Due to size constraints, this filing is being made in 2 (two) related submissions.  This submission is the first of the two related submissions.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number

811-07572

Principal Funds, Inc.

(Exact name of registrant as specified in charter)

711 High Street, Des Moines, IA 50392
(Address of principal executive offices)	(Zip code)

Principal Management Corporation, 711 High Street, Des Moines, IA 50392 (Name and address of agent for service)

Registrant’s telephone number, including area code:		515-248-0156
Date of fiscal year end:	October 31, 2016
Date of reporting period:	October 31, 2016

ITEM 1 – REPORT TO STOCKHOLDERS

PRINCIPAL FUNDS

Economic & Financial Market Review

The third-quarter U.S. Gross Domestic Product (GDP) report confirmed that the second-half rebound has begun, with decent report details and high frequency data suggesting the trend will continue for the rest of the year. Consumer spending grew, the labor market was robust and wages modestly accelerated. Inventories added 0.61 percentage points to growth. Exports increased sharply; goods exports surged 14.5% with a sharp rise in soybean exports. Gross private investment turned positive for the first time this year. Nonresidential structures spending jumped over 5%, the best pace in two years; intellectual property was up 4%; and equipment spending declined. This shift from hard to soft investment may be explained by rapidly expanding e-commerce and cost reducing innovations. (Source: Wall Street Journal). Residential investment has consistently disappointed this year, but, there are lots of reasons residential investment could pick up, including the rise in young adult employment, household incomes, household formation, and home ownership.

Growth is also picking up in Europe, Japan, and China. The Purchasing Managers Index (PMI) rose in both Germany and France, and the aggregate Eurozone economic confidence index increased to 106.3, the highest level since last November. Eurozone manufacturing capacity finally returned to pre-crisis averages, suggesting inflation could pick up modestly. Third-quarter GDP in the U.K. was better than expected, up 2.3% year-over-year, and in Japan, small and large business confidence indexes increased, and real consumer spending accelerated in September, while inflation remains weak. Reflation in China is providing a much needed boost to corporate profits, revenues, and nominal GDP.

The global economy is in a synchronized upturn that is becoming entrenched. There was some retreat in September, but since late 2015, there is a clear uptrend. This global growth bounce, driven by the stabilization of the dollar, stronger commodity prices, and a credit-fueled stimulus in China is expected to last for several more quarters. However, uncertainty remains related to China’s economy, the British exit from European Union, the Federal Reserve’s timing for raising rates, and the policies of the next U.S. President.

*All data cited from October 2016 Principal Economic Insights by Robert Baur, Ph.D., Robin Anderson, and the Economic Committee available at principalfunds.com/commentary.

Important Fund Information

The following information applies to all funds shown in the annual report:

Securities described in the fund commentary may no longer be held in the fund

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class J shares: contingent deferred sales charge of 1% on redemptions made during the first 18 months. Institutional and Class R Shares do not have a sales charge. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

California Municipal Fund

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?

Principal California Municipal Fund seeks to provide as high a level of current income that is exempt from federal and state personal income tax as is consistent with prudent investment management and preservation of capital. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in California municipal obligations (securities issued by or on behalf of state or local governments and other public authorities) at the time of purchase. Generally, these municipal obligations pay interest that is exempt from state personal income tax and federal income tax.

Allocation to Escondido School District, Golden State Tobacco Securitization, and Loma Linda University Medical Center contributed to performance. Allocation to Virgin Islands, Adventist Health Systems, and Providence St. Joseph Health detracted from performance.

*** Extended performance is calculated based on the historical performance of the Fund’s Class A share class, adjusted for the fees and expenses of the share class shown.

Core Plus Bond Fund

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* October 31, 2006 - October 31, 2016

Performance of other share classes will differ.

Average Annual Total Returns* as of October 31, 2016
		1-Year	5-Year	10-Year
Class J Shares	Excluding Sales Charge	4.46%	3.16%	3.63%
	Including Sales Charge	3.46%	3.16%	3.63%
Institutional Shares		4.80%	3.57%	4.12%
R-1 Shares		3.89%	2.67%	3.22%
R-2 Shares		3.98%	2.80%	3.34%
R-3 Shares		4.24%	2.99%	3.53%
R-4 Shares		4.44%	3.19%	3.73%
R-5 Shares		4.56%	3.30%	3.85%

	What contributed to or detracted from Fund performance during the fiscal year?

Principal Core Plus Bond Fund seeks to provide current income and, as a secondary objective, capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds or other debt securities at the time of purchase. Under normal circumstances, the Fund maintains an average portfolio duration that is within 25% of the duration of the Bloomberg Barclays U.S. Aggregate Bond Index.

Sector allocation and security selection contributed to performance. An out-of-index allocation to below investment-grade corporate bonds contributed. Underweight to U.S. Treasury securities and overweight to investment-grade corporate bonds contributed. Security selection within mortgage-backed securities and emerging market debt contributed. Duration and curve positioning detracted as the portfolio was short duration relative to the index during times of declining interest rates. Security selection within below investment-grade corporate bonds detracted. Security selection within investment-grade corporate bonds detracted.

Diversified International Fund

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* October 31, 2006 - October 31, 2016

Performance of other share classes will differ.

Average Annual Total Returns* as of October 31, 2016
		1-Year	5-Year	10-Year
Class J Shares	Excluding Sales Charge	-0.66%	5.22%	1.11%
	Including Sales Charge	-1.64%	5.22%	1.11%
Institutional Shares		-0.34%	5.63%	1.61%
R-1 Shares		-1.20%	4.72%	0.73%
R-2 Shares		-0.99%	4.86%	0.87%
R-3 Shares		-0.79%	5.06%	1.05%
R-4 Shares		-0.65%	5.25%	1.24%
R-5 Shares		-0.52%	5.38%	1.45%

	What contributed to or detracted from Fund performance during the fiscal year?

Principal Diversified International Fund seeks long-term growth of capital. The Fund invests primarily in foreign equity securities. The Fund has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency, but the Fund typically invests in foreign securities of at least 30 countries. The Fund invests in equity securities of small, medium, and large market capitalization companies.

Stock selection in the financials sector contributed, driven by overweight to Yes Bank Limited, one of the new generation private sector banks in India that is benefiting from a well-diversified corporate portfolio with strong asset quality. Stock selection in Canada contributed, led by an overweight to TransCanada Corporation, a leading energy infrastructure company. Stock selection in China contributed, led by overweight to TAL Education Group, a leading K-12 after-school tutoring services provider that benefitted from increases in their online enrollment. Stock selection in the United Kingdom detracted, led by an overweight position in U.K.-based homebuilder Taylor Wimpey plc. Stock selection in the consumer discretionary sector detracted, driven by overweight to Next Plc., a U.K. based apparel and home furnishings retailer. Overweight to JBS, a food company headquartered in Brazil, detracted.

Equity Income Fund

Investment Advisor: Principal Management Corporation
Sub-Advisor: Edge Asset Management, Inc.

Value of a $10,000 Investment* October 31, 2006 - October 31, 2016

Performance of other share classes will differ.

Average Annual Total Returns* as of October 31, 2016
					Extended
	1-Year	5-Year	10-Year	Inception Date	Performance
					Inception Date***
Institutional Shares	5.96%	11.55%	6.05%	8/1/00	5/31/39
R-1 Shares	5.02%	10.58%	5.12%	3/1/10	5/31/39
R-2 Shares	5.17%	10.73%	5.26%	3/1/10	5/31/39
R-3 Shares	5.35%	10.93%	5.45%	3/1/10	5/31/39
R-4 Shares	5.54%	11.13%	5.63%	3/1/10	5/31/39
R-5 Shares	5.66%	11.27%	5.73%	3/1/10	5/31/39

What contributed to or detracted from Fund performance during the fiscal year?

Principal Equity Income Fund seeks to provide current income and long-term growth of income and capital. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in dividend-paying equity securities at the time of purchase. The Fund usually invests in equity securities of companies with large market capitalizations. The Fund invests in value equity securities, an investment strategy that emphasizes buying equity securities that appear to be undervalued.

Applied Materials (AMAT) was a top contributor as a confluence of factors in its end markets led to record high sales and backlogs. Digital Realty Trust (DLR) contributed due in part to the accretive acquisition of TelX, which diversified its portfolio by expanding into the colocation and interconnection businesses, as well as the acquisition of eight facilities in Europe. Microchip Technology (MCHP) contributed as it saw improvements in end market demand and as a result of its acquisition of Atmel is expected to be more accretive than initially thought. Kinder Morgan (KMI) detracted as it was challenged by low energy prices, saw its credit rating outlook lowered, and cut its dividend. Teva Pharmaceutical Industries (TEVA) detracted as concerns regarding pricing erosion weighed on the generic business and partial invalidation of the patent protection on TEVA's multiple sclerosis drug increased the generic risk to TEVA's branded business. Kroger (KR) detracted as deflation in food prices hampered top-line growth.

*** Extended performance is calculated based on the historical performance of the Fund’s Class A share class, adjusted for the fees and expenses of the share class shown.

Global Diversified Income Fund

Investment Advisor: Principal Management Corporation

Sub-Advisors: Analytic Investors, Colonial First State Asset Management (Australia) Limited; DDJ Capital Management, LLC;

Logan Circle Partners, LP; Post Advisory Group, LLC; Principal Global Investors, LLC; Principal Real Estate Investors, LLC; Reaves Asset Management; Spectrum Asset Management, Inc.; Stone Harbor Investment Partners, LP;

Value of a $10,000 Investment* December 15, 2008 - October 31, 2016

Average Annual Total Returns* as of October 31, 2016
	1-Year	5-Year	Since Inception	Inception Date
Institutional Shares	6.80%	7.17%	11.79%	12/15/08

What contributed to or detracted from Fund performance during the fiscal year?

Principal Global Diversified Income Fund seeks income. The Fund generally invests a majority of its assets in fixed-income securities, such as high yield bonds (also known as "junk" bonds), preferred securities, commercial mortgage-backed securities, and emerging market debt securities, in an effort to provide incremental yields over a portfolio of government securities. In addition, it invests in equity securities to provide incremental dividend yields and diversify fixed-income related risks in the Fund.

Allocation to emerging market debt contributed as security selection in the hard currency sovereign and corporate allocations (mostly oil and gas companies), particularly in Europe, Middle East, and Africa contributed, the most. From an individual country perspective, overweights in Angola and several countries from sub-Saharan Africa, as well as Argentina, Ecuador, and Venezuela, contributed as did underweights in China, India, the Philippines, and Sri Lanka. Allocation to high yield bonds contributed to absolute returns, although the allocation lagged the benchmark for the period. Allocation to global infrastructure stocks contributed as security selection in the utilities (electric, water, and gas), telecom, and pipeline sectors were the largest contributors to performance. A number of infrastructure sectors delivered double digit returns over this period. The dividends paid by electric, gas, and water utilities became more attractive in a low bond yield environment. The Fund employs an equity volatility reduction overlay (EVRO) program, which writes option derivatives on the equity sleeves in the portfolio. The different option strategies employed by the EVRO program, generally performed as expected, and has reduced the portfolio volatility since the inception of the strategy in March 2016. Allocation to commercial mortgage-backed securities (CMBS) detracted as exposure to legacy AJ credit bonds and 2013-2014 vintage BBB-bonds were the top detractors. Overall performance was negative due to a combination of security selection and the yield curve where rates moved lower and the yield curve flattened on a portfolio that is short duration relative to the benchmark. Allocation to preferred securities was a drag on relative returns due to volatility in the European bank shares following the Brexit vote as well as weakness in the CoCos sector. Allocation to master limited partnerships (MLPs) detracted as underperformance was driven by negative security selection in the natural gas pipelines and processing subsectors.

Global Real Estate Securities Fund

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Real Estate Investors, LLC

Value of a $10,000 Investment* October 1, 2007 - October 31, 2016

Performance of other share classes will differ.

Average Annual Total Returns* as of October 31, 2016
					Extended
	1-Year	5-Year	Since Inception	Inception Date	Performance
					Inception Date***
Institutional Shares	-0.10%	9.69%	2.95%	10/01/07	-
R-3 Shares	-0.52%	9.14%	2.43%	03/01/16	10/01/07
R-4 Shares	-0.37%	9.34%	2.62%	03/01/16	10/01/07
R-5 Shares	-0.19%	9.48%	2.75%	03/01/16	10/01/07
R-6 Shares	-0.13%	9.66%	2.93%	11/25/14	10/01/07

What contributed to or detracted from Fund performance during the fiscal year?

Principal Global Real Estate Securities Fund seeks to generate a total return. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. and non-U.S. companies principally engaged in the real estate industry at the time of purchase. For the Fund's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry.

A modest underweight to Public Storage was a top contributor to relative performance, as the self-storage sector has been hit with ongoing concerns of growth deceleration and uncertainty over the impact of increasing supply. Underweight to British Land Company PLC was a top contributor, as the market began to price in signs that strong growth in London office values may be slowing. Overweight to Equinix contributed as its "first mover" advantage in the data center space resulted in many of its centers benefitting from irreplaceable "network effects" and serving as some of the most important internet exchange points in the world. Overweight to Great Portland Estates, Land Securities Group PLC, and UNITE Group detracted along with the rest of the U.K. office sector, as these stocks underperformed as the market priced in signs that the strong growth in London office values may be slowing.

*** Extended performance is calculated based on the historical performance of the Fund’s Institutional share class, adjusted for the fees and expenses of the share class shown.

Government & High Quality Bond Fund

Investment Advisor: Principal Management Corporation
Sub-Advisor: Edge Asset Management, Inc.

Value of a $10,000 Investment* October 31, 2006 - October 31, 2016

Performance of other share classes will differ.

Average Annual Total Returns* as of October 31, 2016
						Extended
					Inception	Performance
		1-Year	5-Year	10-Year
					Date	Inception
						Date***
Class J Shares	Excluding Sales Charge	2.72%	2.26%	3.92%	12/15/08	5/4/84
	Including Sales Charge	1.73%	2.26%	3.92%
Institutional Shares		3.03%	2.66%	4.37%	3/23/98	5/4/84
R-1 Shares		2.25%	1.88%	3.57%	12/15/08	5/4/84
R-2 Shares		2.48%	2.01%	3.70%	12/15/08	5/4/84
R-3 Shares		2.66%	2.20%	3.89%	12/15/08	5/4/84
R-4 Shares		2.76%	2.39%	4.06%	12/15/08	5/4/84
R-5 Shares		2.88%	2.49%	4.16%	12/15/08	5/4/84

What contributed to or detracted from Fund performance during the fiscal year?

Principal Government & High Quality Bond Fund seeks a high level of current income consistent with safety and liquidity. The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities issued by the U.S. government, its agencies or instrumentalities or securities that are rated AAA by S&P's Rating Service or Aaa by Moody's Investors Service, Inc., or, if unrated, in the opinion of the Sub-Advisor of comparable quality including but not limited to mortgage securities such as agency and non-agency collateralized mortgage obligations, and other obligations that are secured by mortgages or mortgage-backed securities at the time of purchase.

An out-of-benchmark allocation to agency collateralized mortgage obligation (CMO) aided performance. Allocation to nonagency commercial mortgage-backed securities (CMBS) contributed. Security selection in low-coupon agency mortgages contributed to performance. Allocation to agency commercial mortgage-backed securities hindered performance. Allocation to cash lagged during the year. Allocation to home equity asset-backed securities (ABS) constrained results.

*** Extended performance is calculated based on the historical performance of the Fund’s Class A share class, adjusted for the fees and expenses of the share class shown.

High Yield Fund

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* October 31, 2006 - October 31, 2016

Average Annual Total Returns* as of October 31, 2016
	1-Year	5-Year	10-Year
Institutional Shares	7.76%	6.97%	7.30%

What contributed to or detracted from Fund performance during the fiscal year?

Principal High Yield Fund seeks to provide a high level of current income. The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in below investment grade bonds (sometimes called "high yield bonds" or "junk bonds") which are rated at the time of each purchase Ba1 or lower by Moody's and BB+ or lower by S&P. It also invests in bank loans (also known as senior floating rate interests) and securities of foreign issuers, including those located in developing or emerging countries.

Security selection contributed to performance. Overweight to the independent sector and underweight to the pharmaceuticals, healthcare, wirelines, and consumer cyclical services sectors contributed. Allocation to Chaparral Energy contributed driven by the improving commodity backdrop and improving expectations regarding their restructuring. Allocation to Everest ACQ LLC/Finance contributed as energy reported better than expected EBITDA, driven by production and costs; which were both better than expected. Allocation to Navios Maritime Holdings contributed due to the company's financial flexibility benefits from a diversified operating platform. Underweight to Valeant Pharmaceuticals contributed due to news that the company is looking to divest non-central assets. Allocation to Denbury Resources contributed due to the improving commodity backdrop. Overweight to the health insurance and life insurance sectors, as well as underweight to the oil field services, technology, and integrated sectors detracted. Allocation to Pinnacle Operating Corporation detracted due to rating agency downgrades at the end of September and heightened concerns regarding the company's liquidity, cash flows, and leverage. Allocation to MDC Partners detracted due to weak investor sentiment. Allocation to Centene Corp. detracted due to the announcement of additional issuance coming to the market. Underweight to Freeport-McMoran C & G detracted due to the announcement of another asset sale and copper prices perking up a bit. Allocation to Century Link detracted as bonds traded lower on the announcement that it is buying Level 3 Communications.

High Yield Fund I

     Investment Advisor: Principal Management Corporation Sub-Advisors: J.P. Morgan Investment Management, Inc.; Neuberger Berman Fixed Income, LLC

Value of a $10,000 Investment* October 31, 2006 - October 31, 2016

Average Annual Total Returns* as of October 31, 2016
	1-Year	5-Year	10-Year
Institutional Shares	7.75%	6.29%	7.52%

What contributed to or detracted from Fund performance during the fiscal year?

Principal High Yield Fund I seeks high current income. The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in below investment-grade bonds (sometimes called "high yield bonds" or "junk bonds") which are rated at the time of each purchase Ba1 or lower by Moody's and BB+ or lower by S&P. It also invests in bank loans (also known as senior floating rate interests) and securities of foreign issuers.

Security selection within the electric utilities alongside an overall underweight to the energy sector contributed to performance relative to the Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index. Specifically, underweight to independent energy companies proved beneficial while a slight overweight to companies that outperformed, as oil prices rose and stabilized later in the period, including Chesapeake Energy and EP Energy Corp, contributed. Overweight to midstream and underweight to insurance contributed. Overweight to Scientific Games Corporation aided results. Security selection was a drag on overall results with the largest impact from the communications and consumer non-cyclical subsectors. Active positions in several underperforming securities, including Cumulus Media, iHeartMedia, and CenturyLink detracted. Overweight to pharmaceutical companies Endo International and Valeant Pharmaceuticals, also detracted from results. Issue selection within the independent and midstream industries sub-sector detracted alongside underweight to the better performing metals & mining subsector. Overweight to Claire's, Inc. (retail) and allocation to bank loans hindered results as well.

Income Fund

Investment Advisor: Principal Management Corporation
Sub-Advisor: Edge Asset Management, Inc.

Value of a $10,000 Investment* October 31, 2006 - October 31, 2016

Performance of other share classes will differ.

Average Annual Total Returns* as of October 31, 2016
						Extended
					Inception	Performance
		1-Year	5-Year	10-Year
					Date	Inception
						Date***
Class J Shares	Excluding Sales Charge	5.22%	3.82%	5.18%	9/30/09	12/15/75
	Including Sales Charge	4.22%	3.82%	5.18%
Institutional Shares		5.40%	4.23%	5.70%	3/23/98	12/15/75
R-1 Shares		4.60%	3.36%	4.80%	3/1/10	12/15/75
R-2 Shares		4.73%	3.49%	4.94%	3/1/10	12/15/75
R-3 Shares		4.92%	3.67%	5.13%	3/1/10	12/15/75
R-4 Shares		5.01%	3.85%	5.31%	3/1/10	12/15/75
R-5 Shares		5.25%	3.98%	5.39%	3/1/10	12/15/75
R-6 Shares		5.37%	3.98%	5.37%	11/25/14	12/15/75

What contributed to or detracted from Fund performance during the fiscal year?

Principal Income Fund seeks to provide a high level of current income consistent with preservation of capital. The Fund invests primarily in a diversified pool of fixed-income securities including corporate securities, U.S. government securities, and mortgage-backed securities, up to 35% of which may be in below investment-grade bonds which are rated at the time of purchase Ba1 or lower by Moody's and BB+ or lower by S&P. It maintains an average portfolio duration that is within 25% of the duration of the Bloomberg Barclays U.S. Aggregate Bond Index.

Allocation to high yield aided performance as credit spreads narrowed during the period. Issue selection within and underweight to U.S. Treasury aided results. Security selection and overweight to real estate investment trusts (REITS) contributed. Overweight to and issue selection within asset-backed securities (ABS) detracted from performance. Security selection in utilities hindered performance. Allocation to cash detracted.

*** Extended performance is calculated based on the historical performance of the Fund’s Class A share class, adjusted for the fees and expenses of the share class shown.

Inflation Protection Fund

Investment Advisor: Principal Management Corporation
Sub-Advisor: BlackRock Financial Management, Inc.

Value of a $10,000 Investment* October 31, 2006 - October 31, 2016

Performance of other share classes will differ.

Average Annual Total Returns* as of October 31, 2016
		1-Year	5-Year	10-Year
Class J Shares	Excluding Sales Charge	4.51%	0.47%	0.81%
	Including Sales Charge	3.51%	0.47%	0.81%
Institutional Shares		5.30%	1.15%	1.52%
R-1 Shares		4.31%	0.26%	0.63%
R-2 Shares		4.44%	0.40%	0.77%
R-3 Shares		4.69%	0.59%	0.95%
R-4 Shares		4.82%	0.75%	1.13%
R-5 Shares		4.93%	0.87%	1.25%

	What contributed to or detracted from Fund performance during the fiscal year?

Principal Inflation Protection Fund seeks to provide current income and real (after inflation) total returns. The Fund invests primarily in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. It normally maintains an average portfolio duration that is within 20% of the duration of the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index. The Fund also invests in foreign securities, U.S. Treasuries and agency securities.

Long New Zealand real rate positioning was a contributor. Within foreign exchange (FX), short Great Britain pound (GBP) vs Australian dollar (AUD) and Japanese yen (JPY) proved beneficial surrounding the U.K. referendum in late June. Long U.S. breakeven positioning was a detractor over the 12-month period but has been a contributor over the last four months. Additional detractors included the portfolio's aggregate Euro-area positioning and Japanese breakeven positioning.

International Emerging Markets Fund

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* October 31, 2006 - October 31, 2016

Performance of other share classes will differ.

Average Annual Total Returns* as of October 31, 2016
		1-Year	5-Year	10-Year
Class J Shares	Excluding Sales Charge	6.87%	-0.08%	2.17%
	Including Sales Charge	5.87%	-0.08%	2.17%
Institutional Shares		7.27%	0.34%	2.67%
R-1 Shares		6.36%	-0.51%	1.79%
R-2 Shares		6.49%	-0.38%	1.92%
R-3 Shares		6.70%	-0.20%	2.10%
R-4 Shares		6.86%	-0.02%	2.29%
R-5 Shares		6.99%	0.10%	2.42%

	What contributed to or detracted from Fund performance during the fiscal year?

Principal International Emerging Markets Fund seeks long-term growth of capital. The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market companies at the time of purchase. Emerging market country means any country which is considered to be an emerging country by the international financial community (including the MSCI Emerging Markets Index or Bloomberg Barclays Emerging Markets USD Aggregate Bond Index). It invests in equity securities of small, medium, and large market capitalization companies.

Overweight to Itausa, a Brazilian holding company with a key stake in the financial company Itau contributed. Allocation to Taiwan Semiconductor Manufacturing Co., the largest semiconductor foundry in the world, contributed. Allocation to Telekomunikasi Indonesia, the largest telecom operator in Indonesia, contributed. Significant detractors included underweight to Petrobras, Brazil's national oil company, and Banco Bradesco, the second largest private financial institution in Brazil. Overweight to PICC Property & Casualty Co., a leading property and casualty insurer with the largest market share in China, detracted.

International Fund I

Investment Advisor: Principal Management Corporation
Sub-Advisor: Origin Asset Management, LLP

Value of a $10,000 Investment* October 31, 2006 - October 31, 2016

Performance of other share classes will differ.

Average Annual Total Returns* as of October 31, 2016
	1-Year	5-Year	10-Year
Institutional Shares	-2.36%	6.69%	1.59%
R-1 Shares	-3.20%	5.78%	0.71%
R-2 Shares	-3.12%	5.92%	0.84%
R-3 Shares	-2.90%	6.12%	1.03%
R-4 Shares	-2.75%	6.31%	1.22%
R-5 Shares	-2.69%	6.42%	1.34%

What contributed to or detracted from Fund performance during the fiscal year?

Principal International Fund I seeks long-term growth of capital. The Fund invests primarily in foreign equity securities. Usually, the Fund's investments are diversified across many different countries and regions, including countries with emerging markets. The Fund typically invests in foreign securities of at least ten countries. The Fund invests in equity securities of small, medium, and large market capitalization companies. The Fund invests in value equity securities, an investment strategy that emphasizes buying equity securities that appear to be undervalued.

The most significant contribution came from information technology stocks, chiefly based in China, led by Sunny Optical, Netease, and Geely Automobile Holdings. At a regional level, Europe ex-U.K. proved most beneficial led by selection in the financials and health care sectors within the region. At a sector level, holdings in information technology were the most additive, as mentioned above predominantly through positions in China. Holdings in telecommunication services also contributed. The most significant detractor from performance came from securities the U.K., which suffered following the U.K.'s decision to exit the European Union. U.K. homebuilders were the hardest hit, with holdings such as Barratt Development, Berkeley Group Holdings, Persimmon, and Bellway detracting. Japanese securities also proved detrimental to relative performance, with industrial holdings in the country detracting the most, led by Central Japan Railway Company and Takeuchi Manufacturing Company. At a sector level, financials were the most significant detractor, led predominantly by names in Japan and China, with PICC Property and Casualty Co proving the single most challenging holding.

LargeCap Growth Fund

Investment Advisor: Principal Management Corporation
Sub-Advisor: Columbus Circle Investors

Value of a $10,000 Investment* October 31, 2006 - October 31, 2016

Performance of other share classes will differ.

Average Annual Total Returns* as of October 31, 2016
		1-Year	5-Year	10-Year
Class J Shares	Excluding Sales Charge	-4.01%	10.85%	5.71%
	Including Sales Charge	-4.87%	10.85%	5.71%
Institutional Shares		-3.75%	11.31%	6.28%
R-1 Shares		-4.47%	10.35%	5.38%
R-2 Shares		-4.40%	10.52%	5.51%
R-3 Shares		-4.21%	10.70%	5.77%
R-4 Shares		-4.04%	10.91%	5.89%
R-5 Shares		-3.98%	11.03%	6.01%

	What contributed to or detracted from Fund performance during the fiscal year?

Principal LargeCap Growth Fund seeks long-term growth of capital. The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with large market capitalizations at the time of each purchase. It invests in growth equity securities; growth orientation emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average.

Ulta Salon, Cosmetics, and Fragrances contributed due to comparable store sales. FleetCor Technologies contributed based on a significant outsourcing deal with Speedway, the number five fuel retailer, better than expected accretion potential from a recent Brazilian acquisition, and improved core operating trends from increased usage and higher energy prices. Lam Research contributed as a result of strong shipments associated with memory customer spending, particularly within segments focused on next generation 3D NAND technology. Bristol Myers Squibb detracted as it suffered from the failure of its immune oncology drug Opdivo to meet its primary clinical trial endpoint for the treatment of lung cancer. Gilead Sciences detracted as a result of media coverage of industry pricing, which seems egregious on the surface and could face increased controls and regulations that would adversely impact growth. An out-of-benchmark allocation to Royal Caribbean detracted as a result of uncertainty in cruise yields from China and European macro uncertainty.

LargeCap Growth Fund I

Investment Advisor: Principal Management Corporation
Sub-Advisors: Brown Advisory, LLC; T. Rowe Price Associates, Inc.

Value of a $10,000 Investment* October 31, 2006 - October 31, 2016

Performance of other share classes will differ.

Average Annual Total Returns* as of October 31, 2016
						Extended
					Inception	Performance
		1-Year	5-Year	10-Year
					Date	Inception
						Date***
Class J Shares	Excluding Sales Charge	0.13%	12.46%	8.07%	3/1/01	12/6/00
	Including Sales Charge	-0.74%	12.46%	8.07%
Institutional Shares		0.34%	12.91%	8.64%	12/6/00	-
R-1 Shares		-0.50%	11.94%	7.70%	11/1/04	12/6/00
R-2 Shares		-0.34%	12.10%	7.84%	12/6/00	-
R-3 Shares		-0.14%	12.30%	8.03%	12/6/00	-
R-4 Shares		0.03%	12.51%	8.24%	12/6/00	-
R-5 Shares		0.12%	12.64%	8.37%	12/6/00	-
R-6 Shares		0.27%	12.87%	8.62%	11/25/14	12/6/00

What contributed to or detracted from Fund performance during the fiscal year?

Principal LargeCap Growth Fund I seeks long-term growth of capital. The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with large market capitalizations at the time of each purchase. It invests in growth equity securities; growth orientation emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average.

Selection within and an overweight to information technology added value. Selection within telecom was beneficial. Holding less risky securities (in terms of debt to equity levels) than the index, contributed. Both sub-advisors fell behind the index. Selection within industrials, especially commercial services and supplies, detracted from relative performance. Overweight to health care detracted as this was the second worst performing sector within the index.

*** Extended performance is calculated based on the historical performance of the Fund’s Institutional share class, adjusted for the fees and expenses of the share class shown.

LargeCap Growth Fund II

Investment Advisor: Principal Management Corporation

Sub-Advisors: American Century Investment Management, Inc.; Sawgrass Asset Management, LLC

Value of a $10,000 Investment* October 31, 2006 - October 31, 2016

Performance of other share classes will differ.

Average Annual Total Returns* as of October 31, 2016
		1-Year	5-Year	10-Year
Class J Shares	Excluding Sales Charge	0.30%	11.26%	6.57%
	Including Sales Charge	-0.55%	11.26%	6.57%
Institutional Shares		0.60%	11.75%	7.17%
R-1 Shares		-0.26%	10.78%	6.23%
R-2 Shares		-0.12%	10.91%	6.37%
R-3 Shares		0.03%	11.13%	6.56%
R-4 Shares		0.17%	11.31%	6.76%
R-5 Shares		0.32%	11.44%	6.88%

	What contributed to or detracted from Fund performance during the fiscal year?

Principal LargeCap Growth Fund II seeks long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with large market capitalizations at the time of purchase. The Fund invests in growth equity securities; growth orientation emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average.

Stock selection within the consumer discretionary sector contributed to returns as the stocks in the portfolio performed better than the stocks in the index. Individual stock selection within the energy sector added value. The Fund’s lower price volatility (holding stocks that experienced less price movement that those within the index) contributed. Stock selection diminished returns overall, led by the information technology sector. Both sub-advisors (American Century Investment Management, Inc. and Sawgrass Asset Management, LLC) underperformed in the index. The Fund's lower beta (a measure of a stock's volatility in relation to the market) detracted from returns.

LargeCap S&P 500 Index Fund

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* October 31, 2006 - October 31, 2016

Performance of other share classes will differ.

Average Annual Total Returns* as of October 31, 2016
		1-Year	5-Year	10-Year
Class J Shares	Excluding Sales Charge	4.05%	12.97%	6.06%
	Including Sales Charge	3.05%	12.97%	6.06%
Institutional Shares		4.31%	13.36%	6.51%
R-1 Shares		3.43%	12.37%	5.60%
R-2 Shares		3.53%	12.52%	5.73%
R-3 Shares		3.74%	12.72%	5.92%
R-4 Shares		3.96%	12.94%	6.12%
R-5 Shares		4.11%	13.08%	6.25%

	What contributed to or detracted from Fund performance during the fiscal year?

Principal LargeCap S&P 500 Index Fund seeks long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that compose the S&P 500 Index at the time of purchase.

The Fund was in line with the S&P 500 index. Eight of the 10 economic sectors posted positive returns with the utilities and information technology sectors providing the largest positive returns. NVIDIA Corporation, Newmont Mining Corporation, and Applied Materials contributed. The consumer discretionary and health care sectors recorded the worst returns during the period. Chipotle Mexican Grill, Perrigo Co, and Endo International detracted.

LargeCap Value Fund

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* October 31, 2006 - October 31, 2016

Performance of other share classes will differ.

Average Annual Total Returns* as of October 31, 2016
		1-Year	5-Year	10-Year
Class J Shares	Excluding Sales Charge	-1.56%	11.28%	3.94%
	Including Sales Charge	-2.46%	11.28%	3.94%
Institutional Shares		-1.24%	11.76%	4.50%
R-1 Shares		-2.13%	10.78%	3.59%
R-2 Shares		-1.97%	10.93%	3.72%
R-3 Shares		-1.78%	11.14%	3.91%
R-4 Shares		-1.60%	11.34%	4.10%
R-5 Shares		-1.48%	11.47%	4.23%

	What contributed to or detracted from Fund performance during the fiscal year?

Principal LargeCap Value Fund seeks long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with large market capitalizations at the time of purchase. For this Fund, companies with large market capitalizations are those with market capitalizations within the range of companies comprising the Russell 1000 Value Index. It invests in value equity securities, an investment strategy that emphasizes buying equity securities that appear to be undervalued.

Overweight to Tyson Foods contributed, driven by better than expected margins in their chicken production segment due to aggressive cost cutting. Overweight to Public Service Enterprise Group Inc., the largest electric and gas distribution and transmission utility company in New Jersey, contributed driven by mild weather impacts and improved wholesale power prices. Overweight to Everest Re Group, a global property & casualty reinsurance and diversified insurance company based in Bermuda, contributed as lower than expected catastrophe losses and better core underwriting results in reinsurance drove performance. Overweight to Noble Corporation, a leading offshore driller operating drillships, high-spec jack-ups, and semisubmersibles around the globe, detracted driven by the announcement that RDS had terminated the contract for one of their drillships. Overweight to Murphy Oil Corporation, a global exploration & production company with operations in Canada and Malaysia, as well as offshore U.S., detracted. Overweight to Tesoro Corporation, an independent refiner and marketer of petroleum products with a presence throughout the western U.S., detracted as a result of the volatility in energy prices.

LargeCap Value Fund III

     Investment Advisor: Principal Management Corporation Sub-Advisors: Barrow, Hanley, Mewhinney & Strauss, LLC; Westwood Management Corporation

Value of a $10,000 Investment* October 31, 2006 - October 31, 2016

Performance of other share classes will differ.

Average Annual Total Returns* as of October 31, 2016
		1-Year	5-Year	10-Year
Class J Shares	Excluding Sales Charge	3.05%	11.79%	2.78%
	Including Sales Charge	2.10%	11.79%	2.78%
Institutional Shares		3.37%	12.26%	3.29%
R-1 Shares		2.46%	11.28%	2.39%
R-2 Shares		2.56%	11.42%	2.52%
R-3 Shares		2.78%	11.61%	2.70%
R-4 Shares		2.97%	11.85%	2.91%
R-5 Shares		3.09%	11.97%	3.02%

What contributed to or detracted from Fund performance during the fiscal year?

Principal LargeCap Value Fund III seeks long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in companies with large market capitalizations at the time of purchase. For this Fund, companies with large market capitalizations are those with market capitalizations within the range of companies comprising the Russell 1000 Value Index. The Fund invests in value equity securities, an investment strategy that emphasizes buying equity securities that appear to be undervalued.

Stock selection within consumer discretionary added value. Underweight to financials was beneficial as this was the second worst performing sector in the index. The portfolio's lower price volatility contributed to performance. Selection within banks detracted from performance. Underweight to utilities held back returns. Both sub-advisors (Barrow, Hanley, Mewhinney & Strauss, LLC and Westwood Management Corporation) fell behind the index.

MidCap Fund

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* October 31, 2006 - October 31, 2016

Performance of other share classes will differ.

Average Annual Total Returns* as of October 31, 2016
		1-Year	5-Year	10-Year
Class J Shares	Excluding Sales Charge	4.35%	14.16%	9.50%
	Including Sales Charge	3.37%	14.16%	9.50%
Institutional Shares		4.49%	14.48%	9.96%
R-1 Shares		3.63%	13.53%	9.03%
R-2 Shares		3.79%	13.69%	9.19%
R-3 Shares		4.02%	13.91%	9.39%
R-4 Shares		4.18%	14.11%	9.59%
R-5 Shares		4.31%	14.24%	9.72%

	What contributed to or detracted from Fund performance during the fiscal year?

Principal MidCap Fund seeks long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with medium market capitalizations at the time of purchase.

TransDigm, a supplier of an extensive collection of mostly proprietary air plane components found in nearly all military and commercial aircrafts, contributed in part due to strong results in its aftermarket business. Aon, the world's largest insurance broker and a leading human resources consulting firm, contributed due to the company's solid results that showed strong organic growth with improving margins. S&P Global, a collection of high-margin, low-capital businesses with strong competitive positions, contributed largely due to higher levels of debt issuance in response to the current low interest rate environment. Airgas, the largest distributor of industrial, medical, and specialty gases in the U.S., which also supplies hard goods such as welding equipment, contributed in part due to the agreement of Air Liquide to acquire Airgas for a significant premium. Ross Stores, the second largest off-price retailer in the U.S. contributed due to executing well on its strategy over the last year. LPL, a one-stop shop service for independent financial advisors detracted, due to concerns about the impact of market volatility on earnings, as well as uncertainty regarding the final ruling from the Department of Labor on requiring advisors to meet the fiduciary standard when providing advice on retirement money. CBRE Group, the largest commercial real estate services firm in the world, detracted due to fears that weakness in key markets would lower near-term earnings. Signet Jewelers, the largest jeweler by volume in the U.S., marketing primarily to the middle-class consumer through its Kay's Jewelers, Jared, and Zales brands, detracted as concerns increased related to its financing business. Liberty Interactive, which owns the leading worldwide home shopping network, QVC, and an economic interest in their primary competitor HSN, detracted as QVC experienced a slowdown in sales growth during the summer months. CarMax, the largest used car retailer in the U.S. with more than 140 stores in operation, detracted as growth in same store sales slowed.

MidCap Growth Fund

Investment Advisor: Principal Management Corporation
Sub-Advisor: Columbus Circle Investors

Value of a $10,000 Investment* October 31, 2006 - October 31, 2016

Performance of other share classes will differ.

Average Annual Total Returns* as of October 31, 2016
		1-Year	5-Year	10-Year
Class J Shares	Excluding Sales Charge	-3.03%	10.42%	7.13%
	Including Sales Charge	-3.97%	10.42%	7.13%
Institutional Shares		-2.85%	10.92%	7.75%
R-1 Shares		-3.56%	10.01%	6.85%
R-2 Shares		-3.63%	10.12%	6.97%
R-3 Shares		-3.44%	10.33%	7.17%
R-4 Shares		-3.14%	10.56%	7.39%
R-5 Shares		-3.04%	10.66%	7.50%

	What contributed to or detracted from Fund performance during the fiscal year?

Principal MidCap Growth Fund seeks long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with medium market capitalizations at the time of purchase. For this Fund, companies with medium market capitalizations are those with market capitalizations within the range of companies comprising the Russell Midcap Growth Index.

IDEXX Laboratories contributed due to strength in the veterinary market. Ulta Salon, Cosmetics, and Fragrance contributed due to strong financial results driven by better than expected customer traffic and sales growth, as well as new store openings. Burlington Stores contributed as it benefited from favorable purchases of inventory, higher wages for its consumers, and better product mix. Harman International detracted as the professional division underperformed due to volatility in foreign exchange markets hurting the company's competitiveness in certain geographies. Middleby Corporation detracted due to concerns related to legacy product disruption and recall issues at the Viking residential division, as well as fears of slowing growth in commercial foodservice due to slowing restaurant sales trends. Kate Spade & Company detracted due to disappointing comparable store sales and operating margins, which were impacted by continued weak tourist volumes, less compelling new products, and market conditions within the handbag category turning less favorable.

MidCap Growth Fund III

Investment Advisor: Principal Management Corporation
Sub-Advisors: Robert W Baird & Co., Inc.; William Blair & Co., LLC.

Value of a $10,000 Investment* October 31, 2006 - October 31, 2016

Performance of other share classes will differ.

Average Annual Total Returns* as of October 31, 2016
		1-Year	5-Year	10-Year
Class J Shares	Excluding Sales Charge	-1.47%	8.16%	5.76%
	Including Sales Charge	-2.40%	8.16%	5.76%
Institutional Shares		-1.15%	8.65%	6.31%
R-1 Shares		-2.03%	7.70%	5.40%
R-2 Shares		-1.95%	7.84%	5.54%
R-3 Shares		-1.72%	8.03%	5.71%
R-4 Shares		-1.58%	8.23%	5.91%
R-5 Shares		-1.42%	8.36%	6.04%

	What contributed to or detracted from Fund performance during the fiscal year?

Principal MidCap Growth Fund III seeks long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with medium market capitalizations at the time of each purchase. It invests in growth equity securities; growth orientation emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average.

Stock selection within the consumer discretionary sector added value. Overweight to information technology, especially internet software and services, contributed to performance. Holding less risky securities (in terms of debt to equity levels) than the index, contributed. Both sub-advisors (Robert W Baird & Co., Inc. and William Blair & Co., LLC.) underperformed the index. Stock selection within information technology sector, in particular semiconductors, detracted. Underweight to consumer staples also detracted.

MidCap S&P 400 Index Fund

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* October 31, 2006 - October 31, 2016

Performance of other share classes will differ.

Average Annual Total Returns* as of October 31, 2016
		1-Year	5-Year	10-Year
Class J Shares	Excluding Sales Charge	5.63%	12.21%	7.60%
	Including Sales Charge	4.65%	12.21%	7.60%
Institutional Shares		5.96%	12.65%	8.14%
R-1 Shares		5.11%	11.72%	7.23%
R-2 Shares		5.25%	11.86%	7.36%
R-3 Shares		5.41%	12.06%	7.55%
R-4 Shares		5.63%	12.28%	7.77%
R-5 Shares		5.71%	12.40%	7.89%

	What contributed to or detracted from Fund performance during the fiscal year?

Principal MidCap S&P 400 Index Fund normally invests the majority of assets in common stocks of companies that compose the S&P MidCap 400 Index. Management attempts to mirror the investment performance of the index by allocating assets in approximately the same weightings as the S&P MidCap 400 Index.

The Fund was in line with the S&P 400 index. Seven of the 10 economic sectors in the index posted positive returns with the utilities and materials sectors providing the largest positive returns. Advanced Micro Devices, DreamWorks Animation, and Computer Sciences Corporation contributed. The telecommunication services and energy sectors recorded the worst returns during the period. Office Depot, Noble Corporation, and Ascena Retail Group detracted from performance.

MidCap Value Fund I

Investment Advisor: Principal Management Corporation

Sub-Advisors: Los Angeles Capital Management and Equity Research, Inc.; Victory Capital Management

Value of a $10,000 Investment* October 31, 2006 - October 31, 2016

Performance of other share classes will differ.

Average Annual Total Returns* as of October 31, 2016
						Extended
					Inception	Performance
		1-Year	5-Year	10-Year
					Date	Inception
						Date***
Class J Shares	Excluding Sales Charge	2.37%	11.49%	6.20%	3/2/09	12/29/03
	Including Sales Charge	1.45%	11.49%	6.20%
Institutional Shares		2.69%	11.95%	6.76%	12/29/03	-
R-1 Shares		1.78%	10.98%	5.85%	11/1/04	12/29/03
R-2 Shares		2.00%	11.13%	5.99%	6/1/04	12/29/03
R-3 Shares		2.13%	11.33%	6.17%	6/1/04	12/29/03
R-4 Shares		2.35%	11.56%	6.38%	6/1/04	12/29/03
R-5 Shares		2.49%	11.67%	6.50%	6/1/04	12/29/03

What contributed to or detracted from Fund performance during the fiscal year?

Principal MidCap Value Fund I seeks long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with medium market capitalizations at the time of purchase. It invests in value equity securities, an investment strategy that emphasizes buying equity securities that appear to be undervalued. The Fund also invests in real estate investment trusts, and actively trades portfolio securities.

A slight underweight to and selection within the energy sector added value. Selection within the consumer staples sector contributed, especially within the food product industry. Underweight to the real estate sector contributed. Overall selection was a drag on returns as individual stock selection within financials diminished returns. Overweight to the health care sector was a further detriment to performance. The lower price volatility of the option compared to the index detracted.

*** Extended performance is calculated based on the historical performance of the Fund’s Institutional share class, adjusted for the fees and expenses of the share class shown.

MidCap Value Fund III

     Investment Advisor: Principal Management Corporation Sub-Advisors: Barrow, Hanley, Mewhinney & Strauss, LLC; Principal Global Investors, LLC

Value of a $10,000 Investment* October 31, 2006 - October 31, 2016

Performance of other share classes will differ.

Average Annual Total Returns* as of October 31, 2016
						Extended
					Inception	Performance
		1-Year	5-Year	10-Year
					Date	Inception
						Date***
Class J Shares	Excluding Sales Charge	0.29%	11.88%	6.02%	3/1/01	12/6/00
	Including Sales Charge	-0.68%	11.88%	6.02%
Institutional Shares		0.50%	12.28%	6.55%	3/1/01	12/6/00
R-1 Shares		-0.35%	11.32%	5.59%	11/1/04	12/6/00
R-2 Shares		-0.18%	11.46%	5.73%	12/6/00	-
R-3 Shares		-0.02%	11.66%	5.93%	12/6/00	-
R-4 Shares		0.12%	11.86%	6.12%	12/6/00	-
R-5 Shares		0.27%	12.02%	6.26%	12/6/00	-
R-6 Shares		0.49%	11.88%	6.03%	11/25/14	12/6/00

What contributed to or detracted from Fund performance during the fiscal year?

Principal MidCap Value Fund III seeks long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with medium market capitalizations at the time of purchase. It invests in value equity securities, an investment strategy that emphasizes buying equity securities that appear to be undervalued. The Fund invests in real estate investment trusts (REITs).

Stock selection in the consumer staples and telecommunication services sectors contributed the most. Overweight to ONEOK, Inc., which is engaged in the gathering, processing, storage, and transportation of natural gas in the U.S., contributed as energy prices rebounded. Overweight to Tyson Foods contributed driven by better than expected margins in their chicken production segment as a result of aggressive cost cutting. Overweight to Ingredion Incorporated, a global manufacturer of starch and sweetener ingredients for food, beverage, brewing, industrial, and pharmaceutical customers, contributed due to strong growth in their North American sales coupled with record high margins. Overweight to Diamond Offshore Drilling, Inc., a leading offshore drilling service company, providing contract drilling services around the world with a total fleet of 30 drilling rigs, including one under construction for delivery in mid-2016, detracted as energy price volatility weighed on the security. Overweight to Jones Lang LaSalle Inc., a global property services companies with approximately 200 offices in 70 countries supporting several major commercial real estate service lines, detracted as growing expenses compressed margins and currency movements provided headwinds. Overweight to Noble Corporation, a leading offshore driller operating drillships, high-spec jackups, and semisubmersibles around the globe, detracted due to the mid-December announcement that RDS had terminated the contract for one of their drillships a year early.

*** Extended performance is calculated based on the historical performance of the Fund’s R-3 share class, adjusted for the fees and expenses of the share class shown.

Overseas Fund

     Investment Advisor: Principal Management Corporation Sub-Advisors: Barrow, Hanley, Mewhinney & Strauss, LLC; Causeway Capital Management, LLC

Value of a $10,000 Investment* September 30, 2008 - October 31, 2016

Performance of other share classes will differ.

Average Annual Total Returns* as of October 31, 2016
					Extended
	1-Year	5-Year	Since Inception	Inception Date	Performance
					Inception Date***
Institutional Shares	-3.88%	4.57%	4.28%	9/30/08	-
R-1 Shares	-4.82%	3.64%	3.36%	3/1/12	9/30/08
R-2 Shares	-4.63%	3.80%	3.51%	3/1/12	9/30/08
R-3 Shares	-4.43%	3.99%	3.70%	3/1/12	9/30/08
R-4 Shares	-4.28%	4.19%	3.90%	3/1/12	9/30/08
R-5 Shares	-4.15%	4.32%	4.02%	3/1/12	9/30/08

What contributed to or detracted from Fund performance during the fiscal year?

Principal Overseas Fund seeks long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of foreign companies at the time of each purchase. It invests in emerging market countries. The Fund invests in value equity securities, an investment strategy that emphasizes buying equity securities that appear to be undervalued. It invests in equity securities of small, medium, and large market capitalization companies.

Barrow, Hanley, Mewhinney & Strauss, LLC contributed. Stock selection within telecom contributed to performance. Underweight to financials was rewarded as this sector was the second worst performer in the index. Causeway Capital Management, LLC detracted. Selection within materials detracted from relative performance. Overweight to pharmaceuticals detracted.

*** Extended performance is calculated based on the historical performance of the Fund’s Institutional share class, adjusted for the fees and expenses of the share class shown.

Principal Capital Appreciation Fund

Investment Advisor: Principal Management Corporation
Sub-Advisor: Edge Asset Management, Inc.

Value of a $10,000 Investment* October 31, 2006 - October 31, 2016

Performance of other share classes will differ.

Average Annual Total Returns* as of October 31, 2016
					Extended
	1-Year	5-Year	10-Year	Inception Date	Performance
					Inception Date***
Institutional Shares	2.27%	12.78%	7.38%	6/7/99	11/24/86
R-1 Shares	1.38%	11.81%	6.42%	3/1/10	11/24/86
R-2 Shares	1.54%	11.95%	6.56%	3/1/10	11/24/86
R-3 Shares	1.70%	12.15%	6.75%	3/1/10	11/24/86
R-4 Shares	1.90%	12.36%	6.94%	3/1/10	11/24/86
R-5 Shares	2.03%	12.50%	7.05%	3/1/10	11/24/86

What contributed to or detracted from Fund performance during the fiscal year?

Principal Capital Appreciation Fund seeks to provide long-term growth of capital. The Fund invests primarily in equity securities of companies with any market capitalization, but has a greater exposure to large market capitalization companies than small or medium market capitalization companies. It invests in equity securities with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of equity securities with these characteristics. Investing in value equity securities is an investment strategy that emphasizes buying equity securities that appear to be undervalued.

Waste Connections (WCN) contributed due to its well-received merger with Progressive Waste Solutions in an all-stock deal as management has a successful mergers & acquisitions (M&A) track record and significant synergies are being realized. Xcel Energy (XEL) contributed as it benefitted from increased interest in utilities as investors sought safety and yield, as well as outperforming relative to the industry thanks to regulatory wins. Northrop Grumman (NOC) was a top contributor due to wider margins, a Department of Defense budget resolution, and a long-range strike bomber contract win. Allergan (AGN) detracted as it was negatively impacted by the U.S. Treasury Department's introduction of new inversion regulations, which effectively ended merger plans with Pfizer. HollyFrontier (HFC) detracted as tighter refining margins weighed on profitability. Perrigo (PRGO) detracted due to generic drug pricing pressure, departure of the long-time CEO, and a rocky integration of Omega, the branded consumer health care business it acquired in 2014.

*** Extended performance is calculated based on the historical performance of the Fund’s Class A share class, adjusted for the fees and expenses of the share class shown.

Principal LifeTime 2010 Fund

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* October 31, 2006 - October 31, 2016

Performance of other share classes will differ.

Average Annual Total Returns* as of October 31, 2016
		1-Year	5-Year	10-Year
Class J Shares	Excluding Sales Charge	2.98%	5.80%	3.34%
	Including Sales Charge	2.00%	5.80%	3.34%
Institutional Shares		3.25%	6.09%	3.72%
R-1 Shares		2.33%	5.17%	2.81%
R-2 Shares		2.37%	5.30%	2.94%
R-3 Shares		2.60%	5.49%	3.13%
R-4 Shares		2.80%	5.69%	3.33%
R-5 Shares		2.95%	5.84%	3.45%

	What contributed to or detracted from Fund performance during the fiscal year?

Principal LifeTime 2010 Fund seeks a total return consisting of long-term growth of capital and current income. The Fund operates as a "target date fund" that invests according to an asset allocation strategy designed for investors having a retirement investment goal close to the year 2010. It is a fund of funds and invests in Principal Funds, Inc. Institutional Class shares. Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities.

Underweight to short-term bonds was beneficial, as interest rates generally trended downward - this benefitted intermediate-term bonds to a greater extent than short-term bonds. Active manager performance from the Principal Core Plus Bond Fund (sub-advised by Principal Global Investors, LLC) was a positive for the year.

Style selection of real assets was a detractor, as global real estate investment trusts (REITs) and other diversified real assets significantly lagged the domestic REIT exposure of the S&P Target Date Indexes. Manager performance of the Global Real Estate Securities Fund (sub-advised by Principal Real Estate Investors, LLC), and the Diversified Real Asset Fund (multiple sub-advisors) also detracted. Furthermore, manager performance in U.S. equities was poor in general, but specifically the LargeCap Growth Fund I (co-sub-advised by T. Rowe Price Associates, Inc. and Brown Advisory, LLC), LargeCap Value Fund (sub-advised by Principal Global Investors, LLC), and several mid- and small-cap managers within the portfolio detracted overall.

Principal LifeTime 2015 Fund

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* February 29, 2008 - October 31, 2016

Performance of other share classes will differ.

Average Annual Total Returns* as of October 31, 2016
	1-Year	5-Year	Since Inception	Inception Date
Institutional Shares	2.91%	6.70%	4.47%	2/29/08
R-1 Shares	2.07%	5.78%	3.51%	2/29/08
R-2 Shares	2.19%	5.91%	3.65%	2/29/08
R-3 Shares	2.38%	6.11%	3.83%	2/29/08
R-4 Shares	2.62%	6.31%	4.04%	2/29/08
R-5 Shares	2.75%	6.43%	4.15%	2/29/08

What contributed to or detracted from Fund performance during the fiscal year?

Principal LifeTime 2015 Fund seeks a total return consisting of long-term growth of capital and current income. The Fund operates as a "target date fund" that invests according to an asset allocation strategy designed for investors having a retirement investment goal close to the year 2015. It is a fund of funds and invests in Principal Funds, Inc. Institutional Class shares. Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities.

Underweight to short-term bonds was beneficial, as interest rates generally trended downward - this benefitted intermediate-term bonds to a greater extent than short-term bonds. Active manager performance from the Principal Core Plus Bond Fund (sub-advised by Principal Global Investors, LLC) was a positive for the year.

Style selection of real assets was a detractor, as global real estate investment trusts (REITs) and other diversified real assets significantly lagged the domestic REIT exposure of the S&P Target Date Indexes. Manager performance of the Global Real Estate Securities Fund (sub-advised by Principal Real Estate Investors, LLC), and the Diversified Real Asset Fund (multiple sub-advisors) also detracted. Furthermore, manager performance in U.S. equities was poor in general, but specifically the LargeCap Growth Fund I (co-sub-advised by T. Rowe Price Associates, Inc. and Brown Advisory, LLC), LargeCap Value Fund (sub-advised by Principal Global Investors, LLC), and several mid- and small-cap managers within the portfolio detracted overall.

Principal LifeTime 2020 Fund

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* October 31, 2006 - October 31, 2016

Performance of other share classes will differ.

Average Annual Total Returns* as of October 31, 2016
		1-Year	5-Year	10-Year
Class J Shares	Excluding Sales Charge	2.53%	7.18%	3.80%
	Including Sales Charge	1.59%	7.18%	3.80%
Institutional Shares		2.71%	7.50%	4.19%
R-1 Shares		1.82%	6.55%	3.28%
R-2 Shares		1.92%	6.69%	3.42%
R-3 Shares		2.19%	6.88%	3.61%
R-4 Shares		2.37%	7.08%	3.80%
R-5 Shares		2.50%	7.21%	3.92%

	What contributed to or detracted from Fund performance during the fiscal year?

Principal LifeTime 2020 Fund seeks a total return consisting of long-term growth of capital and current income. The Fund operates as a "target date fund" that invests according to an asset allocation strategy designed for investors having a retirement investment goal close to the year 2020. It is a fund of funds and invests in Principal Funds, Inc. Institutional Class shares. Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities.

Underweight to short-term bonds was beneficial, as interest rates generally trended downward - this benefitted intermediate-term bonds to a greater extent than short-term bonds. Active manager performance from the Principal Core Plus Bond Fund (sub-advised by Principal Global Investors, LLC) was a positive for the year.

Style selection of real assets was a detractor, as global real estate investment trusts (REITs) and other diversified real assets significantly lagged the domestic REIT exposure of the S&P Target Date Indexes. Manager performance of the Global Real Estate Securities Fund (sub-advised by Principal Real Estate Investors, LLC), and the Diversified Real Asset Fund (multiple sub-advisors) also detracted. Furthermore, manager performance in U.S. equities was poor in general, but specifically the LargeCap Growth Fund I (co-sub-advised by T. Rowe Price Associates, Inc. and Brown Advisory, LLC), LargeCap Value Fund (sub-advised by Principal Global Investors, LLC), and several mid- and small-cap managers within the portfolio detracted overall.

Principal LifeTime 2025 Fund

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* February 29, 2008 - October 31, 2016

Performance of other share classes will differ.

Average Annual Total Returns* as of October 31, 2016
	1-Year	5-Year	Since Inception	Inception Date
Institutional Shares	2.50%	7.86%	4.73%	2/29/08
R-1 Shares	1.55%	6.92%	3.81%	2/29/08
R-2 Shares	1.68%	7.06%	3.95%	2/29/08
R-3 Shares	1.88%	7.25%	4.12%	2/29/08
R-4 Shares	2.01%	7.44%	4.33%	2/29/08
R-5 Shares	2.23%	7.59%	4.46%	2/29/08

What contributed to or detracted from Fund performance during the fiscal year?

Principal LifeTime 2025 Fund seeks a total return consisting of long-term growth of capital and current income. The Fund operates as a "target date fund" that invests according to an asset allocation strategy designed for investors having a retirement investment goal close to the year 2025. It is a fund of funds and invests in Principal Funds, Inc. Institutional Class shares. Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities.

Underweight to short-term bonds was beneficial, as interest rates generally trended downward - this benefitted intermediate-term bonds to a greater extent than short-term bonds. Active manager performance from the Principal Core Plus Bond Fund (sub-advised by Principal Global Investors, LLC) was a positive for the year.

Style selection of real assets was a detractor, as global real estate investment trusts (REITs) and other diversified real assets significantly lagged the domestic REIT exposure of the S&P Target Date Indexes. Manager performance of the Global Real Estate Securities Fund (sub-advised by Principal Real Estate Investors, LLC), and the Diversified Real Asset Fund (multiple sub-advisors) also detracted. Furthermore, manager performance in U.S. equities was poor in general, but specifically the LargeCap Growth Fund I (co-sub-advised by T. Rowe Price Associates, Inc. and Brown Advisory, LLC), LargeCap Value Fund (sub-advised by Principal Global Investors, LLC), and several mid- and small-cap managers within the portfolio detracted overall.

Principal LifeTime 2030 Fund

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* October 31, 2006 - October 31, 2016

Performance of other share classes will differ.

Average Annual Total Returns* as of October 31, 2016
		1-Year	5-Year	10-Year
Class J Shares	Excluding Sales Charge	1.68%	7.85%	3.93%
	Including Sales Charge	0.74%	7.85%	3.93%
Institutional Shares		1.88%	8.17%	4.33%
R-1 Shares		1.03%	7.21%	3.42%
R-2 Shares		1.14%	7.35%	3.56%
R-3 Shares		1.35%	7.55%	3.75%
R-4 Shares		1.50%	7.76%	3.94%
R-5 Shares		1.66%	7.89%	4.07%

What contributed to or detracted from Fund performance during the fiscal year?

Principal LifeTime 2030 Fund seeks a total return consisting of long-term growth of capital and current income. The Fund operates as a "target date fund" that invests according to an asset allocation strategy designed for investors having a retirement investment goal close to the year 2030. It is a fund of funds and invests in Principal Funds, Inc. Institutional Class shares. Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities.

Underweight to short-term bonds was beneficial, as interest rates generally trended downward - this benefitted intermediate-term bonds to a greater extent than short-term bonds. Active manager performance from the Principal Core Plus Bond Fund (sub-advised by Principal Global Investors, LLC) was a positive for the year.

Style selection of real assets was a detractor, as global real estate investment trusts (REITs) and other diversified real assets significantly lagged the domestic REIT exposure of the S&P Target Date Indexes. Manager performance of the Global Real Estate Securities Fund (sub-advised by Principal Real Estate Investors, LLC), and the Diversified Real Asset Fund (multiple sub-advisors) also detracted. Furthermore, manager performance in U.S. equities was poor in general, but specifically the LargeCap Growth Fund I (co-sub-advised by T. Rowe Price Associates, Inc. and Brown Advisory, LLC), LargeCap Value Fund (sub-advised by Principal Global Investors, LLC), and several mid- and small-cap managers within the portfolio detracted overall.

Principal LifeTime 2035 Fund

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* February 29, 2008 - October 31, 2016

Performance of other share classes will differ.

Average Annual Total Returns* as of October 31, 2016
	1-Year	5-Year	Since Inception	Inception Date
Institutional Shares	1.11%	8.50%	4.85%	2/29/08
R-1 Shares	0.21%	7.54%	3.95%	2/29/08
R-2 Shares	0.37%	7.67%	4.07%	2/29/08
R-3 Shares	0.56%	7.88%	4.27%	2/29/08
R-4 Shares	0.71%	8.08%	4.47%	2/29/08
R-5 Shares	0.92%	8.22%	4.61%	2/29/08

What contributed to or detracted from Fund performance during the fiscal year?

Principal LifeTime 2035 Fund seeks a total return consisting of long-term growth of capital and current income. The fund operates as a "target date fund" that invests according to an asset allocation strategy designed for investors having a retirement investment goal close to the year 2035. It is a fund of funds and invests in Principal Funds, Inc. Institutional Class shares. Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities.

Underweight to short-term bonds was beneficial, as interest rates generally trended downward - this benefitted intermediate-term bonds to a greater extent than short-term bonds. Active manager performance from the Principal Core Plus Bond Fund (sub-advised by Principal Global Investors) was a positive for the year.

Style selection of real assets was a detractor, as global real estate investment trusts (REITs) and other diversified real assets significantly lagged the domestic REIT exposure of the S&P Target Date Indexes. Manager performance of the Global Real Estate Securities Fund (sub-advised by Principal Real Estate Investors, LLC), and the Diversified Real Asset Fund (multiple sub-advisors) also detracted. Furthermore, manager performance in U.S. equities was poor in general, but specifically the LargeCap Growth Fund I (co-sub-advised by T. Rowe Price Associates, Inc. and Brown Advisory, LLC), LargeCap Value Fund (sub-advised by Principal Global Investors, LLC), and several mid- and small-cap managers within the portfolio detracted overall.

Principal LifeTime 2040 Fund

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* October 31, 2006 - October 31, 2016

Performance of other share classes will differ.

Average Annual Total Returns* as of October 31, 2016
		1-Year	5-Year	10-Year
Class J Shares	Excluding Sales Charge	0.78%	8.35%	3.93%
	Including Sales Charge	-0.17%	8.35%	3.93%
Institutional Shares		0.94%	8.71%	4.37%
R-1 Shares		0.08%	7.77%	3.47%
R-2 Shares		0.19%	7.90%	3.60%
R-3 Shares		0.36%	8.08%	3.78%
R-4 Shares		0.62%	8.30%	3.99%
R-5 Shares		0.66%	8.42%	4.10%

	What contributed to or detracted from Fund performance during the fiscal year?

Principal LifeTime 2040 Fund seeks a total return consisting of long-term growth of capital and current income. The Fund operates as a "target date fund" that invests according to an asset allocation strategy designed for investors having a retirement investment goal close to the year 2040. It is a fund of funds and invests in Principal Funds, Inc. Institutional Class shares. Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities.

Underweight to short-term bonds was beneficial, as interest rates generally trended downward - this benefitted intermediate-term bonds to a greater extent than short-term bonds. Active manager performance from the Principal Core Plus Bond Fund (sub-advised by Principal Global Investors, LLC) was a positive for the year.

Style selection of real assets was a detractor, as global real estate investment trusts (REITs) and other diversified real assets significantly lagged the domestic REIT exposure of the S&P Target Date Indexes. Manager performance of the Global Real Estate Securities Fund (sub-advised by Principal Real Estate Investors, LLC), and the Diversified Real Asset Fund (multiple sub-advisors) also detracted. Furthermore, manager performance in U.S. equities was poor in general, but specifically the LargeCap Growth Fund I (co-sub-advised by T. Rowe Price Associates, Inc. and Brown Advisory, LLC), LargeCap Value Fund (sub-advised by Principal Global Investors, LLC), and several mid- and small-cap managers within the portfolio detracted overall.

Principal LifeTime 2045 Fund

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* February 29, 2008 - October 31, 2016

Performance of other share classes will differ.

Average Annual Total Returns* as of October 31, 2016
	1-Year	5-Year	Since Inception	Inception Date
Institutional Shares	0.86%	8.90%	4.94%	2/29/08
R-1 Shares	-0.11%	7.95%	3.99%	2/29/08
R-2 Shares	0.04%	8.09%	4.13%	2/29/08
R-3 Shares	0.26%	8.29%	4.31%	2/29/08
R-4 Shares	0.40%	8.50%	4.51%	2/29/08
R-5 Shares	0.50%	8.62%	4.64%	2/29/08

What contributed to or detracted from Fund performance during the fiscal year?

Principal LifeTime 2045 Fund seeks a total return consisting of long-term growth of capital and current income. The Fund operates as a "target date fund" that invests according to an asset allocation strategy designed for investors having a retirement investment goal close to the year 2045. It is a fund of funds and invests in Principal Funds, Inc. Institutional Class shares. Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities.

Underweight to short-term bonds was beneficial, as interest rates generally trended downward - this benefitted intermediate-term bonds to a greater extent than short-term bonds. Active manager performance from the Principal Core Plus Bond Fund (sub-advised by Principal Global Investors, LLC) was a positive for the year.

Style selection of real assets was a detractor, as global real estate investment trusts (REITs) and other diversified real assets significantly lagged the domestic REIT exposure of the S&P Target Date Indexes. Manager performance of the Global Real Estate Securities Fund (sub-advised by Principal Real Estate Investors, LLC), and the Diversified Real Asset Fund (multiple sub-advisors) also detracted. Furthermore, manager performance in U.S. equities was poor in general, but specifically the LargeCap Growth Fund I (co-sub-advised by T. Rowe Price Associates, Inc. and Brown Advisory, LLC), LargeCap Value Fund (sub-advised by Principal Global Investors, LLC), and several mid- and small-cap managers within the portfolio detracted overall.

Principal LifeTime 2050 Fund

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* October 31, 2006 - October 31, 2016

Performance of other share classes will differ.

Average Annual Total Returns* as of October 31, 2016
		1-Year	5-Year	10-Year
Class J Shares	Excluding Sales Charge	0.41%	8.59%	3.86%
	Including Sales Charge	-0.54%	8.59%	3.86%
Institutional Shares		0.72%	9.07%	4.42%
R-1 Shares		-0.12%	8.13%	3.51%
R-2 Shares		-0.07%	8.26%	3.64%
R-3 Shares		0.09%	8.43%	3.83%
R-4 Shares		0.35%	8.65%	4.03%
R-5 Shares		0.45%	8.79%	4.15%

	What contributed to or detracted from Fund performance during the fiscal year?

Principal LifeTime 2050 Fund seeks a total return consisting of long-term growth of capital and current income. The Fund operates as a "target date fund" that invests according to an asset allocation strategy designed for investors having a retirement investment goal close to the year 2050. It is a fund of funds and invests in Principal Funds, Inc. Institutional Class shares. Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities.

Underweight to short-term bonds was beneficial, as interest rates generally trended downward - this benefitted intermediate-term bonds to a greater extent than short-term bonds. Active manager performance from the Principal Core Plus Bond Fund (sub-advised by Principal Global Investors, LLC) was a positive for the year.

Style selection of real assets was a detractor, as global real estate investment trusts (REITs) and other diversified real assets significantly lagged the domestic REIT exposure of the S&P Target Date Indexes. Manager performance of the Global Real Estate Securities Fund (sub-advised by Principal Real Estate Investors, LLC), and the Diversified Real Asset Fund (multiple sub-advisors) also detracted. Furthermore, manager performance in U.S. equities was poor in general, but specifically the LargeCap Growth Fund I (co-sub-advised by T. Rowe Price Associates, Inc. and Brown Advisory, LLC), LargeCap Value Fund (sub-advised by Principal Global Investors, LLC), and several mid- and small-cap managers within the portfolio detracted overall.

Principal LifeTime 2055 Fund

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* February 29, 2008 - October 31, 2016

Performance of other share classes will differ.

Average Annual Total Returns* as of October 31, 2016
	1-Year	5-Year	Since Inception	Inception Date
Institutional Shares	0.61%	9.02%	4.89%	2/29/08
R-1 Shares	-0.20%	8.10%	3.97%	2/29/08
R-2 Shares	-0.10%	8.24%	4.11%	2/29/08
R-3 Shares	0.16%	8.44%	4.30%	2/29/08
R-4 Shares	0.28%	8.63%	4.49%	2/29/08
R-5 Shares	0.44%	8.76%	4.62%	2/29/08

What contributed to or detracted from Fund performance during the fiscal year?

Principal LifeTime 2055 Fund seeks a total return consisting of long-term growth of capital and current income. The Fund operates as a "target date fund" that invests according to an asset allocation strategy designed for investors having a retirement investment goal close to the year 2055. It is a fund of funds and invests in Principal Funds, Inc. Institutional Class shares. Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities.

Underweight to short-term bonds was beneficial, as interest rates generally trended downward - this benefitted intermediate-term bonds to a greater extent than short-term bonds. Active manager performance from the Principal Core Plus Bond Fund (sub-advised by Principal Global Investors, LLC) was a positive for the year.

Style selection of real assets was a detractor, as global real estate investment trusts (REITs) and other diversified real assets significantly lagged the domestic REIT exposure of the S&P Target Date Indexes. Manager performance of the Global Real Estate Securities Fund (sub-advised by Principal Real Estate Investors, LLC), and the Diversified Real Asset Fund (multiple sub-advisors) also detracted. Furthermore, manager performance in U.S. equities was poor in general, but specifically the LargeCap Growth Fund I (co-sub-advised by T. Rowe Price Associates, Inc. and Brown Advisory, LLC), LargeCap Value Fund (sub-advised by Principal Global Investors, LLC), and several mid- and small-cap managers within the portfolio detracted overall.

Principal LifeTime 2060 Fund

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* March 1, 2013 - October 31, 2016

Performance of other share classes will differ.

Average Annual Total Returns* as of October 31, 2016
		1-Year	Since Inception	Inception Date
Class J Shares	Excluding Sales Charge	0.26%	6.86%	3/1/13
	Including Sales Charge	-0.72%	6.86%
Institutional Shares		0.51%	7.18%	3/1/13
R-1 Shares		-0.32%	6.28%	3/1/13
R-2 Shares		-0.14%	6.43%	3/1/13
R-3 Shares		0.07%	6.69%	3/1/13
R-4 Shares		0.25%	6.82%	3/1/13
R-5 Shares		0.31%	6.94%	3/1/13

	What contributed to or detracted from Fund performance during the fiscal year?

Principal LifeTime 2060 Fund seeks a total return consisting of long-term growth of capital and current income. The Fund operates as a "target date fund" that invests according to an asset allocation strategy designed for investors having a retirement investment goal close to the year 2060. It is a fund of funds and invests in Principal Funds, Inc. Institutional Class shares. Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities.

Underweight to short-term bonds was beneficial, as interest rates generally trended downward - this benefitted intermediate-term bonds to a greater extent than short-term bonds. Active manager performance from the Principal Core Plus Bond Fund (sub-advised by Principal Global Investors, LLC) was a positive for the year.

Style selection of real assets was a detractor, as global real estate investment trusts (REITs) and other diversified real assets significantly lagged the domestic REIT exposure of the S&P Target Date Indexes. Manager performance of the Global Real Estate Securities Fund (sub-advised by Principal Real Estate Investors, LLC), and the Diversified Real Asset Fund (multiple sub-advisors) also detracted. Furthermore, manager performance in U.S. equities was poor in general, but specifically the LargeCap Growth Fund I (co-sub-advised by T. Rowe Price Associates, Inc. and Brown Advisory, LLC), LargeCap Value Fund (sub-advised by Principal Global Investors, LLC), and several mid- and small-cap managers within the portfolio detracted overall.

Principal LifeTime Hybrid 2015 Fund

Investment Advisor: Principal Management Corporation

Value of a $10,000 Investment* September 30, 2014 - October 31, 2016

Performance of other share classes will differ.

Average Annual Total Returns* as of October 31, 2016
				Extended Performance
	1-Year	Since Inception	Inception Date
				Inception Date***

Institutional Shares	3.67%	3.30%	9/30/14	-
R-6 Shares	3.67%	3.30%	8/24/15	9/30/14

What contributed to or detracted from Fund performance during the fiscal year?

Principal LifeTime Hybrid 2015 Fund seeks a total return consisting of long-term growth of capital and current income. The Fund operates as a "target date fund" that invests according to an asset allocation strategy designed for investors having a retirement investment goal close to the year 2015. It is a fund of funds and invests in Principal Funds, Inc. Institutional Class shares. Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities.

Underweight to short-term bonds was beneficial, as interest rates generally trended downward - this benefitted intermediate-term bonds to a greater extent than short-term bonds. Active manager performance from the Principal Core Plus Bond Fund (sub-advised by Principal Global Investors, LLC) was a positive for the year.

Style selection of real assets was a detractor, as global real estate investment trusts (REITs) and other diversified real assets significantly lagged the domestic REIT exposure of the S&P Target Date Indexes. Manager performance of the Global Real Estate Securities Fund (sub-advised by Principal Real Estate Investors, LLC), and the Diversified Real Asset Fund (multiple sub-advisors) also detracted. Furthermore, manager performance in U.S. equities was poor in general, but specifically the LargeCap Growth Fund I (co-sub-advised by T. Rowe Price Associates, Inc. and Brown Advisory, LLC), LargeCap Value Fund (sub-advised by Principal Global Investors, LLC), and several mid- and small-cap managers within the portfolio detracted overall.

*** Extended performance is calculated based on the historical performance of the Fund’s Institutional share class, adjusted for the fees and expenses of the share class shown.

Principal LifeTime Hybrid 2020 Fund

Investment Advisor: Principal Management Corporation

Value of a $10,000 Investment* September 30, 2014 - October 31, 2016

What contributed to or detracted from Fund performance during the fiscal year?

Principal LifeTime Hybrid 2020 Fund seeks a total return consisting of long-term growth of capital and current income. The Fund operates as a "target date fund" that invests according to an asset allocation strategy designed for investors having a retirement investment goal close to the year 2020. It is a fund of funds and invests in Principal Funds, Inc. Institutional Class shares. Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities.

Underweight to short-term bonds was beneficial, as interest rates generally trended downward - this benefitted intermediate-term bonds to a greater extent than short-term bonds. Active manager performance from the Principal Core Plus Bond Fund (sub-advised by Principal Global Investors, LLC) was a positive for the year.

Style selection of real assets was a detractor, as global real estate investment trusts (REITs) and other diversified real assets significantly lagged the domestic REIT exposure of the S&P Target Date Indexes. Manager performance of the Global Real Estate Securities Fund (sub-advised by Principal Real Estate Investors, LLC), and the Diversified Real Asset Fund (multiple sub-advisors) also detracted. Furthermore, manager performance in U.S. equities was poor in general, but specifically the LargeCap Growth Fund I (co-sub-advised by T. Rowe Price Associates, Inc. and Brown Advisory, LLC), LargeCap Value Fund (sub-advised by Principal Global Investors, LLC), and several mid- and small-cap managers within the portfolio detracted overall.

*** Extended performance is calculated based on the historical performance of the Fund’s Institutional share class, adjusted for the fees and expenses of the share class shown.

Principal LifeTime Hybrid 2025 Fund

Investment Advisor: Principal Management Corporation

Value of a $10,000 Investment* September 30, 2014 - October 31, 2016

What contributed to or detracted from Fund performance during the fiscal year?

Principal LifeTime Hybrid 2025 Fund seeks a total return consisting of long-term growth of capital and current income. The Fund operates as a "target date fund" that invests according to an asset allocation strategy designed for investors having a retirement investment goal close to the year 2025. It is a fund of funds and invests in Principal Funds, Inc. Institutional Class shares. Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities.

Underweight to short-term bonds was beneficial, as interest rates generally trended downward - this benefitted intermediate-term bonds to a greater extent than short-term bonds. Active manager performance from the Principal Core Plus Bond Fund (sub-advised by Principal Global Investors, LLC) was a positive for the year.

Style selection of real assets was a detractor, as global real estate investment trusts (REITs) and other diversified real assets significantly lagged the domestic REIT exposure of the S&P Target Date Indexes. Manager performance of the Global Real Estate Securities Fund (sub-advised by Principal Real Estate Investors, LLC), and the Diversified Real Asset Fund (multiple sub-advisors) also detracted. Furthermore, manager performance in U.S. equities was poor in general, but specifically the LargeCap Growth Fund I (co-sub-advised by T. Rowe Price Associates, Inc. and Brown Advisory, LLC), LargeCap Value Fund (sub-advised by Principal Global Investors, LLC), and several mid- and small-cap managers within the portfolio detracted overall.

*** Extended performance is calculated based on the historical performance of the Fund’s Institutional share class, adjusted for the fees and expenses of the share class shown.

Principal LifeTime Hybrid 2030 Fund

Investment Advisor: Principal Management Corporation

Value of a $10,000 Investment* September 30, 2014 - October 31, 2016

What contributed to or detracted from Fund performance during the fiscal year?

Principal LifeTime Hybrid 2030 Fund seeks a total return consisting of long-term growth of capital and current income. The Fund operates as a "target date fund" that invests according to an asset allocation strategy designed for investors having a retirement investment goal close to the year 2030. It is a fund of funds and invests in Principal Funds, Inc. Institutional Class shares. Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities.

Underweight to short-term bonds was beneficial, as interest rates generally trended downward - this benefitted intermediate-term bonds to a greater extent than short-term bonds. Active manager performance from the Principal Core Plus Bond Fund (sub-advised by Principal Global Investors, LLC) was a positive for the year.

Style selection of real assets was a detractor, as global real estate investment trusts (REITs) and other diversified real assets significantly lagged the domestic REIT exposure of the S&P Target Date Indexes. Manager performance of the Global Real Estate Securities Fund (sub-advised by Principal Real Estate Investors, LLC), and the Diversified Real Asset Fund (multiple sub-advisors) also detracted. Furthermore, manager performance in U.S. equities was poor in general, but specifically the LargeCap Growth Fund I (co-sub-advised by T. Rowe Price Associates, Inc. and Brown Advisory, LLC), LargeCap Value Fund (sub-advised by Principal Global Investors, LLC), and several mid- and small-cap managers within the portfolio detracted overall.

*** Extended performance is calculated based on the historical performance of the Fund’s Institutional share class, adjusted for the fees and expenses of the share class shown.

Principal LifeTime Hybrid 2035 Fund

Investment Advisor: Principal Management Corporation

Value of a $10,000 Investment* September 30, 2014 - October 31, 2016

What contributed to or detracted from Fund performance during the fiscal year?

Principal LifeTime Hybrid 2035 Fund seeks a total return consisting of long-term growth of capital and current income. The Fund operates as a "target date fund" that invests according to an asset allocation strategy designed for investors having a retirement investment goal close to the year 2035. It is a fund of funds and invests in Principal Funds, Inc. Institutional Class shares. Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities.

Underweight to short-term bonds was beneficial, as interest rates generally trended downward - this benefitted intermediate-term bonds to a greater extent than short-term bonds. Active manager performance from the Principal Core Plus Bond Fund (sub-advised by Principal Global Investors, LLC) was a positive for the year.

Style selection of real assets was a detractor, as global real estate investment trusts (REITs) and other diversified real assets significantly lagged the domestic REIT exposure of the S&P Target Date Indexes. Manager performance of the Global Real Estate Securities Fund (sub-advised by Principal Real Estate Investors, LLC), and the Diversified Real Asset Fund (multiple sub-advisors) also detracted. Furthermore, manager performance in U.S. equities was poor in general, but specifically the LargeCap Growth Fund I (co-sub-advised by T. Rowe Price Associates, Inc. and Brown Advisory, LLC), LargeCap Value Fund (sub-advised by Principal Global Investors, LLC), and several mid- and small-cap managers within the portfolio detracted overall.

*** Extended performance is calculated based on the historical performance of the Fund’s Institutional share class, adjusted for the fees and expenses of the share class shown.

Principal LifeTime Hybrid 2040 Fund

Investment Advisor: Principal Management Corporation

Value of a $10,000 Investment* September 30, 2014 - October 31, 2016

What contributed to or detracted from Fund performance during the fiscal year?

Principal LifeTime Hybrid 2040 Fund seeks a total return consisting of long-term growth of capital and current income. The Fund operates as a "target date fund" that invests according to an asset allocation strategy designed for investors having a retirement investment goal close to the year 2040. It is a fund of funds and invests in Principal Funds, Inc. Institutional Class shares. Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities.

Underweight to short-term bonds was beneficial, as interest rates generally trended downward - this benefitted intermediate-term bonds to a greater extent than short-term bonds. Active manager performance from the Principal Core Plus Bond Fund (sub-advised by Principal Global Investors, LLC) was a positive for the year.

Style selection of real assets was a detractor, as global real estate investment trusts (REITs) and other diversified real assets significantly lagged the domestic REIT exposure of the S&P Target Date Indexes. Manager performance of the Global Real Estate Securities Fund (sub-advised by Principal Real Estate Investors, LLC), and the Diversified Real Asset Fund (multiple sub-advisors) also detracted. Furthermore, manager performance in U.S. equities was poor in general, but specifically the LargeCap Growth Fund I (co-sub-advised by T. Rowe Price Associates, Inc. and Brown Advisory, LLC), LargeCap Value Fund (sub-advised by Principal Global Investors, LLC), and several mid- and small-cap managers within the portfolio detracted overall.

*** Extended performance is calculated based on the historical performance of the Fund’s Institutional share class, adjusted for the fees and expenses of the share class shown.

Principal LifeTime Hybrid 2045 Fund

Investment Advisor: Principal Management Corporation

Value of a $10,000 Investment* September 30, 2014 - October 31, 2016

Performance of other share classes will differ.

Average Annual Total Returns* as of October 31, 2016
				Extended Performance
	1-Year	Since Inception	Inception Date
				Inception Date***
Institutional Shares	3.18%	3.95%	9/30/14	-
R-6 Shares	3.18%	3.94%	8/24/15	9/30/14

What contributed to or detracted from Fund performance during the fiscal year?

Principal LifeTime Hybrid 2045 Fund seeks a total return consisting of long-term growth of capital and current income. The Fund operates as a "target date fund" that invests according to an asset allocation strategy designed for investors having a retirement investment goal close to the year 2045. It is a fund of funds and invests in Principal Funds, Inc. Institutional Class shares. Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities.

Underweight to short-term bonds was beneficial, as interest rates generally trended downward - this benefitted intermediate-term bonds to a greater extent than short-term bonds. Active manager performance from the Principal Core Plus Bond Fund (sub-advised by Principal Global Investors, LLC) was a positive for the year.

Style selection of real assets was a detractor, as global real estate investment trusts (REITs) and other diversified real assets significantly lagged the domestic REIT exposure of the S&P Target Date Indexes. Manager performance of the Global Real Estate Securities Fund (sub-advised by Principal Real Estate Investors, LLC), and the Diversified Real Asset Fund (multiple sub-advisors) also detracted. Furthermore, manager performance in U.S. equities was poor in general, but specifically the LargeCap Growth Fund I (co-sub-advised by T. Rowe Price Associates, Inc. and Brown Advisory, LLC), LargeCap Value Fund (sub-advised by Principal Global Investors, LLC), and several mid- and small-cap managers within the portfolio detracted overall.

*** Extended performance is calculated based on the historical performance of the Fund’s Institutional share class, adjusted for the fees and expenses of the share class shown.

Principal LifeTime Hybrid 2050 Fund

Investment Advisor: Principal Management Corporation

Value of a $10,000 Investment* September 30, 2014 - October 31, 2016

What contributed to or detracted from Fund performance during the fiscal year?

Principal LifeTime Hybrid 2050 Fund seeks a total return consisting of long-term growth of capital and current income. The Fund operates as a "target date fund" that invests according to an asset allocation strategy designed for investors having a retirement investment goal close to the year 2050. It is a fund of funds and invests in Principal Funds, Inc. Institutional Class shares. Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities.

Underweight to short-term bonds was beneficial, as interest rates generally trended downward - this benefitted intermediate-term bonds to a greater extent than short-term bonds. Active manager performance from the Principal Core Plus Bond Fund (sub-advised by Principal Global Investors, LLC) was a positive for the year.

Style selection of real assets was a detractor, as global real estate investment trusts (REITs) and other diversified real assets significantly lagged the domestic REIT exposure of the S&P Target Date Indexes. Manager performance of the Global Real Estate Securities Fund (sub-advised by Principal Real Estate Investors, LLC), and the Diversified Real Asset Fund (multiple sub-advisors) also detracted. Furthermore, manager performance in U.S. equities was poor in general, but specifically the LargeCap Growth Fund I (co-sub-advised by T. Rowe Price Associates, Inc. and Brown Advisory, LLC), LargeCap Value Fund (sub-advised by Principal Global Investors, LLC), and several mid- and small-cap managers within the portfolio detracted overall.

*** Extended performance is calculated based on the historical performance of the Fund’s Institutional share class, adjusted for the fees and expenses of the share class shown.

Principal LifeTime Hybrid 2055 Fund

Investment Advisor: Principal Management Corporation

Value of a $10,000 Investment* September 30, 2014 - October 31, 2016

What contributed to or detracted from Fund performance during the fiscal year?

Principal LifeTime Hybrid 2055 Fund seeks a total return consisting of long-term growth of capital and current income. The Fund operates as a "target date fund" that invests according to an asset allocation strategy designed for investors having a retirement investment goal close to the year 2055. It is a fund of funds and invests in Principal Funds, Inc. Institutional Class shares. Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities.

Underweight to short-term bonds was beneficial, as interest rates generally trended downward - this benefitted intermediate-term bonds to a greater extent than short-term bonds. Active manager performance from the Principal Core Plus Bond Fund (sub-advised by Principal Global Investors, LLC) was a positive for the year.

Style selection of real assets was a detractor, as global real estate investment trusts (REITs) and other diversified real assets significantly lagged the domestic REIT exposure of the S&P Target Date Indexes. Manager performance of the Global Real Estate Securities Fund (sub-advised by Principal Real Estate Investors, LLC), and the Diversified Real Asset Fund (multiple sub-advisors) also detracted. Furthermore, manager performance in U.S. equities was poor in general, but specifically the LargeCap Growth Fund I (co-sub-advised by T. Rowe Price Associates, Inc. and Brown Advisory, LLC), LargeCap Value Fund (sub-advised by Principal Global Investors, LLC), and several mid- and small-cap managers within the portfolio detracted overall.

*** Extended performance is calculated based on the historical performance of the Fund’s Institutional share class, adjusted for the fees and expenses of the share class shown.

Principal LifeTime Hybrid 2060 Fund

Investment Advisor: Principal Management Corporation

Value of a $10,000 Investment* September 30, 2014 - October 31, 2016

What contributed to or detracted from Fund performance during the fiscal year?

Principal LifeTime Hybrid 2060 Fund seeks a total return consisting of long-term growth of capital and current income. The Fund operates as a "target date fund" that invests according to an asset allocation strategy designed for investors having a retirement investment goal close to the year 2060. It is a fund of funds and invests in Principal Funds, Inc. Institutional Class shares. Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities.

Underweight to short-term bonds was beneficial, as interest rates generally trended downward - this benefitted intermediate-term bonds to a greater extent than short-term bonds. Active manager performance from the Principal Core Plus Bond Fund (sub-advised by Principal Global Investors, LLC) was a positive for the year.

Style selection of real assets was a detractor, as global real estate investment trusts (REITs) and other diversified real assets significantly lagged the domestic REIT exposure of the S&P Target Date Indexes. Manager performance of the Global Real Estate Securities Fund (sub-advised by Principal Real Estate Investors, LLC), and the Diversified Real Asset Fund (multiple sub-advisors) also detracted. Furthermore, manager performance in U.S. equities was poor in general, but specifically the LargeCap Growth Fund I (co-sub-advised by T. Rowe Price Associates, Inc. and Brown Advisory, LLC), LargeCap Value Fund (sub-advised by Principal Global Investors, LLC), and several mid- and small-cap managers within the portfolio detracted overall.

*** Extended performance is calculated based on the historical performance of the Fund’s Institutional share class, adjusted for the fees and expenses of the share class shown.

Principal LifeTime Hybrid Income Fund

Investment Advisor: Principal Management Corporation

Value of a $10,000 Investment* September 30, 2014 - October 31, 2016

What contributed to or detracted from Fund performance during the fiscal year?

Principal LifeTime Hybrid Income Fund seeks current income, and as a secondary objective, capital appreciation. The Fund is a fund of funds that invests in Principal Funds, Inc. Institutional Class shares which consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities. Its asset allocation is designed for investors who are approximately 15 years beyond the normal retirement age of 65.

Underweight to short-term bonds was beneficial, as interest rates generally trended downward - this benefitted intermediate-term bonds to a greater extent than short-term bonds. Active manager performance from the Principal Core Plus Bond Fund (sub-advised by Principal Global Investors, LLC) was a positive for the year.

Style selection of real assets was a detractor, as global real estate investment trusts (REITs) and other diversified real assets significantly lagged the domestic REIT exposure of the S&P Target Date Indexes. Manager performance of the Global Real Estate Securities Fund (sub-advised by Principal Real Estate Investors, LLC), and the Diversified Real Asset Fund (multiple sub-advisors) also detracted. Furthermore, manager performance in U.S. equities was poor in general, but specifically the LargeCap Growth Fund I (co-sub-advised by T. Rowe Price Associates, Inc. and Brown Advisory, LLC), LargeCap Value Fund (sub-advised by Principal Global Investors, LLC), and several mid- and small-cap managers within the portfolio detracted overall.

*** Extended performance is calculated based on the historical performance of the Fund’s Institutional share class, adjusted for the fees and expenses of the share class shown.

Principal LifeTime Strategic Income Fund

Investment Advisor: Principal Management Corporation
Sub-Advisors: Principal Global Investors, LLC

Value of a $10,000 Investment* October 31, 2006 - October 31, 2016

Performance of other share classes will differ.

Average Annual Total Returns* as of October 31, 2016
		1-Year	5-Year	10-Year
Class J Shares	Excluding Sales Charge	3.42%	4.34%	2.83%
	Including Sales Charge	2.42%	4.34%	2.83%
Institutional Shares		3.63%	4.67%	3.24%
R-1 Shares		2.83%	3.78%	2.34%
R-2 Shares		2.90%	3.89%	2.47%
R-3 Shares		3.11%	4.10%	2.66%
R-4 Shares		3.23%	4.27%	2.85%
R-5 Shares		3.43%	4.43%	2.99%

	What contributed to or detracted from Fund performance during the fiscal year?

Principal LifeTime Strategic Income Fund seeks current income, and as a secondary objective, capital appreciation. The Fund is a fund of funds that invests in Principal Funds, Inc. Institutional Class shares which consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities. Its asset allocation is designed for investors who are approximately 15 years beyond the normal retirement age of 65.

Underweight to short-term bonds was beneficial, as interest rates generally trended downward - this benefitted intermediate-term bonds to a greater extent than short-term bonds. Active manager performance from the Principal Core Plus Bond Fund (sub-advised by Principal Global Investors, LLC) was a positive for the year.

Style selection of real assets was a detractor, as global real estate investment trusts (REITs) and other diversified real assets significantly lagged the domestic REIT exposure of the S&P Target Date Indexes. Manager performance of the Global Real Estate Securities Fund (sub-advised by Principal Real Estate Investors, LLC), and the Diversified Real Asset Fund (multiple sub-advisors) also detracted. Furthermore, manager performance in U.S. equities was poor in general, but specifically the LargeCap Growth Fund I (co-sub-advised by T. Rowe Price Associates, Inc. and Brown Advisory, LLC), LargeCap Value Fund (sub-advised by Principal Global Investors, LLC), and several mid- and small-cap managers within the portfolio detracted overall.

Real Estate Securities Fund

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Real Estate Investors, LLC

Value of a $10,000 Investment* October 31, 2006 - October 31, 2016

Performance of other share classes will differ.

Average Annual Total Returns* as of October 31, 2016
		1-Year	5-Year	10-Year
Class J Shares	Excluding Sales Charge	5.14%	11.48%	5.26%
	Including Sales Charge	4.16%	11.48%	5.26%
Institutional Shares		5.42%	11.89%	5.78%
R-1 Shares		4.56%	10.97%	4.89%
R-2 Shares		4.70%	11.11%	5.02%
R-3 Shares		4.85%	11.31%	5.21%
R-4 Shares		5.12%	11.52%	5.41%
R-5 Shares		5.21%	11.66%	5.53%

	What contributed to or detracted from Fund performance during the fiscal year?

Principal Real Estate Securities Fund seeks to generate a total return. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies principally engaged in the real estate industry at the time of each purchase. It invests in equity securities of small, medium, and large market capitalization companies. The Fund concentrates its investments (invest more than 25% of its net assets) in securities in the real estate industry. It is non-diversified.

Underweight to Public Storage contributed due to concerns over accelerating growth deceleration, driven by limited occupancy potential, peaking rental pricing power, back to normal expense run rate, and uncertain impact from increasing new supply. Overweight to EPR Properties contributed as a result of expectations of a slower pace of interest rate hiking and successful financing progress around the Adelaar project. An overweight to Equinix was a top contributor to performance as a result of many of its centers benefitting from irreplaceable "network effects" serving as some of the most important internet exchange points in the world. Overweight to Pebblebrook Hotels detracted as a result of a lower outlook on hotel fundamentals. Lack of allocation to Digital Realty Trust, Inc. detracted as data center owners have been some of the best performers in the real estate market during this period. Overweight to SL Green Realty Corp detracted due to a shift in sentiment on NYC office space.

SAM Balanced Portfolio

Investment Advisor: Principal Management Corporation
Sub-Advisor: Edge Asset Management, Inc.

Value of a $10,000 Investment* October 31, 2006 - October 31, 2016

Performance of other share classes will differ.

Average Annual Total Returns* as of October 31, 2016
						Extended
					Inception	Performance
		1-Year	5-Year	10-Year
					Date	Inception
						Date***
Class J Shares	Excluding Sales Charge	2.92%	7.65%	5.06%	1/16/07	7/25/96
	Including Sales Charge	1.97%	7.65%	5.06%
Institutional Shares		3.19%	7.98%	5.57%	1/16/07	7/25/96
R-1 Shares		2.23%	7.01%	4.66%	1/16/07	7/25/96
R-2 Shares		2.37%	7.15%	4.79%	1/16/07	7/25/96
R-3 Shares		2.57%	7.35%	4.98%	1/16/07	7/25/96
R-4 Shares		2.80%	7.55%	5.18%	1/16/07	7/25/96
R-5 Shares		2.87%	7.68%	5.31%	1/16/07	7/25/96

What contributed to or detracted from Portfolio performance during the fiscal year?

Principal SAM Balanced Portfolio seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk. The Fund operates as a fund of funds. It generally invests: between 20% and 60% of its assets in fixed-income funds, and less than 40% in any one fixed-income fund; between 40% and 80% of its assets in equity funds that invest in small, medium, and large market capitalization companies, and less than 30% in any one equity fund; and less than 20% of its assets in specialty funds, and less than 20% in any one specialty fund. The Fund invests in the Institutional shares of other series of Principal Funds, Inc. and in Principal Exchange-Traded Funds. The Fund also invests in other publicly traded investment funds.

Strong security selection in mid-cap growth equities was the largest contributor to performance. Strategic and tactical allocation to international emerging market equities, which outperformed their U.S. counterparts, aided performance. Strategic and tactical overweight to high yield bonds contributed as the asset class enjoyed the risk-on environment.

Security selection in large-cap value equities was the largest detractor from performance. Security selection in mid-cap value equities hindered performance. Strategic and tactical allocation to real estate investment trusts (REITs) in recent months detracted, offsetting gains earlier in the period.

*** Extended performance is calculated based on the historical performance of the Fund’s Class A share class, adjusted for the fees and expenses of the share class shown.

SAM Conservative Balanced Portfolio

Investment Advisor: Principal Management Corporation
Sub-Advisor: Edge Asset Management, Inc.

Value of a $10,000 Investment* October 31, 2006 - October 31, 2016

Performance of other share classes will differ.

Average Annual Total Returns* as of October 31, 2016
						Extended
					Inception	Performance
		1-Year	5-Year	10-Year
					Date	Inception
						Date***
Class J Shares	Excluding Sales Charge	3.34%	6.18%	5.01%	1/16/07	7/25/96
	Including Sales Charge	2.37%	6.18%	5.01%
Institutional Shares		3.52%	6.47%	5.42%	1/16/07	7/25/96
R-1 Shares		2.62%	5.55%	4.53%	1/16/07	7/25/96
R-2 Shares		2.80%	5.69%	4.68%	1/16/07	7/25/96
R-3 Shares		2.95%	5.87%	4.86%	1/16/07	7/25/96
R-4 Shares		3.13%	6.07%	5.05%	1/16/07	7/25/96
R-5 Shares		3.26%	6.19%	5.17%	1/16/07	7/25/96

What contributed to or detracted from Portfolio performance during the fiscal year?

Principal SAM Conservative Balanced Portfolio seeks to provide a high level of total return (consisting of reinvestment of income and capital appreciation), consistent with a moderate degree of principal risk. The Fund operates as a fund of funds. It generally invests: between 40 percent and 80 percent of its assets in fixed-income funds, and less than 40 percent in any single fixed income fund; between 20 percent and 60 percent of its assets in equity funds, and less than 30 percent in any single equity fund; and less than 20 percent of its assets in specialty funds, and less than 20 percent in any single specialty fund. The Fund invests in the Institutional shares of other series of Principal Funds, Inc. and in Principal Exchange-Traded Funds. The Fund also invests in other publicly traded investment funds.

Strategic and tactical overweight to high yield bonds was the largest contributor to performance as the asset class enjoyed the risk-on environment. Strong security selection in mid-cap growth equities aided performance. Strategic and tactical allocation to international emerging market equities, which outperformed their U.S. counterparts, contributed.

Security selection in large-cap value equities was the largest detractor. Tactical overweight to equities, underweight to fixed income, and overweight to alternatives and specialty securities hindered performance as alternative and specialty securities underperformed equities and fixed income. Security selection in mid-cap value equities detracted.

*** Extended performance is calculated based on the historical performance of the Fund’s Class A share class, adjusted for the fees and expenses of the share class shown.

SAM Conservative Growth Portfolio

Investment Advisor: Principal Management Corporation
Sub-Advisor: Edge Asset Management, Inc.

Value of a $10,000 Investment* October 31, 2006 - October 31, 2016

Performance of other share classes will differ.

Average Annual Total Returns* as of October 31, 2016
						Extended
					Inception	Performance
		1-Year	5-Year	10-Year
					Date	Inception
						Date***
Class J Shares	Excluding Sales Charge	2.15%	8.79%	4.88%	1/16/07	7/25/96
	Including Sales Charge	1.24%	8.79%	4.88%
Institutional Shares		2.39%	9.11%	5.31%	1/16/07	7/25/96
R-1 Shares		1.48%	8.17%	4.40%	1/16/07	7/25/96
R-2 Shares		1.58%	8.30%	4.53%	1/16/07	7/25/96
R-3 Shares		1.79%	8.50%	4.73%	1/16/07	7/25/96
R-4 Shares		2.01%	8.70%	4.92%	1/16/07	7/25/96
R-5 Shares		2.10%	8.84%	5.05%	1/16/07	7/25/96

What contributed to or detracted from Portfolio performance during the fiscal year?

Principal SAM Conservative Growth Portfolio seeks to provide long-term capital appreciation. The Fund operates as fund of funds. It generally invests: between 0% and 40% of its assets in fixed-income funds, and less than 30% in any one fixed-income fund; between 60% and 100% of its assets in equity funds that invest in small, medium, and large market capitalization companies, and less than 40% in any one equity fund; and less than 20% of its assets in specialty funds, and less than 20% in any one specialty fund. The Fund invests in the Institutional and R-6 shares of other series of Principal Funds, Inc. and in Principal Exchange-Traded Funds. The Fund also invests in other publicly traded investment funds.

Strong security selection in mid-cap growth equities was the largest contributor to performance. Strategic and tactical allocation to international emerging market equities, which outperformed their U.S. counterparts, aided performance. Strategic and tactical allocation to international developed market equities, which underperformed their U.S. counterparts, contributed

Security selection in large-cap value equities was the largest detractor from performance. Tactical underweight to equities, underweight to fixed income and overweight to alternatives and specialty securities hindered performance as alternative and specialty securities underperformed equities and fixed income. Security selection in mid-cap value equities, which outperformed most other equity asset classes, detracted.

*** Extended performance is calculated based on the historical performance of the Fund’s Class A share class, adjusted for the fees and expenses of the share class shown.

SAM Flexible Income Portfolio

Investment Advisor: Principal Management Corporation
Sub-Advisor: Edge Asset Management, Inc.

Value of a $10,000 Investment* October 31, 2006 - October 31, 2016

Performance of other share classes will differ.

Average Annual Total Returns* as of October 31, 2016
						Extended
					Inception	Performance
		1-Year	5-Year	10-Year
					Date	Inception
						Date***
Class J Shares	Excluding Sales Charge	4.26%	5.43%	4.93%	1/16/07	7/25/96
	Including Sales Charge	3.28%	5.43%	4.93%
Institutional Shares		4.51%	5.72%	5.36%	1/16/07	7/25/96
R-1 Shares		3.57%	4.82%	4.46%	1/16/07	7/25/96
R-2 Shares		3.66%	4.96%	4.61%	1/16/07	7/25/96
R-3 Shares		3.86%	5.14%	4.79%	1/16/07	7/25/96
R-4 Shares		4.05%	5.33%	4.98%	1/16/07	7/25/96
R-5 Shares		4.27%	5.46%	5.11%	1/16/07	7/25/96

What contributed to or detracted from Portfolio performance during the fiscal year?

Principal SAM Flexible Income Portfolio seeks to provide a high level of total return (consisting of reinvestment of income with some capital appreciation). The Fund operates as a fund of funds. It generally invests: between 55% and 95% of its assets in fixed-income funds, and less than 40% in any one fixed-income fund; between 5% and 45% of its assets in equity funds, and less than 30% in any one equity fund; and less than 20% of its assets in specialty funds, and less than 20% in any one specialty fund. The Fund invests in the Institutional shares of other series of Principal Funds, Inc. and in Principal Exchange-Traded Funds. The Fund also invests in other publicly traded investment funds.

Strategic and tactical overweight to high yield bonds was the largest contributor to performance as the asset class enjoyed the risk-on environment. Strategic and tactical underweight to government bonds, which underperformed other fixed income asset classes, aided performance. Strong security selection in mid-cap growth equities contributed.

Security selection in large-cap value equities was the largest detractor from performance. Security selection in treasury inflation protected securities (TIPS) hindered performance. Security selection in commercial mortgage-backed securities (CMBS) detracted.

*** Extended performance is calculated based on the historical performance of the Fund’s Class A share class, adjusted for the fees and expenses of the share class shown.

SAM Strategic Growth Portfolio

Investment Advisor: Principal Management Corporation
Sub-Advisor: Edge Asset Management, Inc.

Value of a $10,000 Investment* October 31, 2006 - October 31, 2016

Performance of other share classes will differ.

Average Annual Total Returns* as of October 31, 2016
						Extended
					Inception	Performance
		1-Year	5-Year	10-Year
					Date	Inception
						Date***
Class J Shares	Excluding Sales Charge	1.22%	9.64%	4.77%	1/16/07	7/25/96
	Including Sales Charge	0.34%	9.64%	4.77%
Institutional Shares		1.44%	9.98%	5.20%	1/16/07	7/25/96
R-1 Shares		0.54%	9.02%	4.30%	1/16/07	7/25/96
R-2 Shares		0.62%	9.15%	4.44%	1/16/07	7/25/96
R-3 Shares		0.83%	9.37%	4.63%	1/16/07	7/25/96
R-4 Shares		1.03%	9.56%	4.82%	1/16/07	7/25/96
R-5 Shares		1.14%	9.71%	4.95%	1/16/07	7/25/96

What contributed to or detracted from Portfolio performance during the fiscal year?

Principal SAM Strategic Growth Portfolio seeks to provide long-term capital appreciation. The Fund operates as a fund of funds. It generally invests between 75% and 100% of its assets in equity funds that invest in small, medium, and large market capitalization companies, and less than 50% in any one equity fund; less than 20% of its assets in specialty funds, and less than 20% in any one specialty fund. The Fund invests in the Institutional and R-6 shares of other series of Principal Funds, Inc. and in Principal Exchange-Traded Funds. The Fund also invests in other publicly traded investment funds.

Strategic and tactical allocation to international emerging market equities, which outperformed their U.S. counterparts, was the largest contributor to performance. Strong security selection in mid-cap growth equities aided performance. Strategic and tactical allocation to mid-cap value equities, which outperformed most other equity asset classes, contributed.

Security selection in large-cap value equities was the largest detractor from performance. Security selection in mid-cap value equities hindered performance. Strategic and tactical overweight to real estate investment trusts (REITs) in recent months detracted, offsetting gains earlier in the period.

*** Extended performance is calculated based on the historical performance of the Fund’s Class A share class, adjusted for the fees and expenses of the share class shown.

Short-Term Income Fund

Investment Advisor: Principal Management Corporation
Sub-Advisor: Edge Asset Management, Inc.

Value of a $10,000 Investment* October 31, 2006 - October 31, 2016

Performance of other share classes will differ.

Average Annual Total Returns* as of October 31, 2016
						Extended
					Inception	Performance
		1-Year	5-Year	10-Year
					Date	Inception
						Date***
Class J Shares	Excluding Sales Charge	2.16%	1.88%	2.85%	7/12/10	11/1/93
	Including Sales Charge	1.16%	1.88%	2.85%
Institutional Shares		2.44%	2.26%	3.32%	7/25/96	11/1/93
R-1 Shares		1.56%	1.39%	2.47%	7/12/10	11/1/93
R-2 Shares		1.70%	1.52%	2.60%	7/12/10	11/1/93
R-3 Shares		1.88%	1.72%	2.80%	7/12/10	11/1/93
R-4 Shares		2.16%	1.90%	2.96%	7/12/10	11/1/93
R-5 Shares		2.19%	2.03%	3.04%	7/12/10	11/1/93

What contributed to or detracted from Fund performance during the fiscal year?

Principal Short-Term Income Fund seeks as high a level of current income as is consistent with prudent investment management and stability of principal. The Fund invests primarily in high quality short-term bonds and other fixed-income securities that, at the time of purchase, are rated BBB- or higher by Standard & Poor's Rating Service or Baa3 or higher by Moody's Investors Service, Inc. or, if unrated, in the opinion of the Sub-Advisor of comparable quality. It maintains an effective maturity of five years or less and an average portfolio duration that is within 15% of the duration of the Bloomberg Barclays Credit 1-3 Year Index.

Security selection in energy helped performance. Lack of allocation to any supranationals aided results. Issue selection in U.S. Government agency debt aided performance. Allocation to commercial mortgage-backed securities (CMBS) constrained results. Underweight to energy hindered performance. Overweight to insurance detracted.

*** Extended performance is calculated based on the historical performance of the Fund’s Class A share class, adjusted for the fees and expenses of the share class shown.

SmallCap Fund

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* October 31, 2006 - October 31, 2016

Performance of other share classes will differ.

Average Annual Total Returns* as of October 31, 2016
		1-Year	5-Year	10-Year
Class J Shares	Excluding Sales Charge	1.01%	13.17%	5.87%
	Including Sales Charge	0.04%	13.17%	5.87%
Institutional Shares		1.20%	13.57%	6.30%
R-1 Shares		0.38%	12.61%	5.40%
R-2 Shares		0.48%	12.76%	5.54%
R-3 Shares		0.67%	12.96%	5.73%
R-4 Shares		0.89%	13.17%	5.93%
R-5 Shares		0.97%	13.31%	6.05%

	What contributed to or detracted from Fund performance during the fiscal year?

Principal SmallCap Fund seeks long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with small market capitalizations at the time of purchase. For this Fund, companies with small market capitalizations are those with market capitalizations within the range of companies comprising the Russell 2000 Index.

Stock selection in the financials and health care sectors contributed the most to performance. The five individual stocks contributing most to the portfolio were PRA Health Sciences, a firm that conducts clinical trials for the biotechnology and pharmaceutical industries, chemical company Trinseo, Insperity, a leading provider of human resource solutions to small and medium-sized businesses, premier ski resort operator Vail Resorts, and MasTec, a provider of construction and installation services for communication companies and utilities. Stock selection in the information technology, consumer staples, and consumer discretionary sectors detracted the most from performance. The five individual stocks whose performance detracted most from the portfolio were office product retailer Office Depot, Manhattan Associates, which provides retailers and wholesalers with software systems for supply-chain management, NetScout Systems, which provides software and hardware that monitors and manages network performance for telecom and cable service providers, Red Robin Gourmet Burgers, and food retailer and wholesaler SUPERVALU.

SmallCap Growth Fund I

     Investment Advisor: Principal Management Corporation Sub-Advisors: AllianceBernstein, LP; Brown Advisory, LLC; Emerald Advisors, Inc.

Value of a $10,000 Investment* October 31, 2006 - October 31, 2016

Performance of other share classes will differ.

Average Annual Total Returns* as of October 31, 2016
						Extended
					Inception	Performance
		1-Year	5-Year	10-Year
					Date	Inception
						Date***
Class J Shares	Excluding Sales Charge	0.95%	10.67%	7.45%	3/1/01	12/6/00
	Including Sales Charge	0.04%	10.67%	7.45%
Institutional Shares		1.36%	11.17%	8.13%	12/6/00	-
R-1 Shares		0.43%	10.20%	7.20%	11/1/04	12/6/00
R-2 Shares		0.55%	10.36%	7.36%	12/6/00	-
R-3 Shares		0.73%	10.54%	7.55%	12/6/00	-
R-4 Shares		0.90%	10.76%	7.74%	12/6/00	-
R-5 Shares		1.05%	10.89%	7.87%	12/6/00	-
R-6 Shares		1.27%	11.13%	8.11%	11/25/14	12/6/00

What contributed to or detracted from Fund performance during the fiscal year?

Principal SmallCap Growth Fund I seeks long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with small market capitalizations at the time of purchase. For this Fund, companies with small market capitalizations are those with market capitalizations equal to or smaller than the greater of: 1) $6.0 billion or 2) the highest market capitalization of the companies comprising the Russell 2000 Growth Index.

AllianceBernstein, LP and Brown Advisory, LLC outpaced the index. Overall stock selection contributed to performance, especially within the health care sector. Sector allocation added value overall, including an overweight to information technology. Emerald Advisors, Inc. fell behind the index, detracting from overall performance. Underweight to the real estate sector was not rewarded over the past year as this was the top performing sector in the index. Selection within the materials sector was a further drag on returns.

*** Extended performance is calculated based on the historical performance of the Fund’s Institutional share class, adjusted for the fees and expenses of the share class shown.

SmallCap S&P 600 Index Fund

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* October 31, 2006 - October 31, 2016

Performance of other share classes will differ.

Average Annual Total Returns* as of October 31, 2016
		1-Year	5-Year	10-Year
Class J Shares	Excluding Sales Charge	5.85%	12.88%	6.93%
	Including Sales Charge	4.88%	12.88%	6.93%
Institutional Shares		6.07%	13.28%	7.46%
R-1 Shares		5.22%	12.35%	6.56%
R-2 Shares		5.35%	12.49%	6.70%
R-3 Shares		5.54%	12.69%	6.89%
R-4 Shares		5.75%	12.91%	7.09%
R-5 Shares		5.86%	13.03%	7.22%

	What contributed to or detracted from Fund performance during the fiscal year?

Principal SmallCap S&P 600 Index Fund seeks long-term growth of capital and normally invests the majority of assets in common stocks of companies that compose the S&P SmallCap 600 Index. Management attempts to mirror the investment performance of the index by allocating assets in approximately the same weightings as the S&P 600 Index.

The Fund was in line with the S&P 600 Index. Eight of the 10 economic sectors in the index posted positive returns during the year with the information technology and utilities sectors providing the largest positive returns. Chemours Co, U.S. Silica Holdings, and Lumentum Holdings contributed. The energy and consumer discretionary sectors recorded the worst returns during the period. Virtusa Corporation, Bristow Group, and First NBC Bank Holding detracted from performance.

SmallCap Value Fund II

Investment Advisor: Principal Management Corporation

Sub-Advisors: Dimensional Fund Advisors, LP; Los Angeles Capital Management and Equity Research, Inc.; Vaughan Nelson Investment Management, LP

Value of a $10,000 Investment* October 31, 2006 - October 31, 2016

Performance of other share classes will differ.

Average Annual Total Returns* as of October 31, 2016
						Extended
					Inception	Performance
		1-Year	5-Year	10-Year
					Date	Inception
						Date***
Class J Shares	Excluding Sales Charge	4.33%	11.94%	4.72%	3/2/09	6/1/04
	Including Sales Charge	3.39%	11.94%	4.72%
Institutional Shares		4.82%	12.55%	5.46%	6/1/04	-
R-1 Shares		3.93%	11.57%	4.54%	11/1/04	6/1/04
R-2 Shares		3.98%	11.72%	4.68%	6/1/04	-
R-3 Shares		4.23%	11.92%	4.86%	6/1/04	-
R-4 Shares		4.43%	12.15%	5.07%	6/1/04	-
R-5 Shares		4.60%	12.28%	5.19%	6/1/04	-
R-6 Shares		4.82%	12.43%	5.34%	11/25/14	6/1/04

What contributed to or detracted from Fund performance during the fiscal year?

Principal SmallCap Value Fund II seeks long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with small market capitalizations at the time of purchase. It invests in value equity securities, an investment strategy that emphasizes buying equity securities that appear to be undervalued. The Fund also invests in real estate investment trusts (REITs).

Average overweight to materials added value as this was the top performing sector in the index. Stock selection within health care was beneficial. Selection within energy, in particular the energy equipment and services industry, contributed. All three sub-advisors (Dimensional Fund Advisors, LP, Los Angeles Capital Management and Equity Research, Inc., and Vaughan Nelson Investment Management, LP) fell behind the benchmark, led by Vaughan Nelson Investment Management, LP. Stock selection was the primary driver of underperformance, especially within the consumer discretionary sector. Underweight to dividend yielding stocks detracted from performance.

*** Extended performance is calculated based on the historical performance of the Fund’s Institutional share class, adjusted for the fees and expenses of the share class shown.

Tax-Exempt Bond Fund

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* October 31, 2006 - October 31, 2016

Performance of other share classes will differ.

Average Annual Total Returns* as of October 31, 2016
					Extended
	1-Year	5-Year	10-Year	Inception Date	Performance
					Inception Date***
Institutional Shares	5.04%	5.10%	4.16%	5/18/15	1/03/77

What contributed to or detracted from Fund performance during the fiscal year?

Principal Tax-Exempt Bond Fund seeks to provide a high level of income that is exempt from federal income tax while protecting investors' capital. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in tax-exempt bonds (securities issued by or on behalf of state or local governments and other public authorities) at the time of purchase. It also invests in inverse floating rate obligations, which are generally more volatile than other types of municipal obligations and may involve leverage.

Allocation to Mohegan Tribal Finance, Pennsylvania State Turnpike, and Golden State Tobacco Securitization contributed to performance. Allocation to Louisiana Pellets-State Public Authority Solid Waste Disposal, Virgin Islands, and Chicago Board of Education detracted from performance.

*** Extended performance is calculated based on the historical performance of the Fund’s Class A share class, adjusted for the fees and expenses of the share class shown.

STATEMENTS OF ASSETS AND LIABILITIES PRINCIPAL FUNDS, INC. October 31, 2016

	California		Core Plus		Diversified
Amounts in thousands, except per share amounts	Municipal Fund		Bond Fund		International Fund
Investment in securities--at cost	$454,180		$4,266,602		$7,407,886
Foreign currency--at cost	$–		$768		$–
Assets
Investment in securities--at value	$472,686		$4,323,255		$7,973,525
Foreign currency--at value	–		754		–
Cash	6,525		443		211
Receivables:
Dividends and interest	5,437		29,577		30,147
Expense reimbursement from Manager	8		–		7
Expense reimbursement from Distributor	–		2		2
Foreign currency contracts	–		1,461		–
Fund shares sold	3,695		5,320		3,052
Investment securities sold	–		5,485		36,551
Variation margin on financial derivative instruments	–		265		–
Other assets	–		7		5
Total Assets	488,351		4,366,569		8,043,500
Liabilities
Accrued management and investment advisory fees	175		1,684		5,597
Accrued administrative service fees	–		6		5
Accrued distribution fees	112		60		92
Accrued service fees	–		26		29
Accrued transfer agent fees	37		110		229
Accrued directors' expenses	1		5		11
Accrued professional fees	26		37		24
Accrued other expenses	26		33		466
Payables:
Deferred foreign tax	–		–		1,521
Dividends payable	872		4,486		–
Expense reimbursement to Manager	–		7		–
Foreign currency contracts	–		4		–
Fund shares redeemed	1,004		1,424		2,344
Interest expense and fees payable	21		–		–
Investment securities purchased	5,386		343,000		41,117
Variation margin on financial derivative instruments	–		34		–
Floating rate notes issued	18,241		–		–
Total Liabilities	25,901		350,916		51,435
Net Assets Applicable to Outstanding Shares	$462,450		$4,015,653		$7,992,065
Net Assets Consist of:
Capital shares and additional paid-in-capital	$475,440		$4,085,771		$7,856,529
Accumulated undistributed (overdistributed) net investment income (loss)	1,078		7,877		101,779
Accumulated undistributed (overdistributed) net realized gain (loss)	(32,574)		(135,125)		(529,456)
Net unrealized appreciation (depreciation) of investments	18,506		55,702		564,118
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	–		1,428		(905)
Total Net Assets	$462,450		$4,015,653		$7,992,065
Capital Stock (par value: $.01 per share):
Shares authorized	600,000		1,060,000		1,825,000
Net Asset Value Per Share:
Class A: Net Assets	$334,431		$95,813		$221,880
Shares Issued and Outstanding	31,325		8,674		19,553
Net Asset Value per share	$10.68		$11.05		$11.35
Maximum Offering Price	$11.10		$11.48		$12.01
Class C: Net Assets	$48,468		$9,228		$13,511
Shares Issued and Outstanding	4,531		835		1,196
Net Asset Value per share	$10.70	(a)	$11.05	(a)	$11.30	(a)
Class J: Net Assets	N/A		$157,791		$164,531
Shares Issued and Outstanding			14,192		14,647
Net Asset Value per share			$11.12	(a)	$11.23	(a)
Class P: Net Assets	$73,780		N/A		$6,566
Shares Issued and Outstanding	6,912				582
Net Asset Value per share	$10.67				$11.28
Institutional: Net Assets	$5,771		$3,630,319		$7,449,362
Shares Issued and Outstanding	540		328,825		657,921
Net Asset Value per share	$10.68		$11.04		$11.32
R-1: Net Assets	N/A		$5,354		$4,570
Shares Issued and Outstanding			485		405
Net Asset Value per share			$11.04		$11.28
R-2: Net Assets	N/A		$10,445		$5,778
Shares Issued and Outstanding			956		514
Net Asset Value per share			$10.93		$11.25
R-3: Net Assets	N/A		$26,396		$27,288
Shares Issued and Outstanding			2,405		2,417
Net Asset Value per share			$10.98		$11.29
R-4: Net Assets	N/A		$21,651		$36,763
Shares Issued and Outstanding			1,935		3,209
Net Asset Value per share			$11.19		$11.46
R-5: Net Assets	N/A		$58,656		$61,816
Shares Issued and Outstanding			5,338		5,403
Net Asset Value per share			$10.99		$11.44

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES PRINCIPAL FUNDS, INC. October 31, 2016

			Finisterre
			Unconstrained
			Emerging Markets	Global Diversified
Amounts in thousands, except per share amounts	Equity Income Fund		Bond Fund	Income Fund
Investment in securities--at cost	$3,681,556		$24,114	$11,183,475
Foreign currency--at cost	$–		$17	$42,404
Assets
Investment in securities--at value	$5,386,271		$24,127	$11,201,195
Foreign currency--at value	–		16	42,404
Cash	–		2,146	54,716
Deposits with counterparty	–		84	55,562
Receivables:
Dividends and interest	8,385		318	118,191
Expense reimbursement from Manager	–		20	–
Foreign currency contracts	–		22	7,007
Fund shares sold	1,274		–	65,773
Interfund lending	–		–	505
Investment securities sold	5,193		117	73,593
OTC swap agreements--at value (premiums paid $0, $279 and $0)	–		280	–
Other assets	2		–	–
Total Assets	5,401,125		27,130	11,618,946
Liabilities
Accrued management and investment advisory fees	2,329		22	6,786
Accrued administrative service fees	7		–	–
Accrued distribution fees	363		–	2,511
Accrued service fees	45		–	–
Accrued transfer agent fees	365		1	1,738
Accrued directors' expenses	4		–	14
Accrued professional fees	21		26	52
Accrued other expenses	101		12	446
Payables:
Dividends payable	–		84	42,789
Foreign currency contracts	–		19	2,038
Fund shares redeemed	2,505		–	25,632
Investment securities purchased	5,452		1,528	320,014
Options and swaptions contracts written (premiums received $0, $0 and $39,002)	–		–	21,574
OTC swap agreements--at value (premiums received $0, $69 and $499)	–		50	511
Variation margin on financial derivative instruments	–		4	17
Total Liabilities	11,192		1,746	424,122
Net Assets Applicable to Outstanding Shares	$5,389,933		$25,384	$11,194,824
Net Assets Consist of:
Capital shares and additional paid-in-capital	$3,554,492		$25,000	$11,391,790
Accumulated undistributed (overdistributed) net investment income (loss)	35,010		83	60,394
Accumulated undistributed (overdistributed) net realized gain (loss)	95,716		238	(297,227)
Net unrealized appreciation (depreciation) of investments	1,704,715		60	35,192
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	–		3	4,675
Total Net Assets	$5,389,933		$25,384	$11,194,824
Capital Stock (par value: $.01 per share):
Shares authorized	1,700,000		300,000	1,850,000
Net Asset Value Per Share:
Class A: Net Assets	$891,633		$101	$2,088,052
Shares Issued and Outstanding	33,410		10	152,184
Net Asset Value per share	$26.69		$10.14	$13.72
Maximum Offering Price	$28.24		$10.54	$14.25
Class C: Net Assets	$181,177		N/A	$2,417,920
Shares Issued and Outstanding	6,950			177,255
Net Asset Value per share	$26.07	(a)		$13.64	(a)
Class P: Net Assets	$131,759		$102	$2,823,066
Shares Issued and Outstanding	4,936		10	206,812
Net Asset Value per share	$26.69		$10.15	$13.65
Institutional: Net Assets	$3,973,961		$25,181	$3,865,786
Shares Issued and Outstanding	148,735		2,480	282,916
Net Asset Value per share	$26.72		$10.15	$13.66
R-1: Net Assets	$1,987		N/A	N/A
Shares Issued and Outstanding	74
Net Asset Value per share	$26.60
R-2: Net Assets	$5,036		N/A	N/A
Shares Issued and Outstanding	188
Net Asset Value per share	$26.68
R-3: Net Assets	$58,084		N/A	N/A
Shares Issued and Outstanding	2,183
Net Asset Value per share	$26.61
R-4: Net Assets	$46,986		N/A	N/A
Shares Issued and Outstanding	1,763
Net Asset Value per share	$26.65
R-5: Net Assets	$99,310		N/A	N/A
Shares Issued and Outstanding	3,721
Net Asset Value per share	$26.69

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES PRINCIPAL FUNDS, INC. October 31, 2016

	Global Real Estate		Government & High
Amounts in thousands, except per share amounts	Securities Fund		Quality Bond Fund	High Yield Fund
Investment in securities--at cost	$2,946,018		$1,553,244	$3,618,460
Foreign currency--at cost	$37,176		$–	$31
Assets
Investment in securities--at value	$3,129,943		$1,552,130	$3,564,827
Foreign currency--at value	37,195		–	29
Cash	–		–	10
Receivables:
Dividends and interest	5,322		8,303	57,458
Expense reimbursement from Manager	5		10	44
Expense reimbursement from Distributor	–		29	–
Foreign currency contracts	–		–	766
Fund shares sold	3,028		5,555	20,997
Investment securities sold	18,282		12,773	8,532
Other assets	–		19	–
Total Assets	3,193,775		1,578,819	3,652,663
Liabilities
Accrued management and investment advisory fees	2,291		652	1,542
Accrued administrative service fees	–		5	–
Accrued distribution fees	81		146	525
Accrued service fees	–		15	–
Accrued transfer agent fees	260		139	973
Accrued directors' expenses	–		–	2
Accrued professional fees	28		27	34
Accrued other expenses	138		71	215
Payables:
Dividends payable	–		4,123	16,277
Fund shares redeemed	2,200		788	14,383
Investment securities purchased	81,310		29,639	58,152
Total Liabilities	86,308		35,605	92,103
Net Assets Applicable to Outstanding Shares	$3,107,467		$1,543,214	$3,560,560
Net Assets Consist of:
Capital shares and additional paid-in-capital	$2,919,775		$1,563,879	$3,761,507
Accumulated undistributed (overdistributed) net investment income (loss)	2,338		(4,544)	(9,672)
Accumulated undistributed (overdistributed) net realized gain (loss)	1,539		(15,007)	(138,395)
Net unrealized appreciation (depreciation) of investments	183,925		(1,114)	(53,633)
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	(110)		–	753
Total Net Assets	$3,107,467		$1,543,214	$3,560,560
Capital Stock (par value: $.01 per share):
Shares authorized	1,025,000		1,175,000	1,700,000
Net Asset Value Per Share:
Class A: Net Assets	$164,926		$312,158	$933,518
Shares Issued and Outstanding	19,743		28,790	128,978
Net Asset Value per share	$8.35		$10.84	$7.24
Maximum Offering Price	$8.84		$11.09	$7.52
Class C: Net Assets	$51,053		$62,811	$382,177
Shares Issued and Outstanding	6,297		5,798	52,287
Net Asset Value per share	$8.11	(a)	$10.83 (a)	$7.31 (a)
Class J: Net Assets	N/A		$139,808	N/A
Shares Issued and Outstanding			12,872
Net Asset Value per share			$10.86 (a)
Class P: Net Assets	$269,828		$34,376	$531,095
Shares Issued and Outstanding	30,275		3,159	73,358
Net Asset Value per share	$8.91		$10.88	$7.24
Institutional: Net Assets	$2,620,500		$922,143	$1,713,770
Shares Issued and Outstanding	293,646		84,984	238,310
Net Asset Value per share	$8.92		$10.85	$7.19
R-1: Net Assets	N/A		$2,866	N/A
Shares Issued and Outstanding			264
Net Asset Value per share			$10.86
R-2: Net Assets	N/A		$14,622	N/A
Shares Issued and Outstanding			1,347
Net Asset Value per share			$10.86
R-3: Net Assets	$21		$14,995	N/A
Shares Issued and Outstanding	2		1,381
Net Asset Value per share	$8.92		$10.86
R-4: Net Assets	$21		$14,676	N/A
Shares Issued and Outstanding	2		1,351
Net Asset Value per share	$8.92		$10.86
R-5: Net Assets	$10		$24,759	N/A
Shares Issued and Outstanding	1		2,279
Net Asset Value per share	$8.93		$10.86
R-6: Net Assets	$1,108		N/A	N/A
Shares Issued and Outstanding	124
Net Asset Value per share	$8.92

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES PRINCIPAL FUNDS, INC. October 31, 2016

				Inflation
Amounts in thousands, except per share amounts	High Yield Fund I	Income Fund		Protection Fund
Investment in securities--at cost	$950,247	$3,199,867		$1,779,774
Foreign currency--at cost	$–	$–		$67,784
Assets
Investment in securities--at value	$956,415	$3,302,374		$1,815,403
Foreign currency--at value	–	–		67,902
Cash	1,109	751		–
Deposits with counterparty	–	–		2,758
Receivables:
Dividends and interest	14,522	25,946		2,016
Expense reimbursement from Manager	–	3		–
Expense reimbursement from Distributor	–	1		–
Foreign currency contracts	–	–		1,877
Fund shares sold	4,481	10,391		626
Investment securities sold	5,833	–		216
OTC swap agreements--at value (premiums paid $0, $0 and $0)	–	–		772
Variation margin on financial derivative instruments	–	–		151
Total Assets	982,360	3,339,466		1,891,721
Liabilities
Accrued management and investment advisory fees	523	1,326		573
Accrued administrative service fees	–	8		1
Accrued distribution fees	1	143		9
Accrued service fees	–	28		3
Accrued transfer agent fees	18	135		17
Accrued directors' expenses	1	4		2
Accrued professional fees	35	28		27
Accrued other expenses	25	59		36
Cash overdraft	–	–		2,450
Payables:
Dividends payable	4,209	8,777		–
Expense reimbursement to Manager	5	–		–
Foreign currency contracts	–	–		130
Fund shares redeemed	1,157	2,328		575
Investment securities purchased	12,037	29,731		72,007
Options and swaptions contracts written (premiums received $0, $0 and $8,577)	–	–		6,330
OTC swap agreements--at value (premiums received $0, $0 and $0)	–	–		176
Variation margin on financial derivative instruments	–	–		370
Total Liabilities	18,011	42,567		82,706
Net Assets Applicable to Outstanding Shares	$964,349	$3,296,899		$1,809,015
Net Assets Consist of:
Capital shares and additional paid-in-capital	$1,015,064	$3,270,654		$1,803,411
Accumulated undistributed (overdistributed) net investment income (loss)	(296)	(15,308)		6,053
Accumulated undistributed (overdistributed) net realized gain (loss)	(56,587)	(60,954)		(43,938)
Net unrealized appreciation (depreciation) of investments	6,168	102,507		41,624
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	–	–		1,865
Total Net Assets	$964,349	$3,296,899		$1,809,015
Capital Stock (par value: $.01 per share):
Shares authorized	400,000	1,125,000		1,000,000
Net Asset Value Per Share:
Class A: Net Assets	$5,426	$273,241		$13,910
Shares Issued and Outstanding	553	28,358		1,614
Net Asset Value per share	$9.80	$9.64		$8.62
Maximum Offering Price	$10.18	$9.86		$8.96
Class C: Net Assets	N/A	$66,576		$3,850
Shares Issued and Outstanding		6,870		466
Net Asset Value per share		$9.69	(a)	$8.25	(a)
Class J: Net Assets	N/A	$100,416		$7,758
Shares Issued and Outstanding		10,397		921
Net Asset Value per share		$9.66	(a)	$8.42	(a)
Class P: Net Assets	N/A	$24,111		N/A
Shares Issued and Outstanding		2,496
Net Asset Value per share		$9.66
Institutional: Net Assets	$958,923	$2,692,447		$1,770,164
Shares Issued and Outstanding	97,759	278,649		203,056
Net Asset Value per share	$9.81	$9.66		$8.72
R-1: Net Assets	N/A	$19,256		$1,017
Shares Issued and Outstanding		1,992		123
Net Asset Value per share		$9.67		$8.29
R-2: Net Assets	N/A	$3,155		$524
Shares Issued and Outstanding		326		63
Net Asset Value per share		$9.68		$8.35
R-3: Net Assets	N/A	$32,657		$5,602
Shares Issued and Outstanding		3,374		664
Net Asset Value per share		$9.68		$8.44
R-4: Net Assets	N/A	$27,577		$2,357
Shares Issued and Outstanding		2,851		277
Net Asset Value per share		$9.67		$8.52
R-5: Net Assets	N/A	$50,807		$3,833
Shares Issued and Outstanding		5,261		446
Net Asset Value per share		$9.66		$8.59
R-6: Net Assets	N/A	$6,656		N/A
Shares Issued and Outstanding		689
Net Asset Value per share		$9.66

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES PRINCIPAL FUNDS, INC. October 31, 2016

	International
	Emerging			LargeCap
Amounts in thousands, except per share amounts	Markets Fund		International Fund I	Growth Fund
Investment in securities--at cost	$859,564		$344,898	$1,795,049
Foreign currency--at cost	$1,945		$6	$–
Assets
Investment in securities--at value	$978,364		$386,867	$2,086,122
Foreign currency--at value	1,944		6	–
Cash	476		–	–
Deposits with counterparty	–		751	–
Receivables:
Dividends and interest	93		1,816	1,151
Expense reimbursement from Manager	–		20	–
Expense reimbursement from Distributor	2		–	1
Foreign tax refund	1,248		–	–
Fund shares sold	345		191	289
Investment securities sold	10,589		–	6,007
Variation margin on financial derivative instruments	–		5	–
Other assets	–		–	13
Total Assets	993,061		389,656	2,093,583
Liabilities
Accrued management and investment advisory fees	1,001		302	1,135
Accrued administrative service fees	2		2	3
Accrued distribution fees	42		4	98
Accrued service fees	9		4	18
Accrued transfer agent fees	125		28	340
Accrued directors' expenses	–		–	1
Accrued professional fees	23		27	19
Accrued other expenses	218		41	57
Cash overdraft	–		200	–
Payables:
Deferred foreign tax	1,879		–	–
Fund shares redeemed	654		507	1,305
Investment securities purchased	3,538		–	48,340
Variation margin on financial derivative instruments	–		5	–
Total Liabilities	7,491		1,120	51,316
Net Assets Applicable to Outstanding Shares	$985,570		$388,536	$2,042,267
Net Assets Consist of:
Capital shares and additional paid-in-capital	$1,092,998		$654,353	$1,509,252
Accumulated undistributed (overdistributed) net investment income (loss)	7,931		3,591	6,061
Accumulated undistributed (overdistributed) net realized gain (loss)	(233,539)		(311,254)	235,881
Net unrealized appreciation (depreciation) of investments	118,169		41,956	291,073
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	11		(110)	–
Total Net Assets	$985,570		$388,536	$2,042,267
Capital Stock (par value: $.01 per share):
Shares authorized	900,000		700,000	1,335,000
Net Asset Value Per Share:
Class A: Net Assets	$77,283		$3,992	$328,689
Shares Issued and Outstanding	3,398		307	34,759
Net Asset Value per share	$22.74		$12.99	$9.46
Maximum Offering Price	$24.06		$13.75	$10.01
Class C: Net Assets	$9,220		N/A	$15,327
Shares Issued and Outstanding	427			1,796
Net Asset Value per share	$21.61	(a)		$8.53	(a)
Class J: Net Assets	$97,753		N/A	$57,924
Shares Issued and Outstanding	4,457			6,494
Net Asset Value per share	$21.93	(a)		$8.92	(a)
Class P: Net Assets	$1,522		$69,820	$9,007
Shares Issued and Outstanding	67		5,339	916
Net Asset Value per share	$22.57		$13.08	$9.83
Institutional: Net Assets	$756,257		$296,966	$1,549,259
Shares Issued and Outstanding	33,483		22,659	156,592
Net Asset Value per share	$22.59		$13.11	$9.89
R-1: Net Assets	$2,585		$2,759	$4,378
Shares Issued and Outstanding	115		212	486
Net Asset Value per share	$22.42		$12.99	$9.02
R-2: Net Assets	$3,346		$2,577	$2,093
Shares Issued and Outstanding	150		197	228
Net Asset Value per share	$22.31		$13.06	$9.19
R-3: Net Assets	$10,275		$5,326	$14,755
Shares Issued and Outstanding	457		408	1,462
Net Asset Value per share	$22.46		$13.05	$10.09
R-4: Net Assets	$8,340		$3,386	$10,224
Shares Issued and Outstanding	369		259	1,016
Net Asset Value per share	$22.58		$13.07	$10.06
R-5: Net Assets	$18,989		$3,710	$50,611
Shares Issued and Outstanding	840		284	5,079
Net Asset Value per share	$22.61		$13.06	$9.96

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES PRINCIPAL FUNDS, INC. October 31, 2016

	LargeCap		LargeCap		LargeCap S&P 500
Amounts in thousands, except per share amounts	Growth Fund I		Growth Fund II		Index Fund
Investment in securities--at cost	$5,556,721		$488,361		$3,277,757
Assets
Investment in securities--at value	$7,049,304		$519,369		$4,948,802
Deposits with counterparty	8,303		1,000		–
Receivables:
Dividends and interest	1,598		373		4,911
Expense reimbursement from Manager	101		20		4
Expense reimbursement from Distributor	2		1		8
Foreign currency contracts	–		36		–
Fund shares sold	2,318		19		1,579
Investment securities sold	16,805		9,624		–
Other assets	–		–		3
Total Assets	7,078,431		530,442		4,955,307
Liabilities
Accrued management and investment advisory fees	3,637		405		633
Accrued administrative service fees	15		1		30
Accrued distribution fees	56		6		212
Accrued service fees	104		3		181
Accrued transfer agent fees	327		7		226
Accrued directors' expenses	3		1		5
Accrued professional fees	22		18		20
Accrued other expenses	127		13		106
Payables:
Foreign currency contracts	–		2		–
Fund shares redeemed	4,699		542		4,043
Investment securities purchased	11,127		3,480		–
Variation margin on financial derivative instruments	332		38		44
Total Liabilities	20,449		4,516		5,500
Net Assets Applicable to Outstanding Shares	$7,057,982		$525,926		$4,949,807
Net Assets Consist of:
Capital shares and additional paid-in-capital	$5,278,859		$478,121		$3,183,359
Accumulated undistributed (overdistributed) net investment income (loss)	4,787		3,087		71,909
Accumulated undistributed (overdistributed) net realized gain (loss)	284,120		13,901		23,685
Net unrealized appreciation (depreciation) of investments	1,490,216		30,783		1,670,854
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	–		34		–
Total Net Assets	$7,057,982		$525,926		$4,949,807
Capital Stock (par value: $.01 per share):
Shares authorized	1,170,000		540,000		950,000
Net Asset Value Per Share:
Class A: Net Assets	$22,488		N/A		$289,269
Shares Issued and Outstanding	1,907				19,255
Net Asset Value per share	$11.79				$15.02
Maximum Offering Price	$12.48				$15.25
Class C: Net Assets	N/A		N/A		$41,497
Shares Issued and Outstanding					2,824
Net Asset Value per share					$14.69	(a)
Class J: Net Assets	$110,553		$32,690		$530,674
Shares Issued and Outstanding	10,816		4,994		35,636
Net Asset Value per share	$10.22	(a)	$6.55	(a)	$14.89	(a)
Class P: Net Assets	$1,128		N/A		N/A
Shares Issued and Outstanding	94
Net Asset Value per share	$12.00
Institutional: Net Assets	$6,436,701		$479,594		$3,244,789
Shares Issued and Outstanding	534,853		60,789		215,818
Net Asset Value per share	$12.03		$7.89		$15.03
R-1: Net Assets	$6,716		$786		$18,393
Shares Issued and Outstanding	629		109		1,232
Net Asset Value per share	$10.68		$7.21		$14.93
R-2: Net Assets	$13,145		$1,584		$30,093
Shares Issued and Outstanding	1,259		231		2,001
Net Asset Value per share	$10.44		$6.86		$15.04
R-3: Net Assets	$116,736		$3,759		$194,613
Shares Issued and Outstanding	10,453		527		12,960
Net Asset Value per share	$11.17		$7.14		$15.02
R-4: Net Assets	$74,021		$2,229		$189,284
Shares Issued and Outstanding	6,543		299		12,563
Net Asset Value per share	$11.31		$7.45		$15.07
R-5: Net Assets	$273,161		$5,284		$411,195
Shares Issued and Outstanding	23,426		698		27,054
Net Asset Value per share	$11.66		$7.57		$15.20
R-6: Net Assets	$3,333		N/A		N/A
Shares Issued and Outstanding	277
Net Asset Value per share	$12.02

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES PRINCIPAL FUNDS, INC. October 31, 2016

	LargeCap		LargeCap
Amounts in thousands, except per share amounts	Value Fund		Value Fund III		MidCap Fund
Investment in securities--at cost	$2,274,012		$1,637,413		$8,801,277
Investments in affiliated securities--at cost	$–		$–		$272,915
Assets
Investment in securities--at value	$2,353,142		$1,738,935		$11,244,169
Investment in affiliated securities--at value	–		–		198,444
Cash	–		214		69
Deposits with counterparty	–		2,300		–
Receivables:
Dividends and interest	1,930		2,290		34,600
Expense reimbursement from Manager	3		18		–
Expense reimbursement from Distributor	1		1		4
Fund shares sold	502		387		30,907
Investment securities sold	18,242		13,323		43,375
Other assets	28		–		6
Total Assets	2,373,848		1,757,468		11,551,574
Liabilities
Accrued management and investment advisory fees	839		1,144		5,796
Accrued administrative service fees	1		2		35
Accrued distribution fees	54		14		818
Accrued service fees	3		7		144
Accrued transfer agent fees	121		17		1,863
Accrued directors' expenses	–		1		10
Accrued professional fees	18		18		24
Accrued other expenses	50		33		505
Payables:
Fund shares redeemed	1,098		499		13,889
Investment securities purchased	28,489		20,813		27,731
Variation margin on financial derivative instruments	–		127		–
Total Liabilities	30,673		22,675		50,815
Net Assets Applicable to Outstanding Shares	$2,343,175		$1,734,793		$11,500,759
Net Assets Consist of:
Capital shares and additional paid-in-capital	$2,182,407		$1,567,652		$8,843,068
Accumulated undistributed (overdistributed) net investment income (loss)	39,182		26,867		44,515
Accumulated undistributed (overdistributed) net realized gain (loss)	42,456		39,864		244,755
Net unrealized appreciation (depreciation) of investments	79,130		100,410		2,368,421
Total Net Assets	$2,343,175		$1,734,793		$11,500,759
Capital Stock (par value: $.01 per share):
Shares authorized	1,000,000		520,000		1,775,000
Net Asset Value Per Share:
Class A: Net Assets	$180,209		N/A		$2,096,851
Shares Issued and Outstanding	15,730				96,214
Net Asset Value per share	$11.46				$21.79
Maximum Offering Price	$12.13				$23.06
Class C: Net Assets	$5,968		N/A		$309,404
Shares Issued and Outstanding	536				15,392
Net Asset Value per share	$11.13	(a)			$20.10	(a)
Class J: Net Assets	$61,362		$68,742		$261,105
Shares Issued and Outstanding	5,454		4,619		12,421
Net Asset Value per share	$11.25	(a)	$14.88	(a)	$21.02	(a)
Class P: Net Assets	$243		N/A		$2,807,462
Shares Issued and Outstanding	22				126,767
Net Asset Value per share	$11.43				$22.15
Institutional: Net Assets	$2,082,564		$1,634,892		$5,356,398
Shares Issued and Outstanding	181,797		108,408		241,183
Net Asset Value per share	$11.46		$15.08		$22.21
R-1: Net Assets	$1,370		$4,072		$66,856
Shares Issued and Outstanding	121		272		3,261
Net Asset Value per share	$11.32		$14.98		$20.50
R-2: Net Assets	$2,256		$3,096		$28,422
Shares Issued and Outstanding	198		206		1,369
Net Asset Value per share	$11.38		$15.03		$20.76
R-3: Net Assets	$3,701		$11,209		$123,971
Shares Issued and Outstanding	326		718		5,793
Net Asset Value per share	$11.35		$15.61		$21.40
R-4: Net Assets	$1,442		$5,659		$145,709
Shares Issued and Outstanding	127		376		6,589
Net Asset Value per share	$11.34		$15.05		$22.11
R-5: Net Assets	$4,060		$7,123		$304,581
Shares Issued and Outstanding	354		470		13,867
Net Asset Value per share	$11.46		$15.16		$21.96

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

	STATEMENTS OF ASSETS AND LIABILITIES PRINCIPAL FUNDS, INC. October 31, 2016

		MidCap		MidCap	MidCap S&P 400
Amounts in thousands, except per share amounts		Growth Fund		Growth Fund III	Index Fund
Investment in securities--at cost		$117,469		$1,284,421	$1,014,693
Assets
Investment in securities--at value		$130,683		$1,359,390	$1,204,961
Deposits with counterparty		–		2,900	738
Receivables:
Dividends and interest		14		1,402	650
Expense reimbursement from Manager		10		37	–
Expense reimbursement from Distributor		1		1	2
Fund shares sold		58		221	2,202
Investment securities sold		2,294		4,730	–
Variation margin on financial derivative instruments		–		426	128
	Total Assets	133,060		1,369,107	1,208,681
Liabilities
Accrued management and investment advisory fees		74		1,136	153
Accrued administrative service fees		2		2	16
Accrued distribution fees		11		7	53
Accrued service fees		8		5	93
Accrued transfer agent fees		23		8	67
Accrued directors' expenses		–		–	1
Accrued professional fees		17		18	18
Accrued other expenses		15		22	33
Payables:
Fund shares redeemed		158		600	1,562
Investment securities purchased		3,021		8,822	255
	Total Liabilities	3,329		10,620	2,251
Net Assets Applicable to Outstanding Shares		$129,731		$1,358,487	$1,206,430
Net Assets Consist of:
Capital shares and additional paid-in-capital		$124,033		$1,288,017	$945,086
Accumulated undistributed (overdistributed) net investment income (loss)		257		(1,300)	12,738
Accumulated undistributed (overdistributed) net realized gain (loss)		(7,773)		(2,313)	58,576
Net unrealized appreciation (depreciation) of investments		13,214		74,083	190,030
	Total Net Assets	$129,731		$1,358,487	$1,206,430
Capital Stock (par value: $.01 per share):
Shares authorized		325,000		625,000	425,000
Net Asset Value Per Share:
Class J: Net Assets		$49,592		$31,465	$105,731
Shares Issued and Outstanding		9,023		3,820	5,677
Net Asset Value per share		$5.50	(a)	$8.24 (a)	$18.62	(a)
Institutional: Net Assets		$41,967		$1,302,544	$666,562
Shares Issued and Outstanding		6,102		132,987	34,902
Net Asset Value per share		$6.88		$9.79	$19.10
R-1: Net Assets		$1,275		$2,023	$12,290
Shares Issued and Outstanding		222		242	652
Net Asset Value per share		$5.74		$8.35	$18.84
R-2: Net Assets		$3,717		$3,057	$15,930
Shares Issued and Outstanding		604		353	821
Net Asset Value per share		$6.15		$8.66	$19.40
R-3: Net Assets		$9,967		$6,088	$104,741
Shares Issued and Outstanding		1,530		654	5,415
Net Asset Value per share		$6.51		$9.31	$19.34
R-4: Net Assets		$6,594		$5,682	$104,499
Shares Issued and Outstanding		963		596	5,388
Net Asset Value per share		$6.85		$9.53	$19.40
R-5: Net Assets		$16,619		$7,628	$196,677
Shares Issued and Outstanding		2,344		771	10,055
Net Asset Value per share		$7.09		$9.89	$19.56

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

	STATEMENTS OF ASSETS AND LIABILITIES
	PRINCIPAL FUNDS, INC.
	October 31, 2016

		MidCap		MidCap		Money
Amounts in thousands, except per share amounts		Value Fund I		Value Fund III		Market Fund
Investment in securities--at cost		$1,085,892		$1,136,400		$746,996
Assets
Investment in securities--at value		$1,105,319		$1,206,984		$746,996
Cash		–		1		21
Deposits with counterparty		4,400		2,200		–
Receivables:
Dividends and interest		617		922		148
Expense reimbursement from Manager		115		20		–
Expense reimbursement from Distributor		1		1		51
Fund shares sold		204		372		2,044
Investment securities sold		10,207		4,556		–
Variation margin on financial derivative instruments		181		335		–
Other assets		–		–		26
	Total Assets	1,121,044		1,215,391		749,286
Liabilities
Accrued management and investment advisory fees		948		654		250
Accrued administrative service fees		4		2		–
Accrued distribution fees		18		22		51
Accrued service fees		22		15		–
Accrued transfer agent fees		59		97		191
Accrued directors' expenses		1		1		2
Accrued professional fees		19		19		26
Accrued other expenses		39		43		48
Payables:
Expense reimbursement to Manager		–		–		68
Fund shares redeemed		1,708		305		3,818
Investment securities purchased		6,399		4,790		5,000
	Total Liabilities	9,217		5,948		9,454
Net Assets Applicable to Outstanding Shares		$1,111,827		$1,209,443		$739,832
Net Assets Consist of:
Capital shares and additional paid-in-capital		$1,101,128		$1,121,721		$742,747
Accumulated undistributed (overdistributed) net investment income (loss)		14,242		14,772		54
Accumulated undistributed (overdistributed) net realized gain (loss)		(22,405)		3,478		(2,969)
Net unrealized appreciation (depreciation) of investments		18,862		69,472		–
	Total Net Assets	$1,111,827		$1,209,443		$739,832
Capital Stock (par value: $.01 per share):
Shares authorized		525,000		550,000		8,400,000
Net Asset Value Per Share:
Class A: Net Assets		N/A		$15,070		$451,554
Shares Issued and Outstanding				822		451,373
Net Asset Value per share				$18.34		$1.00
Maximum Offering Price				$19.41		$1.00
Class C: Net Assets		N/A		N/A		$19,863
Shares Issued and Outstanding						19,856
Net Asset Value per share						$1.00	(a)
Class J: Net Assets		$65,870		$95,056		$268,364
Shares Issued and Outstanding		5,059		5,441		268,258
Net Asset Value per share		$13.02	(a)	$17.47	(a)	$1.00	(a)
Class P: Net Assets		N/A		$682		N/A
Shares Issued and Outstanding				37
Net Asset Value per share				$18.47
Institutional: Net Assets		$944,079		$1,025,943		$51
Shares Issued and Outstanding		71,715		55,323		51
Net Asset Value per share		$13.16		$18.54		$1.00
R-1: Net Assets		$4,475		$994		N/A
Shares Issued and Outstanding		355		57
Net Asset Value per share		$12.61		$17.50
R-2: Net Assets		$5,592		$1,977		N/A
Shares Issued and Outstanding		439		112
Net Asset Value per share		$12.73		$17.65
R-3: Net Assets		$20,452		$17,205		N/A
Shares Issued and Outstanding		1,580		982
Net Asset Value per share		$12.94		$17.53
R-4: Net Assets		$20,414		$20,460		N/A
Shares Issued and Outstanding		1,572		1,177
Net Asset Value per share		$12.99		$17.38
R-5: Net Assets		$50,945		$28,552		N/A
Shares Issued and Outstanding		3,900		1,626
Net Asset Value per share		$13.06		$17.56
R-6: Net Assets		N/A		$3,504		N/A
Shares Issued and Outstanding				189
Net Asset Value per share				$18.54

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES PRINCIPAL FUNDS, INC. October 31, 2016

		Principal Capital		Principal LifeTime
Amounts in thousands, except per share amounts	Overseas Fund	Appreciation Fund		2010 Fund
Investment in securities--at cost	$3,198,504	$1,511,675		$–
Investment in affiliated Funds--at cost	$–	$–		$1,141,486
Foreign currency--at cost	$11,778	$–		$–
Assets
Investment in securities--at value	$3,081,552	$2,457,418		$–
Investment in affiliated Funds--at value	–	–		1,217,372
Foreign currency--at value	11,806	–		–
Deposits with counterparty	6,302	–		–
Receivables:
Dividends and interest	14,222	2,153		970
Expense reimbursement from Manager	78	–		1
Expense reimbursement from Distributor	–	–		4
Fund shares sold	717	334		216
Investment securities sold	19,033	9,366		1,560
Variation margin on financial derivative instruments	53	–		–
Other assets	–	4		–
Prepaid directors' expenses	–	–		2
Total Assets	3,133,763	2,469,275		1,220,125
Liabilities
Accrued management and investment advisory fees	2,771	955		–
Accrued administrative service fees	–	4		8
Accrued distribution fees	–	240		56
Accrued service fees	–	23		36
Accrued transfer agent fees	23	319		29
Accrued directors' expenses	3	3		–
Accrued professional fees	31	19		13
Accrued other expenses	179	93		21
Cash overdraft	2,073	–		–
Payables:
Fund shares redeemed	623	2,481		1,772
Investment securities purchased	45,848	4,526		970
Variation margin on financial derivative instruments	68	–		–
Total Liabilities	51,619	8,663		2,905
Net Assets Applicable to Outstanding Shares	$3,082,144	$2,460,612		$1,217,220
Net Assets Consist of:
Capital shares and additional paid-in-capital	$3,220,520	$1,287,676		$1,106,460
Accumulated undistributed (overdistributed) net investment income (loss)	54,580	25,727		11,215
Accumulated undistributed (overdistributed) net realized gain (loss)	(73,653)	201,466		23,659
Net unrealized appreciation (depreciation) of investments	(118,628)	945,743		75,886
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	(675)	–		–
Total Net Assets	$3,082,144	$2,460,612		$1,217,220
Capital Stock (par value: $.01 per share):
Shares authorized	600,000	1,000,000		650,000
Net Asset Value Per Share:
Class A: Net Assets	N/A	$878,686		$33,881
Shares Issued and Outstanding		15,341		2,545
Net Asset Value per share		$57.28		$13.31
Maximum Offering Price		$60.61		$13.83
Class C: Net Assets	N/A	$46,507		N/A
Shares Issued and Outstanding		1,001
Net Asset Value per share		$46.47	(a)
Class J: Net Assets	N/A	N/A		$245,736
Shares Issued and Outstanding				18,616
Net Asset Value per share				$13.20	(a)
Class P: Net Assets	N/A	$29,415		N/A
Shares Issued and Outstanding		507
Net Asset Value per share		$58.02
Institutional: Net Assets	$3,080,741	$1,399,596		$768,118
Shares Issued and Outstanding	327,649	24,031		57,946
Net Asset Value per share	$9.40	$58.24		$13.26
R-1: Net Assets	$21	$2,904		$7,515
Shares Issued and Outstanding	2	51		572
Net Asset Value per share	$9.30	$57.05		$13.15
R-2: Net Assets	$14	$3,393		$8,387
Shares Issued and Outstanding	1	59		638
Net Asset Value per share	$9.32	$57.24		$13.15
R-3: Net Assets	$321	$29,886		$50,539
Shares Issued and Outstanding	34	522		3,853
Net Asset Value per share	$9.31	$57.22		$13.12
R-4: Net Assets	$546	$20,833		$29,697
Shares Issued and Outstanding	58	361		2,256
Net Asset Value per share	$9.35	$57.69		$13.16
R-5: Net Assets	$501	$49,392		$73,347
Shares Issued and Outstanding	54	854		5,562
Net Asset Value per share	$9.36	$57.87		$13.19

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES PRINCIPAL FUNDS, INC. October 31, 2016

	Principal LifeTime	Principal LifeTime		Principal LifeTime
Amounts in thousands, except per share amounts	2015 Fund	2020 Fund		2025 Fund
Investment in affiliated Funds--at cost	$664,709	$5,430,537		$1,550,968
Assets
Investment in affiliated Funds--at value	$760,416	$5,851,009		$1,693,006
Receivables:
Dividends and interest	510	3,276		702
Expense reimbursement from Distributor	–	14		–
Fund shares sold	761	1,197		2,442
Investment securities sold	–	2,229		–
Prepaid directors' expenses	–	12		–
Total Assets	761,687	5,857,737		1,696,150
Liabilities
Accrued administrative service fees	10	40		21
Accrued distribution fees	23	231		53
Accrued service fees	44	188		95
Accrued transfer agent fees	2	115		7
Accrued professional fees	15	16		15
Accrued other expenses	4	56		12
Payables:
Fund shares redeemed	446	3,400		593
Investment securities purchased	825	3,276		2,552
Total Liabilities	1,369	7,322		3,348
Net Assets Applicable to Outstanding Shares	$760,318	$5,850,415		$1,692,802
Net Assets Consist of:
Capital shares and additional paid-in-capital	$646,986	$5,294,165		$1,512,227
Accumulated undistributed (overdistributed) net investment income (loss)	6,032	41,726		8,974
Accumulated undistributed (overdistributed) net realized gain (loss)	11,593	94,052		29,563
Net unrealized appreciation (depreciation) of investments	95,707	420,472		142,038
Total Net Assets	$760,318	$5,850,415		$1,692,802
Capital Stock (par value: $.01 per share):
Shares authorized	400,000	1,125,000		400,000
Net Asset Value Per Share:
Class A: Net Assets	N/A	$118,522		N/A
Shares Issued and Outstanding		8,810
Net Asset Value per share		$13.45
Maximum Offering Price		$14.23
Class J: Net Assets	N/A	$900,189		N/A
Shares Issued and Outstanding		67,566
Net Asset Value per share		$13.32	(a)
Institutional: Net Assets	$556,606	$3,948,810		$1,247,487
Shares Issued and Outstanding	54,717	294,739		118,698
Net Asset Value per share	$10.17	$13.40		$10.51
R-1: Net Assets	$8,405	$40,455		$14,810
Shares Issued and Outstanding	849	3,051		1,443
Net Asset Value per share	$9.90	$13.26		$10.26
R-2: Net Assets	$8,043	$48,551		$18,268
Shares Issued and Outstanding	809	3,667		1,777
Net Asset Value per share	$9.94	$13.24		$10.28
R-3: Net Assets	$73,860	$235,954		$172,896
Shares Issued and Outstanding	7,430	17,826		16,791
Net Asset Value per share	$9.94	$13.24		$10.30
R-4: Net Assets	$44,908	$182,490		$96,203
Shares Issued and Outstanding	4,484	13,744		9,256
Net Asset Value per share	$10.02	$13.28		$10.39
R-5: Net Assets	$68,496	$375,444		$143,138
Shares Issued and Outstanding	6,822	28,195		13,716
Net Asset Value per share	$10.04	$13.32		$10.44

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES PRINCIPAL FUNDS, INC. October 31, 2016

	Principal LifeTime		Principal LifeTime	Principal LifeTime
Amounts in thousands, except per share amounts	2030 Fund		2035 Fund	2040 Fund
Investment in affiliated Funds--at cost	$6,095,579		$1,163,289	$3,931,406
Assets
Investment in affiliated Funds--at value	$6,578,023		$1,290,053	$4,355,408
Receivables:
Dividends and interest	2,220		285	805
Expense reimbursement from Manager	5		–	3
Expense reimbursement from Distributor	16		–	10
Fund shares sold	850		1,145	781
Investment securities sold	625		–	–
Prepaid directors' expenses	9		–	6
Total Assets	6,581,748		1,291,483	4,357,013
Liabilities
Accrued administrative service fees	38		15	26
Accrued distribution fees	250		37	156
Accrued service fees	186		67	126
Accrued transfer agent fees	150		7	113
Accrued professional fees	16		15	14
Accrued other expenses	80		10	63
Payables:
Fund shares redeemed	1,428		705	658
Investment securities purchased	2,220		724	890
Total Liabilities	4,368		1,580	2,046
Net Assets Applicable to Outstanding Shares	$6,577,380		$1,289,903	$4,354,967
Net Assets Consist of:
Capital shares and additional paid-in-capital	$5,930,470		$1,126,273	$3,784,580
Accumulated undistributed (overdistributed) net investment income (loss)	29,441		3,089	8,822
Accumulated undistributed (overdistributed) net realized gain (loss)	135,025		33,777	137,563
Net unrealized appreciation (depreciation) of investments	482,444		126,764	424,002
Total Net Assets	$6,577,380		$1,289,903	$4,354,967
Capital Stock (par value: $.01 per share):
Shares authorized	1,225,000		400,000	1,050,000
Net Asset Value Per Share:
Class A: Net Assets	$117,542		N/A	$84,378
Shares Issued and Outstanding	8,745			6,090
Net Asset Value per share	$13.44			$13.86
Maximum Offering Price	$14.22			$14.67
Class J: Net Assets	$1,066,715		N/A	$625,617
Shares Issued and Outstanding	79,708			44,732
Net Asset Value per share	$13.38	(a)		$13.99	(a)
Institutional: Net Assets	$4,517,455		$973,792	$3,052,072
Shares Issued and Outstanding	336,385		88,307	216,404
Net Asset Value per share	$13.43		$11.03	$14.10
R-1: Net Assets	$34,738		$12,700	$24,595
Shares Issued and Outstanding	2,616		1,175	1,767
Net Asset Value per share	$13.28		$10.80	$13.92
R-2: Net Assets	$47,988		$13,427	$32,821
Shares Issued and Outstanding	3,605		1,244	2,356
Net Asset Value per share	$13.31		$10.79	$13.93
R-3: Net Assets	$233,975		$111,881	$146,325
Shares Issued and Outstanding	17,545		10,314	10,524
Net Asset Value per share	$13.34		$10.85	$13.90
R-4: Net Assets	$184,624		$70,656	$127,949
Shares Issued and Outstanding	13,414		6,468	9,180
Net Asset Value per share	$13.76		$10.92	$13.94
R-5: Net Assets	$374,343		$107,447	$261,210
Shares Issued and Outstanding	27,941		9,799	18,627
Net Asset Value per share	$13.40		$10.97	$14.02

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES PRINCIPAL FUNDS, INC. October 31, 2016

	Principal LifeTime	Principal LifeTime		Principal LifeTime
Amounts in thousands, except per share amounts	2045 Fund	2050 Fund		2055 Fund
Investment in affiliated Funds--at cost	$787,848	$2,164,445		$297,316
Assets
Investment in affiliated Funds--at value	$850,944	$2,363,086		$305,335
Receivables:
Dividends and interest	139	339		37
Expense reimbursement from Manager	–	14		–
Expense reimbursement from Distributor	–	3		–
Fund shares sold	806	660		835
Prepaid directors' expenses	–	2		–
Total Assets	851,889	2,364,104		306,207
Liabilities
Accrued administrative service fees	9	15		3
Accrued distribution fees	23	71		7
Accrued service fees	45	71		15
Accrued transfer agent fees	6	90		1
Accrued professional fees	15	13		14
Accrued other expenses	9	47		7
Payables:
Fund shares redeemed	9	469		8
Investment securities purchased	936	440		864
Total Liabilities	1,052	1,216		919
Net Assets Applicable to Outstanding Shares	$850,837	$2,362,888		$305,288
Net Assets Consist of:
Capital shares and additional paid-in-capital	$761,863	$2,085,957		$289,356
Accumulated undistributed (overdistributed) net investment income (loss)	1,209	2,915		236
Accumulated undistributed (overdistributed) net realized gain (loss)	24,669	75,375		7,677
Net unrealized appreciation (depreciation) of investments	63,096	198,641		8,019
Total Net Assets	$850,837	$2,362,888		$305,288
Capital Stock (par value: $.01 per share):
Shares authorized	400,000	825,000		400,000
Net Asset Value Per Share:
Class A: Net Assets	N/A	$64,995		N/A
Shares Issued and Outstanding		4,718
Net Asset Value per share		$13.78
Maximum Offering Price		$14.58
Class J: Net Assets	N/A	$194,644		N/A
Shares Issued and Outstanding		14,551
Net Asset Value per share		$13.38	(a)
Institutional: Net Assets	$634,436	$1,769,456		$234,603
Shares Issued and Outstanding	56,412	128,803		20,241
Net Asset Value per share	$11.25	$13.74		$11.59
R-1: Net Assets	$6,930	$16,051		$2,723
Shares Issued and Outstanding	635	1,185		243
Net Asset Value per share	$10.91	$13.55		$11.21
R-2: Net Assets	$10,083	$21,050		$2,743
Shares Issued and Outstanding	925	1,553		244
Net Asset Value per share	$10.90	$13.55		$11.24
R-3: Net Assets	$70,524	$77,168		$21,628
Shares Issued and Outstanding	6,420	5,689		1,911
Net Asset Value per share	$10.99	$13.56		$11.32
R-4: Net Assets	$40,967	$64,127		$15,452
Shares Issued and Outstanding	3,701	4,703		1,355
Net Asset Value per share	$11.07	$13.64		$11.40
R-5: Net Assets	$87,897	$155,397		$28,139
Shares Issued and Outstanding	7,923	11,371		2,458
Net Asset Value per share	$11.09	$13.67		$11.45

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES PRINCIPAL FUNDS, INC. October 31, 2016

	Principal LifeTime	Principal LifeTime	Principal LifeTime
Amounts in thousands, except per share amounts	2060 Fund	Hybrid 2015 Fund	Hybrid 2020 Fund
Investment in affiliated Funds--at cost	$161,207	$12,097	$43,148
Assets
Investment in affiliated Funds--at value	$155,553	$12,231	$43,566
Receivables:
Dividends and interest	19	5	15
Expense reimbursement from Manager	7	4	4
Fund shares sold	193	69	–
Investment securities sold	–	–	10
Total Assets	155,772	12,309	43,595
Liabilities
Accrued administrative service fees	1	–	–
Accrued distribution fees	3	–	–
Accrued service fees	4	–	–
Accrued transfer agent fees	6	–	–
Accrued professional fees	14	14	14
Accrued registration fees	–	–	4
Accrued other expenses	7	3	–
Payables:
Fund shares redeemed	11	–	10
Investment securities purchased	201	74	15
Total Liabilities	247	91	43
Net Assets Applicable to Outstanding Shares	$155,525	$12,218	$43,552
Net Assets Consist of:
Capital shares and additional paid-in-capital	$157,727	$12,002	$42,871
Accumulated undistributed (overdistributed) net investment income (loss)	136	41	110
Accumulated undistributed (overdistributed) net realized gain (loss)	3,316	41	153
Net unrealized appreciation (depreciation) of investments	(5,654)	134	418
Total Net Assets	$155,525	$12,218	$43,552
Capital Stock (par value: $.01 per share):
Shares authorized	500,000	350,000	350,000
Net Asset Value Per Share:
Class J: Net Assets	$5,164	N/A	N/A
Shares Issued and Outstanding	435
Net Asset Value per share	$11.86 (a)
Institutional: Net Assets	$131,082	$12,207	$43,541
Shares Issued and Outstanding	10,984	1,214	4,307
Net Asset Value per share	$11.93	$10.06	$10.11
R-1: Net Assets	$1,099	N/A	N/A
Shares Issued and Outstanding	94
Net Asset Value per share	$11.67
R-2: Net Assets	$947	N/A	N/A
Shares Issued and Outstanding	81
Net Asset Value per share	$11.72
R-3: Net Assets	$5,126	N/A	N/A
Shares Issued and Outstanding	434
Net Asset Value per share	$11.82
R-4: Net Assets	$4,573	N/A	N/A
Shares Issued and Outstanding	387
Net Asset Value per share	$11.83
R-5: Net Assets	$7,534	N/A	N/A
Shares Issued and Outstanding	635
Net Asset Value per share	$11.86
R-6: Net Assets	N/A	$11	$11
Shares Issued and Outstanding		1	1
Net Asset Value per share		$10.06	$10.11

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2016

	Principal LifeTime	Principal LifeTime	Principal LifeTime
Amounts in thousands, except per share amounts	Hybrid 2025 Fund	Hybrid 2030 Fund	Hybrid 2035 Fund
Investment in affiliated Funds--at cost	$12,759	$45,565	$9,844
Assets
Investment in affiliated Funds--at value	$12,886	$45,803	$9,893
Receivables:
Dividends and interest	3	9	1
Expense reimbursement from Manager	4	4	4
Fund shares sold	1	28	2
Total Assets	12,894	45,844	9,900
Liabilities
Accrued professional fees	14	14	13
Accrued registration fees	2	4	3
Accrued other expenses	1	–	–
Payables:
Investment securities purchased	3	36	2
Total Liabilities	20	54	18
Net Assets Applicable to Outstanding Shares	$12,874	$45,790	$9,882
Net Assets Consist of:
Capital shares and additional paid-in-capital	$12,700	$45,287	$9,787
Accumulated undistributed (overdistributed) net investment income (loss)	18	57	6
Accumulated undistributed (overdistributed) net realized gain (loss)	29	208	40
Net unrealized appreciation (depreciation) of investments	127	238	49
Total Net Assets	$12,874	$45,790	$9,882
Capital Stock (par value: $.01 per share):
Shares authorized	350,000	350,000	350,000
Net Asset Value Per Share:
Institutional: Net Assets	$12,863	$45,779	$9,871
Shares Issued and Outstanding	1,271	4,507	970
Net Asset Value per share	$10.12	$10.16	$10.18
R-6: Net Assets	$11	$11	$11
Shares Issued and Outstanding	1	1	1
Net Asset Value per share	$10.13	$10.16	$10.18

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2016

	Principal LifeTime	Principal LifeTime	Principal LifeTime
Amounts in thousands, except per share amounts	Hybrid 2040 Fund	Hybrid 2045 Fund	Hybrid 2050 Fund
Investment in affiliated Funds--at cost	$23,744	$6,273	$12,570
Assets
Investment in affiliated Funds--at value	$23,795	$6,249	$12,616
Receivables:
Dividends and interest	2	1	1
Expense reimbursement from Manager	4	4	4
Fund shares sold	1	1	–
Investment securities sold	2	–	10
Total Assets	23,804	6,255	12,631
Liabilities
Accrued professional fees	14	14	14
Accrued registration fees	3	3	2
Accrued other expenses	1	–	1
Payables:
Fund shares redeemed	2	–	10
Investment securities purchased	2	1	1
Total Liabilities	22	18	28
Net Assets Applicable to Outstanding Shares	$23,782	$6,237	$12,603
Net Assets Consist of:
Capital shares and additional paid-in-capital	$23,573	$6,233	$12,457
Accumulated undistributed (overdistributed) net investment income (loss)	16	4	9
Accumulated undistributed (overdistributed) net realized gain (loss)	142	24	91
Net unrealized appreciation (depreciation) of investments	51	(24)	46
Total Net Assets	$23,782	$6,237	$12,603
Capital Stock (par value: $.01 per share):
Shares authorized	350,000	350,000	350,000
Net Asset Value Per Share:
Institutional: Net Assets	$23,771	$6,226	$12,592
Shares Issued and Outstanding	2,330	611	1,233
Net Asset Value per share	$10.20	$10.18	$10.21
R-6: Net Assets	$11	$11	$11
Shares Issued and Outstanding	1	1	1
Net Asset Value per share	$10.20	$10.18	$10.21

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2016

			Principal LifeTime
Amounts in thousands, except per share amounts and Principal LifeTime Hybrid 2055 Fund	Principal LifeTime	Principal LifeTime	Hybrid
and Principal LifeTime Hybrid 2060 Fund	Hybrid 2055 Fund	Hybrid 2060 Fund	Income Fund
Investment in affiliated Funds--at cost	$1,923,687	$450,599	$8,762
Assets
Investment in affiliated Funds--at value	$1,926,240	$463,553	$8,796
Receivables:
Dividends and interest	169	41	6
Expense reimbursement from Manager	3,851	3,820	4
Fund shares sold	514	204	–
Tax reclaims receivable	–	–	–
Other assets	–	1	–
Prepaid directors’ expenses	6	2	–
Total Assets	1,930,780	467,621	8,806
Liabilities
Accrued transfer agent fees	62	61	–
Accrued professional fees	13,786	13,786	14
Accrued registration fees	2,522	2,459	2
Accrued other expenses	35	51	–
Payables:
Investment securities purchased	607	246	6
Total Liabilities	17,012	16,603	22
Net Assets Applicable to Outstanding Shares	$1,913,768	$451,018	$8,784
Net Assets Consist of:
Capital shares and additional paid-in-capital	$1,905,405	$435,641	$8,714
Accumulated undistributed (overdistributed) net investment income (loss)	1,031	363	31
Accumulated undistributed (overdistributed) net realized gain (loss)	4,779	2,060	5
Net unrealized appreciation (depreciation) of investments	2,553	12,954	34
Total Net Assets	$1,913,768	$451,018	$8,784
Capital Stock (par value: $.01 per share):
Shares authorized	350,000,000	350,000,000	350,000
Net Asset Value Per Share:
Institutional: Net Assets	$1,902,629	$439,873	$8,773
Shares Issued and Outstanding	186,176	43,037	874
Net Asset Value per share	$10.22	$10.22	$10.04
R-6: Net Assets	$11,139	$11,145	$11
Shares Issued and Outstanding	1,089	1,089	1
Net Asset Value per share	$10.23	$10.23	$10.05

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES PRINCIPAL FUNDS, INC. October 31, 2016

	Principal LifeTime
	Strategic		Real Estate		SAM
Amounts in thousands, except per share amounts	Income Fund		Securities Fund		Balanced Portfolio
Investment in securities--at cost	$–		$2,310,962		$1,123
Investment in affiliated Funds--at cost	$644,775		$–		$4,032,529
Assets
Investment in securities--at value	$–		$2,890,812		$1,123
Investment in affiliated Funds--at value	686,877		–		4,762,663
Receivables:
Dividends and interest	654		1,876		4,073
Expense reimbursement from Manager	4		–		3
Expense reimbursement from Distributor	1		3		15
Fund shares sold	238		4,954		2,304
Investment securities sold	105		34,366		2,636
Prepaid directors' expenses	1		–		–
Total Assets	687,880		2,932,011		4,772,817
Liabilities
Accrued management and investment advisory fees	–		2,034		1,243
Accrued administrative service fees	4		13		7
Accrued distribution fees	25		177		1,229
Accrued service fees	20		74		39
Accrued transfer agent fees	13		391		567
Accrued directors' expenses	–		2		2
Accrued professional fees	12		18		17
Accrued other expenses	17		154		231
Payables:
Fund shares redeemed	342		5,454		6,214
Investment securities purchased	655		13,605		4,070
Total Liabilities	1,088		21,922		13,619
Net Assets Applicable to Outstanding Shares	$686,792		$2,910,089		$4,759,198
Net Assets Consist of:
Capital shares and additional paid-in-capital	$635,121		$2,265,020		$4,005,307
Accumulated undistributed (overdistributed) net investment income (loss)	7,581		–		1,595
Accumulated undistributed (overdistributed) net realized gain (loss)	1,988		65,219		22,162
Net unrealized appreciation (depreciation) of investments	42,102		579,850		730,134
Total Net Assets	$686,792		$2,910,089		$4,759,198
Capital Stock (par value: $.01 per share):
Shares authorized	750,000		950,000		1,925,000
Net Asset Value Per Share:
Class A: Net Assets	$21,260		$370,306		$2,047,943
Shares Issued and Outstanding	1,730		16,238		135,915
Net Asset Value per share	$12.29		$22.80		$15.07
Maximum Offering Price	$12.77		$24.13		$15.95
Class C: Net Assets	N/A		$52,388		$747,750
Shares Issued and Outstanding			2,337		50,299
Net Asset Value per share			$22.42	(a)	$14.87	(a)
Class J: Net Assets	$80,677		$190,646		$1,008,439
Shares Issued and Outstanding	6,638		8,590		68,975
Net Asset Value per share	$12.15	(a)	$22.19	(a)	$14.62	(a)
Class P: Net Assets	N/A		$126,695		$11,310
Shares Issued and Outstanding			5,557		762
Net Asset Value per share			$22.80		$14.85
Institutional: Net Assets	$491,823		$1,829,410		$763,306
Shares Issued and Outstanding	40,233		80,146		51,383
Net Asset Value per share	$12.22		$22.83		$14.86
R-1: Net Assets	$4,187		$8,724		$2,795
Shares Issued and Outstanding	344		387		189
Net Asset Value per share	$12.18		$22.53		$14.82
R-2: Net Assets	$6,161		$19,671		$4,805
Shares Issued and Outstanding	506		903		325
Net Asset Value per share	$12.18		$21.78		$14.78
R-3: Net Assets	$26,646		$64,094		$72,364
Shares Issued and Outstanding	2,204		2,876		4,889
Net Asset Value per share	$12.09		$22.28		$14.80
R-4: Net Assets	$15,566		$72,515		$31,676
Shares Issued and Outstanding	1,284		3,288		2,135
Net Asset Value per share	$12.12		$22.06		$14.84
R-5: Net Assets	$40,472		$175,640		$68,810
Shares Issued and Outstanding	3,318		7,947		4,637
Net Asset Value per share	$12.20		$22.10		$14.84

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES PRINCIPAL FUNDS, INC. October 31, 2016

	SAM Conservative		SAM Conservative		SAM Flexible
Amounts in thousands, except per share amounts	Balanced Portfolio		Growth Portfolio		Income Portfolio
Investment in securities--at cost	$612		$1,105		$878
Investment in affiliated Funds--at cost	$1,567,076		$2,472,205		$2,393,693
Assets
Investment in securities--at value	$612		$1,105		$878
Investment in affiliated Funds--at value	1,736,683		3,000,047		2,532,521
Receivables:
Dividends and interest	2,464		1,112		5,087
Expense reimbursement from Manager	42		2		–
Expense reimbursement from Distributor	8		8		16
Fund shares sold	547		1,261		8,236
Investment securities sold	639		86		–
Prepaid directors' expenses	–		1		–
Total Assets	1,740,995		3,003,622		2,546,738
Liabilities
Accrued management and investment advisory fees	451		786		654
Accrued administrative service fees	2		4		1
Accrued distribution fees	412		820		639
Accrued service fees	14		21		8
Accrued transfer agent fees	157		367		200
Accrued directors' expenses	1		–		2
Accrued professional fees	15		14		14
Accrued other expenses	77		165		100
Payables:
Dividends payable	–		–		4,717
Fund shares redeemed	1,408		1,618		1,933
Investment securities purchased	2,463		1,109		6,554
Total Liabilities	5,000		4,904		14,822
Net Assets Applicable to Outstanding Shares	$1,735,995		$2,998,718		$2,531,916
Net Assets Consist of:
Capital shares and additional paid-in-capital	$1,564,052		$2,440,559		$2,402,784
Accumulated undistributed (overdistributed) net investment income (loss)	1,812		3,807		470
Accumulated undistributed (overdistributed) net realized gain (loss)	524		26,510		(10,166)
Net unrealized appreciation (depreciation) of investments	169,607		527,842		138,828
Total Net Assets	$1,735,995		$2,998,718		$2,531,916
Capital Stock (par value: $.01 per share):
Shares authorized	1,725,000		1,925,000		1,900,000
Net Asset Value Per Share:
Class A: Net Assets	$512,080		$1,418,053		$917,507
Shares Issued and Outstanding	43,782		85,032		76,042
Net Asset Value per share	$11.70		$16.68		$12.07
Maximum Offering Price	$12.38		$17.65		$12.54
Class C: Net Assets	$264,058		$515,921		$368,051
Shares Issued and Outstanding	22,809		33,102		30,801
Net Asset Value per share	$11.58	(a)	$15.59	(a)	$11.95	(a)
Class J: Net Assets	$565,441		$490,030		$1,024,333
Shares Issued and Outstanding	48,931		30,299		85,578
Net Asset Value per share	$11.56	(a)	$16.17	(a)	$11.97	(a)
Class P: Net Assets	$8,386		$6,077		$11,865
Shares Issued and Outstanding	724		371		987
Net Asset Value per share	$11.59		$16.37		$12.02
Institutional: Net Assets	$318,123		$471,935		$174,007
Shares Issued and Outstanding	27,445		28,815		14,465
Net Asset Value per share	$11.59		$16.38		$12.03
R-1: Net Assets	$2,408		$2,542		$1,100
Shares Issued and Outstanding	208		158		92
Net Asset Value per share	$11.55		$16.09		$11.98
R-2: Net Assets	$1,194		$4,172		$717
Shares Issued and Outstanding	103		259		60
Net Asset Value per share	$11.63		$16.11		$12.01
R-3: Net Assets	$16,869		$27,286		$8,034
Shares Issued and Outstanding	1,458		1,693		669
Net Asset Value per share	$11.57		$16.12		$12.00
R-4: Net Assets	$15,336		$15,639		$6,091
Shares Issued and Outstanding	1,324		960		507
Net Asset Value per share	$11.58		$16.29		$12.01
R-5: Net Assets	$32,100		$47,063		$20,211
Shares Issued and Outstanding	2,771		2,892		1,683
Net Asset Value per share	$11.58		$16.27		$12.01

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES PRINCIPAL FUNDS, INC. October 31, 2016

	SAM Strategic		Short-Term
Amounts in thousands, except per share amounts	Growth Portfolio		Income Fund		SmallCap Fund
Investment in securities--at cost	$1,081		$3,115,330		$478,441
Investment in affiliated Funds--at cost	$1,507,360		$–		$ –
Assets
Investment in securities--at value	$1,081		$3,125,097		$555,634
Investment in affiliated Funds--at value	1,795,578		–		–
Cash	–		29		–
Receivables:
Dividends and interest	52		17,933		53
Expense reimbursement from Manager	1		–		6
Expense reimbursement from Distributor	4		2		3
Fund shares sold	438		7,043		259
Investment securities sold	794		63,210		1,747
Other assets	–		–		1
Total Assets	1,797,948		3,213,314		557,703
Liabilities
Accrued management and investment advisory fees	472		1,073		360
Accrued administrative service fees	3		2		4
Accrued distribution fees	501		139		100
Accrued service fees	12		9		13
Accrued transfer agent fees	281		156		162
Accrued directors' expenses	–		4		1
Accrued professional fees	14		28		17
Accrued other expenses	139		70		61
Payables:
Dividends payable	–		4,993		–
Fund shares redeemed	1,350		6,840		575
Investment securities purchased	50		97,058		2,008
Total Liabilities	2,822		110,372		3,301
Net Assets Applicable to Outstanding Shares	$1,795,126		$3,102,942		$554,402
Net Assets Consist of:
Capital shares and additional paid-in-capital	$1,482,298		$3,108,781		$462,985
Accumulated undistributed (overdistributed) net investment income (loss)	7,196		467		2,648
Accumulated undistributed (overdistributed) net realized gain (loss)	17,414		(16,073)		11,576
Net unrealized appreciation (depreciation) of investments	288,218		9,767		77,193
Total Net Assets	$1,795,126		$3,102,942		$554,402
Capital Stock (par value: $.01 per share):
Shares authorized	2,125,000		820,000		725,000
Net Asset Value Per Share:
Class A: Net Assets	$926,183		$340,470		$214,666
Shares Issued and Outstanding	50,776		27,845		10,722
Net Asset Value per share	$18.24		$12.23		$20.02
Maximum Offering Price	$19.30		$12.51		$21.19
Class C: Net Assets	$302,748		$86,734		$25,294
Shares Issued and Outstanding	18,091		7,089		1,375
Net Asset Value per share	$16.73	(a)	$12.24	(a)	$18.40	(a)
Class J: Net Assets	$265,807		$144,158		$182,800
Shares Issued and Outstanding	15,010		11,795		9,491
Net Asset Value per share	$17.71	(a)	$12.22	(a)	$19.26	(a)
Class P: Net Assets	$2,418		$134,616		$10,953
Shares Issued and Outstanding	135		11,013		516
Net Asset Value per share	$17.86		$12.22		$21.24
Institutional: Net Assets	$243,768		$2,346,871		$61,357
Shares Issued and Outstanding	13,622		192,044		2,879
Net Asset Value per share	$17.90		$12.22		$21.31
R-1: Net Assets	$2,133		$1,338		$2,535
Shares Issued and Outstanding	122		110		132
Net Asset Value per share	$17.55		$12.22		$19.20
R-2: Net Assets	$2,168		$2,358		$11,107
Shares Issued and Outstanding	123		193		572
Net Asset Value per share	$17.63		$12.22		$19.40
R-3: Net Assets	$17,423		$21,159		$12,944
Shares Issued and Outstanding	988		1,730		647
Net Asset Value per share	$17.63		$12.23		$20.01
R-4: Net Assets	$11,621		$13,199		$13,799
Shares Issued and Outstanding	654		1,079		666
Net Asset Value per share	$17.77		$12.23		$20.70
R-5: Net Assets	$20,857		$12,039		$18,947
Shares Issued and Outstanding	1,176		984		898
Net Asset Value per share	$17.74		$12.23		$21.10

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

	STATEMENTS OF ASSETS AND LIABILITIES PRINCIPAL FUNDS, INC. October 31, 2016

		SmallCap		SmallCap S&P 600		SmallCap
Amounts in thousands, except per share amounts		Growth Fund I		Index Fund		Value Fund II
Investment in securities--at cost		$1,250,914		$965,810		$1,116,239
Assets
Investment in securities--at value		$1,394,347		$1,120,017		$1,215,393
Cash		10,804		–		–
Deposits with counterparty		4,503		797		5,000
Receivables:
Dividends and interest		142		419		400
Expense reimbursement from Manager		101		–		33
Expense reimbursement from Distributor		1		2		–
Fund shares sold		263		928		584
Investment securities sold		9,674		–		3,479
Variation margin on financial derivative instruments		406		73		309
	Total Assets	1,420,241		1,122,236		1,225,198
Liabilities
Accrued management and investment advisory fees		1,334		145		1,037
Accrued administrative service fees		3		17		2
Accrued distribution fees		13		60		8
Accrued service fees		15		89		11
Accrued transfer agent fees		40		81		31
Accrued directors' expenses		1		1		–
Accrued professional fees		18		18		19
Accrued other expenses		40		38		42
Payables:
Fund shares redeemed		1,729		2,399		394
Investment securities purchased		7,142		584		4,533
	Total Liabilities	10,335		3,432		6,077
Net Assets Applicable to Outstanding Shares		$1,409,906		$1,118,804		$1,219,121
Net Assets Consist of:
Capital shares and additional paid-in-capital		$1,244,975		$898,563		$1,055,623
Accumulated undistributed (overdistributed) net investment income (loss)		(6,222)		8,398		3,538
Accumulated undistributed (overdistributed) net realized gain (loss)		31,187		57,958		63,749
Net unrealized appreciation (depreciation) of investments		139,966		153,885		96,211
	Total Net Assets	$1,409,906		$1,118,804		$1,219,121
Capital Stock (par value: $.01 per share):
Shares authorized		645,000		325,000		750,000
Net Asset Value Per Share:
Class A: Net Assets		N/A		N/A		$2,862
Shares Issued and Outstanding						242
Net Asset Value per share						$11.84
Maximum Offering Price						$12.53
Class J: Net Assets		$47,535		$149,939		$18,069
Shares Issued and Outstanding		5,536		6,704		1,549
Net Asset Value per share		$8.59	(a)	$22.37	(a)	$11.66	(a)
Class P: Net Assets		N/A		N/A		$333
Shares Issued and Outstanding						28
Net Asset Value per share						$11.78
Institutional: Net Assets		$1,292,151		$558,869		$1,144,250
Shares Issued and Outstanding		116,145		23,840		95,817
Net Asset Value per share		$11.13		$23.44		$11.94
R-1: Net Assets		$2,148		$12,570		$1,434
Shares Issued and Outstanding		228		545		130
Net Asset Value per share		$9.42		$23.06		$11.01
R-2: Net Assets		$4,491		$16,157		$3,735
Shares Issued and Outstanding		490		684		335
Net Asset Value per share		$9.17		$23.62		$11.15
R-3: Net Assets		$16,020		$119,969		$13,501
Shares Issued and Outstanding		1,660		5,043		1,173
Net Asset Value per share		$9.65		$23.79		$11.51
R-4: Net Assets		$12,216		$76,916		$7,570
Shares Issued and Outstanding		1,203		3,204		650
Net Asset Value per share		$10.15		$24.01		$11.65
R-5: Net Assets		$34,740		$184,384		$23,856
Shares Issued and Outstanding		3,294		7,641		2,027
Net Asset Value per share		$10.55		$24.13		$11.77
R-6: Net Assets		$605		N/A		$3,511
Shares Issued and Outstanding		54				294
Net Asset Value per share		$11.11				$11.93

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

	STATEMENT OF ASSETS AND LIABILITIES
	PRINCIPAL FUNDS, INC.
	October 31, 2016

		Tax-Exempt
Amounts in thousands, except per share amounts		Bond Fund
Investment in securities--at cost		$414,056
Assets
Investment in securities--at value		$431,109
Cash		12,377
Receivables:
Dividends and interest		6,201
Expense reimbursement from Manager		33
Fund shares sold		1,550
Investment securities sold		2,007
Other assets		9
	Total Assets	453,286
Liabilities
Accrued management and investment advisory fees		164
Accrued distribution fees		96
Accrued transfer agent fees		39
Accrued professional fees		26
Accrued other expenses		28
Payables:
Dividends payable		1,166
Fund shares redeemed		628
Interest expense and fees payable		54
Investment securities purchased		9,662
Floating rate notes issued		9,470
	Total Liabilities	21,333
Net Assets Applicable to Outstanding Shares		$431,953
Net Assets Consist of:
Capital shares and additional paid-in-capital		$430,393
Accumulated undistributed (overdistributed) net investment income (loss)		1,077
Accumulated undistributed (overdistributed) net realized gain (loss)		(16,570)
Net unrealized appreciation (depreciation) of investments		17,053
	Total Net Assets	$431,953
Capital Stock (par value: $.01 per share):
Shares authorized		600,000
Net Asset Value Per Share:
Class A: Net Assets		$326,545
Shares Issued and Outstanding		43,998
Net Asset Value per share		$7.42
Maximum Offering Price		$7.71
Class C: Net Assets		$31,846
Shares Issued and Outstanding		4,279
Net Asset Value per share		$7.44	(a)
Class P: Net Assets		$69,216
Shares Issued and Outstanding		9,333
Net Asset Value per share		$7.42
Institutional: Net Assets		$4,346
Shares Issued and Outstanding		585
Net Asset Value per share		$7.43

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2016

	California	Core Plus	Diversified
Amounts in thousands	Municipal Fund	Bond Fund	International Fund
Net Investment Income (Loss)
Income:
Dividends	$–	$1,065	$198,510
Withholding tax	–	(39)	(21,439)
Interest	14,259	126,178	434
Total Income	14,259	127,204	177,505
Expenses:
Management and investment advisory fees	1,562	20,355	56,939
Distribution fees - Class A	662	238	567
Distribution fees - Class C	325	84	140
Distribution fees - Class J	N/A	261	283
Distribution fees - R-1	N/A	21	16
Distribution fees - R-2	N/A	33	19
Distribution fees - R-3	N/A	72	79
Distribution fees - R-4	N/A	22	35
Administrative service fees - R-1	N/A	17	13
Administrative service fees - R-2	N/A	22	13
Administrative service fees - R-3	N/A	20	22
Administrative service fees - R-4	N/A	6	11
Administrative service fees - R-5	N/A	6	6
Registration fees - Class A	26	15	15
Registration fees - Class C	19	18	19
Registration fees - Class J	N/A	16	16
Registration fees - Class P	20	N/A	16
Registration fees - Institutional	18	28	119
Service fees - R-1	N/A	15	12
Service fees - R-2	N/A	27	16
Service fees - R-3	N/A	72	78
Service fees - R-4	N/A	55	87
Service fees - R-5	N/A	143	156
Shareholder reports - Class A	2	19	63
Shareholder reports - Class C	–	1	4
Shareholder reports - Class J	N/A	35	68
Shareholder reports - Class P	–	N/A	1
Shareholder reports - Institutional	–	9	21
Transfer agent fees - Class A	138	198	531
Transfer agent fees - Class C	26	22	40
Transfer agent fees - Class J	N/A	197	242
Transfer agent fees - Class P	30	N/A	5
Transfer agent fees - Institutional	1	98	203
Custodian fees	–	14	865
Directors' expenses	10	95	153
Interest expense and fees	157	–	–
Professional fees	27	51	203
Other expenses	8	17	49
Total Gross Expenses	3,031	22,302	61,125
Less: Reimbursement from Manager - Class A	–	106	–
Less: Reimbursement from Manager - Class C	–	22	30
Less: Reimbursement from Manager - Class P	23	N/A	14
Less: Reimbursement from Manager - Institutional	16	–	–
Less: Reimbursement from Distributor - Class J	N/A	49	55
Total Net Expenses	2,992	22,125	61,026
Net Investment Income (Loss)	11,267	105,079	116,479

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	468	(4,635)	(113,690)
Foreign currency transactions	–	(462)	(3,048)
Futures contracts	–	6,069	–
Litigation settlement	–	–	1,133
Swap agreements	–	(8,678)	–
Change in unrealized appreciation/depreciation of:
Investments (net of deferred foreign tax payable of $0, $0 and $1,521,
respectively)	1,388	94,125	33,735
Futures contracts	–	(695)	–
Swap agreements	–	(125)	–
Translation of assets and liabilities in foreign currencies	–	1,283	(57)
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	1,856	86,882	(81,927)
Net Increase (Decrease) in Net Assets Resulting from Operations	$13,123	$191,961	$34,552

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2016

		Finisterre
		Unconstrained
		Emerging Markets	Global Diversified
Amounts in thousands	Equity Income Fund	Bond Fund(a)	Income Fund
Net Investment Income (Loss)
Income:
Dividends	$165,075	$–	$103,652
Withholding tax	(1,839)	–	(5,418)
Interest	197	440	592,832
Total Income	163,433	440	691,066
Expenses:
Management and investment advisory fees	27,154	79	76,671
Distribution fees - Class A	2,253	–	5,230
Distribution fees - Class C	1,831	N/A	24,661
Distribution fees - R-1	8	N/A	N/A
Distribution fees - R-2	16	N/A	N/A
Distribution fees - R-3	154	N/A	N/A
Distribution fees - R-4	51	N/A	N/A
Administrative service fees - R-1	6	N/A	N/A
Administrative service fees - R-2	11	N/A	N/A
Administrative service fees - R-3	43	N/A	N/A
Administrative service fees - R-4	15	N/A	N/A
Administrative service fees - R-5	11	N/A	N/A
Registration fees - Class A	26	18	59
Registration fees - Class C	20	N/A	52
Registration fees - Class P	15	17	73
Registration fees - Institutional	36	18	101
Service fees - R-1	6	N/A	N/A
Service fees - R-2	13	N/A	N/A
Service fees - R-3	154	N/A	N/A
Service fees - R-4	129	N/A	N/A
Service fees - R-5	269	N/A	N/A
Shareholder reports - Class A	121	–	370
Shareholder reports - Class C	17	N/A	410
Shareholder reports - Class P	7	–	375
Shareholder reports - Institutional	5	–	221
Transfer agent fees - Class A	1,140	3	1,951
Transfer agent fees - Class C	211	N/A	2,504
Transfer agent fees - Class P	86	–	2,091
Transfer agent fees - Institutional	180	–	917
Custodian fees	70	9	400
Directors' expenses	117	–	235
Dividends and interest on securities sold short	–	–	10,599
Professional fees	30	29	198
Short sale fees	–	–	295
Other expenses	47	1	118
Total Gross Expenses	34,252	174	127,531
Less: Reimbursement from Manager - Class A	–	21	–
Less: Reimbursement from Manager - Class P	–	18	–
Less: Reimbursement from Manager - Institutional	–	49	–
Total Net Expenses	34,252	86	127,531
Net Investment Income (Loss)	129,181	354	563,535

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	105,416	238	(280,895)
Foreign currency transactions	(14)	44	16,574
Futures contracts	–	7	(52)
Options and swaptions	–	–	44,979
Litigation settlement	2	–	19
Short sales	–	–	(26,543)
Swap agreements	–	(34)	2,239
Change in unrealized appreciation/depreciation of:
Investments	68,387	13	303,576
Futures contracts	–	27	56
Options and swaptions	–	–	23,355
Swap agreements	–	20	1,709
Translation of assets and liabilities in foreign currencies	(1)	3	(1,353)
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	173,790	318	83,664
Net Increase (Decrease) in Net Assets Resulting from Operations	$302,971	$672	$647,199

(a)	Period from July 11, 2016, date operations commenced, through October 31, 2016.

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2016

	Global Real Estate	Government & High
Amounts in thousands	Securities Fund(a)	Quality Bond Fund	High Yield Fund
Net Investment Income (Loss)
Income:
Dividends	$83,418	$–	$69
Withholding tax	(4,051)	–	–
Interest	98	57,320	223,065
Total Income	79,465	57,320	223,134
Expenses:
Management and investment advisory fees	26,428	7,759	17,138
Distribution fees - Class A	414	770	2,235
Distribution fees - Class C	562	589	3,781
Distribution fees - Class J	N/A	230	N/A
Distribution fees - R-1	N/A	9	N/A
Distribution fees - R-2	N/A	34	N/A
Distribution fees - R-3	–	39	N/A
Distribution fees - R-4	–	12	N/A
Administrative service fees - R-1	N/A	7	N/A
Administrative service fees - R-2	N/A	23	N/A
Administrative service fees - R-3	–	11	N/A
Administrative service fees - R-4	–	4	N/A
Administrative service fees - R-5	–	2	N/A
Registration fees - Class A	30	31	46
Registration fees - Class C	18	23	28
Registration fees - Class J	N/A	26	N/A
Registration fees - Class P	39	19	19
Registration fees - Institutional	60	24	103
Registration fees - R-6	22	N/A	N/A
Service fees - R-1	N/A	7	N/A
Service fees - R-2	N/A	28	N/A
Service fees - R-3	–	39	N/A
Service fees - R-4	–	30	N/A
Service fees - R-5	–	59	N/A
Shareholder reports - Class A	39	40	84
Shareholder reports - Class C	12	6	36
Shareholder reports - Class J	N/A	40	N/A
Shareholder reports - Class P	34	1	49
Shareholder reports - Institutional	56	18	164
Transfer agent fees - Class A	260	404	1,073
Transfer agent fees - Class C	100	71	428
Transfer agent fees - Class J	N/A	188	N/A
Transfer agent fees - Class P	274	11	401
Transfer agent fees - Institutional	535	176	1,672
Custodian fees	152	7	12
Directors' expenses	67	35	74
Professional fees	117	32	45
Other expenses	26	14	40
Total Gross Expenses	29,245	10,818	27,428
Less: Reimbursement from Manager - Class C	–	27	–
Less: Reimbursement from Manager - Institutional	–	–	395
Less: Reimbursement from Manager - R-1	N/A	3	N/A
Less: Reimbursement from Manager - R-2	N/A	11	N/A
Less: Reimbursement from Manager - R-3	–	15	N/A
Less: Reimbursement from Manager - R-4	–	11	N/A
Less: Reimbursement from Manager - R-5	–	23	N/A
Less: Reimbursement from Manager - R-6	22	N/A	N/A
Less: Reimbursement from Distributor - Class A	–	308	–
Less: Reimbursement from Distributor - Class J	N/A	43	N/A
Total Net Expenses	29,223	10,377	27,033
Net Investment Income (Loss)	50,242	46,943	196,101

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	47,938	(2,924)	(111,602)
Foreign currency transactions	(1,002)	–	173
Litigation settlement	–	–	117
Swap agreements	–	–	(497)
Change in unrealized appreciation/depreciation of:
Investments	(99,167)	990	156,495
Swap agreements	–	–	(287)
Translation of assets and liabilities in foreign currencies	(90)	–	233
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	(52,321)	(1,934)	44,632
Net Increase (Decrease) in Net Assets Resulting from Operations	$(2,079)	$45,009	$240,733

(a) R-3, R-4 and R-5 shares commenced operations on March 1, 2016.

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2016

			Inflation
Amounts in thousands	High Yield Fund I	Income Fund	Protection Fund
Net Investment Income (Loss)
Income:
Dividends	$81	$2	$–
Interest	56,733	117,227	21,654
Total Income	56,814	117,229	21,654
Expenses:
Management and investment advisory fees	5,671	15,189	6,459
Distribution fees - Class A	11	659	33
Distribution fees - Class C	N/A	651	38
Distribution fees - Class J	N/A	157	13
Distribution fees - R-1	N/A	59	3
Distribution fees - R-2	N/A	9	2
Distribution fees - R-3	N/A	80	12
Distribution fees - R-4	N/A	25	2
Administrative service fees - R-1	N/A	47	2
Administrative service fees - R-2	N/A	6	1
Administrative service fees - R-3	N/A	22	4
Administrative service fees - R-4	N/A	8	1
Administrative service fees - R-5	N/A	5	–
Registration fees - Class A	22	29	15
Registration fees - Class C	N/A	23	17
Registration fees - Class J	N/A	18	17
Registration fees - Class P	N/A	17	N/A
Registration fees - Institutional	29	43	22
Registration fees - R-6	N/A	19	N/A
Service fees - R-1	N/A	42	2
Service fees - R-2	N/A	8	1
Service fees - R-3	N/A	80	13
Service fees - R-4	N/A	63	5
Service fees - R-5	N/A	120	11
Shareholder reports - Class A	2	35	2
Shareholder reports - Class C	N/A	10	1
Shareholder reports - Class J	N/A	17	2
Shareholder reports - Class P	N/A	1	N/A
Shareholder reports - Institutional	7	22	–
Transfer agent fees - Class A	1	317	20
Transfer agent fees - Class C	N/A	102	15
Transfer agent fees - Class J	N/A	115	24
Transfer agent fees - Class P	N/A	23	N/A
Transfer agent fees - Institutional	56	207	4
Custodian fees	32	5	33
Directors' expenses	22	72	39
Professional fees	40	36	33
Other expenses	10	24	15
Total Gross Expenses	5,903	18,365	6,861
Less: Reimbursement from Manager - Class A	19	–	1
Less: Reimbursement from Manager - Class C	N/A	–	24
Less: Reimbursement from Manager - R-6	N/A	16	N/A
Less: Reimbursement from Distributor - Class J	N/A	29	2
Total Net Expenses	5,884	18,320	6,834
Net Investment Income (Loss)	50,930	98,909	14,820

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	(35,774)	(19,217)	(14,992)
Foreign currency transactions	–	–	(4,165)
Futures contracts	–	–	(3,343)
Options and swaptions	–	–	10,655
Swap agreements	–	–	(6,903)
Change in unrealized appreciation/depreciation of:
Investments	53,607	87,917	84,791
Futures contracts	–	–	2,741
Options and swaptions	–	–	700
Swap agreements	–	–	3,008
Translation of assets and liabilities in foreign currencies	–	–	509
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	17,833	68,700	73,001
Net Increase (Decrease) in Net Assets Resulting from Operations	$68,763	$167,609	$87,821

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2016

	International
	Emerging		LargeCap
Amounts in thousands	Markets Fund	International Fund I	Growth Fund
Net Investment Income (Loss)
Income:
Dividends	$26,742	$8,869	$27,116
Withholding tax	(3,412)	(1,017)	–
Interest	33	20	147
Total Income	23,363	7,872	27,263
Expenses:
Management and investment advisory fees	12,360	3,492	15,566
Distribution fees - Class A	183	13	873
Distribution fees - Class C	88	N/A	174
Distribution fees - Class J	155	N/A	108
Distribution fees - R-1	9	11	17
Distribution fees - R-2	9	8	9
Distribution fees - R-3	25	13	43
Distribution fees - R-4	8	3	12
Administrative service fees - R-1	7	9	14
Administrative service fees - R-2	6	5	6
Administrative service fees - R-3	7	4	12
Administrative service fees - R-4	3	1	3
Administrative service fees - R-5	2	–	6
Registration fees - Class A	14	17	18
Registration fees - Class C	17	N/A	18
Registration fees - Class J	15	N/A	17
Registration fees - Class P	16	18	16
Registration fees - Institutional	26	20	16
Service fees - R-1	6	8	12
Service fees - R-2	8	6	8
Service fees - R-3	25	13	43
Service fees - R-4	20	9	29
Service fees - R-5	47	12	138
Shareholder reports - Class A	28	3	83
Shareholder reports - Class C	4	N/A	3
Shareholder reports - Class J	47	N/A	18
Shareholder reports - Class P	–	1	1
Shareholder reports - Institutional	25	7	2
Transfer agent fees - Class A	231	21	684
Transfer agent fees - Class C	40	N/A	38
Transfer agent fees - Class J	171	N/A	76
Transfer agent fees - Class P	2	22	8
Transfer agent fees - Institutional	138	92	344
Custodian fees	479	50	2
Directors' expenses	24	10	55
Professional fees	99	160	25
Other expenses	16	34	24
Total Gross Expenses	14,360	4,062	18,521
Less: Reimbursement from Manager - Class A	90	29	–
Less: Reimbursement from Manager - Class C	13	N/A	–
Less: Reimbursement from Manager - Class P	17	–	5
Less: Reimbursement from Manager - Institutional	–	16	–
Less: Reimbursement from Distributor - Class J	30	N/A	21
Total Net Expenses	14,210	4,017	18,495
Net Investment Income (Loss)	9,153	3,855	8,768

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions (net of foreign taxes of $1,112, $0 and $0, respectively)	(112,484)	(17,094)	296,482
Foreign currency transactions	(1,558)	(370)	–
Futures contracts	–	(753)	–
Litigation settlement	3,330	287	–
Change in unrealized appreciation/depreciation of:
Investments (net of deferred foreign tax payable of $631, $0 and $0, respectively) .	158,067	6,260	(418,694)
Futures contracts	–	(1,016)	–
Translation of assets and liabilities in foreign currencies	(129)	46	–
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	47,226	(12,640)	(122,212)
Net Increase (Decrease) in Net Assets Resulting from Operations	$56,379	$(8,785)	$(113,444)

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2016

	LargeCap	LargeCap	LargeCap S&P 500
Amounts in thousands	Growth Fund I	Growth Fund II	Index Fund
Net Investment Income (Loss)
Income:
Dividends	$53,265	$8,991	$106,650
Withholding tax	(88)	(8)	(4)
Interest	373	34	122
Total Income	53,550	9,017	106,768
Expenses:
Management and investment advisory fees	42,689	5,088	7,305
Distribution fees - Class A	52	N/A	407
Distribution fees - Class C	N/A	N/A	387
Distribution fees - Class J	197	55	861
Distribution fees - R-1	25	4	68
Distribution fees - R-2	45	5	95
Distribution fees - R-3	328	12	503
Distribution fees - R-4	83	2	200
Administrative service fees - R-1	20	3	54
Administrative service fees - R-2	30	3	63
Administrative service fees - R-3	92	3	141
Administrative service fees - R-4	25	1	60
Administrative service fees - R-5	28	–	40
Registration fees - Class A	16	N/A	27
Registration fees - Class C	N/A	N/A	21
Registration fees - Class J	21	15	25
Registration fees - Class P	14	N/A	N/A
Registration fees - Institutional	107	20	45
Registration fees - R-6	20	N/A	N/A
Service fees - R-1	18	2	48
Service fees - R-2	37	4	79
Service fees - R-3	328	12	504
Service fees - R-4	207	6	499
Service fees - R-5	719	14	988
Shareholder reports - Class A	4	N/A	57
Shareholder reports - Class C	N/A	N/A	6
Shareholder reports - Class J	25	11	98
Shareholder reports - Institutional	138	–	29
Transfer agent fees - Class A	45	N/A	403
Transfer agent fees - Class C	N/A	N/A	52
Transfer agent fees - Class J	142	50	431
Transfer agent fees - Class P	1	N/A	N/A
Transfer agent fees - Institutional	1,480	1	201
Custodian fees	32	17	9
Directors' expenses	155	16	106
Professional fees	35	21	28
Other expenses	68	8	86
Total Gross Expenses	47,226	5,373	13,926
Less: Reimbursement from Manager	1,132	252	–
Less: Reimbursement from Manager - Class C	N/A	N/A	23
Less: Reimbursement from Manager - Class P	14	N/A	N/A
Less: Reimbursement from Manager - R-6	19	N/A	N/A
Less: Reimbursement from Distributor - Class J	38	11	163
Total Net Expenses	46,023	5,110	13,740
Net Investment Income (Loss)	7,527	3,907	93,028

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	313,758	17,575	78,745
Foreign currency transactions	–	25	–
Futures contracts	20,755	1,990	9,599
Change in unrealized appreciation/depreciation of:
Investments	(302,655)	(21,155)	27,850
Futures contracts	(14,733)	(819)	(4,943)
Translation of assets and liabilities in foreign currencies	–	34	–
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	17,125	(2,350)	111,251
Net Increase (Decrease) in Net Assets Resulting from Operations	$24,652	$1,557	$204,279

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2016

	LargeCap	LargeCap
Amounts in thousands	Value Fund	Value Fund III	MidCap Fund
Net Investment Income (Loss)
Income:
Dividends	$58,948	$47,937	$131,043
Withholding tax	–	(197)	(2,785)
Interest	57	138	49
Total Income	59,005	47,878	128,307
Expenses:
Management and investment advisory fees	9,917	13,847	64,410
Distribution fees - Class A	473	N/A	4,773
Distribution fees - Class C	67	N/A	3,233
Distribution fees - Class J	109	115	441
Distribution fees - R-1	5	15	218
Distribution fees - R-2	6	10	88
Distribution fees - R-3	9	29	331
Distribution fees - R-4	2	6	146
Administrative service fees - R-1	4	12	174
Administrative service fees - R-2	4	6	58
Administrative service fees - R-3	3	8	93
Administrative service fees - R-4	1	2	44
Administrative service fees - R-5	–	1	31
Registration fees - Class A	14	N/A	43
Registration fees - Class C	18	N/A	22
Registration fees - Class J	15	13	17
Registration fees - Class P	13	N/A	153
Registration fees - Institutional	30	21	178
Service fees - R-1	4	11	156
Service fees - R-2	5	8	73
Service fees - R-3	9	28	331
Service fees - R-4	4	15	366
Service fees - R-5	11	19	765
Shareholder reports - Class A	42	N/A	252
Shareholder reports - Class C	2	N/A	29
Shareholder reports - Class J	21	22	54
Shareholder reports - Class P	–	N/A	350
Shareholder reports - Institutional	20	–	380
Transfer agent fees - Class A	321	N/A	2,557
Transfer agent fees - Class C	21	N/A	390
Transfer agent fees - Class J	75	85	158
Transfer agent fees - Class P	1	N/A	2,175
Transfer agent fees - Institutional	153	1	3,849
Custodian fees	3	6	8
Directors' expenses	54	43	237
Professional fees	24	22	41
Other expenses	17	12	148
Total Gross Expenses	11,477	14,357	86,772
Less: Reimbursement from Manager	–	214	–
Less: Reimbursement from Manager - Class C	22	N/A	–
Less: Reimbursement from Manager - Class P	14	N/A	–
Less: Reimbursement from Distributor - Class J	21	22	85
Total Net Expenses	11,420	14,121	86,687
Net Investment Income (Loss)	47,585	33,757	41,620

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	56,849	46,270	287,701
Investment transactions in affiliated securities	–	–	(723)
Futures contracts	–	9,128	–
Change in unrealized appreciation/depreciation of:
Investments	(132,928)	(25,312)	197,702
Investment in affiliated securities	–	–	(74,471)
Futures contracts	–	(5,319)	–
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	(76,079)	24,767	410,209
Net Increase (Decrease) in Net Assets Resulting from Operations	$(28,494)	$58,524	$451,829

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2016

	MidCap	MidCap	MidCap S&P 400
Amounts in thousands	Growth Fund	Growth Fund III	Index Fund
Net Investment Income (Loss)
Income:
Dividends	$1,536	$12,190	$20,483
Withholding tax	(2)	(10)	–
Interest	8	119	47
Securities lending - net	2	–	–
Total Income	1,544	12,299	20,530
Expenses:
Management and investment advisory fees	870	13,171	1,744
Distribution fees - Class J	93	55	160
Distribution fees - R-1	5	8	54
Distribution fees - R-2	12	10	49
Distribution fees - R-3	28	18	264
Distribution fees - R-4	6	7	108
Administrative service fees - R-1	4	7	43
Administrative service fees - R-2	7	6	33
Administrative service fees - R-3	8	5	74
Administrative service fees - R-4	2	2	32
Administrative service fees - R-5	2	1	19
Registration fees - Class J	18	15	18
Registration fees - Institutional	20	29	51
Service fees - R-1	4	6	39
Service fees - R-2	9	8	41
Service fees - R-3	28	18	264
Service fees - R-4	15	17	269
Service fees - R-5	43	22	477
Shareholder reports - Class J	14	10	21
Shareholder reports - Institutional	1	–	29
Transfer agent fees - Class J	87	48	157
Transfer agent fees - Institutional	33	1	191
Custodian fees	3	16	8
Directors' expenses	5	32	27
Professional fees	20	22	22
Other expenses	3	11	24
Total Gross Expenses	1,340	13,545	4,218
Less: Reimbursement from Manager	–	435	–
Less: Reimbursement from Manager - Institutional	23	–	–
Less: Reimbursement from Distributor - Class J	18	11	30
Total Net Expenses	1,299	13,099	4,188
Net Investment Income (Loss)	245	(800)	16,342

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	(7,645)	(937)	72,150
Futures contracts	–	5,698	1,003
Change in unrealized appreciation/depreciation of:
Investments	3,439	(16,498)	(25,001)
Futures contracts	–	(3,085)	(399)
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	(4,206)	(14,822)	47,753
Net Increase (Decrease) in Net Assets Resulting from Operations	$(3,961)	$(15,622)	$64,095

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2016

	MidCap	MidCap
Amounts in thousands	Value Fund I	Value Fund III	Money Market Fund
Net Investment Income (Loss)
Income:
Dividends	$32,807	$26,408	$–
Withholding tax	(37)	(45)	–
Interest	89	105	4,803
Total Income	32,859	26,468	4,803
Expenses:
Management and investment advisory fees	13,694	7,105	3,848
Distribution fees - Class A	N/A	35	–
Distribution fees - Class C	N/A	N/A	241
Distribution fees - Class J	111	163	436
Distribution fees - R-1	17	5	N/A
Distribution fees - R-2	19	6	N/A
Distribution fees - R-3	61	40	N/A
Distribution fees - R-4	22	19	N/A
Administrative service fees - R-1	13	4	N/A
Administrative service fees - R-2	13	4	N/A
Administrative service fees - R-3	17	11	N/A
Administrative service fees - R-4	7	6	N/A
Administrative service fees - R-5	6	3	N/A
Registration fees - Class A	N/A	15	96
Registration fees - Class C	N/A	N/A	25
Registration fees - Class J	15	15	35
Registration fees - Class P	N/A	15	N/A
Registration fees - Institutional	29	29	35
Registration fees - R-6	N/A	20	N/A
Service fees - R-1	12	3	N/A
Service fees - R-2	16	5	N/A
Service fees - R-3	61	41	N/A
Service fees - R-4	56	47	N/A
Service fees - R-5	142	69	N/A
Shareholder reports - Class A	N/A	4	52
Shareholder reports - Class C	N/A	N/A	2
Shareholder reports - Class J	27	28	95
Shareholder reports - Institutional	34	6	2
Transfer agent fees - Class A	N/A	39	484
Transfer agent fees - Class C	N/A	N/A	31
Transfer agent fees - Class J	83	100	365
Transfer agent fees - Institutional	215	157	6
Custodian fees	33	19	13
Directors' expenses	32	26	24
Professional fees	24	25	33
Other expenses	18	9	13
Total Gross Expenses	14,777	8,073	5,836
Less: Reimbursement from Manager	1,072	156	–
Less: Reimbursement from Manager - Class A	N/A	1	176
Less: Reimbursement from Manager - Class C	N/A	N/A	36
Less: Reimbursement from Manager - Class J	–	–	237
Less: Reimbursement from Manager - Class P	N/A	15	N/A
Less: Reimbursement from Manager - R-6	N/A	18	N/A
Less: Reimbursement from Distributor - Class C	N/A	N/A	241
Less: Reimbursement from Distributor - Class J	21	31	436
Total Net Expenses	13,684	7,852	4,710
Net Investment Income (Loss)	19,175	18,616	93

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	(7,045)	2,739	54
Futures contracts	8,819	6,005	–
Change in unrealized appreciation/depreciation of:
Investments	8,502	(15,945)	–
Futures contracts	(1,641)	(2,615)	–
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	8,635	(9,816)	54
Net Increase (Decrease) in Net Assets Resulting from Operations	$27,810	$8,800	$147

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2016

		Principal Capital	Principal LifeTime
Amounts in thousands	Overseas Fund	Appreciation Fund	2010 Fund
Net Investment Income (Loss)
Income:
Dividends from affiliated Funds	$–	$ –	$25,135
Dividends	95,635	49,544	–
Withholding tax	(8,972)	(16)	–
Interest	249	91	–
Total Income	86,912	49,619	25,135
Expenses:
Management and investment advisory fees	29,708	11,356	130
Distribution fees - Class A	N/A	2,254	89
Distribution fees - Class C	N/A	476	N/A
Distribution fees - Class J	N/A	N/A	407
Distribution fees - R-1	–	13	34
Distribution fees - R-2	–	11	31
Distribution fees - R-3	1	80	140
Distribution fees - R-4	–	22	33
Administrative service fees - R-1	–	10	27
Administrative service fees - R-2	–	7	21
Administrative service fees - R-3	–	22	39
Administrative service fees - R-4	–	7	10
Administrative service fees - R-5	–	5	8
Registration fees - Class A	N/A	34	17
Registration fees - Class C	N/A	20	N/A
Registration fees - Class J	N/A	N/A	20
Registration fees - Class P	N/A	16	N/A
Registration fees - Institutional	61	25	33
Service fees - R-1	–	9	24
Service fees - R-2	–	9	26
Service fees - R-3	1	80	140
Service fees - R-4	1	54	83
Service fees - R-5	1	128	204
Shareholder reports - Class A	N/A	150	4
Shareholder reports - Class C	N/A	9	N/A
Shareholder reports - Class J	N/A	N/A	18
Shareholder reports - Class P	N/A	3	N/A
Shareholder reports - Institutional	21	21	–
Transfer agent fees - Class A	N/A	1,012	47
Transfer agent fees - Class C	N/A	74	N/A
Transfer agent fees - Class J	N/A	N/A	105
Transfer agent fees - Class P	N/A	27	N/A
Transfer agent fees - Institutional	131	210	12
Custodian fees	373	3	–
Directors' expenses	62	58	31
Professional fees	256	23	142
Other expenses	18	25	17
Total Gross Expenses	30,634	16,253	1,892
Less: Reimbursement from Manager	838	–	–
Less: Reimbursement from Manager - Class A	N/A	–	28
Less: Reimbursement from Distributor - Class J	N/A	N/A	77
Total Net Expenses	29,796	16,253	1,787
Net Investment Income (Loss)	57,116	33,366	23,348

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	(58,940)	244,368	–
Investment transactions in affiliated Funds	–	–	14,105
Foreign currency transactions	(1,366)	–	–
Futures contracts	7,342	–	–
Capital gain distribution received from affiliated Funds	–	–	17,671
Litigation settlement	380	–	–
Change in unrealized appreciation/depreciation of:
Investments	(91,115)	(225,461)	–
Investments in affiliated Funds	–	–	(18,106)
Futures contracts	(4,908)	–	–
Translation of assets and liabilities in foreign currencies	260	–	–
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	(148,347)	18,907	13,670
Net Increase (Decrease) in Net Assets Resulting from Operations	$(91,231)	$52,273	$37,018

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2016

	Principal LifeTime	Principal LifeTime	Principal LifeTime
Amounts in thousands	2015 Fund	2020 Fund	2025 Fund
Net Investment Income (Loss)
Income:
Dividends from affiliated Funds	$14,971	$110,723	$27,465
Total Income	14,971	110,723	27,465
Expenses:
Management and investment advisory fees	79	591	150
Distribution fees - Class A	N/A	300	N/A
Distribution fees - Class J	N/A	1,478	N/A
Distribution fees - R-1	31	149	53
Distribution fees - R-2	30	159	57
Distribution fees - R-3	199	637	429
Distribution fees - R-4	49	182	86
Administrative service fees - R-1	25	119	43
Administrative service fees - R-2	20	106	38
Administrative service fees - R-3	56	178	120
Administrative service fees - R-4	14	55	26
Administrative service fees - R-5	7	40	13
Registration fees - Class A	N/A	18	N/A
Registration fees - Class J	N/A	39	N/A
Registration fees - Institutional	25	90	53
Service fees - R-1	23	106	38
Service fees - R-2	25	133	47
Service fees - R-3	199	637	430
Service fees - R-4	121	456	214
Service fees - R-5	171	1,001	329
Shareholder reports - Class A	N/A	15	N/A
Shareholder reports - Class J	N/A	62	N/A
Shareholder reports - Institutional	2	2	3
Transfer agent fees - Class A	N/A	152	N/A
Transfer agent fees - Class J	N/A	358	N/A
Transfer agent fees - Institutional	10	71	29
Directors' expenses	19	137	35
Professional fees	17	151	18
Other expenses	9	69	17
Total Gross Expenses	1,131	7,491	2,228
Less: Reimbursement from Manager - Class A	N/A	37	N/A
Less: Reimbursement from Distributor - Class J	N/A	280	N/A
Total Net Expenses	1,131	7,174	2,228
Net Investment Income (Loss)	13,840	103,549	25,237

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions in affiliated Funds	3,956	14,628	(1,088)
Capital gain distribution received from affiliated Funds	11,772	110,037	31,122
Change in unrealized appreciation/depreciation of:
Investments in affiliated Funds	(8,305)	(75,924)	(14,511)
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	7,423	48,741	15,523
Net Increase (Decrease) in Net Assets Resulting from Operations	$21,263	$152,290	$40,760

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2016

	Principal LifeTime	Principal LifeTime	Principal LifeTime
Amounts in thousands	2030 Fund	2035 Fund	2040 Fund
Net Investment Income (Loss)
Income:
Dividends from affiliated Funds	$110,977	$18,521	$66,432
Total Income	110,977	18,521	66,432
Expenses:
Management and investment advisory fees	635	115	418
Distribution fees - Class A	295	N/A	208
Distribution fees - Class J	1,731	N/A	1,009
Distribution fees - R-1	128	44	91
Distribution fees - R-2	158	42	103
Distribution fees - R-3	593	280	376
Distribution fees - R-4	189	67	128
Administrative service fees - R-1	102	35	73
Administrative service fees - R-2	105	28	69
Administrative service fees - R-3	166	79	105
Administrative service fees - R-4	57	20	38
Administrative service fees - R-5	39	10	27
Registration fees - Class A	18	N/A	18
Registration fees - Class J	38	N/A	30
Registration fees - Institutional	97	43	81
Service fees - R-1	91	31	65
Service fees - R-2	132	35	86
Service fees - R-3	593	280	376
Service fees - R-4	472	168	319
Service fees - R-5	978	254	684
Shareholder reports - Class A	21	N/A	20
Shareholder reports - Class J	92	N/A	70
Shareholder reports - Institutional	3	4	4
Transfer agent fees - Class A	175	N/A	145
Transfer agent fees - Class J	554	N/A	457
Transfer agent fees - Institutional	71	28	54
Directors' expenses	147	27	97
Professional fees	152	18	148
Other expenses	74	13	50
Total Gross Expenses	7,906	1,621	5,349
Less: Reimbursement from Manager - Class A	68	N/A	81
Less: Reimbursement from Distributor - Class J	327	N/A	191
Total Net Expenses	7,511	1,621	5,077
Net Investment Income (Loss)	103,466	16,900	61,355

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions in affiliated Funds	4,663	(1,155)	9,565
Capital gain distribution received from affiliated Funds	162,033	39,383	150,905
Change in unrealized appreciation/depreciation of:
Investments in affiliated Funds	(145,063)	(38,901)	(178,217)
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	21,633	(673)	(17,747)
Net Increase (Decrease) in Net Assets Resulting from Operations	$125,099	$16,227	$43,608

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2016

	Principal LifeTime	Principal LifeTime	Principal LifeTime
Amounts in thousands	2045 Fund	2050 Fund	2055 Fund
Net Investment Income (Loss)
Income:
Dividends from affiliated Funds	$11,350	$33,567	$3,424
Total Income	11,350	33,567	3,424
Expenses:
Management and investment advisory fees	72	217	22
Distribution fees - Class A	N/A	160	N/A
Distribution fees - Class J	N/A	309	N/A
Distribution fees - R-1	25	58	9
Distribution fees - R-2	33	64	8
Distribution fees - R-3	168	188	46
Distribution fees - R-4	38	64	14
Administrative service fees - R-1	20	46	7
Administrative service fees - R-2	22	42	5
Administrative service fees - R-3	47	53	13
Administrative service fees - R-4	11	19	4
Administrative service fees - R-5	8	16	2
Registration fees - Class A	N/A	18	N/A
Registration fees - Class J	N/A	24	N/A
Registration fees - Institutional	39	68	27
Service fees - R-1	17	41	6
Service fees - R-2	27	53	6
Service fees - R-3	168	188	46
Service fees - R-4	96	160	35
Service fees - R-5	203	404	58
Shareholder reports - Class A	N/A	19	N/A
Shareholder reports - Class J	N/A	34	N/A
Shareholder reports - Institutional	5	5	5
Transfer agent fees - Class A	N/A	142	N/A
Transfer agent fees - Class J	N/A	316	N/A
Transfer agent fees - Institutional	23	34	6
Directors' expenses	18	54	7
Professional fees	17	144	16
Other expenses	9	27	3
Total Gross Expenses	1,066	2,967	345
Less: Reimbursement from Manager - Class A	N/A	103	N/A
Less: Reimbursement from Distributor - Class J	N/A	58	N/A
Total Net Expenses	1,066	2,806	345
Net Investment Income (Loss)	10,284	30,761	3,079

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions in affiliated Funds	49	1,785	(341)
Capital gain distribution received from affiliated Funds	27,561	85,807	8,781
Change in unrealized appreciation/depreciation of:
Investments in affiliated Funds	(28,543)	(97,582)	(7,649)
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	(933)	(9,990)	791
Net Increase (Decrease) in Net Assets Resulting from Operations	$9,351	$20,771	$3,870

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2016

	Principal LifeTime	Principal LifeTime	Principal LifeTime
Amounts in thousands	2060 Fund	Hybrid 2015 Fund	Hybrid 2020 Fund
Net Investment Income (Loss)
Income:
Dividends from affiliated Funds	$1,704	$161	$503
Total Income	1,704	161	503
Expenses:
Management and investment advisory fees	11	–	1
Distribution fees - Class J	8	N/A	N/A
Distribution fees - R-1	3	N/A	N/A
Distribution fees - R-2	2	N/A	N/A
Distribution fees - R-3	11	N/A	N/A
Distribution fees - R-4	3	N/A	N/A
Administrative service fees - R-1	2	N/A	N/A
Administrative service fees - R-2	2	N/A	N/A
Administrative service fees - R-3	3	N/A	N/A
Administrative service fees - R-4	1	N/A	N/A
Administrative service fees - R-5	1	N/A	N/A
Registration fees - Class J	14	N/A	N/A
Registration fees - Institutional	26	20	28
Registration fees - R-6	N/A	17	17
Service fees - R-1	2	N/A	N/A
Service fees - R-2	2	N/A	N/A
Service fees - R-3	11	N/A	N/A
Service fees - R-4	9	N/A	N/A
Service fees - R-5	18	N/A	N/A
Shareholder reports - Class J	2	N/A	N/A
Shareholder reports - Institutional	1	–	–
Transfer agent fees - Class J	35	N/A	N/A
Transfer agent fees - Institutional	1	–	1
Directors' expenses	5	2	3
Professional fees	16	15	15
Other expenses	2	1	1
Total Gross Expenses	191	55	66
Less: Reimbursement from Manager - Class J	41	N/A	N/A
Less: Reimbursement from Manager - Institutional	–	33	31
Less: Reimbursement from Manager - R-6	N/A	18	18
Less: Reimbursement from Distributor - Class J	1	N/A	N/A
Total Net Expenses	149	4	17
Net Investment Income (Loss)	1,555	157	486

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions in affiliated Funds	(299)	(9)	(36)
Capital gain distribution received from affiliated Funds	4,233	53	205
Change in unrealized appreciation/depreciation of:
Investments in affiliated Funds	(3,483)	165	490
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	451	209	659
Net Increase (Decrease) in Net Assets Resulting from Operations	$2,006	$366	$1,145

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2016

	Principal LifeTime	Principal LifeTime	Principal LifeTime
Amounts in thousands	Hybrid 2025 Fund	Hybrid 2030 Fund	Hybrid 2035 Fund
Net Investment Income (Loss)
Income:
Dividends from affiliated Funds	$69	$479	$62
Total Income	69	479	62
Expenses:
Management and investment advisory fees	–	1	–
Registration fees - Institutional	18	30	18
Registration fees - R-6	17	17	17
Transfer agent fees - Institutional	1	–	–
Directors' expenses	2	3	2
Professional fees	15	15	15
Other expenses	1	1	1
Total Gross Expenses	54	67	53
Less: Reimbursement from Manager - Institutional	33	32	33
Less: Reimbursement from Manager - R-6	18	18	18
Total Net Expenses	3	17	2
Net Investment Income (Loss)	66	462	60

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions in affiliated Funds	1	(60)	1
Capital gain distribution received from affiliated Funds	29	270	39
Change in unrealized appreciation/depreciation of:
Investments in affiliated Funds	155	295	81
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	185	505	121
Net Increase (Decrease) in Net Assets Resulting from Operations	$251	$967	$181

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2016

	Principal LifeTime	Principal LifeTime	Principal LifeTime
Amounts in thousands	Hybrid 2040 Fund	Hybrid 2045 Fund	Hybrid 2050 Fund
Net Investment Income (Loss)
Income:
Dividends from affiliated Funds	$241	$39	$135
Total Income	241	39	135
Expenses:
Registration fees - Institutional	24	18	21
Registration fees - R-6	17	17	17
Directors' expenses	2	2	2
Professional fees	15	15	15
Other expenses	1	1	1
Total Gross Expenses	59	53	56
Less: Reimbursement from Manager - Institutional	33	34	34
Less: Reimbursement from Manager - R-6	18	18	18
Total Net Expenses	8	1	4
Net Investment Income (Loss)	233	38	131

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions in affiliated Funds	(19)	(1)	(11)
Capital gain distribution received from affiliated Funds	170	26	103
Change in unrealized appreciation/depreciation of:
Investments in affiliated Funds	89	–	64
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	240	25	156
Net Increase (Decrease) in Net Assets Resulting from Operations	$473	$63	$287

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2016

Amounts in thousands except Principal LifeTime Hybrid 2055 Fund and Principal	Principal LifeTime	Principal LifeTime	Principal LifeTime
LifeTime Hybrid 2060 Fund	Hybrid 2055 Fund	Hybrid 2060 Fund	Hybrid Income Fund
Net Investment Income (Loss)
Income:
Dividends from affiliated Funds	$7,680	$2,837	$72
Total Income	7,680	2,837	72
Expenses:
Management and investment advisory fees	14	5	–
Registration fees - Institutional	17,537	16,698	18
Registration fees - R-6	17,252	17,252	17
Shareholder reports - Institutional	32	32	–
Transfer agent fees - Institutional	201	195	–
Directors' expenses	2,203	2,195	2
Professional fees	15,184	15,184	15
Other expenses	1,214	1,211	1
Total Gross Expenses	53,637	52,772	53
Less: Reimbursement from Manager - Institutional	35,054	34,039	34
Less: Reimbursement from Manager - R-6	18,131	18,576	18
Total Net Expenses	452	157	1
Net Investment Income (Loss)	7,228	2,680	71

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions in affiliated Funds	(181)	12	(5)
Capital gain distribution received from affiliated Funds	5,409	2,051	10
Change in unrealized appreciation/depreciation of:
Investments in affiliated Funds	6,468	12,125	37
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	11,696	14,188	42
Net Increase (Decrease) in Net Assets Resulting from Operations	$18,924	$16,868	$113

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2016

	Principal LifeTime
	Strategic	Real Estate	SAM
Amounts in thousands	Income Fund	Securities Fund	Balanced Portfolio
Net Investment Income (Loss)
Income:
Dividends from affiliated Funds	$14,353	$–	$102,492
Dividends	–	62,626	5
Interest	–	158	–
Total Income	14,353	62,784	102,497
Expenses:
Management and investment advisory fees	69	21,940	14,576
Distribution fees - Class A	68	839	5,168
Distribution fees - Class C	N/A	479	7,510
Distribution fees - Class J	134	313	1,641
Distribution fees - R-1	17	27	12
Distribution fees - R-2	20	58	15
Distribution fees - R-3	67	168	169
Distribution fees - R-4	15	80	36
Administrative service fees - R-1	14	22	10
Administrative service fees - R-2	13	39	10
Administrative service fees - R-3	19	47	47
Administrative service fees - R-4	4	24	11
Administrative service fees - R-5	4	16	7
Registration fees - Class A	17	30	49
Registration fees - Class C	N/A	23	32
Registration fees - Class J	18	18	52
Registration fees - Class P	N/A	29	18
Registration fees - Institutional	40	111	28
Service fees - R-1	12	19	9
Service fees - R-2	17	48	13
Service fees - R-3	67	168	169
Service fees - R-4	37	201	88
Service fees - R-5	103	417	176
Shareholder reports - Class A	2	52	252
Shareholder reports - Class C	N/A	9	91
Shareholder reports - Class J	8	53	66
Shareholder reports - Class P	N/A	18	–
Shareholder reports - Institutional	1	92	–
Transfer agent fees - Class A	46	515	1,701
Transfer agent fees - Class C	N/A	86	581
Transfer agent fees - Class J	49	259	445
Transfer agent fees - Class P	N/A	92	3
Transfer agent fees - Institutional	8	763	4
Custodian fees	–	2	–
Directors' expenses	18	61	103
Professional fees	141	23	25
Other expenses	10	29	56
Total Gross Expenses	1,038	27,170	33,173
Less: Reimbursement from Manager - Class A	36	–	–
Less: Reimbursement from Manager - Class P	N/A	–	9
Less: Reimbursement from Distributor - Class J	25	58	310
Total Net Expenses	977	27,112	32,854
Net Investment Income (Loss)	13,376	35,672	69,643

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	–	94,268	–
Investment transactions in affiliated Funds	866	–	(18,821)
Capital gain distribution received from affiliated Funds	4,607	–	110,428
Change in unrealized appreciation/depreciation of:
Investments	–	(15,113)	–
Investments in affiliated Funds	5,328	–	(33,252)
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	10,801	79,155	58,355
Net Increase (Decrease) in Net Assets Resulting from Operations	$24,177	$114,827	$127,998

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2016

	SAM Conservative	SAM Conservative	SAM Flexible
Amounts in thousands	Balanced Portfolio	Growth Portfolio	Income Portfolio
Net Investment Income (Loss)
Income:
Dividends from affiliated Funds	$45,191	$50,298	$77,128
Dividends	3	3	3
Total Income	45,194	50,301	77,131
Expenses:
Management and investment advisory fees	5,207	9,337	7,160
Distribution fees - Class A	1,282	3,602	2,155
Distribution fees - Class C	2,620	5,266	3,501
Distribution fees - Class J	900	811	1,500
Distribution fees - R-1	9	10	3
Distribution fees - R-2	4	14	2
Distribution fees - R-3	41	68	21
Distribution fees - R-4	17	18	7
Administrative service fees - R-1	7	8	2
Administrative service fees - R-2	3	10	2
Administrative service fees - R-3	11	19	6
Administrative service fees - R-4	5	5	2
Administrative service fees - R-5	3	5	2
Registration fees - Class A	42	40	64
Registration fees - Class C	26	28	35
Registration fees - Class J	39	36	81
Registration fees - Class P	23	14	15
Registration fees - Institutional	25	21	18
Service fees - R-1	6	7	2
Service fees - R-2	4	12	2
Service fees - R-3	41	68	22
Service fees - R-4	42	44	18
Service fees - R-5	76	115	46
Shareholder reports - Class A	54	187	69
Shareholder reports - Class C	27	67	36
Shareholder reports - Class J	28	33	35
Transfer agent fees - Class A	395	1,210	520
Transfer agent fees - Class C	200	460	257
Transfer agent fees - Class J	241	253	455
Transfer agent fees - Class P	1	2	4
Transfer agent fees - Institutional	2	2	3
Directors' expenses	38	66	52
Professional fees	18	20	19
Other expenses	21	38	28
Total Gross Expenses	11,458	21,896	16,144
Less: Reimbursement from Manager - Class A	139	–	–
Less: Reimbursement from Manager - Class C	75	–	–
Less: Reimbursement from Manager - Class P	18	15	3
Less: Reimbursement from Distributor - Class J	170	154	277
Total Net Expenses	11,056	21,727	15,864
Net Investment Income (Loss)	34,138	28,574	61,267

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions in affiliated Funds	(11,646)	(21,855)	(11,999)
Capital gain distribution received from affiliated Funds	27,041	98,336	17,460
Change in unrealized appreciation/depreciation of:
Investments in affiliated Funds	5,028	(48,392)	27,616
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	20,423	28,089	33,077
Net Increase (Decrease) in Net Assets Resulting from Operations	$54,561	$56,663	$94,344

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2016

	SAM Strategic	Short-Term
Amounts in thousands	Growth Portfolio	Income Fund	SmallCap Fund
Net Investment Income (Loss)
Income:
Dividends from affiliated Funds	$32,745	$–	$–
Dividends	7	–	10,049
Withholding tax	–	–	(1)
Interest	–	67,888	31
Total Income	32,752	67,888	10,079
Expenses:
Management and investment advisory fees	5,627	12,038	4,234
Distribution fees - Class A	2,367	477	544
Distribution fees - Class C	3,119	852	260
Distribution fees - Class J	445	224	311
Distribution fees - R-1	10	4	9
Distribution fees - R-2	8	7	22
Distribution fees - R-3	42	31	32
Distribution fees - R-4	13	13	12
Administrative service fees - R-1	8	3	7
Administrative service fees - R-2	5	5	15
Administrative service fees - R-3	12	9	9
Administrative service fees - R-4	4	4	4
Administrative service fees - R-5	2	1	2
Registration fees - Class A	38	42	24
Registration fees - Class C	24	22	20
Registration fees - Class J	27	25	17
Registration fees - Class P	14	31	16
Registration fees - Institutional	22	36	16
Service fees - R-1	7	3	7
Service fees - R-2	7	6	18
Service fees - R-3	42	31	32
Service fees - R-4	32	32	31
Service fees - R-5	54	28	46
Shareholder reports - Class A	156	28	55
Shareholder reports - Class C	50	9	6
Shareholder reports - Class J	24	24	54
Shareholder reports - Class P	–	5	1
Shareholder reports - Institutional	–	26	5
Transfer agent fees - Class A	982	332	437
Transfer agent fees - Class C	318	102	60
Transfer agent fees - Class J	168	157	171
Transfer agent fees - Class P	1	67	9
Transfer agent fees - Institutional	2	328	30
Custodian fees	–	8	2
Directors' expenses	41	66	15
Professional fees	18	34	21
Other expenses	24	25	8
Total Gross Expenses	13,713	15,135	6,562
Less: Reimbursement from Manager - Class C	–	–	3
Less: Reimbursement from Manager - Class P	13	–	12
Less: Reimbursement from Manager - Institutional	–	–	18
Less: Reimbursement from Manager - R-4	–	1	–
Less: Reimbursement from Distributor - Class J	85	41	60
Total Net Expenses	13,615	15,093	6,469
Net Investment Income (Loss)	19,137	52,795	3,610

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	–	4,016	18,603
Investment transactions in affiliated Funds	(10,350)	–	–
Futures contracts	–	–	(16)
Capital gain distribution received from affiliated Funds	66,123	–	–
Change in unrealized appreciation/depreciation of:
Investments	–	11,973	(19,345)
Investments in affiliated Funds	(58,963)	–	–
Futures contracts	–	–	(13)
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	(3,190)	15,989	(771)
Net Increase (Decrease) in Net Assets Resulting from Operations	$15,947	$68,784	$2,839

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2016

	SmallCap	SmallCap S&P 600	SmallCap
Amounts in thousands	Growth Fund I	Index Fund	Value Fund II
Net Investment Income (Loss)
Income:
Dividends	$8,399	$15,856	$19,782
Withholding tax	(14)	(2)	(4)
Interest	134	53	147
Securities lending - net	814	187	–
Total Income	9,333	16,094	19,925
Expenses:
Management and investment advisory fees	15,996	1,673	12,336
Distribution fees - Class A	N/A	N/A	6
Distribution fees - Class J	81	233	30
Distribution fees - R-1	9	42	6
Distribution fees - R-2	15	47	11
Distribution fees - R-3	44	301	32
Distribution fees - R-4	13	78	9
Administrative service fees - R-1	7	34	5
Administrative service fees - R-2	10	31	7
Administrative service fees - R-3	12	84	9
Administrative service fees - R-4	4	23	3
Administrative service fees - R-5	3	18	2
Registration fees - Class A	N/A	N/A	15
Registration fees - Class J	13	19	14
Registration fees - Class P	N/A	N/A	14
Registration fees - Institutional	19	39	24
Registration fees - R-6	20	N/A	20
Service fees - R-1	6	30	4
Service fees - R-2	13	39	9
Service fees - R-3	44	300	32
Service fees - R-4	32	196	23
Service fees - R-5	87	444	55
Shareholder reports - Class A	N/A	N/A	1
Shareholder reports - Class J	15	38	6
Shareholder reports - Institutional	17	29	16
Transfer agent fees - Class A	N/A	N/A	15
Transfer agent fees - Class J	67	190	34
Transfer agent fees - Class P	N/A	N/A	5
Transfer agent fees - Institutional	126	205	151
Custodian fees	48	13	63
Directors' expenses	35	26	29
Professional fees	18	22	25
Other expenses	16	23	13
Total Gross Expenses	16,770	4,177	13,024
Less: Reimbursement from Manager	1,066	–	301
Less: Reimbursement from Manager - Class A	N/A	N/A	26
Less: Reimbursement from Manager - Class P	N/A	N/A	15
Less: Reimbursement from Manager - Institutional	115	–	–
Less: Reimbursement from Manager - R-2	1	–	–
Less: Reimbursement from Manager - R-3	3	–	–
Less: Reimbursement from Manager - R-4	2	–	–
Less: Reimbursement from Manager - R-5	6	–	–
Less: Reimbursement from Manager - R-6	20	N/A	20
Less: Reimbursement from Distributor - Class J	16	44	6
Total Net Expenses	15,541	4,133	12,656
Net Investment Income (Loss)	(6,208)	11,961	7,269

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	40,978	79,846	69,021
Futures contracts	9,153	3,476	12,076
Change in unrealized appreciation/depreciation of:
Investments	(27,907)	(28,477)	(25,441)
Futures contracts	(4,371)	(520)	(4,284)
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	17,853	54,325	51,372
Net Increase (Decrease) in Net Assets Resulting from Operations	$11,645	$66,286	$58,641

See accompanying notes.

STATEMENT OF OPERATIONS
PRINCIPAL FUNDS,INC.
Year Ended October 31, 2016

Tax-Exempt
Amounts in thousands	Bond Fund
Net Investment Income (Loss)
Income:
Interest	$15,386
Total Income	15,386
Expenses:
Management and investment advisory fees	1,547
Distribution fees - Class A	689
Distribution fees - Class C	244
Registration fees - Class A	55
Registration fees - Class C	20
Registration fees - Class P	63
Registration fees - Institutional	19
Shareholder reports - Class A	6
Shareholder reports - Class C	1
Shareholder reports - Class P	1
Transfer agent fees - Class A	136
Transfer agent fees - Class C	28
Transfer agent fees - Class P	32
Transfer agent fees - Institutional	1
Custodian fees	1
Directors' expenses	10
Interest expense and fees	87
Professional fees	30
Other expenses	7
Total Gross Expenses	2,977
Less: Reimbursement from Manager - Class C	16
Less: Reimbursement from Manager - Class P	69
Less: Reimbursement from Manager - Institutional	17
Total Net Expenses	2,875
Net Investment Income (Loss)	12,511

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	1,466
Change in unrealized appreciation/depreciation of:
Investments	(1,346)
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	120
Net Increase (Decrease) in Net Assets Resulting from Operations	$12,631

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands										California Municipal Fund
										Year Ended	Year Ended
										October 31, 2016	October 31, 2015
Operations
Net investment income (loss)										$11,267	$8,590
Net realized gain (loss) on investments, foreign currency transactions, futures,
ptions and swaptions, short sales, and swap agreements										468	123
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies										1,388	(856)
			Net Increase (Decrease) in Net Assets Resulting from Operations							13,123	7,857

Dividends and Distributions to Shareholders
From net investment income										(10,487)	(8,905)
									Total Dividends and Distributions	(10,487)	(8,905)

Capital Share Transactions
Net increase (decrease) in capital share transactions										235,377	(2,082)
							Total Increase (Decrease) in Net Assets			238,013	(3,130)

Net Assets
Beginning of period										224,437	227,567
End of period (including undistributed net investment income as set forth below)										$462,450	$224,437
Undistributed (overdistributed) net investment income (loss)										$1,078	$406

	Class A		Class B(a)		Class C		Class P	Institutional
Capital Share Transactions:
Year Ended October 31, 2016
Dollars:
Sold	$190,943		N/A		$37,608		$76,497		$6,092
Reinvested	7,428		N/A		601		869		78
Redeemed	(68,144)		N/A		(5,820)		(10,298)		(477)
Net Increase (Decrease)	$130,227		N/A		$32,389		$67,068		$5,693
Shares:
Sold	17,722		N/A		3,487		7,147		563
Reinvested	692		N/A		56		81		7
Redeemed	(6,355)		N/A		(540)		(958)		(44)
Net Increase (Decrease)	12,059		N/A		3,003		6,270		526
Year Ended October 31, 2015(b),(c)
Dollars:
Sold	$52,002		$–		$7,057		$6,986		$140
Reinvested	7,479		2		376		22		1
Redeemed	(72,544)		(392)		(2,909)		(302)		–
Net Increase (Decrease)	$(13,063	) $	(390	) $	4,524		$6,706		$141
Shares:
Sold	4,945		–		670		669		14
Reinvested	712		–		36		2		–
Redeemed	(6,901)		(37)		(276)		(29)		–
Net Increase (Decrease)	(1,244)		(37)		430		642		14

Distributions:
Year Ended October 31, 2016
From net investment income $	(8,273)		N/A		$(690	) $	(1,446	) $	(78)
From net realized gain on
investments	–		N/A		–		–		–
Total Dividends and Distributions $	(8,273)		N/A		$(690	) $	(1,446	) $	(78)
Year Ended October 31, 2015(b),(c)
From net investment income $	(8,462	) $	(2	) $	(418	) $	(22	) $	(1)
From net realized gain on
investments	–		–		–		–		–
Total Dividends and Distributions $	(8,462	) $	(2	) $	(418	) $	(22	) $	(1)

(a)	Class B shares discontinued operations and converted to Class A shares on February 23, 2015.
(b)	Period from August 24, 2015, date operations commenced, through October 31, 2015 for Class P shares.
(c)	Period from February 27, 2015, date operations commenced, through October 31, 2015 for Institutional class.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands										Core Plus Bond Fund
									Year Ended			Year Ended
									October 31, 2016			October 31, 2015
Operations
Net investment income (loss)										$105,079			$107,330
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements											(7,706)		1,227
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies										94,588			(64,994)
			Net Increase (Decrease) in Net Assets Resulting from Operations							191,961			43,563

Dividends and Distributions to Shareholders
From net investment income											(98,295)		(110,080)
						Total Dividends and Distributions					(98,295)		(110,080)

Capital Share Transactions
Net increase (decrease) in capital share transactions										(333,574)			372,519
					Total Increase (Decrease) in Net Assets					(239,908)			306,002

Net Assets
Beginning of period										4,255,561			3,949,559
End of period (including undistributed net investment income as set forth below)										$4,015,653			$4,255,561
Undistributed (overdistributed) net investment income (loss)									$	7,877			$1,553

	Class A	Class B(a)		Class C	Class J	Institutional	R-1	R-2	R-3	R-4		R-5
Capital Share Transactions:
Year Ended October 31, 2016
Dollars:
Sold	$11,039		N/A	$3,533	$11,985	$342,475	$1,247	$2,296	$5,056	$5,569		$11,176
Reinvested	1,865		N/A	88	3,273	90,391	93	185	536	438		1,239
Redeemed	(15,304)		N/A	(1,614)	(19,002)	(749,462)	(2,602)	(3,323)	(10,480)		(8,485)	(15,786)
Net Increase (Decrease)	$(2,400)		N/A	$2,007	$(3,744)	$(316,596)	$(1,262)	$(842)	$(4,888)	$(2,478)		$(3,371)
Shares:
Sold	1,011		N/A	325	1,091	31,555	114	213	467	503		1,024
Reinvested	171		N/A	8	298	8,286	9	17	49	39		114
Redeemed	(1,403)		N/A	(148)	(1,733)	(68,806)	(238)	(306)	(966)		(771)	(1,460)
Net Increase (Decrease)	(221)		N/A	185	(344)	(28,965)	(115)	(76)	(450)		(229)	(322)
Year Ended October 31, 2015
Dollars:
Sold	$10,738		$10	$1,535	$11,326	$1,379,269	$1,227	$2,432	$5,568	$6,341		$12,311
Issued in acquisitions	–		–	–	–	44,389	2,471	3,127	9,416	6,309		17,134
Reinvested	2,126		6	83	3,559	101,264	100	219	604	564		1,342

Redeemed	(17,019)		(1,221)	(1,146)	(21,163)	(1,159,262)	(1,880)	(5,348)	(11,782)		(16,229)	(15,901)
Net Increase (Decrease)	$(4,155	) $	(1,205)	$472	$(6,278)	$ 365,660	$1,918	$430	$3,806	$(3,015	) $	14,886
Shares:
Sold	982		1	141	1,030	126,125	111	226	514	572		1,134
Issued in acquisitions	–		–	–	–	4,050	226	288	864	569		1,571
Reinvested	194		1	7	323	9,264	9	20	56	51		123
Redeemed	(1,560)		(111)	(105)	(1,928)	(106,128)	(172)	(496)	(1,086)		(1,469)	(1,464)
Net Increase (Decrease)	(384)		(109)	43	(575)	33,311	174	38	348		(277)	1,364

Distributions:
Year Ended October 31, 2016
From net investment income $	(1,938)		N/A	$(97)	$(3,289)	$ (90,480)	$(93)	$(185)	$(536)	$(438)		$(1,239)
From net realized gain on
investments	–		N/A	–	–	–	–	–	–	–		–
Total Dividends and Distributions $	(1,938)		N/A	$(97)	$(3,289)	$ (90,480)	$(93)	$(185)	$(536)	$(438	) $	(1,239)
Year Ended October 31, 2015
From net investment income $	(2,211	) $	(8)	$(90)	$(3,577)	$ (101,362)	$(100)	$(219)	$(604)	$(565)		$(1,344)
From net realized gain on
investments	–		–	–	–	–	–	–	–	–		–
Total Dividends and Distributions $	(2,211	) $	(8)	$(90)	$(3,577)	$ (101,362) $	(100)	$(219)	$(604)	$(565	) $	(1,344)

(a)	Class B shares discontinued operations and converted to Class A shares on February 23, 2015.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands												Diversified International Fund
												Year Ended				Year Ended
												October 31, 2016				October 31, 2015
Operations
Net investment income (loss)													$116,479			$	94,811
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements													(115,605)				(35,179)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies														33,678			(228,050)
			Net Increase (Decrease) in Net Assets Resulting from Operations											34,552			(168,418)

Dividends and Distributions to Shareholders
From net investment income														(89,275)			(78,901)
								Total Dividends and Distributions						(89,275)			(78,901)

Capital Share Transactions
Net increase (decrease) in capital share transactions													1,868,951				910,515
						Total Increase (Decrease) in Net Assets							1,814,228				663,196

Net Assets
Beginning of period													6,177,837				5,514,641
End of period (including undistributed net investment income as set forth below)													$7,992,065				$6,177,837
Undistributed (overdistributed) net investment income (loss)													$101,779			$	73,133
	Class A	Class B(a)		Class C		Class J		Class P	Institutional	R-1		R-2		R-3		R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2016
Dollars:
Sold	$12,733		N/A	$2,426		$8,405		$4,311	$2,299,596	$522		$1,194		$3,556		$9,571	$8,016
Reinvested	2,018		N/A	47		1,951		47	83,349	28		39		314		379	816
Redeemed	(30,590)		N/A	(3,062)		(23,446)		(1,714)	(469,230)	(1,169)		(2,279)		(12,996)		(9,393)	(16,488)
Net Increase (Decrease)	$(15,839)		N/A	$(589)		$(13,090)		$2,644	$1,913,715	$(619	) $	(1,046	) $	(9,126)		$557	$(7,656)
Shares:
Sold	1,154		N/A	218		764		385	208,402	47		110		322		848	721
Reinvested	179		N/A	4		175		4	7,429	3		3		28		33	72
Redeemed	(2,750)		N/A	(275)		(2,137)		(155)	(41,998)	(107)		(205)		(1,177)		(831)	(1,469)
Net Increase (Decrease)	(1,417)		N/A	(53)		(1,198)		234	173,833	(57)		(92)		(827)		50	(676)
Year Ended October 31, 2015
Dollars:
Sold	$25,724		$38	$4,203		$16,153		$1,856	$1,952,349	$823		$980		$5,876		$10,398	$12,811
Reinvested	2,335		–	30		2,193		58	71,970	34		71		445		450	974

Redeemed	(32,336)		(3,857)	(2,408)		(30,601)		(2,235)	(1,070,417)	(1,369)		(3,663)		(18,052)		(14,028)	(20,290)
Net Increase (Decrease)	$(4,277	) $	(3,819)	$1,825	$(12,255		) $	(321)	$ 953,902	$(512	) $	(2,612)		$ (11,731)		$(3,180)	$(6,505)
Shares:
Sold	2,160		3	349		1,365		158	163,868	69		83		500		854	1,084
Reinvested	202		–	3		192		5	6,258	3		6		38		39	84
Redeemed	(2,733)		(318)	(205)		(2,620)		(192)	(92,279)	(117)		(313)		(1,542)		(1,198)	(1,728)
Net Increase (Decrease)	(371)		(315)	147		(1,063)		(29)	77,847	(45)		(224)		(1,004)		(305)	(560)

Distributions:
Year Ended October 31, 2016
From net investment income $	(2,269)		N/A	$(49	) $	(1,953	) $	(51) $	(83,377)	$(28	) $	(39	) $	(314)		$(379)	$(816)
From net realized gain on
investments	–		N/A	–		–		–	–	–		–		–		–	–
Total Dividends and Distributions $	(2,269)		N/A	$(49	) $	(1,953	) $	(51) $	(83,377)	$(28	) $	(39	) $	(314	) $	(379)	$(816)
Year Ended October 31, 2015
From net investment income $	(2,626	) $	–	$(31	) $	(2,194	) $	(72) $	(72,004)	$(34	) $	(71	) $	(445)		$(450)	$(974)
From net realized gain on
investments	–		–	–		–		–	–	–		–		–		–	–
Total Dividends and Distributions $	(2,626	) $	–	$(31	) $	(2,194	) $	(72) $	(72,004)	$(34	) $	(71	) $	(445)		$(450)	$(974)

(a)	Class B shares discontinued operations and converted to Class A shares on February 23, 2015.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands										Equity Income Fund
									Year Ended				Year Ended
									October 31, 2016				October 31, 2015
Operations
Net investment income (loss)										$129,181				$133,516
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements										105,404				335,261
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies										68,386				(444,655)
		Net Increase (Decrease) in Net Assets Resulting from Operations								302,971				24,122

Dividends and Distributions to Shareholders
From net investment income										(123,057)				(126,046)
					Total Dividends and Distributions					(123,057)				(126,046)

Capital Share Transactions
Net increase (decrease) in capital share transactions										(268,290)				(403,730)
				Total Increase (Decrease) in Net Assets						(88,376)				(505,654)

Net Assets
Beginning of period										5,478,309				5,983,963
End of period (including undistributed net investment income as set forth below)										$5,389,933				$5,478,309
Undistributed (overdistributed) net investment income (loss)									$	35,010				$32,422
	Class A	Class B(a)	Class C	Class P	Institutional	R-1	R-2		R-3	R-4			R-5
Capital Share Transactions:
Year Ended October 31, 2016
Dollars:
Sold	$64,550	N/A	$17,234	$35,733	$364,484	$336	$1,390		$5,757	$5,178			$16,901
Reinvested	17,574	N/A	2,112	2,620	94,543	33	59		1,144	1,054			2,462
Redeemed	(161,129)	N/A	(33,315)	(36,465)	(542,788)	(1,608)	(2,225)		(18,817)	(17,903)			(87,204)
Net Increase (Decrease)	$(79,005)	N/A	$(13,969)	$1,888	$(83,761)	$(1,239)	$(776)		(11,916)	$ $ (11,671)			$(67,841)
Shares:
Sold	2,493	N/A	679	1,377	14,233	13	54		223	202			652
Reinvested	675	N/A	83	100	3,625	1	2		44	41			95
Redeemed	(6,274)	N/A	(1,322)	(1,414)	(20,924)	(64)	(85)		(729)	(690)			(3,438)
Net Increase (Decrease)	(3,106)	N/A	(560)	63	(3,066)	(50)	(29)		(462)	(447)			(2,691)
Year Ended October 31, 2015
Dollars:
Sold	$111,135	$96	$28,651	$32,398	$626,047	$813	$1,394		$7,204	$14,540			$19,274
Reinvested	18,390	77	2,082	2,530	95,201	49	74		1,277	1,131			3,480

Redeemed	(160,016)	(32,731)	(28,889)	(37,090)	(1,051,885)	(760)	(2,832)		(19,916)	(12,386)			(23,068)
Net Increase (Decrease)	$(30,491)	$(32,558)	$1,844	$(2,162) $	(330,637)	$102	$(1,364)		$(11,435)	$3,285			$(314)
Shares:
Sold	4,171	3	1,108	1,225	23,485	31	53		273	549			732
Reinvested	709	3	82	98	3,667	2	3		49	44			134
Redeemed	(6,082)	(1,213)	(1,122)	(1,413)	(39,814)	(29)	(108)		(754)	(474)			(866)
Net Increase (Decrease)	(1,202)	(1,207)	68	(90)	(12,662)	4	(52)		(432)	119			–

Distributions:
Year Ended October 31, 2016
From net investment income	$ (18,285)	N/A	$(2,450)	$(2,954)	$ (94,586)	$(33)	$(89	) $	(1,144	) $	(1,054	) $	(2,462)
From net realized gain on
investments	–	N/A	–	–	–	–	–		–	–			–
Total Dividends and Distributions	$ (18,285)	N/A	$(2,450)	$(2,954)	$ (94,586)	$(33)	$(89	) $	(1,144	) $	(1,054	) $	(2,462)
Year Ended October 31, 2015
From net investment income	$ (19,095) $	(78)	$(2,458)	$(2,943)	$ (95,434)	$(49)	$(101	) $	(1,277	) $	(1,131	) $	(3,480)
From net realized gain on
investments	–	–	–	–	–	–	–		–	–			–
Total Dividends and Distributions	$ (19,095) $	(78)	$(2,458)	$(2,943)	$ (95,434)	$(49)	$(101)		$(1,277	) $	(1,131	) $	(3,480)

(a)	Class B shares discontinued operations and converted to Class A shares on February 23, 2015.

See accompanying notes.

					STATEMENT OF CHANGES IN NET ASSETS
					PRINCIPAL FUNDS, INC.

					Finisterre Unconstrained Emerging Markets Bond Fund

Amounts in thousands
						Period Ended
						October 31, 2016(a)
Operations
Net investment income (loss)						$354
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements						255
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies						63
			Net Increase (Decrease) in Net Assets Resulting from Operations			672

Dividends and Distributions to Shareholders
From net investment income						(288)
					Total Dividends and Distributions	(288)

Capital Share Transactions
Net increase (decrease) in capital share transactions						25,000
					Total Increase (Decrease) in Net Assets	25,384

Net Assets
Beginning of period						–
End of period (including undistributed net investment income as set forth below)						$25,384
Undistributed (overdistributed) net investment income (loss)						$83
	Class A		Class P		Institutional
Capital Share Transactions:
Period Ended October 31, 2016(a)
Dollars:
Sold	$150		$100		$24,801
Redeemed	(51)		–		–
Net Increase (Decrease)	$99		$100		$24,801
Shares:
Sold	15		10		2,480
Redeemed	(5)		–		–
Net Increase (Decrease)	10		10		2,480

Distributions:
Period Ended October 31, 2016(a)
From net investment income $	(2	) $	(1	) $	(285)
From net realized gain on
investments	–		–		–
Total Dividends and Distributions $	(2	) $	(1	) $	(285)

(a)	Period from July 11, 2016, date operations commenced, through October 31, 2016.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands					Global Diversified Income Fund
					Year Ended	Year Ended
					October 31, 2016	October 31, 2015
Operations
Net investment income (loss)					$563,535	$510,947
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements					(243,679)	(84,228)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies					327,343	(618,635)
		Net Increase (Decrease) in Net Assets Resulting from Operations			647,199	(191,916)

Dividends and Distributions to Shareholders
From net investment income					(573,868)	(472,424)
From net realized gain on investments					–	(239,376)
				Total Dividends and Distributions	(573,868)	(711,800)

Capital Share Transactions
Net increase (decrease) in capital share transactions					(253,824)	2,331,799
				Total Increase (Decrease) in Net Assets	(180,493)	1,428,083

Net Assets
Beginning of period					11,375,317	9,947,234
End of period (including undistributed net investment income as set forth below)					$11,194,824	$11,375,317
Undistributed (overdistributed) net investment income (loss)					$60,394	$119,525
	Class A	Class C	Class P	Institutional
Capital Share Transactions:
Year Ended October 31, 2016
Dollars:
Sold	$435,151	$ 243,285	$ 866,178	$867,710
Reinvested	97,926	88,361	109,479	195,931

Redeemed	(808,425)	(606,946)	(1,134,199)	(608,275)
Net Increase (Decrease)	$(275,348)	$ (275,300)	$ (158,542)	$ 455,366
Shares:
Sold	32,523	18,269	65,064	65,050
Reinvested	7,354	6,678	8,256	14,750
Redeemed	(60,917)	(45,832)	(86,284)	(45,946)
Net Increase (Decrease)	(21,040)	(20,885)	(12,964)	33,854
Year Ended October 31, 2015
Dollars:
Sold	$649,916	$ 490,528 $	1,206,340	$ 2,634,540
Reinvested	143,314	126,149	145,684	170,167

Redeemed	(702,951)	(476,761)	(1,459,577)	(595,550)
Net Increase (Decrease)	$90,279	$ 139,916 $	(107,553)	$ 2,209,157
Shares:
Sold	45,982	34,888	85,866	185,335
Reinvested	10,256	9,079	10,476	12,249
Redeemed	(50,147)	(34,227)	(103,197)	(42,617)
Net Increase (Decrease)	6,091	9,740	(6,855)	154,967

Distributions:
Year Ended October 31, 2016
From net investment income	$ (111,872)	$ (113,977) $	(150,675)	$ (197,344)
From net realized gain on
investments	–	–	–	–
Total Dividends and Distributions	$ (111,872)	$ (113,977)	$ (150,675)	$ (197,344)
Year Ended October 31, 2015
From net investment income	$ (106,393)	$ (99,212)	$ (139,160)	$ (127,659)
From net realized gain on
investments	(58,492)	(66,073)	(69,782)	(45,029)
Total Dividends and Distributions	$ (164,885)	$ (165,285)$	(208,942)	$ (172,688)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands										Global Real Estate Securities Fund
										Year Ended		Year Ended
										October 31, 2016		October 31, 2015
Operations
Net investment income (loss)											$50,242	$40,948
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements											46,936	98,185
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies											(99,257)	(38,049)
			Net Increase (Decrease) in Net Assets Resulting from Operations								(2,079)	101,084

Dividends and Distributions to Shareholders
From net investment income											(75,842)	(73,436)
From net realized gain on investments											(52,959)	(14,594)
							Total Dividends and Distributions				(128,801)	(88,030)

Capital Share Transactions
Net increase (decrease) in capital share transactions											283,670	606,405
						Total Increase (Decrease) in Net Assets					152,790	619,459

Net Assets
Beginning of period											2,954,677	2,335,218
End of period (including undistributed net investment income as set forth below)											$3,107,467	$2,954,677
Undistributed (overdistributed) net investment income (loss)											$2,338	$(8,869)

	Class A		Class C		Class P	Institutional	R-3	R-4	R-5	R-6
Capital Share Transactions:
Year Ended October 31, 2016(a)
Dollars:
Sold	$87,494		$11,232	$159,900		$627,437	$22	$21	$10	$2,973
Reinvested	5,789		1,860		8,004	102,063	–	–	–	18
Redeemed	(67,743)		(19,167)		(113,224)	(521,060)	–	–	–	(1,959)
Net Increase (Decrease)	$25,540		$(6,075)		$54,680	$208,440	$22	$21	$10	$1,032
Shares:
Sold	10,293		1,357		17,661	69,239	2	2	1	323
Reinvested	681		227		882	11,239	–	–	–	2
Redeemed	(7,997)		(2,322)		(12,658)	(57,429)	–	–	–	(205)
Net Increase (Decrease)	2,977		(738)		5,885	23,049	2	2	1	120
Year Ended October 31, 2015(b)
Dollars:
Sold	$97,992		$23,206	$183,916		$956,233	N/A	N/A	N/A	$41
Reinvested	3,317		1,311		3,380	73,723	N/A	N/A	N/A	–
Redeemed	(56,691)		(11,857)		(70,200)	(597,964)	N/A	N/A	N/A	(2)
Net Increase (Decrease)	$44,618		$12,660	$117,096		$431,992	N/A	N/A	N/A	$39
Shares:
Sold	11,199		2,700		19,853	102,278	N/A	N/A	N/A	4
Reinvested	379		153		364	7,926	N/A	N/A	N/A	–
Redeemed	(6,524)		(1,397)		(7,682)	(63,765)	N/A	N/A	N/A	–
Net Increase (Decrease)	5,054		1,456		12,535	46,439	N/A	N/A	N/A	4

Distributions:
Year Ended October 31, 2016(a)
From net investment income $	(3,694	) $	(880	) $	(5,860)	$ (65,393)	$–	$–	$–	$(15)
From net realized gain on
investments	(2,833)		(1,095)		(4,045)	(44,983)	–	–	–	(3)
Total Dividends and Distributions $	(6,527	) $	(1,975	) $	(9,905)	$ (110,376) $	– $	–	$–	$(18)
Year Ended October 31, 2015(b)
From net investment income $	(2,966	) $	(1,074	) $	(3,465)	$ (65,931)	N/A	N/A	N/A	$–
From net realized gain on
investments	(655)		(311)		(657)	(12,971)	N/A	N/A	N/A	–
Total Dividends and Distributions $	(3,621	) $	(1,385	) $	(4,122)	$ (78,902)	N/A	N/A	N/A	$–

(a)	Period from March 1, 2016, date operations commenced, through October 31, 2016 for R-3, R-4, and R-5 shares.
(b)	Period from November 25, 2014, date operations commenced, through October 31, 2015 for R-6 shares.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

										Government & High Quality Bond Fund
Amounts in thousands
									Year Ended			Year Ended
									October 31, 2016			October 31, 2015
Operations
Net investment income (loss)									$	46,943		$	36,947
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements										(2,924)			8,348
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies										990			(15,228)
		Net Increase (Decrease) in Net Assets Resulting from Operations								45,009			30,067

Dividends and Distributions to Shareholders
From net investment income										(57,224)			(44,238)
						Total Dividends and Distributions				(57,224)			(44,238)

Capital Share Transactions
Net increase (decrease) in capital share transactions										5,946		(101,028)
					Total Increase (Decrease) in Net Assets					(6,269)		(115,199)

Net Assets
Beginning of period										1,549,483		1,664,682
End of period (including undistributed net investment income as set forth below)										$1,543,214		$1,549,483
Undistributed (overdistributed) net investment income (loss)									$	(4,544)		$	(2,451)
	Class A	Class B(a)		Class C	Class J	Class P	Institutional	R-1	R-2	R-3		R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2016
Dollars:
Sold	$78,462	N/A		$21,436	$27,852	$36,454	$113,387	$1,468	$11,094	$6,094		$8,372	$8,236
Reinvested	10,543	N/A		1,539	4,838	622	36,595	80	132	528		425	865
Redeemed	(65,516)	N/A		(14,380)	(25,223)	(10,760)	(221,562)	(1,365)	(3,996)	(8,746)		(4,398)	(7,130)
Net Increase (Decrease)	$23,489	N/A		$8,595	$7,467	$26,316	$(71,580)	$183	$7,230	$(2,124	) $	4,399	$1,971
Shares:
Sold	7,191	N/A		1,967	2,549	3,328	10,384	135	1,016	558		766	754
Reinvested	967	N/A		141	443	57	3,355	7	12	48		39	79
Redeemed	(6,009)	N/A		(1,320)	(2,308)	(983)	(20,291)	(125)	(366)	(801)		(403)	(653)
Net Increase (Decrease)	2,149	N/A		788	684	2,402	(6,552)	17	662	(195)		402	180
Year Ended October 31, 2015
Dollars:
Sold	$35,344	$10		$8,308	$19,937	$3,854	$118,536	$508	$3,705	$5,617		$5,386	$8,197
Reinvested	7,794	15		1,022	3,495	195	29,723	59	105	414		294	618
Redeemed	(65,788)	(3,957)		(13,978)	(24,557)	(3,060)	(224,217)	(318)	(1,174)	(4,986)		(6,083)	(6,046)
Net Increase (Decrease)	$(22,650)	$(3,932)		$(4,648)	$(1,125)	$989	$(75,958)	$249	$2,636	$1,045		$(403)	$2,769
Shares:
Sold	3,205	1		754	1,807	348	10,702	46	337	509		487	743
Reinvested	707	1		93	316	17	2,694	5	9	37		27	56
Redeemed	(5,962)	(358)		(1,268)	(2,223)	(277)	(20,284)	(29)	(106)	(451)		(552)	(547)
Net Increase (Decrease)	(2,050)	(356)		(421)	(100)	88	(6,888)	22	240	95		(38)	252

Distributions:
Year Ended October 31, 2016
From net investment income	$ (11,048)	N/A		$(1,607)	$(4,889)	$(713)	$ (36,708)	$(80)	$(359)	$(530)		$(425)	$(865)
From net realized gain on
investments	–	N/A		–	–	–	–	–	–	–		–	–
Total Dividends and Distributions	$ (11,048)	N/A		$(1,607)	$(4,889)	$(713)	$ (36,708)	$(80)	$(359)	$(530)		$(425)	$(865)
Year Ended October 31, 2015
From net investment income $	(8,165)	$(19	) $	(1,066)	$(3,531)	$(225)	$ (29,723)	$(59)	$(122)	$(415)		$(294)	$(619)
From net realized gain on
investments	–	–		–	–	–	–	–	–	–		–	–
Total Dividends and Distributions $	(8,165)	$(19	) $	(1,066)	$(3,531)	$(225)	$ (29,723)	$(59)	$(122)	$(415)		$(294)	$(619)

(a)	Class B shares discontinued operations and converted to Class A shares on February 23, 2015.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands						High Yield Fund
						Year Ended	Year Ended
						October 31, 2016	October 31, 2015
Operations
Net investment income (loss)						$196,101	$201,798
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements						(111,809)	(4,725)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies						156,441	(230,302)
		Net Increase (Decrease) in Net Assets Resulting from Operations				240,733	(33,229)

Dividends and Distributions to Shareholders
From net investment income						(211,316)	(204,785)
From net realized gain on investments						–	(40,031)
					Total Dividends and Distributions	(211,316)	(244,816)

Capital Share Transactions
Net increase (decrease) in capital share transactions						(103,149)	149,831
				Total Increase (Decrease) in Net Assets		(73,732)	(128,214)

Net Assets
Beginning of period						3,634,292	3,762,506
End of period (including undistributed net investment income as set forth below)						$3,560,560	$3,634,292
Undistributed (overdistributed) net investment income (loss)						$(9,672)	$(1,435)

	Class A	Class B(a)	Class C	Class P	Institutional
Capital Share Transactions:
Year Ended October 31, 2016
Dollars:
Sold	$354,952	N/A	$43,246	$ 234,947	$656,315
Reinvested	50,721	N/A	17,483	28,450	99,024
Redeemed	(515,676)	N/A	(96,265)	(276,258	) (700,088)
Net Increase (Decrease)	$(110,003)	N/A	$(35,536)	$(12,861)	$55,251
Shares:
Sold	51,005	N/A	6,185	34,084	95,034
Reinvested	7,284	N/A	2,492	4,085	14,315
Redeemed	(74,447)	N/A	(13,802)	(40,020)	(101,564)
Net Increase (Decrease)	(16,158)	N/A	(5,125)	(1,851)	7,785
Year Ended October 31, 2015
Dollars:
Sold	$794,562	$109	$43,242	$ 207,586	$1,395,785
Reinvested	70,817	478	22,572	43,047	87,903
Redeemed	(928,674)	(24,509)	(119,173)	(709,207)	(734,707)
Net Increase (Decrease)	$(63,295)	$ (23,922)	$ (53,359)	$ (458,574)	$ 748,981
Shares:
Sold	106,410	15	5,777	28,034	188,570
Reinvested	9,593	64	3,035	5,819	12,022
Redeemed	(125,461)	(3,248)	(15,949)	(94,601)	(99,496)
Net Increase (Decrease)	(9,458)	(3,169)	(7,137)	(60,748)	101,096

Distributions:
Year Ended October 31, 2016
From net investment income	$ (55,202)	N/A	$(20,390)	$ (32,715)	$ (103,009)
From net realized gain on
investments	–	N/A	–	–	–
Total Dividends and Distributions	$ (55,202)	N/A	$(20,390)	$ (32,715)	$ (103,009)
Year Ended October 31, 2015
From net investment income	$ (62,808) $	(356)	$ (21,448)	$ (40,699)	$ (79,474)
From net realized gain on
investments	(13,383)	(243)	(5,198)	(8,484)	(12,723)
Total Dividends and Distributions	$ (76,191) $	(599)	$ (26,646)	$ (49,183)	$ (92,197)

(a)	Class B shares discontinued operations and converted to Class A shares on February 23, 2015.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands			High Yield Fund I
			Year Ended	Year Ended
			October 31, 2016	October 31, 2015
Operations
Net investment income (loss)			$50,930	$68,838
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements			(35,774)	(19,909)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies			53,607	(60,818)
	Net Increase (Decrease) in Net Assets Resulting from Operations		68,763	(11,889)

Dividends and Distributions to Shareholders
From net investment income			(51,590)	(69,085)
From net realized gain on investments			–	(13,688)
	Total Dividends and Distributions		(51,590)	(82,773)

Capital Share Transactions
Net increase (decrease) in capital share transactions			70,813	(821,406)
	Total Increase (Decrease) in Net Assets		87,986	(916,068)

Net Assets
Beginning of period			876,363	1,792,431
End of period (including undistributed net investment income as set forth below)			$964,349	$876,363
Undistributed (overdistributed) net investment income (loss)			$(296)	$444
	Class A	Institutional
Capital Share Transactions:
Year Ended October 31, 2016
Dollars:
Sold	$2,813	$ 202,432
Reinvested	226	50,819
Redeemed	(1,685)	(183,792)
Net Increase (Decrease)	$1,354	$ 69,459
Shares:
Sold	296	21,498
Reinvested	24	5,377
Redeemed	(180)	(19,516)
Net Increase (Decrease)	140	7,359
Year Ended October 31, 2015
Dollars:
Sold	$112,883	$ 342,290
Reinvested	1,777	78,410

Redeemed	(109,862))	(1,246,904
Net Increase (Decrease)	$4,798	$ (826,204)
Shares:
Sold	10,953	33,655
Reinvested	175	7,788
Redeemed	(10,968)	(121,595)
Net Increase (Decrease)	160	(80,152)

Distributions:
Year Ended October 31, 2016
From net investment income$	(228)	$ (51,362)
From net realized gain on
investments	–	–
Total Dividends and Distributions$	(228)	$ (51,362)
Year Ended October 31, 2015
From net investment income$	(1,608)	$ (67,477)
From net realized gain on
investments	(174)	(13,514)
Total Dividends and Distributions$	(1,782)	$ (80,991)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands												Income Fund
											Year Ended		Year Ended
										October 31, 2016			October 31, 2015
Operations
Net investment income (loss)											$98,909		$95,348
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements											(19,217)		18,125
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies											87,917		(102,832)
		Net Increase (Decrease) in Net Assets Resulting from Operations									167,609		10,641

Dividends and Distributions to Shareholders
From net investment income											(115,229)		(100,635)
						Total Dividends and Distributions					(115,229)		(100,635)

Capital Share Transactions
Net increase (decrease) in capital share transactions											96,876		393,642
						Total Increase (Decrease) in Net Assets					149,256		303,648

Net Assets
Beginning of period											3,147,643		2,843,995
End of period (including undistributed net investment income as set forth below)											$3,296,899		$3,147,643
Undistributed (overdistributed) net investment income (loss)											$(15,308)		$	(7,102)
	Class A	Class B(a)	Class C		Class J	Class P	Institutional	R-1		R-2	R-3	R-4	R-5	R-6
Capital Share Transactions:
Year Ended October 31, 2016
Dollars:
Sold	$51,139	N/A $	14,902		$23,515	$19,473	$ 261,710	$4,290		$888	$6,233	$8,578	$13,025	$799
Reinvested	8,360	N/A	1,514		3,179	635	96,385	476		78	1,004	844	1,659	234
Redeemed	(55,569)	N/A	(15,273)		(19,938)	(17,240)	(284,632)	(1,531)		(740)	(8,584)	(5,938)	(11,592)	(1,007)
Net Increase (Decrease)	$3,930	N/A $	1,143		$6,756	$2,868	$ 73,463	$3,235		$226	$(1,347)$	3,484	$3,092	$26
Shares:
Sold	5,371	N/A	1,561		2,459	2,066	27,451	448		94	653	900	1,372	83
Reinvested	880	N/A	159		334	67	10,121	50		8	105	89	174	25
Redeemed	(5,857)	N/A	(1,600)		(2,096)	(1,801)	(29,932)	(161)		(77)	(901)	(620)	(1,229)	(107)
Net Increase (Decrease)	394	N/A	120		697	332	7,640	337		25	(143)	369	317	1
Year Ended October 31, 2015
Dollars:
Sold	$55,391	$29	$13,872		$22,258	$22,138	$ 464,692	$7,081		$822	$13,091	$9,645	$22,562	$7,623
Reinvested	7,728	29	1,355		2,790	548	84,029	339		59	878	741	1,385	92
Redeemed	(63,070)	(6,253)	(14,004)		(23,465)	(26,451)	(188,039)	(1,563)		(200)	(4,414)	(7,715)	(9,365)	(996)
Net Increase (Decrease)	$49	$(6,195)$	1,223		$1,583	$(3,765)$	360,682	$5,857		$681	$9,555	$2,671	$14,582	$6,719
Shares:
Sold	5,722	3	1,424		2,292	2,276	47,832	729		83	1,342	990	2,314	782
Reinvested	799	3	139		288	57	8,669	35		6	90	76	143	10
Redeemed	(6,518)	(639)	(1,442)		(2,423)	(2,727)	(19,456)	(162)		(20)	(456)	(798)	(971)	(104)
Net Increase (Decrease)	3	(633)	121		157	(394)	37,045	602		69	976	268	1,486	688

Distributions:
Year Ended October 31, 2016
From net investment
income	$(8,776)	N/A $	(1,624	)$	(3,221)	$(902)$	(96,397)	$(476	)$	(92)	$(1,004)	$(844)	$(1,659)	$(234)
From net realized gain on
investments	–	N/A	–		–	– –		–		–	–	–	–	–
Total Dividends and
Distributions	$(8,776)	N/A $	(1,624	)$	(3,221)	$(902)$	(96,397)	$(476	)$	(92)	$(1,004)	$(844)$	(1,659)	$(234)
Year Ended October 31, 2015
From net investment
income	$(8,088)	$(38)	$(1,446	)$	(2,825)	$(695)$	(84,036)	$(339	)$	(70)	$(878)	$(741)	$(1,387)	$(92)
From net realized gain on
investments	–	–	–		–	–	–	–		–	–	–	–	–
Total Dividends and
Distributions	$(8,088)	$(38)	$(1,446	)$	(2,825)	$(695)$	(84,036)	$(339	)$	(70)	$(878)	$(741)$	(1,387)	$(92)

(a)	Class B shares discontinued operations and converted to Class A shares on February 23, 2015.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands												Inflation Protection Fund
												Year Ended		Year Ended
												October 31, 2016		October 31, 2015
Operations
Net investment income (loss)												$	14,820	$5,708
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements													(18,748)	(6,628)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies													91,749	(35,813)
			Net Increase (Decrease) in Net Assets Resulting from Operations										87,821	(36,733)

Dividends and Distributions to Shareholders
From net investment income													(13,459)	(17,061)
							Total Dividends and Distributions						(13,459)	(17,061)

Capital Share Transactions
Net increase (decrease) in capital share transactions													89,328	634,119
					Total Increase (Decrease) in Net Assets								163,690	580,325

Net Assets
Beginning of period													1,645,325	1,065,000
End of period (including undistributed net investment income as set forth below)													$1,809,015	$1,645,325
Undistributed (overdistributed) net investment income (loss)												$	6,053	$11,980

	Class A		Class C		Class J	Institutional	R-1		R-2		R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2016
Dollars:
Sold	$2,568		$668		$1,845	$ 264,577	$440		$227		$1,445	$981	$1,152
Reinvested	86		18		48	13,197	4		4		34	16	33
Redeemed	(2,743)		(795)		(1,937)	(188,740)	(148)		(258)		(894)	(707)	(1,793)
Net Increase (Decrease)	$(89	) $	(109	) $	(44) $	89,034	$296		$(27	) $	585	$290	$(608)
Shares:
Sold	303		83		223	31,189	54		28		174	119	138
Reinvested	11		2		6	1,607	–		–		5	2	4
Redeemed	(328)		(99)		(235)	(22,322)	(18)		(31)		(109)	(86)	(212)
Net Increase (Decrease)	(14)		(14)		(6)	10,474	36		(3)		70	35	(70)
Year Ended October 31, 2015
Dollars:
Sold	$11,423		$792		$1,880	$ 814,849	$176		$232		$1,508	$1,147	$2,719
Reinvested	175		39		101	16,564	8		7		73	25	52
Redeemed	(12,684)		(1,039)		(2,821)	(194,867)	(367)		(260)		(2,326)	(1,149)	(2,138)
Net Increase (Decrease)	$(1,086	) $	(208)		$(840)	$ 636,546	$(183	) $	(21	) $	(745)	$23	$633
Shares:
Sold	1,339		97		227	95,267	22		28		181	137	324
Reinvested	21		5		12	1,962	1		1		9	3	6
Redeemed	(1,507)		(127)		(339)	(22,883)	(44)		(32)		(280)	(137)	(256)
Net Increase (Decrease)	(147)		(25)		(100)	74,346	(21)		(3)		(90)	3	74

Distributions:
Year Ended October 31, 2016
From net investment income $	(93	) $	(20)		$(48) $	(13,207)	$(4	) $	(4	) $	(34)	$(16)	$(33)
From net realized gain on
investments	–		–		–	–	–		–		–	–	–
Total Dividends and Distributions $	(93	) $	(20)		$(48) $	(13,207)	$(4	) $	(4	) $	(34)	$(16)	$(33)
Year Ended October 31, 2015
From net investment income $	(186	) $	(45)		$(101)	$ (16,564)	$(8	) $	(7	) $	(73)	$(25)	$(52)
From net realized gain on
investments	–		–		–	–	–		–		–	–	–
Total Dividends and Distributions $	(186	) $	(45)		$(101)	$ (16,564)	$(8	) $	(7	) $	(73)	$(25)	$(52)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands											International Emerging Markets Fund
											Year Ended		Year Ended
											October 31, 2016		October 31, 2015
Operations
Net investment income (loss)											$	9,153	$	16,334
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements												(110,712)		(35,751)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies												157,938	(162,669)
		Net Increase (Decrease) in Net Assets Resulting from Operations										56,379	(182,086)

Dividends and Distributions to Shareholders
From net investment income												(9,038)		(31,011)
							Total Dividends and Distributions					(9,038)		(31,011)

Capital Share Transactions
Net increase (decrease) in capital share transactions												(248,074)	(659,956)
						Total Increase (Decrease) in Net Assets						(200,733)	(873,053)

Net Assets
Beginning of period												1,186,303	2,059,356
End of period (including undistributed net investment income as set forth below)												$985,570	$1,186,303
Undistributed (overdistributed) net investment income (loss)											$	7,931	$	6,805

	Class A	Class B(a)		Class C	Class J		Class P	Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2016
Dollars:
Sold	$6,259	N/A		$1,270	$7,233		$777	$170,269		$519	$1,045	$2,405	$2,142	$4,496
Reinvested	234	N/A		–	408		7	8,193		–	–	24	30	128
Redeemed	(12,316)	N/A		(1,914)		(15,174)	(643)	(404,982)		(905)	(1,680)	(3,610)	(3,237)	(9,052)
Net Increase (Decrease)	$(5,823)	N/A		$(644)	$(7,533	) $	141	$(226,520)		$(386)	$(635)	$(1,181)	$(1,065)	$(4,428)
Shares:
Sold	298	N/A		65	357		38	8,563		24	52	119	103	220
Reinvested	12	N/A		–	21		–	408		–	–	1	2	6
Redeemed	(600)	N/A		(97)		(760)	(31)	(20,119)		(44)	(82)	(175)	(157)	(452)
Net Increase (Decrease)	(290)	N/A		(32)		(382)	7	(11,148)		(20)	(30)	(55)	(52)	(226)
Year Ended October 31, 2015
Dollars:
Sold	$13,865	$12		$1,895	$11,746		$1,151	$364,971		$649	$1,075	$3,185	$3,815	$7,657
Reinvested	983	–		25	1,604		24	27,544		25	48	140	180	400

Redeemed	(15,343)	(3,363)		(1,809)		(24,716)	(1,654)	(1,026,519)		(819)	(2,539)	(5,339)	(7,542)	(11,307)
Net Increase (Decrease)	$(495)	$(3,351	) $	111	$(11,366	) $	(479)	$ (634,004)		$(145)	$(1,416)	$(2,014)	$(3,547)	$(3,250)
Shares:
Sold	580	1		83	508		48	15,618		28	46	135	161	333
Reinvested	42	–		1	71		1	1,186		1	2	6	8	17
Redeemed	(655)	(148)		(80)		(1,093)	(70)	(42,594)		(36)	(108)	(230)	(329)	(485)
Net Increase (Decrease)	(33)	(147)		4		(514)	(21)	(25,790)		(7)	(60)	(89)	(160)	(135)

Distributions:
Year Ended October 31, 2016
From net investment income $	(237)	N/A $		– $	(409	) $	(8)	$(8,202)	$	– $	–	$(24)	$(30)	$(128)
From net realized gain on
investments	–	N/A		–	–		–	–		–	–	–	–	–
Total Dividends and Distributions $	(237)	N/A $		– $	(409	) $	(8)	$(8,202)	$	– $	– $	(24)	$(30)	$(128)
Year Ended October 31, 2015
From net investment income $	(1,001)	$–		$(26)	$(1,605)		$(26) $	(27,560)		$(25)	$(48)	$(140)	$(180)	$(400)
From net realized gain on
investments	–	–		–	–		–	–		–	–	–	–	–
Total Dividends and Distributions $	(1,001)	$–		$(26)	$(1,605)		$(26) $	(27,560)		$(25)	$(48)	$(140)	$(180)	$(400)

(a)	Class B shares discontinued operations and converted to Class A shares on February 23, 2015.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands																International Fund I
															Year Ended		Year Ended
															October 31, 2016		October 31, 2015
Operations
Net investment income (loss)																$3,855	$4,025
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements																(17,930)	(21,253)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies																5,290	20,621
			Net Increase (Decrease) in Net Assets Resulting from Operations													(8,785)	3,393

Dividends and Distributions to Shareholders
From net investment income																(2,980)	(7,847)
									Total Dividends and Distributions							(2,980)	(7,847)

Capital Share Transactions
Net increase (decrease) in capital share transactions																19,450	12,759
							Total Increase (Decrease) in Net Assets									7,685	8,305

Net Assets
Beginning of period																380,851	372,546
End of period (including undistributed net investment income as set forth below)																$388,536	$380,851
Undistributed (overdistributed) net investment income (loss)																$3,591	$2,799

	Class A		Class P		Institutional		R- 1		R-2		R-3		R-4		R-5
Capital Share Transactions:
Year Ended October 31, 2016
Dollars:
Sold	$4,614		$43,727		$28,276		$432		$776		$1,809		$510		$2,663
Reinvested	53		462		2,395		–		–		10		13		46
Redeemed	(5,430)		(8,779)		(39,866)		(1,231)		(1,318)		(1,071)		(683)		(7,958)
Net Increase (Decrease)	$(763	) $	35,410		$(9,195)		$(799	) $	(542	) $	748		$(160	) $	(5,249)
Shares:
Sold	345		3,420		2,214		34		61		142		40		206
Reinvested	4		35		180		–		–		1		1		4
Redeemed	(436)		(678)		(3,120)		(98)		(101)		(85)		(53)		(611)
Net Increase (Decrease)	(87)		2,777		(726)		(64)		(40)		58		(12)		(401)
Year Ended October 31, 2015
Dollars:
Sold	$5,708		$35,660		$31,361		$803		$1,111		$1,351		$1,236		$3,571
Reinvested	19		5		7,340		58		40		78		117		189
Redeemed	(953)		(423)		(63,388)		(1,383)		(963)		(2,006)		(3,412)		(3,360)
Net Increase (Decrease)	$4,774		$35,242		$ (24,687)		$(522	) $	188		$(577	) $	(2,059	) $	400
Shares:
Sold	404		2,593		2,227		58		79		97		91		264
Reinvested	1		1		552		4		3		6		9		14
Redeemed	(68)		(33)		(4,631)		(102)		(71)		(146)		(249)		(242)
Net Increase (Decrease)	337		2,561		(1,852)		(40)		11		(43)		(149)		36

Distributions:
Year Ended October 31, 2016
From net investment income $	(54	) $	(462	) $	(2,395)	$	– $		–		$(10	) $	(13	) $	(46)
From net realized gain on
investments	–		–		–		–		–		–		–		–
Total Dividends and Distributions $	(54	) $	(462	) $	(2,395)	$	– $		– $		(10	) $	(13	) $	(46)
Year Ended October 31, 2015
From net investment income $	(19	) $	(5	) $	(7,341)		$(58	) $	(40	) $	(78	) $	(117	) $	(189)
From net realized gain on
investments	–		–		–		–		–		–		–		–
Total Dividends and Distributions $	(19	) $	(5	) $	(7,341)		$(58	) $	(40	) $	(78	) $	(117	) $	(189)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands											LargeCap Growth Fund
											Year Ended				Year Ended
											October 31, 2016				October 31, 2015
Operations
Net investment income (loss)													$8,768		$	5,555
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements											296,482					341,289
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies											(418,694)					(139,895)
		Net Increase (Decrease) in Net Assets Resulting from Operations									(113,444)					206,949

Dividends and Distributions to Shareholders
From net investment income													(6,377)			(4,548)
From net realized gain on investments											(279,032)					(354,865)
						Total Dividends and Distributions					(285,409)					(359,413)

Capital Share Transactions
Net increase (decrease) in capital share transactions											(501,378)					(287,199)
					Total Increase (Decrease) in Net Assets						(900,231)					(439,663)

Net Assets
Beginning of period											2,942,498				3,382,161
End of period (including undistributed net investment income as set forth below)											$2,042,267				$2,942,498
Undistributed (overdistributed) net investment income (loss)													$6,061		$	3,670

	Class A	Class B(a)		Class C	Class J	Class P	Institutional		R-1		R-2		R-3		R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2016
Dollars:
Sold	$12,632	N/A		$3,627	$7,835	$1,620	$86,796		$422		$648		$2,033		$2,497	$6,012
Reinvested	36,599	N/A		1,760	7,268	1,011	227,564		591		333		1,757		1,382	5,952
Redeemed	(47,995)	N/A		(6,019)	(16,892)	(3,740)	(799,894)		(1,585)		(3,722)		(5,808)		(6,535)	(17,527)
Net Increase (Decrease)	$1,236	N/A		$(632)	$(1,789)	$(1,109)	$ (485,534)		$(572)		$(2,741)		$(2,018)		$(2,656)	$(5,563)
Shares:
Sold	1,307	N/A		406	864	161	8,721		46		67		199		240	576
Reinvested	3,712	N/A		196	783	99	22,099		63		35		167		132	574
Redeemed	(5,013)	N/A		(694)	(1,888)	(377)	(80,950)		(176)		(378)		(565)		(641)	(1,697)
Net Increase (Decrease)	6	N/A		(92)	(241)	(117)	(50,130)		(67)		(276)		(199)		(269)	(547)
Year Ended October 31, 2015
Dollars:
Sold	$23,057	$21		$5,251	$18,150	$4,590	$360,232		$830		$1,353		$4,547		$5,902	$6,042
Reinvested	38,756	648		1,554	7,185	1,030	296,834		668		612		2,056		1,398	7,299
Redeemed	(38,464)	(6,032)		(2,909)	(16,994)	(4,461)	(971,587)		(1,615)		(2,070)		(7,268)		(5,772)	(18,042)
Net Increase (Decrease)	$23,349	$(5,363	) $	3,896	$8,341	$1,159	$(314,521)		$(117	) $	(105	) $	(665	) $	1,528	$(4,701)
Shares:
Sold	2,118	2		527	1,757	401	31,102		81		127		397		523	534
Reinvested	3,774	71		163	739	97	27,862		67		61		189		129	681
Redeemed	(3,544)	(618)		(289)	(1,656)	(407)	(86,296)		(154)		(200)		(637)		(508)	(1,581)
Net Increase (Decrease)	2,348	(545)		401	840	91	(27,332)		(6)		(12)		(51)		144	(366)

Distributions:
Year Ended October 31, 2016
From net investment income $	–	N/A $		– $	– $	(12) $	(6,359)	$	– $		– $		– $		–	$(6)
From net realized gain on
investments	(37,050)	N/A		(2,057)	(7,273)	(1,114)	(221,506)		(591)		(356)		(1,757)		(1,382)	(5,946)
Total Dividends and Distributions	$ (37,050)	N/A		$(2,057)	$(7,273)	$(1,126)	$ (227,865)		$(591)		$(356)		$(1,757)		$(1,382)	$(5,952)
Year Ended October 31, 2015
From net investment income $	–	$–		$–	$–	$–	$(4,548)	$	– $		– $		– $		–	$–
From net realized gain on
investments	(39,229)	(651)		(1,811)	(7,185)	(1,156)	(292,794)		(668)		(618)		(2,056)		(1,398)	(7,299)
Total Dividends and Distributions	$ (39,229)	$(651	) $	(1,811)	$(7,185)	$(1,156)	$ (297,342)		$(668)		$(618)		$(2,056)		$(1,398)	$(7,299)

(a)	Class B shares discontinued operations and converted to Class A shares on February 23, 2015.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands											LargeCap Growth Fund I
											Year Ended			Year Ended
											October 31, 2016			October 31, 2015
Operations
Net investment income (loss)											$	7,527			$11,369
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements												334,513			980,836
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies												(317,388)			(275,426)
		Net Increase (Decrease) in Net Assets Resulting from Operations										24,652			716,779

Dividends and Distributions to Shareholders
From net investment income												(3,979)			(20,583)
From net realized gain on investments												(816,477)			(705,653)
							Total Dividends and Distributions					(820,456)			(726,236)

Capital Share Transactions
Net increase (decrease) in capital share transactions												513,498			(409,112)
					Total Increase (Decrease) in Net Assets							(282,306)			(418,569)

Net Assets
Beginning of period												7,340,288			7,758,857
End of period (including undistributed net investment income as set forth below)												$7,057,982			$7,340,288
Undistributed (overdistributed) net investment income (loss)											$	4,787			$1,122

	Class A	Class J		Class P	Institutional		R-1		R-2	R-3	R-4	R-5		R-6
Capital Share Transactions:
Year Ended October 31, 2016
Dollars:
Sold	$17,688	$17,522		$199	$648,045		$1,156		$2,143	$10,233	$13,483	$33,920		$3,099
Reinvested	1,761	16,079		145	735,012		965		1,934	17,360	10,727	36,158		171
Redeemed	(9,740)	(29,701)		(369)	(847,019)		(2,435)		(5,031)	(45,039)	(33,466)	(80,205)		(1,297)
Net Increase (Decrease)	$9,709	$3,900		$(25) $	536,038		$(314	) $	(954)	$ (17,446)	$(9,256)	$ (10,127)		$1,973
Shares:
Sold	1,507	1,689		17	54,867		111		209	933	1,219	2,922		269
Reinvested	150	1,581		12	61,459		90		186	1,558	952	3,117		14
Redeemed	(847)	(2,969)		(31)	(71,398)		(232)		(490)	(4,043)	(2,997)	(7,010)		(109)
Net Increase (Decrease)	810	301		(2)	44,928		(31)		(95)	(1,552)	(826)	(971)		174
Year Ended October 31, 2015(a)
Dollars:
Sold	$11,162	$27,589		$1,241	$1,095,097		$1,242		$3,740	$15,680	$21,871	$29,817		$1,340
Reinvested	630	11,161		2	654,987		851		2,150	15,708	9,386	31,288		1

Redeemed	(3,769)	(20,641)		(8)	(2,169,862)		(2,291)		(10,252)	(42,852)	(26,054)	(68,268)		(58)
Net Increase (Decrease)	$8,023	$18,109		$1,235	$(419,778)		$(198)		$(4,362) $	(11,464)	$5,203	$(7,163	) $	1,283
Shares:
Sold	855	2,411		96	83,898		104		320	1,270	1,742	2,333		107
Reinvested	52	1,056		–	53,730		76		198	1,369	812	2,638		–
Redeemed	(290)	(1,820)		(1)	(164,983)		(192)		(881)	(3,495)	(2,122)	(5,433)		(4)
Net Increase (Decrease)	617	1,647		95	(27,355)		(12)		(363)	(856)	432	(462)		103

Distributions:
Year Ended October 31, 2016
From net investment income $	–	$–	$	– $	(3,978)	$	– $		– $	– $	–	$ – $		(1)
From net realized gain on
investments	(1,819)	(16,081)		(146)	(731,041)		(965)		(2,010)	(17,360)	(10,727)	(36,158)		(170)
Total Dividends and Distributions $	(1,819)	$(16,081)		$(146)	$ (735,019)		$(965)		$(2,010)	$ (17,360)	$(10,727)	$(36,158)		$(171)
Year Ended October 31, 2015(a)
From net investment income $	– $	– $		–	$(20,315)	$	– $		– $	– $	–	$(268)		$–
From net realized gain on
investments	(652)	(11,162)		(2)	(634,676)		(851)		(2,195)	(15,708)	(9,386)	(31,020)		(1)
Total Dividends and Distributions $	(652)	$ (11,162)		$(2) $	(654,991)		$(851	) $	(2,195)	$(15,708) $	(9,386)	$ (31,288)		$(1)

(a)	Period from November 25, 2014, date operations commenced, through October 31, 2015 for R-6 shares.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands												LargeCap Growth Fund II
												Year Ended	Year Ended
												October 31, 2016	October 31, 2015
Operations
Net investment income (loss)												$3,907	$4,379
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements												19,590	173,425
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies												(21,940)	(121,245)
			Net Increase (Decrease) in Net Assets Resulting from Operations									1,557	56,559

Dividends and Distributions to Shareholders
From net investment income												(3,499)	(5,655)
From net realized gain on investments												(81,620)	(182,605)
							Total Dividends and Distributions					(85,119)	(188,260)

Capital Share Transactions
Net increase (decrease) in capital share transactions												(32,456)	(351,614)
					Total Increase (Decrease) in Net Assets							(116,018)	(483,315)

Net Assets
Beginning of period												641,944	1,125,259
End of period (including undistributed net investment income as set forth below)												$525,926	$641,944
Undistributed (overdistributed) net investment income (loss)												$3,087	$2,634
	Class J		Institutional	R-1	R-2		R-3		R-4		R-5
Capital Share Transactions:
Year Ended October 31, 2016
Dollars:
Sold	$3,509		$10,496	$165	$381		$802		$614		$1,300
Reinvested	5,157		77,467	188	233		902		315		852
Redeemed	(4,773)		(122,560)	(695)	(351)		(3,674)		(565)		(2,219)
Net Increase (Decrease)	$3,893		$ (34,597)	$(342)	$263		$(1,970)		$364		$(67)
Shares:
Sold	536		1,263	23	55		116		79		174
Reinvested	796		9,926	26	34		128		43		114
Redeemed	(727)		(15,549)	(102)	(52)		(526)		(77)		(297)
Net Increase (Decrease)	605		(4,360)	(53)	37		(282)		45		(9)
Year Ended October 31, 2015
Dollars:
Sold	$3,434		$17,107	$193	$284		$1,577		$1,001		$1,015
Reinvested	9,036		172,742	292	435		1,877		1,398		2,473
Redeemed	(6,966)		(541,621)	(76)	(573)		(3,799)		(5,063)		(6,380)
Net Increase (Decrease)	$5,504		$ (351,772)	$409	$146		$(345)		$(2,664)		$(2,892)
Shares:
Sold	448		1,894	22	36		192		113		107
Reinvested	1,241		20,215	37	57		240		172		300
Redeemed	(899)		(54,204)	(9)	(72)		(443)		(607)		(718)
Net Increase (Decrease)	790		(32,095)	50	21		(11)		(322)		(311)

Distributions:
Year Ended October 31, 2016
From net investment income $	(94)		$(3,381)	$–	$–		$(1)		$(4)		$(19)
From net realized gain on
investments	(5,063)		(74,091)	(188)	(233)		(901)		(311)		(833)
Total Dividends and Distributions $	(5,157)		$ (77,472)	$(188)	$(233	) $	(902)		$(315)		$(852)
Year Ended October 31, 2015
From net investment income $	(153	) $	(5,432)	$–	$–		$(3	) $	(23	) $	(44)
From net realized gain on
investments	(8,883)		(167,317)	(292)	(435)		(1,874)		(1,375)		(2,429)
Total Dividends and Distributions $	(9,036)		$ (172,749)	$(292)	$(435	) $	(1,877)		$(1,398)		$(2,473)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								LargeCap S&P 500 Index Fund
								Year Ended		Year Ended
								October 31, 2016		October 31, 2015
Operations
Net investment income (loss)									$93,028	$79,574
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements									88,344	133,514
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies									22,907	(14,518)
		Net Increase (Decrease) in Net Assets Resulting from Operations						204,279		198,570

Dividends and Distributions to Shareholders
From net investment income									(83,122)	(68,885)
From net realized gain on investments									(38,990)	(2,702)
					Total Dividends and Distributions			(122,112)		(71,587)

Capital Share Transactions
Net increase (decrease) in capital share transactions									(54,722)	546,355
				Total Increase (Decrease) in Net Assets					27,445	673,338

Net Assets
Beginning of period								4,922,362		4,249,024
End of period (including undistributed net investment income as set forth below)								$4,949,807		$4,922,362
Undistributed (overdistributed) net investment income (loss)									$71,909	$62,433

	Class A	Class C	Class J	Institutional	R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2016
Dollars:
Sold	$62,244	$15,677	$64,514	$454,080	$3,825	$7,981	$37,527	$45,333	$86,535
Reinvested	6,011	573	12,130	84,428	373	577	4,258	4,834	8,736
Redeemed	(52,292)	(7,889)	(72,682)	(580,138)	(7,190)	(9,776)	(67,849)	(81,810)	(74,732)
Net Increase (Decrease)	$15,963	$8,361	$3,962	$(41,630)	$(2,992)	$(1,218)	$ (26,064)	$ (31,643)	$20,539
Shares:
Sold	4,249	1,098	4,482	31,365	265	548	2,595	3,133	5,985
Reinvested	423	41	862	5,953	27	41	299	339	608
Redeemed	(3,613)	(558)	(5,059)	(39,869)	(499)	(662)	(4,659)	(5,692)	(5,077)
Net Increase (Decrease)	1,059	581	285	(2,551)	(207)	(73)	(1,765)	(2,220)	1,516
Year Ended October 31, 2015
Dollars:
Sold	$63,932	$14,630	$68,403	$1,169,162	$5,603	$6,579	$50,069	$60,520	$65,697
Reinvested	3,907	253	8,101	45,292	204	425	2,985	3,424	6,889
Redeemed	(52,171)	(8,424)	(83,082)	(588,085)	(4,197)	(15,153)	(91,167)	(65,456)	(121,985)
Net Increase (Decrease)	$15,668	$6,459	$(6,578)	$ 626,369	$1,610	$(8,149)	$ (38,113)	$(1,512)	$ (49,399)
Shares:
Sold	4,399	1,020	4,765	79,636	389	450	3,442	4,152	4,492
Reinvested	269	18	563	3,123	14	29	205	235	469
Redeemed	(3,587)	(601)	(5,771)	(40,684)	(289)	(1,043)	(6,291)	(4,520)	(8,292)
Net Increase (Decrease)	1,081	437	(443)	42,075	114	(564)	(2,644)	(133)	(3,331)

Distributions:
Year Ended October 31, 2016
From net investment income $	(4,026)	$(312)	$(8,010)	$ (58,778)	$(205)	$(325)	$(2,581)	$(3,112)	$(5,773)
From net realized gain on
investments	(2,126)	(297)	(4,131)	(25,654)	(168)	(252)	(1,677)	(1,722)	(2,963)
Total Dividends and Distributions $	(6,152)	$(609)	$(12,141)	$ (84,432)	$(373)	$(577)	$(4,258)	$(4,834)	$(8,736)
Year Ended October 31, 2015
From net investment income $	(3,815)	$(259)	$(7,772)	$ (43,718)	$(191)	$(400)	$(2,835)	$(3,279)	$(6,616)
From net realized gain on
investments	(165)	(19)	(338)	(1,574)	(13)	(25)	(150)	(145)	(273)
Total Dividends and Distributions $	(3,980)	$(278)	$(8,110)	$ (45,292)	$(204)	$(425)	$(2,985)	$(3,424)	$(6,889)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands										LargeCap Value Fund
									Year Ended		Year Ended
									October 31, 2016		October 31, 2015
Operations
Net investment income (loss)									$	47,585		$54,424
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements										56,849	268,414
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies										(132,928)	(207,988)
		Net Increase (Decrease) in Net Assets Resulting from Operations								(28,494)	114,850

Dividends and Distributions to Shareholders
From net investment income										(50,071)		(57,750)
From net realized gain on investments										(171,070)	(349,771)
						Total Dividends and Distributions				(221,141)	(407,521)

Capital Share Transactions
Net increase (decrease) in capital share transactions										110,174	(974,058)
					Total Increase (Decrease) in Net Assets					(139,461)	(1,266,729)

Net Assets
Beginning of period										2,482,636	3,749,365
End of period (including undistributed net investment income as set forth below)										$2,343,175	$2,482,636
Undistributed (overdistributed) net investment income (loss)									$	39,182		$39,643
	Class A	Class B(a)	Class C		Class J	Class P	Institutional	R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2016
Dollars:
Sold	$6,358	N/A	$988		$4,978	$180	$270,191	$569	$803	$1,008	$612	$1,499
Reinvested	16,673	N/A	558		6,030	22	196,130	112	76	327	191	522
Redeemed	(24,388)	N/A	(2,044)		(11,532)	(211)	(351,572)	(568)	(492)	(1,043)	(1,258)	(4,545)
Net Increase (Decrease)	$(1,357)	N/A	$(498	) $	(524)	$(9)	$114,749	$113	$387	$292	$(455)	$(2,524)
Shares:
Sold	557	N/A	86		444	16	23,847	52	71	88	53	128
Reinvested	1,433	N/A	49		528	2	16,875	10	7	28	17	45
Redeemed	(2,109)	N/A	(182)		(1,024)	(18)	(30,516)	(51)	(42)	(92)	(110)	(384)
Net Increase (Decrease)	(119)	N/A	(47)		(52)	–	10,206	11	36	24	(40)	(211)
Year Ended October 31, 2015
Dollars:
Sold	$9,802	$16	$1,396		$6,826	$227	$299,948	$338	$879	$1,137	$756	$1,319
Reinvested	22,528	140	797		8,344	29	372,853	154	333	522	277	909

Redeemed	(24,631)	(1,528)	(2,311)		(15,227)	(165)	(1,650,721)	(390)	(2,927)	(1,953)	(1,281)	(2,454)
Net Increase (Decrease)	$7,699	$(1,372)	$(118	) $	(57)	$91	$(977,920)	$102	$(1,715)	$(294)	$(248)	$(226)
Shares:
Sold	764	1	112		542	17	22,562	26	70	88	61	103
Reinvested	1,782	11	65		672	3	29,481	12	27	42	22	72
Redeemed	(1,915)	(118)	(185)		(1,208)	(13)	(127,294)	(31)	(235)	(155)	(103)	(192)
Net Increase (Decrease)	631	(106)	(8)		6	7	(75,251)	7	(138)	(25)	(20)	(17)

Distributions:
Year Ended October 31, 2016
From net investment income $	(3,253)	N/A	$(59	) $	(1,198)	$(5)	$(45,316)	$(16)	$(23)	$(58)	$(37)	$(106)
From net realized gain on
investments	(13,810)	N/A	(520)		(4,836)	(17)	(150,814)	(96)	(138)	(269)	(154)	(416)
Total Dividends and Distributions	$ (17,063)	N/A	$(579	) $	(6,034)	$(22)	$(196,130)	$(112)	$(161)	$(327)	$(191)	$(522)
Year Ended October 31, 2015
From net investment income $	(2,533)	$–	$(33	) $	(954)	$(4)	$(53,978)	$(11)	$(39)	$(55)	$(31)	$(112)
From net realized gain on
investments	(20,481)	(144)	(792)		(7,392)	(25)	(318,875)	(143)	(409)	(467)	(246)	(797)
Total Dividends and Distributions	$ (23,014)	$(144)	$(825	) $	(8,346)	$(29)	$(372,853)	$(154)	$(448)	$(522)	$(277)	$(909)

(a)	Class B shares discontinued operations and converted to Class A shares on February 23, 2015.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands												LargeCap Value Fund III
												Year Ended	Year Ended
												October 31, 2016	October 31, 2015
Operations
Net investment income (loss)												$33,757	$36,401
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements												55,398	254,545
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies												(30,631)	(206,245)
		Net Increase (Decrease) in Net Assets Resulting from Operations										58,524	84,701

Dividends and Distributions to Shareholders
From net investment income												(33,414)	(42,941)
From net realized gain on investments												(109,456)	(27,176)
							Total Dividends and Distributions					(142,870)	(70,117)

Capital Share Transactions
Net increase (decrease) in capital share transactions												(89,202)	(1,034,389)
					Total Increase (Decrease) in Net Assets							(173,548)	(1,019,805)

Net Assets
Beginning of period												1,908,341	2,928,146
End of period (including undistributed net investment income as set forth below)												$1,734,793	$1,908,341
Undistributed (overdistributed) net investment income (loss)												$26,867	$26,760

	Class J	Institutional	R-1		R-2		R-3		R-4		R-5
Capital Share Transactions:
Year Ended October 31, 2016
Dollars:
Sold	$3,486	$ 107,210	$564		$911		$1,629		$1,001		$2,397
Reinvested	5,197	135,199	311		210		799		442		705
Redeemed	(9,373)	(324,732)	(1,177)		(2,896)		(2,577)		(1,806)		(6,702)
Net Increase (Decrease)	$(690)	$ (82,323)	$(302	) $	(1,775	) $	(149	) $	(363	) $	(3,600)
Shares:
Sold	239	7,393	39		63		106		68		157
Reinvested	363	9,333	21		15		53		31		48
Redeemed	(646)	(22,098)	(82)		(192)		(169)		(122)		(446)
Net Increase (Decrease)	(44)	(5,372)	(22)		(114)		(10)		(23)		(241)
Year Ended October 31, 2015
Dollars:
Sold	$4,230	$ 328,215	$480		$1,070		$1,091		$1,411		$3,698
Reinvested	1,694	67,490	98		109		290		212		220

Redeemed	(11,846)	(1,418,281)	(1,141)		(1,895)		(4,784)		(4,724)		(2,026)
	$
Net Increase (Decrease)	$(5,922)	(1,022,576)	$(563	) $	(716	) $	(3,403	) $	(3,101	) $	1,892
Shares:
Sold	270	20,552	31		67		67		89		231
Reinvested	109	4,285	6		7		18		13		14
Redeemed	(761)	(89,167)	(72)		(121)		(290)		(296)		(128)
Net Increase (Decrease)	(382)	(64,330)	(35)		(47)		(205)		(194)		117

Distributions:
Year Ended October 31, 2016
From net investment income $	(1,017)	$ (31,977)	$(41	) $	(19	) $	(132	) $	(84	) $	(144)
From net realized gain on
investments	(4,187)	(103,222)	(270)		(191)		(667)		(358)		(561)
Total Dividends and Distributions $	(5,204) $	(135,199)	$(311	) $	(210	) $	(799	) $	(442	) $	(705)
Year Ended October 31, 2015
From net investment income $	(928)	$ (41,516)	$(48	) $	(53	) $	(149	) $	(120	) $	(127)
From net realized gain on
investments	(768)	(25,974)	(51)		(57)		(141)		(92)		(93)
Total Dividends and Distributions $	(1,696)	$ (67,490)	$(99	) $	(110	) $	(290	) $	(212	) $	(220)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands													MidCap Fund
											Year Ended			Year Ended
											October 31, 2016			October 31, 2015
Operations
Net investment income (loss)													$41,620			$11,192
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements											286,978			699,848
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies											123,231			(139,834)
		Net Increase (Decrease) in Net Assets Resulting from Operations									451,829			571,206

Dividends and Distributions to Shareholders
From net investment income													(8,962)			(22,322)
From net realized gain on investments											(639,107)			(448,289)
						Total Dividends and Distributions					(648,069)			(470,611)

Capital Share Transactions
Net increase (decrease) in capital share transactions											544,438			2,186,740
				Total Increase (Decrease) in Net Assets							348,198			2,287,335

Net Assets
Beginning of period											11,152,561			8,865,226
End of period (including undistributed net investment income as set forth below)											$11,500,759			$11,152,561
Undistributed (overdistributed) net investment income (loss)													$44,515			$9,383

	Class A	Class B(a)	Class C	Class J		Class P		Institutional	R-1		R-2		R-3	R-4		R-5
Capital Share Transactions:
Year Ended October 31, 2016
Dollars:
Sold	$555,502	N/A	$17,595	$2,473		$ 1,254,177		$1,484,195	$12,657		$7,537		$23,428	$36,625		$75,620
Reinvested	107,141	N/A	17,054	16,554		121,589		231,889	3,695		1,750		8,705	8,522		18,381

Redeemed	(516,465)	N/A	(60,187)	(30,957)		(1,010,311)		(1,607,133)	(6,878)		(13,827)		(55,445)	(51,584)		(107,864)
Net Increase (Decrease)	$146,178	N/A	$(25,538)	$ (11,930)		$ 365,455		$108,951	$9,474		$(4,540)		$ (23,312)	$(6,437)		$(13,863)
Shares:
Sold	25,906	N/A	907	121		58,898		69,929	641		377		1,137	1,735		3,675
Reinvested	5,265	N/A	903	845		5,892		11,205	192		90		435	413		898
Redeemed	(24,661)	N/A	(3,092)	(1,541)		(47,971)		(75,654)	(349)		(707)		(2,709)	(2,418)		(5,256)
Net Increase (Decrease)	6,510	N/A	(1,282)	(575)		16,819		5,480	484		(240)		(1,137)	(270)		(683)
Year Ended October 31, 2015
Dollars:
Sold	$405,982	$37	$23,655	$4,450		$ 1,040,954		$2,446,404	$30,644		$9,227		$39,289	$67,468		$138,143
Reinvested	83,960	660	14,443	14,862		78,478		157,613	1,793		1,739		7,866	8,154		13,558

Redeemed	(381,011)	(14,582)	(46,427)	(34,547)		(506,905)		(1,152,717)	(6,146)		(17,469)		(55,805)	(90,974)		(96,056)
Net Increase (Decrease)	$108,931	$(13,885)	$(8,329)	$ (15,235)		$ 612,527		$1,451,300	$26,291		$(6,503	) $	(8,650)	$ (15,352)		$55,645
Shares:
Sold	18,059	2	1,130	205		45,954		107,085	1,426		428		1,775	2,964		6,176
Reinvested	3,987	33	730	730		3,668		7,346	89		86		379	382		639
Redeemed	(17,061)	(672)	(2,210)	(1,600)		(22,353)		(50,492)	(288)		(825)		(2,535)	(4,063)		(4,296)
Net Increase (Decrease)	4,985	(637)	(350)	(665)		27,269		63,939	1,227		(311)		(381)	(717)		2,519

Distributions:
Year Ended October 31, 2016
From net investment income	$ –	N/A $	– $	– $		(2,468	) $	(6,494)	$–	$	– $		– $	– $		–
From net realized gain on
investments	(115,062)	N/A	(21,364)	(16,573)		(142,666)		(302,093)	(3,698)		(2,039)		(8,705)	(8,522)		(18,385)
Total Dividends and Distributions	$ (115,062)	N/A	$(21,364)	$ (16,573)		$(145,134)		$ (308,587)	$(3,698)		$(2,039	) $	(8,705)	$(8,522)		$(18,385)
Year Ended October 31, 2015
From net investment income	$ (18) $	– $	– $	(387	) $	(6,017)		$ (15,264)	$–	$	– $		– $	(101	) $	(535)
From net realized gain on
investments	(90,324)	(672)	(18,134)	(14,483)		(88,014)		(203,895)	(1,794)		(2,027)		(7,866)	(8,053)		(13,027)
Total Dividends and Distributions	$ (90,342)	$(672)	$ (18,134)	$ (14,870)		$ (94,031)		$ (219,159)	$(1,794)		$(2,027	) $	(7,866)	$(8,154)		$(13,562)

(a)	Class B shares discontinued operations and converted to Class A shares on February 23, 2015.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								MidCap Growth Fund
								Year Ended	Year Ended
								October 31, 2016	October 31, 2015
Operations
Net investment income (loss)								$245	$(582)
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements								(7,645)	6,893
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies								3,439	557
		Net Increase (Decrease) in Net Assets Resulting from Operations						(3,961)	6,868

Dividends and Distributions to Shareholders
From net realized gain on investments								(3,516)	(19,382)
					Total Dividends and Distributions			(3,516)	(19,382)

Capital Share Transactions
Net increase (decrease) in capital share transactions								(5,790)	55,374
				Total Increase (Decrease) in Net Assets				(13,267)	42,860

Net Assets
Beginning of period								142,998	100,138
End of period (including undistributed net investment income as set forth below)								$129,731	$142,998
Undistributed (overdistributed) net investment income (loss)								$257	$–

	Class J	Institutional	R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2016
Dollars:
Sold	$9,441	$21,128	$377	$1,862	$3,163	$3,544	$4,314
Reinvested	1,778	718	42	54	275	120	377
Redeemed	(22,745)	(15,913)	(654)	(1,688)	(4,647)	(2,328)	(5,008)
Net Increase (Decrease)	$(11,526)	$5,933	$(235)	$228	$(1,209)	$1,336	$(317)
Shares:
Sold	1,744	3,158	66	309	501	555	628
Reinvested	324	105	7	9	42	17	53
Redeemed	(4,236)	(2,350)	(114)	(270)	(714)	(341)	(707)
Net Increase (Decrease)	(2,168)	913	(41)	48	(171)	231	(26)
Year Ended October 31, 2015
Dollars:
Sold	$40,060	$18,888	$473	$2,420	$10,442	$4,974	$4,544
Reinvested	9,699	4,099	281	460	939	430	2,721
Redeemed	(19,483)	(16,245)	(231)	(1,574)	(3,203)	(2,095)	(2,225)
Net Increase (Decrease)	$30,276	$6,742	$523	$1,306	$8,178	$3,309	$5,040
Shares:
Sold	6,646	2,588	76	361	1,496	689	589
Reinvested	1,776	607	49	75	145	64	390
Redeemed	(3,282)	(2,072)	(38)	(241)	(458)	(287)	(286)
Net Increase (Decrease)	5,140	1,123	87	195	1,183	466	693

Distributions:
Year Ended October 31, 2016
From net investment income $	–	$–	$–	$–	$–	$–	$–
From net realized gain on
investments	(1,779)	(830)	(42)	(92)	(276)	(120)	(377)
Total Dividends and Distributions $	(1,779)	$(830)	$(42)	$(92)	$(276)	$(120)	$(377)
Year Ended October 31, 2015
From net investment income $	–	$–	$–	$–	$–	$–	$–
From net realized gain on
investments	(9,699)	(4,718)	(281)	(594)	(939)	(430)	(2,721)
Total Dividends and Distributions $	(9,699)	$(4,718)	$(281)	$(594)	$(939)	$(430)	$(2,721)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands											MidCap Growth Fund III
											Year Ended	Year Ended
											October 31, 2016	October 31, 2015
Operations
Net investment income (loss)											$(800)	$(5,382)
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements											4,761	87,997
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies											(19,583)	(39,916)
		Net Increase (Decrease) in Net Assets Resulting from Operations									(15,622)	42,699

Dividends and Distributions to Shareholders
From net realized gain on investments											(66,578)	(303,330)
						Total Dividends and Distributions					(66,578)	(303,330)

Capital Share Transactions
Net increase (decrease) in capital share transactions											51,031	173,725
				Total Increase (Decrease) in Net Assets							(31,169)	(86,906)

Net Assets
Beginning of period											1,389,656	1,476,562
End of period (including undistributed net investment income as set forth below)											$1,358,487	$1,389,656
Undistributed (overdistributed) net investment income (loss)											$(1,300)	$(3,475)

	Class J	Institutional	R-1	R-2		R-3		R-4		R-5
Capital Share Transactions:
Year Ended October 31, 2016
Dollars:
Sold	$1,966	$230,031	$286	$436		$779		$1,296		$2,007
Reinvested	1,977	62,944	165	185		414		389		504
Redeemed	(5,079)	(232,618)	(1,104)	(1,539)		(3,096)		(3,761)		(5,151)
Net Increase (Decrease)	$(1,136)	$ 60,357	$(653)	$(918)		$(1,903	) $	(2,076	) $	(2,640)
Shares:
Sold	237	23,709	34	51		83		139		197
Reinvested	243	6,530	20	22		45		41		52
Redeemed	(619)	(23,841)	(134)	(173)		(331)		(393)		(516)
Net Increase (Decrease)	(139)	6,398	(80)	(100)		(203)		(213)		(267)
Year Ended October 31, 2015
Dollars:
Sold	$3,213	$219,299	$433	$778		$1,266		$3,528		$3,541
Reinvested	8,568	282,248	741	1,071		3,723		4,659		2,320
Redeemed	(6,338)	(318,909)	(999)	(1,611)		(11,307)		(18,236)		(4,263)
Net Increase (Decrease)	$5,443	$182,638	$175	$238		$(6,318)		$ (10,049) $		1,598
Shares:
Sold	347	19,227	45	79		120		333		327
Reinvested	985	27,726	83	117		380		466		225
Redeemed	(683)	(28,743)	(103)	(166)		(1,106)		(1,785)		(400)
Net Increase (Decrease)	649	18,210	25	30		(606)		(986)		152

Distributions:
Year Ended October 31, 2016
From net investment income $	–	$ –	$–	$–	$	– $		– $		–
From net realized gain on
investments	(1,977)	(62,944)	(165)	(185)		(414)		(389)		(504)
Total Dividends and Distributions $	(1,977)	$ (62,944)	$(165)	$(185)		$(414	) $	(389	) $	(504)
Year Ended October 31, 2015
From net investment income $	–	$ –	$–	$–	$	– $		– $		–
From net realized gain on
investments	(8,568)	(282,248)	(741)	(1,071)		(3,723)		(4,659)		(2,320)
Total Dividends and Distributions $	(8,568)	$ (282,248) $	(741)	$(1,071)		$(3,723	) $	(4,659	) $	(2,320)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands										MidCap S&P 400 Index Fund
										Year Ended	Year Ended
										October 31, 2016	October 31, 2015
Operations
Net investment income (loss)										$16,342	$12,669
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements										73,153	82,408
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies										(25,400)	(61,984)
		Net Increase (Decrease) in Net Assets Resulting from Operations								64,095	33,093

Dividends and Distributions to Shareholders
From net investment income										(13,157)	(11,215)
From net realized gain on investments										(71,785)	(50,566)
							Total Dividends and Distributions			(84,942)	(61,781)

Capital Share Transactions
Net increase (decrease) in capital share transactions										43,009	99,054
					Total Increase (Decrease) in Net Assets					22,162	70,366

Net Assets
Beginning of period										1,184,268	1,113,902
End of period (including undistributed net investment income as set forth below)										$1,206,430	$1,184,268
Undistributed (overdistributed) net investment income (loss)										$12,738	$9,572

	Class J	Institutional	R-1		R-2		R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2016
Dollars:
Sold	$24,560	$153,339	$4,228		$3,246		$25,870	$23,415	$54,468
Reinvested	6,706	46,232	1,255		1,080		7,442	8,117	13,634
Redeemed	(17,352)	(143,974)	(11,959)		(5,567)		(40,811)	(43,118)	(67,802)
Net Increase (Decrease)	$13,914	$55,597	$(6,476)		$(1,241	) $	(7,499)	$(11,586)	$300
Shares:
Sold	1,354	8,325	229		174		1,393	1,254	2,899
Reinvested	391	2,626	72		61		417	455	756
Redeemed	(965)	(7,938)	(649)		(296)		(2,197)	(2,342)	(3,598)
Net Increase (Decrease)	780	3,013	(348)		(61)		(387)	(633)	57
Year Ended October 31, 2015
Dollars:
Sold	$21,275	$171,282	$4,057		$4,022		$37,170	$34,266	$48,651
Reinvested	4,846	30,172	1,033		1,034		6,466	6,043	11,661
Redeemed	(18,645)	(100,146)	(5,789)		(8,163)		(50,508)	(28,670)	(71,003)
Net Increase (Decrease)	$7,476	$101,308	$(699)		$(3,107	) $	(6,872)	$11,639	$(10,691)
Shares:
Sold	1,088	8,668	207		199		1,844	1,694	2,399
Reinvested	258	1,569	54		53		333	310	594
Redeemed	(959)	(5,032)	(292)		(406)		(2,507)	(1,436)	(3,516)
Net Increase (Decrease)	387	5,205	(31)		(154)		(330)	568	(523)

Distributions:
Year Ended October 31, 2016
From net investment income $	(925)	$ (8,215)	$(79)		$(78)		$(782)	$(1,076)	$(2,002)
From net realized gain on
investments	(5,782)	(38,492)	(1,176)		(1,002)		(6,660)	(7,041)	(11,632)
Total Dividends and Distributions $	(6,707)	$ (46,707)	$(1,255	) $	(1,080	) $	(7,442)	$(8,117)	$ (13,634)
Year Ended October 31, 2015
From net investment income $	(752)	$ (6,410)	$(81)		$(96	) $	(845)	$(957)	$(2,074)
From net realized gain on
investments	(4,095)	(24,285)	(952)		(938)		(5,623)	(5,086)	(9,587)
Total Dividends and Distributions $	(4,847)	$ (30,695)	$(1,033)		$(1,034	) $	(6,468)	$(6,043)	$ (11,661)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands													MidCap Value Fund I
													Year Ended	Year Ended
													October 31, 2016	October 31, 2015
Operations
Net investment income (loss)													$19,175	$11,109
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements													1,774	162,905
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies													6,861	(181,247)
		Net Increase (Decrease) in Net Assets Resulting from Operations											27,810	(7,233)

Dividends and Distributions to Shareholders
From net investment income													(12,346)	(9,290)
From net realized gain on investments													(152,143)	(226,569)
								Total Dividends and Distributions					(164,489)	(235,859)

Capital Share Transactions
Net increase (decrease) in capital share transactions													(479,287)	337,821
						Total Increase (Decrease) in Net Assets							(615,966)	94,729

Net Assets
Beginning of period													1,727,793	1,633,064
End of period (including undistributed net investment income as set forth below)													$1,111,827	$1,727,793
Undistributed (overdistributed) net investment income (loss)													$14,242	$7,308

	Class J	Institutional		R-1		R-2		R-3		R-4		R-5
Capital Share Transactions:
Year Ended October 31, 2016
Dollars:
Sold	$4,113	$33,634		$583		$725		$2,454		$4,094		$8,583
Reinvested	6,601	145,283		496		653		2,660		2,523		6,179
Redeemed	(10,169)	(632,412)		(1,561)		(4,613)		(12,299)		(11,494)		(25,320)
Net Increase (Decrease)	$545	$(453,495)		$(482	) $	(3,235	) $	(7,185	) $	(4,877)		$(10,558)
Shares:
Sold	324	2,601		47		59		198		320		662
Reinvested	539	11,725		42		54		218		207		503
Redeemed	(802)	(49,117)		(126)		(356)		(972)		(906)		(1,961)
Net Increase (Decrease)	61	(34,791)		(37)		(243)		(556)		(379)		(796)
Year Ended October 31, 2015
Dollars:
Sold	$10,925	$434,439		$701		$1,721		$6,210		$7,980		$12,187
Reinvested	10,135	202,974		869		1,489		4,615		4,945		10,737
Redeemed	(17,652)	(287,139)		(2,141)		(4,258)		(14,040)		(17,490)		(29,386)
Net Increase (Decrease)	$3,408	$350,274		$(571	) $	(1,048	) $	(3,215	) $	(4,565	) $	(6,462)
Shares:
Sold	726	28,273		49		118		421		527		817
Reinvested	705	13,958		62		106		323		345		744
Redeemed	(1,192)	(19,253)		(147)		(291)		(944)		(1,189)		(1,976)
Net Increase (Decrease)	239	22,978		(36)		(67)		(200)		(317)		(415)

Distributions:
Year Ended October 31, 2016
From net investment income $	(271)	$ (11,612)	$	– $		– $		(43	) $	(96	) $	(324)
From net realized gain on
investments	(6,335)	(133,737)		(496)		(667)		(2,617)		(2,427)		(5,864)
Total Dividends and Distributions $	(6,606)	$ (145,349)		$(496	) $	(667	) $	(2,660	) $	(2,523	) $	(6,188)
Year Ended October 31, 2015
From net investment income $	(146)	$ (8,786)	$	– $		– $		– $		(87	) $	(271)
From net realized gain on
investments	(9,992)	(194,251)		(869)		(1,518)		(4,615)		(4,858)		(10,466)
Total Dividends and Distributions	$ (10,138)	$ (203,037)		$(869	) $	(1,518	) $	(4,615	) $	(4,945)		$ (10,737)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands										MidCap Value Fund III
									Year Ended		Year Ended
									October 31, 2016		October 31, 2015
Operations
Net investment income (loss)									$	18,616		$12,478
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements										8,744		42,793
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies										(18,560)		(44,866)
			Net Increase (Decrease) in Net Assets Resulting from Operations							8,800		10,405

Dividends and Distributions to Shareholders
From net investment income										(12,555)		(11,507)
From net realized gain on investments										(25,650)		(69,078)
						Total Dividends and Distributions				(38,205)		(80,585)

Capital Share Transactions
Net increase (decrease) in capital share transactions										186,357		142,377
					Total Increase (Decrease) in Net Assets					156,952		72,197

Net Assets
Beginning of period										1,052,491		980,294
End of period (including undistributed net investment income as set forth below)										$1,209,443		$1,052,491
Undistributed (overdistributed) net investment income (loss)									$	14,772		$8,971

	Class A	Class J		Class P	Institutional	R-1	R-2	R-3	R-4	R-5	R-6
Capital Share Transactions:
Year Ended October 31, 2016
Dollars:
Sold	$7,210		$3,455	$612	$294,563	$457	$591	$7,948	$7,256	$7,725	$309
Reinvested	431		3,598	12	31,706	48	69	532	640	986	137
Redeemed	(4,204)		(13,248)	(104)	(143,886)	(951)	(835)	(5,819)	(5,134)	(7,070)	(677)
Net Increase (Decrease)	$3,437		$(6,195)	$520	$182,383	$(446)	$(175)	$2,661	$2,762	$1,641	$(231)
Shares:
Sold	399		203	34	16,230	28	35	463	426	448	17
Reinvested	24		213	1	1,771	3	4	31	38	58	8
Redeemed	(236)		(773)	(6)	(7,919)	(56)	(48)	(339)	(301)	(409)	(37)
Net Increase (Decrease)	187		(357)	29	10,082	(25)	(9)	155	163	97	(12)
Year Ended October 31, 2015(a)
Dollars:
Sold	$13,636		$6,321	$131	$228,844	$706	$1,147	$9,217	$9,439	$17,907	$4,658
Reinvested	300		9,585	3	65,902	92	154	825	1,258	2,375	1
Redeemed	(3,438)		(15,454)	(13)	(193,042)	(243)	(604)	(3,169)	(5,298)	(8,260)	(603)
Net Increase (Decrease)	$10,498		$452	$121	$101,704	$555	$697	$6,873	$5,399	$12,022	$4,056
Shares:
Sold	696		338	7	11,430	37	61	492	504	930	232
Reinvested	16		530	–	3,434	5	8	46	69	131	–
Redeemed	(174)		(831)	(1)	(9,523)	(13)	(32)	(170)	(286)	(442)	(31)
Net Increase (Decrease)	538		37	6	5,341	29	37	368	287	619	201

Distributions:
Year Ended October 31, 2016
From net investment income $	(117	) $	(993)	$(8)	$(10,768)	$(9)	$(14)	$(132)	$(177)	$(291)	$(46)
From net realized gain on
investments	(324)		(2,607)	(4)	(20,972)	(39)	(55)	(400)	(463)	(695)	(91)
Total Dividends and Distributions $	(441)		$(3,600)	$(12)	$(31,740)	$(48)	$(69)	$(532)	$(640)	$(986)	$(137)
Year Ended October 31, 2015(a)
From net investment income $	(41	) $	(1,072)	$–	$(9,808)	$(8)	$(13)	$(91)	$(155)	$(319)	$–
From net realized gain on
investments	(264)		(8,513)	(3)	(56,179)	(84)	(141)	(734)	(1,103)	(2,056)	(1)
Total Dividends and Distributions $	(305	) $	(9,585)	$(3)	$(65,987)	$(92)	$(154)	$(825)	$(1,258)	$(2,375)	$(1)

(a)	Period from November 25, 2014, date operations commenced, through October 31, 2015 for R-6 shares.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands							Money Market Fund
							Year Ended	Year Ended
							October 31, 2016	October 31, 2015
Operations
Net investment income (loss)							$93	$–
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements							54	21
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies							–	–
			Net Increase (Decrease) in Net Assets Resulting from Operations				147	21

Dividends and Distributions to Shareholders
From net investment income							(93)	–
						Total Dividends and Distributions	(93)	–

Capital Share Transactions
Net increase (decrease) in capital share transactions							(260,437)	(79,529)
					Total Increase (Decrease) in Net Assets		(260,383)	(79,508)

Net Assets
Beginning of period							1,000,215	1,079,723
End of period (including undistributed net investment income as set forth below)							$739,832	$1,000,215
Undistributed (overdistributed) net investment income (loss)							$54	$–

	Class A	Class B(a)		Class C	Class J	Institutional
Capital Share Transactions:
Year Ended October 31, 2016
Dollars:
Sold	$484,427		N/A	$29,020	$152,393	$139,814
Reinvested	–		N/A	–	–	82
Redeemed	(498,910)		N/A	(29,056)	(138,315)	(399,892)
Net Increase (Decrease)	$(14,483)		N/A	$(36)	$14,078	$(259,996)
Shares:
Sold	484,425		N/A	29,021	152,393	139,814
Reinvested	–		N/A	–	–	82
Redeemed	(498,910)		N/A	(29,056)	(138,314)	(399,892)
Net Increase (Decrease)	(14,485)		N/A	(35)	14,079	(259,996)
Year Ended October 31, 2015
Dollars:
Sold	$606,436		$308	$20,175	$153,936	$279,433
Redeemed	(611,590)		(3,650)	(18,257)	(149,621)	(356,699)
Net Increase (Decrease)	$(5,154	) $	(3,342)	$1,918	$4,315	$(77,266)
Shares:
Sold	606,435		308	20,175	153,936	279,433
Redeemed	(611,590)		(3,649)	(18,257)	(149,621)	(356,699)
Net Increase (Decrease)	(5,155)		(3,341)	1,918	4,315	(77,266)

Distributions:
Year Ended October 31, 2016
From net investment income $	–		N/A	$–	$–	$(93)
From net realized gain on
investments	–		N/A	–	–	–
Total Dividends and Distributions $	–		N/A $	– $	–	$(93)
Year Ended October 31, 2015
From net investment income $	– $		–	$–	$–	$–
From net realized gain on
investments	–		–	–	–	–
Total Dividends and Distributions $	– $		– $	–	$–	$–

(a)	Class B shares discontinued operations and converted to Class A shares on February 23, 2015.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands									Overseas Fund
									Year Ended	Year Ended
									October 31, 2016	October 31, 2015
Operations
Net investment income (loss)									$57,116	$50,160
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements									(52,584)	64,407
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies									(95,763)	(243,014)
			Net Increase (Decrease) in Net Assets Resulting from Operations						(91,231)	(128,447)

Dividends and Distributions to Shareholders
From net investment income									(49,221)	(68,005)
From net realized gain on investments									(50,581)	(123,162)
							Total Dividends and Distributions		(99,802)	(191,167)

Capital Share Transactions
Net increase (decrease) in capital share transactions									617,833	413,990
					Total Increase (Decrease) in Net Assets				426,800	94,376

Net Assets
Beginning of period									2,655,344	2,560,968
End of period (including undistributed net investment income as set forth below)									$3,082,144	$2,655,344
Undistributed (overdistributed) net investment income (loss)									$54,580	$42,825
	Institutional		R-1	R-2	R-3		R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2016
Dollars:
Sold	$792,606		$10	$2	$103		$125	$71
Reinvested	99,758		–	–	10		16	18
Redeemed	(274,746)		–	–	(53)		(25)	(62)
Net Increase (Decrease)	$617,618		$10	$2	$60		$116	$27
Shares:
Sold	85,965		1	–	10		14	9
Reinvested	10,451		–	–	1		2	2
Redeemed	(29,645)		–	–	(5)		(3)	(7)
Net Increase (Decrease)	66,771		1	–	6		13	4
Year Ended October 31, 2015
Dollars:
Sold	$579,730		$–	$1	$80		$24	$71
Reinvested	191,075		1	1	17		32	39
Redeemed	(356,937)		–	–	(33)		(22)	(89)
Net Increase (Decrease)	$413,868		$1	$2	$64		$34	$21
Shares:
Sold	53,135		–	–	7		2	7
Reinvested	18,200		–	–	2		3	3
Redeemed	(32,828)		–	–	(3)		(2)	(8)
Net Increase (Decrease)	38,507		–	–	6		3	2

Distributions:
Year Ended October 31, 2016
From net investment income	$ (49,202)		$–	$–	$(4)		$(7)	$(8)
From net realized gain on
investments	(50,556)		–	–	(6)		(9)	(10)
Total Dividends and Distributions	$ (99,758)	$	– $	– $	(10)		$(16)	$(18)
Year Ended October 31, 2015
From net investment income	$ (67,977)		$–	$–	$(5	) $	(10)	$(13)
From net realized gain on
investments	(123,100)		(1)	(1)	(12)		(22)	(26)
Total Dividends and Distributions	$ (191,077)		$(1)	$(1)	$(17)		$(32)	$(39)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands									Principal Capital Appreciation Fund
									Year Ended		Year Ended
									October 31, 2016		October 31, 2015
Operations
Net investment income (loss)									$	33,366		$34,250
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements										244,368		139,501
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies										(225,461)		(42,417)
		Net Increase (Decrease) in Net Assets Resulting from Operations								52,273		131,334

Dividends and Distributions to Shareholders
From net investment income										(35,363)		(27,638)
From net realized gain on investments										(103,144)		(93,612)
						Total Dividends and Distributions				(138,507)		(121,250)

Capital Share Transactions
Net increase (decrease) in capital share transactions										(90,663)		135,200
					Total Increase (Decrease) in Net Assets					(176,897)		145,284

Net Assets
Beginning of period										2,637,509		2,492,225
End of period (including undistributed net investment income as set forth below)										$2,460,612		$2,637,509
Undistributed (overdistributed) net investment income (loss)									$	25,727		$28,230
	Class A	Class B(a)	Class C		Class P	Institutional	R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2016
Dollars:
Sold	$43,915	N/A	$8,202		$6,436	$65,583	$370	$1,246	$3,629	$2,524	$6,842
Reinvested	46,595	N/A	2,636		1,730	80,281	209	172	1,718	1,153	2,870
Redeemed	(115,065)	N/A	(10,385)		(11,269)	(199,337)	(1,782)	(1,700)	(9,494)	(5,120)	(12,622)
Net Increase (Decrease)	$(24,555)	N/A	$453		$(3,103)	$ (53,473)	$(1,203)	$(282)	$(4,147)	$(1,443)	$(2,910)
Shares:
Sold	784	N/A	179		113	1,146	7	22	64	44	118
Reinvested	832	N/A	58		30	1,412	4	3	31	21	51
Redeemed	(2,032)	N/A	(227)		(197)	(3,460)	(32)	(30)	(167)	(90)	(224)
Net Increase (Decrease)	(416)	N/A	10		(54)	(902)	(21)	(5)	(72)	(25)	(55)
Year Ended October 31, 2015
Dollars:
Sold	$76,728	$64	$10,822		$10,731	$245,276	$657	$673	$5,010	$4,452	$7,660
Issued in acquisitions	113,691	–	–		–	346,764	2,734	2,412	13,768	11,753	17,498
Reinvested	37,350	881	2,060		1,347	74,586	71	94	1,115	731	1,727
Redeemed	(110,173)	(21,520)	(7,178)		(9,891)	(676,905)	(793)	(1,505)	(9,145)	(8,932)	(9,413)
Net Increase (Decrease)	$117,596	$(20,575)	$5,704		$2,187	$(10,279)	$2,669	$1,674	$10,748	$8,004	$17,472
Shares:
Sold	1,308	1	223		186	4,049	11	12	85	75	133
Issued in acquisitions	1,896	–	–		–	5,702	46	40	230	195	289
Reinvested	657	19	44		23	1,291	1	2	20	13	30
Redeemed	(1,893)	(436)	(149)		(170)	(11,369)	(14)	(26)	(156)	(155)	(159)
Net Increase (Decrease)	1,968	(416)	118		39	(327)	44	28	179	128	293

Distributions:
Year Ended October 31, 2016
From net investment income	$ (10,765)	N/A	$(367	) $	(471)	$ (22,362)	$(37)	$(34)	$(351)	$(259)	$(717)
From net realized gain on
investments	(36,737)	N/A	(2,362)		(1,330)	(57,981)	(172)	(148)	(1,367)	(894)	(2,153)
Total Dividends and Distributions	$ (47,502)	N/A	$(2,729)		$(1,801)	$ (80,343)	$(209)	$(182)	$(1,718)	$(1,153)	$(2,870)
Year Ended October 31, 2015
From net investment income	$ (7,551)	$(7)	$(181)		$(358)	$ (18,820)	$(7)	$(11)	$(188)	$(149)	$(366)
From net realized gain on
investments	(30,745)	(898)	(1,972)		(1,167)	(55,813)	(64)	(83)	(927)	(582)	(1,361)
Total Dividends and Distributions	$ (38,296)	$(905)	$(2,153)		$(1,525)	$ (74,633)	$(71)	$(94)	$(1,115)	$(731)	$(1,727)

(a)	Class B shares discontinued operations and converted to Class A shares on February 23, 2015.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands													Principal LifeTime 2010 Fund
													Year Ended		Year Ended
													October 31, 2016		October 31, 2015
Operations
Net investment income (loss)														$23,348	$32,963
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements														31,776	94,814
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies														(18,106)	(118,596)
			Net Increase (Decrease) in Net Assets Resulting from Operations											37,018	9,181

Dividends and Distributions to Shareholders
From net investment income														(23,573)	(32,009)
From net realized gain on investments														(39,912)	–
							Total Dividends and Distributions							(63,485)	(32,009)

Capital Share Transactions
Net increase (decrease) in capital share transactions														(136,728)	(264,638)
					Total Increase (Decrease) in Net Assets									(163,195)	(287,466)

Net Assets
Beginning of period														1,380,415	1,667,881
End of period (including undistributed net investment income as set forth below)														$1,217,220	$1,380,415
Undistributed (overdistributed) net investment income (loss)														$11,215	$11,440

	Class A		Class J	Institutional	R-1		R-2		R-3		R-4		R-5
Capital Share Transactions:
Year Ended October 31, 2016
Dollars:
Sold	$7,066		$27,625	$54,340	$843		$1,234		$7,104		$3,048		$12,607
Reinvested	1,845		11,343	41,177	465		459		2,509		1,652		3,999
Redeemed	(16,242)		(38,136)	(182,282)	(5,637)		(5,151)		(22,091)		(12,353)		(32,152)
Net Increase (Decrease)	$(7,331	) $	832	$(86,765)	$(4,329	) $	(3,458)		$ (12,478)		$(7,653)		$(15,546)
Shares:
Sold	539		2,141	4,203	67		96		552		235		985
Reinvested	144		891	3,221	36		36		198		130		314
Redeemed	(1,264)		(2,952)	(14,035)	(438)		(396)		(1,699)		(963)		(2,480)
Net Increase (Decrease)	(581)		80	(6,611)	(335)		(264)		(949)		(598)		(1,181)
Year Ended October 31, 2015
Dollars:
Sold	$5,419		$31,191	$54,824	$972		$1,549		$10,014		$7,063		$18,368
Reinvested	765		4,865	21,810	184		189		1,159		909		2,116
Redeemed	(6,033)		(38,386)	(287,101)	(3,826)		(5,198)		(20,673)		(28,275)		(36,543)
Net Increase (Decrease)	$151		$(2,330)	$ (210,467)	$(2,670	) $	(3,460	) $	(9,500)		$ (20,303)		$(16,059)
Shares:
Sold	394		2,297	4,027	71		114		742		523		1,358
Reinvested	57		363	1,623	14		14		87		68		158
Redeemed	(441)		(2,833)	(21,078)	(282)		(385)		(1,532)		(2,093)		(2,698)
Net Increase (Decrease)	10		(173)	(15,428)	(197)		(257)		(703)		(1,502)		(1,182)

Distributions:
Year Ended October 31, 2016
From net investment income $	(625	) $	(4,028)	$ (16,027)	$(111	) $	(119	) $	(747	) $	(536	) $	(1,380)
From net realized gain on
investments	(1,240)		(7,331)	(25,150)	(354)		(340)		(1,762)		(1,116)		(2,619)
Total Dividends and Distributions $	(1,865)		$ (11,359)	$ (41,177)	$(465	) $	(459	) $	(2,509	) $	(1,652	) $	(3,999)
Year Ended October 31, 2015
From net investment income $	(770	) $	(4,872)	$ (21,810)	$(184	) $	(189	) $	(1,159	) $	(909	) $	(2,116)
From net realized gain on
investments	–		–	–	–		–		–		–		–
Total Dividends and Distributions $	(770	) $	(4,872)	$ (21,810)	$(184	) $	(189	) $	(1,159	) $	(909	) $	(2,116)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands											Principal LifeTime 2015 Fund
											Year Ended	Year Ended
											October 31, 2016	October 31, 2015
Operations
Net investment income (loss)											$13,840	$20,892
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements											15,728	74,041
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies											(8,305)	(89,493)
		Net Increase (Decrease) in Net Assets Resulting from Operations									21,263	5,440

Dividends and Distributions to Shareholders
From net investment income											(13,464)	(20,329)
From net realized gain on investments											(52,726)	(28,156)
								Total Dividends and Distributions			(66,190)	(48,485)

Capital Share Transactions
Net increase (decrease) in capital share transactions											(26,581)	(246,661)
						Total Increase (Decrease) in Net Assets					(71,508)	(289,706)

Net Assets
Beginning of period											831,826	1,121,532
End of period (including undistributed net investment income as set forth below)											$760,318	$831,826
Undistributed (overdistributed) net investment income (loss)											$6,032	$5,663

	Institutional	R-1		R-2		R-3		R-4		R-5
Capital Share Transactions:
Year Ended October 31, 2016
Dollars:
Sold	$55,460	$983		$1,125		$8,682		$9,511		$16,327
Reinvested	47,947	700		855		6,782		4,064		5,842
Redeemed	(110,578)	(3,336)		(5,239)		(24,406)		(18,906)		(22,394)
Net Increase (Decrease)	$(7,171)	$(1,653	) $	(3,259	) $	(8,942	) $	(5,331	) $	(225)
Shares:
Sold	5,595	102		117		879		962		1,646
Reinvested	4,874	73		89		705		419		601
Redeemed	(11,069)	(340)		(532)		(2,514)		(1,917)		(2,303)
Net Increase (Decrease)	(600)	(165)		(326)		(930)		(536)		(56)
Year Ended October 31, 2015
Dollars:
Sold	$97,299	$1,417		$3,270		$17,263		$13,531		$11,290
Reinvested	34,246	651		670		4,721		3,288		4,909
Redeemed	(351,297)	(4,699)		(5,679)		(21,387)		(26,739)		(29,415)
Net Increase (Decrease)	$(219,752)	$(2,631	) $	(1,739	) $	597		$(9,920)		$ (13,216)
Shares:
Sold	8,954	133		305		1,610		1,250		1,046
Reinvested	3,177	62		63		446		309		460
Redeemed	(31,464)	(441)		(534)		(1,990)		(2,469)		(2,741)
Net Increase (Decrease)	(19,333)	(246)		(166)		66		(910)		(1,235)

Distributions:
Year Ended October 31, 2016
From net investment income	$(10,386)	$(70	) $	(106	) $	(1,082	) $	(714	) $	(1,106)
From net realized gain on
investments	(37,561)	(630)		(749)		(5,700)		(3,350)		(4,736)
Total Dividends and Distributions	$(47,947)	$(700	) $	(855	) $	(6,782	) $	(4,064	) $	(5,842)
Year Ended October 31, 2015
From net investment income	$(14,860)	$(207	) $	(229	) $	(1,757	) $	(1,278	) $	(1,998)
From net realized gain on
investments	(19,386)	(444)		(441)		(2,964)		(2,010)		(2,911)
Total Dividends and Distributions	$(34,246)	$(651	) $	(670	) $	(4,721	) $	(3,288	) $	(4,909)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Principal LifeTime 2020 Fund
								Year Ended		Year Ended
								October 31, 2016		October 31, 2015
Operations
Net investment income (loss)									$103,549	$169,382
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements									124,665	433,313
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies									(75,924)	(551,635)
		Net Increase (Decrease) in Net Assets Resulting from Operations							152,290	51,060

Dividends and Distributions to Shareholders
From net investment income									(98,417)	(155,589)
From net realized gain on investments									(391,213)	(224,960)
					Total Dividends and Distributions				(489,630)	(380,549)

Capital Share Transactions
Net increase (decrease) in capital share transactions									(54,278)	(350,319)
				Total Increase (Decrease) in Net Assets					(391,618)	(679,808)

Net Assets
Beginning of period									6,242,033	6,921,841
End of period (including undistributed net investment income as set forth below)									$5,850,415	$6,242,033
Undistributed (overdistributed) net investment income (loss)								$	41,726	$36,621

	Class A	Class B(a)	Class J	Institutional	R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2016
Dollars:
Sold	$17,377	N/A	$108,532	$228,454	$4,256	$6,588	$27,764	$34,813	$54,728
Reinvested	9,785	N/A	70,393	332,443	3,272	4,077	20,794	14,877	33,507
Redeemed	(34,308)	N/A	(130,878)	(583,484)	(11,458)	(16,128)	(73,660)	(53,114)	(122,908)
Net Increase (Decrease)	$(7,146)	N/A	$48,047	$(22,587)	$(3,930)	$(5,463)	$(25,102)	$(3,424)	$(34,673)
Shares:
Sold	1,316	N/A	8,271	17,449	329	506	2,117	2,661	4,242
Reinvested	751	N/A	5,457	25,634	255	318	1,621	1,156	2,597
Redeemed	(2,668)	N/A	(10,029)	(44,063)	(880)	(1,228)	(5,665)	(4,123)	(9,378)
Net Increase (Decrease)	(601)	N/A	3,699	(980)	(296)	(404)	(1,927)	(306)	(2,539)
Year Ended October 31, 2015
Dollars:
Sold	$22,395	$20	$141,417	$326,478	$5,259	$8,088	$40,163	$36,897	$79,201
Reinvested	6,852	145	50,436	258,319	2,764	3,743	16,679	13,500	27,767
Redeemed	(16,872)	(3,404)	(125,156)	(912,935)	(11,564)	(27,312)	(81,218)	(90,050)	(121,931)
Net Increase (Decrease)	$12,375	$(3,239)	$ 66,697	$(328,138)	$(3,541)	$(15,481)	$(24,376)	$(39,653)	$(14,963)
Shares:
Sold	1,551	1	9,860	22,699	365	565	2,818	2,561	5,520
Reinvested	480	10	3,570	18,196	196	267	1,186	958	1,966
Redeemed	(1,171)	(229)	(8,755)	(62,626)	(812)	(1,927)	(5,660)	(6,321)	(8,546)
Net Increase (Decrease)	860	(218)	4,675	(21,731)	(251)	(1,095)	(1,656)	(2,802)	(1,060)

Distributions:
Year Ended October 31, 2016
From net investment income $	(1,779)	N/A	$(13,154)	$(70,930)	$(356)	$(482)	$(3,136)	$(2,522)	$(6,058)
From net realized gain on
investments	(8,473)	N/A	(57,250)	(261,513)	(2,916)	(3,599)	(17,658)	(12,355)	(27,449)
Total Dividends and Distributions	$(10,252)	N/A	$(70,404)	$(332,443)	$(3,272)	$(4,081)	$(20,794)	$(14,877)	$(33,507)
Year Ended October 31, 2015
From net investment income $	(2,752)	$(38)	$(19,779)	$(108,767)	$(887)	$(1,242)	$(6,010)	$(4,932)	$(11,182)
From net realized gain on
investments	(4,417)	(107)	(30,681)	(149,553)	(1,877)	(2,503)	(10,669)	(8,568)	(16,585)
Total Dividends and Distributions $	(7,169)	$(145)	$(50,460)	$(258,320)	$(2,764)	$(3,745)	$(16,679)	$(13,500)	$(27,767)

(a)	Class B shares discontinued operations and converted to Class A shares on February 23, 2015.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Principal LifeTime 2025 Fund
								Year Ended	Year Ended
								October 31, 2016	October 31, 2015
Operations
Net investment income (loss)								$25,237	$39,472
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements								30,034	123,933
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies								(14,511)	(149,767)
		Net Increase (Decrease) in Net Assets Resulting from Operations						40,760	13,638

Dividends and Distributions to Shareholders
From net investment income								(23,573)	(37,291)
From net realized gain on investments								(102,905)	(48,007)
					Total Dividends and Distributions			(126,478)	(85,298)

Capital Share Transactions
Net increase (decrease) in capital share transactions								221,625	(172,798)
				Total Increase (Decrease) in Net Assets				135,907	(244,458)

Net Assets
Beginning of period								1,556,895	1,801,353
End of period (including undistributed net investment income as set forth below)								$1,692,802	$1,556,895
Undistributed (overdistributed) net investment income (loss)								$8,974	$7,315

	Institutional	R-1	R-2	R-3	R-4		R-5
Capital Share Transactions:
Year Ended October 31, 2016
Dollars:
Sold	$186,839	$2,092	$3,864	$30,459	$29,582		$36,114
Reinvested	93,682	1,185	1,579	13,679	6,259		10,094
Redeemed	(110,683)	(4,182)	(6,919)	(34,196)	(16,139)		(21,684)
Net Increase (Decrease)	$169,838	$(905)	$(1,476)	$9,942	$19,702		$24,524
Shares:
Sold	18,241	208	382	3,003	2,891		3,551
Reinvested	9,201	119	159	1,370	621		998
Redeemed	(10,720)	(412)	(686)	(3,386)	(1,573)		(2,148)
Net Increase (Decrease)	16,722	(85)	(145)	987	1,939		2,401
Year Ended October 31, 2015
Dollars:
Sold	$259,180	$3,154	$6,032	$36,824	$19,806		$29,069
Reinvested	60,784	1,000	1,119	9,150	4,939		8,306
Redeemed	(497,356)	(4,741)	(6,214)	(26,515)	(29,057)		(48,278)
Net Increase (Decrease)	$(177,392)	$(587)	$937	$19,459	$(4,312)		$(10,903)
Shares:
Sold	22,903	282	542	3,307	1,757		2,581
Reinvested	5,438	91	102	832	446		747
Redeemed	(42,548)	(429)	(561)	(2,365)	(2,576)		(4,301)
Net Increase (Decrease)	(14,207)	(56)	83	1,774	(373)		(973)

Distributions:
Year Ended October 31, 2016
From net investment income	$(18,629)	$(110)	$(188)	$(1,945)	$(981	) $	(1,720)
From net realized gain on
investments	(75,053)	(1,075)	(1,391)	(11,734)	(5,278)		(8,374)
Total Dividends and Distributions	$(93,682)	$(1,185)	$(1,579)	$(13,679) $	(6,259)		$(10,094)
Year Ended October 31, 2015
From net investment income	$(27,293)	$(365)	$(415)	$(3,637)	$(2,041)		$(3,540)
From net realized gain on
investments	(33,491)	(635)	(704)	(5,513)	(2,898)		(4,766)
Total Dividends and Distributions	$(60,784)	$(1,000)	$(1,119)	$(9,150)	$(4,939	) $	(8,306)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands										Principal LifeTime 2030 Fund
										Year Ended		Year Ended
										October 31, 2016		October 31, 2015
Operations
Net investment income (loss)											$103,466	$179,033
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements											166,696	491,051
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies											(145,063)	(597,161)
		Net Increase (Decrease) in Net Assets Resulting from Operations									125,099	72,923

Dividends and Distributions to Shareholders
From net investment income											(98,630)	(169,600)
From net realized gain on investments											(467,060)	(256,037)
					Total Dividends and Distributions						(565,690)	(425,637)

Capital Share Transactions
Net increase (decrease) in capital share transactions											322,588	111,425
				Total Increase (Decrease) in Net Assets							(118,003)	(241,289)

Net Assets
Beginning of period											6,695,383	6,936,672
End of period (including undistributed net investment income as set forth below)											$6,577,380	$6,695,383
Undistributed (overdistributed) net investment income (loss)										$	29,441	$24,650

	Class A	Class B(a)	Class J	Institutional	R-1		R-2		R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2016
Dollars:
Sold	$23,216	N/A	$125,927	$390,889	$3,794		$6,686		$36,647	$32,732	$68,029
Reinvested	10,076	N/A	87,462	389,304	3,085		4,269		20,010	16,041	35,053
Redeemed	(32,505)	N/A	(123,301)	(514,828)	(10,761)		(18,458)		(56,163)	(51,103)	(123,513)
Net Increase (Decrease)	$787	N/A	$90,088	$265,365	$(3,882	) $	(7,503	) $	494	$(2,330)	$(20,431)
Shares:
Sold	1,758	N/A	9,556	29,732	292		510		2,778	2,411	5,212
Reinvested	769	N/A	6,708	29,749	238		329		1,538	1,196	2,684
Redeemed	(2,498)	N/A	(9,367)	(38,448)	(822)		(1,371)		(4,253)	(3,801)	(9,317)
Net Increase (Decrease)	29	N/A	6,897	21,033	(292)		(532)		63	(194)	(1,421)
Year Ended October 31, 2015
Dollars:
Sold	$23,703	$11	$160,804	$457,116	$5,798		$8,384		$37,800	$37,797	$85,972
Reinvested	6,976	197	62,802	289,917	2,667		3,987		16,254	14,075	28,497
Redeemed	(15,060)	(3,886)	(125,239)	(695,569)	(10,662)		(22,337)		(66,113)	(82,351)	(110,115)
Net Increase (Decrease)	$15,619	$(3,678)	$98,367	$51,464	$(2,197	) $	(9,966)		$(12,059)	$(30,479)	$4,534
Shares:
Sold	1,612	1	11,006	31,240	396		575		2,602	2,505	5,871
Reinvested	484	13	4,375	20,141	187		279		1,135	956	1,983
Redeemed	(1,023)	(259)	(8,596)	(47,004)	(743)		(1,541)		(4,514)	(5,536)	(7,573)
Net Increase (Decrease)	1,073	(245)	6,785	4,377	(160)		(687)		(777)	(2,075)	281

Distributions:
Year Ended October 31, 2016
From net investment income $	(1,555)	N/A	$(13,905)	$(72,301)	$(254	) $	(403)		$(2,516)	$(2,316)	$(5,380)
From net realized gain on
investments	(8,883)	N/A	(73,580)	(317,003)	(2,831)		(3,871)		(17,494)	(13,725)	(29,673)
Total Dividends and Distributions	$(10,438)	N/A	$(87,485)	$ (389,304)	$(3,085	) $	(4,274)		$(20,010)	$(16,041)	$(35,053)
Year Ended October 31, 2015
From net investment income $	(2,707)	$(56)	$(24,003)	$(118,734)	$(860)		$(1,303)		$(5,737)	$(4,955)	$(11,245)
From net realized gain on
investments	(4,519)	(143)	(38,807)	(171,183)	(1,807)		(2,689)		(10,517)	(9,120)	(17,252)
Total Dividends and Distributions $	(7,226)	$(199)	$(62,810)	$(289,917)	$(2,667	) $	(3,992)		$(16,254)	$(14,075)	$(28,497)

(a)	Class B shares discontinued operations and converted to Class A shares on February 23, 2015.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands							Principal LifeTime 2035 Fund
							Year Ended	Year Ended
							October 31, 2016	October 31, 2015
Operations
Net investment income (loss)							$16,900	$27,919
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements							38,228	58,144
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies							(38,901)	(71,332)
		Net Increase (Decrease) in Net Assets Resulting from Operations					16,227	14,731

Dividends and Distributions to Shareholders
From net investment income							(16,218)	(27,639)
From net realized gain on investments							(45,939)	(41,527)
					Total Dividends and Distributions		(62,157)	(69,166)

Capital Share Transactions
Net increase (decrease) in capital share transactions							137,226	(24,169)
				Total Increase (Decrease) in Net Assets			91,296	(78,604)

Net Assets
Beginning of period							1,198,607	1,277,211
End of period (including undistributed net investment income as set forth below)							$1,289,903	$1,198,607
Undistributed (overdistributed) net investment income (loss)							$3,089	$2,415

	Institutional	R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2016
Dollars:
Sold	$149,510	$2,389	$2,702	$21,557	$21,274	$25,071
Reinvested	47,072	570	699	5,665	3,130	5,021
Redeemed	(78,301)	(2,539)	(4,684)	(27,900)	(17,002)	(17,008)
Net Increase (Decrease)	$118,281	$420	$(1,283)	$(678)	$7,402	$13,084
Shares:
Sold	13,939	226	254	2,025	1,983	2,335
Reinvested	4,354	54	66	531	292	467
Redeemed	(7,156)	(241)	(440)	(2,620)	(1,563)	(1,581)
Net Increase (Decrease)	11,137	39	(120)	(64)	712	1,221
Year Ended October 31, 2015
Dollars:
Sold	$227,039	$2,574	$5,165	$22,820	$17,741	$22,435
Reinvested	49,448	826	869	6,638	4,468	6,917
Redeemed	(311,448)	(4,366)	(4,985)	(14,379)	(23,236)	(32,695)
Net Increase (Decrease)	$(34,961)	$(966)	$1,049	$15,079	$(1,027)	$(3,343)
Shares:
Sold	19,481	225	450	1,980	1,522	1,932
Reinvested	4,311	73	77	587	393	606
Redeemed	(25,802)	(380)	(434)	(1,244)	(2,012)	(2,831)
Net Increase (Decrease)	(2,010)	(82)	93	1,323	(97)	(293)

Distributions:
Year Ended October 31, 2016
From net investment income	$(13,042)	$(76)	$(114)	$(1,104)	$(685)	$(1,197)
From net realized gain on
investments	(34,030)	(494)	(585)	(4,561)	(2,445)	(3,824)
Total Dividends and Distributions	$(47,072)	$(570)	$(699)	$(5,665)	$(3,130)	$(5,021)
Year Ended October 31, 2015
From net investment income	$(20,337)	$(265)	$(291)	$(2,372)	$(1,686)	$(2,688)
From net realized gain on
investments	(29,111)	(561)	(578)	(4,266)	(2,782)	(4,229)
Total Dividends and Distributions	$(49,448)	$(826)	$(869)	$(6,638)	$(4,468)	$(6,917)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands											Principal LifeTime 2040 Fund
											Year Ended		Year Ended
											October 31, 2016		October 31, 2015
Operations
Net investment income (loss)											$	61,355	$114,239
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements												160,470	220,560
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies												(178,217)	(277,215)
		Net Increase (Decrease) in Net Assets Resulting from Operations										43,608	57,584

Dividends and Distributions to Shareholders
From net investment income												(59,284)	(113,278)
From net realized gain on investments												(212,795)	(172,816)
					Total Dividends and Distributions							(272,079)	(286,094)

Capital Share Transactions
Net increase (decrease) in capital share transactions												171,708	174,124
				Total Increase (Decrease) in Net Assets								(56,763)	(54,386)

Net Assets
Beginning of period												4,411,730	4,466,116
End of period (including undistributed net investment income as set forth below)												$4,354,967	$4,411,730
Undistributed (overdistributed) net investment income (loss)											$	8,822	$6,753

	Class A	Class B(a)	Class J	Institutional	R-1		R-2		R-3		R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2016
Dollars:
Sold	$12,944	N/A	$83,356	$312,584	$3,079		$6,320		$21,655		$25,419	$48,919
Reinvested	5,437	N/A	36,801	191,736	1,489		1,907		9,119		7,947	17,542
Redeemed	(19,719)	N/A	(71,622)	(351,709)	(7,109)		(11,156)		(34,410)		(32,559)	(86,262)
Net Increase (Decrease)	$(1,338)	N/A	$48,535	$152,611	$(2,541	) $	(2,929	) $	(3,636	) $	807	$(19,801)
Shares:
Sold	951	N/A	6,066	22,622	226		459		1,586		1,850	3,581
Reinvested	399	N/A	2,678	13,836	109		139		667		580	1,273
Redeemed	(1,492)	N/A	(5,227)	(24,999)	(514)		(793)		(2,501)		(2,386)	(6,162)
Net Increase (Decrease)	(142)	N/A	3,517	11,459	(179)		(195)		(248)		44	(1,308)
Year Ended October 31, 2015
Dollars:
Sold	$17,457	$–	$107,726	$339,995	$3,658		$6,120		$28,503		$33,432	$63,728
Reinvested	5,327	176	37,083	198,779	2,018		2,930		10,433		9,678	19,569
Redeemed	(9,728)	(3,266)	(74,279)	(435,957)	(8,978)		(20,271)		(41,625)		(53,963)	(64,421)
Net Increase (Decrease)	$13,056	$(3,090)	$70,530	$102,817	$(3,302)		$(11,221)		$(2,689)		$(10,853)	$18,876
Shares:
Sold	1,170	–	7,176	22,504	244		409		1,912		2,217	4,226
Reinvested	364	12	2,517	13,392	137		200		711		659	1,324
Redeemed	(654)	(217)	(4,950)	(28,535)	(601)		(1,366)		(2,765)		(3,632)	(4,294)
Net Increase (Decrease)	880	(205)	4,743	7,361	(220)		(757)		(142)		(756)	1,256

Distributions:
Year Ended October 31, 2016
From net investment income $	(1,024)	N/A	$(7,123)	$(44,577)	$(135)		$(207)		$(1,410)		$(1,442)	$(3,366)
From net realized gain on
investments	(4,495)	N/A	(29,685)	(147,159)	(1,354)		(1,712)		(7,709)		(6,505)	(14,176)
Total Dividends and Distributions $	(5,519)	N/A	$(36,808)	$(191,736)	$(1,489)		$(1,919)		$(9,119)		$(7,947)	$(17,542)
Year Ended October 31, 2015
From net investment income $	(2,023)	$(50)	$(13,994)	$ (80,805)	$(646)		$(964)		$(3,689)		$(3,391)	$(7,716)
From net realized gain on
investments	(3,393)	(126)	(23,094)	(117,974)	(1,372)		(1,973)		(6,744)		(6,287)	(11,853)
Total Dividends and Distributions $	(5,416)	$(176)	$(37,088)	$(198,779)	$(2,018)		$(2,937)		$(10,433)		$(9,678)	$(19,569)

(a)	Class B shares discontinued operations and converted to Class A shares on February 23, 2015.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Principal LifeTime 2045 Fund
								Year Ended	Year Ended
								October 31, 2016	October 31, 2015
Operations
Net investment income (loss)								$10,284	$17,190
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements								27,610	31,681
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies								(28,543)	(40,103)
		Net Increase (Decrease) in Net Assets Resulting from Operations						9,351	8,768

Dividends and Distributions to Shareholders
From net investment income								(9,793)	(17,312)
From net realized gain on investments								(28,240)	(24,728)
					Total Dividends and Distributions			(38,033)	(42,040)

Capital Share Transactions
Net increase (decrease) in capital share transactions								133,712	41,635
				Total Increase (Decrease) in Net Assets				105,030	8,363

Net Assets
Beginning of period								745,807	737,444
End of period (including undistributed net investment income as set forth below)								$850,837	$745,807
Undistributed (overdistributed) net investment income (loss)								$1,209	$718

	Institutional	R-1	R-2	R-3	R-4		R-5
Capital Share Transactions:
Year Ended October 31, 2016
Dollars:
Sold	$130,447	$1,532	$2,881	$17,022	$15,590		$20,188
Reinvested	28,478	315	521	3,214	1,691		3,809
Redeemed	(50,561)	(2,132)	(4,430)	(14,018)	(10,153)		(10,682)
Net Increase (Decrease)	$108,364	$(285)	$(1,028)	$6,218	$7,128		$13,315
Shares:
Sold	11,908	144	269	1,579	1,432		1,866
Reinvested	2,577	29	49	297	155		349
Redeemed	(4,554)	(198)	(411)	(1,303)	(914)		(971)
Net Increase (Decrease)	9,931	(25)	(93)	573	673		1,244
Year Ended October 31, 2015
Dollars:
Sold	$153,963	$1,940	$3,121	$16,519	$11,514		$19,829
Reinvested	29,137	572	663	3,534	2,395		5,739
Redeemed	(149,957)	(3,875)	(2,724)	(6,211)	(13,725)		(30,799)
Net Increase (Decrease)	$33,143	$(1,363)	$1,060	$13,842	$184		$(5,231)
Shares:
Sold	12,933	167	269	1,413	976		1,691
Reinvested	2,490	50	58	308	207		496
Redeemed	(12,201)	(332)	(235)	(530)	(1,183)		(2,636)
Net Increase (Decrease)	3,222	(115)	92	1,191	–		(449)

Distributions:
Year Ended October 31, 2016
From net investment income $	(7,798)	$(35)	$(82)	$(626)	$(368)		$(884)
From net realized gain on
investments	(20,680)	(280)	(444)	(2,588)	(1,323)		(2,925)
Total Dividends and Distributions	$(28,478)	$(315)	$(526)	$(3,214)	$(1,691)		$(3,809)
Year Ended October 31, 2015
From net investment income	$(12,319)	$(196)	$(234)	$(1,314)	$(936	) $	(2,313)
From net realized gain on
investments	(16,818)	(376)	(429)	(2,220)	(1,459)		(3,426)
Total Dividends and Distributions	$(29,137)	$(572)	$(663)	$(3,534)	$(2,395)		$(5,739)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands									Principal LifeTime 2050 Fund
									Year Ended		Year Ended
									October 31, 2016		October 31, 2015
Operations
Net investment income (loss)									$	30,761	$57,723
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements										87,592	99,852
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies										(97,582)	(127,882)
		Net Increase (Decrease) in Net Assets Resulting from Operations								20,771	29,693

Dividends and Distributions to Shareholders
From net investment income										(29,751)	(58,299)
From net realized gain on investments										(98,514)	(85,679)
					Total Dividends and Distributions					(128,265)	(143,978)

Capital Share Transactions
Net increase (decrease) in capital share transactions										193,270	199,075
				Total Increase (Decrease) in Net Assets						85,776	84,790

Net Assets
Beginning of period										2,277,112	2,192,322
End of period (including undistributed net investment income as set forth below)										$2,362,888	$2,277,112
Undistributed (overdistributed) net investment income (loss)									$	2,915	$1,907

	Class A	Class B(a)	Class J	Institutional	R-1	R-2		R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2016
Dollars:
Sold	$17,849	N/A	$37,817	$263,023	$3,239	$4,578		$16,056	$16,561	$33,747
Reinvested	3,694	N/A	10,134	95,723	842	1,035		4,034	3,548	9,208
Redeemed	(21,439)	N/A	(27,420)	(182,929)	(4,577)	(6,714)		(15,525)	(19,201)	(50,013)
Net Increase (Decrease)	$104	N/A	$20,531	$175,817	$(496)	$(1,101	) $	4,565	$908	$(7,058)
Shares:
Sold	1,320	N/A	2,865	19,581	245	344		1,204	1,238	2,533
Reinvested	272	N/A	770	7,081	63	77		302	264	684
Redeemed	(1,616)	N/A	(2,095)	(13,345)	(343)	(493)		(1,170)	(1,423)	(3,659)
Net Increase (Decrease)	(24)	N/A	1,540	13,317	(35)	(72)		336	79	(442)
Year Ended October 31, 2015
Dollars:
Sold	$16,619	$–	$47,214	$238,002	$3,496	$4,312		$16,304	$21,461	$47,659
Reinvested	3,923	52	10,688	105,458	1,112	1,875		4,963	4,621	11,238
Redeemed	(9,968)	(969)	(25,127)	(193,924)	(4,309)	(12,902)		(19,677)	(28,992)	(44,054)
Net Increase (Decrease)	$10,574	$(917)	$32,775	$149,536	$299	$(6,715	) $	1,590	$(2,910)	$14,843
Shares:
Sold	1,131	–	3,293	16,236	240	296		1,123	1,458	3,269
Reinvested	271	4	761	7,327	78	132		349	323	784
Redeemed	(673)	(66)	(1,760)	(13,117)	(298)	(905)		(1,347)	(2,011)	(3,018)
Net Increase (Decrease)	729	(62)	2,294	10,446	20	(477)		125	(230)	1,035

Distributions:
Year Ended October 31, 2016
From net investment income $	(733)	N/A	$(1,945)	$ (23,634)	$(88)	$(117	) $	(669)	$(688)	$(1,877)
From net realized gain on
investments	(3,000)	N/A	(8,192)	(72,089)	(754)	(923)		(3,365)	(2,860)	(7,331)
Total Dividends and Distributions $	(3,733)	N/A	$(10,137)	$ (95,723)	$(842)	$(1,040	) $	(4,034)	$(3,548)	$(9,208)
Year Ended October 31, 2015
From net investment income $	(1,512)	$(15)	$(4,048)	$ (43,718)	$(371)	$(643	) $	(1,809)	$(1,612)	$(4,571)
From net realized gain on
investments	(2,446)	(37)	(6,649)	(61,740)	(741)	(1,236)		(3,154)	(3,009)	(6,667)
Total Dividends and Distributions $	(3,958)	$(52) $	(10,697) $	(105,458) $	(1,112)	$(1,879	) $	(4,963)	$(4,621)	$ (11,238)

(a)	Class B shares discontinued operations and converted to Class A shares on February 23, 2015.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands											Principal LifeTime 2055 Fund
											Year Ended	Year Ended
											October 31, 2016	October 31, 2015
Operations
Net investment income (loss)											$3,079	$4,384
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements											8,440	6,897
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies											(7,649)	(9,287)
		Net Increase (Decrease) in Net Assets Resulting from Operations									3,870	1,994

Dividends and Distributions to Shareholders
From net investment income											(2,917)	(4,445)
From net realized gain on investments											(6,784)	(4,967)
								Total Dividends and Distributions			(9,701)	(9,412)

Capital Share Transactions
Net increase (decrease) in capital share transactions											88,735	58,336
						Total Increase (Decrease) in Net Assets					82,904	50,918

Net Assets
Beginning of period											222,384	171,466
End of period (including undistributed net investment income as set forth below)											$305,288	$222,384
Undistributed (overdistributed) net investment income (loss)											$236	$74

Institutional		R-1		R-2		R-3		R-4		R-5
Capital Share Transactions:
Year Ended October 31, 2016
Dollars:
Sold	$75,619	$1,155		$1,349		$8,093		$7,135		$10,389
Reinvested	7,538	80		94		683		480		826
Redeemed	(14,101)	(701)		(1,026)		(2,992)		(3,678)		(2,208)
Net Increase (Decrease)	$69,056	$534		$417		$5,784		$3,937		$9,007
Shares:
Sold	6,696	105		123		729		642		927
Reinvested	661	7		8		61		43		73
Redeemed	(1,229)	(62)		(92)		(275)		(321)		(195)
Net Increase (Decrease)	6,128	50		39		515		364		805
Year Ended October 31, 2015
Dollars:
Sold	$67,177	$948		$1,104		$6,568		$4,680		$10,762
Reinvested	6,891	102		93		631		598		1,097
Redeemed	(26,155)	(566)		(473)		(1,387)		(3,388)		(10,346)
Net Increase (Decrease)	$47,913	$484		$724		$5,812		$1,890		$1,513
Shares:
Sold	5,521	79		93		551		388		895
Reinvested	577	9		8		54		51		93
Redeemed	(2,128)	(48)		(39)		(116)		(288)		(858)
Net Increase (Decrease)	3,970	40		62		489		151		130

Distributions:
Year Ended October 31, 2016
From net investment income $	(2,377)	$(13	) $	(19	) $	(161	) $	(123	) $	(224)
From net realized gain on
investments	(5,161)	(67)		(75)		(522)		(357)		(602)
Total Dividends and Distributions $	(7,538)	$(80	) $	(94	) $	(683	) $	(480	) $	(826)
Year Ended October 31, 2015
From net investment income $	(3,312)	$(41	) $	(39	) $	(274	) $	(269	) $	(510)
From net realized gain on
investments	(3,579)	(61)		(54)		(357)		(329)		(587)
Total Dividends and Distributions $	(6,891)	$(102	) $	(93	) $	(631	) $	(598	) $	(1,097)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands													Principal LifeTime 2060 Fund
													Year Ended	Year Ended
													October 31, 2016	October 31, 2015
Operations
Net investment income (loss)													$1,555	$1,439
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements													3,934	2,055
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies													(3,483)	(3,653)
			Net Increase (Decrease) in Net Assets Resulting from Operations										2,006	(159)

Dividends and Distributions to Shareholders
From net investment income													(1,464)	(1,425)
From net realized gain on investments													(2,084)	(32)
								Total Dividends and Distributions					(3,548)	(1,457)

Capital Share Transactions
Net increase (decrease) in capital share transactions													49,659	60,387
						Total Increase (Decrease) in Net Assets							48,117	58,771

Net Assets
Beginning of period													107,408	48,637
End of period (including undistributed net investment income as set forth below)													$155,525	$107,408
Undistributed (overdistributed) net investment income (loss)													$136	$45
	Class J		Institutional	R-1		R-2		R-3		R-4		R-5
Capital Share Transactions:
Year Ended October 31, 2016
Dollars:
Sold	$2,672		$55,352	$669		$584		$2,435		$2,842		$4,809
Reinvested	137		2,956	16		17		110		108		204
Redeemed	(2,025)		(14,041)	(114)		(343)		(1,098)		(1,582)		(4,049)
Net Increase (Decrease)	$784		$44,267	$571		$258		$1,447		$1,368		$964
Shares:
Sold	232		4,745	58		51		212		245		415
Reinvested	12		252	2		2		9		9		17
Redeemed	(177)		(1,192)	(10)		(30)		(95)		(141)		(341)
Net Increase (Decrease)	67		3,805	50		23		126		113		91
Year Ended October 31, 2015
Dollars:
Sold	$3,699		$61,952	$457		$655		$3,582		$3,557		$5,033
Reinvested	58		1,200	5		7		46		40		101
Redeemed	(1,308)		(13,447)	(113)		(198)		(1,891)		(1,879)		(1,169)
Net Increase (Decrease)	$2,449		$49,705	$349		$464		$1,737		$1,718		$3,965
Shares:
Sold	292		5,000	36		53		291		288		408
Reinvested	5		99	1		1		4		4		9
Redeemed	(109)		(1,101)	(9)		(17)		(155)		(153)		(96)
Net Increase (Decrease)	188		3,998	28		37		140		139		321

Distributions:
Year Ended October 31, 2016
From net investment income $	(51	) $	(1,251)	$(5	) $	(5	) $	(36	) $	(40	) $	(76)
From net realized gain on
investments	(86)		(1,705)	(11)		(12)		(74)		(68)		(128)
Total Dividends and Distributions $	(137	) $	(2,956)	$(16	) $	(17	) $	(110	) $	(108	) $	(204)
Year Ended October 31, 2015
From net investment income $	(57	) $	(1,173)	$(5	) $	(7	) $	(45	) $	(39	) $	(99)
From net realized gain on
investments	(1)		(27)	–		–		(1)		(1)		(2)
Total Dividends and Distributions $	(58	) $	(1,200)	$(5	) $	(7	) $	(46	) $	(40	) $	(101)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands			Principal LifeTime Hybrid 2015 Fund
			Year Ended	Year Ended
			October 31, 2016	October 31, 2015
Operations
Net investment income (loss)			$157	$3
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements			44	(2)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies			165	(31)
		Net Increase (Decrease) in Net Assets Resulting from Operations	366	(30)

Dividends and Distributions to Shareholders
From net investment income			(119)	–
From net realized gain on investments			(1)	–
		Total Dividends and Distributions	(120)	–

Capital Share Transactions
Net increase (decrease) in capital share transactions			4,276	7,716
		Total Increase (Decrease) in Net Assets	4,522	7,686

Net Assets
Beginning of period			7,696	10
End of period (including undistributed net investment income as set forth below)			$12,218	$7,696
Undistributed (overdistributed) net investment income (loss)			$41	$3
	Institutional	R-6
Capital Share Transactions:
Year Ended October 31, 2016
Dollars:
Sold	$6,365	$–
Reinvested	120	–
Redeemed	(2,209)	–
Net Increase (Decrease)	$4,276	$–
Shares:
Sold	645	–
Reinvested	12	–
Redeemed	(222)	–
Net Increase (Decrease)	435	–
Year Ended October 31, 2015(a)
Dollars:
Sold	$7,856	$10
Redeemed	(150)	–
Net Increase (Decrease)	$7,706	$10
Shares:
Sold	794	1
Redeemed	(16)	–
Net Increase (Decrease)	778	1

Distributions:
Year Ended October 31, 2016
From net investment income $	(119)	$–
From net realized gain on
investments	(1)	–
Total Dividends and Distributions $	(120)	$–
Year Ended October 31, 2015(a)
From net investment income $	–	$–
From net realized gain on
investments	–	–
Total Dividends and Distributions $	–	$–

(a)	Period from August 24, 2015, date operations commenced, through October 31, 2015 for R-6 shares.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands			Principal LifeTime Hybrid 2020 Fund
			Year Ended	Year Ended
			October 31, 2016	October 31, 2015
Operations
Net investment income (loss)			$486	$6
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements			169	(16)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies			490	(72)
		Net Increase (Decrease) in Net Assets Resulting from Operations	1,145	(82)

Dividends and Distributions to Shareholders
From net investment income			(382)	–
		Total Dividends and Distributions	(382)	–

Capital Share Transactions
Net increase (decrease) in capital share transactions			19,341	23,520
		Total Increase (Decrease) in Net Assets	20,104	23,438

Net Assets
Beginning of period			23,448	10
End of period (including undistributed net investment income as set forth below)			$43,552	$23,448
Undistributed (overdistributed) net investment income (loss)			$110	$6
	Institutional	R-6
Capital Share Transactions:
Year Ended October 31, 2016
Dollars:
Sold	$21,986	$–
Reinvested	382	–
Redeemed	(3,027)	–
Net Increase (Decrease)	$19,341	$–
Shares:
Sold	2,212	–
Reinvested	39	–
Redeemed	(304)	–
Net Increase (Decrease)	1,947	–
Year Ended October 31, 2015(a)
Dollars:
Sold	$24,528	$10
Redeemed	(1,018)	–
Net Increase (Decrease)	$23,510	$10
Shares:
Sold	2,463	1
Redeemed	(104)	–
Net Increase (Decrease)	2,359	1

Distributions:
Year Ended October 31, 2016
From net investment income $	(382)	$–
From net realized gain on
investments	–	–
Total Dividends and Distributions $	(382)	$–
Year Ended October 31, 2015(a)
From net investment income $	–	$–
From net realized gain on
investments	–	–
Total Dividends and Distributions $	–	$–

(a)	Period from August 24, 2015, date operations commenced, through October 31, 2015 for R-6 shares.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands			Principal LifeTime Hybrid 2025 Fund
			Year Ended	Year Ended
			October 31, 2016	October 31, 2015
Operations
Net investment income (loss)			$66	$2
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements			30	1
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies			155	(28)
		Net Increase (Decrease) in Net Assets Resulting from Operations	251	(25)

Dividends and Distributions to Shareholders
From net investment income			(50)	–
From net realized gain on investments			(2)	–
		Total Dividends and Distributions	(52)	–

Capital Share Transactions
Net increase (decrease) in capital share transactions			9,958	2,732
		Total Increase (Decrease) in Net Assets	10,157	2,707

Net Assets
Beginning of period			2,717	10
End of period (including undistributed net investment income as set forth below)			$12,874	$2,717
Undistributed (overdistributed) net investment income (loss)			$18	$2
	Institutional	R-6
Capital Share Transactions:
Year Ended October 31, 2016
Dollars:
Sold	$11,383	$–
Reinvested	52	–
Redeemed	(1,477)	–
Net Increase (Decrease)	$9,958	$–
Shares:
Sold	1,141	–
Reinvested	5	–
Redeemed	(147)	–
Net Increase (Decrease)	999	–
Year Ended October 31, 2015(a)
Dollars:
Sold	$3,253	$10
Redeemed	(531)	–
Net Increase (Decrease)	$2,722	$10
Shares:
Sold	323	1
Redeemed	(52)	–
Net Increase (Decrease)	271	1

Distributions:
Year Ended October 31, 2016
From net investment income $	(50)	$–
From net realized gain on
investments	(2)	–
Total Dividends and Distributions $	(52)	$–
Year Ended October 31, 2015(a)
From net investment income $	–	$–
From net realized gain on
investments	–	–
Total Dividends and Distributions $	–	$–

(a)	Period from August 24, 2015, date operations commenced, through October 31, 2015 for R-6 shares.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands			Principal LifeTime Hybrid 2030 Fund
			Year Ended	Year Ended
			October 31, 2016	October 31, 2015
Operations
Net investment income (loss)			$462	$2
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements			210	(1)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies			295	(57)
		Net Increase (Decrease) in Net Assets Resulting from Operations	967	(56)

Dividends and Distributions to Shareholders
From net investment income			(407)	–
From net realized gain on investments			(1)	–
		Total Dividends and Distributions	(408)	–

Capital Share Transactions
Net increase (decrease) in capital share transactions			20,112	25,165
		Total Increase (Decrease) in Net Assets	20,671	25,109

Net Assets
Beginning of period			25,119	10
End of period (including undistributed net investment income as set forth below)			$45,790	$25,119
Undistributed (overdistributed) net investment income (loss)			$57	$2
	Institutional	R-6
Capital Share Transactions:
Year Ended October 31, 2016
Dollars:
Sold	$22,148	$–
Reinvested	408	–
Redeemed	(2,444)	–
Net Increase (Decrease)	$20,112	$–
Shares:
Sold	2,205	–
Reinvested	42	–
Redeemed	(253)	–
Net Increase (Decrease)	1,994	–
Year Ended October 31, 2015(a)
Dollars:
Sold	$25,763	$10
Redeemed	(608)	–
Net Increase (Decrease)	$25,155	$10
Shares:
Sold	2,572	1
Redeemed	(60)	–
Net Increase (Decrease)	2,512	1

Distributions:
Year Ended October 31, 2016
From net investment income $	(407)	$–
From net realized gain on
investments	(1)	–
Total Dividends and Distributions $	(408)	$–
Year Ended October 31, 2015(a)
From net investment income $	–	$–
From net realized gain on
investments	–	–
Total Dividends and Distributions $	–	$–

(a)	Period from August 24, 2015, date operations commenced, through October 31, 2015 for R-6 shares.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands			Principal LifeTime Hybrid 2035 Fund
			Year Ended	Year Ended
			October 31, 2016	October 31, 2015
Operations
Net investment income (loss)			$60	$1
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements			40	–
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies			81	(32)
		Net Increase (Decrease) in Net Assets Resulting from Operations	181	(31)

Dividends and Distributions to Shareholders
From net investment income			(55)	–
		Total Dividends and Distributions	(55)	–

Capital Share Transactions
Net increase (decrease) in capital share transactions			6,530	3,247
		Total Increase (Decrease) in Net Assets	6,656	3,216

Net Assets
Beginning of period			3,226	10
End of period (including undistributed net investment income as set forth below)			$9,882	$3,226
Undistributed (overdistributed) net investment income (loss)			$6	$1
	Institutional	R-6
Capital Share Transactions:
Year Ended October 31, 2016
Dollars:
Sold	$7,639	$–
Reinvested	55	–
Redeemed	(1,164)	–
Net Increase (Decrease)	$6,530	$–
Shares:
Sold	757	–
Reinvested	6	–
Redeemed	(114)	–
Net Increase (Decrease)	649	–
Year Ended October 31, 2015(a)
Dollars:
Sold	$3,290	$10
Redeemed	(53)	–
Net Increase (Decrease)	$3,237	$10
Shares:
Sold	325	1
Redeemed	(5)	–
Net Increase (Decrease)	320	1

Distributions:
Year Ended October 31, 2016
From net investment income $	(55)	$–
From net realized gain on
investments	–	–
Total Dividends and Distributions $	(55)	$–
Year Ended October 31, 2015(a)
From net investment income $	–	$–
From net realized gain on
investments	–	–
Total Dividends and Distributions $	–	$–

(a)	Period from August 24, 2015, date operations commenced, through October 31, 2015 for R-6 shares.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands			Principal LifeTime Hybrid 2040 Fund
			Year Ended	Year Ended
			October 31, 2016	October 31, 2015
Operations
Net investment income (loss)			$233	$–
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements			151	(8)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies			89	(38)
		Net Increase (Decrease) in Net Assets Resulting from Operations	473	(46)

Dividends and Distributions to Shareholders
From net investment income			(217)	–
From net realized gain on investments			(1)	–
		Total Dividends and Distributions	(218)	–

Capital Share Transactions
Net increase (decrease) in capital share transactions			10,024	13,539
		Total Increase (Decrease) in Net Assets	10,279	13,493

Net Assets
Beginning of period			13,503	10
End of period (including undistributed net investment income as set forth below)			$23,782	$13,503
Undistributed (overdistributed) net investment income (loss)			$16	$–
	Institutional	R-6
Capital Share Transactions:
Year Ended October 31, 2016
Dollars:
Sold	$11,266	$–
Reinvested	218	–
Redeemed	(1,460)	–
Net Increase (Decrease)	$10,024	$–
Shares:
Sold	1,109	–
Reinvested	23	–
Redeemed	(146)	–
Net Increase (Decrease)	986	–
Year Ended October 31, 2015(a)
Dollars:
Sold	$13,946	$10
Redeemed	(417)	–
Net Increase (Decrease)	$13,529	$10
Shares:
Sold	1,385	1
Redeemed	(42)	–
Net Increase (Decrease)	1,343	1

Distributions:
Year Ended October 31, 2016
From net investment income $	(217)	$–
From net realized gain on
investments	(1)	–
Total Dividends and Distributions $	(218)	$–
Year Ended October 31, 2015(a)
From net investment income $	–	$–
From net realized gain on
investments	–	–
Total Dividends and Distributions $	–	$–

(a)	Period from August 24, 2015, date operations commenced, through October 31, 2015 for R-6 shares.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands			Principal LifeTime Hybrid 2045 Fund
			Year Ended	Year Ended
			October 31, 2016	October 31, 2015
Operations
Net investment income (loss)			$38	$–
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements			25	(1)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies			–	(24)
		Net Increase (Decrease) in Net Assets Resulting from Operations	63	(25)

Dividends and Distributions to Shareholders
From net investment income			(34)	–
		Total Dividends and Distributions	(34)	–

Capital Share Transactions
Net increase (decrease) in capital share transactions			4,303	1,920
		Total Increase (Decrease) in Net Assets	4,332	1,895

Net Assets
Beginning of period			1,905	10
End of period (including undistributed net investment income as set forth below)			$6,237	$1,905
Undistributed (overdistributed) net investment income (loss)			$4	$–
	Institutional	R-6
Capital Share Transactions:
Year Ended October 31, 2016
Dollars:
Sold	$4,497	$–
Reinvested	34	–
Redeemed	(228)	–
Net Increase (Decrease)	$4,303	$–
Shares:
Sold	441	–
Reinvested	3	–
Redeemed	(22)	–
Net Increase (Decrease)	422	–
Year Ended October 31, 2015(a)
Dollars:
Sold	$1,926	$10
Redeemed	(16)	–
Net Increase (Decrease)	$1,910	$10
Shares:
Sold	190	1
Redeemed	(2)	–
Net Increase (Decrease)	188	1

Distributions:
Year Ended October 31, 2016
From net investment income $	(34)	$–
From net realized gain on
investments	–	–
Total Dividends and Distributions $	(34)	$–
Year Ended October 31, 2015(a)
From net investment income $	–	$–
From net realized gain on
investments	–	–
Total Dividends and Distributions $	–	$–

(a)	Period from August 24, 2015, date operations commenced, through October 31, 2015 for R-6 shares.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands				Principal LifeTime Hybrid 2050 Fund
				Year Ended	Year Ended
				October 31, 2016	October 31, 2015
Operations
Net investment income (loss)				$131	$1
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements				92	(1)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies				64	(18)
			Net Increase (Decrease) in Net Assets Resulting from Operations	287	(18)

Dividends and Distributions to Shareholders
From net investment income				(122)	(1)
			Total Dividends and Distributions	(122)	(1)

Capital Share Transactions
Net increase (decrease) in capital share transactions				4,891	7,556
			Total Increase (Decrease) in Net Assets	5,056	7,537

Net Assets
Beginning of period				7,547	10
End of period (including undistributed net investment income as set forth below)				$12,603	$7,547
Undistributed (overdistributed) net investment income (loss)				$9	$–
	Institutional		R-6
Capital Share Transactions:
Year Ended October 31, 2016
Dollars:
Sold	$5,448		$–
Reinvested	122		–
Redeemed	(679)		–
Net Increase (Decrease)	$4,891		$–
Shares:
Sold	540		–
Reinvested	13		–
Redeemed	(69)		–
Net Increase (Decrease)	484		–
Year Ended October 31, 2015(a)
Dollars:
Sold	$7,557		$10
Redeemed	(11)		–
Net Increase (Decrease)	$7,546		$10
Shares:
Sold	749		1
Redeemed	(1)		–
Net Increase (Decrease)	748		1

Distributions:
Year Ended October 31, 2016
From net investment income $	(122	) $	–
From net realized gain on
investments	–		–
Total Dividends and Distributions $	(122	) $	–
Year Ended October 31, 2015(a)
From net investment income $	(1	) $	–
From net realized gain on
investments	–		–
Total Dividends and Distributions $	(1	) $	–

(a)	Period from August 24, 2015, date operations commenced, through October 31, 2015 for R-6 shares.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in dollars				Principal LifeTime Hybrid 2055 Fund
				Year Ended	Year Ended
				October 31, 2016	October 31, 2015
Operations
Net investment income (loss)				$7,228	$536
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements				5,228	(384)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies				6,468	(4,151)
			Net Increase (Decrease) in Net Assets Resulting from Operations	18,924	(3,999)

Dividends and Distributions to Shareholders
From net investment income				(6,267)	(467)
From net realized gain on investments				(65)	–
			Total Dividends and Distributions	(6,332)	(467)

Capital Share Transactions
Net increase (decrease) in capital share transactions				1,538,631	356,774
			Total Increase (Decrease) in Net Assets	1,551,223	352,308

Net Assets
Beginning of period				362,545	10,237
End of period (including undistributed net investment income as set forth below)				$1,913,768	$362,545
Undistributed (overdistributed) net investment income (loss)				$1,031	$70
	Institutional		R-6
Capital Share Transactions:
Year Ended October 31, 2016
Dollars:
Sold	$1,661,973		$–
Reinvested	6,162		170
Redeemed	(129,674)		–
Net Increase (Decrease)	$1,538,461		$170
Shares:
Sold	163,265		–
Reinvested	635		17
Redeemed	(12,696)		–
Net Increase (Decrease)	151,204		17
Year Ended October 31, 2015(a)
Dollars:
Sold	$367,869
Reinvested	467		$ 10,000–
Redeemed	(21,562)		–
Net Increase (Decrease)	$346,774		$ 10,000
Shares:
Sold	36,210		1,072
Reinvested	47		–
Redeemed	(2,285)		–
Net Increase (Decrease)	33,972		1,072

Distributions:
Year Ended October 31, 2016
From net investment income $	(6,099	) $	(168)
From net realized gain on
investments	(63)		(2)
Total Dividends and Distributions $	(6,162	)$	(170)
Year Ended October 31, 2015(a)
From net investment income $	(467	) $	–
From net realized gain on
investments	–		–
Total Dividends and Distributions $	(467	) $	–

(a)	Period from August 24, 2015, date operations commenced, through October 31, 2015 for R-6 shares.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in dollars			Principal LifeTime Hybrid 2060 Fund
			Year Ended	Year Ended
			October 31, 2016	October 31, 2015
Operations
Net investment income (loss)			$2,680	$477
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements			2,063	46
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies			12,125	593
		Net Increase (Decrease) in Net Assets Resulting from Operations	16,868	1,116

Dividends and Distributions to Shareholders
From net investment income			(2,328)	(467)
From net realized gain on investments			(49)	–
		Total Dividends and Distributions	(2,377)	(467)

Capital Share Transactions
Net increase (decrease) in capital share transactions			296,568	129,073
		Total Increase (Decrease) in Net Assets	311,059	129,722

Net Assets
Beginning of period			139,959	10,237
End of period (including undistributed net investment income as set forth below)			$451,018	$139,959
Undistributed (overdistributed) net investment income (loss)			$363	$11
Institutional		R-6
Capital Share Transactions:
Year Ended October 31, 2016
Dollars:
Sold	$326,648	$–
Reinvested	2,205	172
Redeemed	(32,457)	–
Net Increase (Decrease)	$296,396	$172
Shares:
Sold	33,143	–
Reinvested	227	17
Redeemed	(3,172)	–
Net Increase (Decrease)	30,198	17
Year Ended October 31, 2015(a)
Dollars:
Sold	$118,831	$10,000
Reinvested	467	–
Redeemed	(225)	–
Net Increase (Decrease)	$119,073	$10,000
Shares:
Sold	11,814	1,072
Reinvested	47	–
Redeemed	(22)	–
Net Increase (Decrease)	11,839	1,072

Distributions:
Year Ended October 31, 2016
From net investment income $	(2,160)	$(168)
From net realized gain on
investments	(45)	(4)
Total Dividends and Distributions $	(2,205)	$(172)
Year Ended October 31, 2015(a)
From net investment income $	(467)	$–
From net realized gain on
investments	–	–
Total Dividends and Distributions $	(467)	$–

(a)	Period from August 24, 2015, date operations commenced, through October 31, 2015 for R-6 shares.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

			Principal LifeTime
Amounts in thousands			Hybrid Income Fund
			Year Ended	Year Ended
			October 31, 2016	October 31, 2015
Operations
Net investment income (loss)			$71	$1
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements			5	1
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies			37	(3)
		Net Increase (Decrease) in Net Assets Resulting from Operations	113	(1)

Dividends and Distributions to Shareholders
From net investment income			(41)	–
From net realized gain on investments			(1)	–
		Total Dividends and Distributions	(42)	–

Capital Share Transactions
Net increase (decrease) in capital share transactions			5,899	2,805
		Total Increase (Decrease) in Net Assets	5,970	2,804

Net Assets
Beginning of period			2,814	10
End of period (including undistributed net investment income as set forth below)			$8,784	$2,814
Undistributed (overdistributed) net investment income (loss)			$31	$1
	Institutional	R-6
Capital Share Transactions:
Year Ended October 31, 2016
Dollars:
Sold	$6,850	$–
Reinvested	42	–
Redeemed	(993)	–
Net Increase (Decrease)	$5,899	$–
Shares:
Sold	684	–
Reinvested	4	–
Redeemed	(100)	–
Net Increase (Decrease)	588	–
Year Ended October 31, 2015(a)
Dollars:
Sold	$3,152	$10
Redeemed	(357)	–
Net Increase (Decrease)	$2,795	$10
Shares:
Sold	321	1
Redeemed	(36)	–
Net Increase (Decrease)	285	1

Distributions:
Year Ended October 31, 2016
From net investment income $	(41)	$–
From net realized gain on
investments	(1)	–
Total Dividends and Distributions $	(42)	$–
Year Ended October 31, 2015(a)
From net investment income $	–	$–
From net realized gain on
investments	–	–
Total Dividends and Distributions $	–	$–

(a)	Period from August 24, 2015, date operations commenced, through October 31, 2015 for R-6 shares.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

																	Principal LifeTime
Amounts in thousands															Strategic Income Fund
															Year Ended			Year Ended
															October 31, 2016			October 31, 2015
Operations
Net investment income (loss)														$			13,376	$16,166
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements																	5,473	29,583
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies																	5,328	(43,118)
			Net Increase (Decrease) in Net Assets Resulting from Operations														24,177	2,631

Dividends and Distributions to Shareholders
From net investment income																	(13,535)	(15,567)
								Total Dividends and Distributions									(13,535)	(15,567)

Capital Share Transactions
Net increase (decrease) in capital share transactions																	(43,823)	(71,881)
						Total Increase (Decrease) in Net Assets											(33,181)	(84,817)

Net Assets
Beginning of period															719,973			804,790
End of period (including undistributed net investment income as set forth below)															$686,792			$719,973
Undistributed (overdistributed) net investment income (loss)														$			7,581	$7,740
	Class A	Class B(a)		Class J		Institutional		R-1		R-2		R-3			R-4		R-5
Capital Share Transactions:
Year Ended October 31, 2016
Dollars:
Sold	$11,417		N/A	$8,985		$63,932		$905		$1,102		$4,729			$4,532		$8,920
Reinvested	488		N/A	1,412		10,042		55		82		404			267		774
Redeemed	(20,849)		N/A	(12,427)		(95,007)		(2,314)		(2,446)		(8,000)			(5,665)		(15,161)
Net Increase (Decrease)	$(8,944)		N/A	$(2,030	) $	(21,033	) $	(1,354	) $	(1,262	) $	(2,867	) $		(866	) $	(5,467)
Shares:
Sold	954		N/A	762		5,354		76		92		399			383		747
Reinvested	41		N/A	122		863		5		7		35			23		66
Redeemed	(1,728)		N/A	(1,047)		(7,945)		(194)		(204)		(679)			(483)		(1,278)
Net Increase (Decrease)	(733)		N/A	(163)		(1,728)		(113)		(105)		(245)			(77)		(465)
Year Ended October 31, 2015
Dollars:
Sold	$4,277		$–	$19,119		$63,088		$855		$1,267		$5,478			$7,840		$9,964
Reinvested	517		3	1,417		11,655		84		104		519			337		921
Redeemed	(5,858)		(340)	(15,780)		(133,822)		(2,952)		(3,633)		(11,566)			(12,649)		(12,726)
Net Increase (Decrease)	$(1,064	) $	(337)	$4,756		$(59,079	) $	(2,013	) $	(2,262	) $	(5,569	) $		(4,472	) $	(1,841)
Shares:
Sold	351		–	1,585		5,199		71		105		456			647		821
Reinvested	43		–	119		972		7		9		44			28		77
Redeemed	(479)		(27)	(1,309)		(11,040)		(243)		(300)		(961)			(1,049)		(1,052)
Net Increase (Decrease)	(85)		(27)	395		(4,869)		(165)		(186)		(461)			(374)		(154)

Distributions:
Year Ended October 31, 2016
From net investment income $	(498)		N/A	$(1,413	) $	(10,042	) $	(55	) $	(82	) $	(404	) $		(267	) $	(774)
From net realized gain on
investments	–		N/A	–		–		–		–		–			–		–
Total Dividends and Distributions $	(498)		N/A	$(1,413	) $	(10,042	) $	(55	) $	(82	) $	(404	) $		(267	) $	(774)
Year Ended October 31, 2015
From net investment income $	(527	) $	(3)	$(1,417	) $	(11,655	) $	(84	) $	(104	) $	(519	) $		(337	) $	(921)
From net realized gain on
investments	–		–	–		–		–		–		–			–		–
Total Dividends and Distributions $	(527	) $	(3)	$(1,417	) $	(11,655	) $	(84	) $	(104	) $	(519	) $		(337	) $	(921)

(a)	Class B shares discontinued operations and converted to Class A shares on February 23, 2015.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Real Estate Securities Fund
								Year Ended			Year Ended
								October 31, 2016			October 31, 2015
Operations
Net investment income (loss)								$	35,672	$	31,884
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements									94,268		133,162
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies									(15,113)		(35,358)
		Net Increase (Decrease) in Net Assets Resulting from Operations							114,827		129,688

Dividends and Distributions to Shareholders
From net investment income									(39,649)		(30,710)
From net realized gain on investments									(131,482)		(20,461)
					Total Dividends and Distributions				(171,131)		(51,171)

Capital Share Transactions
Net increase (decrease) in capital share transactions									596,107		257,056
				Total Increase (Decrease) in Net Assets					539,803		335,573

Net Assets
Beginning of period									2,370,286		2,034,713
End of period (including undistributed net investment income as set forth below)									$2,910,089		$2,370,286
Undistributed (overdistributed) net investment income (loss)								$	–	$	3,293

	Class A	Class B(a)	Class C	Class J	Class P	Institutional	R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2016
Dollars:
Sold	$164,156	N/A	$18,844	$33,553	$89,142	$689,683	$4,333	$11,408	$22,315	$26,749	$67,043
Reinvested	18,272	N/A	2,492	12,615	5,094	91,878	445	884	4,408	6,214	10,640
Redeemed	(93,555)	N/A	(9,783)	(30,669)	(37,937)	(378,312)	(2,832)	(9,205)	(25,603)	(51,145)	(45,020)
Net Increase (Decrease)	$88,873	N/A	$11,553	$15,499	$56,299	$403,249	$1,946	$3,087	$1,120	$(18,182)	$32,663
Shares:
Sold	7,019	N/A	819	1,471	3,830	29,765	189	516	981	1,178	2,987
Reinvested	814	N/A	113	576	225	4,074	20	41	201	287	487
Redeemed	(4,046)	N/A	(431)	(1,362)	(1,653)	(16,440)	(125)	(415)	(1,123)	(2,344)	(2,021)
Net Increase (Decrease)	3,787	N/A	501	685	2,402	17,399	84	142	59	(879)	1,453
Year Ended October 31, 2015
Dollars:
Sold	$171,316	$65	$16,496	$34,665	$69,916	$561,722	$2,386	$7,413	$27,701	$54,787	$53,147
Reinvested	4,797	38	439	4,061	1,153	28,961	125	279	1,204	1,651	3,941
Redeemed	(101,123)	(4,007)	(10,057)	(49,090)	(42,082)	(430,645)	(2,930)	(8,893)	(23,329)	(33,484)	(83,567)
Net Increase (Decrease)	$74,990	$(3,904)	$6,878	$(10,364)	$28,987	$160,038	$(419)	$(1,201)	$5,576	$22,954	$(26,479)
Shares:
Sold	7,277	3	722	1,522	2,980	24,308	104	332	1,222	2,483	2,355
Reinvested	211	2	20	183	51	1,274	5	13	54	75	178
Redeemed	(4,414)	(168)	(443)	(2,205)	(1,849)	(18,856)	(130)	(405)	(1,031)	(1,517)	(3,772)
Net Increase (Decrease)	3,074	(163)	299	(500)	1,182	6,726	(21)	(60)	245	1,041	(1,239)

Distributions:
Year Ended October 31, 2016
From net investment income $	(4,030)	N/A	$(276)	$(2,659)	$(1,494)	$ (26,681)	$(65)	$(194)	$(772)	$(1,015)	$(2,463)
From net realized gain on
investments	(16,174)	N/A	(2,380)	(9,967)	(4,121)	(80,441)	(380)	(1,005)	(3,636)	(5,199)	(8,179)
Total Dividends and Distributions $	(20,204)	N/A	$(2,656) $	(12,626) $	(5,615)	$ (107,122)	$(445)	$(1,199)	$(4,408)	$(6,214) $	(10,642)
Year Ended October 31, 2015
From net investment income $	(3,001)	$(4)	$(138)	$(2,217)	$(864)	$ (20,461)	$(50)	$(151)	$(619)	$(947)	$(2,258)
From net realized gain on
investments	(2,088)	(35)	(339)	(1,848)	(447)	(12,483)	(75)	(174)	(585)	(704)	(1,683)
Total Dividends and Distributions $	(5,089)	$(39)	$(477)	$(4,065)	$(1,311)	$ (32,944)	$(125)	$(325)	$(1,204)	$(1,651)	$(3,941)

(a)	Class B shares discontinued operations and converted to Class A shares on February 23, 2015.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands									SAM Balanced Portfolio
									Year Ended			Year Ended
									October 31, 2016			October 31, 2015
Operations
Net investment income (loss)										$69,643			$92,235
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements										91,607		306,172
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies										(33,252)		(347,591)
		Net Increase (Decrease) in Net Assets Resulting from Operations							127,998				50,816

Dividends and Distributions to Shareholders
From net investment income										(68,032)			(94,484)
From net realized gain on investments									(302,643)			(114,369)
					Total Dividends and Distributions				(370,675)			(208,853)

Capital Share Transactions
Net increase (decrease) in capital share transactions									138,523			111,957
				Total Increase (Decrease) in Net Assets					(104,154)				(46,080)

Net Assets
Beginning of period									4,863,352			4,909,432
End of period (including undistributed net investment income as set forth below)									$4,759,198			$4,863,352
Undistributed (overdistributed) net investment income (loss)										$1,595			$–

	Class A	Class B(a)	Class C	Class J	Class P	Institutional	R-1		R-2	R-3		R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2016
Dollars:
Sold	$171,257	N/A	$90,544	$141,261	$11,843	$66,157	$667		$786	$18,627		$6,479	$16,533
Reinvested	158,612	N/A	52,448	79,100	393	62,778	269		368	5,002		2,969	5,599
Redeemed	(302,764)	N/A	(119,159)	(156,172)	(4,505)	(108,627)	(1,633)		(1,698)	(16,186)		(16,058)	(26,367)
Net Increase (Decrease)	$27,105	N/A	$23,833	$64,189	$7,731	$20,308	$(697	) $	(544)	$7,443		$(6,610)	$(4,235)
Shares:
Sold	11,566	N/A	6,180	9,807	805	4,528	46		56	1,280		447	1,119
Reinvested	10,853	N/A	3,643	5,572	27	4,351	19		26	348		206	389
Redeemed	(20,398)	N/A	(8,160)	(10,863)	(313)	(7,467)	(112)		(114)	(1,100)		(1,096)	(1,782)
Net Increase (Decrease)	2,021	N/A	1,663	4,516	519	1,412	(47)		(32)	528		(443)	(274)
Year Ended October 31, 2015(b)
Dollars:
Sold	$297,970	$187	$131,222	$147,888	$4,130	$109,627	$595		$1,349	$15,803		$8,254	$18,056
Reinvested	87,837	2,542	25,846	43,921	4	36,411	171		333	2,588		2,337	5,053
Redeemed	(277,000)	(79,100)	(102,666)	(145,800)	(372)	(127,425)	(1,555)		(5,244)	(9,607)		(24,695)	(56,703)
Net Increase (Decrease)	$108,807	$(76,371)	$54,402	$46,009	$3,762	$18,613	$(789	) $	(3,562)	$8,784	$	(14,104)	$(33,594)
Shares:
Sold	18,474	12	8,257	9,448	267	7,003	38		85	995		521	1,153
Reinvested	5,532	160	1,647	2,844	–	2,323	11		21	166		149	323
Redeemed	(17,237)	(4,861)	(6,462)	(9,341)	(24)	(8,023)	(98)		(328)	(608)		(1,558)	(3,692)
Net Increase (Decrease)	6,769	(4,689)	3,442	2,951	243	1,303	(49)		(222)	553		(888)	(2,216)

Distributions:
Year Ended October 31, 2016
From net investment income	$ (29,853)	N/A	$(5,441)	$(16,255)	$(104)	$(13,836)	$(34	) $	(53)	$(843)		$(516)	$(1,097)
From net realized gain on
investments	(130,829)	N/A	(47,951)	(62,954)	(289)	(48,956)	(235)		(315)	(4,159)		(2,453)	(4,502)
Total Dividends and Distributions	$(160,682)	N/A	$(53,392)	$(79,209)	$(393)	$(62,792)	$(269	) $	(368)	$(5,002)		$(2,969)	$(5,599)
Year Ended October 31, 2015(b)
From net investment income	$(40,952)	$(861)	$(9,266)	$(20,597)	$(4)	$(18,112)	$(64	) $	(129)	$(1,119)		$(1,012)	$(2,368)
From net realized gain on
investments	(48,036)	(1,720)	(17,140)	(23,370)	–	(18,313)	(107)		(204)	(1,469)		(1,325)	(2,685)
Total Dividends and Distributions	$(88,988)	$(2,581)	$(26,406)	$(43,967)	$(4)	$(36,425)	$(171	) $	(333)	$(2,588)		$(2,337)	$(5,053)

(a)	Class B shares discontinued operations and converted to Class A shares on February 23, 2015.
(b)	Period from August 24, 2015, date operations commenced, through October 31, 2015 for Class P shares.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								SAM Conservative Balanced Portfolio
								Year Ended		Year Ended
								October 31, 2016		October 31, 2015
Operations
Net investment income (loss)									$34,138		$35,688
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements									15,395		66,318
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies									5,028		(88,490)
		Net Increase (Decrease) in Net Assets Resulting from Operations							54,561		13,516

Dividends and Distributions to Shareholders
From net investment income									(33,702)		(36,898)
From net realized gain on investments									(66,439)		(26,236)
					Total Dividends and Distributions			(100,141)			(63,134)

Capital Share Transactions
Net increase (decrease) in capital share transactions								104,160			76,968
				Total Increase (Decrease) in Net Assets					58,580		27,350

Net Assets
Beginning of period								1,677,415		1,650,065
End of period (including undistributed net investment income as set forth below)								$1,735,995		$1,677,415
Undistributed (overdistributed) net investment income (loss)									$1,812		$1,388

	Class A	Class B(a)	Class C	Class J	Class P	Institutional	R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2016
Dollars:
Sold	$76,070	N/A	$42,521	$97,429	$8,190	$57,523	$647	$242	$3,507	$3,274	$8,875
Reinvested	30,037	N/A	13,509	32,989	115	18,678	157	78	993	1,038	1,728
Redeemed	(92,044)	N/A	(49,351)	(87,455)	(1,786)	(42,602)	(1,212)	(616)	(5,364)	(6,497)	(6,513)
Net Increase (Decrease)	$14,063	N/A	$6,679	$42,963	$6,519	$33,599	$(408)	$(296)	$(864)	$(2,185)	$4,090
Shares:
Sold	6,593	N/A	3,733	8,517	709	5,172	56	22	307	287	781
Reinvested	2,635	N/A	1,200	2,927	10	1,652	14	7	88	92	153
Redeemed	(7,982)	N/A	(4,329)	(7,702)	(153)	(3,728)	(108)	(54)	(472)	(569)	(566)
Net Increase (Decrease)	1,246	N/A	604	3,742	566	3,096	(38)	(25)	(77)	(190)	368
Year Ended October 31, 2015(b)
Dollars:
Sold	$99,927	$125	$60,353	$97,001	$1,938	$44,564	$589	$743	$4,522	$6,453	$10,344
Reinvested	18,746	333	7,540	20,833	4	12,027	96	85	734	782	1,418
Redeemed	(82,165)	(13,686)	(38,241)	(94,285)	(67)	(46,140)	(488)	(1,995)	(7,537)	(9,413)	(18,172)
Net Increase (Decrease)	$36,508	$(13,228)	$29,652	$23,549	$1,875	$10,451	$197	$(1,167)	$(2,281)	$(2,178)	$(6,410)
Shares:
Sold	8,174	10	4,987	8,025	164	3,703	49	62	373	533	856
Reinvested	1,550	28	629	1,741	–	1,002	8	7	61	65	118
Redeemed	(6,736)	(1,107)	(3,165)	(7,811)	(6)	(3,813)	(41)	(164)	(623)	(776)	(1,527)
Net Increase (Decrease)	2,988	(1,069)	2,451	1,955	158	892	16	(95)	(189)	(178)	(553)

Distributions:
Year Ended October 31, 2016
From net investment income	$(10,257)	N/A	$(3,337)	$(11,621)	$(60)	$(7,126)	$(39)	$(21)	$(297)	$(328)	$(616)
From net realized gain on
investments	(20,247)	N/A	(10,478)	(21,414)	(55)	(11,552)	(118)	(57)	(696)	(710)	(1,112)
Total Dividends and Distributions	$(30,504)	N/A	$(13,815)	$(33,035)	$(115)	$ (18,678)	$(157)	$(78)	$(993)	$(1,038)	$(1,728)
Year Ended October 31, 2015(b)
From net investment income $	$(11,290)	(138)	$(3,823)	$(12,395)	$(4)	$(7,453)	$(50)	$(44)	$(404)	$(446)	$(851)
From net realized gain on
investments	(7,770)	(202)	(3,907)	(8,463)	–	(4,574)	(46)	(41)	(330)	(336)	(567)
Total Dividends and Distributions	$(19,060)	$(340)	$(7,730)	$(20,858)	$(4)	$(12,027)	$(96)	$(85)	$(734)	$(782)	$(1,418)

(a)	Class B shares discontinued operations and converted to Class A shares on February 23, 2015.
(b)	Period from August 24, 2015, date operations commenced, through October 31, 2015 for Class P shares.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								SAM Conservative Growth Portfolio
								Year Ended		Year Ended
								October 31, 2016		October 31, 2015
Operations
Net investment income (loss)									$28,574		$51,222
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements									76,481	297,635
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies									(48,392)	(316,879)
		Net Increase (Decrease) in Net Assets Resulting from Operations							56,663		31,978

Dividends and Distributions to Shareholders
From net investment income									(25,969)		(52,728)
From net realized gain on investments								(290,387)		(102,365)
					Total Dividends and Distributions			(316,356)		(155,093)

Capital Share Transactions
Net increase (decrease) in capital share transactions									73,979		34,828
				Total Increase (Decrease) in Net Assets				(185,714)			(88,287)

Net Assets
Beginning of period								3,184,432		3,272,719
End of period (including undistributed net investment income as set forth below)								$2,998,718		$3,184,432
Undistributed (overdistributed) net investment income (loss)									$3,807		$1,202

	Class A	Class B(a)	Class C	Class J	Class P	Institutional	R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2016
Dollars:
Sold	$86,515	N/A	$43,844	$59,168	$4,632	$23,568	$439	$630	$4,319	$3,896	$9,034
Reinvested	145,641	N/A	51,979	51,098	340	54,023	305	478	2,864	1,891	4,531
Redeemed	(200,706)	N/A	(81,691)	(76,209)	(1,609)	(85,897)	(1,092)	(1,923)	(7,075)	(8,807)	(10,207)
Net Increase (Decrease)	$31,450	N/A	$14,132	$34,057	$3,363	$(8,306)	$(348)	$(815)	$108	$(3,020)	$3,358
Shares:
Sold	5,283	N/A	2,853	3,691	289	1,449	29	42	273	244	555
Reinvested	9,023	N/A	3,445	3,263	21	3,406	19	31	183	120	288
Redeemed	(12,202)	N/A	(5,318)	(4,797)	(100)	(5,352)	(69)	(120)	(444)	(539)	(614)
Net Increase (Decrease)	2,104	N/A	980	2,157	210	(497)	(21)	(47)	12	(175)	229
Year Ended October 31, 2015(b)
Dollars:
Sold	$192,880	$128	$67,814	$72,559	$2,909	$62,339	$711	$1,627	$6,561	$6,067	$12,921
Reinvested	69,639	2,102	23,076	24,520	–	26,906	192	392	1,226	1,179	4,218
Redeemed	(193,303)	(59,776)	(70,964)	(77,500)	(73)	(72,993)	(1,812)	(4,943)	(3,635)	(10,305)	(49,834)
Net Increase (Decrease)	$69,216	$(57,546)	$19,926	$19,579	$2,836	$16,252	$(909)	$(2,924)	$4,152	$(3,059)	$(32,695)
Shares:
Sold	10,439	7	3,896	4,056	165	3,510	39	91	365	337	725
Reinvested	3,843	120	1,351	1,392	–	1,510	11	22	70	66	238
Redeemed	(10,520)	(3,287)	(4,090)	(4,340)	(4)	(4,044)	(103)	(275)	(203)	(576)	(2,875)
Net Increase (Decrease)	3,762	(3,160)	1,157	1,108	161	976	(53)	(162)	232	(173)	(1,912)

Distributions:
Year Ended October 31, 2016
From net investment income	$(12,787)	N/A	$(1,026)	$(4,969)	$(39)	$(6,411)	$(7)	$(12)	$(201)	$(147)	$(370)
From net realized gain on
investments	(134,556)	N/A	(52,427)	(46,145)	(301)	(47,624)	(298)	(468)	(2,663)	(1,744)	(4,161)
Total Dividends and Distributions	$(147,343)	N/A	$(53,453)	$(51,114)	$(340)	$(54,035)	$(305)	$(480)	$(2,864)	$(1,891)	$(4,531)
Year Ended October 31, 2015(b)
From net investment income	$(24,700)	$(348)	$(5,773)	$(8,800)	$–	$(10,601)	$(52)	$(117)	$(388)	$(412)	$(1,537)
From net realized gain on
investments	(45,829)	(1,779)	(18,013)	(15,731)	–	(16,312)	(140)	(275)	(838)	(767)	(2,681)
Total Dividends and Distributions	$(70,529)	$(2,127)	$(23,786)	$(24,531)	$–	$(26,913)	$(192)	$(392)	$(1,226)	$(1,179)	$(4,218)

(a)	Class B shares discontinued operations and converted to Class A shares on February 23, 2015.
(b)	Period from August 24, 2015, date operations commenced, through October 31, 2015 for Class P shares.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								SAM Flexible Income Portfolio
								Year Ended		Year Ended
								October 31, 2016		October 31, 2015
Operations
Net investment income (loss)									$61,267		$55,748
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements									5,461		56,598
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies									27,616	(111,997)
		Net Increase (Decrease) in Net Assets Resulting from Operations							94,344		349

Dividends and Distributions to Shareholders
From net investment income									(61,873)		(54,855)
From net realized gain on investments									(56,712)		(21,877)
					Total Dividends and Distributions			(118,585)			(76,732)

Capital Share Transactions
Net increase (decrease) in capital share transactions								300,691		261,763
				Total Increase (Decrease) in Net Assets				276,450		185,380

Net Assets
Beginning of period								2,255,466		2,070,086
End of period (including undistributed net investment income as set forth below)								$2,531,916		$2,255,466
Undistributed (overdistributed) net investment income (loss)									$470		$1,092
	Class A	Class B(a)	Class C	Class J	Class P	Institutional	R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2016
Dollars:
Sold	$220,837	N/A	$79,400	$279,814	$9,471	$23,807	$534	$79	$1,269	$1,972	$6,022
Reinvested	43,611	N/A	15,191	46,955	416	9,525	35	39	465	388	921
Redeemed	(177,952)	N/A	(70,425)	(142,909)	(2,577)	(34,726)	(139)	(230)	(3,598)	(4,032)	(3,472)
Net Increase (Decrease)	$86,496	N/A	$24,166	$183,860	$7,310	$(1,394)	$430	$(112)	$(1,864)	$(1,672)	$3,471
Shares:
Sold	18,535	N/A	6,744	23,660	788	2,013	45	7	108	167	510
Reinvested	3,709	N/A	1,308	4,022	36	812	3	3	40	33	79
Redeemed	(15,044)	N/A	(5,988)	(12,179)	(218)	(2,936)	(12)	(19)	(308)	(339)	(294)
Net Increase (Decrease)	7,200	N/A	2,064	15,503	606	(111)	36	(9)	(160)	(139)	295
Year Ended October 31, 2015(b)
Dollars:
Sold	$222,826	$126	$97,577	$250,254	$4,676	$31,072	$161	$416	$3,322	$2,276	$4,492
Reinvested	29,207	307	9,283	28,565	11	7,076	23	32	375	383	780
Redeemed	(175,907)	(16,876)	(58,992)	(125,499)	(71)	(34,505)	(224)	(715)	(3,737)	(6,527)	(8,424)
Net Increase (Decrease)	$76,126	$(16,443)	$47,868	$153,320	$4,616	$3,643	$(40)	$(267)	$(40)	$(3,868)	$(3,152)
Shares:
Sold	17,909	10	7,925	20,289	386	2,513	13	33	267	184	363
Reinvested	2,357	25	756	2,323	1	573	2	3	31	31	63
Redeemed	(14,180)	(1,342)	(4,802)	(10,197)	(6)	(2,795)	(18)	(57)	(302)	(527)	(692)
Net Increase (Decrease)	6,086	(1,307)	3,879	12,415	381	291	(3)	(21)	(4)	(312)	(266)

Distributions:
Year Ended October 31, 2016
From net investment income	$(23,117)	N/A	$(6,785)	$(25,610)	$(235)	$(5,179)	$(17)	$(18)	$(216)	$(192)	$(504)
From net realized gain on
investments	(21,175)	N/A	(8,654)	(21,453)	(181)	(4,348)	(18)	(21)	(249)	(196)	(417)
Total Dividends and Distributions	$(44,292)	N/A	$(15,439)	$(47,063)	$(416)	$(9,527)	$(35)	$(39)	$(465)	$(388)	$(921)
Year Ended October 31, 2015(b)
From net investment income $	$(21,358)	(146)	$(6,118)	$(20,889)	$(11)	$(5,225)	$(15)	$(22)	$(257)	$(258)	$(556)
From net realized gain on
investments	(8,287)	(167)	(3,335)	(7,749)	–	(1,854)	(8)	(10)	(118)	(125)	(224)
Total Dividends and Distributions	$(29,645) $	(313)	$(9,453)	$(28,638)	$(11)	$(7,079)	$(23)	$(32)	$(375)	$(383)	$(780)

(a)	Class B shares discontinued operations and converted to Class A shares on February 23, 2015.
(b)	Period from August 24, 2015, date operations commenced, through October 31, 2015 for Class P shares.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands									SAM Strategic Growth Portfolio
									Year Ended				Year Ended
									October 31, 2016				October 31, 2015
Operations
Net investment income (loss)											$19,137				$35,133
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements											55,773		225,188
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies											(58,963)		(242,500)
		Net Increase (Decrease) in Net Assets Resulting from Operations									15,947				17,821

Dividends and Distributions to Shareholders
From net investment income											(17,512)				(34,985)
From net realized gain on investments									(220,872)						(94,070)
					Total Dividends and Distributions				(238,384)				(129,055)

Capital Share Transactions
Net increase (decrease) in capital share transactions											85,379				30,241
				Total Increase (Decrease) in Net Assets					(137,058)						(80,993)

Net Assets
Beginning of period									1,932,184				2,013,177
End of period (including undistributed net investment income as set forth below)									$1,795,126				$1,932,184
Undistributed (overdistributed) net investment income (loss)											$7,196				$5,580
	Class A	Class B(a)	Class C	Class J	Class P	Institutional	R-1		R-2		R-3		R-4		R-5
Capital Share Transactions:
Year Ended October 31, 2016
Dollars:
Sold	$56,757	N/A	$24,229	$28,430	$1,970	$14,861	$309		$294		$3,302		$2,934		$4,913
Reinvested	119,346	N/A	39,680	34,991	186	34,074	391		342		2,180		1,704		2,940
Redeemed	(134,054)	N/A	(47,623)	(43,623)	(948)	(41,877)	(1,324)		(986)		(4,003)		(5,703)		(8,313)
Net Increase (Decrease)	$42,049	N/A	$16,286	$19,798	$1,208	$7,058	$(624	) $	(350	) $	1,479		$(1,065	) $	(460)
Shares:
Sold	3,155	N/A	1,464	1,610	110	829	18		17		183		169		274
Reinvested	6,683	N/A	2,421	2,020	11	1,945	23		20		126		98		170
Redeemed	(7,416)	N/A	(2,871)	(2,483)	(53)	(2,366)	(77)		(56)		(221)		(320)		(472)
Net Increase (Decrease)	2,422	N/A	1,014	1,147	68	408	(36)		(19)		88		(53)		(28)
Year Ended October 31, 2015(b)
Dollars:
Sold	$127,786	$82	$38,193	$37,020	$1,439	$30,909	$659		$1,514		$4,399		$6,720		$9,769
Reinvested	62,495	2,452	19,822	18,748	–	18,927	258		294		1,126		1,260		2,320
Redeemed	(128,375)	(46,920)	(45,000)	(45,191)	(98)	(48,080)	(1,791)		(3,557)		(4,305)		(12,775)		(19,859)
Net Increase (Decrease)	$61,906	$(44,386)	$13,015	$10,577	$1,341	$1,756	$(874)		$(1,749	) $	1,220		$(4,795)		$(7,770)
Shares:
Sold	6,059	4	1,958	1,809	72	1,540	31		74		216		327		480
Reinvested	3,030	127	1,034	933	–	934	13		15		56		62		115
Redeemed	(6,132)	(2,341)	(2,304)	(2,216)	(5)	(2,337)	(88)		(173)		(212)		(622)		(1,018)
Net Increase (Decrease)	2,957	(2,210)	688	526	67	137	(44)		(84)		60		(233)		(423)

Distributions:
Year Ended October 31, 2016
From net investment income $	(9,395)	N/A	$(1,000)	$(2,992)	$(19)	$(3,582)	$(15)		$(11	) $	(142)		$(123)		$(233)
From net realized gain on
investments	(111,444)	N/A	(39,596)	(32,003)	(167)	(30,629)	(376)		(331)		(2,038)		(1,581)		(2,707)
Total Dividends and Distributions	$(120,839)	N/A	$(40,596)	$ (34,995) $	(186)	$(34,211)	$(391)		$(342	) $	(2,180)		$(1,704)		$(2,940)
Year Ended October 31, 2015(b)
From net investment income	$(17,786)	$(350)	$(3,981)	$(5,395)	$–	$(6,050)	$(49)		$(69	) $	(288	) $	(337)		$(680)
From net realized gain on
investments	(45,478)	(2,128)	(16,319)	(13,354)	–	(12,956)	(209)		(225)		(838)		(923)		(1,640)
Total Dividends and Distributions	$(63,264)	$(2,478)	$(20,300)	$(18,749)	$–	$(19,006)	$(258)		$(294	) $	(1,126)		$(1,260)		$(2,320)

(a)	Class B shares discontinued operations and converted to Class A shares on February 23, 2015.
(b)	Period from August 24, 2015, date operations commenced, through October 31, 2015 for Class P shares.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Short-Term Income Fund
								Year Ended			Year Ended
								October 31, 2016			October 31, 2015
Operations
Net investment income (loss)								$	52,795			$41,638
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements									4,016			459
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies									11,973			(13,080)
		Net Increase (Decrease) in Net Assets Resulting from Operations							68,784			29,017

Dividends and Distributions to Shareholders
From net investment income										(56,092)		(41,019)
From net realized gain on investments										(93)		(651)
					Total Dividends and Distributions					(56,185)		(41,670)

Capital Share Transactions
Net increase (decrease) in capital share transactions									275,302			289,518
				Total Increase (Decrease) in Net Assets					287,901			276,865

Net Assets
Beginning of period									2,815,041			2,538,176
End of period (including undistributed net investment income as set forth below)									$3,102,942			$2,815,041
Undistributed (overdistributed) net investment income (loss)								$	467			$3,774
	Class A	Class C	Class J	Class P	Institutional	R-1	R-2	R-3	R-4		R-5
Capital Share Transactions:
Year Ended October 31, 2016
Dollars:
Sold	$190,850	$30,913	$48,815	$135,426	$596,548	$417	$1,285	$23,623	$3,336		$5,256
Reinvested	4,964	674	2,326	1,534	44,106	14	28	180	214		198
Redeemed	(154,599)	(30,120)	(31,818)	(89,689)	(483,517)	(335)	(941)	(14,119)		(4,440)	(5,827)
Net Increase (Decrease)	$41,215	$1,467	$19,323	$47,271	$157,137	$96	$372	$9,684	$(890	) $	(373)
Shares:
Sold	15,665	2,539	4,013	11,119	48,980	34	106	1,933	274		431
Reinvested	408	55	191	126	3,622	1	2	15	17		16
Redeemed	(12,696)	(2,473)	(2,616)	(7,372)	(39,711)	(27)	(77)	(1,156)		(366)	(480)
Net Increase (Decrease)	3,377	121	1,588	3,873	12,891	8	31	792		(75)	(33)
Year Ended October 31, 2015
Dollars:
Sold	$143,071	$26,015	$37,156	$89,972	$720,313	$498	$602	$4,762	$3,769		$5,638
Reinvested	3,484	389	1,570	947	33,356	9	17	126	183		147
Redeemed	(124,474)	(31,401)	(34,235)	(76,490)	(499,955)	(734)	(592)	(7,883)		(4,110)	(2,632)
Net Increase (Decrease)	$22,081	$(4,997)	$4,491	$14,429	$253,714	$(227)	$27	$(2,995)	$(158	) $	3,153
Shares:
Sold	11,717	2,129	3,043	7,364	58,984	41	49	390	309		461
Reinvested	285	32	129	78	2,732	1	2	10	15		12
Redeemed	(10,189)	(2,569)	(2,804)	(6,263)	(40,933)	(60)	(49)	(645)		(337)	(215)
Net Increase (Decrease)	1,813	(408)	368	1,179	20,783	(18)	2	(245)		(13)	258

Distributions:
Year Ended October 31, 2016
From net investment income $	(5,530)	$(734)	$(2,338)	$(1,967)	$(44,888)	$(14)	$(29)	$(180)	$(214	) $	(198)
From net realized gain on
investments	(11)	(3)	(4)	(3)	(72)	–	–	–	–		–
Total Dividends and Distributions $	(5,541)	$(737)	$(2,342)	$(1,970)	$(44,960)	$(14)	$(29)	$(180)	$(214	) $	(198)
Year Ended October 31, 2015
From net investment income $	(3,787)	$(409)	$(1,558)	$(1,242)	$(33,551)	$(9)	(17)	$(123)	$(179	) $	(144)
From net realized gain on
investments	(68)	(22)	(29)	(20)	(502)	–	–	(3)		(4)	(3)
Total Dividends and Distributions $	(3,855)	$(431)	$(1,587)	$(1,262)	$(34,053)	$(9)	$(17)	$(126)	$(183	) $	(147)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands												SmallCap Fund
										Year Ended		Year Ended
										October 31, 2016		October 31, 2015
Operations
Net investment income (loss)										$	3,610	$	(559)
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements											18,587		31,616
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies											(19,358)		1,980
		Net Increase (Decrease) in Net Assets Resulting from Operations									2,839		33,037

Dividends and Distributions to Shareholders
From net realized gain on investments											(21,904)		(57,913)
							Total Dividends and Distributions				(21,904)		(57,913)

Capital Share Transactions
Net increase (decrease) in capital share transactions											(25,510)		114,771
						Total Increase (Decrease) in Net Assets					(44,575)		89,895

Net Assets
Beginning of period											598,977		509,082
End of period (including undistributed net investment income as set forth below)											$554,402		$598,977
Undistributed (overdistributed) net investment income (loss)										$	2,648	$	(582)
	Class A	Class B(a)		Class C		Class J	Class P	Institutional	R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2016
Dollars:
Sold	$43,505	N/A		$8,303		$6,583	$9,472	$41,308	$692	$9,218	$8,539	$9,364	$6,172
Reinvested	8,191	N/A		1,005		7,383	203	3,104	117	100	442	402	693
Redeemed	(55,167)	N/A		(7,956)		(25,106)	(4,684)	(77,618)	(1,017)	(2,549)	(5,125)	(4,911)	(6,173)
Net Increase (Decrease)	$(3,471)	N/A		$1,352		$(11,140)	$4,991	$(33,206)	$(208)	$6,769	$3,856	$4,855	$692
Shares:
Sold	2,248	N/A		466		351	456	2,056	36	493	435	464	298
Reinvested	422	N/A		56		397	10	151	6	5	23	20	34
Redeemed	(2,871)	N/A		(456)		(1,360)	(226)	(3,824)	(56)	(133)	(265)	(245)	(305)
Net Increase (Decrease)	(201)	N/A		66		(612)	240	(1,617)	(14)	365	193	239	27
Year Ended October 31, 2015
Dollars:
Sold	$63,659	$13		$11,775		$16,663	$7,846	$28,320	$1,048	$1,876	$6,126	$6,935	$10,174
Reinvested	21,091	328		1,864		23,309	9	7,837	274	313	727	455	1,324
Redeemed	(39,668)	(2,928)		(3,114)		(30,577)	(1,722)	(7,827)	(371)	(782)	(3,737)	(2,063)	(4,406)
Net Increase (Decrease)	$45,082	$(2,587)		$10,525		$9,395	$6,133	$28,330	$951	$1,407	$3,116	$5,327	$7,092
Shares:
Sold	2,992	1		598		814	349	1,271	50	90	288	319	477
Reinvested	1,084	19		103		1,247	1	382	15	16	37	23	65
Redeemed	(1,887)	(157)		(158)		(1,508)	(77)	(345)	(18)	(38)	(176)	(96)	(201)
Net Increase (Decrease)	2,189	(137)		543		553	273	1,308	47	68	149	246	341

Distributions:
Year Ended October 31, 2016
From net investment income $	–	N/A	$	– $		– $	–	$–	$–	$–	$–	$–	$–
From net realized gain on
investments	(8,349)	N/A		(1,034)		(7,387)	(205)	(3,105)	(117)	(170)	(442)	(402)	(693)
Total Dividends and Distributions $	(8,349)	N/A		$(1,034	) $	(7,387)	$(205)	$(3,105)	$(117)	$(170)	$(442)	$(402)	$(693)
Year Ended October 31, 2015
From net investment income $	– $	–	$	– $		– $	–	$–	$–	$–	$–	$–	$–
From net realized gain on
investments	(21,322)	(330)		(1,913)		(23,316)	(9)	(7,838)	(274)	(405)	(727)	(455)	(1,324)
Total Dividends and Distributions	$(21,322)	$(330)		$(1,913)		$(23,316)	$(9)	$(7,838)	$(274)	$(405)	$(727)	$(455)	$(1,324)

(a)	Class B shares discontinued operations and converted to Class A shares on February 23, 2015.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								SmallCap Growth Fund I
								Year Ended		Year Ended
								October 31, 2016		October 31, 2015
Operations
Net investment income (loss)									$(6,208)	$(9,445)
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements									50,131	208,844
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies									(32,278)	(154,109)
		Net Increase (Decrease) in Net Assets Resulting from Operations							11,645	45,290

Dividends and Distributions to Shareholders
From net realized gain on investments									(137,062)	(277,883)
					Total Dividends and Distributions				(137,062)	(277,883)

Capital Share Transactions
Net increase (decrease) in capital share transactions									(88,333)	9,794
				Total Increase (Decrease) in Net Assets					(213,750)	(222,799)

Net Assets
Beginning of period									1,623,656	1,846,455
End of period (including undistributed net investment income as set forth below)									$1,409,906	$1,623,656
Undistributed (overdistributed) net investment income (loss)									$(6,222)	$(4,547)
	Class J	Institutional	R-1	R-2	R-3	R-4	R-5	R-6
Capital Share Transactions:
Year Ended October 31, 2016
Dollars:
Sold	$5,474	$95,246	$396	$1,697	$2,940	$2,870	$7,618	$698
Reinvested	5,518	123,295	283	509	1,830	1,326	3,284	1
Redeemed	(10,761)	(302,109)	(1,207)	(3,265)	(7,232)	(6,494)	(10,149)	(101)
Net Increase (Decrease)	$231	$(83,568)	$(528)	$(1,059)	$(2,462)	$(2,298)	$753	$598
Shares:
Sold	643	8,971	43	189	313	290	734	62
Reinvested	650	11,239	30	56	192	132	315	–
Redeemed	(1,286)	(28,236)	(131)	(353)	(749)	(643)	(983)	(9)
Net Increase (Decrease)	7	(8,026)	(58)	(108)	(244)	(221)	66	53
Year Ended October 31, 2015(a)
Dollars:
Sold	$18,689	$259,582	$1,066	$2,657	$8,462	$6,158	$10,791	$10
Reinvested	11,184	249,057	570	1,247	3,725	3,095	6,706	2
Redeemed	(20,688)	(517,984)	(1,258)	(3,277)	(10,163)	(7,472)	(12,365)	–
Net Increase (Decrease)	$9,185	$(9,345)	$378	$627	$2,024	$1,781	$5,132	$12
Shares:
Sold	1,821	19,871	95	248	757	520	888	1
Reinvested	1,214	21,526	56	127	363	289	606	–
Redeemed	(2,067)	(38,783)	(113)	(311)	(898)	(660)	(1,048)	–
Net Increase (Decrease)	968	2,614	38	64	222	149	446	1

Distributions:
Year Ended October 31, 2016
From net investment income $	–	$ –	$–	$–	$–	$–	$–	$–
From net realized gain on
investments	(5,518)	(124,295)	(283)	(525)	(1,830)	(1,326)	(3,284)	(1)
Total Dividends and Distributions $	(5,518)	$(124,295)	$(283)	$(525)	$(1,830)	$(1,326)	$(3,284)	$(1)
Year Ended October 31, 2015(a)
From net investment income $	–	$ –	$–	$–	$–	$–	$–	$–
From net realized gain on
investments	(11,186)	(251,293)	(570)	(1,306)	(3,725)	(3,095)	(6,706)	(2)
Total Dividends and Distributions	$(11,186)	$ (251,293)	$(570)	$(1,306)	$(3,725)	$(3,095)	$(6,706)	$(2)

(a)	Period from November 25, 2014, date operations commenced, through October 31, 2015 for R-6 shares.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands													SmallCap S&P 600 Index Fund
													Year Ended	Year Ended
													October 31, 2016	October 31, 2015
Operations
Net investment income (loss)													$11,961	$11,430
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements													83,322	87,362
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies													(28,997)	(72,139)
			Net Increase (Decrease) in Net Assets Resulting from Operations										66,286	26,653

Dividends and Distributions to Shareholders
From net investment income													(11,706)	(9,853)
From net realized gain on investments													(77,164)	(71,123)
								Total Dividends and Distributions					(88,870)	(80,976)

Capital Share Transactions
Net increase (decrease) in capital share transactions													10,736	119,894
						Total Increase (Decrease) in Net Assets							(11,848)	65,571

Net Assets
Beginning of period													1,130,652	1,065,081
End of period (including undistributed net investment income as set forth below)													$1,118,804	$1,130,652
Undistributed (overdistributed) net investment income (loss)													$8,398	$8,498
	Class J		Institutional	R-1		R-2		R-3		R-4		R-5
Capital Share Transactions:
Year Ended October 31, 2016
Dollars:
Sold	$21,683		$127,933	$4,168		$6,483		$28,938		$20,846		$42,922
Reinvested	11,205		46,396	879		1,100		9,101		6,373		13,752
Redeemed	(18,560)		(179,344)	(4,123)		(6,129)		(43,174)		(32,048)		(47,665)
Net Increase (Decrease)	$14,328		$(5,015)	$924		$1,454		$(5,135	) $	(4,829	) $	9,009
Shares:
Sold	991		5,707	187		283		1,260		899		1,844
Reinvested	538		2,126	41		50		411		285		612
Redeemed	(867)		(7,829)	(187)		(269)		(1,879)		(1,425)		(2,063)
Net Increase (Decrease)	662		4	41		64		(208)		(241)		393
Year Ended October 31, 2015
Dollars:
Sold	$13,510		$170,441	$3,160		$3,425		$31,156		$21,188		$36,334
Reinvested	11,030		38,183	944		1,308		9,383		6,428		13,620
Redeemed	(23,412)		(82,531)	(5,968)		(8,059)		(41,786)		(25,635)		(52,825)
Net Increase (Decrease)	$1,128		$ 126,093	$(1,864	) $	(3,326	) $	(1,247	) $	1,981		$(2,871)
Shares:
Sold	575		7,016	131		138		1,256		846		1,450
Reinvested	488		1,616	41		55		392		266		561
Redeemed	(1,000)		(3,375)	(247)		(332)		(1,682)		(1,037)		(2,118)
Net Increase (Decrease)	63		5,257	(75)		(139)		(34)		75		(107)

Distributions:
Year Ended October 31, 2016
From net investment income $	(1,356	) $	(7,045)	$(43)		$(64)		$(776)		$(701)		$(1,721)
From net realized gain on
investments	(9,855)		(39,406)	(836)		(1,036)		(8,328)		(5,672)		(12,031)
Total Dividends and Distributions	$ (11,211)		$(46,451)	$(879	) $	(1,100	) $	(9,104	) $	(6,373)		$(13,752)
Year Ended October 31, 2015
From net investment income $	(1,165	) $	(5,551)	$(33	)$	(67	) $	(775	) $	(679	) $	(1,583)
From net realized gain on
investments	(9,867)		(32,708)	(911)		(1,241)		(8,609)		(5,750)		(12,037)
Total Dividends and Distributions	$(11,032)		$(38,259)	$(944	) $	(1,308	) $	(9,384	) $	(6,429)		$(13,620)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands													SmallCap Value Fund II
													Year Ended				Year Ended
													October 31, 2016				October 31, 2015
Operations
Net investment income (loss)															$7,269			$7,869
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements															81,097			175,277
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies															(29,725)			(169,808)
		Net Increase (Decrease) in Net Assets Resulting from Operations													58,641			13,338

Dividends and Distributions to Shareholders
From net investment income															(8,870)			(4,369)
From net realized gain on investments													(129,070)					(136,041)
								Total Dividends and Distributions					(137,940)					(140,410)

Capital Share Transactions
Net increase (decrease) in capital share transactions															(26,186)			(111,118)
						Total Increase (Decrease) in Net Assets							(105,485)					(238,190)

Net Assets
Beginning of period													1,324,606					1,562,796
End of period (including undistributed net investment income as set forth below)													$1,219,121					$1,324,606
Undistributed (overdistributed) net investment income (loss)															$3,538			$5,405
	Class A	Class J		Class P		Institutional		R-1		R-2		R-3	R-4		R-5		R-6
Capital Share Transactions:
Year Ended October 31, 2016
Dollars:
Sold	$1,478	$1,757		$6,492		$162,348		$262		$1,826		$4,652	$2,635		$5,451		$3,579
Reinvested	267	1,919		25		130,152		189		280		1,247	1,275		2,233		8
Redeemed	(1,040)	(3,359)		(6,544)		(324,962)		(652)		(1,861)		(3,655)	(6,843)		(5,216)		(129)
Net Increase (Decrease)	$705	$317		$(27	) $	(32,462	) $	(201	) $	245		$2,244	$(2,933	) $	2,468		$3,458
Shares:
Sold	126	155		578		14,490		25		169		426	233		483		304
Reinvested	24	177		2		11,706		18		27		116	117		204		–
Redeemed	(91)	(299)		(556)		(28,440)		(61)		(166)		(332)	(664)		(448)		(11)
Net Increase (Decrease)	59	33		24		(2,244)		(18)		30		210	(314)		239		293
Year Ended October 31, 2015(a)
Dollars:
Sold	$2,557	$2,113		$35		$182,968		$402		$1,246		$3,363	$2,347		$5,776		$10
Reinvested	70	2,120		2		132,327		211		485		1,213	1,393		2,475		1
Redeemed	(399)	(3,304)		–		(433,011)		(522)		(2,235)		(3,046)	(3,740)		(5,975)		–
Net Increase (Decrease)	$2,228	$929		$37		$(117,716)		$91		$(504)		$1,530 $	– $		2,276		$11
Shares:
Sold	192	164		3		13,702		31		100		261	181		441		1
Reinvested	6	172		–		10,497		18		41		99	113		199		–
Redeemed	(31)	(256)		–		(31,710)		(42)		(178)		(237)	(289)		(460)		–
Net Increase (Decrease)	167	80		3		(7,511)		7		(37)		123	5		180		1

Distributions:
Year Ended October 31, 2016
From net investment income $	(11)	$(44)		$(2)		$(8,657)		$–		$–		$(21)	$(40)		$(94)		$(1)
From net realized gain on
investments	(256)	(1,875)		(23)		(121,780)		(189)		(340)		(1,226)	(1,235)		(2,139)		(7)
Total Dividends and Distributions $	(267)	$(1,919	) $	(25)		$(130,437)		$(189	) $	(340	) $	(1,247)	$(1,275	) $	(2,233	) $	(8)
Year Ended October 31, 2015(a)
From net investment income $	(2) $	– $		– $		(4,343)	$	– $		– $		– $	– $		(24	) $	–
From net realized gain on
investments	(68)	(2,120)		(2)		(128,097)		(211)		(485)		(1,213)	(1,393)		(2,451)		(1)
Total Dividends and Distributions $	(70)	$(2,120	) $	(2)		$(132,440)		$(211	) $	(485	) $	(1,213)	$(1,393	) $	(2,475	) $	(1)

(a)	Period from November 25, 2014, date operations commenced, through October 31, 2015 for R-6 shares.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands							Tax-Exempt Bond Fund
							Year Ended	Year Ended
							October 31, 2016	October 31, 2015
Operations
Net investment income (loss)							$12,511	$9,316
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements							1,466	299
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies							(1,346)	(2,628)
			Net Increase (Decrease) in Net Assets Resulting from Operations				12,631	6,987

Dividends and Distributions to Shareholders
From net investment income							(12,049)	(9,623)
						Total Dividends and Distributions	(12,049)	(9,623)

Capital Share Transactions
Net increase (decrease) in capital share transactions							180,172	35,992
					Total Increase (Decrease) in Net Assets		180,754	33,356

Net Assets
Beginning of period							251,199	217,843
End of period (including undistributed net investment income as set forth below)							$431,953	$251,199
Undistributed (overdistributed) net investment income (loss)							$1,077	$668
	Class A	Class B(a)		Class C	Class P	Institutional
Capital Share Transactions:
Year Ended October 31, 2016
Dollars:
Sold	$135,345		N/A	$22,381	$70,613	$4,024
Reinvested	8,151		N/A	514	804	90
Redeemed	(44,289)		N/A	(5,820)	(11,566)	(75)
Net Increase (Decrease)	$99,207		N/A	$17,075	$59,851	$4,039
Shares:
Sold	17,993		N/A	2,980	9,415	536
Reinvested	1,085		N/A	68	107	12
Redeemed	(5,901)		N/A	(776)	(1,541)	(10)
Net Increase (Decrease)	13,177		N/A	2,272	7,981	538
Year Ended October 31, 2015(b),(c)
Dollars:
Sold	$49,882		$–	$6,900	$9,906	$341
Reinvested	7,592		8	297	24	1
Redeemed	(35,976)		(715)	(2,210)	(58)	–
Net Increase (Decrease)	$21,498		$(707)	$4,987	$9,872	$342
Shares:
Sold	6,772		–	936	1,357	47
Reinvested	1,029		1	40	3	–
Redeemed	(4,892)		(96)	(299)	(8)	–
Net Increase (Decrease)	2,909		(95)	677	1,352	47

Distributions:
Year Ended October 31, 2016
From net investment income $	(9,714)		N/A	$(665)	$(1,580)	$(90)
From net realized gain on
investments	–		N/A	–	–	–
Total Dividends and Distributions $	(9,714)		N/A	$(665)	$(1,580)	$(90)
Year Ended October 31, 2015(b),(c)
From net investment income $	(9,202	) $	(9)	$(387)	$(24)	$(1)
From net realized gain on
investments	–		–	–	–	–
Total Dividends and Distributions $	(9,202	) $	(9)	$(387)	$(24)	$(1)

(a)	Class B shares discontinued operations and converted to Class A shares on February 23, 2015.
(b)	Period from August 24, 2015, date operations commenced, through October 31, 2015 for Class P shares.
(c)	Period from May 18, 2015, date operations commenced, through October 31, 2015 for Institutional shares.

See accompanying notes.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2016

1. Organization

Principal Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and operates as a series fund in the mutual fund industry. The financial statements for California Municipal Fund, Core Plus Bond Fund, Diversified International Fund, Equity Income Fund, Finisterre Unconstrained Emerging Markets Bond Fund, Global Diversified Income Fund, Global Real Estate Securities Fund, Government & High Quality Bond Fund, High Yield Fund, High Yield Fund I, Income Fund, Inflation Protection Fund, International Emerging Markets Fund, International Fund I, LargeCap Growth Fund, LargeCap Growth Fund I, LargeCap Growth Fund II, LargeCap S&P 500 Index Fund, LargeCap Value Fund, LargeCap Value Fund III, MidCap Fund, MidCap Growth Fund, MidCap Growth Fund III, MidCap S&P 400 Index Fund, MidCap Value Fund I, MidCap Value Fund III, Money Market Fund, Overseas Fund, Principal Capital Appreciation Fund, Principal LifeTime 2010 Fund, Principal LifeTime 2015 Fund, Principal LifeTime 2020 Fund, Principal LifeTime 2025 Fund, Principal LifeTime 2030 Fund, Principal LifeTime 2035 Fund, Principal LifeTime 2040 Fund, Principal LifeTime 2045 Fund, Principal LifeTime 2050 Fund, Principal LifeTime 2055 Fund, Principal LifeTime 2060 Fund, Principal LifeTime Hybrid 2015 Fund, Principal LifeTime Hybrid 2020 Fund, Principal LifeTime Hybrid 2025 Fund, Principal LifeTime Hybrid 2030 Fund, Principal LifeTime Hybrid 2035 Fund, Principal LifeTime Hybrid 2040 Fund, Principal LifeTime Hybrid 2045 Fund, Principal LifeTime Hybrid 2050 Fund, Principal LifeTime Hybrid 2055 Fund, Principal LifeTime Hybrid 2060 Fund, Principal LifeTime Hybrid Income Fund, Principal LifeTime Strategic Income Fund, Real Estate Securities Fund, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio, Short-Term Income Fund, SmallCap Fund, SmallCap Growth Fund I, SmallCap S&P 600 Index Fund, SmallCap Value Fund II and Tax-Exempt Bond Fund (known as the "Funds") are presented herein. The Funds may offer up to eleven classes of shares: Class A, Class C, Class J, Class P, Institutional, R-1, R-2, R-3, R-4, R-5, and R-6. Information presented in these financial statements pertains to Class J, Institutional, R-1, R-2, R-3, R-4, R-5, and R-6 classes of shares. Certain detailed financial information for Class A, Class C, and Class P shares is provided separately.

Each of the Funds is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies. Each of the Funds was an investment company at all times during the year. The Funds have not provided financial support, and are not contractually required to provide financial support to any investee.

Effective November 25, 2014, the initial purchases of $10,000 of Class R-6 shares of Global Real Estate Securities Fund, Income Fund, LargeCap Growth Fund I, MidCap Value Fund III, SmallCap Growth Fund I, and SmallCap Value Fund II were made by Principal Management Corporation (the “Manager”).

Effective February 20, 2015, Bond & Mortgage Securities Fund acquired all the assets and assumed all the liabilities of Core Plus Bond Fund I pursuant to a plan of acquisition approved by shareholders on February 13, 2015. The purpose of the acquisition was to combine two funds managed by the Manager with similar investment objectives, principal policies, and risks. The acquisition was accomplished by a taxable exchange of 8,899,000 shares from Core Plus Bond Fund I for 7,568,000 shares valued at $82,846,000 of Bond & Mortgage Securities Fund at an approximate exchange rate of .85, .84, .85, .85, .84, and .85 for Institutional, R-1, R-2, R-3, R-4 and R-5 classes of shares, respectively. The investment securities of Core Plus Bond Fund I, with a fair value of approximately $82,437,000 were the primary assets acquired by Bond & Mortgage Securities Fund. For financial reporting purposes, assets received and shares issued by Bond & Mortgage Securities Fund were recorded at fair value. The aggregate net assets of Core Plus Bond Fund I and Bond & Mortgage Securities Fund immediately prior to the acquisition in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) were approximately $82,846,000 and $4,229,384,000, respectively. The aggregate net assets of Bond & Mortgage Securities Fund immediately following the acquisition were $4,312,230,000. In accordance with Sections 381-384 of the Internal Revenue Code, a portion of accumulated realized losses may be subject to limitations.

Assuming the acquisition had been completed on November 1, 2014, the beginning of the fiscal year for Bond & Mortgage Securities Fund, Bond & Mortgage Securities Fund’s pro forma results of operations for the year ended October 31, 2015, would have been $112,191,000 of net investment income, $54,712,000 of net realized and unrealized loss on investments, and $57,479,000 of net increase in net assets resulting from operations. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Bond & Mortgage Securities Fund that have been included in Bond & Mortgage Securities Fund’s statement of operations since February 20, 2015.

Effective February 23, 2015, Class B shares discontinued operations and converted to Class A shares.

Effective February 27, 2015, the initial purchase of $10,000 of Institutional shares of California Municipal Fund was made by the Manager.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2016

1. Organization (Continued)

Effective April 24, 2015, Principal Capital Appreciation Fund acquired all the assets and assumed all the liabilities of LargeCap Blend Fund II pursuant to a plan of acquisition approved by shareholders on April 17, 2015. The purpose of the acquisition was to combine two funds managed by the Manager with similar investment objectives, principal policies, and risks. The acquisition was accomplished by a tax-free exchange of 64,280,000 shares from LargeCap Blend Fund II for 8,398,000 shares valued at $508,620,000 of Principal Capital Appreciation Fund at an approximate exchange rate of .13 for Class J, Institutional, R-1, R-2, R-3, R-4 and R-5 classes of shares. The investment securities of LargeCap Blend Fund II, with a fair value of approximately $540,086,000 and a cost of $486,868,000, were the primary assets acquired by Principal Capital Appreciation Fund. For financial reporting purposes, assets received and shares issued by Principal Capital Appreciation Fund were recorded at fair value; however, the cost basis of the investments received from LargeCap Blend Fund II was carried forward to align ongoing reporting of Principal Capital Appreciation Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of LargeCap Blend Fund II and Principal Capital Appreciation Fund immediately prior to the acquisition in accordance with U.S. GAAP were approximately $508,620,000 ($5,882,000 of accumulated realized losses and $53,218,000 of unrealized appreciation), and $2,584,975,000, respectively. The aggregate net assets of Principal Capital Appreciation Fund immediately following the acquisition were $3,093,595,000. In accordance with Sections 381-384 of the Internal Revenue Code, a portion of accumulated realized losses may be subject to limitations.

Assuming the acquisition had been completed on November 1, 2014, the beginning of the fiscal year for Principal Capital Appreciation Fund, Principal Capital Appreciation Fund’s pro forma results of operations for the year ended October 31, 2015, would have been $38,239,000 of net investment income, $122,408,000 of net realized and unrealized gain on investments, and $160,647,000 of net increase in net assets resulting from operations. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Principal Capital Appreciation Fund that have been included in Principal Capital Appreciation Fund’s statement of operations since April 24, 2015.

Effective May 18, 2015, the initial purchase of $10,000 of Institutional shares of Tax-Exempt Bond Fund was made by the Manager.

Effective August 24, 2015, the initial purchase of $10,000 of Class P shares of California Municipal Fund, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio and Tax-Exempt Bond Fund were made by the Manager.

Effective August 24, 2015, the initial purchase of $10,000 of Class R-6 shares of Principal LifeTime Hybrid 2015 Fund, Principal LifeTime Hybrid 2020 Fund, Principal LifeTime Hybrid 2025 Fund, Principal LifeTime Hybrid 2030 Fund, Principal LifeTime Hybrid 2035 Fund, Principal LifeTime Hybrid 2040 Fund, Principal LifeTime Hybrid 2045 Fund, Principal LifeTime Hybrid 2050 Fund, Principal LifeTime Hybrid 2055 Fund, Principal LifeTime Hybrid 2060 Fund, and Principal LifeTime Hybrid Income Fund were made by the Manager.

Effective August 31, 2015, Bond & Mortgage Securities Fund changed its name to Core Plus Bond Fund.

Effective August 31, 2015, SmallCap Blend Fund changed its name to SmallCap Fund.

Effective March 1, 2016, the initial purchase of $10,000 of R-3, R-4 & R-5 shares of Global Real Estate Securities Fund was made by the Manager.

Effective July 11, 2016, the initial purchases of $100,000, $100,000, and $24,800,000 of Class A, Class P, and Institutional shares, respectively, of Finisterre Unconstrained Emerging Markets Bond Fund were made by Principal Financial Services, Inc.

All classes of shares for each of the Funds represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by the Fund’s Board of Directors. In addition, the Board of Directors declares separate dividends on each class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2016

2. Significant Accounting Policies (Continued)

Security Valuation. Principal LifeTime 2010 Fund, Principal LifeTime 2015 Fund, Principal LifeTime 2020 Fund, Principal LifeTime 2025 Fund, Principal LifeTime 2030 Fund, Principal LifeTime 2035 Fund, Principal LifeTime 2040 Fund, Principal LifeTime 2045 Fund, Principal LifeTime 2050 Fund, Principal LifeTime 2055 Fund, Principal LifeTime 2060 Fund, and Principal LifeTime Strategic Income Fund (collectively, the “Principal LifeTime Funds”), Principal LifeTime Hybrid 2015 Fund, Principal LifeTime Hybrid 2020 Fund, Principal LifeTime Hybrid 2025 Fund, Principal LifeTime Hybrid 2030 Fund, Principal LifeTime Hybrid 2035 Fund, Principal LifeTime Hybrid 2040 Fund, Principal LifeTime Hybrid 2045 Fund, Principal LifeTime Hybrid 2050 Fund, Principal LifeTime Hybrid 2055 Fund, Principal LifeTime Hybrid 2060 Fund, and Principal LifeTime Hybrid Income Fund (collectively, the “Principal LifeTime Hybrid Funds”), along with the SAM Balanced, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, and SAM Strategic Growth Portfolio (collectively, the “SAM Portfolios”) invest in Institutional and R-6 shares of other series of Principal Funds, Inc. which are valued at the closing net asset value per share of each respective fund on the day of valuation. In addition, the SAM Portfolios invest in Principal Exchange-Traded Funds, which are valued at fair value. The Funds also invest in other publicly traded investment fund. Other publicly traded investment funds are valued at the respective fund’s net asset value. The shares of the other series of Principal Funds, Inc., Principal Exchange-Traded Funds and other publicly traded investment funds are referred to as the “Underlying Funds”.

The Funds (with the exception of Money Market Fund, Principal LifeTime Funds, Principal LifeTime Hybrid Funds, and the SAM Portfolios) value securities for which market quotations are readily available at fair value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price or an evaluated bid price provided by a pricing service. Pricing services use modeling techniques that incorporate security characteristics such as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, other yield and risk factors, and other market conditions to determine an evaluated bid price or, in the case of certain credit default swaps, a mean price provided by a pricing service. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks, and foreign securities, the investments are valued at their fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors.

The value of foreign securities used in computing the net asset value per share is generally determined as of the close of the foreign exchange where the security is principally traded. Events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the Funds’ net asset values are reflected in the Funds’ net asset values and these securities are valued at fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors. Many factors, provided by independent pricing services, are reviewed in the course of making a good faith determination of a security’s fair value, including, but not limited to, price movements in ADRs, futures contracts, industry indices, general indices, and foreign currencies.

To the extent the Funds invest in foreign securities listed on foreign exchanges which trade on days on which the Funds do not determine net asset values, for example weekends and other customary national U.S. holidays, the Funds’ net asset values could be significantly affected on days when shareholders cannot purchase or redeem shares.

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a “local” price and a “premium” price. The premium price is often a negotiated price, which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Funds to value such securities at prices at which it is expected those shares may be sold, and the Manager or any sub-advisor is authorized to make such determinations subject to such oversight by the Fund’s Board of Directors as may occasionally be necessary.

Money Market Fund qualifies as a retail money market fund and values its securities, other than holdings of other publicly traded investment funds, at amortized cost as permitted under Rule 2a-7 of the Investment Company Act of 1940. Under the amortized cost method, a security is valued by applying a constant yield to maturity of the difference between the principal amount due at maturity and the cost of the security to the Funds.

Currency Translation. Foreign holdings are translated to U.S. dollars using the exchange rate at the daily close of the New York Stock Exchange. The identified cost of the Funds’ holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation. Since the carrying amount of the foreign securities is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2016

2. Significant Accounting Policies (Continued)

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, and the difference between the amount of dividends and foreign withholding taxes recorded on the books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies arise from changes in the exchange rate relating to assets and liabilities, other than investments in securities, purchased and held in non-U.S. denominated currencies.

The following funds held securities denominated in foreign currencies that exceeded 5% of net assets of the fund:

Diversified		Global Real Estate		International
International Fund		Securities Fund		Emerging Markets Fund		International Fund I

Euro	22.7%	Japanese Yen	12.6%	Hong Kong Dollar	20.0%	Japanese Yen	21.2%
Japanese Yen	15.2	Euro	10.8	South Korean Won	14.6	Euro	16.2
Canadian Dollar	11.2	Hong Kong Dollar	7.5	New Taiwan Dollar	12.9	Hong Kong Dollar	13.5
British Pound	10.4	Australian Dollar	6.4	Indian Rupee	10.3	British Pound	8.3
Swiss Franc	6.2			Brazilian Real	9.5	South Korean Won	5.9
				South African Rand	6.3	Australian Dollar	5.0

Overseas Fund
Euro	31.0%
British Pound	20.9
Japanese Yen	16.9
Swiss Franc	10.0

Income and Investment Transactions. The Funds record investment transactions on a trade date basis. Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Funds record dividend income on the ex-dividend date, except dividend income from foreign securities whereby the ex-dividend date has passed; such dividends are recorded as soon as the Funds are informed of the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities are accreted/amortized, respectively, on the level yield method over the lives of the respective securities. The Funds allocate daily all income and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding (number of settled shares outstanding for Money Market Fund) of each class.

Expenses. Expenses directly attributed to a particular fund are charged to that fund. Other expenses not directly attributed to a particular fund are apportioned among the registered investment companies managed by the Manager.

Management fees are allocated daily to each class of shares based upon the relative proportion of the value of shares outstanding (number of settled shares outstanding for Money Market Fund) of each class. Expenses specifically attributable to a particular class are charged directly to such class and are included separately in the statements of operations.

In addition to the expenses that each of the Principal LifeTime Funds, Principal LifeTime Hybrid Funds and SAM Portfolios bears directly, each of the Principal LifeTime Funds, Principal LifeTime Hybrid Funds and SAM Portfolios indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which they invest. Because the Underlying Funds have varied expense levels and each of the Principal LifeTime Funds, Principal LifeTime Hybrid Funds and SAM Portfolios may own different proportions of Underlying Funds at different times, the amount of expense incurred indirectly by each of the Principal LifeTime Funds, Principal LifeTime Hybrid Funds and SAM Portfolios will vary. Expenses included in the statements of operations of the Principal LifeTime Funds, Principal LifeTime Hybrid Funds and SAM Portfolios reflect the expenses of each Principal LifeTime Fund, Principal LifeTime Hybrid Fund and SAM Portfolio and do not include any expenses associated with the Underlying Funds.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2016

2. Significant Accounting Policies (Continued)

Distributions to Shareholders. With respect to Money Market Fund, all net investment income and any realized gains from investment transactions are declared as dividends daily to settled shares of record as of that day. With respect to California Municipal Fund, Core Plus Bond Fund, Government & High Quality Bond Fund, High Yield Fund, High Yield Fund I, Income Fund, Short-Term Income Fund and Tax-Exempt Bond Fund, net investment income is declared as dividends daily to settled shares of record as of that day, and all distributions of realized gains from investment transactions are recorded on the ex-dividend date. Dividends and distributions to shareholders of the other Funds are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments and foreign currency transactions are determined in accordance with federal tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for net operating losses, foreign currency transactions, options and futures contracts, certain defaulted securities, sales of Passive Foreign Investment Companies, losses deferred due to wash sales, tax straddles, mortgage-backed securities, certain preferred securities, swap agreements, short sales, partnership investments, REITs, utilization of earnings and profits distributed to shareholders on redemption of shares, and limitations imposed by Sections 381-384 of the Internal Revenue Code. Permanent book and tax basis differences are reclassified within the capital accounts based on federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as return of capital distributions.

Global Real Estate Securities Fund and Real Estate Securities Fund receive substantial distributions from holdings in Real Estate Investment Trusts (“REITs”). Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the Funds. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates must be used in reporting the character of income and distributions for financial statement purposes.

Federal Income Taxes. No provision for federal income taxes is considered necessary because each of the Funds intends to qualify as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

Management evaluates tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more likely than not” that each tax position would be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. During the year ended October 31, 2016, the Funds did not record any such tax benefit or expense in the accompanying financial statements. The statute of limitations remains open for the, shorter of the fiscal years from 2013-2015 or commencement of the fund’s operations to 2015. No examinations are in progress at this time.

Foreign Taxes. Certain of the Funds are subject to foreign income taxes imposed by certain countries in which they invest. Foreign income taxes are accrued by the Funds as a reduction of income. These amounts are shown as withholding tax on foreign dividends on the statements of operations. In consideration of recent decisions rendered by European courts, certain of the Funds have filed additional tax reclaims for taxes withheld in prior years. Due to the uncertainty and timing of these reclaims, a corresponding receivable will only be recorded when both the amount is known and there are no significant uncertainties regarding collectability.

Gains realized upon the disposition of certain foreign securities held by certain of the Funds may be subject to capital gains tax, payable prior to repatriation of sale proceeds. The tax is computed on certain net realized gains and, if any, is shown on the statement of operations. Realized losses in excess of gains may be carried forward to offset future gains. In addition, the Funds accrue an estimated deferred tax liability for future gains on certain foreign securities. Any accrued tax liability is shown on the statement of assets and liabilities. At October 31, 2016, Diversified International Fund had no foreign tax refund receivable and had a deferred tax liability of $1,521,000 and International Emerging Markets Fund had a foreign tax refund receivable of $1,248,000 and had a deferred tax liability of $1,879,000 relating to foreign securities.

Recent Accounting Pronouncements. In August 2014, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2014-15 Presentation of Financial Statements – Going Concern requiring management to evaluate whether there are conditions or events, considered in aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

Investment Company Reporting Modernization. Effective October 13, 2016, the U.S. Securities and Exchange Commission (“SEC”) approved a final rule, Investment Company Reporting Modernization. The SEC adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The new rules and forms will be effective beginning in 2018. At this time, management is evaluating the implications of these changes on the financial statements.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2016

3. Operating Policies

Borrowings. Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds and other registered investment companies managed by the Manager may participate in an interfund lending facility (“Facility”). The Facility allows the Funds to borrow money from or loan money to the other participants. Loans under the Facility are made to handle unusual and/or unanticipated short-term cash requirements. Interest paid and received on borrowings is the average of the current repurchase agreement rate and the bank loan rate (the higher of (i) the Federal Funds Rate or (ii) the One Month LIBOR rate plus 1.00%). During the year ended October 31, 2016, Core Plus Bond Fund, Diversified International Fund, Equity Income Fund, Global Diversified Income Fund, Global Real Estate Securities Fund, Government & High Quality Bond Fund, High Yield Fund, High Yield Fund I, Income Fund, International Emerging Markets Fund, International Fund I, LargeCap Growth Fund, LargeCap Growth Fund I, LargeCap Growth Fund II, LargeCap S&P 500 Index Fund, LargeCap Value Fund, LargeCap Value Fund III, MidCap Fund, MidCap Growth Fund, MidCap Growth Fund III, MidCap S&P 400 Index Fund, MidCap Value Fund I, MidCap Value Fund III, Overseas Fund, Principal Capital Appreciation Fund, Real Estate Securities Fund, Short-Term Income Fund, SmallCap Fund, SmallCap Growth Fund I, SmallCap S&P 600 Index Fund, and SmallCap Value Fund II each loaned to the Facility. The interest income received is included in interest income on the statements of operations.

During the year ended October 31, 2016, funds borrowing from the Facility were as follows (amounts in thousands):

	Average	Weighted Average
	Outstanding Balance	Interest Rate
California Municipal Fund	$4.95%
High Yield Fund	27.74
International Emerging Markets Fund	434.90
LargeCap Growth Fund	198.89
LargeCap Value Fund	106.94
MidCap Fund	3,637.87
MidCap Growth Fund	8.95
MidCap Value Fund I	86.87

The interest expense associated with these borrowings is included in other expenses on the statements of operations.

In addition, certain of the Funds participate with other registered investment companies managed by the Manager in an unsecured joint line of credit with a bank which allows the participants to borrow up to $75 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the One Month LIBOR rate plus 1.00%. Additionally, a commitment fee is charged at an annual rate of .15% on the amount of the line of credit. During the year ended October 31, 2016, Global Diversified Income Fund borrowed against the line of credit. The average outstanding balance for the liability during the year ended October 31, 2016 was $25,000 at a weighted average interest rate of 1.02%. The interest expense associated with these borrowings is included in other expenses on the statements of operations. There were no outstanding borrowings as of October 31, 2016.

Credit Linked Notes. Global Diversified Income Fund invests in structured notes whose market values are primarily derived from changes in the value of various credit indices and other factors. Valuations on these securities may be volatile as the payment features on certain notes may contain attributes that multiply the effects of changes in the values of the underlying indices. Structured notes may entail a greater degree of market risk than other types of debt securities. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. Fluctuations in the fair value of the structured notes are recorded as unrealized gains and losses in the accompanying financial statements. Interest income is accrued daily. These notes are subject to prepayment, credit, and interest rate risks. At maturity, or when a note is sold, the fund records a realized gain or loss.

Counterparties. The Funds may be exposed to counterparty risk, or the risk that another party with which the Funds have unsettled or open transactions will fail to perform on their commitment. To the extent that unpaid amounts owed to the Funds exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Funds in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Funds. If the unpaid amount owed to the Funds subsequently decreases, the Funds would be required to return all or a portion of the collateral.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2016

3. Operating Policies (Continued)

Master Netting Agreements may also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Agreements, collateral is routinely transferred if the total net exposure to certain transactions governed under the relevant master netting agreement with a counterparty exceeds a specified threshold.

Core Plus Bond Fund, Global Diversified Income Fund, High Yield Fund, and Inflation Protection Fund have financial instruments that are subject to Master Netting Agreements or similar agreements.

As of October 31, 2016, financial assets and liabilities subject to Master Netting Agreements or similar agreements were as follows (amounts in thousands):

Fund: Core Plus Bond Fund
Financial Derivative Instruments: Over the Counter (“OTC”) Summary

			Counterparty
	Brown Brothers
	Harriman & Co		Goldman Sachs & Co		JP Morgan Chase			Total
Assets*
Foreign Currency Contracts	$1,335		$122			$4		$1,461
Total OTC	$1,335		$122			$4		$1,461

Liabilities*
Foreign Currency Contracts	$(1)		$—			$(3)		$(4)
Total OTC	$(1)		$—			$(3)		$(4)

Net Market Value of OTC Derivatives	$1,334		$122			$1		$1,457
Collateral (Received)/Pledged	—		—			—		—
Net Exposure	$1,334		$122			$1		$1,457

Fund: Finisterre Unconstrained Emerging Markets Bond Fund
Financial Derivative Instruments: OTC Summary

			Counterparty
	Bank of					Stifel
	New York Mellon		Citigroup	HSBC		Nicolaus & Company		Total
Assets*
Credit Default Swaps	$—		$229	$51		$—		$280
Foreign Currency Contracts	—		—	—		22		22
Total OTC	$—		$229	$51		$22		$302

Liabilities*
Credit Default Swaps	$—		$—	$(50)		$—		$(50)
Foreign Currency Contracts	(10)		—	—		(9)		(19)
Total OTC	$(10)		$—	$(50)		$(9)		$(69)

Net Market Value of OTC
Derivatives	$(10)		$229	$1		$13		$233
Collateral (Received)/Pledged	—		—	—		—		—
Net Exposure	$(10)		$229	$1		$13		$233

Fund: Global Diversified Income Fund
Financial Derivative Instruments: OTC Summary

			Counterparty
						Standard
						Chartered	Toronto
			Goldman		JP Morgan	Bank –	Dominion
	Bank of America	Barclays	Sachs & Co	HSBC	Chase	Hong Kong	Bank	Total
Assets*
Foreign Currency Contracts	$—	$107	$1,517	$1	$5,314	$68	$—	$7,007
Total OTC	$—	$107	$1,517	$1	$5,314	$68	$—	$7,007

Liabilities*
Credit Default Swaps	$—	$—	$—	$—	$(511)	$—	$—	$(511)
Foreign Currency Contracts	(211)	—	—	(14)	(1,490)	(149)	(174)	(2,038)
Total OTC	$(211)	$—	$—	$(14)	$(2,001)	$(149)	$(174)	$(2,549)

Net Market Value of OTC
Derivatives	$(211)	$107	$1,517	$(13)	$3,313	$(81)	$(174)	$4,458
Collateral (Received)/Pledged	—	—	—	—	(3,120)^	—	—	(3,120)^
Net Exposure	$(211)	$107	$1,517	$(13)	$193	$(81)	$(174)	$1,338

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2016

3. Operating Policies (Continued)

Fund: High Yield Fund
Financial Derivative Instruments: OTC Summary

		Counterparty
		Brown Brothers
		Harriman & Co.
Asset*
Foreign Currency Contracts			$766
Collateral (Received)/Pledged			—
Net Exposure			$766

Fund: Inflation Protection Fund
Financial Derivative Instruments: OTC Summary

	Bank	Barclays			Commonwealth				Royal		Westpac
	of	Bank	BNP		Bank of	Deutsche	Goldman		Bank of		Banking
	America	PLC	Paribas	Citigroup	Australia	Bank AG	Sachs	HSBC	Scotland	UBS AG	Corp	Total
Assets*
Foreign Currency
Contracts	$—	$627	$—	$—	$237	$72	$—	$—	$199	$740	$2	$1,877
Foreign Currency Options	—	1,807	19	18	—	961	—	526	—	163	—	$3,494
Interest Rate Swaps	—	772	—	—	—	—	—	—	—	—	—	772
Purchased Interest Rate
Swaptions	—	9	—	—	—	5,461	—	—	—	—	—	5,470
Total OTC	$—	$3,215	$19	$18	$237	$6,494	$—	$526	$199	$903	$2	$11,613

Liabilities*
Foreign Currency
Contracts	$(78)	$—	$—	$—	$—	$(30)	$(22)	$—	$—	$—	$—	$(130)
Foreign Currency Options	—	(683)	—	(693)	—	(1,850)	—	(4)	—	(42)	—	(3,272)
Interest Rate Swaps	—	(176)	—	—	—	—	—	—	—	—	—	(176)
Written Interest Rate
Swaptions	—	—	—	—	—	(3,058)	—	—	—	—	—	(3,058)
Total OTC	$(78)	$(859)	$—	$(693)	$—	$(4,938)	$(22)	$(4)	$—	$(42)	$—	$(6,636)

Net Market Value of OTC
Derivatives	$(78)	$2,356	$19	$(675)	$237	$1,556	$(22)	$522	$199	$861	$2	$4,977
Collateral
(Received)/Pledged	—	—	—	—	—	(1,556)^	—	—	—	—	—	(1,556)^
Net Exposure	$(78)	$2,356	$19	$(675)	$237	$—	$(22)	$522	$199	$861	$2	$3,421

* Represents amount of offsetting derivative assets or liabilities that are subject to an enforceable master netting agreement or similar agreement that are not netted against the gross derivative assets or liabilities for presentation on the statements of assets and liabilities.

^ The counterparty has pledged cash or securities to the fund as collateral in a segregated account which is not included in the assets of the fund.

Collateral information relating to securities on loan is included in the securities lending note to financial statements.

The financial instruments that are subject to Master Netting Agreements or similar agreements may include right of setoff provisions. Derivative instruments include provisions to setoff positions covered under the agreements with the same counterparties and provisions to setoff positions outside of the agreements with the same counterparties in the event of default by one of the parties. Derivative instruments also include collateral provisions. Collateral received and pledged are generally settled daily with each counterparty.

Deposits with Counterparty. Cash pledged as collateral is reflected as an asset on the statement of assets and liabilities as deposits with counterparty. There are a variety of security types which require varying levels of pledged collateral. Customer Account Agreements govern cleared derivatives transactions such as futures contracts and certain swap agreements. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. International Swaps and Derivatives Association (“ISDA”) accounts are maintained in a segregated account at the custodian for OTC Derivatives. Certain funds may pledge cash to a broker for securities sold short.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2016

3. Operating Policies (Continued)

For the year ended October 31, 2016, deposits with counterparty were as follows (amounts in thousands):

	FCM (Futures
	and Cleared Swaps)	Shorts	ISDA (OTC Derivatives)
Finisterre Unconstrained Emerging Markets Bond Fund	$84	$—	$—
Global Diversified Income Fund	—	55,562	—
Inflation Protection Fund	2,165	—	593
International Fund I	751	—	—
LargeCap Growth Fund I	8,303	—	—
LargeCap Growth Fund II	1,000	—	—
LargeCap Value Fund III	2,300	—	—
MidCap Growth Fund III	2,900	—	—
MidCap S&P 400 Index Fund	738	—	—
MidCap Value Fund I	4,400	—	—
MidCap Value Fund III	2,200	—	—
Overseas Fund	6,302	—	—
SmallCap Growth Fund I	4,503	—	—
SmallCap S&P 600 Index Fund	797	—	—
SmallCap Value Fund II	5,000	—	—

Floating Rate Notes Issued in Conjunction with Securities Held. California Municipal Fund and Tax-Exempt Bond Fund have entered into transactions in which a fund transfers fixed rate bonds to trusts in exchange for cash and residual interests in the trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties. The fund enters into shortfall and forbearance agreements with the trusts, which commit the fund to pay the trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the fund (inverse floating rate securities) include the right of the fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the fixed rate bond from the trusts to the fund, thereby collapsing the trusts. The fund accounts for the transfer of bonds to the trusts as secured borrowings, with the securities transferred remaining in the fund’s investment assets, and the related floating rate notes reflected as fund liabilities under the caption “floating rate notes issued” in the statement of assets and liabilities. The balances of the floating rate notes issued as of October 31, 2016 were $18,241,000 and $9,470,000 for California Municipal Fund and Tax-Exempt Bond Fund, respectively. The average outstanding balances for the liability during the year ended October 31, 2016 were $13,797,000 and $8,148,000 at weighted average interest rates of 1.14% and 1.07% for California Municipal Fund and Tax-Exempt Bond Fund, respectively. The notes issued by the trusts have interest rates that reset weekly, and the floating rate note holders have the option to tender their notes to the trusts for redemption at par at each reset date.

Foreign Currency Contracts. Certain of the Funds may be subject to foreign currency exchange rate risk in the normal course of pursuing such Funds’ investment objectives. The Funds may use foreign currency contracts to gain exposure to, or hedge against changes in the value of foreign currencies. Certain of the Funds enter into forward contracts to purchase and sell foreign currencies at a specified future date at a fixed exchange rate. Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in fair value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate the fluctuations in underlying prices of the Funds’ portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the currency changes unfavorably to the U.S. dollar.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2016

3. Operating Policies (Continued)

Futures Contracts. The Funds are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds (with the exception of the Principal LifeTime Funds, Principal LifeTime Hybrid Funds, and SAM Portfolios) may enter into futures contracts to hedge against changes in or to gain exposure to, change in the value of equities, interest rates and foreign currencies. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, a fund agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the fund as a variation margin receivable or payable on financial derivative instruments. Future contracts are marked to market daily at the closing settlement price or in the absence of such a price, the most recent quoted bid price. If there are no quotations available, the security is valued at the last available closing settlement price. During the period the futures contracts are open, daily changes in the fair value of the contracts are recognized as unrealized gains or losses. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities. When the contracts are closed, the fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the fund’s cost basis in the contract. There is minimal counterparty credit risk to the Funds because futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Illiquid Securities. Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven calendar days) at approximately the value at which each of the Funds has valued the investments. This may have an adverse effect on each of the Funds’ ability to dispose of particular illiquid securities at fair value and may limit each of the Funds’ ability to obtain accurate market quotations for purposes of valuing the securities.

Indemnification. Under the Fund’s by-laws, present and past officers, directors and employees are indemnified against certain liabilities arising out of the performance of their duties. In addition, in the normal course of business, the Fund may enter into a variety of contracts that may contain representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

Inflation-Indexed Bonds. Certain of the Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the statements of operations, even though the Funds would not receive the principal until maturity.

Mortgage Dollar Rolls. Certain of the Funds have entered into mortgage-dollar-roll transactions on “to-be-announced” securities (“TBA’s”), in which the Funds sell mortgage-backed securities and simultaneously agree to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in additional securities. The Funds forgo principal and interest paid on the securities, and are compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The Funds treat mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the Funds’ portfolio turnover ratio. Amounts to be received or paid in connection with open mortgage-dollar-rolls are included in Investment securities sold and Investment securities purchased on the statements of assets and liabilities.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2016

3. Operating Policies (Continued)

Options Contracts. During the period Global Diversified Income Fund, and Inflation Protection Fund wrote call and put options on futures, swaps, securities, indices and currencies they own or in which they may invest and inflation floors for both hedging and non-hedging purposes. Writing put options tends to increase a fund’s exposure to the underlying instrument. Writing call options tends to decrease a fund’s exposure to the underlying instrument. When a fund writes a call, a put option, or an inflation floor, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. An inflation floor can give downside protection to investments in inflation-linked products. These liabilities are reflected as options contracts written on the statements of assets and liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security, index or currency transaction to determine the realized gain or loss. A fund, as a writer of an option, has no control over whether the underlying future, swap, security, index or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security, index or currency underlying the written option. There is the risk a fund may not be able to enter into a closing transaction because of an illiquid market. A fund may also purchase put and call options. Purchasing call options tends to increase a fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a fund’s exposure to the underlying instrument. A fund pays a premium which is included on the fund’s statements of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security, index or currency transaction to determine the realized gain or loss. Details of options contracts open at year end are included in the Funds' schedules of investments. Transactions in options written during the year ended October 31, 2016, were as follows:

Global Diversified Income Fund	Number of Contracts	Premium (thousands)
Beginning of period	189,352	$14,021
Options written	1,784,699	341,797
Options expired	(176,009)	(41,385)
Options closed	(1,448,985)	(246,095)
Options exercised	(178,751)	(29,336)
Balance at end of period	170,306	$39,002

		Notional Amount
Inflation Protection Fund	Number of Contracts	(thousands)	Premium (thousands)
Beginning of period	312,255,597	175,390	$6,222
Options written	1,777,634,106	535,070	20,024
Options expired	(257,704,701)	(7,730)	(2,415)
Options closed	(1,178,823,181)	(145,210)	(11,076)
Options exercised	(283,031,821)	(97,260)	(4,178)
Balance at end of period	370,330,000	460,260	$8,577

Rebates. Subject to best execution, the Funds may direct certain portfolio transactions to brokerage firms that, in turn, have agreed to rebate a portion of the related brokerage commission to the Funds in cash. Commission rebates are included as a component of realized gain from investment transactions in the statements of operations.

Repurchase Agreements. The Funds may invest in repurchase agreements that are fully collateralized, typically by U.S. government or U.S. government agency securities. It is the Funds’ policy that the counterparties’ custodian takes possession of the underlying collateral securities. The fair value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event the seller of a repurchase agreement defaults, the Funds could experience delays in the realization of the collateral.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2016

3. Operating Policies (Continued)

Restricted Securities. Certain of the Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

Securities Lending. To earn additional income, certain of the Funds may lend portfolio securities to approved brokerage firms. The Funds receive collateral, in the form of cash, against the loaned securities. During the period of the loan, the borrower must maintain collateral in an amount not less than 102% of the market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The cash collateral received is usually invested in an SEC-registered money market mutual fund and the Funds could realize a loss on such investments. Further, the Funds could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium received for lending certain types of securities.Security lending income is shown in each fund's statement of operations. As of October 31, 2016, the Funds had no securities on loan.

Senior Floating Rate Interests. The Funds may invest in senior floating rate interests (bank loans). Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Senior floating rate interests are typically rated below-investment-grade, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Senior floating rate interests pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR).

Senior floating rate interests generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur. As a result, the actual remaining maturity of senior floating rate interests may be substantially less than stated maturities shown in the schedules of investments.

In connection with the senior floating rate interests, the Funds may also enter into unfunded loan commitments (“commitments”). All or a portion of the commitments may be unfunded. The Funds are obligated to fund these commitments at the borrower’s discretion. Therefore, the Funds must have funds sufficient to cover its contractual obligation. Unfunded loan commitments are marked to market daily and the unrealized gain or loss is shown as a separate line item called unrealized gain or loss on unfunded loan commitments on the statements of assets and liabilities. As of October 31, 2016, the Funds had no unfunded loan commitments outstanding.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2016

3. Operating Policies (Continued)

Short Sales. Global Diversified Income Fund entered into short sales transactions during the period. A short sale is a transaction in which a fund sells a security it does not own as a hedge against some of its long positions and/or in anticipation of a decline in the market price of the security. The fund must borrow the security sold short and deliver it to the broker dealer which made the short sale. A security sold in a short sale transaction and the interest or dividend payable on the security if any, is reflected as a liability on the statement of assets and liabilities. The fund is obligated to pay any interest or dividends received on the borrowed securities. Interest accrued and dividends declared on short positions are recorded as an expense and appear as dividends and interest on shorts on the statement of operations. A fund is obligated to deliver the security at the market price at the time the short position is closed. Possible losses from short sales may be unlimited.

The fund is required to pledge cash or securities to the broker as collateral for securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash deposited with the broker for collateral is included in deposits with counterparty on the statement of assets and liabilities and securities segregated as collateral are footnoted in the schedule of investments. The fund may pay broker’s fees on the borrowed securities and may also pay a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. These fees are included as short sale fees on the statement of operations.

Swap Agreements. Core Plus Bond Fund, Finisterre Unconstrained Emerging Markets Bond Fund, Global Diversified Income Fund, High Yield Fund, and Inflation Protection Fund invested in swap agreements during the period. Swap agreements are privately negotiated agreements between a fund and a counterparty to exchange a series of cash flows at specified intervals based upon, or calculated by reference to, changes in specified prices or rates for a specified amount of an underlying asset. A fund may enter into credit default, interest rate, or total return swap agreements to manage its exposure to credit, interest rate, or market risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swap agreements are valued through a pricing service or using procedures established and periodically reviewed by the Fund’s Board of Directors; changes in value are recorded as unrealized gain or loss. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities.

Upon termination of swap agreements, the Funds recognize a realized gain or loss. Net periodic payments to be received or paid are accrued daily and are recorded in the statements of operations as realized gains or losses.

Payments received or made at the beginning of the measurement period are reflected as such on the statements of assets and liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors). These upfront payments are amortized daily over the term of the swap agreement as realized gains or losses on the statements of operations.

Notional principal amounts are used to express the extent of involvement in these agreements. Risks may exceed amounts shown on the statements of assets and liabilities. These risks include changes in the returns of the underlying instruments, unfavorable interest rate fluctuation, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and the possible lack of liquidity with respect to the swap agreements.

The Funds and any counterparty are required to maintain an agreement that requires the Funds and that counterparty to monitor the net fair value of all derivative transactions entered into pursuant to the contract between the Funds and such counterparty. If the net fair value of such derivatives transactions between the Funds and that counterparty exceeds a certain threshold (as defined in the agreement), the Funds or the counterparty are required to post cash and/or securities as collateral. Fair values of derivatives transactions presented in the financial statements are not netted with the fair values of other derivatives transactions or with any collateral amounts posted by the Funds or any counterparty.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2016

3. Operating Policies (Continued)

Credit default swaps involve commitments to pay a fixed rate at a predetermined frequency in exchange for a lump sum payment if a “credit event”, as defined in the agreement, affecting a third party occurs. Credit events may include a failure to pay interest, bankruptcy, restructuring, or other event as defined in the agreement. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of a credit event. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of a credit event. As the seller of credit protection, a Fund would add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swap on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Funds may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Funds own or has exposure to the referenced obligation).

For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of October 31, 2016 for which a Fund is the seller of protection are disclosed in the footnotes to the schedules of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest rate swaps involve the commitment to exchange cash flows based on changes in the value of a specific reference security or a basket of securities.

As of October 31, 2016, counterparties had pledged collateral for swap agreements of $5,130,000 for Global Diversified Income Fund and $2,450,000 for Inflation Protection Fund. The collateral is maintained in a segregated account and is not recorded in the books and records of the funds. Certain collateral amounts relate to exchange cleared swaps which are not subject to master netting agreements with counterparties.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2016

3. Operating Policies (Continued)

To Be Announced Securities. The Funds may trade portfolio securities on a “to-be-announced” (“TBA”) or when-issued basis. In a TBA or when-issued transaction, the Funds commit to purchase or sell securities for which all specific information is not known at the time of the trade. Securities purchased on a TBA or when-issued basis are not settled until they are delivered to the Funds, normally 15 to 30 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Underlying Funds. The performance and risks of each Principal LifeTime Fund, Principal LifeTime Hybrid Fund, and SAM Portfolio (singly, “a fund of funds” and collectively, “the funds of funds”) directly correspond to the performance and risks of the underlying funds in which the fund of funds invest. By investing in many underlying funds, the funds of funds have partial exposure to the risks of many different areas of the market. The more a fund of funds allocates to stock funds, the greater the expected risk.

An underlying fund to a fund of funds may experience relatively large redemptions or purchases as the fund of funds periodically reallocates or rebalances its assets. These transactions may accelerate the realization of taxable income if sales of portfolio securities result in gains and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expense ratios for that fund.

The Manager is the advisor to the Principal LifeTime Funds, Principal LifeTime Hybrid Funds, PVC Principal LifeTime Accounts, Real Estate Allocation Fund, SAM Portfolios, PVC SAM Portfolios, PVC Diversified Balanced Account, PVC Diversified Balanced Managed Volatility Account, PVC Diversified Growth Account, PVC Diversified Growth Managed Volatility Account, PVC Diversified Income Account, and each of the underlying funds. Principal Global Investors, LLC ("PGI") is Sub-Advisor to the Principal LifeTime Funds, Principal LifeTime Hybrid Funds, PVC Principal LifeTime Accounts, PVC Diversified Balanced Account, PVC Diversified Balanced Managed Volatility Account, PVC Diversified Growth Account, PVC Diversified Growth Managed Volatility Account, PVC Diversified Income Account. Principal Real Estate Investors, LLC (“Principal-REI”) is the Sub-Advisor to Real Estate Allocation Fund, and Edge Asset Management, Inc. ("Edge") is the Sub-Advisor to the SAM Portfolios and PVC SAM Portfolios. PGI, Principal-REI and Edge also serve as Sub-Advisors to some or all of the underlying funds. The Manager, PGI, Principal-REI, and Edge are committed to minimizing the potential impact of underlying fund risk on underlying funds to the extent consistent with pursuing the investment objectives of the fund of funds which it manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds.

As of October 31, 2016, the SAM Portfolios, Principal LifeTime Funds, Principal LifeTime Hybrid Funds, Real Estate Allocation Fund, PVC SAM Portfolios, PVC Principal LifeTime Accounts, PVC Diversified Balanced Account, PVC Diversified Balanced Managed Volatility Account, PVC Diversified Growth Account, PVC Diversified Growth Managed Volatility Account, PVC Diversified Income Account, and PVC Multi-Asset Income Account, owned the following percentages, in the aggregate, of the outstanding shares of the underlying funds listed below:

	Total Percentage of		Total Percentage of
Fund	Outstanding Shares Owned	Fund	Outstanding Shares Owned
Core Plus Bond Fund	85.59%	LargeCap Value Fund	83.35%
Diversified International Fund	47.86	LargeCap Value Fund III	73.75
Equity Income Fund	38.04	MidCap Fund	8.16
Global Diversified Income Fund	12.84	MidCap Growth Fund III	58.84
Global Real Estate Securities Fund	38.48	MidCap S&P 400 Index Fund	21.53
Government & High Quality Bond Fund	49.05	MidCap Value Fund III	67.41
High Yield Fund	13.27	Overseas Fund	65.54
High Yield Fund I	19.94	Principal Capital Appreciation Fund	28.55
Income Fund	57.58	Short-Term Income Fund	39.73
Inflation Protection Fund	54.70	SmallCap Growth Fund I	31.92
International Emerging Markets Fund	47.53	SmallCap S&P 600 Index Fund	22.16
LargeCap Growth Fund	55.59	SmallCap Value Fund II	38.30
LargeCap Growth Fund I	27.53
LargeCap S&P 500 Index Fund	48.84

U.S. Government Agencies or Government-Sponsored Enterprises. Certain of the Funds may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by, the U.S. Government or its agencies. The U.S. Government does not guarantee the net asset value of the Funds’ shares. Some U.S. Government securities such as treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”) are supported by the full faith and credit of the U.S. Government. Other securities, such as those of the Federal Home Loan Bank are supported by the right of the issuer to borrow from the U.S. Department of the Treasury. Still other securities, such as those of the Federal National Mortgage Association (“FNMA”) are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2016

3. Operating Policies (Continued)

Government related guarantors (those not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to the timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Participation Certificates are not backed by the full faith and credit of the U.S. Government.

Derivatives. The following tables provide information about where in the statements of assets and liabilities and statements of operations information about derivatives can be found (amounts in thousands):

	Asset Derivatives October 31, 2016			Liability Derivatives October 31, 2016
Derivatives not accounted for			Fair		Fair
as hedging instruments	Statement of Assets and Liabilities Location		Value	Statement of Assets and Liabilities Location	Value
Core Plus Bond Fund
Credit contracts	Receivables, Net Assets Consist of Net unrealized		$909*	Payables, Net Assets Consist of Net unrealized	$1,048	*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
Foreign exchange contracts	Receivables		$1,461	Payables	$4
Interest rate contracts	Receivables, Net Assets Consist of Net unrealized		$374*	Payables, Net Assets Consist of Net unrealized	$1,186	*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
		Total$	2,744		$2,238
Finisterre Unconstrained Emerging Markets Bond Fund
Credit contracts	Receivables, Net Assets Consist of Net unrealized		$280	Payables, Net Assets Consist of Net unrealized	$50
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
Foreign exchange contracts	Receivables		$22	Payables	$19
Interest rate contracts	Receivables, Net Assets Consist of Net unrealized		$27*	Payables, Net Assets Consist of Net unrealized	$—
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
		Total$	329		$69
Global Diversified Income Fund
Credit contracts	Receivables, Net Assets Consist of Net unrealized		$—	Payables, Net Assets Consist of Net unrealized	$511
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$1,761	Payables, Net Assets Consist of Net unrealized	$21,574
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
Foreign exchange contracts	Receivables		$7,007	Payables	$2,038
Interest rate contracts	Receivables, Net Assets Consist of Net unrealized		$56*	Payables, Net Assets Consist of Net unrealized	$—
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
		Total$	8,824		$24,123
High Yield Fund
Foreign exchange contracts	Receivables		$766	Payables	$—

Inflation Protection Fund
Foreign exchange contracts	Receivables		$5,371	Payables	$3,402
Interest rate contracts	Receivables, Net Assets Consist of Net unrealized		$11,310*	Payables, Net Assets Consist of Net unrealized	$4,516	*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
		Total$	16,681		$7,918
International Fund I
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$—	Payables, Net Assets Consist of Net unrealized	$13	*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
LargeCap Growth Fund I
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$—	Payables, Net Assets Consist of Net unrealized	$2,367	*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
LargeCap Growth Fund II
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$—	Payables, Net Assets Consist of Net unrealized	$225	*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
Foreign exchange contracts	Receivables		$36	Payables	$2
		Total$	36		$227
LargeCap S&P 500 Index Fund
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$—	Payables, Net Assets Consist of Net unrealized	$191	*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
LargeCap Value Fund III
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$—	Payables, Net Assets Consist of Net unrealized	$1,112	*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
MidCap Growth Fund III
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$—	Payables, Net Assets Consist of Net unrealized	$886	*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
MidCap S&P 400 Index Fund
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$—	Payables, Net Assets Consist of Net unrealized	$238	*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2016

3. Operating Policies (Continued)

	Asset Derivatives October 31, 2016		Liability Derivatives October 31, 2016
Derivatives not accounted for		Fair		Fair
as hedging instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
MidCap Value Fund I
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$—	Payables, Net Assets Consist of Net unrealized	$565	*
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
MidCap Value Fund III
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$—	Payables, Net Assets Consist of Net unrealized	$1,112	*
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
Overseas Fund
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$—	Payables, Net Assets Consist of Net unrealized	$1,676	*
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
SmallCap Growth Fund I
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$—	Payables, Net Assets Consist of Net unrealized	$3,467	*
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
SmallCap S&P 600 Index Fund
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$—	Payables, Net Assets Consist of Net unrealized	$322	*
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
SmallCap Value Fund II
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$—	Payables, Net Assets Consist of Net unrealized	$2,943	*
	appreciation (depreciation) of investments		appreciation (depreciation) of investments

*Includes cumulative unrealized appreciation/depreciation of exchange cleared swaps and futures contracts as shown in the schedules of investments. Only the portion of the unrealized appreciation/depreciation not yet cash settled is shown in the statements of assets and liabilities as variation margin.

			Change in Unrealized
			Appreciation/(Depreciation) of
Derivatives not accounted for	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Derivatives Recognized in Statement
as hedging instruments	Recognized in Statement of Operations	Recognized in Statement of Operations	of Operations
Core Plus Bond Fund
Credit contracts	Net realized gain (loss) from Swap	$(8,678)	$(125)
	agreements/Change in unrealized
	appreciation/(depreciation) of Swap
	agreements
Foreign exchange contracts	Net realized gain (loss) from Foreign	$(222)	$1,311
	currency transactions/Change in unrealized
	appreciation/(depreciation) of Translation of
	assets and liabilities in foreign currencies
Interest rate contracts	Net realized gain (loss) from Futures	$6,069	$(695)
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
	Total	$(2,831)	$491
Finisterre Unconstrained Emerging Markets Bond Fund
Credit contracts	Net realized gain (loss) from Swap	$(34)	$20
	agreements/Change in unrealized
	appreciation/(depreciation) of Swap
	agreements
Foreign exchange contracts	Net realized gain (loss) from Foreign	$81	$3
	currency transactions/Change in unrealized
	appreciation/(depreciation) of Translation of
	assets and liabilities in foreign currencies
Interest rate contracts	Net realized gain (loss) from Futures	$7	$27
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
	Total	$54	$50

	NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2016

3. Operating Policies (Continued)

			Change in Unrealized
			Appreciation/(Depreciation) of
Derivatives not accounted for	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Derivatives Recognized in Statement
as hedging instruments	Recognized in Statement of Operations	Recognized in Statement of Operations	of Operations
Global Diversified Income Fund
Credit contracts	Net realized gain (loss) from Swap	$2,316	$1,709
	agreements/Change in unrealized
	appreciation/(depreciation) of Swap
	agreements
Equity contracts	Net realized gain (loss) from Investment	$29,398	$22,280
	transactions and Options and
	swaptions/Change in unrealized
	appreciation/(depreciation) of Investments
	and Options and swaptions
Foreign exchange contracts	Net realized gain (loss) from Foreign	$17,577	$(1,053)
	currency transactions/Change in unrealized
	appreciation/(depreciation) of Translation of
	assets and liabilities in foreign currencies
Interest rate contracts	Net realized gain (loss) from Futures	$(129)	$56
	contracts and Swap agreements/Change in
	unrealized appreciation/(depreciation) of
	Futures contracts
	Total	$49,162	$22,992
High Yield Fund
Credit contracts	Net realized gain (loss) from Swap	$(497)	$(287)
	agreements/Change in unrealized
	appreciation/(depreciation) of Swap
	agreements
Foreign exchange contracts	Net realized gain (loss) from Foreign	$40	$228
	currency transactions/Change in unrealized
	appreciation/(depreciation) of Translation of
	assets and liabilities in foreign currencies
	Total	$(457)	$(59)
Inflation Protection Fund
Foreign exchange contracts	Net realized gain (loss) from Investment	$(17,311)	$1,790
	transactions, Foreign currency transactions,
	and Options and swaptions/Change in
	unrealized appreciation/(depreciation) of
	Investments, Options and swaptions, and
	Translation of assets and liabilities in
	foreign currencies
Interest rate contracts	Net realized gain (loss) from Investment	$(15.069)	$7,172
	transactions, Futures contracts, Options and
	swaptions, and Swap agreements/Change in
	unrealized appreciation/(depreciation) of
	Investments, Futures contracts, Options and
	swaptions, and Swap agreements
	Total	$(32,380)	$8,962
International Fund I
Equity contracts	Net realized gain (loss) from Futures	$(753)	$(1,016)
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
LargeCap Growth Fund I
Equity contracts	Net realized gain (loss) from Futures	$20,755	$(14,733)
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
LargeCap Growth Fund II
Equity contracts	Net realized gain (loss) from Futures	$1,990	$(819)
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
Foreign exchange contracts	Net realized gain (loss) from Foreign	$25	$34
	currency transactions/Change in unrealized
	appreciation/(depreciation) of Translation of
	assets and liabilities in foreign currencies
	Total	$2,015	$(785)
LargeCap S&P 500 Index Fund
Equity contracts	Net realized gain (loss) from Futures	$9,599	$(4,943)
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts

	NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2016

3. Operating Policies (Continued)

			Change in Unrealized
			Appreciation/(Depreciation) of
Derivatives not accounted for	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Derivatives Recognized in Statement
as hedging instruments	Recognized in Statement of Operations	Recognized in Statement of Operations	of Operations
LargeCap Value Fund III
Equity contracts	Net realized gain (loss) from Futures	$9,128	$(5,319)
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
MidCap Growth Fund III
Equity contracts	Net realized gain (loss) from Futures	$5,698	$(3,085)
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
MidCap S&P 400 Index Fund
Equity contracts	Net realized gain (loss) from Futures	$1,003	$(399)
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
MidCap Value Fund I
Equity contracts	Net realized gain (loss) from Futures	$8,819	$(1,641)
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
MidCap Value Fund III
Equity contracts	Net realized gain (loss) from Futures	$6,005	$(2,615)
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
Overseas Fund
Equity contracts	Net realized gain (loss) from Futures	$7,342	$(4,908)
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
SmallCap Fund
Equity contracts	Net realized gain (loss) from Futures	$(16)	$(13)
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
SmallCap Growth Fund I
Equity contracts	Net realized gain (loss) from Futures	$9,153	$(4,371)
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
SmallCap S&P 600 Index Fund
Equity contracts	Net realized gain (loss) from Futures	$3,476	$(520)
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
SmallCap Value Fund II
Equity contracts	Net realized gain (loss) from Futures	$12,076	$(4,284)
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts

Long equity futures contracts are used to obtain market exposure for the cash balances that are maintained by certain of the Funds and the notional values of the futures contracts will vary in accordance with changing cash balances. Long and short U.S. Treasury futures contracts are used to obtain interest rate exposure in order to manage duration of Core Plus Bond Fund, Finisterre Unconstrained Emerging Markets Bond Fund, Global Diversified Income Fund and Inflation Protection Fund. The notional values of the futures contracts will vary in accordance with changing duration of these funds.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2016

3. Operating Policies (Continued)

The following table includes a summary of the average quarterly outstanding volume by derivative instrument type for the year ended October 31, 2016:

		Average Notional
		(in thousands) or
Contract Type	Derivative Type	Number of Contracts
Core Plus Bond Fund
Credit Contracts	Exchange Cleared Credit Default Swaps - Buy Protection	$142,238
Foreign Exchange Contracts	Foreign Currency Contracts - Contracts to Accept	$306
	Foreign Currency Contracts - Contracts to Deliver	$43,046
Interest Rate Contracts	Futures - Long	$92,712
	Futures - Short	$65,698
Finisterre Unconstrained Emerging
Markets Bond Fund
Credit Contracts	Credit Default Swaps - Buy Protection	$5,375
	Credit Default Swaps - Sell Protection	$2,350
Foreign Exchange Contracts	Foreign Currency Contracts - Contracts to Accept	$1,523
	Foreign Currency Contracts - Contracts to Deliver	$3,680
Interest Rate Contracts	Futures - Short	$4,620
Global Diversified Income Fund
Credit Contracts	Credit Default Swaps - Sell Protection	$13,975
Equity Contracts	Purchased Options	13,749
	Written Options	159,057
Foreign Exchange Contracts	Foreign Currency Contracts - Contracts to Accept	$270,570
	Foreign Currency Contracts - Contracts to Deliver	$625,564
Interest Rate Contracts	Futures - Short	$69,105
High Yield Fund
Credit Contracts	Exchange Cleared Credit Default Swaps - Sell Protection	$25,000
Foreign Exchange Contracts	Foreign Currency Contracts - Contracts to Deliver	$29,990
Inflation Protection Fund
Foreign Exchange Contracts	Foreign Currency Contracts - Contracts to Accept	$78,308
	Foreign Currency Contracts - Contracts to Deliver	$240,100
	Purchased Options	424,771,250
	Written Options	319,615,000
Interest Rate Contracts	Exchange Cleared Interest Rate Swaps - Pay Floating Rate	$51,665
	Exchange Cleared Interest Rate Swaps - Receive Floating Rate	$110,044
	Futures - Long	$254,251
	Futures - Short	$271,544
	Interest Rate Swaps - Pay Floating Rate	$34,658
	Interest Rate Swaps - Receive Floating Rate	$49,962
	Purchased Capped Options	$71,000
	Purchased Interest Rate Swaptions	$50,244
	Purchased Options	3,303
	Written Interest Rate Swaptions	$247,090
	Written Options	4,502
International Fund I
Equity Contracts	Futures - Long	$9,990

	NOTES TO FINANCIAL STATEMENTS
	PRINCIPAL FUNDS, INC.
	October 31, 2016

3. Operating Policies (Continued)

		Average Notional
		(in thousands) or
Contract Type	Derivative Type	Number of Contracts
LargeCap Growth Fund I
Equity Contracts	Futures - Long	$176,719
LargeCap Growth Fund II
Equity Contracts	Futures - Long	$20,976
Foreign Exchange Contracts	Foreign Currency Contracts - Contracts to Accept	$81
	Foreign Currency Contracts - Contracts to Deliver	$1,714
LargeCap S&P 500 Index Fund
Equity Contracts	Futures - Long	$40,939
LargeCap Value Fund III
Equity Contracts	Futures - Long	$68,847
MidCap Growth Fund III
Equity Contracts	Futures - Long	$65,257
MidCap S&P 400 Index Fund
Equity Contracts	Futures - Long	$20,208
MidCap Value Fund I
Equity Contracts	Futures - Long	$49,023
MidCap Value Fund III
Equity Contracts	Futures - Long	$51,009
Overseas Fund
Equity Contracts	Futures - Long	$123,180
SmallCap Growth Fund I
Equity Contracts	Futures - Long	$88,189
SmallCap S&P 600 Index Fund
Equity Contracts	Futures - Long	$18,961
SmallCap Value Fund II
Equity Contracts	Futures - Long	$78,812

4. Fair Valuation

Fair value is defined as the price that the Funds would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security at the measurement date. In determining fair value, the Funds use various valuation approaches, including market, income and/or cost approaches. A hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds own estimates about the estimates market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2016

4. Fair Valuation (Continued)

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – Quoted prices are available in active markets for identical securities as of the reporting date. The type of securities included in Level 1 includes listed equities and listed derivatives.

Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayments speeds, credit risk, etc.) Investments which are generally included in this category include corporate bonds, senior floating rate interests, and municipal bonds.

Level 3 – Significant unobservable inputs (including the Funds’ assumptions in determining the fair value of investments.) Investments which are generally included in this category include certain corporate bonds and certain mortgage backed securities.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the market place, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Funds in determining fair value is greatest for instruments categorized in Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair value is a market based measure considered from the perspective of a market participant who holds the asset rather than an entity specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Funds use prices and inputs that are current as of the measurement date.

Investments which are generally included in the Level 3 category are primarily valued using quoted prices from brokers and dealers participating in the market for these investments. These investments are classified as Level 3 investments due to the lack of market transparency and market corroboration to support these quoted prices. Valuation models may be used as the pricing source for other investments classified as Level 3. Valuation models rely on one or more significant unobservable inputs such as prepayment rates, probability of default, or loss severity in the event of default. Significant increases in any of those inputs in isolation would result in a significantly lower fair value measurement. Benchmark pricing procedures set the base price of a security based on current market data. The base price may be a broker-dealer quote, transaction price, or internal value based on relevant market data.

The fair values of these entities are dependent on economic, political and other considerations. The values of the underlying investee entities may be affected by significant changes in the economic conditions, changes in government policies, and other factors (e.g., natural disasters, accidents, conflicts, etc.).

Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors. The Manager has established a Valuation Committee of senior officers and employees, with the responsibility of overseeing the pricing and valuation of all securities, including securities where market quotations are not readily available. The Valuation Committee meets monthly and reports directly to the Board of Directors. The Pricing Group who reports to the Valuation Committee relies on the established Pricing Policies to determine fair valuation. Included in the Pricing Policies is an overview of the approved valuation technique established for each asset class. The Pricing Group will consider all appropriate information available when determining fair valuation.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2016

4. Fair Valuation (Continued)

The Pricing Group relies on externally provided valuation inputs to determine the value of Level 3 securities. Security values are updated as new information becomes available. Valuation data and changes in valuation amounts are reviewed on a daily basis based on specified criteria for the security, asset class, and other factors. In addition, valuation data is periodically compared to actual transactions executed by the Funds (i.e., purchases/sales) and differences between transaction prices and prior period valuation data are investigated based on specified tolerances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those instruments. For example, short-term securities held in Money Market Fund are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The beginning of the period timing recognition has been adopted for the significant transfers between levels of each Fund’s assets and liabilities. There were no significant purchases, sales, or transfers into or out of Level 3, except as noted in the Level 3 roll forward. The table below includes transfers from Level 1 to Level 2 as of October 31, 2016 due to lack of exchange traded valuation data:

Diversified International Fund	$24,339,094
Global Diversified Income Fund	10,238,955
Global Real Estate Securities Fund	49,558,136
International Emerging Markets Fund	17,201,794
SmallCap Growth Fund I	1,946
SmallCap Value Fund II	131,473

Below are transfers from Level 2 to Level 1 as of October 31, 2016 due to the resumption of trading for previous thinly traded securities:

International Emerging Markets Fund	$11,218,227
SmallCap Value Fund II	149,854

The following is a summary of the inputs used as of October 31, 2016, in valuing the Funds' securities carried at value (amounts shown in thousands):

		Level 2 - Other
	Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund	Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)

California Municipal Fund
Municipal Bonds*	$—	$472,686	$—	$472,686
Total investments in securities $	—	$472,686	$—	$472,686

Core Plus Bond Fund
Bonds*	$—	$2,730,331	$—	$2,730,331
Common Stocks*	1,464	—	—	1,464
Convertible Bonds*	—	518	—	518
Investment Companies*	89,113	—	—	89,113
Preferred Stocks
Communications	1,340	—	—	1,340
Financial	11,254	3,676	—	14,930
Utilities	1,435	—	—	1,435
Senior Floating Rate Interests*	—	83,940	—	83,940
U.S. Government & Government Agency Obligations*	—	1,400,184	—	1,400,184
Total investments in securities $	104,606	$4,218,649	$—	$4,323,255
Assets
Credit Contracts**
Exchange Cleared Credit Default Swaps	$—	$909	$—	$909
Foreign Exchange Contracts**
Foreign Currency Contracts	$—	$1,461	$—	$1,461
Interest Rate Contracts**
Futures	$374	$—	$—	$374
Liabilities
Credit Contracts**
Exchange Cleared Credit Default Swaps	$—	$(1,048)	$—	$(1,048)
Foreign Exchange Contracts**
Foreign Currency Contracts	$—	$(4)	$—	$(4)
Interest Rate Contracts**
Futures	$(1,186)	$—	$—	$(1,186)

	NOTES TO FINANCIAL STATEMENTS
	PRINCIPAL FUNDS, INC.
	October 31, 2016

4. Fair Valuation (Continued)
		Level 2 - Other
	Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund	Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)

Diversified International Fund
Common Stocks
Basic Materials	$92,440	$269,556	$—	$361,996
Communications	75,540	828,306	—	903,846
Consumer, Cyclical	307,150	951,671	—	1,258,821
Consumer, Non-cyclical	165,366	1,102,365	—	1,267,731
Diversified	—	54,111	—	54,111
Energy	162,311	317,941	—	480,252
Financial	499,798	1,218,505	—	1,718,303
Industrial	82,243	742,087	—	824,330
Technology	74,043	553,967	—	628,010
Utilities	—	226,424	—	226,424
Investment Companies*	175,783	—	—	175,783
Preferred Stocks	73,918	—	—	73,918
Total investments in securities $	1,708,592	$6,264,933	$—	$7,973,525

Equity Income Fund
Common Stocks*	$5,315,192	$—	$—	$5,315,192
Investment Companies*	71,079	—	—	71,079
Total investments in securities $	5,386,271	$—	$—	$5,386,271

Finisterre Unconstrained Emerging Markets Bond Fund
Bonds*	$—	$23,461	$265	$23,726
Convertible Bonds*	—	401	—	401
Total investments in securities $	—	$23,862	$265	$24,127
Assets
Credit Contracts**
Credit Default Swaps	$—	$280	$—	$280
Foreign Exchange Contracts**
Foreign Currency Contracts	$—	$22	$—	$22
Interest Rate Contracts**
Futures	$27	$—	$—	$27

Liabilities
Credit Contracts**
Credit Default Swaps	$—	$(50)	$—	$(50)
Foreign Exchange Contracts**
Foreign Currency Contracts	$—	$(19)	$—	$(19)

Global Diversified Income Fund
Bonds*	$—	$7,327,148	$65,591	$7,392,739
Common Stocks
Basic Materials	9,576	11,631	—	21,207
Communications	131,526	9,007	—	140,533
Consumer, Cyclical	36,524	43,590	120	80,234
Consumer, Non-cyclical	141,199	93,304	—	234,503
Diversified	—	17,474	—	17,474
Energy	224,305	25,629	—	249,934
Financial	477,842	331,541	—	809,383
Government	1,503	—	—	1,503
Industrial	69,672	112,833	—	182,505
Technology	57,742	29,205	5,833	92,780
Utilities	376,628	100,455	—	477,083
Convertible Bonds*	—	17,882	3,305	21,187
Convertible Preferred Stocks
Financial	5,092	—	—	5,092
Credit Linked Structured Notes*	—	—	3,327	3,327
Investment Companies*	374,540	—	—	374,540
Preferred Stocks
Communications	8,521	14,042	—	22,563
Consumer, Non-cyclical	—	1,048	—	1,048
Financial	116,313	25,027	—	141,340
Industrial	13,536	—	80	13,616
Utilities	15,207	—	—	15,207
Senior Floating Rate Interests*	—	776,986	26,817	803,803
U.S. Government & Government Agency Obligations*	—	97,833	—	97,833
Purchased Options	1,761	—	—	1,761
Total investments in securities $	2,061,487	$9,034,635	$105,073	$11,201,195

	NOTES TO FINANCIAL STATEMENTS
	PRINCIPAL FUNDS, INC.
	October 31, 2016

4. Fair Valuation (Continued)
		Level 2 - Other
	Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund	Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)

Global Diversified Income Fund (Continued)
Assets
Foreign Exchange Contracts**
Foreign Currency Contracts	$—	$7,007	$—	$7,007
Interest Rate Contracts**
Futures	$56	$—	$—	$56
Liabilities
Credit Contracts**
Credit Default Swaps	$—	$(511)	$—	$(511)
Equity Contracts**
Options	$(21,574)	$—	$—	$(21,574)
Foreign Exchange Contracts**
Foreign Currency Contracts	$—	$(2,038)	$—	$(2,038)

Global Real Estate Securities Fund
Common Stocks
Consumer, Cyclical	$16,003	$13,127	$—	$29,130
Financial	1,627,966	1,405,021	—	3,032,987
Technology	22,953	—	—	22,953
Investment Companies*	44,873	—	—	44,873
Total investments in securities $	1,711,795	$1,418,148	$—	$3,129,943

Government & High Quality Bond Fund
Bonds*	$—	$455,240	$—	$455,240
Investment Companies*	22,785	—	—	22,785
U.S. Government & Government Agency Obligations*	—	1,074,105	—	1,074,105
Total investments in securities $	22,785	$1,529,345	$—	$1,552,130

High Yield Fund
Bonds*	$—	$3,141,844	$—	$3,141,844
Common Stocks
Basic Materials	1,714	—	—	1,714
Consumer, Non-cyclical	—	—	32	32
Energy	9,301	—	—	9,301
Technology	—	—	—	—
Convertible Bonds*	—	11,165	—	11,165
Investment Companies*	181,202	—	—	181,202
Senior Floating Rate Interests*	—	219,569	—	219,569
Total investments in securities $	192,217	$3,372,578	$32	$3,564,827
Assets
Foreign Exchange Contracts**
Foreign Currency Contracts	$—	$766	$—	$766

High Yield Fund I
Bonds*	$—	$858,188	$54	$858,242
Common Stocks
Communications	191	—	—	191
Consumer, Cyclical	—	1	—	1
Energy	—	—	184	184
Industrial	—	—	—	—
Utilities	2,574	11	—	2,585
Convertible Bonds*	—	240	62	302
Investment Companies*	27,065	—	—	27,065
Preferred Stocks
Financial	—	1,529	—	1,529
Industrial	—	—	—	—
Senior Floating Rate Interests*	—	66,316	—	66,316
Total investments in securities $	29,830	$926,285	$300	$956,415

Income Fund
Bonds*	$—	$2,050,112	$15,652	$2,065,764
Common Stocks
Energy	3,116	—	—	3,116
Financial	—	—	2	2
Industrial	—	—	—	—
Technology	—	—	—	—
Investment Companies*	131,841	—	—	131,841
Senior Floating Rate Interests*	—	7,000	—	7,000
U.S. Government & Government Agency Obligations*	—	1,094,651	—	1,094,651
Total investments in securities $	134,957	$3,151,763	$15,654	$3,302,374

	NOTES TO FINANCIAL STATEMENTS
	PRINCIPAL FUNDS, INC.
	October 31, 2016

4. Fair Valuation (Continued)
		Level 2 - Other
	Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund	Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)

Inflation Protection Fund
Bonds*	$—	$73,490	$—	$73,490
Investment Companies*	28,155	—	—	28,155
U.S. Government & Government Agency Obligations*	—	1,704,160	—	1,704,160
Purchased Interest Rate Swaptions	—	5,470	—	5,470
Purchased Capped Options	—	—	—	—
Purchased Options	634	3,494	—	4,128
Total investments in securities $	28,789	$1,786,614	$—	$1,815,403
Assets
Foreign Exchange Contracts**
Foreign Currency Contracts	$—	$1,877	$—	$1,877
Interest Rate Contracts**
Exchange Cleared Interest Rate Swaps	$—	$1,581	$—	$1,581
Futures	2,853	—	—	2,853
Interest Rate Swaps	—	772	—	772
Liabilities
Foreign Exchange Contracts**
Foreign Currency Contracts	$—	$(130)	$—	$(130)
Written Options	—	(3,272)	—	(3,272)
Interest Rate Contracts**
Futures	$(1,282)	$—	$—	$(1,282)
Interest Rate Swaps	—	(176)	—	(176)
Interest Rate Swaptions	—	(3,058)	—	(3,058)

International Emerging Markets Fund
Common Stocks
Basic Materials	$11,270	$39,678	$—	$50,948
Communications	35,246	137,456	—	172,702
Consumer, Cyclical	16,811	74,607	—	91,418
Consumer, Non-cyclical	33,501	46,780	—	80,281
Diversified	—	3,675	—	3,675
Energy	—	94,036	—	94,036
Financial	23,009	182,982	—	205,991
Industrial	14,669	43,648	—	58,317
Technology	14,084	131,537	—	145,621
Utilities	6,797	17,251	—	24,048
Investment Companies*	4,977	—	—	4,977
Preferred Stocks
Basic Materials	11,801	—	—	11,801
Communications	—	720	—	720
Diversified	18,071	—	—	18,071
Financial	15,758	—	—	15,758
Total investments in securities $	205,994	$772,370	$—	$978,364

International Fund I
Common Stocks
Basic Materials	$—	$19,951	$—	$19,951
Communications	7,672	39,288	—	46,960
Consumer, Cyclical	4,481	68,447	—	72,928
Consumer, Non-cyclical	8,823	61,392	—	70,215
Diversified	—	3,470	—	3,470
Energy	—	9,962	—	9,962
Financial	—	34,890	—	34,890
Industrial	9,010	44,963	—	53,973
Technology	21,324	40,766	—	62,090
Utilities	—	6,940	—	6,940
Investment Companies*	5,488	—	—	5,488
Total investments in securities $	56,798	$330,069	$—	$386,867
Liabilities
Equity Contracts**
Futures	$(13)	$—	$—	$(13)

LargeCap Growth Fund
Common Stocks*	$1,968,725	$—	$—	$1,968,725
Investment Companies*	117,397	—	—	117,397
Total investments in securities $	2,086,122	$—	$—	$2,086,122

	NOTES TO FINANCIAL STATEMENTS
	PRINCIPAL FUNDS, INC.
	October 31, 2016

4. Fair Valuation (Continued)
		Level 2 - Other
	Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund	Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)

LargeCap Growth Fund I
Common Stocks
Basic Materials	$21,395	$—	$—	$21,395
Communications	1,586,357	—	1,137	1,587,494
Consumer, Cyclical	888,064	—	—	888,064
Consumer, Non-cyclical	1,874,739	—	—	1,874,739
Energy	5,440	—	—	5,440
Financial	518,290	—	—	518,290
Industrial	700,950	—	—	700,950
Technology	1,234,040	—	—	1,234,040
Utilities	245	—	—	245
Convertible Preferred Stocks
Communications	—	—	30,755	30,755
Investment Companies*	171,309	—	—	171,309
Preferred Stocks
Communications	—	—	8,186	8,186
Technology	—	8,397	—	8,397
Total investments in securities $	7,000,829	$8,397	$40,078	$7,049,304
Liabilities
Equity Contracts**
Futures	$(2,367)	$—	$—	$(2,367)

LargeCap Growth Fund II
Common Stocks*	$505,387	$—	$—	$505,387
Investment Companies*	13,982	—	—	13,982
Total investments in securities $	519,369	$—	$—	$519,369
Assets
Foreign Exchange Contracts**
Foreign Currency Contracts	$—	$36	$—	$36
Liabilities
Equity Contracts**
Futures	$(225)	$—	$—	$(225)
Foreign Exchange Contracts**
Foreign Currency Contracts	$—	$(2)	$—	$(2)
LargeCap S&P 500 Index Fund
Common Stocks*	$4,914,826	$—	$—	$4,914,826
Investment Companies*	33,976	—	—	33,976
Total investments in securities $	4,948,802	$—	$—	$4,948,802
Liabilities
Equity Contracts**
Futures	$(191)	$—	$—	$(191)

LargeCap Value Fund
Common Stocks*	$2,332,322	$—	$—	$2,332,322
Investment Companies*	20,820	—	—	20,820
Total investments in securities $	2,353,142	$—	$—	$2,353,142

LargeCap Value Fund III
Common Stocks*	$1,678,250	$—	$—	$1,678,250
Investment Companies*	60,685	—	—	60,685
Total investments in securities $	1,738,935	$—	$—	$1,738,935
Liabilities
Equity Contracts**
Futures	$(1,112)	$—	$—	$(1,112)

MidCap Fund
Common Stocks*	$11,432,908	$—	$—	$11,432,908
Investment Companies*	9,705	—	—	9,705
Total investments in securities $	11,442,613	$—	$—	$11,442,613

MidCap Growth Fund
Common Stocks*	$126,711	$—	$—	$126,711
Investment Companies*	3,972	—	—	3,972
Total investments in securities $	130,683	$—	$—	$130,683

		NOTES TO FINANCIAL STATEMENTS
		PRINCIPAL FUNDS, INC.
		October 31, 2016

4. Fair Valuation (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund		Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3 )

MidCap Growth Fund III
Common Stocks*		$1,302,708	$—	$—	$1,302,708
Investment Companies*		56,682	—	—	56,682
	Total investments in securities $	1,359,390	$—	$—	$1,359,390
Liabilities
Equity Contracts**
Futures		$(886)	$—	$—	$(886)

MidCap S&P 400 Index Fund
Common Stocks*		$1,178,629	$—	$—	$1,178,629
Investment Companies*		26,332	—	—	26,332
	Total investments in securities $	1,204,961	$—	$—	$1,204,961
Liabilities
Equity Contracts**
Futures		$(238)	$—	$—	$(238)

MidCap Value Fund I
Common Stocks*		$1,084,776	$—	$—	$1,084,776
Investment Companies*		20,543	—	—	20,543
	Total investments in securities $	1,105,319	$—	$—	$1,105,319
Liabilities
Equity Contracts**
Futures		$(565)	$—	$—	$(565)

MidCap Value Fund III
Common Stocks*		$1,161,186	$—	$—	$1,161,186
Investment Companies*		45,798	—	—	45,798
	Total investments in securities $	1,206,984	$—	$—	$1,206,984
Liabilities
Equity Contracts**
Futures		$(1,112)	$—	$—	$(1,112)

Money Market Fund
Bonds*		$—	$92,899	$—	$92,899
Certificate of Deposit*		—	5,800	—	5,800
Commercial Paper*		—	502,165	—	502,165
Investment Companies*		38,380	—	—	38,380
Municipal Bonds*		—	49,752	—	49,752
Repurchase Agreements*		—	58,000	—	58,000
	Total investments in securities $	38,380	$708,616	$—	$746,996

Overseas Fund
Common Stocks
Basic Materials		$—	$189,468	$—	$189,468
Communications		28,156	194,016	—	222,172
Consumer, Cyclical		—	221,659	—	221,659
Consumer, Non-cyclical		47,257	469,832	—	517,089
Diversified		—	16,397	—	16,397
Energy		27,031	238,661	—	265,692
Financial		7,202	671,416	—	678,618
Industrial		28,856	556,390	—	585,246
Technology		—	105,819	—	105,819
Utilities		—	105,458	—	105,458
Investment Companies*		109,780	—	—	109,780
Preferred Stocks
Consumer, Cyclical		—	64,154	—	64,154
	Total investments in securities $	248,282	$2,833,270	$—	$3,081,552
Liabilities
Equity Contracts**
Futures		$(1,676)	$—	$—	$(1,676)

Principal Capital Appreciation Fund
Common Stocks*		$2,431,952	$—	$—	$2,431,952
Investment Companies*		25,466	—	—	25,466
	Total investments in securities $	2,457,418	$—	$—	$2,457,418

Principal LifeTime 2010 Fund
Investment Companies*		$1,217,372	$—	$—	$1,217,372
	Total investments in securities $	1,217,372	$—	$—	$1,217,372

	NOTES TO FINANCIAL STATEMENTS
	PRINCIPAL FUNDS, INC.
	October 31, 2016

4. Fair Valuation (Continued)
	Level 2 - Other
	Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund	Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)

Principal LifeTime 2015 Fund
Investment Companies*	$760,416	$—	$—	$760,416
Total investments in securities $	760,416	$—	$—	$760,416

Principal LifeTime 2020 Fund
Investment Companies*	$5,851,009	$—	$—	$5,851,009
Total investments in securities $	5,851,009	$—	$—	$5,851,009

Principal LifeTime 2025 Fund
Investment Companies*	$1,693,006	$—	$—	$1,693,006
Total investments in securities $	1,693,006	$—	$—	$1,693,006

Principal LifeTime 2030 Fund
Investment Companies*	$6,578,023	$—	$—	$6,578,023
Total investments in securities $	6,578,023	$—	$—	$6,578,023

Principal LifeTime 2035 Fund
Investment Companies*	$1,290,053	$—	$—	$1,290,053
Total investments in securities $	1,290,053	$—	$—	$1,290,053

Principal LifeTime 2040 Fund
Investment Companies*	$4,355,408	$—	$—	$4,355,408
Total investments in securities $	4,355,408	$—	$—	$4,355,408

Principal LifeTime 2045 Fund
Investment Companies*	$850,944	$—	$—	$850,944
Total investments in securities $	850,944	$—	$—	$850,944

Principal LifeTime 2050 Fund
Investment Companies*	$2,363,086	$—	$—	$2,363,086
Total investments in securities $	2,363,086	$—	$—	$2,363,086
Principal LifeTime 2055 Fund
Investment Companies*	$305,335	$—	$—	$305,335
Total investments in securities $	305,335	$—	$—	$305,335

Principal LifeTime 2060 Fund
Investment Companies*	$155,553	$—	$—	$155,553
Total investments in securities $	155,553	$—	$—	$155,553

Principal LifeTime Hybrid 2015 Fund
Investment Companies*	$12,231	$—	$—	$12,231
Total investments in securities $	12,231	$—	$—	$12,231

Principal LifeTime Hybrid 2020 Fund
Investment Companies*	$43,566	$—	$—	$43,566
Total investments in securities $	43,566	$—	$—	$43,566

Principal LifeTime Hybrid 2025 Fund
Investment Companies*	$12,886	$—	$—	$12,886
Total investments in securities $	12,886	$—	$—	$12,886

Principal LifeTime Hybrid 2030 Fund
Investment Companies*	$45,803	$—	$—	$45,803
Total investments in securities $	45,803	$—	$—	$45,803

Principal LifeTime Hybrid 2035 Fund
Investment Companies*	$9,893	$—	$—	$9,893
Total investments in securities $	9,893	$—	$—	$9,893

Principal LifeTime Hybrid 2040 Fund
Investment Companies*	$23,795	$—	$—	$23,795
Total investments in securities $	23,795	$—	$—	$23,795

Principal LifeTime Hybrid 2045 Fund
Investment Companies*	$6,249	$—	$—	$6,249
Total investments in securities $	6,249	$—	$—	$6,249

Principal LifeTime Hybrid 2050 Fund
Investment Companies*	$12,616	$—	$—	$12,616
Total investments in securities $	12,616	$—	$—	$12,616

		NOTES TO FINANCIAL STATEMENTS
		PRINCIPAL FUNDS, INC.
		October 31, 2016

4. Fair Valuation (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund		Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)

Principal LifeTime Hybrid 2055 Fund
Investment Companies*		$1,926	$—	$—	$1,926
	Total investments in securities $	1,926	$—	$—	$1,926

Principal LifeTime Hybrid 2060 Fund
Investment Companies*		$464	$—	$—	$464
	Total investments in securities $	464	$—	$—	$464

Principal LifeTime Hybrid Income Fund
Investment Companies*		$8,796	$—	$—	$8,796
	Total investments in securities $	8,796	$—	$—	$8,796

Principal LifeTime Strategic Income Fund
Investment Companies*		$686,877	$—	$—	$686,877
	Total investments in securities $	686,877	$—	$—	$686,877

Real Estate Securities Fund
Common Stocks*		$2,846,010	$—	$—	$2,846,010
Investment Companies*		44,802	—	—	44,802
	Total investments in securities $	2,890,812	$—	$—	$2,890,812

SAM Balanced Portfolio
Investment Companies*		$4,763,786	$—	$—	$4,763,786
	Total investments in securities $	4,763,786	$—	$—	$4,763,786

SAM Conservative Balanced Portfolio
Investment Companies*		$1,737,295	$—	$—	$1,737,295
	Total investments in securities $	1,737,295	$—	$—	$1,737,295

SAM Conservative Growth Portfolio
Investment Companies*		$3,001,152	$—	$—	$3,001,152
	Total investments in securities $	3,001,152	$—	$—	$3,001,152

SAM Flexible Income Portfolio
Investment Companies*		$2,533,399	$—	$—	$2,533,399
	Total investments in securities $	2,533,399	$—	$—	$2,533,399

SAM Strategic Growth Portfolio
Investment Companies*		$1,796,659	$—	$—	$1,796,659
	Total investments in securities $	1,796,659	$—	$—	$1,796,659

Short-Term Income Fund
Bonds*		$—	$3,030,891	$16,900	$3,047,791
Investment Companies*		76,202	—	—	76,202
U.S. Government & Government Agency Obligations*		—	1,104	—	1,104
	Total investments in securities $	76,202	$3,031,995	$16,900	$3,125,097

SmallCap Fund
Common Stocks
Basic Materials		$6,165	$—	$—	$6,165
Communications		29,175	—	—	29,175
Consumer, Cyclical		64,012	—	—	64,012
Consumer, Non-cyclical		102,991	81	—	103,072
Energy		22,190	—	—	22,190
Financial		148,069	—	—	148,069
Industrial		92,505	—	—	92,505
Technology		59,546	—	—	59,546
Utilities		22,846	—	—	22,846
Investment Companies*		8,054	—	—	8,054
	Total investments in securities $	555,553	$81	$—	$555,634

		NOTES TO FINANCIAL STATEMENTS
		PRINCIPAL FUNDS, INC.
		October 31, 2016

4. Fair Valuation (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund		Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)

SmallCap Growth Fund I
Common Stocks
Basic Materials		$13,815	$—	$—	$13,815
Communications		125,057	—	17	125,074
Consumer, Cyclical		205,634	—	—	205,634
Consumer, Non-cyclical		341,079	235	—	341,314
Diversified		373	—	—	373
Energy		19,422	—	—	19,422
Financial		100,960	—	—	100,960
Industrial		210,988	—	—	210,988
Technology		299,686	—	—	299,686
Utilities		1,062	—	—	1,062
Investment Companies*		76,019	—	—	76,019
	Total investments in securities $	1,394,095	$235	$17	$1,394,347
Liabilities
Equity Contracts**
Futures		$(3,467)	$—	$—	$(3,467)

SmallCap S&P 600 Index Fund
Common Stocks*		$1,099,888	$—	$—	$1,099,888
Investment Companies*		20,129	—	—	20,129
	Total investments in securities $	1,120,017	$—	$—	$1,120,017
Liabilities
Equity Contracts**
Futures		$(322)	$—	$—	$(322)

SmallCap Value Fund II
Common Stocks
Basic Materials		$41,277	$—	$—	$41,277
Communications		33,374	—	188	33,562
Consumer, Cyclical		127,578	89	—	127,667
Consumer, Non-cyclical		173,642	150	—	173,792
Diversified		13	—	—	13
Energy		73,943	—	—	73,943
Financial		365,576	123	—	365,699
Government		404	—	—	404
Industrial		184,405	9	—	184,414
Technology		102,479	—	—	102,479
Utilities		46,748	—	—	46,748
Investment Companies*		65,395	—	—	65,395
	Total investments in securities $	1,214,834	$371	$188	$1,215,393
Liabilities
Equity Contracts**
Futures		$(2,943)	$—	$—	$(2,943)

Tax-Exempt Bond Fund
Bonds*		$—	$1,534	$—	$1,534
Municipal Bonds*		—	429,575	—	429,575
	Total investments in securities $	—	$431,109	$—	$431,109

*For additional detail regarding sector classifications, please see the Schedule of Investments.

**Exchange cleared swaps, futures, and foreign currency contracts are valued at the unrealized appreciation/(depreciation) of the instrument.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2016

4. Fair Valuation (Continued)

Certain detailed information is provided for those Funds with significant investments in Level 3 securities. Quantitative information about the significant unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy is as follows (amounts in thousands):

		Fair Value as
	Asset	of October		Unobservable	Input
Fund	Type	31, 2016	Valuation Technique	input	Values(s)

Finisterre Unconstrained Emerging
Markets Bond Fund	Bonds	$265	Indicative Market Quotations	Broker Quote	$99.29

The changes in investments measured at fair value for which Level 3 inputs have been used to determine fair value are as follows (amounts shown in thousands):

			Accrued
			Discounts/
			Premiums							Net Change in Unrealized
		Realized	and Change		Proceeds	Transfers			Value	Appreciation/(Depreciation)
	Value July	Gain/	in Unrealized		from	into Level		Transfers Out of	October 31,	on Investments Held at
Fund	11, 2016	(Loss)	Gain/(Loss)	Purchases	Sales	3	*	Level 3**	2016	October 31, 2016

Finisterre Unconstrained Emerging Markets Bond Fund
Bonds	$—	$ —	$(2)	$268	$(1)	$—		$—	$265	$(2)
Total	$—	$ —	$(2)	$268	$(1)	$—		$—	$265	$(2)

*Securities are transferred into Level 3 for a variety of reasons including, but not limited to: 1. Securities where trading has been halted 2. Securities that have certain restrictions on trading 3. Instances in which a security is not priced by a pricing services

**Securities are transferred out of Level 3 for a variety of reasons including, but not limited to: 1. Securities where trading resumes 2. Securities where trading restrictions have expired 3. Instances in which a price becomes available from a pricing service

At the end of the period, there were no other Funds which had a significant Level 3 balance. During the period, there were no significant purchases, sales, or transfers into or out of Level 3, except as noted above.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2016

5. Management Agreement and Transactions with Affiliates

Management Services. The Funds have agreed to pay investment advisory and management fees to the Manager (wholly owned by Principal Financial Services, Inc.) computed at an annual percentage rate of each of the Funds’ average daily net assets. A portion of the management fee is paid by the Manager to the sub-advisor of each of the Funds, some of which are affiliates of the Manager. On March 1, 2016, the investment and advisory fees paid by each of the Principal LifeTime Funds were eliminated. Prior to March 1, 2016, the annual rate paid by each of the Principal LifeTime Funds was .03% of each of the Principal LifeTime Funds’ average net assets. On March 1, 2016, the investment and advisory fees paid by each of the Principal LifeTime Hybrid Funds were eliminated. Prior to March 1, 2016, the annual rate paid by each of the Principal LifeTime Hybrid Funds was .01% of each of the Principal LifeTime Hybrid Funds’ average net assets. The annual rate paid by the SAM Portfolios is based upon the aggregate average daily net assets (“aggregate net assets”) of the SAM Portfolios. The investment advisory and management fee schedule for the SAM Portfolios is .55% of aggregate net assets up to $500 million, .50% of the next $500 million of aggregate net assets, .45% of the next $1 billion of aggregate net assets, .40% of the next $1 billion of aggregate net assets, .35% of the next $1 billion of aggregate net assets, .30% of the next $1 billion of aggregate net assets, .25% of the next $9 billion of aggregate net assets, and .20% of aggregate net assets over $14 billion. The annual rates used in this calculation for each of the other Funds are as follows:

		Net Assets of Fund

	First	Next	Next	Over
	$500	$500	$500	$1.5			Net Assets of Fund (in billions)
	million	million	million	billion			First $1		Over $1
Finisterre Unconstrained Emerging					California Municipal Fund		.45%		.40%
Markets Bond Fund	1.02%	1.00%	.98%	.97%
MidCap Growth Fund	.65	.63	.61	.60
MidCap Growth Fund III	1.00	.96	.94	.92
MidCap Value Fund III	.65	.63	.61	.60
SmallCap Fund	.75	.73	.71	.70
Tax-Exempt Bond Fund	.45	.43	.41	.40

			Net Assets of Fund
	First	Next	Next	Next
	$500	$500	$500	$500	Next $1	Over $3
	million	million	million	million	billion	billion
Core Plus Bond Fund	.55%	.53%	.51%	.50%	.48%	.45%
Diversified International Fund	.90	.88	.86	.85	.83	.80
Global Diversified Income Fund	.80	.78	.76	.75	.73	.70
Global Real Estate Securities Fund	.90	.88	.86	.85	.84	.83
High Yield Fund I	.65	.63	.61	.60	.59	.58
Inflation Protection Fund	.40	.38	.36	.35	.34	.33
International Emerging Markets Fund	1.20	1.18	1.16	1.15	1.14	1.13
International Fund I	.90	.88	.86	.85	.84	.83
LargeCap Growth Fund I	.66	.64	.62	.61	.60	.59
LargeCap Growth Fund II	.89	.87	.85	.84	.83	.82
LargeCap Value Fund	.45	.43	.41	.40	.39	.38
LargeCap Value Fund III	.80	.78	.76	.75	.73	.70
MidCap Fund	.65	.63	.61	.60	.59	.58
MidCap Value Fund I	1.00	.98	.96	.95	.94	.93
Money Market Fund	.40	.39	.38	.37	.36	.35
Overseas Fund	1.10	1.08	1.06	1.05	1.04	1.03
Real Estate Securities Fund	.85	.83	.81	.80	.79	.78
SmallCap Growth Fund I	1.10	1.08	1.06	1.05	1.04	1.03
SmallCap Value Fund II	1.00	.98	.96	.95	.94	.93

	Net Assets of Fund (in millions)						Net Assets of Fund (in billions)
	First $250	Over $250					First $2	Next $1	Over $3
High Yield Fund	.625%	.50%				Income Fund	.50%	.44%	.43%

	Net Assets of Fund (in millions)							Net Assets of Fund
	First	Next	Over				First	Next	Over
	$200	$300	$500				$500 million	$500 million	$1 billion
Short-Term Income Fund	.50%	.45%	.40%	Principal Capital Appreciation Fund			.625%	.50%	.375%

		NOTES TO FINANCIAL STATEMENTS
			PRINCIPAL FUNDS, INC.
			October 31, 2016

5. Management Agreement and Transactions with Affiliates (Continued)

	Net Assets of Fund (in billions)				Net Assets of Fund (in millions)
	First $2	Over $2			First $250	Next $250	Over $500
Government & High Quality Bond Fund	.50%	.45%		Equity Income Fund	.60%	.55%	.50%

Net Assets of Fund

	First	Next	Next	Next	Over
	$500 million	$500 million	$1 billion	$1 billion	$3 billion
LargeCap Growth Fund	.68%	.65%	.62%	.58%	.55%

		All Net Assets
LargeCap S&P 500 Index Fund		.15%
MidCap S&P 400 Index Fund		.15
SmallCap S&P 600 Index Fund		.15

In addition to the management fee, R-1, R-2, R-3, R-4, and R-5 classes of shares of the Funds pay the Manager a service fee and an administrative service fee computed at an annual percentage rate of each class’s average daily net assets. The annual rates for the service fee are .25%, .25%, .25%, .25%, and .25% and the annual rates for the administrative service fee are .28%, .20%, .07%, .03%, and .01% for R-1, R-2, R-3, R-4, and R-5, respectively. Class A, Class C, Class P, and Institutional shares of the Funds reimburse Principal Shareholder Services, Inc. (the “Transfer Agent”) (wholly owned by the Manager) for transfer agent services. Class J shares pays the Transfer Agent a fee for the services provided in an amount that includes a profit.

The Manager has contractually agreed to limit the expenses (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) for certain classes of shares of certain of the Funds. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each class of shares on an annualized basis during the reporting period. The operating expense limits are as follows:

			Period from November 1, 2015 through October 31, 2016
	Class A		Class C	Class J	Class P	Institutional		Expiration
California Municipal Fund	N/A		N/A	N/A	.52%	.60%		February 28, 2017
Core Plus Bond Fund	.88%		1.75%	N/A	N/A	N/A		February 28, 2017
Diversified International Fund	N/A		2.08	N/A	N/A	N/A		February 28, 2017
Finisterre Unconstrained Emerging Markets
Bond Fund	1.47	#	N/A	N/A	1.15#	1.12	#	February 28, 2018
Global Real Estate Securities Fund	N/A		2.20	N/A	N/A	N/A		February 28, 2017
Government & High Quality Bond Fund	.88		1.63	N/A	N/A	N/A		February 28, 2017
High Yield Fund	N/A		N/A	N/A	N/A	.61	*	February 28, 2017
High Yield Fund I	1.05		N/A	N/A	N/A	N/A		February 28, 2017
Inflation Protection Fund	.90		1.65	1.15%	N/A	N/A		February 28, 2017
International Emerging Markets Fund	1.75		2.80	N/A	N/A	N/A		February 28, 2017
International Fund I	1.45		N/A	N/A	N/A	1.00		February 28, 2017
LargeCap Growth Fund I	1.25		N/A	N/A	N/A	N/A		February 28, 2017
LargeCap S&P 500 Index Fund	N/A		1.30	N/A	N/A	N/A		February 28, 2017
LargeCap Value Fund	N/A		1.70	N/A	N/A	N/A		February 28, 2017
MidCap Growth Fund	N/A		N/A	N/A	N/A	.75		February 28, 2017
MidCap S&P 400 Index Fund	N/A		N/A	N/A	N/A	.25	**	February 29, 2016
MidCap Value Fund III	1.30		N/A	N/A	N/A	N/A		February 28, 2017
Money Market Fund	N/A		1.79	N/A	N/A	N/A		February 28, 2017
Principal LifeTime 2010 Fund	.38	***	N/A	N/A	N/A	N/A		February 28, 2017
Principal LifeTime 2020 Fund	.38	***	N/A	N/A	N/A	N/A		February 28, 2017
Principal LifeTime 2030 Fund	.38	***	N/A	N/A	N/A	N/A		February 28, 2017
Principal LifeTime 2040 Fund	.38	***	N/A	N/A	N/A	N/A		February 28, 2017
Principal LifeTime 2050 Fund	.38	***	N/A	N/A	N/A	N/A		February 28, 2017
Principal LifeTime 2060 Fund	N/A		N/A	.38***	N/A	.10	^	February 28, 2017
Principal LifeTime Hybrid 2015 Fund	N/A		N/A	N/A	N/A	.05	^^	February 28, 2018
Principal LifeTime Hybrid 2020 Fund	N/A		N/A	N/A	N/A	.05	^^	February 28, 2018
Principal LifeTime Hybrid 2025 Fund	N/A		N/A	N/A	N/A	.05	^^	February 28, 2018
Principal LifeTime Hybrid 2030 Fund	N/A		N/A	N/A	N/A	.05	^^	February 28, 2018
Principal LifeTime Hybrid 2035 Fund	N/A		N/A	N/A	N/A	.05	^^	February 28, 2018

			NOTES TO FINANCIAL STATEMENTS
			PRINCIPAL FUNDS, INC.
			October 31, 2016

5. Management Agreement and Transactions with Affiliates (Continued)

	Class A		Class C		Class J	Class P	Institutional		Expiration
Principal LifeTime Hybrid 2040 Fund	N/A		N/A		N/A	N/A	.05	%^^	February 28, 2018
Principal LifeTime Hybrid 2045 Fund	N/A		N/A		N/A	N/A	.05	^^	February 28, 2018
Principal LifeTime Hybrid 2050 Fund	N/A		N/A		N/A	N/A	.05	^^	February 28, 2018
Principal LifeTime Hybrid 2055 Fund	N/A		N/A		N/A	N/A	.05	^^	February 28, 2018
Principal LifeTime Hybrid 2060 Fund	N/A		N/A		N/A	N/A	.05	^^	February 28, 2018
Principal LifeTime Hybrid Income Fund	N/A		N/A		N/A	N/A	.05	^^	February 28, 2018
Principal LifeTime Strategic Income Fund	.38	%***	N/A		N/A	N/A	N/A		February 28, 2017
Real Estate Securities Fund	N/A		2.20	%**	N/A	N/A	N/A		February 28, 2016
SAM Conservative Balanced Portfolio	.63		1.38		.63%	N/A	N/A		February 28, 2017
SAM Conservative Growth Portfolio	N/A		N/A		N/A	.37%^^^	N/A		February 28, 2017
SmallCap Fund	1.35	**	2.08		N/A	N/A	.80		February 28, 2017
SmallCap Growth Fund I	N/A		N/A		1.50	N/A	1.02		February 28, 2017
SmallCap Value Fund II	1.45		N/A		N/A	N/A	N/A		February 28, 2017
Tax-Exempt Bond Fund	N/A		1.60		N/A	.53	.60		February 28, 2017
* Period from January 12, 2016 to October 31, 2016.
**Expired February 29, 2016.

***	Prior to March 1, 2016, the contractual limit was .41%.
^	Prior to March 1, 2016, the contractual limit was .13%.
^^	Prior to March 1, 2016, the contractual limit was .06%.
^^^	Prior to March 1, 2016, the contractual limit was .42%.
#	Period from July 11, 2016 to October 31, 2016.

			Period from November 1, 2015 through October 31, 2016
	R-1		R-2		R-3		R-4		R-5		R-6		Expiration
Global Real Estate Securities Fund	N/A		N/A		N/A		N/A		N/A		.94%		February 28, 2017
Government & High Quality Bond Fund	1.29%		1.16%		.98%		.79%		.67%		N/A		February 28, 2017
Income Fund	N/A		N/A		N/A		N/A		N/A		.55		February 28, 2017
LargeCap Growth Fund I	N/A		N/A		N/A		N/A		N/A		.65		February 28, 2017
MidCap Value Fund III	N/A		N/A		N/A		N/A		N/A		.69		February 28, 2017
Principal LifeTime 2055 Fund	.93	^	.80	^	.62	^	.43	^	.31	^	N/A		February 28, 2017
Principal LifeTime 2060 Fund	.93	^	.80	^	.62	^	.43	^	.31	^	N/A		February 28, 2017
Principal LifeTime Hybrid 2015 Fund	N/A		N/A		N/A		N/A		N/A		.02	^^	February 28, 2018
Principal LifeTime Hybrid 2020 Fund	N/A		N/A		N/A		N/A		N/A		.02	^^	February 28, 2018
Principal LifeTime Hybrid 2025 Fund	N/A		N/A		N/A		N/A		N/A		.02	^^	February 28, 2018
Principal LifeTime Hybrid 2030 Fund	N/A		N/A		N/A		N/A		N/A		.02	^^	February 28, 2018
Principal LifeTime Hybrid 2035 Fund	N/A		N/A		N/A		N/A		N/A		.02	^^	February 28, 2018
Principal LifeTime Hybrid 2040 Fund	N/A		N/A		N/A		N/A		N/A		.02	^^	February 28, 2018
Principal LifeTime Hybrid 2045 Fund	N/A		N/A		N/A		N/A		N/A		.02	^^	February 28, 2018
Principal LifeTime Hybrid 2050 Fund	N/A		N/A		N/A		N/A		N/A		.02	^^	February 28, 2018
Principal LifeTime Hybrid 2055 Fund	N/A		N/A		N/A		N/A		N/A		.02	^^	February 28, 2018
Principal LifeTime Hybrid 2060 Fund	N/A		N/A		N/A		N/A		N/A		.02	^^	February 28, 2018
Principal LifeTime Hybrid Income Fund	N/A		N/A		N/A		N/A		N/A		.02	^^	February 28, 2018
Short-Term Income Fund	1.30		1.18		.99		.79		.68		N/A		February 28, 2017
SmallCap Growth Fund I	1.88		1.75		1.57		1.38		1.26		1.06		February 28, 2017
SmallCap Value Fund II	N/A		N/A		N/A		N/A		N/A		1.01		February 28, 2017

^ Prior to March 1, 2016, the contractual limits were .96%, .83%, .65%, .46%, and .34% for R-1, R-2, R-3, R-4, and R-5, respectively.

^^ Prior to March 1, 2016, the contractual limit was .03%.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2016

5. Management Agreement and Transactions with Affiliates (Continued)

In addition, the Manager has contractually agreed to limit certain of the Funds’ management and investment advisory fees through the period ending February 28, 2017. The expense limit will reduce the Fund’s management and investment advisory fees by the following amounts:

LargeCap Growth Fund I	.016%		MidCap Value Fund III	.014
LargeCap Growth Fund II	.044		Overseas Fund	.030
LargeCap Value Fund III	.012		SmallCap Growth Fund I	.072
MidCap Growth Fund III	.032		SmallCap Value Fund II	.024
MidCap Value Fund I	.120	#

# Prior to July 1, 2016, the contractual reduction was .060%; the current contractual reduction will expire February 28, 2018.

The Manager has also voluntarily agreed to limit Money Market Fund’s expenses for all classes of shares to the extent necessary to maintain a 0% yield. The voluntary expense limit may be terminated at any time.

In addition, the Manager has contractually agreed to limit Class P expenses other than management and investment advisory fees and distribution fees and, if necessary, pay expenses normally payable by the Funds, excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses, through the period ending February 28, 2017. The expense limit will maintain these expenses (expressed as a percent of average net assets on an annualized basis) not to exceed .20% for each of Diversified International Fund, Equity Income Fund, Global Diversified Income Fund, Global Real Estate Securities Fund, Government & High Quality Bond Fund, High Yield Fund, Income Fund, International Emerging Markets Fund, International Fund I, LargeCap Growth Fund, LargeCap Growth Fund I, LargeCap Value Fund, MidCap Fund, MidCap Value Fund III, Principal Capital Appreciation Fund, Real Estate Securities Fund, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio, Short-Term Income Fund, SmallCap Fund, and SmallCap Value Fund II, respectively.

Amounts owed to the Funds under the terms of the expense limitation agreements are reflected in the statement of assets and liabilities as expense reimbursement from Manager and are settled monthly.

Distribution Fees. The Class A, Class C, Class J, R-1, R-2, R-3, and R-4 shares of the Funds bear distribution fees. The fee is computed at an annual rate of the average daily net assets attributable to each class of each of the Funds. Distribution fees are paid to Principal Funds Distributor, Inc. (“the Distributor”), the principal distributor of the Funds. A portion of the distribution fees may be paid to other selling dealers for providing certain services. The annual rates are .25%, 1.00%, .15%, .35%, .30%, .25%, and .10% for Class A, Class C, Class J, R-1, R-2, R-3, and R-4 classes of shares, respectively, except the following classes of shares:

LargeCap S&P 500 Index Fund	Class A	.15%
Money Market Fund	Class A	N/A
Short-Term Income Fund	Class A	.15

The Distributor has voluntarily agreed to limit the distribution fees (expressed as a percent of average net assets on an annualized basis) attributable to Class J shares (with the exception of Money Market Fund). The limit will maintain the level of distribution fees not to exceed .132% for Class J shares. The voluntary expense limit may be terminated at any time.

The Distributor has contractually agreed to limit Money Market Fund’s distribution fees attributable to Class J shares of Money Market Fund. This waiver will reduce the distribution fees by .15%. The expense limit expires February 28, 2017.

The Distributor has voluntarily agreed to limit Money Market Fund’s distribution fees attributable to Class C shares of Money Market Fund. The limit will maintain the level of distribution fees not to exceed 0% for Class C shares. The voluntary expense limit may be terminated at any time.

The Distributor has voluntarily agreed to limit the distribution fees attributable to Class A shares of Government & High Quality Bond Fund. The limit will maintain the level of distribution fees not to exceed .15% for Class A shares. The limit may be terminated at any time.

Amounts owed to the Funds under the terms of the expense limitation agreements are reflected in the statement of assets and liabilities as expense reimbursement from Distributor and are settled monthly.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2016

5. Management Agreement and Transactions with Affiliates (Continued)

Sales Charges. The Distributor receives proceeds of any CDSC on certain Class A, Class C, and Class J share redemptions. The charge for Class A shares is 1.00% (.25% for LargeCap S&P 500 Index Fund) of the lesser of current market value or the cost of shares redeemed within 12 months of purchase that were originally sold without a sales charge. The charge for Class C shares is 1.00% of the lesser of current market value or the cost of shares redeemed within 12 months of purchase. The charge for Class J shares is 1.00% of the lesser of current market value or the cost of shares redeemed within 18 months of purchase. The Distributor also retains sales charges on sales of Class A shares based on declining rates which begin at 1.50% for LargeCap S&P 500 Index Fund, 2.25% for Government & High Quality Bond Fund, Income Fund and Short Term Income Fund, 3.75% for California Municipal Fund, Core Plus Bond Fund, Global Diversified Income Fund, High Yield Fund, High Yield Fund I, Inflation Protection Fund, Principal LifeTime 2010 Fund, Principal LifeTime Strategic Income Fund, SAM Flexible Income Portfolio, and Tax-Exempt Bond Fund, and 5.50% for all other Funds (except Money Market Fund which does not carry a sales charge). The aggregate amounts of these charges retained by the Distributor for the year ended October 31, 2016, were as follows (amounts in thousands):

	Class A	Class C	Class J
California Municipal Fund	$123	$9	N/A
Core Plus Bond Fund	45	1	$7
Diversified International Fund	115	2	8
Equity Income Fund	250	9	N/A
Global Diversified Income Fund	623	184	N/A
Global Real Estate Securities Fund	62	5	N/A
Government & High Quality Bond Fund	258	11	10
High Yield Fund	148	17	N/A
High Yield Fund I	14	N/A	N/A
Income Fund	112	13	11
Inflation Protection Fund	5	–	–
International Emerging Markets Fund	79	1	5
International Fund I	11	N/A	N/A
LargeCap Growth Fund	150	1	5
LargeCap Growth Fund I	70	N/A	12
LargeCap Growth Fund II	N/A	N/A	1
LargeCap S&P 500 Index Fund	153	5	30
LargeCap Value Fund	89	–	2
LargeCap Value Fund III	N/A	N/A	1
MidCap Fund	281	11	3
MidCap Growth Fund	N/A	N/A	10
MidCap Growth Fund III	N/A	N/A	1
MidCap S&P 400 Index Fund	N/A	N/A	10
MidCap Value Fund I	N/A	N/A	2
MidCap Value Fund III	80	N/A	2
Money Market Fund	8	18	109
Principal Capital Appreciation Fund	313	6	N/A
Principal LifeTime 2010 Fund	24	N/A	36
Principal LifeTime 2020 Fund	154	N/A	169
Principal LifeTime 2030 Fund	294	N/A	186
Principal LifeTime 2040 Fund	277	N/A	143
Principal LifeTime 2050 Fund	209	N/A	58
Principal LifeTime 2060 Fund	N/A	N/A	5
Principal LifeTime Strategic Income Fund	25	N/A	13
Real Estate Securities Fund	216	11	14
SAM Balanced Portfolio	1,649	62	192
SAM Conservative Balanced Portfolio	697	32	95
SAM Conservative Growth Portfolio	1,133	30	93
SAM Flexible Income Portfolio	1,081	46	237
SAM Strategic Growth Portfolio	736	16	44
Short-Term Income Fund	302	20	20
SmallCap Fund	143	7	4
SmallCap Growth Fund I	N/A	N/A	4
SmallCap S&P 600 Index Fund	N/A	N/A	7
SmallCap Value Fund II	14	N/A	1
Tax-Exempt Bond Fund	121	6	N/A

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2016

5. Management Agreement and Transactions with Affiliates (Continued)

Affiliated Ownership. At October 31, 2016, Principal Life Insurance Company (an affiliate of the Manager), the Manager, the Distributor, Principal Securities, Inc., Collective Investment Trusts sponsored by Principal Trust Company, benefit plans and separate accounts sponsored on behalf of Principal Life Insurance Company, and other affiliated entities owned shares of the Funds as follows (amounts in thousands):

	Class A	Class P	Institutional	R-1	R-2	R-3	R-4	R-5	R-6
Core Plus Bond Fund	–	N/A	1,906	–	–	–	–	–	N/A
Diversified International Fund	–	–	301,383	–	–	–	–	–	N/A
Equity Income Fund	–	–	55,547	–	–	–	–	–	N/A
Finisterre Unconstrained Emerging Markets
Bond Fund	10	10	2,480	N/A	N/A	N/A	N/A	N/A	N/A
Global Diversified Income Fund	–	–	60,760	N/A	N/A	N/A	N/A	N/A	N/A
Global Real Estate Securities Fund	–	–	76,186	N/A	N/A	1	1	1	—
Government & High Quality Bond Fund	–	–	18	–	–	–	–	–	N/A
High Yield Fund	–	–	12,439	N/A	N/A	N/A	N/A	N/A	N/A
High Yield Fund I	–	N/A	64,851	N/A	N/A	N/A	N/A	N/A	N/A
Income Fund	–	–	50,741	–	–	–	–	–	—
Inflation Protection Fund	–	N/A	79,747	–	–	–	–	–	N/A
International Emerging Markets Fund	–	–	9,729	–	–	–	–	–	N/A
International Fund I	–	–	18,818	–	–	–	–	–	N/A
LargeCap Growth Fund I	–	–	211,187	–	–	–	–	–	—
LargeCap Growth Fund II	N/A	N/A	58,512	–	–	–	–	–	N/A
LargeCap S&P 500 Index Fund	–	N/A	5,954	–	–	–	–	–	N/A
LargeCap Value Fund	–	–	1	–	–	–	–	–	N/A
LargeCap Value Fund III	N/A	N/A	23,099	–	–	–	–	–	N/A
MidCap Growth Fund III	N/A	N/A	39,269	–	–	–	–	–	N/A
MidCap Value Fund I	N/A	N/A	60,864	–	–	–	–	–	N/A
MidCap Value Fund III	–	–	1	–	–	–	–	–	—
Overseas Fund	N/A	N/A	81,486	1	1	–	–	–	N/A
Principal Capital Appreciation Fund	–	–	8,884	–	–	–	–	–	N/A
Principal LifeTime 2010 Fund	–	N/A	47,494	–	–	–	–	–	N/A
Principal LifeTime 2015 Fund	N/A	N/A	39,506	–	–	–	–	–	N/A
Principal LifeTime 2020 Fund	–	N/A	238,281	–	–	–	–	–	N/A
Principal LifeTime 2025 Fund	N/A	N/A	92,824	–	–	–	–	–	N/A
Principal LifeTime 2030 Fund	–	N/A	277,391	–	–	–	–	–	N/A
Principal LifeTime 2035 Fund	N/A	N/A	69,383	–	–	–	–	–	N/A
Principal LifeTime 2040 Fund	–	N/A	174,969	–	–	–	–	–	N/A
Principal LifeTime 2045 Fund	N/A	N/A	43,443	–	–	–	–	–	N/A
Principal LifeTime 2050 Fund	–	N/A	105,739	–	–	–	–	–	N/A
Principal LifeTime 2055 Fund	N/A	N/A	16,664	–	–	–	–	–	N/A
Principal LifeTime 2060 Fund	N/A	N/A	9,458	–	–	–	–	–	N/A
Principal LifeTime Hybrid 2015 Fund	N/A	N/A	–	N/A	N/A	N/A	N/A	N/A	1
Principal LifeTime Hybrid 2020 Fund	N/A	N/A	–	N/A	N/A	N/A	N/A	N/A	1
Principal LifeTime Hybrid 2025 Fund	N/A	N/A	–	N/A	N/A	N/A	N/A	N/A	1
Principal LifeTime Hybrid 2030 Fund	N/A	N/A	–	N/A	N/A	N/A	N/A	N/A	1
Principal LifeTime Hybrid 2035 Fund	N/A	N/A	–	N/A	N/A	N/A	N/A	N/A	1
Principal LifeTime Hybrid 2040 Fund	N/A	N/A	–	N/A	N/A	N/A	N/A	N/A	1
Principal LifeTime Hybrid 2045 Fund	N/A	N/A	–	N/A	N/A	N/A	N/A	N/A	1
Principal LifeTime Hybrid 2050 Fund	N/A	N/A	–	N/A	N/A	N/A	N/A	N/A	1
Principal LifeTime Hybrid 2055 Fund	N/A	N/A	–	N/A	N/A	N/A	N/A	N/A	1
Principal LifeTime Hybrid 2060 Fund	N/A	N/A	–	N/A	N/A	N/A	N/A	N/A	1
Principal LifeTime Hybrid Income Fund	N/A	N/A	–	N/A	N/A	N/A	N/A	N/A	1
Principal LifeTime Strategic Income Fund	–	N/A	34,793	–	–	–	–	–	N/A
Real Estate Securities Fund	–	–	19,799	–	–	–	–	–	N/A
SAM Balanced Portfolio	–	–	43,614	–	–	–	–	–	N/A
SAM Conservative Balanced Portfolio	–	–	22,264	–	–	–	–	–	N/A
SAM Conservative Growth Portfolio	–	–	25,037	–	–	–	–	–	N/A
SAM Flexible Income Portfolio	–	–	12,749	–	–	–	–	–	N/A
SAM Strategic Growth Portfolio	–	–	11,848	–	–	–	–	–	N/A
Short-Term Income Fund	–	–	57,771	–	–	–	–	–	N/A
SmallCap Fund	–	–	403	–	–	–	–	–	N/A
SmallCap Growth Fund I	N/A	N/A	62,190	–	–	–	–	–	—
SmallCap Value Fund II	–	1	41,975	–	–	–	–	–	—
Tax-Exempt Bond Fund	31	–	–	N/A	N/A	N/A	N/A	N/A	N/A

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2016

5. Management Agreement and Transactions with Affiliates (Continued)

Affiliated Brokerage Commissions. With respect to Global Diversified Income Fund, $41,000 of brokerage commission was paid to Spectrum Asset Management, Inc., a member of the Principal Financial Group. The other Funds did not pay brokerage commissions to any member of the Principal Financial Group during the year ended October 31, 2016. Brokerage commissions were paid to affiliates of sub-advisors as follows (amounts in thousands):

MidCap Value Fund I	$106
6. Investment Transactions

For the year ended October 31, 2016, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. government securities) by the Funds were as follows (amounts in thousands):

	Purchases	Sales		Purchases	Sales
California Municipal Fund	$330,070	$92,622	Principal LifeTime 2030 Fund	$1,027,946	$1,005,781
Core Plus Bond Fund	4,854,693	4,852,889	Principal LifeTime 2035 Fund	318,450	187,118
Diversified International Fund	5,078,967	3,248,468	Principal LifeTime 2040 Fund	891,255	779,518
Equity Income Fund	868,414	1,092,759	Principal LifeTime 2045 Fund	249,694	116,176
Finisterre Unconstrained Emerging			Principal LifeTime 2050 Fund	574,307	392,861
Markets Bond Fund	52,965	30,007	Principal LifeTime 2055 Fund	120,962	30,065
Global Diversified Income Fund	10,291,467	10,305,920	Principal LifeTime 2060 Fund	71,775	19,868
Global Real Estate Securities Fund	1,945,592	1,658,302	Principal LifeTime Hybrid 2015 Fund	7,066	2,693
Government & High Quality Bond Fund	434,037	373,923	Principal LifeTime Hybrid 2020 Fund	24,426	4,766
High Yield Fund	1,405,852	1,188,878	Principal LifeTime Hybrid 2025 Fund	11,766	1,758
High Yield Fund I	511,622	443,711	Principal LifeTime Hybrid 2030 Fund	24,428	3,983
Income Fund	462,958	381,363	Principal LifeTime Hybrid 2035 Fund	8,014	1,434
Inflation Protection Fund	10,847	10,748	Principal LifeTime Hybrid 2040 Fund	12,461	2,243
International Emerging Markets Fund	1,240,426	1,486,321	Principal LifeTime Hybrid 2045 Fund	4,733	392
International Fund I	289,406	262,409	Principal LifeTime Hybrid 2050 Fund	6,159	1,148
LargeCap Growth Fund	1,511,482	2,235,427	Principal LifeTime Hybrid 2055 Fund	1,738	181
LargeCap Growth Fund I	2,268,737	2,514,858	Principal LifeTime Hybrid 2060 Fund	379	68
LargeCap Growth Fund II	258,011	369,222	Principal LifeTime Hybrid Income Fund	7,108	1,158
LargeCap S&P 500 Index Fund	202,669	208,375	Principal LifeTime Strategic Income Fund	126,594	165,992
LargeCap Value Fund	2,351,629	2,409,227	Real Estate Securities Fund	1,156,141	654,066
LargeCap Value Fund III	605,229	778,967	SAM Balanced Portfolio	815,765	868,265
MidCap Fund	2,464,370	2,558,131	SAM Conservative Balanced Portfolio	359,983	295,025
MidCap Growth Fund	144,880	152,452	SAM Conservative Growth Portfolio	684,612	801,135
MidCap Growth Fund III	844,665	847,027	SAM Flexible Income Portfolio	503,538	243,547
MidCap S&P 400 Index Fund	202,114	229,696	SAM Strategic Growth Portfolio	423,590	492,438
MidCap Value Fund I	1,779,887	2,374,378	Short-Term Income Fund	1,844,833	1,536,808
MidCap Value Fund III	964,997	786,965	SmallCap Fund	329,722	356,909
Overseas Fund	1,424,063	850,276	SmallCap Growth Fund I	806,957	1,047,319
Principal Capital Appreciation Fund	861,932	1,044,555	SmallCap S&P 600 Index Fund	227,781	279,143
Principal LifeTime 2010 Fund	193,769	353,016	SmallCap Value Fund II	616,665	736,936
Principal LifeTime 2015 Fund	110,128	177,322	Tax-Exempt Bond Fund	288,179	112,442
Principal LifeTime 2020 Fund	723,281	1,053,827
Principal LifeTime 2025 Fund	373,179	221,696

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2016

6. Investment Transactions (Continued)

In addition Global Diversified Income Fund had $1,628,753,000 of covers on securities sold short and $1,572,873,000 of securities sold short.

For the year ended October 31, 2016, the cost of U.S. government securities purchased and proceeds from U.S. government securities sold (not including short-term investments) by the Funds were as follows (amounts in thousands):

	Purchases	Sales
Core Plus Bond Fund	$2,412,917	$2,556,054
Global Diversified Income Fund	146,021	135,464
Government & High Quality Bond Fund	87,596	103,191
High Yield Fund	24,694	174,225
Income Fund	47,558	15,516
Inflation Protection Fund	1,119,276	1,040,367
Short-Term Income Fund	—	13

During the period, Diversified International Fund, Equity Income Fund, Global Diversified Income Fund, High Yield Fund, International Emerging Markets Fund, International Fund I, and Overseas Fund received litigation settlement proceeds from a class action lawsuit regarding forex transactions. The amounts received are shown as litigation settlement on the statement of operations.

7. Federal Tax Information

Distributions to Shareholders. The federal income tax character of distributions paid for the years ended October 31, 2016 and October 31, 2015 were as follows (amounts in thousands):

						Long-Term
	Ordinary Income		Tax-Exempt Income*			Capital Gain^		Section 1250 Gain**
	2016	2015	2016	2015		2016	2015	2016	2015
California Municipal Fund	$—	$160	$10,487	$8,745	$	— $	— $	— $	—
Core Plus Bond Fund	98,295	110,080	—	—		—	—	—	—
Diversified International Fund	89,275	78,901	—	—		—	—	—	—
Equity Income Fund	123,057	126,046	—	—		—	—	—	—
Finisterre Unconstrained Emerging Markets
Bond Fund	288	—	—	—		—	—	—	—
Global Diversified Income Fund	573,868	540,658	—	—		—	171,142	—	—
Global Real Estate Securities Fund	76,327	76,290	—	—		52,474	11,740	—	—
Government & High Quality Bond Fund	57,224	44,238	—	—		—	—	—	—
High Yield Fund	211,316	221,037	—	—		—	23,779	—	—
High Yield Fund I	51,590	72,862	—	—		—	9,911	—	—
Income Fund	115,229	100,635	—	—		—	—	—	—
Inflation Protection Fund	13,459	17,061	—	—		—	—	—	—
International Emerging Markets Fund	9,038	31,011	—	—		—	—	—	—
International Fund I	2,980	7,847	—	—		—	—	—	—
LargeCap Growth Fund	6,377	4,548	—	—		279,032	354,865	—	—
LargeCap Growth Fund I	3,979	85,471	—	—		816,477	640,765	—	—
LargeCap Growth Fund II	31,669	5,588	—	—		53,450	182,672	—	—
LargeCap S&P 500 Index Fund	83,122	71,587	—	—		38,990	—	—	—
LargeCap Value Fund	59,261	225,546	—	—		161,880	181,975	—	—
LargeCap Value Fund III	33,414	49,288	—	—		109,456	20,829	—	—
MidCap Fund	8,962	29,212	—	—		639,107	441,399	—	—
MidCap Growth Fund	1,561	13,551	—	—		1,955	5,831	—	—
MidCap Growth Fund III	—	119,610	—	—		66,578	183,720	—	—
MidCap S&P 400 Index Fund	14,198	14,914	—	—		70,744	46,867	—	—
MidCap Value Fund I	49,924	88,398	—	—		114,565	147,461	—	—
MidCap Value Fund III	12,555	37,100	—	—		25,650	43,485	—	—
Money Market Fund	93	—	—	—		—	—	—	—
Overseas Fund	49,243	88,482	—	—		50,559	102,685	—	—
Principal Capital Appreciation Fund	35,363	27,603	—	—		103,144	93,647	—	—
Principal LifeTime 2010 Fund	23,573	32,009	—	—		39,912	—	—	—
Principal LifeTime 2015 Fund	14,767	22,287	—	—		51,423	26,198	—	—
Principal LifeTime 2020 Fund	101,432	160,249	—	—		388,198	220,300	—	—
Principal LifeTime 2025 Fund	25,929	38,777	—	—		100,549	46,521	—	—

		NOTES TO FINANCIAL STATEMENTS
				PRINCIPAL FUNDS, INC.
				October 31, 2016

7. Federal Tax Information (Continued)

							Long-Term
	Ordinary Income			Tax-Exempt Income*			Capital Gain^			Section 1250 Gain**
	2016	2015		2016		2015	2016	2015		2016	2015
Principal LifeTime 2030 Fund	$105,340	$ 176,263	$	— $	— $		460,350	$ 249,374	$	— $	—
Principal LifeTime 2035 Fund	18,232	28,270		—		—	43,925	40,896		—	—
Principal LifeTime 2040 Fund	65,275	114,875		—		—	206,804	171,219		—	—
Principal LifeTime 2045 Fund	10,730	17,479		—		—	27,303	24,561		—	—
Principal LifeTime 2050 Fund	33,661	59,091		—		—	94,604	84,887		—	—
Principal LifeTime 2055 Fund	3,134	4,462		—		—	6,567	4,950		—	—
Principal LifeTime 2060 Fund	1,521	1,432		—		—	2,027	25		—	—
Principal LifeTime Hybrid 2015 Fund	120	—		—		—	—	—		—	—
Principal LifeTime Hybrid 2020 Fund	382	—		—		—	—	—		—	—
Principal LifeTime Hybrid 2025 Fund	52	—		—		—	—	—		—	—
Principal LifeTime Hybrid 2030 Fund	408	—		—		—	—	—		—	—
Principal LifeTime Hybrid 2035 Fund	55	—		—		—	—	—		—	—
Principal LifeTime Hybrid 2040 Fund	218	—		—		—	—	—		—	—
Principal LifeTime Hybrid 2045 Fund	34	—		—		—	—	—		—	—
Principal LifeTime Hybrid 2050 Fund	122	1		—		—	—	—		—	—
Principal LifeTime Hybrid 2055 Fund	6	—		—		—	—	—		—	—
Principal LifeTime Hybrid 2060 Fund	2	—		—		—	—	—		—	—
Principal LifeTime Hybrid Income Fund	42	—		—		—	—	—		—	—
Principal LifeTime Strategic Income Fund	13,535	15,567		—		—	—	—		—	—
Real Estate Securities Fund	47,255	30,710		—		—	118,424	18,261		5,452	2,200
SAM Balanced Portfolio	69,051	95,964		—		—	301,624	112,889		—	—
SAM Conservative Balanced Portfolio	34,250	37,366		—		—	65,891	25,768		—	—
SAM Conservative Growth Portfolio	25,969	54,099		—		—	290,387	100,994		—	—
SAM Flexible Income Portfolio	62,528	55,038		—		—	56,057	21,694		—	—
SAM Strategic Growth Portfolio	21,394	35,915		—		—	216,990	93,140		—	—
Short-Term Income Fund	56,185	41,040		—		—	—	630		—	—
SmallCap Fund	—	9,561		—		—	21,904	48,352		—	—
SmallCap Growth Fund I	—	11,076		—		—	137,062	266,807		—	—
SmallCap S&P 600 Index Fund	14,132	17,784		—		—	74,738	63,192		—	—
SmallCap Value Fund II	24,229	27,593		—		—	113,711	112,817		—	—
Tax-Exempt Bond Fund	40	183		12,009		9,440	—	—		—	—

*The Funds designate these distributions as exempt interest per IRC Sec. 852(b)(5).

^The Funds designate these distributions as long-term capital gain dividends per IRC Sec. 852(b)(3)(C) in the 20-percent group (which may be taxed at a 20-percent rate, a 15-percent rate or a 0-percent rate, depending on the shareholder’s taxable income).

**Unrecaptured Section 1250 gains are gains from the sale of depreciable property that are subject to a maximum tax rate of 25%.

Certain Funds may also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

For U.S. federal income tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Distributable Earnings. As of October 31, 2016, the components of distributable earnings on a federal tax basis were as follows (amounts in thousands):

							Total
	Undistributed	Undistributed	Undistributed		Net Unrealized	Other	Accumulated
	Ordinary	Tax-Exempt	Long-Term	Accumulated	Appreciation	Temporary	Earnings
	Income	Income	Capital Gains	Losses	(Depreciation)	Differences*	(Deficit)
California Municipal Fund	$—	$48	$—	$(32,574)	$19,536	$—	$(12,990)
Core Plus Bond Fund	8,564	—	—	(133,934)	55,658	(406)	(70,118)
Diversified International Fund	120,019	—	—	(522,915)	538,432	—	135,536
Equity Income Fund	12,174	—	105,292	—	1,717,975	—	1,835,441
Finisterre Unconstrained Emerging Markets
Bond Fund	375	—	20	—	17	(28)	384
Global Diversified Income Fund	67,864	—	—	(198,668)	(62,642)	(3,520)	(196,966)
Global Real Estate Securities Fund	34,501	—	5,818	(317)	147,690	—	187,692
Government & High Quality Bond Fund	331	—	—	(15,007)	(5,989)	—	(20,665)
High Yield Fund	2,015	—	—	(138,322)	(59,666)	(4,974)	(200,947)
High Yield Fund I	68	—	—	(54,806)	4,387	(364)	(50,715)
Income Fund	486	—	—	(60,953)	86,765	(53)	26,245
Inflation Protection Fund	7,983	—	—	(23,715)	27,886	(6,550)	5,604
International Emerging Markets Fund	9,866	—	—	(224,438)	107,144	—	(107,428)

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2016

7. Federal Tax Information (Continued)

					Net		Total
	Undistributed	Undistributed	Undistributed		Unrealized	Other	Accumulated
	Ordinary	Tax-Exempt	Long-Term	Accumulated	Appreciation	Temporary	Earnings
	Income	Income	Capital Gains	Losses	(Depreciation)	Differences*	(Deficit)
International Fund I	$3,591	$—	$—	$(311,237)	$41,829	$—	$(265,817)
LargeCap Growth Fund	5,895	—	237,365	—	289,755	—	533,015
LargeCap Growth Fund I	4,905	—	292,382	—	1,481,836	—	1,779,123
LargeCap Growth Fund II	3,120	—	17,100	—	27,585	—	47,805
LargeCap S&P 500 Index Fund	71,618	—	64,055	—	1,630,775	—	1,766,448
LargeCap Value Fund	39,182	—	48,082	—	73,504	—	160,768
LargeCap Value Fund III	28,803	—	46,054	—	92,284	—	167,141
MidCap Fund	30,120	—	248,455	—	2,379,116	—	2,657,691
MidCap Growth Fund	256	—	—	(7,557)	12,999	—	5,698
MidCap Growth Fund III	—	—	3,068	(1,028)	68,433	—	70,473
MidCap S&P 400 Index Fund	12,712	—	62,046	—	186,586	—	261,344
MidCap Value Fund I	14,241	—	—	(11,696)	8,154	—	10,699
MidCap Value Fund III	14,477	—	5,579	—	67,666	—	87,722
Money Market Fund	54	—	—	(2,969)	—	—	(2,915)
Overseas Fund	55,367	—	—	(43,041)	(150,702)	—	(138,376)
Principal Capital Appreciation Fund	24,824	—	213,872	—	934,240	—	1,172,936
Principal LifeTime 2010 Fund	11,215	—	24,614	—	74,931	—	110,760
Principal LifeTime 2015 Fund	6,032	—	11,855	—	95,445	—	113,332
Principal LifeTime 2020 Fund	41,726	—	99,432	—	415,092	—	556,250
Principal LifeTime 2025 Fund	8,974	—	30,205	—	141,396	—	180,575
Principal LifeTime 2030 Fund	29,442	—	139,815	—	477,653	—	646,910
Principal LifeTime 2035 Fund	3,089	—	34,164	—	126,377	—	163,630
Principal LifeTime 2040 Fund	8,822	—	140,462	—	421,103	—	570,387
Principal LifeTime 2045 Fund	1,224	—	24,888	—	62,862	—	88,974
Principal LifeTime 2050 Fund	2,915	—	76,991	—	197,025	—	276,931
Principal LifeTime 2055 Fund	238	—	7,781	—	7,913	—	15,932
Principal LifeTime 2060 Fund	136	—	3,371	—	(5,709)	—	(2,202)
Principal LifeTime Hybrid 2015 Fund	40	—	51	—	125	—	216
Principal LifeTime Hybrid 2020 Fund	110	—	169	—	402	—	681
Principal LifeTime Hybrid 2025 Fund	23	—	29	—	122	—	174
Principal LifeTime Hybrid 2030 Fund	57	—	236	—	210	—	503
Principal LifeTime Hybrid 2035 Fund	11	—	39	—	45	—	95
Principal LifeTime Hybrid 2040 Fund	16	—	156	—	37	—	209
Principal LifeTime Hybrid 2045 Fund	4	—	26	—	(26)	—	4
Principal LifeTime Hybrid 2050 Fund	9	—	94	—	43	—	146
Principal LifeTime Hybrid 2055 Fund	1	—	5	—	2	—	8
Principal LifeTime Hybrid 2060 Fund	—	—	2	—	13	—	15
Principal LifeTime Hybrid Income Fund	32	—	6	—	32	—	70
Principal LifeTime Strategic Income Fund	7,580	—	2,542	—	41,549	—	51,671
Real Estate Securities Fund	—	—	87,152	—	557,917	—	645,069
SAM Balanced Portfolio	1,594	—	94,188	—	658,109	—	753,891
SAM Conservative Balanced Portfolio	1,813	—	17,938	—	152,192	—	171,943
SAM Conservative Growth Portfolio	3,808	—	64,572	—	489,779	—	558,159
SAM Flexible Income Portfolio	470	—	9,938	—	118,724	—	129,132
SAM Strategic Growth Portfolio	7,197	—	47,263	—	258,368	—	312,828
Short-Term Income Fund	466	—	—	(15,547)	9,747	(505)	(5,839)
SmallCap Fund	2,640	—	11,868	—	76,909	—	91,417
SmallCap Growth Fund I	—	—	44,058	(5,740)	126,613	—	164,931
SmallCap S&P 600 Index Fund	12,956	—	65,191	—	142,094	—	220,241
SmallCap Value Fund II	8,814	—	66,877	—	87,807	—	163,498
Tax-Exempt Bond Fund	—	52	—	(16,564)	18,072	—	1,560

*Represents book-to-tax accounting differences.

Distributable earnings reflect certain limitations imposed by Sections 381-384 of the Internal Revenue Code.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2016

7. Federal Tax Information (Continued)

Capital Loss Carryforwards. For federal income tax purposes, capital loss carryforwards are losses that can be used to offset future capital gains of the Funds. At October 31, 2016, the Funds had approximate net capital loss carryforwards as follows (amounts in thousands):

	Net Capital Loss Carryforward Expiring In:			No Expiration
							Annual
	2017	2018	2019	Short-Term	Long-Term	Total	Limitations*
California Municipal Fund	$21,987	$3,189	$6,663	$105	$631	$32,575	$—
Core Plus Bond Fund	104,898	—	20,017	—	9,019	133,934	—
Diversified International Fund	372,959	—	—	149,956	—	522,915	38,411
Global Diversified Income Fund	—	—	—	12,661	186,007	198,668	—
Global Real Estate Securities Fund	200	118	—	—	—	318	200
Government & High Quality Bond Fund	2,385	—	—	—	12,622	15,007	—
High Yield Fund	—	—	—	14,720	123,602	138,322	—
High Yield Fund I	—	—	—	11,637	43,170	54,807	—
Income Fund	11,616	8,587	13,420	—	27,330	60,953	—
Inflation Protection Fund	—	—	—	8,566	15,149	23,715	—
International Emerging Markets Fund	68,739	—	—	121,770	33,929	224,438	—
International Fund I	272,451	—	—	38,787	—	311,238	—
MidCap Growth Fund	—	—	—	7,557	—	7,557	—
MidCap Value Fund I	—	—	—	11,696	—	11,696	—
Money Market Fund	2,969	—	—	—	—	2,969	—
Overseas Fund	—	—	—	15,723	27,318	43,041	—
Short-Term Income Fund	15,548	—	—	—	—	15,548	5,314
Tax-Exempt Bond Fund	8,745	3,432	2,371	2,016	—	16,564	—

*In accordance with Sections 381-384 of the Internal Revenue Code, a portion of certain Fund’s losses have been subjected to an annual limitation.

Capital losses generated in taxable years beginning after the enactment date of the Regulated Investment Company Modernization Act of 2010, December 22, 2010, will be carried forward with no expiration and with the character of the loss retained. These capital losses must be fully utilized before the pre-enactment capital loss carryforwards listed in the table above.

As of October 31, 2016, the following funds had expired or utilized capital loss carryforwards as follows (amounts in thousands):

	Expired	Utilized
California Municipal Fund	$10,723	$576
Diversified International Fund	38,411	—
Global Diversified Income Fund	—	53,066
Global Real Estate Securities Fund	—	200
Government & High Quality Bond Fund	55,497	194
International Fund I	21,578	4,406
LargeCap S&P 500 Index Fund	—	17,236
Money Market Fund	35,423	54
Principal Capital Appreciation Fund	—	9,104
Principal LifeTime Hybrid 2020 Fund	—	12
Principal LifeTime Hybrid 2045 Fund	—	1
Principal LifeTime Strategic Income Fund	—	2,938
Short-Term Income Fund	307	3,644
SmallCap Fund	—	5,909
Tax-Exempt Bond Fund	3,668	1,524

Late-Year Losses. A regulated investment company may elect to treat any portion of its qualified late-year loss as arising on the first day of the next taxable year. Qualified late-year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. At October 31, 2016, the Funds had approximate late-year ordinary losses as follows (amounts in thousands):

MidCap Growth Fund III	$1,028
SmallCap Growth Fund I	5,740

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2016

7. Federal Tax Information (Continued)

Reclassification of Capital Accounts. The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2016, the Funds recorded reclassifications as follows (amounts in thousands):

	Accumulated	Accumulated
	Undistributed Net	Net Realized Gain
	Investment Income	on Investments	Paid in Capital
California Municipal Fund	$(108)	$10,831	$(10,723)
Core Plus Bond Fund	(460)	460	—
Diversified International Fund	1,436	36,975	(38,411)
Equity Income Fund	(1,926)	1,888	38
Finisterre Unconstrained Emerging Markets Bond Fund	17	(17)	—
Global Diversified Income Fund	(47,435)	47,437	(2)
Global Real Estate Securities Fund	36,807	(52,807)	16,000
Government & High Quality Bond Fund	8,188	47,309	(55,497)
High Yield Fund	6,978	(6,978)	—
High Yield Fund I	(80)	80	—
Income Fund	8,114	(8,114)	—
Inflation Protection Fund	(7,288)	7,288	—
International Emerging Markets Fund	778	(778)	—
International Fund I	(83)	21,661	(21,578)
LargeCap Growth Fund	—	(123,053)	123,053
LargeCap Growth Fund I	117	(186,879)	186,762
LargeCap Growth Fund II	45	(93,370)	93,325
LargeCap S&P 500 Index Fund	(13)	(308)	321
LargeCap Value Fund	2,025	(105,490)	103,465
LargeCap Value Fund III	(172)	(32,028)	32,200
MidCap Fund	9,335	(100,775)	91,440
MidCap Growth Fund	12	(2,627)	2,615
MidCap Growth Fund III	2,975	(19,600)	16,625
MidCap S&P 400 Index Fund	130	(20,314)	20,184
MidCap Value Fund I	439	(25,162)	24,723
MidCap Value Fund III	164	(9,401)	9,237
Money Market Fund	54	35,423	(35,477)
Overseas Fund	3,860	(16,100)	12,240
Principal Capital Appreciation Fund	(186)	(48,440)	48,626
Principal LifeTime 2010 Fund	—	(6,745)	6,745
Principal LifeTime 2015 Fund	(7)	(3,826)	3,833
Principal LifeTime 2020 Fund	(27)	(24,491)	24,518
Principal LifeTime 2025 Fund	(5)	5	—
Principal LifeTime 2030 Fund	(45)	(26,472)	26,517
Principal LifeTime 2035 Fund	(8)	(4,181)	4,189
Principal LifeTime 2040 Fund	(2)	(20,136)	20,138
Principal LifeTime 2045 Fund	—	(2,800)	2,800
Principal LifeTime 2050 Fund	(2)	(10,817)	10,819
Principal LifeTime 2055 Fund	—	(704)	704
Principal LifeTime 2060 Fund	—	(589)	589
Real Estate Securities Fund	684	(7,927)	7,243
SAM Balanced Portfolio	(16)	16	—
SAM Conservative Balanced Portfolio	(12)	12	—
SAM Conservative Growth Portfolio	—	(14,911)	14,911
SAM Flexible Income Portfolio	(16)	16	—
SAM Strategic Growth Portfolio	(9)	(10,647)	10,656
Short-Term Income Fund	(10)	317	(307)
SmallCap Fund	—	(4,565)	4,565
SmallCap Growth Fund I	5,196	(68,154)	62,958
SmallCap S&P 600 Index Fund	17	(19,986)	19,969
SmallCap Value Fund II	44	(51,634)	51,590
Tax-Exempt Bond Fund	(53)	3,721	(3,668)

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2016

7. Federal Tax Information (Continued)

Federal Income Tax Basis. At October 31, 2016, the net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the Funds were as follows (amounts in thousands):

	Unrealized	Unrealized	Net Unrealized	Cost for Federal
	Appreciation	(Depreciation)	Appreciation (Depreciation)	Income Tax Purposes
California Municipal Fund*	$23,210	$(3,677)	$19,533	$434,909
Core Plus Bond Fund	91,271	(35,587)	55,684	4,267,571
Diversified International Fund	873,179	(332,321)	540,858	7,432,667
Equity Income Fund	1,843,162	(125,187)	1,717,975	3,668,296
Finisterre Unconstrained Emerging Markets Bond Fund	192	(179)	13	24,114
Global Diversified Income Fund	328,774	(408,609)	(79,835)	11,281,030
Global Real Estate Securities Fund	264,633	(116,833)	147,800	2,982,143
Government & High Quality Bond Fund	29,769	(35,758)	(5,989)	1,558,119
High Yield Fund	125,055	(184,708)	(59,653)	3,624,480
High Yield Fund I	32,964	(28,577)	4,387	952,028
Income Fund	126,192	(39,427)	86,765	3,215,609
Inflation Protection Fund	32,525	(9,454)	23,071	1,792,332
International Emerging Markets Fund	131,655	(22,806)	108,849	869,515
International Fund I	57,418	(15,480)	41,938	344,929
LargeCap Growth Fund	327,170	(37,415)	289,755	1,796,367
LargeCap Growth Fund I	1,679,314	(197,478)	1,481,836	5,567,468
LargeCap Growth Fund II	44,641	(17,056)	27,585	491,784
LargeCap S&P 500 Index Fund	1,785,816	(155,041)	1,630,775	3,318,027
LargeCap Value Fund	137,302	(63,798)	73,504	2,279,638
LargeCap Value Fund III	159,489	(67,205)	92,284	1,646,651
MidCap Fund	2,725,888	(346,772)	2,379,116	9,063,497
MidCap Growth Fund	15,636	(2,637)	12,999	117,684
MidCap Growth Fund III	131,533	(63,100)	68,433	1,290,957
MidCap S&P 400 Index Fund	285,052	(98,466)	186,586	1,018,375
MidCap Value Fund I	48,152	(39,998)	8,154	1,097,165
MidCap Value Fund III	128,174	(60,508)	67,666	1,139,318
Money Market Fund	—	—	—	746,996
Overseas Fund	213,685	(363,712)	(150,027)	3,231,579
Principal Capital Appreciation Fund	956,209	(21,969)	934,240	1,523,178
Principal LifeTime 2010 Fund	101,310	(26,379)	74,931	1,142,441
Principal LifeTime 2015 Fund	101,978	(6,533)	95,445	664,971
Principal LifeTime 2020 Fund	573,374	(158,282)	415,092	5,435,917
Principal LifeTime 2025 Fund	169,385	(27,989)	141,396	1,551,610
Principal LifeTime 2030 Fund	664,651	(186,998)	477,653	6,100,370
Principal LifeTime 2035 Fund	154,396	(28,019)	126,377	1,163,676
Principal LifeTime 2040 Fund	564,597	(143,494)	421,103	3,934,305
Principal LifeTime 2045 Fund	86,414	(23,552)	62,862	788,082
Principal LifeTime 2050 Fund	282,076	(85,051)	197,025	2,166,061
Principal LifeTime 2055 Fund	18,651	(10,738)	7,913	297,422
Principal LifeTime 2060 Fund	2,689	(8,398)	(5,709)	161,262
Principal LifeTime Hybrid 2015 Fund	208	(83)	125	12,106
Principal LifeTime Hybrid 2020 Fund	755	(353)	402	43,164
Principal LifeTime Hybrid 2025 Fund	249	(127)	122	12,764
Principal LifeTime Hybrid 2030 Fund	688	(478)	210	45,593
Principal LifeTime Hybrid 2035 Fund	170	(125)	45	9,848
Principal LifeTime Hybrid 2040 Fund	340	(303)	37	23,758
Principal LifeTime Hybrid 2045 Fund	85	(111)	(26)	6,275
Principal LifeTime Hybrid 2050 Fund	198	(155)	43	12,573
Principal LifeTime Hybrid 2055 Fund	32	(30)	2	1,924
Principal LifeTime Hybrid 2060 Fund	16	(3)	13	451
Principal LifeTime Hybrid Income Fund	82	(50)	32	8,764
Principal LifeTime Strategic Income Fund	47,729	(6,180)	41,549	645,328
Real Estate Securities Fund	606,553	(48,636)	557,917	2,332,895
SAM Balanced Portfolio	688,576	(30,467)	658,109	4,105,677
SAM Conservative Balanced Portfolio	162,735	(10,543)	152,192	1,585,103
SAM Conservative Growth Portfolio	519,603	(29,824)	489,779	2,511,373
SAM Flexible Income Portfolio	138,862	(19,930)	118,932	2,414,467
SAM Strategic Growth Portfolio	294,334	(35,966)	258,368	1,538,291
Short-Term Income Fund	23,709	(13,962)	9,747	3,115,350
SmallCap Fund	103,215	(26,306)	76,909	478,725
SmallCap Growth Fund I	215,833	(89,220)	126,613	1,267,734
SmallCap S&P 600 Index Fund	254,314	(112,220)	142,094	977,923
SmallCap Value Fund II	171,741	(83,934)	87,807	1,127,586
Tax-Exempt Bond Fund*	21,724	(3,652)	18,072	403,566

* The Fund holds floating rate securities which are accounted for differently for GAAP vs. federal income tax purposes. This causes a difference in cost basis and fair market value of investments for tax and GAAP purposes.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2016

8. Subsequent Events

Management has evaluated events and transactions that have occurred through the date the financial statements were issued that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

Schedule of Investments
California Municipal Fund
October 31, 2016

	Principal				Principal
MUNICIPAL BONDS - 102.21%	Amount (000's)	Value(000	's)	MUNICIPAL BONDS (continued)	Amount (000's)	Value(000	's)
California - 100.81%				California (continued)
Abag Finance Authority for Nonprofit Corps				California State University (credit support
5.00%, 08/01/2043	$1,500	$1,722		from AGM)
Alameda Community Improvement				5.00%, 11/01/2039(a)	$945	$1,004
Commission Successor Agency (credit				5.00%, 11/01/2039(a)	55	58
support from BAM)				California Statewide Communities
5.00%, 09/01/2031(a)	1,000	1,178		Development Authority
Alameda Corridor Transportation Authority				4.00%, 02/01/2022	830	903
5.00%, 10/01/2034	2,000	2,343		4.00%, 02/01/2025	940	1,035
5.00%, 10/01/2036	1,250	1,456		5.00%, 10/01/2028	1,875	2,209
5.00%, 10/01/2037	4,000	4,652		5.00%, 03/01/2029	4,500	5,524
Alameda Unified School District-Alameda				5.00%, 02/01/2030	2,000	2,284
County/CA				5.00%, 05/15/2040	3,500	4,008
5.00%, 08/01/2032	1,795	2,180		5.00%, 12/01/2041(e)	6,000	6,676
Alum Rock Union Elementary School				5.25%, 12/01/2029	3,000	3,414
District				5.25%, 12/01/2034	3,500	3,926
5.25%, 08/01/2043	1,000	1,197		7.25%, 11/15/2041(e)	1,500	1,711
Anaheim Public Financing Authority				California Statewide Communities
5.25%, 10/01/2034	1,000	1,103		Development Authority (credit support from
Association of Bay Area Governments (credit				CA MTG INS)
support from XLCA)				6.25%, 08/15/2028(a)	2,250	2,466
5.25%, 09/01/2029(a)	130	130		California Statewide Communities
Bay Area Toll Authority				Development Authority (credit support from
0.59%, 04/01/2047(b)	7,600	7,600		FHA INS)
5.13%, 04/01/2039	3,000	3,301		6.25%, 08/01/2024(a)	795	909
California Educational Facilities Authority				California Statewide Financing Authority
5.00%, 12/29/2015(c)	3,642	3,962		6.00%, 05/01/2043	2,050	2,065
5.00%, 10/01/2036	1,000	1,196		6.00%, 05/01/2043	1,550	1,575
5.00%, 01/01/2038(c)	398	416		Chula Vista Municipal Financing Authority
5.00%, 01/01/2038(c)	982	1,030		5.00%, 05/01/2030	1,900	2,323
5.00%, 10/01/2038(c)	900	971		5.00%, 05/01/2031	1,885	2,290
5.00%, 10/01/2045	1,000	1,184		City of Alhambra CA (credit support from
5.25%, 10/01/2039(c)	6,500	7,045		NATL)
5.38%, 04/01/2034	1,000	1,120		6.13%, 09/02/2018(a)	1,175	1,195
California Health Facilities Financing				City of Bakersfield CA Wastewater
Authority				Revenue (credit support from AGM)
4.00%, 03/01/2039	2,500	2,593		5.00%, 09/15/2032(a)	2,000	2,075
5.00%, 11/15/2031	2,700	3,250		City of Compton CA
5.00%, 08/15/2033	2,950	3,567		2.00%, 06/01/2017(e)	9,000	8,989
5.00%, 08/15/2034(d)	2,000	2,389		City of Compton CA Water Revenue
5.00%, 02/01/2035	2,000	2,308		6.00%, 08/01/2039	1,250	1,325
5.00%, 11/15/2046	5,000	5,867		City of Irvine CA
5.00%, 11/15/2046(c)	4,500	5,254		5.00%, 09/01/2049	1,000	1,108
5.75%, 09/01/2039	2,000	2,267		City of Los Angeles Department of Airports
6.00%, 07/01/2039	2,000	2,235		5.00%, 05/15/2033	1,000	1,168
6.50%, 10/01/2038	985	1,091		5.00%, 05/15/2035	3,135	3,653
6.50%, 10/01/2038	15	17		5.00%, 05/15/2036	4,500	5,225
California Health Facilities Financing				5.00%, 05/15/2042	1,200	1,400
Authority (credit support from CA MTG INS)				5.13%, 05/15/2033	1,230	1,311
5.00%, 07/01/2035(a)	1,000	1,177		City of Riverside CA Sewer Revenue
California Infrastructure & Economic				5.00%, 08/01/2040	4,000	4,645
Development Bank (credit support from				City of San Francisco CA Public Utilities
NATL ST INTERCEPT)				Commission Water Revenue
5.00%, 08/15/2018(a)	500	502		5.00%, 11/01/2034	1,800	2,189
California Municipal Finance Authority				5.00%, 11/01/2036	2,010	2,358
5.00%, 11/01/2028	1,000	1,195		City of Torrance CA
California Pollution Control Financing				6.00%, 06/01/2022	1,000	1,013
Authority				City of Turlock CA
3.00%, 11/01/2025	9,425	9,860		5.13%, 10/15/2031	1,000	1,041
4.30%, 07/01/2040	1,500	1,617		5.13%, 10/15/2037	1,000	1,041
5.00%, 07/01/2030(e)	2,000	2,224		City of Vernon CA Electric System Revenue
5.00%, 07/01/2037(e)	4,000	4,423		5.13%, 08/01/2021	435	470
California School Finance Authority				5.13%, 08/01/2021	1,260	1,385
5.00%, 07/01/2035(e)	1,925	2,162		Coachella Valley Unified School
5.00%, 08/01/2036(e)	1,170	1,320		District/CA (credit support from AGM)
California State Public Works Board				0.00%, 08/01/2039(a),(f)	7,800	3,320
5.00%, 11/01/2033	2,715	3,254		4.00%, 08/01/2045(a)	4,000	4,294
5.00%, 11/01/2034	2,500	2,989		Compton Public Finance Authority
5.00%, 11/01/2037	1,375	1,598		4.50%, 09/01/2032(e)	7,000	7,168
5.00%, 10/01/2039	4,500	5,265		Dinuba Financing Authority
California State University				5.38%, 09/01/2038	1,000	1,014
5.25%, 11/01/2038	2,000	2,214		Dinuba Redevelopment Agency (credit
				support from BAM)
				5.00%, 09/01/2033(a)	2,000	2,337

See accompanying notes.

Schedule of Investments
California Municipal Fund
October 31, 2016

	Principal				Principal
MUNICIPAL BONDS (continued)	Amount (000's)	Value(000	's)	MUNICIPAL BONDS (continued)	Amount (000's)	Value(000	's)
California (continued)				California (continued)
East Bay Municipal Utility District Water				Palomar Health (continued)
System Revenue				5.00%, 11/01/2036	$3,000	$3,365
5.00%, 06/01/2036	$1,000	$1,132		5.00%, 11/01/2039	2,000	2,229
El Monte Union High School District (credit				Peralta Community College District
support from AGC)				4.00%, 08/01/2039	4,530	4,894
5.50%, 06/01/2034(a)	2,000	2,232		Pittsburg Successor Agency Redevelopment
Escondido Union High School District				Agency (credit support from AGM)
0.00%, 08/01/2041(f)	1,000	397		5.00%, 09/01/2028(a)	1,000	1,232
Fontana Redevelopment Agency (credit				5.00%, 09/01/2029(a)	1,000	1,220
support from NATL)				Pittsburg Unified School District
5.20%, 09/01/2030(a)	1,000	1,003		0.00%, 08/01/2036(f)	1,365	663
Foothill-De Anza Community College				5.00%, 08/01/2043	2,900	3,412
District				Pittsburg Unified School District (credit
5.00%, 08/01/2040	1,500	1,769		support from AGM)
Golden State Tobacco Securitization Corp				5.50%, 08/01/2031(a)	1,000	1,081
4.50%, 06/01/2027	5,565	5,577		Pomona Public Financing Authority (credit
5.30%, 06/01/2037	1,000	993		support from NATL)
5.75%, 06/01/2047	14,600	14,374		5.00%, 02/01/2021(a)	5,000	5,018
Golden State Tobacco Securitization				Pomona Unified School District (credit
Corp (credit support from ST APPROP)				support from NATL)
5.00%, 06/01/2033(a)	2,000	2,357		6.15%, 08/01/2030(a)	1,000	1,228
5.00%, 06/01/2045(a)	7,500	8,677		Port Commission of the City & County of San
Indio Redevelopment Agency				Francisco
5.63%, 08/15/2035	1,355	1,455		4.00%, 03/01/2035	1,000	1,049
Inland Valley Development Agency				Port of Los Angeles
5.25%, 09/01/2037	1,000	1,161		5.00%, 08/01/2032	1,740	2,027
La Verne Public Financing Authority				Poway Unified School District
7.25%, 09/01/2026	765	768		0.00%, 08/01/2036(f)	4,000	1,992
Lancaster Redevelopment Agency Successor				Regents of the University of California
Agency				Medical Center Pooled Revenue
6.88%, 08/01/2039	545	632		0.59%, 05/15/2047(b)	10,000	10,000
6.88%, 08/01/2039	455	516		Richmond Joint Powers Financing Authority
Los Angeles County Public Works Financing				6.25%, 07/01/2024	1,000	1,125
Authority				Rio Elementary School District/CA (credit
5.00%, 12/01/2033	2,000	2,397		support from AGM)
5.00%, 08/01/2042	1,400	1,640		5.00%, 08/01/2027(a)	425	532
5.00%, 12/01/2045(c)	5,500	6,479		Ripon Unified School District (credit support
Los Angeles County Sanitation Districts				from BAM)
Financing Authority				0.00%, 08/01/2033(a),(f)	1,110	525
5.00%, 10/01/2035	4,500	5,331		Riverside Community Properties Development
Los Angeles Department of Water				Inc
5.00%, 07/01/2034(c)	5,000	6,032		6.00%, 10/15/2038	1,000	1,219
5.38%, 07/01/2038	1,000	1,091		Riverside County Public Financing
Los Angeles Department of Water & Power				Authority (credit support from BAM)
0.49%, 07/01/2035(b)	3,925	3,925		5.00%, 10/01/2028(a)	1,000	1,214
5.00%, 07/01/2045	1,250	1,484		5.00%, 10/01/2029(a)	1,500	1,809
Los Angeles Unified School District/CA				5.00%, 10/01/2030(a)	1,500	1,797
5.00%, 07/01/2029	2,000	2,210		Riverside County Transportation
Los Angeles Unified School				Commission
District/CA (credit support from AGM)				5.00%, 06/01/2032	1,500	1,697
5.00%, 07/01/2032(a)	1,000	1,029		Rocklin Unified School District (credit
Marin Healthcare District				support from NATL)
5.00%, 08/01/2034	1,000	1,199		0.00%, 08/01/2019(a),(f)	1,360	1,187
Merced Union High School District				0.00%, 08/01/2020(a),(f)	1,415	1,171
0.00%, 08/01/2032(f)	3,380	2,015		0.00%, 08/01/2023(a),(f)	1,225	864
Morongo Band of Mission Indians/The				Salinas Valley Solid Waste Authority (credit
6.50%, 03/01/2028(e)	1,000	1,063		support from AGM)
Needles Public Utility Authority				5.50%, 08/01/2031(a)	1,500	1,775
6.50%, 02/01/2022	1,880	1,881		San Diego Community College District
Norco Community Redevelopment Agency				5.25%, 08/01/2033(c)	1,950	2,177
Successor Agency (credit support from BAM)				San Diego Public Facilities Financing
5.00%, 03/01/2032(a)	1,000	1,163		Authority Sewer Revenue
Norco Financing Authority (credit support				5.00%, 05/15/2038	2,000	2,411
from AGM)				San Diego Public Facilities Financing
5.63%, 10/01/2034(a)	1,000	1,112		Authority Water Revenue
Oakland Unified School District/Alameda				5.38%, 08/01/2034	2,000	2,238
County				San Diego Redevelopment Agency Successor
5.00%, 08/01/2040	3,400	3,983		Agency
Palm Desert Financing Authority (credit				6.40%, 09/01/2019	775	778
support from NATL)				San Diego Unified School District/CA
5.00%, 08/01/2022(a)	1,280	1,292		4.00%, 07/01/2045	5,395	5,795
Palomar Health
4.00%, 08/01/2037	500	538

See accompanying notes.

Schedule of Investments California Municipal Fund October 31, 2016

	Principal				Principal
MUNICIPAL BONDS (continued)	Amount (000's)	Value(000	's)	MUNICIPAL BONDS (continued)	Amount (000's)	Value (000's)
California (continued)				California (continued)
San Francisco Bay Area Rapid Transit				West Sacramento Financing Authority
District				5.00%, 09/01/2029	$465	$544
4.00%, 08/01/2033	$5,000	$5,594		Western Municipal Water District Facilities
5.00%, 07/01/2028	1,755	1,976		Authority
San Francisco City & County Airport Comm-				5.00%, 10/01/2034	1,700	1,894
San Francisco International Airport				Woodland-Davis Clean Water Agency (credit
5.00%, 05/01/2031	1,000	1,220		support from AGM)
5.00%, 05/01/2039	5,000	5,692		5.00%, 03/01/2039(a)	1,500	1,759
5.00%, 05/01/2041	10,000	11,482				$466,208
San Francisco City & County Redevelopment				Guam - 0.62%
Agency				Guam Government Waterworks Authority
5.00%, 08/01/2044	1,500	1,663		5.00%, 01/01/2046	2,525	2,871
6.50%, 08/01/2039	1,000	1,149
San Joaquin Hills Transportation Corridor				Virgin Islands - 0.78%
Agency				Virgin Islands Public Finance Authority
5.00%, 01/15/2034	3,030	3,458		5.00%, 10/01/2030	3,700	3,607
San Luis Obispo County Financing
Authority (credit support from AGM)				TOTAL MUNICIPAL BONDS		$472,686
5.00%, 08/01/2030(a)	1,000	1,145
				Total Investments		$472,686
San Luis Obispo County Financing				Liability for Floating Rate Notes Issued in Conjunction with
Authority (credit support from BAM)				Securities Held - (3.94)%
5.00%, 09/01/2037(a)	1,000	1,163
				Notes with interest rates of 0.66% - 0.68% at	$(18,241)	$(18,241)
Santa Clara County Financing Authority				October 31, 2016 and contractual maturity of
5.25%, 05/15/2036	2,000	2,134		collateral of 2017-2034.(g)
Santa Margarita Water District				Total Net Investments		$454,445
5.00%, 09/01/2038	465	519		Other Assets and Liabilities - 1.73%		$8,005
Semitropic Improvement District				TOTAL NET ASSETS - 100.00%		$462,450
5.00%, 12/01/2038	2,000	2,221
Simi Valley Unified School District
5.00%, 08/01/2027(d)	1,000	1,240
				(a)	Credit support indicates investments that benefit from credit enhancement
Southern California Public Power Authority				or liquidity support provided by a third party bank, institution, or
5.00%, 11/01/2029	2,380	2,895		government agency.
5.25%, 07/01/2029	695	821		(b)	Variable Rate. Rate shown is in effect at October 31, 2016.
5.25%, 07/01/2031	695	815		(c)	Security or portion of underlying security related to Inverse Floaters
State of California				entered into by the Fund. See Notes to Financial Statements for additional
2.45%, 12/01/2031	965	980		information.
5.00%, 02/01/2038	1,450	1,683		(d) Security purchased on a when-issued basis.
5.00%, 04/01/2043	3,380	3,921		(e)	Security exempt from registration under Rule 144A of the Securities Act of
5.25%, 11/01/2040	1,500	1,722		1933. These securities may be resold in transactions exempt from
5.75%, 04/01/2031	675	749		registration, normally to qualified institutional buyers. At the end of the
6.00%, 03/01/2033	2,000	2,321		period, the value of these securities totaled $35,736 or 7.73% of net assets.
6.00%, 04/01/2038	3,000	3,347		(f) Non-Income Producing Security
State of California Department of Water				(g)	Floating rate securities. The interest rate(s) shown reflect the rates in
Resources				effect at October 31, 2016.
5.00%, 12/01/2028	1,615	1,721
5.00%, 12/01/2028	65	69
Stockton East Water District (credit support
from NATL)				Portfolio Summary (unaudited)
5.25%, 04/01/2022(a)	1,780	1,784		Sector		Percent
Stockton Unified School District (credit				Revenue Bonds		65.54%
support from AGM)				Insured		14.91%
5.00%, 08/01/2038(a)	1,500	1,731		General Obligation Unlimited		11.72%
Tobacco Securitization Authority of Southern				Prerefunded		6.71%
California				General Obligation Limited Notes		1.94%
5.13%, 06/01/2046	1,500	1,461		Special Tax		0.83%
Travis Unified School District (credit support				Tax Allocation		0.56%
from AGM)				Liability For Floating Rate Notes Issued		(3.94)%
5.00%, 09/01/2029(a)	1,000	1,205		Other Assets and Liabilities		1.73%
Tulare County Transportation Authority				TOTAL NET ASSETS		100.00%
5.00%, 02/01/2029	1,000	1,207
Tustin Public Financing Authority
5.00%, 04/01/2041	1,000	1,168
University of California
4.00%, 05/15/2046	5,000	5,365
5.00%, 05/15/2037	3,000	3,613
5.00%, 05/15/2044	1,000	1,160
5.25%, 05/15/2039(c)	857	952
5.25%, 05/15/2039(c)	1,657	1,837
5.25%, 05/15/2039(c)	487	540
Walnut Energy Center Authority
5.00%, 01/01/2035	1,225	1,351
West Hollywood Public Financing Authority
5.00%, 04/01/2036	1,500	1,778

See accompanying notes.

Schedule of Investments
Core Plus Bond Fund
October 31, 2016

COMMON STOCKS - 0.04%	Shares Held		Value(000	's)		Principal
Forest Products & Paper - 0.01%					BONDS (continued)	Amount (000's) Value (000's)
Verso Corp (a)		61,185	$376		Airlines - 0.46%
Verso Corp - Warrants (a),(b)		1,355	—		American Airlines 2013-1 Class B Pass
			$376		Through Trust
					5.63%, 01/15/2021(f)	$1,283	$1,341
Oil & Gas Services - 0.03%
Seventy Seven Energy Inc (a),(c)		45,353	1,088		American Airlines 2013-2 Class A Pass
					Through Trust
TOTAL COMMON STOCKS			$1,464		4.95%, 07/15/2024	1,590	1,735
INVESTMENT COMPANIES - 2.22%	Shares Held		Value(000	's)	American Airlines 2014-1 Class A Pass
Money Market Funds - 2.22%					Through Trust
Goldman Sachs Financial Square Funds -	89,112,771		89,113		3.70%, 04/01/2028	1,386	1,441
Government Fund					American Airlines 2015-1 Class A Pass
					Through Trust
					3.38%, 11/01/2028	4,820	4,917
TOTAL INVESTMENT COMPANIES			$89,113
					American Airlines 2015-1 Class B Pass
PREFERRED STOCKS - 0.44%	Shares Held		Value(000	's)
					Through Trust
Banks- 0.37%					3.70%, 11/01/2024	245	241
Bank of America Corp 6.50%(d)		35,000	$941
CoBank ACB 6.20%(d),(e)		35,000	3,676		American Airlines 2016-3 Class A Pass
Morgan Stanley 6.38%(d),(e)		145,000	4,002		Through Trust
State Street Corp 5.90%(d),(e)		225,000	6,311		3.25%, 04/15/2030	1,175	1,184
					United Airlines 2014-1 Class A Pass Through
			$14,930		Trust
Electric - 0.04%					4.00%, 10/11/2027	2,503	2,660
SCE Trust III 5.75%(d),(e)		50,000	1,435
					United Airlines 2014-2 Class A Pass Through
					Trust
Telecommunications - 0.03%					3.75%, 03/03/2028	2,290	2,406
Verizon Communications Inc 5.90%		50,000	1,340		United Airlines 2016-1 Class AA Pass
					Through Trust
TOTAL PREFERRED STOCKS			$17,705		3.10%, 01/07/2030	940	964
	Principal				US Airways 2001-1G Pass Through Trust
BONDS- 67.99%	Amount (000's)		Value(000	's)	7.08%, 09/20/2022	148	158
Advertising - 0.02%					US Airways 2013-1 Class A Pass Through
MDC Partners Inc					Trust
6.50%, 05/01/2024(f)		$980	$835		3.95%, 05/15/2027	1,259	1,329
							$18,376
Aerospace & Defense - 0.13%					Apparel - 0.04%
Air 2 US					Hanesbrands Inc
8.03%, 10/01/2020(f)		119	124		4.63%, 05/15/2024(f)	225	229
8.63%, 10/01/2020(f)		131	136
					NIKE Inc
BAE Systems PLC					3.88%, 11/01/2045	1,455	1,517
4.13%, 06/08/2022	GBP	100	137				$1,746
Lockheed Martin Corp					Automobile Asset Backed Securities - 7.43%
2.50%, 11/23/2020		$2,720	2,790		Ally Auto Receivables Trust 2014-SN2
4.70%, 05/15/2046		633	718		1.03%, 09/20/2017(e)	3,242	3,243
United Technologies Corp					1.21%, 02/20/2019(e)	7,300	7,304
4.50%, 06/01/2042		1,340	1,468		Ally Auto Receivables Trust 2016-2
			$5,373		1.35%, 05/15/2020	10,500	10,527
Agriculture - 1.10%					AmeriCredit Automobile Receivables 2015-4
Altria Group Inc					2.11%, 01/08/2021(e)	1,575	1,588
2.63%, 09/16/2026		770	764		AmeriCredit Automobile Receivables 2016-1
3.88%, 09/16/2046		3,410	3,357		1.28%, 06/10/2019(e)	4,916	4,928
4.50%, 05/02/2043		2,485	2,688		1.52%, 06/10/2019	2,193	2,197
BAT International Finance PLC					AmeriCredit Automobile Receivables Trust
2.75%, 06/15/2020(f)		485	497
					2014-2
Imperial Brands Finance PLC					2.18%, 06/08/2020	2,000	2,018
2.25%, 02/26/2021	EUR	400	471		AmeriCredit Automobile Receivables Trust
3.38%, 02/26/2026		150	196		2015-2
3.75%, 07/21/2022(f)		$3,065	3,233		2.40%, 01/08/2021(e)	7,850	7,931
4.25%, 07/21/2025(f)		4,210	4,537
					AmeriCredit Automobile Receivables Trust
4.88%, 06/07/2032	GBP	150	225		2015-3
5.50%, 09/28/2026		100	153		1.04%, 01/08/2019(e)	554	555
Philip Morris International Inc					AmeriCredit Automobile Receivables Trust
1.88%, 02/25/2021		$5,295	5,298		2016-2
4.38%, 11/15/2041		280	297		1.23%, 10/08/2019(e)	5,933	5,946
Pinnacle Operating Corp					2.87%, 11/08/2021(e)	4,325	4,406
9.00%, 11/15/2020(f)		1,785	1,107
					AmeriCredit Automobile Receivables Trust
Reynolds American Inc					2016-3
3.25%, 06/12/2020		1,558	1,627		1.09%, 11/08/2019(e)	7,500	7,512
4.45%, 06/12/2025		6,600	7,245		Americredit Automobile Receivables Trust
5.70%, 08/15/2035		3,825	4,625		2016-4
5.85%, 08/15/2045		2,145	2,667		2.41%, 07/08/2022(e)	7,000	7,004
6.88%, 05/01/2020		4,545	5,283		Capital Auto Receivables Asset Trust 2014-2
			$44,270		1.26%, 05/21/2018(e)	1,545	1,545
					Capital Auto Receivables Asset Trust 2015-2
					0.93%, 10/20/2017(e)	2,568	2,568

See accompanying notes.

Schedule of Investments
Core Plus Bond Fund
October 31, 2016

		Principal			Principal
BONDS (continued)		Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Automobile Asset Backed Securities (continued)				Automobile Asset Backed Securities (continued)
Capital Auto Receivables Asset Trust 2016-1				Santander Drive Auto Receivables Trust 2014-
1.23%, 11/20/2018(e)		$7,394	$7,409	1
Capital Auto Receivables Asset Trust 2016-2				2.36%, 04/15/2020		$1,000	$1,005
1.12%, 01/22/2019(e)		2,700	2,705	Santander Drive Auto Receivables Trust 2014-
Capital Auto Receivables Asset Trust 2016-3				5
0.95%, 04/22/2019(e)		3,600	3,601	1.77%, 09/16/2019		4,000	4,009
CarMax Auto Owner Trust 2014-4				2.46%, 06/15/2020		4,000	4,044
1.25%, 11/15/2019		5,981	5,988	Santander Drive Auto Receivables Trust 2016-
2.44%, 11/16/2020		2,000	2,018	1
CarMax Auto Owner Trust 2015-1				1.31%, 07/15/2019(e)		5,013	5,025
0.88%, 03/15/2018(e)		200	200	Santander Drive Auto Receivables Trust 2016-
CarMax Auto Owner Trust 2015-2				2
0.81%, 06/15/2018(e)		2,058	2,058	1.18%, 07/15/2019(e)		13,824	13,846
Chesapeake Funding II LLC				2.66%, 11/15/2021(e)		3,500	3,548
1.67%, 03/15/2028(e),(f)		8,000	8,064	Santander Drive Auto Receivables Trust 2016-
Chesapeake Funding LLC				3
0.95%, 03/07/2026(e),(f)		10,688	10,686	1.34%, 11/15/2019		750	750
0.98%, 01/07/2025(e),(f)		978	978	SunTrust Auto Receivables Trust 2015-1
1.03%, 02/07/2027(e),(f)		10,137	10,123	0.99%, 06/15/2018(e),(f)		2,592	2,592
Chrysler Capital Auto Receivables Trust 2015-				Volkswagen Auto Lease Trust 2015-A
B				0.85%, 06/20/2017(e)		963	963
1.46%, 12/17/2018(f)		3,589	3,593	1.25%, 12/20/2017		14,540	14,543
Drive Auto Receivables Trust 2016-A				Volkswagen Auto Loan Enhanced Trust 2014-
3.17%, 05/15/2020(e),(f)		1,000	1,013	1
Enterprise Fleet Financing LLC				0.91%, 10/22/2018		1,159	1,158
1.59%, 02/22/2021(e),(f)		2,641	2,645	Wheels SPV 2 LLC
Ford Credit Auto Lease Trust 2016-A				0.85%, 08/20/2017(f)		1,788	1,788
1.07%, 11/15/2018(e)		6,763	6,777	World Omni Auto Receivables Trust 2014-B
Ford Credit Auto Owner Trust 2016-A				1.14%, 01/15/2020		7,673	7,674
1.39%, 07/15/2020		1,620	1,624	World Omni Automobile Lease Securitization
GM Financial Automobile Leasing Trust				Trust 2016-A
2014-1				0.94%, 02/15/2019(e)		12,750	12,779
1.76%, 05/21/2018(f)		4,339	4,340				$298,530
1.99%, 05/21/2018(f)		2,000	2,001	Automobile Floor Plan Asset Backed Securities - 0.80%
GM Financial Automobile Leasing Trust				Ally Master Owner Trust
2014-2				1.60%, 10/15/2019		8,000	8,026
1.22%, 01/22/2018(e),(f)		7,467	7,470	Ford Credit Floorplan Master Owner Trust A
1.96%, 03/20/2018(f)		1,500	1,506	0.93%, 02/15/2019(e)		10,105	10,110
2.43%, 03/20/2018(f)		4,250	4,272	Nissan Master Owner Trust Receivables
GM Financial Automobile Leasing Trust				0.93%, 01/15/2020(e)		3,500	3,504
2016-2				Wells Fargo Dealer Floorplan Master Note
1.03%, 10/22/2018(e)		5,500	5,507	Trust
GM Financial Automobile Leasing Trust				0.91%, 07/20/2019(e)		10,575	10,581
2016-3							$32,221
0.89%, 02/20/2019(e)		9,000	9,009
				Automobile Manufacturers - 1.68%
1.97%, 05/20/2020(e)		2,100	2,098	Daimler AG
2.38%, 05/20/2020(e)		1,250	1,248
				2.00%, 04/07/2020	EUR	500	585
Hertz Fleet Lease Funding LP				Daimler Finance North America LLC
0.93%, 04/10/2028(e),(f)		2,534	2,533	1.65%, 03/02/2018(f)		$2,830	2,836
1.08%, 12/10/2027(e),(f)		3,929	3,929	2.25%, 03/02/2020(f)		1,730	1,749
Honda Auto Receivables 2015-3 Owner				Daimler International Finance BV
Trust				3.50%, 06/06/2019	GBP	150	195
0.92%, 11/20/2017		980	979	Ford Motor Credit Co LLC
Hyundai Auto Lease Securitization Trust				2.60%, 11/04/2019		$2,375	2,404
2016	-A			4.39%, 01/08/2026		775	816
1.08%, 07/16/2018(e),(f)		19,570	19,617
				8.00%, 12/15/2016		11,315	11,403
Mercedes Benz Auto Lease Trust 2015-B				General Motors Co
1.05%, 01/16/2018(e)		2,476	2,477	3.50%, 10/02/2018		7,240	7,433
MMCA Auto Owner Trust 2014-A				4.88%, 10/02/2023		2,488	2,679
1.21%, 12/16/2019(e),(f)		3,191	3,193
				6.25%, 10/02/2043		530	607
1.92%, 12/16/2019(f)		330	332	6.60%, 04/01/2036		2,295	2,713
Nissan Auto Lease Trust 2016-B				General Motors Financial Co Inc
0.81%, 12/17/2018(e)		6,750	6,752
				0.96%, 09/07/2023	EUR	750	816
Nissan Auto Receivables 2013-C Owner				2.63%, 07/10/2017		$3,695	3,725
Trust				3.25%, 05/15/2018		2,185	2,224
0.67%, 08/15/2018(e)		502	501
				3.45%, 04/10/2022		1,280	1,294
Nissan Auto Receivables 2015-A Owner				4.25%, 05/15/2023		2,215	2,299
Trust				4.30%, 07/13/2025		2,230	2,281
1.05%, 10/15/2019(e)		4,212	4,212
				Jaguar Land Rover Automotive PLC
OneMain Direct Auto Receivables Trust 2016-				3.50%, 03/15/2020(f)		800	814
1				5.63%, 02/01/2023(f)		3,065	3,171
2.04%, 01/15/2021(e),(f)		4,064	4,076
				Navistar International Corp
				8.25%, 11/01/2021		1,475	1,444

See accompanying notes.

Schedule of Investments Core Plus Bond Fund October 31, 2016

	Principal					Principal
BONDS (continued)	Amount (000's) Value (000's)			BONDS (continued)		Amount (000's) Value (000's)
Automobile Manufacturers (continued)				Banks (continued)
Nissan Motor Acceptance Corp				Cooperatieve Rabobank UA	(continued)
1.39%, 03/03/2017(e),(f)		$3,000	$3,005	4.63%, 05/23/2029		GBP	250	$328
Toyota Motor Credit Corp				5.25%, 09/14/2027			125	173
1.27%, 01/17/2019(e)		1,320	1,323	5.25%, 08/04/2045			$5,270	5,939
Volkswagen Group of America Finance LLC				5.50%, 01/22/2049(d),(e)		EUR	425	469
1.25%, 11/20/2017(e),(f)		10,000	9,971	11.00%, 12/29/2049 (d),(e),(f)			$1,560	1,880
Volkswagen International Finance NV				Corp Financiera de Desarrollo SA
1.13%, 11/18/2016(f)		1,625	1,625	4.75%, 07/15/2025(f)			475	524
			$67,412	Credit Suisse AG/Guernsey
Automobile Parts & Equipment - 0.15%				5.86%, 12/31/2049(d)			3,750	3,807
Allison Transmission Inc				Discover Bank/Greenwood DE
5.00%, 10/01/2024(f)		1,050	1,071	2.60%, 11/13/2018			5,500	5,586
Dana Inc				Fifth Third Bank/Cincinnati OH
5.50%, 12/15/2024		1,590	1,646	2.88%, 10/01/2021			3,125	3,241
Delphi Automotive PLC				First Horizon National Corp
1.60%, 09/15/2028	EUR	300	328	3.50%, 12/15/2020			4,420	4,501
IHO Verwaltungs GmbH				First Republic Bank/CA
4.75%, PIK 5.50%, 09/15/2026(f),(g)		$305	304	4.38%, 08/01/2046			6,820	6,529
Nemak SAB de CV				Global Bank Corp
5.50%, 02/28/2023(f)		700	727	4.50%, 10/20/2021(f)			1,375	1,369
ZF North America Capital Inc				Goldman Sachs Group Inc/The
4.00%, 04/29/2020(f)		305	321	2.60%, 04/23/2020			2,590	2,633
4.50%, 04/29/2022(f)		195	206	2.64%, 10/28/2027(e)			3,035	3,041
4.75%, 04/29/2025(f)		1,255	1,324	3.85%, 07/08/2024			4,405	4,648
			$5,927	4.25%, 10/21/2025			2,960	3,097
Banks- 8.53%				4.25%, 01/29/2026		GBP	100	134
Associated Banc-Corp				4.75%, 10/21/2045			$2,240	2,464
2.75%, 11/15/2019		1,965	1,996	5.15%, 05/22/2045			2,775	2,998
4.25%, 01/15/2025		2,710	2,804	5.38%, 03/15/2020			2,415	2,666
				5.38%, 12/29/2049(d),(e)			8,445	8,487
Banco Santander SA
6.25%, 03/12/2049(d),(e)	EUR	600	612	5.95%, 01/15/2027			1,725	2,013
6.37%, 05/29/2049(d),(e)		$3,400	3,146	6.75%, 10/01/2037			735	927
Bank of America Corp				HSBC Holdings PLC
2.63%, 04/19/2021		8,930	9,037	2.95%, 05/25/2021			2,175	2,208
3.50%, 04/19/2026		1,845	1,894	3.60%, 05/25/2023			2,575	2,660
3.95%, 04/21/2025		3,315	3,403	Huntington National Bank/The
4.20%, 08/26/2024		5,320	5,559	1.31%, 04/24/2017(e)			12,100	12,094
4.25%, 10/22/2026		2,906	3,053	ING Bank NV
5.13%, 12/29/2049(d),(e)		3,050	3,007	1.54%, 10/01/2019(e),(f)			3,000	3,003
6.10%, 12/29/2049(d),(e)		5,955	6,222	2.00%, 11/26/2018(f)			2,540	2,552
6.25%, 09/29/2049(d),(e)		3,595	3,766	2.70%, 08/17/2020(f)			490	501
				5.80%, 09/25/2023(f)			1,800	2,024
7.00%, 07/31/2028	GBP	100	169
Bank of New York Mellon Corp/The				ING Groep NV
				6.00%, 12/29/2049(d),(e)			1,200	1,188
2.50%, 04/15/2021		$965	984
4.62%, 12/29/2049(d),(e)		3,210	3,134	Intesa Sanpaolo SpA
4.95%, 12/29/2049(d),(e)		10,420	10,667	3.93%, 09/15/2026		EUR	650	718
				5.02%, 06/26/2024(f)			$5,845	5,424
Barclays PLC
8.25%, 12/29/2049(d),(e)		1,080	1,094	5.71%, 01/15/2026(f)			2,630	2,505
BBVA Banco Continental SA				JPMorgan Chase & Co
5.00%, 08/26/2022(f)		975	1,072	2.70%, 05/18/2023			450	451
BBVA Subordinated Capital SAU				2.75%, 08/24/2022		EUR	300	371
3.50%, 04/11/2024(e)	EUR	200	230	3.50%, 12/18/2026		GBP	100	133
BPCE SA				4.13%, 12/15/2026			$4,120	4,348
2.65%, 02/03/2021		$2,205	2,260	4.25%, 10/01/2027			2,625	2,792
2.75%, 11/30/2027(e)	EUR	300	342	4.95%, 06/01/2045			3,800	4,176
				5.00%, 12/29/2049(d),(e)			3,625	3,553
5.25%, 04/16/2029	GBP	200	268
				5.30%, 12/29/2049(d),(e)			4,221	4,284
Citigroup Inc
2.70%, 03/30/2021		$4,270	4,344	5.63%, 08/16/2043			2,250	2,640
3.20%, 10/21/2026		2,490	2,484	Lloyds Banking Group PLC
3.40%, 05/01/2026		1,985	2,018	4.65%, 03/24/2026			3,074	3,164
4.60%, 03/09/2026		1,385	1,478	Morgan Stanley
4.75%, 05/18/2046		700	721	1.75%, 03/11/2024		EUR	500	572
				2.28%, 10/24/2023(e)			$3,235	3,231
Citizens Bank NA/Providence RI
2.30%, 12/03/2018		1,670	1,688	2.38%, 07/23/2019			6,435	6,523
CoBank ACB				2.38%, 03/31/2021		EUR	500	594
6.25%, 12/29/2049(d),(e)		1,270	1,374	2.50%, 04/21/2021			$2,590	2,610
Compass Bank				3.13%, 07/27/2026			2,630	2,617
1.85%, 09/29/2017		2,675	2,673	4.00%, 07/23/2025			3,290	3,506
2.75%, 09/29/2019		2,125	2,127	4.30%, 01/27/2045			3,140	3,288
Cooperatieve Rabobank UA				4.88%, 11/01/2022			3,270	3,592
3.95%, 11/09/2022		825	865	5.00%, 11/24/2025			11,920	13,185
				5.55%, 12/29/2049(d),(e)			2,700	2,764
4.38%, 08/04/2025		2,000	2,106
4.63%, 12/01/2023		2,800	3,017

See accompanying notes.

Schedule of Investments
Core Plus Bond Fund
October 31, 2016

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)			BONDS (continued)	Amount (000's) Value (000's)
Banks (continued)				Beverages (continued)
Nordea Bank AB				Molson Coors Brewing Co
4.62%, 02/15/2022(e)	EUR	400	$445	1.25%, 07/15/2024	EUR	175	$195
PNC Bank NA				PepsiCo Inc
6.00%, 12/07/2017		$7,400	7,756	4.45%, 04/14/2046		$915	1,021
PNC Financial Services Group Inc/The				Pernod Ricard SA
5.00%, 12/29/2049(d),(e),(h)		2,540	2,536	5.75%, 04/07/2021(f)		1,045	1,194
Popular Inc							$52,379
7.00%, 07/01/2019		900	933	Biotechnology - 0.34%
RBC USA Holdco Corp				Amgen Inc
5.25%, 09/15/2020		1,815	2,030	4.66%, 06/15/2051(f)		1,960	2,004
Royal Bank of Scotland Group PLC				Celgene Corp
5.13%, 05/28/2024		410	406	2.13%, 08/15/2018		815	823
7.64%, 03/29/2049(d),(e)		390	378	2.88%, 08/15/2020		3,375	3,482
7.65%, 08/29/2049(d),(e)		2,275	2,690	4.63%, 05/15/2044		665	670
Santander Issuances SAU				5.00%, 08/15/2045		2,340	2,511
2.50%, 03/18/2025	EUR	100	108	5.25%, 08/15/2043		115	129
Santander UK PLC				Genzyme Corp
1.26%, 09/29/2017(e)		$7,000	6,990	5.00%, 06/15/2020		810	902
1.88%, 02/17/2020	GBP	100	123	Gilead Sciences Inc
Skandinaviska Enskilda Banken AB				2.50%, 09/01/2023		30	30
2.45%, 05/27/2020(f)		$240	244	3.05%, 12/01/2016		840	841
2.63%, 11/17/2020(f)		320	327	4.15%, 03/01/2047		1,710	1,697
2.63%, 03/15/2021		285	292	4.60%, 09/01/2035		620	666
5.75%, 11/29/2049(d),(e)		10,195	10,220				$13,755
7.09%, 12/29/2049(d),(e)	EUR	250	294
				Building Materials - 0.57%
Svenska Handelsbanken AB				BMC East LLC
2.66%, 01/15/2024(e)		500	573	5.50%, 10/01/2024(f)		925	939
5.25%, 12/29/2049(d),(e)		$2,500	2,500
				Boise Cascade Co
UBS AG				5.63%, 09/01/2024(f)		840	849
4.75%, 02/12/2026(e)	EUR	250	293
				Cemex SAB de CV
UBS AG/Jersey				5.70%, 01/11/2025(f)		325	331
7.25%, 02/22/2022(e)		$4,840	4,910	5.70%, 01/11/2025		675	687
UBS AG/Stamford CT				6.13%, 05/05/2025(f)		1,220	1,263
2.35%, 03/26/2020		3,575	3,628	7.25%, 01/15/2021(f)		455	489
UBSGroup FundingJerseyLtd				CRH America Inc
2.65%, 02/01/2022(f)		3,290	3,272
				8.13%, 07/15/2018		3,425	3,792
2.95%, 09/24/2020(f)		4,290	4,379	CRH Finance DAC
4.13%, 04/15/2026(f)		220	230
				3.13%, 04/03/2023	EUR	250	317
Wells Fargo & Co				Crh Finance UK PLC
2.12%, 10/31/2023(e)		2,590	2,583	4.13%, 12/02/2029(e)	GBP	200	278
2.50%, 03/04/2021		1,345	1,360	CRH Finland Services OYJ
2.60%, 07/22/2020		1,540	1,569	2.75%, 10/15/2020	EUR	250	299
3.00%, 10/23/2026		2,850	2,830	LafargeHolcim Finance US LLC
3.90%, 05/01/2045		25	25	3.50%, 09/22/2026(f)		$875	880
4.40%, 06/14/2046		3,955	3,967	4.75%, 09/22/2046(f)		850	858
4.90%, 11/17/2045		3,650	3,924	Louisiana-Pacific Corp
5.87%, 12/29/2049(d),(e)		1,350	1,450	4.88%, 09/15/2024(f)		165	162
5.90%, 12/29/2049(d),(e)		2,075	2,171
				Martin Marietta Materials Inc
Westpac Banking Corp				1.94%, 06/30/2017(e)		9,280	9,300
1.14%, 05/19/2017(e)		6,650	6,656
				Masco Corp
			$342,431	3.50%, 04/01/2021		50	51
Beverages - 1.30%				4.38%, 04/01/2026		995	1,035
Anheuser-Busch Cos LLC				Norbord Inc
5.60%, 03/01/2017		1,090	1,107	5.38%, 12/01/2020(f)		650	680
Anheuser-Busch InBev Finance Inc				St Marys Cement Inc Canada
2.65%, 02/01/2021		11,510	11,771	5.75%, 01/28/2027(f)		800	808
3.30%, 02/01/2023		3,755	3,919				$23,018
3.65%, 02/01/2026		9,170	9,649	Chemicals - 0.61%
4.70%, 02/01/2036		7,035	7,799	A Schulman Inc
4.90%, 02/01/2046		7,285	8,331	6.88%, 06/01/2023(f)		675	687
Anheuser-Busch InBev SA/NV/old				Air Liquide Finance SA
1.50%, 04/18/2030	EUR	475	529	1.75%, 09/27/2021(f)		4,065	4,013
4.00%, 09/24/2025	GBP	150	211	Air Products & Chemicals Inc
Coca-Cola Co/The				0.38%, 06/01/2021	EUR	250	276
1.10%, 09/02/2036	EUR	350	364	Aruba Investments Inc
Coca-Cola Icecek AS				8.75%, 02/15/2023(f)		$1,000	1,020
4.75%, 10/01/2018(f)		$2,050	2,118
				Blue Cube Spinco Inc
Constellation Brands Inc				9.75%, 10/15/2023		565	664
3.88%, 11/15/2019		520	544	Braskem Finance Ltd
4.25%, 05/01/2023		2,690	2,845	6.45%, 02/03/2024		900	952
Corp Lindley SA				CF Industries Inc
6.75%, 11/23/2021(f)		307	350
				4.95%, 06/01/2043		280	232
6.75%, 11/23/2021		379	432

See accompanying notes.

Schedule of Investments
Core Plus Bond Fund
October 31, 2016

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Chemicals (continued)			Commercial Mortgage Backed Securities (continued)
CF Industries Inc (continued)			COMM 2014-CCRE16 Mortgage Trust
5.15%, 03/15/2034	$1,885	$1,693	4.05%, 04/10/2047	$600	$659
Consolidated Energy Finance SA			COMM 2014-CCRE17 Mortgage Trust
6.75%, 10/15/2019(f)	2,684	2,684	4.74%, 05/10/2047(e)	1,850	1,969
Cornerstone Chemical Co			COMM 2014-LC17 Mortgage Trust
9.38%, 03/15/2018(f)	835	829	4.49%, 10/10/2047	5,000	5,437
Dow Chemical Co/The			COMM 2014-UBS5 Mortgage Trust
4.38%, 11/15/2042	515	518	1.08%, 09/10/2047(e),(i)	70,146	3,621
Equate Petrochemical BV			COMM 2015-CCRE22 Mortgage Trust
3.00%, 03/03/2022(e),(f),(h)	450	443	4.13%, 03/10/2048(e)	1,611	1,599
Monsanto Co			COMM 2015-PC1 Mortgage Trust
3.95%, 04/15/2045	2,780	2,619	4.29%, 07/10/2050(e)	2,000	2,142
4.40%, 07/15/2044	802	795	Commercial Mortgage Pass Through
Solvay Finance America LLC			Certificates
3.40%, 12/03/2020(f)	3,100	3,227	4.77%, 10/15/2045(e),(f)	2,715	2,776
4.45%, 12/03/2025(f)	1,675	1,797	Credit Suisse Commercial Mortgage Trust
UPL Corp Ltd			Series 2006-C5
3.25%, 10/13/2021(f)	625	624	0.61%, 12/15/2039(e),(i)	3,059	—
Versum Materials Inc			Credit Suisse Commercial Mortgage Trust
5.50%, 09/30/2024(f)	145	148	Series 2007-C3
Westlake Chemical Corp			5.69%, 06/15/2039(e)	1,311	1,322
4.63%, 02/15/2021(f)	1,395	1,458	Credit Suisse First Boston Mortgage Securities
		$24,679	Corp
Commercial Mortgage Backed Securities - 5.75%			4.77%, 07/15/2037	5	5
Banc of America Commercial Mortgage Trust			CSMC Series 2009-RR1
2007-3			5.38%, 02/15/2040(f)	3,165	3,161
0.81%, 06/10/2049(e),(f)	1,000	992	CSMC Series 2009-RR3
Banc of America Commercial Mortgage Trust			5.34%, 12/15/2043(e),(f)	1,545	1,544
2008-1			DBJPM 16-C3 Mortgage Trust
6.27%, 02/10/2051(e)	3,255	3,405	2.89%, 09/10/2049(e)	2,000	2,026
Banc of America Commercial Mortgage Trust			DBUBS 2011-LC2 Mortgage Trust
2015-UBS7			4.54%, 07/10/2044(f)	5,000	5,493
3.71%, 09/15/2048	2,000	2,166	5.54%, 07/10/2044(e),(f)	5,000	5,235
Banc of America Commercial Mortgage Trust			Freddie Mac Multifamily Structured Pass
2016-UBS10			Through Certificates
4.91%, 07/15/2049(e)	3,000	3,099	3.15%, 11/25/2025(e)	3,000	3,204
BCRR Trust 2009-1			GE Commercial Mortgage Corp Series 2007-
5.86%, 07/17/2040(f)	1,945	1,955	C1 Trust
CD 2007-CD4 Commercial Mortgage Trust			5.61%, 12/10/2049(e)	6,000	5,940
5.37%, 12/11/2049	5,490	5,528	GS Mortgage Securities Trust 2011-GC5
CFCRE Commercial Mortgage Trust 2011-			1.37%, 08/10/2044(e),(f),(i)	95,602	4,952
C2			GS Mortgage Securities Trust 2012-GCJ7
5.74%, 12/15/2047(e),(f)	800	886	2.42%, 05/10/2045(e),(i)	16,967	1,318
Citigroup Commercial Mortgage Trust 2012-			GS Mortgage Securities Trust 2013-GC16
GC8			1.43%, 11/10/2046(e),(i)	29,778	1,636
4.29%, 09/10/2045(f)	800	862	5.32%, 11/10/2046(e)	800	870
Citigroup Commercial Mortgage Trust 2015-			GS Mortgage Securities Trust 2013-GCJ12
GC27			3.78%, 06/10/2046(e)	555	582
3.57%, 02/10/2048(e)	6,500	6,718	GS Mortgage Securities Trust 2014-GC26
Citigroup Commercial Mortgage Trust 2015-			1.09%, 11/10/2047(e),(i)	49,875	3,138
GC29			GS Mortgage Securities Trust 2015-GC34
3.19%, 04/10/2048(e)	3,000	3,117	3.51%, 10/10/2048(e)	1,482	1,572
4.15%, 04/10/2048(e)	2,000	1,975	JP Morgan Chase Commercial Mortgage
Citigroup Commercial Mortgage Trust 2015-			Securities Corp
GC35			1.83%, 12/15/2047(e),(i)	20,822	1,356
3.82%, 11/10/2048	1,000	1,085	3.35%, 12/15/2047(e),(f)	2,000	2,066
Citigroup Commercial Mortgage Trust 2016-			JP Morgan Chase Commercial Mortgage
GC37			Securities Trust 2005-CIBC12
3.58%, 04/10/2049(e)	1,750	1,807	5.38%, 09/12/2037(e)	245	62
COMM 2010-RR1			JP Morgan Chase Commercial Mortgage
5.54%, 12/11/2049(e),(f)	900	911	Securities Trust 2006-CIBC17
COMM 2012-CCRE5 Mortgage Trust			5.46%, 12/12/2043	5,000	4,996
3.22%, 12/10/2045(f)	2,000	2,068	JP Morgan Chase Commercial Mortgage
COMM 2013-CCRE11 Mortgage Trust			Securities Trust 2006-LDP9
1.16%, 10/10/2046(e),(i)	58,904	3,266	5.34%, 05/15/2047	43	43
4.72%, 10/10/2046	5,000	5,576	JP Morgan Chase Commercial Mortgage
COMM 2013-CCRE6 Mortgage Trust			Securities Trust 2007-C1
4.17%, 03/10/2046(e),(f)	500	441	5.98%, 02/15/2051(e)	10,000	10,085
COMM 2013-CCRE8 Mortgage Trust			JP Morgan Chase Commercial Mortgage
3.96%, 06/10/2046(e),(f)	3,000	3,161	Securities Trust 2010-C1
COMM 2013-LC6 Mortgage Trust			5.95%, 06/15/2043(f)	2,585	2,783
4.28%, 01/10/2046(e),(f)	1,470	1,372

See accompanying notes.

Schedule of Investments
Core Plus Bond Fund
October 31, 2016

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)		Value (000's)
Commercial Mortgage Backed Securities (continued)			Commercial Mortgage Backed Securities (continued)
JP Morgan Chase Commercial Mortgage			Morgan Stanley Bank of America Merrill
Securities Trust 2011-C5			Lynch Trust 2016-C30
5.39%, 08/15/2046(e),(f)	$800	$871	3.17%, 09/15/2049(e)		$1,571	$1,583
JP Morgan Chase Commercial Mortgage			Morgan Stanley Capital I Trust 2007-IQ13
Securities Trust 2013-C16			5.36%, 03/15/2044(e)		514	516
1.13%, 12/15/2046(e),(i)	11,636	578	Morgan Stanley Capital I Trust 2016-UBS9
JP Morgan Chase Commercial Mortgage			3.59%, 03/15/2049(e)		1,500	1,604
Securities Trust 2016-JP3			MSBAM Commercial Mortgage Securities
3.14%, 08/15/2049(e)	3,000	3,017	Trust 2012-CKSV
JPMBB Commercial Mortgage Securities			1.12%, 10/15/2030(e),(f),(i)		22,903	1,249
Trust 2013-C15			UBS Commercial Mortgage Trust 2012-C1
1.35%, 11/15/2045(e),(i)	39,605	2,037	3.40%, 05/10/2045(e)		496	525
JPMBB Commercial Mortgage Securities			UBS-Barclays Commercial Mortgage Trust
Trust 2014-C18			2012-C3
4.81%, 02/15/2047(e)	1,000	1,112	3.09%, 08/10/2049(e)		1,210	1,264
4.81%, 02/15/2047(e)	2,700	2,795	4.96%, 08/10/2049(e),(f)		1,500	1,607
JPMBB Commercial Mortgage Securities			UBS-Barclays Commercial Mortgage Trust
Trust 2014-C19			2012-C4
1.20%, 04/15/2047(e),(i)	46,101	1,770	1.77%, 12/10/2045(e),(f),(i)		19,464	1,462
JPMBB Commercial Mortgage Securities			3.32%, 12/10/2045(e),(f)		2,300	2,378
Trust 2014-C24			UBS-Barclays Commercial Mortgage Trust
1.07%, 11/15/2047(e),(i)	9,408	493	2013-C5
3.93%, 11/15/2047(e),(f)	1,000	776	3.18%, 03/10/2046(e)		1,580	1,651
4.43%, 11/15/2047(e)	4,350	4,431	4.09%, 03/10/2046(e),(f)		1,090	1,004
JPMBB Commercial Mortgage Securities			Wachovia Bank Commercial Mortgage Trust
Trust 2015-C28			Series 2007-C30
3.99%, 10/15/2048(e)	7,000	6,883	0.73%, 12/15/2043(e),(f)		1,350	1,329
JPMBB Commercial Mortgage Securities			Wachovia Bank Commercial Mortgage Trust
Trust 2015-C31			Series 2007-C34
1.02%, 08/15/2048(e),(i)	42,883	2,611	5.68%, 05/15/2046(e)		236	239
LB-UBS Commercial Mortgage Trust 2005-			Wells Fargo Commercial Mortgage Trust
C3			2015-NXS3
0.82%, 07/15/2040(e),(f),(i)	2,563	57	4.49%, 09/15/2057(e)		1,400	1,445
LB-UBS Commercial Mortgage Trust 2007-			Wells Fargo Commercial Mortgage Trust
C1			2016-C36
0.30%, 02/15/2040(e),(i)	6,859	4	3.07%, 11/15/2059(e),(h)		750	766
LB-UBS Commercial Mortgage Trust 2007-			WFRBS Commercial Mortgage Trust 2012-
C2			C8
5.43%, 02/15/2040	977	983	3.00%, 08/15/2045		2,500	2,621
LB-UBS Commercial Mortgage Trust 2007-			WFRBS Commercial Mortgage Trust 2013-
C6			C12
6.11%, 07/15/2040	7,850	8,053	1.38%, 03/15/2048(e),(f),(i)		56,031	3,240
ML-CFC Commercial Mortgage Trust 2006-			WFRBS Commercial Mortgage Trust 2014-
4			C22
5.20%, 12/12/2049	54	54	4.07%, 09/15/2057		5,000	5,408
Morgan Stanley Bank of America Merrill			4.37%, 09/15/2057(e)		2,000	2,126
Lynch Trust 2013-C11			WFRBS Commercial Mortgage Trust 2014-
0.55%, 08/15/2046(e),(i)	26,400	464	C23
Morgan Stanley Bank of America Merrill			0.69%, 10/15/2057(e),(i)		54,034	1,973
Lynch Trust 2013-C9						$230,689
3.46%, 05/15/2046	1,781	1,847	Commercial Services - 0.04%
Morgan Stanley Bank of America Merrill			Ahern Rentals Inc
Lynch Trust 2014-C15			7.38%, 05/15/2023(f)		760	498
1.17%, 04/15/2047(e),(i)	54,681	3,063	DP World Ltd
4.05%, 04/15/2047	3,000	3,292	6.85%, 07/02/2037		190	216
Morgan Stanley Bank of America Merrill			Moody's Corp
Lynch Trust 2014-C16			1.75%, 03/09/2027	EUR	100	115
1.20%, 06/15/2047(e),(i)	25,297	1,459	TMS International Corp
4.76%, 06/15/2047(e)	4,250	4,486	7.63%, 10/15/2021(f)		$1,135	936
Morgan Stanley Bank of America Merrill						$1,765
Lynch Trust 2014-C18			Computers - 0.88%
4.44%, 10/15/2047(e)	3,250	3,531
			Apple Inc
Morgan Stanley Bank of America Merrill			1.01%, 05/03/2018(e)		5,473	5,486
Lynch Trust 2015-C20			1.09%, 05/06/2019(e)		2,700	2,707
3.61%, 02/15/2048(e)	2,000	2,078
			2.85%, 02/23/2023		1,845	1,914
4.16%, 02/15/2048(e)	1,975	2,072
			3.45%, 02/09/2045		2,035	1,880
Morgan Stanley Bank of America Merrill			4.65%, 02/23/2046		3,445	3,797
Lynch Trust 2015-C25			Compiler Finance Sub Inc
3.64%, 10/15/2048	2,500	2,674	7.00%, 05/01/2021(f)		515	239
Morgan Stanley Bank of America Merrill			Dell Inc
Lynch Trust 2015-C26			5.65%, 04/15/2018		365	377
3.89%, 10/15/2048	3,000	3,226

See accompanying notes.

Schedule of Investments
Core Plus Bond Fund
October 31, 2016

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)			BONDS (continued)	Amount (000's) Value (000's)
Computers (continued)				Diversified Financial Services (continued)
Diamond 1 Finance Corp / Diamond 2 Finance				Doric Nimrod Air Finance Alpha Ltd 2012-1
Corp				Class B Pass Through Trust
3.48%, 06/01/2019(f)		$950	$975	6.50%, 05/30/2021(f)		$989	$1,029
4.42%, 06/15/2021(f)		3,230	3,378	FBM Finance Inc
5.88%, 06/15/2021(f)		610	643	8.25%, 08/15/2021(f)		247	258
6.02%, 06/15/2026(f)		2,055	2,240	Fly Leasing Ltd
7.13%, 06/15/2024(f)		1,935	2,120	6.38%, 10/15/2021		2,050	2,096
Hewlett Packard Enterprise Co				GE Capital International Funding Co
2.85%, 10/05/2018(f)		1,390	1,421	Unlimited Co
4.90%, 10/15/2025(f)		825	881	2.34%, 11/15/2020		13,581	13,852
6.20%, 10/15/2035(f)		1,690	1,747	4.42%, 11/15/2035		1,714	1,870
International Business Machines Corp				ILFC E-Capital Trust II
1.19%, 02/12/2019(e)		5,550	5,577	4.25%, 12/21/2065(e),(f)		155	126
			$35,382	Intercontinental Exchange Inc
Consumer Products - 0.03%				2.75%, 12/01/2020		3,620	3,728
Spectrum Brands Inc				International Lease Finance Corp
5.75%, 07/15/2025		1,135	1,229	6.25%, 05/15/2019		2,405	2,600
				Mastercard Inc
Credit Card Asset Backed Securities - 0.96%				1.10%, 12/01/2022	EUR	250	284
Barclays Dryrock Issuance Trust				National Rural Utilities Cooperative Finance
0.89%, 12/16/2019(e)		6,151	6,154	Corp
0.92%, 09/15/2020(e)		10,000	10,016	1.07%, 05/12/2017(e)		$4,200	4,205
1.48%, 09/15/2020		2,250	2,256	4.75%, 04/30/2043(e)		855	873
Cabela's Credit Card Master Note Trust				Navient Corp
0.88%, 03/16/2020(e)		5,832	5,832	5.00%, 10/26/2020		135	133
Chase Issuance Trust				5.50%, 01/15/2019		215	219
0.78%, 04/15/2019(e)		7,183	7,180	5.88%, 03/25/2021		765	766
0.99%, 04/15/2019(e)		2,150	2,149	6.13%, 03/25/2024		1,025	938
Synchrony Credit Card Master Note Trust				6.63%, 07/26/2021		600	605
2014-1				7.25%, 09/25/2023		1,065	1,061
1.61%, 11/15/2020		4,175	4,191	OneMain Financial Holdings LLC
World Financial Network Credit Card Master				7.25%, 12/15/2021(f)		965	999
Trust				Peachtree Corners Funding Trust
1.26%, 03/15/2021		785	785	3.98%, 02/15/2025(f)		2,685	2,695
			$38,563	Springleaf Finance Corp
Distribution & Wholesale - 0.10%				5.25%, 12/15/2019		2,000	2,008
American Builders & Contractors Supply Co				6.90%, 12/15/2017		135	141
Inc				SUAM Finance BV
5.75%, 12/15/2023(f)		570	594	4.88%, 04/17/2024(f)		625	659
Global Partners LP / GLP Finance Corp				Visa Inc
7.00%, 06/15/2023		975	931	2.20%, 12/14/2020		1,155	1,178
HD Supply Inc				3.15%, 12/14/2025		8,420	8,783
5.25%, 12/15/2021(f)		645	685				$66,556
5.75%, 04/15/2024(f)		340	357	Electric - 3.05%
Rexel SA				Abu Dhabi National Energy Co PJSC
5.25%, 06/15/2020(f)		415	429	4.38%, 06/22/2026(f)		675	706
WW Grainger Inc				Adani Transmission Ltd
4.60%, 06/15/2045		980	1,116	4.00%, 08/03/2026(f)		750	747
			$4,112	Alabama Power Co
Diversified Financial Services - 1.66%				3.85%, 12/01/2042		850	861
AerCap Ireland Capital Ltd / AerCap Global				CMS Energy Corp
Aviation Trust				3.00%, 05/15/2026		1,885	1,901
4.63%, 10/30/2020		755	795	4.70%, 03/31/2043		910	1,011
Aircastle Ltd				4.88%, 03/01/2044		1,835	2,120
5.00%, 04/01/2023		415	430	Commonwealth Edison Co
5.13%, 03/15/2021		2,320	2,462	3.70%, 03/01/2045		690	696
5.50%, 02/15/2022		530	568	3.80%, 10/01/2042		2,170	2,217
6.75%, 04/15/2017		380	388	4.35%, 11/15/2045		1,660	1,832
Ally Financial Inc				Consolidated Edison Co of New York Inc
3.25%, 11/05/2018		830	830	4.50%, 12/01/2045		2,900	3,236
4.25%, 04/15/2021		70	71	4.63%, 12/01/2054		1,940	2,171
4.75%, 09/10/2018		220	226	Dominion Resources Inc/VA
5.75%, 11/20/2025		1,410	1,443	3.90%, 10/01/2025		1,670	1,780
Blackstone Holdings Finance Co LLC				DTE Energy Co
2.00%, 05/19/2025	EUR	250	292	6.38%, 04/15/2033		4,795	6,102
BOC Aviation Ltd				Duke Energy Corp
2.38%, 09/15/2021(f)		$2,000	1,972	2.65%, 09/01/2026		3,540	3,445
CIT Group Inc				3.75%, 04/15/2024		1,500	1,592
3.88%, 02/19/2019		3,795	3,853	3.75%, 09/01/2046		3,095	2,929
Credit Acceptance Corp				Dynegy Inc
6.13%, 02/15/2021		1,185	1,191	6.75%, 11/01/2019		715	724
7.38%, 03/15/2023		900	929	7.38%, 11/01/2022		1,385	1,336
				8.00%, 01/15/2025(f)		220	212

See accompanying notes.

Schedule of Investments
Core Plus Bond Fund
October 31, 2016

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)			BONDS (continued)	Amount (000's) Value (000's)
Electric (continued)				Electric (continued)
Edison International				Southern California Edison Co
3.75%, 09/15/2017		$1,420	$1,449	3.60%, 02/01/2045		$2,805	$2,837
Electricite de France SA				4.05%, 03/15/2042		1,610	1,733
2.15%, 01/22/2019(f)		70	71	Southern Co/The
2.35%, 10/13/2020(f)		3,960	4,024	2.95%, 07/01/2023		2,035	2,092
3.63%, 10/13/2025(f)		3,205	3,313	4.40%, 07/01/2046		2,430	2,566
4.25%, 12/29/2049(d),(e)	EUR	500	565	Southern Power Co
4.63%, 09/11/2024		250	355	1.85%, 06/20/2026	EUR	550	626
4.95%, 10/13/2045(f)		$1,515	1,614	Virginia Electric & Power Co
5.50%, 10/17/2041	GBP	100	161	4.45%, 02/15/2044		$1,560	1,742
5.63%, 12/29/2049(d),(e),(f)		$4,365	4,321	4.65%, 08/15/2043		1,620	1,864
6.00%, 12/29/2049(d),(e)	GBP	100	122	Western Power Distribution West Midlands
6.25%, 05/30/2028		50	82	PLC
Elwood Energy LLC				5.75%, 04/16/2032	GBP	100	170
8.16%, 07/05/2026		$630	705	Wisconsin Electric Power Co
Emera US Finance LP				4.30%, 12/15/2045		$1,495	1,647
2.70%, 06/15/2021(f)		2,540	2,585	Xcel Energy Inc
Enel Finance International NV				3.30%, 06/01/2025		2,535	2,640
1.38%, 06/01/2026	EUR	200	225				$122,593
5.75%, 09/14/2040	GBP	50	81	Electronics - 0.08%
Eskom Holdings SOC Ltd				Fortive Corp
7.13%, 02/11/2025(f)		$525	543	2.35%, 06/15/2021(f)		215	216
Exelon Corp				Honeywell International Inc
2.85%, 06/15/2020		4,560	4,693	2.25%, 02/22/2028	EUR	325	402
4.45%, 04/15/2046		490	510	Keysight Technologies Inc
5.10%, 06/15/2045		1,480	1,674	3.30%, 10/30/2019		$1,470	1,514
Fortis Inc/Canada				Sanmina Corp
2.10%, 10/04/2021(f)		2,470	2,450	4.38%, 06/01/2019(f)		255	266
3.06%, 10/04/2026(f)		6,055	5,958	Tyco Electronics Group SA
Iberdrola International BV				1.10%, 03/01/2023	EUR	500	559
3.50%, 02/01/2021	EUR	100	125	2.38%, 12/17/2018		$150	152
Indiantown Cogeneration LP				7.13%, 10/01/2037		105	144
9.77%, 12/15/2020		$586	633				$3,253
Interstate Power & Light Co				Engineering & Construction - 0.07%
3.70%, 09/15/2046		1,125	1,103	Mexico City Airport Trust
ITC Holdings Corp				5.50%, 10/31/2046(f)		200	195
3.25%, 06/30/2026		1,065	1,074	SBA Tower Trust
Kentucky Utilities Co				2.90%, 10/15/2044(f)		2,700	2,746
3.30%, 10/01/2025		3,105	3,293				$2,941
Listrindo Capital BV				Entertainment - 0.33%
4.95%, 09/14/2026(f)		825	833
				AMC Entertainment Holdings Inc
Louisville Gas & Electric Co				5.88%, 11/15/2026(f),(h)		510	512
3.30%, 10/01/2025		1,545	1,632	Carmike Cinemas Inc
MidAmerican Energy Co				6.00%, 06/15/2023(f)		720	769
4.25%, 05/01/2046		1,030	1,140	CCM Merger Inc
Mirant Mid-Atlantic Series B Pass Through				9.13%, 05/01/2019(f)		2,640	2,759
Trust				Cinemark USA Inc
9.13%, 06/30/2017		199	163	4.88%, 06/01/2023		1,755	1,757
Mirant Mid-Atlantic Series C Pass Through				Eldorado Resorts Inc
Trust				7.00%, 08/01/2023		1,175	1,249
10.06%, 12/30/2028		1,203	951	GLP Capital LP / GLP Financing II Inc
NRG Energy Inc				4.38%, 04/15/2021		425	447
6.25%, 05/01/2024		835	810	5.38%, 04/15/2026		995	1,057
7.25%, 05/15/2026(f)		620	610
				LG FinanceCo Corp
Oncor Electric Delivery Co LLC				5.88%, 11/01/2024(f)		890	898
2.15%, 06/01/2019		4,630	4,684	Lions Gate Entertainment Corp
5.25%, 09/30/2040		950	1,164	5.25%, 08/01/2018		265	278
Pacific Gas & Electric Co				National CineMedia LLC
4.45%, 04/15/2042		30	33	5.75%, 08/15/2026(f)		680	700
PacifiCorp				Pinnacle Entertainment Inc
2.95%, 06/01/2023		2,466	2,564	5.63%, 05/01/2024(f)		865	872
3.85%, 06/15/2021		1,137	1,235	WMG Acquisition Corp
PPL Electric Utilities Corp				4.88%, 11/01/2024(f)		305	304
3.00%, 09/15/2021		465	491	5.00%, 08/01/2023(f)		575	582
4.75%, 07/15/2043		1,375	1,599	6.75%, 04/15/2022(f)		825	872
PPL WEM Ltd / Western Power Distribution							$13,056
Ltd
5.38%, 05/01/2021(f)		5,140	5,670	Environmental Control - 0.04%
				Clean Harbors Inc
Public Service Electric & Gas Co				5.13%, 06/01/2021		320	328
3.65%, 09/01/2042		365	368	Republic Services Inc
Puget Energy Inc				3.80%, 05/15/2018		1,215	1,258
6.00%, 09/01/2021		2,935	3,382
							$1,586

See accompanying notes.

Schedule of Investments
Core Plus Bond Fund
October 31, 2016

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Food- 0.91%			Healthcare - Products (continued)
Arcor SAIC			Kinetic Concepts Inc / KCI USA Inc
6.00%, 07/06/2023(f)	$865	$917	7.88%, 02/15/2021(f)	$860	$927
BI-LO LLC / BI-LO Finance Corp			9.63%, 10/01/2021(f)	785	759
9.25%, 02/15/2019(f)	1,110	963	Mallinckrodt International Finance SA /
BRF GmbH			Mallinckrodt CB LLC
4.35%, 09/29/2026(f)	1,025	991	4.88%, 04/15/2020(f)	330	331
Cencosud SA			5.63%, 10/15/2023(f)	1,810	1,701
5.50%, 01/20/2021(f)	350	379	Medtronic Inc
5.50%, 01/20/2021	2,100	2,275	2.50%, 03/15/2020	2,160	2,217
Gruma SAB de CV			3.50%, 03/15/2025	256	272
4.88%, 12/01/2024(f)	1,375	1,492	4.38%, 03/15/2035	3,885	4,262
Grupo Bimbo SAB de CV			4.63%, 03/15/2045	6,330	7,162
4.88%, 06/27/2044(f)	925	900	St Jude Medical Inc
Ingles Markets Inc			4.75%, 04/15/2043	2,870	3,011
5.75%, 06/15/2023	1,305	1,351	Teleflex Inc
JBS USA LUX SA / JBS USA Finance Inc			4.88%, 06/01/2026	515	528
5.75%, 06/15/2025(f)	915	897	Universal Hospital Services Inc
7.25%, 06/01/2021(f)	380	389	7.63%, 08/15/2020	1,530	1,469
Kraft Heinz Foods Co			Zimmer Biomet Holdings Inc
2.80%, 07/02/2020	6,475	6,662	2.00%, 04/01/2018	4,340	4,361
3.00%, 06/01/2026	95	94	2.70%, 04/01/2020	10,765	10,947
4.38%, 06/01/2046	7,325	7,429	3.15%, 04/01/2022	1,285	1,320
5.00%, 07/15/2035	1,155	1,298	3.55%, 04/01/2025	1,910	1,943
5.20%, 07/15/2045	980	1,099	4.25%, 08/15/2035	325	323
Post Holdings Inc			4.45%, 08/15/2045	1,075	1,060
5.00%, 08/15/2026(f)	1,265	1,227			$46,872
7.75%, 03/15/2024(f)	475	525	Healthcare - Services - 1.52%
Smithfield Foods Inc			Aetna Inc
5.25%, 08/01/2018(f)	417	420	2.40%, 06/15/2021	4,850	4,894
5.88%, 08/01/2021(f)	1,425	1,485	2.75%, 11/15/2022	400	407
TreeHouse Foods Inc			2.80%, 06/15/2023	6,020	6,100
6.00%, 02/15/2024(f)	965	1,036	3.20%, 06/15/2026	5,825	5,846
Wm Wrigley Jr Co			4.25%, 06/15/2036	2,400	2,435
2.40%, 10/21/2018(f)	1,650	1,675	4.38%, 06/15/2046	1,385	1,405
3.38%, 10/21/2020(f)	2,745	2,880	Anthem Inc
		$36,384	3.13%, 05/15/2022	865	893
Forest Products & Paper - 0.15%			4.35%, 08/15/2020	30	32
Domtar Corp			4.63%, 05/15/2042	1,485	1,551
6.25%, 09/01/2042	2,155	2,237	Centene Corp
International Paper Co			4.75%, 05/15/2022	2,175	2,208
3.00%, 02/15/2027	1,870	1,845	4.75%, 01/15/2025(h)	430	428
Resolute Forest Products Inc			5.63%, 02/15/2021	470	493
5.88%, 05/15/2023	955	809	5.75%, 06/01/2017	4,580	4,660
Sappi Papier Holding GmbH			6.13%, 02/15/2024	655	698
7.50%, 06/15/2032(f)	630	595	Cigna Corp
Tembec Industries Inc			4.00%, 02/15/2022	1,875	2,009
9.00%, 12/15/2019(f)	805	640	4.38%, 12/15/2020	2,530	2,735
		$6,126	Fresenius Medical Care US Finance II Inc
Gas- 0.21%			4.75%, 10/15/2024(f)	1,180	1,230
Dominion Gas Holdings LLC			5.88%, 01/31/2022(f)	985	1,116
2.80%, 11/15/2020	3,645	3,755	6.50%, 09/15/2018(f)	330	356
Nakilat Inc			HCA Holdings Inc
6.07%, 12/31/2033	350	420	6.25%, 02/15/2021	925	998
NGL Energy Partners LP / NGL Energy			HCA Inc
Finance Corp			4.50%, 02/15/2027	315	311
6.88%, 10/15/2021	645	635	4.75%, 05/01/2023	2,685	2,796
7.50%, 11/01/2023(f)	895	897	5.00%, 03/15/2024	1,045	1,088
Talent Yield Investments Ltd			5.25%, 04/15/2025	1,500	1,571
4.50%, 04/25/2022(f)	1,500	1,629	5.88%, 03/15/2022	580	638
Washington Gas Light Co			Humana Inc
3.80%, 09/15/2046	1,080	1,079	4.63%, 12/01/2042	214	218
		$8,415	4.95%, 10/01/2044	198	214
Healthcare - Products - 1.17%			IASIS Healthcare LLC / IASIS Capital Corp
ConvaTec Finance International SA			8.38%, 05/15/2019	1,290	1,229
8.25%, PIK 9.00%, 01/15/2019(f),(g)	1,850	1,850	Molina Healthcare Inc
ConvaTec Healthcare E SA			5.38%, 11/15/2022	1,000	1,041
10.50%, 12/15/2018 (f)	400	404	MPH Acquisition Holdings LLC
DJO Finco Inc / DJO Finance LLC / DJO			7.13%, 06/01/2024(f)	1,730	1,851
Finance Corp			Tenet Healthcare Corp
8.13%, 06/15/2021(f)	1,360	1,248	6.00%, 10/01/2020	155	163
Hill-Rom Holdings Inc			UnitedHealth Group Inc
5.75%, 09/01/2023(e),(f)	740	777	1.90%, 07/16/2018	2,425	2,446
			4.63%, 07/15/2035	4,780	5,452

See accompanying notes.

Schedule of Investments
Core Plus Bond Fund
October 31, 2016

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)			BONDS (continued)	Amount (000's) Value (000's)
Healthcare - Services (continued)				Insurance (continued)
UnitedHealth Group Inc	(continued)			Prudential Financial Inc
4.75%, 07/15/2045		$135	$156	5.38%, 05/15/2045(e)	$3,175	$3,300
WellCare Health Plans Inc				TIAA Asset Management Finance Co LLC
5.75%, 11/15/2020		1,180	1,215	2.95%, 11/01/2019(f)	6,675	6,865
			$60,883	Travelers Cos Inc/The
Holding Companies - Diversified - 0.03%				3.75%, 05/15/2046	2,465	2,513
KOC Holding AS				Voya Financial Inc
5.25%, 03/15/2023(f)		1,050	1,073	5.65%, 05/15/2053(e)	4,890	4,866
				XLIT Ltd
Home Builders - 0.25%				4.45%, 03/31/2025	8,760	8,902
Beazer Homes USA Inc				5.50%, 03/31/2045	5,270	5,094
8.75%, 03/15/2022(f)		875	930			$67,222
CalAtlantic Group Inc				Internet - 0.19%
5.88%, 11/15/2024		520	555	Alibaba Group Holding Ltd
KB Home				3.13%, 11/28/2021	3,200	3,306
4.75%, 05/15/2019		390	399	Netflix Inc
Lennar Corp				4.38%, 11/15/2026(f)	995	979
4.13%, 12/01/2018		1,725	1,772	5.38%, 02/01/2021	200	217
4.50%, 11/15/2019		675	711	Tencent Holdings Ltd
4.75%, 11/15/2022(e)		1,265	1,316	3.80%, 02/11/2025(f)	650	687
4.88%, 12/15/2023		340	347	Zayo Group LLC / Zayo Capital Inc
TRI Pointe Group Inc				6.00%, 04/01/2023	2,115	2,226
4.88%, 07/01/2021		150	154			$7,415
WCI Communities Inc				Investment Companies - 0.01%
6.88%, 08/15/2021		2,105	2,221	GrupoSura Finance SA
Woodside Homes Co LLC / Woodside Homes				5.50%, 04/29/2026(f)	475	503
Finance Inc
6.75%, 12/15/2021(f)		1,725	1,673	Iron & Steel - 0.37%
			$10,078	AK Steel Corp
Home Equity Asset Backed Securities - 0.03%				7.50%, 07/15/2023	475	512
First NLC Trust 2005-1				7.63%, 05/15/2020	1,170	1,176
1.02%, 05/25/2035(e)		288	227	ArcelorMittal
JP Morgan Mortgage Acquisition Trust 2006-				6.50%, 03/01/2021(e)	1,940	2,129
CW2				8.00%, 10/15/2039(e)	1,905	2,048
0.68%, 08/25/2036(e)		656	633	BlueScope Steel Finance Ltd / BlueScope
New Century Home Equity Loan Trust 2005-				Steel Finance USA LLC
1				6.50%, 05/15/2021(f)	415	438
1.11%, 03/25/2035(e)		85	85	Commercial Metals Co
Saxon Asset Securities Trust 2004-1				4.88%, 05/15/2023	2,785	2,757
2.23%, 03/25/2035(e)		282	127	7.35%, 08/15/2018	740	795
Specialty Underwriting & Residential Finance				Signode Industrial Group Lux SA/Signode
Trust Series 2004-BC1				Industrial Group US Inc
1.30%, 02/25/2035(e)		303	283	6.38%, 05/01/2022(f)	2,675	2,702
			$1,355	Vale Overseas Ltd
Housewares - 0.04%				5.88%, 06/10/2021	1,865	1,989
Newell Brands Inc				6.25%, 08/10/2026	375	402
3.15%, 04/01/2021		665	693			$14,948
3.85%, 04/01/2023		900	955	Leisure Products & Services - 0.03%
			$1,648	NCL Corp Ltd
Insurance - 1.67%				4.63%, 11/15/2020(f)	1,325	1,342
Aegon NV
4.00%, 04/25/2044(e)	EUR	250	267	Lodging - 0.13%
American International Group Inc				Boyd Gaming Corp
1.50%, 06/08/2023		300	338	6.88%, 05/15/2023	515	551
3.30%, 03/01/2021		$3,360	3,513	MGM Resorts International
3.38%, 08/15/2020		4,605	4,839	6.00%, 03/15/2023	705	763
3.88%, 01/15/2035		4,400	4,274	6.63%, 12/15/2021	545	609
5.00%, 04/26/2023	GBP	150	208	8.63%, 02/01/2019	190	213
Chubb INA Holdings Inc				Wyndham Worldwide Corp
2.30%, 11/03/2020		$6,575	6,709	2.50%, 03/01/2018	2,920	2,947
3.35%, 05/03/2026		5,280	5,550			$5,083
CNO Financial Group Inc				Machinery - Construction & Mining - 0.01%
4.50%, 05/30/2020		350	359	Vander Intermediate Holding II Corp
Liberty Mutual Group Inc				9.75%, PIK 10.50%, 02/01/2019 (f),(g)	1,046	549
7.00%, 03/07/2067(e),(f)		2,760	2,401
Markel Corp				Machinery - Diversified - 0.03%
5.00%, 04/05/2046		3,655	3,871	Cloud Crane LLC
Metropolitan Life Global Funding I				10.13%, 08/01/2024 (f)	890	928
3.50%, 09/30/2026	GBP	100	133	CNH Industrial Capital LLC
Pricoa Global Funding I				3.88%, 07/16/2018	80	81
2.20%, 05/16/2019(f)		$3,170	3,220	4.88%, 04/01/2021	330	342
						$1,351

See accompanying notes.

Schedule of Investments
Core Plus Bond Fund
October 31, 2016

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)			BONDS (continued)	Amount (000's) Value (000's)
Media- 2.50%				Media (continued)
21st Century Fox America Inc				Time Warner Inc (continued)
4.75%, 09/15/2044		$1,370	$1,455	6.25%, 03/29/2041	$2,456	$3,003
5.40%, 10/01/2043		2,205	2,531	Unitymedia GmbH
6.15%, 02/15/2041		2,535	3,147	6.13%, 01/15/2025(f)	895	933
Altice Financing SA				Unitymedia Hessen GmbH & Co KG /
6.50%, 01/15/2022(f)		240	251	Unitymedia NRW GmbH
6.63%, 02/15/2023(f)		870	896	5.50%, 01/15/2023(f)	1,275	1,321
Altice Finco SA				Univision Communications Inc
7.63%, 02/15/2025(f)		905	896	8.50%, 05/15/2021(f)	543	560
8.13%, 01/15/2024(f)		520	533	UPCB Finance IV Ltd
Altice Luxembourg SA				5.38%, 01/15/2025(f)	602	611
7.75%, 05/15/2022(f)		1,060	1,107	Viacom Inc
Altice US Finance I Corp				4.85%, 12/15/2034	3,470	3,528
5.50%, 05/15/2026(f)		400	408	5.85%, 09/01/2043	535	600
CBS Corp				Virgin Media Finance PLC
5.75%, 04/15/2020		810	908	5.75%, 01/15/2025(f)	600	594
CCO Holdings LLC / CCO Holdings Capital				6.00%, 10/15/2024(f)	405	411
Corp				Virgin Media Secured Finance PLC
5.13%, 05/01/2023(f)		4,820	4,977	5.25%, 01/15/2026(f)	380	376
5.75%, 02/15/2026(f)		180	188	VTR Finance BV
Charter Communications Operating LLC /				6.88%, 01/15/2024(f)	355	371
Charter Communications Operating Capital				Walt Disney Co/The
4.46%, 07/23/2022(f)		434	462	1.85%, 07/30/2026	1,245	1,165
4.91%, 07/23/2025(f)		4,400	4,746	2.30%, 02/12/2021	750	768
6.38%, 10/23/2035(f)		2,595	2,991	WideOpenWest Finance LLC /
6.48%, 10/23/2045(f)		3,210	3,762	WideOpenWest Capital Corp
6.83%, 10/23/2055(f)		2,395	2,856	13.38%, 10/15/2019	427	457
Comcast Corp				10.25%, 07/15/2019 (c)	1,395	1,465
2.35%, 01/15/2027		2,120	2,048	Ziggo Bond Finance BV
2.75%, 03/01/2023		4,180	4,295	6.00%, 01/15/2027(f)	925	908
3.15%, 03/01/2026		3,310	3,431	Ziggo Secured Finance BV
3.38%, 02/15/2025		4,600	4,834	5.50%, 01/15/2027(f)	1,105	1,091
4.20%, 08/15/2034		510	547			$100,457
4.60%, 08/15/2045		325	361	Metal Fabrication & Hardware - 0.04%
5.50%, 11/23/2029	GBP	125	205	Wise Metals Intermediate Holdings LLC/Wise
6.40%, 03/01/2040		$1,975	2,697	Holdings Finance Corp
CSC Holdings LLC				9.75%, PIK 10.50%, 06/15/2019 (f),(g)	1,531	1,482
5.50%, 04/15/2027(f)		400	406
6.63%, 10/15/2025(f)		445	482	Mining - 0.53%
8.63%, 02/15/2019		185	205	Alcoa Nederland Holding BV
10.13%, 01/15/2023 (f)		1,250	1,409	6.75%, 09/30/2024(f)	485	502
DISH DBS Corp				7.00%, 09/30/2026(f)	750	772
4.25%, 04/01/2018		710	727	Aleris International Inc
5.88%, 07/15/2022		1,890	1,951	9.50%, 04/01/2021(f)	225	242
5.88%, 11/15/2024		760	765	Barrick Gold Corp
6.75%, 06/01/2021		2,280	2,450	4.10%, 05/01/2023	5,430	5,837
7.75%, 07/01/2026		600	659	Barrick North America Finance LLC
7.88%, 09/01/2019		1,517	1,691	4.40%, 05/30/2021	2,881	3,147
Myriad International Holdings BV				5.75%, 05/01/2043	1,145	1,336
5.50%, 07/21/2025(f)		775	822	BHP Billiton Finance USA Ltd
NBCUniversal Enterprise Inc				2.05%, 09/30/2018	70	71
1.56%, 04/15/2018(e),(f)		5,490	5,528	First Quantum Minerals Ltd
NBCUniversal Media LLC				7.00%, 02/15/2021(f)	20	19
4.45%, 01/15/2043		1	1	7.25%, 05/15/2022(f)	630	596
RCN Telecom Services LLC / RCN Capital				FMG Resources August 2006 Pty Ltd
Corp				6.88%, 04/01/2022(f)	1,950	2,009
8.50%, 08/15/2020(f)		1,685	1,796	9.75%, 03/01/2022(f)	605	702
SFR Group SA				Freeport-McMoRan Inc
6.00%, 05/15/2022(f)		235	241	2.30%, 11/14/2017	1,065	1,054
7.38%, 05/01/2026(f)		815	823	Newmont Mining Corp
Sky PLC				4.88%, 03/15/2042	775	802
2.88%, 11/24/2020	GBP	100	130	Southern Copper Corp
Time Warner Cable LLC				6.75%, 04/16/2040	400	436
5.25%, 07/15/2042		100	136	St Barbara Ltd
5.88%, 11/15/2040		$1,780	1,949	8.88%, 04/15/2018(f)	679	705
6.75%, 07/01/2018		920	994	Taseko Mines Ltd
8.75%, 02/14/2019		1,165	1,338	7.75%, 04/15/2019	1,072	691
Time Warner Inc				Teck Resources Ltd
2.10%, 06/01/2019		1,080	1,088	3.75%, 02/01/2023	1,180	1,116
2.95%, 07/15/2026		1,015	1,001	6.25%, 07/15/2041	520	515
3.60%, 07/15/2025		90	94	8.00%, 06/01/2021(f)	360	393
3.88%, 01/15/2026		1,065	1,129	8.50%, 06/01/2024(f)	215	249
4.05%, 12/15/2023		3,670	3,948			$21,194

See accompanying notes.

Schedule of Investments
Core Plus Bond Fund
October 31, 2016

	Principal					Principal
BONDS (continued)	Amount (000's) Value (000's)			BONDS (continued)		Amount (000's) Value (000's)
Miscellaneous Manufacturers - 0.47%				Mortgage Backed Securities (continued)
Bombardier Inc				Ginnie Mae (continued)
5.50%, 09/15/2018(f)		$1,100	$1,134	3.50%, 01/20/2043(e),(i)		$6,235	$1,279
6.13%, 01/15/2023(f)		415	360	4.00%, 03/16/2039(e),(i)		4,293	534
7.50%, 03/15/2025(f)		1,620	1,450	4.00%, 09/20/2040(i)		3,738	692
General Electric Co				4.50%, 05/16/2043(e),(i)		3,286	596
4.50%, 03/11/2044		810	911	4.50%, 04/16/2044(i)		993	160
5.30%, 02/11/2021		6,800	7,723	4.52%, 09/16/2043(e),(i)		12,597	1,838
Illinois Tool Works Inc				5.00%, 10/16/2022(e),(i)		146	—
2.65%, 11/15/2026(b),(h)		1,745	1,740	5.07%, 02/20/2045(e),(i)		17,588	3,579
Ingersoll-Rand Global Holding Co Ltd				5.12%, 08/16/2045(e),(i)		17,861	2,588
2.88%, 01/15/2019		1,065	1,091	5.52%, 11/20/2040(e),(i)		4,618	898
5.75%, 06/15/2043		560	685	5.52%, 08/20/2042(e),(i)		10,347	2,187
Siemens Financieringsmaatschappij NV				5.52%, 08/20/2043(e),(i)		7,668	1,367
1.45%, 05/25/2018(f)		1,133	1,138	5.57%, 11/20/2041(e),(i)		5,116	1,109
2.75%, 09/10/2025	GBP	100	132	5.57%, 07/16/2043(e),(i)		12,617	2,437
3.75%, 09/10/2042		100	150	5.57%, 02/20/2046(e),(i)		9,665	2,349
Tyco International Finance SA				5.57%, 02/20/2046(e),(i)		21,343	4,612
5.13%, 09/14/2045		$2,110	2,420	5.57%, 06/20/2046(e),(i)		9,053	2,280
			$18,934	5.67%, 08/20/2042(e),(i)		4,833	967
Mortgage Backed Securities - 3.76%				5.67%, 09/20/2044(e),(i)		13,643	3,030
Fannie Mae REMIC Trust 2005-W2				5.67%, 11/20/2045(e),(i)		8,183	1,769
0.73%, 05/25/2035(e)		417	413	5.67%, 01/20/2046(e),(i)		12,417	3,005
Fannie Mae REMICS				5.72%, 06/20/2044(e),(i)		22,136	3,837
2.25%, 07/25/2040		196	196	5.72%, 08/16/2045(e),(i)		17,441	3,982
3.00%, 04/25/2027(i)		4,723	449	6.07%, 04/16/2040(e),(i)		14,393	3,386
3.50%, 09/25/2027(e),(i)		8,015	917	6.07%, 03/20/2042(e),(i)		12,855	2,827
3.50%, 11/25/2027(e),(i)		2,048	216	6.07%, 03/20/2042(e),(i)		5,550	1,494
3.50%, 05/25/2028(i)		3,276	324	6.12%, 12/20/2040(e),(i)		7,621	1,557
3.50%, 03/25/2031(e),(i)		5,314	533	6.12%, 04/16/2042(e),(i)		5,097	1,154
4.00%, 04/25/2043(e),(i)		904	144	JP Morgan Mortgage Trust 2016-2
5.47%, 07/25/2039(e),(i)		8,878	990	2.87%, 06/25/2046(e),(f)		8,667	8,866
5.47%, 07/25/2046(e),(i)		9,830	2,565	JP Morgan Mortgage Trust 2016-3
5.47%, 10/25/2046(e),(i)		7,105	1,922	3.50%, 10/25/2046(f)		7,785	8,017
5.52%, 01/25/2044(e),(i)		7,471	1,431	Merrill Lynch Mortgage Investors Trust Series
5.57%, 02/25/2043(e),(i)		6,834	1,329	2005	-A8
5.57%, 03/25/2043(e),(i)		11,436	2,683	0.88%, 08/25/2036(e)		144	135
5.57%, 09/25/2046(e),(i)		12,098	2,415	Sequoia Mortgage Trust 2016-3
5.57%, 09/25/2046(e),(i)		7,889	1,635	3.50%, 11/25/2046(e),(f)		4,275	4,405
5.57%, 09/25/2046(e),(i)		15,016	3,025	Wells Fargo Mortgage Backed Securities
5.97%, 12/25/2021(e),(i)		670	60	2005-AR16 Trust
5.97%, 03/25/2022(e),(i)		509	44	3.09%, 03/25/2035(e)		309	302
34.66%, 08/25/2035 (e),(i)		17	7				$151,072
Freddie Mac REMICS				Office & Business Equipment - 0.04%
0.98%, 06/15/2023(e)		17	17	Xerox Corp
2.00%, 02/15/2036(e)		989	997	2.95%, 03/15/2017		555	558
3.00%, 09/15/2025(e),(i)		4,166	214	6.75%, 02/01/2017		550	557
3.00%, 05/15/2027(e),(i)		8,478	536	6.75%, 12/15/2039		635	657
3.00%, 10/15/2027(e),(i)		1,281	115				$1,772
3.00%, 02/15/2029(e),(i)		8,640	782	Oil & Gas - 2.31%
3.50%, 02/15/2028(i)		5,601	533	Anadarko Petroleum Corp
3.50%, 01/15/2040(e),(i)		5,399	699	3.45%, 07/15/2024		2,985	2,965
3.50%, 03/15/2041(i)		7,115	907	4.50%, 07/15/2044		5	5
4.00%, 04/15/2025(e),(i)		5,468	319	5.55%, 03/15/2026		3,610	4,104
5.52%, 04/15/2040(e),(i)		18,315	3,675	6.60%, 03/15/2046		2,675	3,306
6.12%, 05/15/2026(e),(i)		4,096	553	Apache Corp
6.22%, 09/15/2034(e),(i)		768	77	4.25%, 01/15/2044		20	20
Freddie Mac Structured Agency Credit Risk				4.75%, 04/15/2043		2,395	2,501
Debt Notes				Baytex Energy Corp
1.43%, 10/25/2027(e)		12,011	12,029	5.13%, 06/01/2021(f)		370	312
1.68%, 12/25/2027(e)		544	544	BP Capital Markets PLC
1.73%, 11/25/2028(e)		7,447	7,457	1.35%, 05/10/2019(e)		6,585	6,590
1.78%, 03/25/2028(e)		646	646	3.02%, 01/16/2027		2,340	2,346
1.88%, 04/25/2028(e)		1,565	1,566	Carrizo Oil & Gas Inc
1.98%, 09/25/2024(e)		5,485	5,506	6.25%, 04/15/2023		145	149
2.93%, 08/25/2024(e)		6,219	6,238	7.50%, 09/15/2020		2,907	3,020
2.93%, 01/25/2025(e)		890	894	Chaparral Energy Inc
Ginnie Mae				0.00%, 10/01/2020(a)		550	429
1.75%, 10/16/2037		547	548	0.00%, 11/15/2022(a)		1,456	1,128
3.00%, 03/20/2039(i)		21,668	1,306	Chesapeake Energy Corp
3.50%, 02/20/2040(e),(i)		4,483	581	8.00%, 12/15/2022(f)		1,356	1,375
3.50%, 02/20/2041(e),(i)		11,988	1,788	CNOOC Finance 2013 Ltd
3.50%, 04/20/2042(e),(i)		10,096	1,350	3.00%, 05/09/2023		850	849
3.50%, 10/20/2042(e),(i)		15,920	2,659

See accompanying notes.

Schedule of Investments
Core Plus Bond Fund
October 31, 2016

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)			BONDS (continued)	Amount (000's) Value (000's)
Oil & Gas (continued)				Oil & Gas (continued)
ConocoPhillips				Tengizchevroil Finance Co International Ltd
5.75%, 02/01/2019		$500	$541	4.00%, 08/15/2026(f)	$1,175	$1,133
Continental Resources Inc/OK				Whiting Petroleum Corp
3.80%, 06/01/2024		4,463	4,106	5.00%, 03/15/2019	1,410	1,340
4.50%, 04/15/2023		1,365	1,300	5.75%, 03/15/2021	645	598
5.00%, 09/15/2022		905	887	Woodside Finance Ltd
Denbury Resources Inc				3.70%, 09/15/2026(f)	1,860	1,854
5.50%, 05/01/2022		1,055	833	WPX Energy Inc
Devon Energy Corp				7.50%, 08/01/2020	1,250	1,317
5.00%, 06/15/2045		580	561			$92,569
Ecopetrol SA				Oil & Gas Services - 0.08%
5.88%, 05/28/2045		495	437	Archrock Partners LP / Archrock Partners
Encana Corp				Finance Corp
5.15%, 11/15/2041		1,085	995	6.00%, 10/01/2022	395	372
EP Energy LLC / Everest Acquisition Finance				PHI Inc
Inc				5.25%, 03/15/2019	755	727
6.38%, 06/15/2023		845	575	Schlumberger Investment SA
9.38%, 05/01/2020		2,220	1,743	3.30%, 09/14/2021(f)	1,155	1,220
Exxon Mobil Corp				Seventy Seven Operating LLC
2.22%, 03/01/2021		4,980	5,050	0.00%, 11/15/2019(a),(b),(c)	1,385	—
4.11%, 03/01/2046		305	329	Weatherford International Ltd
Halcon Resources Corp				8.25%, 06/15/2023	870	900
8.63%, 02/01/2020(f)		1,350	1,377			$3,219
12.00%, 02/15/2022 (f)		58	62
				Other Asset Backed Securities - 1.23%
Laredo Petroleum Inc				Chase Funding Trust Series 2003-5
5.63%, 01/15/2022		60	59	1.13%, 07/25/2033(e)	612	565
7.38%, 05/01/2022		600	618	Chase Funding Trust Series 2004-1
Marathon Petroleum Corp				0.99%, 12/25/2033(e)	23	21
4.75%, 09/15/2044		592	524	CNH Equipment Trust 2016-A
Murphy Oil Corp				1.05%, 07/15/2019(e)	11,445	11,468
6.88%, 08/15/2024		350	369	Countrywide Asset-Backed Certificates
Noble Energy Inc				2.14%, 01/25/2034(e)	8	8
3.90%, 11/15/2024		1,880	1,933	Dell Equipment Finance Trust 2015-1
5.05%, 11/15/2044		1,435	1,448	1.01%, 07/24/2017(f)	2,812	2,812
Northern Blizzard Resources Inc				Dell Equipment Finance Trust 2015-2
7.25%, 02/01/2022(f)		715	683	1.42%, 12/22/2017(e),(f)	7,287	7,300
Oasis Petroleum Inc				1.72%, 09/22/2020(e),(f)	5,200	5,214
6.50%, 11/01/2021		455	452	JP Morgan Mortgage Acquisition Trust 2007-
6.88%, 03/15/2022		290	287	CH3
6.88%, 01/15/2023		1,870	1,833	0.68%, 03/25/2037(e)	698	695
PDC Energy Inc				Kubota Credit Owner Trust 2015-1
6.13%, 09/15/2024(f)		325	338	1.54%, 03/15/2019(e),(f)	8,880	8,906
7.75%, 10/15/2022		565	600	Popular ABS Mortgage Pass-Through Trust
Pertamina Persero PT				2005-1
5.63%, 05/20/2043(f)		550	552	0.80%, 05/25/2035(e)	1,023	950
Petrobras Argentina SA				Trade MAPS 1 Ltd
7.38%, 07/21/2023(f)		920	943	1.23%, 12/10/2018(e),(f)	11,500	11,489
Petrobras Global Finance BV						$49,428
4.38%, 05/20/2023		3,395	3,077	Packaging & Containers - 0.52%
Petroleos de Venezuela SA				ARD Finance SA
6.00%, 05/16/2024		2,700	1,013	7.13%, PIK 7.88%, 09/15/2023(f),(g)	715	708
Petroleos Mexicanos				Ardagh Packaging Finance PLC / Ardagh
5.50%, 02/04/2019(f)		875	926
				Holdings USA Inc

6.88%, 08/04/2026(f)		1,580	1,766	3.85%, 12/15/2019(e),(f)	1,150	1,169
Phillips 66				4.07%, 05/15/2021(e),(f)	260	265
4.65%, 11/15/2034		2,180	2,307	6.00%, 06/30/2021(f)	220	225
Pioneer Natural Resources Co				7.00%, 11/15/2020(f)	46	47
3.45%, 01/15/2021		3,955	4,120	7.25%, 05/15/2024(f)	925	976
4.45%, 01/15/2026		1,645	1,802	Coveris Holdings SA
QEP Resources Inc				7.88%, 11/01/2019(f)	1,085	1,120
5.25%, 05/01/2023		1,025	1,007	Crown Cork & Seal Co Inc
6.80%, 04/01/2018		200	203	7.38%, 12/15/2026	1,615	1,813
Repsol Oil & Gas Canada Inc				Packaging Corp of America
7.75%, 06/01/2019		6,800	7,478	4.50%, 11/01/2023	5,775	6,313
Seven Generations Energy Ltd				Reynolds Group Issuer Inc / Reynolds Group
6.75%, 05/01/2023(f)		285	301
				Issuer LLC / Reynolds Group Issuer
Shell International Finance BV				(Luxembourg) S.A.
1.63%, 01/20/2027	EUR	100	119	4.38%, 07/15/2021(e),(f)	985	1,005
4.00%, 05/10/2046		$1,815	1,799	5.13%, 07/15/2023(f)	480	493
Sunoco LP / Sunoco Finance Corp				5.75%, 10/15/2020	1,910	1,960
5.50%, 08/01/2020		765	776	7.00%, 07/15/2024(f)	130	139
6.38%, 04/01/2023		1,075	1,099

See accompanying notes.

Schedule of Investments
Core Plus Bond Fund
October 31, 2016

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)			BONDS (continued)	Amount (000's) Value (000's)
Packaging & Containers (continued)				Pipelines (continued)
WestRock RKT Co				Kinder Morgan Energy Partners
3.50%, 03/01/2020		$4,330	$4,494	LP (continued)
			$20,727	5.63%, 09/01/2041		$680	$679
Pharmaceuticals - 1.26%				Kinder Morgan Inc/DE
AbbVie Inc				2.25%, 03/16/2027	EUR	275	301
2.50%, 05/14/2020		4,940	5,002	3.05%, 12/01/2019		$1,575	1,614
3.60%, 05/14/2025		365	372	5.05%, 02/15/2046		850	823
4.45%, 05/14/2046		3,020	2,980	Magellan Midstream Partners LP
4.70%, 05/14/2045		925	954	5.00%, 03/01/2026		1,160	1,316
Actavis Funding SCS				MPLX LP
3.00%, 03/12/2020		285	293	4.88%, 06/01/2025		1,107	1,155
3.45%, 03/15/2022		2,000	2,076	ONEOK Partners LP
4.55%, 03/15/2035		2,015	2,081	4.90%, 03/15/2025		2,515	2,741
4.85%, 06/15/2044		1,345	1,423	Phillips 66 Partners LP
Baxalta Inc				3.55%, 10/01/2026		3,660	3,646
4.00%, 06/23/2025		920	963	Sabine Pass Liquefaction LLC
5.25%, 06/23/2045		1,405	1,587	5.00%, 03/15/2027(f)		900	916
Forest Laboratories LLC				5.63%, 02/01/2021(e)		990	1,042
5.00%, 12/15/2021(f)		4,155	4,638	5.63%, 03/01/2025		910	963
Johnson & Johnson				6.25%, 03/15/2022		745	816
1.15%, 11/20/2028	EUR	275	312	Sabine Pass LNG LP
3.70%, 03/01/2046		$2,465	2,623	7.50%, 11/30/2016		350	351
Novartis Capital Corp				Tesoro Logistics LP / Tesoro Logistics
4.00%, 11/20/2045		80	86	Finance Corp
Shire Acquisitions Investments Ireland DAC				6.13%, 10/15/2021		1,360	1,423
2.40%, 09/23/2021		6,745	6,693	6.25%, 10/15/2022		230	244
2.88%, 09/23/2023		4,745	4,667	6.38%, 05/01/2024		180	194
3.20%, 09/23/2026		7,365	7,232	TransCanada PipeLines Ltd
Teva Pharmaceutical Finance Netherlands II				4.63%, 03/01/2034		965	1,060
BV				5.00%, 10/16/2043		1,605	1,830
1.63%, 10/15/2028	EUR	350	376	7.13%, 01/15/2019		730	810
Teva Pharmaceutical Finance Netherlands III				Transportadora de Gas Internacional SA ESP
BV				5.70%, 03/20/2022		815	843
1.70%, 07/19/2019		$2,630	2,610	Western Gas Partners LP
Valeant Pharmaceuticals International Inc				4.65%, 07/01/2026		1,620	1,697
5.38%, 03/15/2020(f)		290	251	5.45%, 04/01/2044		4,410	4,529
5.63%, 12/01/2021(f)		630	517	Williams Partners LP
5.88%, 05/15/2023(f)		985	776	3.60%, 03/15/2022		3,185	3,242
7.50%, 07/15/2021(f)		1,390	1,237	4.00%, 09/15/2025		3,370	3,375
Wyeth LLC				5.10%, 09/15/2045		2,125	2,042
6.00%, 02/15/2036		565	725	Williams Partners LP / ACMP Finance Corp
			$50,474	4.88%, 05/15/2023		1,555	1,575
Pipelines - 2.05%				6.13%, 07/15/2022		585	607
Antero Midstream Partners LP / Antero							$82,288
Midstream Finance Corp				Private Equity - 0.06%
5.38%, 09/15/2024(f)		410	413	Icahn Enterprises LP / Icahn Enterprises
Boardwalk Pipelines LP				Finance Corp
3.38%, 02/01/2023		4,445	4,323	3.50%, 03/15/2017		395	395
5.95%, 06/01/2026		1,880	2,085	4.88%, 03/15/2019		940	936
Buckeye Partners LP				6.00%, 08/01/2020		1,025	1,007
3.95%, 12/01/2026(h)		3,755	3,750				$2,338
Cheniere Corpus Christi Holdings LLC				Real Estate - 0.18%
7.00%, 06/30/2024(f)		100	106	American Campus Communities Operating
Columbia Pipeline Group Inc				Partnership LP
3.30%, 06/01/2020		5,620	5,803	3.35%, 10/01/2020		1,900	1,971
Enbridge Inc				Crescent Communities LLC/Crescent
1.29%, 06/02/2017(e)		4,580	4,575	Ventures Inc
Energy Transfer Equity LP				8.88%, 10/15/2021(f)		995	999
5.88%, 01/15/2024		410	417	Crescent Resources LLC / Crescent Ventures
Energy Transfer Partners LP				Inc
4.05%, 03/15/2025		2,885	2,850	10.25%, 08/15/2017 (f)		1,310	1,313
4.75%, 01/15/2026		825	850	Kennedy-Wilson Inc
4.90%, 03/15/2035		950	891	5.88%, 04/01/2024		995	1,006
EnLink Midstream Partners LP				Prologis LP
4.15%, 06/01/2025		3,035	2,957	1.38%, 10/07/2020	EUR	250	284
4.40%, 04/01/2024		4,479	4,456	3.00%, 06/02/2026		200	254
4.85%, 07/15/2026		690	703	3.75%, 11/01/2025		$1,135	1,215
5.05%, 04/01/2045		1,210	1,078				$7,042
Enterprise Products Operating LLC				Regional Authority - 0.05%
3.70%, 02/15/2026		1,915	1,953	Provincia de Buenos Aires/Argentina
4.90%, 05/15/2046		2,730	2,809	5.75%, 06/15/2019(f)		1,300	1,332
Kinder Morgan Energy Partners LP
4.70%, 11/01/2042		2,625	2,435

See accompanying notes.

Schedule of Investments
Core Plus Bond Fund
October 31, 2016

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Regional Authority (continued)			REITS (continued)
Provincia de Buenos			Ventas Realty LP / Ventas Capital Corp
Aires/Argentina (continued)			4.75%, 06/01/2021		$2,500	$2,758
9.13%, 03/16/2024	$725	$803	VEREIT Operating Partnership LP
		$2,135	4.13%, 06/01/2021		1,435	1,492
REITS- 1.91%			4.88%, 06/01/2026		1,445	1,519
American Tower Corp			Welltower Inc
3.30%, 02/15/2021	1,275	1,324	4.25%, 04/01/2026		2,500	2,667
3.50%, 01/31/2023	3,545	3,664	4.50%, 12/01/2034	GBP	125	171
AvalonBay Communities Inc						$76,609
2.95%, 05/11/2026	3,150	3,134	Retail - 1.18%
Brixmor Operating Partnership LP			Claire's Stores Inc
4.13%, 06/15/2026	1,305	1,341	9.00%, 03/15/2019(f)		$840	420
CC Holdings GS V LLC / Crown Castle GS			CVS Health Corp
III Corp			2.75%, 12/01/2022		170	173
3.85%, 04/15/2023	3,570	3,763	2.80%, 07/20/2020		1,110	1,144
DDR Corp			4.13%, 05/15/2021		130	141
3.63%, 02/01/2025	2,170	2,177	4.75%, 12/01/2022		6,515	7,304
DuPont Fabros Technology LP			5.00%, 12/01/2024		80	91
5.88%, 09/15/2021	1,415	1,482	5.13%, 07/20/2045		2,940	3,430
Equinix Inc			CVS Pass-Through Trust
4.88%, 04/01/2020	230	238	7.51%, 01/10/2032(f)		2,709	3,439
5.38%, 01/01/2022	935	991	Dollar Tree Inc
5.38%, 04/01/2023	730	762	5.25%, 03/01/2020		325	337
5.88%, 01/15/2026	740	791	5.75%, 03/01/2023		650	692
Essex Portfolio LP			Home Depot Inc/The
3.38%, 04/15/2026	3,765	3,806	3.35%, 09/15/2025		5,455	5,785
HCP Inc			JC Penney Corp Inc
4.25%, 11/15/2023	2,500	2,630	5.65%, 06/01/2020		1,025	1,015
Healthcare Trust of America Holdings LP			5.88%, 07/01/2023(f)		355	366
3.50%, 08/01/2026	4,145	4,133	KFC Holding Co/Pizza Hut Holdings
Hospitality Properties Trust			LLC/Taco Bell of America LLC
4.25%, 02/15/2021	4,025	4,258	5.00%, 06/01/2024(f)		1,220	1,269
Host Hotels & Resorts LP			5.25%, 06/01/2026(f)		795	829
4.50%, 02/01/2026	1,195	1,250	L Brands Inc
Iron Mountain Inc			5.63%, 02/15/2022		205	224
4.38%, 06/01/2021(f)	770	795	6.88%, 11/01/2035		745	790
Iron Mountain US Holdings Inc			Landry's Inc
5.38%, 06/01/2026(f)	825	833	6.75%, 10/15/2024(f)		1,180	1,204
iStar Inc			Macy's Retail Holdings Inc
4.88%, 07/01/2018	390	390	5.90%, 12/01/2016		3,694	3,708
5.00%, 07/01/2019	125	125	6.90%, 04/01/2029		145	163
6.50%, 07/01/2021	670	675	McDonald's Corp
9.00%, 06/01/2017	490	508	1.75%, 05/03/2028	EUR	400	464
Kimco Realty Corp			2.10%, 12/07/2018		$1,105	1,119
2.80%, 10/01/2026	1,135	1,109	2.75%, 12/09/2020		2,685	2,764
3.40%, 11/01/2022	2,160	2,259	4.70%, 12/09/2035		1,235	1,356
4.25%, 04/01/2045	2,610	2,606	4.88%, 12/09/2045		2,195	2,457
MGM Growth Properties Operating			Michaels Stores Inc
Partnership LP / MGP Finance Co-Issuer Inc			5.88%, 12/15/2020(f)		1,007	1,036
5.63%, 05/01/2024(f)	1,165	1,240	PetSmart Inc
MPT Operating Partnership LP / MPT Finance			7.13%, 03/15/2023(f)		1,115	1,166
Corp			Tops Holding LLC / Tops Markets II Corp
5.25%, 08/01/2026	220	225	8.00%, 06/15/2022(f)		975	858
6.38%, 03/01/2024	532	573	Wal-Mart Stores Inc
PLA Administradora Industrial S de RL de			1.00%, 04/21/2017		2,750	2,751
CV			6.75%, 10/15/2023		130	167
5.25%, 11/10/2022(f)	300	312	Yum! Brands Inc
Realty Income Corp			3.88%, 11/01/2020		575	592
3.00%, 01/15/2027	3,415	3,356				$47,254
Retail Properties of America Inc			Savings & Loans - 0.13%
4.00%, 03/15/2025	5,465	5,360	Nationwide Building Society
RHP Hotel Properties LP / RHP Finance			1.25%, 03/03/2025	EUR	500	562
Corp			4.00%, 09/14/2026(f)		$4,510	4,449
5.00%, 04/15/2021	90	93	6.87%, 12/29/2049(d),(e)	GBP	100	120
Select Income REIT						$5,131
4.15%, 02/01/2022	3,170	3,207	Semiconductors - 0.10%
Simon Property Group LP			Micron Technology Inc
2.50%, 09/01/2020	1,720	1,763	5.50%, 02/01/2025		$715	701
2.50%, 07/15/2021	2,550	2,606	5.63%, 01/15/2026(f)		225	218
Ventas Realty LP			5.88%, 02/15/2022		225	232
3.13%, 06/15/2023	2,560	2,594	7.50%, 09/15/2023(f)		685	756
3.25%, 10/15/2026	1,640	1,629

See accompanying notes.

Schedule of Investments
Core Plus Bond Fund
October 31, 2016

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)			BONDS (continued)	Amount (000's) Value (000's)
Semiconductors (continued)				Sovereign (continued)
NXP BV / NXP Funding LLC				French Republic Government Bond
4.13%, 06/01/2021(f)		$505	$539	OAT (continued)
5.75%, 02/15/2021(f)		200	208	3.50%, 04/25/2026	EUR	30	$43
Sensata Technologies UK Financing Co plc				4.50%, 04/25/2041		25	47
6.25%, 02/15/2026(f)		1,160	1,256	Hungary Government International Bond
			$3,910	5.38%, 02/21/2023		$1,590	1,804
Shipbuilding - 0.03%				Indonesia Government International Bond
Huntington Ingalls Industries Inc				5.38%, 10/17/2023(f)		1,925	2,175
5.00%, 11/15/2025(f)		1,215	1,278	Ireland Government Bond
				3.40%, 03/18/2024	EUR	360	484
Software - 1.02%				Israel Government International Bond
Activision Blizzard Inc				4.50%, 01/30/2043		$375	413
2.30%, 09/15/2021(f)		2,340	2,336	Italy Buoni Poliennali Del Tesoro
3.40%, 09/15/2026(f)		1,950	1,933	0.25%, 05/15/2018	EUR	235	259
6.13%, 09/15/2023(f)		970	1,068	2.50%, 12/01/2024		100	119
Fidelity National Information Services Inc				3.50%, 03/01/2030(f)		500	650
2.25%, 08/15/2021		1,030	1,030	3.75%, 08/01/2021		355	448
First Data Corp				4.25%, 09/01/2019		75	92
5.00%, 01/15/2024(f)		1,535	1,558	4.75%, 06/01/2017		75	85
5.75%, 01/15/2024(f)		535	543	5.00%, 09/01/2040		15	23
Microsoft Corp				6.00%, 05/01/2031		20	33
1.55%, 08/08/2021		4,440	4,395	Japan Government Ten Year Bond
2.00%, 11/03/2020		2,515	2,551	0.50%, 12/20/2024	JPY	35,000	351
2.00%, 08/08/2023		3,110	3,067	0.60%, 03/20/2023		30,000	300
2.40%, 08/08/2026		4,940	4,845	1.40%, 06/20/2019		81,000	806
3.45%, 08/08/2036		1,085	1,071	1.50%, 09/20/2018		139,500	1,375
3.70%, 08/08/2046		5,220	5,101	Japan Government Thirty Year Bond
4.45%, 11/03/2045		1,060	1,165	1.50%, 03/20/2045		36,000	434
MSCI Inc				Japan Government Twenty Year Bond
5.25%, 11/15/2024(f)		785	824	1.40%, 09/20/2034		11,000	125
5.75%, 08/15/2025(f)		355	377	1.50%, 06/20/2034		100,000	1,156
Oracle Corp				1.90%, 03/20/2024		95,000	1,045
1.90%, 09/15/2021		985	981	Jordan Government International Bond
2.50%, 10/15/2022		773	786	5.75%, 01/31/2027(f),(h)		$800	796
2.65%, 07/15/2026		1,515	1,494	Kingdom of Belgium Government Bond
3.13%, 07/10/2025	EUR	100	132	0.80%, 06/22/2025(f)	EUR	50	57
4.00%, 07/15/2046		$2,280	2,252	4.25%, 09/28/2022		305	424
4.38%, 05/15/2055		1,895	1,943	Mexican Bonos
Quintiles IMS Inc				5.00%, 12/11/2019(e)	MXN	3,500	181
5.00%, 10/15/2026(f)		1,320	1,365	6.50%, 06/10/2021(e)		11,500	622
			$40,817	Mexico Government International Bond
Sovereign - 1.23%				3.63%, 03/15/2022		$100	105
Argentine Republic Government International				4.00%, 10/02/2023		230	242
Bond				4.13%, 01/21/2026		2,600	2,748
7.50%, 04/22/2026(f)		2,450	2,677	Netherlands Government Bond
7.50%, 04/22/2026		750	819	1.75%, 07/15/2023(f)	EUR	150	186
				2.00%, 07/15/2024(f)		170	216
Australia Government Bond
3.25%, 04/21/2029	AUD	125	103	5.50%, 01/15/2028		25	43
4.50%, 04/15/2020		200	166	Oman Government International Bond
				4.75%, 06/15/2026(f)		$450	453
Bundesrepublik Deutschland
1.00%, 08/15/2024	EUR	395	472	Panama Government International Bond
1.50%, 09/04/2022		200	243	4.00%, 09/22/2024		925	996
1.50%, 05/15/2024		425	526	Peruvian Government International Bond
4.75%, 07/04/2028		15	25	5.63%, 11/18/2050		400	508
Canada Housing Trust No 1				Qatar Government International Bond
1.70%, 12/15/2017(f)	CAD	525	396	3.25%, 06/02/2026(f)		1,200	1,215
2.40%, 12/15/2022(f)		40	32	Republic of Poland Government Bond
Colombia Government International Bond				5.25%, 10/25/2020	PLN	315	89
5.63%, 02/26/2044		$675	737	Republic of Poland Government International
7.38%, 03/18/2019		100	113	Bond
Croatia Government International Bond				3.25%, 04/06/2026		$1,000	1,038
6.38%, 03/24/2021		725	805	Republic of South Africa Government
Denmark Government Bond				International Bond
1.75%, 11/15/2025	DKK	750	125	5.00%, 10/12/2046		475	461
Dominican Republic International Bond				Romanian Government International Bond
6.88%, 01/29/2026(f)		$1,275	1,412	4.88%, 01/22/2024(f)		900	1,008
Export-Import Bank of India				Russian Foreign Bond - Eurobond
3.38%, 08/05/2026(f)		1,750	1,735	4.75%, 05/27/2026(f)		400	423
French Republic Government Bond OAT				5.00%, 04/29/2020		800	854
0.50%, 05/25/2025	EUR	100	112	7.50%, 03/31/2030(e)		2,543	3,076
1.00%, 05/25/2019		200	228	Saudi Government International Bond
				4.50%, 10/26/2046(f)		1,250	1,230
1.75%, 11/25/2024		485	601
3.00%, 04/25/2022		740	955

See accompanying notes.

Schedule of Investments
Core Plus Bond Fund
October 31, 2016

	Principal					Principal
BONDS (continued)	Amount (000's) Value (000's)			BONDS (continued)		Amount (000's) Value (000's)
Sovereign (continued)				Telecommunications (continued)
Serbia International Bond				AT&T Inc	(continued)
7.25%, 09/28/2021		$525	$603	4.75%, 05/15/2046			$1,975	$1,933
Spain Government Bond				5.20%, 11/18/2033		GBP	100	147
0.25%, 04/30/2018	EUR	500	552	6.00%, 08/15/2040			$1,560	1,780
1.15%, 07/30/2020		100	114	6.38%, 03/01/2041			725	855
2.75%, 10/31/2024(f)		175	220	Bharti Airtel International Netherlands BV
4.65%, 07/30/2025(f)		40	57	5.13%, 03/11/2023(f)			1,950	2,097
4.85%, 10/31/2020(f)		295	385	CenturyLink Inc
5.15%, 10/31/2044(f)		25	44	5.63%, 04/01/2025			435	408
5.50%, 04/30/2021(f)		100	136	7.50%, 04/01/2024			415	432
Sri Lanka Government International Bond				Cisco Systems Inc
6.83%, 07/18/2026(f)		$700	739	1.85%, 09/20/2021			1,195	1,193
Sweden Government Bond				2.20%, 02/28/2021			3,795	3,860
1.50%, 11/13/2023	SEK	550	68	2.50%, 09/20/2026			2,200	2,183
4.25%, 03/12/2019		200	25	Deutsche Telekom International Finance BV
Swiss Confederation Government Bond				1.95%, 09/19/2021(f)			5,300	5,244
2.50%, 03/08/2036	CHF	30	45	Digicel Group Ltd
Turkey Government International Bond				8.25%, 09/30/2020(f)			900	796
5.75%, 03/22/2024		$2,075	2,206	Empresa Nacional de Telecomunicaciones
United Kingdom Gilt				SA
1.25%, 07/22/2018	GBP	100	124	4.75%, 08/01/2026(f)			875	898
1.75%, 07/22/2019		35	45	Frontier Communications Corp
1.75%, 09/07/2022		490	634	8.88%, 09/15/2020			765	813
2.00%, 07/22/2020		40	52	11.00%, 09/15/2025			2,385	2,442
3.25%, 01/22/2044		200	316	10.50%, 09/15/2022			1,250	1,300
4.25%, 12/07/2040		60	108	Goodman Networks Inc
4.75%, 12/07/2030		25	43	12.13%, 07/01/2018 (c)			780	333
Uruguay Government International Bond				Intelsat Jackson Holdings SA
5.10%, 06/18/2050		$425	423	7.25%, 04/01/2019			290	234
Venezuela Government International Bond				7.25%, 10/15/2020			1,220	925
12.75%, 08/23/2022		1,245	720	8.00%, 02/15/2024(f)			290	291
			$49,179	Intelsat Luxembourg SA
Student Loan Asset Backed Securities - 0.74%				7.75%, 06/01/2021			1,050	341
Navient Private Education Loan Trust 2014-				8.13%, 06/01/2023			630	208
A				Level 3 Communications Inc
1.01%, 05/16/2022(e),(f)		17	17	5.75%, 12/01/2022			855	881
Navient Private Education Loan Trust 2015-				Level 3 Financing Inc
A				4.41%, 01/15/2018(e)			295	295
1.03%, 12/15/2021(e),(f)		1,521	1,521	5.38%, 01/15/2024			1,685	1,719
Navient Student Loan Trust 2014-8				6.13%, 01/15/2021			270	279
0.81%, 08/25/2020(e)		509	509	Ooredoo International Finance Ltd
Navient Student Loan Trust 2015-1				3.88%, 01/31/2028			600	615
0.83%, 09/26/2022(e)		1,144	1,138	Orange SA
SLM Private Education Loan Trust 2012-A				5.75%, 10/29/2049(d),(e)		GBP	125	164
1.93%, 08/15/2025(e),(f)		2,212	2,217	SES SA
SLM Private Education Loan Trust 2012-E				4.63%, 03/09/2020		EUR	250	314
1.28%, 10/16/2023(e),(f)		610	611	Sprint Capital Corp
SLM Private Education Loan Trust 2013-A				6.88%, 11/15/2028			$565	520
1.13%, 08/15/2022(e),(f)		1,699	1,701	6.90%, 05/01/2019			640	674
SLM Private Education Loan Trust 2013-B				Sprint Communications Inc
1.18%, 07/15/2022(e),(f)		2,712	2,712	6.00%, 11/15/2022			1,720	1,603
SLM Private Education Loan Trust 2014-A				7.00%, 08/15/2020			1,445	1,503
1.13%, 07/15/2022(e),(f)		4,125	4,129	9.13%, 03/01/2017			236	241
SLM Student Loan Trust 2012-6				Sprint Corp
0.81%, 09/25/2019(e)		2,446	2,445	7.13%, 06/15/2024			1,995	1,875
SMB Private Education Loan Trust 2016-B				7.88%, 09/15/2023			860	851
1.18%, 11/15/2023(e),(f)		5,184	5,191	Telstra Corp Ltd
Sofi Professional Loan Program 2016-A LLC				2.50%, 09/15/2023		EUR	250	311
2.28%, 08/25/2036(e),(f)		4,195	4,315	T-Mobile USA Inc
Sofi Professional Loan Program 2016-B LLC				6.00%, 03/01/2023			$540	568
1.68%, 03/25/2031(f)		3,381	3,385	6.13%, 01/15/2022			185	195
			$29,891	6.25%, 04/01/2021			2,695	2,806
Telecommunications - 2.84%				6.50%, 01/15/2024			190	203
AT&T Inc				6.50%, 01/15/2026			1,140	1,250
2.38%, 11/27/2018		795	805	6.63%, 04/28/2021			585	614
2.45%, 06/30/2020		3,555	3,576	Verizon Communications Inc
2.75%, 05/19/2023	EUR	250	305	1.23%, 06/09/2017(e)			7,740	7,753
3.40%, 05/15/2025		$2,180	2,173	1.35%, 06/09/2017			3,270	3,273
3.60%, 02/17/2023		4,940	5,086	1.38%, 08/15/2019			110	109
3.80%, 03/15/2022		3,867	4,071	2.38%, 02/17/2022		EUR	400	481
				2.61%, 09/14/2018(e)			$7,303	7,499
4.13%, 02/17/2026		1,845	1,932
4.45%, 05/15/2021		1,360	1,468	2.63%, 08/15/2026			4,045	3,871
4.50%, 05/15/2035		4,555	4,522	2.63%, 12/01/2031		EUR	150	181

See accompanying notes.

Schedule of Investments
Core Plus Bond Fund
October 31, 2016

	Principal			SENIOR FLOATING RATE INTERESTS	Principal
BONDS (continued)	Amount (000's) Value (000's)			(continued)	Amount (000's)	Value(000	's)
Telecommunications (continued)				Automobile Manufacturers (continued)
Verizon Communications Inc (continued)				Navistar Inc, Term Loan B
4.07%, 06/18/2024(f)	GBP	100	$138	6.50%, 08/06/2020(e)	$475	$478
4.52%, 09/15/2048		$266	265			$1,504
4.75%, 02/17/2034	GBP	150	220	Building Materials - 0.02%
5.01%, 08/21/2054		$3,068	3,163	GYP Holdings III Corp, Term Loan
5.15%, 09/15/2023		7,692	8,799	4.50%, 04/01/2021(e)	795	794
VimpelCom Holdings BV
7.50%, 03/01/2022(f)		2,100	2,318	Chemicals - 0.17%
Vodafone Group PLC				A Schulman Inc, Term Loan B
2.50%, 09/26/2022		2,720	2,710	4.00%, 05/11/2022(e)	570	569
Wind Acquisition Finance SA				Aruba Investments Inc, Term Loan B
4.75%, 07/15/2020(f)		1,245	1,251	4.50%, 02/02/2022(e)	254	254
7.38%, 04/23/2021(f)		1,775	1,824	Emerald Performance Materials LLC, Term
			$113,987	Loan
Transportation - 0.76%				7.75%, 07/22/2022(e)	2,570	2,554
Burlington Northern Santa Fe LLC				Ineos US Finance LLC, Term Loan B
3.85%, 09/01/2023		2,455	2,677	3.75%, 12/15/2020(e)	1,801	1,805
5.05%, 03/01/2041		1,410	1,663	Methanol Holdings Trinidad Ltd, Term Loan
CSX Corp				B
2.60%, 11/01/2026		4,585	4,493	4.25%, 06/16/2022(e)	1,636	1,583
3.95%, 05/01/2050		1,255	1,225			$6,765
5.50%, 04/15/2041		1,880	2,237	Commercial Services - 0.03%
6.25%, 03/15/2018		740	791	Fly Funding II Sarl, Term Loan
7.38%, 02/01/2019		964	1,086	3.50%, 02/28/2022(e)	1,171	1,173
Eletson Holdings Inc
9.63%, 01/15/2022(f)		1,595	1,172	Computers - 0.01%
FedEx Corp				CompuCom Systems Inc, Term Loan B
1.00%, 01/11/2023	EUR	700	782	4.25%, 05/09/2020(e)	590	430
4.55%, 04/01/2046		$1,165	1,248
4.75%, 11/15/2045		4,850	5,274	Consumer Products - 0.02%
Hornbeck Offshore Services Inc				Dell International LLC, Term Loan B
5.00%, 03/01/2021		445	265	4.00%, 06/02/2023(e)	870	876
Navios Maritime Acquisition Corp / Navios
Acquisition Finance US Inc				Diversified Financial Services - 0.05%
8.13%, 11/15/2021(f)		2,810	2,121	Delos Finance Sarl, Term Loan B
Navios Maritime Holdings Inc / Navios				3.59%, 02/26/2021(e)	1,970	1,981
Maritime Finance II US Inc
7.38%, 01/15/2022(f)		1,235	642	Electric - 0.02%
8.13%, 02/15/2019		385	223	Dynegy Inc, Term Loan C
Navios South American Logistics Inc / Navios				5.00%, 06/22/2023(e)	680	682
Logistics Finance US Inc
7.25%, 05/01/2022(f)		2,610	2,062	Entertainment - 0.22%
Union Pacific Corp				CCM Merger Inc, Term Loan B
3.80%, 10/01/2051(f)		1,133	1,119	4.50%, 07/30/2021(e)	1,508	1,512
4.38%, 11/15/2065		890	950	Eldorado Resorts Inc, Term Loan B
United Parcel Service Inc				4.25%, 07/15/2022(e)	859	862
1.63%, 11/15/2025	EUR	250	295	Lions Gate Entertainment Corp, Term Loan
5.13%, 02/12/2050	GBP	50	94	B
			$30,419	0.00%, 10/13/2023(e),(j)	2,520	2,516
Trucking & Leasing - 0.07%				5.00%, 03/11/2022(e)	2,180	2,218
Penske Truck Leasing Co Lp / PTL Finance				WMG Acquisition Corp, Term Loan B
Corp				3.75%, 07/07/2020(e)	1,568	1,565
3.38%, 02/01/2022(f)		$2,710	2,801			$8,673
				Food- 0.05%
TOTAL BONDS			$2,730,331	B&G Foods Inc, Term Loan B
	Principal			3.84%, 10/21/2022(e)	1,033	1,041
CONVERTIBLE BONDS - 0.01%	Amount (000's) Value (000's)			JBS USA LUX SA, Term Loan B
Semiconductors - 0.01%				4.00%, 08/18/2022(e)	570	569
Jazz US Holdings Inc				Pinnacle Foods Finance LLC, Term Loan I
8.00%, 12/31/2018		318	518	3.28%, 01/13/2023(e)	466	470
						$2,080
TOTAL CONVERTIBLE BONDS			$518	Forest Products & Paper - 0.08%
SENIOR FLOATING RATE INTERESTS -	Principal			Caraustar Industries Inc, Term Loan B
2.09%	Amount (000's) Value (000's)			8.00%, 04/26/2019(e)	552	557
Aerospace & Defense - 0.06%				8.00%, 05/01/2019(e)	2,812	2,838
B/E Aerospace Inc, Term Loan B						$3,395
3.82%, 12/16/2021(e)		$2,545	$2,559	Healthcare - Products - 0.06%
				Kinetic Concepts Inc, Term Loan F1
Automobile Manufacturers - 0.04%				5.00%, 11/04/2020(e)	1,259	1,267
FCA US LLC, Term Loan B
3.50%, 05/24/2017(e)		1,026	1,026

See accompanying notes.

Schedule of Investments Core Plus Bond Fund October 31, 2016

SENIOR FLOATING RATE INTERESTS	Principal		SENIOR FLOATING RATE INTERESTS	Principal
(continued)	Amount (000's)	Value (000's)	(continued)	Amount (000's)	Value (000's)
Healthcare - Products (continued)			Oil & Gas (continued)
Mallinckrodt International Finance SA, Term			Seadrill Operating LP, Term Loan B
Loan B			4.00%, 02/12/2021(e)	$2,355	$1,309
3.34%, 03/19/2021(e)	$1,237	$1,234			$4,619
		$2,501	Oil & Gas Services - 0.05%
Healthcare - Services - 0.17%			Navios Maritime Midstream Partners LP,
Acadia Healthcare Co Inc, Term Loan B2			Term Loan B
3.75%, 02/16/2023(e)	691	693	5.50%, 06/15/2020(e)	1,645	1,596
DaVita Inc, Term Loan B			Seventy Seven Operating LLC, Term Loan B
3.50%, 06/18/2021(e)	780	779	3.89%, 06/17/2021(e)	230	212
Lantheus Medical Imaging Inc, Term Loan B					$1,808
7.00%, 06/24/2022(e)	2,314	2,268	Packaging & Containers - 0.05%
MPH Acquisition Holdings LLC, Term Loan			Berry Plastics Group Inc, Term Loan H
B			3.75%, 10/01/2022(e)	531	533
5.00%, 05/25/2023(e)	1,937	1,958	Coveris Holdings SA, Term Loan B
Radnet Management Inc, Term Loan B			4.50%, 05/08/2019(e)	683	683
8.00%, 03/25/2021(e)	1,246	1,230	SIG Combibloc US Acquisition Inc, Term
		$6,928	Loan B
Insurance - 0.07%			4.00%, 03/11/2022(e)	660	660
Asurion LLC, Term Loan					$1,876
8.50%, 02/19/2021(e)	505	508	Pharmaceuticals - 0.11%
Asurion LLC, Term Loan B1			DPx Holdings BV, Term Loan B
5.00%, 05/24/2019(e)	193	193	4.25%, 01/22/2021(e)	1,238	1,239
Asurion LLC, Term Loan B2			Endo Luxembourg Finance Co I Sarl, Term
4.25%, 06/19/2020(e)	337	337	Loan B
Lonestar Intermediate Super Holdings LLC,			3.75%, 06/24/2022(e)	159	159
PIK Term Loan			Grifols Worldwide Operations USA Inc, Term
10.00%, PIK 0.75%, 08/10/2021 (e),(g)	1,925	1,938	Loan B
		$2,976	3.46%, 03/05/2021(e)	1,202	1,211
Internet - 0.01%			Valeant Pharmaceuticals International Inc,
Zayo Group LLC, Term Loan B			Term Loan BE1
3.75%, 05/06/2021(e)	587	589	5.25%, 08/05/2020(e)	1,224	1,219
			Valeant Pharmaceuticals International Inc,
Investment Companies - 0.02%			Term Loan BF1
Frank Russell Co, Term Loan B			5.50%, 04/01/2022(e)	582	579
6.75%, 05/10/2023(e)	753	757			$4,407
			REITS- 0.12%
Lodging - 0.03%			iStar Inc, Term Loan B
Hilton Worldwide Finance LLC, Term Loan			5.50%, 07/01/2020(e)	4,086	4,124
B1			MGM Growth Properties Operating
3.50%, 09/23/2020(e)	108	108	Partnership LP, Term Loan B
Hilton Worldwide Finance LLC, Term Loan			4.00%, 04/07/2023(e)	583	584
B2					$4,708
3.03%, 10/25/2023(e)	1,100	1,105
			Retail - 0.24%
		$1,213	Academy Ltd, Term Loan B
Media- 0.09%			5.00%, 06/16/2022(e)	1,313	1,272
SFR Group SA, Term Loan B			Dollar Tree Inc, Term Loan B2
5.14%, 01/08/2024(e)	731	737	4.18%, 07/06/2022(e)	1,655	1,676
Univision Communications Inc, Term Loan			FOCUS Brands Inc, Term Loan
C3			5.00%, 10/03/2023(e)	1,832	1,851
4.00%, 03/01/2020(e)	154	154	JC Penney Corp Inc, Term Loan B
Univision Communications Inc, Term Loan			5.25%, 06/09/2023(e)	661	665
C4			KFC Holding Co, Term Loan B
4.00%, 03/01/2020(e)	1,379	1,382	3.29%, 06/02/2023(e)	858	866
WideOpenWest Finance LLC, Term Loan B			Landry's Inc, Term Loan
4.50%, 08/11/2023(e)	1,351	1,347	4.00%, 09/21/2023(e)	680	684
		$3,620	Michaels Stores Inc, Term Loan B1
Mining - 0.04%			3.75%, 01/27/2023(e)	1,249	1,258
FMG Resources August 2006 Pty Ltd, Term			PetSmart Inc, Term Loan B
Loan B			4.00%, 03/11/2022(e)	1,332	1,334
3.75%, 06/30/2019(e)	1,726	1,725			$9,606
			Semiconductors - 0.09%
Oil & Gas - 0.12%			Avago Technologies Cayman Finance Ltd,
California Resources Corp, Term Loan			Term Loan B3
11.37%, 12/31/2021 (e)	145	156	3.65%, 02/01/2023(e)	2,071	2,092
Chesapeake Energy Corp, Term Loan 1.5			NXP BV, Term Loan B
8.50%, 08/17/2021(e)	1,950	2,083	3.41%, 12/07/2020(e)	1,595	1,600
Drillships Financing Holding Inc, Term Loan					$3,692
B1			Software - 0.05%
6.00%, 03/31/2021(e)	918	468	Evergreen Skills Lux Sarl, Term Loan
EP Energy LLC, Term Loan 1.5			3.75%, 04/08/2021(e)	766	765
9.75%, 06/30/2021(e)	590	603

See accompanying notes.

Schedule of Investments
Core Plus Bond Fund
October 31, 2016

SENIOR FLOATING RATE INTERESTS	Principal			U.S. GOVERNMENT & GOVERNMENT	Principal
(continued)	Amount (000's)	Value(000	's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)
Software (continued)				Federal Home Loan Mortgage Corporation (FHLMC) (continued)
First Data Corp, Term Loan B				7.00%, 06/01/2030	$13	$15
4.27%, 07/08/2022(e)	$1,230	$1,238		7.00%, 12/01/2030	11	12
		$2,003		7.00%, 09/01/2031	2	2
TOTAL SENIOR FLOATING RATE INTERESTS		$83,940		7.50%, 09/01/2030	1	1
U.S. GOVERNMENT & GOVERNMENT	Principal			7.50%, 09/01/2030	2	2
AGENCY OBLIGATIONS - 34.87%	Amount (000's)	Value(000	's)	7.50%, 01/01/2031	11	14
Federal Home Loan Mortgage Corporation (FHLMC) - 4.56%				7.50%, 03/01/2031	3	3
2.09%, 06/01/2043(e)	$980	$1,021		7.50%, 02/01/2032	4	5
2.72%, 12/01/2035(e)	40	42		8.00%, 09/01/2030	51	54
2.76%, 07/01/2034(e)	14	15				$182,950
2.77%, 07/01/2043(e)	5,397	5,575		Federal National Mortgage Association (FNMA) - 14.14%
2.83%, 05/01/2037(e)	300	317		2.30%, 10/01/2034(e)	164	171
2.86%, 01/01/2034(e)	47	48		2.45%, 12/01/2032(e)	97	101
3.00%, 01/01/2043	3,640	3,780		2.50%, 04/01/2028	3,761	3,873
3.00%, 02/01/2043	1,535	1,592		2.50%, 06/01/2028	245	253
3.00%, 03/01/2043	684	714		2.50%, 09/01/2029	1,149	1,183
3.50%, 06/01/2044	1,433	1,515		2.50%, 03/01/2030	13,633	14,054
3.50%, 04/01/2046	29,650	31,221		2.50%, 11/01/2031(k)	71,600	73,675
3.50%, 11/01/2046(k)	32,000	33,584		2.59%, 12/01/2036(e)	507	536
4.00%, 02/01/2044	14,247	15,360		2.64%, 01/01/2033(e)	53	55
4.00%, 10/01/2044	3,656	3,945		2.67%, 02/01/2036(e)	18	19
4.00%, 01/01/2045	9,571	10,329		2.70%, 04/01/2036(e)	243	255
4.00%, 08/01/2045	5,540	5,977		2.77%, 07/01/2033(e)	894	940
4.00%, 01/01/2046	16,183	17,323		2.99%, 08/01/2035(e)	217	232
4.50%, 04/01/2031	1,318	1,444		3.00%, 11/01/2026(k)	17,000	17,790
4.50%, 04/01/2041	8,025	8,809		3.00%, 07/01/2028	6,738	7,077
4.50%, 12/01/2043	7,632	8,415		3.00%, 10/01/2029	1,525	1,602
4.50%, 09/01/2044	9,666	10,624		3.00%, 10/01/2030	6,056	6,361
5.00%, 03/01/2018	99	102		3.00%, 08/01/2034	7,137	7,429
5.00%, 05/01/2018	74	76		3.00%, 10/01/2034	3,598	3,746
5.00%, 10/01/2018	51	53		3.00%, 12/01/2040	224	231
5.00%, 01/01/2019	94	97		3.00%, 11/01/2042	660	684
5.00%, 06/01/2031	1,060	1,178		3.00%, 03/01/2043	5,747	5,930
5.00%, 02/01/2039	1,174	1,297		3.00%, 04/01/2043	31,104	32,090
5.00%, 09/01/2039	2,728	3,047		3.00%, 04/01/2043	748	771
5.00%, 08/01/2040	2,738	3,063		3.00%, 05/01/2043	7,194	7,421
5.00%, 03/01/2041	3,189	3,558		3.00%, 05/01/2043	1,174	1,217
5.50%, 03/01/2018	37	37		3.00%, 08/01/2043	4,806	4,957
5.50%, 08/01/2023	625	679		3.00%, 11/01/2046(k)	39,500	40,666
5.50%, 05/01/2033	90	103		3.10%, 03/01/2035(e)	3,437	3,675
5.50%, 10/01/2033	85	96		3.21%, 04/01/2033(e)	172	182
5.50%, 12/01/2033	877	990		3.37%, 04/01/2041(e)	872	913
5.50%, 11/01/2036	721	822		3.50%, 04/01/2030	10,149	10,875
5.50%, 04/01/2038	340	390		3.50%, 10/01/2033	4,382	4,662
5.50%, 08/01/2038	620	720		3.50%, 08/01/2034	3,175	3,358
5.50%, 03/01/2040	956	1,092		3.50%, 01/01/2041	332	348
6.00%, 07/01/2017	1	1		3.50%, 11/01/2041(k)	46,000	48,293
6.00%, 03/01/2022	27	31		3.50%, 05/01/2043	526	559
6.00%, 07/01/2023	281	321		3.50%, 07/01/2043	2,616	2,786
6.00%, 06/01/2028	4	4		3.50%, 09/01/2044	8,209	8,713
6.00%, 01/01/2029	1	2		3.50%, 11/01/2044	5,617	5,956
6.00%, 03/01/2031	16	18		3.50%, 03/01/2045	11,307	12,022
6.00%, 12/01/2031	43	50		3.50%, 04/01/2045	5,290	5,594
6.00%, 12/01/2032	42	49		3.50%, 04/01/2046	17,470	18,350
6.00%, 02/01/2033	142	162		3.50%, 06/01/2046	9,863	10,372
6.00%, 12/01/2033	50	57		3.50%, 07/01/2046	14,851	15,618
6.00%, 10/01/2036(e)	330	382		3.50%, 10/01/2046	6,380	6,753
6.00%, 12/01/2037(e)	120	137		4.00%, 08/01/2020	972	1,008
6.00%, 01/01/2038	438	513		4.00%, 01/01/2029	3,047	3,195
6.00%, 01/01/2038(e)	69	80		4.00%, 02/01/2031	488	527
6.00%, 07/01/2038	1,491	1,711		4.00%, 03/01/2034	1,134	1,247
6.50%, 03/01/2029	1	1		4.00%, 04/01/2034	5,935	6,509
6.50%, 03/01/2029	8	10		4.00%, 05/01/2044	5,593	6,047
6.50%, 05/01/2029	11	13		4.00%, 06/01/2044	9,057	9,773
6.50%, 04/01/2031	5	6		4.00%, 02/01/2045	391	419
6.50%, 06/01/2031	1	1		4.00%, 03/01/2045	5,750	6,154
6.50%, 09/01/2031	4	4		4.00%, 05/01/2045	22,499	24,281
6.50%, 02/01/2032	3	4		4.00%, 10/01/2045	3,943	4,222
6.50%, 02/01/2032	1	1		4.00%, 10/01/2045	7,693	8,295
6.50%, 05/01/2032	14	17		4.00%, 12/01/2045	10,873	11,687
6.50%, 04/01/2035	98	118		4.50%, 04/01/2024	1,677	1,797
6.50%, 10/01/2035	74	90
7.00%, 12/01/2029	8	9
See accompanying notes.				242

Schedule of Investments
Core Plus Bond Fund
October 31, 2016

U.S. GOVERNMENT & GOVERNMENT	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal	Value (000's)
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)	AGENCY OBLIGATIONS (continued)	Amount (000's)
Federal National Mortgage Association (FNMA) (continued)			Government National Mortgage Association (GNMA) (continued)
4.50%, 12/01/2044	$14,391	$15,720	4.50%, 01/20/2044	$4,652	$5,024
4.50%, 10/01/2045	10,220	11,170	5.00%, 11/15/2033	2,694	3,023
4.50%, 11/01/2045	1,840	2,011	5.00%, 06/15/2034	52	58
5.00%, 03/01/2018	29	30	5.00%, 10/20/2039	251	280
5.00%, 09/01/2033	5,955	6,622	5.00%, 07/20/2040	471	511
5.00%, 02/01/2035	3,081	3,458	5.00%, 02/15/2042	1,917	2,148
5.00%, 05/01/2039	2,032	2,271	5.50%, 10/15/2033	969	1,146
5.00%, 05/01/2040	7,381	8,324	5.50%, 05/20/2035	102	116
5.00%, 06/01/2040	167	185	5.50%, 02/15/2038	1,172	1,327
5.00%, 05/01/2041	3,470	3,856	6.00%, 07/20/2028	45	51
5.00%, 06/01/2041	3,777	4,244	6.00%, 11/20/2028	39	45
5.00%, 10/01/2041	4,551	5,055	6.00%, 01/20/2029	43	51
5.00%, 01/01/2042	4,145	4,647	6.00%, 07/20/2029	10	11
5.50%, 09/01/2017	3	3	6.00%, 08/15/2031	21	24
5.50%, 10/01/2017	5	5	6.00%, 01/15/2032	4	5
5.50%, 06/01/2020	134	139	6.00%, 02/15/2032	38	43
5.50%, 09/01/2020	698	743	6.00%, 02/15/2033	42	48
5.50%, 02/01/2023	47	53	6.00%, 12/15/2033	48	57
5.50%, 06/01/2023	128	144	6.50%, 03/20/2028	8	9
5.50%, 07/01/2023	4	4	6.50%, 05/20/2029	8	9
5.50%, 07/01/2033	181	206	6.50%, 10/15/2032	23	27
5.50%, 09/01/2033	224	255	6.50%, 12/15/2032	88	101
5.50%, 08/01/2036	1,900	2,153	7.00%, 06/15/2031	15	18
5.50%, 02/01/2037	102	116	7.00%, 07/15/2031	2	2
5.50%, 04/01/2038	3,371	3,833	7.00%, 06/15/2032	131	152
5.50%, 12/01/2038	1,470	1,682	8.00%, 01/20/2031	6	7
5.50%, 05/01/2040	683	771			$192,233
6.00%, 02/01/2023	20	23	U.S. Treasury - 10.16%
6.00%, 11/01/2035	1,627	1,893	0.50%, 04/30/2017	1,975	1,975
6.00%, 02/01/2038(e)	746	854	0.88%, 07/15/2018	8,570	8,576
6.00%, 05/01/2038	153	175	1.25%, 11/30/2018	250	252
6.00%, 08/01/2038	428	490	1.25%, 01/31/2019	300	302
6.00%, 08/01/2038	233	267	1.25%, 01/31/2020	2,000	2,011
6.00%, 03/01/2040	4,627	5,308	1.25%, 07/31/2023	19,080	18,654
6.50%, 08/01/2017	4	4	1.38%, 12/31/2018(l)	45,520	45,966
6.50%, 05/01/2022	9	10	1.38%, 03/31/2020	13,650	13,774
6.50%, 12/01/2031	5	6	1.38%, 04/30/2020	12,450	12,560
6.50%, 02/01/2032	3	3	1.50%, 01/31/2022	2,025	2,035
6.50%, 02/01/2032	2	2	1.50%, 08/15/2026	100	97
6.50%, 04/01/2032	7	9	1.63%, 04/30/2023	500	501
6.50%, 06/01/2032	2	3	1.63%, 05/15/2026(l)	25,000	24,555
6.50%, 08/01/2032	11	13	1.75%, 09/30/2019	25,130	25,673
6.50%, 07/01/2037	605	733	1.75%, 10/31/2020	1,000	1,021
6.50%, 07/01/2037	392	466	1.75%, 04/30/2022	1,830	1,860
6.50%, 12/01/2037	479	551	1.88%, 11/30/2021	30,000	30,735
6.50%, 02/01/2038	480	581	2.00%, 05/31/2021	4,540	4,680
6.50%, 03/01/2038	215	247	2.13%, 08/31/2020	6,075	6,288
6.50%, 09/01/2038	779	942	2.13%, 12/31/2021	95	99
7.00%, 02/01/2032	17	18	2.13%, 05/15/2025	12,185	12,529
7.00%, 03/01/2032	36	39	2.25%, 11/15/2025	200	207
7.50%, 08/01/2032	8	8	2.38%, 05/31/2018	350	359
		$567,854	2.38%, 08/15/2024	325	341
Government National Mortgage Association (GNMA) - 4.79%			2.50%, 02/15/2045	450	442
1.50%, 07/20/2043(e)	917	940	2.75%, 08/15/2042	2,645	2,748
3.00%, 06/20/2043	4,656	4,871	2.88%, 08/15/2045	10,390	11,010
3.00%, 01/20/2045	2,424	2,529	3.00%, 11/15/2044	23,400	25,416
3.00%, 01/20/2046	8,607	8,977	3.00%, 05/15/2045	2,545	2,763
3.00%, 11/01/2046	68,000	70,837	3.00%, 11/15/2045	29,000	31,485
3.50%, 03/15/2042	1,765	1,906	3.13%, 02/15/2042	25	28
3.50%, 04/15/2042	435	464	3.25%, 12/31/2016	150	151
3.50%, 04/15/2042	1,882	2,014	3.38%, 05/15/2044	495	576
3.50%, 10/15/2042	2,097	2,223	3.75%, 11/15/2043(m)	37,035	46,030
3.50%, 06/15/2043	10,223	10,988	3.88%, 08/15/2040	44,545	55,727
3.50%, 01/20/2045	1,000	1,059	4.38%, 05/15/2040	12,140	16,291
3.50%, 11/01/2046	34,500	36,538	4.50%, 02/15/2036	175	238
4.00%, 02/15/2042	1,467	1,595	4.75%, 02/15/2041	70	99
4.00%, 02/20/2046	12,697	13,604	6.25%, 05/15/2030	100	151
4.50%, 06/20/2025	4,358	4,697			$408,205
4.50%, 09/15/2039	469	526	U.S. Treasury Bill - 0.25%
4.50%, 03/15/2040	4,788	5,287	0.30%, 12/01/2016(n)	10,000	9,999
4.50%, 08/15/2040	8,058	8,885

See accompanying notes.

		Schedule of Investments
		Core Plus Bond Fund
		October 31, 2016

U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value(000	's)
U.S. Treasury Inflation-Indexed Obligations - 0.97%
0.13%, 04/15/2019	$4,214	$4,281
0.13%, 01/15/2022	4,682	4,775
0.13%, 07/15/2024	8,926	9,017
0.25%, 01/15/2025	20,597	20,870
		$38,943
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
OBLIGATIONS		$1,400,184
Total Investments		$4,323,255
Other Assets and Liabilities - (7.66)%		$(307,602)
TOTAL NET ASSETS - 100.00%		$4,015,653

(a)	Non-Income Producing Security
(b)	Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Board of Directors. At the end of the period, the fair value of these securities totaled $1,740 or 0.04% of net assets.
(c)	Security is Illiquid. At the end of the period, the value of these securities totaled $2,886 or 0.07% of net assets.
(d)	Perpetual security. Perpetual securities pay an indefinite stream of interest, but they may be called by the issuer at an earlier date.
(e)	Variable Rate. Rate shown is in effect at October 31, 2016.
(f)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $617,007 or 15.37% of net assets.
(g)	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(h)	Security purchased on a when-issued basis.
(i)	Security is an Interest Only Strip.
(j)	This Senior Floating Rate Note will settle after October 31, 2016, at which time the interest rate will be determined.
(k)	Security was purchased in a "to-be-announced" ("TBA") transaction. See Notes to Financial Statements for additional information.
(l)	Security or a portion of the security was pledged to cover margin requirements for swap and/or swaption contracts. At the end of the period, the value of these securities totaled $10,777 or 0.27% of net assets.
(m)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $2,575 or 0.06% of net assets.
(n)	Rate shown is the discount rate of the original purchase.

Portfolio Summary (unaudited)
Sector		Percent
Mortgage Securities			33.00%
Financial			14.78%
Government			12.66%
Asset Backed Securities			11.19%
Consumer, Non-cyclical			8.11%
Communications			5.68%
Consumer, Cyclical			4.92%
Energy			4.64%
Utilities			3.32%
Industrial			2.95%
Investment Companies			2.22%
Technology			2.20%
Basic Materials			1.96%
Diversified			0.03%
Other Assets and Liabilities			(7.66)%
TOTAL NET ASSETS			100.00%

Exchange Cleared Credit Default Swaps

Buy Protection
	Implied
	Credit Spread (Pay)/				Upfront	Unrealized
	as of October Receive		Expiration	Notional	Premiums	Appreciation/
Reference Entity	31, 2016 (a)	Fixed Rate	Date	Amount	Paid/(Received)	(Depreciation)	Fair Value
CDX.NA.HY.26	N/A	(5.00)%	06/20/2021	$63,000	$ (1,644)	$(1,048)	$(2,692)

See accompanying notes.

Schedule of Investments
Core Plus Bond Fund
October 31, 2016

Exchange Cleared Credit Default Swaps (continued)

Buy Protection (continued)
		Implied
		Credit Spread	(Pay)/			Upfront		Unrealized
		as of October	Receive	Expiration	Notional	Premiums		Appreciation/
	Reference Entity	31, 2016 (a)	Fixed Rate	Date	Amount	Paid/(Received)		(Depreciation)	Fair Value
	CDX.NA.HY.27	N/A	(5.00)%	12/20/2021	$18,190	$(760	) $	149	$(611)
	CDX.NA.HY.27	N/A	(5.00)%	12/20/2021	71,610	(3,166)		760	(2,406)
Total						$(5,570	) $	(139)	$(5,709)

Amounts in thousands

(a) Implied credit spreads, represented in absolute terms, used in determining the market value of credit default swap agreements on corporate issues or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments requiredtobe made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Foreign Currency Contracts

						Unrealized Appreciation/(Depreciation)
Counterparty	Delivery Date	Contracts to Accept		In Exchange For	Fair Value	Asset	Liability
Brown Brothers Harriman & Co	12/06/2016	JPY	3,685,529	$36	$35	$—	$(1)
Total						$—	$(1)
						Unrealized Appreciation/(Depreciation)
Counterparty	Delivery Date	Contracts to Deliver		In Exchange For	Fair Value	Asset	Liability
Brown Brothers Harriman & Co	11/04/2016	EUR	18,057,084	$20,346	$19,824	$522	$—
Brown Brothers Harriman & Co	11/04/2016	GBP	4,501,244	6,014	5,510	504	—
Brown Brothers Harriman & Co	12/06/2016	CHF	66,306	68	67	1	—
Brown Brothers Harriman & Co	12/06/2016	EUR	7,509,539	8,439	8,254	185	—
Brown Brothers Harriman & Co	12/06/2016	GBP	1,160,732	1,544	1,421	123	—
Goldman Sachs & Co	12/06/2016	CAD	624,698	477	466	11	—
Goldman Sachs & Co	12/06/2016	JPY	611,501,759	5,944	5,839	105	—
Goldman Sachs & Co	12/06/2016	SEK	888,004	104	98	6	—
JPMorgan Chase	12/06/2016	AUD	432,512	326	329	—	(3)
JPMorgan Chase	12/06/2016	DKK	903,859	137	134	3	—
JPMorgan Chase	12/06/2016	MXN	16,289,781	858	858	—	—
JPMorgan Chase	12/06/2016	PLN	387,632	100	99	1	—
Total						$1,461	$(3)

Amounts in thousands except contracts

Futures Contracts

							Unrealized
Type	Long/Short		Contracts	Notional Value		Fair Value	Appreciation/(Depreciation)
US 10 Year Note; December 2016		Long	198	$25,999		$25,666	$(333)
US 10 Year Ultra Note; December 2016		Long	298	43,024		42,171	(853)
US 2 Year Note; December 2016		Short	350	76,473		76,349	124
US 5 Year Note; December 2016		Short	70	8,508		8,456	52
US Long Bond; December 2016		Short	25	4,266		4,068	198
Total							$(812)

Amounts in thousands except contracts

See accompanying notes.

     Schedule of Investments Diversified International Fund October 31, 2016

COMMON STOCKS - 96.64%	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Advertising - 0.93%				Commercial Services (continued)
WPP PLC	3,435,973	$74,606		New Oriental Education & Technology Group	737,029	$36,947
				Inc ADR(a)
Aerospace & Defense - 0.50%				Qualicorp SA	3,007,800	19,440
Thales SA	423,539	39,849		TAL Education Group ADR(a)	442,735	36,056
						$202,303
Agriculture - 1.73%				Computers - 1.33%
British American Tobacco PLC	1,606,574	92,078		Atos SE	296,008	30,718
KT&G Corp	471,165	46,471		Capgemini SA	541,405	44,838
		$138,549		CGI Group Inc (a)	653,200	31,026
Airlines - 0.47%						$106,582
Ryanair Holdings PLC ADR(a)	502,521	37,734		Cosmetics & Personal Care - 0.55%
				Svenska Cellulosa AB SCA	1,539,065	43,591
Apparel - 0.86%
Adidas AG	303,618	49,883		Distribution & Wholesale - 2.02%
Burberry Group PLC	1,043,309	18,816		ITOCHU Corp	2,766,700	34,940
		$68,699		Mitsubishi Corp	3,845,100	83,688
Automobile Manufacturers - 3.17%				Sumitomo Corp	3,697,100	42,504
Fuji Heavy Industries Ltd	1,807,100	70,615				$161,132
Maruti Suzuki India Ltd	599,343	52,983		Diversified Financial Services - 1.55%
Tata Motors Ltd ADR	598,173	23,574		Macquarie Group Ltd	622,857	37,651
Toyota Motor Corp	1,825,637	105,899		ORIX Corp	4,252,490	67,387
		$253,071		Zenkoku Hosho Co Ltd	430,000	18,488
Automobile Parts & Equipment - 0.95%						$123,526
Continental AG	230,577	44,292		Electric - 1.82%
Toyota Industries Corp	687,400	31,540		Enel SpA	8,444,637	36,306
		$75,832		Iberdrola SA	6,016,413	40,945
Banks - 11.61%				Korea Electric Power Corp	1,135,517	49,123
Australia & New Zealand Banking Group Ltd	2,451,318	51,761		Power Grid Corp of India Ltd	7,333,784	19,234
Axis Bank Ltd	4,069,574	29,769				$145,608
Bancolombia SA ADR	419,196	16,047		Electrical Components & Equipment - 0.50%
Bangkok Bank PCL	3,195,700	14,510		Brother Industries Ltd	950,300	17,437
Bank of Ireland (a)	130,674,624	27,972		Prysmian SpA	894,586	22,247
Bank of Nova Scotia/The	1,246,800	67,002				$39,684
Bank Rakyat Indonesia Persero Tbk PT	23,332,700	21,787		Electronics - 1.07%
Barclays Africa Group Ltd	2,665,568	30,932		Hitachi High-Technologies Corp	351,500	14,660
BNP Paribas SA	1,626,377	94,303		Hoya Corp	1,214,204	50,661
Credicorp Ltd	202,547	30,115		Yokogawa Electric Corp	1,451,700	20,392
Danske Bank A/S	1,668,297	51,465				$85,713
Erste Group Bank AG	1,272,700	39,911		Energy - Alternate Sources - 0.68%
HDFC Bank Ltd (b)	355,715	7,907		Vestas Wind Systems A/S	676,099	54,166
HDFC Bank Ltd ADR	337,430	23,883
ING Groep NV	4,370,290	57,369		Engineering & Construction - 2.49%
Mitsubishi UFJ Financial Group Inc	15,456,976	79,755		Aena SA (c)	226,584	33,203
Royal Bank of Canada	1,116,059	69,728		Eiffage SA	574,135	42,506
Sberbank of Russia PJSC ADR	2,816,112	26,672		Promotora y Operadora de Infraestructura	1,453,967	16,220
Siam Commercial Bank PCL/The (b)	2,948,900	12,074		SAB de CV
Skandinaviska Enskilda Banken AB	3,973,136	40,075		Skanska AB	1,348,492	29,284
Toronto-Dominion Bank/The	2,182,334	99,021		Vinci SA	1,078,631	78,114
Yes Bank Ltd	1,895,530	35,986				$199,327
		$928,044		Entertainment - 0.18%
Beverages - 0.55%				Paddy Power Betfair PLC	141,994	14,709
Diageo PLC	1,650,428	43,929
				Food - 3.81%
Biotechnology - 0.86%				Greencore Group PLC	3,838,231	15,489
CSL Ltd	408,299	31,156		JBS SA	6,184,900	18,834
Genmab A/S (a)	229,114	37,729		Koninklijke Ahold Delhaize NV (a)	2,663,636	60,764
		$68,885		Marine Harvest ASA (a)	1,289,507	23,400
Building Materials - 1.27%				Nestle SA	1,671,397	121,200
CRH PLC	2,270,483	73,709		Tate & Lyle PLC	2,853,868	27,217
Kingspan Group PLC	1,159,133	28,167		Uni-President Enterprises Corp	9,716,840	18,773
		$101,876		X5 Retail Group NV (a)	636,572	18,974
Chemicals - 1.82%						$304,651
Covestro AG (c)	353,820	20,952		Food Service - 0.54%
Evonik Industries AG	1,039,105	32,541		Compass Group PLC	2,377,090	43,012
Givaudan SA	16,008	30,961
Lonza Group AG (a)	324,451	61,225		Forest Products & Paper - 1.09%
		$145,679		Mondi PLC	2,104,109	41,063
Commercial Services - 2.53%				UPM-Kymmene OYJ	1,980,478	46,069
Ashtead Group PLC	2,269,627	35,364				$87,132
Brookfield Business Partners LP	21,310	495		Gas - 0.64%
Intertek Group PLC	904,272	37,728		National Grid PLC	3,914,924	50,925
Kroton Educacional SA	7,286,500	36,273

See accompanying notes.

     Schedule of Investments Diversified International Fund October 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Hand & Machine Tools - 0.20%				Oil & Gas (continued)
Fuji Electric Co Ltd	3,169,737	$15,828		China Petroleum & Chemical Corp	37,520,000	$27,134
				Galp Energia SGPS SA	1,747,406	23,692
Healthcare - Services - 1.04%				LUKOIL PJSC ADR	1,130,225	54,977
Fresenius SE & Co KGaA	886,213	65,480		Seven Generations Energy Ltd (a)	1,093,700	23,320
ICON PLC (a)	215,752	17,321		TOTAL SA	1,844,710	88,371
		$82,801				$306,027
Holding Companies - Diversified - 0.68%				Oil & Gas Services - 0.41%
Wharf Holdings Ltd/The	7,217,000	54,111		Technip SA	489,298	32,475

Home Builders - 2.55%				Pharmaceuticals - 4.79%
Barratt Developments PLC	7,045,236	39,069		Actelion Ltd (a)	302,389	43,694
Haseko Corp	1,522,100	14,813		BTG PLC (a)	1,804,399	14,520
Iida Group Holdings Co Ltd	914,600	17,679		Daiichi Sankyo Co Ltd	1,080,800	25,971
Persimmon PLC	1,100,626	22,783		Novo Nordisk A/S	2,141,219	76,282
Sekisui House Ltd	3,964,668	65,511		Recordati SpA	802,575	22,696
Taylor Wimpey PLC	25,572,085	44,284		Roche Holding AG	571,281	131,213
		$204,139		Shire PLC	1,215,776	68,646
Home Furnishings - 0.18%						$383,022
Howden Joinery Group PLC	3,068,619	14,052		Pipelines - 1.10%
				TransCanada Corp	1,934,727	87,584
Insurance - 4.03%
BB Seguridade Participacoes SA	4,865,700	48,779		Private Equity - 0.77%
Direct Line Insurance Group PLC	531,873	2,250		3i Group PLC	6,091,013	49,929
Fairfax Financial Holdings Ltd	55,071	28,205		Intermediate Capital Group PLC	1,590,573	11,782
Hannover Rueck SE	601,649	67,121				$61,711
NN Group NV	1,483,010	44,672		Real Estate - 2.53%
PICC Property & Casualty Co Ltd	2,755,775	4,448		Brookfield Asset Management Inc	2,717,902	95,176
Sanlam Ltd	4,355,356	21,096		Cheung Kong Property Holdings Ltd	3,284,840	24,284
SCOR SE	1,034,980	33,517		Deutsche Wohnen AG	945,922	30,905
Swiss Re AG	463,849	43,051		New World Development Co Ltd	16,206,000	20,148
Tokio Marine Holdings Inc	734,750	28,981		Vonovia SE	641,387	22,612
		$322,120		Wheelock & Co Ltd	1,466,631	9,026
Internet - 3.40%						$202,151
Alibaba Group Holding Ltd ADR(a)	742,842	75,540		REITS - 0.60%
Auto Trader Group PLC (c)	5,416,842	24,817		Fibra Uno Administracion SA de CV	11,476,960	21,842
NAVER Corp	58,423	43,710		Mirvac Group	16,294,388	25,848
Tencent Holdings Ltd	4,831,332	128,041				$47,690
		$272,108		Retail - 4.30%
Investment Companies - 0.41%				Alimentation Couche-Tard Inc	1,640,946	82,433
Investor AB	930,964	33,061		Dollarama Inc	935,516	69,907
				Lojas Renner SA	6,084,500	51,447
Iron & Steel - 0.46%				Pandora A/S	592,129	77,010
Fortescue Metals Group Ltd	4,578,115	19,212		Wal-Mart de Mexico SAB de CV	19,881,878	42,055
Hitachi Metals Ltd	1,402,700	17,533		Zalando SE (a),(c)	481,249	21,163
		$36,745				$344,015
Leisure Products & Services - 0.23%				Semiconductors - 4.83%
Hero MotoCorp Ltd	373,149	18,730		Infineon Technologies AG	3,193,160	57,430
				Samsung Electronics Co Ltd	83,656	119,655
Machinery - Construction & Mining - 1.24%				Taiwan Semiconductor Manufacturing Co Ltd	21,753,544	130,551
ABB Ltd (a)	3,001,659	61,926		Tokyo Electron Ltd	682,800	61,592
Hitachi Ltd	6,912,000	36,847		Ulvac Inc	529,800	16,728
		$98,773				$385,956
Machinery - Diversified - 1.15%				Software - 1.69%
Hexagon AB	621,482	21,747		NetEase Inc ADR	57,919	14,885
KION Group AG	280,245	16,933		Open Text Corp	453,100	28,132
Mitsubishi Heavy Industries Ltd	9,216,000	39,425		SAP SE	728,443	64,176
Sumitomo Heavy Industries Ltd	2,603,000	13,703		Ubisoft Entertainment SA (a)	831,121	28,279
		$91,808				$135,472
Media - 0.39%				Telecommunications - 6.58%
ProSiebenSat.1 Media SE	715,842	30,852		Bharti Infratel Ltd	3,933,146	20,486
				BT Group PLC	8,910,956	40,902
Mining - 1.16%				China Mobile Ltd	5,420,546	62,100
Kinross Gold Corp (a)	8,456,900	32,849		China Telecom Corp Ltd	80,315,444	41,408
Teck Resources Ltd	2,760,000	59,591		Deutsche Telekom AG	3,827,353	62,444
		$92,440		KDDI Corp	2,154,638	65,486
Miscellaneous Manufacturers - 1.07%				Nippon Telegraph & Telephone Corp	1,621,463	71,891
Siemens AG	553,037	62,835		NTT DOCOMO Inc	2,575,900	64,691
Sunny Optical Technology Group Co Ltd	4,637,000	22,614		Orange SA	3,996,757	62,884
		$85,449		Telekomunikasi Indonesia Persero Tbk PT	105,268,400	33,988
Oil & Gas - 3.83%						$526,280
Bharat Petroleum Corp Ltd	3,697,790	37,126		Toys, Games & Hobbies - 0.30%
Birchcliff Energy Ltd (a)	2,120,600	13,502		Nintendo Co Ltd	98,300	23,696
Canadian Natural Resources Ltd	1,194,300	37,905

See accompanying notes.

Schedule of Investments
Diversified International Fund
October 31, 2016

COMMON STOCKS (continued)	Shares Held	Value (000's)	Portfolio Summary (unaudited)
Transportation - 0.83%			Country	Percent
Canadian National Railway Co	1,050,248	$66,023	Japan	15.28%
			Canada	11.15%
Water - 0.37%			United Kingdom	8.60%
Veolia Environnement SA	1,368,184	29,891	Germany	8.13%
			France	7.58%
TOTAL COMMON STOCKS		$7,723,824	Switzerland	6.18%
INVESTMENT COMPANIES - 2.20%	Shares Held	Value (000's)	China	4.84%
Money Market Funds - 2.20%			Denmark	3.70%
Goldman Sachs Financial Square Funds -	175,782,620	175,783	India	3.36%
Government Fund			Korea, Republic Of	3.25%
			Brazil	3.12%
TOTAL INVESTMENT COMPANIES		$175,783	United States	3.06%
PREFERRED STOCKS - 0.93%	Shares Held	Value (000's)	Ireland	2.68%
Holding Companies - Diversified - 0.41%			Hong Kong	2.13%
Itausa - Investimentos Itau SA 0.06%(d)	11,021,800	$32,526	Sweden	2.10%
			Australia	2.08%
Iron & Steel - 0.52%			Netherlands	2.04%
Vale SA 0.00%(a),(d)	6,388,900	41,392	Taiwan, Province Of China	1.86%
			Russian Federation	1.26%
TOTAL PREFERRED STOCKS		$73,918	South Africa	1.16%
			Italy	1.01%
Total Investments		$7,973,525
			Mexico	1.00%
Other Assets and Liabilities - 0.23%		$18,540
			Spain	0.92%
TOTAL NET ASSETS - 100.00%		$7,992,065
			Indonesia	0.69%
			Finland	0.58%
(a) Non-Income Producing Security			Austria	0.50%
(b)		Fair value of these investments is determined in good faith by the Manager	Peru	0.38%
under procedures established and periodically reviewed by the Board of			Thailand	0.33%
Directors. At the end of the period, the fair value of these securities totaled			Portugal	0.30%
$19,981 or 0.25% of net assets.			Norway	0.29%
(c)		Security exempt from registration under Rule 144A of the Securities Act of	Colombia	0.20%
1933. These securities may be resold in transactions exempt from			Bermuda	0.01%
registration, normally to qualified institutional buyers. At the end of the			Other Assets and Liabilities	0.23%
period, the value of these securities totaled $100,135 or 1.25% of net			TOTAL NET ASSETS	100.00%
assets.
(d)	Variable Rate. Rate shown is in effect at October 31, 2016.

See accompanying notes.

Schedule of Investments Equity Income Fund October 31, 2016

COMMON STOCKS - 98.61%	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Aerospace & Defense - 1.45%				Insurance - 4.58%
Boeing Co/The	354,849	$50,541		Allstate Corp/The	828,046	$56,224
Lockheed Martin Corp	15,987	3,939		Chubb Ltd	1,127,832	143,235
Raytheon Co	174,976	23,903		MetLife Inc	402,699	18,911
		$78,383		Swiss Re AG ADR	1,235,389	28,667
Airlines - 0.91%						$247,037
Delta Air Lines Inc	1,176,453	49,140		Machinery - Diversified - 2.25%
				Deere & Co	1,374,028	121,327
Apparel - 0.98%
VF Corp	976,520	52,937		Media - 0.35%
				Walt Disney Co/The	201,344	18,663
Automobile Manufacturers - 1.48%
PACCAR Inc	1,453,126	79,806		Miscellaneous Manufacturers - 2.22%
				3M Co	190,703	31,523
Automobile Parts & Equipment - 1.46%				Parker-Hannifin Corp	717,750	88,104
Adient plc (a)	53,824	2,450				$119,627
Autoliv Inc	786,301	76,098		Oil & Gas - 10.42%
		$78,548		Chevron Corp	660,554	69,193
Banks - 9.52%				Cimarex Energy Co	625,553	80,778
Bank of Nova Scotia/The	1,120,316	60,228		Exxon Mobil Corp	956,201	79,671
Grupo Financiero Santander Mexico SAB de	2,314,867	20,949		HollyFrontier Corp	487,830	12,171
CV ADR				Marathon Petroleum Corp	2,523,453	109,997
JPMorgan Chase & Co	1,804,877	125,006		Occidental Petroleum Corp	1,467,253	106,977
M&T Bank Corp	272,533	33,448		Royal Dutch Shell PLC - B shares ADR	1,970,495	103,077
PNC Financial Services Group Inc/The	1,118,564	106,935				$561,864
US Bancorp	1,884,294	84,341		Pharmaceuticals - 7.52%
Wells Fargo & Co	1,791,713	82,437		Johnson & Johnson	599,606	69,548
		$513,344		Merck & Co Inc	1,369,609	80,424
Beverages - 1.07%				Novartis AG ADR	736,460	52,303
Coca-Cola Co/The	1,147,924	48,672		Pfizer Inc	2,093,403	66,382
Dr Pepper Snapple Group Inc	104,325	9,159		Roche Holding AG ADR	2,800,865	80,315
		$57,831		Teva Pharmaceutical Industries Ltd ADR	1,314,723	56,191
Chemicals - 1.91%						$405,163
Air Products & Chemicals Inc	349,930	46,688		Pipelines - 2.12%
EI du Pont de Nemours & Co	512,983	35,288		Enterprise Products Partners LP	4,520,262	114,091
PPG Industries Inc	226,146	21,061
		$103,037		Private Equity - 1.33%
Computers - 3.64%				KKR & Co LP	5,056,684	71,754
Accenture PLC - Class A	170,728	19,845
Apple Inc	1,368,978	155,434		REITS - 4.98%
International Business Machines Corp	136,208	20,934		AGNC Investment Corp	1,983,709	39,793
		$196,213		Annaly Capital Management Inc	5,482,816	56,802
Diversified Financial Services - 6.94%				Digital Realty Trust Inc	914,768	85,467
BlackRock Inc	331,957	113,277		Host Hotels & Resorts Inc	2,818,759	43,634
Discover Financial Services	2,356,290	132,730		Simon Property Group Inc	229,849	42,743
FNF Group	3,572,806	128,299				$268,439
		$374,306		Retail - 2.66%
Electric - 5.46%				Costco Wholesale Corp	269,156	39,800
Eversource Energy	1,350,349	74,350		Genuine Parts Co	422,116	38,240
NextEra Energy Inc	514,112	65,806		Starbucks Corp	1,168,669	62,021
WEC Energy Group Inc	1,271,402	75,928		Tiffany & Co	41,300	3,032
Xcel Energy Inc	1,879,455	78,092				$143,093
		$294,176		Semiconductors - 6.32%
Electrical Components & Equipment - 0.73%				Applied Materials Inc	2,815,723	81,881
Emerson Electric Co	778,518	39,455		Maxim Integrated Products Inc	1,488,534	58,990
				Microchip Technology Inc	2,098,624	127,072
Electronics - 1.39%				Taiwan Semiconductor Manufacturing Co Ltd	2,338,611	72,731
Garmin Ltd	50,391	2,437		ADR
Honeywell International Inc	462,742	50,753				$340,674
Johnson Controls International plc	538,235	21,702		Software - 1.67%
		$74,892		Fidelity National Information Services Inc	448,355	33,143
Food - 3.38%				Microsoft Corp	952,109	57,050
Kraft Heinz Co/The	871,816	77,548				$90,193
Kroger Co/The	3,375,663	104,578		Telecommunications - 2.70%
		$182,126		BCE Inc	1,655,209	75,213
Gas - 1.19%				Verizon Communications Inc	1,457,218	70,092
Sempra Energy	598,724	64,123				$145,305
				Toys, Games & Hobbies - 2.34%
Healthcare - Products - 3.69%				Hasbro Inc	1,509,035	125,869
Abbott Laboratories	1,550,185	60,829
Becton Dickinson and Co	333,992	56,081		Transportation - 1.95%
Medtronic PLC	998,400	81,889		Union Pacific Corp	778,215	68,623
		$198,799

See accompanying notes.

		Schedule of Investments
		Equity Income Fund
		October 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)
Transportation (continued)
United Parcel Service Inc	337,361	$36,354
		$104,977
TOTAL COMMON STOCKS		$5,315,192
INVESTMENT COMPANIES - 1.32%	Shares Held	Value(000	's)
Money Market Funds - 1.32%
Morgan Stanley Institutional Liquidity Funds -	71,078,532	71,079
Government Portfolio

TOTAL INVESTMENT COMPANIES		$71,079
Total Investments		$5,386,271
Other Assets and Liabilities - 0.07%		$3,662
TOTAL NET ASSETS - 100.00%		$5,389,933

(a) Non-Income Producing Security

Portfolio Summary (unaudited)
Sector		Percent
Financial		27.35%
Consumer, Non-cyclical		15.66%
Energy		12.54%
Technology		11.63%
Industrial		9.99%
Consumer, Cyclical		9.83%
Utilities		6.65%
Communications		3.05%
Basic Materials		1.91%
Investment Companies		1.32%
Other Assets and Liabilities		0.07%
TOTAL NET ASSETS		100.00%

See accompanying notes.

Schedule of Investments
Finisterre Unconstrained Emerging Markets Bond Fund
October 31, 2016

	Principal				Principal
BONDS- 93.47%	Amount (000's) Value (000's)			BONDS (continued)	Amount (000's) Value (000's)
Banks- 7.71%				Sovereign (continued)
Banque Centrale de Tunisie International				Hungary Government International Bond
Bond				5.75%, 11/22/2023		$1,150	$1,342
5.75%, 01/30/2025		$500	$482	Indonesia Treasury Bond
Letras del Banco Central de la Republica				7.88%, 04/15/2019	IDR	5,500,000	433
Argentina				8.38%, 03/15/2024		6,500,000	529
0.00%, 01/18/2017(a)	ARS	6,000	375	Iraq International Bond
Sberbank of Russia Via SB Capital SA				5.80%, 01/15/2028(h)		$400	322
5.25%, 05/23/2023		$200	196	KazAgro National Management Holding JSC
Turkiye Halk Bankasi AS				3.26%, 05/22/2019	EUR	700	759
4.88%, 07/19/2017		500	504	Lebanon Government International Bond
Turkiye Is Bankasi				5.45%, 11/28/2019		$750	739
5.50%, 04/21/2022(b)		400	399	Peruvian Government International Bond
			$1,956	6.35%, 08/12/2028(b)	PEN	1,250	384
Building Materials - 2.19%				Saudi Government International Bond
				3.25%, 10/26/2026(b)		$500	493
St Marys Cement Inc Canada
5.75%, 01/28/2027(b)		550	555	4.50%, 10/26/2046(b)		600	590
				Serbia International Bond
Chemicals - 5.86%				4.88%, 02/25/2020		800	828
Equate Petrochemical BV				5.88%, 12/03/2018		550	582
3.00%, 03/03/2022(b),(c),(d)		400	393	Turkey Government International Bond
4.25%, 11/03/2026(b),(c)		500	496	4.88%, 10/09/2026		600	598
Mexichem SAB de CV				5.13%, 03/25/2022		525	542
5.88%, 09/17/2044(b)		200	194				$10,920
OCP SA				Supranational Bank - 3.50%
4.50%, 10/22/2025		400	403	African Export-Import Bank
			$1,486	3.88%, 06/04/2018		250	253
Diversified Financial Services - 1.04%				Banque Ouest Africaine de Developpement
Dragon Aviation Finance Luxembourg SA				5.50%, 05/06/2021		300	318
4.00%, 11/28/2022(e)		266	265	Black Sea Trade & Development Bank
				4.88%, 05/06/2021		300	318
Entertainment - 2.05%							$889
Codere Finance 2 Luxembourg SA				Telecommunications - 8.56%
9.00%, PIK 9.00%, 06/30/2021(f)		508	520	Digicel Group Ltd
				7.13%, 04/01/2022		300	238
Media- 1.99%				Digicel Ltd
Globo Comunicacao e Participacoes SA				6.00%, 04/15/2021		500	447
4.84%, 06/08/2025(d)		500	505	GTH Finance BV
				6.25%, 04/26/2020		750	783
Oil & Gas - 12.24%				MTN Mauritius Investment Ltd
Delek & Avner Tamar Bond Ltd				5.37%, 02/13/2022(b)		700	705
5.41%, 12/30/2025(b)		370	394				$2,173
Genel Energy Finance PLC				TOTAL BONDS			$23,726
7.50%, 05/14/2019(b)		600	498		Principal
Odebrecht Offshore Drilling Finance Ltd				CONVERTIBLE BONDS - 1.58%	Amount (000's) Value (000's)
6.75%, 10/01/2023		856	173	Investment Companies - 1.58%
Petrobras Global Finance BV				Aabar Investments PJSC
8.38%, 05/23/2021		800	885	1.00%, 03/27/2022	EUR	500	401
Petroleos de Venezuela SA
5.38%, 04/12/2027		600	220	TOTAL CONVERTIBLE BONDS			$401
Tengizchevroil Finance Co International Ltd				Total Investments			$24,127
4.00%, 08/15/2026(b)		300	289
				Other Assets and Liabilities - 4.95%			$1,257
Zhaikmunai LLP				TOTAL NET ASSETS - 100.00%			$25,384
6.38%, 02/14/2019		700	649
			$3,108
Real Estate - 2.90%				(a) Non-Income Producing Security
MAF Global Securities Ltd				(b)	Security exempt from registration under Rule 144A of the Securities Act of
7.13%, 10/29/2049(d),(g)		700	737	1933. These securities may be resold in transactions exempt from
				registration, normally to qualified institutional buyers. At the end of the
REITS- 2.41%				period, the value of these securities totaled $5,390 or 21.23% of net assets.
Trust F/1401				(c)	Security purchased on a when-issued basis.
6.95%, 01/30/2044		600	612	(d)	Variable Rate. Rate shown is in effect at October 31, 2016.
				(e)	Fair value of these investments is determined in good faith by the Manager
Sovereign - 43.02%				under procedures established and periodically reviewed by the Board of
Argentine Bonos del Tesoro				Directors. At the end of the period, the fair value of these securities totaled
16.00%, 10/17/2023	ARS	5,682	377	$265 or 1.04% of net assets.
Brazil Minas SPE via State of Minas Gerais				(f)	Payment in kind; the issuer has the option of paying additional securities
5.33%, 02/15/2028(d)		$900	882	in lieu of cash.
Brazil Notas do Tesouro Nacional Serie F				(g)	Perpetual security. Perpetual securities pay an indefinite stream of
10.00%, 01/01/2025	BRL	3,000	878	interest, but they may be called by the issuer at an earlier date.
Gabon Government International Bond				(h)	Security is Illiquid. At the end of the period, the value of these securities
6.38%, 12/12/2024		$700	642	totaled $322 or 1.27% of net assets.

See accompanying notes.

Schedule of Investments
Finisterre Unconstrained Emerging Markets Bond Fund
October 31, 2016

Portfolio Summary (unaudited)
Country			Percent
Netherlands			10.07%
Turkey			8.06%
Cayman Islands			7.05%
Kazakhstan			5.55%
Serbia			5.55%
Brazil			5.45%
Hungary			5.29%
Saudi Arabia			4.27%
Luxembourg			3.86%
Bermuda			3.84%
Indonesia			3.78%
Supranational			3.50%
Mexico			3.18%
Argentina			2.97%
Lebanon			2.91%
Mauritius			2.78%
Gabon			2.53%
Canada			2.19%
United Kingdom			1.96%
Tunisia			1.90%
Morocco			1.59%
United Arab Emirates			1.58%
Israel			1.55%
Peru			1.51%
Iraq			1.27%
Venezuela			0.86%
Other Assets and Liabilities			4.95%
TOTAL NET ASSETS			100.00%

Credit Default Swaps

Buy Protection
		Implied
		Credit Spread (Pay)/				Upfront	Unrealized
		as of October Receive		Expiration	Notional	Premiums	Appreciation/	Fair Value
Counterparty (Issuer)	Reference Entity	31, 2016 (a)	Fixed Rate	Date	Amount	Paid/(Received)	(Depreciation)	Asset	Liability
Citigroup Inc	CDX.EM.25	N/A	(1.00)%	06/20/2021	$1,300	$85	$(6)	$79	$—
Citigroup Inc	Columbia	1.74%	(1.00)%	12/20/2021	1,300	45	2	47	—
	Government
	International Bond
Citigroup Inc	Turkey Government	2.53%	(1.00)%	12/20/2021	900	65	—	65	—
	International Bond
HSBC Securities Inc	Indonesia	1.53%	(1.00)%	12/20/2021	2,000	51	—	51	—
	Government
	International Bond
Total						$246	$(4)	$242	$—

Sell Protection
		Implied
		Credit Spread (Pay)/				Upfront	Unrealized
		as of October Receive		Expiration	Notional	Premiums	Appreciation/	Fair Value (c)
Counterparty (Issuer)	Reference Entity	31, 2016 (a)	Fixed Rate	Date	Amount (b)	Paid/(Received) )	(Depreciation	Asset	Liability
Citigroup Inc	Argentine Republic	3.71%	5.00%	06/20/2021	$700	$33	$5	$38	$—
	Government
	International Bond
HSBC Securities Inc	China Government	1.09%	1.00%	12/20/2021	1,000	(4)	(1)	—	(5)
	International Bond
HSBC Securities Inc	Croatia Government	1.86%	1.00%	06/20/2021	1,000	(55)	17	—	(38)
	International Bond
HSBC Securities Inc	MARKIT ITRX	N/A	1.00%	12/20/2021	1,000	(10)	3	—	(7)
	ASIAXJ IG 12/21
Total						$(36)	$24	$38	$(50)

Amounts in thousands

(a) Implied credit spreads, represented in absolute terms, used in determining the market value of credit default swap agreements on corporate issues or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments requiredtobe made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(b) The maximum potential payment amount that the seller of credit protection could be required to make if a credit event occurs as defined under the terms of that particular swap agreement is $3,700.

See accompanying notes.

Schedule of Investments
Finisterre Unconstrained Emerging Markets Bond Fund
October 31, 2016

Credit Default Swaps (continued)

(c) The market price and resulting market value for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit default swap as of the period end. Increasing market values, in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Foreign Currency Contracts

						Unrealized Appreciation/(Depreciation)
Counterparty	Delivery Date	Contracts to Accept		In Exchange For	Fair Value	Asset	Liability
Stifel, Nicolaus & Company	11/18/2016	INR	42,500,000	$633	$636	$3	$—
Stifel, Nicolaus & Company	11/18/2016	MXN	11,500,000	613	607	—	(6)
Stifel, Nicolaus & Company	11/18/2016	MYR	3,500,000	835	834	—	(1)
Stifel, Nicolaus & Company	11/21/2016	PEN	2,000,000	589	594	5	—
Total						$8	$(7)
						Unrealized Appreciation/(Depreciation)
Counterparty	Delivery Date	Contracts to Deliver		In Exchange For	Fair Value	Asset	Liability
Bank of New York Mellon	11/25/2016	EUR	1,070,203	$1,166	$1,176	$—	$(10)
Stifel, Nicolaus & Company	11/18/2016	MXN	11,500,000	609	607	2	—
Stifel, Nicolaus & Company	11/18/2016	MYR	3,500,000	832	834	—	(2)
Stifel, Nicolaus & Company	11/18/2016	RUB	60,000,000	954	943	11	—
Stifel, Nicolaus & Company	11/18/2016	TRY	1,200,000	387	386	1	—
Total						$14	$(12)

Amounts in thousands except contracts

Futures Contracts

							Unrealized
Type	Long/Short		Contracts	Notional Value		Fair Value	Appreciation/(Depreciation)
US 10 Year Note; December 2016		Short	24	$3,131		$3,111	$20
US Long Bond; December 2016		Short	5	821		814	7
Total							$27

Amounts in thousands except contracts

See accompanying notes.

Schedule of Investments
Global Diversified Income Fund
October 31, 2016

COMMON STOCKS - 20.61%	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Advertising - 0.07%				Building Materials (continued)
Multiplus SA	171,500	$2,334		Universal Forest Products Inc	6,035	$519
Omnicom Group Inc	67,526	5,390				$9,769
		$7,724		Chemicals - 0.08%
Aerospace & Defense - 0.07%				Cabot Corp	13,624	710
BAE Systems PLC	870,147	5,766		Denka Co Ltd	161,000	731
United Technologies Corp	22,195	2,268		DIC Corp	34,900	1,057
		$8,034		Huntsman Corp	93,702	1,588
Agriculture - 0.26%				Lenzing AG	12,891	1,680
Altria Group Inc	52,266	3,456		Sanyo Chemical Industries Ltd	40,300	1,822
British American Tobacco PLC	132,633	7,601		Tosoh Corp	244,000	1,594
Bunge Ltd	13,304	825				$9,182
Imperial Brands PLC	134,419	6,502		Coal - 0.01%
Philip Morris International Inc (a)	107,659	10,383		China Shenhua Energy Co Ltd	478,500	992
		$28,767		Foresight Energy LLC / Foresight Energy	66,260	—
Apparel - 0.05%				Finance Corp - Warrants (b),(c),(d)
Burberry Group PLC	286,055	5,159				$992
				Commercial Services - 0.71%
Automobile Manufacturers - 0.07%				Abertis Infraestructuras SA	1,196,046	17,729
Fuji Heavy Industries Ltd	108,800	4,251		Ashtead Group PLC	62,936	981
Honda Motor Co Ltd	101,100	3,025		Atlantia SpA	321,349	7,868
New Flyer Industries Inc	22,100	618		CCR SA	1,193,800	6,500
		$7,894		Cengage Learning Holdings II Inc (e)	34,465	672
Automobile Parts & Equipment - 0.09%				COSCO SHIPPING Ports Ltd	7,398,000	7,334
Adient plc (b)	13,261	603		Jiangsu Expressway Co Ltd	4,682,000	6,366
Allison Transmission Holdings Inc	44,744	1,311		KAR Auction Services Inc	32,958	1,403
Georg Fischer AG	1,593	1,412		Macquarie Infrastructure Corp	17,220	1,409
Goodyear Tire & Rubber Co/The	49,608	1,440		Sabre Corp	15,226	393
JTEKT Corp	95,400	1,412		Transurban Group	3,626,467	28,615
Mando Corp	1,875	438				$79,270
Tong Yang Industry Co Ltd	856,000	1,992		Computers - 0.10%
TS Tech Co Ltd	18,200	488		Amdocs Ltd	11,649	681
Xinyi Glass Holdings Ltd (b)	1,534,000	1,319		HP Inc	697,300	10,104
		$10,415				$10,785
Banks - 1.26%				Cosmetics & Personal Care - 0.03%
Aareal Bank AG	43,097	1,559		Pola Orbis Holdings Inc	4,200	350
Australia & New Zealand Banking Group Ltd	263,762	5,569		Procter & Gamble Co/The	32,235	2,798
Bank of Montreal	88,600	5,638				$3,148
Bank of Nova Scotia/The	166,000	8,921		Distribution & Wholesale - 0.15%
Bank Pembangunan Daerah Jawa Barat Dan	5,489,500	669		ITOCHU Corp	539,700	6,816
Banten Tbk PT				Mitsubishi Corp	318,800	6,938
Central Pacific Financial Corp	62,022	1,590		Sumitomo Corp	296,600	3,410
China Merchants Bank Co Ltd	405,500	986				$17,164
CIMB Group Holdings Bhd	520,400	623		Diversified Financial Services - 0.03%
Danske Bank A/S	55,700	1,718		Moelis & Co	28,120	714
Fifth Third Bancorp	335,837	7,308		Tai Fook Securities Group Ltd	1,534,000	981
Great Western Bancorp Inc	22,155	714		Tokyo Century Corp	16,800	592
IBERIABANK Corp	21,782	1,430		Urban & Civic PLC	401,938	971
Industrial Bank of Korea	162,759	1,874				$3,258
ING Groep NV	287,250	3,771		Electric - 3.11%
JPMorgan Chase & Co (a)	301,096	20,854		Alliant Energy Corp	173,267	6,593
National Australia Bank Ltd	397,256	8,433		Avangrid Inc	98,900	3,898
National Bank of Canada	130,100	4,644		Avista Corp	31,386	1,299
Natixis SA	133,210	674		CMS Energy Corp (a)	223,600	9,425
PacWest Bancorp	34,196	1,484		Dominion Resources Inc/VA (a)	413,733	31,112
Resona Holdings Inc	1,034,600	4,586		DTE Energy Co (a)	225,300	21,631
Sumitomo Mitsui Financial Group Inc	111,200	3,856		Edison International	217,800	16,004
Sumitomo Mitsui Trust Holdings Inc	238,700	8,054		El Paso Electric Co	116,930	5,402
SunTrust Banks Inc	275,027	12,439		Enel SpA	873,844	3,757
Toronto-Dominion Bank/The	129,609	5,881		Entergy Corp	165,277	12,178
Towne Bank/Portsmouth VA	35,661	884		Eversource Energy (a)	486,552	26,790
Union Bankshares Corp	27,982	782		Exelon Corp	342,630	11,673
Wells Fargo & Co (a)	561,279	25,824		Huadian Fuxin Energy Corp Ltd	1,670,000	387
		$140,765		Iberdrola SA	2,893,427	19,691
Biotechnology - 0.27%				Infraestructura Energetica Nova SAB de CV	170,000	751
Amgen Inc	74,504	10,517		Iren SpA	338,711	608
Gilead Sciences Inc	274,111	20,183		NextEra Energy Inc (a)	311,169	39,830
		$30,700		Origin Energy Ltd	288,095	1,161
Building Materials - 0.09%				PG&E Corp	610,555	37,928
Asahi Glass Co Ltd	618,000	4,322		Pinnacle West Capital Corp (a)	30,100	2,292
CSR Ltd	1,005,919	2,793		Portland General Electric Co	167,187	7,296
Kingspan Group PLC	14,789	359		Power Assets Holdings Ltd	777,500	7,297
Masco Corp	34,731	1,073		SCANA Corp (a)	295,000	21,641
Metro Performance Glass Ltd	453,472	703		Southern Co/The	360,000	18,565

See accompanying notes.

     Schedule of Investments Global Diversified Income Fund October 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Electric (continued)				Home Builders - 0.02%
SSE PLC	898,746	$17,474		Bellway PLC	15,682	$454
WEC Energy Group Inc (a)	135,000	8,062		DR Horton Inc	40,533	1,169
Xcel Energy Inc	380,608	15,814		Galliford Try PLC	31,770	476
		$348,559				$2,099
Electrical Components & Equipment - 0.09%				Home Furnishings - 0.00%
China High Speed Transmission Equipment	1,995,000	2,068		Targus Group International Inc (b),(c),(d)	75,881	120
GroupCoLtd
Kung Long Batteries Industrial Co Ltd	239,000	1,119		Insurance - 0.48%
OSRAM Licht AG	112,594	6,395		American Financial Group Inc/OH	9,281	691
		$9,582		Beazley PLC	127,870	569
Electronics - 0.14%				Challenger Ltd/Australia	372,657	3,042
Alps Electric Co Ltd	39,900	957		Direct Line Insurance Group PLC	88,166	373
Elite Material Co Ltd	1,083,000	3,015		Hannover Rueck SE	24,175	2,697
FLEXium Interconnect Inc	157,637	448		Muenchener Rueckversicherungs-Gesellschaft	55,085	10,695
Hu Lane Associate Inc	255,000	1,124		AG in Muenchen
Johnson Controls International plc	132,609	5,347		NN Group NV	178,152	5,367
Mycronic AB	45,850	479		Prudential Financial Inc	141,229	11,975
Nippon Electric Glass Co Ltd	710,000	3,862		SCOR SE	17,313	561
		$15,232		Swiss Re AG	141,955	13,175
Energy - Alternate Sources - 0.14%				Travelers Cos Inc/The	39,275	4,249
NextEra Energy Partners LP	393,433	10,760				$53,394
Pattern Energy Group Inc	235,600	5,266		Internet - 0.02%
		$16,026		Symantec Corp	85,005	2,128
Engineering & Construction - 0.18%
Aena SA (f)	15,871	2,326		Investment Companies - 0.00%
Aeroports de Paris	6,569	664		SmartGroup Corp Ltd	133,733	607
Argan Inc	12,027	684
Eiffage SA	19,680	1,457		Iron & Steel - 0.00%
Fraport AG Frankfurt Airport Services	118,526	7,036		POSCO	2,081	433
Worldwide
Grupo Aeroportuario del Pacifico SAB de CV	442,103	4,271		Machinery - Construction & Mining - 0.09%
Grupo Aeroportuario del Sureste SAB de CV	41,355	658		ABB Ltd (b)	479,444	9,891
Japan Airport Terminal Co Ltd	59,900	2,299		Astec Industries Inc	11,791	653
Kyudenko Corp	36,700	1,182				$10,544
		$20,577		Machinery - Diversified - 0.01%
Entertainment - 0.01%				Ebara Corp	44,600	1,324
AMC Entertainment Holdings Inc	13,140	413
Regal Entertainment Group	22,019	474		Media - 0.38%
				Charter Communications Inc (a),(b)	82,324	20,572
Vail Resorts Inc	3,107	495
		$1,382		Comcast Corp - Class A	258,000	15,949
Forest Products & Paper - 0.08%				Time Warner Inc	67,579	6,014
International Paper Co	105,240	4,739				$42,535
UPM-Kymmene OYJ	161,323	3,753		Mining - 0.03%
		$8,492		Boliden AB	24,223	561
Gas - 0.89%				HudBay Minerals Inc	204,700	862
				Mirabela Nickel Ltd (b),(c),(d)	26,307,311	—
Atmos Energy Corp	85,220	6,340
CenterPoint Energy Inc	209,041	4,766		Vedanta Ltd ADR	139,014	1,677
National Grid PLC ADR (a)	73,100	4,782				$3,100
National Grid PLC	1,791,361	23,302		Miscellaneous Manufacturers - 0.20%
New Jersey Resources Corp	250,000	8,487		AO Smith Corp	18,688	844
NiSource Inc (a)	347,000	8,071		Eaton Corp PLC	73,303	4,674
Rubis SCA	60,785	5,543		General Electric Co	85,899	2,500
Sempra Energy (a)	203,500	21,795		Hill & Smith Holdings PLC	33,357	410
Snam SpA	668,348	3,521		Siemens AG	111,397	12,657
South Jersey Industries Inc	15,500	460		Trinseo SA	25,602	1,343
Tokyo Gas Co Ltd	1,148,000	5,209				$22,428
UGI Corp	156,231	7,232		Oil & Gas - 1.09%
		$99,508		BP PLC	760,960	4,499
Hand & Machine Tools - 0.02%				Chevron Corp	116,312	12,184
Basso Industry Corp	815,900	2,194		China Petroleum & Chemical Corp	5,772,000	4,174
				Comstock Resources Inc - Warrants (b),(c),(d)	28,875	282
Healthcare - Products - 0.00%				EOG Resources Inc	30,100	2,722
				Exxon Mobil Corp (a)	256,182	21,345
Fisher & Paykel Healthcare Corp Ltd	86,284	546
				Helmerich & Payne Inc	19,100	1,205
Healthcare - Services - 0.03%				Marathon Petroleum Corp	43,000	1,874
HealthSouth Corp	39,075	1,569		Murphy Oil Corp	44,549	1,152
Quest Diagnostics Inc	16,590	1,351		Pioneer Natural Resources Co	17,200	3,079
				Royal Dutch Shell PLC ADR(a)	465,000	23,162
		$2,920
Holding Companies - Diversified - 0.16%				Royal Dutch Shell PLC - A Shares	70,000	1,743
China Merchants Port Holdings Co Ltd	4,430,000	11,453		Royal Dutch Shell PLC - B Shares	284,937	7,349
				SandRidge Energy Inc (b),(c),(d)	7,975,000	—
Wharf Holdings Ltd/The	803,000	6,021
				SandRidge Energy Inc (b),(c),(d)	3,450,000	—
		$17,474		SandRidge Energy Inc (b)	84,205	1,939

See accompanying notes.

Schedule of Investments
Global Diversified Income Fund
October 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Oil & Gas (continued)				REITS (continued)
SandRidge Energy Inc - Warrants (b)	2,838	$13		AIMS AMP Capital Industrial REIT	3,159,750	$3,136
SandRidge Energy Inc - Warrants (b),(d)	6,742	33		Alexandria Real Estate Equities Inc	61,620	6,643
Tesoro Corp	93,972	7,985		Altarea SCA	20,835	3,981
Titan Energy LLC (b)	133,081	3,893		American Tower Corp	56,962	6,675
TORC Oil & Gas Ltd	126,600	716		Apartment Investment & Management Co	232,890	10,263
TOTAL SA	136,874	6,557		Armada Hoffler Properties Inc	76,380	1,026
Valero Energy Corp	130,851	7,752		Blackstone Mortgage Trust Inc	47,799	1,444
Western Refining Inc	252,334	7,280		Brandywine Realty Trust	160,000	2,480
Whitecap Resources Inc	141,540	1,131		Care Capital Properties Inc	190,000	5,048
		$122,069		Champion REIT	3,500,000	1,988
Oil & Gas Services - 0.04%				City Office REIT Inc	395,000	4,961
Schlumberger Ltd	53,639	4,196		Colony Starwood Homes	100,000	2,901
				Cominar Real Estate Investment Trust	47,400	525
Packaging & Containers - 0.08%				Communications Sales & Leasing Inc	265,000	7,534
Packaging Corp of America	57,525	4,746		Corporate Office Properties Trust	45,252	1,208
RPC Group PLC	128,929	1,495		Crown Castle International Corp (a)	584,730	53,205
Sonoco Products Co	51,820	2,606		CubeSmart (a)	385,040	10,038
		$8,847		CYS Investments Inc (a)	643,285	5,545
Pharmaceuticals - 0.80%				Dexus Property Group	1,535,000	10,427
AbbVie Inc (a)	315,109	17,577		Digital Realty Trust Inc	10,252	958
Eli Lilly & Co	44,003	3,249		Duke Realty Corp	248,380	6,495
GlaxoSmithKline PLC	375,495	7,418		Education Realty Trust Inc	69,000	2,939
				EPR Properties (a)	60,164	4,375
Indivior PLC	68,583	263
Johnson & Johnson	41,866	4,856		Equinix Inc	21,765	7,776
				Equity One Inc (a)	300,872	8,575
Merck & Co Inc	462,122	27,136
Pfizer Inc (a)	870,195	27,594		Essex Property Trust Inc (a)	66,859	14,314
Recordati SpA	37,462	1,059		Eurocommercial Properties NV	39,000	1,659
		$89,152		Fortune Real Estate Investment Trust	1,665,000	2,017
				Frasers Logistics & Industrial Trust (b)	6,234,105	4,323
Pipelines - 0.95%
Enbridge Inc	298,644	12,896		General Growth Properties Inc	286,930	7,159
Enterprise Products Partners LP (a)	606,627	15,311		Goodman Group	1,100,000	5,670
Kinder Morgan Inc/DE	966,749	19,751		Granite Real Estate Investment Trust	145,000	4,562
ONEOK Inc	98,284	4,760		Highwoods Properties Inc	19,817	984
Pembina Pipeline Corp	232,700	7,150		Hoshino Resorts REIT Inc	410	2,404
				Hospitality Properties Trust (a)	139,910	3,828
Plains GP Holdings LP	354,724	4,455
Spectra Energy Corp	246,841	10,320		Hospitality Property Fund Ltd	200,000	194
TransCanada Corp	331,946	15,027		Industrial & Infrastructure Fund Investment	1,140	6,002
Williams Cos Inc/The (a)	465,000	13,578		Corp
Williams Partners LP	95,000	3,403		Investa Office Fund	1,100,000	3,543
		$106,651		Japan Hotel REIT Investment Corp	6,503	4,387
				Japan Logistics Fund Inc	2,750	5,981
Private Equity - 0.02%
AURELIUS Equity Opportunities SE & Co	26,529	1,584		Japan Rental Housing Investments Inc	3,050	2,360
KGaA				Kenedix Retail REIT Corp	1,917	4,627
Intermediate Capital Group PLC	136,169	1,009		Kilroy Realty Corp	99,000	7,111
				Klepierre	209,006	8,542
		$2,593		LibertyPropertyTrust (a)	237,200	9,590
Real Estate - 0.94%
ADO Properties SA (f)	278,766	10,190		Link REIT	393,000	2,796
				LondonMetric Property PLC	1,690,000	3,083
Aeon Mall Co Ltd	210,000	3,119
				Mapletree Commercial Trust	1,812,701	1,993
Atrium European Real Estate Ltd	227,000	971
				MCUBS MidCity Investment Corp	243	790
Beijing Capital Land Ltd	988,000	379
BUWOG AG (b)	55,172	1,334		Merlin Properties Socimi SA	536,666	6,021
				Mid-America Apartment Communities Inc	9,755	905
Citycon OYJ	2,255,857	5,286
				Mirvac Group	6,183,543	9,809
Croesus Retail Trust	10,116,736	6,256
				Monmouth Real Estate Investment Corp	97,936	1,339
Deutsche Wohnen AG	277,000	9,050
				National Storage Affiliates Trust	410,414	8,036
Fabege AB	220,900	3,731
				New Residential Investment Corp	110,486	1,542
Inmobiliaria Colonial SA	400,000	2,821
				NewRiver REIT PLC	1,386,464	5,272
K Wah International Holdings Ltd	1,640,000	887
				Nomura Real Estate Master Fund Inc	3,256	5,285
Kerry Properties Ltd	479,500	1,518
				Orix JREIT Inc	457	783
KWG Property Holding Ltd	862,500	499
				Physicians Realty Trust	260,061	5,141
Mitsubishi Estate Co Ltd	278,000	5,525
				PLA Administradora Industrial S de RL de CV	4,820,000	7,995
Mitsui Fudosan Co Ltd	574,400	13,081		(b)

New World Development Co Ltd	6,033,000	7,501		Prologis Inc (a)	273,250	14,253
RHT Health Trust	3,204,300	1,985		Prologis Property Mexico SA de CV (b)	1,300,000	2,187
Sponda OYJ	655,000	3,101
				Pure Industrial Real Estate Trust	244,900	982
Sumitomo Realty & Development Co Ltd	230,000	6,046
				QTS Realty Trust Inc	18,930	870
Sun Hung Kai Properties Ltd	887,000	13,208		Sabra Health Care REIT Inc (a)	344,280	8,022
TLG Immobilien AG	130,000	2,726
				Saul Centers Inc	48,800	2,951
Tokyo Tatemono Co Ltd	170,000	2,159
				Scentre Group	1,000,000	3,201
UNITE Group PLC/The	260,000	1,761
				Secure Income REIT Plc	232,138	884
Wheelock & Co Ltd	282,000	1,735
				Sekisui House Reit Inc	3,313	4,479
		$104,869		Senior Housing Properties Trust	450,000	9,572
REITS - 4.48%				Simon Property Group Inc (a)	167,357	31,122
Agree Realty Corp	58,961	2,851		SL Green Realty Corp	85,000	8,349

See accompanying notes.

Schedule of Investments
Global Diversified Income Fund
October 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
REITS (continued)				Transportation (continued)
Spirit Realty Capital Inc	970,000	$11,553		Sankyu Inc	237,000	$1,396
Spring Real Estate Investment Trust	14,436,000	6,084		Union Pacific Corp (a)	306,792	27,053
STAG Industrial Inc	380,183	8,771				$73,974
Stockland	1,541,000	5,175		Water- 0.26%
STORE Capital Corp	311,446	8,499		American Water Works Co Inc (a)	223,000	16,511
Sun Communities Inc	170,849	13,143		United Utilities Group PLC	687,119	7,898
Sunstone Hotel Investors Inc	415,000	5,212		Veolia Environnement SA	210,858	4,607
Vastned Retail NV	76,000	2,924				$29,016
Viva Energy REIT (b)	1,778,960	3,056		TOTAL COMMON STOCKS		$2,307,139
Viva Industrial Trust	2,780,900	1,595		INVESTMENT COMPANIES - 3.35%	Shares Held	Value(000	's)
Welltower Inc	82,046	5,623		Money Market Funds - 3.35%
Wereldhave NV	169,920	7,606		BlackRock Liquidity Funds FedFund Portfolio	75,138,746	75,139
WPT Industrial Real Estate Investment Trust	200,000	2,358		Morgan Stanley Institutional Liquidity Funds -	299,401,520	299,401
		$501,515		Government Portfolio
Retail - 0.28%						$374,540
Big 5 Sporting Goods Corp	40,987	635		TOTAL INVESTMENT COMPANIES		$374,540
CVS Health Corp	171,206	14,399		CONVERTIBLE PREFERRED STOCKS -
JB Hi-Fi Ltd	61,000	1,315		0.04%	Shares Held	Value(000	's)
Man Wah Holdings Ltd	325,600	216
				Banks- 0.04%
Wal-Mart Stores Inc	213,752	14,967		Wells Fargo & Co 7.50%(g)	3,902	$5,092
		$31,532
Savings & Loans - 0.02%				TOTAL CONVERTIBLE PREFERRED STOCKS		$5,092
Banc of California Inc	87,440	1,163
				PREFERRED STOCKS - 1.73%	Shares Held	Value(000	's)
Provident Financial Services Inc	53,726	1,219
				Banks- 0.69%
		$2,382		AgriBank FCB 6.88%(g),(h)	33,000	3,550
Semiconductors - 0.43%				Bank of America Corp 6.63%(g)	18,146	477
BE Semiconductor Industries NV	33,163	1,080		Bank of New York Mellon Corp/The	7,968	211
CEVA Inc (b),(c),(d)	123	37		5.20%(g)

Intel Corp	210,144	7,328		Barclays Bank PLC 8.13%(g)	152,120	3,961
King Yuan Electronics Co Ltd	4,231,000	3,721		Citigroup Inc 6.88%(g),(h)	163,700	4,697
Microchip Technology Inc	22,208	1,345		Citigroup Inc 7.13%(g),(h)	223,000	6,360
Powertech Technology Inc	1,849,000	5,275		CoBank ACB 6.20%(g),(h)	7,000	735
QUALCOMM Inc	150,608	10,350		CoBank ACB 6.25%(g),(h)	50,000	5,330
Samsung Electronics Co Ltd	4,174	5,970		Fifth Third Bancorp 6.63%(g),(h)	209,585	6,290
Silicon Motion Technology Corp ADR	13,068	531		Goldman Sachs Group Inc/The 5.50%(g),(h)	32,200	839
STMicroelectronics NV	583,350	5,537		Huntington Bancshares Inc/OH 6.25%(g)	117,900	3,155
Taiwan Semiconductor Manufacturing Co Ltd	1,205,000	7,232		ING Groep NV 6.13%(g)	132,464	3,376
		$48,406		JPMorgan Chase & Co 6.10%(g)	23,400	624
Software - 0.30%				KeyCorp 8.63%(g),(h)	39,846	1,040
Aspect Software Inc (b),(d)	386,408	5,796		M&T Bank Corp 6.38%(g),(h)	1,505	1,584
CA Inc	173,020	5,319		Morgan Stanley 7.13%(g),(h)	4,021	117
Hansen Technologies Ltd	124,716	390		PNC Financial Services Group Inc/The	234,700	6,619
InterXion Holding NV (b)	251,200	9,352		6.13%(g),(h)
Microsoft Corp (a)	212,482	12,732		Royal Bank of Scotland Group PLC 5.75%(g)	186,878	4,700
		$33,589		State Street Corp 5.25%(g)	220,550	5,602
Storage & Warehousing - 0.04%				State Street Corp 5.90%(g),(h)	65,000	1,823
Safestore Holdings PLC	1,018,258	4,469		TCF Financial Corp 7.50%(g)	48,227	1,260
				US Bancorp 6.00%(g),(h)	356,543	9,131
Supranational Bank - 0.01%				Valley National Bancorp 6.25%(g),(h)	184,000	5,305
Banco Latinoamericano de Comercio Exterior	55,724	1,503		Wells Fargo & Co 6.63%(g),(h)	1,861	55
SA						$76,841
				Diversified Financial Services - 0.05%
Telecommunications - 0.79%				Affiliated Managers Group Inc 6.38%	22,111	569
AT&T Inc (a)	378,604	13,929		Charles Schwab Corp/The 6.00%(g)	165,953	4,589
BCE Inc (a)	223,600	10,160
						$5,158
Cisco Systems Inc	408,272	12,526		Electric - 0.13%
Frontier Communications Corp	731,000	2,939		Dominion Resources Inc/VA 5.25%	200,000	4,986
Infrastrutture Wireless Italiane SpA (f)	720,592	3,406
Level 3 Communications Inc (b)	132,000	7,412		Entergy Arkansas Inc 4.90%	13,312	337
				Entergy Louisiana LLC 4.70%	170,915	4,346
Mobile TeleSystems PJSC ADR	127,417	982		Entergy New Orleans Inc 5.00%	52,335	1,345
Orange SA	170,255	2,679		Interstate Power & Light Co 5.10%(g)	78,658	2,113
Telenor ASA	183,708	2,922		NextEra Energy Capital Holdings Inc 5.13%	83,016	2,080
TELUS Corp	73,200	2,371
T-Mobile US Inc (b)	97,000	4,824				$15,207
Verizon Communications Inc (a)	498,887	23,996		Food- 0.01%
				Dairy Farmers of America Inc 7.88%(f),(g)	10,000	1,048
		$88,146
Transportation - 0.66%				Insurance - 0.37%
CSX Corp	263,618	8,043		Aegon NV 6.38%(g)	322,080	8,200
East Japan Railway Co	252,900	22,262		Aflac Inc 5.50%	159,572	4,127
Groupe Eurotunnel SE	912,841	8,544		Allstate Corp/The 6.63%(g)	118,903	3,229
Kamigumi Co Ltd	502,000	4,286		Allstate Corp/The 6.75%(g)	43,356	1,171
Kansas City Southern	27,236	2,390		American Financial Group Inc/OH 5.75%	1,442	37
				American Financial Group Inc/OH 6.38%	22,964	598

See accompanying notes.

Schedule of Investments
Global Diversified Income Fund
October 31, 2016

PREFERRED STOCKS (continued)		Shares Held		Value(000	's)		Principal
Insurance (continued)						BONDS (continued)	Amount (000's) Value (000's)
Arch Capital Group Ltd 5.25	%(g)		60,000	$1,463		Apparel (continued)
Arch Capital Group Ltd 6.75	%(g)		92,770	2,372		Hanesbrands Inc
Aspen Insurance Holdings Ltd 7.25%(g)			40,727	1,051		4.63%, 05/15/2024(f)		$4,900	$4,983
Axis Capital Holdings Ltd 6.88%(g)			138,578	3,555					$7,082
Hartford Financial Services Group Inc/The			153,051	4,787		Automobile Asset Backed Securities - 0.17%
7.88%(h)						AmeriCredit Automobile Receivables Trust
Protective Life Corp 6.25%			122,005	3,151		2016-3
Reinsurance Group of America Inc 6.20%(h)			22,411	641		1.09%, 11/08/2019(h)		3,500	3,506
RenaissanceRe Holdings Ltd 5.38%(g)			12,525	321		Capital Auto Receivables Asset Trust 2016-2
Torchmark Corp 5.88%			65,202	1,685		1.12%, 01/22/2019(h)		5,000	5,009
XLIT Ltd 4.00%(c),(g),(h)			6,623	5,232		GM Financial Automobile Leasing Trust
				$41,620		2016-3
Media- 0.01%						0.89%, 02/20/2019(h)		5,000	5,005
Comcast Corp 5.00%			33,511	870		World Omni Automobile Lease Securitization
						Trust 2016-A
REITS- 0.16%						0.94%, 02/15/2019(h)		5,000	5,011
Digital Realty Trust Inc 6.63%(g)			62,726	1,606					$18,531
Digital Realty Trust Inc 7.38	%(g)		8,320	231		Automobile Floor Plan Asset Backed Securities - 0.05%
Equity Residential 8.29%(g)			20,702	1,331		Nissan Master Owner Trust Receivables
Kimco Realty Corp 5.50%(g)			68,294	1,734		0.93%, 01/15/2020(h)		5,000	5,005
National Retail Properties Inc 6.63%(g)			63,925	1,633
Prologis Inc 8.54%(g)			92,034	6,005		Automobile Manufacturers - 0.12%
PS Business Parks Inc 6.00%(g)			104,579	2,662		BCD Acquisition Inc
Public Storage 5.88%(g)			57,851	1,545		9.63%, 09/15/2023(f)		7,320	7,558
Public Storage 6.00%(g)			20,000	539		Fiat Chrysler Finance Europe
Public Storage 6.38%(g)			12,032	329		4.75%, 07/15/2022	EUR	1,800	2,184
Ventas Realty LP / Ventas Capital Corp			1,047	28		6.75%, 10/14/2019		1,200	1,518
5.45%						Jaguar Land Rover Automotive PLC
				$17,643		3.88%, 03/01/2023	GBP	600	747
Savings & Loans - 0.00%						Volvo Treasury AB
Astoria Financial Corp 6.50%(g)			2,980	78		4.20%, 06/10/2075(h)	EUR	1,000	1,152
									$13,159
Telecommunications - 0.19%						Automobile Parts & Equipment - 0.10%
Centaur Funding Corp 9.08%(f)			11,900	14,042		Adient Global Holdings Ltd
Qwest Corp 7.00%			44,419	1,128		3.50%, 08/15/2024(f)		1,250	1,363
Qwest Corp 7.50%			55,306	1,406		Allison Transmission Inc
Telephone & Data Systems Inc 6.88%			16,998	437		5.00%, 10/01/2024(f)		$2,740	2,795
Telephone & Data Systems Inc 7.00%			115,245	2,935		LKQ Italia Bondco SpA
Verizon Communications Inc 5.90%			65,121	1,745		3.88%, 04/01/2024	EUR	800	934
				$21,693		Metalsa SA de CV
Transportation - 0.12%						4.90%, 04/24/2023(f)		$1,583	1,551
CEVA Group PLC 0.00%(b),(c),(d)			267	80		Schaeffler Verwaltung Zwei GmbH
Seaspan Corp 6.38%(c)			533,750	13,536		3.75%, PIK 4.50%, 09/15/2026(i)	EUR	3,800	4,120
				$13,616					$10,763
TOTAL PREFERRED STOCKS				$193,774		Banks- 3.66%
		Principal				ABN AMRO Bank NV
BONDS- 66.04%		Amount (000's)		Value(000	's)	6.25%, 09/13/2022(h)		$2,000	2,071
Advertising - 0.02%						Australia & New Zealand Banking Group
MDC Partners Inc						Ltd/United Kingdom
6.50%, 05/01/2024(f)			$3,220	$2,745		6.75%, 12/29/2049(f),(g)		1,000	1,098
						Banco Bilbao Vizcaya Argentaria SA
Aerospace & Defense - 0.46%						9.00%, 05/29/2049(g)		3,000	3,116
Accudyne Industries Borrower / Accudyne						Banco de Bogota SA
Industries LLC						6.25%, 05/12/2026(f)		244	252
7.75%, 12/15/2020(f)			7,840	6,233		6.25%, 05/12/2026(f),(j)		728	752
Leonardo-Finmeccanica SpA						Banco de Credito del Peru
4.50%, 01/19/2021		EUR	3,200	3,927		4.25%, 04/01/2023		669	718
StandardAero Aviation Holdings Inc						Banco Hipotecario SA
10.00%, 07/15/2023 (f)			$6,100	6,466		9.75%, 11/30/2020(f)		4,340	4,904
TA MFG. Ltd						Banco Inbursa SA Institucion de Banca
3.63%, 04/15/2023		EUR	1,700	1,837		Multiple
TransDigm Inc						4.13%, 06/06/2024(f)		5,460	5,513
5.50%, 10/15/2020			$23,596	24,245		Banco Mercantil del Norte SA
6.00%, 07/15/2022			2,540	2,648		5.75%, 10/04/2031(f),(h)		2,510	2,425
6.38%, 06/15/2026(f)			6,350	6,493		Banco Nacional de Comercio Exterior
				$51,849		SNC/Cayman Islands
						3.80%, 08/11/2026(f),(h)		2,232	2,210
Agriculture - 0.12%
Vector Group Ltd						Banco Nacional de Costa Rica
7.75%, 02/15/2021			12,556	13,152		5.88%, 04/25/2021(f)		3,969	4,122
						Banco Santander SA
						6.38%, 05/29/2049(g),(h)		2,000	1,851
Apparel - 0.06%
Hanesbrands Finance Luxembourg SCA						Bancolombia SA
3.50%, 06/15/2024		EUR	1,825	2,099		5.13%, 09/11/2022		7,867	8,132

See accompanying notes.

Schedule of Investments
Global Diversified Income Fund
October 31, 2016

	Principal			Principal
BONDS (continued)	Amount (000's)	Value(000's)	BONDS (continued)	Amount (000's)		Value (000's)
Banks (continued)			Banks (continued)
Bancolombia SA (continued)			JPMorgan Chase & Co (continued)
5.95%, 06/03/2021	$3,430	$ 3,778	5.30%, 12/29/2049(g),(h)		$2,000	$2,030
Bank of America Corp			6.13%, 12/29/2049(g),(h)		4,000	4,235
6.25%, 09/29/2049(g),(h)	4,600	4,818	6.75%, 01/29/2049(g),(h)		19,000	21,090
6.50%, 10/29/2049(g),(h)	700	759	KeyCorp Capital III
Bank of Ceylon			7.75%, 07/15/2029		795	956
6.88%, 05/03/2017	2,095	2,126	Letras del Banco Central de la Republica
Bank of New York Mellon Corp/The			Argentina
4.95%, 12/29/2049(g),(h)	4,000	4,095	0.00%, 12/21/2016(b)	ARS	87,181	5,556
Barclays Bank PLC			Lloyds Bank PLC
7.75%, 04/10/2023(h)	3,000	3,150	12.00%, 12/29/2049 (g),(h)		$7,000	9,520
Barclays PLC			M&T Bank Corp
6.63%, 06/29/2049(g),(h)	1,961	1,799	6.45%, 12/29/2049(g),(h)		535	601
8.25%, 12/29/2049(g),(h)	12,587	12,744	6.88%, 12/29/2049(g)		1,900	1,912
BBVA Banco Continental SA			Morgan Stanley
5.00%, 08/26/2022(f)	1,399	1,539	5.55%, 12/29/2049(g),(h)		1,250	1,280
BBVA Bancomer SA/Texas			Nordea Bank AB
6.75%, 09/30/2022(f)	4,825	5,426	5.50%, 09/29/2049(f),(g),(h)		4,100	4,059
BNP Paribas SA			5.50%, 09/29/2049(g),(h)		9,000	8,910
7.20%, 06/29/2049(f),(g)	4,400	4,966	6.13%, 12/29/2049(f),(g),(h)		5,000	4,931
7.37%, 12/29/2049(f),(g),(h)	3,000	3,079	NTC Capital II
Cadence Financial Corp			1.47%, 04/15/2027(h)		4,830	4,142
4.88%, 06/28/2019(c),(f)	3,500	3,316	PNC Financial Services Group Inc/The
CITIC Ltd			6.75%, 07/29/2049(g),(h)		8,500	9,435
8.62%, 05/29/2049(g),(h)	3,500	3,903	Provident Funding Associates LP / PFG
Citigroup Capital III			Finance Corp
7.63%, 12/01/2036	8,600	10,567	6.75%, 06/15/2021(f)		1,520	1,528
Citizens Financial Group Inc			Royal Bank of Scotland Group PLC
5.50%, 12/29/2049(g),(h)	6,000	5,910	7.50%, 12/29/2049(g),(h)		6,763	6,205
Commerzbank AG			7.65%, 08/29/2049(g),(h)		600	709
8.13%, 09/19/2023(f)	500	575	8.00%, 12/29/2049(g),(h)		600	570
Cooperatieve Rabobank UA			Societe Generale SA
11.00%, 12/29/2049 (f),(g),(h)	9,015	10,862	1.61%, 12/29/2049(f),(g),(h)		3,000	2,940
Corestates Capital III			7.38%, 12/29/2049(f),(g),(h)		6,000	5,949
1.39%, 02/15/2027(f),(h)	500	442	7.88%, 12/29/2049(f),(g),(h)		2,000	1,980
Credit Agricole SA			8.00%, 12/29/2049(f),(g),(h)		1,000	1,009
6.63%, 09/29/2049(f),(g),(h)	4,000	3,890	8.25%, 09/29/2049(g),(h)		7,500	7,716
8.12%, 09/19/2033(f),(h)	4,000	4,330	Standard Chartered PLC
8.38%, 12/31/2049(f),(g),(h)	4,000	4,503	5.70%, 03/26/2044		6,100	6,346
Credit Suisse AG			7.01%, 07/29/2049(f),(g)		4,150	4,569
6.50%, 08/08/2023(f)	2,000	2,177	Turkiye Garanti Bankasi AS
6.50%, 08/08/2023	5,000	5,444	5.25%, 09/13/2022(f)		5,000	5,041
Credit Suisse Group AG			Turkiye Is Bankasi
6.25%, 12/29/2049(f),(g),(h)	3,000	2,895	5.00%, 04/30/2020(f)		6,674	6,641
7.50%, 12/29/2049(f),(g),(h)	1,000	1,035	5.50%, 04/21/2022(f)		11,232	11,196
Development Bank of Kazakhstan JSC			6.00%, 10/24/2022(f)		2,898	2,871
4.13%, 12/10/2022(f)	5,705	5,564	Turkiye Vakiflar Bankasi TAO
Dresdner Funding Trust I			5.50%, 10/27/2021(f)		5,650	5,596
8.15%, 06/30/2031(f)	4,500	5,349	6.00%, 11/01/2022(f)		4,831	4,756
Finansbank AS/Turkey			UBS Group AG
6.25%, 04/30/2019(f)	10,757	11,243	6.88%, 12/29/2049(g),(h)		5,500	5,443
First Maryland Capital I			US Bancorp
1.88%, 01/15/2027(h)	10,000	8,575	5.12%, 12/29/2049(g),(h)		4,200	4,431
Fleet Capital Trust V			Wells Fargo & Co
1.86%, 12/18/2028(h)	7,500	6,487	5.90%, 12/29/2049(g),(h)		3,000	3,139
Global Bank Corp			7.98%, 12/31/2049(g),(h)		12,000	12,510
4.50%, 10/20/2021(f)	2,575	2,564				$410,094
Goldman Sachs Group Inc/The			Beverages - 0.03%
5.70%, 12/29/2049(g),(h)	2,000	2,025	Cott Corp
Grupo Aval Ltd			5.50%, 07/01/2024	EUR	3,050	3,528
4.75%, 09/26/2022(f)	1,258	1,241
HBOS Capital Funding LP			Building Materials - 0.35%
6.85%, 03/29/2049(g)	10,000	10,100	BMC East LLC
HSBC Capital Funding Dollar1 LP			5.50%, 10/01/2024(f)		$2,780	2,822
10.18%, 12/29/2049 (f),(g),(h)	4,000	6,040	Boise Cascade Co
HSBC Holdings PLC			5.63%, 09/01/2024(f)		2,575	2,604
6.87%, 12/29/2049(g),(h)	14,800	15,577	Builders FirstSource Inc
ICICI Bank Ltd			5.63%, 09/01/2024(f)		1,600	1,616
6.37%, 04/30/2022(h)	1,900	1,926	Cemex Finance LLC
Itau Unibanco Holding SA/Cayman Island			9.38%, 10/12/2022(f)		6,482	7,082
5.65%, 03/19/2022(f)	2,895	2,963	Cemex SAB de CV
JPMorgan Chase & Co			5.70%, 01/11/2025(f)		5,386	5,480
5.00%, 12/29/2049(g),(h)	5,455	5,346	6.13%, 05/05/2025(f)		3,335	3,452

See accompanying notes.

Schedule of Investments
Global Diversified Income Fund
October 31, 2016

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)			BONDS (continued)	Amount (000's) Value (000's)
Building Materials (continued)				Commercial Mortgage Backed Securities (continued)
Cemex SAB de CV (continued)				CD 2007-CD4 Commercial Mortgage Trust
7.25%, 01/15/2021(f)		$1,184	$1,272	5.40%, 12/11/2049	$37,942	$31,669
7.75%, 04/16/2026(f)		2,657	2,977	CFCRE Commercial Mortgage Trust 2011-
HeidelbergCement AG				C1
2.25%, 03/30/2023	EUR	500	575	5.86%, 04/15/2044(f),(h)	5,550	6,108
HeidelbergCement Finance Luxembourg SA				Citigroup Commercial Mortgage Trust 2007-
7.50%, 04/03/2020		2,000	2,687	C6
Louisiana-Pacific Corp				5.71%, 07/10/2017(f),(h)	30,000	22,563
4.88%, 09/15/2024(f)		$540	531	5.71%, 12/10/2049(h)	19,345	14,364
St Marys Cement Inc Canada				Citigroup Commercial Mortgage Trust 2012-
5.75%, 01/28/2027(f)		1,467	1,481	GC8
Standard Industries Inc/NJ				4.88%, 09/10/2045(f),(h)	1,875	1,540
5.50%, 02/15/2023(f)		3,600	3,744	Citigroup Commercial Mortgage Trust 2013-
Votorantim Cimentos SA				GC15
7.25%, 04/05/2041(f)		2,642	2,569	4.25%, 09/10/2046(f),(h)	16,492	11,227
			$38,892	5.11%, 09/10/2046(f),(h)	7,700	7,141
Chemicals - 0.57%				Citigroup Commercial Mortgage Trust 2014-
A Schulman Inc				GC19
6.88%, 06/01/2023(f)		2,405	2,447	1.24%, 03/10/2047(f),(h),(k)	15,244	1,002
Axalta Coating Systems Dutch Holding B				4.90%, 03/10/2047(f),(h)	3,425	2,873
BV				4.90%, 03/10/2047(h)	4,150	4,401
3.75%, 01/15/2025(f)	EUR	2,700	2,968	Citigroup Commercial Mortgage Trust 2014-
Axalta Coating Systems LLC				GC23
4.88%, 08/15/2024(f)		$2,000	2,030	1.30%, 07/10/2047(f),(h),(k)	55,444	3,900
Blue Cube Spinco Inc				Citigroup Commercial Mortgage Trust 2015-
9.75%, 10/15/2023		2,000	2,350	GC27
Braskem America Finance Co				4.43%, 02/10/2048(h)	10,000	9,635
7.13%, 07/22/2041(f)		7,210	7,476	Citigroup Commercial Mortgage Trust 2016-
Braskem Finance Ltd				C1
5.75%, 04/15/2021		3,075	3,189	1.95%, 05/10/2049(h),(k)	37,881	5,145
5.75%, 04/15/2021(f)		3,375	3,500	Citigroup Commercial Mortgage Trust 2016-
7.38%, 10/29/2049(f),(g)		1,533	1,520	GC37
CF Industries Inc				1.81%, 04/10/2049(h),(k)	15,307	1,942
5.15%, 03/15/2034		975	876	COMM 2012-CCRE1 Mortgage Trust
Consolidated Energy Finance SA				2.46%, 05/15/2045(f)	13,993	10,053
6.75%, 10/15/2019(f)		6,898	6,898	5.35%, 05/15/2045(f),(h)	8,889	9,123
Equate Petrochemical BV				COMM 2012-CCRE4 Mortgage Trust
3.00%, 03/03/2022(f),(h),(j)		1,145	1,127	4.57%, 10/15/2045(f),(h)	5,000	4,848
4.25%, 11/03/2026(f),(j)		11,293	11,194	COMM 2012-CCRE5 Mortgage Trust
INEOS Group Holdings SA				4.33%, 12/10/2045(f),(h)	3,475	3,333
5.75%, 02/15/2019	EUR	1,800	2,025	4.33%, 12/10/2045(f),(h)	7,500	6,921
Mexichem SAB de CV				COMM 2013-CCRE11 Mortgage Trust
5.88%, 09/17/2044(f)		$1,947	1,889	0.87%, 10/10/2046(d),(f),(h),(k)	38,266	1,746
OCP SA				4.37%, 10/10/2046(f),(h)	5,108	3,553
5.63%, 04/25/2024(f)		794	854	5.17%, 10/10/2046(f),(h)	13,519	12,535
Platform Specialty Products Corp				Comm 2013-CCRE13 Mortgage Trust
6.50%, 02/01/2022(f)		6,450	6,256	4.75%, 12/10/2023(f),(h)	6,421	5,953
PSPC Escrow Corp				4.75%, 12/10/2023(f),(h)	18,660	13,148
6.00%, 02/01/2023	EUR	2,900	3,072	COMM 2013-CCRE6 Mortgage Trust
Trinseo Materials Operating SCA / Trinseo				1.47%, 03/10/2046(h),(k)	86,074	3,483
Materials Finance Inc				4.17%, 03/10/2046(f),(h)	12,700	11,202
6.38%, 05/01/2022		3,400	3,958	4.17%, 03/10/2046(f),(h)	10,500	7,917
			$63,629	COMM 2013-CCRE7 Mortgage Trust
				4.35%, 03/10/2046(f),(h)	7,500	6,948
Coal- 0.46%
CONSOL Energy Inc				COMM 2013-LC6 Mortgage Trust
				4.28%, 01/10/2046(f),(h)	5,205	4,856
5.88%, 04/15/2022		$6,545	6,050
8.00%, 04/01/2023		5,300	5,247	COMM 2014-CCRE15 Mortgage Trust
Foresight Energy LLC / Foresight Energy				4.26%, 02/10/2047(f),(h)	5,414	3,586
Finance Corp				COMM 2014-CCRE17 Mortgage Trust
9.00%, PIK 1.00%, 08/15/2021(f),(h),(i)		42,809	40,562	0.33%, 05/10/2047(f),(h),(k)	44,717	894
				0.80%, 05/10/2047(f),(h),(k)	62,604	3,570
			$51,859
				4.30%, 05/10/2047(f),(h)	5,311	3,330
Commercial Mortgage Backed Securities - 14.19%
				4.80%, 05/10/2047(f),(h)	12,469	11,338
Banc of America Commercial Mortgage Trust
2006-6				COMM 2014-CCRE21 Mortgage Trust
				1.42%, 12/10/2047(f),(h),(k)	20,879	1,920
5.48%, 10/10/2045		5,000	5,009
Banc of America Merrill Lynch Commercial				COMM 2014-LC17 Mortgage Trust
				3.11%, 10/10/2047(f)	4,383	2,532
Mortgage Inc
				3.69%, 10/10/2047(f),(h)	4,133	3,196
4.77%, 07/10/2043		14,250	5,785
4.85%, 07/10/2043		9,500	1,633	Comm 2014-UBS2 Mortgage Trust
5.35%, 11/10/2042(h)		3,044	2,435	5.18%, 03/10/2047(f),(h)	13,190	11,284
CD 2006-CD2 Mortgage Trust				COMM 2014-UBS3 Mortgage Trust
5.43%, 01/15/2046(h)		6,535	4,771	1.29%, 06/10/2047(f),(h),(k)	60,721	4,166
				4.81%, 06/10/2047(f),(h)	21,861	17,869

See accompanying notes.

Schedule of Investments
Global Diversified Income Fund
October 31, 2016

	Principal			Principal
BONDS (continued)	Amount (000's)	Value(000 's)	BONDS (continued)	Amount (000's)	Value (000's)
Commercial Mortgage Backed Securities (continued)			Commercial Mortgage Backed Securities (continued)
COMM 2014-UBS5 Mortgage Trust			GE Commercial Mortgage Corp Series 2007-
3.49%, 09/10/2047(f),(h)	$10,000	$ 7,059	C1 Trust
COMM 2014-UBS6 Mortgage Trust			5.54%, 12/10/2049(f)	$9,000	$8,902
0.50%, 12/10/2047(f),(h),(k)	60,589	2,009	5.61%, 12/10/2049(h)	9,075	8,984
COMM 2015-LC23 Mortgage Trust			GS Mortgage Securities Corp II
3.65%, 10/10/2053(f),(h)	6,000	4,868	3.38%, 05/10/2050(h)	4,500	3,070
COMM 2016-COR1 Mortgage Trust			GS Mortgage Securities Trust 2010-C1
1.64%, 10/10/2049(h),(k)	46,000	4,697	1.44%, 08/10/2043(f),(h),(k)	44,810	1,957
4.54%, 10/10/2049	10,000	9,763	GS Mortgage Securities Trust 2010-C2
Commercial Mortgage Pass Through			5.18%, 12/10/2043(f),(h)	5,000	5,103
Certificates			GS Mortgage Securities Trust 2011-GC5
3.50%, 02/10/2047(f)	18,498	11,150	5.40%, 08/10/2044(f),(h)	3,660	3,358
Commercial Mortgage Trust 2007-GG9			GS Mortgage Securities Trust 2012-GC6
5.51%, 03/10/2039	53,926	50,963	0.20%, 01/10/2045(f),(h),(k)	226,505	2,143
5.53%, 03/10/2039	14,000	11,475	GS Mortgage Securities Trust 2012-GCJ7
Credit Suisse Commercial Mortgage Trust			5.73%, 05/10/2045(f),(h)	7,429	7,251
Series 2006-C1			GS Mortgage Securities Trust 2012-GCJ9
5.69%, 02/15/2039(h)	690	690	4.85%, 11/10/2045(f),(h)	5,000	4,638
5.69%, 02/15/2039(f),(h)	23,036	22,945	4.85%, 11/10/2045(f),(h)	8,500	6,540
Credit Suisse Commercial Mortgage Trust			GS Mortgage Securities Trust 2013-GC16
Series 2006-C4			3.50%, 11/10/2046(f),(h)	2,500	1,661
5.54%, 09/15/2039(h)	11,885	11,923	5.32%, 11/10/2046(f),(h)	3,544	3,277
Credit Suisse Commercial Mortgage Trust			GS Mortgage Securities Trust 2013-GCJ14
Series 2007-C1			4.77%, 08/10/2046(f),(h)	3,500	3,190
5.42%, 02/15/2040	16,780	16,695	4.77%, 08/10/2046(f),(h)	7,742	5,926
5.46%, 02/15/2040	30,000	15,298	4.77%, 08/10/2046(f),(h)	2,500	1,809
Credit Suisse Commercial Mortgage Trust			GS Mortgage Securities Trust 2014-GC26
Series 2007-C5			1.20%, 11/10/2047(f),(h),(k)	29,811	2,455
0.38%, 09/15/2040(f),(h),(k)	212,399	420	4.51%, 11/10/2047(f),(h)	2,570	2,055
Credit Suisse First Boston Mortgage Securities			JP Morgan Chase Commercial Mortgage
Corp			Securities Trust 2005-CIBC12
5.19%, 12/15/2040(f),(h)	121	120	4.99%, 09/12/2037	69	69
CSAIL 2015-C1 Commercial Mortgage Trust			JP Morgan Chase Commercial Mortgage
0.50%, 04/15/2050(f),(h),(k)	62,192	2,146	Securities Trust 2005-LDP1
DBUBS 2011-LC1 Mortgage Trust			5.80%, 03/15/2046(f),(h)	359	359
0.31%, 11/10/2046(f),(h),(k)	142,384	1,713	JP Morgan Chase Commercial Mortgage
DBUBS 2011-LC2 Mortgage Trust			Securities Trust 2005-LDP4
1.15%, 07/10/2044(f),(h),(k)	11,303	432	5.13%, 10/15/2042	5,410	5,397
DBUBS 2011-LC3 Mortgage Trust			JP Morgan Chase Commercial Mortgage
3.75%, 08/10/2044(f)	12,029	9,950	Securities Trust 2006-CIBC16
Freddie Mac Multifamily Structured Pass			5.62%, 05/12/2045	20,140	20,185
Through Certificates			JP Morgan Chase Commercial Mortgage
0.73%, 03/25/2020(h),(k)	149,301	2,884	Securities Trust 2006-CIBC17
1.15%, 01/25/2021(h),(k)	59,676	2,434	5.49%, 12/12/2043	28,436	11,962
1.36%, 11/25/2019(h),(k)	54,164	1,721	JP Morgan Chase Commercial Mortgage
1.41%, 09/25/2045(h),(k)	27,534	1,083	Securities Trust 2006-LDP6
1.45%, 04/25/2017(h),(k)	39,201	162	5.65%, 04/15/2043(h)	439	439
1.46%, 04/25/2041(h),(k)	86,714	3,990	JP Morgan Chase Commercial Mortgage
1.59%, 05/25/2041(h),(k)	159,348	13,374	Securities Trust 2006-LDP7
1.62%, 08/25/2040(h),(k)	73,469	3,064	5.92%, 04/17/2045(h)	9,000	6,998
1.66%, 07/25/2041(h),(k)	166,791	14,951	JP Morgan Chase Commercial Mortgage
1.66%, 06/25/2042(h),(k)	13,000	495	Securities Trust 2006-LDP9
1.70%, 04/25/2045(h),(k)	48,322	1,817	5.34%, 05/15/2047	1,000	989
1.87%, 05/25/2040(h),(k)	100,659	8,907	JP Morgan Chase Commercial Mortgage
1.90%, 11/25/2039(h),(k)	68,598	2,446	Securities Trust 2007-CIBC19
2.00%, 09/25/2039(h),(k)	32,000	1,104	5.71%, 02/12/2049(h)	35,000	27,977
2.10%, 10/25/2025(h),(k)	47,224	1,645	JP Morgan Chase Commercial Mortgage
2.21%, 12/25/2039(h),(k)	25,654	2,465	Securities Trust 2007-CIBC20
2.25%, 01/25/2041(h),(k)	15,544	1,324	6.18%, 02/12/2051(f),(h)	5,755	4,310
2.52%, 07/25/2039(h),(k)	89,000	3,317	JP Morgan Chase Commercial Mortgage
2.58%, 11/25/2041(h),(k)	103,647	11,725	Securities Trust 2010-CNTR
2.58%, 12/25/2043(h),(k)	72,451	6,951	1.98%, 08/05/2032(f),(h),(k)	11,655	629
2.81%, 01/25/2043(h),(k)	85,739	8,954	JP Morgan Chase Commercial Mortgage
2.90%, 08/25/2039(h),(k)	38,877	4,490	Securities Trust 2011-C3
3.21%, 02/25/2042(h),(k)	91,849	11,517	4.41%, 02/15/2046(f)	4,330	3,870
3.61%, 06/25/2041(h),(k)	4,400	638	JP Morgan Chase Commercial Mortgage
4.63%, 11/25/2044(h),(k)	1,800	297	Securities Trust 2011-C5
FREMF 2011-K704 Mortgage Trust			4.00%, 08/15/2046(f)	6,000	4,905
0.10%, 10/25/2030(f),(h),(k)	556,569	797	5.39%, 08/15/2046(f),(h)	4,844	4,969
FREMF 2016-KBAM Mortgage Trust			JP Morgan Chase Commercial Mortgage
7.74%, 09/25/2022(f),(h)	84,100	80,702	Securities Trust 2012-C6
			2.97%, 05/15/2045(f)	7,500	5,480

See accompanying notes.

Schedule of Investments
Global Diversified Income Fund
October 31, 2016

		Principal					Principal
	BONDS (continued)	Amount (000's)	Value(000	's)		BONDS (continued)	Amount (000's)	Value (000's)
	Commercial Mortgage Backed Securities (continued)					Commercial Mortgage Backed Securities (continued)
	JP Morgan Chase Commercial Mortgage				LB	-UBS Commercial Mortgage Trust 2004-
	Securities Trust 2012-C8					C1
	2.75%, 10/15/2045(f),(h)	$8,553	$ 6,074			5.00%, 01/15/2036	$1,000	$44
	JP Morgan Chase Commercial Mortgage				LB	-UBS Commercial Mortgage Trust 2005-
	Securities Trust 2013-C10					C3
	0.36%, 12/15/2047(f),(h),(k)	276,436	5,496			4.95%, 07/15/2040(h)	1,109	1,157
	JP Morgan Chase Commercial Mortgage				LB	-UBS Commercial Mortgage Trust 2006-
	Securities Trust 2013-C16					C6
	1.23%, 12/15/2046(f),(h),(k)	20,750	1,384			5.47%, 09/15/2039(h)	8,500	7,564
	3.74%, 12/15/2046(f)	10,000	7,320		LB	-UBS Commercial Mortgage Trust 2006-
	4.97%, 12/15/2046(f),(h)	16,203	15,289			C7
	JP Morgan Chase Commercial Mortgage					5.41%, 11/15/2038	25,029	19,346
	Securities Trust 2013-LC11				LB	-UBS Commercial Mortgage Trust 2007-
	0.99%, 04/15/2046(f),(h),(k)	49,841	2,514			C6
	1.52%, 04/15/2046(h),(k)	67,232	4,223			6.14%, 07/15/2040(h)	13,250	12,920
	JP Morgan Chase Commercial Mortgage					6.14%, 07/15/2040(h)	8,841	8,347
	Securities Trust 2014-C20				LB	-UBS Commercial Mortgage Trust 2007-
	1.14%, 07/15/2047(h),(k)	94,288	4,686			C7
	JP Morgan Chase Commercial Mortgage					6.24%, 09/15/2045(h)	8,845	8,460
	Securities Trust 2016-JP3				LB	-UBS Commercial Mortgage Trust 2008-
	3.48%, 08/15/2049(h)	4,000	3,739			C1
	JPMBB Commercial Mortgage Securities					6.11%, 04/15/2041(h)	11,154	5,351
	Trust 2013-C12					Merrill Lynch Mortgage Trust 2006-C1
	4.09%, 07/15/2045(h)	13,826	12,225			5.59%, 05/12/2039(h)	15,000	12,779
	JPMBB Commercial Mortgage Securities					Merrill Lynch Mortgage Trust 2007-C1
	Trust 2013-C15					5.83%, 06/12/2050(h)	15,870	187
	1.49%, 11/15/2045(f),(h),(k)	11,500	940			5.83%, 06/12/2050(h)	5,615	56
	3.50%, 11/15/2045(f)	9,191	6,791		ML	-CFC Commercial Mortgage Trust 2006-
	5.05%, 11/15/2045(f),(h)	23,750	22,971			3
	JPMBB Commercial Mortgage Securities					5.52%, 07/12/2046(h)	20,625	20,601
	Trust 2014-C18					5.55%, 07/12/2046(h)	2,500	2,385
	1.09%, 02/15/2047(h),(k)	57,560	2,829		ML	-CFC Commercial Mortgage Trust 2007-
	4.81%, 02/15/2047(f),(h)	7,850	6,727			5
	JPMBB Commercial Mortgage Securities					5.45%, 08/12/2048	15,070	12,251
	Trust 2014-C19				ML	-CFC Commercial Mortgage Trust 2007-
	4.67%, 04/15/2047(f),(h)	6,200	5,295			9
	4.67%, 04/15/2047(h)	3,000	3,069			6.18%, 09/12/2049(h)	35,490	26,973
	JPMBB Commercial Mortgage Securities					Morgan Stanley Bank of America Merrill
	Trust 2014-C21					Lynch Trust 2012-C5
	1.10%, 08/15/2047(h),(k)	44,271	2,756			0.08%, 08/15/2045(f),(h),(k)	221,584	1,041
	JPMBB Commercial Mortgage Securities					4.68%, 08/15/2045(f),(h)	6,787	6,656
	Trust 2014-C23					Morgan Stanley Bank of America Merrill
	0.86%, 09/15/2047(h),(k)	290,543	10,628			Lynch Trust 2013-C10
	JPMBB Commercial Mortgage Securities					4.08%, 07/15/2046(f),(h)	5,609	5,160
	Trust 2014-C24					Morgan Stanley Bank of America Merrill
	3.93%, 11/15/2047(f),(h)	20,500	15,917			Lynch Trust 2013-C11
	JPMBB Commercial Mortgage Securities					0.55%, 08/15/2046(h),(k)	149,601	2,629
	Trust 2014-C26					Morgan Stanley Bank of America Merrill
	4.43%, 01/15/2048(h)	5,000	4,977			Lynch Trust 2013-C13
	JPMBB Commercial Mortgage Securities					4.89%, 11/15/2046(f),(h)	5,462	5,278
	Trust 2015-C28					Morgan Stanley Bank of America Merrill
	0.50%, 10/15/2048(f),(h),(k)	54,005	1,859			Lynch Trust 2013-C8
	1.20%, 10/15/2048(h),(k)	62,487	3,913			1.05%, 12/15/2048(h),(k)	91,909	4,620
	4.24%, 10/15/2048(h)	8,600	7,780			4.06%, 12/15/2048(f),(h)	18,500	16,523
	JPMBB Commercial Mortgage Securities					Morgan Stanley Bank of America Merrill
	Trust 2015-C29					Lynch Trust 2013-C9
	3.70%, 05/15/2048(h)	4,500	3,273			4.15%, 05/15/2046(f),(h)	4,150	3,117
	JPMBB Commercial Mortgage Securities					Morgan Stanley Bank of America Merrill
	Trust 2015-C30					Lynch Trust 2014-C14
	0.71%, 07/15/2048(h),(k)	83,472	3,117			4.83%, 02/15/2047(h)	6,750	7,194
	JPMBB Commercial Mortgage Securities					4.83%, 02/15/2047(f),(h)	10,331	7,798
	Trust 2015-C31					Morgan Stanley Bank of America Merrill
	0.50%, 08/15/2048(f),(h),(k)	42,377	1,500			Lynch Trust 2014-C15
	JPMDB Commercial Mortgage Securities					0.89%, 04/15/2047(d),(f),(h),(k)	67,485	3,965
	Trust					4.89%, 04/15/2047(f),(h)	8,786	7,615
	0.00%, 12/15/2049(b),(h),(j)	4,500	4,056			4.89%, 04/15/2047(f),(h)	4,000	3,090
	LB Commercial Mortgage Trust 2007-C3					Morgan Stanley Bank of America Merrill
	5.92%, 07/15/2044(h)	5,000	4,968			Lynch Trust 2014-C16
	5.92%, 07/15/2044(h)	12,738	12,785			4.26%, 06/15/2047(f),(h)	17,104	12,267
LB	-UBS Commercial Mortgage Trust 2003-					4.76%, 06/15/2047(f),(h)	20,000	15,986
	C8					Morgan Stanley Bank of America Merrill
	0.19%, 09/15/2037(f),(h),(k)	730	1			Lynch Trust 2014-C18
						0.98%, 10/15/2047(h),(k)	192,430	7,634

See accompanying notes.

Schedule of Investments
Global Diversified Income Fund
October 31, 2016

		Principal				Principal
BONDS (continued)		Amount (000's)	Value(000	's)	BONDS (continued)	Amount (000's) Value (000's)
Commercial Mortgage Backed Securities (continued)					Commercial Mortgage Backed Securities (continued)
Morgan Stanley Bank of America Merrill					Wells Fargo Commercial Mortgage Trust
Lynch Trust 2014-C18 (continued)					2016-C34
4.49%, 10/15/2047		$4,408	$ 4,547		2.19%, 06/15/2049(h),(k)		$36,381	$5,093
Morgan Stanley Bank of America Merrill					Wells Fargo Commercial Mortgage Trust
Lynch Trust 2015-C20					2016-C36
1.39%, 02/15/2048(f),(h),(k)		41,500	4,030		4.19%, 11/15/2059(d),(h),(j)		4,000	3,945
Morgan Stanley Bank of America Merrill					Wells Fargo Commercial Mortgage Trust
Lynch Trust 2015-C26					2016-NXS5
3.06%, 10/15/2048(f),(h)		2,185	1,545		4.88%, 01/15/2059(h)		7,681	7,953
Morgan Stanley Bank of America Merrill					4.88%, 01/15/2059(h)		4,254	3,722
Lynch Trust 2016-C29					WFRBS Commercial Mortgage Trust 2011-
1.66%, 05/15/2049(h),(k)		42,370	4,665		C4
Morgan Stanley Capital I Trust 2007-HQ13					0.42%, 06/15/2044(f),(h),(k)		91,368	1,453
5.93%, 12/15/2044		13,275	12,971		WFRBS Commercial Mortgage Trust 2011-
Morgan Stanley Capital I Trust 2011-C3					C5
0.80%, 07/15/2049(f),(h),(k)		24,510	702		0.13%, 11/15/2044(f),(h),(k)		121,416	746
UBS Commercial Mortgage Trust 2012-C1					WFRBS Commercial Mortgage Trust 2013-
0.35%, 05/10/2045(f),(h),(k)		143,076	2,624		C11
5.00%, 05/10/2045(f)		8,000	6,906		4.21%, 03/15/2045(f),(h)		10,000	8,007
UBS-Barclays Commercial Mortgage Trust					WFRBS Commercial Mortgage Trust 2014-
2012	-C2				C20
1.63%, 05/10/2063(f),(h),(k)		34,928	1,813		3.99%, 05/15/2047(f),(h)		10,000	7,505
UBS-Barclays Commercial Mortgage Trust					WFRBS Commercial Mortgage Trust 2014-
2012	-C3				C22
4.96%, 08/10/2049(f),(h)		25,827	26,028		3.91%, 09/15/2057(f),(h)		10,000	7,625
4.96%, 08/10/2049(f),(h)		20,994	19,101		WFRBS Commercial Mortgage Trust 2014-
UBS-Barclays Commercial Mortgage Trust					C24
2012	-C4				3.69%, 11/15/2047(f)		11,047	6,874
4.50%, 12/10/2045(f),(h)		21,000	20,560					$1,589,012
4.50%, 12/10/2045(f),(h)		17,981	14,774		Commercial Services - 0.55%
UBS-Barclays Commercial Mortgage Trust					AA Bond Co Ltd
2013	-C5				5.50%, 07/31/2043	GBP	500	609
4.09%, 03/10/2046(f),(h)		9,150	8,428		ADT Corp/The
4.09%, 03/10/2046(f),(h)		5,759	4,017		6.25%, 10/15/2021		$3,500	3,828
Wachovia Bank Commercial Mortgage Trust					Atento Luxco 1 SA
Series 2006-C26					7.38%, 01/29/2020		7,717	7,871
6.11%, 06/15/2045(h)		13,067	8,494		Avis Budget Finance PLC
Wachovia Bank Commercial Mortgage Trust					6.00%, 03/01/2021	EUR	681	779
Series 2006-C29					ENA Norte Trust
5.37%, 11/15/2048		18,379	18,338		4.95%, 04/25/2028(f)		$2,996	3,116
Wachovia Bank Commercial Mortgage Trust					Europcar Groupe SA
Series 2007-C30					5.75%, 06/15/2022	EUR	1,500	1,719
5.46%, 12/15/2043(h)		6,778	6,547		Jaguar Holding Co II / Pharmaceutical Product
5.48%, 12/15/2043		22,500	21,504		Development LLC
Wachovia Bank Commercial Mortgage Trust					6.38%, 08/01/2023(f)		$5,300	5,329
Series 2007-C34					Live Nation Entertainment Inc
6.02%, 05/15/2046(h)		8,718	8,626		4.88%, 11/01/2024(f)		2,300	2,294
Wachovia Commercial Mortgage Securities					Loxam SAS
Inc Commercial Mortgage Pass Through					3.50%, 05/03/2023	EUR	1,300	1,481
Certificates Series 2003 C5					Midas Intermediate Holdco II LLC / Midas
2.02%, 06/15/2035(f),(h),(k)		411	1		Intermediate Holdco II Finance Inc
Wells Fargo Commercial Mortgage Trust					7.88%, 10/01/2022(f)		$10,333	10,514
2010	-C1				Prime Security Services Borrower LLC /
0.59%, 11/15/2043(f),(h),(k)		13,678	298		Prime Finance Inc
Wells Fargo Commercial Mortgage Trust					9.25%, 05/15/2023(f)		7,150	7,597
2014-L	C18				Team Health Inc
1.18%, 12/15/2047(h),(k)		85,302	5,695		7.25%, 12/15/2023(f)		5,500	6,222
3.96%, 12/15/2047(f),(h)		13,500	10,429		United Rentals North America Inc
Wells Fargo Commercial Mortgage Trust					4.63%, 07/15/2023		2,350	2,426
2015	-C28				5.50%, 05/15/2027(j)		1,900	1,891
4.14%, 05/15/2048(h)		10,000	7,883		WEX Inc
Wells Fargo Commercial Mortgage Trust					4.75%, 02/01/2023(f)		6,050	6,020
2015-NX	S1							$61,696
2.88%, 05/15/2048(f),(h)		6,916	3,522
					Computers - 0.11%
4.10%, 05/15/2048(h)		3,500	2,832
					Compiler Finance Sub Inc
Wells Fargo Commercial Mortgage Trust					7.00%, 05/01/2021(f)		3,159	1,469
2015-NX	S2				Diamond 1 Finance Corp / Diamond 2 Finance
4.25%, 07/15/2058(h)		9,153	6,923
					Corp
Wells Fargo Commercial Mortgage Trust					7.13%, 06/15/2024(f)		7,495	8,211
2015-NX	S3				NCR Corp
3.15%, 09/15/2057(f),(h)		5,000	3,316
					5.88%, 12/15/2021		2,950	3,101
								$12,781

See accompanying notes.

Schedule of Investments
Global Diversified Income Fund
October 31, 2016

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)			BONDS (continued)	Amount (000's) Value (000's)
Consumer Products - 0.10%				Diversified Financial Services (continued)
Central Garden & Pet Co				Quicken Loans Inc
6.13%, 11/15/2023		$5,200	$5,551	5.75%, 05/01/2025(f)		$400	$395
Prestige Brands Inc							$164,557
5.38%, 12/15/2021(f)		4,500	4,668	Electric - 0.72%
Spectrum Brands Inc				1MDB Energy Ltd
4.00%, 10/01/2026(f)	EUR	500	564	5.99%, 05/11/2022		5,000	5,478
			$10,783	AES Andres BV / Dominican Power Partners /
Credit Card Asset Backed Securities - 0.05%				Empresa Generadora de Electricidad
Barclays Dryrock Issuance Trust				7.95%, 05/11/2026(f)		4,700	4,982
0.92%, 09/15/2020(h)		$5,000	5,008	Comision Federal de Electricidad
				4.75%, 02/23/2027(f)		4,678	4,760
Distribution & Wholesale - 0.35%				4.88%, 01/15/2024(f)		891	927
Alliance Automotive Finance PLC				ContourGlobal Power Holdings SA
6.25%, 12/01/2021	EUR	1,850	2,163	5.13%, 06/15/2021(f)	EUR	9,200	10,574
6.25%, 12/01/2021(f)		500	585	Dynegy Inc
American Tire Distributors Inc				6.75%, 11/01/2019		$1,080	1,093
10.25%, 03/01/2022 (f)		$30,009	27,590	7.38%, 11/01/2022		4,020	3,877
LKQ Corp				8.00%, 01/15/2025(f)		905	873
4.75%, 05/15/2023		5,000	5,131	Enel SpA
VWR Funding Inc				5.00%, 01/15/2075(h)	EUR	2,000	2,341
4.63%, 04/15/2022	EUR	3,400	3,854	6.62%, 09/15/2076(h)	GBP	943	1,242
			$39,323	Eskom Holdings SOC Ltd
Diversified Financial Services - 1.47%				6.75%, 08/06/2023(f)		$700	722
Alliance Data Systems Corp				7.13%, 02/11/2025(f)		9,528	9,858
5.38%, 08/01/2022(f)		$11,545	11,112	7.13%, 02/11/2025		500	517
5.88%, 11/01/2021(f)		5,250	5,289	Greenko Investment Co
6.38%, 04/01/2020(f)		2,000	2,038	4.88%, 08/16/2023(f)		1,496	1,457
Ally Financial Inc				Listrindo Capital BV
5.75%, 11/20/2025		3,435	3,517	4.95%, 09/14/2026(f)		1,765	1,783
American Express Co				Majapahit Holding BV
5.20%, 05/29/2049(g),(h)		2,000	2,005	7.75%, 01/20/2020(f)		1,730	1,981
Charles Schwab Corp/The				7.88%, 06/29/2037		1,375	1,777
7.00%, 02/28/2049(g),(h)		4,198	4,927	NextEra Energy Capital Holdings Inc
Credit Acceptance Corp				7.30%, 09/01/2067(h)		5,000	5,025
7.38%, 03/15/2023		5,979	6,173	NRG Energy Inc
Depository Trust & Clearing Corp/The				6.63%, 01/15/2027(f)		1,360	1,274
4.88%, 12/29/2049(f),(g),(h)		9,000	9,214	7.25%, 05/15/2026(f)		3,250	3,198
Double Eagle Acquisition Sub Inc				Perusahaan Listrik Negara PT
7.50%, 10/01/2024(f)		17,978	18,517	5.50%, 11/22/2021(f)		2,340	2,592
Drawbridge Special Opportunities Fund LP /				Terraform Global Operating LLC
Drawbridge Special Opportunities				9.75%, 08/15/2022(f)		7,585	7,888
5.00%, 08/01/2021(c),(f)		9,300	8,905	Three Gorges Finance I Cayman Islands Ltd
FBM Finance Inc				3.15%, 06/02/2026(f)		3,041	3,050
8.25%, 08/15/2021(f)		15,742	16,450	3.70%, 06/10/2025(f)		2,718	2,860
Jefferies Finance LLC / JFIN Co-Issuer Corp							$80,129
7.38%, 04/01/2020(f)		7,025	6,972	Electronics - 0.08%
Jefferies LoanCore LLC / JLC Finance Corp				Techem Energy Metering Service GmbH &
6.88%, 06/01/2020(f)		8,700	8,222	Co KG
Lincoln Finance Ltd				7.88%, 10/01/2020	EUR	3,300	3,780
6.88%, 04/15/2021(f)	EUR	7,450	8,885	Trionista TopCo GmbH
7.38%, 04/15/2021(f)		$7,500	8,063	6.88%, 04/30/2021		4,000	4,624
Lock AS							$8,404
5.50%, 08/15/2020(f),(h)	EUR	500	549	Energy - Alternate Sources - 0.16%
MBNA Capital B				Enviva Partners LP / Enviva Partners Finance
1.56%, 02/01/2027(h)		$7,500	6,525	Corp
National Rural Utilities Cooperative Finance				8.50%, 11/01/2021(f),(j)		$8,230	8,415
Corp				Greenko Dutch BV
5.25%, 04/20/2046(h)		2,200	2,351	8.00%, 08/01/2019		2,554	2,728
Navient Corp				TerraForm Power Operating LLC
5.88%, 03/25/2021		1,930	1,932	5.88%, 02/01/2023(f)		4,650	4,662
6.63%, 07/26/2021		2,435	2,453	6.13%, 06/15/2025(f)		1,675	1,729
7.25%, 09/25/2023		5,350	5,330				$17,534
NewStar Financial Inc				Engineering & Construction - 0.22%
7.25%, 05/01/2020		5,275	5,275	AECOM
NFP Corp				5.75%, 10/15/2022		4,000	4,198
9.00%, 07/15/2021(f)		9,329	9,516	Aeropuertos Dominicanos Siglo XXI SA
Oxford Finance LLC / Oxford Finance Co-				9.75%, 11/13/2019(f),(h)		4,675	4,897
Issuer Inc				Heathrow Finance PLC
7.25%, 01/15/2018(f)		5,399	5,453	5.75%, 03/03/2025	GBP	1,150	1,549
Pershing Square Holdings Ltd				7.13%, 03/01/2017		1,500	1,871
5.50%, 07/15/2022(f)		4,500	4,489

See accompanying notes.

Schedule of Investments
Global Diversified Income Fund
October 31, 2016

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)			BONDS (continued)	Amount (000's) Value (000's)
Engineering & Construction (continued)				Food (continued)
Michael Baker Holdings LLC / Michael Baker				KeHE Distributors LLC / KeHE Finance
Finance Corp				Corp
9.63%, PIK 9.63%, 04/15/2019(f),(i)		$4,783	$4,305	7.63%, 08/15/2021(f)		$7,775	$7,619
Michael Baker International LLC / CDL				Marfrig Holdings Europe BV
Acquisition Co Inc				6.88%, 06/24/2019(f)		3,336	3,444
8.25%, 10/15/2018(f)		2,650	2,650	8.00%, 06/08/2023(f)		2,851	2,944
Odebrecht Finance Ltd				Marfrig Overseas Ltd
5.25%, 06/27/2029(f)		3,757	1,804	9.50%, 05/04/2020(f)		2,185	2,262
5.25%, 06/27/2029		3,200	1,536	Minerva Luxembourg SA
Pratama Agung Pte Ltd				6.50%, 09/20/2026(f)		6,042	5,918
6.25%, 02/24/2020		1,540	1,621	Moy Park BondCo PLC
			$24,431	6.25%, 05/29/2021	GBP	1,500	1,891
Entertainment - 0.46%				Pinnacle Foods Finance LLC / Pinnacle Foods
AMC Entertainment Holdings Inc				Finance Corp
5.88%, 11/15/2026(f),(j)		3,645	3,659	5.88%, 01/15/2024		$3,825	4,102
6.38%, 11/15/2024(d),(f),(j)	GBP	1,000	1,224	Post Holdings Inc
Cinemark USA Inc				5.00%, 08/15/2026(f)		9,370	9,089
4.88%, 06/01/2023		$2,850	2,854	6.00%, 12/15/2022(f)		5,000	5,275
Eldorado Resorts Inc				6.75%, 12/01/2021(f)		5,900	6,313
7.00%, 08/01/2023		3,500	3,719	Premier Foods Finance PLC
GLP Capital LP / GLP Financing II Inc				6.50%, 03/15/2021	GBP	900	1,090
4.88%, 11/01/2020		4,257	4,539	Simmons Foods Inc
International Game Technology PLC				7.88%, 10/01/2021(f)		$12,516	12,610
6.25%, 02/15/2022(f)		6,750	7,155	Tesco PLC
LG FinanceCo Corp				6.13%, 02/24/2022	GBP	3,900	5,384
5.88%, 11/01/2024(f)		5,100	5,147	TreeHouse Foods Inc
National CineMedia LLC				6.00%, 02/15/2024(f)		$5,550	5,961
5.75%, 08/15/2026(f)		2,035	2,096	US Foods Inc
Pinnacle Entertainment Inc				5.88%, 06/15/2024(f)		9,600	9,984
5.63%, 05/01/2024(f)		2,705	2,725				$121,395
Regal Entertainment Group				Food Service - 0.02%
5.75%, 03/15/2022		3,022	3,128	Aramark Services Inc
Schumann SpA				5.13%, 01/15/2024(f)		2,000	2,095
7.00%, 07/31/2023	EUR	1,975	2,202
Snai SpA				Forest Products & Paper - 0.22%
6.38%, 11/07/2021(f),(j)		1,000	1,111	Cascades Inc
WMG Acquisition Corp				5.50%, 07/15/2022(f)		3,000	3,062
4.13%, 11/01/2024(f)		500	566	Eldorado Intl. Finance GmbH
6.75%, 04/15/2022(f)		$10,550	11,143	8.63%, 06/16/2021(f)		8,005	6,524
			$51,268	Fibria Overseas Finance Ltd
Environmental Control - 0.02%				5.25%, 05/12/2024		1,182	1,210
Advanced Disposal Services Inc				Mercer International Inc
5.63%, 11/15/2024(f),(j)		2,200	2,211	7.00%, 12/01/2019		6,340	6,570
				7.75%, 12/01/2022		3,970	4,178
Food- 1.08%				Smurfit Kappa Acquisitions
Albertsons Cos LLC / Safeway Inc / New				2.75%, 02/01/2025	EUR	2,000	2,289
Albertson's Inc / Albertson's LLC				WEPA Hygieneprodukte GmbH
5.75%, 03/15/2025(f)		3,500	3,455	3.75%, 05/15/2024		1,000	1,144
6.63%, 06/15/2024(f)		2,150	2,231				$24,977
Arcor SAIC				Gas- 0.15%
6.00%, 07/06/2023(f)		1,295	1,373	LBC Tank Terminals Holding Netherlands
Bakkavor Finance 2 PLC				BV
8.25%, 02/15/2018	GBP	564	702	6.88%, 05/15/2023(f)		$11,750	11,779
BI-LO LLC / BI-LO Finance Corp				NGL Energy Partners LP / NGL Energy
9.25%, 02/15/2019(f)		$3,345	2,902	Finance Corp
Boparan Finance PLC				6.88%, 10/15/2021		1,340	1,320
5.50%, 07/15/2021(h)	GBP	2,350	2,625	7.50%, 11/01/2023(f)		2,700	2,707
Campofrio Food Group SA				Perusahaan Gas Negara Persero Tbk
3.38%, 03/15/2022	EUR	1,000	1,137	5.13%, 05/16/2024(f)		926	988
Casino Guichard Perrachon SA							$16,794
2.80%, 08/05/2026		3,500	4,056	Hand & Machine Tools - 0.00%
3.25%, 03/07/2024(h)		500	595	Stanley Black & Decker Inc
Cencosud SA				5.75%, 12/15/2053		450	478
5.15%, 02/12/2025(f)		$3,900	4,150
6.63%, 02/12/2045(f)		3,281	3,469	Healthcare - Products - 0.59%
Cosan Luxembourg SA				ConvaTec Finance International SA
7.00%, 01/20/2027(f)		2,825	2,931	8.25%, PIK 9.00%, 01/15/2019(f),(i)		30,361	30,361
ESAL GmbH				ConvaTec Healthcare E SA
6.25%, 02/05/2023(f)		4,780	4,601	10.50%, 12/15/2018 (f)		13,749	13,904
JBS Investments GmbH				DJO Finco Inc / DJO Finance LLC / DJO
7.25%, 04/03/2024(f)		3,250	3,282	Finance Corp
				8.13%, 06/15/2021(f)		6,000	5,505

See accompanying notes.

Schedule of Investments
Global Diversified Income Fund
October 31, 2016

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)			BONDS (continued)	Amount (000's) Value (000's)
Healthcare - Products (continued)				Holding Companies - Diversified (continued)
Kinetic Concepts Inc / KCI USA Inc				Sinochem Overseas Capital Co Ltd
7.88%, 02/15/2021(f)		$4,050	$4,364	6.30%, 11/12/2040	$950	$1,218
9.63%, 10/01/2021(f)		2,365	2,285			$118,703
Mallinckrodt International Finance SA /				Home Builders - 0.04%
Mallinckrodt CB LLC				Beazer Homes USA Inc
5.75%, 08/01/2022(f)		4,605	4,363	8.75%, 03/15/2022(f)	2,645	2,810
Universal Hospital Services Inc				Woodside Homes Co LLC / Woodside Homes
7.63%, 08/15/2020		5,685	5,458	Finance Inc
			$66,240	6.75%, 12/15/2021(f)	1,500	1,455
Healthcare - Services - 1.97%						$4,265
Acadia Healthcare Co Inc				Home Furnishings - 0.02%
5.13%, 07/01/2022		6,920	6,782	Tempur Sealy International Inc
5.63%, 02/15/2023		1,088	1,089	5.50%, 06/15/2026	2,200	2,266
6.50%, 03/01/2024		2,100	2,142
Amsurg Corp				Insurance - 1.96%
5.63%, 07/15/2022		2,350	2,397	ACE Capital Trust II
Centene Corp				9.70%, 04/01/2030	4,000	6,040
4.75%, 01/15/2025(j)		8,445	8,408	AG Insurance SA/NV
6.13%, 02/15/2024		4,985	5,309	6.75%, 03/29/2049(g),(h)	3,000	3,180
CHS/Community Health Systems Inc				AIG Life Holdings Inc
5.13%, 08/01/2021		2,750	2,564	8.50%, 07/01/2030	5,400	6,899
Envision Healthcare Corp				Alliant Holdings Intermediate LLC
5.13%, 07/01/2022(f)		7,717	7,717	8.25%, 08/01/2023(f)	36,838	37,483
HCA Inc				Allstate Corp/The
4.50%, 02/15/2027		7,325	7,233	5.75%, 08/15/2053(h)	100	107
5.00%, 03/15/2024		2,500	2,604	American Equity Investment Life Holding
5.25%, 06/15/2026		2,500	2,612	Co
5.88%, 02/15/2026		10,150	10,657	6.63%, 07/15/2021	4,090	4,274
Holding Medi-Partenaires SAS				American International Group Inc
7.00%, 05/15/2020	EUR	3,265	3,759	8.18%, 05/15/2068	1,500	2,009
HomeVi SAS				Aviva PLC
6.88%, 08/15/2021		2,300	2,691	8.25%, 04/29/2049(g)	350	369
6.88%, 08/15/2021(d),(f),(j)		500	585	AXA SA
IASIS Healthcare LLC / IASIS Capital Corp				8.60%, 12/15/2030	6,332	8,896
8.38%, 05/15/2019		$6,600	6,286	Catlin Insurance Co Ltd
Molina Healthcare Inc				7.25%, 07/29/2049(f),(g)	6,150	4,951
5.38%, 11/15/2022		2,950	3,070	Chubb Corp/The
MPH Acquisition Holdings LLC				6.38%, 03/29/2067(h)	900	848
7.13%, 06/01/2024(f)		5,000	5,350	Dai-ichi Life Insurance Co Ltd/The
Opal Acquisition Inc				5.10%, 10/29/2049(f),(g),(h)	2,400	2,637
8.88%, 12/15/2021(f)		49,086	40,005	Fidelity & Guaranty Life Holdings Inc
RegionalCare Hospital Partners Holdings Inc				6.38%, 04/01/2021(c),(f)	3,075	3,067
8.25%, 05/01/2023(f)		25,040	25,385	Glen Meadow Pass-Through Trust
Select Medical Corp				6.51%, 02/12/2067(f),(h)	3,000	2,362
6.38%, 06/01/2021		6,511	6,430	Great-West Life & Annuity Insurance Capital
Surgery Center Holdings Inc				LP
8.88%, 04/15/2021(f)		18,470	19,671	6.63%, 11/15/2034(f)	2,400	2,681
Surgical Care Affiliates Inc				HUB International Ltd
6.00%, 04/01/2023(f)		3,650	3,796	7.88%, 10/01/2021(f)	5,200	5,315
Synlab Bondco PLC				9.25%, 02/15/2021(f)	15,090	15,618
6.25%, 07/01/2022	EUR	2,500	2,964	Ironshore Holdings US Inc
Tenet Healthcare Corp				8.50%, 05/15/2020(f)	3,410	3,857
5.00%, 03/01/2019		$6,170	5,983	Kemper Corp
5.50%, 03/01/2019		1,000	978	4.35%, 02/15/2025	2,500	2,539
6.00%, 10/01/2020		3,000	3,160	Liberty Mutual Group Inc
6.75%, 06/15/2023		32,910	30,236	7.80%, 03/07/2087(f)	9,861	11,587
WellCare Health Plans Inc				Liberty Mutual Insurance Co
5.75%, 11/15/2020		600	618	7.70%, 10/15/2097(f)	946	1,221
			$220,481	Lincoln National Corp
Holding Companies - Diversified - 1.06%				3.16%, 05/17/2066(h)	3,802	3,092
CeramTec Group GmbH				6.05%, 04/20/2067(h)	5,584	4,356
8.25%, 08/15/2021	EUR	4,600	5,353	MetLife Capital Trust IV
Co-operative Group Holdings 2011 Ltd				7.88%, 12/15/2067(f)	5,000	6,400
7.50%, 07/08/2026	GBP	1,500	2,189	MetLife Capital Trust X
Dubai Holding Commercial Operations MTN				9.25%, 04/08/2068(f)	11,000	16,022
Ltd				MetLife Inc
6.00%, 02/01/2017		6,650	8,179	6.40%, 12/15/2066(h)	6,800	7,616
HRG Group Inc				Mitsui Sumitomo Insurance Co Ltd
7.75%, 01/15/2022		$84,166	87,744	7.00%, 03/15/2072(f)	10,600	12,654
7.88%, 07/15/2019		9,689	10,149	Provident Financing Trust I
ProGroup AG				7.41%, 03/15/2038	4,400	4,934
5.13%, 05/01/2022	EUR	3,300	3,871	Prudential Financial Inc
				5.88%, 09/15/2042(h)	3,700	4,052

See accompanying notes.

Schedule of Investments
Global Diversified Income Fund
October 31, 2016

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)			BONDS (continued)	Amount (000's) Value (000's)
Insurance (continued)				Machinery - Construction & Mining - 0.04%
Prudential PLC				Cortes NP Acquisition Corp
7.75%, 01/29/2049(g)		$2,215	$2,259	9.25%, 10/15/2024(f)		$4,400	$4,595
Reinsurance Group of America Inc
3.52%, 12/15/2065(h)		5,000	4,220	Machinery - Diversified - 0.38%
USI Inc/NY				Cleaver-Brooks Inc
7.75%, 01/15/2021(f)		10,774	10,882	8.75%, 12/15/2019(f)		10,645	11,124
Voya Financial Inc				9.75%, 12/31/2019(c),(d),(f)		12,500	12,687
5.65%, 05/15/2053(h)		6,800	6,766	Cloud Crane LLC
Wilton Re Finance LLC				10.13%, 08/01/2024 (f)		6,730	7,016
5.88%, 03/30/2033(f),(h)		8,450	8,682	CNH Industrial Capital LLC
XLIT Ltd				3.88%, 10/15/2021		2,925	2,903
6.50%, 12/31/2049(g),(h)		2,100	1,610	Xerium Technologies Inc
			$219,485	9.50%, 08/15/2021(f)		8,900	9,034
Internet - 0.57%							$42,764
Cogent Communications Group Inc				Media- 2.73%
5.38%, 03/01/2022(f)		3,050	3,134	Altice Financing SA
EIG Investors Corp				5.25%, 02/15/2023	EUR	1,000	1,146
10.88%, 02/01/2024 (f)		4,125	3,785	6.63%, 02/15/2023(f)		$10,585	10,902
Match Group Inc				Altice Finco SA
6.38%, 06/01/2024		2,000	2,160	7.63%, 02/15/2025(f)		2,260	2,237
6.75%, 12/15/2022		2,395	2,548	Altice US Finance I Corp
Netflix Inc				5.50%, 05/15/2026(f)		4,250	4,335
4.38%, 11/15/2026(f)		4,310	4,240	AMC Networks Inc
5.50%, 02/15/2022		8,260	8,941	5.00%, 04/01/2024		5,500	5,569
TIBCO Software Inc				Cable One Inc
11.38%, 12/01/2021 (f)		4,850	4,680	5.75%, 06/15/2022(f)		2,067	2,181
Zayo Group LLC / Zayo Capital Inc				Cablevision SA/Argentina
6.00%, 04/01/2023		23,775	25,023	6.50%, 06/15/2021(f)		3,228	3,357
6.38%, 05/15/2025		8,590	9,044	CBS Radio Inc
			$63,555	7.25%, 11/01/2024(f)		3,000	3,116
Investment Companies - 0.01%				CCO Holdings LLC / CCO Holdings Capital
GrupoSura Finance SA				Corp
5.50%, 04/29/2026(f)		1,377	1,460	5.13%, 05/01/2023(f)		7,900	8,157
				5.50%, 05/01/2026(f)		8,000	8,195
Iron & Steel - 0.58%				5.88%, 04/01/2024(f)		4,575	4,838
ABJA Investment Co Pte Ltd				Clear Channel Worldwide Holdings Inc
4.85%, 01/31/2020		914	925	6.50%, 11/15/2022		7,400	7,437
5.95%, 07/31/2024		855	861	7.63%, 03/15/2020		44,349	42,908
AK Steel Corp				7.63%, 03/15/2020		5,140	4,857
7.50%, 07/15/2023		2,660	2,866	CSC Holdings LLC
7.63%, 05/15/2020		1,610	1,618	5.25%, 06/01/2024		7,000	6,545
ArcelorMittal				5.50%, 04/15/2027(f)		1,230	1,248
3.00%, 04/09/2021	EUR	2,300	2,588	6.63%, 10/15/2025(f)		13,850	15,010
8.00%, 10/15/2039(h)		$4,000	4,300	DISH DBS Corp
Evraz Group SA				4.25%, 04/01/2018		1,450	1,484
6.50%, 04/22/2020		7,941	8,159	5.13%, 05/01/2020		6,350	6,572
Optima Specialty Steel				5.88%, 07/15/2022		3,600	3,717
12.00%, 12/30/2016 (c),(d)		14,740	12,603	5.88%, 11/15/2024		11,800	11,881
Signode Industrial Group Lux SA/Signode				7.75%, 07/01/2026		4,700	5,161
Industrial Group US Inc				Grupo Televisa SAB
6.38%, 05/01/2022(f)		7,995	8,075	6.13%, 01/31/2046		6,350	6,930
thyssenkrupp AG				LGE HoldCo VI BV
4.00%, 08/27/2018	EUR	1,700	1,981	7.13%, 05/15/2024	EUR	4,525	5,613
Vale Overseas Ltd				Midcontinent Communications / Midcontinent
4.38%, 01/11/2022		$1,176	1,179	Finance Corp
5.88%, 06/10/2021		8,425	8,983	6.88%, 08/15/2023(f)		$7,300	7,774
6.25%, 08/10/2026		1,120	1,201	Nielsen Finance LLC / Nielsen Finance Co
6.88%, 11/10/2039		10,004	9,886	5.00%, 04/15/2022(f)		7,478	7,628
			$65,225	Quebecor Media Inc
Lodging - 0.14%				5.75%, 01/15/2023		2,000	2,090
Interval Acquisition Corp				RCN Telecom Services LLC / RCN Capital
5.63%, 04/15/2023		2,100	2,168	Corp
				8.50%, 08/15/2020(f)		6,929	7,384
MCE Finance Ltd
5.00%, 02/15/2021(f)		2,034	2,034	SFR Group SA
TVL Finance PLC				5.63%, 05/15/2024	EUR	4,000	4,605
8.50%, 05/15/2023(f)	GBP	2,700	3,450	6.00%, 05/15/2022(f)		$7,975	8,177
				6.25%, 05/15/2024(f)		3,000	2,998
Wynn Las Vegas LLC / Wynn Las Vegas
Capital Corp				7.38%, 05/01/2026(f)		6,825	6,893
5.50%, 03/01/2025(f)		$7,975	7,995	Sinclair Television Group Inc
				5.13%, 02/15/2027(f)		2,550	2,442
			$15,647
				5.88%, 03/15/2026(f)		3,250	3,356
				Sirius XM Radio Inc
				5.38%, 07/15/2026(f)		5,150	5,230

See accompanying notes.

Schedule of Investments
Global Diversified Income Fund
October 31, 2016

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)			BONDS (continued)	Amount (000's) Value (000's)
Media (continued)				Mining (continued)
Sirius XM Radio Inc (continued)				Southern Copper Corp (continued)
6.00%, 07/15/2024(f)		$7,500	$7,959	5.88%, 04/23/2045		$1,720	$1,718
Telenet Finance V Luxembourg SCA				Teck Resources Ltd
6.75%, 08/15/2024	EUR	4,500	5,443	3.75%, 02/01/2023		2,115	2,000
Tribune Media Co				6.25%, 07/15/2041		3,675	3,638
5.88%, 07/15/2022		$2,925	2,925	Vedanta Resources PLC
Unitymedia GmbH				6.00%, 01/31/2019(f)		2,070	2,060
3.75%, 01/15/2027	EUR	5,250	5,469	7.13%, 05/31/2023(f)		99	95
6.13%, 01/15/2025(f)		$4,225	4,405	8.25%, 06/07/2021(f)		1,219	1,248
UPC Holding BV							$157,216
6.38%, 09/15/2022	EUR	5,300	6,183	Miscellaneous Manufacturers - 0.45%
UPCB Finance IV Ltd				Amsted Industries Inc
5.38%, 01/15/2025(f)		$1,150	1,167	5.00%, 03/15/2022(f)		6,176	6,191
Virgin Media Finance PLC				5.38%, 09/15/2024(f)		7,944	7,944
6.00%, 10/15/2024(f)		6,725	6,826	Bombardier Inc
6.38%, 10/15/2024	GBP	3,100	3,918	6.13%, 01/15/2023(f)		1,180	1,024
Virgin Media Secured Finance PLC				7.50%, 03/15/2025(f)		7,775	6,959
4.88%, 01/15/2027		1,000	1,196	CBC Ammo LLC / CBC FinCo Inc
VTR Finance BV				7.25%, 11/15/2021(f)		5,900	5,738
6.88%, 01/15/2024(f)		$8,365	8,752	General Electric Co
WideOpenWest Finance LLC /				5.00%, 12/29/2049(g),(h)		21,719	23,009
WideOpenWest Capital Corp							$50,865
13.38%, 10/15/2019		1,122	1,200	Mortgage Backed Securities - 1.08%
Ziggo Bond Finance BV				BCAP LLC 2013-RR4 Trust
5.88%, 01/15/2025(f)		4,680	4,645	4.07%, 02/13/2051(d),(f),(h),(k)		37,892	856
6.00%, 01/15/2027(f)		2,555	2,509	6.07%, 02/13/2051(d),(f),(h)		11,334	11,074
Ziggo Secured Finance BV				Fannie Mae REMICS
5.50%, 01/15/2027(f)		10,715	10,581	5.47%, 09/25/2046(h),(k)		16,536	4,372
			$305,151	5.47%, 10/25/2046(h),(k)		9,961	2,694
Metal Fabrication & Hardware - 0.15%				5.52%, 07/25/2042(h),(k)		26,046	5,665
Novelis Corp				5.57%, 09/25/2046(h),(k)		23,363	4,707
6.25%, 08/15/2024(f)		2,225	2,314	5.57%, 09/25/2046(h),(k)		22,225	4,606
Optimas OE Solutions Holding LLC / Optimas				5.57%, 09/25/2046(h),(k)		24,302	5,247
OE Solutions Inc				5.57%, 09/25/2046(h),(k)		19,357	3,864
8.63%, 06/01/2021(f)		18,784	14,464	Freddie Mac REMICS
			$16,778	5.57%, 12/15/2043(h),(k)		21,665	4,829
Mining - 1.40%				6.12%, 04/15/2040(h),(k)		14,853	2,538
Alcoa Nederland Holding BV				Ginnie Mae
6.75%, 09/30/2024(f)		1,405	1,454	3.50%, 06/20/2041(k)		28,281	4,231
7.00%, 09/30/2026(f)		2,380	2,451	3.50%, 04/20/2042(h),(k)		31,704	4,238
Aleris International Inc				4.00%, 03/20/2045(h),(k)		10,839	1,946
7.88%, 11/01/2020		4,587	4,587	4.00%, 05/20/2045(h),(k)		25,481	4,291
9.50%, 04/01/2021(f)		4,000	4,300	4.50%, 04/20/2045(h),(k)		16,884	3,170
Anglo American Capital PLC				4.50%, 04/20/2045(k)		11,807	2,417
2.88%, 11/20/2020	EUR	500	573	4.52%, 09/16/2043(h),(k)		37,790	5,513
3.50%, 03/28/2022		3,000	3,491	4.87%, 05/20/2041(h),(k)		18,293	3,134
Century Aluminum Co				5.49%, 12/20/2040(h),(k)		4,111	787
7.50%, 06/01/2021(c),(f)		$32,532	29,604	5.52%, 05/20/2046(h),(k)		16,271	3,708
Cia Brasileira de Aluminio				5.57%, 06/20/2046(h),(k)		16,237	4,088
4.75%, 06/17/2024(f)		1,593	1,513	5.57%, 06/20/2046(h),(k)		15,910	3,806
Cia Minera Ares SAC				5.67%, 08/20/2042(h),(k)		20,878	4,177
7.75%, 01/23/2021(f)		1,710	1,845	5.67%, 11/20/2045(h),(k)		17,936	3,878
Cia Minera Milpo SAA				5.72%, 06/20/2044(h),(k)		26,144	4,532
4.63%, 03/28/2023(f)		3,381	3,385	5.72%, 10/20/2045(h),(k)		20,666	4,427
Corp Nacional del Cobre de Chile				5.72%, 11/20/2045(h),(k)		12,452	2,812
3.00%, 07/17/2022(f)		12,513	12,355	6.07%, 03/20/2042(h),(k)		20,999	5,653
5.63%, 09/21/2035(f)		1,185	1,287	6.12%, 12/20/2042(h),(k)		13,613	3,736
6.15%, 10/24/2036		7,408	8,458				$120,996
Eldorado Gold Corp				Municipals - 0.01%
6.13%, 12/15/2020(f)		10,675	10,782	Bogota Distrito Capital
First Quantum Minerals Ltd				9.75%, 07/26/2028	COP	1,900,000	665
7.00%, 02/15/2021(f)		8,655	8,217
7.25%, 05/15/2022(f)		2,831	2,679	Oil & Gas - 4.12%
International Wire Group Inc				Antero Resources Corp
10.75%, 08/01/2021 (f)		7,400	6,993	5.13%, 12/01/2022		$4,900	4,937
Joseph T Ryerson & Son Inc				5.38%, 11/01/2021		6,500	6,598
11.00%, 05/15/2022 (f)		18,880	20,626	6.00%, 12/01/2020		1,150	1,183
Mirabela Nickel Ltd				Callon Petroleum Co
1.00%, 09/10/2044(c),(d)		139	—	6.13%, 10/01/2024(f)		2,730	2,812
Real Alloy Holding Inc				Chaparral Energy Inc
10.00%, 01/15/2019 (c),(f)		19,820	20,018	0.00%, 11/15/2022(b)		8,275	6,413
Southern Copper Corp
5.25%, 11/08/2042		1,944	1,839

See accompanying notes.

Schedule of Investments
Global Diversified Income Fund
October 31, 2016

	Principal			Principal
BONDS (continued)	Amount (000's)	Value(000's)	BONDS (continued)	Amount (000's)		Value (000's)
Oil & Gas (continued)			Oil & Gas (continued)
CNOOC Finance 2015 USA LLC			Petrobras Argentina SA
3.50%, 05/05/2025	$5,272	$ 5,354	7.38%, 07/21/2023(f)		$2,936	$3,009
Comstock Resources Inc			Petrobras Global Finance BV
10.00%, PIK 12.25%, 03/15/2020(i)	10,500	10,553	5.38%, 01/27/2021		1,500	1,485
Continental Resources Inc/OK			6.75%, 01/27/2041		8,250	7,309
3.80%, 06/01/2024	4,640	4,269	6.88%, 01/20/2040		3,940	3,526
4.50%, 04/15/2023	8,800	8,383	8.38%, 05/23/2021		1,637	1,811
5.00%, 09/15/2022	1,940	1,901	8.75%, 05/23/2026		16,567	18,662
CrownRock LP / CrownRock Finance Inc			Petroleos de Venezuela SA
7.13%, 04/15/2021(f)	3,750	3,863	5.38%, 04/12/2027		5,205	1,904
Delek & Avner Tamar Bond Ltd			5.50%, 04/12/2037		9,580	3,511
5.08%, 12/30/2023(f)	617	656	6.00%, 05/16/2024		17,716	6,643
Diamondback Energy Inc			6.00%, 11/15/2026		30,522	11,338
4.75%, 11/01/2024(f)	925	925	8.50%, 11/02/2017		2,753	2,003
Ecopetrol SA			Petroleos Mexicanos
5.88%, 09/18/2023	1,000	1,073	4.50%, 01/23/2026		1,613	1,558
5.88%, 05/28/2045	3,638	3,211	4.63%, 09/21/2023(f)		7,940	7,919
7.38%, 09/18/2043	3,951	4,030	4.88%, 01/18/2024		733	736
EP Energy LLC / Everest Acquisition Finance			5.50%, 06/27/2044		2,941	2,533
Inc			5.63%, 01/23/2046		10,364	8,962
6.38%, 06/15/2023	5,300	3,604	6.00%, 03/05/2020		1,480	1,604
9.38%, 05/01/2020	4,005	3,144	6.38%, 02/04/2021(f)		2,166	2,370
EP PetroEcuador via Noble Sovereign			6.38%, 01/23/2045		4,795	4,558
Funding I Ltd			6.50%, 06/02/2041		6,723	6,535
6.49%, 09/24/2019(h)	5,622	5,552	6.63%, 06/15/2035		1,113	1,120
Extraction Oil & Gas Holdings LLC /			6.75%, 09/21/2047(f)		18,854	18,689
Extraction Finance Corp			6.88%, 08/04/2026(f)		8,092	9,047
7.88%, 07/15/2021(f)	14,070	14,879	6.88%, 08/04/2026		3,222	3,602
Gazprom OAO Via Gaz Capital SA			9.50%, 09/15/2027		1,204	1,457
4.95%, 07/19/2022(f)	4,677	4,803	Petroleum Co of Trinidad & Tobago Ltd
6.51%, 03/07/2022(f)	2,760	3,024	6.00%, 05/08/2022(f)		3,790	3,776
8.15%, 04/11/2018(f)	321	345	Precision Drilling Corp
9.25%, 04/23/2019(f)	3,701	4,223	5.25%, 11/15/2024		2,550	2,248
GeoPark Latin America Ltd Agencia en Chile			PTT Exploration & Production PCL
7.50%, 02/11/2020(f)	3,338	3,101	4.88%, 12/29/2049(f),(g),(h)		4,067	4,111
Gulfport Energy Corp			Puma International Financing SA
6.00%, 10/15/2024(f)	5,200	5,298	6.75%, 02/01/2021(f)		4,634	4,774
Halcon Resources Corp			QEP Resources Inc
8.63%, 02/01/2020(f)	3,700	3,774	5.25%, 05/01/2023		3,050	2,997
KazMunayGas National Co JSC			Reliance Industries Ltd
6.38%, 04/09/2021(f)	14,437	15,864	4.13%, 01/28/2025(f)		1,757	1,813
6.38%, 04/09/2021	5,913	6,498	Repsol International Finance BV
7.00%, 05/05/2020	3,434	3,807	3.88%, 12/29/2049(g),(h)	EUR	1,000	1,066
Keane Group Holdings			4.50%, 03/25/2075(h)		1,250	1,274
8.50%, 08/08/2019(c),(d),(h)	2,202	1,939	Rosneft Finance SA
8.50%, 08/08/2019(c),(d),(h)	6,605	5,818	7.25%, 02/02/2020(f)		$2,564	2,820
Legacy Reserves LP / Legacy Reserves			Rosneft Oil Co via Rosneft International
Finance Corp			Finance Ltd
6.63%, 12/01/2021	9,272	5,239	4.20%, 03/06/2022(f)		4,786	4,708
8.00%, 12/01/2020	7,550	4,379	Seven Generations Energy Ltd
Lukoil International Finance BV			8.25%, 05/15/2020(f)		1,800	1,908
3.42%, 04/24/2018(f)	733	741	Sinopec Group Overseas Development 2012
4.75%, 11/02/2026(d),(f),(j)	5,500	5,500	Ltd
6.13%, 11/09/2020	4,350	4,720	3.90%, 05/17/2022(f)		11,852	12,675
MEG Energy Corp			4.88%, 05/17/2042(f)		1,053	1,170
6.38%, 01/30/2023(f)	3,740	3,086	Sinopec Group Overseas Development 2013
7.00%, 03/31/2024(f)	9,415	7,720	Ltd
Milagro Oil & Gas Inc			4.38%, 10/17/2023(f)		4,299	4,697
0.00%, 05/15/2016(b),(c),(d)	5,765	1,499	4.38%, 10/17/2023		2,678	2,926
Oasis Petroleum Inc			Sinopec Group Overseas Development 2014
6.88%, 03/15/2022	1,726	1,709	Ltd
Pacific Exploration and Production Corp			4.38%, 04/10/2024(f)		677	738
0.00%, 03/28/2023(b),(f)	750	150	Sinopec Group Overseas Development 2016
0.00%, 01/19/2025(b),(f)	6,115	1,223	Ltd
PDC Energy Inc			2.75%, 09/29/2026(f)		4,858	4,678
6.13%, 09/15/2024(f)	3,580	3,723	Sunoco LP / Sunoco Finance Corp
Pertamina Persero PT			6.38%, 04/01/2023		1,065	1,089
4.30%, 05/20/2023(f)	3,253	3,371	Teine Energy Ltd
4.88%, 05/03/2022(f)	4,348	4,640	6.88%, 09/30/2022(f)		5,694	5,794
5.25%, 05/23/2021	3,768	4,070	Tengizchevroil Finance Co International Ltd
6.00%, 05/03/2042(f)	4,395	4,634	4.00%, 08/15/2026(f)		11,975	11,545
6.45%, 05/30/2044	1,880	2,071	Unit Corp
6.50%, 05/27/2041	320	359	6.63%, 05/15/2021(c)		9,640	8,869

See accompanying notes.

Schedule of Investments
Global Diversified Income Fund
October 31, 2016

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)			BONDS (continued)	Amount (000's) Value (000's)
Oil & Gas (continued)				Pipelines - 0.81%
Whiting Petroleum Corp				Antero Midstream Partners LP / Antero
5.00%, 03/15/2019		$1,965	$1,867	Midstream Finance Corp
5.75%, 03/15/2021		4,080	3,784	5.38%, 09/15/2024(f)		$1,240	$1,249
YPF SA				Cheniere Corpus Christi Holdings LLC
8.50%, 03/23/2021(f)		4,555	5,009	7.00%, 06/30/2024(f)		8,130	8,618
8.50%, 07/28/2025(f)		3,170	3,455	Crestwood Midstream Partners LP /
8.75%, 04/04/2024(f)		8,487	9,344	Crestwood Midstream Finance Corp
8.88%, 12/19/2018(f)		4,942	5,391	6.13%, 03/01/2022		3,847	3,934
Zhaikmunai LLP				6.25%, 04/01/2023		4,175	4,227
7.13%, 11/13/2019(f)		5,058	4,666	DCP Midstream LLC
			$461,751	5.35%, 03/15/2020(f)		665	685
Oil & Gas Services - 0.18%				Enterprise Products Operating LLC
Bibby Offshore Services PLC				7.03%, 01/15/2068(h)		6,150	6,493
7.50%, 06/15/2021	GBP	1,300	1,001	Gibson Energy Inc
Forum Energy Technologies Inc				6.75%, 07/15/2021(f)		9,850	10,121
6.25%, 10/01/2021		$9,570	9,474	Holly Energy Partners LP / Holly Energy
FTS International Inc				Finance Corp
8.35%, 06/15/2020(f),(h)		4,050	3,919	6.00%, 08/01/2024(f)		3,400	3,536
SESI LLC				Oleoducto Central SA
7.13%, 12/15/2021		2,640	2,574	4.00%, 05/07/2021(f)		1,864	1,906
Weatherford International Ltd				Sabine Pass Liquefaction LLC
8.25%, 06/15/2023		2,690	2,784	5.63%, 04/15/2023		11,040	11,730
			$19,752	5.63%, 03/01/2025		23,190	24,539
				5.88%, 06/30/2026(f)		3,200	3,449
Packaging & Containers - 0.55%
Albea Beauty Holdings SA				6.25%, 03/15/2022		5,024	5,501
8.75%, 11/01/2019	EUR	416	478	Southern Gas Corridor CJSC
				6.88%, 03/24/2026(f)		1,604	1,809
ARD Finance SA
7.13%, PIK 7.88%, 09/15/2023(f),(i)		$3,470	3,435	Summit Midstream Holdings LLC / Summit
Ardagh Packaging Finance PLC / Ardagh				Midstream Finance Corp
Holdings USA Inc				5.50%, 08/15/2022		900	873
6.75%, 05/15/2024	EUR	4,500	5,261	7.50%, 07/01/2021		786	817
7.25%, 05/15/2024(f)		$4,600	4,853	TransCanada PipeLines Ltd
				6.35%, 05/15/2067(h)		800	640
Ball Corp
4.38%, 12/15/2023	EUR	2,000	2,468				$90,127
Berry Plastics Corp				Private Equity - 0.07%
6.00%, 10/15/2022		$4,500	4,759	Icahn Enterprises LP / Icahn Enterprises
Coveris Holdings SA				Finance Corp
7.88%, 11/01/2019(f)		3,790	3,913	5.88%, 02/01/2022		7,750	7,372
Crown Americas LLC / Crown Americas
Capital Corp V				Real Estate - 0.26%
4.25%, 09/30/2026(f)		1,840	1,805	Crescent Communities LLC/Crescent
Crown European Holdings SA				Ventures Inc
3.38%, 05/15/2025	EUR	2,400	2,701	8.88%, 10/15/2021(f)		3,015	3,026
Kloeckner Pentaplast of America Inc				Deutsche Raststaetten Gruppe IV GmbH
7.13%, 11/01/2020		1,000	1,150	6.75%, 12/30/2020	EUR	1,000	1,144
OI European Group BV				Greystar Real Estate Partners LLC
6.75%, 09/15/2020		1,800	2,368	8.25%, 12/01/2022(f)		$2,850	3,099
Reynolds Group Issuer Inc / Reynolds Group				Kennedy-Wilson Inc
Issuer LLC / Reynolds Group Issuer				5.88%, 04/01/2024		11,400	11,528
(Luxembourg) S.A.				Longfor Properties Co Ltd
4.38%, 07/15/2021(f),(h)		$3,000	3,060	6.88%, 10/18/2019		2,730	2,830
5.13%, 07/15/2023(f)		7,900	8,110	MAF Global Securities Ltd
5.75%, 10/15/2020		3,500	3,592	7.13%, 10/29/2049(g),(h)		7,574	7,972
6.88%, 02/15/2021(h)		5,700	5,900				$29,599
SIG Combibloc Holdings SCA				Regional Authority - 0.23%
7.75%, 02/15/2023	EUR	4,000	4,638	Brazil Loan Trust 1
Verallia Packaging SASU				5.48%, 07/24/2023(f)		2,788	2,808
5.13%, 08/01/2022		3,000	3,455	Province of British Columbia Canada
			$61,946	6.60%, 01/09/2020(d),(f)	INR	183,400	2,767
Pharmaceuticals - 0.47%				Provincia de Buenos Aires/Argentina
Capsugel SA				7.88%, 06/15/2027(f)		$7,375	7,578
7.00%, PIK 7.75%, 05/15/2019(f),(i)		$9,000	9,000	9.38%, 09/14/2018		5,805	6,313
DPx Holdings BV				9.95%, 06/09/2021(f)		5,800	6,612
7.50%, 02/01/2022(f)		5,570	5,863				$26,078
Valeant Pharmaceuticals International Inc				REITS- 0.49%
4.50%, 05/15/2023	EUR	4,800	4,020	Care Capital Properties LP
5.63%, 12/01/2021(f)		$3,040	2,493	5.13%, 08/15/2026(f)		3,250	3,223
7.50%, 07/15/2021(f)		7,755	6,902	Equinix Inc
Vizient Inc				5.38%, 01/01/2022		2,765	2,931
10.38%, 03/01/2024 (f)		21,540	24,017	5.38%, 04/01/2023		3,000	3,131
			$52,295	5.88%, 01/15/2026		5,225	5,585

See accompanying notes.

Schedule of Investments
Global Diversified Income Fund
October 31, 2016

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)			BONDS (continued)	Amount (000's) Value (000's)
REITS (continued)				Software (continued)
ESH Hospitality Inc				Epicor / Eagle Parent 2L Note
5.25%, 05/01/2025(f)		$4,750	$4,703	9.25%, 06/01/2023(c),(d),(h)		$15,000	$14,017
GEO Group Inc/The				First Data Corp
5.88%, 10/15/2024		5,200	4,511	5.00%, 01/15/2024(f)		5,150	5,228
Iron Mountain Inc				5.38%, 08/15/2023(f)		3,450	3,571
4.38%, 06/01/2021(f)		8,850	9,138	5.75%, 01/15/2024(f)		12,500	12,687
6.00%, 10/01/2020(f)		5,000	5,294	7.00%, 12/01/2023(f)		20,880	21,872
iStar Inc				Inception Merger Sub Inc / Rackspace Hosting
6.50%, 07/01/2021		2,000	2,015	Inc
MGM Growth Properties Operating				8.63%, 11/15/2024(f),(j)		3,200	3,200
Partnership LP / MGP Finance Co-Issuer Inc				Infor US Inc
4.50%, 09/01/2026(f)		500	491	6.50%, 05/15/2022		20,700	21,399
5.63%, 05/01/2024(f)		5,240	5,577	Informatica LLC
MPT Operating Partnership LP / MPT Finance				7.13%, 07/15/2023(f)		8,342	7,779
Corp				JDA Escrow LLC / JDA Bond Finance Inc
5.25%, 08/01/2026		650	663	7.38%, 10/15/2024(f)		13,990	14,445
6.38%, 03/01/2024		6,570	7,079	MSCI Inc
			$54,341	4.75%, 08/01/2026(f)		1,250	1,259
Retail - 0.86%				Open Text Corp
1011778 BC ULC / New Red Finance Inc				5.63%, 01/15/2023(f)		9,875	10,227
6.00%, 04/01/2022(f)		2,850	2,978	5.88%, 06/01/2026(f)		1,650	1,757
99 Cents Only Stores LLC				PTC Inc
11.00%, 12/15/2019		1,442	851	6.00%, 05/15/2024		3,500	3,701
Carrols Restaurant Group Inc				Quintiles IMS Inc
8.00%, 05/01/2022		2,400	2,610	5.00%, 10/15/2026(f)		3,070	3,174
Douglas GmbH				Solera LLC / Solera Finance Inc
6.25%, 07/15/2022	EUR	1,000	1,197	10.50%, 03/01/2024 (f)		3,900	4,359
El Puerto de Liverpool SAB de CV				Sophia LP / Sophia Finance Inc
3.88%, 10/06/2026(f)		$3,625	3,553	9.00%, 09/30/2023(f)		9,250	9,713
Ferrellgas LP / Ferrellgas Finance Corp				SS&C Technologies Holdings Inc
6.50%, 05/01/2021		500	471	5.88%, 07/15/2023		9,098	9,530
6.75%, 01/15/2022		3,400	3,188	Veritas US Inc / Veritas Bermuda Ltd
6.75%, 06/15/2023(h)		9,900	9,232	7.50%, 02/01/2023(f)		5,130	4,899
KFC Holding Co/Pizza Hut Holdings							$163,811
LLC/Taco Bell of America LLC				Sovereign - 14.30%
5.00%, 06/01/2024(f)		325	338	1MDB Global Investments Ltd
L Brands Inc				4.40%, 03/09/2023		15,100	13,231
6.75%, 07/01/2036		3,650	3,874	Angolan Government International Bond
6.88%, 11/01/2035		1,550	1,643	9.50%, 11/12/2025(f)		11,099	10,860
Landry's Inc				9.50%, 11/12/2025		496	485
6.75%, 10/15/2024(f)		3,565	3,636	Argentina Bonar Bonds
Nathan's Famous Inc				7.00%, 04/17/2017(c)		3,570	3,639
10.00%, 03/15/2020 (f)		30,360	33,206	Argentine Bonos del Tesoro
New Look Secured Issuer PLC				22.75%, 03/05/2018	ARS	115,300	7,804
6.50%, 07/01/2022	GBP	700	767	21.20%, 09/19/2018		70,950	4,928
NPC International Inc / NPC Quality Burgers				16.00%, 10/17/2023		55,000	3,653
Inc / NPC Operating Co B Inc				Argentine Republic Government International
10.50%, 01/15/2020		$4,600	4,778	Bond
PetSmart Inc				0.00%, 12/15/2035(b),(h)		$22,065	2,328
7.13%, 03/15/2023(f)		2,475	2,589	0.00%, 12/15/2035(b),(h)	EUR	131,626	14,897
Reliance Intermediate Holdings LP				2.26%, 12/31/2038		9,785	6,789
6.50%, 04/01/2023(f)		13,250	14,045	2.50%, 12/31/2038(h)		$1,474	1,008
Suburban Propane Partners LP/Suburban				7.13%, 07/06/2036(f)		11,845	12,212
Energy Finance Corp				7.63%, 04/22/2046		248	271
5.50%, 06/01/2024		6,400	6,528	7.82%, 12/31/2033	EUR	35,788	41,998
5.75%, 03/01/2025		350	357	7.82%, 12/31/2033		13,985	16,581
			$95,841	8.28%, 12/31/2033		$4,330	4,711
Semiconductors - 0.14%				Bahrain Government International Bond
Micron Technology Inc				6.00%, 09/19/2044(f)		9,100	7,690
5.50%, 02/01/2025		335	328	7.00%, 10/12/2028(f)		4,507	4,642
5.63%, 01/15/2026(f)		2,505	2,430	Brazil Minas SPE via State of Minas Gerais
7.50%, 09/15/2023(f)		5,185	5,723	5.33%, 02/15/2028(h)		24,904	24,406
NXP BV / NXP Funding LLC				Brazil Notas do Tesouro Nacional Serie F
4.13%, 06/01/2021(f)		1,525	1,628	10.00%, 01/01/2027	BRL	70,689	20,404
Sensata Technologies UK Financing Co plc				10.00%, 01/01/2025		77,504	22,690
6.25%, 02/15/2026(f)		5,400	5,846	10.00%, 01/01/2017		44,788	13,936
			$15,955	Brazilian Government International Bond
Software - 1.46%				4.25%, 01/07/2025		$6,080	6,019
Camelot Finance SA				4.88%, 01/22/2021		15,885	16,806
7.88%, 10/15/2024(f)		7,250	7,413	5.00%, 01/27/2045		7,324	6,463
Cengage Learning Inc				5.63%, 02/21/2047		12,924	12,374
9.50%, 06/15/2024(f)		3,800	3,581	6.00%, 04/07/2026		2,000	2,205
				7.13%, 01/20/2037		3,165	3,608

See accompanying notes.

Schedule of Investments
Global Diversified Income Fund
October 31, 2016

	Principal					Principal
BONDS (continued)	Amount (000's)		Value(000	's)	BONDS (continued)	Amount (000's) Value (000's)
Sovereign (continued)					Sovereign (continued)
CBB International Sukuk Co SPC					Indonesia Government International Bond
5.62%, 02/12/2024(f)		$3,970	$ 4,080		3.38%, 04/15/2023(f)		$11,975	$12,081
Chile Government International Bond					3.75%, 06/14/2028(f)	EUR	6,350	7,482
3.13%, 01/21/2026		14,570	15,240		4.13%, 01/15/2025		$11,068	11,609
Colombia Government International Bond					4.75%, 01/08/2026		12,255	13,359
2.63%, 03/15/2023		9,700	9,385		4.75%, 01/08/2026(f)		7,075	7,713
4.00%, 02/26/2024		8,609	8,953		5.13%, 01/15/2045		3,200	3,483
5.00%, 06/15/2045		6,875	6,978		5.25%, 01/17/2042		6,075	6,652
8.13%, 05/21/2024		4,115	5,323		5.88%, 01/15/2024		6,113	7,092
10.38%, 01/28/2033		5,359	8,306		5.88%, 01/15/2024(f)		2,780	3,225
Colombian TES					6.63%, 02/17/2037		7,055	8,858
7.00%, 05/04/2022	COP 33,837,200		11,305		6.75%, 01/15/2044		4,016	5,294
7.50%, 08/26/2026		15,054,300	5,046		8.50%, 10/12/2035		5,482	8,109
Costa Rica Government International Bond					Indonesia Treasury Bond
4.25%, 01/26/2023		$11,616	11,239		8.25%, 05/15/2036	IDR 307,471,000		24,477
4.38%, 04/30/2025(f)		7,473	7,112		8.75%, 05/15/2031		88,915,000	7,615
7.00%, 04/04/2044(f)		2,859	2,959		Iraq International Bond
7.16%, 03/12/2045		8,896	9,296		5.80%, 01/15/2028(c)		$13,200	10,609
Croatia Government International Bond					Ivory Coast Government International Bond
3.88%, 05/30/2022	EUR	6,500	7,700		5.75%, 12/31/2032(h)		30,821	30,191
5.50%, 04/04/2023(f)		$4,487	4,891		5.75%, 12/31/2032(f)		3,069	3,006
5.50%, 04/04/2023		4,694	5,116		Jamaica Government International Bond
6.00%, 01/26/2024(f)		14,393	16,242		7.63%, 07/09/2025		4,736	5,541
6.38%, 03/24/2021(f)		5,524	6,132		8.00%, 03/15/2039		2,003	2,333
6.75%, 11/05/2019(f)		8,805	9,671		Jordan Government International Bond
6.75%, 11/05/2019		4,911	5,394		5.75%, 01/31/2027(f),(j)		1,679	1,671
Dominican Republic International Bond					KazAgro National Management Holding JSC
5.50%, 01/27/2025		2,533	2,577		4.63%, 05/24/2023(f)		6,055	5,661
5.88%, 04/18/2024(f)		18,041	18,720		Kazakhstan Government International Bond
6.60%, 01/28/2024		9,218	10,002		5.13%, 07/21/2025(f)		7,517	8,327
6.85%, 01/27/2045		400	416		Kenya Government International Bond
7.45%, 04/30/2044(f)		8,659	9,612		5.88%, 06/24/2019(f)		9,518	9,846
7.50%, 05/06/2021(f)		2,600	2,861		6.88%, 06/24/2024		2,434	2,428
Ecuador Government International Bond					6.88%, 06/24/2024(f)		1,179	1,176
7.95%, 06/20/2024(f)		2,157	2,033		Lebanon Government International Bond
7.95%, 06/20/2024		5,963	5,620		6.25%, 11/04/2024		14,606	14,052
10.75%, 03/28/2022 (f)		12,675	13,403		6.60%, 11/27/2026		12,119	11,778
Egypt Government International Bond					6.65%, 02/26/2030		11,814	11,403
5.88%, 06/11/2025(f)		12,601	11,679		6.75%, 11/29/2027		3,680	3,623
6.88%, 04/30/2040(f)		2,250	2,045		7.05%, 11/02/2035		5,152	5,098
El Salvador Government International Bond					Lithuania Government International Bond
5.88%, 01/30/2025		2,041	2,021		6.13%, 03/09/2021(f)		4,360	5,074
5.88%, 01/30/2025(f)		5,190	5,138		7.38%, 02/11/2020(f)		4,139	4,870
7.38%, 12/01/2019		381	402		Malaysia Government Bond
7.75%, 01/24/2023		7,288	7,962		3.80%, 08/17/2023	MYR	33,730	8,165
8.25%, 04/10/2032		4,231	4,611		Mexican Bonos
Emirate of Dubai Government International					5.75%, 03/05/2026(h)	MXN	220,612	11,259
Bonds					6.50%, 06/09/2022(h)		181,500	9,825
5.25%, 01/30/2043		3,150	3,008		7.75%, 11/13/2042(h)		119,737	7,093
Ethiopia International Bond					10.00%, 11/20/2036 (h)		49,478	3,551
6.63%, 12/11/2024(f)		3,167	2,996		Mexico Government International Bond
Export Credit Bank of Turkey					1.38%, 01/15/2025(j)	EUR	850	903
5.38%, 11/04/2016(f)		250	250		3.60%, 01/30/2025		$18,254	18,619
Gabon Government International Bond					4.00%, 10/02/2023		12,470	13,106
6.38%, 12/12/2024(f)		4,331	3,971		4.13%, 01/21/2026		8,384	8,862
6.38%, 12/12/2024		2,762	2,532		4.35%, 01/15/2047		5,960	5,638
6.95%, 06/16/2025(f)		7,429	6,852		4.75%, 03/08/2044		8,592	8,571
Georgia Government International Bond					Mongolia Government International Bond
6.88%, 04/12/2021(f)		4,410	4,917		4.13%, 01/05/2018(f)		3,250	3,120
Ghana Government International Bond					Montenegro Government International Bond
7.88%, 08/07/2023(f)		6,865	6,571		5.75%, 03/10/2021(f)	EUR	3,528	4,064
9.25%, 09/15/2022(f)		6,517	6,756		Mozambique International Bond
10.75%, 10/14/2030		2,480	2,920		10.50%, 01/18/2023		$1,350	763
10.75%, 10/14/2030 (f)		17,493	20,595		10.50%, 01/18/2023 (f)		2,150	1,215
Hungary Government Bond					Namibia International Bonds
2.50%, 10/27/2021	HUF	2,675,110	9,806		5.25%, 10/29/2025(f)		4,647	4,827
5.50%, 06/24/2025		2,200,000	9,409		Nigeria Government International Bond
Hungary Government International Bond					6.38%, 07/12/2023		1,653	1,596
5.38%, 02/21/2023		$1,848	2,097		6.75%, 01/28/2021		1,707	1,698
5.38%, 03/25/2024		4,355	5,003		Oman Government International Bond
5.75%, 11/22/2023		567	662		4.75%, 06/15/2026(f)		4,766	4,802
6.38%, 03/29/2021		15,548	17,937		Panama Government International Bond
					3.75%, 03/16/2025		4,586	4,861

See accompanying notes.

Schedule of Investments
Global Diversified Income Fund
October 31, 2016

	Principal					Principal
BONDS (continued)	Amount (000's)		Value(000	's)	BONDS (continued)	Amount (000's)		Value (000's)
Sovereign (continued)					Sovereign (continued)
Panama Government International					Slovakia Government International Bond
Bond (continued)					4.38%, 05/21/2022(f)		$848	$959
3.88%, 03/17/2028		$511		$ 542	Sri Lanka Government International Bond
6.70%, 01/26/2036		752	999		5.13%, 04/11/2019(f)		248	251
8.13%, 04/28/2034		9,109	13,026		5.88%, 07/25/2022(f)		7,756	7,902
8.88%, 09/30/2027		2,019	2,978		6.13%, 06/03/2025(f)		179	179
9.38%, 04/01/2029		5,795	8,816		6.25%, 10/04/2020(f)		9,050	9,457
Panama Notas del Tesoro					6.25%, 07/27/2021		19,118	20,004
4.88%, 02/05/2021		5,853	6,351		6.85%, 11/03/2025(f)		2,390	2,516
Paraguay Government International Bond					State Oil Co of the Azerbaijan Republic
4.63%, 01/25/2023(f)		3,834	4,001		4.75%, 03/13/2023		8,539	8,500
6.10%, 08/11/2044(f)		3,367	3,721		6.95%, 03/18/2030		7,566	8,205
Perusahaan Penerbit SBSN Indonesia III					Turkey Government International Bond
4.35%, 09/10/2024(f)		1,185	1,244		3.25%, 03/23/2023		9,074	8,448
4.55%, 03/29/2026(f)		7,385	7,773		4.88%, 04/16/2043		4,503	4,001
Peruvian Government International Bond					5.13%, 03/25/2022		2,916	3,012
8.20%, 08/12/2026(f)	PEN	24,000	8,451		5.63%, 03/30/2021		2,779	2,935
8.75%, 11/21/2033		$1,575	2,485		5.75%, 03/22/2024		3,923	4,170
Philippine Government International Bond					6.00%, 01/14/2041		788	813
4.95%, 01/15/2021	PHP	163,000	3,459		6.63%, 02/17/2045		2,213	2,481
Qatar Government International Bond					6.88%, 03/17/2036		6,183	7,029
4.63%, 06/02/2046(f)		$6,870	7,232		7.00%, 03/11/2019		5,315	5,747
Republic of Angola Via Northern Lights III					7.00%, 06/05/2020		3,924	4,313
BV					7.38%, 02/05/2025		4,798	5,620
7.00%, 08/16/2019		8,736	8,728		7.50%, 11/07/2019		9,493	10,538
Republic of Azerbaijan International Bond					8.00%, 02/14/2034		6,768	8,511
4.75%, 03/18/2024(f)		10,883	11,241		Ukraine Government International Bond
Republic of Cameroon International Bond					7.75%, 09/01/2019(f)		279	278
9.50%, 11/19/2025(f)		1,602	1,783		7.75%, 09/01/2020		10,900	10,802
Republic of Poland Government Bond					7.75%, 09/01/2020(f)		15,313	15,176
2.50%, 07/25/2026	PLN	24,000	5,805		7.75%, 09/01/2021(f)		6,227	6,134
Republic of Poland Government International					7.75%, 09/01/2021		8,670	8,540
Bond					7.75%, 09/01/2022(f)		16,476	16,105
3.00%, 03/17/2023		$65	67		7.75%, 09/01/2023(f)		4,382	4,251
4.00%, 01/22/2024		2,938	3,206		7.75%, 09/01/2024(f)		5,743	5,529
5.00%, 03/23/2022		9,616	10,890		7.75%, 09/01/2025(f)		2,046	1,958
Republic of South Africa Government Bond					Ukreximbank Via Biz Finance PLC
7.00%, 02/28/2031	ZAR	140,000	8,638		9.63%, 04/27/2022		7,515	7,410
8.75%, 01/31/2044		83,017	5,762		Venezuela Government International Bond
Republic of South Africa Government					6.00%, 12/09/2020		5,000	2,220
International Bond					7.65%, 04/21/2025		10,114	4,369
4.30%, 10/12/2028		$5,940	5,760		7.75%, 10/13/2019		26,078	13,235
4.67%, 01/17/2024		6,069	6,360		8.25%, 10/13/2024		7,345	3,239
4.88%, 04/14/2026		1,387	1,439		9.38%, 01/13/2034		2,636	1,223
5.00%, 10/12/2046		9,810	9,523		13.63%, 08/15/2018 (c)		6,000	4,080
5.88%, 09/16/2025		13,379	15,010		Zambia Government International Bond
Republic of Suriname					5.38%, 09/20/2022		5,356	4,656
9.25%, 10/26/2026(f)		3,577	3,738		8.50%, 04/14/2024(f)		3,315	3,226
Romania Government Bond					8.97%, 07/30/2027		200	196
5.80%, 07/26/2027	RON	22,300	6,566					$1,601,020
Romanian Government International Bond					Student Loan Asset Backed Securities - 0.04%
4.38%, 08/22/2023		$1,044	1,134		SMB Private Education Loan Trust 2016-B
Russian Federal Bond - OFZ					1.18%, 11/15/2023(f),(h)		4,320	4,326
6.98%, 08/16/2023(h)	RUB	291,100	4,240
7.05%, 01/19/2028(h)		1,007,279	14,338		Supranational Bank - 0.43%
7.50%, 02/27/2019(h)		922,705	14,243		Banque Ouest Africaine de Developpement
Russian Foreign Bond - Eurobond					5.50%, 05/06/2021(f)		10,641	11,273
4.50%, 04/04/2022		$200	210		Black Sea Trade & Development Bank
4.75%, 05/27/2026		11,000	11,642		4.88%, 05/06/2021(f)		6,330	6,710
4.88%, 09/16/2023		15,800	16,985		Eastern and Southern African Trade and
5.00%, 04/29/2020		6,500	6,935		Development Bank
5.00%, 04/29/2020(f)		14,794	15,783		6.38%, 12/06/2018		7,070	7,390
5.63%, 04/04/2042		13,200	14,568		European Bank for Reconstruction &
Saudi Government International Bond					Development
3.25%, 10/26/2026(f)		8,196	8,082		5.63%, 03/15/2017	INR	166,650	2,484
4.50%, 10/26/2046(f)		12,715	12,508		7.38%, 04/15/2019	IDR	60,000,000	4,652
Serbia International Bond					Inter-American Development Bank
4.88%, 02/25/2020		6,749	6,989		7.25%, 07/17/2017		75,700,000	5,801
5.88%, 12/03/2018		1,014	1,073		International Finance Corp
5.88%, 12/03/2018(f)		9,469	10,022		6.45%, 10/30/2018	INR	424,170	6,366
7.25%, 09/28/2021		3,811	4,377		7.75%, 12/03/2016		264,000	3,956
7.25%, 09/28/2021(f)		4,715	5,415					$48,632

See accompanying notes.

Schedule of Investments
Global Diversified Income Fund
October 31, 2016

	Principal					Principal
BONDS (continued)	Amount (000's)		Value(000	's)	BONDS (continued)	Amount (000's)		Value(000	's)
Telecommunications - 1.94%					Telecommunications (continued)
Altice Luxembourg SA					Wind Acquisition Finance SA
7.25%, 05/15/2022	EUR	4,700	$ 5,469		4.75%, 07/15/2020(f)		$1,200	$1,206
CenturyLink Inc					7.00%, 04/23/2021	EUR	4,150	4,744
5.63%, 04/01/2020		$2,450	2,615		7.00%, 04/23/2021(f)		2,790	3,189
5.63%, 04/01/2025		1,320	1,238		7.38%, 04/23/2021(f)		$6,670	6,853
7.50%, 04/01/2024		1,265	1,317					$217,255
Colombia Telecomunicaciones SA ESP					Transportation - 0.39%
8.50%, 12/29/2049(f),(g),(h)		3,909	3,463		BNSF Funding Trust I
Columbus Cable Barbados Ltd					6.61%, 12/15/2055(h)		4,610	5,307
7.38%, 03/30/2021(f)		8,518	9,114		Lima Metro Line 2 Finance Ltd
Comcel Trust via Comunicaciones Celulares					5.88%, 07/05/2034(f)		3,075	3,406
SA					Navios Maritime Acquisition Corp / Navios
6.88%, 02/06/2024(f)		4,980	5,092		Acquisition Finance US Inc
CommScope Technologies Finance LLC					8.13%, 11/15/2021(f)		8,228	6,212
6.00%, 06/15/2025(f)		13,625	14,307		Pelabuhan Indonesia II PT
Digicel Group Ltd					4.25%, 05/05/2025(f)		10,620	10,660
7.13%, 04/01/2022(f)		27,475	21,766		5.38%, 05/05/2045(f)		8,300	8,318
8.25%, 09/30/2020(f)		6,084	5,384		Pelabuhan Indonesia III Persero PT
Frontier Communications Corp					4.88%, 10/01/2024(f)		1,815	1,925
7.13%, 01/15/2023		1,700	1,529		XPO Logistics Inc
8.88%, 09/15/2020		3,200	3,400		5.75%, 06/15/2021	EUR	3,675	4,203
10.50%, 09/15/2022		4,745	4,935		6.13%, 09/01/2023(f)		$3,000	3,086
GTH Finance BV								$43,117
6.25%, 04/26/2020(f)		1,245	1,300
					TOTAL BONDS			$7,392,739
7.25%, 04/26/2023(f)		919	978
						Principal
Hughes Satellite Systems Corp					CONVERTIBLE BONDS - 0.19%	Amount (000's)		Value(000	's)
5.25%, 08/01/2026(f)		1,000	985
					Banks- 0.01%
7.63%, 06/15/2021		8,800	9,647		ING Groep NV
Intelsat Jackson Holdings SA					6.50%, 12/29/2049(g),(h)		1,000	988
8.00%, 02/15/2024(f)		2,870	2,884
Interoute Finco PLC					Coal- 0.13%
7.38%, 10/15/2020(f)	EUR	1,250	1,489
					Foresight Energy LLC / Foresight Energy
Koninklijke KPN NV					Finance Corp

7.00%, 03/28/2073(f),(h)		$400	438		15.00%, PIK 15.00%, 10/03/2017(i)		15,379	14,687
7.00%, 03/28/2073(h)		2,000	2,188
Level 3 Financing Inc					Mining - 0.01%
5.13%, 05/01/2023		3,600	3,636		Mirabela Nickel Ltd
6.13%, 01/15/2021		3,950	4,078		9.50%, PIK 9.50%, 06/24/2019(c),(d),(f),(i)		6,966	1,393
Matterhorn Telecom Holding SA
4.88%, 05/01/2023	EUR	4,595	4,986		Oil & Gas - 0.02%
Millicom International Cellular SA					SandRidge Energy Inc
(f)
6.63%, 10/15/2021		$3,631	3,799		0.00%, 10/04/2020(b),(c)		1,802	2,207
MTN Mauritius Investment Ltd
6.50%, 10/13/2026(f)		6,775	6,872
					Software - 0.02%
Qualitytech LP/QTS Finance Corp					Aspect Software Inc
5.88%, 08/01/2022		6,170	6,340		3.00%, PIK 3.00%, 05/25/2023(d),(i)		3,634	1,912
Sixsigma Networks Mexico SA de CV
8.25%, 11/07/2021(f)		2,421	2,367
					TOTAL CONVERTIBLE BONDS			$21,187
Sprint Communications Inc
					CREDIT LINKED STRUCTURED NOTES	Principal
6.00%, 11/15/2022		3,475	3,238
7.00%, 03/01/2020(f)		3,500	3,806		- 0.03%	Amount (000's)		Value(000	's)
					Sovereign - 0.03%
8.38%, 08/15/2017		8,399	8,745
9.00%, 11/15/2018(f)		4,180	4,598		Republic of Iraq - Merrill Lynch
					2.56%, 01/07/2028(c),(d),(h)	JPY	514,581	3,327
Sprint Corp
7.63%, 02/15/2025		650	629
					TOTAL CREDIT LINKED STRUCTURED NOTES			$3,327
7.88%, 09/15/2023		2,100	2,079
Sprint Spectrum Co LLC / Sprint Spectrum Co					SENIOR FLOATING RATE INTERESTS -	Principal
II LLC / Sprint Spectrum Co III LLC					7.18%	Amount (000's)		Value(000	's)
3.36%, 03/20/2023(f)		4,500	4,511		Agriculture - 0.33%
Telecom Italia SpA/Milano					North Atlantic Trading Co Inc, Term Loan B
					9.00%, 01/13/2020(h)		$7,030	$6,960
3.25%, 01/16/2023	EUR	3,750	4,331
3.63%, 05/25/2026		1,000	1,132		NVA Holdings Inc/United States, Term Loan
Telefonica Celular del Paraguay SA					8.00%, 08/08/2022(h)		11,521	11,520
6.75%, 12/13/2022 (f)		$3,455	3,602		8.00%, 08/08/2022(h)		17,979	17,979
Telefonica Europe BV								$36,459
4.20%, 12/29/2049(g),(h)	EUR	4,000	4,489		Automobile Manufacturers - 0.03%
T-Mobile USA Inc					Navistar Inc, Term Loan B
					6.50%, 08/06/2020(h)		3,573	3,592
6.00%, 03/01/2023		$5,310	5,589
6.00%, 04/15/2024		6,250	6,648
6.46%, 04/28/2019		530	539		Automobile Parts & Equipment - 0.08%
6.50%, 01/15/2026		9,800	10,743		BBB Industries US Holdings Inc, Term Loan
ViaSat Inc					B
					6.00%, 11/03/2021(h)		2,168	2,171
6.88%, 06/15/2020		4,800	4,968

See accompanying notes.

Schedule of Investments
Global Diversified Income Fund
October 31, 2016

SENIOR FLOATING RATE INTERESTS	Principal			SENIOR FLOATING RATE INTERESTS	Principal
(continued)	Amount (000's) Value (000's)			(continued)	Amount (000's) Value (000's)
Automobile Parts & Equipment (continued)				Environmental Control - 0.12%
Mavis Tire Supply LLC, Term Loan C				Infiltrator Systems Integrated LLC, Term
6.25%, 11/02/2020(c),(d),(h)		$7,061	$6,389	Loan
			$8,560	9.75%, 05/19/2023(c),(h)	$14,000	$14,000
Beverages - 0.01%
Arctic Glacier USA Inc, Term Loan B				Food- 0.05%
6.00%, 05/10/2019(h)		1,240	1,222	American Seafoods Group LLC, Term Loan
				6.02%, 08/19/2021(c),(h)	3,179	3,164
Building Materials - 0.04%				CTI Foods Holding Co LLC, Term Loan
GYP Holdings III Corp, Term Loan				8.25%, 06/28/2021(h)	3,360	2,990
4.50%, 04/01/2021(h)		4,402	4,396			$6,154
				Healthcare - Products - 0.26%
Chemicals - 0.11%				CareCore National LLC, Term Loan
Allnex USA Inc, Term Loan				5.50%, 02/12/2021(h)	13,372	13,138
5.13%, 06/02/2023(h)		428	431	5.50%, 03/05/2021(h)	4,718	4,636
5.13%, 06/02/2023(h)		322	325	Hanger Inc, Term Loan
Royal Holdings Inc/IN, Term Loan				11.50%, 08/01/2019 (h)	11,370	11,341
8.50%, 06/12/2023(h)		11,870	11,633			$29,115
			$12,389	Healthcare - Services - 0.83%
Commercial Services - 0.04%				Heartland Dental LLC, Term Loan
CHG Healthcare Services Inc, Term Loan B				9.75%, 06/20/2019(h)	37,000	36,260
4.75%, 06/07/2023(h)		1,891	1,904	MPH Acquisition Holdings LLC, Term Loan
Eagle Bidco Ltd, Term Loan B				B
4.94%, 05/12/2022(h)	GBP	600	732	5.00%, 05/25/2023(h)	2,248	2,272
Washington Inventory Service, Term Loan				Opal Acquisition Inc, Term Loan B
0.00%, 06/18/2019(b),(c),(h)		$6,800	1,360	5.00%, 11/20/2020(h)	15,425	14,178
			$3,996	US Renal Care Inc, Term Loan
Computers - 0.03%				9.00%, 11/17/2023(h)	11,400	10,887
Netsmart Inc, Term Loan				9.00%, 11/17/2023(h)	31,120	29,720
5.75%, 04/19/2023(h)		3,192	3,198			$93,317
				Holding Companies - Diversified - 0.07%
Distribution & Wholesale - 0.05%				Spirit Retail Bidco Ltd, Term Loan
ABB Con-Cise Optical Group LLC, Term				4.87%, 07/01/2021(c),(d),(h)	7,730	7,575
Loan B
6.00%, 06/15/2023(h)		2,800	2,807	Home Furnishings - 0.00%
HBC Holdings LLC, Term Loan B				Targus Group International Inc, PIK Term
6.75%, 03/30/2020(c),(h)		3,255	3,174	Loan
			$5,981	14.75%, PIK 15.00%, 12/31/2019(c),(h),(i)	250	195
Diversified Financial Services - 0.02%				14.75%, PIK 15.00%, 12/31/2019(c),(h),(i)	83	82
LPL Holdings Inc, Term Loan B				Targus Group International Inc, Term Loan
4.75%, 11/21/2022(h)		1,886	1,897	0.00%, 11/02/2016(b),(c),(d)	880	—
						$277
Electric - 0.08%				Insurance - 0.64%
Invenergy Thermal Operating I LLC, Term				Asurion LLC, Term Loan
Loan B				8.50%, 02/19/2021(h)	15,775	15,887
6.50%, 10/19/2022(h)		6,008	5,707	8.50%, 02/19/2021(h)	33,014	33,248
Panda Liberty LLC, Term Loan B1				Hyperion Insurance Group Ltd, Term Loan B
7.50%, 08/21/2020(h)		2,286	2,243	5.50%, 04/29/2022(h)	5,595	5,499
Panda Temple Power II LLC, Term Loan B				Lonestar Intermediate Super Holdings LLC,
7.25%, 04/03/2019(h)		844	772	PIK Term Loan
			$8,722	10.00%, PIK 0.75%, 08/10/2021 (h),(i)	14,460	14,556
Electronics - 0.23%				10.00%, PIK 0.75%, 08/10/2021 (h),(i)	2,725	2,743
CPI Buyer LLC, Term Loan						$71,933
8.50%, 07/18/2022(c),(h)		10,160	9,449	Internet - 0.47%
Linxens France SA, Term Loan				Accuvant Inc, Term Loan
9.50%, 07/31/2023(h)		15,795	15,755	10.00%, 01/30/2023 (h)	27,705	27,474
			$25,204	Accuvant Inc, Term Loan B
Engineering & Construction - 0.00%				6.25%, 01/28/2022(h)	3,940	3,946
NANA Development Corp, Term Loan B				Active Network Inc/The, Term Loan B
8.00%, 03/15/2018(c),(h)		450	425	5.50%, 11/13/2020(h)	1,560	1,548
				Ancestry.com Operations Inc, Term Loan
Entertainment - 0.38%				0.00%, 10/14/2024(h),(l)	12,540	12,697
Cyan Blue Holdco 3 Ltd, Term Loan				EIG Investors Corp, Term Loan B
6.15%, 02/25/2022(h)	GBP	7,700	9,479	6.48%, 11/09/2019(h)	3,469	3,370
Delta 2 Lux Sarl, Term Loan B				ProQuest LLC, Term Loan B
7.75%, 07/29/2022(h)		$28,834	29,027	5.75%, 10/24/2021(h)	3,447	3,443
Lions Gate Entertainment Corp, Term Loan						$52,478
B				Leisure Products & Services - 0.11%
0.00%, 10/13/2023(h),(l)		3,895	3,888	Equinox Holdings Inc, Term Loan
			$42,394	9.75%, 05/16/2020(h)	12,500	12,484

See accompanying notes.

Schedule of Investments
Global Diversified Income Fund
October 31, 2016

SENIOR FLOATING RATE INTERESTS	Principal			SENIOR FLOATING RATE INTERESTS	Principal
(continued)	Amount (000's) Value (000's)			(continued)	Amount (000's) Value (000's)
Lodging - 0.18%				Retail (continued)
Parq Holdings LP, Term Loan				Sears Roebuck Acceptance Corp, Term Loan
8.50%, 12/04/2020(h)		$21,521	$20,714	B
				5.50%, 06/30/2018(h)	$9,287	$9,083
Machinery - Diversified - 0.13%				SRS Distribution Inc, Term Loan
CPM Holdings Inc, Term Loan				9.75%, 02/25/2023(h)	4,170	4,222
10.25%, 12/02/2022 (h)		15,470	14,542			$46,794
				Semiconductors - 0.05%
Media- 0.05%				Avago Technologies Cayman Finance Ltd,
McGraw-Hill Global Education Holdings				Term Loan B3
LLC, Term Loan				3.53%, 02/01/2023(h)	2,494	2,518
5.00%, 05/04/2022(h)		2,594	2,586	3.65%, 02/01/2023(h)	2,834	2,862
SFR Group SA, Term Loan B						$5,380
5.14%, 01/08/2024(h)		2,488	2,508
				Software - 0.82%
			$5,094	Air Newco LLC, Term Loan
Mining - 0.14%				10.50%, 01/31/2023 (h)	5,100	4,701
Fairmount Santrol Inc, Term Loan B2				Air Newco LLC, Term Loan B
4.50%, 09/05/2019(h)		16,072	15,218	6.50%, 01/31/2022(h)	4,531	4,323
FMG Resources August 2006 Pty Ltd, Term				Aspect Software Inc, Term Loan EXIT
Loan B				10.50%, 05/25/2020 (h)	231	229
3.75%, 06/30/2019(h)		753	753	Cengage Learning Inc, Term Loan B
			$15,971	5.25%, 06/07/2023(h)	2,945	2,876
Miscellaneous Manufacturers - 0.06%				Evergreen Skills Lux Sarl, Term Loan
Survitec Group Ltd, Term Loan B				5.76%, 04/23/2021(h)	21,105	18,766
5.25%, 02/24/2022(c),(h)	GBP	1,100	1,309	5.84%, 04/28/2021(h)	1,612	1,433
UTEX Industries Inc, Term Loan				9.25%, 04/28/2022(h)	20,327	13,619
8.25%, 05/16/2022(c),(h)		$4,150	2,096	Informatica LLC, Term Loan B
UTEX Industries Inc, Term Loan B				4.50%, 06/03/2022(h)	1,980	1,943
5.00%, 05/14/2021(h)		3,324	2,820	Kronos Inc/MA, Term Loan
			$6,225	0.00%, 10/18/2024(h),(l)	3,550	3,656
Oil & Gas - 0.09%				MA FinanceCo LLC, Term Loan B2
California Resources Corp, Term Loan				4.51%, 11/20/2021(h)	1,518	1,522
11.37%, 12/31/2021 (h)		3,215	3,452	Magic Newco LLC, Term Loan
Chesapeake Energy Corp, Term Loan 1.5				12.00%, 06/12/2019 (h)	10,000	10,420
8.50%, 08/17/2021(h)		4,180	4,465	SolarWinds Holdings Inc, Term Loan B
Petrochoice Holdings Inc, Term Loan				5.50%, 02/03/2023(h)	2,195	2,204
6.00%, 08/19/2022(h)		2,475	2,487	5.50%, 02/03/2023(h)	4,429	4,448
			$10,404	Solera LLC, Term Loan B
				5.75%, 03/03/2023(h)	6,418	6,485
Packaging & Containers - 0.21%
Berlin Packaging LLC, Term Loan				Veritas US Inc, Term Loan B1
7.75%, 09/23/2022(h)		17,050	17,167	6.63%, 01/27/2023(h)	16,318	15,191
FPC Holdings Inc, Term Loan						$91,816
9.25%, 05/15/2020(c),(h)		9,400	6,543	Sovereign - 0.18%
			$23,710	Brazil ECA, Term Loan
				6.25%, 01/10/2018(c),(d),(h)	10,000	10,214
Pharmaceuticals - 0.72%
				6.25%, 01/10/2018(d),(h)	10,000	10,214
9089969 Canada Inc, Term Loan A2
6.00%, 12/23/2021(h)		904	901			$20,428
BioScrip Inc, Delay-Draw Term Loan B-DD				Storage & Warehousing - 0.03%
6.50%, 07/22/2020(h)		6,120	6,002	Americold Realty Trust Inc, Term Loan B
BioScrip Inc, Term Loan B				5.75%, 12/01/2022(h)	2,978	3,009
6.50%, 06/05/2020(h)		10,201	10,003
Genoa a QoL Healthcare Co LLC, Term				Telecommunications - 0.06%
Loan				LTS Buyer LLC, Term Loan
0.00%, 10/25/2024(h),(l)		18,060	17,970	8.00%, 03/28/2021(h)	6,797	6,802
Lanai Holdings III Inc, Term Loan
9.50%, 08/14/2023(c),(h)		25,190	24,434	Transportation - 0.06%
Packaging Coordinators Midco Inc, Term				SIRVA Worldwide Inc, Term Loan
Loan				7.50%, 03/27/2019(c),(h)	6,649	6,599
9.75%, 06/29/2024(h)		21,670	21,237
			$80,547	TOTAL SENIOR FLOATING RATE INTERESTS		$803,803
Retail - 0.42%				U.S. GOVERNMENT & GOVERNMENT	Principal
99 Cents Only Stores LLC, Term Loan B2				AGENCY OBLIGATIONS - 0.87%	Amount (000's)	Value (000's)
4.50%, 01/11/2019(h)		9,582	7,444	Federal Home Loan Mortgage Corporation (FHLMC) - 0.06%
Belk Inc, Term Loan B				5.00%, 12/01/2035	$5,930	$6,706
5.75%, 12/12/2022(h)		5,672	5,094
Nautilus Merger Sub Inc, Term Loan				Federal National Mortgage Association (FNMA) - 0.72%
6.75%, 03/11/2022(h)		13,312	12,696	2.50%, 11/01/2031(m)	10,000	10,290
Nellson Nutraceutical LLC, Term Loan A1				3.00%, 11/01/2046(m)	10,000	10,295
6.00%, 12/23/2021(h)		1,455	1,452	3.50%, 01/01/2043	5,878	6,194
Petco Animal Supplies Inc, Term Loan B1				3.50%, 07/01/2045	9,085	9,590
5.00%, 01/26/2023(h)		5,062	5,102	3.50%, 09/01/2045(n)	5,969	6,289
Petco Animal Supplies Inc, Term Loan B2				3.50%, 04/01/2046	9,453	9,926
5.56%, 01/26/2023(h)		1,687	1,701	4.00%, 04/01/2046	14,457	15,601

See accompanying notes.

Schedule of Investments
Global Diversified Income Fund
October 31, 2016

U.S. GOVERNMENT & GOVERNMENT		Principal			Portfolio Summary (unaudited)
AGENCY OBLIGATIONS (continued)	Amount (000's)		Value(000	's)	Country	Percent
Federal National Mortgage Association (FNMA) (continued)					United States	60.90%
	4.50%, 01/01/2044	$2,144	$2,356		Luxembourg	2.51%
	4.50%, 02/01/2044	4,118	4,531		United Kingdom	2.43%
	5.00%, 03/01/2039	4,959	5,637		Netherlands	2.28%
			$80,709		Canada	2.18%
Government National Mortgage Association (GNMA) - 0.09%					Mexico	2.00%
	3.00%, 11/01/2046	10,000	10,418		Argentina	1.62%
					Indonesia	1.61%
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY					Japan	1.58%
OBLIGATIONS			$97,833		France	1.39%
TOTAL PURCHASED OPTIONS - 0.02%			$1,761		Brazil	1.24%
Total Investments			$11,201,195		Cayman Islands	1.17%
Other Assets and Liabilities - (0.06)%			$(6,371)		Turkey	1.04%
TOTAL NET ASSETS - 100.00%			$11,194,824		Germany	0.91%
					Russian Federation	0.89%
					Australia	0.87%
(a)	Security or a portion of the security was pledged to cover margin				Colombia	0.73%
	requirements for options contracts. At the end of the period, the value of				Hong Kong	0.68%
	these securities totaled $303,941 or 2.72% of net assets.				Ukraine	0.62%
(b)	Non-Income Producing Security				South Africa	0.56%
(c)	Security is Illiquid. At the end of the period, the value of these securities				Bermuda	0.52%
	totaled $263,892 or 2.36% of net assets.				Croatia	0.49%
(d)	Fair value of these investments is determined in good faith by the Manager				Supranational	0.49%
	under procedures established and periodically reviewed by the Board of				Venezuela	0.48%
	Directors. At the end of the period, the fair value of these securities totaled				Spain	0.48%
	$127,597 or 1.14% of net assets.				Dominican Republic	0.44%
(e)	Restricted Security. Please see Restricted Security Sub-Schedule for more				Kazakhstan	0.44%
	information.				Switzerland	0.43%
(f)	Security exempt from registration under Rule 144A of the Securities Act of				Lebanon	0.42%
	1933. These securities may be resold in transactions exempt from				Chile	0.41%
	registration, normally to qualified institutional buyers. At the end of the				Hungary	0.40%
	period, the value of these securities totaled $3,589,531 or 32.06% of net				Panama	0.40%
	assets.				Sri Lanka	0.37%
(g)	Perpetual security. Perpetual securities pay an indefinite stream of				Virgin Islands, British	0.37%
	interest, but they may be called by the issuer at an earlier date.				Jersey, Channel Islands	0.35%
(h)	Variable Rate. Rate shown is in effect at October 31, 2016.				Italy	0.33%
(i)	Payment in kind; the issuer has the option of paying additional securities				Ghana	0.33%
	in lieu of cash.				Costa Rica	0.31%
(j)	Security purchased on a when-issued basis.				Cote d'Ivoire	0.30%
(k)	Security is an Interest Only Strip.				Azerbaijan	0.27%
(l)	This Senior Floating Rate Note will settle after October 31, 2016, at which				Serbia	0.25%
	time the interest rate will be determined.				Taiwan, Province Of China	0.24%
(m)	Security was purchased in a "to-be-announced" ("TBA") transaction. See				Singapore	0.24%
	Notes to Financial Statements for additional information.				Sweden	0.21%
(n)	Security or a portion of the security was pledged to cover margin				Ecuador	0.19%
	requirements for futures contracts. At the end of the period, the value of				Saudi Arabia	0.18%
	these securities totaled $228 or 0.00% of net assets.				Poland	0.18%
					El Salvador	0.18%
					Peru	0.17%
					Ireland	0.16%
					Bahrain	0.15%
					Austria	0.15%
					Malaysia	0.13%
					Marshall Islands	0.12%
					Kenya	0.12%
					Finland	0.12%
					China	0.12%
					Iraq	0.12%
					Egypt	0.12%
					Gabon	0.12%
					Paraguay	0.10%
					Angola	0.10%
					Lithuania	0.09%
					Jersey	0.08%
					Barbados	0.08%
					Zambia	0.07%
					Romania	0.07%
					Mauritius	0.07%
					Jamaica	0.07%
					Korea, Republic Of	0.07%
					Qatar	0.06%
					India	0.05%
					Montenegro	0.04%
					Thailand	0.04%

See accompanying notes.

Schedule of Investments
Global Diversified Income Fund
October 31, 2016

Portfolio Summary (unaudited) (continued)
Country			Percent
Guernsey			0.04%
Georgia			0.04%
Oman			0.04%
Namibia			0.04%
Nigeria			0.03%
Belgium			0.03%
Norway			0.03%
Mongolia			0.03%
United Arab Emirates			0.03%
Ethiopia			0.03%
Philippines			0.03%
Trinidad And Tobago			0.03%
Suriname			0.03%
Mozambique			0.02%
Cameroon			0.02%
Purchased Options			0.02%
Denmark			0.02%
Morocco			0.01%
Jordan			0.01%
New Zealand			0.01%
Israel			0.01%
Slovakia			0.01%
Other Assets and Liabilities			(0.06)%
TOTAL NET ASSETS			100.00%

Restricted Securities

Security Name			Trade Date		Cost	Value	Percent of Net Assets
Cengage Learning Holdings II Inc			03/31/2014		$1,099	$672				0.01%

Amounts in thousands
Credit Default Swaps

Sell Protection
		Implied
		Credit Spread (Pay)/				Upfront	Unrealized
		as of October Receive		Expiration	Notional	Premiums	Appreciation/		Fair Value (c)
Counterparty (Issuer)	Reference Entity	31, 2016 (a)	Fixed Rate	Date	Amount (b)	Paid/(Received)	(Depreciation)		Asset	Liability
JP Morgan Chase	Mexico Government	2.18%	1.00%	06/20/2026	$5,300	$(499)	$(12)	$	— $	(511)
	International Bond
Total						$(499)	$(12)	$	— $	(511)

Amounts in thousands

(a) Implied credit spreads, represented in absolute terms, used in determining the market value of credit default swap agreements on corporate issues or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments requiredtobe made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(b) The maximum potential payment amount that the seller of credit protection could be required to make if a credit event occurs as defined under the terms of that particular swap agreement is $5,300.

(c) The market price and resulting market value for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit default swap as of the period end. Increasing market values, in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Foreign Currency Contracts

						Unrealized Appreciation/(Depreciation)
Counterparty	Delivery Date	Contracts to Accept		In Exchange For	Fair Value	Asset	Liability
HSBC Securities Inc	11/30/2016	EUR	174,997	$191	$192	$1	$—
JPMorgan Chase	11/04/2016	INR	1,062,292,220	15,891	15,903	12	—
JPMorgan Chase	11/10/2016	EUR	107,120,339	118,183	117,625	227	(785)
JPMorgan Chase	11/10/2016	GBP	29,899,393	36,952	36,601	—	(351)
JPMorgan Chase	11/10/2016	JPY	354,377,400	3,373	3,380	7	—
JPMorgan Chase	11/28/2016	RUB	347,985,000	5,500	5,453	—	(47)
JPMorgan Chase	11/29/2016	RON	39,499,485	9,570	9,630	60	—
JPMorgan Chase	11/30/2016	PLN	73,861,319	18,644	18,825	181	—
JPMorgan Chase	12/09/2016	EUR	25,998,156	28,581	28,581	—	—
Standard Chartered Bank, Hong Kong	11/08/2016	COP	20,940,775,500	7,107	6,958	—	(149)
Total						$488	$(1,332)

See accompanying notes.

Schedule of Investments
Global Diversified Income Fund
October 31, 2016

Foreign Currency Contracts (continued)

								Unrealized Appreciation/(Depreciation)
Counterparty	Delivery Date	Contracts to Deliver		In Exchange For		Fair Value		Asset		Liability
Bank of America NA	11/30/2016	EUR	20,801,542		$22,646	$22,857			$—	$(211)
Barclays Bank PLC	11/08/2016	COP	21,161,766,049		7,139	7,032			107	—
Goldman Sachs & Co	12/30/2016	CAD	3,600,000		2,725	2,686			39	—
Goldman Sachs & Co	12/30/2016	EUR	19,850,000		22,352	21,848			504	—
Goldman Sachs & Co	12/30/2016	GBP	12,350,000		16,110	15,136			974	—
HSBC Securities Inc	11/30/2016	GBP	6,966,861		8,517	8,531			—	(14)
JPMorgan Chase	11/07/2016	EUR	209,952,037		231,131	230,516			629	(14)
JPMorgan Chase	11/10/2016	EUR	106,025,828		118,129	116,423			1,706	—
JPMorgan Chase	11/10/2016	GBP	29,899,393		38,970	36,600			2,370	—
JPMorgan Chase	11/10/2016	JPY	354,377,400		3,502	3,380			122	—
JPMorgan Chase	12/09/2016	EUR	75,309,300		82,571	82,790			—	(219)
JPMorgan Chase	12/09/2016	GBP	23,389,400		28,580	28,646			—	(66)
JPMorgan Chase	12/09/2016	JPY	358,126,500		3,413	3,421			—	(8)
Standard Chartered Bank, Hong Kong	11/30/2016	MXN	130,289,094		6,939	6,871			68	—
Toronton Dominion Bank	11/30/2016	EUR	2,192,866		2,398	2,410			—	(12)
Toronton Dominion Bank	11/30/2016	HUF	5,538,982,253		19,546	19,708			—	(162)
Total									$6,519	$(706)

Amounts in thousands except contracts

Futures Contracts

										Unrealized
Type		Long/Short	Contracts	Notional Value		Fair Value			Appreciation/(Depreciation)
US 2 Year Note; December 2016		Short	275		$60,012			$59,988		$24
US 5 Year Note; December 2016		Short	75		9,092			9,060		32
Total										$56

Amounts in thousands except contracts

Options

					Upfront Premiums					Unrealized
Purchased Options Outstanding		Exercise Price	Expiration Date	Contracts	Paid/(Received)			Fair Value	Appreciation/(Depreciation)
Call - Health Care Select Sector SPDR Fund		$72.00	11/21/2016	10,000		$97		$85		$(12)
Call - S&P 500 Index	$2,210.00		11/14/2016	544		196		35		(161)
Call - S&P 500 Index	$2,200.00		11/28/2016	530		178		167		(11)
Call - S&P 500 Index	$2,205.00		11/07/2016	670		267		—		(267)
Call - S&P 500 Index	$2,230.00		11/21/2016	244		22		8		(14)
Put - S&P 500 Index	$2,085.00		11/07/2016	670		691		145		(546)
Put - S&P 500 Index	$2,040.00		11/28/2016	530		692		676		(16)
Put - S&P 500 Index	$2,035.00		11/21/2016	244		181		250		69
Put - S&P 500 Index	$2,030.00		11/14/2016	544		512		395		(117)
Total						$2,836		$1,761		$(1,075)

					Upfront Premiums					Unrealized
Written Options Outstanding		Exercise Price	Expiration Date	Contracts	Paid/(Received)			Fair Value	Appreciation/(Depreciation)
Call - Consumer Staples Select Sector SPDR		$53.00	12/19/2016	35,225		$(5,000	) $	(3,063)		$1,937
Fund
Call - Energy Select Sector SPDR Fund		$68.00	12/19/2016	3,928		(1,015)		(981)		34
Call - Health Care Select Sector SPDR Fund		$68.00	11/21/2016	10,000		(1,163)		(1,116)		47
Call - iShares MSCI EAFE ETF		$57.00	11/21/2016	28,000		(7,923)		(3,476)		4,447
Call - iShares MSCI Emerging Markets ETF		$37.50	11/21/2016	58,448		(6,724)		(3,609)		3,115
Call - iShares Russell 2000 ETF	$121.00		12/19/2016	16,850		(7,363)		(3,449)		3,914
Call - S&P 500 Index	$2,195.00		11/07/2016	670		(442)		(1)		441
Call - S&P 500 Index	$2,190.00		11/14/2016	544		(446)		(131)		315
Call - S&P 500 Index	$2,180.00		11/28/2016	530		(397)		(391)		6
Call - S&P 500 Index	$2,190.00		11/21/2016	244		(158)		(85)		73
Call - S&P 500 Index	$2,180.00		11/21/2016	1,000		(3,030)		(579)		2,451
Call - SPDR EURO STOXX 50 ETF		$32.00	11/21/2016	2,879		(293)		(305)		(12)
Call - SPDR S&P500 ETF Trust	$214.00		11/21/2016	10,000		(2,393)		(2,295)		98
Put - S&P 500 Index	$2,060.00		11/28/2016	530		(868)		(855)		13
Put - S&P 500 Index	$2,100.00		11/07/2016	670		(829)		(282)		547
Put - S&P 500 Index	$2,075.00		11/21/2016	244		(309)		(419)		(110)
Put - S&P 500 Index	$2,050.00		11/14/2016	544		(649)		(537)		112
Total						$(39,002	) $	(21,574)		$17,428

Amounts in thousands except contracts

See accompanying notes.

Schedule of Investments
Global Real Estate Securities Fund
October 31, 2016

COMMON STOCKS - 99.28%	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Lodging - 0.52%				REITS (continued)
Hilton Worldwide Holdings Inc	708,100	$16,003		Prologis Property Mexico SA de CV	6,896,610	$11,603
				Public Storage	176,231	37,664
Real Estate - 23.31%				Regency Centers Corp	334,360	24,097
Aeon Mall Co Ltd	1,968,900	29,240		Rexford Industrial Realty Inc	550,825	11,600
Castellum AB	2,053,492	27,825		Saul Centers Inc	211,722	12,805
CBRE Group Inc (a)	579,610	14,931		Scentre Group	12,642,829	40,464
Charter Hall Group	1,435,365	5,121		Segro PLC	6,764,940	36,234
Cheung Kong Property Holdings Ltd	2,935,500	21,701		Senior Housing Properties Trust	1,568,456	33,361
China Resources Land Ltd	6,200,000	15,398		Simon Property Group Inc	1,035,197	192,505
Deutsche Wohnen AG	3,079,663	100,618		SL Green Realty Corp	548,102	53,835
Fabege AB	1,920,433	32,435		Spirit Realty Capital Inc	2,604,361	31,018
Hongkong Land Holdings Ltd	5,080,000	34,017		STAG Industrial Inc	505,821	11,669
Inmobiliaria Colonial SA	444,515	3,135		STORE Capital Corp	1,490,671	40,680
Mitsubishi Estate Co Ltd	1,865,000	37,066		Sun Communities Inc	445,560	34,277
Mitsui Fudosan Co Ltd	3,589,793	81,754		Sunstone Hotel Investors Inc	2,538,870	31,888
New World Development Co Ltd	28,186,000	35,042		Tanger Factory Outlet Centers Inc	345,295	12,016
Sponda OYJ	4,249,554	20,119		Unibail-Rodamco SE	109,468	25,984
Sumitomo Realty & Development Co Ltd	2,140,000	56,252		Vornado Realty Trust	163,061	15,129
Sun Hung Kai Properties Ltd	6,732,577	100,256		Welltower Inc	1,240,673	85,023
TLG Immobilien AG	1,094,565	22,948				$2,308,549
Tokyo Tatemono Co Ltd	1,654,600	21,018		Software - 0.74%
UNITE Group PLC/The	3,586,571	24,295		InterXion Holding NV (a)	616,500	22,953
Vonovia SE	600,959	21,187
Wihlborgs Fastigheter AB	1,036,005	20,080		Storage & Warehousing - 0.42%
		$724,438		Safestore Holdings PLC	2,990,736	13,127
REITS - 74.29%
Agree Realty Corp	239,323	11,571		TOTAL COMMON STOCKS		$3,085,070
Alexandria Real Estate Equities Inc	358,978	38,701		INVESTMENT COMPANIES - 1.44%	Shares Held	Value(000	's)
American Campus Communities Inc	435,769	22,708		Money Market Funds - 1.44%
American Tower Corp	233,251	27,335		Morgan Stanley Institutional Liquidity Funds -	44,872,733	44,873
Apartment Investment & Management Co	1,102,023	48,566		Government Portfolio
AvalonBay Communities Inc	518,590	88,772
Big Yellow Group PLC	993,830	8,408		TOTAL INVESTMENT COMPANIES		$44,873
Boston Properties Inc	569,725	68,641		Total Investments		$3,129,943
Brandywine Realty Trust	140,800	2,182		Other Assets and Liabilities - (0.72)%		$(22,476)
Colony Starwood Homes	559,660	16,236		TOTAL NET ASSETS - 100.00%		$3,107,467
Crown Castle International Corp	385,700	35,095
CubeSmart	1,683,068	43,878
DDR Corp	301,467	4,609		(a) Non-Income Producing Security
Dexus Property Group	9,685,525	65,795
Duke Realty Corp	2,014,294	52,674
Education Realty Trust Inc	517,142	22,025
EPR Properties	381,127	27,716		Portfolio Summary (unaudited)
Equinix Inc	131,320	46,918		Country		Percent
Equity One Inc	1,214,263	34,607		United States		53.59%
Equity Residential	482,106	29,770		Japan		12.63%
Essex Property Trust Inc	379,378	81,221		Hong Kong		8.59%
Extra Space Storage Inc	451,460	33,024		Australia		6.38%
Federal Realty Investment Trust	111,082	16,132		Germany		4.66%
First Industrial Realty Trust Inc	895,764	23,657		France		4.24%
Frasers Logistics & Industrial Trust (a)	10,365,462	7,187		United Kingdom		4.13%
Gecina SA	197,482	28,793		Sweden		2.58%
General Growth Properties Inc	1,648,859	41,139		Spain		1.25%
Goodman Group	11,260,852	58,044		Mexico		0.74%
Hoshino Resorts REIT Inc	1,678	9,838		Netherlands		0.74%
Japan Hotel REIT Investment Corp	30,395	20,507		Finland		0.65%
Japan Logistics Fund Inc	11,738	25,529		Singapore		0.54%
Japan Rental Housing Investments Inc	13,271	10,269		Other Assets and Liabilities		(0.72)%
Japan Retail Fund Investment Corp	16,955	38,573		TOTAL NET ASSETS		100.00%
Kenedix Retail REIT Corp	6,442	15,549
Kilroy Realty Corp	324,141	23,283
Klepierre	1,878,727	76,780
Land Securities Group PLC	3,796,969	46,364
Link REIT	8,484,000	60,355
Mapletree Commercial Trust	8,723,600	9,589
Merlin Properties Socimi SA	3,178,384	35,661
Mirvac Group	18,210,364	28,888
Nomura Real Estate Master Fund Inc	15,839	25,710
Orix JREIT Inc	12,255	20,993
Pebblebrook Hotel Trust	335,207	8,139
Physicians Realty Trust	1,430,283	28,277
PLA Administradora Industrial S de RL de CV	6,927,290	11,490
(a)
Prologis Inc	1,639,165	85,499

See accompanying notes.

Schedule of Investments
Government & High Quality Bond Fund
October 31, 2016

INVESTMENT COMPANIES - 1.48%		Shares Held	Value(000	's)	Principal
Money Market Funds - 1.48%					BONDS (continued)	Amount (000's) Value (000's)
Goldman Sachs Financial Square Funds -		22,784,723	$22,785		Home Equity Asset Backed Securities - 0.47%
Government Fund					ACE Securities Corp Mortgage Loan Trust
					Series 2007-D1
TOTAL INVESTMENT COMPANIES			$22,785		6.93%, 02/25/2038(b)	$7,411	$7,274
		Principal
BONDS- 29.50%		Amount (000's)	Value(000	's)	Mortgage Backed Securities - 20.22%
Automobile Asset Backed Securities - 0.26%					Citigroup Mortgage Loan Trust 2014-A
					5.46%, 01/25/2035(a),(b)	6,144	6,481
AmeriCredit Automobile Receivables Trust
2016-3					Citigroup Mortgage Loan Trust 2015-PS1
2.24%, 04/08/2022(a)		$4,000	$4,018		5.25%, 09/25/2042(a),(b)	8,179	8,838
					CSMC Trust 2015-1
					3.95%, 01/25/2045(a),(b)	7,926	8,161
Commercial Mortgage Backed Securities - 8.11%
CFCRE Commercial Mortgage Trust 2011-					Fannie Mae Interest Strip
					3.50%, 12/25/2043(c)	6,618	1,070
C1
6.18%, 04/15/2044(a),(b)		3,000	3,186		7.00%, 04/25/2024(a),(c)	51	9
Citigroup Commercial Mortgage Trust 2013-					Fannie Mae REMICS
					1.13%, 04/25/2027(a)	12	13
GC17
					1.75%, 05/25/2046(a),(c)	69,819	4,079
4.54%, 11/10/2046		6,363	7,009
					1.81%, 03/25/2046(a),(c)	44,055	2,649
Citigroup Commercial Mortgage Trust 2016-
					1.86%, 07/25/2056(a),(c)	56,831	4,120
GC36
4.76%, 02/10/2049(a)		3,500	3,671		1.89%, 04/25/2045(a),(c)	39,086	2,534
					1.90%, 07/25/2045(a),(c)	53,555	3,869
COMM 2014-UBS4 Mortgage Trust
4.62%, 08/10/2047(a)		5,000	5,076		1.93%, 06/25/2045(a),(c)	53,893	3,644
					1.94%, 12/25/2045(c)	15,299	1,115
Ginnie Mae
0.57%, 12/16/2053(a),(c)		35,297	1,506		1.95%, 11/25/2044(a),(c)	35,109	2,476
0.62%, 08/16/2051(a),(c)		89,031	4,335		1.96%, 08/25/2044(a),(c)	51,973	3,493
0.63%, 10/16/2053(a),(c)		37,243	1,826		2.03%, 08/25/2044(a),(c)	38,824	2,720
0.67%, 06/16/2052(a),(c)		35,910	1,286		2.50%, 02/25/2028(a),(c)	21,260	1,846
0.68%, 04/16/2047(a),(c)		96,223	4,666		3.00%, 01/25/2046(a)	8,031	8,427
0.73%, 11/16/2045(a),(c)		39,981	1,944		3.00%, 03/25/2046(a),(c)	16,157	2,772
0.76%, 10/16/2054(a),(c)		53,179	2,074		3.50%, 01/25/2028(a),(c)	19,616	2,212
0.77%, 06/16/2054(a),(c)		72,219	2,969		3.50%, 06/25/2033(a),(c)	20,557	2,541
0.79%, 11/16/2052(a),(c)		57,271	3,115		3.50%, 04/25/2034(a),(c)	19,468	2,855
0.83%, 02/16/2053(a),(c)		47,452	2,628		3.50%, 02/25/2036(a),(c)	12,870	1,792
0.87%, 03/16/2052(a),(c)		68,564	4,275		3.50%, 01/25/2040(a),(c)	23,542	2,705
0.87%, 01/16/2056(a),(c)		23,731	1,387		3.50%, 11/25/2042(a),(c)	27,476	4,841
0.88%, 02/16/2053(a),(c)		52,220	2,897		3.50%, 11/25/2042	9,708	10,398
0.91%, 10/16/2056(a),(c)		38,346	2,877		3.50%, 02/25/2043	1,554	1,642
0.95%, 02/16/2046(a),(c)		63,953	3,581		4.00%, 06/25/2039	10,000	10,652
0.95%, 09/16/2053(a),(c)		56,070	3,056		4.00%, 12/25/2039(c)	12,990	1,597
0.97%, 06/16/2057(a),(c)		17,340	1,411		4.00%, 03/25/2045	6,411	7,211
					4.50%, 04/25/2045(a),(c)	33,709	7,626
GS Mortgage Securities Trust 2011-GC5
5.40%, 08/10/2044(a),(b)		4,624	4,665		7.00%, 04/25/2032	1,167	1,339
GS Mortgage Securities Trust 2013-GC13					9.00%, 05/25/2020	13	14
4.07%, 07/10/2046(a),(b)		5,000	4,468		Freddie Mac REMICS
					1.43%, 02/15/2021(a)	7	7
GS Mortgage Securities Trust 2015-GC34
4.65%, 10/10/2048(a)		4,169	4,312		1.93%, 05/15/2041(a),(c)	72,835	5,020
					1.96%, 04/15/2040(a),(c)	50,199	3,594
JP Morgan Chase Commercial Mortgage
					1.96%, 02/15/2042(a),(c)	37,032	2,444
Securities Trust 2013-C16
4.91%, 12/15/2046(a)		8,000	8,993		2.01%, 10/15/2040(a),(c)	52,850	4,363
					2.08%, 10/15/2040(a),(c)	41,497	3,310
JP Morgan Chase Commercial Mortgage
Securities Trust 2015-JP1					2.50%, 11/15/2032	6,870	6,909
4.24%, 01/15/2049(a),(b)		3,000	2,312		2.50%, 01/15/2043(a),(c)	17,535	2,264
JPMBB Commercial Mortgage Securities					2.50%, 02/15/2043	3,491	3,476
Trust 2014-C25					3.00%, 08/15/2028	4,405	4,589
4.45%, 11/15/2047(a)		5,000	5,030		3.00%, 11/15/2030(a),(c)	8,472	586
Wells Fargo Commercial Mortgage Trust					3.00%, 06/15/2040	7,189	7,431
2015	-C31				3.00%, 10/15/2042	2,372	2,453
4.61%, 11/15/2048(a)		6,000	6,130		3.00%, 03/15/2043	6,846	7,075
WFRBS Commercial Mortgage Trust 2013-					3.00%, 03/15/2044	5,761	6,010
C14					3.00%, 05/15/2044	1,588	1,615
4.00%, 06/15/2046(a),(b)		2,500	2,247		3.00%, 05/15/2044(a)	3,996	4,157
					3.50%, 01/15/2028(a),(c)	10,533	1,108
WFRBS Commercial Mortgage Trust 2014-
					3.50%, 04/15/2040(c)	13,836	1,058
C22
3.91%, 09/15/2057(a),(b)		4,840	3,690		4.00%, 06/15/2028(a),(c)	1,589	21
					4.00%, 02/15/2039(a),(c)	25,994	2,613
WFRBS Commercial Mortgage Trust 2014-
C23					4.00%, 05/15/2039	4,825	5,099
4.38%, 10/15/2057(a)		9,700	10,562		4.00%, 11/15/2042(a),(c)	16,056	2,532
WFRBS Commercial Mortgage Trust 2014-					4.00%, 01/15/2045	6,413	7,250
					4.50%, 05/15/2037(a)	3,136	3,222
LC14
4.34%, 03/15/2047(a)		8,000	8,050		6.50%, 08/15/2027	102	109
			$125,234		Freddie Mac Strips
					2.05%, 02/15/2038(a),(c)	51,108	3,703
					3.00%, 10/15/2027(a),(c)	18,798	1,891

See accompanying notes.

Schedule of Investments
Government & High Quality Bond Fund
October 31, 2016

	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
BONDS (continued)	Amount (000's) Value (000's)		AGENCY OBLIGATIONS (continued)	Amount (000's)	Value(000	's)
Mortgage Backed Securities (continued)			Federal Home Loan Mortgage Corporation (FHLMC) (continued)
Ginnie Mae			4.00%, 09/01/2044	$6,816	$7,482
1.18%, 03/20/2041(a),(c)	$43,522	$1,611	4.50%, 07/01/2039	1,775	1,949
1.19%, 09/20/2037(a),(c)	35,143	1,732	4.50%, 12/01/2040	4,955	5,437
1.20%, 11/20/2036(a),(c)	51,558	2,504	4.50%, 04/01/2041	6,549	7,364
3.00%, 05/16/2037	14,000	14,273	4.50%, 11/01/2043	6,280	7,069
3.25%, 05/20/2045(a)	4,989	5,386	5.00%, 10/01/2025	87	96
3.50%, 04/20/2038(a),(c)	11,240	1,001	5.00%, 12/01/2032	75	83
3.50%, 10/20/2041(a),(c)	17,920	2,075	5.00%, 02/01/2033	741	829
3.50%, 01/20/2043(c)	22,763	4,965	5.00%, 01/01/2034	695	780
3.50%, 05/20/2043(a),(c)	14,717	2,702	5.00%, 05/01/2034	162	180
4.00%, 02/20/2034	6,395	6,719	5.00%, 07/01/2035	70	79
4.00%, 11/16/2038	787	825	5.00%, 07/01/2035	4	4
4.00%, 02/20/2044(a),(c)	9,668	1,342	5.00%, 10/01/2035	14	15
4.00%, 04/20/2045(a),(c)	22,526	3,953	5.00%, 11/01/2035	562	625
4.00%, 04/20/2046(c)	17,500	3,344	5.00%, 07/01/2044	4,742	5,323
4.50%, 04/20/2045(a),(c)	9,693	2,408	5.50%, 04/01/2018	14	14
4.50%, 12/20/2045(a),(c)	12,370	2,669	5.50%, 03/01/2029	1	1
5.00%, 11/20/2039	5,617	6,248	5.50%, 05/01/2033	12	14
New Residential Mortgage Loan Trust 2014-			5.50%, 10/01/2033	18	20
3			5.50%, 12/01/2033	469	535
4.75%, 11/25/2054(a),(b)	7,718	8,339	5.50%, 07/01/2037	30	34
New Residential Mortgage Loan Trust 2015-			5.50%, 04/01/2038	16	19
2			5.50%, 05/01/2038	74	84
5.60%, 08/25/2055(a),(b)	6,709	7,139	6.00%, 04/01/2017	13	13
Sequoia Mortgage Trust 2013-2			6.00%, 04/01/2017	12	12
3.65%, 02/25/2043(a)	8,052	8,302	6.00%, 05/01/2017	15	15
Springleaf Mortgage Loan Trust 2013-3			6.00%, 01/01/2021	41	43
3.79%, 09/25/2057(a),(b)	4,800	4,791	6.00%, 06/01/2028	10	12
		$311,978	6.00%, 05/01/2031	112	130
Other Asset Backed Securities - 0.44%			6.00%, 10/01/2031	4	4
CNH Equipment Trust 2016-C			6.00%, 02/01/2032	18	20
1.76%, 09/15/2023	1,600	1,602	6.00%, 09/01/2032	189	216
1.93%, 03/15/2024(a)	2,000	1,996	6.00%, 11/01/2033	334	383
TAL Advantage V LLC			6.00%, 11/01/2033	498	577
3.33%, 05/20/2039(a),(b)	3,210	3,138	6.00%, 05/01/2034	1,303	1,507
		$6,736	6.00%, 05/01/2034	1,215	1,363
TOTAL BONDS		$455,240	6.00%, 09/01/2034	108	124
U.S. GOVERNMENT & GOVERNMENT	Principal		6.00%, 02/01/2035	108	125
			6.00%, 10/01/2036(a)	66	76
AGENCY OBLIGATIONS - 69.60%	Amount (000's) Value (000's)
Federal Home Loan Mortgage Corporation (FHLMC) - 14.82%			6.00%, 03/01/2037	129	151
2.00%, 02/01/2028	$534	$538	6.00%, 05/01/2037	179	210
			6.00%, 01/01/2038(a)	59	68
2.00%, 03/01/2028	2,454	2,473
2.50%, 08/01/2027	1,972	2,031	6.00%, 03/01/2038	43	50
2.50%, 09/01/2027	6,362	6,552	6.00%, 04/01/2038	142	165
2.50%, 02/01/2028	6,185	6,375	6.00%, 07/01/2038	253	291
2.54%, 03/01/2036(a)	246	253	6.00%, 10/01/2038	147	170
2.85%, 10/01/2032(a)	2	2	6.00%, 09/01/2039	5,468	6,452
3.00%, 02/01/2027	5,573	5,844	6.50%, 06/01/2017	3	3
3.00%, 04/01/2035	3,396	3,552	6.50%, 12/01/2021	216	242
3.00%, 10/01/2042	7,815	8,154	6.50%, 04/01/2022	195	219
3.00%, 10/01/2042	9,463	9,800	6.50%, 05/01/2022	79	88
3.00%, 05/01/2043	6,890	7,156	6.50%, 08/01/2022	47	53
3.00%, 07/01/2045	9,065	9,372	6.50%, 05/01/2023	82	87
3.50%, 11/01/2026	3,634	3,859	6.50%, 07/01/2023	2	2
3.50%, 02/01/2032	5,903	6,266	6.50%, 01/01/2024	5	5
3.50%, 04/01/2032	5,205	5,526	6.50%, 07/01/2025	1	2
3.50%, 12/01/2041	3,284	3,510	6.50%, 09/01/2025	1	1
3.50%, 04/01/2042	9,836	10,398	6.50%, 10/01/2025	1	1
3.50%, 07/01/2042	10,886	11,522	6.50%, 10/01/2025	2	3
3.50%, 09/01/2042	7,768	8,209	6.50%, 03/01/2029	6	7
3.50%, 08/01/2043	7,565	8,050	6.50%, 03/01/2029	58	68
3.50%, 02/01/2044	8,724	9,256	6.50%, 04/01/2031	224	256
3.50%, 08/01/2045	9,051	9,673	6.50%, 10/01/2031	82	96
3.50%, 07/01/2046	4,896	5,216	6.50%, 02/01/2032	12	14
4.00%, 12/01/2040	6,489	7,038	6.50%, 04/01/2032	10	12
4.00%, 10/01/2041	3,846	4,134	6.50%, 04/01/2035	7	9
4.00%, 12/01/2041	5,912	6,494	6.50%, 02/01/2037	30	35
4.00%, 07/01/2042	4,211	4,627	7.00%, 07/01/2024	3	3
4.00%, 09/15/2042	3,762	4,059	7.00%, 01/01/2028	422	471
4.00%, 07/01/2043	5,526	6,067	7.00%, 06/01/2029	134	153

See accompanying notes.

Schedule of Investments
Government & High Quality Bond Fund
October 31, 2016

U.S. GOVERNMENT & GOVERNMENT	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value(000	's)
Federal Home Loan Mortgage Corporation (FHLMC) (continued)			Federal National Mortgage Association (FNMA) (continued)
7.00%, 01/01/2031	$1	$1	4.00%, 08/01/2039	$4,691	$5,020
7.00%, 04/01/2031	86	97	4.00%, 09/01/2040	3,766	4,089
7.00%, 10/01/2031	104	118	4.00%, 04/01/2041	3,408	3,661
7.00%, 04/01/2032	219	262	4.00%, 02/01/2042	3,088	3,377
7.50%, 12/01/2030	4	4	4.00%, 04/01/2042	6,516	7,003
7.50%, 02/01/2031	2	2	4.00%, 01/01/2043	2,755	3,026
7.50%, 02/01/2031	21	23	4.00%, 03/01/2043	5,682	6,172
8.00%, 08/01/2030	1	1	4.00%, 08/01/2043	9,696	10,646
8.00%, 12/01/2030	10	10	4.00%, 08/01/2043	5,967	6,550
8.50%, 07/01/2029	134	148	4.00%, 10/01/2043	7,310	7,996
		$228,715	4.00%, 04/01/2044	3,782	4,150
Federal National Mortgage Association (FNMA) - 42.42%			4.00%, 08/01/2044	13,093	14,366
2.00%, 10/01/2027	3,124	3,151	4.00%, 08/01/2044	5,187	5,693
2.00%, 10/01/2027	4,220	4,256	4.00%, 11/01/2044	3,986	4,372
2.00%, 02/01/2028	5,662	5,710	4.00%, 02/01/2045	6,954	7,626
2.00%, 08/01/2028	3,369	3,398	4.00%, 07/01/2045	8,089	8,775
2.00%, 07/01/2030	8,246	8,275	4.00%, 08/01/2045	6,892	7,552
2.50%, 06/01/2027	7,272	7,492	4.00%, 09/01/2045	13,343	14,631
2.50%, 05/01/2028	3,716	3,832	4.50%, 12/01/2019	26	27
2.50%, 05/01/2028	3,203	3,302	4.50%, 01/01/2020	128	132
2.50%, 07/01/2028	11,810	12,121	4.50%, 09/01/2025	2,648	2,851
2.50%, 08/01/2028	4,367	4,503	4.50%, 07/01/2039	1,944	2,154
2.50%, 09/01/2028	6,299	6,494	4.50%, 09/01/2039	2,393	2,650
2.50%, 03/01/2030	9,158	9,448	4.50%, 03/01/2041	4,536	4,990
2.50%, 12/01/2033(a)	109	114	4.50%, 03/01/2042	11,442	12,814
3.00%, 04/01/2027	5,276	5,536	4.50%, 09/01/2043	5,056	5,664
3.00%, 05/01/2029	8,315	8,756	4.50%, 09/01/2043	5,663	6,345
3.00%, 08/01/2031	13,069	13,792	4.50%, 09/01/2043	9,386	10,524
3.00%, 10/01/2042	7,235	7,501	4.50%, 11/01/2043	8,438	9,454
3.00%, 11/01/2042	9,858	10,221	4.50%, 09/01/2044	7,179	8,031
3.00%, 12/01/2042	7,305	7,573	4.50%, 10/01/2044	4,922	5,509
3.00%, 12/01/2042	7,347	7,612	4.50%, 12/01/2044	11,685	13,034
3.00%, 01/01/2043	7,269	7,532	5.00%, 01/01/2018	12	12
3.00%, 01/01/2043	6,158	6,384	5.00%, 11/01/2018	84	86
3.00%, 02/01/2043	7,620	7,915	5.00%, 04/01/2019	27	28
3.00%, 04/01/2043	8,854	9,147	5.00%, 01/01/2026	100	110
3.00%, 06/01/2043	13,700	14,203	5.00%, 04/01/2035	221	250
3.00%, 08/01/2043	9,288	9,587	5.00%, 05/01/2035	117	130
3.00%, 07/01/2045	3,637	3,766	5.00%, 07/01/2035	38	42
3.00%, 01/01/2046	7,095	7,351	5.00%, 02/01/2038	2,549	2,882
3.00%, 05/01/2046	6,797	7,058	5.00%, 03/01/2038	1,909	2,158
3.00%, 07/01/2046	9,276	9,601	5.00%, 02/01/2040	9,561	10,826
3.00%, 09/01/2046	7,946	8,242	5.00%, 05/01/2040	3,744	4,243
3.26%, 11/01/2033(a)	10	11	5.00%, 07/01/2040	2,446	2,752
3.50%, 08/01/2031	6,765	7,289	5.00%, 07/01/2041	10,988	12,470
3.50%, 02/01/2042	7,988	8,540	5.00%, 02/01/2044	4,635	5,271
3.50%, 03/01/2042	3,949	4,161	5.50%, 09/01/2017	1	1
3.50%, 06/01/2042	4,158	4,397	5.50%, 09/01/2017	8	8
3.50%, 07/01/2042	4,833	5,111	5.50%, 12/01/2017	54	55
3.50%, 07/01/2042	6,581	7,001	5.50%, 03/01/2018	14	14
3.50%, 09/01/2042	10,950	11,648	5.50%, 06/01/2019	6	6
3.50%, 11/01/2042	6,708	7,144	5.50%, 06/01/2019	6	6
3.50%, 02/01/2043	2,690	2,874	5.50%, 07/01/2019	25	26
3.50%, 05/01/2043	3,416	3,650	5.50%, 07/01/2019	8	9
3.50%, 05/01/2043	6,545	6,976	5.50%, 07/01/2019	1	1
3.50%, 10/01/2044	8,491	9,089	5.50%, 07/01/2019	16	16
3.50%, 11/01/2044	7,580	8,103	5.50%, 08/01/2019	5	6
3.50%, 03/01/2045	7,052	7,513	5.50%, 08/01/2019	24	25
3.50%, 03/01/2045	4,139	4,389	5.50%, 09/01/2019	35	37
3.50%, 06/01/2045	8,704	9,293	5.50%, 06/01/2026	92	104
3.50%, 08/01/2045	7,347	7,845	5.50%, 05/01/2033	178	195
3.50%, 09/01/2045	6,911	7,348	5.50%, 07/01/2033	829	954
3.50%, 10/01/2045	7,461	7,966	5.50%, 09/01/2033	456	524
3.50%, 11/01/2045	13,605	14,492	5.50%, 02/01/2035	1,751	1,988
3.50%, 01/01/2046	6,637	7,087	5.50%, 02/01/2037	11	12
3.50%, 04/01/2046	9,703	10,375	5.50%, 12/01/2037	1,313	1,510
4.00%, 01/01/2034	1,916	2,069	5.50%, 03/01/2038	338	389
			5.50%, 03/01/2038	470	535
			6.00%, 12/01/2016	2	2
			6.00%, 04/01/2017	3	3
			6.00%, 08/01/2017	79	80
			6.00%, 08/01/2018	95	98

See accompanying notes.

Schedule of Investments
Government & High Quality Bond Fund
October 31, 2016

U.S. GOVERNMENT & GOVERNMENT	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value(000	's)
Federal National Mortgage Association (FNMA) (continued)			Government National Mortgage Association (GNMA) (continued)
6.00%, 12/01/2022	$17	$19	3.50%, 04/20/2045	$7,058	$7,538
6.00%, 03/01/2029	60	69	3.50%, 09/20/2045	9,224	9,922
6.00%, 08/01/2031	393	454	4.00%, 08/15/2041	5,771	6,327
6.00%, 12/01/2031	3	4	4.00%, 09/15/2041	9,324	10,267
6.00%, 12/01/2031	2	2	4.00%, 03/15/2044	5,919	6,543
6.00%, 01/01/2032	258	279	4.00%, 10/20/2044	5,678	6,212
6.00%, 11/01/2032	7	8	5.00%, 02/15/2034	185	207
6.00%, 04/01/2033	269	299	5.00%, 10/15/2039	3,884	4,408
6.00%, 02/01/2034	199	227	5.50%, 07/20/2033	1,505	1,706
6.00%, 03/01/2034	145	166	5.50%, 03/20/2034	1,513	1,750
6.00%, 09/01/2034	920	1,027	5.50%, 05/20/2035	164	186
6.00%, 11/01/2037	65	74	5.50%, 01/15/2039	314	355
6.00%, 02/01/2038	126	145	6.00%, 10/15/2023	93	107
6.00%, 03/01/2038	76	87	6.00%, 11/15/2023	42	48
6.00%, 08/01/2038	788	913	6.00%, 11/15/2023	17	19
6.00%, 04/01/2039	893	1,048	6.00%, 12/15/2023	23	26
6.50%, 09/01/2024	245	282	6.00%, 12/15/2023	2	2
6.50%, 08/01/2028	66	76	6.00%, 12/15/2023	10	12
6.50%, 11/01/2028	47	54	6.00%, 01/15/2024	12	14
6.50%, 12/01/2028	40	46	6.00%, 01/20/2024	5	5
6.50%, 02/01/2029	26	30	6.00%, 02/15/2024	23	27
6.50%, 03/01/2029	50	58	6.00%, 02/15/2024	15	18
6.50%, 04/01/2029	26	30	6.00%, 02/15/2024	21	24
6.50%, 06/01/2031	76	87	6.00%, 03/15/2024	14	16
6.50%, 06/01/2031	70	80	6.00%, 04/20/2024	25	28
6.50%, 06/01/2031	105	124	6.00%, 05/20/2024	16	18
6.50%, 12/01/2031	4	4	6.00%, 05/20/2024	13	14
6.50%, 01/01/2032	33	38	6.00%, 10/20/2024	11	12
6.50%, 04/01/2032	358	411	6.00%, 09/20/2025	21	24
6.50%, 04/01/2032	22	25	6.00%, 04/20/2026	53	61
6.50%, 08/01/2032	145	167	6.00%, 10/20/2028	8	9
6.50%, 11/01/2032	406	459	6.00%, 02/20/2029	95	112
6.50%, 11/01/2032	186	208	6.00%, 08/15/2032	36	41
6.50%, 02/01/2033	231	265	6.00%, 09/15/2032	70	81
6.50%, 04/01/2036	10	12	6.00%, 02/15/2033	24	27
6.50%, 08/01/2036	63	73	6.00%, 07/20/2033	1,134	1,315
6.50%, 08/01/2036	112	128	6.00%, 08/15/2038	140	160
6.50%, 10/01/2036	51	61	6.50%, 09/15/2023	21	24
6.50%, 11/01/2036	46	52	6.50%, 09/15/2023	13	15
6.50%, 07/01/2037	44	54	6.50%, 09/15/2023	12	14
6.50%, 07/01/2037	29	35	6.50%, 09/15/2023	7	8
6.50%, 08/01/2037	716	851	6.50%, 10/15/2023	19	22
6.50%, 08/01/2037	59	69	6.50%, 12/15/2023	16	19
6.50%, 01/01/2038	8	10	6.50%, 12/15/2023	24	27
6.50%, 02/01/2038	35	42	6.50%, 12/15/2023	11	13
6.50%, 05/01/2038	11	12	6.50%, 12/15/2023	5	6
7.00%, 05/01/2022	13	14	6.50%, 01/15/2024	16	18
7.00%, 08/01/2028	79	91	6.50%, 01/15/2024	3	4
7.00%, 12/01/2028	83	94	6.50%, 01/15/2024	29	33
7.00%, 07/01/2029	82	94	6.50%, 01/15/2024	10	11
7.00%, 11/01/2031	249	274	6.50%, 01/15/2024	7	8
7.00%, 07/01/2032	148	166	6.50%, 01/15/2024	9	10
7.50%, 12/01/2024	103	113	6.50%, 03/15/2024	21	25
7.50%, 07/01/2029	22	22	6.50%, 04/15/2024	15	17
7.50%, 02/01/2030	80	89	6.50%, 04/20/2024	9	10
7.50%, 01/01/2031	2	2	6.50%, 07/15/2024	38	43
7.50%, 08/01/2032	10	11	6.50%, 01/15/2026	7	8
8.00%, 05/01/2022	1	1	6.50%, 03/15/2026	9	11
8.50%, 09/01/2025	1	1	6.50%, 07/20/2026	2	2
9.00%, 09/01/2030	32	38	6.50%, 10/20/2028	10	12
		$654,666	6.50%, 03/20/2031	78	92
Government National Mortgage Association (GNMA) - 7.43%			6.50%, 04/20/2031	63	75
3.00%, 11/15/2042	6,446	6,721	6.50%, 07/15/2031	1	2
3.00%, 11/15/2042	8,704	9,126	6.50%, 10/15/2031	11	13
3.00%, 12/15/2042	6,564	6,854	6.50%, 07/15/2032	5	6
3.00%, 02/15/2043	7,181	7,530	6.50%, 05/20/2034	594	720
3.50%, 08/20/2042	6,330	6,806	6.80%, 04/20/2025	38	39
3.50%, 06/20/2043	7,046	7,604	7.00%, 11/15/2022	3	3
3.50%, 08/15/2043	8,985	9,632	7.00%, 11/15/2022	6	6
			7.00%, 12/15/2022	31	33
			7.00%, 01/15/2023	15	16
			7.00%, 01/15/2023	3	3
			7.00%, 01/15/2023	7	7

See accompanying notes.

Schedule of Investments
Government & High Quality Bond Fund
October 31, 2016

U.S. GOVERNMENT & GOVERNMENT	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)
Government National Mortgage Association (GNMA) (continued)			U.S. Treasury - 4.51%
7.00%, 02/15/2023	$20	$20	1.00%, 02/15/2018	$16,600	$16,650
7.00%, 07/15/2023	15	15	2.25%, 11/30/2017	3,600	3,658
7.00%, 07/15/2023	8	8	3.13%, 05/15/2021	18,000	19,441
7.00%, 07/15/2023	7	8	4.25%, 11/15/2040	5,310	7,014
7.00%, 08/15/2023	16	17	5.25%, 11/15/2028	9,600	12,987
7.00%, 10/15/2023	6	6	6.25%, 08/15/2023	7,500	9,761
7.00%, 12/15/2023	14	15			$69,511
7.00%, 12/15/2023	15	17	U.S. Treasury Strip - 0.42%
7.00%, 01/15/2026	11	11	0.00%, 05/15/2020(d),(e)	6,800	6,531
7.00%, 01/15/2027	22	25
7.00%, 10/15/2027	1	1	TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
7.00%, 10/15/2027	8	9	OBLIGATIONS		$1,074,105
7.00%, 10/15/2027	1	1	Total Investments		$1,552,130
7.00%, 12/15/2027	5	5	Other Assets and Liabilities - (0.58)%		$(8,916)
7.00%, 12/15/2027	2	2	TOTAL NET ASSETS - 100.00%		$1,543,214
7.00%, 02/15/2028	1	1
7.00%, 04/15/2028	2	2
7.00%, 06/15/2028	142	157	(a)	Variable Rate. Rate shown is in effect at October 31, 2016.
7.00%, 12/15/2028	70	78	(b)	Security exempt from registration under Rule 144A of the Securities Act of
7.00%, 01/15/2029	50	56	1933. These securities may be resold in transactions exempt from
7.00%, 03/15/2029	25	25	registration, normally to qualified institutional buyers. At the end of the
7.00%, 04/15/2029	174	194	period, the value of these securities totaled $74,729 or 4.84% of net assets.
7.00%, 04/15/2029	15	15	(c) Security is an Interest Only Strip.
7.00%, 05/15/2031	8	10	(d) Non-Income Producing Security
7.00%, 06/20/2031	61	75	(e) Security is a Principal Only Strip.
7.00%, 07/15/2031	2	2
7.00%, 09/15/2031	2	2
7.25%, 09/15/2025	14	14
7.50%, 04/15/2017	1	1	Portfolio Summary (unaudited)
7.50%, 07/15/2018	3	3	Sector		Percent
7.50%, 12/15/2021	18	18	Mortgage Securities		93.00%
7.50%, 02/15/2022	6	6	Government		4.93%
7.50%, 03/15/2022	7	8	Investment Companies		1.48%
7.50%, 03/15/2022	1	1	Asset Backed Securities		1.17%
7.50%, 04/15/2022	2	2	Other Assets and Liabilities		(0.58)%
7.50%, 04/15/2022	6	6	TOTAL NET ASSETS		100.00%
7.50%, 04/15/2022	21	21
7.50%, 07/15/2022	14	14
7.50%, 08/15/2022	2	2
7.50%, 08/15/2022	3	3
7.50%, 08/15/2022	13	13
7.50%, 02/15/2023	8	8
7.50%, 05/15/2023	7	7
7.50%, 05/15/2023	2	2
7.50%, 06/15/2023	13	14
7.50%, 10/15/2023	1	1
7.50%, 11/15/2023	10	10
7.50%, 03/15/2024	14	16
7.50%, 08/15/2024	1	1
7.50%, 05/15/2027	16	16
7.50%, 05/15/2027	6	6
7.50%, 06/15/2027	10	10
7.50%, 08/15/2029	53	60
7.50%, 10/15/2029	62	70
7.50%, 11/15/2029	47	48
7.50%, 11/15/2029	77	81
8.00%, 02/15/2022	17	19
8.00%, 04/15/2022	11	11
8.00%, 12/15/2030	7	9
9.00%, 11/15/2021	37	40
9.50%, 10/15/2017	1	2
9.50%, 11/15/2017	1	1
9.50%, 09/20/2018	11	12
9.50%, 09/15/2020	6	6
9.50%, 12/20/2020	13	13
9.50%, 01/20/2021	1	1
9.50%, 08/15/2021	36	40
		$114,682

See accompanying notes.

Schedule of Investments
High Yield Fund
October 31, 2016

COMMON STOCKS - 0.31%	Shares Held	Value(000	's)		Principal
Commercial Services - 0.00%				BONDS (continued)	Amount (000's) Value (000's)
Network Holding Co KSCC (a),(b),(c)	393,257	$32		Banks (continued)
				ING Bank NV
Computers - 0.00%				5.80%, 09/25/2023(d)	$18,700	$21,030
GCB S3 Inc (a),(b),(c)	10,000,000	—		ING Groep NV
				6.00%, 12/29/2049(f),(g)	8,150	8,068
Energy - Alternate Sources - 0.00%				JPMorgan Chase & Co
Ogden Corp (a),(b),(c)	5,000,000	—		5.00%, 12/29/2049(f),(g)	35,420	34,712
				Popular Inc
Forest Products & Paper - 0.05%				7.00%, 07/01/2019	8,920	9,243
Verso Corp (a)	279,134	1,714		Wells Fargo & Co
Verso Corp - Warrants (a),(c)	12,855	—		5.87%, 12/29/2049(f),(g)	8,765	9,417
		$1,714		5.90%, 12/29/2049(f),(g)	18,000	18,833
Oil & Gas Services - 0.26%						$110,466
Seventy Seven Energy Inc (a),(b)	387,550	9,301		Beverages - 0.60%
				Constellation Brands Inc
TOTAL COMMON STOCKS		$11,047		4.25%, 05/01/2023	20,220	21,387
INVESTMENT COMPANIES - 5.09%	Shares Held	Value(000	's)
Money Market Funds - 5.09%				Building Materials - 1.73%
Goldman Sachs Financial Square Funds -	181,202,028	181,202		BMC East LLC
				5.50%, 10/01/2024(d)	8,885	9,018
Government Fund
				Boise Cascade Co
				5.63%, 09/01/2024(d)	8,655	8,752
TOTAL INVESTMENT COMPANIES		$181,202
				Cemex SAB de CV
	Principal			5.70%, 01/11/2025(d)	8,420	8,567
BONDS- 88.24%	Amount (000's)	Value(000	's)	6.13%, 05/05/2025(d)	4,000	4,140
Advertising - 0.22%				7.25%, 01/15/2021(d)	2,880	3,095
MDC Partners Inc				7.75%, 04/16/2026(d)	4,705	5,273
6.50%, 05/01/2024(d)	$9,335	$7,958
				Louisiana-Pacific Corp
				4.88%, 09/15/2024(d)	1,900	1,867
Aerospace & Defense - 0.09%
				Masco Corp
Air 2 US
8.63%, 10/01/2020(d)	3,045	3,165		4.38%, 04/01/2026	9,845	10,239
				Norbord Inc
				5.38%, 12/01/2020(d)	10,175	10,646
Agriculture - 0.38%
Pinnacle Operating Corp						$61,597
9.00%, 11/15/2020(d)	22,113	13,710		Chemicals - 1.97%
				A Schulman Inc
				6.88%, 06/01/2023(d)	7,105	7,229
Airlines - 0.21%
American Airlines 2015-1 Class B Pass				Aruba Investments Inc
				8.75%, 02/15/2023(d)	10,280	10,486
Through Trust
3.70%, 11/01/2024	2,543	2,505		Blue Cube Spinco Inc
United Airlines 2014-1 Class B Pass Through				9.75%, 10/15/2023	5,350	6,286
Trust				CF Industries Inc
4.75%, 10/11/2023	3,013	3,088		5.15%, 03/15/2034	2,830	2,542
US Airways 2001-1G Pass Through Trust				Consolidated Energy Finance SA
				6.75%, 10/15/2019(d)	22,239	22,239
7.08%, 09/20/2022	1,740	1,866
		$7,459		Cornerstone Chemical Co
				9.38%, 03/15/2018(d)	9,815	9,741
Apparel - 0.06%
				Versum Materials Inc
Hanesbrands Inc				5.50%, 09/30/2024(d)	1,415	1,447
4.63%, 05/15/2024(d)	2,200	2,237
				Westlake Chemical Corp
				4.63%, 02/15/2021(d)	9,590	10,021
Automobile Manufacturers - 1.18%
Jaguar Land Rover Automotive PLC						$69,991
3.50%, 03/15/2020(d)	7,400	7,529		Commercial Services - 0.36%
4.25%, 11/15/2019(d)	12,880	13,331		Ahern Rentals Inc
5.63%, 02/01/2023(d)	6,780	7,014		7.38%, 05/15/2023(d)	7,070	4,631
Navistar International Corp				TMS International Corp
				7.63%, 10/15/2021(d)	10,020	8,266
8.25%, 11/01/2021	14,360	14,055
		$41,929				$12,897
Automobile Parts & Equipment - 1.04%				Computers - 1.15%
Allison Transmission Inc				Compiler Finance Sub Inc
5.00%, 10/01/2024(d)	7,180	7,324		7.00%, 05/01/2021(d)	12,770	5,938
Dana Inc				Diamond 1 Finance Corp / Diamond 2 Finance
5.50%, 12/15/2024	8,530	8,829		Corp
IHO Verwaltungs GmbH				3.48%, 06/01/2019(d)	8,455	8,675
4.75%, PIK 5.50%, 09/15/2026(d),(e)	2,985	2,977		5.88%, 06/15/2021(d)	1,200	1,264
				7.13%, 06/15/2024(d)	22,930	25,119
ZF North America Capital Inc
4.00%, 04/29/2020(d)	1,905	2,005				$40,996
4.50%, 04/29/2022(d)	2,030	2,149		Consumer Products - 0.33%
4.75%, 04/29/2025(d)	13,040	13,757		Spectrum Brands Inc
		$37,041		5.75%, 07/15/2025	10,830	11,724
Banks- 3.10%
Barclays PLC
8.25%, 12/29/2049(f),(g)	9,050	9,163

See accompanying notes.

Schedule of Investments
High Yield Fund
October 31, 2016

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Distribution & Wholesale - 0.62%			Entertainment (continued)
American Builders & Contractors Supply Co			Carmike Cinemas Inc
Inc			6.00%, 06/15/2023(d)		$7,040	$7,515
5.75%, 12/15/2023(d)	$5,550	$5,786	CCM Merger Inc
Global Partners LP / GLP Finance Corp			9.13%, 05/01/2019(d)		22,291	23,294
7.00%, 06/15/2023	10,170	9,712	Cinemark USA Inc
HD Supply Inc			4.88%, 06/01/2023		17,025	17,046
5.25%, 12/15/2021(d)	2,525	2,683	Eldorado Resorts Inc
5.75%, 04/15/2024(d)	3,825	4,016	7.00%, 08/01/2023		10,345	10,991
		$22,197	GLP Capital LP / GLP Financing II Inc
Diversified Financial Services - 5.81%			4.38%, 04/15/2021		945	995
AerCap Ireland Capital Ltd / AerCap Global			5.38%, 04/15/2026		9,775	10,386
Aviation Trust			LG FinanceCo Corp
4.63%, 10/30/2020	5,865	6,173	5.88%, 11/01/2024(d)		8,635	8,716
4.63%, 07/01/2022	16,135	16,841	National CineMedia LLC
Aircastle Ltd			5.75%, 08/15/2026(d)		6,625	6,824
5.00%, 04/01/2023	9,745	10,086	Pinnacle Entertainment Inc
5.13%, 03/15/2021	11,795	12,517	5.63%, 05/01/2024(d)		8,510	8,574
5.50%, 02/15/2022	5,165	5,540	WMG Acquisition Corp
6.75%, 04/15/2017	3,915	3,993	4.88%, 11/01/2024(d)		4,270	4,259
Ally Financial Inc			5.00%, 08/01/2023(d)		5,810	5,883
4.25%, 04/15/2021	1,095	1,106	6.75%, 04/15/2022(d)		12,655	13,367
5.75%, 11/20/2025	14,935	15,290				$121,865
CIT Group Inc			Food- 2.16%
3.88%, 02/19/2019	20,125	20,433	BI-LO LLC / BI-LO Finance Corp
5.00%, 08/15/2022	8,500	9,063	9.25%, 02/15/2019(d)		10,875	9,434
Credit Acceptance Corp			Ingles Markets Inc
6.13%, 02/15/2021	12,090	12,151	5.75%, 06/15/2023		10,265	10,624
7.38%, 03/15/2023	8,140	8,405	JBS USA LUX SA / JBS USA Finance Inc
Dana Financing Luxembourg Sarl			5.75%, 06/15/2025(d)		9,165	8,982
6.50%, 06/01/2026(d)	1,680	1,787	7.25%, 06/01/2021(d)		3,338	3,421
Doric Nimrod Air Finance Alpha Ltd 2012-1			Post Holdings Inc
Class B Pass Through Trust			5.00%, 08/15/2026(d)		12,305	11,936
6.50%, 05/30/2021(d)	2,569	2,672	7.75%, 03/15/2024(d)		4,585	5,067
FBM Finance Inc			Smithfield Foods Inc
8.25%, 08/15/2021(d)	2,260	2,362	5.25%, 08/01/2018(d)		1,963	1,978
Fly Leasing Ltd			5.88%, 08/01/2021(d)		14,255	14,861
6.38%, 10/15/2021	20,730	21,196	TreeHouse Foods Inc
Navient Corp			6.00%, 02/15/2024(d)		9,730	10,450
5.00%, 10/26/2020	1,360	1,343				$76,753
5.88%, 03/25/2021	7,480	7,489	Forest Products & Paper - 0.75%
6.13%, 03/25/2024	9,965	9,118	Resolute Forest Products Inc
6.63%, 07/26/2021	4,245	4,277	5.88%, 05/15/2023		9,830	8,331
7.25%, 09/25/2023	10,260	10,222	Sappi Papier Holding GmbH
OneMain Financial Holdings LLC			7.50%, 06/15/2032(d)		5,985	5,656
7.25%, 12/15/2021(d)	10,670	11,043	7.75%, 07/15/2017(d)		5,000	5,087
Springleaf Finance Corp			Tembec Industries Inc
5.25%, 12/15/2019	13,650	13,701	9.00%, 12/15/2019(d)		9,430	7,497
		$206,808				$26,571
Electric - 1.46%			Gas- 0.36%
Dynegy Inc			NGL Energy Partners LP / NGL Energy
6.75%, 11/01/2019	3,500	3,542	Finance Corp
7.38%, 11/01/2022	12,610	12,161	6.88%, 10/15/2021		4,155	4,093
8.00%, 01/15/2025(d)	2,320	2,239	7.50%, 11/01/2023(d)		8,565	8,586
Elwood Energy LLC						$12,679
8.16%, 07/05/2026	6,913	7,742	Hand & Machine Tools - 0.14%
Indiantown Cogeneration LP			Wittur International Holding GmbH
9.77%, 12/15/2020	2,087	2,254	8.50%, 02/15/2023(d)	EUR	4,900	5,034
Mirant Mid-Atlantic Series B Pass Through
Trust			Healthcare - Products - 2.55%
9.13%, 06/30/2017	220	180	ConvaTec Finance International SA
Mirant Mid-Atlantic Series C Pass Through			8.25%, PIK 9.00%, 01/15/2019(d),(e)		$17,065	17,065
Trust			ConvaTec Healthcare E SA
10.06%, 12/30/2028	11,422	9,023	10.50%, 12/15/2018 (d)		300	303
NRG Energy Inc			DJO Finco Inc / DJO Finance LLC / DJO
6.25%, 05/01/2024	6,760	6,557	Finance Corp
6.63%, 01/15/2027(d)	1,960	1,836	8.13%, 06/15/2021(d)		13,650	12,524
7.25%, 05/15/2026(d)	6,470	6,366
			Hill-Rom Holdings Inc
		$51,900	5.75%, 09/01/2023(d),(f)		6,440	6,762
Entertainment - 3.42%			Kinetic Concepts Inc / KCI USA Inc
AMC Entertainment Holdings Inc			7.88%, 02/15/2021(d)		9,455	10,188
5.88%, 11/15/2026(d),(h)	4,000	4,015	9.63%, 10/01/2021(d)		7,665	7,406

See accompanying notes.

Schedule of Investments
High Yield Fund
October 31, 2016

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)			BONDS (continued)	Amount (000's) Value (000's)
Healthcare - Products (continued)				Iron & Steel (continued)
Mallinckrodt International Finance SA /				ArcelorMittal (continued)
Mallinckrodt CB LLC				8.00%, 10/15/2039(f)		$30,030	$32,282
5.63%, 10/15/2023(d)		$17,635	$16,577	BlueScope Steel Finance Ltd / BlueScope
Teleflex Inc				Steel Finance USA LLC
4.88%, 06/01/2026		5,020	5,145	6.50%, 05/15/2021(d)		3,600	3,798
Universal Hospital Services Inc				Commercial Metals Co
7.63%, 08/15/2020		15,410	14,794	4.88%, 05/15/2023		23,670	23,433
			$90,764	Signode Industrial Group Lux SA/Signode
Healthcare - Services - 5.12%				Industrial Group US Inc
Centene Corp				6.38%, 05/01/2022(d)		25,690	25,947
4.75%, 05/15/2022		17,250	17,509	Vale Overseas Ltd
4.75%, 01/15/2025(h)		6,115	6,088	6.25%, 08/10/2026		3,690	3,958
5.63%, 02/15/2021		3,930	4,123				$107,309
6.13%, 02/15/2024		9,525	10,144	Leisure Products & Services - 0.37%
Fresenius Medical Care US Finance II Inc				NCL Corp Ltd
4.75%, 10/15/2024(d)		5,770	6,015	4.63%, 11/15/2020(d)		12,870	13,031
5.88%, 01/31/2022(d)		7,825	8,863
6.50%, 09/15/2018(d)		4,895	5,274	Lodging - 0.56%
HCA Holdings Inc				Boyd Gaming Corp
6.25%, 02/15/2021		2,480	2,675	6.88%, 05/15/2023		5,360	5,736
HCA Inc				MGM Resorts International
4.50%, 02/15/2027		17,840	17,617	6.00%, 03/15/2023		6,510	7,047
4.75%, 05/01/2023		21,400	22,283	6.63%, 12/15/2021		6,290	7,025
5.00%, 03/15/2024		17,315	18,034				$19,808
5.25%, 04/15/2025		3,915	4,101	Machinery - Construction & Mining - 0.16%
5.25%, 06/15/2026		3,825	3,997	Vander Intermediate Holding II Corp
5.88%, 03/15/2022		8,015	8,817	9.75%, PIK 10.50%, 02/01/2019 (d),(e)		10,621	5,576
IASIS Healthcare LLC / IASIS Capital Corp
8.38%, 05/15/2019		9,545	9,092	Machinery - Diversified - 0.26%
Molina Healthcare Inc				Cloud Crane LLC
5.38%, 11/15/2022		10,005	10,411	10.13%, 08/01/2024 (d)		8,745	9,117
MPH Acquisition Holdings LLC
7.13%, 06/01/2024(d)		16,800	17,974	Media- 8.17%
WellCare Health Plans Inc				Altice Financing SA
5.75%, 11/15/2020		9,115	9,389	6.50%, 01/15/2022(d)		2,945	3,078
			$182,406	6.63%, 02/15/2023(d)		3,000	3,090
Home Builders - 2.28%				Altice Finco SA
Beazer Homes USA Inc				7.63%, 02/15/2025(d)		12,580	12,454
8.75%, 03/15/2022(d)		8,445	8,973	Altice Luxembourg SA
Lennar Corp				7.75%, 05/15/2022(d)		10,420	10,882
4.13%, 12/01/2018		9,125	9,376	Altice US Finance I Corp
4.50%, 11/15/2019		8,300	8,746	5.50%, 05/15/2026(d)		3,675	3,749
4.75%, 11/15/2022(f)		7,561	7,864	CCO Holdings LLC / CCO Holdings Capital
4.88%, 12/15/2023		5,060	5,161	Corp
WCI Communities Inc				5.13%, 05/01/2023(d)		39,650	40,939
6.88%, 08/15/2021		21,855	23,057	5.50%, 05/01/2026(d)		2,840	2,909
Woodside Homes Co LLC / Woodside Homes				5.75%, 02/15/2026(d)		1,680	1,750
Finance Inc				CSC Holdings LLC
6.75%, 12/15/2021(d)		18,625	18,066	5.50%, 04/15/2027(d)		3,195	3,241
			$81,243	6.63%, 10/15/2025(d)		4,225	4,579
Insurance - 1.87%				10.13%, 01/15/2023 (d)		13,135	14,810
CNO Financial Group Inc				DISH DBS Corp
4.50%, 05/30/2020		2,770	2,843	5.88%, 07/15/2022		22,230	22,953
Liberty Mutual Group Inc				5.88%, 11/15/2024		8,205	8,261
7.00%, 03/07/2067(d),(f)		19,172	16,679	6.75%, 06/01/2021		16,110	17,308
Voya Financial Inc				7.75%, 07/01/2026		9,385	10,306
5.65%, 05/15/2053(f)		47,227	46,991	7.88%, 09/01/2019		12,500	13,938
			$66,513	RCN Telecom Services LLC / RCN Capital
Internet - 1.30%				Corp
Netflix Inc				8.50%, 08/15/2020(d)		16,475	17,556
4.38%, 11/15/2026(d)		9,805	9,645	SFR Group SA
				6.00%, 05/15/2022(d)		7,655	7,849
United Group BV
7.88%, 11/15/2020(d)	EUR	12,000	13,733	7.38%, 05/01/2026(d)		8,175	8,257
Zayo Group LLC / Zayo Capital Inc				TVN Finance Corp III AB
				7.38%, 12/15/2020(d)	EUR	1,925	2,205
6.00%, 04/01/2023		$21,635	22,771
			$46,149	Unitymedia GmbH
				6.13%, 01/15/2025(d)		$8,940	9,320
Iron & Steel - 3.01%
AK Steel Corp				Unitymedia Hessen GmbH & Co KG /
7.50%, 07/15/2023		5,570	6,002	Unitymedia NRW GmbH
				5.50%, 01/15/2023(d)		16,650	17,254
7.63%, 05/15/2020		9,345	9,392
ArcelorMittal				Univision Communications Inc
6.50%, 03/01/2021(f)		2,275	2,497	6.75%, 09/15/2022(d)		4,516	4,759
				8.50%, 05/15/2021(d)		4,264	4,394

See accompanying notes.

Schedule of Investments
High Yield Fund
October 31, 2016

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)			BONDS (continued)	Amount (000's) Value (000's)
Media (continued)				Oil & Gas (continued)
UPCB Finance IV Ltd				EP Energy LLC / Everest Acquisition Finance
5.38%, 01/15/2025(d)		$2,000	$2,030	Inc (continued)
Virgin Media Finance PLC				9.38%, 05/01/2020	$18,180	$14,271
5.75%, 01/15/2025(d)		5,000	4,950	Halcon Resources Corp
6.00%, 10/15/2024(d)		2,940	2,984	8.63%, 02/01/2020(d)	12,670	12,923
Virgin Media Secured Finance PLC				12.00%, 02/15/2022 (d)	1,082	1,158
5.25%, 01/15/2026(d)		3,965	3,924	Laredo Petroleum Inc
WideOpenWest Finance LLC /				5.63%, 01/15/2022	560	546
WideOpenWest Capital Corp				7.38%, 05/01/2022	5,450	5,613
13.38%, 10/15/2019		6,406	6,854	Murphy Oil Corp
10.25%, 07/15/2019 (b)		3,180	3,339	6.88%, 08/15/2024	3,450	3,640
Ziggo Bond Finance BV				Northern Blizzard Resources Inc
4.63%, 01/15/2025(d)	EUR	1,500	1,667	7.25%, 02/01/2022(d)	13,414	12,810
6.00%, 01/15/2027(d)		$8,705	8,547	Oasis Petroleum Inc
Ziggo Secured Finance BV				6.50%, 11/01/2021	3,655	3,632
5.50%, 01/15/2027(d)		10,820	10,685	6.88%, 03/15/2022	5,645	5,589
			$290,821	6.88%, 01/15/2023	11,825	11,589
Metal Fabrication & Hardware - 0.29%				PDC Energy Inc
Wise Metals Intermediate Holdings LLC/Wise				6.13%, 09/15/2024(d)	3,500	3,640
Holdings Finance Corp				7.75%, 10/15/2022	5,275	5,605
9.75%, PIK 10.50%, 06/15/2019 (d),(e)		10,583	10,239	QEP Resources Inc
				5.25%, 05/01/2023	13,091	12,862
Mining - 2.63%				Seven Generations Energy Ltd
Alcoa Nederland Holding BV				6.75%, 05/01/2023(d)	3,080	3,257
6.75%, 09/30/2024(d)		4,460	4,616	Sunoco LP / Sunoco Finance Corp
7.00%, 09/30/2026(d)		7,585	7,811	5.50%, 08/01/2020	7,070	7,176
Aleris International Inc				6.38%, 04/01/2023	10,945	11,191
9.50%, 04/01/2021(d)		2,100	2,257	Whiting Petroleum Corp
First Quantum Minerals Ltd				5.00%, 03/15/2019	12,900	12,255
7.25%, 05/15/2022(d)		9,169	8,676	5.75%, 03/15/2021	6,815	6,321
FMG Resources August 2006 Pty Ltd				WPX Energy Inc
6.88%, 04/01/2022(d)		16,655	17,158	7.50%, 08/01/2020	11,285	11,892
9.75%, 03/01/2022(d)		6,820	7,911			$242,542
Freeport-McMoRan Inc				Oil & Gas Services - 0.75%
2.30%, 11/14/2017		9,585	9,489	Archrock Partners LP / Archrock Partners
Midwest Vanadium Pty Ltd				Finance Corp
0.00%, 02/15/2018(a),(d)		10,696	348	6.00%, 10/01/2022	7,955	7,497
St Barbara Ltd				PHI Inc
8.88%, 04/15/2018(d)		7,917	8,214	5.25%, 03/15/2019	10,570	10,174
Taseko Mines Ltd				Seventy Seven Operating LLC
7.75%, 04/15/2019		10,635	6,860	0.00%, 11/15/2019(a),(b),(c)	11,835	—
Teck Resources Ltd				Weatherford International Ltd
3.75%, 02/01/2023		11,625	10,993	8.25%, 06/15/2023	8,650	8,953
6.25%, 07/15/2041		3,845	3,807			$26,624
8.00%, 06/01/2021(d)		2,865	3,130	Packaging & Containers - 2.64%
8.50%, 06/01/2024(d)		2,085	2,413	ARD Finance SA
			$93,683	7.13%, PIK 7.88%, 09/15/2023(d),(e)	8,785	8,697
Miscellaneous Manufacturers - 0.67%				Ardagh Packaging Finance PLC / Ardagh
Bombardier Inc				Holdings USA Inc
5.50%, 09/15/2018(d)		6,875	7,087	3.85%, 12/15/2019(d),(f)	14,000	14,227
6.13%, 01/15/2023(d)		3,570	3,099	6.00%, 06/30/2021(d)	4,280	4,387
7.50%, 03/15/2025(d)		15,405	13,787	7.00%, 11/15/2020(d)	1,039	1,070
			$23,973	7.25%, 05/15/2024(d)	7,540	7,955
Oil & Gas - 6.81%				Coveris Holdings SA
Baytex Energy Corp				7.88%, 11/01/2019(d)	12,035	12,426
5.13%, 06/01/2021(d)		7,195	6,062	Crown Americas LLC / Crown Americas
Carrizo Oil & Gas Inc				Capital Corp V
6.25%, 04/15/2023		1,510	1,552	4.25%, 09/30/2026(d)	2,000	1,962
7.50%, 09/15/2020		14,800	15,373	Crown Cork & Seal Co Inc
Chaparral Energy Inc				7.38%, 12/15/2026	15,449	17,342
0.00%, 10/01/2020(a)		7,360	5,741	Reynolds Group Issuer Inc / Reynolds Group
0.00%, 11/15/2022(a)		18,979	14,709	Issuer LLC / Reynolds Group Issuer
Chesapeake Energy Corp				(Luxembourg) S.A.
8.00%, 12/15/2022(d)		11,430	11,594	4.38%, 07/15/2021(d),(f)	6,620	6,752
Continental Resources Inc/OK				5.13%, 07/15/2023(d)	7,145	7,335
4.50%, 04/15/2023		14,075	13,406	5.75%, 10/15/2020	8,115	8,328
5.00%, 09/15/2022		8,120	7,958	7.00%, 07/15/2024(d)	1,950	2,084
Denbury Resources Inc				9.88%, 08/15/2019	1,590	1,630
5.50%, 05/01/2022		18,285	14,445			$94,195
EP Energy LLC / Everest Acquisition Finance				Pharmaceuticals - 0.68%
Inc				Valeant Pharmaceuticals International Inc
6.38%, 06/15/2023		8,430	5,732	5.63%, 12/01/2021(d)	10,350	8,487

See accompanying notes.

Schedule of Investments
High Yield Fund
October 31, 2016

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Pharmaceuticals (continued)			Retail (continued)
Valeant Pharmaceuticals International			JC Penney Corp Inc
Inc (continued)			5.65%, 06/01/2020	$8,740	$8,653
5.88%, 05/15/2023(d)	$3,060	$2,410	5.88%, 07/01/2023(d)	3,550	3,657
7.50%, 07/15/2021(d)	15,020	13,368	KFC Holding Co/Pizza Hut Holdings
		$24,265	LLC/Taco Bell of America LLC
Pipelines - 2.30%			5.00%, 06/01/2024(d)	11,905	12,381
Antero Midstream Partners LP / Antero			5.25%, 06/01/2026(d)	7,420	7,735
Midstream Finance Corp			L Brands Inc
5.38%, 09/15/2024(d)	4,025	4,055	6.88%, 11/01/2035	7,245	7,680
Cheniere Corpus Christi Holdings LLC			Landry's Inc
7.00%, 06/30/2024(d)	670	710	6.75%, 10/15/2024(d)	11,420	11,648
Energy Transfer Equity LP			Michaels Stores Inc
5.88%, 01/15/2024	7,960	8,090	5.88%, 12/15/2020(d)	12,293	12,646
MPLX LP			PetSmart Inc
4.88%, 06/01/2025	9,997	10,428	7.13%, 03/15/2023(d)	11,930	12,482
Sabine Pass Liquefaction LLC			Tops Holding LLC / Tops Markets II Corp
5.00%, 03/15/2027(d)	2,980	3,032	8.00%, 06/15/2022(d)	9,215	8,109
5.63%, 02/01/2021(f)	10,410	10,957	Yum! Brands Inc
5.63%, 03/01/2025	20,000	21,163	3.88%, 11/01/2020	5,785	5,959
6.25%, 03/15/2022	4,915	5,382			$102,092
Tesoro Logistics LP / Tesoro Logistics			Savings & Loans - 0.00%
Finance Corp			Washington Mutual Bank / Henderson NV
6.13%, 10/15/2021	13,410	14,030	0.00%, 06/15/2011(a),(c)	3,500	—
6.25%, 10/15/2022	2,075	2,200	0.00%, 01/15/2013(a),(b),(c)	3,000	—
6.38%, 05/01/2024	1,750	1,886	0.00%, 01/15/2015(a),(c),(f)	2,000	—
		$81,933			$—
Private Equity - 0.38%			Semiconductors - 0.98%
Icahn Enterprises LP / Icahn Enterprises			Micron Technology Inc
Finance Corp			5.50%, 02/01/2025	6,860	6,725
5.88%, 02/01/2022	7,100	6,754	5.63%, 01/15/2026(d)	2,165	2,100
6.00%, 08/01/2020	7,060	6,936	7.50%, 09/15/2023(d)	6,605	7,290
		$13,690	NXP BV / NXP Funding LLC
Real Estate - 1.00%			4.13%, 06/01/2021(d)	5,010	5,348
Crescent Communities LLC/Crescent			5.75%, 02/15/2021(d)	805	837
Ventures Inc			Sensata Technologies UK Financing Co plc
8.88%, 10/15/2021(d)	9,595	9,631	6.25%, 02/15/2026(d)	11,500	12,449
Crescent Resources LLC / Crescent Ventures					$34,749
Inc			Shipbuilding - 0.33%
10.25%, 08/15/2017 (d)	16,155	16,195	Huntington Ingalls Industries Inc
Kennedy-Wilson Inc			5.00%, 11/15/2025(d)	11,345	11,934
5.88%, 04/01/2024	9,750	9,860
		$35,686	Software - 1.62%
REITS- 2.86%			Activision Blizzard Inc
DuPont Fabros Technology LP			6.13%, 09/15/2023(d)	15,090	16,618
5.88%, 09/15/2021	12,075	12,649	First Data Corp
Equinix Inc			5.00%, 01/15/2024(d)	13,610	13,814
5.38%, 01/01/2022	10,065	10,669	5.75%, 01/15/2024(d)	5,570	5,654
5.88%, 01/15/2026	15,400	16,461	MSCI Inc
Iron Mountain Inc			5.25%, 11/15/2024(d)	6,675	7,009
4.38%, 06/01/2021(d)	6,430	6,639	5.75%, 08/15/2025(d)	3,315	3,524
Iron Mountain US Holdings Inc			Quintiles IMS Inc
5.38%, 06/01/2026(d)	9,655	9,751	5.00%, 10/15/2026(d)	10,740	11,102
iStar Inc					$57,721
4.88%, 07/01/2018	7,230	7,230	Telecommunications - 6.79%
6.50%, 07/01/2021	6,745	6,796	CenturyLink Inc
9.00%, 06/01/2017	8,295	8,606	5.63%, 04/01/2025	4,870	4,566
MGM Growth Properties Operating			7.50%, 04/01/2024	4,005	4,170
Partnership LP / MGP Finance Co-Issuer Inc			Frontier Communications Corp
5.63%, 05/01/2024(d)	11,260	11,985	8.88%, 09/15/2020	3,175	3,373
MPT Operating Partnership LP / MPT Finance			11.00%, 09/15/2025	19,160	19,618
Corp			10.50%, 09/15/2022	13,675	14,222
5.25%, 08/01/2026	4,390	4,478	Goodman Networks Inc
6.38%, 03/01/2024	4,760	5,129	12.13%, 07/01/2018 (b)	14,363	6,140
VEREIT Operating Partnership LP			Intelsat Jackson Holdings SA
4.88%, 06/01/2026	1,300	1,366	7.25%, 04/01/2019	3,985	3,213
		$101,759	7.25%, 10/15/2020	16,475	12,490
Retail - 2.87%			8.00%, 02/15/2024(d)	825	829
Claire's Stores Inc			Intelsat Luxembourg SA
9.00%, 03/15/2019(d)	8,139	4,070	7.75%, 06/01/2021	5,940	1,930
Dollar Tree Inc			Level 3 Communications Inc
5.75%, 03/01/2023	6,640	7,072	5.75%, 12/01/2022	5,470	5,634

See accompanying notes.

Schedule of Investments
High Yield Fund
October 31, 2016

	Principal			SENIOR FLOATING RATE INTERESTS	Principal
BONDS (continued)	Amount (000's) Value (000's)			(continued)	Amount (000's)		Value(000	's)
Telecommunications (continued)				Entertainment (continued)
Level 3 Financing Inc				Lions Gate Entertainment Corp, Term Loan
5.13%, 05/01/2023		$4,440	$4,484	B (continued)
5.38%, 01/15/2024		11,395	11,623	5.00%, 03/11/2022(f)		$10,245	$10,424
Play Finance 1 SA							$29,114
6.50%, 08/01/2019	EUR	3,000	3,409	Forest Products & Paper - 0.64%
Sprint Capital Corp				Caraustar Industries Inc, Term Loan B
6.88%, 11/15/2028		$7,235	6,656	8.00%, 04/26/2019(f)		11,413	11,520
Sprint Communications Inc				8.00%, 05/01/2019(f)		11,274	11,380
6.00%, 11/15/2022		16,500	15,376				$22,900
7.00%, 08/15/2020		12,300	12,792	Healthcare - Services - 0.57%
9.00%, 11/15/2018(d)		6,850	7,535	Acadia Healthcare Co Inc, Term Loan B2
Sprint Corp				3.75%, 02/16/2023(f)		883	886
7.13%, 06/15/2024		8,840	8,310	Lantheus Medical Imaging Inc, Term Loan B
7.88%, 09/15/2023		12,250	12,128	7.00%, 06/24/2022(f)		10,929	10,710
T-Mobile USA Inc				MPH Acquisition Holdings LLC, Term Loan
6.13%, 01/15/2022		4,110	4,336	B
6.25%, 04/01/2021		20,800	21,658	5.00%, 05/25/2023(f)		8,692	8,782
6.50%, 01/15/2024		4,025	4,307				$20,378
6.50%, 01/15/2026		9,620	10,545	Insurance - 0.25%
6.63%, 04/28/2021		12,140	12,732	Lonestar Intermediate Super Holdings LLC,
Wind Acquisition Finance SA				PIK Term Loan
(d)
4.75%, 07/15/2020		10,885	10,939	10.00%, PIK 0.75%, 08/10/2021 (e),(f)		8,855	8,914
7.38%, 04/23/2021(d)		18,205	18,706
			$241,721	Internet - 0.02%
Transportation - 1.85%				Zayo Group LLC, Term Loan B
Eletson Holdings Inc				3.75%, 05/06/2021(f)		722	725
9.63%, 01/15/2022(d)		17,244	12,674
Hornbeck Offshore Services Inc				Media- 0.63%
5.00%, 03/01/2021		9,980	5,938	Adria Topco BV, PIK Term Loan
Navios Maritime Acquisition Corp / Navios				9.00%, PIK 9.00%, 06/04/2019(e),(f)	EUR	1,529	1,717
Acquisition Finance US Inc				Univision Communications Inc, Term Loan
8.13%, 11/15/2021(d)		37,660	28,433
				C3
Navios Maritime Holdings Inc / Navios				4.00%, 03/01/2020(f)		$3,192	3,195
Maritime Finance II US Inc				Univision Communications Inc, Term Loan
7.38%, 01/15/2022(d)		16,245	8,448	C4
Navios South American Logistics Inc / Navios				4.00%, 03/01/2020(f)		7,840	7,853
Logistics Finance US Inc				WideOpenWest Finance LLC, Term Loan B
7.25%, 05/01/2022(d)		13,220	10,444	4.50%, 08/11/2023(f)		9,651	9,624
			$65,937				$22,389
TOTAL BONDS			$3,141,844	Mining - 0.15%
	Principal			FMG Resources August 2006 Pty Ltd, Term
CONVERTIBLE BONDS - 0.31%	Amount (000's) Value (000's)			Loan B
Food Service - 0.00%				3.75%, 06/30/2019(f)		5,282	5,277
Fresh Express Delivery Holding Group Co
Ltd				Oil & Gas - 0.66%
0.00%, 11/09/2009(a),(c)	HKD	46,500	—	California Resources Corp, Term Loan
0.00%, 10/18/2010(a),(c)	CNY	245,000	—	11.37%, 12/31/2021 (f)		10,680	11,468
			$—	Chesapeake Energy Corp, Term Loan 1.5
Semiconductors - 0.31%				8.50%, 08/17/2021(f)		6,215	6,638
Jazz US Holdings Inc				Seadrill Operating LP, Term Loan B
8.00%, 12/31/2018		$6,858	11,165	4.00%, 02/12/2021(f)		9,737	5,410
							$23,516
TOTAL CONVERTIBLE BONDS			$11,165	Oil & Gas Services - 0.11%
SENIOR FLOATING RATE INTERESTS -	Principal			Seventy Seven Operating LLC, Term Loan B
6.17%	Amount (000's) Value (000's)			3.89%, 06/17/2021(f)		4,443	4,091
Aerospace & Defense - 0.40%
B/E Aerospace Inc, Term Loan B				Packaging & Containers - 0.19%
3.82%, 12/16/2021(f)		$14,232	$14,312	SIG Combibloc US Acquisition Inc, Term
				Loan B
Chemicals - 0.24%				4.00%, 03/11/2022(f)		6,703	6,706
Emerald Performance Materials LLC, Term
Loan				Pharmaceuticals - 0.18%
7.75%, 07/22/2022(f)		8,475	8,422	Valeant Pharmaceuticals International Inc,
				Term Loan BF1
Entertainment - 0.82%				5.50%, 04/01/2022(f)		6,283	6,260
CCM Merger Inc, Term Loan B
0.00%, 08/06/2021(f),(i)		1,000	1,003	REITS- 0.31%
4.50%, 07/30/2021(f)		4,664	4,679	iStar Inc, Term Loan B
Lions Gate Entertainment Corp, Term Loan				5.50%, 07/01/2020(f)		10,929	11,029
B
0.00%, 10/13/2023(f),(i)		13,030	13,008

See accompanying notes.

		Schedule of Investments
		High Yield Fund
		October 31, 2016

SENIOR FLOATING RATE INTERESTS	Principal
(continued)	Amount (000's)	Value(000	's)
Retail - 0.68%
Academy Ltd, Term Loan B
5.00%, 06/16/2022(f)	$8,697	$8,428
FOCUS Brands Inc, Term Loan
5.00%, 10/03/2023(f)	8,349	8,436
Michaels Stores Inc, Term Loan B1
3.75%, 01/27/2023(f)	6,336	6,382
PetSmart Inc, Term Loan B
4.00%, 03/11/2022(f)	948	950
		$24,196
Semiconductors - 0.32%
Avago Technologies Cayman Finance Ltd,
Term Loan B3
3.65%, 02/01/2023(f)	7,236	7,308
NXP BV, Term Loan B
3.41%, 12/07/2020(f)	4,020	4,032
		$11,340
TOTAL SENIOR FLOATING RATE INTERESTS		$219,569
Total Investments		$3,564,827
Other Assets and Liabilities - (0.12)%		$(4,267)
TOTAL NET ASSETS - 100.00%		$3,560,560

(a)	Non-Income Producing Security
(b)	Security is Illiquid. At the end of the period, the value of these securities totaled $18,812 or 0.53% of net assets.
(c)	Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Board of Directors. At the end of the period, the fair value of these securities totaled $32 or 0.00% of net assets.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $1,502,967 or 42.21% of net assets.
(e)	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(f)	Variable Rate. Rate shown is in effect at October 31, 2016.
(g)	Perpetual security. Perpetual securities pay an indefinite stream of interest, but they may be called by the issuer at an earlier date.
(h)	Security purchased on a when-issued basis.
(i)	This Senior Floating Rate Note will settle after October 31, 2016, at which time the interest rate will be determined.

Portfolio Summary (unaudited)
Sector			Percent
Communications			17.13%
Financial			15.58%
Consumer, Cyclical			14.11%
Consumer, Non-cyclical			12.93%
Energy			10.89%
Basic Materials			9.44%
Industrial			8.75%
Investment Companies			5.09%
Technology			4.38%
Utilities			1.82%
Other Assets and Liabilities			(0.12)%
TOTAL NET ASSETS			100.00%

Foreign Currency Contracts

						Unrealized Appreciation/(Depreciation)
Counterparty	Delivery Date	Contracts to Deliver		In Exchange For	Fair Value	Asset	Liability
Brown Brothers Harriman & Co	12/09/2016	EUR	26,000,000	$29,349	$28,583	$766	$—
Total						$766	$—

Amounts in thousands except contracts

See accompanying notes.

Schedule of Investments
High Yield Fund I
October 31, 2016

COMMON STOCKS - 0.31%	Shares Held	Value(000	's)		Principal
Electric - 0.27%				BONDS (continued)	Amount (000's) Value (000's)
Dynegy Inc (a)	7,500	$80		Airlines (continued)
TCEH Corp (a)	164,087	2,494		Continental Airlines 2012-3 Class C Pass Thru
Texas Competitive Electric Holdings Co LLC	1,075,000	11		Certificates
(a),(b)				6.13%, 04/29/2018	$345	$362
		$2,585		Delta Air Lines 2012-1 Class B Pass Through
Oil & Gas - 0.02%				Trust
Penn Virginia Corp (a),(c)	2,279	80		6.88%, 05/07/2019(f)	285	308
Penn Virginia Corp (a),(b),(c)	2,826	99		Northwest Airlines 2007-1 Class A Pass
Penn Virginia Corp (a),(b)	373,000	5		Through Trust
		$184		7.03%, 05/01/2021	1,041	1,171
Packaging & Containers - 0.00%				UAL 2007-1 Pass Through Trust
Constar International (a),(b),(c)	9,689	—		6.64%, 01/02/2024	283	302
						$3,235
Retail - 0.00%				Apparel - 0.18%
Nebraska Book Holdings Inc (a),(b)	20,064	1		Hanesbrands Inc
Neebo, Inc - Warrants (a),(b),(c)	3,508	—		4.88%, 05/15/2026(f)	1,655	1,684
Neebo, Inc - Warrants (a),(b),(c)	7,519	—		Levi Strauss & Co
		$1		5.00%, 05/01/2025	50	52
Telecommunications - 0.02%						$1,736
NII Holdings Inc (a)	77,871	191		Automobile Manufacturers - 0.35%
				Fiat Chrysler Automobiles NV
TOTAL COMMON STOCKS		$2,961		4.50%, 04/15/2020	1,113	1,141
INVESTMENT COMPANIES - 2.81%	Shares Held	Value(000	's)	5.25%, 04/15/2023	630	642
				General Motors Co
Money Market Funds - 2.81%				0.00%, 12/01/2020(a),(b),(c)	25	—
BlackRock Liquidity Funds FedFund Portfolio	27,064,896	27,065		0.00%, 12/01/2020(a),(b),(c)	50	—
				0.00%, 07/15/2023(a),(b),(c)	1,000	—
TOTAL INVESTMENT COMPANIES		$27,065		0.00%, 09/01/2025(a),(b),(c)	700	—
PREFERRED STOCKS - 0.16%	Shares Held	Value(000	's)	0.00%, 05/01/2028(a),(b),(c)	150	—
Insurance - 0.16%				0.00%, 03/06/2032(a),(b),(c)	75	—
XLIT Ltd 4.00%(b),(d),(e)	1,935	$1,529
				0.00%, 07/15/2033(a),(b),(c)	100	—
				0.00%, 07/15/2033(a),(b),(c)	5,050	—
Packaging & Containers - 0.00%				0.00%, 03/15/2036(a),(b),(c)	725	—
Constar International %(a),(b),(c)	977	—
				Jaguar Land Rover Automotive PLC
				4.25%, 11/15/2019(f)	766	793
TOTAL PREFERRED STOCKS		$1,529		5.63%, 02/01/2023(f)	300	310
	Principal			JB Poindexter & Co Inc
BONDS- 89.00%	Amount (000's)	Value(000	's)	9.00%, 04/01/2022(f)	449	472
Advertising - 0.33%						$3,358
Acosta Inc				Automobile Parts & Equipment - 0.85%
7.75%, 10/01/2022(f)	$2,195	$1,882
				American Axle & Manufacturing Inc
Lamar Media Corp				6.63%, 10/15/2022	700	738
5.38%, 01/15/2024	56	59		Cooper-Standard Automotive Inc
5.75%, 02/01/2026	689	738		5.63%, 11/15/2026(f),(g)	309	311
Outfront Media Capital LLC / Outfront Media				Goodyear Tire & Rubber Co/The
Capital Corp				5.00%, 05/31/2026	900	908
5.63%, 02/15/2024	125	130		5.13%, 11/15/2023	580	599
5.88%, 03/15/2025	365	381		IHO Verwaltungs GmbH
		$3,190		4.13%, PIK 4.88%, 09/15/2021(f),(h)	640	656
Aerospace & Defense - 0.58%				4.50%, PIK 5.25%, 09/15/2023(f),(h)	650	658
Arconic Inc				4.75%, PIK 5.50%, 09/15/2026(f),(h)	235	234
5.13%, 10/01/2024	1,505	1,569		MPG Holdco I Inc
5.40%, 04/15/2021	415	442		7.38%, 10/15/2022	1,329	1,354
5.87%, 02/23/2022	208	222		Tenneco Inc
5.90%, 02/01/2027	129	136		5.38%, 12/15/2024	460	480
6.15%, 08/15/2020	40	44		ZF North America Capital Inc
6.75%, 01/15/2028	881	963		4.00%, 04/29/2020(f)	675	710
Orbital ATK Inc				4.50%, 04/29/2022(f)	670	709
5.25%, 10/01/2021	241	249		4.75%, 04/29/2025(f)	759	801
5.50%, 10/01/2023	170	177				$8,158
TransDigm Inc				Banks- 0.74%
6.00%, 07/15/2022	843	879		Bank of America Corp
(f)
6.38%, 06/15/2026	343	351		6.10%, 12/29/2049(d),(e)	935	977
6.50%, 07/15/2024	301	317		Barclays PLC
7.50%, 07/15/2021	215	227		8.25%, 12/29/2049(d),(e)	435	440
		$5,576		Citigroup Inc
Airlines - 0.34%				6.13%, 12/29/2049(d),(e)	25	26
American Airlines Group Inc				6.25%, 12/29/2049(d),(e)	535	576
5.50%, 10/01/2019(f)	725	749
				Credit Agricole SA
Continental Airlines 2005-ERJ1 Pass Through				8.13%, 12/29/2049(d),(e),(f)	440	473
Trust				Royal Bank of Scotland Group PLC
9.80%, 10/01/2022	311	343		6.00%, 12/19/2023	1,042	1,076
				6.13%, 12/15/2022	2,551	2,693

See accompanying notes.

Schedule of Investments
High Yield Fund I
October 31, 2016

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Banks (continued)			Chemicals (continued)
Royal Bank of Scotland Group			NOVA Chemicals Corp
PLC (continued)			5.00%, 05/01/2025(f)	$1,778	$1,785
8.00%, 12/29/2049(d),(e)	$469	$446	5.25%, 08/01/2023(f)	210	214
8.62%, 12/29/2049(d),(e)	200	199	PolyOne Corp
Societe Generale SA			5.25%, 03/15/2023	1,079	1,104
7.38%, 12/29/2049(d),(e),(f)	200	198	Unifrax I LLC / Unifrax Holding Co
		$7,104	7.50%, 02/15/2019(f)	725	698
Beverages - 0.46%			Valvoline Inc
Constellation Brands Inc			5.50%, 07/15/2024(f)	220	232
3.88%, 11/15/2019	375	392	Versum Materials Inc
4.25%, 05/01/2023	1,750	1,851	5.50%, 09/30/2024(f)	500	511
4.75%, 11/15/2024	1,075	1,177			$14,131
4.75%, 12/01/2025	177	194	Coal- 0.05%
6.00%, 05/01/2022	195	226	CONSOL Energy Inc
Cott Beverages Inc			5.88%, 04/15/2022	540	499
6.75%, 01/01/2020	621	645
		$4,485	Commercial Services - 3.27%
Biotechnology - 0.12%			ACE Cash Express Inc
Concordia International Corp			11.00%, 02/01/2019 (f)	1,106	625
7.00%, 04/15/2023(f)	1,615	929	ADT Corp/The
9.00%, 04/01/2022(f)	187	182	4.13%, 06/15/2023	1,717	1,679
		$1,111	4.88%, 07/15/2032(f)	980	833
Building Materials - 1.45%			Ahern Rentals Inc
Cemex Finance LLC			7.38%, 05/15/2023(f)	688	451
6.00%, 04/01/2024(f)	757	784	AMN Healthcare Inc
			5.13%, 10/01/2024(f)	273	277
Cemex SAB de CV
6.13%, 05/05/2025(f)	780	807	APX Group Inc
7.75%, 04/16/2026(f)	2,775	3,110	8.75%, 12/01/2020	685	663
Hardwoods Acquisition Inc			Cenveo Corp
7.50%, 08/01/2021(f)	778	564	8.50%, 09/15/2022(f)	420	294
Masonite International Corp			Garda World Security Corp
5.63%, 03/15/2023(f)	433	448	7.25%, 11/15/2021(f)	947	904
NCI Building Systems Inc			Hertz Corp/The
8.25%, 01/15/2023(f)	420	459	4.25%, 04/01/2018	1,265	1,297
NWH Escrow Corp			5.50%, 10/15/2024(f)	1,270	1,233
7.50%, 08/01/2021(f)	197	143	5.88%, 10/15/2020	115	118
Standard Industries Inc/NJ			IHS Markit Ltd
5.13%, 02/15/2021(f)	125	131	5.00%, 11/01/2022(f)	2,332	2,466
5.38%, 11/15/2024(f)	745	770	Jaguar Holding Co II / Pharmaceutical Product
5.50%, 02/15/2023(f)	285	296	Development LLC
6.00%, 10/15/2025(f)	592	632	6.38%, 08/01/2023(f)	1,235	1,241
Summit Materials LLC / Summit Materials			Live Nation Entertainment Inc
			4.88%, 11/01/2024(f)	450	449
Finance Corp
6.13%, 07/15/2023	1,350	1,384	Prime Security Services Borrower LLC /
US Concrete Inc			Prime Finance Inc
			9.25%, 05/15/2023(f)	2,112	2,244
6.38%, 06/01/2024	449	467
USG Corp			RR Donnelley & Sons Co
5.50%, 03/01/2025(f)	395	421	6.00%, 04/01/2024	845	807
6.30%, 11/15/2016	480	479	6.50%, 11/15/2023	720	700
9.50%, 01/15/2018(e)	2,875	3,098	7.00%, 02/15/2022	51	51
		$13,993	7.63%, 06/15/2020	2,965	3,202
Chemicals - 1.47%			7.88%, 03/15/2021	1,215	1,306
Axalta Coating Systems LLC			Service Corp International/US
4.88%, 08/15/2024(f)	285	289	4.50%, 11/15/2020	145	148
Blue Cube Spinco Inc			5.38%, 01/15/2022	565	586
9.75%, 10/15/2023	1,202	1,412	5.38%, 05/15/2024	1,845	1,937
10.00%, 10/15/2025	1,533	1,840	8.00%, 11/15/2021	370	439
CF Industries Inc			Syniverse Holdings Inc
4.95%, 06/01/2043	163	135	9.13%, 01/15/2019	1,860	1,488
5.15%, 03/15/2034	565	508	Team Health Inc
			7.25%, 12/15/2023(f)	2,120	2,399
5.38%, 03/15/2044	212	181
CVR Partners LP / CVR Nitrogen Finance			United Rentals North America Inc
Corp			5.50%, 07/15/2025	550	557
9.25%, 06/15/2023(f)	1,606	1,575	5.75%, 11/15/2024	435	451
GCP Applied Technologies Inc			5.88%, 09/15/2026	605	616
9.50%, 02/01/2023(f)	525	595	6.13%, 06/15/2023	2,000	2,090
Hexion Inc					$31,551
6.63%, 04/15/2020	2,141	1,873	Computers - 2.08%
Momentive Performance - Escrow			Diamond 1 Finance Corp / Diamond 2 Finance
0.00%, 10/15/2020(a),(b),(c)	1,325	—	Corp
			3.48%, 06/01/2019(f)	5	5
Momentive Performance Materials Inc
3.88%, 10/24/2021	1,325	1,179	4.42%, 06/15/2021(f)	277	290
			5.45%, 06/15/2023(f)	800	857

See accompanying notes.

Schedule of Investments
High Yield Fund I
October 31, 2016

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Computers (continued)			Diversified Financial Services (continued)
Diamond 1 Finance Corp / Diamond 2 Finance			Ally Financial Inc (continued)
Corp (continued)			8.00%, 03/15/2020	$2,505	$2,837
5.88%, 06/15/2021(f)	$1,555	$1,638	8.00%, 11/01/2031	725	866
6.02%, 06/15/2026(f)	5,085	5,543	CIT Group Inc
7.13%, 06/15/2024(f)	315	345	3.88%, 02/19/2019	1,460	1,482
8.10%, 07/15/2036(f)	112	134	4.25%, 08/15/2017	330	334
8.35%, 07/15/2046(f)	160	194	5.00%, 05/15/2017	3,395	3,437
Diebold Inc			5.00%, 08/15/2022	1,488	1,587
8.50%, 04/15/2024(f)	628	666	5.25%, 03/15/2018	1,930	1,999
EMC Corp			5.38%, 05/15/2020	1,582	1,691
1.88%, 06/01/2018	3,650	3,599	5.50%, 02/15/2019(f)	675	710
2.65%, 06/01/2020	242	235	6.63%, 04/01/2018(f)	3,654	3,837
Harland Clarke Holdings Corp			CNG Holdings Inc
6.88%, 03/01/2020(f)	380	364	9.38%, 05/15/2020(f)	920	603
Riverbed Technology Inc			E*TRADE Financial Corp
8.88%, 03/01/2023(f)	560	596	4.63%, 09/15/2023	382	396
Western Digital Corp			5.38%, 11/15/2022	465	497
7.38%, 04/01/2023(f)	297	325	ILFC E-Capital Trust I
10.50%, 04/01/2024 (f)	4,573	5,282	4.00%, 12/21/2065(e),(f)	1,943	1,550
		$20,073	ILFC E-Capital Trust II
Consumer Products - 0.26%			4.25%, 12/21/2065(e),(f)	915	746
Central Garden & Pet Co			International Lease Finance Corp
6.13%, 11/15/2023	25	27	8.63%, 01/15/2022	1,300	1,594
Prestige Brands Inc			8.88%, 09/01/2017	730	769
6.38%, 03/01/2024(f)	415	440	Nationstar Mortgage LLC / Nationstar Capital
Spectrum Brands Inc			Corp
5.75%, 07/15/2025	1,122	1,215	6.50%, 07/01/2021	497	493
6.13%, 12/15/2024	736	806	6.50%, 06/01/2022	142	138
6.63%, 11/15/2022	28	30	7.88%, 10/01/2020	515	525
		$2,518	9.63%, 05/01/2019	126	132
Cosmetics & Personal Care - 0.35%			Navient Corp
Edgewell Personal Care Co			4.88%, 06/17/2019	3,665	3,697
4.70%, 05/19/2021	580	609	5.50%, 01/15/2019	640	653
4.70%, 05/24/2022	2,080	2,180	NFP Corp
			9.00%, 07/15/2021(f)	420	428
Revlon Consumer Products Corp
5.75%, 02/15/2021(e)	325	329	Quicken Loans Inc
6.25%, 08/01/2024(f)	273	281	5.75%, 05/01/2025(f)	1,384	1,367
		$3,399	Speedy Cash Intermediate Holdings Corp
			10.75%, 05/15/2018 (f)	505	400
Distribution & Wholesale - 0.46%
Global Partners LP / GLP Finance Corp			Springleaf Finance Corp
6.25%, 07/15/2022	520	497	7.75%, 10/01/2021	73	76
H&E Equipment Services Inc			8.25%, 12/15/2020	347	376
7.00%, 09/01/2022	424	446			$54,402
HD Supply Inc			Electric - 3.20%
5.25%, 12/15/2021(f)	1,580	1,679	AES Corp/VA
5.75%, 04/15/2024(f)	1,320	1,385	4.88%, 05/15/2023	1,000	992
Univar USA Inc			5.50%, 04/15/2025	525	530
6.75%, 07/15/2023(f)	443	459	6.00%, 05/15/2026	328	338
		$4,466	Calpine Corp
			0.00%, 07/15/2013(a),(b),(c)	1,500	—
Diversified Financial Services - 5.64%			5.25%, 06/01/2026(f)	995	1,010
AerCap Ireland Capital Ltd / AerCap Global
Aviation Trust			5.38%, 01/15/2023	1,615	1,599
2.75%, 05/15/2017	2,420	2,423	5.50%, 02/01/2024	1,000	975
			6.00%, 01/15/2022(f)	2,100	2,195
4.50%, 05/15/2021	950	988
Aircastle Ltd			Dynegy Inc
4.63%, 12/15/2018	690	719	5.88%, 06/01/2023	1,207	1,081
5.00%, 04/01/2023	530	549	6.75%, 11/01/2019	575	582
5.13%, 03/15/2021	1,170	1,242	7.38%, 11/01/2022	900	868
5.50%, 02/15/2022	405	434	7.63%, 11/01/2024	370	354
			8.00%, 01/15/2025(f)	340	328
6.25%, 12/01/2019	1,532	1,668
Alliance Data Systems Corp			GenOn Energy Inc
5.88%, 11/01/2021(f)	210	212	9.88%, 10/15/2020	1,300	972
Ally Financial Inc			InterGen NV
			7.00%, 06/30/2023(f)	643	545
2.75%, 01/30/2017	700	700
3.25%, 09/29/2017	335	337	IPALCO Enterprises Inc
3.25%, 11/05/2018	140	140	5.00%, 05/01/2018	1,665	1,740
3.60%, 05/21/2018	1,385	1,397	NRG Energy Inc
4.13%, 03/30/2020	465	473	6.25%, 07/15/2022	1,765	1,770
4.63%, 05/19/2022	4,297	4,394	6.25%, 05/01/2024	1,000	970
4.63%, 03/30/2025	825	839	6.63%, 03/15/2023	1,500	1,497
			6.63%, 01/15/2027(f)	2,783	2,606
5.50%, 02/15/2017	1,935	1,952
			7.25%, 05/15/2026(f)	1,720	1,692
6.25%, 12/01/2017	2,620	2,715
			7.88%, 05/15/2021	280	293

See accompanying notes.

Schedule of Investments
High Yield Fund I
October 31, 2016

Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Electric (continued)			Entertainment (continued)
NRG Yield Operating LLC			Scientific Games International
5.00%, 09/15/2026(f)	$725	$703	Inc (continued)
Talen Energy Supply LLC			6.63%, 05/15/2021	$925	$761
4.60%, 12/15/2021	2,380	1,950	7.00%, 01/01/2022(f)	330	351
4.62%, 07/15/2019(e),(f)	3,591	3,411	10.00%, 12/01/2022	2,895	2,678
6.50%, 06/01/2025	1,427	1,192	Shingle Springs Tribal Gaming Authority
Terraform Global Operating LLC			9.75%, 09/01/2021(f)	562	613
9.75%, 08/15/2022(f)	682	709	Six Flags Entertainment Corp
		$30,902	4.88%, 07/31/2024(f)	460	461
Electrical Components & Equipment - 0.14%			5.25%, 01/15/2021(f)	1,180	1,215
Anixter Inc			WMG Acquisition Corp
5.50%, 03/01/2023	425	447	4.88%, 11/01/2024(f)	105	105
EnerSys			5.00%, 08/01/2023(f)	90	91
5.00%, 04/30/2023(f)	363	372	5.63%, 04/15/2022(f)	1,175	1,222
WESCO Distribution Inc			6.75%, 04/15/2022(f)	650	687
5.38%, 06/15/2024(f)	500	506			$24,587
		$1,325	Environmental Control - 0.10%
Electronics - 0.27%			Casella Waste Systems Inc
Flex Ltd			7.75%, 02/15/2019	979	1,000
4.63%, 02/15/2020	245	262
5.00%, 02/15/2023	2,180	2,366	Food- 2.73%
		$2,628	Albertsons Cos LLC / Safeway Inc / New
Energy - Alternate Sources - 0.04%			Albertson's Inc / Albertson's LLC
TerraForm Power Operating LLC			5.75%, 03/15/2025(f)	1,650	1,628
5.88%, 02/01/2023(f)	209	209	6.63%, 06/15/2024(f)	2,942	3,052
6.13%, 06/15/2025(f)	210	217	B&G Foods Inc
		$426	4.63%, 06/01/2021	250	257
Engineering & Construction - 0.73%			Bumble Bee Holdings Inc
			9.00%, 12/15/2017(f)	575	574
AECOM
5.75%, 10/15/2022	444	466	Darling Ingredients Inc
5.88%, 10/15/2024	3,660	3,866	5.38%, 01/15/2022	1,345	1,402
MasTec Inc			Dean Foods Co
			6.50%, 03/15/2023(f)	1,500	1,597
4.88%, 03/15/2023	1,197	1,166
SBA Communications Corp			FAGE International SA/ FAGE USA Dairy
4.88%, 07/15/2022	520	530	Industry Inc
4.88%, 09/01/2024(f)	73	73	5.63%, 08/15/2026(f)	200	207
Tutor Perini Corp			Ingles Markets Inc
7.63%, 11/01/2018	899	898	5.75%, 06/15/2023	445	461
		$6,999	JBS USA LUX SA / JBS USA Finance Inc
			5.75%, 06/15/2025(f)	621	609
Entertainment - 2.55%			5.88%, 07/15/2024(f)	1,421	1,428
AMC Entertainment Holdings Inc			7.25%, 06/01/2021(f)	1,227	1,258
5.88%, 11/15/2026(f),(g)	290	291
			7.25%, 06/01/2021(f)	1,517	1,555
AMC Entertainment Inc			8.25%, 02/01/2020(f)	993	1,020
5.75%, 06/15/2025	710	712
			Pilgrim's Pride Corp
5.88%, 02/15/2022	685	712	5.75%, 03/15/2025(f)	395	404
Cedar Fair LP / Canada's Wonderland Co /
			Post Holdings Inc
Magnum Management Corp			5.00%, 08/15/2026(f)	998	968
5.25%, 03/15/2021	1,325	1,374	6.00%, 12/15/2022(f)	1,890	1,994
Chukchansi Economic Development			6.75%, 12/01/2021(f)	1,339	1,433
Authority			7.75%, 03/15/2024(f)	882	975
9.75%, 05/30/2020(b),(f)	1,238	631
			8.00%, 07/15/2025(f)	83	95
Cinemark USA Inc
5.13%, 12/15/2022	500	514	Safeway Inc
EMI Music Publishing Group North America			5.00%, 08/15/2019	19	19
			Smithfield Foods Inc
Holdings Inc			5.88%, 08/01/2021(f)	1,426	1,487
7.63%, 06/15/2024(f)	395	427
GLP Capital LP / GLP Financing II Inc			6.63%, 08/15/2022	875	922
4.38%, 04/15/2021	35	37	SUPERVALU Inc
4.88%, 11/01/2020	2,275	2,426	6.75%, 06/01/2021	258	259
5.38%, 11/01/2023	1,725	1,850	7.75%, 11/15/2022	1,955	1,984
5.38%, 04/15/2026	420	446	TreeHouse Foods Inc
			4.88%, 03/15/2022	53	55
International Game Technology PLC			6.00%, 02/15/2024(f)	285	306
6.25%, 02/15/2022(f)	265	281
6.50%, 02/15/2025(f)	430	465	US Foods Inc
			5.88%, 06/15/2024(f)	340	354
Isle of Capri Casinos Inc
5.88%, 03/15/2021	1,330	1,383			$26,303
8.88%, 06/15/2020	915	969	Food Service - 0.19%
Regal Entertainment Group			Aramark Services Inc
			5.13%, 01/15/2024(f)	1,575	1,650
5.75%, 03/15/2022	1,885	1,950
5.75%, 06/15/2023	525	539	5.13%, 01/15/2024	135	141
Scientific Games International Inc					$1,791
6.25%, 09/01/2020	1,665	1,396

See accompanying notes.

Schedule of Investments
High Yield Fund I
October 31, 2016

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Forest Products & Paper - 0.10%			Healthcare - Services (continued)
Cascades Inc			Fresenius Medical Care US Finance II
5.75%, 07/15/2023(f)	$450	$455	Inc (continued)
Clearwater Paper Corp			5.63%, 07/31/2019(f)	$1,648	$1,784
4.50%, 02/01/2023	395	393	5.88%, 01/31/2022(f)	1,214	1,375
5.38%, 02/01/2025(f)	104	105	6.50%, 09/15/2018(f)	1,810	1,950
		$953	Fresenius Medical Care US Finance Inc
Gas- 0.10%			5.75%, 02/15/2021(f)	255	285
AmeriGas Partners LP / AmeriGas Finance			HCA Holdings Inc
Corp			6.25%, 02/15/2021	619	668
5.63%, 05/20/2024	218	229	HCA Inc
5.88%, 08/20/2026	218	229	3.75%, 03/15/2019	1,300	1,329
NGL Energy Partners LP / NGL Energy			4.25%, 10/15/2019	2,565	2,661
Finance Corp			4.50%, 02/15/2027	1,685	1,664
6.88%, 10/15/2021	516	508	4.75%, 05/01/2023	245	255
		$966	5.00%, 03/15/2024	2,109	2,197
Hand & Machine Tools - 0.08%			5.25%, 04/15/2025	1,511	1,583
Milacron LLC / Mcron Finance Corp			5.25%, 06/15/2026	2,130	2,226
7.75%, 02/15/2021(f)	790	808	5.38%, 02/01/2025	1,947	1,988
			5.88%, 03/15/2022	531	584
Healthcare - Products - 1.14%			5.88%, 05/01/2023	478	507
Alere Inc			5.88%, 02/15/2026	480	504
6.38%, 07/01/2023(f)	111	114	6.50%, 02/15/2020	2,167	2,400
6.50%, 06/15/2020	813	823	7.50%, 02/15/2022	825	939
ConvaTec Healthcare E SA			7.69%, 06/15/2025	1,130	1,266
10.50%, 12/15/2018 (f)	1,383	1,399	IASIS Healthcare LLC / IASIS Capital Corp
DJO Finco Inc / DJO Finance LLC / DJO			8.38%, 05/15/2019	5,242	4,993
Finance Corp			LifePoint Health Inc
8.13%, 06/15/2021(f)	3,510	3,220	5.38%, 05/01/2024(f)	75	75
Hill-Rom Holdings Inc			5.50%, 12/01/2021	448	464
5.75%, 09/01/2023(e),(f)	325	341	MPH Acquisition Holdings LLC
			7.13%, 06/01/2024(f)	2,144	2,294
Hologic Inc
5.25%, 07/15/2022(f)	1,135	1,201	Tenet Healthcare Corp
			4.35%, 06/15/2020(e)	300	302
Mallinckrodt International Finance SA
4.75%, 04/15/2023	143	125	4.38%, 10/01/2021	1,155	1,149
Mallinckrodt International Finance SA /			4.50%, 04/01/2021	750	750
Mallinckrodt CB LLC			4.75%, 06/01/2020	580	593
4.88%, 04/15/2020(f)	390	391	5.50%, 03/01/2019	270	264
5.50%, 04/15/2025(f)	985	911	6.00%, 10/01/2020	1,341	1,413
5.63%, 10/15/2023(f)	720	677	6.25%, 11/01/2018	1,417	1,499
5.75%, 08/01/2022(f)	853	808	6.75%, 06/15/2023	575	528
Teleflex Inc			6.88%, 11/15/2031	535	429
4.88%, 06/01/2026	363	372	8.00%, 08/01/2020	603	597
5.25%, 06/15/2024	592	613	8.13%, 04/01/2022	1,778	1,738
		$10,995	Universal Health Services Inc
			4.75%, 08/01/2022(f)	525	539
Healthcare - Services - 6.10%
			5.00%, 06/01/2026(f)	1,665	1,727
Acadia Healthcare Co Inc
5.63%, 02/15/2023	400	401			$58,785
6.13%, 03/15/2021	253	261	Home Builders - 1.32%
6.50%, 03/01/2024	205	209	CalAtlantic Group Inc
Amsurg Corp			5.25%, 06/01/2026	550	544
5.63%, 11/30/2020	364	373	5.38%, 10/01/2022	933	981
5.63%, 07/15/2022	825	841	5.88%, 11/15/2024	389	415
Centene Corp			8.38%, 01/15/2021	865	1,027
4.75%, 05/15/2022	90	91	Lennar Corp
4.75%, 01/15/2025(g)	610	607	4.50%, 11/15/2019	820	864
5.63%, 02/15/2021	540	566	4.75%, 12/15/2017	1,450	1,479
			4.75%, 11/15/2022(e)	1,810	1,882
6.13%, 02/15/2024	620	660
CHS/Community Health Systems Inc			4.88%, 12/15/2023	100	102
5.13%, 08/15/2018	111	110	M/I Homes Inc
5.13%, 08/01/2021	613	572	6.75%, 01/15/2021	530	558
6.88%, 02/01/2022	894	682	Mattamy Group Corp
7.13%, 07/15/2020	386	312	6.50%, 11/15/2020(f)	466	465
8.00%, 11/15/2019	683	601	Meritage Homes Corp
DaVita Inc			7.00%, 04/01/2022	140	156
5.00%, 05/01/2025	2,035	1,964	7.15%, 04/15/2020	315	350
5.13%, 07/15/2024	1,366	1,336	PulteGroup Inc
5.75%, 08/15/2022	1,349	1,383	4.25%, 03/01/2021	250	263
Envision Healthcare Corp			5.00%, 01/15/2027	292	290
5.13%, 07/01/2022(f)	414	414	5.50%, 03/01/2026	429	446
Fresenius Medical Care US Finance II Inc			Taylor Morrison Communities Inc / Monarch
4.13%, 10/15/2020(f)	538	559	Communities Inc
4.75%, 10/15/2024(f)	1,270	1,324	5.63%, 03/01/2024(f)	366	380
			5.88%, 04/15/2023(f)	442	466

See accompanying notes.

Schedule of Investments
High Yield Fund I
October 31, 2016

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Home Builders (continued)			Lodging (continued)
Toll Brothers Finance Corp			Boyd Gaming Corp (continued)
4.00%, 12/31/2018	$700	$723	6.88%, 05/15/2023	$411	$440
4.38%, 04/15/2023	375	381	Downstream Development Authority of the
4.88%, 11/15/2025	584	596	Quapaw Tribe of Oklahoma
5.63%, 01/15/2024	315	335	10.50%, 07/01/2019 (f)	400	404
		$12,703	Golden Nugget Inc
Home Furnishings - 0.09%			8.50%, 12/01/2021(f)	390	410
Tempur Sealy International Inc			Hilton Domestic Operating Co Inc
5.50%, 06/15/2026	440	453	4.25%, 09/01/2024(f)	510	511
5.63%, 10/15/2023	405	419	Hilton Worldwide Finance LLC / Hilton
		$872	Worldwide Finance Corp
Housewares - 0.09%			5.63%, 10/15/2021	805	829
Radio Systems Corp			MGM Resorts International
8.38%, 11/01/2019(f)	589	615	4.63%, 09/01/2026	529	509
Scotts Miracle-Gro Co/The			6.00%, 03/15/2023	685	742
6.00%, 10/15/2023(f)	267	283	7.75%, 03/15/2022	1,640	1,898
		$898	8.63%, 02/01/2019	850	954
Insurance - 0.22%			Seminole Hard Rock Entertainment Inc /
CNO Financial Group Inc			Seminole Hard Rock International LLC
			5.88%, 05/15/2021(f)	775	768
5.25%, 05/30/2025	642	648
Fidelity & Guaranty Life Holdings Inc			Station Casinos LLC
6.38%, 04/01/2021(b),(f)	425	424	7.50%, 03/01/2021	810	852
Liberty Mutual Group Inc			Wynn Las Vegas LLC / Wynn Las Vegas
7.80%, 03/07/2087(f)	626	736	Capital Corp
			5.50%, 03/01/2025(f)	975	977
Radian Group Inc
7.00%, 03/15/2021	280	314			$10,198
		$2,122	Machinery - Construction & Mining - 0.33%
Internet - 0.46%			BlueLine Rental Finance Corp
			7.00%, 02/01/2019(f)	730	637
Match Group Inc
6.38%, 06/01/2024	445	481	Cortes NP Acquisition Corp
			9.25%, 10/15/2024(f)	870	909
Netflix Inc
4.38%, 11/15/2026(f)	1,135	1,117	Oshkosh Corp
5.50%, 02/15/2022	1,250	1,353	5.38%, 03/01/2022	75	79
5.75%, 03/01/2024	125	136	Terex Corp
5.88%, 02/15/2025	425	471	6.00%, 05/15/2021	530	539
Zayo Group LLC / Zayo Capital Inc			6.50%, 04/01/2020	970	989
6.00%, 04/01/2023	695	731			$3,153
6.38%, 05/15/2025	160	168	Machinery - Diversified - 0.50%
		$4,457	ATS Automation Tooling Systems Inc
			6.50%, 06/15/2023(f)	526	544
Iron & Steel - 1.27%
AK Steel Corp			Briggs & Stratton Corp
7.50%, 07/15/2023	625	673	6.88%, 12/15/2020	475	526
ArcelorMittal			Case New Holland Industrial Inc
6.13%, 06/01/2025	527	577	7.88%, 12/01/2017	1,193	1,263
7.25%, 02/25/2022(e)	2,443	2,773	CNH Industrial Capital LLC
8.00%, 10/15/2039(e)	5,000	5,375	4.88%, 04/01/2021	585	607
Commercial Metals Co			CNH Industrial NV
4.88%, 05/15/2023	701	694	4.50%, 08/15/2023	680	683
Signode Industrial Group Lux SA/Signode			Manitowoc Foodservice Inc
Industrial Group US Inc			9.50%, 02/15/2024	645	741
6.38%, 05/01/2022(f)	600	606	Zebra Technologies Corp
Steel Dynamics Inc			7.25%, 10/15/2022	470	507
5.13%, 10/01/2021	300	313			$4,871
5.25%, 04/15/2023	200	207	Media- 10.25%
5.50%, 10/01/2024	430	454	Altice Financing SA
			6.63%, 02/15/2023(f)	665	685
6.38%, 08/15/2022	320	333
			7.50%, 05/15/2026(f)	975	1,004
United States Steel Corp
8.38%, 07/01/2021(f)	209	222	Altice Luxembourg SA
			7.63%, 02/15/2025(f)	1,394	1,450
		$12,227
			7.75%, 05/15/2022(f)	2,724	2,845
Leisure Products & Services - 0.23%
NCL Corp Ltd			Altice US Finance I Corp
4.63%, 11/15/2020(f)	570	577	5.38%, 07/15/2023(f)	900	921
5.25%, 11/15/2019(f)	440	447	5.50%, 05/15/2026(f)	2,103	2,145
Royal Caribbean Cruises Ltd			AMC Networks Inc
5.25%, 11/15/2022	700	766	4.75%, 12/15/2022	250	255
Sabre GLBL Inc			5.00%, 04/01/2024	785	795
5.25%, 11/15/2023(f)	86	88	Cablevision Systems Corp
5.38%, 04/15/2023(f)	289	296	8.00%, 04/15/2020	1,210	1,283
		$2,174	8.63%, 09/15/2017	97	101
			CCO Holdings LLC / CCO Holdings Capital
Lodging - 1.06%
			Corp
Boyd Gaming Corp			5.13%, 05/01/2023(f)	1,480	1,528
6.38%, 04/01/2026(f)	845	904

See accompanying notes.

Schedule of Investments
High Yield Fund I
October 31, 2016

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Media (continued)			Media (continued)
CCO Holdings LLC / CCO Holdings Capital			Sirius XM Radio Inc (continued)
Corp (continued)			5.38%, 07/15/2026(f)	$2,902	$2,948
5.25%, 03/15/2021	$655	$681	5.75%, 08/01/2021(f)	150	156
5.25%, 09/30/2022	845	880	6.00%, 07/15/2024(f)	625	664
5.38%, 05/01/2025(f)	710	729	TEGNA Inc
5.50%, 05/01/2026(f)	825	845	5.13%, 10/15/2019	1,570	1,615
5.75%, 09/01/2023	56	59	5.13%, 07/15/2020	930	967
5.75%, 02/15/2026(f)	2,002	2,086	5.50%, 09/15/2024(f)	665	682
5.88%, 04/01/2024(f)	3,057	3,233	6.38%, 10/15/2023	615	650
5.88%, 05/01/2027(f)	2,910	3,048	7.13%, 09/01/2018	382	382
6.63%, 01/31/2022	595	620	Unitymedia GmbH
Cequel Communications Holdings I LLC /			6.13%, 01/15/2025(f)	400	417
Cequel Capital Corp			Unitymedia Hessen GmbH & Co KG /
5.13%, 12/15/2021(f)	1,125	1,108	Unitymedia NRW GmbH
6.38%, 09/15/2020(f)	1,502	1,547	5.00%, 01/15/2025(f)	300	304
7.75%, 07/15/2025(f)	240	257	5.50%, 01/15/2023(f)	600	622
Clear Channel Worldwide Holdings Inc			Univision Communications Inc
6.50%, 11/15/2022	363	370	5.13%, 05/15/2023(f)	2,680	2,720
6.50%, 11/15/2022	777	781	5.13%, 02/15/2025(f)	200	200
7.63%, 03/15/2020	150	142	6.75%, 09/15/2022(f)	1,092	1,151
7.63%, 03/15/2020	2,901	2,807	8.50%, 05/15/2021(f)	265	273
CSC Holdings LLC			UPCB Finance IV Ltd
5.50%, 04/15/2027(f)	2,641	2,679	5.38%, 01/15/2025(f)	1,045	1,060
6.75%, 11/15/2021	435	458	Videotron Ltd
7.63%, 07/15/2018	805	863	5.38%, 06/15/2024(f)	767	802
8.63%, 02/15/2019	388	431	Virgin Media Finance PLC
10.88%, 10/15/2025 (f)	2,580	2,967	5.75%, 01/15/2025(f)	226	224
DISH DBS Corp			6.38%, 04/15/2023(f)	820	836
5.88%, 07/15/2022	145	150	Virgin Media Secured Finance PLC
5.88%, 11/15/2024	2,325	2,341	5.38%, 04/15/2021(f)	1,044	1,078
6.75%, 06/01/2021	5,045	5,420	5.50%, 08/15/2026(f)	1,960	1,977
7.75%, 07/01/2026	987	1,084	WideOpenWest Finance LLC /
7.88%, 09/01/2019	110	123	WideOpenWest Capital Corp
Gray Television Inc			10.25%, 07/15/2019 (b)	940	987
5.13%, 10/15/2024(f)	1,320	1,280	Ziggo Secured Finance BV
5.88%, 07/15/2026(f)	580	577	5.50%, 01/15/2027(f)	2,980	2,942
iHeartCommunications Inc					$98,827
6.88%, 06/15/2018	503	390	Metal Fabrication & Hardware - 0.32%
7.25%, 10/15/2027	690	414	Novelis Corp
9.00%, 12/15/2019	1,077	818	5.88%, 09/30/2026(f)	1,790	1,813
11.25%, 03/01/2021	3,224	2,442	6.25%, 08/15/2024(f)	1,205	1,253
Liberty Interactive LLC					$3,066
8.50%, 07/15/2029	695	771	Mining - 1.97%
LIN Television Corp			Alcoa Nederland Holding BV
5.88%, 11/15/2022	169	177	6.75%, 09/30/2024(f)	443	459
Nexstar Broadcasting Inc			Aleris International Inc
6.13%, 02/15/2022(f)	445	456	9.50%, 04/01/2021(f)	415	446
Nexstar Escrow Corp			Anglo American Capital PLC
5.63%, 08/01/2024(f)	435	432	4.13%, 04/15/2021(f)	675	682
Nielsen Finance LLC / Nielsen Finance Co			4.13%, 09/27/2022(f)	200	198
4.50%, 10/01/2020	1,450	1,479	4.45%, 09/27/2020(f)	692	706
5.00%, 04/15/2022(f)	3,872	3,950	4.88%, 05/14/2025(f)	1,000	1,018
Quebecor Media Inc			Coeur Mining Inc
5.75%, 01/15/2023	180	188	7.88%, 02/01/2021	618	633
Quebecor World PLC			First Quantum Minerals Ltd
0.00%, 01/15/2025(a),(b),(c)	480	—	7.00%, 02/15/2021(f)	2,125	2,017
0.00%, 11/15/2025(a),(b),(c)	1,075	—
			Freeport-McMoRan Inc
0.00%, 08/01/2027(a),(b),(c)	830	—	3.10%, 03/15/2020	505	486
RCN Telecom Services LLC / RCN Capital			3.55%, 03/01/2022	315	290
Corp			3.88%, 03/15/2023	2,105	1,900
8.50%, 08/15/2020(f)	425	453	4.00%, 11/14/2021	1,039	981
SFR Group SA			4.55%, 11/14/2024	280	257
6.00%, 05/15/2022(f)	4,022	4,124
			5.40%, 11/14/2034	1,718	1,479
6.25%, 05/15/2024(f)	1,282	1,281	5.45%, 03/15/2043	1,322	1,097
7.38%, 05/01/2026(f)	3,606	3,642
			Hecla Mining Co
Sinclair Television Group Inc			6.88%, 05/01/2021	673	686
5.13%, 02/15/2027(f)	320	306	HudBay Minerals Inc
5.63%, 08/01/2024(f)	768	778
			9.50%, 10/01/2020	273	280
6.13%, 10/01/2022	530	560	Kaiser Aluminum Corp
Sirius XM Radio Inc			5.88%, 05/15/2024	234	247
4.25%, 05/15/2020(f)	305	312
			Lundin Mining Corp
4.63%, 05/15/2023(f)	930	936	7.50%, 11/01/2020(f)	490	521
5.38%, 04/15/2025(f)	670	683	7.88%, 11/01/2022(f)	350	378

See accompanying notes.

Schedule of Investments
High Yield Fund I
October 31, 2016

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Mining (continued)			Oil & Gas (continued)
New Gold Inc			Hilcorp Energy I LP / Hilcorp Finance Co
6.25%, 11/15/2022(f)	$224	$226	5.00%, 12/01/2024(f)	$561	$547
7.00%, 04/15/2020(f)	435	448	5.75%, 10/01/2025(f)	551	552
Teck Resources Ltd			7.63%, 04/15/2021(f)	478	490
3.00%, 03/01/2019	290	286	MEG Energy Corp
4.75%, 01/15/2022	922	917	6.38%, 01/30/2023(f)	106	87
5.40%, 02/01/2043	315	284	6.50%, 03/15/2021(f)	577	498
6.00%, 08/15/2040	585	565	7.00%, 03/31/2024(f)	360	295
6.13%, 10/01/2035	295	294	Newfield Exploration Co
6.25%, 07/15/2041	830	822	5.38%, 01/01/2026	1,485	1,526
8.00%, 06/01/2021(f)	80	87	5.63%, 07/01/2024	776	807
8.50%, 06/01/2024(f)	303	351	5.75%, 01/30/2022	154	161
		$19,041	Oasis Petroleum Inc
Miscellaneous Manufacturers - 0.08%			6.50%, 11/01/2021	187	186
Bombardier Inc			6.88%, 03/15/2022	1,132	1,121
4.75%, 04/15/2019(f)	428	426	Parker Drilling Co
5.50%, 09/15/2018(f)	322	332	7.50%, 08/01/2020	259	213
		$758	PBF Holding Co LLC / PBF Finance Corp
			7.00%, 11/15/2023(f)	367	339
Office & Business Equipment - 0.09%
CDW LLC / CDW Finance Corp			Precision Drilling Corp
5.00%, 09/01/2023	603	619	5.25%, 11/15/2024	1,533	1,351
5.50%, 12/01/2024	240	252	6.50%, 12/15/2021	1,025	990
		$871	6.63%, 11/15/2020	515	501
Oil & Gas - 6.14%			QEP Resources Inc
Antero Resources Corp			5.25%, 05/01/2023	521	512
5.13%, 12/01/2022	3,013	3,036	5.38%, 10/01/2022	550	544
5.38%, 11/01/2021	616	625	6.88%, 03/01/2021	840	884
6.00%, 12/01/2020	403	415	Range Resources Corp
California Resources Corp			4.88%, 05/15/2025	707	676
			5.00%, 08/15/2022(f)	1,740	1,696
5.50%, 09/15/2021	11	6
			5.00%, 03/15/2023(f)	2,838	2,746
6.00%, 11/15/2024	6	3
8.00%, 12/15/2022(f)	706	477	Rice Energy Inc
Callon Petroleum Co			7.25%, 05/01/2023	405	429
6.13%, 10/01/2024(f)	241	248	Sanchez Energy Corp
Cenovus Energy Inc			6.13%, 01/15/2023	495	423
4.45%, 09/15/2042	147	129	Shelf Drilling Holdings Ltd
			8.63%, 11/01/2018(f)	250	200
6.75%, 11/15/2039	255	285
Chesapeake Energy Corp			SM Energy Co
4.88%, 04/15/2022	665	565	5.00%, 01/15/2024	1,400	1,302
5.38%, 06/15/2021	1,650	1,435	5.63%, 06/01/2025	409	390
5.75%, 03/15/2023	917	793	6.13%, 11/15/2022	395	397
6.13%, 02/15/2021	1,743	1,595	6.50%, 11/15/2021	839	852
8.00%, 12/15/2022(f)	755	766	6.50%, 01/01/2023	640	637
Citgo Holding Inc			Stone Energy Corp
10.75%, 02/15/2020 (f)	482	492	7.50%, 11/15/2022	455	276
CITGO Petroleum Corp			Sunoco LP / Sunoco Finance Corp
6.25%, 08/15/2022(f)	537	549	6.25%, 04/15/2021	633	649
Concho Resources Inc			6.38%, 04/01/2023	545	557
5.50%, 04/01/2023	810	829	Tesoro Corp
Continental Resources Inc/OK			5.13%, 04/01/2024	328	338
3.80%, 06/01/2024	971	894	Transocean Inc
			5.55%, 10/15/2022(e)	205	175
4.50%, 04/15/2023	922	879
4.90%, 06/01/2044	395	336	6.80%, 03/15/2038	547	360
			9.00%, 07/15/2023(f)	1,610	1,573
5.00%, 09/15/2022	1,169	1,146
7.13%, 04/01/2021	98	102	Ultra Petroleum Corp
			0.00%, 12/15/2018(a),(f)	263	226
Encana Corp
			0.00%, 10/01/2024(a),(f)	646	549
3.90%, 11/15/2021	37	37
6.50%, 08/15/2034	1,520	1,640	Unit Corp
			6.63%, 05/15/2021(b)	1,193	1,098
6.50%, 02/01/2038	605	647
6.63%, 08/15/2037	945	1,027	W&T Offshore Inc
Ensco PLC			8.50%, 06/15/2019	424	174
4.50%, 10/01/2024	91	73	Western Refining Logistics LP / WNRL
4.70%, 03/15/2021	182	168	Finance Corp
EP Energy LLC / Everest Acquisition Finance			7.50%, 02/15/2023	225	235
Inc			Whiting Petroleum Corp
6.38%, 06/15/2023	3,056	2,078	5.00%, 03/15/2019	2,023	1,921
7.75%, 09/01/2022	1,047	712	5.75%, 03/15/2021	1,121	1,040
9.38%, 05/01/2020	3,846	3,020	6.25%, 04/01/2023	1,642	1,514
Extraction Oil & Gas Holdings LLC /			WPX Energy Inc
Extraction Finance Corp			5.25%, 09/15/2024	343	326
7.88%, 07/15/2021(f)	715	756	6.00%, 01/15/2022	1,046	1,043
					$59,169

See accompanying notes.

Schedule of Investments
High Yield Fund I
October 31, 2016

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Oil & Gas Services - 0.25%			Pharmaceuticals (continued)
Archrock Partners LP / Archrock Partners			Valeant Pharmaceuticals
Finance Corp			International (continued)
6.00%, 10/01/2022	$370	$349	7.00%, 10/01/2020(f)	$495	$443
Sea Trucks Group Ltd			7.25%, 07/15/2022(f)	330	287
0.00%, 03/26/2018(a),(f)	683	218	Valeant Pharmaceuticals International Inc
Trinidad Drilling Ltd			5.38%, 03/15/2020(f)	1,070	926
7.88%, 01/15/2019(f)	435	426	5.50%, 03/01/2023(f)	5,810	4,561
Weatherford International LLC			5.63%, 12/01/2021(f)	359	294
6.80%, 06/15/2037	58	46	5.88%, 05/15/2023(f)	5,999	4,724
Weatherford International Ltd			6.13%, 04/15/2025(f)	2,070	1,635
4.50%, 04/15/2022	204	184	7.50%, 07/15/2021(f)	473	421
5.95%, 04/15/2042	73	55			$20,632
6.50%, 08/01/2036	426	337	Pipelines - 5.81%
6.75%, 09/15/2040	90	71	Antero Midstream Partners LP / Antero
7.00%, 03/15/2038	601	496	Midstream Finance Corp
7.75%, 06/15/2021	122	123	5.38%, 09/15/2024(f)	1,570	1,582
8.25%, 06/15/2023	120	124	Blue Racer Midstream LLC / Blue Racer
		$2,429	Finance Corp
Packaging & Containers - 1.64%			6.13%, 11/15/2022(f)	230	225
Ardagh Packaging Finance PLC / Ardagh			Boardwalk Pipelines LP
Holdings USA Inc			4.95%, 12/15/2024	400	416
7.00%, 11/15/2020(f)	137	141	5.95%, 06/01/2026	256	284
Ball Corp			Cheniere Corpus Christi Holdings LLC
4.38%, 12/15/2020	920	980	7.00%, 06/30/2024(f)	480	509
5.00%, 03/15/2022	1,945	2,091	Crestwood Midstream Partners LP /
5.25%, 07/01/2025	488	519	Crestwood Midstream Finance Corp
Berry Plastics Corp			6.00%, 12/15/2020	920	936
5.13%, 07/15/2023	1,650	1,679	6.13%, 03/01/2022	750	767
6.00%, 10/15/2022	120	127	6.25%, 04/01/2023	1,580	1,600
BWAY Holding Co			DCP Midstream LLC
9.13%, 08/15/2021(f)	1,115	1,165	4.75%, 09/30/2021(f)	375	383
Constar International			5.35%, 03/15/2020(f)	365	376
0.00%, PIK 0.00%, 12/31/2017(a),(b),(c),(e),(h)	516	54	5.85%, 05/21/2043(e),(f)	290	246
Crown Americas LLC / Crown Americas			6.45%, 11/03/2036(f)	220	229
Capital Corp V			6.75%, 09/15/2037(f)	195	204
4.25%, 09/30/2026(f)	395	388	8.13%, 08/16/2030	330	375
Graphic Packaging International Inc			DCP Midstream Operating LP
4.75%, 04/15/2021	150	159	2.50%, 12/01/2017	615	610
4.88%, 11/15/2022	300	314	3.88%, 03/15/2023	340	331
Owens-Brockway Glass Container Inc			4.95%, 04/01/2022	154	158
5.38%, 01/15/2025(f)	400	412	5.60%, 04/01/2044	820	769
5.88%, 08/15/2023(f)	373	398	Energy Transfer Equity LP
6.38%, 08/15/2025(f)	83	91	5.50%, 06/01/2027	650	634
Reynolds Group Issuer Inc / Reynolds Group			5.88%, 01/15/2024	3,085	3,136
Issuer LLC / Reynolds Group Issuer			7.50%, 10/15/2020	1,240	1,352
(Luxembourg) S.A.			EnLink Midstream Partners LP
5.13%, 07/15/2023(f)	2,315	2,377	4.15%, 06/01/2025	310	302
5.75%, 10/15/2020	1,145	1,175	4.85%, 07/15/2026	164	167
6.88%, 02/15/2021(e)	980	1,014	Genesis Energy LP / Genesis Energy Finance
8.25%, 02/15/2021	760	794	Corp
9.88%, 08/15/2019	243	249	5.63%, 06/15/2024	660	653
Sealed Air Corp			5.75%, 02/15/2021	30	30
5.13%, 12/01/2024(f)	350	370	6.75%, 08/01/2022	220	226
5.50%, 09/15/2025(f)	1,070	1,141	Holly Energy Partners LP / Holly Energy
6.50%, 12/01/2020(f)	150	171	Finance Corp
		$15,809	6.00%, 08/01/2024(f)	683	710
Pharmaceuticals - 2.14%			Martin Midstream Partners LP / Martin
Endo Finance LLC			Midstream Finance Corp
5.75%, 01/15/2022(f)	166	149	7.25%, 02/15/2021	240	230
Endo Finance LLC / Endo Finco Inc			MPLX LP
5.38%, 01/15/2023(e),(f)	3,210	2,729	4.50%, 07/15/2023	1,124	1,157
7.25%, 01/15/2022(e),(f)	161	153	4.88%, 12/01/2024	1,925	2,013
Endo Ltd / Endo Finance LLC / Endo Finco			NGPL PipeCo LLC
Inc			7.12%, 12/15/2017(f)	600	627
6.00%, 07/15/2023(f)	2,115	1,840	9.63%, 06/01/2019(f)	200	210
6.50%, 02/01/2025(e),(f)	1,160	977	NuStar Logistics LP
Grifols Worldwide Operations Ltd			4.80%, 09/01/2020	259	262
5.25%, 04/01/2022	200	209	6.75%, 02/01/2021	93	101
NBTY Inc			ONEOK Inc
7.63%, 05/15/2021(f)	860	841	4.25%, 02/01/2022	33	33
Valeant Pharmaceuticals International			6.00%, 06/15/2035	160	159
6.38%, 10/15/2020(f)	175	151	7.50%, 09/01/2023	81	93
6.75%, 08/15/2021(f)	338	292

See accompanying notes.

Schedule of Investments
High Yield Fund I
October 31, 2016

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Pipelines (continued)			REITS (continued)
PBF Logistics LP / PBF Logistics Finance			Iron Mountain Inc (continued)
Corp			6.00%, 10/01/2020(f)	$608	$644
6.88%, 05/15/2023	$232	$225	6.00%, 08/15/2023	1,305	1,386
Regency Energy Partners LP / Regency			Iron Mountain US Holdings Inc
Energy Finance Corp			5.38%, 06/01/2026(f)	430	434
5.50%, 04/15/2023	1,270	1,308	MGM Growth Properties Operating
Rockies Express Pipeline LLC			Partnership LP / MGP Finance Co-Issuer Inc
5.63%, 04/15/2020(f)	1,615	1,694	5.63%, 05/01/2024(f)	685	729
6.88%, 04/15/2040(f)	1,090	1,136	MPT Operating Partnership LP / MPT Finance
7.50%, 07/15/2038(f)	645	693	Corp
Rose Rock Midstream LP / Rose Rock			5.25%, 08/01/2026	1,030	1,051
Finance Corp			5.50%, 05/01/2024	2,085	2,147
5.63%, 07/15/2022	247	236	6.38%, 03/01/2024	835	900
5.63%, 11/15/2023	1,445	1,388	Omega Healthcare Investors Inc
Sabine Pass Liquefaction LLC			5.88%, 03/15/2024	2,365	2,458
5.00%, 03/15/2027(f)	675	687	Sabra Health Care LP / Sabra Capital Corp
5.63%, 02/01/2021(e)	885	931	5.50%, 02/01/2021	1,300	1,355
5.63%, 04/15/2023	1,450	1,540			$18,707
5.63%, 03/01/2025	5,262	5,568	Retail - 2.94%
5.75%, 05/15/2024	2,640	2,792	1011778 BC ULC / New Red Finance Inc
5.88%, 06/30/2026(f)	1,485	1,600	4.63%, 01/15/2022(f)	770	795
6.25%, 03/15/2022	730	799	6.00%, 04/01/2022(f)	890	930
Summit Midstream Holdings LLC / Summit			AmeriGas Finance LLC / AmeriGas Finance
Midstream Finance Corp			Corp
5.50%, 08/15/2022	484	469	7.00%, 05/20/2022	500	526
Tallgrass Energy Partners LP / Tallgrass			Caleres Inc
Energy Finance Corp			6.25%, 08/15/2023	310	326
5.50%, 09/15/2024(f)	460	458	Claire's Stores Inc
Targa Resources Partners LP / Targa			6.13%, 03/15/2020(f)	728	357
Resources Partners Finance Corp			9.00%, 03/15/2019(f)	1,527	764
4.25%, 11/15/2023	945	888	Dollar Tree Inc
5.13%, 02/01/2025(f)	685	683	5.75%, 03/01/2023	1,755	1,869
5.25%, 05/01/2023	770	764	Ferrellgas LP / Ferrellgas Finance Corp
5.38%, 02/01/2027(f)	800	800	6.50%, 05/01/2021	415	391
6.38%, 08/01/2022	600	618	6.75%, 01/15/2022	1,480	1,387
6.75%, 03/15/2024	670	717	6.75%, 06/15/2023(e)	786	733
Tesoro Logistics LP / Tesoro Logistics			Group 1 Automotive Inc
Finance Corp			5.25%, 12/15/2023(f)	280	279
6.13%, 10/15/2021	450	471	Guitar Center Inc
6.25%, 10/15/2022	1,118	1,185	6.50%, 04/15/2019(f)	611	548
6.38%, 05/01/2024	615	662	JC Penney Corp Inc
Western Gas Partners LP			5.88%, 07/01/2023(f)	110	113
4.65%, 07/01/2026	400	419	8.13%, 10/01/2019	241	262
5.38%, 06/01/2021	270	294	Jo-Ann Stores LLC
Williams Cos Inc/The			8.13%, 03/15/2019(f)	57	57
3.70%, 01/15/2023	475	460	KFC Holding Co/Pizza Hut Holdings
5.75%, 06/24/2044	3,225	3,296	LLC/Taco Bell of America LLC
7.50%, 01/15/2031	420	482	5.00%, 06/01/2024(f)	445	463
7.75%, 06/15/2031	245	282	5.25%, 06/01/2026(f)	1,365	1,423
Williams Partners LP / ACMP Finance Corp			L Brands Inc
6.13%, 07/15/2022	410	426	5.63%, 10/15/2023	1,985	2,184
		$56,066	6.75%, 07/01/2036	450	478
Private Equity - 0.25%			6.88%, 11/01/2035	361	383
Icahn Enterprises LP / Icahn Enterprises			Landry's Inc
Finance Corp			6.75%, 10/15/2024(f)	294	300
3.50%, 03/15/2017	1,000	1,000	Neiman Marcus Group LTD LLC
4.88%, 03/15/2019	740	737	8.00%, 10/15/2021(f)	1,045	862
5.88%, 02/01/2022	669	636	New Albertsons Inc
		$2,373	6.63%, 06/01/2028	325	293
REITS- 1.94%			7.75%, 06/15/2026	310	308
Communications Sales & Leasing Inc / CSL			8.00%, 05/01/2031	422	410
Capital LLC			8.70%, 05/01/2030	95	96
6.00%, 04/15/2023(f)	427	443	Party City Holdings Inc
8.25%, 10/15/2023	1,110	1,171	6.13%, 08/15/2023(f)	50	53
Equinix Inc			Penske Automotive Group Inc
5.38%, 01/01/2022	404	428	5.38%, 12/01/2024	250	251
5.38%, 04/01/2023	200	209	5.50%, 05/15/2026	511	507
5.75%, 01/01/2025	515	545	PetSmart Inc
5.88%, 01/15/2026	1,033	1,105	7.13%, 03/15/2023(f)	2,560	2,678
ESH Hospitality Inc			QVC Inc
5.25%, 05/01/2025(f)	1,954	1,934	5.13%, 07/02/2022	730	765
Iron Mountain Inc			5.45%, 08/15/2034	1,895	1,752
5.75%, 08/15/2024	1,725	1,768

See accompanying notes.

Schedule of Investments
High Yield Fund I
October 31, 2016

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Retail (continued)			Software (continued)
Rite Aid Corp			Open Text Corp (continued)
6.38%, 04/01/2023(f)	$1,877	$1,980	5.88%, 06/01/2026(f)	$1,564	$1,666
6.75%, 06/15/2021	750	788	Quintiles IMS Inc
9.25%, 03/15/2020	680	716	4.88%, 05/15/2023(f)	485	500
Sally Holdings LLC / Sally Capital Inc			5.00%, 10/15/2026(f)	1,505	1,555
5.50%, 11/01/2023	50	53	Solera LLC / Solera Finance Inc
5.63%, 12/01/2025	550	587	10.50%, 03/01/2024 (f)	420	469
Serta Simmons Bedding LLC			SS&C Technologies Holdings Inc
8.13%, 10/01/2020(f)	800	831	5.88%, 07/15/2023	300	314
Suburban Propane Partners LP/Suburban					$24,430
Energy Finance Corp			Telecommunications - 9.21%
5.50%, 06/01/2024	42	43	Alcatel-Lucent USA Inc
7.38%, 08/01/2021	617	642	6.45%, 03/15/2029	842	928
Tops Holding LLC / Tops Markets II Corp			Avaya Inc
8.00%, 06/15/2022(f)	241	212	7.00%, 04/01/2019(f)	1,344	1,092
		$28,395	10.50%, 03/01/2021 (f)	471	155
Semiconductors - 1.25%			CenturyLink Inc
Advanced Micro Devices Inc			6.45%, 06/15/2021	1,570	1,676
7.00%, 07/01/2024	529	524	6.75%, 12/01/2023	610	627
Amkor Technology Inc			7.60%, 09/15/2039	295	263
6.38%, 10/01/2022	1,375	1,418	Cincinnati Bell Inc
Micron Technology Inc			7.00%, 07/15/2024(f)	424	444
5.25%, 08/01/2023(f)	724	710	Citizens Communications Co
5.25%, 01/15/2024(f)	472	460	7.13%, 03/15/2019	135	144
5.50%, 02/01/2025	947	928	CommScope Inc
5.63%, 01/15/2026(f)	770	747	5.50%, 06/15/2024(f)	762	798
7.50%, 09/15/2023(f)	627	692	CommScope Technologies Finance LLC
Microsemi Corp			6.00%, 06/15/2025(f)	1,310	1,375
9.13%, 04/15/2023(f)	396	456	Consolidated Communications Inc
NXP BV / NXP Funding LLC			6.50%, 10/01/2022	470	463
4.13%, 06/15/2020(f)	392	414	Embarq Corp
4.13%, 06/01/2021(f)	1,435	1,531	8.00%, 06/01/2036	7,799	7,916
4.63%, 06/15/2022(f)	812	885	Frontier Communications Corp
5.75%, 02/15/2021(f)	297	309	6.25%, 09/15/2021	950	902
5.75%, 03/15/2023(f)	232	247	7.13%, 01/15/2023	490	441
Qorvo Inc			7.63%, 04/15/2024	725	645
6.75%, 12/01/2023	494	541	8.50%, 04/15/2020	1,586	1,693
Sensata Technologies BV			8.75%, 04/15/2022	404	399
5.00%, 10/01/2025(f)	496	508	8.88%, 09/15/2020	167	177
5.63%, 11/01/2024(f)	696	738	9.00%, 08/15/2031	3,148	2,739
Sensata Technologies UK Financing Co plc			9.25%, 07/01/2021	1,022	1,078
6.25%, 02/15/2026(f)	853	924	11.00%, 09/15/2025	3,202	3,278
		$12,032	10.50%, 09/15/2022	843	877
Software - 2.53%			Goodman Networks Inc
Camelot Finance SA			12.13%, 07/01/2018 (b)	735	314
7.88%, 10/15/2024(f)	905	925	Hughes Satellite Systems Corp
Change Healthcare Holdings Inc			5.25%, 08/01/2026(f)	960	946
6.00%, 02/15/2021(f)	845	887	6.50%, 06/15/2019	663	723
First Data Corp			6.63%, 08/01/2026(f)	315	312
5.00%, 01/15/2024(f)	1,735	1,761	Intelsat Jackson Holdings SA
5.38%, 08/15/2023(f)	330	342	5.50%, 08/01/2023	744	493
5.75%, 01/15/2024(f)	1,576	1,600	7.25%, 04/01/2019	371	299
6.75%, 11/01/2020(f)	394	408	7.25%, 10/15/2020	600	455
7.00%, 12/01/2023(f)	3,094	3,241	8.00%, 02/15/2024(f)	710	714
Inception Merger Sub Inc / Rackspace Hosting			Intelsat Luxembourg SA
Inc			7.75%, 06/01/2021	2,927	951
8.63%, 11/15/2024(f),(g)	1,300	1,300	8.13%, 06/01/2023	1,085	358
Infor Software Parent LLC / Infor Software			Level 3 Financing Inc
Parent Inc			5.13%, 05/01/2023	1,282	1,294
7.13%, PIK 7.88%, 05/01/2021(f),(h)	1,989	2,014	5.25%, 03/15/2026(f)	590	599
Infor US Inc			5.38%, 08/15/2022	1,480	1,520
5.75%, 08/15/2020(f)	116	121	5.38%, 01/15/2024	1,220	1,244
6.50%, 05/15/2022	687	710	5.38%, 05/01/2025	1,353	1,374
Informatica LLC			Nokia OYJ
7.13%, 07/15/2023(f)	232	216	6.63%, 05/15/2039	216	233
MSCI Inc			Plantronics Inc
5.25%, 11/15/2024(f)	1,355	1,423	5.50%, 05/31/2023(f)	295	300
5.75%, 08/15/2025(f)	1,275	1,356	Qwest Capital Funding Inc
Nuance Communications Inc			6.88%, 07/15/2028	159	150
5.38%, 08/15/2020(f)	1,195	1,228	7.75%, 02/15/2031	780	745
6.00%, 07/01/2024(f)	1,850	1,943	Qwest Corp
Open Text Corp			6.88%, 09/15/2033	1,780	1,762
5.63%, 01/15/2023(f)	435	451	7.25%, 09/15/2025	210	229

See accompanying notes.

Schedule of Investments
High Yield Fund I
October 31, 2016

	Principal		SENIOR FLOATING RATE INTERESTS -	Principal
BONDS (continued)	Amount (000's) Value (000's)		6.87%	Amount (000's)	Value(000	's)
Telecommunications (continued)			Advertising - 0.19%
SoftBank Group Corp			Advantage Sales & Marketing Inc, Term
4.50%, 04/15/2020(f)	$988	$1,015	Loan
Sprint Capital Corp			7.50%, 07/21/2022(e)	$1,950	$1,839
6.88%, 11/15/2028	167	154	Vertis Inc, Term Loan EXIT
8.75%, 03/15/2032	268	272	0.00%, 12/31/2016(a),(b),(c),(e)	1,359	—
Sprint Communications Inc					$1,839
6.00%, 11/15/2022	3,898	3,633	Aerospace & Defense - 0.13%
7.00%, 03/01/2020(f)	1,334	1,451	TransDigm Inc, Term Loan F
7.00%, 08/15/2020	1,245	1,295	0.00%, 06/09/2023(e),(i)	1,240	1,235
8.38%, 08/15/2017	471	490
9.00%, 11/15/2018(f)	1,271	1,398	Airlines - 0.04%
11.50%, 11/15/2021	374	438	American Airlines Inc, Term Loan B
Sprint Corp			3.25%, 06/27/2020(e)	425	425
7.13%, 06/15/2024	6,851	6,440
7.25%, 09/15/2021	2,582	2,643	Automobile Manufacturers - 0.08%
7.63%, 02/15/2025	597	578	FCA US LLC, Term Loan B
7.88%, 09/15/2023	4,590	4,544	3.25%, 12/31/2018(e)	339	339
Sprint Spectrum Co LLC / Sprint Spectrum Co			3.50%, 05/24/2017(e)	427	427
II LLC / Sprint Spectrum Co III LLC					$766
3.36%, 03/20/2023(f)	589	590
			Biotechnology - 0.06%
Telecom Italia Capital SA			Concordia International Corp, Term Loan B
6.00%, 09/30/2034	1,400	1,393	5.25%, 10/20/2021(e)	616	551
T-Mobile USA Inc
6.00%, 03/01/2023	2,752	2,896	Coal- 0.23%
6.00%, 04/15/2024	718	764	Gulf Finance LLC, Term Loan
6.13%, 01/15/2022	2,085	2,199	6.25%, 08/17/2023(e)	2,315	2,260
6.25%, 04/01/2021	675	703
6.38%, 03/01/2025	442	474	Commercial Services - 0.13%
6.50%, 01/15/2024	212	227	Pharmaceutical Product Development LLC,
6.50%, 01/15/2026	460	504	Term Loan B
6.54%, 04/28/2020	1,160	1,198	4.25%, 08/05/2022(e)	541	540
6.63%, 11/15/2020	275	283	Syniverse Holdings Inc, Term Loan B
6.63%, 04/28/2021	1,501	1,574	4.00%, 04/23/2019(e)	205	188
6.63%, 04/01/2023	521	554	4.00%, 04/23/2019(e)	313	288
6.73%, 04/28/2022	1,703	1,780	4.00%, 04/23/2019(e)	300	276
6.84%, 04/28/2023	481	514			$1,292
West Corp			Computers - 0.09%
4.75%, 07/15/2021(f)	417	430
			Presidio Inc, Term Loan B

5.38%, 07/15/2022(f)	730	703	5.25%, 02/02/2022(e)	904	904
Wind Acquisition Finance SA
4.75%, 07/15/2020(f)	2,405	2,417
			Cosmetics & Personal Care - 0.04%
7.38%, 04/23/2021(f)	1,155	1,187
			Revlon Consumer Products Corp, Term Loan
Windstream Services LLC			B
7.50%, 06/01/2022	788	745	4.25%, 07/21/2023(e)	77	77
7.50%, 04/01/2023	247	232	4.25%, 09/07/2023(e)	39	38
		$88,843	4.25%, 09/07/2023(e)	39	39
Transportation - 0.17%			4.25%, 09/07/2023(e)	39	39
Bluewater Holding BV			4.25%, 09/07/2023(e)	39	39
10.00%, 12/10/2019 (f)	1,300	663	4.25%, 09/07/2023(e)	39	39
Ultrapetrol Bahamas Ltd			4.25%, 09/07/2023(e)	39	39
0.00%, 06/15/2021(a),(b)	1,514	288	4.25%, 09/07/2023(e)	39	39
XPO Logistics Inc					$349
6.13%, 09/01/2023(f)	225	231
6.50%, 06/15/2022(f)	465	484	Electric - 0.54%
			Calpine Corp, Term Loan B5
		$1,666	3.59%, 05/20/2022(e)	1,339	1,341
TOTAL BONDS		$858,242	Calpine Corp, Term Loan B6
	Principal		4.00%, 01/15/2023(e)	690	693
CONVERTIBLE BONDS - 0.03%	Amount (000's) Value (000's)		Dynegy Inc, Term Loan B2
Electric - 0.02%			4.00%, 04/16/2020(e)	840	840
NRG Yield Inc			Dynegy Inc, Term Loan C
3.25%, 06/01/2020(f)	250	240	5.00%, 06/22/2023(e)	895	897
			TEX Operations Co LLC, Term Loan B-
Retail - 0.01%			EXIT
Nebraska Book Holdings Inc			5.00%, 07/27/2023(e)	1,126	1,136
2.00%, PIK 2.00%, 04/01/2026(b),(c),(f),(h)	397	62	TEX Operations Co LLC, Term Loan C-
			EXIT
TOTAL CONVERTIBLE BONDS		$302	5.00%, 07/26/2023(e)	257	259
					$5,166
			Entertainment - 0.43%
			Cowlitz Tribal Gaming Authority, Term Loan
			B
			11.50%, 10/02/2020 (b),(e)	1,335	1,415

See accompanying notes.

Schedule of Investments
High Yield Fund I
October 31, 2016

SENIOR FLOATING RATE INTERESTS	Principal		SENIOR FLOATING RATE INTERESTS	Principal
(continued)	Amount (000's) Value (000's)		(continued)	Amount (000's) Value (000's)
Entertainment (continued)			Machinery - Construction & Mining - 0.04%
Delta 2 Lux Sarl, Term Loan B			Cortes NP Acquisition Corp, Term Loan B
7.75%, 07/29/2022(e)	$600	$604	0.00%, 09/29/2023(e),(i)	$413	$410
Delta 2 Lux Sarl, Term Loan B3
4.75%, 07/30/2021(e)	575	576	Media- 0.94%
Eldorado Resorts Inc, Term Loan B			Charter Communications Operating LLC,
4.25%, 07/15/2022(e)	789	791	Term Loan I
Graton Economic Development Authority,			3.50%, 01/24/2023(e)	2,473	2,487
Term Loan B			Gray Television Inc, Term Loan B
4.75%, 08/06/2022(e)	357	359	3.94%, 06/13/2021(e)	135	136
Scientific Games International Inc, Term Loan			iHeartCommunications Inc, Term Loan D-
B1			EXT
6.00%, 05/22/2020(e)	440	442	7.28%, 01/23/2019(e)	2,022	1,528
		$4,187	Sinclair Television Group Inc, Term Loan B1
Food- 0.35%			3.50%, 07/30/2021(e)	361	363
Albertsons LLC, Term Loan B5			Tribune Media Co, Term Loan B
4.75%, 12/21/2022(e)	1,368	1,382	3.75%, 12/27/2020(e)	508	510
B&G Foods Inc, Term Loan B			Univision Communications Inc, Term Loan
3.84%, 11/02/2022(e)	196	198	C3
Dole Food Co Inc, Term Loan B			4.00%, 03/01/2020(e)	1,610	1,611
4.50%, 12/01/2018(e)	125	125	4.00%, 03/01/2020(e)	371	371
4.50%, 12/01/2018(e)	27	27	Univision Communications Inc, Term Loan
4.50%, 12/01/2018(e)	42	42	C4
4.50%, 12/01/2018(e)	125	125	4.00%, 03/01/2020(e)	586	587
4.50%, 12/01/2018(e)	83	83	Virgin Media Investment Holdings Ltd, Term
4.55%, 12/01/2018(e)	125	125	Loan F
4.76%, 10/25/2018(e)	125	125	3.50%, 06/30/2023(e)	450	452
6.00%, 11/01/2018(e)	1	—	WideOpenWest Finance LLC, Term Loan
Pinnacle Foods Finance LLC, Term Loan I			4.50%, 08/18/2023(e),(i)	1,015	1,012
3.28%, 01/13/2023(e)	263	265			$9,057
SUPERVALU Inc, Term Loan			Mining - 0.17%
5.50%, 03/21/2019(e)	318	319	FMG Resources August 2006 Pty Ltd, Term
5.50%, 03/21/2019(e)	90	90	Loan B
Viskase Cos Inc, Term Loan B			3.75%, 06/30/2019(e)	1,318	1,317
4.25%, 01/30/2021(e)	211	198	3.75%, 06/30/2019(e)	342	341
4.48%, 01/30/2021(e)	248	233			$1,658
		$3,337	Oil & Gas - 0.48%
Food Service - 0.15%			Alon USA Partners LP, Term Loan B
Aramark Services Inc, Term Loan F			9.25%, 11/13/2018(e)	139	139
3.34%, 02/21/2021(e)	1,476	1,483	California Resources Corp, Term Loan
			11.37%, 12/31/2021 (e)	694	745
Healthcare - Services - 0.26%			Chesapeake Energy Corp, Term Loan
inVentiv Health Inc, Term Loan B4			8.50%, 08/17/2021(e)	994	1,062
8.75%, 05/15/2018(e)	867	866	EP Energy LLC, Term Loan 1.5
MPH Acquisition Holdings LLC, Term Loan			9.75%, 06/30/2021(e)	1,125	1,150
B			Fieldwood Energy LLC, Term Loan
5.00%, 05/25/2023(e)	1,033	1,044	8.38%, 09/30/2020(e)	420	247
5.00%, 05/25/2023(e)	602	609	MEG Energy Corp, Term Loan B
		$2,519	3.75%, 03/31/2020(e)	471	443
Holding Companies - Diversified - 0.01%			Sabine Oil & Gas Corp, Term Loan B
MGOC Inc, Term Loan B			0.00%, 01/18/2018(a),(e)	432	12
4.00%, 07/31/2020(e)	127	127	Shelf Drilling Midco Ltd, PIK Term Loan B
			10.00%, 10/08/2018 (e)	460	315
Internet - 0.15%			Western Refining Inc, Term Loan B2
Go Daddy Operating Co LLC, Term Loan B			5.50%, 05/26/2023(e)	549	548
4.25%, 05/05/2021(e)	249	250			$4,661
Match Group Inc, Term Loan B1			Packaging & Containers - 0.23%
5.50%, 10/27/2022(e)	615	619	Berry Plastics Group Inc, Term Loan G
Zayo Group LLC, Term Loan B			3.50%, 01/06/2021(e)	135	135
3.75%, 05/06/2021(e)	557	560	Berry Plastics Group Inc, Term Loan H
		$1,429	3.75%, 10/01/2022(e)	79	80
Lodging - 0.15%			3.75%, 10/01/2022(e)	71	71
Boyd Gaming Corp, Term Loan B2			Reynolds Group Holdings Inc, Term Loan
3.59%, 08/16/2023(e)	260	262	4.25%, 01/20/2023(e)	1,950	1,954
Hilton Worldwide Finance LLC, Term Loan					$2,240
B2			REITS- 0.14%
3.03%, 10/26/2023(e)	341	343	ESH Hospitality Inc, Term Loan B
Intrawest Operations Group LLC, Term Loan			3.75%, 08/17/2023(e)	810	814
4.50%, 12/09/2020(e)	129	130	MGM Growth Properties Operating
Jack Ohio Finance LLC, Term Loan B			Partnership LP, Term Loan B
5.00%, 03/27/2019(e)	675	674	4.00%, 04/07/2023(e)	517	518
		$1,409			$1,332

See accompanying notes.

Schedule of Investments
High Yield Fund I
October 31, 2016

SENIOR FLOATING RATE INTERESTS	Principal
(continued)	Amount (000's)	Value(000	's)
				(a) Non-Income Producing Security
Retail - 0.56%
				(b)	Security is Illiquid. At the end of the period, the value of these securities
J Crew Group Inc, Term Loan B
4.00%, 02/26/2021(e)	$713	$542		totaled $6,918 or 0.72% of net assets.
4.00%, 02/26/2021(e)	283	216		(c)	Fair value of these investments is determined in good faith by the Manager
4.00%, 02/26/2021(e)	355	270		under procedures established and periodically reviewed by the Board of
				Directors. At the end of the period, the fair value of these securities totaled
JC Penney Corp Inc, Term Loan B
5.25%, 06/09/2023(e)	492	495		$295 or 0.03% of net assets.
				(d)	Perpetual security. Perpetual securities pay an indefinite stream of
Landry's Inc, Term Loan
4.00%, 09/21/2023(e)	272	273		interest, but they may be called by the issuer at an earlier date.
				(e) Variable Rate. Rate shown is in effect at October 31, 2016.
PetSmart Inc, Term Loan B
4.01%, 03/11/2022(e)	643	645		(f)	Security exempt from registration under Rule 144A of the Securities Act of
				1933. These securities may be resold in transactions exempt from
Rite Aid Corp, Term Loan 2
4.88%, 06/11/2021(e)	1,000	1,003		registration, normally to qualified institutional buyers. At the end of the
				period, the value of these securities totaled $349,203 or 36.21% of net
Sears Roebuck Acceptance Corp, Term Loan
				assets.
B
5.50%, 06/30/2018(e)	1,140	1,115		(g) Security purchased on a when-issued basis.
				(h)	Payment in kind; the issuer has the option of paying additional securities
Serta Simmons Bedding LLC, Term Loan B
4.25%, 10/01/2019(e)	353	352		in lieu of cash.
4.25%, 10/01/2019(e)	290	289		(i)	This Senior Floating Rate Note will settle after October 31, 2016, at which
4.25%, 10/01/2019(e)	148	148		time the interest rate will be determined.
		$5,348
Semiconductors - 0.33%
Avago Technologies Cayman Finance Ltd,				Portfolio Summary (unaudited)
Term Loan B3				Sector	Percent
3.53%, 02/01/2023(e)	1,875	1,893		Communications	21.81%
3.53%, 02/01/2023(e)	621	627		Consumer, Non-cyclical	17.41%
Microsemi Corp, Term Loan B				Energy	13.02%
3.75%, 12/17/2022(e)	273	275		Consumer, Cyclical	12.07%
NXP BV, Term Loan B				Financial	9.09%
3.41%, 12/07/2020(e)	109	110		Technology	7.01%
ON Semiconductor Corp, Term Loan B				Industrial	6.84%
3.78%, 03/31/2023(e)	262	263		Basic Materials	4.98%
		$3,168		Utilities	4.13%
Software - 0.64%				Investment Companies	2.81%
Evergreen Skills Lux Sarl, Term Loan				Diversified	0.01%
3.75%, 04/08/2021(e)	59	59		Other Assets and Liabilities	0.82%
3.75%, 04/08/2021(e)	356	355		TOTAL NET ASSETS	100.00%
3.75%, 05/01/2021(e)	36	35
First Data Corp, Term Loan B
4.27%, 06/24/2022(e)	3,565	3,590
4.27%, 07/08/2022(e)	574	578
Inception Merger Sub Inc / Rackspace Hosting
Inc, Term Loan B
0.00%, 10/26/2023(e),(i)	1,045	1,050
Seahawk Holding Cayman Ltd, Term Loan
0.00%, 09/27/2022(e),(i)	280	280
SolarWinds Holdings Inc, Term Loan B
5.50%, 02/03/2023(e)	249	251
		$6,198
Telecommunications - 0.26%
Avaya Inc, Term Loan B3
0.00%, 10/26/2017(e),(i)	150	130
Avaya Inc, Term Loan B6
0.00%, 03/31/2018(e),(i)	320	272
Cincinnati Bell Inc, Term Loan B
4.00%, 08/09/2020(e)	82	82
4.00%, 08/09/2020(e)	75	75
4.00%, 08/20/2020(e)	82	83
CommScope Inc, Term Loan B
3.75%, 12/29/2022(e)	342	343
Level 3 Financing Inc, Term Loan BI
3.93%, 01/15/2020(e)	688	691
UPC Financing Partnership, Term Loan AN
4.08%, 07/29/2024(e)	833	837
		$2,513
Transportation - 0.05%
XPO Logistics Inc, Term Loan B2
4.25%, 10/30/2021(e)	451	453

TOTAL SENIOR FLOATING RATE INTERESTS		$66,316
Total Investments		$956,415
Other Assets and Liabilities - 0.82%		$7,934
TOTAL NET ASSETS - 100.00%		$964,349

See accompanying notes.

Schedule of Investments
Income Fund
October 31, 2016

COMMON STOCKS - 0.10%	Shares Held	Value(000	's)		Principal
Computers - 0.00%				BONDS (continued)	Amount (000's) Value (000's)
GCB S3 Inc (a),(b),(c)	9,825,000	$—		Banks (continued)
				Goldman Sachs Group Inc/The	(continued)
Diversified Financial Services - 0.00%				5.25%, 07/27/2021	$13,000	$14,611
Adelphia Recovery Trust (a),(b),(c)	658,740	2		ING Bank NV
				3.75%, 03/07/2017(e)	5,000	5,042
Oil & Gas - 0.10%				JPMorgan Chase & Co
W&T Offshore Inc (a)	2,148,775	3,116		3.25%, 09/23/2022	5,000	5,198
				3.63%, 05/13/2024	15,000	15,769
Transportation - 0.00%				3.90%, 07/15/2025	5,000	5,312
Trailer Bridge Inc (a),(c)	7,120	—		7.90%, 04/29/2049(d),(f)	7,000	7,215
				JPMorgan Chase Bank NA
TOTAL COMMON STOCKS		$3,118		1.26%, 06/14/2017(d)	5,000	5,005
INVESTMENT COMPANIES - 4.00%	Shares Held	Value(000	's)	Morgan Stanley
Money Market Funds - 4.00%				2.65%, 01/27/2020	5,000	5,088
Goldman Sachs Financial Square Funds -	131,840,828	131,841		3.95%, 04/23/2027	10,000	10,288
Government Fund				4.00%, 07/23/2025	5,000	5,328
				4.88%, 11/01/2022	2,000	2,197
TOTAL INVESTMENT COMPANIES		$131,841		5.50%, 07/28/2021	5,000	5,676
	Principal			PNC Bank NA
BONDS- 62.66%	Amount (000's)	Value(000	's)	2.95%, 01/30/2023	5,000	5,089
				2.95%, 02/23/2025	10,000	10,204
Airlines - 0.29%
				PNC Financial Services Group Inc/The
United Airlines 2013-1 Class A Pass Through				6.75%, 07/29/2049(d),(f)	18,000	19,980
Trust
				SunTrust Bank/Atlanta GA
4.30%, 02/15/2027	$8,688	$9,426
				2.75%, 05/01/2023	15,000	15,058
				3.30%, 05/15/2026	5,000	5,039
Apparel - 0.43%
				US Bancorp
Under Armour Inc
				1.65%, 05/15/2017	9,000	9,020
3.25%, 06/15/2026	14,250	14,050
				2.95%, 07/15/2022	5,000	5,184
Automobile Floor Plan Asset				3.00%, 03/15/2022	2,000	2,098
Backed Securities - 2.45%
				3.60%, 09/11/2024	9,500	10,075
Ally Master Owner Trust
1.00%, 01/15/2019(d)	5,000	5,002		4.13%, 05/24/2021	3,000	3,302
				US Bank NA/Cincinnati OH
BMW Floorplan Master Owner Trust
1.03%, 07/15/2020(d),(e)	13,500	13,524		2.80%, 01/27/2025	5,000	5,099
				Wells Fargo & Co
Ford Credit Floorplan Master Owner Trust A				7.98%, 12/31/2049(d),(f)	15,000	15,637
0.93%, 02/15/2019(d)	6,000	6,003
1.43%, 02/15/2021(d)	15,000	15,163				$292,095
Mercedes-Benz Master Owner Trust				Beverages - 1.76%
0.91%, 04/15/2020(d),(e)	15,000	14,985		Anheuser-Busch InBev Finance Inc
Nissan Master Owner Trust Receivables				3.65%, 02/01/2026	7,500	7,892
0.93%, 01/15/2020(d)	15,000	15,015		4.70%, 02/01/2036	11,500	12,748
Volkswagen Credit Auto Master Trust				Anheuser-Busch InBev Worldwide Inc
0.88%, 07/22/2019(d),(e)	11,000	10,979		2.50%, 07/15/2022	9,000	9,100
		$80,671		7.75%, 01/15/2019	10,000	11,305
				Innovation Ventures LLC / Innovation
Automobile Manufacturers - 1.21%
				Ventures Finance Corp
American Honda Finance Corp				9.50%, 08/15/2019(e)	16,264	17,072
1.60%, 02/16/2018(e)	10,000	10,046
2.30%, 09/09/2026	4,750	4,664				$58,117
3.80%, 09/20/2021(e)	10,000	10,820		Biotechnology - 1.59%
Ford Motor Credit Co LLC				Amgen Inc
4.39%, 01/08/2026	9,500	10,003		3.63%, 05/15/2022	4,500	4,792
General Motors Co				3.88%, 11/15/2021	13,000	13,980
4.88%, 10/02/2023	4,000	4,307		Gilead Sciences Inc
		$39,840		3.50%, 02/01/2025	4,750	4,939
				3.65%, 03/01/2026	18,000	18,868
Banks- 8.86%
				4.40%, 12/01/2021	9,000	9,967
Bank of America Corp
3.88%, 08/01/2025	7,000	7,367				$52,546
5.42%, 03/15/2017	5,000	5,075		Chemicals - 1.57%
6.50%, 07/15/2018	2,000	2,158		Airgas Inc
6.75%, 06/01/2028	2,000	2,500		1.65%, 02/15/2018	13,500	13,565
8.00%, 07/29/2049(d),(f)	4,000	4,075		2.38%, 02/15/2020	7,000	7,113
8.13%, 12/29/2049(d),(f)	10,000	10,287		3.65%, 07/15/2024	6,750	7,252
Bank of New York Mellon Corp/The				Westlake Chemical Corp
				3.60%, 08/15/2026(e)	11,500	11,497
2.20%, 08/16/2023	9,500	9,362		4.63%, 02/15/2021(e)	9,250	9,666
2.60%, 08/17/2020	9,500	9,749		4.88%, 05/15/2023(e)	2,500	2,600
2.80%, 05/04/2026	4,500	4,540
3.00%, 10/30/2028	7,000	6,984				$51,693
Citigroup Inc				Commercial Services - 0.67%
3.88%, 03/26/2025	20,000	20,455		ERAC USA Finance LLC
				3.30%, 10/15/2022(e)	2,000	2,080
4.45%, 09/29/2027	8,000	8,429
				4.50%, 08/16/2021(e)	6,000	6,587
4.50%, 01/14/2022	4,000	4,391
				6.38%, 10/15/2017(e)	4,000	4,182
Goldman Sachs Group Inc/The
3.63%, 01/22/2023	4,000	4,209

See accompanying notes.

Schedule of Investments
Income Fund
October 31, 2016

		Principal			Principal
BONDS (continued)		Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Commercial Services (continued)				Electronics - 0.61%
ERAC USA Finance LLC	(continued)			Corning Inc
7.00%, 10/15/2037(e)		$7,000	$9,294	2.90%, 05/15/2022	$5,000	$5,163
			$22,143	4.25%, 08/15/2020	10,000	10,732
Computers - 0.71%				4.75%, 03/15/2042	4,000	4,118
Apple Inc						$20,013
2.40%, 05/03/2023		13,000	13,060	Entertainment - 0.04%
3.25%, 02/23/2026		10,000	10,431	Greektown Holdings LLC/Greektown
			$23,491	Mothership Corp
Credit Card Asset Backed Securities - 0.55%				8.88%, 03/15/2019(e)	1,250	1,322
Cabela's Credit Card Master Note Trust
0.88%, 03/16/2020(d)		10,253	10,253	Environmental Control - 1.75%
1.20%, 07/17/2023(d)		8,000	7,998	Advanced Disposal Services Inc
			$18,251	5.63%, 11/15/2024(e),(g)	3,750	3,769
Diversified Financial Services - 1.16%				8.25%, 10/01/2020	21,000	21,945
GE Capital International Funding Co				Republic Services Inc
Unlimited Co				3.20%, 03/15/2025	10,000	10,283
2.34%, 11/15/2020		1,659	1,692	3.55%, 06/01/2022	6,000	6,425
International Lease Finance Corp				3.80%, 05/15/2018	2,000	2,072
8.63%, 01/15/2022		3,000	3,679	5.00%, 03/01/2020	12,000	13,215
8.75%, 03/15/2017(d)		8,500	8,711			$57,709
Jefferies Finance LLC / JFIN Co-Issuer Corp				Food- 0.63%
7.38%, 04/01/2020(e)		3,750	3,722	Kraft Heinz Foods Co
Jefferies Group LLC				3.50%, 07/15/2022	5,000	5,269
5.13%, 04/13/2018		5,000	5,207	3.95%, 07/15/2025	14,500	15,502
5.13%, 01/20/2023		1,500	1,591			$20,771
6.25%, 01/15/2036		9,000	9,189	Gas- 0.24%
8.50%, 07/15/2019		4,000	4,582	NiSource Finance Corp
			$38,373	3.85%, 02/15/2023	2,000	2,118
Electric - 6.76%				6.13%, 03/01/2022	5,000	5,914
Black Hills Corp						$8,032
3.15%, 01/15/2027		7,500	7,510	Healthcare - Services - 2.37%
Entergy Louisiana LLC				HCA Inc
3.25%, 04/01/2028		8,000	8,285	5.88%, 05/01/2023	4,500	4,774
Entergy Texas Inc				7.50%, 02/15/2022	3,000	3,414
2.55%, 06/01/2021		14,500	14,801	7.50%, 11/06/2033	1,700	1,836
Exelon Generation Co LLC				HealthSouth Corp
6.20%, 10/01/2017		14,000	14,595	5.75%, 11/01/2024	7,000	7,219
6.25%, 10/01/2039		3,000	3,253	5.75%, 09/15/2025	1,000	1,035
GenOn Americas Generation LLC				Roche Holdings Inc
8.50%, 10/01/2021		12,500	10,781	1.18%, 09/30/2019(d),(e)	31,000	31,045
GenOn Energy Inc				Surgery Center Holdings Inc
9.88%, 10/15/2020		8,550	6,391	8.88%, 04/15/2021(e)	27,000	28,755
LG&E & KU Energy LLC						$78,078
3.75%, 11/15/2020		5,000	5,303	Housewares - 0.34%
4.38%, 10/01/2021		5,000	5,466	Newell Brands Inc
Louisville Gas & Electric Co				3.85%, 04/01/2023	6,000	6,367
3.30%, 10/01/2025		3,000	3,169	4.20%, 04/01/2026	4,500	4,863
Metropolitan Edison Co						$11,230
3.50%, 03/15/2023(e)		9,000	9,233
				Insurance - 2.75%
Oncor Electric Delivery Co LLC				Berkshire Hathaway Finance Corp
2.95%, 04/01/2025		4,000	4,112	1.17%, 01/12/2018(d)	14,500	14,543
7.00%, 09/01/2022		17,000	21,420	Berkshire Hathaway Inc
PacifiCorp				3.00%, 02/11/2023	5,000	5,233
5.25%, 06/15/2035		5,000	5,954	3.75%, 08/15/2021	5,000	5,448
6.25%, 10/15/2037		2,000	2,695	Fidelity National Financial Inc
Solar Star Funding LLC				5.50%, 09/01/2022	5,000	5,415
3.95%, 06/30/2035(e)		6,964	6,742
				6.60%, 05/15/2017	12,000	12,294
5.38%, 06/30/2035(e)		15,490	16,844
				First American Financial Corp
Southwestern Electric Power Co				4.30%, 02/01/2023	20,000	20,180
2.75%, 10/01/2026		10,000	9,831	4.60%, 11/15/2024	5,000	5,106
3.55%, 02/15/2022		12,000	12,703	Prudential Financial Inc
Talen Energy Supply LLC				4.50%, 11/16/2021	2,000	2,223
4.60%, 12/15/2021		11,000	9,013	5.38%, 06/21/2020	2,000	2,227
6.50%, 05/01/2018		3,000	3,112	7.38%, 06/15/2019	4,000	4,574
TransAlta Corp				8.88%, 06/15/2068(d)	12,000	13,260
4.50%, 11/15/2022		18,000	17,611			$90,503
6.90%, 05/15/2018(d)		4,000	4,204
				Internet - 0.06%
Tucson Electric Power Co				VeriSign Inc
3.05%, 03/15/2025		2,000	1,988	5.25%, 04/01/2025	1,750	1,846
3.85%, 03/15/2023		14,000	14,514
5.15%, 11/15/2021		3,000	3,326
			$222,856

See accompanying notes.

Schedule of Investments
Income Fund
October 31, 2016

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Iron & Steel - 0.89%			Oil & Gas (continued)
Allegheny Technologies Inc			Whiting Petroleum Corp
5.95%, 01/15/2021	$17,000	$15,725	5.75%, 03/15/2021	$18,000	$16,695
7.88%, 08/15/2023(d)	14,250	13,609			$153,561
		$29,334	Oil & Gas Services - 2.07%
Leisure Products & Services - 0.16%			Archrock Partners LP / Archrock Partners
Royal Caribbean Cruises Ltd			Finance Corp
7.25%, 03/15/2018	5,000	5,350	6.00%, 04/01/2021	24,000	22,860
			Schlumberger Holdings Corp
Lodging - 0.13%			3.63%, 12/21/2022(e)	6,500	6,948
Boyd Gaming Corp			4.00%, 12/21/2025(e)	9,500	10,203
6.88%, 05/15/2023	4,000	4,280	Weatherford International Ltd
			4.50%, 04/15/2022	16,500	14,850
Media- 2.12%			5.13%, 09/15/2020	14,000	13,300
21st Century Fox America Inc					$68,161
4.50%, 02/15/2021	5,000	5,514	Other Asset Backed Securities - 0.79%
6.40%, 12/15/2035	8,000	10,037	Drug Royalty II LP 2
Comcast Corp			3.48%, 07/15/2023(d),(e)	10,694	10,650
2.85%, 01/15/2023	10,000	10,346	Drug Royalty III LP 1
3.13%, 07/15/2022	2,000	2,103	3.98%, 04/15/2027(d),(e)	6,524	6,489
5.15%, 03/01/2020	2,000	2,225	PFS Financing Corp
Historic TW Inc			1.15%, 04/15/2020(d),(e)	9,000	8,991
9.15%, 02/01/2023	5,260	6,951			$26,130
NBCUniversal Enterprise Inc			Packaging & Containers - 0.26%
1.56%, 04/15/2018(d),(e)	3,000	3,021	Sealed Air Corp
Time Warner Cable LLC			5.50%, 09/15/2025(e)	2,000	2,133
4.00%, 09/01/2021	2,000	2,095	6.88%, 07/15/2033(e)	6,000	6,450
4.13%, 02/15/2021	2,000	2,125			$8,583
5.00%, 02/01/2020	2,000	2,158	Pharmaceuticals - 0.89%
6.55%, 05/01/2037	6,000	7,041	AbbVie Inc
6.75%, 06/15/2039	5,500	6,593	2.90%, 11/06/2022	13,750	13,919
7.30%, 07/01/2038	7,750	9,778	Actavis Funding SCS
		$69,987	3.45%, 03/15/2022	5,000	5,191
Miscellaneous Manufacturers - 0.42%			3.80%, 03/15/2025	10,000	10,378
General Electric Co					$29,488
1.85%, 03/15/2023(d)	13,000	13,251
			Pipelines - 2.75%
5.30%, 02/11/2021	573	651	Buckeye Partners LP
		$13,902	3.95%, 12/01/2026(g)	10,000	9,988
Office & Business Equipment - 0.02%			4.15%, 07/01/2023	10,000	10,248
CDW LLC / CDW Finance Corp			4.35%, 10/15/2024	7,500	7,818
5.50%, 12/01/2024	500	525	Columbia Pipeline Group Inc
			4.50%, 06/01/2025	11,000	11,886
Oil & Gas - 4.66%			El Paso Natural Gas Co LLC
BG Energy Capital PLC			7.50%, 11/15/2026	9,500	11,460
4.00%, 10/15/2021(e)	11,500	12,514
			Express Pipeline LLC
BP Capital Markets PLC			7.39%, 12/31/2019(e)	1,488	1,545
2.50%, 11/06/2022	3,000	3,026	Southeast Supply Header LLC
3.12%, 05/04/2026	7,000	7,083	4.25%, 06/15/2024(e)	14,000	13,629
3.25%, 05/06/2022	4,000	4,173	Southern Natural Gas Co LLC
4.75%, 03/10/2019	14,000	15,028	8.00%, 03/01/2032	4,000	5,142
Canadian Natural Resources Ltd			Tennessee Gas Pipeline Co LLC
3.80%, 04/15/2024	7,000	7,119	8.38%, 06/15/2032	2,000	2,517
Helmerich & Payne International Drilling Co			TransCanada PipeLines Ltd
4.65%, 03/15/2025	7,000	7,271	6.10%, 06/01/2040	5,000	6,361
Linn Energy LLC / Linn Energy Finance			7.25%, 08/15/2038	7,000	9,898
Corp					$90,492
0.00%, 05/15/2019(a)	16,000	5,320
			REITS- 6.48%
Nabors Industries Inc			Alexandria Real Estate Equities Inc
5.00%, 09/15/2020	14,000	14,157	3.90%, 06/15/2023	4,000	4,177
5.10%, 09/15/2023	5,000	4,983	4.30%, 01/15/2026	9,000	9,646
Petro-Canada			4.60%, 04/01/2022	20,500	22,235
9.25%, 10/15/2021	8,500	10,828	CubeSmart LP
Phillips 66			4.00%, 11/15/2025	5,000	5,260
4.30%, 04/01/2022	9,000	9,886	4.38%, 12/15/2023	8,000	8,635
Rowan Cos Inc			4.80%, 07/15/2022	15,000	16,566
4.88%, 06/01/2022	8,000	6,880	Duke Realty LP
5.00%, 09/01/2017	14,000	14,105	3.25%, 06/30/2026	5,000	5,035
Tesoro Corp			3.88%, 10/15/2022	3,000	3,184
5.38%, 10/01/2022	8,750	8,991	4.38%, 06/15/2022	4,000	4,342
W&T Offshore Inc			HCP Inc
8.50%, 06/15/2021(e)	5,050	1,944
			2.63%, 02/01/2020	5,000	5,059
9.00%, 05/15/2020(e)	5,681	3,558
			3.75%, 02/01/2019	5,000	5,170
			5.38%, 02/01/2021	3,000	3,345

See accompanying notes.

Schedule of Investments
Income Fund
October 31, 2016

	Principal			U.S. GOVERNMENT & GOVERNMENT	Principal
BONDS (continued)	Amount (000's)	Value(000	's)	AGENCY OBLIGATIONS - 33.20%	Amount (000's)	Value (000's)
REITS (continued)				Federal Home Loan Mortgage Corporation (FHLMC) - 5.10%
Healthcare Realty Trust Inc				3.00%, 10/01/2042	$11,850	$12,230
3.88%, 05/01/2025	$5,000	$5,089		3.00%, 10/01/2042	12,374	12,816
5.75%, 01/15/2021	4,000	4,511		3.00%, 11/01/2042	12,272	12,682
Hospitality Properties Trust				3.00%, 06/01/2043	15,206	15,683
4.50%, 06/15/2023	5,000	5,111		3.50%, 10/01/2041	6,183	6,509
4.65%, 03/15/2024	5,000	5,106		3.50%, 04/01/2042	7,422	7,819
5.00%, 08/15/2022	14,000	15,142		3.50%, 04/01/2042	8,942	9,453
Kimco Realty Corp				3.50%, 04/01/2045	14,564	15,445
6.88%, 10/01/2019	12,000	13,707		4.00%, 04/01/2039	5,307	5,824
Omega Healthcare Investors Inc				4.00%, 02/01/2045	10,738	11,483
5.25%, 01/15/2026	7,500	7,930		4.00%, 02/01/2046	14,906	15,955
Simon Property Group LP				4.50%, 05/01/2039	3,042	3,323
2.75%, 02/01/2023	7,000	7,122		4.50%, 06/01/2039	2,629	2,890
4.38%, 03/01/2021	3,000	3,284		4.50%, 07/01/2039	7,046	7,803
10.35%, 04/01/2019	9,000	10,690		4.50%, 12/01/2040	7,489	8,218
Ventas Realty LP / Ventas Capital Corp				4.50%, 10/01/2041	9,471	10,370
3.25%, 08/15/2022	8,000	8,281		5.00%, 08/01/2035	1,086	1,196
4.00%, 04/30/2019	3,000	3,148		5.00%, 10/01/2038	1,588	1,718
Welltower Inc				5.00%, 08/01/2039	4,385	4,889
3.75%, 03/15/2023	3,000	3,128		5.50%, 11/01/2017	108	109
4.50%, 01/15/2024	5,000	5,417		5.50%, 01/01/2018	29	29
4.95%, 01/15/2021	3,000	3,303		5.50%, 05/01/2031	270	305
6.13%, 04/15/2020	2,000	2,262		5.50%, 06/01/2035	502	570
Weyerhaeuser Co				6.00%, 03/01/2031	39	45
3.25%, 03/15/2023	5,000	4,948		6.00%, 05/01/2032	137	157
4.70%, 03/15/2021	12,000	12,933		6.50%, 01/01/2029	54	63
		$213,766		6.50%, 05/01/2029	108	124
Savings & Loans - 0.22%				6.50%, 06/01/2029	47	54
First Niagara Financial Group Inc				6.50%, 06/01/2029	85	97
7.25%, 12/15/2021	6,000	7,326		6.50%, 08/01/2029	68	77
				7.00%, 01/01/2032	23	23
Software - 1.32%						$167,959
Oracle Corp				Federal National Mortgage Association (FNMA) - 14.01%
2.50%, 05/15/2022	24,000	24,269		3.00%, 03/01/2042	9,054	9,341
2.95%, 05/15/2025	19,000	19,405		3.00%, 03/01/2042	9,614	9,918
		$43,674		3.00%, 05/01/2042	10,639	10,981
Telecommunications - 1.52%				3.00%, 06/01/2042	9,735	10,046
Qwest Corp				3.00%, 06/01/2042	9,896	10,213
6.75%, 12/01/2021	19,000	21,066		3.50%, 12/01/2040	6,961	7,340
Sprint Corp				3.50%, 01/01/2041	5,841	6,158
7.88%, 09/15/2023	7,500	7,425		3.50%, 01/01/2041	5,474	5,771
Sprint Spectrum Co LLC / Sprint Spectrum Co				3.50%, 12/01/2041	4,806	5,044
II LLC / Sprint Spectrum Co III LLC				3.50%, 01/01/2042	7,781	8,257
3.36%, 03/20/2023(e)	7,250	7,268		3.50%, 03/01/2042	8,252	8,695
T-Mobile USA Inc				3.50%, 04/01/2042	10,727	11,307
6.38%, 03/01/2025	13,500	14,471		3.50%, 02/01/2043	13,267	14,074
		$50,230		3.50%, 06/01/2043	13,069	13,865
Transportation - 0.48%				3.50%, 03/01/2045	13,960	14,804
Trailer Bridge Inc				3.50%, 07/01/2045	16,154	17,081
0.00%, 11/15/2016(a),(b),(c)	12,000	—		3.50%, 05/01/2046	16,562	17,417
17.00%, 03/31/2017 (b),(c),(d)	17,670	15,652		3.50%, 06/01/2046	14,794	15,558
		$15,652		4.00%, 03/01/2039	3,637	3,901
Trucking & Leasing - 0.68%				4.00%, 08/01/2040	3,619	3,884
Penske Truck Leasing Co Lp / PTL Finance				4.00%, 09/01/2040	7,128	7,738
Corp				4.00%, 11/01/2040	4,195	4,508
3.75%, 05/11/2017(e)	22,000	22,267		4.00%, 11/01/2040	2,973	3,191
				4.00%, 10/01/2041	4,209	4,504
TOTAL BONDS		$2,065,764		4.00%, 10/01/2041	5,684	6,109
				4.00%, 11/01/2041	11,721	12,596
SENIOR FLOATING RATE INTERESTS -	Principal
				4.00%, 04/01/2042	8,605	9,249
0.21%	Amount (000's)	Value(000	's)
				4.00%, 08/01/2043	14,017	15,214
Oil & Gas - 0.18%
				4.00%, 08/01/2043	11,651	12,598
Drillships Financing Holding Inc, Term Loan
				4.00%, 11/01/2043	13,772	14,983
B1
6.00%, 03/31/2021(d)	$9,540	$4,866		4.00%, 11/01/2043	11,916	12,882
				4.00%, 01/01/2044	12,441	13,451
Drillships Ocean Ventures Inc, Term Loan B
5.50%, 07/16/2021(d)	1,466	1,039		4.00%, 02/01/2044	13,143	14,259
				4.00%, 07/01/2044	11,881	12,716
		$5,905
				4.00%, 09/01/2044	11,538	12,349
Transportation - 0.03%				4.00%, 11/01/2044	14,239	15,349
Trailer Bridge Inc, Term Loan				4.50%, 08/01/2039	2,560	2,840
10.00%, 03/31/2017 (b),(c),(d)	1,095	1,095
				4.50%, 05/01/2040	3,483	3,838
				4.50%, 08/01/2040	11,517	12,602
TOTAL SENIOR FLOATING RATE INTERESTS		$7,000		4.50%, 10/01/2040	7,975	8,731

See accompanying notes.

Schedule of Investments
Income Fund
October 31, 2016

U.S. GOVERNMENT & GOVERNMENT	Principal		(g) Security purchased on a when-issued basis.
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)
Federal National Mortgage Association (FNMA) (continued)
4.50%, 12/01/2040	$8,753	$9,619
			Portfolio Summary (unaudited)
4.50%, 08/01/2041	10,255	11,200
4.50%, 10/01/2043	8,213	8,966	Sector	Percent
4.50%, 05/01/2044	14,425	15,790	Financial	19.47%
5.00%, 01/01/2018	85	87	Mortgage Securities	19.11%
5.00%, 08/01/2035	2,275	2,522	Government	14.09%
5.00%, 04/01/2040	3,553	4,005	Energy	9.76%
5.00%, 06/01/2040	3,095	3,473	Consumer, Non-cyclical	7.91%
5.50%, 03/01/2033	225	255	Utilities	7.00%
5.50%, 02/01/2035	2,189	2,485	Industrial	4.23%
6.00%, 04/01/2032	91	105	Investment Companies	4.00%
6.50%, 09/01/2028	48	56	Asset Backed Securities	3.79%
6.50%, 11/01/2028	26	30	Communications	3.70%
6.50%, 05/01/2031	25	29	Consumer, Cyclical	2.60%
7.00%, 01/01/2030	4	4	Basic Materials	2.46%
		$461,988	Technology	2.05%
			Other Assets and Liabilities	(0.17)%
Government National Mortgage Association (GNMA) - 0.00%
7.00%, 06/20/2031	82	101	TOTAL NET ASSETS	100.00%

U.S. Treasury - 14.09%
0.63%, 12/15/2016	15,000	15,007
0.75%, 10/31/2017	15,000	15,004
0.88%, 02/28/2017	15,000	15,027
1.25%, 10/31/2019	15,000	15,107
1.38%, 11/30/2018	15,000	15,146
1.50%, 08/15/2026	15,000	14,552
1.63%, 04/30/2019	15,000	15,250
1.63%, 07/31/2019	15,000	15,262
1.63%, 06/30/2020	15,000	15,255
1.63%, 11/15/2022	15,000	15,086
1.75%, 05/15/2022	15,000	15,236
1.75%, 05/15/2023	15,000	15,158
2.00%, 11/15/2021	15,000	15,459
2.25%, 11/15/2024	5,000	5,198
2.38%, 05/31/2018	15,000	15,364
2.50%, 05/15/2024	15,000	15,888
2.63%, 11/15/2020	15,000	15,829
2.75%, 11/15/2023	15,000	16,129
2.88%, 05/15/2043	15,000	15,922
2.88%, 08/15/2045	15,000	15,895
3.00%, 11/15/2044	15,000	16,293
3.00%, 11/15/2045	15,000	16,286
3.13%, 05/15/2021	15,000	16,201
3.13%, 08/15/2044	15,000	16,686
3.38%, 05/15/2044	15,000	17,458
3.50%, 02/15/2039	15,000	17,842
3.63%, 02/15/2020	15,000	16,233
3.63%, 02/15/2044	15,000	18,230
3.75%, 11/15/2043	10,000	12,429
4.38%, 02/15/2038	15,000	20,171
		$464,603
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
OBLIGATIONS		$1,094,651
Total Investments		$3,302,374
Other Assets and Liabilities - (0.17)%		$(5,475)
TOTAL NET ASSETS - 100.00%		$3,296,899

(a)	Non-Income Producing Security
(b)	Security is Illiquid. At the end of the period, the value of these securities totaled $16,749 or 0.51% of net assets.
(c)	Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Board of Directors. At the end of the period, the fair value of these securities totaled $16,749 or 0.51% of net assets.
(d)	Variable Rate. Rate shown is in effect at October 31, 2016.
(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $347,416 or 10.54% of net assets.
(f)	Perpetual security. Perpetual securities pay an indefinite stream of interest, but they may be called by the issuer at an earlier date.

See accompanying notes.

Schedule of Investments
Inflation Protection Fund
October 31, 2016

INVESTMENT COMPANIES - 1.56%	Shares Held	Value(000	's)		Principal
Money Market Funds - 1.56%				BONDS (continued)	Amount (000's)		Value(000	's)
BlackRock Liquidity Funds FedFund Portfolio	28,155,463	$28,155		Other Asset Backed Securities (continued)
				Fannie Mae REMIC Trust 2003-W16
TOTAL INVESTMENT COMPANIES		$28,155		0.83%, 11/25/2033(a)		$1	$1
	Principal			Long Beach Mortgage Loan Trust 2004-2
				1.33%, 06/25/2034(a)		79	76
BONDS- 4.06%	Amount (000's)	Value(000	's)
Commercial Mortgage Backed Securities - 0.00%							$234
CD 2007-CD4 Commercial Mortgage Trust				Sovereign - 3.82%
0.39%, 12/11/2049(a),(b),(c)	$2,664	$1		Italy Buoni Poliennali Del Tesoro
Commercial Mortgage Trust 2007-GG9				1.25%, 09/15/2032(c)	EUR	2,408	2,731
0.23%, 03/10/2039(a),(b),(c)	19,454	4		2.35%, 09/15/2024(c)		2,858	3,577
Ginnie Mae				2.60%, 09/15/2023		1,073	1,369
1.08%, 03/16/2047(a),(b)	329	5		2.80%, 03/01/2067(c)		4,873	4,889
ML-CFC Commercial Mortgage Trust 2006-				Japanese Government CPI Linked Bond
3				0.10%, 09/10/2024	JPY	2,114,934	21,256
0.61%, 07/12/2046(a),(b),(c)	1,055	—		0.10%, 03/10/2025		1,019,506	10,261
		$10		0.10%, 03/10/2026		877,304	8,855
Home Equity Asset Backed Securities - 0.00%				New Zealand Government Bond
				2.53%, 09/20/2035(a)	NZD	8,135	6,431
New Century Home Equity Loan Trust 2005-
				3.08%, 09/20/2030(a)		11,359	9,665
1
1.11%, 03/25/2035(a)	55	55					$69,034
Option One Mortgage Loan Trust 2005-1				TOTAL BONDS			$73,490
2.03%, 02/25/2035(a)	23	4		U.S. GOVERNMENT & GOVERNMENT	Principal
		$59		AGENCY OBLIGATIONS - 94.20%	Amount (000's)		Value(000	's)
Mortgage Backed Securities - 0.23%				U.S. Treasury Inflation-Indexed Obligations - 94.20%
Alternative Loan Trust 2006-OA6				0.13%, 04/15/2019		$152,008	$154,433
0.79%, 07/25/2046(a)	226	123		0.13%, 04/15/2020		99,198	101,084
Alternative Loan Trust 2007-OA7				0.13%, 04/15/2021		93,077	94,931
0.74%, 05/25/2047(a)	1,603	572		0.13%, 01/15/2022		56,387	57,498
Bear Stearns ALT-A Trust 2007-2				0.13%, 07/15/2022		17,459	17,857
0.70%, 04/25/2037(a)	444	335		0.13%, 01/15/2023		72,094	73,127
ChaseMortgageFinanceTrust Series2007-				0.13%, 07/15/2024		102,738	103,783
A2				0.13%, 07/15/2026		37,459	37,561
3.10%, 07/25/2037(a)	85	85		0.25%, 01/15/2025		114,252	115,764
Fannie Mae REMIC Trust 2004-W5				0.38%, 07/15/2023		18,691	19,322
0.98%, 02/25/2047(a)	31	30		0.38%, 07/15/2025		15,615	16,030
Fannie Mae REMIC Trust 2005-W2				0.63%, 07/15/2021		60,523	63,484
0.73%, 05/25/2035(a)	19	19		0.63%, 01/15/2024		93,230	97,394
Freddie Mac REMICS				0.63%, 01/15/2026		65,161	68,017
0.93%, 09/15/2033(a)	15	15		0.63%, 02/15/2043		27,583	26,976
0.98%, 06/15/2023(a)	1	1		0.75%, 02/15/2042		43,821	44,095
HomeBanc Mortgage Trust 2005-5				0.75%, 02/15/2045(d)		38,181	38,359
0.87%, 01/25/2036(a)	400	348		1.00%, 02/15/2046		8,600	9,264
Impac CMB Trust Series 2004-5				1.13%, 01/15/2021		86,040	91,438
2.86%, 10/25/2034(a)	24	19		1.25%, 07/15/2020		17,919	19,133
Impac CMB Trust Series 2004-6				1.38%, 01/15/2020		26,446	28,044
1.51%, 10/25/2034(a)	15	15		1.38%, 02/15/2044(d)		40,065	46,407
Impac CMB Trust Series 2005-1				1.75%, 01/15/2028		27,943	32,419
1.15%, 04/25/2035(a)	120	104		2.00%, 01/15/2026		17,851	20,810
Impac CMB Trust Series 2005-5				2.13%, 02/15/2040		18,765	24,489
1.30%, 08/25/2035(a)	25	16		2.13%, 02/15/2041		47,061	61,900
Impac CMB Trust Series 2007-A				2.38%, 01/15/2025		41,593	49,246
0.78%, 05/25/2037(a),(c)	528	480		2.38%, 01/15/2027		51,494	62,603
JP Morgan Alternative Loan Trust 2007-A1				2.50%, 01/15/2029		38,478	48,326
0.68%, 03/25/2037(a)	577	552		3.38%, 04/15/2032		815	1,181
Merrill Lynch Alternative Note Asset Trust				3.63%, 04/15/2028		27,586	37,698
Series 2007-A3				3.88%, 04/15/2029(e)		29,126	41,487
0.74%, 04/25/2037(a)	2,365	1,374					$1,704,160
WaMu Mortgage Pass-Through Certificates				TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
Series 2005-AR2 Trust				OBLIGATIONS			$1,704,160
0.90%, 01/25/2045(a)	68	62		TOTAL PURCHASED OPTIONS - 0.23%			$4,128
WaMu Mortgage Pass-Through Certificates				TOTAL PURCHASED CAPPED OPTIONS - 0.00%			$—
Series 2006-AR9 Trust				TOTAL PURCHASED INTEREST RATE SWAPTIONS -0.30%
0.75%, 08/25/2046(a)	26	3					$5,470
		$4,153		Total Investments			$1,815,403
Other Asset Backed Securities - 0.01%				Other Assets and Liabilities - (0.35)%				$(6,388)
Argent Securities Trust 2006-W3				TOTAL NET ASSETS - 100.00%			$1,809,015
0.65%, 04/25/2036(a)	30	12
Asset-Backed Pass-Through Certificates
Series 2004-R2				(a)	Variable Rate. Rate shown is in effect at October 31, 2016.
1.15%, 04/25/2034(a)	113	112		(b) Security is an Interest Only Strip.
Countrywide Asset-Backed Certificates
1.66%, 12/25/2032(a)	36	33

See accompanying notes.

Schedule of Investments
Inflation Protection Fund
October 31, 2016

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $11,682 or 0.65% of net assets.
(d)	Security or a portion of the security was pledged to cover margin requirements for swap and/or swaption contracts. At the end of the period, the value of these securities totaled $326 or 0.02% of net assets.
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $2,379 or 0.13% of net assets.

Portfolio Summary (unaudited)
Sector			Percent
Government			98.02%
Investment Companies			1.56%
Purchased Interest Rate Swaptions			0.30%
Purchased Options			0.23%
Mortgage Securities			0.23%
Asset Backed Securities			0.01%
Purchased Capped Options			0.00%
Other Assets and Liabilities			(0.35)%
TOTAL NET ASSETS			100.00%

Foreign Currency Contracts

						Unrealized Appreciation/(Depreciation)
Counterparty	Delivery Date	Contracts to Accept		In Exchange For	Fair Value		Asset	Liability
UBS AG	01/27/2017	GBP	7,285,000	$8,911	$8,935		$24	$—
Total							$24	$—
						Unrealized Appreciation/(Depreciation)
Counterparty	Delivery Date	Contracts to Deliver		In Exchange For	Fair Value		Asset	Liability
Bank of America NA	12/05/2016	JPY	2,023,383,500	$19,244	$19,322	$	— $	(78)
Barclays Bank PLC	11/04/2016	JPY	2,027,972,500	19,967	19,340		627	—
Citigroup Inc	11/04/2016	JPY	1,100,000	10	10		—	—
Commonwealth Bank of Australia	11/03/2016	NZD	22,254,000	16,150	15,913		237	—
Deutsche Bank AG	11/03/2016	EUR	2,382,000	2,676	2,615		61	—
Deutsche Bank AG	12/05/2016	EUR	9,563,000	10,480	10,510		—	(30)
Deutsche Bank AG	12/05/2016	NZD	22,254,000	15,899	15,888		11	—
Goldman Sachs & Co	12/05/2016	EUR	43,000	47	47		—	—
Goldman Sachs & Co	12/05/2016	JPY	2,023,383,500	19,299	19,321		—	(22)
Royal Bank of Scotland PLC	11/03/2016	EUR	8,059,000	9,046	8,847		199	—
UBS AG	11/04/2016	JPY	2,027,972,500	20,056	19,340		716	—
Westpac Banking Corp	11/04/2016	JPY	5,440,000	54	52		2	—
Total							$1,853	$(130)

Amounts in thousands except contracts

Futures Contracts

								Unrealized
Type	Long/Short		Contracts	Notional Value			Fair Value	Appreciation/(Depreciation)
90 Day Eurodollar; December 2017		Long	738	$182,721			$182,397	$(324)
90 Day Eurodollar; December 2018		Short	738	182,489			182,065	424
90 Day Eurodollar; September 2018		Long	1,015	250,896			250,540	(356)
Euro Bund 10 Year Bund; December 2016		Long	38	6,801			6,765	(36)
Euro Buxl 30 Year Bond; December 2016		Short	33	6,913			6,516	397
Euro-BTP; December 2016		Short	168	26,294			25,554	740
Japan 10 Year Bond TSE; December 2016		Short	34	49,198			49,186	12
US 10 Year Note; December 2016		Short	204	26,590			26,444	146
US 10 Year Ultra Note; December 2016		Long	166	23,618			23,492	(126)
US 2 Year Note; December 2016		Short	551	120,375			120,195	180
US 5 Year Note; December 2016		Long	858	104,084			103,644	(440)
US Long Bond; December 2016		Short	17	2,794			2,766	28
US Ultra Bond; December 2016		Short	166	30,132			29,206	926
Total								$1,571

Amounts in thousands except contracts

See accompanying notes.

Schedule of Investments
Inflation Protection Fund
October 31, 2016

Interest Rate Swaps

		(Pay)/
		Receive				Upfront
		Floating	Fixed	Expiration	Notional	Premiums	Unrealized				Fair Value
Counterparty (Issuer)	Floating Rate Index	Rate	Rate	Date	Amount	Paid/(Received)			Appreciation/(Depreciation)		Asset	Liability
Barclays Bank PLC	US CPI Urban	Receive	2.07%	03/10/2018	$20,405	$—			$496		$496	$—
	Consumers
	NAS(CPURNSA)
Barclays Bank PLC	US CPI Urban	Pay	1.63%	09/13/2017	34,806	—			(176)		—	(176)
	Consumers
	NAS(CPURNSA)
Barclays Bank PLC	US CPI Urban	Receive	1.59%	09/13/2018	34,806	—			276		276	—
	Consumers
	NAS(CPURNSA)
Total						$—			$596		$772	$(176)

Amounts in thousands

Exchange Cleared Interest Rate Swaps

		(Pay)/
		Receive				Upfront
		Floating	Fixed	Expiration	Notional	Premiums	Unrealized
	Floating Rate Index	Rate	Rate	Date	Amount	Paid/(Received)			Appreciation/(Depreciation)		Fair Value
	3 Month LIBOR	Receive	1.80%	08/19/2046	$6,250	$—			$415			$415
	3 Month LIBOR	Receive	1.13%	02/28/2021	62,380	1			448			449
	3 Month LIBOR	Receive	1.73%	08/31/2046	7,000	—			585			585
	US Federal Funds	Receive	0.78%	02/28/2021	20,150	1			133
	Effective Rate
	(continuous series)											134
Total						$2			$1,581			$1,583

Amounts in thousands

Interest Rate Swaptions

			Pay/
			Receive				Upfront
Purchased Swaptions		Floating Rate	Floating	Exercise	Expiration	Notional	Premiums		Fair		Unrealized
Outstanding	Counterparty (Issuer)	Index	Rate	Rate	Date	Amount	Paid/(Received)		Value		Appreciation/(Depreciation)
Call - 30 Year Interest Deutsche Bank AG		3 Month	Pay	2.68%	01/13/2021	$10,300	$1,251		$2,004	$		753
Rate Swap		LIBOR
Call - 30 Year Interest Deutsche Bank AG		3 Month	Pay	2.00%	10/09/2017	18,700	1,341		1,089			(252)
Rate Swap		LIBOR
Put - 30 Year Interest Barclays Bank PLC		3 Month	Receive	4.00%	11/22/2017	6,900	313		9			(304)
Rate Swap		LIBOR
Put - 30 Year Interest Deutsche Bank AG		3 Month	Receive	2.68%	01/13/2021	10,300	1,377		904			(473)
Rate Swap		LIBOR
Put - 30 Year Interest Deutsche Bank AG		3 Month	Receive	2.00%	10/09/2017	18,700	1,341		1,464			123
Rate Swap		LIBOR
Total							$5,623		$5,470	$		(153)

			Pay/
			Receive				Upfront
Written Swaptions		Floating Rate	Floating	Exercise	Expiration	Notional	Premiums		Fair		Unrealized
Outstanding	Counterparty (Issuer)	Index	Rate	Rate	Date	Amount	Paid/(Received)		Value		Appreciation/(Depreciation)
Call - 2 Year Interest	Deutsche Bank AG	3 Month	Receive	0.90%	06/08/2018	$94,800	$(470	) $	(247	) $		223
Rate Swap		LIBOR
Call - 5 Year Interest	Deutsche Bank AG	3 Month	Receive	1.46%	10/09/2017	97,980	(1,345)		(1,199)			146
Rate Swap		LIBOR
Put - 2 Year Interest	Deutsche Bank AG	3 Month	Pay	1.90%	06/08/2018	94,800	(402)		(242)			160
Rate Swap		LIBOR
Put - 5 Year Interest	Deutsche Bank AG	3 Month	Pay	2.10%	01/13/2017	74,700	(697)		(7)			690
Rate Swap		LIBOR
Put - 5 Year Interest	Deutsche Bank AG	3 Month	Pay	1.46%	10/09/2017	97,980	(1,345)		(1,363)			(18)
Rate Swap		LIBOR
Total							$(4,259) $ (3,058) $				1,201

Amounts in thousands

Options

						Upfront Premiums						Unrealized
Purchased Options Outstanding		Exercise Price		Expiration Date	Contracts	Paid/(Received)			Fair Value		Appreciation/(Depreciation)
Call - EUR versus USD		EUR	1.13	12/23/2016	66,160,000	$240			$239	$		(1)
Call - GBP versus USD		GBP	1.35	12/27/2016	13,950,000	50			4			(46)

See accompanying notes.

					Schedule of Investments
Inflation Protection Fund
October 31, 2016

Options (continued)

							Upfront Premiums				Unrealized
Purchased Options Outstanding			Exercise Price		Expiration Date	Contracts	Paid/(Received)		Fair Value		Appreciation/(Depreciation)
Call - USD versus CAD				$1.37	11/04/2016	68,050,000	$39		$18		$(21)
Call - USD versus CAD				$1.32	11/04/2016	34,025,000	600		692		92
Call - USD versus CAD				$1.42	11/04/2016	34,025,000	163		—		(163)
Call - USD versus MXN				$19.00	11/04/2016	68,050,000	92		355		263
Call - USD versus MXN				$19.87	11/04/2016	34,025,000	371		5		(366)
Call - USD versus MXN				$18.29	11/04/2016	34,025,000	940		1,110		170
Put - CHF versus NOK		CHF		8.00	02/15/2017	17,380,000	127		62		(65)
Put - CHF versus NOK		CHF		8.10	02/20/2017	17,380,000	207		101		(106)
Put - EUR versus USD		EUR		1.02	11/04/2016	29,960,000	120		—		(120)
Put - EUR versus USD		EUR		1.05	12/23/2016	33,080,000	70		53		(17)
Put - EUR versus USD		EUR		1.09	11/04/2016	29,960,000	513		19		(494)
Put - GBP versus USD		GBP		1.26	12/26/2016	13,950,000	147		526		379
Put - GBP versus USD		GBP		1.23	12/23/2016	13,950,000	142		310		168
Put - US 10 Year Note Future; December 2016				$128.50	11/28/2016	2,530	896		634		(262)
Total							$4,717		$4,128		$(589)

							Upfront Premiums				Unrealized
Written Options Outstanding				Exercise Price	Expiration Date	Contracts	Paid/(Received)		Fair Value		Appreciation/(Depreciation)
Call - GBP versus USD		GBP		1.32	12/23/2016	13,950,000	$(112)		$(10)		$102
Call - GBP versus USD		GBP		1.35	12/27/2016	13,950,000	(113)		(4)		109
Call - USD versus CAD				$1.32	11/04/2016	34,025,000	(299)		(693)		(394)
Call - USD versus CAD				$1.37	11/04/2016	68,050,000	(628)		(19)		609
Call - USD versus MXN				$18.29	11/04/2016	34,025,000	(520)		(1,111)		(591)
Call - USD versus MXN				$19.00	11/04/2016	68,050,000	(1,190)		(354)		836
Put - CHF versus NOK		CHF		7.90	02/20/2017	17,380,000	(90)		(42)		48
Put - EUR versus USD		EUR		1.06	11/04/2016	59,920,000	(565)		—		565
Put - EUR versus USD		EUR		1.07	01/31/2017	33,080,000	(215)		(203)		12
Put - GBP versus USD		GBP		1.26	12/27/2016	13,950,000	(241)		(526)		(285)
Put - GBP versus USD		GBP		1.23	12/23/2016	13,950,000	(345)		(310)		35
Total							$(4,318)		$(3,272)		$1,046

Amounts in thousands except contracts

Purchased Capped Options

								Upfront
	Counterparty	Strike				Expiration	Notional	Premiums			Unrealized
Description	(Issuer)	Index		Floating Rate		Date	Amount	Paid/(Received)	Fair Value		Appreciation/(Depreciation)
Cap - US CPI Urban	Deutsche Bank AG	2.00%	Max	(0, USCPIU-		11/07/2016	$50,685	$46		$—	$(46)
Consumers NAS					2%)
Cap - US CPI Urban	Deutsche Bank AG	2.00%	Max	(0, USCPIU-		11/11/2016	20,315	22		—	(22)
Consumers NAS					2%)
Total								$68		$—	$(68)

Amounts in thousands

See accompanying notes.

Schedule of Investments
International Emerging Markets Fund
October 31, 2016

COMMON STOCKS - 94.06%	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Agriculture - 1.60%				Engineering & Construction (continued)
Gudang Garam Tbk PT	445,700	$2,319		Promotora y Operadora de Infraestructura	494,503	$5,517
KT&G Corp	136,698	13,483		SAB de CV
		$15,802		Voltas Ltd	702,884	4,069
Airlines - 0.64%						$30,457
AirAsia Bhd	9,589,500	6,331		Food - 3.04%
				Cencosud SA	1,723,758	5,620
Automobile Manufacturers - 2.63%				Charoen Pokphand Foods PCL (b)	8,089,000	7,275
Guangzhou Automobile Group Co Ltd	5,234,000	6,321		JBS SA	1,927,200	5,869
Maruti Suzuki India Ltd	108,380	9,581		Uni-President Enterprises Corp	2,592,040	5,008
Tata Motors Ltd	1,259,513	10,046		X5 Retail Group NV (a)	207,210	6,176
		$25,948				$29,948
Automobile Parts & Equipment - 2.38%				Forest Products & Paper - 1.05%
Hankook Tire Co Ltd	154,648	7,426		Fibria Celulose SA	667,500	5,364
Hiroca Holdings Ltd	881,000	3,069		Sappi Ltd (a)	894,133	4,975
Tong Yang Industry Co Ltd	2,799,000	6,513				$10,339
Xinyi Glass Holdings Ltd (a)	7,524,000	6,470		Healthcare - Products - 0.23%
		$23,478		St Shine Optical Co Ltd	108,000	2,270
Banks - 13.60%
Banco do Brasil SA	517,100	4,753		Holding Companies - Diversified - 0.37%
Banco Santander Chile	62,522,122	3,499		Siam Cement PCL/The	255,200	3,675
Bank Negara Indonesia Persero Tbk PT	11,418,100	4,874
Barclays Africa Group Ltd	1,372,513	15,927		Home Furnishings - 0.62%
China Construction Bank Corp	32,996,722	24,096		Steinhoff International Holdings NV	1,135,193	6,124
Credicorp Ltd	26,351	3,918
ICICI Bank Ltd ADR	771,246	6,393		Insurance - 2.82%
IndusInd Bank Ltd	366,532	6,566		AIA Group Ltd	2,819,200	17,736
Industrial & Commercial Bank of China Ltd	2,072,000	1,244		Ping An Insurance Group Co of China Ltd	1,907,500	10,040
Nedbank Group Ltd	606,621	9,930				$27,776
OTP Bank PLC	383,699	10,753		Internet - 10.06%
Sberbank of Russia PJSC ADR	1,837,573	17,404		Alibaba Group Holding Ltd ADR(a)	324,793	33,028
Siam Commercial Bank PCL/The (b)	1,431,700	5,862		NAVER Corp	17,512	13,102
Woori Bank	611,953	6,669		Tencent Holdings Ltd	1,917,600	50,821
Yes Bank Ltd	640,196	12,154		Weibo Corp ADR (a)	48,202	2,218
		$134,042				$99,169
Chemicals - 1.99%				Iron & Steel - 0.91%
Alpek SAB de CV	297,304	442		JSW Steel Ltd	138,657	3,446
Hanwha Chemical Corp	308,396	7,261		Ternium SA ADR	228,539	5,464
Kingboard Chemical Holdings Ltd	1,065,500	3,150				$8,910
Sinopec Shanghai Petrochemical Co Ltd	9,096,000	4,637		Leisure Products & Services - 0.75%
UPL Ltd	398,558	4,161		Hero MotoCorp Ltd	146,299	7,343
		$19,651
Coal - 0.79%				Lodging - 0.52%
Adaro Energy Tbk PT	34,223,200	4,155		Galaxy Entertainment Group Ltd	1,258,000	5,151
China Shenhua Energy Co Ltd	1,743,500	3,614
		$7,769		Media - 2.30%
Commercial Services - 2.80%				Naspers Ltd	135,054	22,619
Kroton Educacional SA	2,278,800	11,344
New Oriental Education & Technology Group	211,773	10,616		Metal Fabrication & Hardware - 0.82%
Inc ADR(a)				Hyosung Corp	69,417	8,109
Qualicorp SA	877,500	5,672
		$27,632		Mining - 1.22%
				AngloGold Ashanti Ltd (a)	193,803	2,639
Diversified Financial Services - 3.68%
Fubon Financial Holding Co Ltd	8,516,000	12,049		Hindalco Industries Ltd	2,173,550	4,888
Indiabulls Housing Finance Ltd	500,945	6,362		Vedanta Ltd	1,485,008	4,521
Mega Financial Holding Co Ltd	11,594,184	7,927				$12,048
Shinhan Financial Group Co Ltd	258,530	9,890		Miscellaneous Manufacturers - 1.73%
		$36,228		Largan Precision Co Ltd	92,000	10,854
Electric - 1.75%				Sunny Optical Technology Group Co Ltd	1,272,000	6,203
Enersis Americas SA	22,179,699	3,748				$17,057
Huaneng Renewables Corp Ltd	12,404,000	4,156		Oil & Gas - 8.27%
Power Grid Corp of India Ltd	188,009	493		Bharat Petroleum Corp Ltd	824,938	8,282
Tenaga Nasional BHD	2,591,200	8,854		China Petroleum & Chemical Corp	19,349,978	13,994
		$17,251		CNOOC Ltd	4,235,000	5,329
Electronics - 0.27%				Indian Oil Corp Ltd	1,664,002	8,076
Chin-Poon Industrial Co Ltd	1,407,000	2,694		LUKOIL PJSC ADR	470,483	22,885
				PTT PCL (b)	939,600	9,252
Engineering & Construction - 3.09%				SK Innovation Co Ltd	63,209	8,320
Daelim Industrial Co Ltd	77,164	5,499		Tatneft PJSC ADR	161,003	5,374
Grupo Aeroportuario del Centro Norte SAB de	524,933	3,063				$81,512
CV				Pharmaceuticals - 0.47%
Grupo Aeroportuario del Pacifico SAB de CV	630,300	6,089		Sinopharm Group Co Ltd	953,200	4,629
Larsen & Toubro Ltd	281,280	6,220

See accompanying notes.

Schedule of Investments
International Emerging Markets Fund
October 31, 2016

COMMON STOCKS (continued)	Shares Held	Value (000's)	Portfolio Summary (unaudited)
Pipelines - 0.48%			Country	Percent
Petronet LNG Ltd	819,385	$4,755	China	20.59%
			Korea, Republic Of	14.58%
REITS - 0.81%			Taiwan, Province Of China	13.10%
Fibra Uno Administracion SA de CV	2,324,100	4,423	India	10.96%
Macquarie Mexico Real Estate Management	2,799,000	3,522	Brazil	9.51%
SA de CV (a)			South Africa	6.35%
		$7,945	Hong Kong	5.34%
Retail - 1.73%			Russian Federation	5.27%
Lojas Renner SA	500,800	4,235	Mexico	3.20%
Mr Price Group Ltd	20,394	232	Thailand	2.64%
Raia Drogasil SA	184,400	4,104	Indonesia	2.34%
Wal-Mart de Mexico SAB de CV	4,005,174	8,472	Malaysia	1.54%
		$17,043	Chile	1.30%
Semiconductors - 13.53%			Hungary	1.09%
Powertech Technology Inc	2,769,000	7,901	Luxembourg	0.56%
Samsung Electronics Co Ltd	37,971	54,311	United States	0.50%
Silicon Motion Technology Corp ADR	43,173	1,753	Peru	0.40%
SK Hynix Inc	271,145	9,698	Other Assets and Liabilities	0.73%
Taiwan Semiconductor Manufacturing Co Ltd	9,139,685	54,850	TOTAL NET ASSETS	100.00%
Win Semiconductors Corp	1,720,099	4,777
		$133,290
Software - 1.25%
NetEase Inc ADR	47,981	12,331

Telecommunications - 5.17%
China Mobile Ltd	1,755,093	20,107
China Telecom Corp Ltd	18,614,000	9,597
Chunghwa Telecom Co Ltd	2,736,000	9,368
Telekomunikasi Indonesia Persero Tbk PT	36,677,300	11,842
		$50,914
Water - 0.69%
Cia de Saneamento Basico do Estado de Sao	643,800	6,797
Paulo

TOTAL COMMON STOCKS		$927,037
INVESTMENT COMPANIES - 0.50%	Shares Held	Value (000's)
Money Market Funds - 0.50%
Goldman Sachs Financial Square Funds -	4,977,093	4,977
Government Fund

TOTAL INVESTMENT COMPANIES		$4,977
PREFERRED STOCKS - 4.71%	Shares Held	Value (000's)
Banks - 1.60%
Itau Unibanco Holding SA 0.18%(c)	1,307,160	$15,758

Holding Companies - Diversified - 1.84%
Itausa - Investimentos Itau SA 0.06%(c)	6,123,490	18,071

Iron & Steel - 1.20%
Vale SA 0.00%(a),(c)	1,821,479	11,801

Media - 0.07%
Zee Entertainment Enterprises Ltd 6.00%	5,063,071	720

TOTAL PREFERRED STOCKS		$46,350
Total Investments		$978,364
Other Assets and Liabilities - 0.73%		$7,206
TOTAL NET ASSETS - 100.00%		$985,570

(a) Non-Income Producing Security
(b)		Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Board of
Directors. At the end of the period, the fair value of these securities totaled
$22,389 or 2.27% of net assets.
(c)	Variable Rate. Rate shown is in effect at October 31, 2016.

See accompanying notes.

Schedule of Investments
International Fund I
October 31, 2016

COMMON STOCKS - 98.16%	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Aerospace & Defense - 3.27%				Engineering & Construction - 1.96%
MTU Aero Engines AG	24,757	$2,585		Grupo Aeroportuario del Centro Norte SAB de	390,000	$2,276
Safran SA	72,330	4,977		CV
Thales SA	54,430	5,121		Kyowa Exeo Corp	211,000	3,168
		$12,683		Promotora y Operadora de Infraestructura	195,100	2,177
Agriculture - 1.24%				SAB de CV
KT&G Corp	48,863	4,819				$7,621
				Entertainment - 1.44%
Apparel - 0.50%				Aristocrat Leisure Ltd	481,041	5,601
Shenzhou International Group Holdings Ltd	291,000	1,927
				Food - 3.45%
Automobile Manufacturers - 2.41%				Bakkafrost P/F	72,000	3,019
Daimler AG	28,055	2,002		Colruyt SA	70,000	3,762
Geely Automobile Holdings Ltd	5,363,000	5,518		Leroy Seafood Group ASA	40,000	2,115
Great Wall Motor Co Ltd (a)	1,900,000	1,854		SPAR Group Ltd/The	127,000	1,801
		$9,374		X5 Retail Group NV (a)	91,000	2,712
Automobile Parts & Equipment - 6.13%						$13,409
Brembo SpA	70,852	4,387		Gas - 0.46%
Continental AG	19,960	3,834		China Resources Gas Group Ltd	565,000	1,772
Hankook Tire Co Ltd	50,000	2,401
Koito Manufacturing Co Ltd	101,800	5,345		Healthcare - Products - 0.46%
Valeo SA	101,550	5,860		St Shine Optical Co Ltd	85,000	1,786
Xinyi Glass Holdings Ltd (a)	2,304,000	1,981
		$23,808		Healthcare - Services - 0.70%
				ICON PLC (a)	34,000	2,729
Banks - 1.00%
China Merchants Bank Co Ltd	780,000	1,897
China Minsheng Banking Corp Ltd	1,731,000	1,969		Holding Companies - Diversified - 0.89%
		$3,866		KOC Holding AS	383,000	1,598
Building Materials - 0.68%				Siam Cement PCL/The	130,000	1,872
Sika AG	550	2,644				$3,470
				Home Builders - 2.62%
Chemicals - 3.12%				Bellway PLC	80,421	2,327
Johnson Matthey PLC	46,000	1,917		Haseko Corp	488,000	4,749
Nissan Chemical Industries Ltd	184,900	6,269		Iida Group Holdings Co Ltd	91,000	1,759
Symrise AG	57,000	3,915		Taylor Wimpey PLC	765,052	1,325
		$12,101				$10,160
Commercial Services - 4.05%				Insurance - 3.02%
Ashtead Group PLC	239,000	3,724		Allianz SE	14,118	2,204
Intertek Group PLC	42,000	1,752		China Life Insurance Co Ltd/Taiwan	2,719,600	2,507
Intrum Justitia AB	87,092	2,685		PICC Property & Casualty Co Ltd	1,255,000	2,026
Kroton Educacional SA	650,000	3,236		Prudential PLC	177,238	2,892
				Swiss Life Holding AG (a)	7,997	2,116
New Oriental Education & Technology Group	57,000	2,858
Inc ADR(a)						$11,745
Zhejiang Expressway Co Ltd	1,430,000	1,497		Internet - 7.27%
		$15,752		Alibaba Group Holding Ltd ADR(a)	20,000	2,034
				Criteo SA ADR(a)	52,000	1,880
Computers - 5.53%
Atos SE	45,382	4,710		CyberAgent Inc	94,000	2,731
Capgemini SA	21,400	1,772		Dip Corp	90,000	2,384
Foxconn Technology Co Ltd	560,000	1,623		NAVER Corp	7,500	5,611
				Paysafe Group PLC (a)	397,000	2,098
Lite-On Technology Corp	1,519,546	2,179
Nomura Research Institute Ltd	88,400	3,066		Start Today Co Ltd	120,000	2,103
Obic Co Ltd	70,500	3,662		Tencent Holdings Ltd	288,200	7,638
				Vipshop Holdings Ltd ADR(a)	129,000	1,764
Teleperformance	42,374	4,477
		$21,489				$28,243
Consumer Products - 1.08%				Leisure Products & Services - 0.53%
Reckitt Benckiser Group PLC	47,000	4,205		Shimano Inc	12,000	2,052

Cosmetics & Personal Care - 0.37%				Lodging - 0.85%
LG Household & Health Care Ltd	2,000	1,431		Star Entertainment Grp Ltd/The	870,183	3,293

Distribution & Wholesale - 0.43%				Machinery - Diversified - 0.44%
Bunzl PLC	62,000	1,665		Hollysys Automation Technologies Ltd	86,000	1,712

Diversified Financial Services - 2.22%				Mining - 2.02%
Macquarie Group Ltd	64,446	3,896		Centamin PLC	1,616,000	3,130
Partners Group Holding AG	9,368	4,742		Evolution Mining Ltd	1,318,066	2,324
		$8,638		Regis Resources Ltd	950,000	2,396
Electronics - 3.42%						$7,850
AAC Technologies Holdings Inc	487,007	4,640		Miscellaneous Manufacturers - 1.62%
dormakaba Holding AG (a)	1,841	1,279		Largan Precision Co Ltd	23,000	2,714
Fujitsu General Ltd	321,700	7,382		Sunny Optical Technology Group Co Ltd	732,700	3,573
		$13,301				$6,287
				Oil & Gas - 2.56%
				DCC PLC	21,000	1,709

See accompanying notes.

Schedule of Investments
International Fund I
October 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)
Oil & Gas (continued)
				(a) Non-Income Producing Security
Neste Oyj	90,000	$3,883
Novatek OJSC	20,000	2,132
SK Innovation Co Ltd	17,000	2,238
		$9,962		Portfolio Summary (unaudited)
Packaging & Containers - 0.73%				Country	Percent
CCL Industries Inc	16,000	2,845		Japan	21.15%
				China	13.60%
Pharmaceuticals - 6.71%				France	8.27%
Actelion Ltd (a)	39,000	5,635		Taiwan, Province Of China	7.32%
Alfresa Holdings Corp	192,800	4,074		United Kingdom	5.97%
Ipsen SA	48,367	3,344		Korea, Republic Of	5.91%
Mitsubishi Tanabe Pharma Corp	94,000	1,830		Australia	5.01%
Novo Nordisk A/S	88,389	3,149		Germany	4.75%
Richter Gedeon Nyrt	92,000	1,975		Switzerland	4.22%
Sawai Pharmaceutical Co Ltd	32,000	2,068		Hong Kong	3.93%
Shire PLC	36,000	2,033		Canada	2.49%
Sinopharm Group Co Ltd	407,000	1,976		United States	1.93%
		$26,084		Russian Federation	1.25%
Real Estate - 2.74%				Mexico	1.15%
China Overseas Land & Investment Ltd	892,400	2,739		Ireland	1.14%
Daito Trust Construction Co Ltd	20,000	3,352		Italy	1.13%
Leopalace21 Corp	271,000	1,762		Finland	1.00%
Open House Co Ltd	132,000	2,788		Belgium	0.97%
		$10,641		Israel	0.92%
Retail - 3.26%				Brazil	0.83%
Alimentation Couche-Tard Inc	89,200	4,481		Denmark	0.81%
JB Hi-Fi Ltd	90,000	1,940		Jersey, Channel Islands	0.80%
JD Sports Fashion PLC	100,000	1,859		Faroe Islands	0.78%
Next PLC	25,941	1,526		Sweden	0.69%
Nitori Holdings Co Ltd	24,000	2,867		Spain	0.61%
		$12,673		Isle of Man	0.54%
Semiconductors - 6.68%				Norway	0.54%
Infineon Technologies AG	215,000	3,867		Hungary	0.51%
Mellanox Technologies Ltd (a)	37,000	1,606		Thailand	0.48%
Samsung Electronics Co Ltd	4,500	6,436		South Africa	0.46%
Silicon Motion Technology Corp ADR	55,000	2,234		Turkey	0.41%
Taiwan Semiconductor Manufacturing Co Ltd	255,800	7,955		Other Assets and Liabilities	0.43%
ADR				TOTAL NET ASSETS	100.00%
Tokyo Electron Ltd	22,000	1,985
Win Semiconductors Corp	670,565	1,862
		$25,945
Software - 3.77%
Amadeus IT Group SA	50,000	2,353
NetEase Inc ADR	27,900	7,170
Open Text Corp	38,000	2,359
TravelSky Technology Ltd	1,300,000	2,774
		$14,656
Telecommunications - 4.82%
China Mobile Ltd	312,200	3,577
Chunghwa Telecom Co Ltd	1,622,000	5,554
KDDI Corp	249,800	7,592
Nice Ltd ADR	30,000	1,994
		$18,717
Toys, Games & Hobbies - 0.61%
Bandai Namco Holdings Inc	79,300	2,375

Transportation - 1.77%
Central Japan Railway Co	36,700	6,241
Hitachi Transport System Ltd	31,000	639
		$6,880
Water - 1.33%
Guangdong Investment Ltd	3,427,500	5,168

TOTAL COMMON STOCKS		$381,379
INVESTMENT COMPANIES - 1.41%	Shares Held	Value(000	's)
Money Market Funds - 1.41%
First American Government Obligations Fund	5,488,032	5,488

TOTAL INVESTMENT COMPANIES		$5,488
Total Investments		$386,867
Other Assets and Liabilities - 0.43%		$1,669
TOTAL NET ASSETS - 100.00%		$388,536

See accompanying notes.

		Schedule of Investments
International Fund I
October 31, 2016

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Fair Value	Appreciation/(Depreciation)
eMini MSCI EAFE; December 2016	Long	54	$4,497	$4,497	$—
S&P 500 Emini; December 2016	Long	18	1,921	1,908	(13)
Total					$(13)
Amounts in thousands except contracts

See accompanying notes.

Schedule of Investments
LargeCap Growth Fund
October 31, 2016

COMMON STOCKS - 96.40%	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Aerospace & Defense - 0.70%				Retail - 8.35%
L-3 Communications Holdings Inc	104,400	$14,297		Dollar Tree Inc (a)	324,254	$24,497
				Panera Bread Co (a)	131,314	25,049
Airlines - 1.78%				TJX Cos Inc/The	658,149	48,539
Delta Air Lines Inc	870,030	36,341		Ulta Salon Cosmetics & Fragrance Inc (a)	298,112	72,543
						$170,628
Beverages - 1.77%				Semiconductors - 8.52%
Constellation Brands Inc	216,320	36,151		Applied Materials Inc	912,800	26,544
				Broadcom Ltd	252,141	42,935
Biotechnology - 0.93%				Lam Research Corp	434,184	42,055
Celgene Corp (a)	185,314	18,935		Micron Technology Inc (a)	1,707,800	29,306
				NXP Semiconductors NV (a)	332,518	33,252
Building Materials - 1.83%						$174,092
Masco Corp	1,208,200	37,309		Software - 8.19%
				Activision Blizzard Inc	1,279,304	55,227
Chemicals - 0.92%				Fidelity National Information Services Inc	398,528	29,459
Albemarle Corp	225,003	18,799		Microsoft Corp	1,379,000	82,630
						$167,316
Commercial Services - 6.73%				Transportation - 1.39%
Equifax Inc	236,792	29,355		FedEx Corp	163,125	28,436
FleetCor Technologies Inc (a)	359,433	63,009
S&P Global Inc	245,098	29,865		TOTAL COMMON STOCKS		$1,968,725
Vantiv Inc (a)	259,600	15,150
				INVESTMENT COMPANIES - 5.75%	Shares Held	Value(000	's)
		$137,379		Money Market Funds - 5.75%
Computers - 5.98%				Goldman Sachs Financial Square Funds -	117,396,554	117,397
Accenture PLC - Class A	195,713	22,749		Government Fund
Apple Inc	875,583	99,414
		$122,163		TOTAL INVESTMENT COMPANIES		$117,397
Cosmetics & Personal Care - 3.59%				Total Investments		$2,086,122
Procter & Gamble Co/The	845,035	73,349		Other Assets and Liabilities - (2.15)%		$(43,855)
				TOTAL NET ASSETS - 100.00%		$2,042,267
Diversified Financial Services - 6.87%
Mastercard Inc	684,476	73,253
Visa Inc	812,356	67,027		(a) Non-Income Producing Security
		$140,280
Electrical Components & Equipment - 0.53%
Acuity Brands Inc	48,931	10,940
				Portfolio Summary (unaudited)
Food - 4.34%				Sector		Percent
Kellogg Co	291,467	21,898		Consumer, Non-cyclical		29.06%
Kraft Heinz Co/The	362,700	32,262		Technology		22.69%
Mondelez International Inc	525,755	23,628		Communications		14.97%
Pinnacle Foods Inc	209,300	10,762		Consumer, Cyclical		14.67%
		$88,550		Financial		6.87%
Healthcare - Products - 8.62%				Investment Companies		5.75%
Boston Scientific Corp (a)	1,423,200	31,310		Industrial		4.45%
Edwards Lifesciences Corp (a)	511,938	48,747		Energy		2.77%
Intuitive Surgical Inc (a)	79,511	53,438		Basic Materials		0.92%
Thermo Fisher Scientific Inc	288,835	42,467		Other Assets and Liabilities		(2.15)%
		$175,962		TOTAL NET ASSETS		100.00%
Housewares - 1.53%
Newell Brands Inc	649,300	31,179

Internet - 14.97%
Alphabet Inc - A Shares (a)	121,252	98,202
Amazon.com Inc (a)	102,587	81,025
eBay Inc (a)	332,400	9,477
Facebook Inc (a)	738,512	96,738
Netflix Inc (a)	161,817	20,206
		$305,648
Leisure Products & Services - 1.76%
Royal Caribbean Cruises Ltd	468,402	36,006

Lodging - 1.25%
Wynn Resorts Ltd	269,960	25,525

Oil & Gas - 2.77%
Diamondback Energy Inc (a)	230,029	20,999
Pioneer Natural Resources Co	198,452	35,527
		$56,526
Pharmaceuticals - 3.08%
DexCom Inc (a)	401,922	31,446
Eli Lilly & Co	426,159	31,468
		$62,914

See accompanying notes.

Schedule of Investments
LargeCap Growth Fund I
October 31, 2016

COMMON STOCKS - 96.78%	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Advertising - 0.06%				Biotechnology (continued)
Clear Channel Outdoor Holdings Inc	10,845	$63		Amgen Inc	64,865	$9,156
Interpublic Group of Cos Inc/The	37,569	841		Biogen Inc (a)	97,916	27,434
Omnicom Group Inc	41,421	3,306		BioMarin Pharmaceutical Inc (a)	14,629	1,178
		$4,210		Celgene Corp (a)	296,777	30,324
Aerospace & Defense - 1.43%				Charles River Laboratories International Inc	4,679	355
				(a)
B/E Aerospace Inc	9,921	590
Boeing Co/The	602,682	85,840		Gilead Sciences Inc	114,403	8,423
				Illumina Inc (a)	67,698	9,217
General Dynamics Corp	6,445	971
				Incyte Corp (a)	136,803	11,898
HEICO Corp	2,776	188
				Intercept Pharmaceuticals Inc (a)	1,396	173
HEICO Corp - Class A	4,694	282
				Intrexon Corp (a)	4,711	123
Lockheed Martin Corp	24,335	5,996
				Ionis Pharmaceuticals Inc (a)	10,311	268
Northrop Grumman Corp	10,660	2,441
				Juno Therapeutics Inc (a)	4,824	117
Raytheon Co	14,477	1,978
				Regeneron Pharmaceuticals Inc (a)	6,710	2,315
Rockwell Collins Inc	11,866	1,000
				Seattle Genetics Inc (a)	8,190	423
Spirit AeroSystems Holdings Inc	7,349	370
				United Therapeutics Corp (a)	1,041	125
TransDigm Group Inc	4,485	1,222
				Vertex Pharmaceuticals Inc (a)	376,030	28,526
		$100,878
Agriculture - 0.52%						$286,816
Altria Group Inc	125,214	8,279		Building Materials - 0.40%
				Cree Inc (a)	3,227	72
Philip Morris International Inc	275,156	26,536
Reynolds American Inc	32,382	1,784		Eagle Materials Inc	4,653	377
		$36,599		Fortune Brands Home & Security Inc	14,397	787
Airlines - 1.70%				Lennox International Inc	3,696	539
Alaska Air Group Inc	645,515	46,619		Martin Marietta Materials Inc	5,161	957
American Airlines Group Inc	1,668,447	67,739		Masco Corp	20,867	644
Delta Air Lines Inc	62,227	2,599		Vulcan Materials Co	217,297	24,598
JetBlue Airways Corp (a)	5,178	91				$27,974
Southwest Airlines Co	64,649	2,589		Chemicals - 0.30%
				AdvanSix Inc (a)	2,847	45
		$119,637
Apparel - 1.39%				Air Products & Chemicals Inc	10,841	1,446
				Axalta Coating Systems Ltd (a)	15,314	385
Carter's Inc	5,032	435
Hanesbrands Inc	959,780	24,666		Celanese Corp	1,891	138
Michael Kors Holdings Ltd (a)	14,692	746		EI du Pont de Nemours & Co	81,697	5,620
NIKE Inc	84,764	4,253		International Flavors & Fragrances Inc	7,106	929
Ralph Lauren Corp	986	97		LyondellBasell Industries NV	22,962	1,827
Skechers U.S.A. Inc (a)	12,026	253		Monsanto Co	30,147	3,038
Under Armour Inc - Class A (a)	810,545	25,208		NewMarket Corp	688	276
Under Armour Inc - Class C (a)	1,603,750	41,473		PPG Industries Inc	16,847	1,569
VF Corp	21,661	1,174		Praxair Inc	16,054	1,879
		$98,305		RPM International Inc	12,104	575
				Sherwin-Williams Co/The	9,727	2,382
Automobile Manufacturers - 0.82%
				Valspar Corp/The	7,224	720
Ferrari NV	324,160	17,106		Versum Materials Inc (a)	5,420	123
PACCAR Inc	11,714	643
Tesla Motors Inc (a)	204,421	40,420		WR Grace & Co	3,939	264
						$21,216
		$58,169
				Commercial Services - 5.24%
Automobile Parts & Equipment - 0.12%
Adient plc (a)	1,255	57		AMERCO	389	125
				Aramark	10,924	407
BorgWarner Inc	3,802	136
				Automatic Data Processing Inc	29,191	2,541
Delphi Automotive PLC	17,318	1,127
				Booz Allen Hamilton Holding Corp	12,049	367
Lear Corp	5,926	728		CoreLogic Inc/United States (a)	6,907	294
Mobileye NV (a)	158,817	5,905
				CoStar Group Inc (a)	2,942	550
Visteon Corp	4,037	285
WABCO Holdings Inc (a)	5,087	501		Ecolab Inc	903,370	103,138
				Equifax Inc	10,798	1,339
		$8,739		Euronet Worldwide Inc (a)	5,197	413
Banks - 1.40%				FleetCor Technologies Inc (a)	529,716	92,859
Citizens Financial Group Inc	20,794	548		Gartner Inc (a)	7,685	661
First Republic Bank/CA	10,782	803		Global Payments Inc	13,887	1,007
Morgan Stanley	1,929,648	64,778		Herc Holdings Inc (a)	1,059	32
Signature Bank/New York NY (a)	2,697	325
				KAR Auction Services Inc	13,405	571
State Street Corp	456,800	32,072		Live Nation Entertainment Inc (a)	8,699	241
		$98,526		LSC Communications Inc	2,017	49
Beverages - 0.38%				MarketAxess Holdings Inc	3,340	504
Brown-Forman Corp - A Shares	5,170	251		Moody's Corp	9,675	973
Brown-Forman Corp - B Shares	16,249	750		Morningstar Inc	2,278	161
Coca-Cola Co/The	186,220	7,896		Nielsen Holdings PLC	17,990	810
Constellation Brands Inc	10,519	1,758		PayPal Holdings Inc (a)	3,685,853	153,553
Dr Pepper Snapple Group Inc	26,655	2,340		Quanta Services Inc (a)	5,839	168
Monster Beverage Corp (a)	8,844	1,276
				Robert Half International Inc	12,147	455
PepsiCo Inc	117,078	12,551		RR Donnelley & Sons Co	5,379	95
		$26,822		S&P Global Inc	24,656	3,004
Biotechnology - 4.06%				Sabre Corp	20,649	533
Alexion Pharmaceuticals Inc (a)	1,199,724	156,564
				Service Corp International/US	18,872	483
Alnylam Pharmaceuticals Inc (a)	5,527	197

See accompanying notes.

Schedule of Investments
LargeCap Growth Fund I
October 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Commercial Services (continued)				Electrical Components & Equipment (continued)
ServiceMaster Global Holdings Inc (a)	12,980	$465		Hubbell Inc	3,731	$390
Total System Services Inc	16,186	807				$2,466
TransUnion (a)	6,412	200		Electronics - 3.37%
United Rentals Inc (a)	7,486	566		Agilent Technologies Inc	8,754	381
Vantiv Inc (a)	14,594	852		Allegion PLC	9,249	591
Western Union Co/The	46,579	935		Amphenol Corp	1,704,731	112,393
WEX Inc (a)	4,001	437		Fitbit Inc (a)	10,202	135
		$369,595		Fortive Corp	2,205,179	112,575
Computers - 3.37%				Gentex Corp	20,442	346
Accenture PLC - Class A	39,847	4,632		Honeywell International Inc	71,189	7,808
Apple Inc	717,064	81,416		Johnson Controls International plc	12,546	506
Cognizant Technology Solutions Corp (a)	1,429,815	73,421		Mettler-Toledo International Inc (a)	2,391	966
CSRA Inc	16,747	420		National Instruments Corp	8,590	241
DST Systems Inc	3,612	347		PerkinElmer Inc	3,014	153
Fortinet Inc (a)	13,860	444		Trimble Inc (a)	19,726	545
Genpact Ltd (a)	2,830,411	65,071		Waters Corp (a)	6,980	971
International Business Machines Corp	69,159	10,629				$237,611
Leidos Holdings Inc	7,984	332		Engineering & Construction - 1.17%
NCR Corp (a)	12,990	455		SBA Communications Corp (a)	729,991	82,693
Teradata Corp (a)	14,240	384
VeriFone Systems Inc (a)	10,012	155		Entertainment - 0.02%
		$237,706		Cinemark Holdings Inc	10,880	433
Consumer Products - 0.11%				Gaming and Leisure Properties Inc	17,761	583
Avery Dennison Corp	7,904	552		Regal Entertainment Group	5,830	125
Church & Dwight Co Inc	23,076	1,114		Vail Resorts Inc	3,609	576
Clorox Co/The	16,010	1,921				$1,717
Kimberly-Clark Corp	32,923	3,767		Environmental Control - 0.05%
Spectrum Brands Holdings Inc	2,412	326		Stericycle Inc (a)	6,689	536
		$7,680		Waste Management Inc	42,150	2,767
Cosmetics & Personal Care - 1.60%						$3,303
Colgate-Palmolive Co	21,799	1,556		Food - 0.31%
Coty Inc (a)	3,132	72		Blue Buffalo Pet Products Inc (a)	6,160	155
Estee Lauder Cos Inc/The	1,276,385	111,211		Campbell Soup Co	16,871	917
		$112,839		ConAgra Foods Inc	21,917	1,056
Distribution & Wholesale - 0.06%				General Mills Inc	64,565	4,002
Fastenal Co	25,601	998		Hain Celestial Group Inc/The (a)	7,667	279
HD Supply Holdings Inc (a)	18,667	616		Hershey Co/The	12,339	1,264
LKQ Corp (a)	27,795	897		Hormel Foods Corp	21,292	820
Pool Corp	4,312	399		Ingredion Inc	4,668	612
Watsco Inc	2,723	374		Kellogg Co	14,608	1,097
WW Grainger Inc	4,924	1,025		Kraft Heinz Co/The	4,852	432
		$4,309		Kroger Co/The	111,969	3,469
Diversified Financial Services - 5.50%				McCormick & Co Inc/MD	10,383	995
Affiliated Managers Group Inc (a)	4,095	543		Pilgrim's Pride Corp	2,238	49
Alliance Data Systems Corp	5,280	1,080		Post Holdings Inc (a)	3,784	288
Ameriprise Financial Inc	4,653	411		Sprouts Farmers Market Inc (a)	13,043	289
Artisan Partners Asset Management Inc	4,529	118		Sysco Corp	64,454	3,102
CBOE Holdings Inc	7,604	481		TreeHouse Foods Inc (a)	2,036	178
Charles Schwab Corp/The	59,446	1,884		Tyson Foods Inc	24,480	1,734
CME Group Inc	166,000	16,617		WhiteWave Foods Co/The (a)	14,932	814
Credit Acceptance Corp (a)	841	155		Whole Foods Market Inc	5,839	165
Discover Financial Services	18,576	1,046				$21,717
Eaton Vance Corp	10,169	356		Food Service - 0.00%
Federated Investors Inc	10,211	276		US Foods Holding Corp (a)	4,960	112
Intercontinental Exchange Inc	149,371	40,389
Invesco Ltd	6,318	177		Hand & Machine Tools - 0.02%
Lazard Ltd	2,559	93		Lincoln Electric Holdings Inc	4,477	294
LPL Financial Holdings Inc	1,303	40		Snap-on Inc	4,095	631
Mastercard Inc	106,250	11,371		Stanley Black & Decker Inc	7,034	801
NorthStar Asset Management Group Inc	16,935	232				$1,726
T Rowe Price Group Inc	16,322	1,045		Healthcare - Products - 6.10%
TD Ameritrade Holding Corp	1,059,552	36,247		ABIOMED Inc (a)	3,711	390
Visa Inc	3,339,862	275,572		Align Technology Inc (a)	6,825	586
		$388,133		Baxter International Inc	15,236	725
Electric - 0.00%				Becton Dickinson and Co	20,670	3,471
Dominion Resources Inc/VA	3,253	245		Bio-Techne Corp	3,675	382
				Boston Scientific Corp (a)	132,758	2,921
Electrical Components & Equipment - 0.03%				Bruker Corp	11,976	245
Acuity Brands Inc	4,036	902		Cooper Cos Inc/The	3,530	621
AMETEK Inc	4,312	190		CR Bard Inc	4,662	1,010
Emerson Electric Co	16,965	860		Danaher Corp	2,648,529	208,042
Energizer Holdings Inc	2,652	124		Edwards Lifesciences Corp (a)	13,398	1,276
				Henry Schein Inc (a)	7,441	1,110

See accompanying notes.

Schedule of Investments
LargeCap Growth Fund I
October 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Healthcare - Products (continued)				Internet (continued)
Hill-Rom Holdings Inc	5,830	$323		F5 Networks Inc (a)	6,472	$894
Hologic Inc (a)	25,257	910		Facebook Inc (a)	2,262,749	296,398
IDEXX Laboratories Inc (a)	8,078	865		Flipkart Online Services Pvt Ltd (a),(b),(c),(d)	6,882	663
Intuitive Surgical Inc (a)	253,596	170,437		GoDaddy Inc (a)	5,884	211
Patterson Cos Inc	8,518	364		Groupon Inc (a)	37,469	149
ResMed Inc	12,872	769		Liberty Ventures (a)	2,797	112
St Jude Medical Inc	20,993	1,634		LinkedIn Corp (a)	7,470	1,416
Stryker Corp	252,697	29,148		Match Group Inc (a)	7,124	129
Teleflex Inc	1,122	161		Netflix Inc (a)	274,103	34,227
Thermo Fisher Scientific Inc	17,947	2,639		Palo Alto Networks Inc (a)	82,300	12,660
Varian Medical Systems Inc (a)	8,889	807		Priceline Group Inc/The (a)	113,706	167,629
VWR Corp (a)	1,978	54		Symantec Corp	9,700	243
West Pharmaceutical Services Inc	7,079	538		Tencent Holdings Ltd ADR	1,201,100	31,865
Zimmer Biomet Holdings Inc	11,497	1,212		TripAdvisor Inc (a)	1,440,137	92,860
		$430,640		VeriSign Inc (a)	9,143	768
Healthcare - Services - 4.08%				Yelp Inc (a)	4,980	163
Aetna Inc	285,331	30,630		Zillow Group Inc - A Shares (a)	3,358	111
Amsurg Corp (a)	3,245	194				$1,492,014
Anthem Inc	160,256	19,528		Iron & Steel - 0.00%
Centene Corp (a)	368,580	23,029		Steel Dynamics Inc	5,093	140
Cigna Corp	205,186	24,382
DaVita Inc (a)	1,115,269	65,377		Leisure Products & Services - 0.02%
HCA Holdings Inc (a)	13,261	1,015		Brunswick Corp/DE	7,618	331
Humana Inc	253,354	43,458		Harley-Davidson Inc	16,059	916
Laboratory Corp of America Holdings (a)	4,426	555		Polaris Industries Inc	5,665	434
MEDNAX Inc (a)	6,082	372		Vista Outdoor Inc (a)	1,729	67
Quintiles IMS Holdings Inc (a)	5,423	389				$1,748
Tenet Healthcare Corp (a)	7,600	150		Lodging - 1.36%
UnitedHealth Group Inc	550,916	77,861		Choice Hotels International Inc	3,412	165
Universal Health Services Inc	2,344	283		Hilton Worldwide Holdings Inc	1,494,333	33,772
WellCare Health Plans Inc (a)	4,119	468		Hyatt Hotels Corp (a)	1,584	80
		$287,691		Las Vegas Sands Corp	23,180	1,342
Home Builders - 0.03%				Marriott International Inc/MD	15,426	1,060
CalAtlantic Group Inc	1,285	42		MGM Resorts International (a)	2,225,932	58,253
DR Horton Inc	18,143	523		Wyndham Worldwide Corp	10,338	681
Lennar Corp - A Shares	9,523	397		Wynn Resorts Ltd	6,308	596
Lennar Corp - B Shares	2,869	96				$95,949
NVR Inc (a)	338	515		Machinery - Diversified - 2.16%
PulteGroup Inc	11,307	210		BWX Technologies Inc	10,186	399
Thor Industries Inc	5,244	416		Cognex Corp	8,564	442
Toll Brothers Inc (a)	7,378	202		Deere & Co	4,911	434
		$2,401		IDEX Corp	6,906	597
Home Furnishings - 0.02%				Manitowoc Foodservice Inc (a)	6,889	104
Harman International Industries Inc	3,213	256		Middleby Corp/The (a)	5,350	600
Leggett & Platt Inc	12,876	591		Nordson Corp	5,692	570
Tempur Sealy International Inc (a)	5,205	281		Rockwell Automation Inc	9,460	1,133
Whirlpool Corp	1,068	160		Roper Technologies Inc	437,770	75,869
		$1,288		Wabtec Corp/DE	925,830	71,576
Housewares - 0.04%				Xylem Inc/NY	9,640	466
Newell Brands Inc	29,856	1,434				$152,190
Scotts Miracle-Gro Co/The	4,182	368		Media - 0.61%
Toro Co/The	10,946	524		AMC Networks Inc (a)	6,143	301
Tupperware Brands Corp	5,458	325		Cable One Inc	534	308
		$2,651		CBS Corp	67,557	3,825
Insurance - 0.11%				Charter Communications Inc (a)	20,087	5,019
AmTrust Financial Services Inc	2,603	69		Comcast Corp - Class A	218,128	13,485
Aon PLC	25,966	2,878		Discovery Communications Inc - A Shares (a)	14,008	366
Arthur J Gallagher & Co	11,679	563		Discovery Communications Inc - C Shares (a)	21,515	540
Brown & Brown Inc	2,238	82		DISH Network Corp (a)	15,637	916
Erie Indemnity Co	2,160	221		FactSet Research Systems Inc	3,621	560
Lincoln National Corp	5,908	290		Scripps Networks Interactive Inc	8,329	536
Marsh & McLennan Cos Inc	50,762	3,218		Sirius XM Holdings Inc	168,212	701
Progressive Corp/The	3,539	112		Starz (a)	8,953	282
XL Group Ltd	9,388	326		Time Warner Inc	33,049	2,941
		$7,759		Twenty-First Century Fox Inc - A Shares	53,536	1,406
Internet - 21.14%				Twenty-First Century Fox Inc - B Shares	35,515	937
Alibaba Group Holding Ltd ADR(a)	302,700	30,781		Viacom Inc - A Shares	2,412	102
Alphabet Inc - A Shares (a)	243,305	197,053		Viacom Inc - B Shares	27,901	1,048
Alphabet Inc - C Shares (a)	232,450	182,366		Walt Disney Co/The	103,685	9,611
Amazon.com Inc (a)	551,204	435,352				$42,884
CDW Corp/DE	15,522	697		Metal Fabrication & Hardware - 0.00%
Dropbox Inc (a),(b),(c),(d)	52,984	474		Valmont Industries Inc	2,047	262
eBay Inc (a)	168,107	4,793

See accompanying notes.

Schedule of Investments
LargeCap Growth Fund I
October 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Mining - 0.00%				REITS (continued)
Royal Gold Inc	561	$39		CubeSmart	11,777	$307
				CyrusOne Inc	5,730	256
Miscellaneous Manufacturers - 0.47%				Digital Realty Trust Inc	9,372	876
3M Co	37,656	6,225		Empire State Realty Trust Inc	8,935	175
AO Smith Corp	14,284	645		Equinix Inc	4,398	1,571
Carlisle Cos Inc	2,316	243		Equity LifeStyle Properties Inc	7,496	568
Donaldson Co Inc	12,031	439		Essex Property Trust Inc	2,551	546
General Electric Co	114,300	3,326		Extra Space Storage Inc	11,055	809
Illinois Tool Works Inc	31,083	3,530		Federal Realty Investment Trust	6,526	948
Ingersoll-Rand PLC	19,974	1,344		Healthcare Trust of America Inc	9,161	280
Textron Inc	439,045	17,597		Iron Mountain Inc	22,487	758
		$33,349		Lamar Advertising Co	7,694	488
Office & Business Equipment - 0.00%				Life Storage Inc	3,245	262
Pitney Bowes Inc	18,585	332		Omega Healthcare Investors Inc	7,504	239
				Outfront Media Inc	2,498	54
Oil & Gas - 0.05%				Public Storage	15,158	3,239
Apache Corp	23,546	1,401		Regency Centers Corp	2,247	162
Cabot Oil & Gas Corp	30,281	632		Senior Housing Properties Trust	4,772	101
Continental Resources Inc/OK (a)	4,707	230		Simon Property Group Inc	26,737	4,972
Devon Energy Corp	5,739	217		Tanger Factory Outlet Centers Inc	8,954	312
Diamondback Energy Inc (a)	2,362	216		Ventas Inc	17,254	1,169
EOG Resources Inc	3,887	351				$23,872
Murphy USA Inc (a)	3,077	212		Retail - 6.95%
Parsley Energy Inc (a)	2,698	89		Advance Auto Parts Inc	6,201	869
Southwestern Energy Co (a)	46,504	483		AutoNation Inc (a)	3,177	139
		$3,831		AutoZone Inc (a)	1,864	1,383
Packaging & Containers - 0.06%				Bed Bath & Beyond Inc	2,993	121
Ball Corp	14,955	1,153		Brinker International Inc	6,420	316
Bemis Co Inc	2,273	111		Burlington Stores Inc (a)	4,408	330
Berry Plastics Group Inc (a)	11,600	507		Cabela's Inc (a)	1,053	65
Crown Holdings Inc (a)	12,459	676		CarMax Inc (a)	16,910	844
Graphic Packaging Holding Co	23,618	295		Casey's General Stores Inc	3,729	421
Owens-Illinois Inc (a)	16,023	309		Coach Inc	5,561	200
Packaging Corp of America	8,807	726		Copart Inc (a)	9,744	511
Sealed Air Corp	17,589	803		Costco Wholesale Corp	923,594	136,571
		$4,580		CVS Health Corp	97,899	8,233
Pharmaceuticals - 4.13%				Darden Restaurants Inc	11,361	736
AbbVie Inc	139,721	7,794		Dick's Sporting Goods Inc	7,091	395
ACADIA Pharmaceuticals Inc (a)	8,192	191		Dollar General Corp	413,360	28,559
Agios Pharmaceuticals Inc (a)	2,412	115		Dollar Tree Inc (a)	14,421	1,090
Akorn Inc (a)	8,216	197		Domino's Pizza Inc	4,770	807
Alkermes PLC (a)	12,807	646		Dunkin' Brands Group Inc	8,835	427
Allergan plc (a)	203,454	42,510		Foot Locker Inc	11,614	775
AmerisourceBergen Corp	16,105	1,132		Gap Inc/The	4,734	131
Bristol-Myers Squibb Co	562,397	28,632		Genuine Parts Co	12,788	1,158
Cardinal Health Inc	32,325	2,220		Home Depot Inc/The	121,663	14,844
DexCom Inc (a)	927,261	72,549		L Brands Inc	2,767	200
Eli Lilly & Co	245,099	18,098		Liberty Interactive Corp QVC Group (a)	22,903	423
Express Scripts Holding Co (a)	55,157	3,718		Lowe's Cos Inc	715,266	47,672
Herbalife Ltd (a)	6,932	421		lululemon athletica Inc (a)	8,844	506
Johnson & Johnson	45,278	5,252		McDonald's Corp	56,149	6,321
				Michaels Cos Inc/The (a)	9,478	220
McKesson Corp	22,334	2,840
Mead Johnson Nutrition Co	1,139,858	85,227		MSC Industrial Direct Co Inc	2,785	203
Merck & Co Inc	237,200	13,928		Nordstrom Inc	12,112	630
Mylan NV (a)	21,593	788		Nu Skin Enterprises Inc	2,143	132
Neurocrine Biosciences Inc (a)	7,314	320		O'Reilly Automotive Inc (a)	74,882	19,802
OPKO Health Inc (a)	24,106	227		Panera Bread Co (a)	2,169	414
Pfizer Inc	50,669	1,607		Ross Stores Inc	407,681	25,497
Premier Inc (a)	2,438	78		Sally Beauty Holdings Inc (a)	14,634	380
VCA Inc (a)	7,604	467		Signet Jewelers Ltd	6,533	531
Zoetis Inc	45,762	2,187		Starbucks Corp	2,714,085	144,037
		$291,144		Target Corp	4,046	278
Pipelines - 0.02%				TJX Cos Inc/The	79,796	5,885
ONEOK Inc	19,498	944		Tractor Supply Co	528,518	33,101
				Ulta Salon Cosmetics & Fragrance Inc (a)	5,209	1,268
Spectra Energy Corp	10,854	454
				Urban Outfitters Inc (a)	8,685	291
Williams Cos Inc/The	7,210	211
		$1,609		Walgreens Boots Alliance Inc	11,261	932
				Wendy's Co/The	14,802	160
REITS - 0.34%
Alexandria Real Estate Equities Inc	742	80		Williams-Sonoma Inc	8,753	405
American Tower Corp	26,927	3,156		Yum! Brands Inc	24,698	2,131
Boston Properties Inc	6,264	755				$490,344
Care Capital Properties Inc	1,937	51		Semiconductors - 3.18%
Crown Castle International Corp	19,097	1,738		Applied Materials Inc	91,405	2,658
				ASML Holding NV - NY Reg Shares	341,500	36,069

See accompanying notes.

Schedule of Investments
LargeCap Growth Fund I
October 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)		Shares Held	Value (000's)
Semiconductors (continued)				Textiles - 0.01%
Broadcom Ltd	24,116	$4,107		Mohawk Industries Inc (a)		4,562	$841
Intel Corp	56,100	1,956
IPG Photonics Corp (a)	3,068	298		Toys, Games & Hobbies - 0.03%
KLA-Tencor Corp	14,383	1,080		Hasbro Inc		10,597	884
Lam Research Corp	11,868	1,150		Mattel Inc		30,765	970
Linear Technology Corp	11,028	662					$1,854
Maxim Integrated Products Inc	26,150	1,036		Transportation - 0.76%
Microchip Technology Inc	19,327	1,170		CH Robinson Worldwide Inc		13,153	896
NVIDIA Corp	54,339	3,867		Expeditors International of Washington Inc		12,637	650
NXP Semiconductors NV (a)	1,614,527	161,453		FedEx Corp		257,563	44,899
ON Semiconductor Corp (a)	7,557	88		JB Hunt Transport Services Inc		8,410	686
Qorvo Inc (a)	1,874	104		Landstar System Inc		4,689	334
QUALCOMM Inc	37,051	2,546		Old Dominion Freight Line Inc (a)		4,218	315
Skyworks Solutions Inc	15,371	1,183		Union Pacific Corp		8,373	738
Texas Instruments Inc	64,086	4,541		United Parcel Service Inc		44,253	4,769
Xilinx Inc	8,500	432					$53,287
		$224,400		TOTAL COMMON STOCKS			$6,830,657
Shipbuilding - 0.01%				INVESTMENT COMPANIES - 2.43%		Shares Held	Value (000's)
Huntington Ingalls Industries Inc	3,910	631		Money Market Funds - 2.43%
				Cash Account Trust - Government & Agency		4,393,314	4,393
Software - 10.98%				Portfolio - Government Cash Managed
Activision Blizzard Inc	87,419	3,774		First American Government Obligations Fund		112,236,446	112,236
Adobe Systems Inc (a)	941,594	101,231
				Morgan Stanley Institutional Liquidity Funds -		54,679,544	54,680
Akamai Technologies Inc (a)	1,285,873	89,330
				Government Portfolio
ANSYS Inc (a)	628,965	57,456
							$171,309
Atlassian Corp PLC (a)	2,960	79
				TOTAL INVESTMENT COMPANIES			$171,309
Autodesk Inc (a)	15,181	1,097
Black Knight Financial Services Inc (a)	3,901	153		CONVERTIBLE PREFERRED STOCKS -
				0.44%		Shares Held	Value (000's)
Broadridge Financial Solutions Inc	11,479	742
Cadence Design Systems Inc (a)	29,141	745		Internet - 0.44%
				Airbnb Inc - Series D	0.00%(a),(b),(c),(d)	121,527	$12,760
CDK Global Inc	14,720	804		Airbnb Inc - Series E	0.00%(a),(b),(c),(d)	29,361	3,083
Cerner Corp (a)	18,607	1,090
				Dropbox Inc 0.00%(a),(b),(c),(d)		254,085	3,336
Citrix Systems Inc (a)	14,385	1,220
Donnelley Financial Solutions Inc (a)	2,017	43		Flipkart Online Services Pvt Ltd Series A		2,350	226
				0.00%(a),(b),(c),(d)
Dun & Bradstreet Corp/The	1,892	236
Electronic Arts Inc (a)	18,503	1,453		Flipkart Online Services Pvt Ltd Series C		4,148	399
				0.00%(a),(b),(c),(d)
Fidelity National Information Services Inc	11,806	873
First Data Corp (a)	31,106	435		Flipkart Online Services Pvt Ltd Series E		7,712	743
				0.00%(a),(b),(c),(d)
Fiserv Inc (a)	43,522	4,286
				Uber Technologies Inc	0.00%(a),(b),(c),(d)	209,292	10,208
Guidewire Software Inc (a)	6,925	398
							$30,755
Intuit Inc	229,101	24,913
				TOTAL CONVERTIBLE PREFERRED STOCKS			$30,755
Jack Henry & Associates Inc	7,776	630
Manhattan Associates Inc (a)	7,201	365		PREFERRED STOCKS - 0.23%		Shares Held	Value (000's)
Microsoft Corp	2,441,087	146,270		Internet - 0.11%
MSCI Inc	8,468	679		Flipkart Online Services Pvt Ltd Series G		34,940	3,365
NetSuite Inc (a)	1,184,619	110,311		0.00%(a),(b),(c),(d)
Nuance Communications Inc (a)	20,495	287		Uber Technologies Inc	0.00%(a),(b),(c),(d)	98,844	4,821
Oracle Corp	93,087	3,576					$8,186
Paychex Inc	57,898	3,196		Software - 0.12%
PTC Inc (a)	5,223	248		Magic Leap Inc 0.00%(a),(b),(c),(d)		168,788	3,888
Rackspace Hosting Inc (a)	12,130	387		Snapchat Inc 0.00%(a),(b),(c),(d)		146,799	4,509
Red Hat Inc (a)	16,431	1,273					$8,397
salesforce.com Inc (a)	2,081,439	156,441		TOTAL PREFERRED STOCKS			$16,583
ServiceNow Inc (a)	445,844	39,194		Total Investments			$7,049,304
Splunk Inc (a)	11,660	702		Other Assets and Liabilities - 0.12%			$8,678
SS&C Technologies Holdings Inc	14,298	457		TOTAL NET ASSETS - 100.00%			$7,057,982
Synopsys Inc (a)	2,878	171
Tyler Technologies Inc (a)	3,032	486
Ultimate Software Group Inc/The (a)	2,501	528		(a)	Non-Income Producing Security
Veeva Systems Inc (a)	9,541	371		(b)			Security is Illiquid. At the end of the period, the value of these securities
VMware Inc (a)	3,503	275		totaled $48,475 or 0.69% of net assets.
Workday Inc (a)	214,497	18,593		(c)			Restricted Security. Please see Restricted Security Sub-Schedule for more
		$774,798		information.
Telecommunications - 0.69%				(d)			Fair value of these investments is determined in good faith by the Manager
Arista Networks Inc (a)	4,291	364		under procedures established and periodically reviewed by the Board of
ARRIS International PLC (a)	5,486	152		Directors. At the end of the period, the fair value of these securities totaled
CommScope Holding Co Inc (a)	12,112	370		$48,475 or 0.69% of net assets.
Juniper Networks Inc	406,300	10,702
Motorola Solutions Inc	2,689	195
T-Mobile US Inc (a)	556,610	27,680
Verizon Communications Inc	176,212	8,476
Zayo Group Holdings Inc (a)	13,900	447
		$48,386

See accompanying notes.

Schedule of Investments
LargeCap Growth Fund I
October 31, 2016

Portfolio Summary (unaudited)
Sector		Percent
Consumer, Non-cyclical		26.58%
Communications		23.05%
Technology		17.60%
Consumer, Cyclical		12.57%
Industrial		9.93%
Financial		7.35%
Investment Companies		2.43%
Basic Materials		0.30%
Energy		0.07%
Utilities		0.00%
Other Assets and Liabilities		0.12%
TOTAL NET ASSETS		100.00%

Restricted Securities

Security Name		Trade Date	Cost	Value	Percent of Net Assets
Airbnb Inc - Series D		04/16/2014	$4,948	$12,760	0.18%
Airbnb Inc - Series E		07/14/2015	2,733	3,083	0.04%
Dropbox Inc		01/30/2014	4,854	3,336	0.05%
Dropbox Inc		11/07/2014	1,012	474	0.01%
Flipkart Online Services Pvt Ltd		03/19/2015	785	663	0.01%
Flipkart Online Services Pvt Ltd Series A		03/19/2015	268	226	0.00%
Flipkart Online Services Pvt Ltd Series C		03/19/2015	473	399	0.01%
Flipkart Online Services Pvt Ltd Series E		03/19/2015	879	743	0.01%
Flipkart Online Services Pvt Ltd Series G		12/17/2014	4,185	3,365	0.05%
Magic Leap Inc		01/20/2016	3,888	3,888	0.06%
Snapchat Inc		05/06/2016	4,509	4,509	0.06%
Uber Technologies Inc		12/03/2015	4,821	4,821	0.07%
Uber Technologies Inc		12/05/2014	6,973	10,208	0.14%

Amounts in thousands

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Fair Value	Appreciation/(Depreciation)
S&P 500 Emini; December 2016	Long	1,749	$187,770	$185,403	$(2,367)
Total					$(2,367)

Amounts in thousands except contracts

See accompanying notes.

Schedule of Investments
LargeCap Growth Fund II
October 31, 2016

COMMON STOCKS - 96.09%	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Advertising - 0.48%				Biotechnology (continued)
Clear Channel Outdoor Holdings Inc	843	$5		Illumina Inc (a)	4,169	$568
Interpublic Group of Cos Inc/The	2,923	65		Incyte Corp (a)	11,039	960
Omnicom Group Inc	31,043	2,478		Intercept Pharmaceuticals Inc (a)	109	13
		$2,548		Intrexon Corp (a)	397	10
				Ionis Pharmaceuticals Inc (a)	802	21
Aerospace & Defense - 1.52%
				Juno Therapeutics Inc (a)	407	10
B/E Aerospace Inc	772	46
				Regeneron Pharmaceuticals Inc (a)	5,489	1,894
Boeing Co/The	21,761	3,100
				Seattle Genetics Inc (a)	637	33
General Dynamics Corp	501	75
				United Therapeutics Corp (a)	87	10
HEICO Corp	224	15
				Vertex Pharmaceuticals Inc (a)	1,660	126
HEICO Corp - Class A	361	22
Lockheed Martin Corp	17,076	4,207				$19,715
Northrop Grumman Corp	831	190		Building Materials - 0.07%
Raytheon Co	1,127	154		Cree Inc (a)	272	6
Rockwell Collins Inc	922	78		Eagle Materials Inc	362	29
Spirit AeroSystems Holdings Inc	572	29		Fortune Brands Home & Security Inc	1,119	61
TransDigm Group Inc	349	95		Lennox International Inc	287	42
		$8,011		Martin Marietta Materials Inc	401	74
Agriculture - 1.19%				Masco Corp	1,623	50
Altria Group Inc	74,257	4,910		Vulcan Materials Co	843	96
Philip Morris International Inc	12,361	1,192				$358
Reynolds American Inc	2,519	139		Chemicals - 1.71%
		$6,241		AdvanSix Inc (a)	1,955	31
Airlines - 0.56%				Air Products & Chemicals Inc	844	113
				Axalta Coating Systems Ltd (a)	1,191	30
Alaska Air Group Inc	744	54
Delta Air Lines Inc	64,019	2,674		Celanese Corp	159	12
JetBlue Airways Corp (a)	402	7		Dow Chemical Co/The	59,911	3,224
Southwest Airlines Co	5,030	201		EI du Pont de Nemours & Co	6,357	437
		$2,936		International Flavors & Fragrances Inc	552	72
Apparel - 0.40%				LyondellBasell Industries NV	23,282	1,852
Carter's Inc	17,954	1,550		Monsanto Co	2,345	236
Michael Kors Holdings Ltd (a)	1,143	58		NewMarket Corp	53	21
NIKE Inc	6,597	331		PPG Industries Inc	1,322	123
Ralph Lauren Corp	76	7		Praxair Inc	1,250	146
Skechers U.S.A. Inc (a)	931	20		RPM International Inc	941	45
Under Armour Inc - Class C (a)	1,269	33		Sherwin-Williams Co/The	10,442	2,557
VF Corp	1,685	91		Valspar Corp/The	562	56
				Versum Materials Inc (a)	422	10
		$2,090
				WR Grace & Co	306	20
Automobile Manufacturers - 0.03%
PACCAR Inc	911	50				$8,985
Tesla Motors Inc (a)	580	115		Commercial Services - 2.40%
		$165		AMERCO	31	10
				Aramark	849	32
Automobile Parts & Equipment - 0.49%
Adient plc (a)	97	4		Automatic Data Processing Inc	2,271	198
				Booz Allen Hamilton Holding Corp	937	29
BorgWarner Inc	286	10		CoreLogic Inc/United States (a)	537	23
Delphi Automotive PLC	1,347	88		CoStar Group Inc (a)	228	43
Lear Corp	461	57
				Ecolab Inc	33,891	3,869
Visteon Corp	314	22
WABCO Holdings Inc (a)	24,234	2,386		Equifax Inc	841	104
				Euronet Worldwide Inc (a)	404	32
		$2,567		FleetCor Technologies Inc (a)	645	113
Banks - 0.02%				Gartner Inc (a)	598	51
Citizens Financial Group Inc	1,618	43		Global Payments Inc	1,080	78
First Republic Bank/CA	838	62		Herc Holdings Inc (a)	82	2
Signature Bank/New York NY (a)	209	25
				KAR Auction Services Inc	1,043	44
		$130		Live Nation Entertainment Inc (a)	676	19
Beverages - 3.63%				LSC Communications Inc	163	4
Brown-Forman Corp - A Shares	395	19		MarketAxess Holdings Inc	259	39
Brown-Forman Corp - B Shares	1,264	58		Moody's Corp	752	76
Coca-Cola Co/The	168,824	7,158		Morningstar Inc	168	12
Constellation Brands Inc	818	137		Nielsen Holdings PLC	1,400	63
Dr Pepper Snapple Group Inc	52,834	4,638		PayPal Holdings Inc (a)	5,634	235
(a)
Monster Beverage Corp	688	99		Quanta Services Inc (a)	434	12
PepsiCo Inc	65,024	6,971		Robert Half International Inc	944	35
		$19,080		RR Donnelley & Sons Co	436	8
Biotechnology - 3.75%				S&P Global Inc	1,918	234
Alexion Pharmaceuticals Inc (a)	1,464	191		Sabre Corp	1,606	41
Alnylam Pharmaceuticals Inc (a)	430	15
				Service Corp International/US	1,468	38
Amgen Inc	34,725	4,901		ServiceMaster Global Holdings Inc (a)	1,010	36
Biogen Inc (a)	10,781	3,021		Total System Services Inc	1,259	63
BioMarin Pharmaceutical Inc (a)	1,138	92		TransUnion (a)	518	16
Celgene Corp (a)	44,074	4,504		United Rentals Inc (a)	10,716	811
Charles River Laboratories International Inc	363	28		Vantiv Inc (a)	1,135	66
(a)				Verisk Analytics Inc (a)	74,410	6,068
Gilead Sciences Inc	45,074	3,318
See accompanying notes				328

Schedule of Investments
LargeCap Growth Fund II
October 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Commercial Services (continued)				Electronics - 1.77%
Western Union Co/The	3,668	$74		Agilent Technologies Inc	37,477	$1,633
WEX Inc (a)	311	34		Allegion PLC	719	46
		$12,612		Amphenol Corp	1,490	98
Computers - 6.07%				Fitbit Inc (a)	793	11
Accenture PLC - Class A	3,101	360		Fortive Corp	25,646	1,309
Apple Inc	243,614	27,660		Gentex Corp	1,590	27
Cognizant Technology Solutions Corp (a)	3,011	155		Honeywell International Inc	47,790	5,242
Computer Sciences Corp	16,443	895		Johnson Controls International plc	974	39
CSRA Inc	1,303	33		Mettler-Toledo International Inc (a)	188	76
Dell Technologies Inc - VMware Inc (a)	12,640	621		National Instruments Corp	652	18
DST Systems Inc	281	27		PerkinElmer Inc	225	12
Fortinet Inc (a)	1,078	35		Trimble Inc (a)	1,534	42
Genpact Ltd (a)	1,323	30		Waters Corp (a)	5,275	734
Hewlett Packard Enterprise Co	51,472	1,157				$9,287
International Business Machines Corp	5,382	827		Engineering & Construction - 0.01%
Leidos Holdings Inc	621	26		SBA Communications Corp (a)	526	60
NCR Corp (a)	1,010	35
Teradata Corp (a)	1,108	30		Entertainment - 0.03%
VeriFone Systems Inc (a)	805	12		Cinemark Holdings Inc	846	34
		$31,903		Gaming and Leisure Properties Inc	1,381	45
Consumer Products - 0.33%				Regal Entertainment Group	436	9
Avery Dennison Corp	614	43		Vail Resorts Inc	281	45
Church & Dwight Co Inc	24,979	1,206				$133
Clorox Co/The	1,246	149		Environmental Control - 0.05%
Kimberly-Clark Corp	2,563	293		Stericycle Inc (a)	520	42
Spectrum Brands Holdings Inc	187	25		Waste Management Inc	3,279	215
		$1,716				$257
Cosmetics & Personal Care - 0.75%				Food - 2.74%
Colgate-Palmolive Co	1,712	122		Blue Buffalo Pet Products Inc (a)	514	13
Coty Inc (a)	243	6		Campbell Soup Co	1,313	71
Estee Lauder Cos Inc/The	31,295	2,726		ConAgra Foods Inc	1,705	82
Procter & Gamble Co/The	12,656	1,099		General Mills Inc	69,075	4,282
		$3,953		Hain Celestial Group Inc/The (a)	596	22
Distribution & Wholesale - 0.54%				Hershey Co/The	960	98
Fastenal Co	66,652	2,597		Hormel Foods Corp	40,183	1,547
HD Supply Holdings Inc (a)	1,452	48		Ingredion Inc	370	49
LKQ Corp (a)	2,159	70		Kellogg Co	1,137	85
Pool Corp	335	31		Kraft Heinz Co/The	377	34
Watsco Inc	211	29		Kroger Co/The	114,847	3,558
WW Grainger Inc	383	80		McCormick & Co Inc/MD	42,378	4,063
		$2,855		Pilgrim's Pride Corp	188	4
				Post Holdings Inc (a)	294	22
Diversified Financial Services - 4.77%
Affiliated Managers Group Inc (a)	318	42		Sprouts Farmers Market Inc (a)	1,053	23
Alliance Data Systems Corp	415	85		Sysco Corp	5,014	241
				TreeHouse Foods Inc (a)	158	14
American Express Co	28,379	1,885
Ameriprise Financial Inc	362	32		Tyson Foods Inc	1,905	135
Artisan Partners Asset Management Inc	338	9		WhiteWave Foods Co/The (a)	1,161	63
CBOE Holdings Inc	47,321	2,991		Whole Foods Market Inc	454	13
Charles Schwab Corp/The	68,196	2,162				$14,419
Credit Acceptance Corp (a)	62	11		Food Service - 0.00%
Discover Financial Services	1,445	81		US Foods Holding Corp (a)	386	9
Eaton Vance Corp	791	28
Federated Investors Inc	794	22		Hand & Machine Tools - 0.03%
Intercontinental Exchange Inc	280	76		Lincoln Electric Holdings Inc	345	23
Invesco Ltd	491	14		Snap-on Inc	324	50
Lazard Ltd	178	7		Stanley Black & Decker Inc	547	62
LPL Financial Holdings Inc	101	3				$135
Mastercard Inc	66,588	7,126		Healthcare - Products - 3.81%
NorthStar Asset Management Group Inc	1,262	17		Abbott Laboratories	44,250	1,736
T Rowe Price Group Inc	1,270	81		ABIOMED Inc (a)	288	30
TD Ameritrade Holding Corp	1,532	52		Align Technology Inc (a)	531	46
Visa Inc	125,911	10,389		Baxter International Inc	1,185	56
		$25,113		Becton Dickinson and Co	1,609	270
Electric - 0.00%				Bio-Techne Corp	286	30
Dominion Resources Inc/VA	247	19		Boston Scientific Corp (a)	10,328	227
				Bruker Corp	931	19
Electrical Components & Equipment - 0.04%				Cooper Cos Inc/The	5,332	938
Acuity Brands Inc	314	70		CR Bard Inc	7,850	1,702
AMETEK Inc	346	15		Danaher Corp	51,575	4,051
Emerson Electric Co	1,320	67		Edwards Lifesciences Corp (a)	28,848	2,747
Energizer Holdings Inc	187	9		Henry Schein Inc (a)	14,043	2,096
Hubbell Inc	290	30		Hill-Rom Holdings Inc	453	25
		$191		Hologic Inc (a)	1,965	71

See accompanying notes				329

Schedule of Investments
LargeCap Growth Fund II
October 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Healthcare - Products (continued)				Internet (continued)
IDEXX Laboratories Inc (a)	628	$67		F5 Networks Inc (a)	497	$69
Intuitive Surgical Inc (a)	3,812	2,562		Facebook Inc (a)	47,990	6,286
Patterson Cos Inc	662	28		GoDaddy Inc (a)	457	16
ResMed Inc	1,000	60		Groupon Inc (a)	2,915	12
St Jude Medical Inc	1,648	128		Liberty Ventures (a)	217	9
Stryker Corp	1,676	193		LinkedIn Corp (a)	582	110
Teleflex Inc	87	13		Match Group Inc (a)	554	10
Thermo Fisher Scientific Inc	1,397	205		Netflix Inc (a)	2,031	254
Varian Medical Systems Inc (a)	28,700	2,604		Priceline Group Inc/The (a)	376	554
VWR Corp (a)	166	5		Symantec Corp	52,553	1,315
West Pharmaceutical Services Inc	550	42		TripAdvisor Inc (a)	24,171	1,559
Zimmer Biomet Holdings Inc	903	95		VeriSign Inc (a)	20,592	1,730
		$20,046		Yelp Inc (a)	408	13
Healthcare - Services - 2.82%				Zillow Group Inc - A Shares (a)	261	9
Aetna Inc	1,110	119				$57,110
Amsurg Corp (a)	243	15		Iron & Steel - 0.00%
Anthem Inc	782	95		Steel Dynamics Inc	429	12
Centene Corp (a)	877	55
Cigna Corp	417	50		Leisure Products & Services - 0.03%
DaVita Inc (a)	486	28		Brunswick Corp/DE	592	26
HCA Holdings Inc (a)	1,032	79		Harley-Davidson Inc	1,249	71
Humana Inc	1,154	198		Polaris Industries Inc	441	34
Laboratory Corp of America Holdings (a)	49,754	6,236		Vista Outdoor Inc (a)	134	5
MEDNAX Inc (a)	473	29				$136
Quest Diagnostics Inc	9,318	759		Lodging - 0.30%
Quintiles IMS Holdings Inc (a)	421	30		Choice Hotels International Inc	265	13
Tenet Healthcare Corp (a)	630	12		Hilton Worldwide Holdings Inc	3,180	72
UnitedHealth Group Inc	49,967	7,062		Hyatt Hotels Corp (a)	123	6
Universal Health Services Inc	182	22		Las Vegas Sands Corp	22,563	1,306
WellCare Health Plans Inc (a)	320	36		Marriott International Inc/MD	1,200	83
		$14,825		Wyndham Worldwide Corp	817	54
Home Builders - 0.04%				Wynn Resorts Ltd	491	46
CalAtlantic Group Inc	100	3				$1,580
DR Horton Inc	1,411	41		Machinery - Construction & Mining - 0.35%
Lennar Corp - A Shares	741	31		Caterpillar Inc	22,161	1,850
Lennar Corp - B Shares	223	8
NVR Inc (a)	27	41		Machinery - Diversified - 0.57%
PulteGroup Inc	879	16		BWX Technologies Inc	792	31
Thor Industries Inc	407	32		Cognex Corp	666	34
Toll Brothers Inc (a)	574	16		Deere & Co	382	34
		$188		IDEX Corp	537	46
Home Furnishings - 0.02%				Manitowoc Foodservice Inc (a)	581	9
Harman International Industries Inc	250	20		Middleby Corp/The (a)	416	47
Leggett & Platt Inc	1,001	46		Nordson Corp	443	44
Tempur Sealy International Inc (a)	405	22		Rockwell Automation Inc	736	88
Whirlpool Corp	83	12		Roper Technologies Inc	252	44
		$100		Wabtec Corp/DE	33,598	2,598
Housewares - 0.04%				Xylem Inc/NY	750	36
Newell Brands Inc	2,345	112				$3,011
Scotts Miracle-Gro Co/The	325	29		Media - 4.62%
Toro Co/The	850	41		AMC Networks Inc (a)	478	23
Tupperware Brands Corp	424	25		Cable One Inc	41	24
		$207		CBS Corp	5,258	298
Insurance - 1.80%				Charter Communications Inc (a)	1,563	391
American International Group Inc	21,080	1,301		Comcast Corp - Class A	226,809	14,021
AmTrust Financial Services Inc	219	6		Discovery Communications Inc - A Shares (a)	1,088	28
Aon PLC	2,020	224		Discovery Communications Inc - C Shares (a)	1,673	42
Arthur J Gallagher & Co	908	44		DISH Network Corp (a)	1,216	71
Berkshire Hathaway Inc - Class B (a)	21,910	3,162		FactSet Research Systems Inc	281	43
Brown & Brown Inc	188	7		Scripps Networks Interactive Inc	647	42
Erie Indemnity Co	162	16		Sirius XM Holdings Inc	258,293	1,077
Lincoln National Corp	455	22		Starz (a)	696	22
Marsh & McLennan Cos Inc	73,400	4,652		Time Warner Inc	2,571	229
Progressive Corp/The	275	9		Twenty-First Century Fox Inc - A Shares	4,166	109
XL Group Ltd	730	25		Twenty-First Century Fox Inc - B Shares	2,762	73
		$9,468		Viacom Inc - A Shares	203	9
Internet - 10.86%				Viacom Inc - B Shares	2,170	81
Alphabet Inc - A Shares (a)	34,500	27,942		Walt Disney Co/The	83,451	7,736
Alphabet Inc - C Shares (a)	1,476	1,158				$24,319
Amazon.com Inc (a)	14,360	11,342		Metal Fabrication & Hardware - 0.00%
CDW Corp/DE	28,253	1,269		Valmont Industries Inc	156	20
eBay Inc (a)	74,930	2,136
Expedia Inc	10,194	1,317

See accompanying notes				330

Schedule of Investments
LargeCap Growth Fund II
October 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Mining - 0.00%				REITS (continued)
Royal Gold Inc	43	$3		American Tower Corp	2,094	$245
				Boston Properties Inc	487	59
Miscellaneous Manufacturers - 1.75%				Care Capital Properties Inc	150	4
3M Co	44,062	7,283		Crown Castle International Corp	1,486	135
AO Smith Corp	1,110	50		CubeSmart	916	24
Carlisle Cos Inc	188	20		CyrusOne Inc	445	20
Donaldson Co Inc	936	34		Digital Realty Trust Inc	728	68
General Electric Co	8,896	259		Empire State Realty Trust Inc	695	14
Illinois Tool Works Inc	2,419	275		Equinix Inc	343	122
Ingersoll-Rand PLC	1,555	105		Equity LifeStyle Properties Inc	583	44
Parker-Hannifin Corp	9,576	1,175		Essex Property Trust Inc	199	43
Textron Inc	672	27		Extra Space Storage Inc	859	63
		$9,228		Federal Realty Investment Trust	507	74
Office & Business Equipment - 0.00%				Healthcare Trust of America Inc	712	22
Pitney Bowes Inc	1,446	26		Iron Mountain Inc	1,749	59
				Lamar Advertising Co	598	38
Oil & Gas - 0.41%				Life Storage Inc	251	20
Apache Corp	1,832	109		Omega Healthcare Investors Inc	583	19
Cabot Oil & Gas Corp	2,356	49		Outfront Media Inc	159	3
Concho Resources Inc (a)	14,636	1,858		Public Storage	1,180	252
Continental Resources Inc/OK (a)	366	18		Regency Centers Corp	164	12
Devon Energy Corp	446	17		Senior Housing Properties Trust	402	8
Diamondback Energy Inc (a)	183	17		Simon Property Group Inc	15,345	2,854
EOG Resources Inc	302	27		Tanger Factory Outlet Centers Inc	696	24
Murphy USA Inc (a)	239	16		Ventas Inc	1,342	91
Parsley Energy Inc (a)	227	7				$4,323
Southwestern Energy Co (a)	3,618	38		Retail - 12.61%
		$2,156		Advance Auto Parts Inc	482	67
Oil & Gas Services - 0.32%				AutoNation Inc (a)	227	10
Halliburton Co	36,797	1,693		AutoZone Inc (a)	8,058	5,980
				Bed Bath & Beyond Inc	252	10
Packaging & Containers - 0.07%				Brinker International Inc	499	25
Ball Corp	1,163	90		Burlington Stores Inc (a)	343	26
Bemis Co Inc	191	9		Cabela's Inc (a)	88	5
Berry Plastics Group Inc (a)	902	39		CarMax Inc (a)	1,315	66
Crown Holdings Inc (a)	969	53		Casey's General Stores Inc	290	33
Graphic Packaging Holding Co	1,837	23		Coach Inc	37,355	1,341
Owens-Illinois Inc (a)	1,246	24		Copart Inc (a)	758	40
Packaging Corp of America	685	57		Costco Wholesale Corp	43,972	6,503
Sealed Air Corp	1,368	62		CVS Health Corp	67,318	5,662
		$357		Darden Restaurants Inc	877	57
Pharmaceuticals - 4.92%				Dick's Sporting Goods Inc	551	31
AbbVie Inc	56,593	3,156		Dollar General Corp	1,405	97
ACADIA Pharmaceuticals Inc (a)	637	15		Dollar Tree Inc (a)	110,514	8,350
Agios Pharmaceuticals Inc (a)	203	10		Domino's Pizza Inc	371	63
Akorn Inc (a)	670	16		Dunkin' Brands Group Inc	687	33
Alkermes PLC (a)	996	50		Foot Locker Inc	903	60
Allergan plc (a)	1,167	244		Gap Inc/The	330	9
AmerisourceBergen Corp	1,253	88		Genuine Parts Co	986	89
Bristol-Myers Squibb Co	68,904	3,508		Home Depot Inc/The	75,162	9,170
Cardinal Health Inc	37,442	2,572		L Brands Inc	205	15
				Liberty Interactive Corp QVC Group (a)	1,782	33
Eli Lilly & Co	4,849	358
Express Scripts Holding Co (a)	58,627	3,951		Lowe's Cos Inc	7,912	527
Herbalife Ltd (a)	555	34		lululemon athletica Inc (a)	688	39
Johnson & Johnson	59,856	6,943		McDonald's Corp	41,429	4,664
				Michaels Cos Inc/The (a)	737	17
McKesson Corp	16,968	2,158
Mead Johnson Nutrition Co	7,163	536		MSC Industrial Direct Co Inc	207	15
Mylan NV (a)	1,679	61		Nordstrom Inc	942	49
Neurocrine Biosciences Inc (a)	569	25		Nu Skin Enterprises Inc	180	11
OPKO Health Inc (a)	1,961	18		O'Reilly Automotive Inc (a)	20,840	5,511
				Panera Bread Co (a)	169	32
Pfizer Inc	3,976	126
Premier Inc (a)	205	7		Ross Stores Inc	29,428	1,841
Teva Pharmaceutical Industries Ltd ADR	14,098	603		Sally Beauty Holdings Inc (a)	1,137	29
VCA Inc (a)	20,045	1,232		Signet Jewelers Ltd	508	41
Zoetis Inc	3,560	170		Starbucks Corp	56,163	2,980
		$25,881		Target Corp	314	22
Pipelines - 0.02%				TJX Cos Inc/The	122,022	8,999
ONEOK Inc	1,517	74		Tractor Supply Co	912	57
				Ulta Salon Cosmetics & Fragrance Inc (a)	406	99
Spectra Energy Corp	844	35
				Urban Outfitters Inc (a)	675	23
Williams Cos Inc/The	541	16
		$125		Walgreens Boots Alliance Inc	876	72
				Wal-Mart Stores Inc	36,391	2,548
REITS - 0.82%
Alexandria Real Estate Equities Inc	57	6		Wendy's Co/The	1,105	12
				Williams-Sonoma Inc	16,929	782
See accompanying notes				331

Schedule of Investments
LargeCap Growth Fund II
October 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Retail (continued)				Telecommunications (continued)
Yum! Brands Inc	1,922	$166		Verizon Communications Inc	179,364	$8,627
		$66,311		Zayo Group Holdings Inc (a)	1,081	35
Semiconductors - 2.79%						$8,803
Applied Materials Inc	7,109	207		Textiles - 0.01%
ASML Holding NV - NY Reg Shares	17,972	1,898		Mohawk Industries Inc (a)	354	65
Broadcom Ltd	13,605	2,317
Intel Corp	162,094	5,652		Toys, Games & Hobbies - 0.03%
IPG Photonics Corp (a)	238	23		Hasbro Inc	823	69
KLA-Tencor Corp	1,120	84		Mattel Inc	2,393	75
Lam Research Corp	923	89				$144
Linear Technology Corp	857	52		Transportation - 1.89%
Marvell Technology Group Ltd	70,949	924		CH Robinson Worldwide Inc	1,023	70
Maxim Integrated Products Inc	46,252	1,833		Expeditors International of Washington Inc	92,903	4,782
Microchip Technology Inc	1,503	91		FedEx Corp	16,663	2,905
NVIDIA Corp	4,228	301		JB Hunt Transport Services Inc	654	53
ON Semiconductor Corp (a)	637	7		Landstar System Inc	364	26
Qorvo Inc (a)	158	9		Old Dominion Freight Line Inc (a)	328	24
QUALCOMM Inc	2,882	198		Union Pacific Corp	19,262	1,698
Skyworks Solutions Inc	1,196	92		United Parcel Service Inc	3,443	371
Texas Instruments Inc	4,987	353				$9,929
Xilinx Inc	10,310	525		TOTAL COMMON STOCKS		$505,387
		$14,655		INVESTMENT COMPANIES - 2.66%	Shares Held	Value(000	's)
Shipbuilding - 0.01%				Money Market Funds - 2.66%
Huntington Ingalls Industries Inc	304	49		Cash Account Trust - Government & Agency	342,781	343
				Portfolio - Government Cash Managed
Software - 10.13%				First American Government Obligations Fund	2,745,025	2,745
Activision Blizzard Inc	6,803	294		Morgan Stanley Institutional Liquidity Funds -	10,894,337	10,894
Adobe Systems Inc (a)	4,373	470
				Government Portfolio
Akamai Technologies Inc (a)	1,137	79
						$13,982
ANSYS Inc (a)	224	20
				TOTAL INVESTMENT COMPANIES		$13,982
Atlassian Corp PLC (a)	230	6
Autodesk Inc (a)	1,181	85		Total Investments		$519,369
Black Knight Financial Services Inc (a)	303	12		Other Assets and Liabilities - 1.25%		$6,557
				TOTAL NET ASSETS - 100.00%		$525,926
Broadridge Financial Solutions Inc	41,793	2,703
Cadence Design Systems Inc (a)	2,267	58
CDK Global Inc	1,145	63		(a) Non-Income Producing Security
Cerner Corp (a)	35,376	2,072
Citrix Systems Inc (a)	73,787	6,257
Donnelley Financial Solutions Inc (a)	163	3
Dun & Bradstreet Corp/The	147	18		Portfolio Summary (unaudited)
Electronic Arts Inc (a)	28,158	2,211		Sector		Percent
Fidelity National Information Services Inc	918	68		Consumer, Non-cyclical		26.39%
First Data Corp (a)	2,419	34		Technology		18.94%
Fiserv Inc (a)	35,519	3,498		Communications		17.63%
Guidewire Software Inc (a)	538	31		Consumer, Cyclical		15.13%
Intuit Inc	1,219	133		Industrial		8.13%
Jack Henry & Associates Inc	605	49		Financial		7.41%
Manhattan Associates Inc (a)	560	28		Investment Companies		2.66%
Microsoft Corp	357,913	21,446		Basic Materials		1.71%
MSCI Inc	658	53		Energy		0.75%
NetSuite Inc (a)	276	26		Utilities		0.00%
Nuance Communications Inc (a)	1,594	22		Other Assets and Liabilities		1.25%
Oracle Corp	201,327	7,735		TOTAL NET ASSETS		100.00%
Paychex Inc	4,505	249
PTC Inc (a)	406	19
Rackspace Hosting Inc (a)	943	30
Red Hat Inc (a)	1,278	99
salesforce.com Inc (a)	33,612	2,527
Splunk Inc (a)	27,886	1,679
SS&C Technologies Holdings Inc	1,112	35
Synopsys Inc (a)	224	13
Tyler Technologies Inc (a)	235	38
Ultimate Software Group Inc/The (a)	195	41
Veeva Systems Inc (a)	742	29
VMware Inc (a)	12,434	977
Workday Inc (a)	793	69
		$53,279
Telecommunications - 1.67%
Arista Networks Inc (a)	333	28
ARRIS International PLC (a)	421	12
CommScope Holding Co Inc (a)	942	29
Motorola Solutions Inc	200	14
T-Mobile US Inc (a)	1,167	58

See accompanying notes				332

Schedule of Investments
LargeCap Growth Fund II
October 31, 2016

Foreign Currency Contracts

						Unrealized Appreciation/(Depreciation)
Counterparty	Delivery Date	Contracts to Accept		In Exchange For	Fair Value		Asset	Liability
UBS AG	12/30/2016	EUR	104,335	$116	$115	$	— $	(1)
Total						$	— $	(1)
						Unrealized Appreciation/(Depreciation)
Counterparty	Delivery Date	Contracts to Deliver		In Exchange For	Fair Value		Asset	Liability
UBS AG	12/30/2016	EUR	1,595,436	$1,791	$1,756		$36	$(1)
Total							$36	$(1)

Amounts in thousands except contracts

Futures Contracts

								Unrealized
Type	Long/Short		Contracts	Notional Value			Fair Value	Appreciation/(Depreciation)
S&P 500 Emini; December 2016		Long	183	$19,624			$19,399	$(225)
Total								$(225)

Amounts in thousands except contracts

See accompanying notes

Schedule of Investments
LargeCap S&P 500 Index Fund
October 31, 2016

COMMON STOCKS - 99.29%	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Advertising - 0.15%				Beverages - 2.23%
Interpublic Group of Cos Inc/The	107,229	$2,401		Brown-Forman Corp - B Shares	48,808	$2,253
Omnicom Group Inc	63,297	5,052		Coca-Cola Co/The	1,039,469	44,074
		$7,453		Constellation Brands Inc	47,405	7,922
Aerospace & Defense - 2.14%				Dr Pepper Snapple Group Inc	49,614	4,356
Boeing Co/The	155,249	22,112		Molson Coors Brewing Co	49,293	5,117
				Monster Beverage Corp (a)	36,166	5,220
General Dynamics Corp	76,790	11,575
Harris Corp	33,241	2,965		PepsiCo Inc	385,117	41,285
L-3 Communications Holdings Inc	20,669	2,830				$110,227
Lockheed Martin Corp	67,553	16,644		Biotechnology - 2.36%
Northrop Grumman Corp	47,786	10,943		Alexion Pharmaceuticals Inc (a)	60,008	7,831
Raytheon Co	78,967	10,788		Amgen Inc	200,260	28,269
Rockwell Collins Inc	34,769	2,932		Biogen Inc (a)	58,636	16,429
TransDigm Group Inc	13,398	3,650		Celgene Corp (a)	207,420	21,194
United Technologies Corp	208,283	21,287		Gilead Sciences Inc	353,139	26,001
		$105,726		Illumina Inc (a)	39,230	5,341
				Regeneron Pharmaceuticals Inc (a)	20,195	6,968
Agriculture - 1.89%
				Vertex Pharmaceuticals Inc (a)	66,305	5,030
Altria Group Inc	522,850	34,571
Archer-Daniels-Midland Co	155,679	6,783				$117,063
Philip Morris International Inc	415,134	40,035		Building Materials - 0.25%
Reynolds American Inc	221,534	12,202		Fortune Brands Home & Security Inc	41,184	2,250
		$93,591		Martin Marietta Materials Inc	16,975	3,147
Airlines - 0.56%				Masco Corp	88,365	2,728
Alaska Air Group Inc	32,938	2,379		Vulcan Materials Co	35,609	4,031
American Airlines Group Inc	141,804	5,757				$12,156
Delta Air Lines Inc	200,407	8,371		Chemicals - 1.89%
Southwest Airlines Co	165,973	6,647		Air Products & Chemicals Inc	57,948	7,731
United Continental Holdings Inc (a)	78,511	4,415		Albemarle Corp	30,078	2,513
		$27,569		CF Industries Holdings Inc	62,385	1,498
Apparel - 0.65%				Dow Chemical Co/The	301,538	16,226
Hanesbrands Inc	101,098	2,598		Eastman Chemical Co	39,527	2,842
Michael Kors Holdings Ltd (a)	45,227	2,297		EI du Pont de Nemours & Co	233,968	16,095
NIKE Inc	360,822	18,106		FMC Corp	35,807	1,679
Ralph Lauren Corp	15,086	1,480		International Flavors & Fragrances Inc	21,298	2,785
Under Armour Inc - Class A (a)	49,074	1,526		LyondellBasell Industries NV	91,222	7,257
Under Armour Inc - Class C (a)	49,329	1,276		Monsanto Co	117,095	11,800
VF Corp	88,786	4,813		Mosaic Co/The	93,711	2,205
		$32,096		PPG Industries Inc	71,256	6,636
Automobile Manufacturers - 0.59%				Praxair Inc	76,327	8,935
Ford Motor Co	1,044,276	12,260		Sherwin-Williams Co/The	21,470	5,257
General Motors Co	380,352	12,019				$93,459
PACCAR Inc	93,801	5,151		Commercial Services - 1.44%
		$29,430		Automatic Data Processing Inc	122,072	10,628
Automobile Parts & Equipment - 0.20%				Cintas Corp	22,866	2,439
Adient plc (a)	25,260	1,150		Ecolab Inc	70,227	8,018
BorgWarner Inc	53,897	1,932		Equifax Inc	31,933	3,959
Delphi Automotive PLC	72,991	4,749		Global Payments Inc	41,111	2,981
Goodyear Tire & Rubber Co/The	70,230	2,039		H&R Block Inc	58,629	1,347
		$9,870		Moody's Corp	44,769	4,500
				Nielsen Holdings PLC	89,888	4,047
Banks - 6.98%				PayPal Holdings Inc (a)	300,362	12,513
Bank of America Corp	2,730,797	45,058		Quanta Services Inc (a)	40,426	1,162
Bank of New York Mellon Corp/The	285,708	12,363
				Robert Half International Inc	34,825	1,303
BB&T Corp	217,959	8,544
				S&P Global Inc	70,646	8,608
Capital One Financial Corp	135,425	10,027
				Total System Services Inc	44,274	2,208
Citigroup Inc	777,476	38,213		United Rentals Inc (a)	23,056	1,745
Citizens Financial Group Inc	139,010	3,662		Verisk Analytics Inc (a)	42,051	3,429
Comerica Inc	46,536	2,424
				Western Union Co/The	130,517	2,620
Fifth Third Bancorp	205,081	4,463
Goldman Sachs Group Inc/The	100,906	17,985				$71,507
Huntington Bancshares Inc/OH	290,484	3,079		Computers - 5.16%
JPMorgan Chase & Co	966,563	66,944		Accenture PLC - Class A	166,591	19,364
KeyCorp	289,590	4,089		Apple Inc	1,441,943	163,718
				Cognizant Technology Solutions Corp (a)	162,417	8,340
M&T Bank Corp	41,951	5,149
Morgan Stanley	393,931	13,224		CSRA Inc	38,970	978
Northern Trust Corp	56,997	4,128		Hewlett Packard Enterprise Co	444,673	9,992
PNC Financial Services Group Inc/The	131,500	12,571		HP Inc	457,829	6,634
Regions Financial Corp	335,890	3,597		International Business Machines Corp	232,762	35,773
State Street Corp	98,105	6,888		NetApp Inc	74,571	2,531
SunTrust Banks Inc	134,177	6,069		Seagate Technology PLC	79,907	2,742
				Teradata Corp (a)	34,894	941
US Bancorp	430,524	19,270
Wells Fargo & Co	1,215,166	55,910		Western Digital Corp	76,069	4,445
Zions Bancorporation	54,887	1,768				$255,458
		$345,425		Consumer Products - 0.41%
				Avery Dennison Corp	23,778	1,659

See accompanying notes				334

Schedule of Investments
LargeCap S&P 500 Index Fund
October 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Consumer Products (continued)				Electronics (continued)
Church & Dwight Co Inc	68,933	$3,327		Fortive Corp	80,454	$4,107
Clorox Co/The	34,645	4,158		Garmin Ltd	30,831	1,491
Kimberly-Clark Corp	96,238	11,011		Honeywell International Inc	203,609	22,332
		$20,155		Johnson Controls International plc	252,598	10,185
Cosmetics & Personal Care - 1.76%				Mettler-Toledo International Inc (a)	7,088	2,864
Colgate-Palmolive Co	238,562	17,024		PerkinElmer Inc	29,275	1,490
Coty Inc (a)	126,098	2,899		TE Connectivity Ltd	95,144	5,982
Estee Lauder Cos Inc/The	59,124	5,151		Waters Corp (a)	21,561	3,000
Procter & Gamble Co/The	714,155	61,989				$69,841
		$87,063		Energy - Alternate Sources - 0.02%
Distribution & Wholesale - 0.18%				First Solar Inc (a)	20,543	832
Fastenal Co	77,327	3,014
LKQ Corp (a)	82,181	2,653		Engineering & Construction - 0.07%
WW Grainger Inc	14,875	3,096		Fluor Corp	37,262	1,937
		$8,763		Jacobs Engineering Group Inc (a)	32,494	1,676
Diversified Financial Services - 3.22%						$3,613
Affiliated Managers Group Inc (a)	14,416	1,913		Environmental Control - 0.25%
Alliance Data Systems Corp	15,662	3,202		Republic Services Inc	62,386	3,283
American Express Co	207,650	13,792		Stericycle Inc (a)	22,757	1,823
Ameriprise Financial Inc	43,196	3,818		Waste Management Inc	108,887	7,149
BlackRock Inc	32,649	11,141				$12,255
Charles Schwab Corp/The	322,171	10,213		Food - 1.86%
CME Group Inc	90,676	9,077		Campbell Soup Co	52,034	2,828
Discover Financial Services	108,010	6,084		ConAgra Foods Inc	111,531	5,374
E*TRADE Financial Corp (a)	73,237	2,062		General Mills Inc	159,762	9,902
Franklin Resources Inc	94,043	3,166		Hershey Co/The	37,561	3,849
Intercontinental Exchange Inc	31,880	8,620		Hormel Foods Corp	72,312	2,784
Invesco Ltd	109,693	3,081		JM Smucker Co/The	31,153	4,091
Legg Mason Inc	24,680	709		Kellogg Co	67,484	5,070
Mastercard Inc	256,609	27,462		Kraft Heinz Co/The	159,440	14,182
Nasdaq Inc	30,550	1,954		Kroger Co/The	253,949	7,867
Navient Corp	84,837	1,084		McCormick & Co Inc/MD	30,784	2,951
Synchrony Financial	211,999	6,061		Mondelez International Inc	416,260	18,707
T Rowe Price Group Inc	66,512	4,258		Sysco Corp	136,668	6,576
Visa Inc	504,808	41,652		Tyson Foods Inc	79,596	5,639
		$159,349		Whole Foods Market Inc	85,311	2,413
Electric - 3.04%						$92,233
AES Corp/VA	176,371	2,076		Forest Products & Paper - 0.10%
Alliant Energy Corp	60,834	2,315		International Paper Co	110,037	4,955
Ameren Corp	64,928	3,243
American Electric Power Co Inc	131,580	8,532		Gas - 0.24%
CMS Energy Corp	74,667	3,147		CenterPoint Energy Inc	115,250	2,628
Consolidated Edison Inc	81,461	6,154		NiSource Inc	86,216	2,005
Dominion Resources Inc/VA	167,453	12,592		Sempra Energy	66,846	7,159
DTE Energy Co	48,016	4,610				$11,792
Duke Energy Corp	184,358	14,752		Hand & Machine Tools - 0.14%
Edison International	87,186	6,406		Snap-on Inc	15,544	2,395
Entergy Corp	47,895	3,529		Stanley Black & Decker Inc	40,253	4,583
Eversource Energy	84,884	4,674				$6,978
Exelon Corp	246,959	8,414		Healthcare - Products - 3.04%
FirstEnergy Corp	113,782	3,902		Abbott Laboratories	393,369	15,436
NextEra Energy Inc	124,988	15,998		Baxter International Inc	130,989	6,234
NRG Energy Inc	84,368	897		Becton Dickinson and Co	56,978	9,567
PG&E Corp	133,399	8,287		Boston Scientific Corp (a)	364,133	8,011
Pinnacle West Capital Corp	29,750	2,265		Cooper Cos Inc/The	13,030	2,294
PPL Corp	181,457	6,231		CR Bard Inc	19,656	4,259
Public Service Enterprise Group Inc	135,383	5,697		Danaher Corp	162,612	12,773
SCANA Corp	38,244	2,806		DENTSPLY SIRONA Inc	62,353	3,590
Southern Co/The	261,901	13,506		Edwards Lifesciences Corp (a)	56,966	5,424
WEC Energy Group Inc	84,459	5,044		Henry Schein Inc (a)	21,888	3,266
Xcel Energy Inc	135,927	5,648		Hologic Inc (a)	74,238	2,673
		$150,725		Intuitive Surgical Inc (a)	10,300	6,923
Electrical Components & Equipment - 0.28%				Medtronic PLC	369,805	30,331
Acuity Brands Inc	11,744	2,626		Patterson Cos Inc	22,297	952
AMETEK Inc	62,195	2,743		St Jude Medical Inc	76,246	5,935
Emerson Electric Co	172,210	8,727		Stryker Corp	83,135	9,590
		$14,096		Thermo Fisher Scientific Inc	105,504	15,512
Electronics - 1.41%				Varian Medical Systems Inc (a)	24,988	2,267
Agilent Technologies Inc	87,109	3,795		Zimmer Biomet Holdings Inc	53,523	5,641
Allegion PLC	25,662	1,638				$150,678
Amphenol Corp	82,614	5,447		Healthcare - Services - 1.83%
Corning Inc	277,467	6,301		Aetna Inc	93,873	10,077
FLIR Systems Inc	36,736	1,209		Anthem Inc	70,424	8,582

See accompanying notes				335

Schedule of Investments
LargeCap S&P 500 Index Fund
October 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Healthcare - Services (continued)				Lodging - 0.20%
Centene Corp (a)	45,689	$2,855		Marriott International Inc/MD	85,992	$5,907
Cigna Corp	68,657	8,159		Wyndham Worldwide Corp	29,402	1,936
DaVita Inc (a)	44,293	2,597		Wynn Resorts Ltd	21,246	2,009
HCA Holdings Inc (a)	79,033	6,048				$9,852
Humana Inc	39,890	6,842		Machinery - Construction & Mining - 0.26%
Laboratory Corp of America Holdings (a)	27,375	3,431		Caterpillar Inc	156,339	13,048
Quest Diagnostics Inc	37,200	3,030
UnitedHealth Group Inc	254,859	36,019		Machinery - Diversified - 0.50%
Universal Health Services Inc	24,109	2,910		Cummins Inc	41,517	5,307
		$90,550		Deere & Co	77,408	6,835
Holding Companies - Diversified - 0.03%				Flowserve Corp	34,889	1,478
Leucadia National Corp	86,796	1,620		Rockwell Automation Inc	34,627	4,145
				Roper Technologies Inc	27,118	4,700
Home Builders - 0.13%				Xylem Inc/NY	47,948	2,317
DR Horton Inc	90,657	2,614				$24,782
Lennar Corp - A Shares	50,269	2,096		Media - 2.77%
PulteGroup Inc	82,757	1,539		CBS Corp	108,879	6,165
		$6,249		Charter Communications Inc (a)	58,000	14,494
Home Furnishings - 0.12%				Comcast Corp - Class A	642,875	39,743
Harman International Industries Inc	18,673	1,488		Discovery Communications Inc - A Shares (a)	40,378	1,054
Leggett & Platt Inc	35,770	1,641		Discovery Communications Inc - C Shares (a)	60,002	1,507
Whirlpool Corp	20,188	3,025		News Corp - A Shares	101,831	1,234
		$6,154		News Corp - B Shares	32,052	397
Housewares - 0.13%				Scripps Networks Interactive Inc	25,474	1,639
Newell Brands Inc	129,036	6,196		TEGNA Inc	57,352	1,125
				Time Warner Inc	208,149	18,523
Insurance - 4.08%				Twenty-First Century Fox Inc - A Shares	284,727	7,480
Aflac Inc	109,601	7,548		Twenty-First Century Fox Inc - B Shares	130,347	3,440
Allstate Corp/The	99,402	6,749		Viacom Inc - B Shares	92,917	3,490
American International Group Inc	272,182	16,794		Walt Disney Co/The	395,654	36,673
Aon PLC	71,074	7,877				$136,964
Arthur J Gallagher & Co	47,373	2,285		Mining - 0.25%
Assurant Inc	16,110	1,297		Alcoa Corp	117,331	3,370
Berkshire Hathaway Inc - Class B (a)	508,078	73,316		Freeport-McMoRan Inc (a)	327,005	3,656
Chubb Ltd	124,454	15,806		Newmont Mining Corp	141,985	5,259
Cincinnati Financial Corp	40,076	2,836				$12,285
Hartford Financial Services Group Inc/The	103,284	4,556		Miscellaneous Manufacturers - 2.65%
Lincoln National Corp	62,295	3,058		3M Co	161,737	26,735
Loews Corp	73,971	3,183		Dover Corp	41,535	2,778
Marsh & McLennan Cos Inc	138,679	8,791		Eaton Corp PLC	121,677	7,759
MetLife Inc	294,057	13,809		General Electric Co	2,398,019	69,783
Progressive Corp/The	155,720	4,907		Illinois Tool Works Inc	85,488	9,709
Prudential Financial Inc	116,940	9,915		Ingersoll-Rand PLC	69,040	4,646
Torchmark Corp	29,806	1,890		Parker-Hannifin Corp	35,831	4,398
Travelers Cos Inc/The	77,143	8,345		Pentair PLC	44,585	2,458
Unum Group	62,790	2,223		Textron Inc	72,108	2,890
Willis Towers Watson PLC	34,725	4,372				$131,156
XL Group Ltd	73,582	2,553		Office & Business Equipment - 0.06%
		$202,110		Pitney Bowes Inc	49,663	886
Internet - 7.21%				Xerox Corp	227,773	2,225
Alphabet Inc - A Shares (a)	78,900	63,901				$3,111
Alphabet Inc - C Shares (a)	79,075	62,038
				Oil & Gas - 5.58%
Amazon.com Inc (a)	105,295	83,164
				Anadarko Petroleum Corp	145,938	8,675
eBay Inc (a)	280,975	8,011		Apache Corp	101,533	6,039
Expedia Inc	32,241	4,167		Cabot Oil & Gas Corp	124,473	2,599
F5 Networks Inc (a)	17,716	2,449		Chesapeake Energy Corp (a)	174,646	962
Facebook Inc (a)	621,622	81,426		Chevron Corp	504,831	52,881
Netflix Inc (a)	114,727	14,326
				Cimarex Energy Co	25,418	3,282
Priceline Group Inc/The (a)	13,283	19,582		Concho Resources Inc (a)	38,036	4,828
Symantec Corp	164,731	4,123		ConocoPhillips	331,423	14,400
TripAdvisor Inc (a)	30,575	1,971
				Devon Energy Corp	140,114	5,309
VeriSign Inc (a)	24,856	2,088
				EOG Resources Inc	147,351	13,324
Yahoo! Inc (a)	234,320	9,736		EQT Corp	46,226	3,051
		$356,982		Exxon Mobil Corp	1,109,640	92,455
Iron & Steel - 0.08%				Helmerich & Payne Inc	28,918	1,825
Nucor Corp	85,191	4,162		Hess Corp	72,030	3,455
				Marathon Oil Corp	226,725	2,988
Leisure Products & Services - 0.24%				Marathon Petroleum Corp	141,495	6,168
Carnival Corp	115,843	5,688		Murphy Oil Corp	43,315	1,121
Harley-Davidson Inc	47,845	2,728		Newfield Exploration Co (a)	53,146	2,157
Royal Caribbean Cruises Ltd	44,931	3,454		Noble Energy Inc	114,979	3,963
		$11,870		Occidental Petroleum Corp	204,426	14,905
				Phillips 66	118,926	9,651

See accompanying notes				336

Schedule of Investments
LargeCap S&P 500 Index Fund
October 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Oil & Gas (continued)				REITS (continued)
Pioneer Natural Resources Co	45,386	$8,125		Vornado Realty Trust	45,982	$4,266
Range Resources Corp	50,305	1,700		Welltower Inc	95,777	6,564
Southwestern Energy Co (a)	132,048	1,372		Weyerhaeuser Co	200,360	5,997
Tesoro Corp	31,787	2,701				$142,829
Transocean Ltd (a)	91,911	883		Retail - 6.12%
Valero Energy Corp	123,454	7,314		Advance Auto Parts Inc	19,706	2,760
		$276,133		AutoNation Inc (a)	17,757	779
Oil & Gas Services - 1.04%				AutoZone Inc (a)	7,822	5,805
Baker Hughes Inc	114,506	6,344		Bed Bath & Beyond Inc	41,309	1,670
FMC Technologies Inc (a)	60,377	1,948		Best Buy Co Inc	73,865	2,874
Halliburton Co	230,430	10,600		CarMax Inc (a)	51,238	2,559
National Oilwell Varco Inc	101,053	3,244		Chipotle Mexican Grill Inc (a)	7,791	2,811
Schlumberger Ltd	372,148	29,113		Coach Inc	74,644	2,679
		$51,249		Costco Wholesale Corp	117,226	17,334
Packaging & Containers - 0.20%				CVS Health Corp	285,318	23,995
Ball Corp	46,623	3,593		Darden Restaurants Inc	33,775	2,188
Owens-Illinois Inc (a)	43,373	837		Dollar General Corp	69,362	4,792
Sealed Air Corp	52,637	2,402		Dollar Tree Inc (a)	63,093	4,767
WestRock Co	67,299	3,109		Foot Locker Inc	36,208	2,418
		$9,941		Gap Inc/The	58,647	1,618
Pharmaceuticals - 6.40%				Genuine Parts Co	39,849	3,610
AbbVie Inc	435,796	24,309		Home Depot Inc/The	330,638	40,341
Allergan plc (a)	105,956	22,138		Kohl's Corp	48,058	2,103
AmerisourceBergen Corp	48,381	3,402		L Brands Inc	64,281	4,641
Bristol-Myers Squibb Co	447,120	22,763		Lowe's Cos Inc	234,058	15,600
Cardinal Health Inc	85,254	5,856		Macy's Inc	82,545	3,012
Eli Lilly & Co	259,941	19,194		McDonald's Corp	228,359	25,706
Endo International PLC (a)	53,054	995		Nordstrom Inc	31,096	1,617
Express Scripts Holding Co (a)	168,646	11,367		O'Reilly Automotive Inc (a)	25,402	6,717
Johnson & Johnson	732,118	84,918		PVH Corp	21,469	2,297
Mallinckrodt PLC (a)	28,823	1,708		Ross Stores Inc	106,124	6,637
McKesson Corp	60,397	7,681		Signet Jewelers Ltd	20,229	1,644
Mead Johnson Nutrition Co	49,414	3,695		Staples Inc	174,052	1,288
Merck & Co Inc	739,967	43,451		Starbucks Corp	392,461	20,828
Mylan NV (a)	123,101	4,493		Target Corp	153,833	10,573
Perrigo Co PLC	38,341	3,190		Tiffany & Co	28,742	2,110
Pfizer Inc (b)	1,623,164	51,470		TJX Cos Inc/The	175,717	12,959
Zoetis Inc	132,473	6,332		Tractor Supply Co	35,768	2,240
				Ulta Salon Cosmetics & Fragrance Inc (a)	15,688	3,818
		$316,962
				Urban Outfitters Inc (a)	23,822	797
Pipelines - 0.53%
Kinder Morgan Inc/DE	513,736	10,496		Walgreens Boots Alliance Inc	228,805	18,929
ONEOK Inc	56,310	2,727		Wal-Mart Stores Inc	405,599	28,400
Spectra Energy Corp	187,614	7,844		Yum! Brands Inc	93,235	8,044
Williams Cos Inc/The	182,775	5,337				$302,960
		$26,404		Savings & Loans - 0.03%
Real Estate - 0.04%				People's United Financial Inc	83,212	1,351
CBRE Group Inc (a)	79,931	2,059
				Semiconductors - 3.25%
REITS - 2.89%				Analog Devices Inc	82,279	5,274
American Tower Corp	113,860	13,343		Applied Materials Inc	289,246	8,411
Apartment Investment & Management Co	41,909	1,847		Broadcom Ltd	105,840	18,022
AvalonBay Communities Inc	36,745	6,290		Intel Corp	1,266,012	44,146
Boston Properties Inc	41,128	4,955		KLA-Tencor Corp	41,744	3,135
Crown Castle International Corp	90,331	8,219		Lam Research Corp	42,885	4,154
Digital Realty Trust Inc	39,300	3,672		Linear Technology Corp	64,149	3,853
Equinix Inc	19,019	6,795		Microchip Technology Inc	57,610	3,488
				Micron Technology Inc (a)	277,872	4,768
Equity Residential	97,822	6,041
Essex Property Trust Inc	17,526	3,752		NVIDIA Corp	143,165	10,188
				Qorvo Inc (a)	34,224	1,905
Extra Space Storage Inc	33,661	2,462
Federal Realty Investment Trust	18,973	2,755		QUALCOMM Inc	394,347	27,100
General Growth Properties Inc	156,258	3,899		Skyworks Solutions Inc	50,173	3,860
HCP Inc	125,124	4,285		Texas Instruments Inc	268,458	19,020
Host Hotels & Resorts Inc	198,687	3,076		Xilinx Inc	67,831	3,451
Iron Mountain Inc	65,514	2,210				$160,775
Kimco Realty Corp	112,405	2,991		Software - 4.94%
Macerich Co/The	32,284	2,285		Activision Blizzard Inc	182,542	7,880
				Adobe Systems Inc (a)	133,342	14,336
Prologis Inc	141,011	7,355
Public Storage	39,905	8,528		Akamai Technologies Inc (a)	46,756	3,248
				Autodesk Inc (a)	52,253	3,777
Realty Income Corp	69,192	4,099
Simon Property Group Inc	84,086	15,637		CA Inc	84,082	2,585
SL Green Realty Corp	26,845	2,637		Cerner Corp (a)	80,429	4,711
				Citrix Systems Inc (a)	41,672	3,534
UDR Inc	71,464	2,499
Ventas Inc	94,021	6,370		Dun & Bradstreet Corp/The	9,715	1,213

See accompanying notes				337

Schedule of Investments
LargeCap S&P 500 Index Fund
October 31, 2016

COMMON STOCKS (continued)	Shares Held	Value (000's)	Portfolio Summary (unaudited)
Software (continued)			Sector	Percent
Electronic Arts Inc (a)	80,484	$6,320	Consumer, Non-cyclical	23.32%
Fidelity National Information Services Inc	87,725	6,485	Financial	17.24%
Fiserv Inc (a)	58,822	5,793	Communications	13.56%
Intuit Inc	65,572	7,130	Technology	13.31%
Microsoft Corp	2,085,271	124,949	Industrial	9.70%
Oracle Corp	805,364	30,942	Consumer, Cyclical	9.29%
Paychex Inc	85,865	4,740	Energy	7.17%
Red Hat Inc (a)	48,461	3,753	Utilities	3.35%
salesforce.com Inc (a)	172,307	12,950	Basic Materials	2.32%
		$244,346	Investment Companies	0.69%
Telecommunications - 3.43%			Diversified	0.03%
AT&T Inc	1,646,270	60,566	Other Assets and Liabilities	0.02%
CenturyLink Inc	146,101	3,884	TOTAL NET ASSETS	100.00%
Cisco Systems Inc	1,345,947	41,294
Frontier Communications Corp	313,912	1,262
Juniper Networks Inc	102,480	2,699
Level 3 Communications Inc (a)	77,928	4,376
Motorola Solutions Inc	44,615	3,238
Verizon Communications Inc	1,090,815	52,468
		$169,787
Textiles - 0.06%
Mohawk Industries Inc (a)	16,866	3,108

Toys, Games & Hobbies - 0.11%
Hasbro Inc	30,203	2,519
Mattel Inc	91,149	2,874
		$5,393
Transportation - 1.55%
CH Robinson Worldwide Inc	38,188	2,601
CSX Corp	253,146	7,724
Expeditors International of Washington Inc	48,449	2,494
FedEx Corp	65,369	11,395
JB Hunt Transport Services Inc	23,519	1,919
Kansas City Southern	28,896	2,536
Norfolk Southern Corp	78,553	7,305
Ryder System Inc	14,310	993
Union Pacific Corp	222,887	19,654
United Parcel Service Inc	184,983	19,934
		$76,555
Water - 0.07%
American Water Works Co Inc	47,606	3,525

TOTAL COMMON STOCKS		$4,914,826
INVESTMENT COMPANIES - 0.69%	Shares Held	Value (000's)
Exchange Traded Funds - 0.15%
iShares Core S&P 500 ETF	33,369	7,131

Money Market Funds - 0.54%
Morgan Stanley Institutional Liquidity Funds -	26,845,155	26,845
Government Portfolio

TOTAL INVESTMENT COMPANIES		$33,976
Total Investments		$4,948,802
Other Assets and Liabilities - 0.02%		$1,005
TOTAL NET ASSETS - 100.00%		$4,949,807

(a) Non-Income Producing Security
(b)		Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $2,622 or 0.05% of net assets.

		Futures Contracts
					Unrealized
Type	Long/Short	Contracts	Notional Value	Fair Value	Appreciation/(Depreciation)
S&P 500 Emini; December 2016	Long	231	$24,678	$24,487	$(191)
Total					$(191)
Amounts in thousands except contracts

See accompanying notes

Schedule of Investments
LargeCap Value Fund
October 31, 2016

COMMON STOCKS - 99.54%	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Aerospace & Defense - 1.54%				Insurance - 10.48%
General Dynamics Corp	81,400	$12,270		Aflac Inc	714,400	$49,201
United Technologies Corp	234,000	23,915		AmTrust Financial Services Inc	282,000	7,442
		$36,185		Assured Guaranty Ltd	290,000	8,668
				Berkshire Hathaway Inc - Class B (a)	435,870	62,896
Agriculture - 1.00%
Altria Group Inc	353,800	23,393		Everest Re Group Ltd	141,600	28,819
				Travelers Cos Inc/The	497,700	53,841
Banks - 14.40%				Unum Group	978,200	34,628
Bank of America Corp	2,806,000	46,299				$245,495
Citigroup Inc	74,000	3,637		Machinery - Diversified - 0.89%
Commerce Bancshares Inc/MO	114,700	5,714		BWX Technologies Inc	531,600	20,849
Fifth Third Bancorp	530,900	11,553
JPMorgan Chase & Co	1,725,000	119,474		Miscellaneous Manufacturers - 1.90%
Morgan Stanley	1,251,000	41,996		General Electric Co	484,000	14,084
State Street Corp	189,300	13,291		Parker-Hannifin Corp	248,600	30,516
SunTrust Banks Inc	1,571,000	71,056				$44,600
Wells Fargo & Co	531,000	24,431		Oil & Gas - 10.86%
		$337,451		Antero Resources Corp (a)	498,100	13,185
Biotechnology - 0.88%				Chevron Corp	98,300	10,297
Amgen Inc	145,500	20,539		EOG Resources Inc	300,200	27,144
				Exxon Mobil Corp	1,612,143	134,324
Building Materials - 1.98%				Murphy Oil Corp	658,000	17,022
Owens Corning	950,274	46,354		Nabors Industries Ltd	599,000	7,128
				Newfield Exploration Co (a)	364,200	14,783
Chemicals - 4.30%				Tesoro Corp	84,100	7,146
Cabot Corp	385,300	20,089		Valero Energy Corp	393,800	23,329
Dow Chemical Co/The	1,501,000	80,769				$254,358
		$100,858		Pharmaceuticals - 7.96%
Commercial Services - 1.06%				Cardinal Health Inc	322,600	22,159
CoreLogic Inc/United States (a)	500,600	21,305		Johnson & Johnson	436,653	50,647
MarketAxess Holdings Inc	23,100	3,483		Merck & Co Inc	1,037,000	60,893
		$24,788		Pfizer Inc	1,666,400	52,842
Computers - 1.44%						$186,541
Amdocs Ltd	351,900	20,569		REITS- 4.25%
HP Inc	905,400	13,119		Corporate Office Properties Trust	633,428	16,906
		$33,688		Duke Realty Corp	1,691,400	44,230
Cosmetics & Personal Care - 1.19%				Liberty Property Trust	336,700	13,613
Procter & Gamble Co/The	322,100	27,958		Realty Income Corp	183,700	10,882
				Sun Communities Inc	182,100	14,009
Electric - 2.99%						$99,640
Exelon Corp	563,000	19,181		Retail - 9.97%
MDU Resources Group Inc	1,023,000	26,813		Burlington Stores Inc (a)	166,600	12,485
Xcel Energy Inc	577,100	23,979		CVS Health Corp	432,000	36,331
		$69,973		Darden Restaurants Inc	222,900	14,442
Engineering & Construction - 1.15%				Kohl's Corp	303,300	13,269
Fluor Corp	517,000	26,879		PVH Corp	136,400	14,592
				Target Corp	474,400	32,606
				Urban Outfitters Inc (a)	175,000	5,854
Entertainment - 0.89%
International Game Technology PLC	723,400	20,776		Wal-Mart Stores Inc	1,245,000	87,175
				World Fuel Services Corp	416,700	16,772
Environmental Control - 0.78%						$233,526
Waste Management Inc	279,300	18,339		Semiconductors - 3.13%
				Intel Corp	2,103,000	73,332
Food - 2.33%
Ingredion Inc	148,000	19,413		Software - 0.60%
JM Smucker Co/The	61,250	8,043		VMware Inc (a)	179,050	14,073
Tyson Foods Inc (b)	384,100	27,213
		$54,669		Telecommunications - 4.80%
Gas - 2.23%				AT&T Inc	767,000	28,218
CenterPoint Energy Inc	2,293,000	52,280		Cisco Systems Inc	2,745,000	84,217
						$112,435
Hand & Machine Tools - 1.90%				TOTAL COMMON STOCKS		$2,332,322
Stanley Black & Decker Inc	390,600	44,466		INVESTMENT COMPANIES - 0.89%	Shares Held	Value(000	's)
				Money Market Funds - 0.89%
Healthcare - Products - 1.13%				Goldman Sachs Financial Square Funds -	20,819,998	20,820
Baxter International Inc	557,800	26,546		Government Fund

Healthcare - Services - 3.51%				TOTAL INVESTMENT COMPANIES		$20,820
Aetna Inc	162,800	17,477		Total Investments		$2,353,142
Anthem Inc	349,764	42,622		Other Assets and Liabilities - (0.43)%		$(9,967)
UnitedHealth Group Inc	106,900	15,108		TOTAL NET ASSETS - 100.00%		$2,343,175
WellCare Health Plans Inc (a)	62,760	7,124
		$82,331
				(a) Non-Income Producing Security
See accompanying notes				339

Schedule of Investments
LargeCap Value Fund
October 31, 2016

(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $14,170 or 0.60% of net assets.

Portfolio Summary (unaudited)

Sector	Percent
Financial	29.13%
Consumer, Non-cyclical	19.06%
Energy	10.86%
Consumer, Cyclical	10.86%
Industrial	10.14%
Utilities	5.22%
Technology	5.17%
Communications	4.80%
Basic Materials	4.30%
Investment Companies	0.89%
Other Assets and Liabilities	(0.43)%
TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
LargeCap Value Fund III
October 31, 2016

COMMON STOCKS - 96.74%	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Advertising - 0.00%				Banks (continued)
Clear Channel Outdoor Holdings Inc	3,053	$18		SunTrust Banks Inc	25,832	$1,168
				TCF Financial Corp	6,331	91
Aerospace & Defense - 4.48%				US Bancorp	35,195	1,575
Boeing Co/The	69,600	9,913		Wells Fargo & Co	978,240	45,009
General Dynamics Corp	183,022	27,588		Zions Bancorporation	6,517	210
Harris Corp	3,940	352				$229,612
L-3 Communications Holdings Inc	2,397	328		Beverages - 1.44%
Raytheon Co	101,970	13,930		Brown-Forman Corp - A Shares	269	13
Spirit AeroSystems Holdings Inc	2,190	110		Brown-Forman Corp - B Shares	374	17
United Technologies Corp	250,023	25,553		Coca-Cola Co/The	21,284	902
		$77,774		Dr Pepper Snapple Group Inc	127,018	11,151
Agriculture - 3.10%				Molson Coors Brewing Co	3,733	388
Altria Group Inc	379,347	25,082		PepsiCo Inc	116,541	12,493
Archer-Daniels-Midland Co	12,451	543				$24,964
Bunge Ltd	4,231	262		Biotechnology - 0.01%
Philip Morris International Inc	285,430	27,527		Alnylam Pharmaceuticals Inc (a)	305	11
Reynolds American Inc	6,897	380		Bio-Rad Laboratories Inc (a)	668	105
		$53,794		Juno Therapeutics Inc (a)	191	5
Airlines - 0.10%				United Therapeutics Corp (a)	914	110
Alaska Air Group Inc	859	62				$231
American Airlines Group Inc	11,442	464		Building Materials - 0.03%
Copa Holdings SA	1,159	107		Cree Inc (a)	1,887	42
Delta Air Lines Inc	7,524	314		Lennox International Inc	224	33
JetBlue Airways Corp (a)	9,613	168		Martin Marietta Materials Inc	221	41
United Continental Holdings Inc (a)	11,180	629		Masco Corp	4,094	126
		$1,744		Owens Corning	3,778	184
Apparel - 0.54%				USG Corp (a)	2,837	72
Ralph Lauren Corp	1,718	168		Vulcan Materials Co	210	24
VF Corp	169,300	9,178				$522
		$9,346		Chemicals - 2.34%
Automobile Manufacturers - 0.20%				Air Products & Chemicals Inc	194,182	25,908
Ford Motor Co	120,825	1,419		Albemarle Corp	3,330	278
General Motors Co	44,263	1,399		Ashland Global Holdings Inc	1,902	212
PACCAR Inc	11,515	632		Cabot Corp	2,037	106
		$3,450		Celanese Corp	4,097	299
Automobile Parts & Equipment - 0.18%				Dow Chemical Co/The	34,226	1,842
Adient plc (a)	55,615	2,531		Eastman Chemical Co	4,567	328
Allison Transmission Holdings Inc	4,592	135		FMC Corp	811	38
BorgWarner Inc	5,959	214		Huntsman Corp	6,555	111
Goodyear Tire & Rubber Co/The	8,206	238		LyondellBasell Industries NV	6,597	525
Lear Corp	524	64		Monsanto Co	3,332	336
		$3,182		Mosaic Co/The	10,703	252
Banks - 13.24%				NewMarket Corp	32	13
				Platform Specialty Products Corp (a)	5,737	42
Associated Banc-Corp	5,414	110
Bank of America Corp	2,272,761	37,501		Praxair Inc	743	87
Bank of Hawaii Corp	1,623	122		Sherwin-Williams Co/The	41,340	10,122
				Versum Materials Inc (a)	269	6
Bank of New York Mellon Corp/The	22,685	982
BankUnited Inc	3,322	97		Westlake Chemical Corp	1,366	71
BB&T Corp	36,593	1,434		WR Grace & Co	1,069	72
BOK Financial Corp	1,015	72				$40,648
Capital One Financial Corp	277,379	20,537		Coal - 0.01%
Citigroup Inc	433,069	21,285		CONSOL Energy Inc	7,851	133
Citizens Financial Group Inc	10,050	265
Comerica Inc	5,435	283		Commercial Services - 1.39%
Commerce Bancshares Inc/MO	3,048	152		AMERCO	80	26
Cullen/Frost Bankers Inc	1,931	147		Aramark	4,537	169
East West Bancorp Inc	4,666	184		Booz Allen Hamilton Holding Corp	374,202	11,402
				CoreLogic Inc/United States (a)	1,252	53
Fifth Third Bancorp	46,994	1,023
First Horizon National Corp	8,311	128		H&R Block Inc	7,048	162
				Herc Holdings Inc (a)	760	23
First Republic Bank/CA	1,102	82
Goldman Sachs Group Inc/The	8,360	1,490		LSC Communications Inc	383	9
Huntington Bancshares Inc/OH	31,971	339		ManpowerGroup Inc	2,310	178
JPMorgan Chase & Co	771,543	53,437		Moody's Corp	370	37
KeyCorp	51,381	725		Nielsen Holdings PLC	4,870	219
				PayPal Holdings Inc (a)	281,760	11,738
M&T Bank Corp	7,566	929
				Quanta Services Inc (a)	3,529	102
Morgan Stanley	30,926	1,038
Northern Trust Corp	4,500	326		RR Donnelley & Sons Co	1,405	25
				United Rentals Inc (a)	626	47
PacWest Bancorp	3,920	170
PNC Financial Services Group Inc/The	261,376	24,988				$24,190
Popular Inc	3,847	140		Computers - 1.07%
Regions Financial Corp	39,504	423		Amdocs Ltd	196,440	11,482
Signature Bank/New York NY (a)	650	78		Apple Inc	15,349	1,743
State Street Corp	186,189	13,072		Brocade Communications Systems Inc	14,510	154

See accompanying notes				341

Schedule of Investments
LargeCap Value Fund III
October 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Computers (continued)				Electric (continued)
Computer Sciences Corp	4,167	$227		SCANA Corp	4,007	$294
Dell Technologies Inc - VMware Inc (a)	5,818	286		Southern Co/The	30,992	1,598
Hewlett Packard Enterprise Co	60,638	1,363		WEC Energy Group Inc	195,781	11,692
HP Inc	65,581	950		Westar Energy Inc	4,521	259
International Business Machines Corp	9,650	1,483		Xcel Energy Inc	21,264	884
Leidos Holdings Inc	2,079	86				$46,616
Lexmark International Inc	2,253	89		Electrical Components & Equipment - 0.08%
NetApp Inc	9,378	318		AMETEK Inc	5,679	251
Western Digital Corp	6,108	357		Emerson Electric Co	17,762	900
		$18,538		Energizer Holdings Inc	1,474	69
Consumer Products - 0.01%				Hubbell Inc	769	80
Avery Dennison Corp	333	23				$1,300
Clorox Co/The	409	49		Electronics - 2.86%
Kimberly-Clark Corp	1,151	132		Agilent Technologies Inc	5,193	226
		$204		Arrow Electronics Inc (a)	3,051	187
Cosmetics & Personal Care - 1.25%				Avnet Inc	3,954	166
Colgate-Palmolive Co	203,257	14,505		Corning Inc	23,296	529
Coty Inc (a)	12,774	293		Fitbit Inc (a)	2,025	27
Procter & Gamble Co/The	80,239	6,965		FLIR Systems Inc	4,601	151
		$21,763		Fortive Corp	8,891	454
Distribution & Wholesale - 0.02%				Garmin Ltd	3,649	176
Ingram Micro Inc	5,053	188		Gentex Corp	4,018	68
WESCO International Inc (a)	1,525	83		Honeywell International Inc	224,749	24,650
		$271		Jabil Circuit Inc	6,230	133
Diversified Financial Services - 2.75%				Johnson Controls International plc	556,150	22,424
Affiliated Managers Group Inc (a)	224	30		Keysight Technologies Inc (a)	5,760	189
Alliance Data Systems Corp	50,066	10,237		PerkinElmer Inc	2,735	139
				Trimble Inc (a)	2,480	69
Ally Financial Inc	14,251	258
American Express Co	275,265	18,283				$49,588
Ameriprise Financial Inc	2,366	209		Energy - Alternate Sources - 0.01%
BlackRock Inc	4,311	1,471		First Solar Inc (a)	2,268	92
Charles Schwab Corp/The	5,158	164
CIT Group Inc	6,233	226		Engineering & Construction - 0.05%
CME Group Inc	7,318	733		AECOM (a)	4,682	130
Discover Financial Services	16,439	926		Chicago Bridge & Iron Co NV ADR	3,220	103
FNF Group	8,450	303		Fluor Corp	4,313	224
Franklin Resources Inc	11,038	372		Jacobs Engineering Group Inc (a)	3,928	203
Intercontinental Exchange Inc	44,270	11,970		KBR Inc	5,606	83
Invesco Ltd	10,232	287		SBA Communications Corp (a)	962	109
Lazard Ltd	3,675	134				$852
Nasdaq Inc	3,559	228		Entertainment - 0.01%
Navient Corp	11,538	147		Dolby Laboratories Inc	2,058	98
Raymond James Financial Inc	3,997	240		International Game Technology PLC	3,487	100
Santander Consumer USA Holdings Inc (a)	4,473	55		Regal Entertainment Group	2,524	54
SLM Corp (a)	14,100	99				$252
Synchrony Financial	39,283	1,123		Environmental Control - 0.04%
T Rowe Price Group Inc	1,219	78		Republic Services Inc	7,346	387
TD Ameritrade Holding Corp	1,132	39		Stericycle Inc (a)	146	12
		$47,612		Waste Management Inc	4,924	323
Electric - 2.69%						$722
AES Corp/VA	21,654	255		Food - 1.53%
Alliant Energy Corp	7,120	271		ConAgra Foods Inc	1,956	94
Ameren Corp	7,632	381		General Mills Inc	179,200	11,107
American Electric Power Co Inc	10,663	691		Hain Celestial Group Inc/The (a)	1,036	38
CMS Energy Corp	8,703	367		Hormel Foods Corp	1,291	50
Consolidated Edison Inc	11,835	894		Ingredion Inc	734	96
Dominion Resources Inc/VA	12,505	940		JM Smucker Co/The	6,878	903
DTE Energy Co	8,130	781		Kellogg Co	389	29
Duke Energy Corp	22,538	1,803		Kraft Heinz Co/The	11,265	1,002
Edison International	6,866	505		McCormick & Co Inc/MD	107,800	10,335
Entergy Corp	92,474	6,813		Mondelez International Inc	32,383	1,455
Eversource Energy	6,906	380		Pilgrim's Pride Corp	1,809	40
Exelon Corp	34,365	1,171		Pinnacle Foods Inc	3,702	190
FirstEnergy Corp	9,234	317		Post Holdings Inc (a)	965	74
Hawaiian Electric Industries Inc	3,902	115		Safeway, Inc. - CVR - Casa Ley (a),(b),(c)	16,993	—
MDU Resources Group Inc	6,879	180		Safeway, Inc. - CVR - Property Development	16,993	—
NextEra Energy Inc	107,784	13,797		Centers (a),(b),(c)
NRG Energy Inc	10,612	113		TreeHouse Foods Inc (a)	1,186	104
OGE Energy Corp	6,585	204		Tyson Foods Inc	10,999	779
PG&E Corp	10,757	668		Whole Foods Market Inc	8,140	230
Pinnacle West Capital Corp	3,608	275				$26,526
PPL Corp	14,716	505		Forest Products & Paper - 0.04%
Public Service Enterprise Group Inc	10,993	463		Domtar Corp	2,127	77

See accompanying notes				342

Schedule of Investments
LargeCap Value Fund III
October 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Forest Products & Paper (continued)				Insurance (continued)
International Paper Co	13,711	$617		Allied World Assurance Co Holdings AG	3,175	$136
		$694		Allstate Corp/The	166,988	11,338
Gas - 0.11%				American Financial Group Inc/OH	2,394	178
Atmos Energy Corp	3,252	242		American International Group Inc	593,185	36,600
CenterPoint Energy Inc	14,005	319		American National Insurance Co	452	53
National Fuel Gas Co	2,658	139		AmTrust Financial Services Inc	3,397	90
NiSource Inc	10,473	244		Arch Capital Group Ltd (a)	3,653	285
Sempra Energy	5,389	577		Arthur J Gallagher & Co	2,112	102
UGI Corp	5,715	265		Aspen Insurance Holdings Ltd	2,340	113
Vectren Corp	3,050	153		Assurant Inc	2,008	162
		$1,939		Assured Guaranty Ltd	4,798	143
Hand & Machine Tools - 0.05%				Axis Capital Holdings Ltd	3,201	182
				Berkshire Hathaway Inc - Class B (a)	58,911	8,501
Lincoln Electric Holdings Inc	880	58
Regal Beloit Corp	1,498	88		Brown & Brown Inc	3,997	147
Snap-on Inc	583	90		Chubb Ltd	105,818	13,439
Stanley Black & Decker Inc	5,199	592		Cincinnati Financial Corp	4,793	339
		$828		CNA Financial Corp	1,522	56
Healthcare - Products - 3.31%				Endurance Specialty Holdings Ltd	2,170	200
Abbott Laboratories	387,719	15,215		Erie Indemnity Co	422	43
Baxter International Inc	15,585	742		Everest Re Group Ltd	1,386	282
Becton Dickinson and Co	62,900	10,562		First American Financial Corp	3,872	151
Cooper Cos Inc/The	389	68		Hanover Insurance Group Inc/The	1,593	121
Danaher Corp	14,411	1,132		Hartford Financial Services Group Inc/The	8,472	374
DENTSPLY SIRONA Inc	4,994	287		Lincoln National Corp	5,881	289
Hill-Rom Holdings Inc	305	17		Loews Corp	8,822	380
				Markel Corp (a)	417	366
Medtronic PLC	337,413	27,674
QIAGEN NV (a)	7,082	173		MetLife Inc	35,817	1,682
St Jude Medical Inc	3,575	278		Old Republic International Corp	8,699	147
Teleflex Inc	1,141	163		ProAssurance Corp	1,914	102
Thermo Fisher Scientific Inc	4,644	683		Progressive Corp/The	11,421	360
VWR Corp (a)	2,501	69		Prudential Financial Inc	17,387	1,474
Zimmer Biomet Holdings Inc	3,266	344		Reinsurance Group of America Inc	2,149	232
		$57,407		RenaissanceRe Holdings Ltd	1,470	183
				Torchmark Corp	3,917	248
Healthcare - Services - 3.37%
Aetna Inc	103,069	11,064		Travelers Cos Inc/The	13,018	1,408
Amsurg Corp (a)	802	48		Unum Group	7,792	276
Anthem Inc	184,897	22,532		Validus Holdings Ltd	2,794	143
Centene Corp (a)	1,447	90		Voya Financial Inc	6,800	208
Cigna Corp	87,265	10,369		WR Berkley Corp	3,288	188
DaVita Inc (a)	3,148	185		XL Group Ltd	230,200	7,988
Envision Healthcare Holdings Inc (a)	1,207	24				$90,260
HCA Holdings Inc (a)	2,157	165		Internet - 0.07%
				Liberty Ventures (a)	3,396	135
Humana Inc	188	32
Laboratory Corp of America Holdings (a)	2,506	314		Symantec Corp	11,388	285
LifePoint Health Inc (a)	1,312	79		Twitter Inc (a)	1,591	29
MEDNAX Inc (a)	940	58		Yahoo! Inc (a)	18,778	780
				Yelp Inc (a)	512	17
Quest Diagnostics Inc	4,335	353
Quintiles IMS Holdings Inc (a)	1,003	72		Zillow Group Inc - A Shares (a)	533	18
				Zillow Group Inc - C Shares (a)	881	29
UnitedHealth Group Inc	90,852	12,840
Universal Health Services Inc	2,000	241				$1,293
WellCare Health Plans Inc (a)	236	27		Iron & Steel - 0.06%
		$58,493		Nucor Corp	10,887	532
Holding Companies - Diversified - 0.01%				Reliance Steel & Aluminum Co	2,262	155
Leucadia National Corp	10,611	198		Steel Dynamics Inc	6,469	178
				United States Steel Corp	4,859	94
Home Builders - 0.03%						$959
CalAtlantic Group Inc	2,037	66		Leisure Products & Services - 0.90%
DR Horton Inc	5,047	145		Brunswick Corp/DE	803	35
Lennar Corp - A Shares	2,826	118		Carnival Corp	316,591	15,545
				Vista Outdoor Inc (a)	1,591	61
Lennar Corp - B Shares	668	22
PulteGroup Inc	7,773	145				$15,641
Toll Brothers Inc (a)	2,650	73		Lodging - 0.04%
		$569		Choice Hotels International Inc	681	33
Home Furnishings - 0.02%				Extended Stay America Inc	2,761	39
Harman International Industries Inc	1,180	94		Hilton Worldwide Holdings Inc	2,211	50
Whirlpool Corp	2,062	309		Hyatt Hotels Corp (a)	973	49
		$403		Marriott International Inc/MD	1,692	116
				MGM Resorts International (a)	12,860	337
Housewares - 0.00%
Scotts Miracle-Gro Co/The	206	18		Wynn Resorts Ltd	239	23
						$647
Insurance - 5.20%				Machinery - Construction & Mining - 0.07%
Aflac Inc	18,912	1,302		Caterpillar Inc	12,108	1,011
Alleghany Corp (a)	483	249

See accompanying notes				343

Schedule of Investments
LargeCap Value Fund III
October 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Machinery - Construction & Mining (continued)				Oil & Gas (continued)
Oshkosh Corp	2,476	$132		Continental Resources Inc/OK (a)	1,912	$93
		$1,143		Devon Energy Corp	10,341	392
Machinery - Diversified - 0.70%				Diamond Offshore Drilling Inc	2,465	41
AGCO Corp	2,139	109		Diamondback Energy Inc (a)	2,044	187
Cummins Inc	5,881	752		Energen Corp	3,150	158
Deere & Co	122,688	10,833		Ensco PLC	9,441	74
IDEX Corp	383	33		EOG Resources Inc	134,375	12,150
Manitowoc Foodservice Inc (a)	2,699	41		EQT Corp	88,908	5,868
Rockwell Automation Inc	581	70		Exxon Mobil Corp	289,897	24,154
Roper Technologies Inc	1,068	185		Helmerich & Payne Inc	3,265	206
Xylem Inc/NY	2,900	140		Hess Corp	15,178	728
		$12,163		HollyFrontier Corp	5,012	125
				Kosmos Energy Ltd (a)	4,770	25
Media - 1.61%
Comcast Corp - Class A	258,238	15,964		Marathon Oil Corp	25,865	341
Discovery Communications Inc - A Shares (a)	850	22		Marathon Petroleum Corp	309,529	13,492
Discovery Communications Inc - C Shares (a)	1,174	29		Murphy Oil Corp	5,414	140
DISH Network Corp (a)	1,719	101		Murphy USA Inc (a)	681	47
John Wiley & Sons Inc	1,608	83		Nabors Industries Ltd	9,489	113
Liberty Broadband Corp - A Shares (a)	961	62		Noble Corp plc	7,673	38
Liberty Broadband Corp - C Shares (a)	3,220	215		Noble Energy Inc	9,237	318
Liberty Media Corp-Liberty SiriusXM (a)	3,134	104		Occidental Petroleum Corp	325,343	23,721
Liberty Media Corp-Liberty SiriusXM (a)	5,859	194		Parsley Energy Inc (a)	4,910	162
News Corp - A Shares	12,114	147		Patterson-UTI Energy Inc	5,450	122
TEGNA Inc	7,109	139		PBF Energy Inc	3,334	73
Thomson Reuters Corp	9,293	366		Phillips 66	190,123	15,428
Time Warner Inc	9,257	824		Pioneer Natural Resources Co	3,528	632
Tribune Media Co	2,367	77		QEP Resources Inc	8,561	138
Twenty-First Century Fox Inc - A Shares	358,341	9,414		Range Resources Corp	6,613	223
				Rice Energy Inc (a)	4,203	93
Twenty-First Century Fox Inc - B Shares	3,851	102
Viacom Inc - A Shares	443	19		Rowan Cos Plc	4,116	55
Viacom Inc - B Shares	1,534	58		SM Energy Co	2,735	92
		$27,920		Tesoro Corp	3,774	321
				Transocean Ltd (a)	10,483	101
Metal Fabrication & Hardware - 0.01%
Timken Co/The	2,552	84		Valero Energy Corp	22,704	1,345
				WPX Energy Inc (a)	10,896	118
Valmont Industries Inc	257	33
		$117				$181,664
Mining - 0.08%				Oil & Gas Services - 0.78%
Alcoa Corp	9,526	274		Baker Hughes Inc	9,485	525
Freeport-McMoRan Inc (a)	22,477	251		Dril-Quip Inc (a)	1,559	74
				FMC Technologies Inc (a)	7,588	245
Newmont Mining Corp	17,539	650
Royal Gold Inc	1,800	124		Frank's International NV	1,971	22
Tahoe Resources Inc	9,327	112		Halliburton Co	18,610	856
		$1,411		National Oilwell Varco Inc	8,173	262
				Oceaneering International Inc	3,563	85
Miscellaneous Manufacturers - 0.48%
AptarGroup Inc	1,483	106		Schlumberger Ltd	139,874	10,943
Carlisle Cos Inc	1,485	156		Superior Energy Services Inc	5,578	79
Colfax Corp (a)	3,083	98		Targa Resources Corp	5,008	220
				Weatherford International PLC (a)	26,863	129
Crane Co	1,749	119
Donaldson Co Inc	767	28				$13,440
Dover Corp	4,710	315		Packaging & Containers - 0.04%
Eaton Corp PLC	15,805	1,008		Bemis Co Inc	2,662	130
General Electric Co	160,838	4,680		Graphic Packaging Holding Co	3,802	47
Ingersoll-Rand PLC	6,020	405		Sonoco Products Co	3,240	163
ITT Inc	2,832	100		WestRock Co	7,605	351
Parker-Hannifin Corp	5,211	640				$691
Pentair PLC	4,909	271		Pharmaceuticals - 9.86%
				Allergan plc (a)	3,499	731
Textron Inc	5,765	231
Trinity Industries Inc	4,940	105		Cardinal Health Inc	236,306	16,232
				Endo International PLC (a)	6,203	116
		$8,262
				Express Scripts Holding Co (a)	291,685	19,659
Office & Business Equipment - 0.02%
Xerox Corp	30,238	295		Johnson & Johnson	420,350	48,756
				Mallinckrodt PLC (a)	3,374	200
Oil & Gas - 10.47%				Mead Johnson Nutrition Co	2,618	196
Anadarko Petroleum Corp	20,524	1,220		Merck & Co Inc	389,139	22,850
Antero Resources Corp (a)	6,018	159		Mylan NV (a)	11,358	415
				OPKO Health Inc (a)	846	8
Apache Corp	2,538	151
				Patheon NV (a)	752	19
BP PLC ADR	718,580	25,545
Cabot Oil & Gas Corp	5,009	105		Perrigo Co PLC	4,081	339
Chesapeake Energy Corp (a)	17,570	97		Pfizer Inc	915,629	29,035
				Premier Inc (a)	1,246	40
Chevron Corp	279,060	29,231
Cimarex Energy Co	2,518	325		Sanofi ADR	428,716	16,673
Concho Resources Inc (a)	3,050	387		Teva Pharmaceutical Industries Ltd ADR	368,623	15,755
ConocoPhillips	532,336	23,130				$171,024

See accompanying notes				344

Schedule of Investments
LargeCap Value Fund III
October 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Pipelines - 0.18%				REITS (continued)
Kinder Morgan Inc/DE	76,864	$1,570		WP Carey Inc	3,431	$208
Spectra Energy Corp	29,734	1,243				$35,726
Williams Cos Inc/The	12,495	365		Retail - 3.60%
		$3,178		AutoNation Inc (a)	1,369	60
REITS - 2.06%				Bed Bath & Beyond Inc	4,297	174
Alexandria Real Estate Equities Inc	2,033	219		Best Buy Co Inc	8,605	335
American Campus Communities Inc	4,189	218		Burlington Stores Inc (a)	1,084	81
American Homes 4 Rent	5,680	120		Cabela's Inc (a)	1,429	88
Annaly Capital Management Inc	31,989	331		Coach Inc	6,913	248
Apartment Investment & Management Co	5,097	225		CST Brands Inc	2,471	119
Apple Hospitality REIT Inc	5,480	99		CVS Health Corp	354,987	29,854
AvalonBay Communities Inc	2,968	508		Dick's Sporting Goods Inc	896	50
Boston Properties Inc	4,629	558		Dillard's Inc	808	49
Brandywine Realty Trust	5,710	89		Foot Locker Inc	662	44
Brixmor Property Group Inc	6,652	169		GameStop Corp	3,310	80
Camden Property Trust	2,806	229		Gap Inc/The	6,914	191
Care Capital Properties Inc	2,822	75		Genuine Parts Co	1,360	123
Chimera Investment Corp	7,143	112		Home Depot Inc/The	111,600	13,616
Columbia Property Trust Inc	4,110	87		JC Penney Co Inc (a)	10,352	89
Communications Sales & Leasing Inc	3,796	108		Kohl's Corp	5,825	255
Corporate Office Properties Trust	3,598	96		L Brands Inc	4,317	312
Corrections Corp of America	3,970	57		Liberty Interactive Corp QVC Group (a)	5,884	109
Crown Castle International Corp	1,420	129		Macy's Inc	9,484	346
CubeSmart	2,244	59		Michaels Cos Inc/The (a)	1,275	30
CyrusOne Inc	449	20		MSC Industrial Direct Co Inc	1,101	80
DCT Industrial Trust Inc	3,256	152		Nu Skin Enterprises Inc	1,351	83
DDR Corp	10,627	163		Penske Automotive Group Inc	1,432	64
Digital Realty Trust Inc	2,252	210		PVH Corp	2,515	269
Douglas Emmett Inc	4,660	170		Signet Jewelers Ltd	254	21
Duke Realty Corp	11,158	292		Target Corp	153,275	10,534
Empire State Realty Trust Inc	2,600	51		Tiffany & Co	3,358	247
EPR Properties	2,206	160		Urban Outfitters Inc (a)	1,134	38
Equity Commonwealth (a)	4,490	136		Walgreens Boots Alliance Inc	14,797	1,224
Equity One Inc	3,268	93		Wal-Mart Stores Inc	51,004	3,571
Equity Residential	7,744	478		Wendy's Co/The	3,814	41
Essex Property Trust Inc	1,586	340		World Fuel Services Corp	2,627	106
Forest City Realty Trust Inc	7,669	166				$62,531
General Growth Properties Inc	12,484	312		Savings & Loans - 0.01%
HCP Inc	10,113	346		People's United Financial Inc	10,857	176
Healthcare Trust of America Inc	1,264	39
Highwoods Properties Inc	3,202	159		Semiconductors - 3.96%
Hospitality Properties Trust	5,426	148		Analog Devices Inc	6,666	427
Host Hotels & Resorts Inc	22,834	353		Applied Materials Inc	6,787	197
Kimco Realty Corp	12,751	339		Intel Corp	132,653	4,626
Liberty Property Trust	4,992	202		IPG Photonics Corp (a)	338	33
Life Storage Inc	689	56		Lam Research Corp	58,547	5,671
Macerich Co/The	4,549	322		Linear Technology Corp	2,738	164
MFA Financial Inc	14,816	108		Micron Technology Inc (a)	22,352	384
Mid-America Apartment Communities Inc	2,375	220		ON Semiconductor Corp (a)	12,270	143
National Retail Properties Inc	4,677	213		Qorvo Inc (a)	3,803	212
Omega Healthcare Investors Inc	4,107	131		QUALCOMM Inc	378,030	25,978
Paramount Group Inc	5,959	93		Skyworks Solutions Inc	332	26
Piedmont Office Realty Trust Inc	5,513	113		Teradyne Inc	6,957	162
Post Properties Inc	1,911	126		Texas Instruments Inc	430,049	30,469
Prologis Inc	17,678	922		Xilinx Inc	3,762	191
Public Storage	46,299	9,895				$68,683
Rayonier Inc (b)	4,572	123
				Shipbuilding - 0.00%
Realty Income Corp	8,909	528		Huntington Ingalls Industries Inc	371	60
Regency Centers Corp	2,676	193
Retail Properties of America Inc	8,711	136		Software - 4.44%
Senior Housing Properties Trust	7,094	151		Akamai Technologies Inc (a)	662	46
Simon Property Group Inc	57,546	10,701		Allscripts Healthcare Solutions Inc (a)	6,046	73
SL Green Realty Corp	2,989	294		ANSYS Inc (a)	1,984	181
Spirit Realty Capital Inc	15,902	189		Autodesk Inc (a)	826	60
Starwood Property Trust Inc	7,879	175		CA Inc	8,765	269
STORE Capital Corp	5,378	147		Donnelley Financial Solutions Inc (a)	383	8
Sun Communities Inc	2,163	166		Dun & Bradstreet Corp/The	797	100
Tanger Factory Outlet Centers Inc	990	34		Fidelity National Information Services Inc	3,035	224
Ventas Inc	8,626	584		Microsoft Corp	595,760	35,698
VEREIT Inc	30,874	290		Nuance Communications Inc (a)	2,061	29
Vornado Realty Trust	3,730	346		Oracle Corp	1,036,308	39,815
Weingarten Realty Investors	4,091	148		PTC Inc (a)	1,896	90
Welltower Inc	11,896	815		SS&C Technologies Holdings Inc	494	16
Weyerhaeuser Co	16,110	482
See accompanying notes				345

Schedule of Investments
LargeCap Value Fund III
October 31, 2016

COMMON STOCKS (continued)	Shares Held	Value (000's)		Portfolio Summary (unaudited)
Software (continued)			Sector		Percent
Synopsys Inc (a)	4,135	$245	Consumer, Non-cyclical		25.27%
VMware Inc (a)	1,722	135	Financial		23.25%
Zynga Inc (a)	22,358	63	Energy		11.45%
		$77,052	Industrial		10.85%
Telecommunications - 3.46%			Technology		9.49%
AT&T Inc	415,696	15,294	Consumer, Cyclical		5.94%
CenturyLink Inc	17,837	474	Communications		5.14%
Cisco Systems Inc	155,380	4,767	Investment Companies		3.50%
EchoStar Corp (a)	1,552	72	Utilities		2.82%
Frontier Communications Corp	34,468	138	Basic Materials		2.52%
Juniper Networks Inc	11,797	311	Diversified		0.01%
Level 3 Communications Inc (a)	6,352	357	Other Assets and Liabilities		(0.24)%
Motorola Solutions Inc	4,903	356	TOTAL NET ASSETS		100.00%
Sprint Corp (a)	22,087	136
Telephone & Data Systems Inc	2,740	71
T-Mobile US Inc (a)	2,346	117
United States Cellular Corp (a)	417	14
Verizon Communications Inc	786,548	37,833
		$59,940
Textiles - 0.29%
Mohawk Industries Inc (a)	27,262	5,024

Transportation - 1.96%
CSX Corp	32,125	980
Expeditors International of Washington Inc	1,989	102
FedEx Corp	58,400	10,180
Genesee & Wyoming Inc (a)	1,764	120
Kansas City Southern	3,345	294
Kirby Corp (a)	1,545	91
Norfolk Southern Corp	109,395	10,174
Old Dominion Freight Line Inc (a)	874	65
Ryder System Inc	1,698	118
Union Pacific Corp	135,307	11,932
		$34,056
Water - 0.02%
American Water Works Co Inc	5,420	401

TOTAL COMMON STOCKS		$1,678,250
INVESTMENT COMPANIES - 3.50%	Shares Held	Value (000's)
Money Market Funds - 3.50%
Cash Account Trust - Government & Agency	1,067,678	1,068
Portfolio - Government Cash Managed
First American Government Obligations Fund	19,609,351	19,609
Goldman Sachs Financial Square Funds -	40,007,565	40,008
Government Fund
		$60,685
TOTAL INVESTMENT COMPANIES		$60,685
Total Investments		$1,738,935
Other Assets and Liabilities - (0.24)%		$(4,142)
TOTAL NET ASSETS - 100.00%		$1,734,793

(a) Non-Income Producing Security
(b)	Security is Illiquid. At the end of the period, the value of these securities totaled $123 or 0.01% of net assets.
(c)	Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Board of
Directors. At the end of the period, the fair value of these securities totaled
$0 or 0.00% of net assets.

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Fair Value	Appreciation/(Depreciation)
S&P 500 Emini; December 2016	Long	655	$70,545	$69,433	$(1,112)
Total					$(1,112)

Amounts in thousands except contracts

See accompanying notes

Schedule of Investments
MidCap Fund
October 31, 2016

COMMON STOCKS - 99.41%	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Aerospace & Defense - 3.11%				Internet - 3.09%
TransDigm Group Inc	1,311,062	$357,212		Liberty Ventures (a)	3,842,581	$153,319
				VeriSign Inc (a)	2,400,052	201,652
Banks - 1.08%						$354,971
M&T Bank Corp	1,007,880	123,697		Machinery - Diversified - 1.98%
				Roper Technologies Inc	1,314,768	227,862
Beverages - 0.24%
Brown-Forman Corp - B Shares	589,818	27,232		Media- 6.09%
				FactSet Research Systems Inc	84,402	13,059
Building Materials - 1.66%				Liberty Broadband Corp - A Shares (a)	855,684	55,577
Armstrong World Industries Inc (a)	1,144,950	42,936		Liberty Broadband Corp - C Shares (a)	2,603,210	173,504
Martin Marietta Materials Inc	732,897	135,864		Liberty Global PLC - A Shares (a)	999,444	32,582
Vulcan Materials Co	110,900	12,554		Liberty Global PLC - C Shares (a)	6,102,686	194,065
		$191,354		Liberty Global Plc LiLAC - C Shares (a)	319,820	8,840
Chemicals - 2.97%				Liberty Media Corp-Liberty Braves (a)	668,341	11,141
Air Products & Chemicals Inc	1,623,608	216,622		Liberty Media Corp-Liberty Braves (a)	152,719	2,589
Axalta Coating Systems Ltd (a)	1,695,958	42,602		Liberty Media Corp-Liberty Media (a)	381,347	10,613
Sherwin-Williams Co/The	330,133	80,836		Liberty Media Corp-Liberty Media (a)	1,071,050	29,357
Versum Materials Inc (a)	55,454	1,259		Liberty Media Corp-Liberty SiriusXM (a)	1,265,290	42,096
		$341,319		Liberty Media Corp-Liberty SiriusXM (a)	3,820,660	126,808
Commercial Services - 11.68%						$700,231
Brookfield Business Partners LP	317,700	7,377		Miscellaneous Manufacturers - 1.73%
Ecolab Inc	586,140	66,920		Colfax Corp (a),(b)	6,242,338	198,444
IHS Markit Ltd (a)	1,443,572	53,109
KAR Auction Services Inc	3,481,048	148,223		Pharmaceuticals - 3.24%
Live Nation Entertainment Inc (a)	3,404,134	94,192		Mead Johnson Nutrition Co	946,862	70,797
Macquarie Infrastructure Corp	1,816,353	148,596		Zoetis Inc	6,312,388	301,732
Moody's Corp	3,166,969	318,344				$372,529
Robert Half International Inc	875,624	32,766		Private Equity - 1.14%
S&P Global Inc	2,174,386	264,949		KKR & Co LP	2,207,470	31,324
Verisk Analytics Inc (a)	2,564,126	209,104		Onex Corp	1,550,558	100,273
		$1,343,580				$131,597
Distribution & Wholesale - 0.91%				Real Estate - 7.40%
Fastenal Co	1,415,775	55,187		Brookfield Asset Management Inc	16,081,393	563,170
HD Supply Holdings Inc (a)	1,513,309	49,939		Brookfield Property Partners LP	2,113,730	46,882
		$105,126		CBRE Group Inc (a)	6,057,098	156,031
Diversified Financial Services - 2.25%				Howard Hughes Corp/The (a)	774,858	85,103
FNF Group	6,671,115	239,560				$851,186
FNFV Group (a)	1,642,224	19,789		REITS- 2.21%
		$259,349		Equinix Inc	379,701	135,660
Electric - 2.33%				Forest City Realty Trust Inc	5,501,493	118,777
Brookfield Infrastructure Partners LP	6,393,083	216,278				$254,437
Brookfield Renewable Partners LP	1,692,550	51,724		Retail - 14.86%
		$268,002		AutoZone Inc (a)	259,557	192,633
Electronics - 0.63%				CarMax Inc (a)	5,871,335	293,214
Sensata Technologies Holding NV (a)	2,031,693	72,592		Copart Inc (a)	2,452,939	128,706
				Dollar General Corp	863,240	59,641
Engineering & Construction - 3.79%				Dollar Tree Inc (a)	3,295,888	249,004
SBA Communications Corp (a)	3,852,769	436,442		O'Reilly Automotive Inc (a)	1,057,507	279,647
				Restaurant Brands International Inc	5,463,390	242,957
Healthcare - Products - 1.54%				Ross Stores Inc	4,205,749	263,028
CR Bard Inc	818,344	177,319				$1,708,830
				Semiconductors - 1.42%
Healthcare - Services - 0.99%				Microchip Technology Inc	2,701,205	163,558
DaVita Inc (a)	1,941,192	113,793
				Software - 5.97%
Holding Companies - Diversified - 0.69%				Autodesk Inc (a)	3,195,855	230,996
Leucadia National Corp	4,235,832	79,083		CDK Global Inc	1,359,268	74,230
				CommerceHub Inc - Series A (a)	317,441	4,768
Home Builders - 0.70%				CommerceHub Inc - Series C (a)	404,894	6,094
Lennar Corp - A Shares	1,301,528	54,261		Fidelity National Information Services Inc	2,482,554	183,510
NVR Inc (a)	17,084	26,019		Intuit Inc	1,318,305	143,352
		$80,280		MSCI Inc	542,198	43,479
Insurance - 13.00%						$686,429
Alleghany Corp (a)	84,128	43,428		Telecommunications - 1.35%
Aon PLC	3,647,638	404,268		EchoStar Corp (a)	670,947	31,360
Arch Capital Group Ltd (a)	1,303,468	101,631		Motorola Solutions Inc	1,714,962	124,472
Brown & Brown Inc	2,628,255	96,878				$155,832
Loews Corp	4,267,549	183,633		Textiles - 1.36%
Markel Corp (a)	430,046	377,335		Mohawk Industries Inc (a)	846,692	156,045
Progressive Corp/The	2,478,400	78,094
White Mountains Insurance Group Ltd	112,690	93,501		TOTAL COMMON STOCKS		$11,432,908
Willis Towers Watson PLC	919,849	115,809
		$1,494,577
See accompanying notes				347

Schedule of Investments
MidCap Fund
October 31, 2016

INVESTMENT COMPANIES - 0.08%	Shares Held		Value(000	's)
Money Market Funds - 0.08%
Goldman Sachs Financial Square Funds -	9,704,686			$9,705
Government Fund

TOTAL INVESTMENT COMPANIES				$9,705
Total Investments			$11,442,613
Other Assets and Liabilities - 0.51%			$58,146
TOTAL NET ASSETS - 100.00%			$11,500,759

(a) Non-Income Producing Security
(b)		Affiliated Security as defined by the Investment Company Act of 1974 (the
Fund controls 5.0% or more of the outstanding voting shares of the security). Please see Affiliated Sub-Schedule for transactional information.

Portfolio Summary (unaudited)
Sector				Percent
Financial				27.08%
Consumer, Cyclical				17.83%
Consumer, Non-cyclical				17.69%
Industrial				12.90%
Communications				10.53%
Technology				7.39%
Basic Materials				2.97%
Utilities				2.33%
Diversified				0.69%
Investment Companies				0.08%
Other Assets and Liabilities				0.51%
TOTAL NET ASSETS			100.00%

	October 31,	October 31,							October 31,	October 31,
Affiliated Securities	2015	2015		Purchases	Purchases	Sales		Sales	2016	2016
	Shares	Cost		Shares	Cost	Shares		Proceeds	Shares	Cost
Colfax Corp	3,978,427	$211,153		2,301,511	$63,425	37,600		$940	6,242,338	$272,915
		$211,153			$63,425			$940		$272,915

					Realized Gain/Loss				Realized Gain from
		Income			on Investments			Capital Gain Distributions
Colfax Corp	$		—			$(723)	$			—
	$		—			$(723)	$			—
Amounts in thousands except shares

See accompanying notes

Schedule of Investments
MidCap Growth Fund
October 31, 2016

COMMON STOCKS - 97.67%	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Automobile Parts & Equipment - 3.19%				Miscellaneous Manufacturers - 1.18%
BorgWarner Inc	45,100	$1,616		Parker-Hannifin Corp	12,432	$1,526
Mobileye NV (a)	67,941	2,526
		$4,142		Oil & Gas - 1.71%
Banks - 2.62%				Pioneer Natural Resources Co	12,406	2,221
Comerica Inc	26,200	1,365
Zions Bancorporation	63,300	2,039		Pharmaceuticals - 3.96%
				DexCom Inc (a)	14,158	1,108
		$3,404
				VCA Inc (a)	20,549	1,263
Beverages - 5.82%
Constellation Brands Inc	23,225	3,881		Zoetis Inc	57,846	2,765
Molson Coors Brewing Co	19,765	2,052				$5,136
Monster Beverage Corp (a)	11,221	1,620		Retail - 7.01%
				Burlington Stores Inc (a)	27,197	2,038
		$7,553
				Dollar Tree Inc (a)	13,989	1,057
Biotechnology - 2.13%
BioMarin Pharmaceutical Inc (a)	16,768	1,350		PVH Corp	14,700	1,573
Incyte Corp (a)	16,300	1,418		Ulta Salon Cosmetics & Fragrance Inc (a)	18,165	4,420
		$2,768				$9,088
Building Materials - 3.25%				Semiconductors - 5.88%
Fortune Brands Home & Security Inc	35,706	1,951		Applied Materials Inc	107,674	3,131
				Micron Technology Inc (a)	113,500	1,948
Masco Corp	73,562	2,271		Microsemi Corp (a)	60,365	2,543
		$4,222
Chemicals - 1.29%						$7,622
Albemarle Corp	20,100	1,679		Software - 12.90%
				Activision Blizzard Inc	74,897	3,233
				CommVault Systems Inc (a)	39,400	2,108
Commercial Services - 7.09%				Electronic Arts Inc (a)	38,973	3,060
Booz Allen Hamilton Holding Corp	107,088	3,263
Cintas Corp	12,812	1,367		Fidelity National Information Services Inc	29,325	2,168
TransUnion (a)	71,577	2,236		ServiceNow Inc (a)	52,030	4,574
Vantiv Inc (a)	39,987	2,333		Take-Two Interactive Software Inc (a)	36,000	1,598
		$9,199				$16,741
Diversified Financial Services - 3.22%				Telecommunications - 1.70%
				CommScope Holding Co Inc (a)	72,377	2,211
Intercontinental Exchange Inc	10,670	2,885
Nasdaq Inc	20,154	1,289
		$4,174		Textiles - 1.39%
				Mohawk Industries Inc (a)	9,784	1,803
Electrical Components & Equipment - 0.99%
Universal Display Corp (a)	24,732	1,279
				Toys, Games & Hobbies - 1.99%
				Mattel Inc	81,787	2,579
Electronics - 4.12%
Allegion PLC	29,957	1,913
Fortive Corp	31,800	1,623		Transportation - 1.45%
Trimble Inc (a)	65,192	1,802		Canadian Pacific Railway Ltd	13,108	1,874
		$5,338
				TOTAL COMMON STOCKS		$126,711
Environmental Control - 2.02%
Waste Connections Inc	34,788	2,616		INVESTMENT COMPANIES - 3.06%	Shares Held	Value(000	's)
				Money Market Funds - 3.06%
Healthcare - Products - 9.46%				Goldman Sachs Financial Square Funds -	3,972,110	3,972
Cooper Cos Inc/The	8,947	1,575		Government Fund
Edwards Lifesciences Corp (a)	28,118	2,678
IDEXX Laboratories Inc (a)	34,655	3,713		TOTAL INVESTMENT COMPANIES		$3,972
Intuitive Surgical Inc (a)	3,229	2,170		Total Investments		$130,683
Zimmer Biomet Holdings Inc	20,324	2,142		Other Assets and Liabilities - (0.73)%		$(952)
		$12,278		TOTAL NET ASSETS - 100.00%		$129,731
Healthcare - Services - 3.03%
Laboratory Corp of America Holdings (a)	12,419	1,556
WellCare Health Plans Inc (a)	20,958	2,379		(a) Non-Income Producing Security
		$3,935
Housewares - 1.89%
Newell Brands Inc	51,104	2,454		Portfolio Summary (unaudited)
				Sector		Percent
Insurance - 1.29%				Consumer, Non-cyclical		31.49%
Aon PLC	15,087	1,672		Technology		18.78%
				Consumer, Cyclical		16.80%
Internet - 3.61%				Industrial		15.15%
eBay Inc (a)	45,300	1,292		Financial		7.13%
Expedia Inc	13,700	1,770		Communications		5.31%
Match Group Inc (a)	89,700	1,620		Investment Companies		3.06%
		$4,682		Energy		1.71%
Leisure Products & Services - 1.33%				Basic Materials		1.30%
Royal Caribbean Cruises Ltd	22,500	1,730		Other Assets and Liabilities		(0.73)%
				TOTAL NET ASSETS		100.00%
Machinery - Diversified - 2.15%
Middleby Corp/The (a)	24,841	2,785

See accompanying notes

Schedule of Investments
MidCap Growth Fund III
October 31, 2016

COMMON STOCKS - 95.90%	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Advertising - 0.26%				Chemicals - 0.74%
Clear Channel Outdoor Holdings Inc	7,564	$43		Axalta Coating Systems Ltd (a)	249,095	$6,257
Interpublic Group of Cos Inc/The	54,492	1,220		Celanese Corp	4,015	293
Omnicom Group Inc	29,188	2,330		FMC Corp	9,170	430
		$3,593		International Flavors & Fragrances Inc	6,815	891
Aerospace & Defense - 1.03%				NewMarket Corp	837	336
B/E Aerospace Inc	11,871	706		RPM International Inc	11,097	527
HEICO Corp	2,794	189		Valspar Corp/The	9,632	959
HEICO Corp - Class A	4,940	296		WR Grace & Co	4,760	319
Rockwell Collins Inc	11,130	938				$10,012
Spirit AeroSystems Holdings Inc	10,201	514		Commercial Services - 8.07%
TransDigm Group Inc	41,571	11,327		AMERCO	445	143
		$13,970		Aramark	18,711	697
				Avis Budget Group Inc (a)	9,758	316
Airlines - 0.07%
Alaska Air Group Inc	12,833	927		Booz Allen Hamilton Holding Corp	311,137	9,480
JetBlue Airways Corp (a)	3,972	69		Cintas Corp	11,263	1,201
				CoreLogic Inc/United States (a)	7,229	308
		$996
				CoStar Group Inc (a)	70,309	13,156
Apparel - 1.27%
Carter's Inc	5,811	502		Equifax Inc	50,277	6,233
Hanesbrands Inc	564,049	14,496		Euronet Worldwide Inc (a)	172,136	13,694
Michael Kors Holdings Ltd (a)	21,005	1,067		FleetCor Technologies Inc (a)	11,145	1,954
				Gartner Inc (a)	110,338	9,493
Ralph Lauren Corp	352	34
Skechers U.S.A. Inc (a)	14,571	306		Global Payments Inc	13,109	951
Under Armour Inc - Class A (a)	15,587	485		Herc Holdings Inc (a)	785	24
Under Armour Inc - Class C (a)	15,769	408		Hertz Global Holdings Inc (a)	1,758	58
		$17,298		KAR Auction Services Inc	11,723	499
				LSC Communications Inc	2,105	51
Automobile Manufacturers - 0.02%
				MarketAxess Holdings Inc	20,297	3,060
PACCAR Inc	5,575	306
				Moody's Corp	17,200	1,729
				Morningstar Inc	1,947	138
Automobile Parts & Equipment - 1.83%
Adient plc (a)	2,718	123		Nielsen Holdings PLC	33,481	1,507
				Quanta Services Inc (a)	5,562	160
BorgWarner Inc	237,558	8,514
				Robert Half International Inc	14,465	541
Delphi Automotive PLC	23,309	1,517
				RR Donnelley & Sons Co	5,864	104
Lear Corp	9,099	1,117
Mobileye NV (a)	110,025	4,091		Sabre Corp	24,366	629
WABCO Holdings Inc (a)	96,822	9,533		Service Corp International/US	22,064	565
				ServiceMaster Global Holdings Inc (a)	15,356	550
		$24,895
				Total System Services Inc	23,847	1,190
Banks - 2.24%				TransUnion (a)	6,957	217
Citizens Financial Group Inc	30,847	813		United Rentals Inc (a)	10,244	775
East West Bancorp Inc	245,837	9,713		Vantiv Inc (a)	295,503	17,245
First Republic Bank/CA	88,224	6,566		Verisk Analytics Inc (a)	258,682	21,095
Signature Bank/New York NY (a)	105,120	12,674
SVB Financial Group (a)	4,171	510		Western Union Co/The	68,235	1,370
				WEX Inc (a)	4,662	509
Western Alliance Bancorp (a)	5,843	218
						$109,642
		$30,494
				Computers - 3.52%
Beverages - 0.85%				Check Point Software Technologies Ltd (a)	115,730	9,786
Brown-Forman Corp - A Shares	6,000	291		CSRA Inc	360,143	9,036
Brown-Forman Corp - B Shares	21,469	991		DST Systems Inc	4,075	392
Dr Pepper Snapple Group Inc	116,574	10,234		Fortinet Inc (a)	16,629	533
		$11,516		Genpact Ltd (a)	788,265	18,122
Biotechnology - 1.10%				Leidos Holdings Inc	8,753	364
Alnylam Pharmaceuticals Inc (a)	7,087	252
				MAXIMUS Inc	163,369	8,505
(a)
BioMarin Pharmaceutical Inc	117,523	9,463		NCR Corp (a)	14,900	522
Charles River Laboratories International Inc	5,335	405		Teradata Corp (a)	16,124	435
(a)
				VeriFone Systems Inc (a)	12,078	187
Illumina Inc (a)	12,511	1,703
Incyte Corp (a)	17,849	1,552				$47,882
Intercept Pharmaceuticals Inc (a)	1,789	221		Consumer Products - 0.96%
Intrexon Corp (a)	6,035	158		Avery Dennison Corp	11,461	800
Ionis Pharmaceuticals Inc (a)	13,138	341		Church & Dwight Co Inc	209,978	10,134
Juno Therapeutics Inc (a)	6,181	150		Clorox Co/The	14,336	1,720
Seattle Genetics Inc (a)	10,498	543		Spectrum Brands Holdings Inc	2,843	384
United Therapeutics Corp (a)	1,337	161				$13,038
				Cosmetics & Personal Care - 0.01%
		$14,949		Coty Inc (a)	2,895	67
Building Materials - 1.92%
Cree Inc (a)	3,968	89
				Distribution & Wholesale - 2.93%
Eagle Materials Inc	5,583	452		Fastenal Co	155,633	6,067
Fortune Brands Home & Security Inc	181,840	9,934		HD Supply Holdings Inc (a)	24,631	813
Lennox International Inc	5,104	745		LKQ Corp (a)	422,201	13,629
Martin Marietta Materials Inc	6,964	1,291		Pool Corp	62,265	5,764
Masco Corp	28,693	886		Watsco Inc	90,928	12,483
Vulcan Materials Co	111,541	12,626		WW Grainger Inc	4,730	984
		$26,023				$39,740

See accompanying notes				350

Schedule of Investments
MidCap Growth Fund III
October 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Diversified Financial Services - 3.37%				Food Service - 0.01%
Affiliated Managers Group Inc (a)	102,907	$13,651		US Foods Holding Corp (a)	5,428	$123
Air Lease Corp	5,645	171
Alliance Data Systems Corp	61,023	12,477		Hand & Machine Tools - 0.66%
Ameriprise Financial Inc	6,464	571		Lincoln Electric Holdings Inc	4,727	311
Artisan Partners Asset Management Inc	4,051	105		Snap-on Inc	53,453	8,238
CBOE Holdings Inc	6,879	435		Stanley Black & Decker Inc	3,315	377
Credit Acceptance Corp (a)	911	168				$8,926
Eaton Vance Corp	11,946	419		Healthcare - Products - 6.16%
Federated Investors Inc	10,174	275		ABIOMED Inc (a)	22,985	2,413
Interactive Brokers Group Inc - A Shares	820	27		Align Technology Inc (a)	67,311	5,784
Intercontinental Exchange Inc	30,423	8,226		Bio-Techne Corp	4,204	437
Invesco Ltd	5,874	165		Bruker Corp	12,512	256
Lazard Ltd	1,854	68		Cooper Cos Inc/The	58,117	10,231
LPL Financial Holdings Inc	1,408	44		CR Bard Inc	9,008	1,952
Nasdaq Inc	98,470	6,299		DENTSPLY SIRONA Inc	98,817	5,689
NorthStar Asset Management Group Inc	20,088	275		Edwards Lifesciences Corp (a)	141,107	13,436
SEI Investments Co	10,870	482		Henry Schein Inc (a)	7,010	1,046
T Rowe Price Group Inc	15,851	1,015		Hill-Rom Holdings Inc	6,960	386
TD Ameritrade Holding Corp	27,423	938		Hologic Inc (a)	23,856	859
		$45,811		IDEXX Laboratories Inc (a)	179,263	19,206
Electrical Components & Equipment - 0.90%				Intuitive Surgical Inc (a)	22,736	15,280
Acuity Brands Inc	50,707	11,337		Patterson Cos Inc	9,663	413
AMETEK Inc	3,602	159		ResMed Inc	18,729	1,119
Energizer Holdings Inc	2,585	120		St Jude Medical Inc	23,718	1,846
Hubbell Inc	5,269	550		Teleflex Inc	2,387	342
		$12,166		Varian Medical Systems Inc (a)	12,996	1,179
Electronics - 2.59%				VWR Corp (a)	1,340	37
Agilent Technologies Inc	15,046	656		West Pharmaceutical Services Inc	6,099	464
Allegion PLC	8,171	522		Zimmer Biomet Holdings Inc	12,392	1,306
Amphenol Corp	37,068	2,444				$83,681
Fitbit Inc (a)	12,505	166		Healthcare - Services - 4.06%
Fortive Corp	183,230	9,354		Acadia Healthcare Co Inc (a)	187,860	6,755
Gentex Corp	22,435	379		Amsurg Corp (a)	3,527	211
Johnson Controls International plc	27,176	1,096		Centene Corp (a)	206,392	12,896
Mettler-Toledo International Inc (a)	26,155	10,568		DaVita Inc (a)	5,599	328
National Instruments Corp	9,295	261		Envision Healthcare Holdings Inc (a)	17,539	347
PerkinElmer Inc	6,509	331		HealthSouth Corp	131,420	5,276
Trimble Inc (a)	288,810	7,983		Laboratory Corp of America Holdings (a)	88,847	11,136
Waters Corp (a)	10,093	1,404		MEDNAX Inc (a)	263,207	16,122
		$35,164		Quintiles IMS Holdings Inc (a)	15,426	1,107
Engineering & Construction - 1.17%				Tenet Healthcare Corp (a)	9,190	181
SBA Communications Corp (a)	140,127	15,874		Universal Health Services Inc	1,800	217
				WellCare Health Plans Inc (a)	4,689	532
Entertainment - 0.83%						$55,108
Cinemark Holdings Inc	12,553	500		Home Builders - 0.18%
Gaming and Leisure Properties Inc	24,331	799		CalAtlantic Group Inc	1,434	46
Regal Entertainment Group	4,509	97		DR Horton Inc	15,744	454
Six Flags Entertainment Corp	168,254	9,363		Lennar Corp - A Shares	8,035	335
Vail Resorts Inc	3,057	487		Lennar Corp - B Shares	1,835	62
		$11,246		NVR Inc (a)	298	454
Environmental Control - 0.04%				PulteGroup Inc	20,927	389
Clean Harbors Inc (a)	522	25		Thor Industries Inc	5,847	464
Stericycle Inc (a)	6,632	531		Toll Brothers Inc (a)	8,645	237
		$556				$2,441
Food - 2.65%				Home Furnishings - 0.53%
Blue Buffalo Pet Products Inc (a)	7,046	177		Harman International Industries Inc	71,159	5,672
Campbell Soup Co	15,945	866		Leggett & Platt Inc	20,179	926
ConAgra Foods Inc	29,496	1,421		Tempur Sealy International Inc (a)	6,164	333
Hain Celestial Group Inc/The (a)	8,726	317		Whirlpool Corp	2,193	329
Hershey Co/The	12,009	1,230				$7,260
Hormel Foods Corp	31,909	1,229		Housewares - 1.38%
Ingredion Inc	7,744	1,016		Newell Brands Inc	361,820	17,375
Kellogg Co	19,623	1,474		Scotts Miracle-Gro Co/The	4,940	435
McCormick & Co Inc/MD	118,504	11,361		Toro Co/The	12,661	606
Pilgrim's Pride Corp	1,773	39		Tupperware Brands Corp	6,179	368
Post Holdings Inc (a)	4,318	329				$18,784
Sprouts Farmers Market Inc (a)	15,965	354		Insurance - 1.11%
TreeHouse Foods Inc (a)	2,144	188		AmTrust Financial Services Inc	713	19
Tyson Foods Inc	211,793	15,006		Arthur J Gallagher & Co	18,013	869
WhiteWave Foods Co/The (a)	14,892	811		Brown & Brown Inc	795	29
Whole Foods Market Inc	4,559	129		Erie Indemnity Co	1,947	199
		$35,947		Lincoln National Corp	9,171	450
				Progressive Corp/The	4,749	150

See accompanying notes				351

Schedule of Investments
MidCap Growth Fund III
October 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Insurance (continued)				Mining (continued)
Willis Towers Watson PLC	103,994	$13,093		Southern Copper Corp	4,263	$121
XL Group Ltd	7,834	272				$442
		$15,081		Miscellaneous Manufacturers - 1.16%
Internet - 1.62%				AO Smith Corp	281,777	12,727
CDW Corp/DE	263,517	11,834		Carlisle Cos Inc	3,617	379
Expedia Inc	10,224	1,321		Donaldson Co Inc	13,843	506
F5 Networks Inc (a)	10,097	1,396		Hexcel Corp	10,880	495
GoDaddy Inc (a)	6,124	219		Ingersoll-Rand PLC	16,425	1,105
Groupon Inc (a)	43,843	175		Textron Inc	11,889	477
IAC/InterActiveCorp	6,667	430				$15,689
Liberty Ventures (a)	3,130	125		Office & Business Equipment - 0.03%
LinkedIn Corp (a)	10,053	1,906		Pitney Bowes Inc	22,040	393
Match Group Inc (a)	6,667	120
Palo Alto Networks Inc (a)	7,449	1,146		Oil & Gas - 1.10%
Symantec Corp	7,423	186		Cabot Oil & Gas Corp	27,850	582
TripAdvisor Inc (a)	9,698	625		Chesapeake Energy Corp (a)	5,826	32
Twitter Inc (a)	47,963	861		Cimarex Energy Co	1,257	162
VeriSign Inc (a)	12,997	1,092		Concho Resources Inc (a)	36,816	4,673
Yelp Inc (a)	6,224	203		Continental Resources Inc/OK (a)	4,197	205
Zillow Group Inc - A Shares (a)	4,072	135		Devon Energy Corp	8,115	308
Zillow Group Inc - C Shares (a)	7,858	262		Diamondback Energy Inc (a)	85,830	7,836
		$22,036		Murphy USA Inc (a)	3,112	214
Iron & Steel - 0.02%				Newfield Exploration Co (a)	4,311	175
Steel Dynamics Inc	10,791	296		Parsley Energy Inc (a)	1,609	53
				Southwestern Energy Co (a)	62,985	654
Leisure Products & Services - 0.24%						$14,894
Brunswick Corp/DE	42,078	1,831		Packaging & Containers - 1.43%
Harley-Davidson Inc	15,520	885		Ball Corp	196,943	15,178
Norwegian Cruise Line Holdings Ltd (a)	1,316	51		Bemis Co Inc	2,483	121
Polaris Industries Inc	6,790	520		Berry Plastics Group Inc (a)	14,231	623
		$3,287		Crown Holdings Inc (a)	17,753	963
Lodging - 0.33%				Graphic Packaging Holding Co	27,651	346
Choice Hotels International Inc	3,395	164		Owens-Illinois Inc (a)	18,339	354
Hilton Worldwide Holdings Inc	39,432	891		Packaging Corp of America	12,428	1,025
Hyatt Hotels Corp (a)	898	46		Sealed Air Corp	16,844	769
Marriott International Inc/MD	24,979	1,716				$19,379
MGM Resorts International (a)	3,613	95		Pharmaceuticals - 2.82%
Wyndham Worldwide Corp	15,129	996		ACADIA Pharmaceuticals Inc (a)	10,417	243
Wynn Resorts Ltd	6,216	588		Agios Pharmaceuticals Inc (a)	3,097	148
		$4,496		Akorn Inc (a)	9,671	232
Machinery - Diversified - 3.30%				Alkermes PLC (a)	16,519	833
BWX Technologies Inc	11,428	448		AmerisourceBergen Corp	22,506	1,583
Cognex Corp	9,830	507		DexCom Inc (a)	6,995	547
Flowserve Corp	6,726	285		Herbalife Ltd (a)	76,901	4,666
Graco Inc	92,155	6,902		Mead Johnson Nutrition Co	153,512	11,478
IDEX Corp	9,424	815		Neurocrine Biosciences Inc (a)	9,379	410
Manitowoc Foodservice Inc (a)	7,607	115		OPKO Health Inc (a)	32,119	303
Middleby Corp/The (a)	166,847	18,706		Perrigo Co PLC	56,249	4,679
Nordson Corp	6,697	670		Premier Inc (a)	2,060	66
Rockwell Automation Inc	69,880	8,366		VCA Inc (a)	8,795	540
Roper Technologies Inc	4,369	757		Zoetis Inc	264,438	12,640
Wabtec Corp/DE	88,661	6,854				$38,368
Xylem Inc/NY	7,938	384		Pipelines - 0.11%
		$44,809		ONEOK Inc	26,148	1,266
Media - 1.29%				Williams Cos Inc/The	9,725	284
AMC Networks Inc (a)	6,924	339				$1,550
Cable One Inc	20,647	11,908		Real Estate - 0.05%
Discovery Communications Inc - A Shares (a)	16,479	430		CBRE Group Inc (a)	25,725	663
Discovery Communications Inc - C Shares (a)	25,771	647
FactSet Research Systems Inc	4,931	763		REITS - 0.91%
Scripps Networks Interactive Inc	9,603	618		Alexandria Real Estate Equities Inc	935	101
Sirius XM Holdings Inc	243,579	1,016		Boston Properties Inc	3,735	450
Starz (a)	9,905	311		Care Capital Properties Inc	1,779	47
Viacom Inc - A Shares	1,963	83		CubeSmart	14,331	374
Viacom Inc - B Shares	38,202	1,435		CyrusOne Inc	7,107	317
		$17,550		Digital Realty Trust Inc	12,255	1,145
Metal Fabrication & Hardware - 0.02%				Empire State Realty Trust Inc	10,066	197
Valmont Industries Inc	2,170	278		Equinix Inc	5,924	2,116
				Equity LifeStyle Properties Inc	10,219	775
Mining - 0.03%				Essex Property Trust Inc	3,417	731
Freeport-McMoRan Inc (a)	24,610	275		Extra Space Storage Inc	14,706	1,076
Royal Gold Inc	666	46		Federal Realty Investment Trust	6,041	877
				Healthcare Trust of America Inc	11,225	343

See accompanying notes				352

Schedule of Investments
MidCap Growth Fund III
October 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
REITS (continued)				Software (continued)
Iron Mountain Inc	28,952	$977		Autodesk Inc (a)	14,859	$1,074
Lamar Advertising Co	9,302	590		Black Knight Financial Services Inc (a)	3,742	147
Life Storage Inc	3,734	301		Blackbaud Inc	78,930	4,846
Omega Healthcare Investors Inc	10,417	332		Broadridge Financial Solutions Inc	16,851	1,090
Regency Centers Corp	3,159	228		Cadence Design Systems Inc (a)	25,465	651
Senior Housing Properties Trust	4,995	106		CDK Global Inc	21,379	1,168
Tanger Factory Outlet Centers Inc	10,510	366		Cerner Corp (a)	262,434	15,373
Ventas Inc	13,558	919		Citrix Systems Inc (a)	20,054	1,701
		$12,368		Donnelley Financial Solutions Inc (a)	2,301	49
Retail - 11.29%				Dun & Bradstreet Corp/The	43,886	5,479
Advance Auto Parts Inc	6,067	850		Electronic Arts Inc (a)	34,315	2,694
AutoNation Inc (a)	3,411	150		Fidelity National Information Services Inc	15,786	1,167
AutoZone Inc (a)	3,486	2,587		First Data Corp (a)	37,006	518
Bed Bath & Beyond Inc	7,205	291		Fiserv Inc (a)	131,671	12,967
Brinker International Inc	6,969	343		Guidewire Software Inc (a)	174,491	10,024
Burlington Stores Inc (a)	119,626	8,965		Jack Henry & Associates Inc	11,508	932
Cabela's Inc (a)	1,077	66		Manhattan Associates Inc (a)	90,335	4,574
CarMax Inc (a)	16,558	827		MSCI Inc	12,136	973
Casey's General Stores Inc	68,119	7,697		NetSuite Inc (a)	4,425	412
Chipotle Mexican Grill Inc (a)	2,422	874		Nuance Communications Inc (a)	22,289	313
Coach Inc	4,488	161		Paychex Inc	38,581	2,130
Copart Inc (a)	205,873	10,802		PTC Inc (a)	6,065	288
Darden Restaurants Inc	9,902	642		Rackspace Hosting Inc (a)	13,541	433
Dick's Sporting Goods Inc	8,220	457		Red Hat Inc (a)	212,613	16,467
Dollar General Corp	288,583	19,938		ServiceNow Inc (a)	123,124	10,824
Dollar Tree Inc (a)	27,692	2,092		Splunk Inc (a)	11,151	671
Domino's Pizza Inc	68,655	11,619		SS&C Technologies Holdings Inc	17,707	565
Dunkin' Brands Group Inc	10,531	509		Synopsys Inc (a)	144,812	8,589
Foot Locker Inc	17,426	1,163		Tyler Technologies Inc (a)	65,549	10,514
Gap Inc/The	3,316	91		Ultimate Software Group Inc/The (a)	55,407	11,691
Genuine Parts Co	17,975	1,628		Veeva Systems Inc (a)	325,842	12,659
L Brands Inc	3,738	270		Workday Inc (a)	9,980	865
Liberty Interactive Corp QVC Group (a)	21,289	394				$170,541
lululemon athletica Inc (a)	111,923	6,407		Telecommunications - 0.13%
Michaels Cos Inc/The (a)	9,729	226		Arista Networks Inc (a)	4,826	409
MSC Industrial Direct Co Inc	2,755	201		ARRIS International PLC (a)	5,772	160
Nordstrom Inc	18,416	958		CommScope Holding Co Inc (a)	14,739	450
Nu Skin Enterprises Inc	2,186	135		Motorola Solutions Inc	1,680	122
Ollie's Bargain Outlet Holdings Inc (a)	252,415	6,904		Zayo Group Holdings Inc (a)	17,817	574
O'Reilly Automotive Inc (a)	82,136	21,721				$1,715
Panera Bread Co (a)	2,599	496		Textiles - 0.09%
Rite Aid Corp (a)	88,223	592		Mohawk Industries Inc (a)	6,575	1,212
Ross Stores Inc	277,696	17,367
Sally Beauty Holdings Inc (a)	217,080	5,631		Toys, Games & Hobbies - 1.08%
Signet Jewelers Ltd	6,133	498		Hasbro Inc	164,295	13,704
Tractor Supply Co	166,918	10,454		Mattel Inc	29,235	922
Ulta Salon Cosmetics & Fragrance Inc (a)	34,552	8,408				$14,626
Urban Outfitters Inc (a)	8,857	296
				Transportation - 1.95%
Wendy's Co/The	14,853	161		CH Robinson Worldwide Inc	17,556	1,196
Williams-Sonoma Inc	10,297	476		Expeditors International of Washington Inc	10,888	560
		$153,347		JB Hunt Transport Services Inc	96,822	7,902
Semiconductors - 1.83%				Landstar System Inc	5,212	371
IPG Photonics Corp (a)	50,482	4,897		Old Dominion Freight Line Inc (a)	220,273	16,450
KLA-Tencor Corp	13,366	1,004				$26,479
Lam Research Corp	17,388	1,684		TOTAL COMMON STOCKS		$1,302,708
Linear Technology Corp	9,515	571		INVESTMENT COMPANIES - 4.17%	Shares Held	Value(000	's)
Maxim Integrated Products Inc	24,234	960		Money Market Funds - 4.17%
Microchip Technology Inc	18,016	1,091		BlackRock Liquidity Funds FedFund Portfolio	18,551,434	18,552
Monolithic Power Systems Inc	104,715	8,253		Cash Account Trust - Government & Agency	685,007	685
NVIDIA Corp	61,062	4,345		Portfolio - Government Cash Managed
ON Semiconductor Corp (a)	5,498	64
				First American Government Obligations Fund	37,445,273	37,445
Qorvo Inc (a)	1,106	62
						$56,682
Skyworks Solutions Inc	14,929	1,149		TOTAL INVESTMENT COMPANIES		$56,682
Xilinx Inc	14,761	751
				Total Investments		$1,359,390
		$24,831
				Other Assets and Liabilities - (0.07)%		$(903)
Shipbuilding - 0.06%
				TOTAL NET ASSETS - 100.00%		$1,358,487
Huntington Ingalls Industries Inc	5,395	870

Software - 12.55%				(a) Non-Income Producing Security
Akamai Technologies Inc (a)	398,587	27,690
ANSYS Inc (a)	4,985	455
athenahealth Inc (a)	4,321	447
Atlassian Corp PLC (a)	3,761	101

See accompanying notes				353

		Schedule of Investments
MidCap Growth Fund III
October 31, 2016

Portfolio Summary (unaudited)
Sector		Percent
Consumer, Non-cyclical		26.84%
Consumer, Cyclical		22.08%
Technology		17.77%
Industrial		16.23%
Financial		7.68%
Investment Companies		4.17%
Communications		3.30%
Energy		1.21%
Basic Materials		0.79%
Other Assets and Liabilities		(0.07)%
TOTAL NET ASSETS		100.00%

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Fair Value	Appreciation/(Depreciation)
S&P Mid 400 Emini; December 2016	Long	381	$58,295	$57,409	$(886)
Total					$(886)

Amounts in thousands except contracts

See accompanying notes

Schedule of Investments
MidCap S&P 400 Index Fund
October 31, 2016

COMMON STOCKS - 97.70%	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Aerospace & Defense - 1.54%				Chemicals (continued)
B/E Aerospace Inc	81,019	$4,822		Versum Materials Inc (a)	86,320	$1,959
Curtiss-Wright Corp	35,416	3,174				$33,248
Esterline Technologies Corp (a)	23,436	1,722		Coal - 0.20%
KLX Inc (a)	42,019	1,446		CONSOL Energy Inc	140,843	2,387
Orbital ATK Inc	46,683	3,471
Teledyne Technologies Inc (a)	27,630	2,975		Commercial Services - 3.75%
Triumph Group Inc	39,486	936		Aaron's Inc	51,635	1,276
		$18,546		Avis Budget Group Inc (a)	75,404	2,440
Airlines - 0.37%				CEB Inc	25,675	1,249
JetBlue Airways Corp (a)	258,013	4,510		CoreLogic Inc/United States (a)	70,393	2,996
				Deluxe Corp	38,879	2,379
Apparel - 0.58%				DeVry Education Group Inc	45,236	1,027
Carter's Inc	39,909	3,446		FTI Consulting Inc (a)	33,627	1,310
Deckers Outdoor Corp (a)	25,543	1,333		Gartner Inc (a)	65,868	5,667
Skechers U.S.A. Inc (a)	106,287	2,235		Graham Holdings Co	3,709	1,762
		$7,014		Live Nation Entertainment Inc (a)	105,239	2,912
Automobile Parts & Equipment - 0.15%				ManpowerGroup Inc	54,636	4,196
Dana Inc	114,349	1,770		MarketAxess Holdings Inc	29,997	4,522
				PAREXEL International Corp (a)	42,164	2,457
Banks - 5.96%				Rollins Inc	76,576	2,360
Associated Banc-Corp	118,456	2,405		Service Corp International/US	154,369	3,952
BancorpSouth Inc	68,606	1,612		Sotheby's	38,240	1,372
				WEX Inc (a)	30,652	3,344
Bank of Hawaii Corp	34,175	2,568
Bank of the Ozarks Inc	72,414	2,676				$45,221
Cathay General Bancorp	59,099	1,770		Computers - 3.45%
Chemical Financial Corp	55,780	2,396		3D Systems Corp (a)	84,982	1,179
Commerce Bancshares Inc/MO	66,206	3,298		Brocade Communications Systems Inc	319,588	3,388
Cullen/Frost Bankers Inc	44,067	3,349		Computer Sciences Corp	111,953	6,096
East West Bancorp Inc	114,883	4,539		Convergys Corp	76,462	2,233
First Horizon National Corp	184,973	2,850		Diebold Inc	59,886	1,305
FNB Corp/PA	167,515	2,189		DST Systems Inc	26,004	2,500
Fulton Financial Corp	137,969	2,056		Fortinet Inc (a)	117,022	3,752
Hancock Holding Co	61,820	2,074		Leidos Holdings Inc	113,326	4,711
International Bancshares Corp	46,266	1,427		Lexmark International Inc	49,940	1,982
MB Financial Inc	56,896	2,071		MAXIMUS Inc	51,734	2,693
PacWest Bancorp	95,996	4,165		Mentor Graphics Corp	86,225	2,492
PrivateBancorp Inc	63,376	2,867		NCR Corp (a)	98,697	3,459
Prosperity Bancshares Inc	55,391	3,073		NetScout Systems Inc (a)	73,340	2,013
Signature Bank/New York NY (a)	42,797	5,160		Science Applications International Corp	35,736	2,463
SVB Financial Group (a)	41,486	5,073		VeriFone Systems Inc (a)	88,471	1,369
Synovus Financial Corp	98,005	3,241				$41,635
TCF Financial Corp	136,362	1,950		Consumer Products - 0.15%
Trustmark Corp	53,913	1,492		Helen of Troy Ltd (a)	22,192	1,809
Umpqua Holdings Corp	175,547	2,682
Valley National Bancorp	202,876	2,000		Cosmetics & Personal Care - 0.48%
Webster Financial Corp	73,085	2,953		Avon Products Inc	348,407	2,282
		$71,936		Edgewell Personal Care Co (a)	46,997	3,544
Beverages - 0.09%						$5,826
Boston Beer Co Inc/The (a)	7,220	1,121		Distribution & Wholesale - 0.93%
				Fossil Group Inc (a)	33,383	910
Biotechnology - 0.80%				Ingram Micro Inc	119,314	4,439
Bio-Rad Laboratories Inc (a)	16,467	2,603		Pool Corp	33,521	3,103
Charles River Laboratories International Inc	37,703	2,861		Watsco Inc	20,562	2,823
(a)						$11,275
United Therapeutics Corp (a)	34,654	4,161		Diversified Financial Services - 2.31%
		$9,625		CBOE Holdings Inc	64,803	4,096
Building Materials - 0.96%				Eaton Vance Corp	90,426	3,171
Cree Inc (a)	80,401	1,793		Federated Investors Inc	74,807	2,020
Eagle Materials Inc	38,458	3,114		Janus Capital Group Inc	114,136	1,463
Lennox International Inc	31,192	4,550		Raymond James Financial Inc	100,530	6,044
Louisiana-Pacific Corp (a)	113,330	2,080		SEI Investments Co	108,036	4,789
		$11,537		SLM Corp (a)	341,161	2,405
Chemicals - 2.76%				Stifel Financial Corp (a)	52,785	2,066
Ashland Global Holdings Inc	49,509	5,532		Waddell & Reed Financial Inc	66,044	1,038
Cabot Corp	49,730	2,593		WisdomTree Investments Inc	91,464	785
Minerals Technologies Inc	27,773	1,866				$27,877
NewMarket Corp	7,368	2,954		Electric - 2.80%
Olin Corp	131,674	2,888		Black Hills Corp	41,714	2,580
PolyOne Corp	67,023	1,959		Great Plains Energy Inc	165,316	4,702
RPM International Inc	106,137	5,046		Hawaiian Electric Industries Inc	86,257	2,545
Sensient Technologies Corp	35,700	2,660		IDACORP Inc	40,183	3,150
Valspar Corp/The	58,141	5,791		MDU Resources Group Inc	155,703	4,081
				NorthWestern Corp	38,515	2,216

See accompanying notes				355

Schedule of Investments
MidCap S&P 400 Index Fund
October 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Electric (continued)				Healthcare - Products - 4.00%
OGE Energy Corp	159,209	$4,942		ABIOMED Inc (a)	31,906	$3,350
PNM Resources Inc	63,503	2,086		Align Technology Inc (a)	59,987	5,154
Talen Energy Corp (a)	68,652	956		Bio-Techne Corp	29,733	3,092
Westar Energy Inc	112,996	6,477		Halyard Health Inc (a)	37,206	1,204
		$33,735		Hill-Rom Holdings Inc	47,494	2,632
Electrical Components & Equipment - 0.91%				IDEXX Laboratories Inc (a)	71,385	7,648
Belden Inc	33,579	2,176		LivaNova PLC (a)	35,211	1,996
Energizer Holdings Inc	49,352	2,295		NuVasive Inc (a)	40,032	2,391
EnerSys	34,621	2,255		ResMed Inc	112,171	6,704
Hubbell Inc	41,026	4,288		STERIS PLC	68,680	4,589
		$11,014		Teleflex Inc	35,107	5,025
Electronics - 2.94%				West Pharmaceutical Services Inc	58,372	4,438
Arrow Electronics Inc (a)	72,760	4,447				$48,223
Avnet Inc	101,540	4,259		Healthcare - Services - 1.35%
Gentex Corp	228,640	3,866		Amsurg Corp (a)	43,697	2,611
Jabil Circuit Inc	152,340	3,251		LifePoint Health Inc (a)	34,020	2,036
Keysight Technologies Inc (a)	135,479	4,444		MEDNAX Inc (a)	73,358	4,493
Knowles Corp (a)	70,708	1,056		Molina Healthcare Inc (a)	33,963	1,848
National Instruments Corp	84,074	2,362		Tenet Healthcare Corp (a)	63,471	1,251
Tech Data Corp (a)	28,074	2,162		WellCare Health Plans Inc (a)	35,291	4,006
Trimble Inc (a)	198,651	5,491				$16,245
Vishay Intertechnology Inc	107,446	1,515		Home Builders - 1.23%
Woodward Inc	44,113	2,602		CalAtlantic Group Inc	59,467	1,922
		$35,455		KB Home	65,952	959
Engineering & Construction - 0.95%				NVR Inc (a)	2,888	4,398
AECOM (a)	122,530	3,413		Thor Industries Inc	38,075	3,020
Dycom Industries Inc (a)	25,054	1,927		Toll Brothers Inc (a)	120,316	3,302
EMCOR Group Inc	48,472	2,931		TRI Pointe Group Inc (a)	116,542	1,262
Granite Construction Inc	31,569	1,552				$14,863
KBR Inc	113,585	1,682		Home Furnishings - 0.18%
		$11,505		Tempur Sealy International Inc (a)	40,514	2,191
Entertainment - 0.45%
Churchill Downs Inc	9,919	1,349		Housewares - 0.81%
Cinemark Holdings Inc	84,315	3,356		Scotts Miracle-Gro Co/The	36,120	3,182
International Speedway Corp	20,754	683		Toro Co/The	87,147	4,172
		$5,388		Tupperware Brands Corp	40,289	2,398
Environmental Control - 0.28%						$9,752
Clean Harbors Inc (a)	41,711	1,974		Insurance - 4.98%
MSA Safety Inc	24,828	1,447		Alleghany Corp (a)	12,308	6,353
		$3,421		American Financial Group Inc/OH	58,190	4,335
Food - 3.21%				Aspen Insurance Holdings Ltd	47,997	2,316
Dean Foods Co	72,088	1,316		Brown & Brown Inc	91,399	3,369
Flowers Foods Inc	145,133	2,252		CNO Financial Group Inc	139,627	2,106
Hain Celestial Group Inc/The (a)	82,472	3,000		Endurance Specialty Holdings Ltd	51,182	4,706
Ingredion Inc	57,546	7,548		Everest Re Group Ltd	33,395	6,796
Lancaster Colony Corp	15,523	2,028		First American Financial Corp	87,470	3,417
Post Holdings Inc (a)	51,541	3,929		Genworth Financial Inc (a)	397,292	1,645
Snyder's-Lance Inc	68,167	2,425		Hanover Insurance Group Inc/The	34,077	2,596
Sprouts Farmers Market Inc (a)	111,230	2,464		Kemper Corp	38,727	1,454
Tootsie Roll Industries Inc	14,020	497		Mercury General Corp	29,073	1,584
TreeHouse Foods Inc (a)	45,217	3,956		Old Republic International Corp	194,585	3,281
United Natural Foods Inc (a)	40,165	1,676		Primerica Inc	37,049	2,027
WhiteWave Foods Co/The (a)	141,267	7,698		Reinsurance Group of America Inc	51,075	5,509
		$38,789		RenaissanceRe Holdings Ltd	32,852	4,083
Forest Products & Paper - 0.15%				WR Berkley Corp	78,291	4,470
Domtar Corp	49,894	1,794				$60,047
				Internet - 0.21%
				comScore Inc (a)	35,691	1,028
Gas - 2.45%
				WebMD Health Corp (a)	31,081	1,527
Atmos Energy Corp	82,791	6,159
National Fuel Gas Co	67,755	3,549				$2,555
New Jersey Resources Corp	68,682	2,332		Iron & Steel - 1.44%
ONE Gas Inc	41,648	2,552		Allegheny Technologies Inc	86,892	1,185
Southwest Gas Corp	37,854	2,743		Carpenter Technology Corp	37,161	1,175
UGI Corp	138,118	6,394		Commercial Metals Co	91,386	1,436
Vectren Corp	66,040	3,322		Reliance Steel & Aluminum Co	57,823	3,977
WGL Holdings Inc	40,707	2,567		Steel Dynamics Inc	194,335	5,336
		$29,618		United States Steel Corp	134,306	2,597
Hand & Machine Tools - 0.60%				Worthington Industries Inc	35,140	1,652
Kennametal Inc	63,540	1,799				$17,358
Lincoln Electric Holdings Inc	50,408	3,318		Leisure Products & Services - 0.71%
Regal Beloit Corp	35,679	2,109		Brunswick Corp/DE	71,926	3,129
		$7,226		Polaris Industries Inc	47,518	3,640

See accompanying notes

Schedule of Investments
MidCap S&P 400 Index Fund
October 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Leisure Products & Services (continued)				Packaging & Containers (continued)
Vista Outdoor Inc (a)	48,100	$1,860		Greif Inc - Class A	20,554	$963
		$8,629		Packaging Corp of America	75,124	6,198
Machinery - Construction & Mining - 0.61%				Silgan Holdings Inc	32,786	1,670
Joy Global Inc	78,258	2,178		Sonoco Products Co	79,912	4,019
Oshkosh Corp	58,585	3,134				$16,529
Terex Corp	86,579	2,068		Pharmaceuticals - 0.95%
		$7,380		Akorn Inc (a)	70,332	1,684
Machinery - Diversified - 2.27%				Catalent Inc (a)	99,450	2,269
AGCO Corp	54,320	2,775		Owens & Minor Inc	49,752	1,615
Cognex Corp	67,852	3,501		Prestige Brands Holdings Inc (a)	42,186	1,910
Graco Inc	44,389	3,325		VCA Inc (a)	64,468	3,962
IDEX Corp	60,693	5,246				$11,440
Nordson Corp	42,404	4,246		Real Estate - 0.42%
Wabtec Corp/DE	71,847	5,554		Alexander & Baldwin Inc	36,720	1,535
Zebra Technologies Corp (a)	42,067	2,770		Jones Lang LaSalle Inc	36,018	3,488
		$27,417				$5,023
Media - 1.22%				REITS- 11.14%
AMC Networks Inc (a)	47,766	2,337		Alexandria Real Estate Equities Inc	62,163	6,702
Cable One Inc	3,740	2,157		American Campus Communities Inc	104,012	5,420
FactSet Research Systems Inc	32,409	5,014		Camden Property Trust	69,687	5,675
John Wiley & Sons Inc	35,669	1,841		Care Capital Properties Inc	66,923	1,778
Meredith Corp	29,128	1,321		Communications Sales & Leasing Inc	108,373	3,081
New York Times Co/The	97,066	1,058		Corporate Office Properties Trust	75,545	2,016
Time Inc	79,803	1,037		Corrections Corp of America	93,693	1,354
		$14,765		Cousins Properties Inc	272,133	2,114
Metal Fabrication & Hardware - 0.34%				DCT Industrial Trust Inc	71,870	3,360
Timken Co/The	56,169	1,856		Douglas Emmett Inc	114,390	4,175
Valmont Industries Inc	18,047	2,309		Duke Realty Corp	279,637	7,312
		$4,165		Education Realty Trust Inc	58,237	2,480
Mining - 0.46%				EPR Properties	50,724	3,689
Compass Minerals International Inc	26,938	1,935		Equity One Inc	73,356	2,091
Royal Gold Inc	52,034	3,581		First Industrial Realty Trust Inc	93,166	2,461
		$5,516		Healthcare Realty Trust Inc	92,369	2,946
Miscellaneous Manufacturers - 2.36%				Highwoods Properties Inc	78,616	3,902
AO Smith Corp	118,204	5,339		Hospitality Properties Trust	130,914	3,582
AptarGroup Inc	50,173	3,584		Kilroy Realty Corp	73,487	5,279
Carlisle Cos Inc	51,518	5,402		Lamar Advertising Co	66,049	4,191
CLARCOR Inc	38,873	2,418		LaSalle Hotel Properties	90,138	2,141
Crane Co	39,574	2,692		Liberty Property Trust	116,984	4,730
Donaldson Co Inc	106,133	3,876		Life Storage Inc	36,988	2,983
ITT Inc	71,432	2,516		Mack-Cali Realty Corp	71,472	1,835
Trinity Industries Inc	121,492	2,594		Medical Properties Trust Inc	255,224	3,558
		$28,421		Mid-America Apartment Communities Inc	60,218	5,585
				National Retail Properties Inc	117,196	5,346
Office Furnishings - 0.23%
Herman Miller Inc	47,712	1,326		Omega Healthcare Investors Inc	154,219	4,909
HNI Corp	35,441	1,441		Post Properties Inc	42,651	2,806
				Potlatch Corp	32,303	1,240
		$2,767		Rayonier Inc (b)	97,953	2,627
Oil & Gas - 2.75%
Denbury Resources Inc (a)	317,561	759		Regency Centers Corp	83,303	6,004
				Senior Housing Properties Trust	189,330	4,027
Diamond Offshore Drilling Inc	51,397	848
				Tanger Factory Outlet Centers Inc	76,577	2,665
Energen Corp	77,387	3,879
				Taubman Centers Inc	48,147	3,489
Ensco PLC	240,287	1,879
Gulfport Energy Corp (a)	99,946	2,410		Urban Edge Properties	72,924	1,882
				Washington Prime Group Inc	147,765	1,550
HollyFrontier Corp	140,727	3,511
Murphy USA Inc (a)	29,349	2,019		Weingarten Realty Investors	93,758	3,395
						$134,380
Nabors Industries Ltd	225,919	2,688
Noble Corp plc	193,902	958		Retail - 5.95%
				American Eagle Outfitters Inc	136,213	2,321
Patterson-UTI Energy Inc	117,777	2,648		Ascena Retail Group Inc (a)	132,993	650
QEP Resources Inc	191,025	3,070
Rowan Cos Plc	99,990	1,327		Big Lots Inc	35,376	1,535
				Brinker International Inc	43,787	2,156
SM Energy Co	69,253	2,329		Buffalo Wild Wings Inc (a)	14,588	2,125
Western Refining Inc	63,101	1,820		Cabela's Inc (a)	40,936	2,522
WPX Energy Inc (a)	274,517	2,981
				Casey's General Stores Inc	31,235	3,529
		$33,126
				Cheesecake Factory Inc/The	35,647	1,896
Oil & Gas Services - 0.67%
Dril-Quip Inc (a)	29,952	1,423		Chico's FAS Inc	105,261	1,228
				Copart Inc (a)	77,610	4,072
NOW Inc (a)	85,682	1,847
				Cracker Barrel Old Country Store Inc	19,088	2,634
Oceaneering International Inc	78,177	1,861
Oil States International Inc (a)	40,932	1,197		CST Brands Inc	60,339	2,898
				Dick's Sporting Goods Inc	70,166	3,905
Superior Energy Services Inc	120,940	1,712
				Domino's Pizza Inc	38,473	6,511
		$8,040		Dunkin' Brands Group Inc	73,141	3,537
Packaging & Containers - 1.37%				GameStop Corp	82,873	1,993
Bemis Co Inc	75,506	3,679
See accompanying notes				357

Schedule of Investments
MidCap S&P 400 Index Fund
October 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Retail (continued)				Trucking & Leasing - 0.12%
Guess? Inc	49,105	$663		GATX Corp	32,208	$1,410
HSN Inc	25,416	958
Jack in the Box Inc	26,053	2,442		Water - 0.36%
JC Penney Co Inc (a)	245,334	2,107		Aqua America Inc	141,374	4,340
Kate Spade & Co (a)	102,067	1,710
MSC Industrial Direct Co Inc	35,457	2,581		TOTAL COMMON STOCKS		$1,178,629
Office Depot Inc	433,641	1,366		INVESTMENT COMPANIES - 2.18%	Shares Held	Value (000's)
Panera Bread Co (a)	17,750	3,386		Exchange Traded Funds - 0.71%
Restoration Hardware Holdings Inc (a)	30,431	882		iShares Core S&P Mid-Cap ETF	57,333	8,632
Sally Beauty Holdings Inc (a)	116,751	3,029
Texas Roadhouse Inc	51,102	2,071		Money Market Funds - 1.47%
Wendy's Co/The	162,460	1,761		BlackRock Liquidity Funds FedFund Portfolio	17,699,800	17,700
Williams-Sonoma Inc	65,391	3,022
World Fuel Services Corp	56,162	2,261		TOTAL INVESTMENT COMPANIES		$26,332
		$71,751		Total Investments		$1,204,961
Savings & Loans - 0.62%				Other Assets and Liabilities - 0.12%		$1,469
New York Community Bancorp Inc	388,309	5,576		TOTAL NET ASSETS - 100.00%		$1,206,430
Washington Federal Inc	72,140	1,966
		$7,542
Semiconductors - 2.51%				(a) Non-Income Producing Security
Advanced Micro Devices Inc (a)	585,458	4,233		(b)		Security is Illiquid. At the end of the period, the value of these securities
Cirrus Logic Inc (a)	49,812	2,689		totaled $2,627 or 0.22% of net assets.
Cypress Semiconductor Corp	256,057	2,553
Integrated Device Technology Inc (a)	107,088	2,218
Intersil Corp	108,023	2,385
IPG Photonics Corp (a)	29,663	2,878		Portfolio Summary (unaudited)
Microsemi Corp (a)	90,236	3,802		Sector		Percent
Monolithic Power Systems Inc	29,698	2,340		Financial		25.43%
Silicon Laboratories Inc (a)	33,162	1,988		Industrial		16.83%
Synaptics Inc (a)	27,752	1,446		Consumer, Non-cyclical		14.78%
Teradyne Inc	161,305	3,757		Technology		12.35%
		$30,289		Consumer, Cyclical		11.59%
Shipbuilding - 0.50%				Utilities		5.61%
Huntington Ingalls Industries Inc	37,301	6,019		Basic Materials		4.81%
				Energy		3.62%
Software - 6.39%				Communications		2.68%
ACI Worldwide Inc (a)	93,413	1,693		Investment Companies		2.18%
Acxiom Corp (a)	61,713	1,454		Other Assets and Liabilities		0.12%
Allscripts Healthcare Solutions Inc (a)	148,731	1,786		TOTAL NET ASSETS		100.00%
ANSYS Inc (a)	69,533	6,352
Broadridge Financial Solutions Inc	94,295	6,097
Cadence Design Systems Inc (a)	233,063	5,962
CDK Global Inc	119,699	6,537
CommVault Systems Inc (a)	32,936	1,762
Fair Isaac Corp	24,598	2,968
j2 Global Inc	38,277	2,723
Jack Henry & Associates Inc	62,611	5,073
Manhattan Associates Inc (a)	57,086	2,891
MSCI Inc	75,441	6,049
PTC Inc (a)	91,647	4,348
Rackspace Hosting Inc (a)	85,251	2,723
SYNNEX Corp	23,142	2,373
Synopsys Inc (a)	120,653	7,156
Tyler Technologies Inc (a)	26,364	4,229
Ultimate Software Group Inc/The (a)	23,071	4,868
		$77,044
Telecommunications - 1.25%
ARRIS International PLC (a)	152,012	4,223
Ciena Corp (a)	110,110	2,134
InterDigital Inc/PA	27,306	1,929
NeuStar Inc (a)	43,459	976
Plantronics Inc	26,456	1,368
Telephone & Data Systems Inc	74,167	1,916
ViaSat Inc (a)	36,150	2,554
		$15,100
Transportation - 1.08%
Genesee & Wyoming Inc (a)	45,638	3,101
Kirby Corp (a)	42,936	2,531
Landstar System Inc	33,570	2,388
Old Dominion Freight Line Inc (a)	55,484	4,143
Werner Enterprises Inc	35,618	857
		$13,020

See accompanying notes

		Schedule of Investments
MidCap S&P 400 Index Fund
October 31, 2016

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Fair Value	Appreciation/(Depreciation)
S&P Mid 400 Emini; December 2016	Long	115	$17,566	$17,328	$(238)
Total					$(238)
Amounts in thousands except contracts

See accompanying notes

Schedule of Investments
MidCap Value Fund I
October 31, 2016

COMMON STOCKS - 97.56%	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Advertising - 0.88%				Building Materials (continued)
Clear Channel Outdoor Holdings Inc	1,930	$11		Cree Inc (a)	7,341	$164
Interpublic Group of Cos Inc/The	438,729	9,823		Lennox International Inc	92	13
		$9,834		Martin Marietta Materials Inc	194	36
Aerospace & Defense - 0.25%				Masco Corp	6,666	206
Harris Corp	5,802	518		Owens Corning	196,803	9,600
				USG Corp (a)	3,777	95
L-3 Communications Holdings Inc	14,251	1,951
Orbital ATK Inc	2,448	182		Vulcan Materials Co	291	33
Spirit AeroSystems Holdings Inc	3,659	184				$10,220
		$2,835		Chemicals - 2.80%
Agriculture - 1.75%				Agrium Inc	96,389	8,850
Archer-Daniels-Midland Co	417,927	18,209		Albemarle Corp	3,621	302
Bunge Ltd	19,515	1,210		Ashland Global Holdings Inc	33,810	3,778
		$19,419		Cabot Corp	8,490	443
Airlines - 0.58%				Celanese Corp	21,804	1,590
Alaska Air Group Inc	1,689	122		CF Industries Holdings Inc	69,762	1,675
American Airlines Group Inc	89,738	3,643		Eastman Chemical Co	53,890	3,876
Copa Holdings SA	1,534	142		FMC Corp	17,648	828
JetBlue Airways Corp (a)	14,700	257		GCP Applied Technologies Inc (a)	3,580	93
United Continental Holdings Inc (a)	41,319	2,323		Huntsman Corp	9,117	154
				Ingevity Corp (a)	2,605	108
		$6,487
				International Flavors & Fragrances Inc	39,710	5,193
Apparel - 0.01%
				Mosaic Co/The	102,595	2,414
Ralph Lauren Corp	1,717	168
				NewMarket Corp	48	19
				Platform Specialty Products Corp (a)	8,101	59
Automobile Manufacturers - 0.09%
				Westlake Chemical Corp	28,044	1,452
PACCAR Inc	19,110	1,050
				WR Grace & Co	5,276	353
Automobile Parts & Equipment - 0.97%						$31,187
Adient plc (a)	3,137	143		Coal- 0.02%
Allison Transmission Holdings Inc	32,514	953		CONSOL Energy Inc	10,172	172
BorgWarner Inc	258,882	9,278
Goodyear Tire & Rubber Co/The	8,587	249		Commercial Services - 2.13%
Lear Corp	1,128	138		AMERCO	105	34
		$10,761		Aramark	7,558	281
				Booz Allen Hamilton Holding Corp	309,998	9,445
Banks - 4.20%				CoreLogic Inc/United States (a)	12,185	519
Associated Banc-Corp	6,626	135
				H&R Block Inc	7,261	167
Bank of Hawaii Corp	22,644	1,702		Herc Holdings Inc (a)	31,082	935
BankUnited Inc	37,235	1,085		Hertz Global Holdings Inc (a)	2,405	80
BOK Financial Corp	1,183	84		Live Nation Entertainment Inc (a)	2,569	71
Citizens Financial Group Inc	514,102	13,541
				LSC Communications Inc	6,541	158
Comerica Inc	8,221	428
				Macquarie Infrastructure Corp	2,410	197
Commerce Bancshares Inc/MO	23,683	1,180
				ManpowerGroup Inc	4,190	322
Cullen/Frost Bankers Inc	2,374	180
				Moody's Corp	565	57
East West Bancorp Inc	4,651	184
				Nielsen Holdings PLC	16,177	728
Fifth Third Bancorp	36,838	802		Quanta Services Inc (a)	361,226	10,386
First Horizon National Corp	52,827	814
				RR Donnelley & Sons Co	10,341	184
First Republic Bank/CA	913	68		United Rentals Inc (a)	1,253	95
Huntington Bancshares Inc/OH	46,811	496
KeyCorp	47,369	669				$23,659
M&T Bank Corp	4,840	594		Computers - 3.60%
Northern Trust Corp	10,789	781		Amdocs Ltd	7,463	436
PacWest Bancorp	15,042	652		Brocade Communications Systems Inc	72,078	764
Popular Inc	13,554	492		Computer Sciences Corp	203,239	11,066
				Genpact Ltd (a)	1,283	30
Regions Financial Corp	95,153	1,019
Signature Bank/New York NY (a)	688	83		Hewlett Packard Enterprise Co	554,890	12,468
SunTrust Banks Inc	382,533	17,303		Leidos Holdings Inc	22,280	926
SVB Financial Group (a)	428	52		Lexmark International Inc	2,987	119
				Lumentum Holdings Inc (a)	5,360	180
Synovus Financial Corp	89,741	2,968
TCF Financial Corp	85,731	1,226		MAXIMUS Inc	129,173	6,725
Zions Bancorporation	6,494	209		NetApp Inc	86,417	2,933
				Teradata Corp (a)	15,490	418
		$46,747
				Western Digital Corp	67,937	3,970
Beverages - 0.07%
Brown-Forman Corp - A Shares	128	6				$40,035
Brown-Forman Corp - B Shares	660	31		Consumer Products - 0.62%
Molson Coors Brewing Co	7,220	749		Avery Dennison Corp	97,019	6,771
		$786		Clorox Co/The	1,102	132
Biotechnology - 0.03%						$6,903
Alnylam Pharmaceuticals Inc (a)	402	14		Cosmetics & Personal Care - 0.23%
Bio-Rad Laboratories Inc (a)	873	138		Avon Products Inc	105,240	689
Juno Therapeutics Inc (a)	250	6		Coty Inc (a)	13,911	320
United Therapeutics Corp (a)	1,322	159		Edgewell Personal Care Co (a)	20,873	1,574
		$317				$2,583
Building Materials - 0.92%				Distribution & Wholesale - 0.04%
Armstrong World Industries Inc (a)	1,956	73		Ingram Micro Inc	7,794	290
See accompanying notes				360

Schedule of Investments
MidCap Value Fund I
October 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Distribution & Wholesale (continued)				Engineering & Construction - 1.32%
WESCO International Inc (a)	2,077	$113		AECOM (a)	6,545	$182
		$403		Chicago Bridge & Iron Co NV ADR	16,569	531
Diversified Financial Services - 1.62%				Fluor Corp	31,203	1,623
Affiliated Managers Group Inc (a)	223	30		Jacobs Engineering Group Inc (a)	230,790	11,904
Ally Financial Inc	46,771	846		KBR Inc	17,587	260
Ameriprise Financial Inc	3,523	311		SBA Communications Corp (a)	1,466	166
CIT Group Inc	93,669	3,403				$14,666
E*TRADE Financial Corp (a)	9,037	254		Entertainment - 0.13%
FNF Group	13,519	485		Dolby Laboratories Inc	2,583	123
Invesco Ltd	307,232	8,630		Gaming and Leisure Properties Inc	35,078	1,151
Lazard Ltd	4,800	175		International Game Technology PLC	4,310	124
Legg Mason Inc	5,454	156		Regal Entertainment Group	2,789	60
LPL Financial Holdings Inc	3,140	97				$1,458
Nasdaq Inc	5,703	365		Environmental Control - 0.91%
Navient Corp	14,548	186		Republic Services Inc	190,726	10,038
Raymond James Financial Inc	6,502	391		Stericycle Inc (a)	1,643	131
Santander Consumer USA Holdings Inc (a)	5,137	63				$10,169
SLM Corp (a)	53,990	381
				Food - 2.79%
Synchrony Financial	66,022	1,888		ConAgra Foods Inc	4,742	228
T Rowe Price Group Inc	1,866	119		Flowers Foods Inc	592	9
TD Ameritrade Holding Corp	861	29		Hain Celestial Group Inc/The (a)	1,066	39
Waddell & Reed Financial Inc	9,460	149		Hormel Foods Corp	2,309	89
		$17,958		Ingredion Inc	42,283	5,547
Electric - 6.13%				JM Smucker Co/The	5,143	675
AES Corp/VA	63,772	751		Kellogg Co	99,617	7,484
Alliant Energy Corp	313,318	11,922		Pilgrim's Pride Corp	2,090	46
Ameren Corp	25,372	1,268		Pinnacle Foods Inc	5,597	288
Avangrid Inc	2,320	91		Post Holdings Inc (a)	1,576	120
Calpine Corp (a)	248,214	2,954		Safeway, Inc. - CVR - Casa Ley (a),(b),(c)	86,307	—
CMS Energy Corp	13,679	577		Safeway, Inc. - CVR - Property Development	86,307	—
Consolidated Edison Inc	28,360	2,143		Centers (a),(b),(c)
DTE Energy Co	151,662	14,562		Sysco Corp	116,914	5,626
Edison International	10,216	751		TreeHouse Foods Inc (a)	1,557	136
Entergy Corp	45,310	3,338		Tyson Foods Inc	7,069	501
Eversource Energy	36,906	2,032		Whole Foods Market Inc	359,894	10,181
FirstEnergy Corp	148,362	5,087				$30,969
Great Plains Energy Inc	15,307	435		Forest Products & Paper - 0.37%
Hawaiian Electric Industries Inc	4,477	132		Domtar Corp	16,706	601
MDU Resources Group Inc	19,988	524		International Paper Co	78,680	3,543
NRG Energy Inc	76,009	808				$4,144
OGE Energy Corp	13,181	409		Gas - 1.54%
Pinnacle West Capital Corp	22,578	1,719		Atmos Energy Corp	139,090	10,346
PPL Corp	89,814	3,084		CenterPoint Energy Inc	191,834	4,374
Public Service Enterprise Group Inc	22,560	949		National Fuel Gas Co	7,927	415
SCANA Corp	6,199	454		NiSource Inc	10,379	241
WEC Energy Group Inc	18,530	1,106		Sempra Energy	8,066	864
Westar Energy Inc	7,012	402		UGI Corp	9,452	438
Xcel Energy Inc	304,245	12,641		Vectren Corp	8,810	444
		$68,139				$17,122
Electrical Components & Equipment - 1.03%				Hand & Machine Tools - 0.23%
AMETEK Inc	6,081	268		Kennametal Inc	36,289	1,027
Energizer Holdings Inc	8,197	381		Lincoln Electric Holdings Inc	1,492	99
Hubbell Inc	103,799	10,849		Regal Beloit Corp	2,094	124
		$11,498		Snap-on Inc	1,004	155
Electronics - 6.07%				Stanley Black & Decker Inc	9,977	1,135
Agilent Technologies Inc	199,035	8,672				$2,540
Arrow Electronics Inc (a)	9,617	587
				Healthcare - Products - 1.20%
Avnet Inc	189,560	7,952		Alere Inc (a)	2,953	132
Fitbit Inc (a)	1,465	19
				Bio-Techne Corp	4,860	505
Flex Ltd (a)	758,785	10,767
				Cooper Cos Inc/The	736	130
FLIR Systems Inc	322,781	10,626		CR Bard Inc	24,673	5,346
Garmin Ltd	8,963	434		DENTSPLY SIRONA Inc	102,597	5,906
Gentex Corp	150,926	2,552		Hill-Rom Holdings Inc	202	11
Jabil Circuit Inc	8,518	182		Patterson Cos Inc	4,603	197
Johnson Controls International plc	31,373	1,265		QIAGEN NV (a)	7,391	180
Keysight Technologies Inc (a)	380,883	12,493
				St Jude Medical Inc	2,749	214
National Instruments Corp	1,121	32		Teleflex Inc	1,824	261
PerkinElmer Inc	196,908	10,021		VWR Corp (a)	3,081	85
Trimble Inc (a)	66,309	1,833
				Zimmer Biomet Holdings Inc	3,919	413
		$67,435				$13,380
Energy - Alternate Sources - 0.01%				Healthcare - Services - 4.34%

First Solar Inc(a)	3,227	131		Acadia Healthcare Co Inc (a)	1,982	71
				Amsurg Corp (a)	988	59
See accompanying notes				361

Schedule of Investments
MidCap Value Fund I
October 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Healthcare - Services (continued)				Insurance (continued)
Brookdale Senior Living Inc (a)	16,646	$240		XL Group Ltd	6,006	$208
Centene Corp (a)	1,427	89				$93,398
DaVita Inc (a)	18,574	1,089		Internet - 0.48%
Envision Healthcare Holdings Inc (a)	1,310	26		FireEye Inc (a)	4,731	55
HCA Holdings Inc (a)	131,900	10,094		IAC/InterActiveCorp	618	40
Laboratory Corp of America Holdings (a)	2,748	344		Liberty Ventures (a)	14,879	594
LifePoint Health Inc (a)	1,697	102		Pandora Media Inc (a)	1,255	14
MEDNAX Inc (a)	165,489	10,136		Symantec Corp	138,204	3,459
Quest Diagnostics Inc	203,752	16,594		Twitter Inc (a)	2,359	42
Quintiles IMS Holdings Inc (a)	1,889	136		Yelp Inc (a)	31,953	1,044
Quorum Health Corp (a)	8,164	33		Zillow Group Inc - A Shares (a)	642	21
Universal Health Services Inc	75,878	9,159		Zillow Group Inc - C Shares (a)	1,285	43
WellCare Health Plans Inc (a)	630	72				$5,312
		$48,244		Iron & Steel - 0.98%
Holding Companies - Diversified - 0.11%				Nucor Corp	15,339	749
Leucadia National Corp	68,560	1,280		Reliance Steel & Aluminum Co	140,788	9,684
				Steel Dynamics Inc	11,985	329
Home Builders - 0.95%				United States Steel Corp	6,999	135
CalAtlantic Group Inc	2,755	89				$10,897
DR Horton Inc	8,525	246		Leisure Products & Services - 0.07%
Lennar Corp - A Shares	2,814	117		Brunswick Corp/DE	1,141	50
Lennar Corp - B Shares	468	16		Norwegian Cruise Line Holdings Ltd (a)	4,689	182
NVR Inc (a)	6,413	9,767
				Royal Caribbean Cruises Ltd	5,448	419
PulteGroup Inc	12,365	230		Vista Outdoor Inc (a)	2,132	82
Toll Brothers Inc (a)	3,534	97
						$733
		$10,562		Lodging - 0.16%
Home Furnishings - 0.07%				Choice Hotels International Inc	22,506	1,091
Harman International Industries Inc	1,234	99		Extended Stay America Inc	3,096	44
Whirlpool Corp	4,797	718		Hilton Worldwide Holdings Inc	2,026	46
		$817		Hyatt Hotels Corp (a)	1,088	55
Housewares - 0.48%				Marriott International Inc/MD	2,552	175
Scotts Miracle-Gro Co/The	60,364	5,317		MGM Resorts International (a)	13,957	365
Tupperware Brands Corp	650	39		Wynn Resorts Ltd	220	21
		$5,356				$1,797
Insurance - 8.40%				Machinery - Construction & Mining - 0.06%
Aflac Inc	180,642	12,441		Oshkosh Corp	9,845	526
Alleghany Corp (a)	27,820	14,361		Terex Corp	4,555	109
Allied World Assurance Co Holdings AG	3,900	168				$635
American Financial Group Inc/OH	133,034	9,911		Machinery - Diversified - 2.20%
American National Insurance Co	6,285	737		AGCO Corp	3,028	155
AmTrust Financial Services Inc	3,892	103		Cummins Inc	9,040	1,155
Arch Capital Group Ltd (a)	11,541	899		Flowserve Corp	2,060	87
Arthur J Gallagher & Co	43,674	2,106		IDEX Corp	4,697	406
Aspen Insurance Holdings Ltd	41,914	2,022		Nordson Corp	40,899	4,095
Assurant Inc	1,995	161		Rockwell Automation Inc	92,782	11,108
Assured Guaranty Ltd	14,276	427		Roper Technologies Inc	1,579	274
Axis Capital Holdings Ltd	6,103	348		Xylem Inc/NY	147,939	7,150
Brown & Brown Inc	12,601	464		Zebra Technologies Corp (a)	455	30
Cincinnati Financial Corp	7,596	538				$24,460
CNA Financial Corp	1,489	54		Media - 2.35%
Endurance Specialty Holdings Ltd	2,063	190		CBS Corp	201,945	11,434
Erie Indemnity Co	2,210	226		Discovery Communications Inc - A Shares (a)	740	19
Everest Re Group Ltd	2,285	465		Discovery Communications Inc - C Shares (a)	528	13
First American Financial Corp	4,770	186		John Wiley & Sons Inc	2,033	105
(a)
Genworth Financial Inc	79,590	329		Liberty Broadband Corp - A Shares (a)	11,180	727
Hanover Insurance Group Inc/The	34,792	2,651		Liberty Broadband Corp - C Shares (a)	6,276	419
Hartford Financial Services Group Inc/The	51,304	2,263		Liberty Media Corp-Liberty Braves (a)	5,041	84
Lincoln National Corp	25,963	1,274		Liberty Media Corp-Liberty SiriusXM (a)	4,026	134
Loews Corp	9,261	399		Liberty Media Corp-Liberty SiriusXM (a)	5,939	197
Markel Corp (a)	7,110	6,239
				News Corp - A Shares	12,317	149
Marsh & McLennan Cos Inc	130,970	8,302		News Corp - B Shares	5,659	70
Mercury General Corp	14,133	770		TEGNA Inc	592,042	11,616
Old Republic International Corp	82,967	1,399		Tribune Media Co	3,110	101
ProAssurance Corp	55,754	2,972		Viacom Inc - A Shares	265	11
Progressive Corp/The	49,508	1,560		Viacom Inc - B Shares	26,533	997
Reinsurance Group of America Inc	3,621	391				$26,076
RenaissanceRe Holdings Ltd	4,488	558
				Metal Fabrication & Hardware - 0.01%
Torchmark Corp	6,500	412		Timken Co/The	3,536	117
Unum Group	12,639	447		Valmont Industries Inc	300	38
Validus Holdings Ltd	37,869	1,935
						$155
Voya Financial Inc	82,569	2,523
White Mountains Insurance Group Ltd	206	171		Mining - 0.36%
				Alcoa Corp	14,209	408
WR Berkley Corp	223,962	12,788		Freeport-McMoRan Inc (a)	150,921	1,688
See accompanying notes				362

Schedule of Investments
MidCap Value Fund I
October 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Mining (continued)				Oil & Gas Services (continued)
Newmont Mining Corp	42,743	$1,583		Weatherford International PLC (a)	233,276	$1,124
Royal Gold Inc	2,563	176				$21,334
Tahoe Resources Inc	12,984	157		Packaging & Containers - 1.61%
		$4,012		Bemis Co Inc	32,248	1,571
Miscellaneous Manufacturers - 4.27%				Crown Holdings Inc (a)	281,638	15,279
AptarGroup Inc	170,223	12,161		Graphic Packaging Holding Co	4,921	61
Carlisle Cos Inc	8,473	889		Sonoco Products Co	4,445	224
Colfax Corp (a)	4,323	137		WestRock Co	17,530	810
Crane Co	7,362	501				$17,945
Donaldson Co Inc	898	33		Pharmaceuticals - 1.32%
Dover Corp	7,114	476		Cardinal Health Inc	156,238	10,732
Ingersoll-Rand PLC	221,442	14,901		Endo International PLC (a)	8,511	160
ITT Inc	4,002	141		Mallinckrodt PLC (a)	21,858	1,295
Parker-Hannifin Corp	143,363	17,597		Mead Johnson Nutrition Co	3,870	289
Pentair PLC	5,378	296		OPKO Health Inc (a)	1,113	10
Textron Inc	6,014	241		Perrigo Co PLC	25,174	2,095
Trinity Industries Inc	6,885	147		Premier Inc (a)	1,358	43
		$47,520				$14,624
Office & Business Equipment - 0.15%				Pipelines - 0.22%
Xerox Corp	168,157	1,643		Cheniere Energy Inc (a)	6,455	243
				Williams Cos Inc/The	75,652	2,209
Oil & Gas - 5.79%						$2,452
Antero Resources Corp (a)	7,932	210
				Real Estate - 0.02%
Cabot Oil & Gas Corp	4,429	92		Jones Lang LaSalle Inc	1,896	184
Chesapeake Energy Corp (a)	23,876	132
Cimarex Energy Co	79,642	10,284		REITS - 7.29%
Cobalt International Energy Inc (a)	88,575	84
				AGNC Investment Corp	71,913	1,443
Concho Resources Inc (a)	6,620	840
				Alexandria Real Estate Equities Inc	2,914	314
Continental Resources Inc/OK (a)	2,278	111		American Campus Communities Inc	6,902	360
Devon Energy Corp	291,933	11,061		American Homes 4 Rent	7,618	161
Diamond Offshore Drilling Inc	2,703	45		Annaly Capital Management Inc	177,221	1,836
Diamondback Energy Inc (a)	1,905	174		Apartment Investment & Management Co	5,953	262
Energen Corp	188,232	9,436		Apple Hospitality REIT Inc	7,701	139
Ensco PLC	118,365	925		AvalonBay Communities Inc	11,403	1,952
EQT Corp	25,681	1,695		Boston Properties Inc	6,912	833
Gulfport Energy Corp (a)	58,675	1,415
				Brandywine Realty Trust	7,717	120
Helmerich & Payne Inc	5,631	355		Brixmor Property Group Inc	8,723	222
Hess Corp	58,804	2,820		Camden Property Trust	24,059	1,959
HollyFrontier Corp	54,131	1,351		Care Capital Properties Inc	15,488	411
Kosmos Energy Ltd (a)	7,212	38		CBL & Associates Properties Inc	33,842	362
Laredo Petroleum Inc (a)	6,698	80
				Chimera Investment Corp	112,353	1,760
Marathon Oil Corp	167,733	2,211		Columbia Property Trust Inc	5,803	122
Marathon Petroleum Corp	33,971	1,481		Communications Sales & Leasing Inc	5,194	148
Murphy Oil Corp	74,729	1,933		Corporate Office Properties Trust	4,640	124
Murphy USA Inc (a)	723	50
				Corrections Corp of America	69,007	998
Nabors Industries Ltd	12,437	148		CubeSmart	2,738	71
Newfield Exploration Co (a)	4,795	195
				CyrusOne Inc	487	22
Noble Corp plc	10,583	52		DCT Industrial Trust Inc	4,194	196
Noble Energy Inc	122,167	4,211		DDR Corp	685,170	10,477
Parsley Energy Inc (a)	4,786	157
				Digital Realty Trust Inc	1,424	133
Patterson-UTI Energy Inc	6,558	147		Douglas Emmett Inc	6,250	228
PBF Energy Inc	4,149	90		Duke Realty Corp	48,351	1,265
PDC Energy Inc (a)	166,871	10,234
				Empire State Realty Trust Inc	2,878	56
QEP Resources Inc	10,558	170		EPR Properties	2,887	210
Range Resources Corp	11,119	376		Equity Commonwealth (a)	30,755	929
Rice Energy Inc (a)	5,434	120
				Equity One Inc	4,288	122
Rowan Cos Plc	33,116	440		Essex Property Trust Inc	1,250	267
SM Energy Co	3,726	125		Forest City Realty Trust Inc	10,342	223
Tesoro Corp	9,279	789		General Growth Properties Inc	51,898	1,295
Transocean Ltd (a)	14,958	144
				HCP Inc	90,786	3,109
WPX Energy Inc (a)	14,730	160		Healthcare Trust of America Inc	1,664	51
		$64,381		Highwoods Properties Inc	4,251	211
Oil & Gas Services - 1.92%				Hospitality Properties Trust	44,667	1,223
Baker Hughes Inc	19,816	1,098		Host Hotels & Resorts Inc	141,527	2,191
Dril-Quip Inc (a)	1,781	85		Kilroy Realty Corp	2,937	211
FMC Technologies Inc (a)	86,193	2,782		Kimco Realty Corp	110,682	2,945
Frank's International NV	1,703	19		Liberty Property Trust	75,996	3,072
National Oilwell Varco Inc	76,086	2,442		Life Storage Inc	787	63
Oceaneering International Inc	34,484	821		Macerich Co/The	49,467	3,502
RPC Inc	3,166	55		MFA Financial Inc	491,122	3,590
Superior Energy Services Inc	735,205	10,410		Mid-America Apartment Communities Inc	5,858	543
Targa Resources Corp	56,906	2,498		National Retail Properties Inc	130,522	5,955
				Omega Healthcare Investors Inc	23,565	750

See accompanying notes				363

Schedule of Investments
MidCap Value Fund I
October 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
REITS (continued)				Semiconductors (continued)
Outfront Media Inc	4,887	$105		Teradyne Inc	127,833	$2,977
Paramount Group Inc	8,240	128		Xilinx Inc	41,534	2,113
Piedmont Office Realty Trust Inc	7,052	144				$36,346
Post Properties Inc	41,494	2,730		Shipbuilding - 0.01%
Prologis Inc	24,445	1,275		Huntington Ingalls Industries Inc	737	119
Rayonier Inc (b)	5,883	158
Realty Income Corp	11,502	681		Software - 2.17%
Regency Centers Corp	43,066	3,104		Akamai Technologies Inc (a)	612	43
Retail Properties of America Inc	11,195	174		Allscripts Healthcare Solutions Inc (a)	7,887	95
Senior Housing Properties Trust	24,089	512		ANSYS Inc (a)	19,401	1,772
SL Green Realty Corp	3,155	310		Autodesk Inc (a)	1,225	89
Spirit Realty Capital Inc	27,710	330		CA Inc	31,794	978
Starwood Property Trust Inc	110,894	2,467		CommerceHub Inc - Series A (a)	447	7
STORE Capital Corp	6,990	191		CommerceHub Inc - Series C (a)	894	13
Sun Communities Inc	2,848	219		Donnelley Financial Solutions Inc (a)	6,321	135
Tanger Factory Outlet Centers Inc	962	33		Dun & Bradstreet Corp/The	6,522	814
Two Harbors Investment Corp	82,096	684		Fidelity National Information Services Inc	142,469	10,531
UDR Inc	16,159	565		Nuance Communications Inc (a)	130,063	1,824
Ventas Inc	11,220	760		PTC Inc (a)	2,031	96
VEREIT Inc	359,913	3,384		SS&C Technologies Holdings Inc	432	14
Vornado Realty Trust	16,585	1,538		Synopsys Inc (a)	128,733	7,635
Weingarten Realty Investors	5,378	195		Twilio Inc (a)	100	3
Welltower Inc	31,372	2,150		Zynga Inc (a)	29,554	83
Weyerhaeuser Co	23,943	716				$24,132
WP Carey Inc	33,369	2,027		Telecommunications - 1.52%
		$81,016		ARRIS International PLC (a)	15,784	439
Retail - 2.40%				CenturyLink Inc	116,634	3,100
AutoNation Inc (a)	1,721	75		EchoStar Corp (a)	2,092	98
Bed Bath & Beyond Inc	6,991	283		Frontier Communications Corp	48,330	194
Best Buy Co Inc	13,314	518		Juniper Networks Inc	60,655	1,598
Burlington Stores Inc (a)	2,057	154		Level 3 Communications Inc (a)	9,431	530
Cabela's Inc (a)	1,900	117		Motorola Solutions Inc	143,489	10,414
Coach Inc	51,185	1,836		Sprint Corp (a)	43,893	270
CST Brands Inc	3,229	155		Telephone & Data Systems Inc	3,965	102
Dick's Sporting Goods Inc	943	52		United States Cellular Corp (a)	556	20
Dillard's Inc	892	55		Viavi Solutions Inc (a)	16,470	117
Foot Locker Inc	1,558	104				$16,882
GameStop Corp	4,431	107		Textiles - 0.01%
Gap Inc/The	55,406	1,529		Mohawk Industries Inc (a)	857	158
Genuine Parts Co	12,530	1,135
JC Penney Co Inc (a)	13,419	115
				Toys, Games & Hobbies - 0.11%
Kohl's Corp	17,923	784		Mattel Inc	38,521	1,215
L Brands Inc	6,424	464
Liberty Interactive Corp QVC Group (a)	6,898	127
				Transportation - 1.30%
Macy's Inc	72,503	2,646		Expeditors International of Washington Inc	1,708	88
Michaels Cos Inc/The (a)	1,233	29		Genesee & Wyoming Inc (a)	2,490	169
MSC Industrial Direct Co Inc	2,187	159		Kansas City Southern	6,284	552
Nu Skin Enterprises Inc	1,635	101		Kirby Corp (a)	2,231	132
Penske Automotive Group Inc	1,748	78		Old Dominion Freight Line Inc (a)	178,648	13,341
PVH Corp	3,931	420		Ryder System Inc	2,341	162
Signet Jewelers Ltd	2,245	183				$14,444
Staples Inc	167,502	1,240		Water- 0.30%
Tiffany & Co	190,259	13,969		American Water Works Co Inc	8,400	622
Urban Outfitters Inc (a)	1,097	37
				Aqua America Inc	87,561	2,688
Wendy's Co/The	4,265	46				$3,310
World Fuel Services Corp	3,201	129		TOTAL COMMON STOCKS		$1,084,776
		$26,647
				INVESTMENT COMPANIES - 1.85%	Shares Held	Value (000's)
Savings & Loans - 0.32%				Money Market Funds - 1.85%
New York Community Bancorp Inc	72,082	1,035		BlackRock Liquidity Funds FedFund Portfolio	2,058,058	2,058
People's United Financial Inc	149,764	2,432		Cash Account Trust - Government & Agency	595,617	596
TFS Financial Corp	2,671	48		Portfolio - Government Cash Managed
		$3,515		First American Government Obligations Fund	17,888,877	17,889
Semiconductors - 3.27%						$20,543
Analog Devices Inc	13,843	888
IPG Photonics Corp (a)	324	31		TOTAL INVESTMENT COMPANIES		$20,543
				Total Investments		$1,105,319
KLA-Tencor Corp	147,626	11,088
				Other Assets and Liabilities - 0.59%		$6,508
Lam Research Corp	2,042	198
Linear Technology Corp	7,476	449		TOTAL NET ASSETS - 100.00%		$1,111,827
Marvell Technology Group Ltd	58,227	758
Micron Technology Inc (a)	108,196	1,857
ON Semiconductor Corp (a)	743,848	8,681		(a) Non-Income Producing Security
Qorvo Inc (a)	4,514	251		(b)		Security is Illiquid. At the end of the period, the value of these securities
				totaled $158 or 0.01% of net assets.
Skyworks Solutions Inc	91,694	7,055

See accompanying notes				364

Schedule of Investments
MidCap Value Fund I
October 31, 2016

(c)	Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Board of Directors. At the end of the period, the fair value of these securities totaled $0 or 0.00% of net assets.

Portfolio Summary (unaudited)
Sector		Percent
Financial		21.85%
Industrial		20.19%
Consumer, Non-cyclical		14.48%
Technology		9.19%
Utilities		7.97%
Energy		7.96%
Consumer, Cyclical		6.07%
Communications		5.23%
Basic Materials		4.51%
Investment Companies		1.85%
Diversified		0.11%
Other Assets and Liabilities		0.59%
TOTAL NET ASSETS		100.00%

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Fair Value	Appreciation/(Depreciation)
S&P Mid 400 Emini; December 2016	Long	173	$26,633	$26,068	$(565)
Total					$(565)

Amounts in thousands except contracts

See accompanying notes

Schedule of Investments
MidCap Value Fund III
October 31, 2016

COMMON STOCKS - 96.01%	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Advertising - 0.00%				Building Materials - 3.06%
Clear Channel Outdoor Holdings Inc	2,069	$12		Armstrong World Industries Inc (a)	2,098	$79
				Cree Inc (a)	2,882	64
Aerospace & Defense - 2.29%				CRH PLC ADR	478,354	15,451
Harris Corp	6,227	556		Lennox International Inc	101	15
L-3 Communications Holdings Inc	3,863	529		Martin Marietta Materials Inc	208	38
Orbital ATK Inc	105,227	7,824		Masco Corp	7,153	221
Spirit AeroSystems Holdings Inc	374,228	18,846		Owens Corning	429,526	20,953
		$27,755		USG Corp (a)	4,108	103
Agriculture - 1.47%				Vulcan Materials Co	312	35
Bunge Ltd	4,822	299				$36,959
Reynolds American Inc	316,953	17,458		Chemicals - 4.62%
		$17,757		Albemarle Corp	3,883	324
Airlines - 0.16%				Ashland Global Holdings Inc	2,155	241
				Axalta Coating Systems Ltd (a)	281,400	7,069
Alaska Air Group Inc	1,811	131
American Airlines Group Inc	18,319	744		Cabot Corp	238,337	12,427
Copa Holdings SA	1,647	152		Celanese Corp	84,641	6,172
JetBlue Airways Corp (a)	15,777	276		CF Industries Holdings Inc	8,110	195
United Continental Holdings Inc (a)	11,623	653		Eastman Chemical Co	94,361	6,785
		$1,956		FMC Corp	331,710	15,554
Apparel - 1.32%				Huntsman Corp	9,781	166
Hanesbrands Inc	612,345	15,737		Mosaic Co/The	12,142	286
Ralph Lauren Corp	1,852	182		NewMarket Corp	52	21
				Platform Specialty Products Corp (a)	8,691	63
		$15,919
				Westlake Chemical Corp	123,940	6,418
Automobile Manufacturers - 0.05%
				WR Grace & Co	1,550	104
PACCAR Inc	10,840	595
						$55,825
Automobile Parts & Equipment - 0.58%				Coal- 0.01%
Adient plc (a)	37,651	1,713		CONSOL Energy Inc	10,914	185
Allison Transmission Holdings Inc	6,806	199
BorgWarner Inc	9,749	350		Commercial Services - 2.05%
Goodyear Tire & Rubber Co/The	9,215	268		AMERCO	113	36
Lear Corp	36,211	4,446		Aramark	8,113	302
		$6,976		Booz Allen Hamilton Holding Corp	269	8
				CoreLogic Inc/United States (a)	1,586	68
Banks - 6.26%
				Equifax Inc	57,900	7,178
Associated Banc-Corp	7,110	144
				H&R Block Inc	7,840	180
Bank of Hawaii Corp	2,093	157		Herc Holdings Inc (a)	1,043	31
BankUnited Inc	4,702	137		Hertz Global Holdings Inc (a)	2,580	86
BOK Financial Corp	1,269	90		Live Nation Entertainment Inc (a)	2,756	76
Capital One Financial Corp	224,395	16,614
				LSC Communications Inc	902	22
Citizens Financial Group Inc	17,158	452
				Macquarie Infrastructure Corp	2,598	213
Comerica Inc	8,824	460
				ManpowerGroup Inc	3,917	301
Commerce Bancshares Inc/MO	70,687	3,522
				Moody's Corp	605	61
Cullen/Frost Bankers Inc	2,548	194
				Nielsen Holdings PLC	2,734	123
East West Bancorp Inc	79,987	3,160		Quanta Services Inc (a)	265,686	7,638
Fifth Third Bancorp	540,500	11,761
				RR Donnelley & Sons Co	1,817	32
First Horizon National Corp	11,058	170
				Total System Services Inc	168,122	8,386
First Republic Bank/CA	76,579	5,700		United Rentals Inc (a)	1,362	103
Huntington Bancshares Inc/OH	50,242	533
KeyCorp	357,241	5,044				$24,844
M&T Bank Corp	5,190	637		Computers - 1.64%
Northern Trust Corp	7,184	520		Amdocs Ltd	262,920	15,368
PacWest Bancorp	4,112	179		Brocade Communications Systems Inc	20,119	213
Popular Inc	4,948	180		Computer Sciences Corp	4,813	262
Regions Financial Corp	64,208	688		Leidos Holdings Inc	67,094	2,789
Signature Bank/New York NY (a)	747	90		Lexmark International Inc	3,204	127
SunTrust Banks Inc	435,439	19,695		NetApp Inc	15,141	514
SVB Financial Group (a)	458	56		Western Digital Corp	9,779	572
TCF Financial Corp	7,930	113				$19,845
Valley National Bancorp	522,391	5,151		Consumer Products - 0.72%
Zions Bancorporation	6,967	224		Avery Dennison Corp	122,143	8,524
		$75,671		Clorox Co/The	1,182	142
Beverages - 0.64%						$8,666
Brown-Forman Corp - A Shares	137	7		Cosmetics & Personal Care - 0.04%
				Coty Inc (a)	14,931	343
Brown-Forman Corp - B Shares	386	18
				Edgewell Personal Care Co (a)	2,626	198
Coca-Cola European Partners PLC	178,700	6,869
Molson Coors Brewing Co	7,748	804				$541
		$7,698		Distribution & Wholesale - 0.76%
Biotechnology - 0.03%				Ingram Micro Inc	242,660	9,027
Alnylam Pharmaceuticals Inc (a)	430	15		WESCO International Inc (a)	2,228	121
Bio-Rad Laboratories Inc (a)	936	148				$9,148
Juno Therapeutics Inc (a)	247	6		Diversified Financial Services - 4.81%
United Therapeutics Corp (a)	1,414	170		Affiliated Managers Group Inc (a)	240	32
		$339		Ally Financial Inc	15,399	278
See accompanying notes				366

Schedule of Investments
MidCap Value Fund III
October 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Diversified Financial Services (continued)				Engineering & Construction (continued)
Ameriprise Financial Inc	106,209	$9,388		SBA Communications Corp (a)	1,572	$178
CIT Group Inc	9,700	352				$12,903
Discover Financial Services	258,096	14,539		Entertainment - 1.03%
E*TRADE Financial Corp (a)	9,691	273		Dolby Laboratories Inc	2,771	132
FNF Group	339,310	12,185		International Game Technology PLC	223,618	6,422
Invesco Ltd	11,872	333		Regal Entertainment Group	2,992	64
Lazard Ltd	5,178	189		SeaWorld Entertainment Inc	416,118	5,830
Legg Mason Inc	4,748	136				$12,448
LPL Financial Holdings Inc	3,369	104		Environmental Control - 0.05%
Nasdaq Inc	6,117	391		Republic Services Inc	11,733	617
Navient Corp	878,852	11,232		Stericycle Inc (a)	158	13
Raymond James Financial Inc	6,978	420				$630
Santander Consumer USA Holdings Inc (a)	5,504	67
				Food- 2.40%
SLM Corp (a)	986,601	6,955
				ConAgra Foods Inc	5,088	245
Synchrony Financial	40,536	1,159		Flowers Foods Inc	634	10
T Rowe Price Group Inc	1,995	128		Hain Celestial Group Inc/The (a)	1,144	42
TD Ameritrade Holding Corp	923	32		Hormel Foods Corp	2,477	95
		$58,193		Ingredion Inc	62,390	8,184
Electric - 5.34%				JM Smucker Co/The	32,519	4,270
AES Corp/VA	39,006	459		Kellogg Co	661	50
Alliant Energy Corp	12,117	461		Pilgrim's Pride Corp	2,242	49
Ameren Corp	12,926	646		Pinnacle Foods Inc	6,006	309
Avangrid Inc	2,488	98		Post Holdings Inc (a)	1,691	129
Calpine Corp (a)	15,927	190		Safeway, Inc. - CVR - Casa Ley (a),(b),(c)	8,276	—
CMS Energy Corp	14,682	619		Safeway, Inc. - CVR - Property Development	8,276	—
Consolidated Edison Inc	14,725	1,112		Centers (a),(b),(c)
DTE Energy Co	55,164	5,296		TreeHouse Foods Inc (a)	1,670	146
Edison International	95,964	7,052		Tyson Foods Inc	215,086	15,238
Entergy Corp	9,355	689		Whole Foods Market Inc	9,200	260
Eversource Energy	11,020	607				$29,027
FirstEnergy Corp	14,768	506		Forest Products & Paper - 0.52%
Great Plains Energy Inc	6,894	196		Domtar Corp	148,140	5,326
Hawaiian Electric Industries Inc	4,801	142		International Paper Co	20,350	916
MDU Resources Group Inc	361,541	9,477				$6,242
NRG Energy Inc	14,045	149
				Gas- 2.32%
OGE Energy Corp	136,151	4,226		Atmos Energy Corp	127,875	9,513
Pinnacle West Capital Corp	151,441	11,529		CenterPoint Energy Inc	724,275	16,514
PPL Corp	23,558	809		National Fuel Gas Co	3,282	172
Public Service Enterprise Group Inc	17,565	739		NiSource Inc	11,140	259
SCANA Corp	6,548	480		Sempra Energy	8,674	929
WEC Energy Group Inc	15,123	903		UGI Corp	10,145	469
Westar Energy Inc	7,526	431		Vectren Corp	3,700	186
Xcel Energy Inc	428,078	17,787
						$28,042
		$64,603
				Hand & Machine Tools - 2.53%
Electrical Components & Equipment - 0.04%				Lincoln Electric Holdings Inc	1,279	84
AMETEK Inc	6,521	287		Regal Beloit Corp	2,247	133
Energizer Holdings Inc	1,870	87		Snap-on Inc	1,077	166
Hubbell Inc	678	71		Stanley Black & Decker Inc	265,901	30,270
		$445				$30,653
Electronics - 1.45%				Healthcare - Products - 0.16%
Agilent Technologies Inc	11,974	522		Alere Inc (a)	3,168	142
Arrow Electronics Inc (a)	4,936	301
				Cooper Cos Inc/The	790	139
Avnet Inc	4,455	187
Fitbit Inc (a)	1,572	21		DENTSPLY SIRONA Inc	7,975	459
				Hill-Rom Holdings Inc	217	12
FLIR Systems Inc	6,522	215		QIAGEN NV (a)	7,925	193
Garmin Ltd	3,887	188		St Jude Medical Inc	2,950	230
Gentex Corp	4,955	84		Teleflex Inc	1,958	280
Jabil Circuit Inc	9,138	195		VWR Corp (a)	3,306	91
Johnson Controls International plc	376,508	15,181
Keysight Technologies Inc (a)	9,008	295		Zimmer Biomet Holdings Inc	4,206	443
						$1,989
National Instruments Corp	1,138	32
				Healthcare - Services - 2.79%
PerkinElmer Inc	4,724	240		Acadia Healthcare Co Inc (a)	2,126	76
Trimble Inc (a)	1,808	50
				Amsurg Corp (a)	1,060	63
		$17,511		Brookdale Senior Living Inc (a)	8,272	119
Energy - Alternate Sources - 0.01%				Centene Corp (a)	1,530	96
First Solar Inc (a)	3,462	140
				Cigna Corp	137,947	16,392
				DaVita Inc (a)	3,525	207
Engineering & Construction - 1.07%				Envision Healthcare Holdings Inc (a)	1,405	28
AECOM (a)	7,022	196
				Laboratory Corp of America Holdings (a)	92,949	11,651
Chicago Bridge & Iron Co NV ADR	4,944	158		LifePoint Health Inc (a)	1,821	109
Fluor Corp	7,298	380		MEDNAX Inc (a)	936	57
Jacobs Engineering Group Inc (a)	55,538	2,864
				Quest Diagnostics Inc	7,043	574
KBR Inc	616,241	9,127		Quintiles IMS Holdings Inc (a)	2,027	145
See accompanying notes				367

Schedule of Investments
MidCap Value Fund III
October 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Healthcare - Services (continued)				Iron & Steel (continued)
Universal Health Services Inc	2,230	$269		United States Steel Corp	7,508	$145
WellCare Health Plans Inc (a)	34,675	3,936				$6,546
		$33,722		Leisure Products & Services - 2.88%
Holding Companies - Diversified - 0.02%				Brunswick Corp/DE	923	40
Leucadia National Corp	11,419	213		Norwegian Cruise Line Holdings Ltd (a)	431,992	16,791
				Royal Caribbean Cruises Ltd	233,649	17,961
Home Builders - 0.38%				Vista Outdoor Inc (a)	2,288	89
CalAtlantic Group Inc	2,955	95				$34,881
DR Horton Inc	139,150	4,012		Lodging - 0.07%
Lennar Corp - A Shares	3,011	125		Choice Hotels International Inc	676	33
Lennar Corp - B Shares	501	17		Extended Stay America Inc	3,318	48
PulteGroup Inc	13,271	247		Hilton Worldwide Holdings Inc	2,172	49
Toll Brothers Inc (a)	3,789	104		Hyatt Hotels Corp (a)	1,167	59
		$4,600		Marriott International Inc/MD	2,737	188
Home Furnishings - 1.25%				MGM Resorts International (a)	14,967	392
Harman International Industries Inc	1,324	106		Wynn Resorts Ltd	235	22
Whirlpool Corp	100,208	15,013				$791
		$15,119		Machinery - Construction & Mining - 0.03%
Insurance - 7.08%				Oshkosh Corp	3,609	193
Alleghany Corp (a)	516	266		Terex Corp	4,887	117
Allied World Assurance Co Holdings AG	4,184	180				$310
American Financial Group Inc/OH	4,533	338		Machinery - Diversified - 1.16%
American National Insurance Co	446	52		AGCO Corp	3,249	166
AmTrust Financial Services Inc	4,176	110		BWX Technologies Inc	85,200	3,342
Arch Capital Group Ltd (a)	6,268	489		CNH Industrial NV	721,598	5,614
Arthur J Gallagher & Co	4,542	219		Cummins Inc	32,334	4,133
Aspen Insurance Holdings Ltd	123,677	5,968		Flowserve Corp	1,758	75
Assurant Inc	2,152	173		IDEX Corp	953	82
Assured Guaranty Ltd	143,346	4,285		Rockwell Automation Inc	930	111
Axis Capital Holdings Ltd	6,002	342		Roper Technologies Inc	1,693	293
Brown & Brown Inc	5,218	192		Xylem Inc/NY	2,981	144
Cincinnati Financial Corp	8,046	570		Zebra Technologies Corp (a)	489	32
CNA Financial Corp	1,598	58				$13,992
Endurance Specialty Holdings Ltd	2,213	204		Media - 1.35%
Erie Indemnity Co	393	40		Discovery Communications Inc - A Shares (a)	743	19
Everest Re Group Ltd	66,450	13,524		Discovery Communications Inc - C Shares (a)	567	14
First American Financial Corp	5,117	200		John Wiley & Sons Inc	2,179	113
Hanover Insurance Group Inc/The	24,368	1,857		Liberty Broadband Corp - A Shares (a)	1,247	81
Hartford Financial Services Group Inc/The	13,560	598		Liberty Broadband Corp - C Shares (a)	5,373	358
Lincoln National Corp	10,232	502		Liberty Media Corp-Liberty SiriusXM (a)	6,369	211
Loews Corp	9,717	418		Liberty Media Corp-Liberty SiriusXM (a)	4,325	144
Markel Corp (a)	471	413
				Meredith Corp	145,903	6,617
Mercury General Corp	1,422	77		News Corp - A Shares	292,206	3,542
Old Republic International Corp	343,073	5,784		News Corp - B Shares	6,047	75
ProAssurance Corp	2,514	134		Scripps Networks Interactive Inc	75,000	4,827
Progressive Corp/The	18,253	575		TEGNA Inc	10,142	199
Reinsurance Group of America Inc	106,886	11,529		Tribune Media Co	3,337	109
RenaissanceRe Holdings Ltd	2,660	331		Viacom Inc - A Shares	291	12
Torchmark Corp	6,973	442		Viacom Inc - B Shares	1,385	52
Unum Group	273,596	9,685				$16,373
Validus Holdings Ltd	3,635	186		Metal Fabrication & Hardware - 0.01%
Voya Financial Inc	397,110	12,132		Timken Co/The	3,686	122
White Mountains Insurance Group Ltd	221	183		Valmont Industries Inc	322	41
Willis Towers Watson PLC	103,618	13,046				$163
WR Berkley Corp	5,927	338
				Mining - 0.18%
XL Group Ltd	6,430	223		Alcoa Corp	15,209	437
		$85,663		Freeport-McMoRan Inc (a)	35,953	402
Internet - 0.07%				Newmont Mining Corp	26,223	971
FireEye Inc (a)	5,069	59
				Royal Gold Inc	2,751	189
IAC/InterActiveCorp	662	43		Tahoe Resources Inc	13,930	168
Liberty Ventures (a)	3,767	150
Pandora Media Inc (a)	1,345	15				$2,167
				Miscellaneous Manufacturers - 1.95%
Symantec Corp	18,267	457
Twitter Inc (a)	2,527	46		AptarGroup Inc	2,184	156
Yelp Inc (a)	678	22		Carlisle Cos Inc	2,607	273
				Colfax Corp (a)	4,638	147
Zillow Group Inc - A Shares (a)	687	23
Zillow Group Inc - C Shares (a)	1,377	46		Crane Co	2,534	172
				Donaldson Co Inc	964	35
		$861		Dover Corp	7,635	511
Iron & Steel - 0.54%				Eaton Corp PLC	185,506	11,830
Nucor Corp	16,041	784		Ingersoll-Rand PLC	6,645	447
Reliance Steel & Aluminum Co	3,315	228		ITT Inc	4,292	151
Steel Dynamics Inc	196,258	5,389		Parker-Hannifin Corp	74,285	9,119
				Pentair PLC	5,766	318
See accompanying notes				368

Schedule of Investments
MidCap Value Fund III
October 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Miscellaneous Manufacturers (continued)				Pipelines - 0.88%
Textron Inc	6,450	$259		Cheniere Energy Inc (a)	6,921	$261
Trinity Industries Inc	7,382	158		ONEOK Inc	203,200	9,841
		$23,576		Williams Cos Inc/The	19,936	582
Office & Business Equipment - 0.03%						$10,684
Xerox Corp	34,848	341		Real Estate - 0.02%
				Jones Lang LaSalle Inc	2,034	197
Oil & Gas - 6.06%
Antero Resources Corp (a)	8,511	225		REITS - 9.43%
Cabot Oil & Gas Corp	4,750	99		AGNC Investment Corp	11,520	231
Chesapeake Energy Corp (a)	25,617	141		Alexandria Real Estate Equities Inc	3,128	337
Cimarex Energy Co	2,732	353		American Campus Communities Inc	7,407	386
Concho Resources Inc (a)	37,205	4,723		American Homes 4 Rent	8,173	173
Continental Resources Inc/OK (a)	2,445	120		Annaly Capital Management Inc	35,301	366
Devon Energy Corp	340,026	12,883		Apartment Investment & Management Co	5,408	238
Diamond Offshore Drilling Inc	2,900	48		Apple Hospitality REIT Inc	8,256	149
Diamondback Energy Inc (a)	2,043	187		AvalonBay Communities Inc	6,621	1,133
Energen Corp	3,369	169		Boston Properties Inc	4,410	531
Ensco PLC	14,047	110		Brandywine Realty Trust	8,281	128
EQT Corp	9,146	604		Brixmor Property Group Inc	9,362	238
Helmerich & Payne Inc	6,044	381		Camden Property Trust	5,076	413
Hess Corp	13,098	628		Care Capital Properties Inc	4,009	107
HollyFrontier Corp	7,294	182		Chimera Investment Corp	9,252	145
Kosmos Energy Ltd (a)	7,735	40		Columbia Property Trust Inc	6,119	129
Laredo Petroleum Inc (a)	7,184	86		Communications Sales & Leasing Inc	5,573	158
Marathon Oil Corp	29,358	387		Corporate Office Properties Trust	372,802	9,950
Marathon Petroleum Corp	25,931	1,130		Corrections Corp of America	5,686	82
Murphy Oil Corp	224,440	5,806		CubeSmart	2,936	77
Murphy USA Inc (a)	776	53		CyrusOne Inc	523	23
Nabors Industries Ltd	90,344	1,075		DCT Industrial Trust Inc	4,499	210
Newfield Exploration Co (a)	96,238	3,907		DDR Corp	21,023	321
Noble Corp plc	11,354	56		Digital Realty Trust Inc	62,427	5,833
Noble Energy Inc	14,723	508		Douglas Emmett Inc	6,707	245
Parsley Energy Inc (a)	5,135	169		Duke Realty Corp	428,160	11,197
Patterson-UTI Energy Inc	7,036	158		Empire State Realty Trust Inc	3,088	60
PBF Energy Inc	409,557	8,928		EPR Properties	3,097	225
QEP Resources Inc	146,328	2,352		Equity Commonwealth (a)	6,131	185
Range Resources Corp	11,933	403		Equity LifeStyle Properties Inc	112,000	8,494
Rice Energy Inc (a)	73,830	1,631		Equity One Inc	4,601	131
Rowan Cos Plc	5,972	79		Essex Property Trust Inc	1,319	282
SM Energy Co	3,997	134		Forest City Realty Trust Inc	11,094	240
Tesoro Corp	172,655	14,671		General Growth Properties Inc	19,985	499
Transocean Ltd (a)	16,042	154		GEO Group Inc/The	373,100	8,939
Vermilion Energy Inc	269,000	10,566		HCP Inc	16,230	556
WPX Energy Inc (a)	15,804	172		Healthcare Trust of America Inc	1,786	55
		$73,318		Highwoods Properties Inc	4,561	226
Oil & Gas Services - 0.26%				Hospitality Properties Trust	7,785	213
Baker Hughes Inc	21,268	1,178		Host Hotels & Resorts Inc	532,482	8,243
Dril-Quip Inc (a)	1,911	91		Kilroy Realty Corp	3,142	226
FMC Technologies Inc (a)	13,955	450		Kimco Realty Corp	172,068	4,579
Frank's International NV	1,827	21		Liberty Property Trust	184,431	7,456
National Oilwell Varco Inc	19,563	628		Life Storage Inc	844	68
Oceaneering International Inc	4,634	110		Macerich Co/The	4,966	352
RPC Inc	3,396	59		MFA Financial Inc	18,535	136
Superior Energy Services Inc	7,236	102		Mid-America Apartment Communities Inc	4,091	379
Targa Resources Corp	9,473	416		National Retail Properties Inc	8,201	374
Weatherford International PLC (a)	30,943	149		Omega Healthcare Investors Inc	7,882	251
		$3,204		Outfront Media Inc	5,244	113
Packaging & Containers - 0.09%				Paramount Group Inc	8,842	138
Bemis Co Inc	3,892	190		Piedmont Office Realty Trust Inc	77,567	1,589
Graphic Packaging Holding Co	5,280	66		Post Properties Inc	2,664	175
Sonoco Products Co	4,726	238		Prologis Inc	136,501	7,120
				Rayonier Inc (b)	6,312	169
WestRock Co	12,955	598
		$1,092		Realty Income Corp	143,344	8,491
Pharmaceuticals - 1.63%				Regency Centers Corp	204,447	14,734
Cardinal Health Inc	211,387	14,520		Retail Properties of America Inc	12,010	187
Endo International PLC (a)	9,131	171		Senior Housing Properties Trust	13,038	277
Mallinckrodt PLC (a)	5,415	321		SL Green Realty Corp	3,383	332
Mead Johnson Nutrition Co	4,149	310		Spirit Realty Capital Inc	29,152	347
OPKO Health Inc (a)	1,244	12		Starwood Property Trust Inc	10,880	242
Perrigo Co PLC	4,776	397		STORE Capital Corp	7,500	205
Premier Inc (a)	1,458	47		Sun Communities Inc	3,056	235
VCA Inc (a)	63,900	3,927		Tanger Factory Outlet Centers Inc	1,032	36
		$19,705		Two Harbors Investment Corp	16,518	138
				UDR Inc	9,194	322
See accompanying notes				369

Schedule of Investments
MidCap Value Fund III
October 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
REITS (continued)				Software (continued)
Ventas Inc	12,043	$816		PTC Inc (a)	2,179	$103
VEREIT Inc	33,516	315		SS&C Technologies Holdings Inc	464	15
Vornado Realty Trust	5,957	553		Synopsys Inc (a)	235,017	13,939
Weingarten Realty Investors	5,769	209		Twilio Inc (a)	107	4
Welltower Inc	17,311	1,186		Zynga Inc (a)	31,665	89
Weyerhaeuser Co	25,743	771				$23,395
WP Carey Inc	6,268	381		Telecommunications - 0.27%
		$114,050		ARRIS International PLC (a)	5,081	141
Retail - 3.95%				CenturyLink Inc	26,990	717
AutoNation Inc (a)	1,845	81		EchoStar Corp (a)	2,274	106
Bed Bath & Beyond Inc	7,504	303		Frontier Communications Corp	51,853	209
Best Buy Co Inc	14,290	556		Juniper Networks Inc	19,012	501
Burlington Stores Inc (a)	108,207	8,109		Level 3 Communications Inc (a)	10,123	568
Cabela's Inc (a)	2,038	126		Motorola Solutions Inc	7,779	565
Coach Inc	7,845	282		Sprint Corp (a)	47,110	290
CST Brands Inc	3,465	166		Telephone & Data Systems Inc	4,254	110
Dick's Sporting Goods Inc	1,012	56		United States Cellular Corp (a)	596	21
Dillard's Inc	957	59				$3,228
Foot Locker Inc	1,672	112		Textiles - 0.01%
GameStop Corp	4,752	114		Mohawk Industries Inc (a)	920	170
Gap Inc/The	11,770	325
Genuine Parts Co	1,156	105		Transportation - 1.47%
JC Penney Co Inc (a)	14,398	124		Expeditors International of Washington Inc	1,857	95
Kohl's Corp	147,793	6,465		Genesee & Wyoming Inc (a)	2,670	181
L Brands Inc	170,808	12,330		Golar LNG Ltd	452,706	9,910
Liberty Interactive Corp QVC Group (a)	6,748	125		Kansas City Southern	3,735	328
Macy's Inc	315,465	11,511		Kirby Corp (a)	2,394	141
Michaels Cos Inc/The (a)	1,323	31		Old Dominion Freight Line Inc (a)	1,267	95
MSC Industrial Direct Co Inc	1,506	110		Ryder System Inc	101,370	7,034
Nu Skin Enterprises Inc	1,755	108				$17,784
Penske Automotive Group Inc	1,875	84		Water- 0.07%
PVH Corp	53,719	5,747		American Water Works Co Inc	9,016	667
Signet Jewelers Ltd	235	19		Aqua America Inc	6,183	190
Staples Inc	22,412	166				$857
Tiffany & Co	3,799	279		TOTAL COMMON STOCKS		$1,161,186
Urban Outfitters Inc (a)	1,177	39
				INVESTMENT COMPANIES - 3.79%	Shares Held	Value (000's)
Wendy's Co/The	4,570	50
				Money Market Funds - 3.79%
World Fuel Services Corp	3,434	138		BlackRock Liquidity Funds FedFund Portfolio	2,241,710	2,242
		$47,720		Cash Account Trust - Government & Agency	661,909	662
Savings & Loans - 1.29%				Portfolio - Government Cash Managed
New York Community Bancorp Inc	1,067,737	15,333		First American Government Obligations Fund	34,615,083	34,615
People's United Financial Inc	14,613	237		Goldman Sachs Financial Square Funds -	8,279,282	8,279
TFS Financial Corp	2,866	51		Government Fund
		$15,621				$45,798
Semiconductors - 1.42%				TOTAL INVESTMENT COMPANIES		$45,798
Analog Devices Inc	10,651	683		Total Investments		$1,206,984
IPG Photonics Corp (a)	347	34
				Other Assets and Liabilities - 0.20%		$2,459
Lam Research Corp	2,191	212
				TOTAL NET ASSETS - 100.00%		$1,209,443
Linear Technology Corp	4,377	263
Marvell Technology Group Ltd	13,954	182
Microchip Technology Inc	227,933	13,801		(a) Non-Income Producing Security
Micron Technology Inc (a)	50,204	861		(b)		Security is Illiquid. At the end of the period, the value of these securities
ON Semiconductor Corp (a)	18,302	213		totaled $169 or 0.01% of net assets.
Qorvo Inc (a)	4,004	223		(c)		Fair value of these investments is determined in good faith by the Manager
Skyworks Solutions Inc	530	41		under procedures established and periodically reviewed by the Board of
Teradyne Inc	9,718	226		Directors. At the end of the period, the fair value of these securities totaled
Xilinx Inc	9,016	459		$0 or 0.00% of net assets.
		$17,198
Shipbuilding - 0.01%				Portfolio Summary (unaudited)
Huntington Ingalls Industries Inc	791	128		Sector		Percent
				Financial		28.89%
Software - 1.93%				Industrial		15.21%
Akamai Technologies Inc (a)	657	46
Allscripts Healthcare Solutions Inc (a)	8,462	102		Consumer, Cyclical		12.44%
ANSYS Inc (a)	3,469	317		Consumer, Non-cyclical		11.93%
Autodesk Inc (a)	1,332	96		Utilities		7.73%
				Energy		7.22%
CA Inc	259,009	7,962		Basic Materials		5.86%
CommerceHub Inc - Series A (a)	480	7
CommerceHub Inc - Series C (a)	959	14		Technology		5.02%
Donnelley Financial Solutions Inc (a)	613	13		Investment Companies		3.79%
				Communications		1.69%
Dun & Bradstreet Corp/The	1,143	143		Diversified		0.02%
Fidelity National Information Services Inc	6,930	512		Other Assets and Liabilities		0.20%
Nuance Communications Inc (a)	2,369	33
				TOTAL NET ASSETS		100.00%
See accompanying notes				370

		Schedule of Investments
MidCap Value Fund III
October 31, 2016

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Fair Value	Appreciation/(Depreciation)
S&P Mid 400 Emini; December 2016	Long	313	$48,275	$47,163	$(1,112)
Total					$(1,112)
Amounts in thousands except contracts

See accompanying notes

Schedule of Investments
Money Market Fund
October 31, 2016

INVESTMENT COMPANIES - 5.19%	Shares Held	Value(000	's)		Principal
Money Market Funds - 5.19%				MUNICIPAL BONDS (continued)	Amount (000's)	Value(000	's)
Deutsche Government Money Market Series	9,300,000	$9,300		Colorado - 2.12%
Goldman Sachs Financial Square Funds -	8,730,000	8,730		City of Colorado Springs CO Utilities System
Government Fund				Revenue (credit support from Mizuho Bank
Morgan Stanley Institutional Liquidity Funds -	10,350,000	10,350		LTD)
Government Portfolio				0.65%, 11/07/2016(e)	$7,000	$7,000
STIT-Government & Agency Portfolio	10,000,000	10,000		Colorado Housing & Finance
		$38,380		Authority (credit support from Federal Home
TOTAL INVESTMENT COMPANIES		$38,380		Loan Bank)
				0.75%, 11/07/2016(c),(e)	7,510	7,510
	Principal
BONDS- 12.56%	Amount (000's)	Value(000	's)	County of Kit Carson CO (credit support from
Automobile Asset Backed Securities - 3.89%				Wells Fargo)
				0.66%, 11/07/2016(e)	1,160	1,160
AmeriCredit Automobile Receivables Trust
2016-3						$15,670
0.75%, 08/08/2017	$4,524	$4,524		Illinois - 1.36%
ARI Fleet Lease Trust 2016-A				Memorial Health System/IL (credit support
0.80%, 03/15/2017(a)	994	994		from JP Morgan Chase & Co)
				0.65%, 11/07/2016(e)	10,100	10,100
Chrysler Capital Auto Receivables Trust 2016-
B
0.85%, 11/15/2017(a),(b),(c)	5,000	5,000		Maryland - 1.07%
Enterprise Fleet Financing LLC				City of Baltimore MD (credit support from
0.85%, 07/20/2017(a),(c)	3,965	3,965		State Street Bank & Trust)
				0.65%, 11/07/2016(e)	7,915	7,915
Mercedes-Benz Auto Lease Trust 2016-B
0.75%, 11/15/2017	4,200	4,200
Santander Drive Auto Receivables Trust 2016-				Minnesota - 0.59%
3				City of St Paul MN (credit support from
0.80%, 10/16/2017	4,400	4,400		Wells Fargo)
				0.65%, 11/07/2016(e)	4,400	4,400
Wheels SPV 2 LLC
0.85%, 08/20/2017(a)	5,721	5,721
		$28,804		Oklahoma - 0.34%
Banks- 0.97%				Oklahoma University Hospital (credit support
Wells Fargo Bank NA				from Bank of America)
				0.77%, 11/07/2016(e)	2,500	2,500
1.06%, 10/22/2017	7,200	7,200

Diversified Financial Services - 3.21%				TOTAL MUNICIPAL BONDS		$49,752
Corporate Finance Managers Inc					Principal
0.85%, 11/07/2016(c)	8,700	8,700		COMMERCIAL PAPER - 67.88%	Amount (000's)	Value(000	's)
MetLife Inc				Agriculture - 2.96%
1.05%, 08/17/2017(c),(d)	15,000	15,000		Archer-Daniels-Midland Co
				0.40%, 11/08/2016(a)	$2,715	$2,715
		$23,700
				0.42%, 11/14/2016(a)	3,700	3,699
Healthcare - Services - 1.22%
				0.43%, 11/18/2016(a)	4,500	4,499
Portland Clinic LLP/The
0.77%, 11/07/2016(c)	9,030	9,030		Philip Morris International Inc
				0.50%, 11/22/2016(a)	5,000	4,999
				0.56%, 11/25/2016(a)	6,000	5,998
Insurance - 2.16%
New York Life Global Funding Company						$21,910
0.71%, 07/21/2017(c),(d)	16,000	16,000		Automobile Manufacturers - 2.43%
				American Honda Finance Corp (credit support
Other Asset Backed Securities - 1.11%				from Honda Motor Company)
Dell Equipment Finance Trust 2016-1				0.50%, 12/06/2016(e)	6,000	5,997
0.85%, 07/24/2017(a),(c)	4,824	4,824		PACCAR Financial Corp (credit support from
GreatAmerica Leasing Receivables Funding				Paccar Inc)
LLC Series 2016-1				0.44%, 11/02/2016(e)	6,000	6,000
0.78%, 02/21/2017(a)	329	329		Toyota Credit Canada Inc (credit support
MMAF Equipment Finance LLC 2016-A				from Toyota Financial Services)
0.75%, 05/15/2017(a),(c)	2,210	2,210		0.67%, 12/16/2016(e)	6,000	5,995
Volvo Financial Equipment LLC Series 2016-						$17,992
1				Banks- 27.92%
0.75%, 02/15/2017(a)	802	802		Bank of Nova Scotia/The
		$8,165		0.93%, 11/10/2016(a),(f)	8,000	7,998
TOTAL BONDS		$92,899		BNP Paribas SA/New York NY
	Principal			0.30%, 11/01/2016	12,000	12,000
MUNICIPAL BONDS - 6.72%	Amount (000's)	Value(000	's)	CAFCO LLC
				0.88%, 12/20/2016(a)	5,000	4,994
California - 1.24%
				0.90%, 12/05/2016(a)	6,000	5,995
Kern Water Bank Authority (credit support
from Wells Fargo)				Credit Suisse AG/New York NY
0.65%, 11/07/2016(e)	$4,167	$4,167		1.06%, 02/10/2017	6,000	5,982
San Francisco City & County Redevelopment				1.06%, 02/21/2017	6,000	5,980
Agency (credit support from Fannie Mae)				DBS Bank Ltd
0.53%, 11/07/2016(e)	5,000	5,000		0.67%, 12/07/2016(a),(f)	5,000	4,997
				0.90%, 01/03/2017(a),(f)	6,000	5,990
		$9,167		0.91%, 12/01/2016(a),(f)	7,000	6,995

See accompanying notes

Schedule of Investments
Money Market Fund
October 31, 2016

	Principal				Principal
COMMERCIAL PAPER (continued)	Amount (000's)	Value(000	's)	COMMERCIAL PAPER (continued)	Amount (000's)	Value(000	's)
Banks (continued)				Diversified Financial Services (continued)
ING US Funding LLC (credit support from				Gotham Funding Corp (continued)
ING Bank)				0.98%, 01/03/2017(a)	$6,000	$5,990
0.74%, 11/01/2016(e)	$6,000	$6,000		Intercontinental Exchange Inc
KFW (credit support from Republic of				0.44%, 11/03/2016(a)	6,000	6,000
Germany)				0.44%, 11/04/2016(a)	5,000	5,000
0.50%, 11/09/2016(a),(e),(f)	5,000	4,999		0.44%, 11/07/2016(a)	6,000	6,000
Manhattan Asset Funding Co LLC				JP Morgan Securities LLC
0.60%, 12/08/2016(a)	3,900	3,898		0.70%, 12/30/2016	3,900	3,895
0.63%, 11/01/2016(a)	5,000	5,000		Liberty Street Funding LLC
0.73%, 01/12/2017(a)	5,000	4,993		0.70%, 12/15/2016(a)	5,000	4,996
0.77%, 12/01/2016(a)	820	819		0.72%, 11/16/2016(a)	5,000	4,998
0.98%, 01/03/2017(a)	2,500	2,496		0.90%, 12/12/2016(a)	5,000	4,995
Mitsubishi UFJ Trust & Banking Corp/NY				National Rural Utilities Cooperative Finance
0.88%, 01/25/2017	6,000	5,987		Corp
0.93%, 01/23/2017	5,000	4,989		0.45%, 11/01/2016	6,000	6,000
0.93%, 01/26/2017	6,000	5,987		0.45%, 11/03/2016	6,000	6,000
Mizuho Bank Ltd/NY				Nieuw Amsterdam Receivables Corp
0.91%, 12/21/2016(a)	4,500	4,494		0.47%, 11/02/2016(a)	5,000	5,000
0.91%, 12/22/2016(a)	7,000	6,991		0.75%, 12/06/2016(a)	3,400	3,397
1.17%, 02/27/2017(a)	6,000	5,977		0.87%, 11/21/2016(a)	6,000	5,997
Natixis SA/New York NY				Regency Markets No. 1 LLC
0.65%, 11/08/2016	2,000	2,000		0.62%, 11/10/2016(a)	6,139	6,138
Oversea-Chinese Banking Corp Ltd				0.64%, 11/15/2016(a)	5,000	4,999
0.73%, 11/09/2016(a),(f)	7,900	7,899		0.64%, 11/25/2016(a)	6,000	5,997
0.74%, 11/07/2016(a),(f)	8,000	7,999				$148,762
Sheffield Receivables Co LLC				Electric - 1.23%
0.59%, 11/01/2016(a)	4,000	4,000		Oglethorpe Power Corp
0.75%, 11/18/2016(a)	5,000	4,998		0.50%, 11/04/2016(a)	3,128	3,128
Societe Generale SA				0.62%, 11/15/2016(a)	6,000	5,998
0.63%, 12/19/2016(f)	4,000	3,997				$9,126
Standard Chartered Bank/New York				Food- 0.81%
0.68%, 11/15/2016(a)	6,000	5,998		Unilever Capital Corp (credit support from
0.85%, 01/24/2017(a)	6,000	5,988
				Unilever)
0.88%, 01/03/2017(a)	6,000	5,991		0.55%, 01/03/2017(a),(e)	6,000	5,994
Sumitomo Mitsui Banking Corp
0.60%, 11/04/2016(a),(f)	7,000	7,000
				Healthcare - Products - 1.88%
0.88%, 12/19/2016(a),(f)	5,500	5,493		Danaher Corp
0.90%, 12/14/2016(a),(f)	6,000	5,994		0.51%, 11/09/2016(a)	3,000	3,000
United Overseas Bank Ltd				0.54%, 11/17/2016(a)	3,040	3,039
0.60%, 12/02/2016(a),(f)	2,630	2,629		0.60%, 12/15/2016(a)	5,500	5,496
0.60%, 12/08/2016(a),(f)	4,000	3,997		0.60%, 12/27/2016(a)	2,400	2,398
0.75%, 12/07/2016(a),(f)	4,000	3,997
						$13,933
0.91%, 01/20/2017(a),(f)	5,000	4,990
				Insurance - 2.74%
		$206,531		Nationwide Life Insurance Co
Commercial Services - 0.55%				0.54%, 11/08/2016(a)	4,000	3,999
Salvation Army/United States				0.54%, 11/14/2016(a)	6,500	6,499
0.73%, 01/09/2017	4,100	4,094		Prudential PLC
				0.65%, 11/02/2016(a)	3,800	3,800
Computers - 1.67%				0.67%, 11/22/2016(a)	6,000	5,998
International Business Machines Corp						$20,296
0.60%, 12/28/2016(a)	4,370	4,366
				Machinery - Construction & Mining - 0.37%
0.62%, 12/27/2016(a)	4,470	4,466
				Caterpillar Financial Services Corp (credit
0.62%, 12/29/2016(a)	3,500	3,496
				support from Caterpillar Inc)
		$12,328		0.47%, 11/02/2016(e)	2,700	2,700
Diversified Financial Services - 20.11%
Anglesea Funding LLC				Media- 0.54%
0.55%, 11/08/2016(a)	5,000	4,999		Walt Disney Co/The
Collateralized Commercial Paper Co LLC				0.55%, 12/30/2016(a)	4,000	3,996
1.00%, 01/10/2017	5,000	4,990
1.00%, 01/17/2017	6,000	5,987		Miscellaneous Manufacturers - 0.36%
Collateralized Commercial Paper II Co LLC				Parker-Hannifin Corp
0.82%, 11/10/2016(a)	5,000	4,999		0.53%, 11/14/2016(a)	2,700	2,700
CRC Funding
0.78%, 11/04/2016(a)	6,000	6,000
				REITS- 1.49%
DCAT LLC				Simon Property Group LP
0.72%, 11/03/2016	6,000	6,000		0.65%, 12/13/2016(a)	6,000	5,995
0.72%, 11/07/2016	6,000	5,999		0.66%, 01/09/2017(a)	5,000	4,994
0.80%, 12/07/2016	6,400	6,395				$10,989
Fairway Finance Co LLC				Supranational Bank - 0.95%
0.82%, 11/28/2016(a)	7,000	6,996
				Corp Andina de Fomento
Gotham Funding Corp				0.50%, 11/30/2016(a)	7,000	6,997
0.63%, 11/21/2016(a)	6,000	5,998
0.75%, 12/02/2016(a)	5,000	4,997

See accompanying notes

		Schedule of Investments
		Money Market Fund
		October 31, 2016

	Principal
COMMERCIAL PAPER (continued)	Amount (000's)	Value(000	's)
Telecommunications - 1.87%
Telstra Corp Ltd
0.50%, 11/02/2016(a)	$3,830	$3,830
0.67%, 12/05/2016(a)	5,000	4,997
0.89%, 01/23/2017(a)	5,000	4,990
		$13,817
TOTAL COMMERCIAL PAPER		$502,165
	Principal
CERTIFICATE OF DEPOSIT - 0.78%	Amount (000's)	Value(000	's)
Banks- 0.78%
Bank of Nova Scotia/Houston
0.98%, 05/11/2017(c),(f)	5,800	5,800

TOTAL CERTIFICATE OF DEPOSIT		$5,800
	Maturity
REPURCHASE AGREEMENTS - 7.84%	Amount (000's)	Value(000	's)
Banks- 7.84%
Barclays Repurchase Agreement; 0.32% dated $	18,000	$18,000
10/31/2016 maturing 11/01/2016
(collateralized by US Government
Securities; $18,360,061; 0.00%-1.38%;
dated 02/15/19-05/31/21)
Credit Suisse Repurchase Agreement; 0.31%	15,000	15,000
dated 10/31/2016 maturing 11/01/2016
(collateralized by US Government
Security; $15,303,605; 2.63%; dated
11/15/2020)
Merrill Lynch Repurchase Agreement; 0.32%	25,000	25,000
dated 10/31/2016 maturing 11/01/2016
(collateralized by US Government
Security; $25,500,817; 0.00%; dated
1/30/2017)
		$58,000
TOTAL REPURCHASE AGREEMENTS		$58,000
Total Investments		$746,996
Other Assets and Liabilities - (0.97)%		$(7,164)
TOTAL NET ASSETS - 100.00%		$739,832

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $403,036 or 54.48% of net assets.
(b)	Security purchased on a when-issued basis.
(c)	Variable Rate. Rate shown is in effect at October 31, 2016.
(d)	Security is Illiquid. At the end of the period, the value of these securities totaled $31,000 or 4.19% of net assets.
(e)	Credit support indicates investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution, or government agency.
(f)	Security issued by foreign bank and denominated in USD.

Portfolio Summary (unaudited)

Sector	Percent
Financial	67.22%
Consumer, Non-cyclical	7.42%
Insured	6.72%
Investment Companies	5.19%
Asset Backed Securities	5.00%
Consumer, Cyclical	2.43%
Communications	2.41%
Technology	1.67%
Utilities	1.23%
Government	0.95%
Industrial	0.73%
Other Assets and Liabilities	(0.97)%
TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
Overseas Fund
October 31, 2016

COMMON STOCKS - 94.34%	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Aerospace & Defense - 2.74%				Banks (continued)
Airbus Group SE	444,130	$26,372		DBS Group Holdings Ltd	109,800	$1,184
BAE Systems PLC	223,649	1,482		Deutsche Bank AG (a)	86,129	1,246
Cobham PLC	566,600	989		DNB ASA	75,818	1,096
Embraer SA ADR	769,900	16,468		Erste Group Bank AG	873,972	27,407
IHI Corp	8,491,600	22,339		Fukuoka Financial Group Inc	74,000	320
Meggitt PLC	75,327	401		Hachijuni Bank Ltd/The	39,500	215
Rolls-Royce Holdings PLC (a)	1,857,734	16,490		Hang Seng Bank Ltd	56,100	1,012
		$84,541		Hiroshima Bank Ltd/The	48,000	205
Agriculture - 3.29%				HSBC Holdings PLC	1,235,901	9,308
British American Tobacco PLC	739,174	42,364		ING Groep NV	3,678,073	48,283
Imperial Brands PLC	833,852	40,335		Intesa Sanpaolo SpA	277,342	643
KT&G Corp	101,639	10,025		Investec PLC	38,698	240
Philip Morris International Inc	91,600	8,834		KBC Group NV	19,463	1,187
		$101,558		Komercni banka as	48,134	1,761
Airlines - 1.03%				Kyushu Financial Group Inc	33,700	224
Japan Airlines Co Ltd	1,071,600	31,625		Lloyds Banking Group PLC	40,201,127	28,073
				Mediobanca SpA	55,129	404
Apparel - 0.01%				Mitsubishi UFJ Financial Group Inc	941,200	4,856
Yue Yuen Industrial Holdings Ltd	72,000	274		Mizrahi Tefahot Bank Ltd	13,466	175
				Mizuho Financial Group Inc	1,755,500	2,956
Automobile Manufacturers - 1.94%				National Australia Bank Ltd	165,007	3,503
Bayerische Motoren Werke AG	23,057	2,012		Natixis SA	91,240	462
Daimler AG	175,641	12,531		Nordea Bank AB	189,673	1,993
Fiat Chrysler Automobiles NV	3,344,780	24,520		Oversea-Chinese Banking Corp Ltd	192,900	1,175
Fuji Heavy Industries Ltd	15,000	586		Resona Holdings Inc	137,800	611
Hino Motors Ltd	16,000	174		Shinsei Bank Ltd	172,000	278
Honda Motor Co Ltd	113,300	3,390		Shizuoka Bank Ltd/The	51,000	430
Isuzu Motors Ltd	57,500	711		Skandinaviska Enskilda Banken AB	94,855	957
Mazda Motor Corp	35,600	590		Societe Generale SA	59,524	2,322
				Standard Chartered PLC (a)	204,702	1,780
Nissan Motor Co Ltd	171,800	1,748
Peugeot SA (a)	23,626	354		Sumitomo Mitsui Financial Group Inc	1,042,900	36,159
Renault SA	9,314	810		Sumitomo Mitsui Trust Holdings Inc	24,507	827
Toyota Motor Corp	185,510	10,761		Svenska Handelsbanken AB	94,503	1,288
Volkswagen AG	3,155	472		Swedbank AB	70,260	1,644
Volvo AB - B Shares	108,889	1,168		UBS Group AG	1,109,961	15,693
		$59,827		UniCredit SpA	330,759	821
				United Overseas Bank Ltd	1,716,400	23,155
Automobile Parts & Equipment - 0.59%
				Westpac Banking Corp	208,086	4,812
Aisin Seiki Co Ltd	13,300	584
				Yamaguchi Financial Group Inc	19,000	209
Bridgestone Corp	45,200	1,687
Cie Generale des Etablissements Michelin	12,675	1,373				$410,905
Hankook Tire Co Ltd	256,579	12,321		Beverages - 1.62%
JTEKT Corp	21,500	318		Asahi Group Holdings Ltd	280,600	10,009
NHK Spring Co Ltd	20,100	190		Coca-Cola Amatil Ltd	35,872	260
Nokian Renkaat OYJ	11,137	374		Coca-Cola European Partners PLC	413,600	15,899
Sumitomo Electric Industries Ltd	52,300	773		Diageo PLC	890,402	23,700
Sumitomo Rubber Industries Ltd	16,500	277		Suntory Beverage & Food Ltd	4,600	201
Toyoda Gosei Co Ltd	6,200	142				$50,069
Yokohama Rubber Co Ltd/The	10,700	186		Building Materials - 2.49%
		$18,225		Asahi Glass Co Ltd	98,000	685
Banks - 13.33%				Cie de Saint-Gobain	587,902	26,105
ABN AMRO Group NV (b)	22,826	527		CRH PLC	1,102,326	35,671
Australia & New Zealand Banking Group Ltd	261,199	5,515		Fletcher Building Ltd	67,015	496
Banco Bilbao Vizcaya Argentaria SA	409,709	2,949		Sumitomo Osaka Cement Co Ltd	3,319,100	13,747
Banco de Sabadell SA	11,743,088	15,680				$76,704
Banco Santander SA	2,726,174	13,358		Chemicals - 4.13%
Banco Santander SA - Rights (a)	3,842,867	215		Air Liquide SA	108,812	11,057
Bangkok Bank PCL	794,700	3,608		Akzo Nobel NV	746,406	48,226
Bank Hapoalim BM	103,217	595		Arkema SA	6,582	624
Bank Leumi Le-Israel BM (a)	140,355	530		Asahi Kasei Corp	87,000	784
Bank of East Asia Ltd/The	117,200	471		BASF SE	351,333	31,015
Bank of Ireland (a)	930,443	199		Clariant AG (a)	450,438	7,459
Bank of Kyoto Ltd/The	29,000	213		Evonik Industries AG	15,823	495
Bankia SA	448,644	394		Hitachi Chemical Co Ltd	3,500	82
Barclays PLC	14,766,864	34,213		Israel Chemicals Ltd	49,264	175
Bendigo & Adelaide Bank Ltd	44,942	380		Koninklijke DSM NV	11,328	728
BNP Paribas SA	497,064	28,822		Kuraray Co Ltd	12,000	182
BOC Hong Kong Holdings Ltd	272,800	972		Linde AG	138,744	22,916
CaixaBank SA	7,392,816	22,307		Mitsubishi Chemical Holdings Corp	65,900	433
Chiba Bank Ltd/The	67,000	414		Mitsubishi Gas Chemical Co Inc	17,400	268
Concordia Financial Group Ltd	114,300	530		Mitsui Chemicals Inc	57,000	281
Credit Agricole SA	81,907	884		Shin-Etsu Chemical Co Ltd	9,400	713
Credit Suisse Group AG (a)	1,858,763	25,935		Solvay SA	4,628	531
Danske Bank A/S	754,649	23,280		Sumitomo Chemical Co Ltd	52,000	246

See accompanying notes

Schedule of Investments
Overseas Fund
October 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Chemicals (continued)				Electrical Components & Equipment (continued)
Teijin Ltd	18,000	$348		Legrand SA	244,152	$13,794
Yara International ASA	17,337	612		Mabuchi Motor Co Ltd	57,800	3,360
		$127,175		Schneider Electric SE	692,645	46,581
Commercial Services - 0.60%						$64,153
Adecco Group AG	10,354	615		Electronics - 0.90%
Aggreko PLC	8,693	85		Hitachi High-Technologies Corp	4,300	179
Atlantia SpA	25,791	631		Koninklijke Philips NV	869,484	26,200
Dai Nippon Printing Co Ltd	51,000	512		Kyocera Corp	22,600	1,098
Edenred	9,996	231		Nippon Electric Glass Co Ltd	40,000	218
G4S PLC	150,780	405				$27,695
Hutchison Port Holdings Trust	503,862	224		Engineering & Construction - 0.52%
RELX NV	913,919	15,411		ACS Actividades de Construccion y Servicios	18,788	575
Toppan Printing Co Ltd	50,000	470		SA
		$18,584		Balfour Beatty PLC	3,424,878	11,355
Computers - 0.03%				Bouygues SA	20,072	654
Fujitsu Ltd	131,000	777		Skanska AB	32,957	716
				Vinci SA	35,572	2,576
Distribution & Wholesale - 1.38%						$15,876
ITOCHU Corp	108,800	1,374		Entertainment - 0.03%
Jardine Cycle & Carriage Ltd	429,700	13,012		Sega Sammy Holdings Inc	18,000	266
Li & Fung Ltd	576,000	283		Tabcorp Holdings Ltd	40,340	148
Marubeni Corp	120,100	631		Tatts Group Ltd	142,451	439
Mitsubishi Corp	109,800	2,390				$853
Mitsui & Co Ltd	124,000	1,718		Food - 1.63%
Rexel SA	29,329	407		Ajinomoto Co Inc	18,800	418
Sumitomo Corp	1,974,800	22,703		Aryzta AG (a)	340,595	14,966
Toyota Tsusho Corp	7,100	168		Carrefour SA	38,386	1,006
		$42,686		Casino Guichard Perrachon SA	152,877	7,610
Diversified Financial Services - 1.48%				Charoen Pokphand Foods PCL (c)	8,009,400	7,203
Aberdeen Asset Management PLC	89,757	351		Dairy Crest Group PLC	1,901,163	14,189
ASX Ltd	6,532	234		First Pacific Co Ltd/Hong Kong	206,000	156
Daiwa Securities Group Inc	104,000	621		ICA Gruppen AB	7,748	241
Deutsche Boerse AG (a)	239,745	18,721		J Sainsbury PLC	159,181	488
Hong Kong Exchanges & Clearing Ltd	29,600	782		NH Foods Ltd	5,000	120
Julius Baer Group Ltd (a)	13,971	566		Nisshin Seifun Group Inc	6,760	100
Macquarie Group Ltd	12,417	751		Nissin Foods Holdings Co Ltd	2,800	162
Mebuki Financial Group Inc	159,760	569		Orkla ASA	56,525	534
Mitsubishi UFJ Lease & Finance Co Ltd	43,300	210		Tate & Lyle PLC	45,331	432
Nomura Holdings Inc	226,500	1,134		Toyo Suisan Kaisha Ltd	2,900	117
ORIX Corp	82,500	1,307		Wilmar International Ltd	186,600	443
Shinhan Financial Group Co Ltd	536,101	20,508		Wm Morrison Supermarkets PLC	215,048	595
		$45,754		Woolworths Ltd	79,768	1,432
Electric - 2.29%						$50,212
AGL Energy Ltd	46,763	681		Forest Products & Paper - 1.04%
AusNet Services	170,655	194		DS Smith PLC	6,227,221	30,365
Chubu Electric Power Co Inc	47,000	692		Oji Holdings Corp	27,000	114
Chugoku Electric Power Co Inc/The	27,100	317		Stora Enso OYJ	53,499	506
DUET Group	81,988	148		UPM-Kymmene OYJ	39,740	924
E.ON SE	140,073	1,027				$31,909
EDP - Energias de Portugal SA	224,454	742		Gas - 0.71%
Electric Power Development Co Ltd	14,200	331		Centrica PLC	379,802	995
Electricite de France SA	24,039	270		Enagas SA	21,977	630
Endesa SA	30,786	653		Gas Natural SDG SA	33,940	668
Enel SpA	533,771	2,295		National Grid PLC	1,337,396	17,397
Engie SA	2,282,326	32,915		Osaka Gas Co Ltd	181,000	753
HK Electric Investments & HK Electric	255,500	253		Snam SpA	152,859	805
Investments Ltd (b)				Tokyo Gas Co Ltd	127,000	576
Hokuriku Electric Power Co	16,200	184				$21,824
Iberdrola SA	379,545	2,583		Hand & Machine Tools - 1.02%
Kansai Electric Power Co Inc/The (a)	68,200	652
				Fuji Electric Co Ltd	6,136,000	30,641
Kyushu Electric Power Co Inc	41,500	377		Sandvik AB	67,172	763
Mercury NZ Ltd	67,796	148				$31,404
Meridian Energy Ltd	123,493	227
				Holding Companies - Diversified - 0.53%
Origin Energy Ltd	169,897	685		China Merchants Port Holdings Co Ltd	4,111,916	10,631
Power Assets Holdings Ltd	96,000	901		CK Hutchison Holdings Ltd	187,000	2,309
Red Electrica Corp SA	30,300	631
RWE AG (a)	34,435	548		Jardine Matheson Holdings Ltd	17,153	1,045
				Keppel Corp Ltd	141,000	533
Shikoku Electric Power Co Inc	16,100	151		NWS Holdings Ltd	147,000	260
SSE PLC	1,171,614	22,780
Tokyo Electric Power Co Holdings Inc (a)	48,800	189		Swire Pacific Ltd	52,500	546
				Wendel SA	2,809	323
		$70,574		Wharf Holdings Ltd/The	100,000	750
Electrical Components & Equipment - 2.08%						$16,397
Brother Industries Ltd	22,800	418

See accompanying notes

Schedule of Investments
Overseas Fund
October 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Home Builders - 0.09%				Machinery - Construction & Mining (continued)
Barratt Developments PLC	33,776	$187		Komatsu Ltd	1,300,100	$28,939
Daiwa House Industry Co Ltd	35,200	966		Mitsubishi Electric Corp	140,000	1,894
Persimmon PLC	19,430	402				$147,282
Sekisui Chemical Co Ltd	39,600	624		Machinery - Diversified - 1.44%
Sekisui House Ltd	41,900	693		Alstom SA (a)	12,400	333
		$2,872		Amada Holdings Co Ltd	16,200	184
Insurance - 6.02%				CNH Industrial NV	637,005	4,956
Admiral Group PLC	20,484	480		CNH Industrial NV	2,646,633	20,548
Aegon NV	4,102,703	17,748		FANUC Corp	12,200	2,234
Allianz SE	28,507	4,450		Metso OYJ	10,997	288
Assicurazioni Generali SpA	90,766	1,172		Mitsubishi Heavy Industries Ltd	151,000	646
Aviva PLC	7,253,602	39,306		OC Oerlikon Corp AG (a)	586,342	5,512
AXA SA	150,703	3,400		Sumitomo Heavy Industries Ltd	53,000	279
Baloise Holding AG	4,849	597		Teco Electric and Machinery Co Ltd	10,074,503	8,932
CNP Assurances	16,546	287		Weir Group PLC/The	20,791	432
Dai-ichi Life Holdings Inc	79,500	1,166				$44,344
Direct Line Insurance Group PLC	133,267	564		Media - 0.10%
Hannover Rueck SE	5,844	652		Axel Springer SE	1,444	72
Helvetia Holding AG	15,610	8,121		Lagardere SCA	11,365	289
Insurance Australia Group Ltd	151,827	635		Pearson PLC	79,620	737
Legal & General Group PLC	300,007	768		RTL Group SA	3,727	292
Manulife Financial Corp	497,200	7,202		Singapore Press Holdings Ltd	54,200	145
Mapfre SA	103,969	308		Vivendi SA	81,021	1,640
MS&AD Insurance Group Holdings Inc	24,300	721				$3,175
Muenchener Rueckversicherungs-Gesellschaft	12,494	2,426		Metal Fabrication & Hardware - 0.02%
AG in Muenchen				Maruichi Steel Tube Ltd	5,300	171
NN Group NV	19,965	601		NSK Ltd	42,800	476
Old Mutual PLC	382,383	941				$647
Poste Italiane SpA (b)	25,268	168
				Mining - 0.51%
Prudential PLC	1,807,099	29,490		Anglo American PLC (a)	104,401	1,449
QBE Insurance Group Ltd	85,637	649		BHP Billiton Ltd	222,605	3,889
RSA Insurance Group PLC	98,576	666		BHP Billiton PLC	131,885	1,983
Sampo Oyj	34,683	1,589		Glencore PLC (a)	764,047	2,339
SCOR SE	15,844	513		Mitsubishi Materials Corp	10,900	312
Sompo Holdings Inc	17,100	553		Rio Tinto Ltd	29,401	1,217
Sony Financial Holdings Inc	16,800	236		Rio Tinto PLC	92,104	3,203
Standard Life PLC	153,252	632		South32 Ltd	368,994	720
Suncorp Group Ltd	80,374	730		Sumitomo Metal Mining Co Ltd	47,000	611
Swiss Life Holding AG (a)	52,719	13,951
						$15,723
Swiss Re AG	25,883	2,402
				Miscellaneous Manufacturers - 1.06%
T&D Holdings Inc	56,100	678		Alfa Laval AB	791,860	11,360
Tokio Marine Holdings Inc	25,200	994
Zurich Insurance Group AG (a)	155,416	40,681		FUJIFILM Holdings Corp	30,900	1,168
				IMI PLC	26,478	322
		$185,477		Nikon Corp	812,100	12,273
Internet - 1.37%				Siemens AG	53,875	6,121
Baidu Inc ADR(a)	159,200	28,156
				Smiths Group PLC	38,292	664
Trend Micro Inc/Japan	398,300	14,026		Wartsila OYJ Abp	14,334	620
		$42,182				$32,528
Investment Companies - 0.03%				Office & Business Equipment - 0.88%
BGP Holdings PLC (a),(c)	738,711	—
				Canon Inc	908,900	26,111
EXOR SpA	3,761	160		Ricoh Co Ltd	65,000	530
Groupe Bruxelles Lambert SA	7,819	672		Seiko Epson Corp	27,200	551
Pargesa Holding SA	3,350	225				$27,192
		$1,057		Oil & Gas - 7.78%
Iron & Steel - 0.48%				BP PLC	4,930,805	29,150
ArcelorMittal (a)	1,817,139	12,278
				BP PLC ADR	362,100	12,873
JFE Holdings Inc(a)	50,600	725		CNOOC Ltd	25,891,000	32,578

Kobe Steel Ltd	19,200	158		Ecopetrol SA ADR(a)	266,900	2,319
Nippon Steel & Sumitomo Metal Corp	55,900	1,108		Encana Corp	1,241,600	11,839
voestalpine AG	11,063	392		Eni SpA	1,755,250	25,472
		$14,661		Idemitsu Kosan Co Ltd	8,600	198
Leisure Products & Services - 1.05%				Inpex Corp	92,000	858
Carnival PLC	667,855	32,213		JX Holdings Inc	154,810	612
				Neste Oyj	12,440	537
Lodging - 0.03%				Repsol SA	69,251	967
MGM China Holdings Ltd	45,600	75		Royal Dutch Shell PLC - A Shares	334,126	8,322
Sands China Ltd	167,600	728		Royal Dutch Shell PLC - B Shares	2,301,673	59,366
SJM Holdings Ltd	190,000	131		Santos Ltd	53,819	144
		$934		Statoil ASA	69,689	1,138
Machinery - Construction & Mining - 4.78%				TOTAL SA	1,090,937	52,262
ABB Ltd ADR(a)	359,900	7,432		Woodside Petroleum Ltd	52,676	1,127
ABB Ltd (a)	1,979,146	40,831				$239,762
Hitachi Ltd	12,790,800	68,186

See accompanying notes

Schedule of Investments
Overseas Fund
October 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Oil & Gas Services - 0.84%				Retail (continued)
Technip SA	390,695	$25,930		Swatch Group AG/The	1,927	$580
				Takashimaya Co Ltd	29,000	236
Pharmaceuticals - 9.63%				Yamada Denki Co Ltd	39,300	203
Alfresa Holdings Corp	6,200	131				$32,082
Astellas Pharma Inc	720,600	10,695		Semiconductors - 1.59%
AstraZeneca PLC	78,882	4,417		Rohm Co Ltd	8,600	452
Bayer AG	289,737	28,768		Samsung Electronics Co Ltd	32,820	46,944
Daiichi Sankyo Co Ltd	51,200	1,230		STMicroelectronics NV	61,876	587
Eisai Co Ltd	15,700	1,001		Tokyo Electron Ltd	11,100	1,001
GlaxoSmithKline PLC	2,944,918	58,175				$48,984
Medipal Holdings Corp	10,800	185		Shipbuilding - 0.01%
Mitsubishi Tanabe Pharma Corp	14,200	276		Sembcorp Industries Ltd	94,900	172
Novartis AG	878,893	62,373		Yangzijiang Shipbuilding Holdings Ltd	184,700	99
Orion Oyj	6,420	273				$271
Otsuka Holdings Co Ltd	13,200	578		Software - 0.94%
Roche Holding AG	165,144	37,931		SAP SE	327,655	28,866
Sanofi	842,509	65,563
Suzuken Co Ltd/Aichi Japan	4,720	152		Storage & Warehousing - 0.00%
Taisho Pharmaceutical Holdings Co Ltd	2,200	215		Mitsubishi Logistics Corp	5,000	68
Takeda Pharmaceutical Co Ltd	22,100	988
Teva Pharmaceutical Industries Ltd ADR	527,000	22,524		Telecommunications - 5.74%
Teva Pharmaceutical Industries Ltd	28,528	1,191		China Mobile Ltd	3,879,341	44,443
		$296,666		Elisa OYJ	4,809	162
Private Equity - 0.02%				KDDI Corp	1,601,200	48,665
3i Group PLC	94,268	773		Koninklijke KPN NV	215,181	702
				Nippon Telegraph & Telephone Corp	48,900	2,168
Real Estate - 0.21%				Nokia OYJ	364,000	1,625
Aeon Mall Co Ltd	5,400	80		NTT DOCOMO Inc	98,000	2,461
Hang Lung Properties Ltd	217,000	477		Orange SA	123,926	1,950
Hongkong Land Holdings Ltd	73,400	492		SES SA	25,368	584
Kerry Properties Ltd	63,000	200		SK Telecom Co Ltd	200,640	39,332
Mitsui Fudosan Co Ltd	30,000	683		Swisscom AG	1,615	738
New World Development Co Ltd	546,285	679		TDC A/S (a)	78,865	435
Nomura Real Estate Holdings Inc	12,100	204		Telecom Italia SpA/Milano (a)	341,197	297
Sino Land Co Ltd	297,920	506		Telecom Italia SpA/Milano	586,363	416
Sun Hung Kai Properties Ltd	106,383	1,584		Telefonaktiebolaget LM Ericsson	191,470	929
Swiss Prime Site AG (a)	6,802	564
				Telefonica SA	337,656	3,431
Tokyu Fudosan Holdings Corp	24,800	140		Telenor ASA	25,536	406
Vonovia SE	14,548	513		Telia Co AB	162,063	647
Wheelock & Co Ltd	79,000	486		Vodafone Group PLC	9,985,788	27,424
		$6,608				$176,815
REITS - 0.91%				Transportation - 1.94%
BritishLandCoPLC/The	94,767	679		AP Moller - Maersk A/S	396	607
CapitaLand Commercial Trust	199,400	226		East Japan Railway Co	508,500	44,763
Daiwa House REIT Investment Corp	131	355		Hankyu Hanshin Holdings Inc	8,200	271
Dexus Property Group	93,814	637		Kamigumi Co Ltd	22,000	188
Fonciere Des Regions	3,260	285		MTR Corp Ltd	71,000	393
Hammerson PLC	76,762	516		Nippon Yusen KK	155,000	317
Intu Properties PLC	91,689	309		PostNL NV (a)	2,536,583	11,947
Japan Prime Realty Investment Corp	80	346		Royal Mail PLC	87,308	524
Japan Real Estate Investment Corp	126	730		Tobu Railway Co Ltd	32,000	157
Japan Retail Fund Investment Corp	249	566		West Japan Railway Co	10,300	634
Klepierre	13,739	562				$59,801
Land Securities Group PLC	49,320	602		Water - 0.42%
Mirvac Group	358,750	569		Guangdong Investment Ltd	7,879,900	11,881
Nippon Building Fund Inc	89	529		United Utilities Group PLC	42,613	490
Nippon Prologis REIT Inc	151	342		Veolia Environnement SA	31,548	689
Nomura Real Estate Master Fund Inc	384	623				$13,060
Scentre Group	332,130	1,063		TOTAL COMMON STOCKS		$2,907,618
Segro PLC	80,459	431
				INVESTMENT COMPANIES - 3.56%	Shares Held	Value(000	's)
Stockland	214,152	719
Unibail-Rodamco SE	7,685	1,824		Money Market Funds - 3.56%
				BlackRock Liquidity Funds FedFund Portfolio	77,877,273	77,877
United Urban Investment Corp	287	485
				Cash Account Trust - Government & Agency	1,051,752	1,052
Vicinity Centres	210,418	459
				Portfolio - Government Cash Managed
Westfield Corp	2,247,326	15,187
				First American Government Obligations Fund	30,850,967	30,851
		$28,044
						$109,780
Retail - 1.04%
				TOTAL INVESTMENT COMPANIES		$109,780
Cie Financiere Richemont SA	452,600	29,098
FamilyMart UNY Holdings Co Ltd	5,100	320		PREFERRED STOCKS - 2.08%	Shares Held	Value(000	's)
Harvey Norman Holdings Ltd	34,513	132		Automobile Manufacturers - 2.08%
				Bayerische Motoren Werke AG 3.22%(d)	5,302	$402
Kingfisher PLC	158,284	699		Porsche Automobil Holding SE 1.01%(d)	14,840	802
Lawson Inc	2,100	160		Volkswagen AG 0.17%(d)	455,959	62,866
Marks & Spencer Group PLC	157,314	654
						$64,070

See accompanying notes

		Schedule of Investments
		Overseas Fund
		October 31, 2016

PREFERRED STOCKS (continued)	Shares Held	Value(000	's)
Automobile Parts & Equipment - 0.00%
Schaeffler AG 0.35%(d)	5,550	$84

TOTAL PREFERRED STOCKS		$64,154
Total Investments		$3,081,552
Other Assets and Liabilities - 0.02%		$592
TOTAL NET ASSETS - 100.00%		$3,082,144

(a)	Non-Income Producing Security
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $948 or 0.03% of net assets.
(c)	Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Board of Directors. At the end of the period, the fair value of these securities totaled $7,203 or 0.23% of net assets.
(d)	Variable Rate. Rate shown is in effect at October 31, 2016.

Portfolio Summary (unaudited)
Country		Percent
United Kingdom		19.40%
Japan		16.94%
France		11.71%
Switzerland		10.36%
Germany		7.35%
Netherlands		7.22%
United States		4.90%
Korea, Republic Of		4.19%
Hong Kong		2.64%
Spain		2.11%
China		1.97%
Australia		1.54%
Singapore		1.33%
Ireland		1.17%
Italy		1.07%
Austria		0.90%
Israel		0.83%
Denmark		0.79%
Sweden		0.69%
Canada		0.61%
Brazil		0.53%
Luxembourg		0.43%
Thailand		0.35%
Taiwan, Province Of China		0.29%
Finland		0.23%
Norway		0.13%
Belgium		0.08%
Colombia		0.07%
Czech Republic		0.06%
New Zealand		0.04%
Macao		0.02%
Portugal		0.02%
South Africa		0.01%
Other Assets and Liabilities		0.02%
TOTAL NET ASSETS		100.00%

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Fair Value	Appreciation/(Depreciation)
eMini MSCI EAFE; December 2016	Long	894	$75,710	$74,457	$(1,253)
S&P 500 Emini; December 2016	Long	300	32,224	31,801	(423)
Total					$(1,676)

Amounts in thousands except contracts

See accompanying notes

Schedule of Investments
Principal Capital Appreciation Fund
October 31, 2016

COMMON STOCKS - 98.84%	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Aerospace & Defense - 3.39%				Diversified Financial Services (continued)
Boeing Co/The	217,256	$30,944		Synchrony Financial	725,043	$20,729
Northrop Grumman Corp	158,138	36,213		WisdomTree Investments Inc	25,050	215
Teledyne Technologies Inc (a)	152,007	16,368				$97,618
		$83,525		Electric - 1.94%
Airlines - 0.86%				NextEra Energy Inc	164,089	21,004
Alaska Air Group Inc	293,279	21,181		Xcel Energy Inc	646,022	26,842
						$47,846
Apparel - 1.23%				Electronics - 1.43%
Deckers Outdoor Corp (a)	156,771	8,182		Johnson Controls International plc	308,064	12,421
NIKE Inc	438,626	22,010		Trimble Inc (a)	390,780	10,801
		$30,192		Waters Corp (a)	86,047	11,973
Automobile Manufacturers - 0.71%						$35,195
PACCAR Inc	316,508	17,383		Environmental Control - 1.43%
				Waste Connections Inc	467,200	35,138
Automobile Parts & Equipment - 0.74%
Adient plc (a)	30,806	1,402		Food - 3.01%
Autoliv Inc	135,678	13,131		B&G Foods Inc	307,882	13,054
Mobileye NV (a)	95,408	3,547		General Mills Inc	362,078	22,441
		$18,080		Kroger Co/The	674,488	20,896
Banks - 6.58%				McCormick & Co Inc/MD	183,571	17,599
East West Bancorp Inc	382,401	15,109		Safeway, Inc. - CVR - Casa Ley (a),(b),(c)	2,740	—
Goldman Sachs Group Inc/The	81,572	14,539		Safeway, Inc. - CVR - Property Development	2,740	—
JPMorgan Chase & Co	414,733	28,724		Centers (a),(b),(c)
PNC Financial Services Group Inc/The	225,998	21,605				$73,990
SVB Financial Group (a)	117,572	14,376		Gas - 1.40%
US Bancorp	636,098	28,472		Sempra Energy	321,330	34,414
Wells Fargo & Co	851,876	39,195
		$162,020		Healthcare - Products - 4.98%
Beverages - 2.92%				Abbott Laboratories	311,194	12,211
Anheuser-Busch InBev SA/NV ADR	121,573	14,041		Becton Dickinson and Co	158,952	26,690
Brown-Forman Corp - B Shares	172,436	7,961		Bio-Techne Corp	80,386	8,359
Coca-Cola Co/The	199,274	8,449		Edwards Lifesciences Corp (a)	179,879	17,128
Dr Pepper Snapple Group Inc	139,767	12,270		Medtronic PLC	179,135	14,693
PepsiCo Inc	271,605	29,116		Thermo Fisher Scientific Inc	214,046	31,471
		$71,837		Varian Medical Systems Inc (a)	131,432	11,925
Biotechnology - 1.40%						$122,477
Biogen Inc (a)	69,621	19,507		Healthcare - Services - 0.85%
Gilead Sciences Inc	203,156	14,958		DaVita Inc (a)	150,000	8,793
		$34,465		Universal Health Services Inc	101,333	12,232
Building Materials - 0.29%						$21,025
Apogee Enterprises Inc	173,728	7,079		Housewares - 0.51%
				Tupperware Brands Corp	212,751	12,663
Chemicals - 2.57%
EI du Pont de Nemours & Co	137,130	9,433		Insurance - 2.32%
FMC Corp	209,844	9,840		AmTrust Financial Services Inc	900,265	23,758
HB Fuller Co	256,509	10,791		Chubb Ltd	261,659	33,231
Innospec Inc	204,981	12,350				$56,989
International Flavors & Fragrances Inc	67,801	8,867		Internet - 6.18%
PPG Industries Inc	129,605	12,070		Alphabet Inc - A Shares (a)	49,182	39,833
		$63,351		Alphabet Inc - C Shares (a)	29,760	23,348
Commercial Services - 1.11%				Amazon.com Inc (a)	45,317	35,792
Aaron's Inc	407,977	10,081		comScore Inc (a)	1,000	29
PayPal Holdings Inc (a)	353,795	14,739		eBay Inc (a)	583,654	16,640
Robert Half International Inc	66,588	2,492		Facebook Inc (a)	278,276	36,451
		$27,312				$152,093
Computers - 3.61%				Iron & Steel - 0.41%
Apple Inc	748,946	85,035		Reliance Steel & Aluminum Co	146,014	10,043
International Business Machines Corp	24,233	3,725
		$88,760		Machinery - Diversified - 1.73%
Consumer Products - 0.28%				Deere & Co	156,052	13,779
Kimberly-Clark Corp	59,953	6,859		Flowserve Corp	370,798	15,703
				Roper Technologies Inc	75,342	13,058
Cosmetics & Personal Care - 0.95%						$42,540
Procter & Gamble Co/The	269,480	23,391		Media - 3.28%
				Comcast Corp - Class A	617,688	38,185
Distribution & Wholesale - 0.35%				Sirius XM Holdings Inc	2,782,370	11,603
Pool Corp	94,006	8,703		Walt Disney Co/The	333,476	30,910
						$80,698
Diversified Financial Services - 3.97%				Miscellaneous Manufacturers - 1.87%
Ameriprise Financial Inc	240,112	21,223		AptarGroup Inc	203,375	14,529
Charles Schwab Corp/The	567,951	18,004		Crane Co	141,775	9,642
Discover Financial Services	222,419	12,529		Donaldson Co Inc	97,802	3,572
FNF Group	693,896	24,918

See accompanying notes

Schedule of Investments
Principal Capital Appreciation Fund
October 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Miscellaneous Manufacturers (continued)				Transportation (continued)
General Electric Co	626,528	$18,232		Union Pacific Corp	129,109	$11,385
		$45,975				$24,735
Oil & Gas - 4.78%				TOTAL COMMON STOCKS		$2,431,952
Chevron Corp	253,180	26,521		INVESTMENT COMPANIES - 1.03%	Shares Held	Value (000's)
Cimarex Energy Co	234,862	30,328		Money Market Funds - 1.03%
Energen Corp	191,134	9,582		Goldman Sachs Financial Square Funds -	25,466,228	25,466
Exxon Mobil Corp	421,309	35,103		Government Fund
HollyFrontier Corp	259,682	6,479
Noble Energy Inc	276,886	9,544		TOTAL INVESTMENT COMPANIES		$25,466
		$117,557		Total Investments		$2,457,418
Oil & Gas Services - 0.95%				Other Assets and Liabilities - 0.13%		$3,194
Schlumberger Ltd	298,957	23,387		TOTAL NET ASSETS - 100.00%		$2,460,612

Pharmaceuticals - 4.60%
Allergan plc (a)	83,846	17,519		(a) Non-Income Producing Security
Bristol-Myers Squibb Co	162,930	8,295		(b)		Security is Illiquid. At the end of the period, the value of these securities
Johnson & Johnson	292,679	33,948		totaled $0 or 0.00% of net assets.
McKesson Corp	130,010	16,533		(c)		Fair value of these investments is determined in good faith by the Manager
Pfizer Inc	665,193	21,093		under procedures established and periodically reviewed by the Board of
Teva Pharmaceutical Industries Ltd ADR	68,926	2,946		Directors. At the end of the period, the fair value of these securities totaled
VCA Inc (a)	209,030	12,847		$0 or 0.00% of net assets.
		$113,181
Pipelines - 0.56%
Magellan Midstream Partners LP	206,107	13,857
				Portfolio Summary (unaudited)
REITS - 3.92%				Sector		Percent
Alexandria Real Estate Equities Inc	221,841	23,917		Consumer, Non-cyclical		20.10%
Essex Property Trust Inc	63,833	13,666		Financial		17.10%
Host Hotels & Resorts Inc	885,199	13,703		Technology		14.69%
Realty Income Corp	353,545	20,944		Communications		12.42%
Ventas Inc	233,822	15,841		Industrial		11.15%
Weyerhaeuser Co	282,014	8,441		Consumer, Cyclical		10.77%
		$96,512		Energy		6.29%
Retail - 5.55%				Utilities		3.34%
Chipotle Mexican Grill Inc (a)	26,364	9,511		Basic Materials		2.98%
Copart Inc (a)	144,184	7,565		Investment Companies		1.03%
Costco Wholesale Corp	102,777	15,198		Other Assets and Liabilities		0.13%
CVS Health Corp	332,950	28,001		TOTAL NET ASSETS		100.00%
Dollar General Corp	322,751	22,299
Home Depot Inc/The	206,009	25,135
Nordstrom Inc	142,953	7,434
Starbucks Corp	403,828	21,431
		$136,574
Savings & Loans - 0.31%
Washington Federal Inc	282,733	7,704

Semiconductors - 4.36%
Applied Materials Inc	214,581	6,240
Broadcom Ltd	80,218	13,660
Intel Corp	404,727	14,113
Lam Research Corp	267,364	25,897
Microchip Technology Inc	399,475	24,188
NXP Semiconductors NV (a)	117,952	11,795
QUALCOMM Inc	164,166	11,281
		$107,174
Software - 6.72%
Adobe Systems Inc (a)	278,167	29,906
Fair Isaac Corp	112,968	13,633
Fidelity National Information Services Inc	299,235	22,119
Microsoft Corp	1,068,258	64,010
Omnicell Inc (a)	370,944	12,102
Oracle Corp	551,954	21,206
Tyler Technologies Inc (a)	14,948	2,398
		$165,374
Telecommunications - 2.96%
Cisco Systems Inc	731,977	22,457
Verizon Communications Inc	1,049,368	50,475
		$72,932
Toys, Games & Hobbies - 0.82%
Hasbro Inc	241,250	20,123

Transportation - 1.01%
Expeditors International of Washington Inc	259,381	13,350

See accompanying notes

		Schedule of Investments
		Principal LifeTime 2010 Fund
		October 31, 2016

INVESTMENT COMPANIES - 100.01%	Shares Held	Value(000	's)
Principal Funds, Inc. Institutional Class - 100.01%
Blue Chip Fund (a)	2,108,311	$35,631
Bond Market Index Fund (a)	9,461,074	106,816
Core Plus Bond Fund (a)	20,714,534	228,688
Diversified International Fund (a)	4,331,210	49,029
Diversified Real Asset Fund (a)	2,879,707	31,562
Equity Income Fund (a)	1,287,045	34,390
Global Diversified Income Fund (a)	8,039,660	109,822
Global Multi-Strategy Fund (a)	6,006,507	64,930
Global Opportunities Fund (a)	3,293,331	37,346
Inflation Protection Fund (a)	11,946,090	104,170
International Emerging Markets Fund (a)	293,591	6,629
LargeCap Growth Fund I (a)	2,889,817	34,765
LargeCap S&P 500 Index Fund (a)	3,825,502	57,497
LargeCap Value Fund III (a)	2,313,222	34,883
MidCap Fund (a)	1,156,524	25,686
MidCap Growth Fund III (a),(b)	1,263,915	12,374
MidCap Value Fund III (a)	684,973	12,699
Origin Emerging Markets Fund (a)	857,665	7,625
Overseas Fund (a)	4,730,240	44,464
Short-Term Income Fund (a)	12,681,383	154,967
SmallCap Growth Fund I (a),(b)	1,037,550	11,548
SmallCap Value Fund II (a)	992,550	11,851
		$1,217,372
TOTAL INVESTMENT COMPANIES		$1,217,372
Total Investments		$1,217,372
Other Assets and Liabilities - (0.01)%		$(152)
TOTAL NET ASSETS - 100.00%		$1,217,220

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.
(b)	Non-Income Producing Security

Portfolio Summary (unaudited)

Fund Type	Percent
Fixed Income Funds	48.86%
Domestic Equity Funds	22.29%
Specialty Funds	16.94%
International Equity Funds	11.92%
Other Assets and Liabilities	(0.01)%
TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
Principal LifeTime 2010 Fund
October 31, 2016

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2015	2015	Purchases	Purchases	Sales	Sales	2016	2016
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Blue Chip Fund	2,659,289	$41,909	117,541	$1,833	668,519	$10,633	2,108,311	$33,185
Bond Market Index Fund	8,821,844	98,336	2,405,803	26,610	1,766,573	19,723	9,461,074	105,301
Core Plus Bond Fund	26,892,922	291,998	1,086,562	11,805	7,264,950	78,957	20,714,534	224,841
Diversified International Fund	4,818,194	72,901	361,236	4,006	848,220	9,413	4,331,210	68,416
Diversified Real Asset Fund	5,207,305	55,035	150,144	1,564	2,477,742	25,937	2,879,707	30,435
Equity Income Fund	1,667,795	31,481	69,229	1,774	449,979	11,633	1,287,045	24,276
Global Diversified Income Fund	8,574,083	105,174	972,229	12,865	1,506,652	20,057	8,039,660	97,960
Global Multi-Strategy Fund	4,327,061	45,160	2,718,021	28,770	1,038,575	11,124	6,006,507	62,827
Global Opportunities Fund	1,962,810	21,165	1,866,791	21,266	536,270	6,114	3,293,331	36,364
Inflation Protection Fund	13,326,450	109,943	1,001,396	8,479	2,381,756	20,172	11,946,090	98,337
International Emerging Markets Fund	609,127	17,776	16,178	320	331,714	6,624	293,591	9,557
LargeCap Growth Fund I	3,459,744	25,535	496,371	5,916	1,066,298	12,584	2,889,817	21,055
LargeCap S&P 500 Index Fund	4,521,269	47,647	222,305	3,157	918,072	13,341	3,825,502	37,546
LargeCap Value Fund III	3,257,001	43,459	321,906	4,657	1,265,685	18,587	2,313,222	30,586
MidCap Fund	2,421,295	35,494	193,661	4,009	1,458,432	30,598	1,156,524	16,809
MidCap Growth Fund III	—	—	1,263,915	12,170	—	—	1,263,915	12,170
MidCap Value Fund III	—	—	684,973	12,170	—	—	684,973	12,170
Origin Emerging Markets Fund	1,259,839	12,627	37,933	305	440,107	3,625	857,665	8,710
Overseas Fund	5,202,704	45,965	545,761	5,148	1,018,225	9,460	4,730,240	41,744
Short-Term Income Fund	13,201,654	159,189	1,879,620	22,899	2,399,891	29,212	12,681,383	152,880
SmallCap Growth Fund I	1,541,025	14,203	164,956	1,799	668,431	7,111	1,037,550	8,645
SmallCap Value Fund II	1,503,885	11,631	201,998	2,247	713,333	8,111	992,550	7,672
		$1,286,628		$193,769		$353,016		$1,141,486

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Blue Chip Fund		$202			$76			$775
Bond Market Index Fund		1,831			78			118
Core Plus Bond Fund		6,151			(5)			—
Diversified International Fund		797			922			—
Diversified Real Asset Fund		523			(227)			—
Equity Income Fund		918			2,654			—
Global Diversified Income Fund		6,288			(22)			—
Global Multi-Strategy Fund		416			21			939
Global Opportunities Fund		301			47			196
Inflation Protection Fund		885			87			—
International Emerging Markets Fund		107			(1,915)			—
LargeCap Growth Fund I		27			2,188			5,039
LargeCap S&P 500 Index Fund		1,178			83			515
LargeCap Value Fund III		900			1,057			2,907
MidCap Fund		66			7,904			3,051
MidCap Growth Fund III		—			—			—
MidCap Value Fund III		—			—			—
Origin Emerging Markets Fund		92			(597)			—
Overseas Fund		952			91			980
Short-Term Income Fund		3,151			4			—
SmallCap Growth Fund I		—			(246)			1,527
SmallCap Value Fund II		350			1,905			1,624
		$25,135			$14,105			$17,671
Amounts in thousands except shares

See accompanying notes

		Schedule of Investments
		Principal LifeTime 2015 Fund
		October 31, 2016

INVESTMENT COMPANIES - 100.01%	Shares Held	Value(000	's)
Principal Funds, Inc. Institutional Class - 100.01%
Blue Chip Fund (a)	1,650,482	$27,893
Bond Market Index Fund (a)	5,542,494	62,575
Core Plus Bond Fund (a)	12,986,535	143,371
Diversified International Fund (a)	3,343,794	37,852
Diversified Real Asset Fund (a)	1,786,222	19,577
Equity Income Fund (a)	989,577	26,442
Global Diversified Income Fund (a)	4,436,478	60,602
Global Multi-Strategy Fund (a)	3,361,853	36,342
Global Opportunities Fund (a)	2,790,032	31,639
Inflation Protection Fund (a)	5,902,454	51,469
International Emerging Markets Fund (a)	212,901	4,807
LargeCap Growth Fund I (a)	2,245,981	27,019
LargeCap S&P 500 Index Fund (a)	2,961,664	44,514
LargeCap Value Fund III (a)	1,790,262	26,997
MidCap Fund (a)	1,005,285	22,327
MidCap Growth Fund III (a),(b)	845,111	8,274
MidCap Value Fund III (a)	478,369	8,869
Origin Emerging Markets Fund (a)	594,206	5,282
Overseas Fund (a)	3,854,218	36,230
Short-Term Income Fund (a)	4,910,086	60,001
SmallCap Growth Fund I (a),(b)	827,586	9,211
SmallCap Value Fund II (a)	764,035	9,123
		$760,416
TOTAL INVESTMENT COMPANIES		$760,416
Total Investments		$760,416
Other Assets and Liabilities - (0.01)%		$(98)
TOTAL NET ASSETS - 100.00%		$760,318

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.
(b)	Non-Income Producing Security

Portfolio Summary (unaudited)

Fund Type	Percent
Fixed Income Funds	41.75%
Domestic Equity Funds	27.71%
Specialty Funds	15.32%
International Equity Funds	15.23%
Other Assets and Liabilities	(0.01)%
TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
Principal LifeTime 2015 Fund
October 31, 2016

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2015	2015	Purchases	Purchases	Sales	Sales	2016	2016
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Blue Chip Fund	1,905,485	$30,082	123,322	$1,942	378,325	$6,015	1,650,482	$26,020
Bond Market Index Fund	5,073,585	56,508	1,443,918	16,009	975,009	10,896	5,542,494	61,686
Core Plus Bond Fund	15,327,012	157,454	931,712	10,134	3,272,189	35,583	12,986,535	132,027
Diversified International Fund	3,538,594	30,551	396,139	4,356	590,939	6,539	3,343,794	28,510
Diversified Real Asset Fund	3,395,591	38,380	156,118	1,634	1,765,487	18,473	1,786,222	21,570
Equity Income Fund	1,206,243	23,062	74,624	1,919	291,290	7,517	989,577	18,884
Global Diversified Income Fund	4,493,941	60,970	684,209	9,065	741,672	9,870	4,436,478	60,162
Global Multi-Strategy Fund	2,638,656	27,751	1,261,375	13,360	538,178	5,758	3,361,853	35,378
Global Opportunities Fund	2,429,498	26,202	795,846	8,928	435,312	4,948	2,790,032	30,187
Inflation Protection Fund	6,245,910	51,614	681,614	5,777	1,025,070	8,696	5,902,454	48,695
International Emerging Markets Fund	445,439	6,336	18,481	369	251,019	5,004	212,901	2,793
LargeCap Growth Fund I	2,398,772	14,339	401,400	4,792	554,191	6,518	2,245,981	13,177
LargeCap S&P 500 Index Fund	3,638,157	29,591	245,088	3,512	921,581	13,287	2,961,664	20,118
LargeCap Value Fund III	1,989,409	26,322	246,786	3,584	445,933	6,516	1,790,262	23,666
MidCap Fund	1,017,842	14,935	157,672	3,312	170,229	3,645	1,005,285	14,738
MidCap Growth Fund III	812,686	5,546	185,345	1,803	152,920	1,496	845,111	5,854
MidCap Value Fund III	465,741	7,429	95,056	1,718	82,428	1,497	478,369	7,660
Origin Emerging Markets Fund	925,460	9,339	45,341	368	376,595	3,046	594,206	6,048
Overseas Fund	3,838,731	35,942	724,039	6,712	708,552	6,539	3,854,218	36,110
Short-Term Income Fund	5,085,979	61,823	651,846	7,939	827,739	10,078	4,910,086	59,682
SmallCap Growth Fund I	933,118	6,825	121,236	1,325	226,768	2,440	827,586	5,794
SmallCap Value Fund II	883,292	6,946	140,161	1,570	259,418	2,961	764,035	5,950
		$727,947		$110,128		$177,322		$664,709

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Blue Chip Fund		$147			$11			$564
Bond Market Index Fund		1,070			65			69
Core Plus Bond Fund		3,694			22			—
Diversified International Fund		595			142			—
Diversified Real Asset Fund		348			29			—
Equity Income Fund		688			1,420			—
Global Diversified Income Fund		3,399			(3)			—
Global Multi-Strategy Fund		259			25			583
Global Opportunities Fund		378			5			245
Inflation Protection Fund		422			—			—
International Emerging Markets Fund		80			1,092			—
LargeCap Growth Fund I		19			564			3,541
LargeCap S&P 500 Index Fund		966			302			422
LargeCap Value Fund III		556			276			1,797
MidCap Fund		29			136			1,302
MidCap Growth Fund III		—			1			405
MidCap Value Fund III		108			10			211
Origin Emerging Markets Fund		69			(613)			—
Overseas Fund		715			(5)			736
Short-Term Income Fund		1,223			(2)			—
SmallCap Growth Fund I		—			84			934
SmallCap Value Fund II		206			395			963
		$14,971			$3,956			$11,772
Amounts in thousands except shares

See accompanying notes

		Schedule of Investments
		Principal LifeTime 2020 Fund
		October 31, 2016

INVESTMENT COMPANIES - 100.01%	Shares Held	Value(000	's)
Principal Funds, Inc. Institutional Class - 100.01%
Blue Chip Fund (a)	14,877,457	$251,429
Bond Market Index Fund (a)	33,788,910	381,477
Core Plus Bond Fund (a)	96,308,830	1,063,249
Diversified International Fund (a)	31,227,486	353,495
Diversified Real Asset Fund (a)	13,871,275	152,029
Equity Income Fund (a)	8,916,249	238,242
Global Diversified Income Fund (a)	29,782,425	406,828
Global Multi-Strategy Fund (a)	23,868,949	258,023
Global Opportunities Fund (a)	25,461,955	288,738
Global Real Estate Securities Fund (a)	13,300,434	118,640
Inflation Protection Fund (a)	24,671,535	215,136
International Emerging Markets Fund (a)	2,120,184	47,874
LargeCap Growth Fund I (a)	20,277,516	243,938
LargeCap S&P 500 Index Fund (a)	27,413,294	412,022
LargeCap Value Fund III (a)	16,212,850	244,490
MidCap Fund (a)	9,040,420	200,788
MidCap Growth Fund III (a),(b)	8,792,544	86,079
MidCap Value Fund III (a)	4,719,560	87,501
Origin Emerging Markets Fund (a)	5,026,053	44,682
Overseas Fund (a)	36,556,576	343,632
Short-Term Income Fund (a)	20,025,572	244,712
SmallCap Growth Fund I (a),(b)	7,566,247	84,212
SmallCap Value Fund II (a)	7,017,813	83,793
		$5,851,009
TOTAL INVESTMENT COMPANIES		$5,851,009
Total Investments		$5,851,009
Other Assets and Liabilities - (0.01)%		$(594)
TOTAL NET ASSETS - 100.00%		$5,850,415

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.
(b)	Non-Income Producing Security

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	33.03%
Fixed Income Funds	32.56%
International Equity Funds	20.46%
Specialty Funds	13.96%
Other Assets and Liabilities	(0.01)%
TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
Principal LifeTime 2020 Fund
October 31, 2016

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2015	2015	Purchases	Purchases	Sales	Sales	2016	2016
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Blue Chip Fund	16,237,713	$255,474	715,272	$11,172	2,075,528	$33,256	14,877,457	$233,784
Bond Market Index Fund	30,608,617	340,933	7,741,919	85,548	4,561,626	51,028	33,788,910	375,886
Core Plus Bond Fund	104,781,338	1,138,199	4,269,527	46,434	12,742,035	138,613	96,308,830	1,046,045
Diversified International Fund	29,604,207	405,783	5,275,718	57,185	3,652,439	40,686	31,227,486	423,333
Diversified Real Asset Fund	23,197,291	259,499	630,316	6,571	9,956,332	104,533	13,871,275	161,116
Equity Income Fund	9,579,567	197,755	424,884	10,924	1,088,202	28,256	8,916,249	179,599
Global Diversified Income Fund	29,394,252	410,926	3,741,970	49,527	3,353,797	44,756	29,782,425	415,661
Global Multi-Strategy Fund	17,600,354	185,229	8,812,995	93,296	2,544,400	27,271	23,868,949	251,359
Global Opportunities Fund	25,632,045	279,118	2,687,469	30,307	2,857,559	32,605	25,461,955	276,881
Global Real Estate Securities Fund	18,763,963	138,885	1,071,842	9,666	6,535,371	59,620	13,300,434	97,829
Inflation Protection Fund	24,711,455	215,696	3,123,691	26,490	3,163,611	26,873	24,671,535	215,371
International Emerging Markets Fund	3,877,397	100,519	99,985	1,979	1,857,198	37,479	2,120,184	60,557
LargeCap Growth Fund I	21,264,018	155,114	3,070,395	36,605	4,056,897	47,919	20,277,516	147,163
LargeCap S&P 500 Index Fund	32,486,736	320,798	1,486,224	21,124	6,559,666	95,211	27,413,294	246,551
LargeCap Value Fund III	18,245,963	242,079	1,840,666	26,637	3,873,779	56,920	16,212,850	214,565
MidCap Fund	7,845,242	144,405	2,212,673	46,136	1,017,495	22,012	9,040,420	168,291
MidCap Growth Fund III	10,783,661	94,410	731,132	7,046	2,722,249	26,485	8,792,544	74,948
MidCap Value Fund III	5,872,899	93,780	318,169	5,694	1,471,508	26,486	4,719,560	75,157
Origin Emerging Markets Fund	6,828,646	69,743	219,089	1,762	2,021,682	16,361	5,026,053	52,350
Overseas Fund	32,926,447	310,830	7,985,917	74,617	4,355,788	40,468	36,556,576	344,952
Short-Term Income Fund	18,318,259	224,090	4,092,131	49,828	2,384,818	29,047	20,025,572	244,814
SmallCap Growth Fund I	9,276,261	88,460	999,522	10,912	2,709,536	28,971	7,566,247	70,018
SmallCap Value Fund II	9,191,608	74,730	1,242,015	13,821	3,415,810	38,971	7,017,813	54,307
		$5,746,455		$723,281		$1,053,827		$5,430,537

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Blue Chip Fund		$1,250			$394			$4,804
Bond Market Index Fund		6,448			433			415
Core Plus Bond Fund		26,329			25			—
Diversified International Fund		4,977			1,051			—
Diversified Real Asset Fund		2,379			(421)			—
Equity Income Fund		5,805			(824)			—
Global Diversified Income Fund		22,540			(36)			—
Global Multi-Strategy Fund		1,724			105			3,885
Global Opportunities Fund		3,985			61			2,588
Global Real Estate Securities Fund		3,935			8,898			3,026
Inflation Protection Fund		1,669			58			—
International Emerging Markets Fund		693			(4,462)			—
LargeCap Growth Fund I		171			3,363			31,376
LargeCap S&P 500 Index Fund		8,626			(160)			3,767
LargeCap Value Fund III		5,102			2,769			16,476
MidCap Fund		219			(238)			10,026
MidCap Growth Fund III		—			(23)			5,386
MidCap Value Fund III		1,367			2,169			2,666
Origin Emerging Markets Fund		506			(2,794)			—
Overseas Fund		6,135			(27)			6,305
Short-Term Income Fund		4,699			(57)			—
SmallCap Growth Fund I		—			(383)			9,286
SmallCap Value Fund II		2,164			4,727			10,031
		$110,723			$14,628			$110,037
Amounts in thousands except shares

See accompanying notes

		Schedule of Investments
		Principal LifeTime 2025 Fund
		October 31, 2016

INVESTMENT COMPANIES - 100.01%	Shares Held	Value(000	's)
Principal Funds, Inc. Institutional Class - 100.01%
Blue Chip Fund (a)	4,939,142	$83,471
Bond Market Index Fund (a)	10,111,958	114,164
Core Plus Bond Fund (a)	23,867,494	263,497
Diversified International Fund (a)	10,554,758	119,480
Diversified Real Asset Fund (a)	3,872,024	42,437
Equity Income Fund (a)	3,008,707	80,393
Global Diversified Income Fund (a)	7,300,264	99,722
Global Multi-Strategy Fund (a)	6,179,483	66,800
Global Opportunities Fund (a)	8,340,392	94,580
Global Real Estate Securities Fund (a)	5,503,849	49,094
Inflation Protection Fund (a)	6,155,057	53,672
International Emerging Markets Fund (a)	685,147	15,471
LargeCap Growth Fund I (a)	6,942,532	83,519
LargeCap S&P 500 Index Fund (a)	9,156,277	137,619
LargeCap Value Fund III (a)	5,408,728	81,564
MidCap Fund (a)	2,316,930	51,459
MidCap Growth Fund III (a),(b)	3,706,828	36,290
MidCap Value Fund III (a)	2,039,437	37,811
Origin Emerging Markets Fund (a)	1,698,215	15,097
Overseas Fund (a)	12,211,827	114,791
SmallCap Growth Fund I (a),(b)	2,291,431	25,504
SmallCap Value Fund II (a)	2,225,406	26,571
		$1,693,006
TOTAL INVESTMENT COMPANIES		$1,693,006
Total Investments		$1,693,006
Other Assets and Liabilities - (0.01)%		$(204)
TOTAL NET ASSETS - 100.00%		$1,692,802

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.
(b)	Non-Income Producing Security

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	38.05%
Fixed Income Funds	25.48%
International Equity Funds	24.13%
Specialty Funds	12.35%
Other Assets and Liabilities	(0.01)%
TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
Principal LifeTime 2025 Fund
October 31, 2016

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2015	2015	Purchases	Purchases	Sales	Sales	2016	2016
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Blue Chip Fund	5,094,465	$81,074	739,418	$11,652	894,741	$14,247	4,939,142	$78,422
Bond Market Index Fund	7,213,826	80,292	3,558,576	39,600	660,444	7,375	10,111,958	112,523
Core Plus Bond Fund	22,926,644	242,606	3,374,161	36,707	2,433,311	26,506	23,867,494	252,811
Diversified International Fund	8,513,864	82,478	2,715,458	29,982	674,564	7,512	10,554,758	104,949
Diversified Real Asset Fund	5,728,077	67,000	674,717	7,087	2,530,770	26,584	3,872,024	47,005
Equity Income Fund	2,762,657	73,544	449,017	11,543	202,967	5,247	3,008,707	79,837
Global Diversified Income Fund	6,065,054	85,372	1,693,555	22,450	458,345	6,106	7,300,264	101,707
Global Multi-Strategy Fund	3,941,686	41,504	2,598,526	27,557	360,729	3,865	6,179,483	65,196
Global Opportunities Fund	5,896,483	64,784	2,954,524	33,485	510,615	5,827	8,340,392	92,440
Global Real Estate Securities Fund	6,032,573	45,911	915,717	8,273	1,444,441	13,184	5,503,849	41,598
Inflation Protection Fund	5,766,002	50,472	785,040	6,633	395,985	3,354	6,155,057	53,749
International Emerging Markets Fund	1,198,334	23,485	124,235	2,480	637,422	12,759	685,147	13,721
LargeCap Growth Fund I	6,665,544	47,115	1,666,169	19,766	1,389,181	16,249	6,942,532	50,361
LargeCap S&P 500 Index Fund	9,205,555	87,765	1,406,676	20,220	1,455,954	20,987	9,156,277	86,924
LargeCap Value Fund III	5,337,122	71,309	1,110,614	16,136	1,039,008	15,247	5,408,728	72,318
MidCap Fund	1,441,970	29,655	1,011,383	21,476	136,423	2,952	2,316,930	48,168
MidCap Growth Fund III	3,420,780	32,906	623,434	6,041	337,386	3,310	3,706,828	35,643
MidCap Value Fund III	1,907,174	30,866	315,476	5,675	183,213	3,334	2,039,437	33,210
Origin Emerging Markets Fund	2,541,821	25,741	303,471	2,455	1,147,077	9,260	1,698,215	17,486
Overseas Fund	9,505,777	96,332	3,511,047	32,623	804,997	7,481	12,211,827	121,475
SmallCap Growth Fund I	2,236,046	20,242	489,259	5,302	433,874	4,638	2,291,431	20,819
SmallCap Value Fund II	2,186,845	20,120	536,787	6,036	498,226	5,672	2,225,406	20,606
		$1,400,573		$373,179		$221,696		$1,550,968

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Blue Chip Fund		$399			$(57)			$1,533
Bond Market Index Fund		1,548			6			100
Core Plus Bond Fund		6,149			4			—
Diversified International Fund		1,464			1			—
Diversified Real Asset Fund		602			(498)			—
Equity Income Fund		1,823			(3)			—
Global Diversified Income Fund		5,079			(9)			—
Global Multi-Strategy Fund		395			—			886
Global Opportunities Fund		936			(2)			605
Global Real Estate Securities Fund		1,377			598			988
Inflation Protection Fund		399			(2)			—
International Emerging Markets Fund		219			515			—
LargeCap Growth Fund I		54			(271)			9,991
LargeCap S&P 500 Index Fund		2,486			(74)			1,086
LargeCap Value Fund III		1,517			120			4,899
MidCap Fund		41			(11)			1,878
MidCap Growth Fund III		—			6			1,732
MidCap Value Fund III		450			3			878
Origin Emerging Markets Fund		194			(1,450)			—
Overseas Fund		1,812			1			1,855
SmallCap Growth Fund I		—			(87)			2,271
SmallCap Value Fund II		521			122			2,420
		$27,465			$(1,088)			$31,122
Amounts in thousands except shares

See accompanying notes

		Schedule of Investments
		Principal LifeTime 2030 Fund
		October 31, 2016

INVESTMENT COMPANIES - 100.01%	Shares Held	Value(000	's)
Principal Funds, Inc. Institutional Class - 100.01%
Blue Chip Fund (a)	16,843,143	$284,649
Bond Market Index Fund (a)	25,945,420	292,924
Core Plus Bond Fund (a)	78,909,456	871,160
Diversified International Fund (a)	46,111,987	521,988
Diversified Real Asset Fund (a)	15,246,770	167,105
Equity Income Fund (a)	8,656,512	231,302
Global Diversified Income Fund (a)	22,194,459	303,176
Global Multi-Strategy Fund (a)	20,755,076	224,362
Global Opportunities Fund (a)	36,997,830	419,555
Global Real Estate Securities Fund (a)	24,681,249	220,157
Inflation Protection Fund (a)	15,910,869	138,743
International Emerging Markets Fund (a)	2,981,926	67,332
LargeCap Growth Fund I (a)	35,393,364	425,782
LargeCap S&P 500 Index Fund (a)	39,659,893	596,088
LargeCap Value Fund (a)	19,999,338	229,192
LargeCap Value Fund III (a)	15,924,037	240,134
MidCap Fund (a)	7,048,074	156,538
MidCap Growth Fund III (a),(b)	18,942,974	185,452
MidCap Value Fund III (a)	10,218,643	189,454
Origin Emerging Markets Fund (a)	7,279,541	64,715
Overseas Fund (a)	54,374,463	511,120
SmallCap Growth Fund I (a),(b)	10,441,494	116,214
SmallCap Value Fund II (a)	10,124,039	120,881
		$6,578,023
TOTAL INVESTMENT COMPANIES		$6,578,023
Total Investments		$6,578,023
Other Assets and Liabilities - (0.01)%		$(643)
TOTAL NET ASSETS - 100.00%		$6,577,380

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.
(b)	Non-Income Producing Security

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	42.20%
International Equity Funds	27.44%
Fixed Income Funds	19.81%
Specialty Funds	10.56%
Other Assets and Liabilities	(0.01)%
TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
Principal LifeTime 2030 Fund
October 31, 2016

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2015	2015	Purchases	Purchases	Sales	Sales	2016	2016
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Blue Chip Fund	17,080,761	$272,653	1,289,093	$20,151	1,526,711	$24,752	16,843,143	$268,503
Bond Market Index Fund	23,752,774	264,598	4,977,397	55,244	2,784,751	31,196	25,945,420	288,860
Core Plus Bond Fund	79,700,305	866,289	5,383,338	58,487	6,174,187	67,425	78,909,456	857,366
Diversified International Fund	40,951,567	534,825	9,060,316	99,062	3,899,896	43,776	46,111,987	590,090
Diversified Real Asset Fund	23,699,339	274,285	1,184,167	12,372	9,636,736	100,773	15,246,770	185,824
Equity Income Fund	8,775,212	233,873	651,959	16,726	770,659	20,160	8,656,512	230,462
Global Diversified Income Fund	19,895,311	279,484	4,117,892	54,480	1,818,744	24,370	22,194,459	309,506
Global Multi-Strategy Fund	18,242,606	193,218	4,257,981	45,136	1,745,511	18,744	20,755,076	219,597
Global Opportunities Fund	26,617,749	292,546	13,334,596	149,810	2,954,515	33,917	36,997,830	408,433
Global Real Estate Securities Fund	27,686,728	207,319	2,383,706	21,460	5,389,185	49,315	24,681,249	184,178
Inflation Protection Fund	16,444,498	143,752	986,722	8,290	1,520,351	12,938	15,910,869	139,072
International Emerging Markets Fund	5,401,684	131,320	250,791	4,968	2,670,549	52,606	2,981,926	78,807
LargeCap Growth Fund I	37,933,757	284,593	6,436,212	76,443	8,976,605	105,634	35,393,364	263,859
LargeCap S&P 500 Index Fund	44,157,490	468,999	3,209,288	45,745	7,706,885	111,760	39,659,893	402,899
LargeCap Value Fund	22,067,252	201,935	3,161,207	36,472	5,229,121	60,160	19,999,338	178,052
LargeCap Value Fund III	17,151,944	226,850	2,185,799	31,620	3,413,706	50,161	15,924,037	210,459
MidCap Fund	2,886,030	67,622	4,684,567	98,892	522,523	11,515	7,048,074	154,920
MidCap Growth Fund III	20,750,141	205,627	2,032,276	19,558	3,839,443	37,502	18,942,974	187,637
MidCap Value Fund III	11,079,368	179,114	939,773	16,797	1,800,498	32,503	10,218,643	163,729
Origin Emerging Markets Fund	10,892,910	111,333	590,257	4,748	4,203,626	33,761	7,279,541	76,158
Overseas Fund	46,537,809	441,339	12,518,606	116,581	4,681,952	43,776	54,374,463	514,110
SmallCap Growth Fund I	10,757,702	102,976	1,483,793	16,078	1,800,001	19,471	10,441,494	99,511
SmallCap Value Fund II	10,136,306	84,201	1,689,182	18,826	1,701,449	19,566	10,124,039	83,547
		$6,068,751		$1,027,946		$1,005,781		$6,095,579

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Blue Chip Fund		$1,323			$451			$5,082
Bond Market Index Fund		5,036			214			324
Core Plus Bond Fund		20,893			15			—
Diversified International Fund		6,940			(21)			—
Diversified Real Asset Fund		2,452			(60)			—
Equity Income Fund		5,504			23			—
Global Diversified Income Fund		16,080			(88)			—
Global Multi-Strategy Fund		1,802			(13)			4,051
Global Opportunities Fund		4,167			(6)			2,699
Global Real Estate Securities Fund		6,250			4,714			4,488
Inflation Protection Fund		1,121			(32)			—
International Emerging Markets Fund		974			(4,875)			—
LargeCap Growth Fund I		306			8,457			56,279
LargeCap S&P 500 Index Fund		11,794			(85)			5,148
LargeCap Value Fund		6,884			(195)			18,366
LargeCap Value Fund III		4,825			2,150			15,573
MidCap Fund		81			(79)			3,709
MidCap Growth Fund III		—			(46)			10,394
MidCap Value Fund III		2,589			321			5,044
Origin Emerging Markets Fund		817			(6,162)			—
Overseas Fund		8,744			(34)			8,966
SmallCap Growth Fund I		—			(72)			10,810
SmallCap Value Fund II		2,395			86			11,100
		$110,977			$4,663			$162,033
Amounts in thousands except shares

See accompanying notes

		Schedule of Investments
		Principal LifeTime 2035 Fund
		October 31, 2016

INVESTMENT COMPANIES - 100.01%	Shares Held	Value(000	's)
Principal Funds, Inc. Institutional Class - 100.01%
Bond Market Index Fund (a)	7,172,856	$80,982
Core Plus Bond Fund (a)	13,500,898	149,050
Diversified International Fund (a)	9,770,055	110,597
Diversified Real Asset Fund (a)	3,067,148	33,616
Global Opportunities Fund (a)	4,026,039	45,655
Global Real Estate Securities Fund (a)	5,447,355	48,590
High Yield Fund I (a)	2,700,147	26,489
Inflation Protection Fund (a)	2,209,037	19,263
International Emerging Markets Fund (a)	707,714	15,980
LargeCap Growth Fund (a)	2,248,011	22,233
LargeCap Growth Fund I (a)	11,992,283	144,267
LargeCap S&P 500 Index Fund (a)	9,033,543	135,774
LargeCap Value Fund (a)	6,691,480	76,684
LargeCap Value Fund III (a)	5,276,815	79,574
MidCap Growth Fund III (a),(b)	6,093,883	59,659
MidCap Value Fund III (a)	3,305,830	61,290
Origin Emerging Markets Fund (a)	1,691,717	15,039
Overseas Fund (a)	12,013,709	112,929
SmallCap Growth Fund I (a),(b)	2,322,371	25,848
SmallCap Value Fund II (a)	2,222,229	26,534
		$1,290,053
TOTAL INVESTMENT COMPANIES		$1,290,053
Total Investments		$1,290,053
Other Assets and Liabilities - (0.01)%		$(150)
TOTAL NET ASSETS - 100.00%		$1,289,903

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.
(b)	Non-Income Producing Security

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	48.98%
International Equity Funds	27.04%
Fixed Income Funds	21.38%
Specialty Funds	2.61%
Other Assets and Liabilities	(0.01)%
TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
Principal LifeTime 2035 Fund
October 31, 2016

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2015	2015	Purchases	Purchases	Sales	Sales	2016	2016
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond Market Index Fund	3,855,239	$43,014	3,676,816	$40,827	359,199	$4,024	7,172,856	$79,818
Core Plus Bond Fund	11,782,119	125,933	2,806,290	30,485	1,087,511	11,867	13,500,898	144,550
Diversified International Fund	7,694,779	75,589	2,691,543	29,717	616,267	6,922	9,770,055	98,384
Diversified Real Asset Fund	4,051,039	47,978	492,771	5,156	1,476,662	15,521	3,067,148	37,283
Global Multi-Strategy Fund	2,964,573	31,490	246,903	2,621	3,211,476	33,981	—	—
Global Opportunities Fund	5,419,725	60,750	692,738	7,825	2,086,424	23,397	4,026,039	44,942
Global Real Estate Securities Fund	5,322,554	40,589	905,983	8,143	781,182	7,140	5,447,355	41,594
High Yield Fund I	2,289,492	22,344	578,781	5,436	168,126	1,591	2,700,147	26,188
Inflation Protection Fund	1,828,690	15,903	521,084	4,422	140,737	1,195	2,209,037	19,130
International Emerging Markets Fund	1,046,982	20,987	117,124	2,325	456,392	9,150	707,714	13,778
LargeCap Growth Fund	3,277,876	22,450	537,458	5,457	1,567,323	15,410	2,248,011	12,962
LargeCap Growth Fund I	9,616,909	81,402	2,643,213	31,240	267,839	3,276	11,992,283	109,355
LargeCap S&P 500 Index Fund	8,661,487	91,660	1,349,026	19,327	976,970	14,314	9,033,543	96,686
LargeCap Value Fund	5,721,613	56,694	1,383,451	15,887	413,584	4,834	6,691,480	67,745
LargeCap Value Fund III	5,022,478	67,598	1,058,606	15,339	804,269	11,852	5,276,815	71,083
MidCap Growth Fund III	4,174,132	42,587	2,271,724	21,910	351,973	3,503	6,093,883	60,994
MidCap Value Fund III	2,296,950	39,082	1,198,950	21,398	190,070	3,503	3,305,830	56,977
Origin Emerging Markets Fund	2,101,719	21,299	290,779	2,340	700,781	5,671	1,691,717	17,433
Overseas Fund	8,629,099	88,756	4,123,021	38,221	738,411	6,921	12,013,709	120,054
SmallCap Growth Fund I	1,998,843	19,156	457,867	4,931	134,339	1,513	2,322,371	22,573
SmallCap Value Fund II	1,866,881	17,851	485,525	5,443	130,177	1,533	2,222,229	21,760
		$1,033,112		$318,450		$187,118		$1,163,289

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Bond Market Index Fund		$824			$1			$53
Core Plus Bond Fund		3,352			(1)			—
Diversified International Fund		1,316			—			—
Diversified Real Asset Fund		423			(330)			—
Global Multi-Strategy Fund		295			(130)			664
Global Opportunities Fund		855			(236)			554
Global Real Estate Securities Fund		1,245			2			869
High Yield Fund I		1,376			(1)			—
Inflation Protection Fund		126			—			—
International Emerging Markets Fund		191			(384)			—
LargeCap Growth Fund		102			465			3,542
LargeCap Growth Fund I		78			(11)			14,367
LargeCap S&P 500 Index Fund		2,333			13			1,018
LargeCap Value Fund		1,799			(2)			4,798
LargeCap Value Fund III		1,424			(2)			4,595
MidCap Growth Fund III		—			—			2,108
MidCap Value Fund III		541			—			1,054
Origin Emerging Markets Fund		159			(535)			—
Overseas Fund		1,637			(2)			1,677
SmallCap Growth Fund I		—			(1)			2,024
SmallCap Value Fund II		445			(1)			2,060
		$18,521			$(1,155)			$39,383
Amounts in thousands except shares

See accompanying notes

		Schedule of Investments
		Principal LifeTime 2040 Fund
		October 31, 2016

INVESTMENT COMPANIES - 100.01%	Shares Held	Value(000	's)
Principal Funds, Inc. Institutional Class - 100.01%
Bond Market Index Fund (a)	17,641,891	$199,177
Core Plus Bond Fund (a)	34,150,438	377,021
Diversified International Fund (a)	37,682,684	426,568
Diversified Real Asset Fund (a)	10,139,661	111,131
Global Opportunities Fund (a)	14,486,720	164,279
Global Real Estate Securities Fund (a)	21,032,264	187,608
High Yield Fund I (a)	8,756,683	85,903
Inflation Protection Fund (a)	4,723,707	41,191
International Emerging Markets Fund (a)	2,475,956	55,907
LargeCap Growth Fund (a)	8,178,326	80,884
LargeCap Growth Fund I (a)	40,726,463	489,939
LargeCap S&P 500 Index Fund (a)	32,259,633	484,862
LargeCap Value Fund (a)	23,846,069	273,276
LargeCap Value Fund III (a)	19,259,471	290,433
MidCap Growth Fund III (a),(b)	21,528,338	210,762
MidCap Value Fund III (a)	11,484,284	212,919
Origin Emerging Markets Fund (a)	5,897,589	52,429
Overseas Fund (a)	45,193,717	424,821
SmallCap Growth Fund I (a),(b)	8,375,719	93,222
SmallCap Value Fund II (a)	7,795,335	93,076
		$4,355,408
TOTAL INVESTMENT COMPANIES		$4,355,408
Total Investments		$4,355,408
Other Assets and Liabilities - (0.01)%		$(441)
TOTAL NET ASSETS - 100.00%		$4,354,967

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.
(b)	Non-Income Producing Security

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	51.20%
International Equity Funds	30.11%
Fixed Income Funds	16.15%
Specialty Funds	2.55%
Other Assets and Liabilities	(0.01)%
TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
Principal LifeTime 2040 Fund
October 31, 2016

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2015	2015	Purchases	Purchases	Sales	Sales	2016	2016
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond Market Index Fund	9,211,509	$102,550	9,742,554	$107,987	1,312,172	$14,728	17,641,891	$195,911
Core Plus Bond Fund	30,008,733	326,492	6,965,099	75,419	2,823,394	30,900	34,150,438	371,083
Diversified International Fund	32,046,469	394,473	8,780,990	96,438	3,144,775	35,341	37,682,684	455,579
Diversified Real Asset Fund	12,193,729	140,801	879,275	9,197	2,933,343	31,608	10,139,661	118,489
Global Multi-Strategy Fund	9,959,184	105,113	582,544	6,191	10,541,728	111,562	—	—
Global Opportunities Fund	20,281,576	225,433	1,540,853	17,474	7,335,709	82,348	14,486,720	160,183
Global Real Estate Securities Fund	24,313,186	185,229	2,368,445	21,294	5,649,367	51,625	21,032,264	157,063
High Yield Fund I	8,463,069	81,793	1,082,962	10,158	789,348	7,501	8,756,683	84,445
Inflation Protection Fund	4,222,674	35,934	941,560	7,984	440,527	3,751	4,723,707	40,180
International Emerging Markets Fund	4,174,608	95,626	247,735	4,913	1,946,387	39,357	2,475,956	58,714
LargeCap Growth Fund	13,713,635	88,837	1,882,661	19,232	7,417,970	74,551	8,178,326	46,699
LargeCap Growth Fund I	34,735,339	266,840	6,976,858	82,749	985,734	11,888	40,726,463	337,651
LargeCap S&P 500 Index Fund	35,067,635	380,696	3,044,711	43,448	5,852,713	85,625	32,259,633	338,340
LargeCap Value Fund	22,839,152	231,293	3,787,245	43,626	2,780,328	32,188	23,846,069	242,766
LargeCap Value Fund III	19,770,087	264,059	2,838,194	41,078	3,348,810	49,313	19,259,471	256,662
MidCap Growth Fund III	16,445,316	167,802	6,894,848	66,926	1,811,826	18,018	21,528,338	216,724
MidCap Value Fund III	8,334,408	140,794	4,127,827	74,425	977,951	18,018	11,484,284	197,173
Origin Emerging Markets Fund	8,425,573	86,435	603,019	4,852	3,131,003	25,418	5,897,589	61,808
Overseas Fund	35,109,675	348,534	13,861,366	128,876	3,777,324	35,340	45,193,717	442,013
SmallCap Growth Fund I	7,912,144	78,013	1,246,644	13,495	783,069	8,688	8,375,719	82,840
SmallCap Value Fund II	7,422,460	63,357	1,387,402	15,493	1,014,527	11,750	7,795,335	67,083
		$3,810,104		$891,255		$779,518		$3,931,406

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Bond Market Index Fund		$1,960			$102			$126
Core Plus Bond Fund		8,606			72			—
Diversified International Fund		5,451			9			—
Diversified Real Asset Fund		1,267			99			—
Global Multi-Strategy Fund		987			258			2,218
Global Opportunities Fund		3,186			(376)			2,064
Global Real Estate Securities Fund		5,368			2,165			3,952
High Yield Fund I		4,769			(5)			—
Inflation Protection Fund		289			13			—
International Emerging Markets Fund		755			(2,468)			—
LargeCap Growth Fund		424			13,181			14,747
LargeCap Growth Fund I		281			(50)			51,667
LargeCap S&P 500 Index Fund		9,396			(179)			4,100
LargeCap Value Fund		7,146			35			19,057
LargeCap Value Fund III		5,578			838			18,003
MidCap Growth Fund III		—			14			8,260
MidCap Value Fund III		1,954			(28)			3,804
Origin Emerging Markets Fund		635			(4,061)			—
Overseas Fund		6,621			(57)			6,785
SmallCap Growth Fund I		—			20			7,972
SmallCap Value Fund II		1,759			(17)			8,150
		$66,432			$9,565			$150,905
Amounts in thousands except shares

See accompanying notes

		Schedule of Investments
		Principal LifeTime 2045 Fund
		October 31, 2016

INVESTMENT COMPANIES - 100.01%	Shares Held	Value(000	's)
Principal Funds, Inc. Institutional Class - 100.01%
Bond Market Index Fund (a)	2,539,656	$28,673
Core Plus Bond Fund (a)	4,985,294	55,038
Diversified International Fund (a)	7,585,999	85,873
Diversified Real Asset Fund (a)	2,042,392	22,385
Global Opportunities Fund (a)	3,000,826	34,029
Global Real Estate Securities Fund (a)	4,550,549	40,591
High Yield Fund I (a)	1,801,565	17,673
International Emerging Markets Fund (a)	508,925	11,492
LargeCap Growth Fund (a)	1,151,462	11,388
LargeCap Growth Fund I (a)	8,792,590	105,775
LargeCap S&P 500 Index Fund (a)	6,607,062	99,304
LargeCap Value Fund (a)	4,955,073	56,785
LargeCap Value Fund III (a)	3,945,110	59,492
MidCap Growth Fund III (a),(b)	4,489,896	43,956
MidCap Value Fund III (a)	2,428,207	45,019
Origin Emerging Markets Fund (a)	1,193,734	10,612
Overseas Fund (a)	9,063,181	85,194
SmallCap Growth Fund I (a),(b)	1,626,436	18,102
SmallCap Value Fund II (a)	1,638,419	19,563
		$850,944
TOTAL INVESTMENT COMPANIES		$850,944
Total Investments		$850,944
Other Assets and Liabilities - (0.01)%		$(107)
TOTAL NET ASSETS - 100.00%		$850,837

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.
(b)	Non-Income Producing Security

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	53.99%
International Equity Funds	31.47%
Fixed Income Funds	11.92%
Specialty Funds	2.63%
Other Assets and Liabilities	(0.01)%
TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
Principal LifeTime 2045 Fund
October 31, 2016

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2015	2015	Purchases	Purchases	Sales	Sales	2016	2016
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond Market Index Fund	1,193,695	$13,338	1,460,884	$16,268	114,923	$1,289	2,539,656	$28,318
Core Plus Bond Fund	3,521,546	37,922	1,720,209	18,644	256,461	2,802	4,985,294	53,764
Diversified International Fund	5,449,352	55,698	2,547,364	27,825	410,717	4,589	7,585,999	78,934
Diversified Real Asset Fund	2,130,771	25,299	412,598	4,329	500,977	5,391	2,042,392	24,267
Global Multi-Strategy Fund	1,413,532	14,972	161,436	1,713	1,574,968	16,666	—	—
Global Opportunities Fund	3,850,205	43,559	694,930	7,844	1,544,309	17,323	3,000,826	33,889
Global Real Estate Securities Fund	4,379,988	35,103	974,319	8,762	803,758	7,337	4,550,549	36,521
High Yield Fund I	1,399,880	13,982	501,822	4,722	100,137	946	1,801,565	17,758
International Emerging Markets Fund	720,362	15,685	119,453	2,376	330,890	6,773	508,925	11,165
LargeCap Growth Fund	2,326,543	17,709	444,553	4,501	1,619,634	16,270	1,151,462	6,809
LargeCap Growth Fund I	6,648,723	61,758	2,322,276	27,420	178,409	2,144	8,792,590	87,035
LargeCap S&P 500 Index Fund	5,746,701	63,444	1,304,112	18,720	443,751	6,492	6,607,062	75,671
LargeCap Value Fund	3,988,338	42,026	1,242,421	14,252	275,686	3,203	4,955,073	53,073
LargeCap Value Fund III	3,543,253	47,929	962,532	13,964	560,675	8,225	3,945,110	53,677
MidCap Growth Fund III	2,920,579	30,870	1,803,845	17,526	234,528	2,320	4,489,896	46,075
MidCap Value Fund III	1,603,780	28,034	951,053	17,162	126,626	2,320	2,428,207	42,875
Origin Emerging Markets Fund	1,575,684	15,991	289,710	2,337	671,660	5,464	1,193,734	12,349
Overseas Fund	6,094,986	64,030	3,459,564	32,103	491,369	4,577	9,063,181	91,556
SmallCap Growth Fund I	1,309,637	13,540	408,064	4,390	91,265	1,017	1,626,436	16,913
SmallCap Value Fund II	1,296,591	13,392	430,092	4,836	88,264	1,028	1,638,419	17,199
		$654,281		$249,694		$116,176		$787,848

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Bond Market Index Fund		$258			$1			$17
Core Plus Bond Fund		1,143			—			—
Diversified International Fund		946			—			—
Diversified Real Asset Fund		226			30			—
Global Multi-Strategy Fund		143			(19)			320
Global Opportunities Fund		616			(191)			398
Global Real Estate Securities Fund		1,032			(7)			722
High Yield Fund I		885			—			—
International Emerging Markets Fund		133			(123)			—
LargeCap Growth Fund		73			869			2,538
LargeCap Growth Fund I		55			1			10,017
LargeCap S&P 500 Index Fund		1,566			(1)			682
LargeCap Value Fund		1,268			(2)			3,378
LargeCap Value Fund III		1,015			9			3,273
MidCap Growth Fund III		—			(1)			1,491
MidCap Value Fund III		383			(1)			744
Origin Emerging Markets Fund		121			(515)			—
Overseas Fund		1,174			—			1,197
SmallCap Growth Fund I		—			—			1,339
SmallCap Value Fund II		313			(1)			1,445
		$11,350			$49			$27,561
Amounts in thousands except shares

See accompanying notes

		Schedule of Investments
		Principal LifeTime 2050 Fund
		October 31, 2016

INVESTMENT COMPANIES - 100.01%	Shares Held	Value(000	's)
Principal Funds, Inc. Institutional Class - 100.01%
Bond Market Index Fund (a)	4,604,122	$51,981
Core Plus Bond Fund (a)	9,530,290	105,214
Diversified International Fund (a)	22,417,747	253,769
Diversified Real Asset Fund (a)	5,393,029	59,108
Global Opportunities Fund (a)	8,601,564	97,542
Global Real Estate Securities Fund (a)	12,975,408	115,741
High Yield Fund I (a)	5,116,493	50,193
International Emerging Markets Fund (a)	1,444,563	32,618
LargeCap Growth Fund (a)	3,901,896	38,590
LargeCap Growth Fund I (a)	25,106,068	302,026
LargeCap S&P 500 Index Fund (a)	18,726,569	281,460
LargeCap Value Fund (a)	14,260,658	163,427
LargeCap Value Fund III (a)	11,225,062	169,274
MidCap Growth Fund III (a),(b)	12,747,509	124,798
MidCap Value Fund III (a)	7,025,430	130,251
Origin Emerging Markets Fund (a)	3,490,642	31,032
Overseas Fund (a)	26,633,446	250,354
SmallCap Growth Fund I (a),(b)	4,646,226	51,712
SmallCap Value Fund II (a)	4,522,239	53,996
		$2,363,086
TOTAL INVESTMENT COMPANIES		$2,363,086
Total Investments		$2,363,086
Other Assets and Liabilities - (0.01)%		$(198)
TOTAL NET ASSETS - 100.00%		$2,362,888

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.
(b)	Non-Income Producing Security

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	55.67%
International Equity Funds	33.06%
Fixed Income Funds	8.78%
Specialty Funds	2.50%
Other Assets and Liabilities	(0.01)%
TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
Principal LifeTime 2050 Fund
October 31, 2016

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2015	2015	Purchases	Purchases	Sales	Sales	2016	2016
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond Market Index Fund	2,228,942	$24,902	2,700,543	$30,119	325,363	$3,653	4,604,122	$51,384
Core Plus Bond Fund	7,618,261	83,094	2,651,499	28,803	739,470	8,086	9,530,290	103,816
Diversified International Fund	17,375,288	207,681	6,795,037	73,708	1,752,578	19,645	22,417,747	261,739
Diversified Real Asset Fund	5,439,170	63,429	718,227	7,541	764,368	8,224	5,393,029	62,782
Global Multi-Strategy Fund	4,103,318	43,265	340,567	3,620	4,443,885	47,021	—	—
Global Opportunities Fund	12,283,084	138,942	1,456,874	16,472	5,138,394	57,806	8,601,564	97,032
Global Real Estate Securities Fund	12,593,506	96,412	1,984,802	17,827	1,602,900	14,692	12,975,408	99,607
High Yield Fund I	4,689,868	47,894	836,186	7,835	409,561	3,877	5,116,493	51,851
International Emerging Markets Fund	2,438,665	57,969	237,547	4,705	1,231,649	25,099	1,444,563	36,501
LargeCap Growth Fund	7,568,932	52,928	1,238,106	12,608	4,905,142	49,311	3,901,896	21,840
LargeCap Growth Fund I	20,473,421	170,989	5,293,088	62,629	660,441	7,944	25,106,068	225,663
LargeCap S&P 500 Index Fund	17,677,678	193,478	2,640,581	37,739	1,591,690	23,375	18,726,569	207,899
LargeCap Value Fund	12,599,905	132,160	2,835,803	32,589	1,175,050	13,645	14,260,658	151,093
LargeCap Value Fund III	11,965,496	160,876	2,236,720	32,391	2,977,154	43,645	11,225,062	150,436
MidCap Growth Fund III	8,864,984	91,574	4,886,148	47,489	1,003,623	9,964	12,747,509	129,107
MidCap Value Fund III	4,992,429	86,963	2,575,055	46,478	542,054	9,964	7,025,430	123,467
Origin Emerging Markets Fund	5,225,385	53,721	587,702	4,728	2,322,445	18,658	3,490,642	36,565
Overseas Fund	19,413,180	196,724	9,323,599	86,211	2,103,333	19,646	26,633,446	263,269
SmallCap Growth Fund I	4,116,633	42,717	915,141	9,865	385,548	4,304	4,646,226	48,275
SmallCap Value Fund II	3,913,376	35,496	977,448	10,950	368,585	4,302	4,522,239	42,119
		$1,981,214		$574,307		$392,861		$2,164,445

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Bond Market Index Fund		$477			$16			$31
Core Plus Bond Fund		2,289			5			—
Diversified International Fund		2,984			(5)			—
Diversified Real Asset Fund		571			36			—
Global Multi-Strategy Fund		410			136			921
Global Opportunities Fund		1,947			(576)			1,258
Global Real Estate Securities Fund		2,970			60			2,061
High Yield Fund I		2,717			(1)			—
International Emerging Markets Fund		445			(1,074)			—
LargeCap Growth Fund		236			5,615			8,194
LargeCap Growth Fund I		167			(11)			30,639
LargeCap S&P 500 Index Fund		4,775			57			2,082
LargeCap Value Fund		3,972			(11)			10,588
LargeCap Value Fund III		3,398			814			10,964
MidCap Growth Fund III		—			8			4,487
MidCap Value Fund III		1,180			(10)			2,296
Origin Emerging Markets Fund		398			(3,226)			—
Overseas Fund		3,697			(20)			3,781
SmallCap Growth Fund I		—			(3)			4,177
SmallCap Value Fund II		934			(25)			4,328
		$33,567			$1,785			$85,807
Amounts in thousands except shares

See accompanying notes

		Schedule of Investments
		Principal LifeTime 2055 Fund
		October 31, 2016

INVESTMENT COMPANIES - 100.02%	Shares Held	Value(000	's)
Principal Funds, Inc. Institutional Class - 100.02%
Bond Market Index Fund (a)	425,170	$4,800
Core Plus Bond Fund (a)	876,556	9,677
Diversified International Fund (a)	2,944,319	33,330
Diversified Real Asset Fund (a)	645,223	7,071
Global Opportunities Fund (a)	1,138,455	12,910
Global Real Estate Securities Fund (a)	1,699,326	15,158
High Yield Fund I (a)	626,089	6,142
International Emerging Markets Fund (a)	190,621	4,304
LargeCap Growth Fund (a)	637,600	6,306
LargeCap Growth Fund I (a)	3,240,955	38,989
LargeCap S&P 500 Index Fund (a)	2,543,569	38,230
LargeCap Value Fund (a)	1,905,121	21,833
LargeCap Value Fund III (a)	1,492,424	22,506
MidCap Growth Fund III (a),(b)	1,692,659	16,571
MidCap Value Fund III (a)	925,643	17,161
Origin Emerging Markets Fund (a)	467,015	4,152
Overseas Fund (a)	3,414,884	32,100
SmallCap Growth Fund I (a),(b)	621,864	6,921
SmallCap Value Fund II (a)	600,824	7,174
		$305,335
TOTAL INVESTMENT COMPANIES		$305,335
Total Investments		$305,335
Other Assets and Liabilities - (0.02)%		$(47)
TOTAL NET ASSETS - 100.00%		$305,288

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.
(b)	Non-Income Producing Security

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	57.55%
International Equity Funds	33.40%
Fixed Income Funds	6.75%
Specialty Funds	2.32%
Other Assets and Liabilities	(0.02)%
TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
Principal LifeTime 2055 Fund
October 31, 2016

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2015	2015	Purchases	Purchases	Sales	Sales	2016	2016
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond Market Index Fund	109,851	$1,225	325,089	$3,624	9,770	$110	425,170	$4,739
Core Plus Bond Fund	384,068	4,130	514,505	5,599	22,017	241	876,556	9,488
Diversified International Fund	1,743,314	19,246	1,286,363	14,046	85,358	960	2,944,319	32,332
Diversified Real Asset Fund	454,626	5,418	212,189	2,250	21,592	233	645,223	7,435
Global Multi-Strategy Fund	359,446	3,862	67,471	716	426,917	4,519	—	—
Global Opportunities Fund	1,244,487	14,468	428,464	4,834	534,496	6,008	1,138,455	13,234
Global Real Estate Securities Fund	1,310,690	10,985	549,124	4,955	160,488	1,466	1,699,326	14,475
High Yield Fund I	427,805	4,380	218,030	2,050	19,746	187	626,089	6,243
International Emerging Markets Fund	226,398	5,231	72,833	1,456	108,610	2,165	190,621	4,473
LargeCap Growth Fund	731,071	6,692	190,756	1,921	284,227	2,861	637,600	5,669
LargeCap Growth Fund I	2,032,258	21,799	1,248,022	14,703	39,325	484	3,240,955	36,018
LargeCap S&P 500 Index Fund	1,884,055	23,294	806,693	11,638	147,179	2,158	2,543,569	32,775
LargeCap Value Fund	1,277,016	14,875	685,590	7,853	57,485	674	1,905,121	22,054
LargeCap Value Fund III	1,204,200	16,681	539,220	7,847	250,996	3,677	1,492,424	20,869
MidCap Growth Fund III	900,786	9,887	840,525	8,174	48,652	486	1,692,659	17,575
MidCap Value Fund III	505,367	9,257	446,569	8,067	26,293	486	925,643	16,838
Origin Emerging Markets Fund	528,517	5,347	181,180	1,470	242,682	1,966	467,015	4,743
Overseas Fund	1,908,164	20,576	1,608,726	14,766	102,006	960	3,414,884	34,382
SmallCap Growth Fund I	414,773	4,856	225,812	2,427	18,721	212	621,864	7,071
SmallCap Value Fund II	392,288	4,551	226,765	2,566	18,229	212	600,824	6,903
		$206,760		$120,962		$30,065		$297,316

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Bond Market Index Fund		$24			$—			$2
Core Plus Bond Fund		169			—			—
Diversified International Fund		310			—			—
Diversified Real Asset Fund		50			—			—
Global Multi-Strategy Fund		37			(59)			83
Global Opportunities Fund		204			(60)			131
Global Real Estate Securities Fund		334			1			219
High Yield Fund I		289			—			—
International Emerging Markets Fund		43			(49)			—
LargeCap Growth Fund		23			(83)			811
LargeCap Growth Fund I		17			—			3,109
LargeCap S&P 500 Index Fund		523			1			227
LargeCap Value Fund		414			—			1,101
LargeCap Value Fund III		350			18			1,129
MidCap Growth Fund III		—			—			469
MidCap Value Fund III		123			—			239
Origin Emerging Markets Fund		42			(108)			—
Overseas Fund		376			—			382
SmallCap Growth Fund I		—			—			432
SmallCap Value Fund II		96			(2)			447
		$3,424			$(341)			$8,781
Amounts in thousands except shares

See accompanying notes

		Schedule of Investments
		Principal LifeTime 2060 Fund
		October 31, 2016

INVESTMENT COMPANIES - 100.02%	Shares Held	Value(000	's)
Principal Funds, Inc. Institutional Class - 100.02%
Bond Market Index Fund (a)	214,431	$2,421
Core Plus Bond Fund (a)	413,655	4,567
Diversified International Fund (a)	1,505,996	17,048
Diversified Real Asset Fund (a)	340,466	3,732
Global Opportunities Fund (a)	573,743	6,506
Global Real Estate Securities Fund (a)	850,771	7,589
High Yield Fund I (a)	330,004	3,237
International Emerging Markets Fund (a)	109,427	2,471
LargeCap Growth Fund (a)	345,532	3,417
LargeCap Growth Fund I (a)	1,670,718	20,099
LargeCap S&P 500 Index Fund (a)	1,318,503	19,817
LargeCap Value Fund (a)	945,576	10,836
LargeCap Value Fund III (a)	756,762	11,412
MidCap Growth Fund III (a),(b)	857,457	8,395
MidCap Value Fund III (a)	460,490	8,537
Origin Emerging Markets Fund (a)	238,692	2,122
Overseas Fund (a)	1,734,236	16,302
SmallCap Growth Fund I (a),(b)	312,063	3,473
SmallCap Value Fund II (a)	299,158	3,572
		$155,553
TOTAL INVESTMENT COMPANIES		$155,553
Total Investments		$155,553
Other Assets and Liabilities - (0.02)%		$(28)
TOTAL NET ASSETS - 100.00%		$155,525

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.
(b)	Non-Income Producing Security

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	57.59%
International Equity Funds	33.45%
Fixed Income Funds	6.58%
Specialty Funds	2.40%
Other Assets and Liabilities	(0.02)%
TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
Principal LifeTime 2060 Fund
October 31, 2016

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2015	2015	Purchases	Purchases	Sales	Sales	2016	2016
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond Market Index Fund	54,013	$600	173,396	$1,936	12,978	$146	214,431	$2,390
Core Plus Bond Fund	192,934	2,107	246,900	2,692	26,179	287	413,655	4,512
Diversified International Fund	867,290	10,367	741,814	8,132	103,108	1,155	1,505,996	17,343
Diversified Real Asset Fund	220,581	2,677	145,099	1,546	25,214	272	340,466	3,951
Global Multi-Strategy Fund	193,638	2,144	41,413	440	235,051	2,487	—	—
Global Opportunities Fund	608,209	7,498	270,580	3,062	305,046	3,435	573,743	7,054
Global Real Estate Securities Fund	584,010	5,270	342,439	3,102	75,678	694	850,771	7,678
High Yield Fund I	216,190	2,232	136,673	1,288	22,859	218	330,004	3,302
International Emerging Markets Fund	120,802	2,879	47,090	949	58,465	1,168	109,427	2,630
LargeCap Growth Fund	362,682	4,075	109,156	1,106	126,306	1,266	345,532	3,883
LargeCap Growth Fund I	935,183	12,109	761,854	9,003	26,319	306	1,670,718	20,806
LargeCap S&P 500 Index Fund	925,166	13,221	512,503	7,428	119,166	1,747	1,318,503	18,902
LargeCap Value Fund	593,159	7,707	420,640	4,834	68,223	787	945,576	11,753
LargeCap Value Fund III	562,623	8,588	329,581	4,819	135,442	1,987	756,762	11,418
MidCap Growth Fund III	445,509	5,022	471,631	4,597	59,683	590	857,457	9,028
MidCap Value Fund III	241,883	4,792	251,019	4,557	32,412	595	460,490	8,754
Origin Emerging Markets Fund	258,644	2,601	114,676	938	134,628	1,068	238,692	2,409
Overseas Fund	957,428	10,718	901,085	8,264	124,277	1,157	1,734,236	17,823
SmallCap Growth Fund I	194,719	2,533	139,919	1,515	22,575	251	312,063	3,797
SmallCap Value Fund II	183,147	2,459	137,479	1,567	21,468	252	299,158	3,774
		$109,599		$71,775		$19,868		$161,207

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Bond Market Index Fund		$12			$—			$1
Core Plus Bond Fund		80			—			—
Diversified International Fund		158			(1)			—
Diversified Real Asset Fund		25			—			—
Global Multi-Strategy Fund		21			(97)			45
Global Opportunities Fund		102			(71)			65
Global Real Estate Securities Fund		159			—			100
High Yield Fund I		151			—			—
International Emerging Markets Fund		23			(30)			—
LargeCap Growth Fund		12			(32)			411
LargeCap Growth Fund I		8			—			1,463
LargeCap S&P 500 Index Fund		264			—			114
LargeCap Value Fund		198			(1)			524
LargeCap Value Fund III		168			(2)			539
MidCap Growth Fund III		—			(1)			237
MidCap Value Fund III		61			—			117
Origin Emerging Markets Fund		21			(62)			—
Overseas Fund		195			(2)			196
SmallCap Growth Fund I		—			—			208
SmallCap Value Fund II		46			—			213
		$1,704			$(299)			$4,233
Amounts in thousands except shares

See accompanying notes

		Schedule of Investments
		Principal LifeTime Hybrid 2015 Fund
		October 31, 2016

INVESTMENT COMPANIES - 100.11%	Shares Held	Value(000	's)
Principal Funds, Inc. Institutional Class - 100.11%
Bond Market Index Fund (a)	341,824	$3,859
Diversified International Fund (a)	111,140	1,258
Diversified Real Asset Fund (a)	27,730	304
Global Diversified Income Fund (a)	70,824	967
Inflation Protection Fund (a)	94,122	821
International Emerging Markets Fund (a)	3,036	69
International Small Company Fund (a)	20,346	201
LargeCap S&P 500 Index Fund (a)	177,780	2,672
MidCap S&P 400 Index Fund (a)	39,033	746
Origin Emerging Markets Fund (a)	7,497	67
Short-Term Income Fund (a)	78,912	964
SmallCap S&P 600 Index Fund (a)	12,911	303
		$12,231
TOTAL INVESTMENT COMPANIES		$12,231
Total Investments		$12,231
Other Assets and Liabilities - (0.11)%		$(13)
TOTAL NET ASSETS - 100.00%		$12,218

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.

Portfolio Summary (unaudited)

Fund Type	Percent
Fixed Income Funds	46.19%
Domestic Equity Funds	30.45%
International Equity Funds	13.05%
Specialty Funds	10.42%
Other Assets and Liabilities	(0.11)%
TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
Principal LifeTime Hybrid 2015 Fund
October 31, 2016

	October 31,	October 31,						October 31,	October 31,
Affiliated Securities	2015	2015	Purchases	Purchases	Sales		Sales	2016	2016
	Shares	Cost	Shares	Cost	Shares		Proceeds	Shares	Cost
Bond Market Index Fund	205,271	$2,272	199,073	$2,224	62,520		$704	341,824	$3,795
Diversified International Fund	58,803	688	72,138	805	19,801		222	111,140	1,271
Diversified Real Asset Fund	36,012	406	18,993	204	27,275		295	27,730	309
Global Diversified Income Fund	42,662	582	40,863	548	12,701		170	70,824	959
Inflation Protection Fund	62,200	522	51,121	435	19,199		165	94,122	793
International Emerging Markets Fund	4,839	104	2,228	45	4,031		79	3,036	66
International Small Company Fund	13,503	132	11,100	108	4,257		41	20,346	199
LargeCap S&P 500 Index Fund	118,643	1,758	97,869	1,441	38,732		573	177,780	2,628
MidCap S&P 400 Index Fund	19,783	390	26,060	484	6,810		130	39,033	744
Origin Emerging Markets Fund	11,290	100	5,382	45	9,175		74	7,497	67
Short-Term Income Fund	47,688	581	45,633	556	14,409		176	78,912	961
SmallCap S&P 600 Index Fund	8,122	198	7,520	171	2,731		64	12,911	305
		$7,733		$7,066			$2,693		$12,097

				Realized Gain/Loss				Realized Gain from
		Income		on Investments			Capital Gain Distributions
Bond Market Index Fund		$43			$3	$			3
Diversified International Fund		10			—				—
Diversified Real Asset Fund		4			(6)				—
Global Diversified Income Fund		42			(1)				—
Inflation Protection Fund		4			1				—
International Emerging Markets Fund		1			(4)				—
International Small Company Fund		1			—				—
LargeCap S&P 500 Index Fund		32			2				14
MidCap S&P 400 Index Fund		5			—				23
Origin Emerging Markets Fund		1			(4)				—
Short-Term Income Fund		15			—				—
SmallCap S&P 600 Index Fund		3			—				13
		$161			$(9)	$			53
Amounts in thousands except shares

See accompanying notes

		Schedule of Investments
		Principal LifeTime Hybrid 2020 Fund
		October 31, 2016

INVESTMENT COMPANIES - 100.03%	Shares Held	Value(000	's)
Principal Funds, Inc. Institutional Class - 100.03%
Bond Market Index Fund (a)	1,101,105	$12,432
Diversified International Fund (a)	472,964	5,354
Diversified Real Asset Fund (a)	98,631	1,081
Global Diversified Income Fund (a)	219,387	2,997
Global Real Estate Securities Fund (a)	92,967	829
Inflation Protection Fund (a)	198,844	1,734
International Emerging Markets Fund (a)	12,847	290
International Small Company Fund (a)	83,515	827
LargeCap S&P 500 Index Fund (a)	755,705	11,358
MidCap S&P 400 Index Fund (a)	166,178	3,174
Origin Emerging Markets Fund (a)	31,752	282
Short-Term Income Fund (a)	158,432	1,936
SmallCap S&P 600 Index Fund (a)	54,256	1,272
		$43,566
TOTAL INVESTMENT COMPANIES		$43,566
Total Investments		$43,566
Other Assets and Liabilities - (0.03)%		$(14)
TOTAL NET ASSETS - 100.00%		$43,552

(a) Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.

Portfolio Summary (unaudited)

Fund Type	Percent
Fixed Income Funds	36.97%
Domestic Equity Funds	36.29%
International Equity Funds	17.41%
Specialty Funds	9.36%
Other Assets and Liabilities	(0.03)%
TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
Principal LifeTime Hybrid 2020 Fund
October 31, 2016

	October 31,	October 31,						October 31,	October 31,
Affiliated Securities	2015	2015	Purchases	Purchases	Sales		Sales	2016	2016
	Shares	Cost	Shares	Cost	Shares		Proceeds	Shares	Cost
Bond Market Index Fund	557,163	$6,172	619,904	$6,919	75,962		$852	1,101,105	$12,241
Diversified International Fund	216,575	2,521	288,223	3,224	31,834		356	472,964	5,388
Diversified Real Asset Fund	94,451	1,058	65,552	704	61,372		663	98,631	1,085
Global Diversified Income Fund	112,662	1,534	121,639	1,632	14,914		201	219,387	2,965
Global Real Estate Securities Fund	63,036	588	54,558	502	24,627		224	92,967	864
Inflation Protection Fund	112,381	941	104,240	886	17,777		153	198,844	1,675
International Emerging Markets Fund	17,565	376	10,198	208	14,916		293	12,847	278
International Small Company Fund	48,257	471	44,401	434	9,143		89	83,515	816
LargeCap S&P 500 Index Fund	433,817	6,429	404,229	5,952	82,341		1,202	755,705	11,184
MidCap S&P 400 Index Fund	72,272	1,423	104,978	1,948	11,072		209	166,178	3,162
Origin Emerging Markets Fund	41,231	364	24,588	204	34,067		272	31,752	282
Short-Term Income Fund	77,406	942	91,815	1,119	10,789		131	158,432	1,930
SmallCap S&P 600 Index Fund	29,130	705	30,495	694	5,369		121	54,256	1,278
		$23,524		$24,426			$4,766		$43,148

				Realized Gain/Loss				Realized Gain from
		Income		on Investments			Capital Gain Distributions
Bond Market Index Fund		$122			$2	$			8
Diversified International Fund		38			(1)				—
Diversified Real Asset Fund		10			(14)				—
Global Diversified Income Fund		121			—				—
Global Real Estate Securities Fund		17			(2)				11
Inflation Protection Fund		8			1				—
International Emerging Markets Fund		3			(13)				—
International Small Company Fund		6			—				—
LargeCap S&P 500 Index Fund		119			5				52
MidCap S&P 400 Index Fund		20			—				86
Origin Emerging Markets Fund		3			(14)				—
Short-Term Income Fund		27			—				—
SmallCap S&P 600 Index Fund		9			—				48
		$503			$(36)	$			205
Amounts in thousands except shares

See accompanying notes

		Schedule of Investments
		Principal LifeTime Hybrid 2025 Fund
		October 31, 2016

INVESTMENT COMPANIES - 100.10%	Shares Held	Value(000	's)
Principal Funds, Inc. Institutional Class - 100.10%
Bond Market Index Fund (a)	300,818	$3,396
Diversified International Fund (a)	160,498	1,817
Diversified Real Asset Fund (a)	29,152	320
Global Diversified Income Fund (a)	55,246	755
Global Real Estate Securities Fund (a)	39,935	356
Inflation Protection Fund (a)	45,835	400
International Emerging Markets Fund (a)	4,355	98
International Small Company Fund (a)	29,172	289
LargeCap S&P 500 Index Fund (a)	256,825	3,860
MidCap S&P 400 Index Fund (a)	55,983	1,069
Origin Emerging Markets Fund (a)	10,750	96
SmallCap S&P 600 Index Fund (a)	18,401	430
		$12,886
TOTAL INVESTMENT COMPANIES		$12,886
Total Investments		$12,886
Other Assets and Liabilities - (0.10)%		$(12)
TOTAL NET ASSETS - 100.00%		$12,874

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	41.64%
Fixed Income Funds	29.49%
International Equity Funds	20.63%
Specialty Funds	8.34%
Other Assets and Liabilities	(0.10)%
TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
Principal LifeTime Hybrid 2025 Fund
October 31, 2016

	October 31,	October 31,						October 31,	October 31,
Affiliated Securities	2015	2015	Purchases	Purchases	Sales		Sales	2016	2016
	Shares	Cost	Shares	Cost	Shares		Proceeds	Shares	Cost
Bond Market Index Fund	58,637	$647	276,634	$3,094	34,453		$388	300,818	$3,354
Diversified International Fund	30,171	358	148,434	1,665	18,107		202	160,498	1,821
Diversified Real Asset Fund	10,455	121	30,683	332	11,986		130	29,152	325
Global Diversified Income Fund	11,069	153	50,417	678	6,240		84	55,246	747
Global Real Estate Securities Fund	8,860	83	36,575	338	5,500		51	39,935	370
Inflation Protection Fund	10,082	85	41,505	354	5,752		49	45,835	390
International Emerging Markets Fund	2,255	49	5,203	107	3,103		61	4,355	94
International Small Company Fund	5,572	54	27,022	265	3,422		33	29,172	286
LargeCap S&P 500 Index Fund	58,149	862	234,042	3,454	35,366		523	256,825	3,793
MidCap S&P 400 Index Fund	9,609	193	52,656	985	6,282		119	55,983	1,059
Origin Emerging Markets Fund	5,468	49	12,783	107	7,501		60	10,750	95
SmallCap S&P 600 Index Fund	3,863	96	16,927	387	2,389		58	18,401	425
		$2,750		$11,766			$1,758		$12,759

				Realized Gain/Loss				Realized Gain from
		Income		on Investments			Capital Gain Distributions
Bond Market Index Fund		$14			$1	$			1
Diversified International Fund		6			—				—
Diversified Real Asset Fund		1			2				—
Global Diversified Income Fund		22			—				—
Global Real Estate Securities Fund		4			—				2
Inflation Protection Fund		1			—				—
International Emerging Markets Fund		—			(1)				—
International Small Company Fund		1			—				—
LargeCap S&P 500 Index Fund		17			—				7
MidCap S&P 400 Index Fund		3			—				12
Origin Emerging Markets Fund		—			(1)				—
SmallCap S&P 600 Index Fund		—			—				7
		$69			$1	$			29
Amounts in thousands except shares

See accompanying notes

		Schedule of Investments
		Principal LifeTime Hybrid 2030 Fund
		October 31, 2016

INVESTMENT COMPANIES - 100.03%	Shares Held	Value(000	's)
Principal Funds, Inc. Institutional Class - 100.03%
Bond Market Index Fund (a)	849,915	$9,595
Diversified International Fund (a)	637,999	7,222
Diversified Real Asset Fund (a)	103,491	1,134
Global Diversified Income Fund (a)	153,487	2,097
Global Real Estate Securities Fund (a)	165,657	1,478
Inflation Protection Fund (a)	120,178	1,048
International Emerging Markets Fund (a)	17,867	403
International Small Company Fund (a)	113,065	1,119
LargeCap S&P 500 Index Fund (a)	1,018,933	15,315
MidCap S&P 400 Index Fund (a)	223,611	4,271
Origin Emerging Markets Fund (a)	44,162	393
SmallCap S&P 600 Index Fund (a)	73,721	1,728
		$45,803
TOTAL INVESTMENT COMPANIES		$45,803
Total Investments		$45,803
Other Assets and Liabilities - (0.03)%		$(13)
TOTAL NET ASSETS - 100.00%		$45,790

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	46.54%
Fixed Income Funds	23.25%
International Equity Funds	23.18%
Specialty Funds	7.06%
Other Assets and Liabilities	(0.03)%
TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
Principal LifeTime Hybrid 2030 Fund
October 31, 2016

	October 31,	October 31,						October 31,	October 31,
Affiliated Securities	2015	2015	Purchases	Purchases	Sales		Sales	2016	2016
	Shares	Cost	Shares	Cost	Shares		Proceeds	Shares	Cost
Bond Market Index Fund	452,654	$5,016	440,718	$4,933	43,457		$481	849,915	$9,468
Diversified International Fund	289,623	3,361	379,371	4,251	30,995		338	637,999	7,271
Diversified Real Asset Fund	94,753	1,057	60,771	656	52,033		559	103,491	1,142
Global Diversified Income Fund	74,253	1,009	86,775	1,168	7,541		99	153,487	2,078
Global Real Estate Securities Fund	94,649	882	85,458	796	14,450		130	165,657	1,547
Inflation Protection Fund	69,196	579	59,961	511	8,979		75	120,178	1,015
International Emerging Markets Fund	23,535	503	12,054	248	17,722		346	17,867	387
International Small Company Fund	66,091	649	56,737	556	9,763		93	113,065	1,111
LargeCap S&P 500 Index Fund	589,240	8,724	515,019	7,629	85,326		1,213	1,018,933	15,138
MidCap S&P 400 Index Fund	98,933	1,939	135,782	2,534	11,104		199	223,611	4,272
Origin Emerging Markets Fund	55,583	491	29,291	245	40,712		324	44,162	392
SmallCap S&P 600 Index Fund	40,149	970	39,358	901	5,786		126	73,721	1,744
		$25,180		$24,428			$3,983		$45,565

				Realized Gain/Loss				Realized Gain from
		Income		on Investments			Capital Gain Distributions
Bond Market Index Fund		$96			$—	$			6
Diversified International Fund		49			(3)				—
Diversified Real Asset Fund		10			(12)				—
Global Diversified Income Fund		78			—				—
Global Real Estate Securities Fund		26			(1)				15
Inflation Protection Fund		5			—				—
International Emerging Markets Fund		4			(18)				—
International Small Company Fund		8			(1)				—
LargeCap S&P 500 Index Fund		158			(2)				69
MidCap S&P 400 Index Fund		27			(2)				116
Origin Emerging Markets Fund		4			(20)				—
SmallCap S&P 600 Index Fund		14			(1)				64
		$479			$(60)	$			270
Amounts in thousands except shares

See accompanying notes

		Schedule of Investments
		Principal LifeTime Hybrid 2035 Fund
		October 31, 2016

INVESTMENT COMPANIES - 100.12%	Shares Held	Value(000	's)
Principal Funds, Inc. Institutional Class - 100.12%
Bond Market Index Fund (a)	155,298	$1,753
Diversified International Fund (a)	147,393	1,669
Diversified Real Asset Fund (a)	22,378	245
Global Real Estate Securities Fund (a)	41,158	367
High Yield Fund I (a)	20,734	203
Inflation Protection Fund (a)	16,997	148
International Emerging Markets Fund (a)	5,223	118
International Small Company Fund (a)	26,435	262
LargeCap S&P 500 Index Fund (a)	240,143	3,609
MidCap S&P 400 Index Fund (a)	52,539	1,004
Origin Emerging Markets Fund (a)	12,331	110
SmallCap S&P 600 Index Fund (a)	17,306	405
		$9,893
TOTAL INVESTMENT COMPANIES		$9,893
Total Investments		$9,893
Other Assets and Liabilities - (0.12)%		$(11)
TOTAL NET ASSETS - 100.00%		$9,882

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	50.79%
International Equity Funds	25.55%
Fixed Income Funds	21.30%
Specialty Funds	2.48%
Other Assets and Liabilities	(0.12)%
TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
Principal LifeTime Hybrid 2035 Fund
October 31, 2016

	October 31,	October 31,						October 31,	October 31,
Affiliated Securities	2015	2015	Purchases	Purchases	Sales		Sales	2016	2016
	Shares	Cost	Shares	Cost	Shares		Proceeds	Shares	Cost
Bond Market Index Fund	47,721	$526	126,043	$1,412	18,466		$208	155,298	$1,730
Diversified International Fund	42,027	499	122,510	1,378	17,144		194	147,393	1,683
Diversified Real Asset Fund	11,297	130	20,304	220	9,223		100	22,378	252
Global Real Estate Securities Fund	14,083	131	33,127	308	6,052		57	41,158	382
High Yield Fund I	6,706	66	16,686	160	2,658		26	20,734	200
Inflation Protection Fund	5,798	49	13,492	115	2,293		20	16,997	144
International Emerging Markets Fund	3,184	70	4,969	104	2,930		59	5,223	115
International Small Company Fund	8,436	83	21,189	208	3,190		31	26,435	260
LargeCap S&P 500 Index Fund	83,161	1,230	191,199	2,840	34,217		511	240,143	3,559
MidCap S&P 400 Index Fund	13,634	272	44,926	845	6,021		115	52,539	1,002
Origin Emerging Markets Fund	7,715	70	11,907	101	7,291		59	12,331	111
SmallCap S&P 600 Index Fund	5,528	137	13,963	323	2,185		54	17,306	406
		$3,263		$8,014			$1,434		$9,844

				Realized Gain/Loss				Realized Gain from
		Income		on Investments			Capital Gain Distributions
Bond Market Index Fund		$11			$—	$			1
Diversified International Fund		7			—				—
Diversified Real Asset Fund		1			2				—
Global Real Estate Securities Fund		5			—				2
High Yield Fund I		7			—				—
Inflation Protection Fund		—			—				—
International Emerging Markets Fund		1			—				—
International Small Company Fund		1			—				—
LargeCap S&P 500 Index Fund		23			—				10
MidCap S&P 400 Index Fund		4			—				17
Origin Emerging Markets Fund		1			(1)				—
SmallCap S&P 600 Index Fund		1			—				9
		$62			$1	$			39
Amounts in thousands except shares

See accompanying notes

		Schedule of Investments
		Principal LifeTime Hybrid 2040 Fund
		October 31, 2016

INVESTMENT COMPANIES - 100.05%	Shares Held	Value(000	's)
Principal Funds, Inc. Institutional Class - 100.05%
Bond Market Index Fund (a)	275,330	$3,108
Diversified International Fund (a)	377,247	4,270
Diversified Real Asset Fund (a)	53,626	588
Global Real Estate Securities Fund (a)	111,091	991
High Yield Fund I (a)	49,898	490
Inflation Protection Fund (a)	27,102	236
International Emerging Markets Fund (a)	13,264	299
International Small Company Fund (a)	67,057	664
LargeCap S&P 500 Index Fund (a)	614,949	9,243
MidCap S&P 400 Index Fund (a)	134,724	2,573
Origin Emerging Markets Fund (a)	32,796	292
SmallCap S&P 600 Index Fund (a)	44,404	1,041
		$23,795
TOTAL INVESTMENT COMPANIES		$23,795
Total Investments		$23,795
Other Assets and Liabilities - (0.05)%		$(13)
TOTAL NET ASSETS - 100.00%		$23,782

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	54.06%
International Equity Funds	27.40%
Fixed Income Funds	16.12%
Specialty Funds	2.47%
Other Assets and Liabilities	(0.05)%
TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
Principal LifeTime Hybrid 2040 Fund
October 31, 2016

	October 31,	October 31,						October 31,	October 31,
Affiliated Securities	2015	2015	Purchases	Purchases	Sales		Sales	2016	2016
	Shares	Cost	Shares	Cost	Shares		Proceeds	Shares	Cost
Bond Market Index Fund	150,136	$1,664	141,601	$1,588	16,407		$183	275,330	$3,069
Diversified International Fund	181,395	2,106	217,496	2,446	21,644		243	377,247	4,309
Diversified Real Asset Fund	42,498	474	28,904	314	17,776		192	53,626	592
Global Real Estate Securities Fund	65,408	610	56,046	525	10,363		95	111,091	1,040
High Yield Fund I	28,033	272	25,487	244	3,622		35	49,898	481
Inflation Protection Fund	16,196	136	13,246	113	2,340		20	27,102	229
International Emerging Markets Fund	14,576	311	7,864	165	9,176		180	13,264	288
International Small Company Fund	40,326	394	33,044	325	6,313		62	67,057	657
LargeCap S&P 500 Index Fund	368,025	5,451	303,715	4,526	56,791		829	614,949	9,150
MidCap S&P 400 Index Fund	61,759	1,213	80,664	1,515	7,699		146	134,724	2,582
Origin Emerging Markets Fund	35,319	311	19,380	165	21,903		175	32,796	292
SmallCap S&P 600 Index Fund	24,940	603	23,142	535	3,678		83	44,404	1,055
		$13,545		$12,461			$2,243		$23,744

				Realized Gain/Loss				Realized Gain from
		Income		on Investments			Capital Gain Distributions
Bond Market Index Fund		$32			$—	$			2
Diversified International Fund		31			—				—
Diversified Real Asset Fund		4			(4)				—
Global Real Estate Securities Fund		18			—				11
High Yield Fund I		20			—				—
Inflation Protection Fund		1			—				—
International Emerging Markets Fund		3			(8)				—
International Small Company Fund		5			—				—
LargeCap S&P 500 Index Fund		99			2				44
MidCap S&P 400 Index Fund		17			—				73
Origin Emerging Markets Fund		3			(9)				—
SmallCap S&P 600 Index Fund		8			—				40
		$241			$(19)	$			170
Amounts in thousands except shares

See accompanying notes

		Schedule of Investments
		Principal LifeTime Hybrid 2045 Fund
		October 31, 2016

INVESTMENT COMPANIES - 100.21%	Shares Held	Value(000	's)
Principal Funds, Inc. Institutional Class - 100.21%
Bond Market Index Fund (a)	54,826	$619
Diversified International Fund (a)	103,951	1,177
Diversified Real Asset Fund (a)	14,137	155
Global Real Estate Securities Fund (a)	32,503	290
High Yield Fund I (a)	13,115	129
International Emerging Markets Fund (a)	3,569	81
International Small Company Fund (a)	18,623	184
LargeCap S&P 500 Index Fund (a)	169,403	2,546
MidCap S&P 400 Index Fund (a)	37,018	707
Origin Emerging Markets Fund (a)	8,828	78
SmallCap S&P 600 Index Fund (a)	12,102	283
		$6,249
TOTAL INVESTMENT COMPANIES		$6,249
Total Investments		$6,249
Other Assets and Liabilities - (0.21)%		$(12)
TOTAL NET ASSETS - 100.00%		$6,237

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	56.71%
International Equity Funds	29.03%
Fixed Income Funds	11.98%
Specialty Funds	2.49%
Other Assets and Liabilities	(0.21)%
TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
Principal LifeTime Hybrid 2045 Fund
October 31, 2016

	October 31,	October 31,						October 31,	October 31,
Affiliated Securities	2015	2015	Purchases	Purchases	Sales		Sales	2016	2016
	Shares	Cost	Shares	Cost	Shares		Proceeds	Shares	Cost
Bond Market Index Fund	16,126	$178	40,864	$460	2,164		$24	54,826	$614
Diversified International Fund	27,271	325	80,649	912	3,969		46	103,951	1,191
Diversified Real Asset Fund	5,859	68	11,147	122	2,869		32	14,137	159
Global Real Estate Securities Fund	10,380	97	24,200	228	2,077		19	32,503	306
High Yield Fund I	3,983	39	9,803	94	671		6	13,115	127
International Emerging Markets Fund	2,119	46	3,021	64	1,571		30	3,569	79
International Small Company Fund	4,870	47	14,511	143	758		7	18,623	183
LargeCap S&P 500 Index Fund	54,998	815	124,947	1,874	10,542		155	169,403	2,534
MidCap S&P 400 Index Fund	9,040	182	29,383	560	1,405		28	37,018	714
Origin Emerging Markets Fund	5,141	46	7,452	64	3,765		29	8,828	80
SmallCap S&P 600 Index Fund	3,657	90	9,071	212	626		16	12,102	286
		$1,933		$4,733			$392		$6,273

				Realized Gain/Loss				Realized Gain from
		Income		on Investments			Capital Gain Distributions
Bond Market Index Fund		$4			$—	$			—
Diversified International Fund		5			—				—
Diversified Real Asset Fund		1			1				—
Global Real Estate Securities Fund		4			—				2
High Yield Fund I		4			—				—
International Emerging Markets Fund		—			(1)				—
International Small Company Fund		1			—				—
LargeCap S&P 500 Index Fund		16			—				7
MidCap S&P 400 Index Fund		3			—				12
Origin Emerging Markets Fund		—			(1)				—
SmallCap S&P 600 Index Fund		1			—				5
		$39			$(1)	$			26
Amounts in thousands except shares

See accompanying notes

		Schedule of Investments
		Principal LifeTime Hybrid 2050 Fund
		October 31, 2016

INVESTMENT COMPANIES - 100.10%	Shares Held	Value(000	's)
Principal Funds, Inc. Institutional Class - 100.10%
Bond Market Index Fund (a)	77,089	$870
Diversified International Fund (a)	216,923	2,456
Diversified Real Asset Fund (a)	28,337	311
Global Real Estate Securities Fund (a)	66,888	597
High Yield Fund I (a)	26,395	259
International Emerging Markets Fund (a)	7,659	173
International Small Company Fund (a)	38,640	382
LargeCap S&P 500 Index Fund (a)	353,883	5,319
MidCap S&P 400 Index Fund (a)	77,714	1,484
Origin Emerging Markets Fund (a)	18,927	168
SmallCap S&P 600 Index Fund (a)	25,452	597
		$12,616
TOTAL INVESTMENT COMPANIES		$12,616
Total Investments		$12,616
Other Assets and Liabilities - (0.10)%		$(13)
TOTAL NET ASSETS - 100.00%		$12,603

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	58.71%
International Equity Funds	29.96%
Fixed Income Funds	8.97%
Specialty Funds	2.46%
Other Assets and Liabilities	(0.10)%
TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
Principal LifeTime Hybrid 2050 Fund
October 31, 2016

	October 31,	October 31,						October 31,	October 31,
Affiliated Securities	2015	2015	Purchases	Purchases	Sales		Sales	2016	2016
	Shares	Cost	Shares	Cost	Shares		Proceeds	Shares	Cost
Bond Market Index Fund	44,407	$492	36,889	$414	4,207		$47	77,089	$859
Diversified International Fund	109,978	1,276	118,490	1,325	11,545		128	216,923	2,473
Diversified Real Asset Fund	20,361	227	13,469	146	5,493		59	28,337	313
Global Real Estate Securities Fund	40,634	379	31,265	290	5,011		46	66,888	623
High Yield Fund I	15,665	152	12,563	120	1,833		18	26,395	254
International Emerging Markets Fund	8,855	189	4,215	88	5,411		106	7,659	166
International Small Company Fund	24,607	241	17,723	173	3,690		36	38,640	378
LargeCap S&P 500 Index Fund	224,278	3,319	162,567	2,405	32,962		477	353,883	5,247
MidCap S&P 400 Index Fund	37,647	738	44,211	824	4,144		77	77,714	1,485
Origin Emerging Markets Fund	21,455	189	10,396	88	12,924		104	18,927	168
SmallCap S&P 600 Index Fund	15,205	368	12,485	286	2,238		50	25,452	604
		$7,570		$6,159			$1,148		$12,570

				Realized Gain/Loss				Realized Gain from
		Income		on Investments			Capital Gain Distributions
Bond Market Index Fund		$9			$—	$			—
Diversified International Fund		19			—				—
Diversified Real Asset Fund		2			(1)				—
Global Real Estate Securities Fund		11			—				7
High Yield Fund I		11			—				—
International Emerging Markets Fund		2			(5)				—
International Small Company Fund		3			—				—
LargeCap S&P 500 Index Fund		61			—				27
MidCap S&P 400 Index Fund		10			—				45
Origin Emerging Markets Fund		2			(5)				—
SmallCap S&P 600 Index Fund		5			—				24
		$135			$(11)	$			103
Amounts in thousands except shares

See accompanying notes

Schedule of Investments
Principal LifeTime Hybrid 2055 Fund
October 31, 2016

INVESTMENT COMPANIES - 100.65%	Shares Held	Value
Principal Funds, Inc. Institutional Class - 100.65%
Bond Market Index Fund (a)	8,287	$93,565
Diversified International Fund (a)	34,037	385,301
Diversified Real Asset Fund (a)	4,355	47,729
Global Real Estate Securities Fund (a)	10,233	91,277
High Yield Fund I (a)	4,038	39,610
International Emerging Markets Fund (a)	1,185	26,762
International Small Company Fund (a)	6,045	59,841
LargeCap S&P 500 Index Fund (a)	55,362	832,094
MidCap S&P 400 Index Fund (a)	12,094	230,992
Origin Emerging Markets Fund (a)	2,934	26,081
SmallCap S&P 600 Index Fund (a)	3,967	92,988
		$1,926,240
TOTAL INVESTMENT COMPANIES		$1,926,240
Total Investments		$1,926,240
Other Assets and Liabilities - (0.65)%		$(12,472)
TOTAL NET ASSETS - 100.00%		$1,913,768

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	60.41%
International Equity Funds	30.79%
Fixed Income Funds	6.96%
Specialty Funds	2.49%
Other Assets and Liabilities	(0.65)%
TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
Principal LifeTime Hybrid 2055 Fund
October 31, 2016

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2015	2015	Purchases	Purchases	Sales	Sales	2016	2016
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond Market Index Fund	1,496	$16,525	7,436	$83,802	645	$7,257	8,287	$93,070
Diversified International Fund	5,267	62,595	31,299	352,345	2,529	28,926	34,037	385,906
Diversified Real Asset Fund	793	9,176	3,907	42,681	345	3,786	4,355	48,055
Global Real Estate Securities Fund	1,974	18,339	9,169	85,992	910	8,544	10,233	95,786
High Yield Fund I	755	7,435	3,632	34,935	349	3,358	4,038	38,997
International Emerging Markets Fund	435	9,542	1,186	25,152	436	8,735	1,185	25,936
International Small Company Fund	1,148	11,122	5,453	53,417	556	5,500	6,045	59,053
LargeCap S&P 500 Index Fund	11,203	165,498	49,558	740,979	5,399	80,616	55,362	825,844
MidCap S&P 400 Index Fund	1,922	38,540	11,076	210,652	904	17,560	12,094	231,617
Origin Emerging Markets Fund	1,033	9,368	2,919	25,034	1,018	8,318	2,934	26,084
SmallCap S&P 600 Index Fund	748	18,369	3,575	83,394	356	8,424	3,967	93,339
		$366,509		$1,738,383		$181,024		$1,923,687

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Bond Market Index Fund		$343			$—			$22
Diversified International Fund		972			(108)			—
Diversified Real Asset Fund		90			(16)			—
Global Real Estate Securities Fund		863			(1)			342
High Yield Fund I		1,021			(15)			—
International Emerging Markets Fund		86			(23)			—
International Small Company Fund		152			14			—
LargeCap S&P 500 Index Fund		3,233			(17)			1,394
MidCap S&P 400 Index Fund		560			(15)			2,392
Origin Emerging Markets Fund		84			—			—
SmallCap S&P 600 Index Fund		276			—			1,259
		$7,680			$(181)			$5,409

Amounts shown are in dollars and not rounded to the thousands.

See accompanying notes

Schedule of Investments
Principal LifeTime Hybrid 2060 Fund
October 31, 2016

INVESTMENT COMPANIES - 102.78%	Shares Held	Value
Principal Funds, Inc. Institutional Class - 102.78%
Bond Market Index Fund (a)	1,799	$20,310
Diversified International Fund (a)	8,208	92,910
Diversified Real Asset Fund (a)	1,037	11,368
Global Real Estate Securities Fund (a)	2,454	21,885
High Yield Fund I (a)	969	9,504
International Emerging Markets Fund (a)	294	6,641
International Small Company Fund (a)	1,440	14,253
LargeCap S&P 500 Index Fund (a)	13,398	201,364
MidCap S&P 400 Index Fund (a)	2,942	56,186
Origin Emerging Markets Fund (a)	726	6,456
SmallCap S&P 600 Index Fund (a)	967	22,676
		$463,553
TOTAL INVESTMENT COMPANIES		$463,553
Total Investments		$463,553
Other Assets and Liabilities - (2.78)%		$(12,535)
TOTAL NET ASSETS - 100.00%		$451,018

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	62.14%
International Equity Funds	31.51%
Fixed Income Funds	6.61%
Specialty Funds	2.52%
Other Assets and Liabilities	(2.78)%
TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
Principal LifeTime Hybrid 2060 Fund
October 31, 2016

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2015	2015	Purchases	Purchases	Sales	Sales	2016	2016
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond Market Index Fund	566	$6,279	1,478	$16,436	245	$2,768	1,799	$19,947
Diversified International Fund	2,038	23,460	7,130	78,857	960	10,966	8,208	91,351
Diversified Real Asset Fund	313	3,494	855	9,092	131	1,433	1,037	11,153
Global Real Estate Securities Fund	752	6,926	2,031	18,550	329	3,097	2,454	22,380
High Yield Fund I	289	2,805	808	7,607	128	1,247	969	9,166
International Emerging Markets Fund	170	3,618	298	6,040	174	3,470	294	6,158
International Small Company Fund	474	4,627	1,208	11,591	242	2,381	1,440	13,840
LargeCap S&P 500 Index Fund	4,291	62,747	11,049	160,567	1,942	29,189	13,398	194,178
MidCap S&P 400 Index Fund	752	14,639	2,530	46,250	340	6,604	2,942	54,283
Origin Emerging Markets Fund	403	3,556	728	5,989	405	3,300	726	6,225
SmallCap S&P 600 Index Fund	291	6,985	815	18,171	139	3,244	967	21,918
		$139,136		$379,150		$67,699		$450,599

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Bond Market Index Fund		$125			$—			$8
Diversified International Fund		368			—			—
Diversified Real Asset Fund		35			—			—
Global Real Estate Securities Fund		308			1			127
High Yield Fund I		361			1			—
International Emerging Markets Fund		33			(30)			—
International Small Company Fund		61			3			—
LargeCap S&P 500 Index Fund		1,198			53			522
MidCap S&P 400 Index Fund		212			(2)			915
Origin Emerging Markets Fund		32			(20)			—
SmallCap S&P 600 Index Fund		104			6			479
		$2,837			$12			$2,051

Amounts shown are in dollars and not rounded to the thousands.

See accompanying notes

Schedule of Investments
Principal LifeTime Hybrid Income Fund
October 31, 2016

INVESTMENT COMPANIES - 100.14%	Shares Held	Value(000	's)
Principal Funds, Inc. Institutional Class - 100.14%
Bond Market Index Fund (a)	321,323	$3,628
Diversified International Fund (a)	40,485	458
Global Diversified Income Fund (a)	62,350	852
Inflation Protection Fund (a)	121,716	1,061
International Small Company Fund (a)	7,119	71
LargeCap S&P 500 Index Fund (a)	59,146	889
MidCap S&P 400 Index Fund (a)	12,880	246
Short-Term Income Fund (a)	122,332	1,495
SmallCap S&P 600 Index Fund (a)	4,149	96
		$8,796
TOTAL INVESTMENT COMPANIES		$8,796
Total Investments		$8,796
Other Assets and Liabilities - (0.14)%		$(12)
TOTAL NET ASSETS - 100.00%		$8,784

(a) Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.

Portfolio Summary (unaudited)

Fund Type	Percent
Fixed Income Funds	70.40%
Domestic Equity Funds	14.03%
Specialty Funds	9.69%
International Equity Funds	6.02%
Other Assets and Liabilities	(0.14)%
TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
Principal LifeTime Hybrid Income Fund
October 31, 2016

	October 31,	October 31,						October 31,	October 31,
Affiliated Securities	2015	2015	Purchases	Purchases	Sales		Sales	2016	2016
	Shares	Cost	Shares	Cost	Shares		Proceeds	Shares	Cost
Bond Market Index Fund	97,630	$1,082	260,596	$2,943	36,903		$414	321,323	$3,611
Diversified International Fund	10,002	116	34,976	396	4,493		51	40,485	461
Diversified Real Asset Fund	7,570	84	1,955	20	9,525		102	—	—
Global Diversified Income Fund	19,738	268	49,729	677	7,117		96	62,350	849
Inflation Protection Fund	40,402	338	96,078	828	14,764		127	121,716	1,039
International Emerging Markets Fund	792	17	210	4	1,002		20	—	—
International Small Company Fund	2,236	22	5,705	56	822		8	7,119	70
LargeCap S&P 500 Index Fund	20,059	297	46,669	705	7,582		112	59,146	890
MidCap S&P 400 Index Fund	3,375	66	10,968	210	1,463		27	12,880	249
Origin Emerging Markets Fund	1,917	17	512	4	2,429		19	—	—
Short-Term Income Fund	39,354	479	97,030	1,186	14,052		171	122,332	1,494
SmallCap S&P 600 Index Fund	1,283	31	3,346	79	480		11	4,149	99
		$2,817		$7,108			$1,158		$8,762

				Realized Gain/Loss				Realized Gain from
		Income		on Investments			Capital Gain Distributions
Bond Market Index Fund		$21			$—	$			1
Diversified International Fund		2			—				—
Diversified Real Asset Fund		1			(2)				—
Global Diversified Income Fund		24			—				—
Inflation Protection Fund		3			—				—
International Emerging Markets Fund		—			(1)				—
International Small Company Fund		—			—				—
LargeCap S&P 500 Index Fund		5			—				3
MidCap S&P 400 Index Fund		1			—				4
Origin Emerging Markets Fund		—			(2)				—
Short-Term Income Fund		14			—				—
SmallCap S&P 600 Index Fund		1			—				2
		$72			$(5)	$			10
Amounts in thousands except shares

See accompanying notes

Schedule of Investments
Principal LifeTime Strategic Income Fund
October 31, 2016

INVESTMENT COMPANIES - 100.01%	Shares Held	Value (000's)
Principal Funds, Inc. Institutional Class - 100.01%
Blue Chip Fund (a)	731,780	$12,367
Bond Market Index Fund (a)	6,487,945	73,249
Core Plus Bond Fund (a)	14,981,433	165,395
Diversified International Fund (a)	1,677,905	18,994
Equity Income Fund (a)	843,095	22,527
Global Diversified Income Fund (a)	4,890,214	66,800
Global Multi-Strategy Fund (a)	4,174,738	45,129
Global Opportunities Fund (a)	1,119,074	12,690
Inflation Protection Fund (a)	9,216,973	80,372
LargeCap Growth Fund I (a)	945,817	11,378
LargeCap S&P 500 Index Fund (a)	1,250,090	18,789
MidCap Fund (a)	759,053	16,859
Overseas Fund (a)	1,945,623	18,289
Short-Term Income Fund (a)	9,473,152	115,762
SmallCap Growth Fund I (a),(b)	353,560	3,935
SmallCap Value Fund II (a)	363,652	4,342
		$686,877
TOTAL INVESTMENT COMPANIES		$686,877
Total Investments		$686,877
Other Assets and Liabilities - (0.01)%		$(85)
TOTAL NET ASSETS - 100.00%		$686,792

(a)		Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.
(b) Non-Income Producing Security

Portfolio Summary (unaudited)

Fund Type		Percent
Fixed Income Funds		63.30%
Specialty Funds		16.30%
Domestic Equity Funds		13.13%
International Equity Funds		7.28%
Other Assets and Liabilities		(0.01)%
TOTAL NET ASSETS		100.00%

See accompanying notes

Schedule of Investments
Principal LifeTime Strategic Income Fund
October 31, 2016

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2015	2015	Purchases	Purchases	Sales	Sales	2016	2016
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Blue Chip Fund	707,807	$11,163	140,691	$2,153	116,718	$1,871	731,780	$11,465
Bond Market Index Fund	6,094,487	67,951	1,764,441	19,525	1,370,983	15,266	6,487,945	72,205
Core Plus Bond Fund	17,567,841	191,117	1,540,820	16,822	4,127,228	44,697	14,981,433	163,248
Diversified International Fund	1,293,787	16,118	640,399	6,902	256,281	2,855	1,677,905	20,262
Diversified Real Asset Fund	1,828,644	18,939	55,371	565	1,884,015	19,713	—	—
Equity Income Fund	1,051,542	19,830	91,302	2,363	299,749	7,743	843,095	15,904
Global Diversified Income Fund	5,024,571	59,147	670,686	8,924	805,043	10,728	4,890,214	57,365
Global Multi-Strategy Fund	2,649,468	27,817	2,142,490	22,705	617,220	6,619	4,174,738	43,925
Global Opportunities Fund	566,428	6,126	712,530	8,108	159,884	1,829	1,119,074	12,412
Inflation Protection Fund	9,964,504	86,021	850,441	7,215	1,597,972	13,551	9,216,973	79,715
International Emerging Markets Fund	177,231	4,273	5,588	107	182,819	3,528	—	—
LargeCap Growth Fund I	989,595	7,293	197,904	2,347	241,682	2,870	945,817	6,950
LargeCap S&P 500 Index Fund	1,144,458	10,962	392,386	5,442	286,754	4,177	1,250,090	12,489
MidCap Fund	728,911	10,674	154,726	3,270	124,584	2,694	759,053	11,389
Origin Emerging Markets Fund	319,226	3,217	11,955	93	331,181	2,604	—	—
Overseas Fund	1,493,099	13,814	761,761	6,848	309,237	2,877	1,945,623	17,786
Short-Term Income Fund	10,093,644	121,537	956,409	11,650	1,576,901	19,198	9,473,152	113,985
SmallCap Growth Fund I	436,335	3,827	65,544	713	148,319	1,586	353,560	2,863
SmallCap Value Fund II	427,404	3,481	75,199	842	138,951	1,586	363,652	2,812
		$683,307		$126,594		$165,992		$644,775

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Blue Chip Fund		$54			$20			$207
Bond Market Index Fund		1,274			(5)			82
Core Plus Bond Fund		4,164			6			—
Diversified International Fund		215			97			—
Diversified Real Asset Fund		186			209			—
Equity Income Fund		579			1,454			—
Global Diversified Income Fund		3,740			22			—
Global Multi-Strategy Fund		257			22			580
Global Opportunities Fund		87			7			56
Inflation Protection Fund		667			30			—
International Emerging Markets Fund		31			(852)			—
LargeCap Growth Fund I		8			180			1,447
LargeCap S&P 500 Index Fund		300			262			131
MidCap Fund		20			139			924
Origin Emerging Markets Fund		23			(706)			—
Overseas Fund		275			1			283
Short-Term Income Fund		2,373			(4)			—
SmallCap Growth Fund I		—			(91)			434
SmallCap Value Fund II		100			75			463
		$14,353			$866			$4,607
Amounts in thousands except shares

See accompanying notes

Schedule of Investments
Real Estate Securities Fund
October 31, 2016

COMMON STOCKS - 97.80%	Shares Held	Value(000	's)	Portfolio Summary (unaudited)
Lodging - 0.96%				Sector	Percent
Hilton Worldwide Holdings Inc	1,231,316	$27,828		Financial	95.47%
				Investment Companies	1.54%
Real Estate - 0.69%				Technology	1.37%
CBRE Group Inc (a)	782,460	20,156		Consumer, Cyclical	0.96%
				Other Assets and Liabilities	0.66%
REITS - 94.78%				TOTAL NET ASSETS	100.00%
Alexandria Real Estate Equities Inc	663,125	71,492
American Campus Communities Inc	797,708	41,569
American Tower Corp	422,975	49,568
Apartment Investment & Management Co	1,968,267	86,742
AvalonBay Communities Inc	821,100	140,556
Boston Properties Inc	943,759	113,704
Brandywine Realty Trust	205,177	3,180
Colony Starwood Homes	1,095,650	31,785
Crown Castle International Corp	675,770	61,488
CubeSmart	1,643,430	42,844
DDR Corp	282,458	4,319
Duke Realty Corp	3,607,050	94,324
Education Realty Trust Inc	878,170	37,401
EPR Properties	734,509	53,413
Equinix Inc	461,305	164,815
Equity LifeStyle Properties Inc	30,453	2,310
Equity One Inc	1,902,009	54,207
Equity Residential	727,100	44,898
Essex Property Trust Inc	648,645	138,868
Extra Space Storage Inc	834,276	61,027
Federal Realty Investment Trust	185,798	26,983
First Industrial Realty Trust Inc	960,371	25,363
General Growth Properties Inc	3,283,148	81,915
Kilroy Realty Corp	495,408	35,585
Pebblebrook Hotel Trust	621,072	15,080
Physicians Realty Trust	2,599,472	51,392
Prologis Inc	2,866,732	149,529
Public Storage	377,017	80,576
Regency Centers Corp	521,260	37,567
Saul Centers Inc	369,833	22,368
Senior Housing Properties Trust	2,801,192	59,581
Simon Property Group Inc	1,610,960	299,574
SL Green Realty Corp	917,994	90,165
Spirit Realty Capital Inc	5,381,602	64,095
STAG Industrial Inc	933,387	21,533
STORE Capital Corp	2,707,114	73,877
Sun Communities Inc	751,703	57,829
Sunstone Hotel Investors Inc	3,614,966	45,404
Tanger Factory Outlet Centers Inc	557,694	19,408
Terreno Realty Corp	474,440	12,383
Ventas Inc	211,159	14,306
Vornado Realty Trust	367,532	34,100
Welltower Inc	2,056,104	140,905
		$2,758,028
Software - 1.37%
InterXion Holding NV (a)	1,074,357	39,998

TOTAL COMMON STOCKS		$2,846,010
INVESTMENT COMPANIES - 1.54%	Shares Held	Value(000	's)
Money Market Funds - 1.54%
BlackRock Liquidity Funds FedFund Portfolio	44,800,741	44,802

TOTAL INVESTMENT COMPANIES		$44,802
Total Investments		$2,890,812
Other Assets and Liabilities - 0.66%		$19,277
TOTAL NET ASSETS - 100.00%		$2,910,089

(a) Non-Income Producing Security

See accompanying notes

		Schedule of Investments
		SAM Balanced Portfolio
		October 31, 2016

INVESTMENT COMPANIES - 100.10%	Shares Held	Value(000	's)
Money Market Funds - 0.02%
Cash Account Trust - Government & Agency	1,123,037	$1,123
Portfolio - Government Cash Managed

Principal Exchange-Traded Funds - 2.28%
Principal EDGE Active Income ETF (a)	1,230,600	49,310
Principal US Small Cap Index ETF (a),(b)	2,455,700	59,207
		$108,517
Principal Funds, Inc. Institutional Class - 97.80%
Blue Chip Fund (a)	13,504,287	228,222
Diversified International Fund (a)	47,054,194	532,654
EDGE MidCap Fund (a)	8,337,056	97,460
Equity Income Fund (a)	19,361,151	517,330
Global Diversified Income Fund (a)	7,065,425	96,514
Global Multi-Strategy Fund (a)	32,833,589	354,931
Global Real Estate Securities Fund (a)	13,241,378	118,113
Government & High Quality Bond Fund (a)	22,796,021	247,337
High Yield Fund (a)	14,005,887	100,702
Income Fund (a)	62,879,624	607,417
Inflation Protection Fund (a)	9,818,632	85,618
International Emerging Markets Fund (a)	5,357,126	120,964
International Small Company Fund (a)	5,297,404	52,444
LargeCap Growth Fund (a)	26,220,036	259,316
LargeCap Value Fund (a)	26,263,239	300,977
MidCap Fund (a)	10,266,358	228,016
Preferred Securities Fund (a)	9,546,781	97,664
Principal Capital Appreciation Fund (a)	2,816,798	164,050
Real Estate Debt Income Fund (a)	4,979,030	48,396
Short-Term Income Fund (a)	15,382,819	187,978
Small-MidCap Dividend Income Fund (a)	14,142,936	208,043
		$4,654,146
TOTAL INVESTMENT COMPANIES		$4,763,786
Total Investments		$4,763,786
Other Assets and Liabilities - (0.10)%		$(4,588)
TOTAL NET ASSETS - 100.00%		$4,759,198

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.
(b)	Non-Income Producing Security

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	43.34%
Fixed Income Funds	29.94%
International Equity Funds	17.31%
Specialty Funds	9.49%
Investment Companies	0.02%
Other Assets and Liabilities	(0.10)%
TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
SAM Balanced Portfolio
October 31, 2016

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2015	2015	Purchases	Purchases	Sales	Sales	2016	2016
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Blue Chip Fund	14,009,512	$195,994	475,112	$7,368	980,337	$15,974	13,504,287	$187,923
Diversified International Fund	36,812,849	371,867	11,559,480	130,768	1,318,135	14,971	47,054,194	486,579
EDGE MidCap Fund	6,304,643	63,066	2,265,986	25,760	233,573	2,814	8,337,056	86,057
Equity Income Fund	20,151,026	300,512	662,789	17,081	1,452,664	37,948	19,361,151	286,631
Global Diversified Income Fund	7,163,129	97,283	475,272	6,303	572,976	7,602	7,065,425	95,496
Global Multi-Strategy Fund	33,503,805	358,983	1,264,697	13,506	1,934,913	20,596	32,833,589	350,838
Global Real Estate Securities Fund	10,803,107	94,563	3,296,987	30,087	858,716	7,976	13,241,378	116,377
Government & High Quality Bond	33,048,958	348,336	1,295,675	14,132	11,548,612	126,136	22,796,021	238,987
Fund
High Yield Fund	16,952,486	121,471	1,241,010	8,526	4,187,609	29,152	14,005,887	98,597
Income Fund	72,978,319	677,247	3,002,020	28,529	13,100,715	124,969	62,879,624	577,979
Inflation Protection Fund	10,237,466	87,583	211,566	1,766	630,400	5,336	9,818,632	83,919
International Emerging Markets Fund	4,083,751	87,721	1,607,100	31,473	333,725	7,431	5,357,126	111,273
International Small Company Fund	—	—	5,330,329	52,442	32,925	327	5,297,404	52,110
LargeCap Growth Fund	39,587,854	291,474	4,769,600	48,874	18,137,418	177,168	26,220,036	152,183
LargeCap Value Fund	22,475,681	245,132	5,465,081	62,051	1,677,523	19,552	26,263,239	285,792
MidCap Fund	13,257,768	214,378	935,671	19,495	3,927,081	87,135	10,266,358	145,777
MidCap Value Fund I	6,350,977	93,353	758,834	9,442	7,109,811	91,817	—	—
Preferred Securities Fund	2,010,544	12,806	7,674,455	77,740	138,218	1,388	9,546,781	89,127
Principal Capital Appreciation Fund	2,776,322	76,624	199,279	11,321	158,803	9,223	2,816,798	78,814
Principal EDGE Active Income ETF	—	—	1,230,600	47,668	—	—	1,230,600	47,668
Principal US Small Cap Index ETF	—	—	2,455,700	61,045	—	—	2,455,700	61,045
Real Estate Debt Income Fund	—	—	4,990,213	48,210	11,183	109	4,979,030	48,099
Short-Term Income Fund	17,735,949	212,984	448,752	5,465	2,801,882	34,116	15,382,819	184,163
SmallCap Growth Fund I	346,424	3,508	31,835	349	378,259	4,062	—	—
SmallCap Value Fund II	2,628,505	26,299	315,777	3,511	2,944,282	33,849	—	—
Small-MidCap Dividend Income Fund	10,912,791	122,666	3,821,590	52,853	591,445	8,614	14,142,936	167,095
		$4,103,850		$815,765		$868,265		$4,032,529

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Blue Chip Fund		$1,076			$535			$4,149
Diversified International Fund		6,249			(1,085)			—
EDGE MidCap Fund		258			45			—
Equity Income Fund		12,383			6,986			—
Global Diversified Income Fund		5,401			(488)			—
Global Multi-Strategy Fund		3,303			(1,055)			7,448
Global Real Estate Securities Fund		2,652			(297)			1,729
Government & High Quality Bond Fund		11,835			2,655			—
High Yield Fund		7,187			(2,248)			—
Income Fund		24,199			(2,828)			—
Inflation Protection Fund		700			(94)			—
International Emerging Markets Fund		744			(490)			—
International Small Company Fund		—			(5)			—
LargeCap Growth Fund		1,215			(10,997)			42,399
LargeCap Value Fund		6,966			(1,839)			18,640
MidCap Fund		373			(961)			17,139
MidCap Value Fund I		2,737			(10,978)			6,168
Preferred Securities Fund		2,475			(31)			177
Principal Capital Appreciation Fund		2,522			92			6,540
Principal EDGE Active Income ETF		733			—			—
Principal US Small Cap Index ETF		—			—			—
Real Estate Debt Income Fund		694			(2)			—
Short-Term Income Fund		4,044			(170)			—
SmallCap Growth Fund I		—			205			349
SmallCap Value Fund II		623			4,039			2,888
Small-MidCap Dividend Income Fund		4,123			190			2,802
		$102,492			$(18,821)			$110,428
Amounts in thousands except shares

See accompanying notes

		Schedule of Investments
		SAM Conservative Balanced Portfolio
		October 31, 2016

INVESTMENT COMPANIES - 100.07%	Shares Held	Value (000's)
Money Market Funds - 0.03%
Cash Account Trust - Government & Agency	612,445	$612
Portfolio - Government Cash Managed

Principal Exchange-Traded Funds - 3.39%
Principal EDGE Active Income ETF (a)	1,041,000	41,713
Principal US Small Cap Index ETF (a),(b)	712,200	17,171
		$58,884
Principal Funds, Inc. Institutional Class - 96.65%
Blue Chip Fund (a)	2,145,311	36,256
Diversified International Fund (a)	12,101,961	136,994
EDGE MidCap Fund (a)	2,596,534	30,353
Equity Income Fund (a)	4,509,929	120,505
Global Diversified Income Fund (a)	4,245,951	58,000
Global Multi-Strategy Fund (a)	8,249,177	89,174
Global Real Estate Securities Fund (a)	3,678,817	32,815
Government & High Quality Bond Fund (a)	16,328,784	177,167
High Yield Fund (a)	12,299,566	88,434
Income Fund (a)	36,723,489	354,749
Inflation Protection Fund (a)	4,870,252	42,469
International Emerging Markets Fund (a)	1,345,238	30,375
International Small Company Fund (a)	1,254,854	12,423
LargeCap Growth Fund (a)	7,801,802	77,160
LargeCap Value Fund (a)	8,332,554	95,491
MidCap Fund (a)	1,704,894	37,866
Preferred Securities Fund (a)	2,491,870	25,492
Principal Capital Appreciation Fund (a)	768,454	44,755
Real Estate Debt Income Fund (a)	1,771,834	17,222
Short-Term Income Fund (a)	9,507,659	116,184
Small-MidCap Dividend Income Fund (a)	3,665,224	53,915
		$1,677,799
TOTAL INVESTMENT COMPANIES		$1,737,295
Total Investments		$1,737,295
Other Assets and Liabilities - (0.07)%		$(1,300)
TOTAL NET ASSETS - 100.00%		$1,735,995

(a)		Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.
(b) Non-Income Producing Security

Portfolio Summary (unaudited)
Fund Type		Percent
Fixed Income Funds		49.73%
Domestic Equity Funds		29.58%
International Equity Funds		12.25%
Specialty Funds		8.48%
Investment Companies		0.03%
Other Assets and Liabilities		(0.07)%
TOTAL NET ASSETS		100.00%

See accompanying notes

Schedule of Investments
SAM Conservative Balanced Portfolio
October 31, 2016

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2015	2015	Purchases	Purchases	Sales	Sales	2016	2016
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Blue Chip Fund	2,942,144	$40,516	225,942	$3,417	1,022,775	$16,346	2,145,311	$27,871
Core Plus Bond Fund	2,969,703	32,558	89,892	968	3,059,595	33,537	—	—
Diversified International Fund	8,606,876	86,541	3,823,619	42,673	328,534	3,755	12,101,961	125,213
EDGE MidCap Fund	1,477,312	14,789	1,124,920	12,584	5,698	68	2,596,534	27,303
Equity Income Fund	4,329,157	66,382	406,346	10,128	225,574	5,903	4,509,929	70,634
Global Diversified Income Fund	4,050,773	55,561	580,538	7,604	385,360	5,158	4,245,951	57,593
Global Multi-Strategy Fund	8,032,405	86,140	550,937	5,894	334,165	3,569	8,249,177	88,296
Global Real Estate Securities Fund	2,581,450	21,873	1,340,341	12,293	242,974	2,288	3,678,817	31,864
Government & High Quality Bond	19,080,448	204,882	1,462,902	15,956	4,214,566	46,000	16,328,784	174,674
Fund
High Yield Fund	11,468,536	84,090	1,661,213	11,320	830,183	5,766	12,299,566	88,943
Income Fund	37,589,713	353,891	2,763,435	26,191	3,629,659	34,570	36,723,489	344,495
Inflation Protection Fund	4,981,570	42,694	230,808	1,945	342,126	2,892	4,870,252	41,689
International Emerging Markets Fund	974,768	20,064	417,177	8,203	46,707	1,044	1,345,238	27,158
International Small Company Fund	—	—	1,254,854	12,347	—	—	1,254,854	12,347
LargeCap Growth Fund	9,946,846	81,996	1,753,079	17,645	3,898,123	38,175	7,801,802	56,649
LargeCap Value Fund	5,356,033	57,017	3,349,148	38,343	372,627	4,378	8,332,554	90,652
MidCap Fund	2,735,873	45,772	224,821	4,734	1,255,800	27,571	1,704,894	22,522
MidCap Value Fund I	2,190,714	32,890	302,368	3,797	2,493,082	32,179	—	—
Preferred Securities Fund	829,375	5,404	1,754,492	17,741	91,997	937	2,491,870	22,205
Principal Capital Appreciation Fund	721,736	21,250	86,994	4,874	40,276	2,336	768,454	23,919
Principal EDGE Active Income ETF	—	—	1,041,000	40,318	—	—	1,041,000	40,318
Principal US Small Cap Index ETF	—	—	712,200	17,695	—	—	712,200	17,695
Real Estate Debt Income Fund	—	—	1,803,814	17,428	31,980	315	1,771,834	17,113
Short-Term Income Fund	10,364,304	124,461	659,808	8,027	1,516,453	18,477	9,507,659	113,903
SmallCap Growth Fund I	138,848	1,408	12,760	140	151,608	1,616	—	—
SmallCap Value Fund II	516,553	5,141	62,056	689	578,609	6,659	—	—
Small-MidCap Dividend Income Fund	2,523,492	28,444	1,243,136	17,029	101,404	1,486	3,665,224	44,020
		$1,513,764		$359,983		$295,025		$1,567,076

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Blue Chip Fund		$228			$284			$876
Core Plus Bond Fund		485			11			—
Diversified International Fund		1,472			(246)			—
EDGE MidCap Fund		61			(2)			—
Equity Income Fund		2,802			27			—
Global Diversified Income Fund		3,215			(414)			—
Global Multi-Strategy Fund		798			(169)			1,800
Global Real Estate Securities Fund		676			(14)			415
Government & High Quality Bond Fund		7,475			(164)			—
High Yield Fund		5,436			(701)			—
Income Fund		13,177			(1,017)			—
Inflation Protection Fund		341			(58)			—
International Emerging Markets Fund		179			(65)			—
International Small Company Fund		—			—			—
LargeCap Growth Fund		307			(4,817)			10,698
LargeCap Value Fund		1,658			(330)			4,430
MidCap Fund		78			(413)			3,563
MidCap Value Fund I		952			(4,508)			2,145
Preferred Securities Fund		762			(3)			73
Principal Capital Appreciation Fund		649			131			1,682
Principal EDGE Active Income ETF		620			—			—
Principal US Small Cap Index ETF		—			—			—
Real Estate Debt Income Fund		248			—			—
Short-Term Income Fund		2,441			(108)			—
SmallCap Growth Fund I		—			68			140
SmallCap Value Fund II		122			829			568
Small-MidCap Dividend Income Fund		1,009			33			651
		$45,191			$(11,646)			$27,041
Amounts in thousands except shares

See accompanying notes

		Schedule of Investments
		SAM Conservative Growth Portfolio
		October 31, 2016

INVESTMENT COMPANIES - 100.08%	Shares Held	Value(000	's)
Money Market Funds - 0.04%
Cash Account Trust - Government & Agency	1,105,184	$1,105
Portfolio - Government Cash Managed

Principal Exchange-Traded Funds - 1.96%
Principal US Small Cap Index ETF (a),(b)	2,440,600	58,843

Principal Funds, Inc. Class R-6 - 2.85%
Multi-Manager Equity Long/Short Fund (a),(b)	8,594,374	85,600

Principal Funds, Inc. Institutional Class - 95.23%
Blue Chip Fund (a)	10,676,184	180,428
Diversified International Fund (a)	39,811,059	450,661
Diversified Real Asset Fund (a)	6,709,885	73,540
EDGE MidCap Fund (a)	6,585,634	76,986
Equity Income Fund (a)	12,717,860	339,821
Global Multi-Strategy Fund (a)	7,783,049	84,135
Global Real Estate Securities Fund (a)	6,622,709	59,075
Government & High Quality Bond Fund (a)	6,573,464	71,322
High Yield Fund (a)	6,348,433	45,645
Income Fund (a)	16,494,962	159,341
International Small Company Fund (a)	4,508,591	44,635
LargeCap Growth Fund (a)	24,090,416	238,254
LargeCap Value Fund (a)	28,247,352	323,715
MidCap Fund (a)	8,867,761	196,953
Origin Emerging Markets Fund (a)	12,522,380	111,324
Preferred Securities Fund (a)	4,352,805	44,529
Principal Capital Appreciation Fund (a)	2,553,405	148,710
Short-Term Income Fund (a)	3,672,725	44,881
Small-MidCap Dividend Income Fund (a)	10,989,060	161,649
		$2,855,604
TOTAL INVESTMENT COMPANIES		$3,001,152
Total Investments		$3,001,152
Other Assets and Liabilities - (0.08)%		$(2,434)
TOTAL NET ASSETS - 100.00%		$2,998,718

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.
(b)	Non-Income Producing Security

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	57.54%
International Equity Funds	22.20%
Fixed Income Funds	12.19%
Specialty Funds	8.11%
Investment Companies	0.04%
Other Assets and Liabilities	(0.08)%
TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
SAM Conservative Growth Portfolio
October 31, 2016

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2015	2015	Purchases	Purchases	Sales	Sales	2016	2016
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Blue Chip Fund	11,633,252	$161,606	301,212	$4,704	1,258,280	$20,339	10,676,184	$146,461
Diversified International Fund	31,070,397	320,387	11,032,989	124,384	2,292,327	25,925	39,811,059	416,850
Diversified Real Asset Fund	9,371,600	110,525	159,648	1,670	2,821,363	30,656	6,709,885	76,990
EDGE MidCap Fund	5,465,680	54,660	1,325,367	15,471	205,413	2,459	6,585,634	67,689
Equity Income Fund	13,840,481	203,372	340,649	8,864	1,463,270	38,038	12,717,860	185,616
Global Multi-Strategy Fund	28,317,124	303,779	926,890	9,887	21,460,965	229,091	7,783,049	79,262
Global Real Estate Securities Fund	8,806,142	76,456	382,964	3,471	2,566,397	23,578	6,622,709	55,615
Government & High Quality Bond	7,101,627	74,055	314,494	3,431	842,657	9,203	6,573,464	68,500
Fund
High Yield Fund	2,714,830	18,184	3,961,051	27,669	327,448	2,343	6,348,433	43,364
Income Fund	17,404,253	158,615	775,601	7,386	1,684,892	15,991	16,494,962	149,701
International Small Company Fund	—	—	4,524,151	44,516	15,560	156	4,508,591	44,358
LargeCap Growth Fund	34,300,020	260,952	3,759,518	38,727	13,969,122	136,537	24,090,416	154,577
LargeCap Value Fund	22,838,239	254,579	7,644,173	86,761	2,235,060	26,062	28,247,352	312,656
MidCap Fund	12,146,404	203,003	805,397	16,704	4,084,040	90,571	8,867,761	128,112
MidCap Value Fund I	5,752,349	87,153	659,625	8,187	6,411,974	82,540	—	—
Multi-Manager Equity Long/Short	—	—	8,609,854	84,852	15,480	155	8,594,374	84,699
Fund
Origin Emerging Markets Fund	7,214,325	70,969	6,083,682	48,391	775,627	6,974	12,522,380	111,643
Preferred Securities Fund	336,112	2,051	4,227,559	42,829	210,866	2,146	4,352,805	42,734
Principal Capital Appreciation Fund	2,669,715	75,525	158,296	9,006	274,606	15,799	2,553,405	71,762
Principal US Small Cap Index ETF	—	—	2,440,600	60,676	—	—	2,440,600	60,676
Short-Term Income Fund	3,966,906	47,502	131,743	1,605	425,924	5,174	3,672,725	43,903
SmallCap Growth Fund I	522,274	5,289	47,995	527	570,269	6,125	—	—
SmallCap Value Fund II	1,264,876	12,648	151,956	1,689	1,416,832	16,284	—	—
Small-MidCap Dividend Income Fund	9,664,835	109,273	2,413,011	33,205	1,088,786	14,989	10,989,060	127,037
		$2,610,583		$684,612		$801,135		$2,472,205

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Blue Chip Fund		$887			$490			$3,423
Diversified International Fund		5,248			(1,996)			—
Diversified Real Asset Fund		975			(4,549)			—
EDGE MidCap Fund		222			17			—
Equity Income Fund		8,287			11,418			—
Global Multi-Strategy Fund		2,776			(5,313)			6,267
Global Real Estate Securities Fund		1,882			(734)			1,412
Government & High Quality Bond Fund		2,804			217			—
High Yield Fund		1,835			(146)			—
Income Fund		5,950			(309)			—
International Small Company Fund		—			(2)			—
LargeCap Growth Fund		1,049			(8,565)			36,623
LargeCap Value Fund		7,018			(2,622)			18,795
MidCap Fund		340			(1,024)			15,605
MidCap Value Fund I		2,473			(12,800)			5,577
Multi-Manager Equity Long/Short Fund		—			2			—
Origin Emerging Markets Fund		545			(743)			—
Preferred Securities Fund		971			—			30
Principal Capital Appreciation Fund		2,400			3,030			6,227
Principal US Small Cap Index ETF		—			—			—
Short-Term Income Fund		919			(30)			—
SmallCap Growth Fund I		—			309			526
SmallCap Value Fund II		300			1,947			1,390
Small-MidCap Dividend Income Fund		3,417			(452)			2,461
		$50,298			$(21,855)			$98,336
Amounts in thousands except shares

See accompanying notes

		Schedule of Investments
		SAM Flexible Income Portfolio
		October 31, 2016

INVESTMENT COMPANIES - 100.06%	Shares Held	Value(000	's)
Money Market Funds - 0.04%
Cash Account Trust - Government & Agency	878,005	$878
Portfolio - Government Cash Managed

Principal Exchange-Traded Funds - 2.52%
Principal EDGE Active Income ETF (a)	1,592,800	63,824

Principal Funds, Inc. Institutional Class - 97.50%
Diversified International Fund (a)	6,997,342	79,209
Equity Income Fund (a)	8,308,158	221,994
Global Diversified Income Fund (a)	12,175,068	166,311
Global Real Estate Securities Fund (a)	6,875,660	61,331
Government & High Quality Bond Fund (a)	24,062,961	261,083
High Yield Fund (a)	26,159,395	188,086
Income Fund (a)	80,411,185	776,772
Inflation Protection Fund (a)	12,306,889	107,316
International Emerging Markets Fund (a)	1,016,205	22,946
LargeCap Growth Fund (a)	8,003,686	79,156
LargeCap Value Fund (a)	6,527,200	74,802
Preferred Securities Fund (a)	3,949,667	40,405
Real Estate Debt Income Fund (a)	5,185,644	50,405
Short-Term Income Fund (a)	19,172,343	234,286
Small-MidCap Dividend Income Fund (a)	7,110,458	104,595
		$2,468,697
TOTAL INVESTMENT COMPANIES		$2,533,399
Total Investments		$2,533,399
Other Assets and Liabilities - (0.06)%		$(1,483)
TOTAL NET ASSETS - 100.00%		$2,531,916

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.

Portfolio Summary (unaudited)

Fund Type	Percent
Fixed Income Funds	68.01%
Domestic Equity Funds	18.98%
Specialty Funds	6.57%
International Equity Funds	6.46%
Investment Companies	0.04%
Other Assets and Liabilities	(0.06)%
TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
SAM Flexible Income Portfolio
October 31, 2016

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2015	2015	Purchases	Purchases	Sales	Sales	2016	2016
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Core Plus Bond Fund	4,612,225	$50,254	154,049	$1,660	4,766,274	$52,103	—	$—
Diversified International Fund	4,826,950	52,793	2,254,005	25,052	83,613	956	6,997,342	76,824
Equity Income Fund	8,810,375	172,107	959,801	25,015	1,462,018	38,473	8,308,158	157,519
Global Diversified Income Fund	10,814,423	149,173	1,723,027	23,001	362,382	4,760	12,175,068	166,795
Global Real Estate Securities Fund	2,476,400	19,254	4,485,686	41,242	86,426	812	6,875,660	59,684
Government & High Quality Bond	21,722,756	233,005	3,383,292	36,907	1,043,087	11,389	24,062,961	258,352
Fund
High Yield Fund	25,136,571	184,489	3,907,557	27,061	2,884,733	20,030	26,159,395	188,951
Income Fund	73,671,795	699,204	9,433,413	90,337	2,694,023	25,345	80,411,185	762,712
Inflation Protection Fund	11,430,283	98,236	1,400,060	11,911	523,454	4,369	12,306,889	105,622
International Emerging Markets Fund	1,232,779	27,294	78,832	1,582	295,406	5,761	1,016,205	21,787
LargeCap Growth Fund	8,176,250	68,734	1,941,415	19,629	2,113,979	20,521	8,003,686	65,692
LargeCap Value Fund	7,178,374	83,384	1,308,427	15,153	1,959,601	22,610	6,527,200	73,274
Preferred Securities Fund	1,134,487	6,502	2,865,181	29,038	50,001	513	3,949,667	35,026
Principal EDGE Active Income ETF	—	—	1,592,800	61,633	—	—	1,592,800	61,633
Real Estate Debt Income Fund	—	—	5,198,236	50,153	12,592	124	5,185,644	50,028
Short-Term Income Fund	17,646,361	211,749	2,709,996	33,062	1,184,014	14,373	19,172,343	230,263
SmallCap Growth Fund I	173,761	1,772	15,968	175	189,729	2,037	—	—
Small-MidCap Dividend Income Fund	7,685,268	87,751	818,383	10,927	1,393,193	19,371	7,110,458	79,531
		$2,145,701		$503,538		$243,547		$2,393,693

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Core Plus Bond Fund		$725			$189	$		—
Diversified International Fund		832			(65)			—
Equity Income Fund		5,333			(1,130)			—
Global Diversified Income Fund		8,631			(619)			—
Global Real Estate Securities Fund		862			—			398
Government & High Quality Bond Fund		9,273			(171)			—
High Yield Fund		11,609			(2,569)			—
Income Fund		26,692			(1,484)			—
Inflation Protection Fund		792			(156)			—
International Emerging Markets Fund		228			(1,328)			—
LargeCap Growth Fund		253			(2,150)			8,815
LargeCap Value Fund		2,241			(2,653)			5,992
Preferred Securities Fund		1,118			(1)			99
Principal EDGE Active Income ETF		949			—			—
Real Estate Debt Income Fund		706			(1)			—
Short-Term Income Fund		4,378			(175)			—
SmallCap Growth Fund I		—			90			175
Small-MidCap Dividend Income Fund		2,506			224			1,981
		$77,128			$(11,999)			$17,460
Amounts in thousands except shares

See accompanying notes

		Schedule of Investments
		SAM Strategic Growth Portfolio
		October 31, 2016

INVESTMENT COMPANIES - 100.09%	Shares Held	Value(000	's)
Money Market Funds - 0.06%
Cash Account Trust - Government & Agency	1,081,487	$1,081
Portfolio - Government Cash Managed

Principal Exchange-Traded Funds - 7.10%
Principal EDGE Active Income ETF (a)	1,859,800	74,522
Principal US Small Cap Index ETF (a),(b)	2,195,700	52,939
		$127,461
Principal Funds, Inc. Class R-6 - 2.20%
Multi-Manager Equity Long/Short Fund (a),(b)	3,967,901	39,520

Principal Funds, Inc. Institutional Class - 90.73%
Diversified International Fund (a)	30,096,449	340,692
EDGE MidCap Fund (a)	3,283,838	38,388
Equity Income Fund (a)	7,689,136	205,454
Global Multi-Strategy Fund (a)	3,244,255	35,070
Global Real Estate Securities Fund (a)	7,534,679	67,209
International Small Company Fund (a)	3,561,614	35,260
LargeCap Growth Fund (a)	22,176,298	219,324
LargeCap Value Fund (a)	16,923,724	193,946
Origin Emerging Markets Fund (a)	13,791,097	122,603
Principal Capital Appreciation Fund (a)	4,636,762	270,045
Real Estate Debt Income Fund (a)	1,855,959	18,040
Small-MidCap Dividend Income Fund (a)	5,612,929	82,566
		$1,628,597
TOTAL INVESTMENT COMPANIES		$1,796,659
Total Investments		$1,796,659
Other Assets and Liabilities - (0.09)%		$(1,533)
TOTAL NET ASSETS - 100.00%		$1,795,126

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.
(b)	Non-Income Producing Security

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	59.20%
International Equity Funds	31.52%
Fixed Income Funds	5.16%
Specialty Funds	4.15%
Investment Companies	0.06%
Other Assets and Liabilities	(0.09)%
TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
SAM Strategic Growth Portfolio
October 31, 2016

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2015	2015	Purchases	Purchases	Sales	Sales	2016	2016
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Diversified International Fund	30,510,698	$341,074	2,319,325	$25,605	2,733,574	$30,957	30,096,449	$333,385
EDGE MidCap Fund	—	—	3,421,451	39,666	137,613	1,651	3,283,838	38,030
Equity Income Fund	9,766,011	145,610	253,623	6,602	2,330,498	61,816	7,689,136	112,385
Global Multi-Strategy Fund	13,929,378	153,599	447,219	4,769	11,132,342	118,491	3,244,255	35,453
Global Real Estate Securities Fund	8,557,746	73,527	362,813	3,293	1,385,880	12,609	7,534,679	63,485
International Small Company Fund	—	—	3,586,111	35,285	24,497	244	3,561,614	35,037
LargeCap Growth Fund	21,388,343	145,101	2,706,664	27,696	1,918,709	19,142	22,176,298	153,356
LargeCap Value Fund	16,923,137	190,935	1,916,873	22,239	1,916,286	22,088	16,923,724	188,573
MidCap Value Fund I	8,014,819	128,848	923,904	11,468	8,938,723	115,082	—	—
Multi-Manager Equity Long/Short	—	—	3,980,066	39,223	12,165	122	3,967,901	39,102
Fund
Origin Emerging Markets Fund	11,493,883	113,068	4,429,156	35,256	2,131,942	19,250	13,791,097	127,111
Principal Capital Appreciation Fund	4,898,084	192,130	289,661	16,484	550,983	31,672	4,636,762	175,180
Principal EDGE Active Income ETF	—	—	1,859,800	72,413	—	—	1,859,800	72,413
Principal US Small Cap Index ETF	—	—	2,195,700	54,599	—	—	2,195,700	54,599
Real Estate Debt Income Fund	—	—	1,923,699	18,473	67,740	667	1,855,959	17,818
SmallCap Growth Fund I	1,227,899	12,083	116,609	1,281	1,344,508	14,433	—	—
SmallCap Value Fund II	2,691,362	25,000	326,593	3,634	3,017,955	34,701	—	—
Small-MidCap Dividend Income Fund	5,882,535	65,583	423,666	5,604	693,272	9,513	5,612,929	61,433
		$1,586,558		$423,590		$492,438		$1,507,360

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Diversified International Fund		$5,153			$(2,337)			$—
EDGE MidCap Fund		—			15			—
Equity Income Fund		5,862			21,989			—
Global Multi-Strategy Fund		1,363			(4,424)			3,083
Global Real Estate Securities Fund		1,884			(726)			1,365
International Small Company Fund		—			(4)			—
LargeCap Growth Fund		655			(299)			22,884
LargeCap Value Fund		5,211			(2,513)			13,969
MidCap Value Fund I		3,420			(25,234)			7,718
Multi-Manager Equity Long/Short Fund		—			1			—
Origin Emerging Markets Fund		866			(1,963)			—
Principal Capital Appreciation Fund		4,387			(1,762)			11,408
Principal EDGE Active Income ETF		1,110			—			—
Principal US Small Cap Index ETF		—			—			—
Real Estate Debt Income Fund		263			12			—
SmallCap Growth Fund I		—			1,069			1,239
SmallCap Value Fund II		638			6,067			2,959
Small-MidCap Dividend Income Fund		1,933			(241)			1,498
		$32,745			$(10,350)			$66,123
Amounts in thousands except shares

See accompanying notes

Schedule of Investments

Short-Term Income Fund

October 31, 2016

INVESTMENT COMPANIES - 2.46%	Shares Held	Value(000	's)			Principal

Money Market Funds - 2.46%				BONDS (continued)		Amount (000's) Value (000's)

Morgan Stanley Institutional Liquidity Funds -	76,202,198	$76,202		Automobile Asset Backed Securities (continued)

Government Portfolio				Capital Auto Receivables Asset Trust 2014-2

				2.03%, 12/20/2018		$9,250	$9,287

TOTAL INVESTMENT COMPANIES		$76,202		2.41%, 05/20/2019		1,950	1,966

	Principal			Capital Auto Receivables Asset Trust 2016-2
				1.32%, 01/22/2019(c)		11,750	11,758
BONDS- 98.22%	Amount (000's)	Value(000	's)

Aerospace & Defense - 1.68%				Capital Auto Receivables Asset Trust 2016-3
				1.36%, 04/22/2019(c)		4,750	4,752
Lockheed Martin Corp

1.85%, 11/23/2018	$6,500	$6,562		CPS Auto Receivables Trust 2013-A
				1.31%, 06/15/2020(a),(c)		4,956	4,943
2.50%, 11/23/2020	6,500	6,668

Rolls-Royce PLC				CPS Auto Receivables Trust 2013-B

2.38%, 10/14/2020(a)	5,000	5,066		1.82%, 09/15/2020(a),(c)		3,103	3,105

United Technologies Corp				CPS Auto Receivables Trust 2013-C

1.23%, 11/01/2019(b),(c)	14,500	14,509		4.30%, 08/15/2019(a)		6,250	6,326

1.50%, 11/01/2019(b)	14,400	14,409		CPS Auto Receivables Trust 2013-D

1.95%, 11/01/2021(b)	5,000	5,005		1.54%, 07/16/2018(a),(c)		339	339
				3.97%, 11/15/2019(a),(c)		1,000	1,006
		$52,219
				CPS Auto Receivables Trust 2014-B

Agriculture - 0.82%				1.11%, 11/15/2018(a)		822	822
Cargill Inc

6.00%, 11/27/2017(a)	24,153	25,324		CPS Auto Receivables Trust 2014-C
				1.31%, 02/15/2019(a),(c)		3,149	3,149

				3.77%, 08/17/2020(a)		4,330	4,334
Airlines - 0.84%

Delta Air Lines 2009-1 Class A Pass Through				CPS Auto Receivables Trust 2014-D
				1.49%, 04/15/2019(a)		2,512	2,514
Trust

7.75%, 06/17/2021	12,524	14,184		CPS Auto Receivables Trust 2015-C
				1.77%, 06/17/2019(a)		6,993	7,007
Delta Air Lines 2012-1 Class A Pass Through

Trust				CPS Auto Receivables Trust 2016-B
				2.07%, 11/15/2019(a)		4,503	4,523
4.75%, 11/07/2021	3,295	3,542

UAL 2009-1 Pass Through Trust				CPS Auto Receivables Trust 2016-C
				1.62%, 01/15/2020(a)		11,154	11,161
10.40%, 05/01/2018	984	988

UAL 2009-2A Pass Through Trust				CPS Auto Trust
				1.48%, 03/16/2020(a)		1,590	1,590

9.75%, 01/15/2017	7,204	7,325		1.50%, 06/15/2020(a),(c)		9,600	9,602
		$26,039
				Ford Credit Auto Owner Trust 2015-REV2

Automobile Asset Backed Securities - 12.77%				2.44%, 01/15/2027(a),(c)		12,327	12,657
AmeriCredit Automobile Receivables 2015-4
				Ford Credit Auto Owner Trust 2016-REV2

1.26%, 04/08/2019	4,715	4,717		2.03%, 12/15/2027(a)		14,000	14,062
AmeriCredit Automobile Receivables 2016-1
				Ford Credit Auto Owner Trust/Ford Credit
1.52%, 06/10/2019	6,429	6,438
				2014-RE	V1

AmeriCredit Automobile Receivables Trust				2.26%, 11/15/2025(a),(c)		11,327	11,527
2013-1
				Santander Drive Auto Receivables Trust 2013-
1.57%, 01/08/2019	3,838	3,841
				1
2.09%, 02/08/2019	4,400	4,415
				1.76%, 01/15/2019		7,187	7,199
AmeriCredit Automobile Receivables Trust
				2.27%, 01/15/2019		6,740	6,782
2013-5
				Santander Drive Auto Receivables Trust 2013-
2.29%, 11/08/2019	3,965	3,989

2.86%, 12/09/2019(c)	14,920	15,172		3
				2.42%, 04/15/2019		2,300	2,324
AmeriCredit Automobile Receivables Trust
				Santander Drive Auto Receivables Trust 2013-
2014-1
				5

0.90%, 02/08/2019	1,017	1,017		2.25%, 06/17/2019(c)		2,582	2,593
2.15%, 03/09/2020(c)	2,400	2,416
				2.73%, 10/15/2019(c)		5,860	5,942
2.54%, 06/08/2020(c)	10,500	10,626
				Santander Drive Auto Receivables Trust 2014-
AmeriCredit Automobile Receivables Trust
				1
2014-2

2.57%, 07/08/2020(c)	9,400	9,513		1.59%, 10/15/2018		199	199
				2.36%, 04/15/2020		13,890	13,965
AmeriCredit Automobile Receivables Trust
				2.91%, 04/15/2020		3,500	3,557
2014-3

2.58%, 09/08/2020(c)	3,200	3,244		Santander Drive Auto Receivables Trust 2014-
				2
AmeriCredit Automobile Receivables Trust
				1.62%, 02/15/2019		1,922	1,923

2015-2				2.76%, 02/18/2020(c)		3,600	3,665
0.83%, 09/10/2018(c)	1,252	1,252
				Santander Drive Auto Receivables Trust 2014-
Americredit Automobile Receivables Trust
				3

2016-4				2.13%, 08/17/2020(c)		9,727	9,781
1.34%, 04/08/2020	12,350	12,351
				2.65%, 08/17/2020		2,770	2,807
Capital Auto Receivables Asset Trust 2013-1
				Santander Drive Auto Receivables Trust 2014-
1.74%, 10/22/2018	5,283	5,287

2.19%, 09/20/2021(c)	6,650	6,670		5
				2.46%, 06/15/2020		3,750	3,792
Capital Auto Receivables Asset Trust 2013-2
				Santander Drive Auto Receivables Trust 2015-
3.30%, 06/20/2019	10,500	10,618
				1
Capital Auto Receivables Asset Trust 2013-3
				2.57%, 04/15/2021		11,000	11,126
2.32%, 07/20/2018	5,500	5,516
				Santander Drive Auto Receivables Trust 2015-
Capital Auto Receivables Asset Trust 2014-1
				2

2.22%, 01/22/2019	8,500	8,545		2.44%, 04/15/2021(c)		8,900	8,999
2.84%, 04/22/2019	8,600	8,702

See accompanying notes

Schedule of Investments
Short-Term Income Fund
October 31, 2016

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)		Amount (000's) Value (000's)
Automobile Asset Backed Securities (continued)			Banks (continued)
Santander Drive Auto Receivables Trust 2016-			Fifth Third Bank/Cincinnati OH	(continued)
3			2.30%, 03/15/2019		$7,600	$7,696
1.34%, 11/15/2019	$10,400	$10,403	Goldman Sachs Group Inc/The
Westlake Automobile Receivables Trust 2015-			1.92%, 11/15/2018(c)		9,909	9,991
1			2.04%, 04/23/2020(c)		23,990	24,131
1.17%, 03/15/2018(a),(c)	307	307	2.60%, 04/23/2020		9,600	9,758
2.29%, 11/16/2020(a)	5,145	5,176	JPMorgan Chase & Co
Westlake Automobile Receivables Trust 2015-			2.11%, 10/24/2023(c)		15,000	14,941
2			2.30%, 08/15/2021		9,500	9,507
1.28%, 07/16/2018(a),(c)	3,494	3,495	4.25%, 10/15/2020		19,500	21,058
Westlake Automobile Receivables Trust 2015-			JPMorgan Chase Bank NA
3			6.00%, 10/01/2017		29,480	30,706
1.42%, 05/17/2021(a),(c)	8,984	8,988	KeyBank NA/Cleveland OH
Westlake Automobile Receivables Trust 2016-			1.60%, 08/22/2019		2,000	1,994
1			1.70%, 06/01/2018		6,500	6,521
1.82%, 01/15/2019(a)	7,014	7,031	2.35%, 03/08/2019		14,350	14,598
Westlake Automobile Receivables Trust 2016-			Morgan Stanley
2			1.88%, 01/05/2018		4,664	4,680
1.57%, 06/17/2019(a)	14,000	14,025	2.13%, 04/25/2018		9,750	9,821
Westlake Automobile Receivables Trust 2016-			2.28%, 04/21/2021(c)		24,000	24,445
3			2.28%, 10/24/2023(c)		29,000	28,965
2.07%, 12/15/2021(a),(c)	11,400	11,399	5.50%, 07/24/2020		9,500	10,578
		$396,237	National City Bank/Cleveland OH
Automobile Floor Plan Asset Backed Securities - 0.40%			1.20%, 06/07/2017(c)		4,500	4,500
Volkswagen Credit Auto Master Trust			PNC Bank NA
0.88%, 07/22/2019(a),(c)	12,327	12,303	1.60%, 06/01/2018		4,500	4,511
			4.88%, 09/21/2017		15,355	15,810
Automobile Manufacturers - 2.19%			6.88%, 04/01/2018		4,080	4,376
Daimler Finance North America LLC			PNC Financial Services Group Inc/The
1.26%, 03/02/2018(a),(c)	9,495	9,519	5.63%, 02/01/2017		7,231	7,311
1.38%, 08/01/2017(a)	6,664	6,666	SunTrust Bank/Atlanta GA
1.75%, 10/30/2019(a)	6,650	6,648	7.25%, 03/15/2018		23,149	24,845
Ford Motor Credit Co LLC			SunTrust Banks Inc
2.02%, 05/03/2019	9,600	9,598	2.90%, 03/03/2021		12,500	12,903
PACCAR Financial Corp			US Bank NA/Cincinnati OH
1.45%, 03/09/2018	6,664	6,690	1.37%, 10/28/2019(c)		14,209	14,222
2.20%, 09/15/2019	9,327	9,504	Wells Fargo & Co
Toyota Motor Credit Corp			2.60%, 07/22/2020		14,327	14,598
1.20%, 04/06/2018	9,600	9,589	Wells Fargo Bank NA
2.10%, 01/17/2019	9,600	9,762	1.65%, 01/22/2018		14,250	14,299
		$67,976	6.00%, 11/15/2017		8,500	8,895
Banks- 20.04%						$621,722
Bank of America Corp			Beverages - 1.55%
2.30%, 04/19/2021(c)	9,250	9,453	Anheuser-Busch InBev Finance Inc
2.50%, 10/21/2022	12,000	11,971	2.15%, 02/01/2019		14,414	14,631
2.60%, 01/15/2019	12,000	12,199	PepsiCo Inc
2.63%, 10/19/2020	15,750	16,014	1.00%, 10/13/2017		4,750	4,752
Bank of America NA			1.35%, 10/04/2019		6,400	6,397
1.15%, 06/15/2017(c)	7,750	7,748	2.15%, 10/14/2020		9,500	9,669
5.30%, 03/15/2017	33,524	34,010	SABMiller Holdings Inc
Bank of New York Mellon Corp/The			1.45%, 08/01/2018(a),(c)		4,500	4,502
1.94%, 10/30/2023(c)	24,500	24,501	2.45%, 01/15/2017(a)		8,000	8,023
2.05%, 05/03/2021	6,500	6,518				$47,974
2.20%, 05/15/2019	11,327	11,509	Biotechnology - 1.52%
2.50%, 04/15/2021	5,700	5,812	Amgen Inc
BB&T Corp			1.25%, 05/22/2017		9,000	9,009
1.42%, 02/01/2019(c)	5,664	5,683	2.20%, 05/22/2019		9,327	9,467
2.05%, 05/10/2021	9,500	9,534	Biogen Inc
Branch Banking & Trust Co			2.90%, 09/15/2020		14,000	14,438
1.12%, 05/23/2017(c)	14,450	14,446	Gilead Sciences Inc
Capital One NA/Mclean VA			1.85%, 09/04/2018		4,750	4,790
1.46%, 02/05/2018(c)	9,327	9,336	1.95%, 03/01/2022		4,750	4,722
1.62%, 09/13/2019(c)	9,500	9,515	2.55%, 09/01/2020		4,750	4,868
1.65%, 02/05/2018	9,327	9,335				$47,294
1.85%, 09/13/2019	9,500	9,490	Chemicals - 1.74%
Citigroup Inc			Air Liquide Finance SA
1.31%, 08/14/2017(c)	8,000	8,002	1.75%, 09/27/2021(a)		6,750	6,664
1.70%, 04/27/2018	13,990	13,997	Airgas Inc
2.19%, 10/26/2020(c)	10,000	10,132	1.65%, 02/15/2018		12,592	12,653
2.70%, 03/30/2021	14,100	14,343	Chevron Phillips Chemical Co LLC / Chevron
Fifth Third Bank/Cincinnati OH			Phillips Chemical Co LP
1.63%, 09/27/2019	4,750	4,735	1.70%, 05/01/2018(a)		9,495	9,507
2.25%, 06/14/2021	7,700	7,779
See accompanying notes			440

Schedule of Investments
Short-Term Income Fund
October 31, 2016

Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Chemicals (continued)			Electric (continued)
Chevron Phillips Chemical Co LLC / Chevron			Emera US Finance LP
Phillips Chemical Co LP (continued)			2.70%, 06/15/2021(a)	$6,700	$6,819
2.45%, 05/01/2020(a)	$4,832	$4,865	Fortis Inc/Canada
Westlake Chemical Corp			2.10%, 10/04/2021(a)	4,750	4,711
4.63%, 02/15/2021(a)	10,000	10,450	Indiantown Cogeneration LP
4.88%, 05/15/2023(a)	9,600	9,984	9.77%, 12/15/2020	7,677	8,291
		$54,123	NextEra Energy Capital Holdings Inc
Commercial Mortgage Backed Securities - 2.11%			1.59%, 06/01/2017	6,664	6,681
Ginnie Mae			7.30%, 09/01/2067(c)	11,827	11,886
0.60%, 07/16/2054(c),(d)	39,139	1,771	Public Service Co of New Mexico
0.75%, 09/16/2055(c),(d)	35,798	1,761	7.95%, 05/15/2018	24,440	26,688
0.81%, 06/16/2055(c),(d)	44,334	2,094	San Diego Gas & Electric Co
0.83%, 01/16/2054(c),(d)	50,773	2,627	1.91%, 02/01/2022	3,770	3,755
0.85%, 10/16/2054(c),(d)	55,093	2,472	Southern California Edison Co
0.87%, 03/16/2052(c),(d)	41,060	2,560	1.85%, 02/01/2022	6,915	6,903
0.89%, 10/16/2054(c),(d)	63,351	3,375	Southern Co/The
0.92%, 01/16/2055(c),(d)	105,612	4,947	1.55%, 07/01/2018	5,800	5,810
0.93%, 02/16/2048(c),(d)	37,896	1,919	Talen Energy Supply LLC
0.93%, 02/16/2055(c),(d)	75,233	3,002	6.50%, 05/01/2018	4,832	5,013
0.94%, 10/16/2054(c),(d)	76,643	3,875	Texas-New Mexico Power Co
1.00%, 09/16/2054(c),(d)	45,124	2,479	9.50%, 04/01/2019(a)	4,798	5,558
1.11%, 06/16/2045(c),(d)	82,644	5,039	TransAlta Corp
1.12%, 08/16/2042(c),(d)	86,397	5,118	6.90%, 05/15/2018(c)	18,985	19,951
1.12%, 07/16/2056(c),(d)	24,435	1,709			$132,802
1.17%, 02/16/2046(c),(d)	80,529	5,044	Electronics - 1.10%
1.26%, 10/16/2051(c),(d)	4,342	312	Fortive Corp
1.37%, 12/16/2036(c),(d)	61,462	3,897	1.80%, 06/15/2019(a)	3,500	3,509
JPMDB Commercial Mortgage Securities			2.35%, 06/15/2021(a)	6,700	6,717
Trust			Honeywell International Inc
0.00%, 12/15/2049(b),(c),(e)	11,500	11,500	1.85%, 11/01/2021	24,000	23,928
		$65,501			$34,154
Commercial Services - 0.15%			Engineering & Construction - 0.31%
Equifax Inc			SBA Tower Trust
2.30%, 06/01/2021	4,800	4,819	2.88%, 07/15/2046(a)	9,600	9,722

Computers - 2.15%			Finance - Mortgage Loan/Banker - 3.41%
Apple Inc			Fannie Mae
1.00%, 05/03/2018	4,664	4,658	1.38%, 02/26/2021	17,750	17,767
1.70%, 02/22/2019	6,747	6,807	1.50%, 11/30/2020	41,500	41,818
1.95%, 02/23/2021(c)	4,750	4,903	1.88%, 12/28/2020	30,500	31,168
Diamond 1 Finance Corp / Diamond 2 Finance			Freddie Mac
Corp			1.75%, 05/30/2019	14,750	15,030
3.48%, 06/01/2019(a)	14,400	14,775			$105,783
Hewlett Packard Enterprise Co			Food- 1.41%
2.45%, 10/05/2017(a)	9,500	9,620	Kraft Heinz Foods Co
2.85%, 10/05/2018(a)	6,650	6,799	1.60%, 06/30/2017	5,664	5,676
International Business Machines Corp			2.00%, 07/02/2018	4,731	4,765
1.95%, 02/12/2019	9,250	9,380	Mondelez International Holdings Netherlands
2.25%, 02/19/2021	9,500	9,699	BV
		$66,641	1.50%, 10/28/2019(a),(c)	19,000	19,033
Cosmetics & Personal Care - 0.25%			1.63%, 10/28/2019(a)	14,250	14,200
Procter & Gamble Co/The					$43,674
1.70%, 11/03/2021(b),(f)	7,700	7,684	Gas- 0.80%
			Spire Inc
Credit Card Asset Backed Securities - 1.33%			1.57%, 08/15/2017(c)	24,886	24,887
Cabela's Credit Card Master Note Trust
0.88%, 03/16/2020(c)	5,878	5,878	Healthcare - Products - 1.40%
0.98%, 07/15/2022(c)	9,495	9,446	Abbott Laboratories
1.01%, 06/15/2020(a),(c)	9,214	9,211	2.00%, 03/15/2020	18,653	18,810
1.06%, 02/18/2020(a),(c)	6,982	6,985	Becton Dickinson and Co
1.18%, 08/16/2021(a),(c)	9,745	9,784	1.80%, 12/15/2017	4,664	4,684
		$41,304	2.68%, 12/15/2019	4,664	4,807
Diversified Financial Services - 0.93%			Medtronic Inc
Murray Street Investment Trust I			1.65%, 03/15/2020(c)	5,250	5,319
4.65%, 03/09/2017(c)	28,398	28,740	2.50%, 03/15/2020	9,495	9,746
					$43,366
Electric - 4.28%			Healthcare - Services - 1.20%
Black Hills Corp			Aetna Inc
2.50%, 01/11/2019	5,000	5,063	1.70%, 06/07/2018	2,000	2,006
Dominion Resources Inc/VA			1.90%, 06/07/2019	4,800	4,838
1.40%, 09/15/2017	9,327	9,331	Anthem Inc
2.96%, 07/01/2019(c)	6,200	6,342	5.88%, 06/15/2017	11,164	11,477

See accompanying notes

Schedule of Investments
Short-Term Income Fund
October 31, 2016

		Principal			Principal
BONDS (continued)		Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Healthcare - Services (continued)				Insurance (continued)
Roche Holdings Inc				New York Life Global Funding
1.18%, 09/30/2019(a),(c)		$9,327	$9,341	1.45%, 12/15/2017(a)	$4,500	$4,514
UnitedHealth Group Inc				1.95%, 02/11/2020(a)	16,941	17,023
1.70%, 02/15/2019		9,500	9,534	2.00%, 04/13/2021(a)	9,600	9,626
			$37,196	2.15%, 06/18/2019(a)	12,626	12,847
Home Equity Asset Backed Securities - 0.60%				Prudential Financial Inc
ACE Securities Corp Home Equity Loan Trust				8.88%, 06/15/2068(c)	25,950	28,675
Series 2005-HE2						$181,236
1.25%, 04/25/2035(c)		582	582	Internet - 0.31%
Asset Backed Securities Corp Home Equity				Amazon.com Inc
Loan Trust Series OOMC 2005-HE6				2.60%, 12/05/2019	9,327	9,639
1.30%, 07/25/2035(c)		1,053	1,054
Bayview Financial Acquisition Trust				Machinery - Diversified - 0.60%
1.15%, 08/28/2044(c)		88	88	John Deere Capital Corp
Centex Home Equity Loan Trust 2005-D				1.35%, 01/16/2018	9,327	9,346
0.96%, 10/25/2035(c)		2,135	2,134	2.05%, 03/10/2020	9,300	9,388
Credit Suisse First Boston Mortgage Securities						$18,734
Corp				Manufactured Housing Asset Backed Securities - 0.00%
4.80%, 05/25/2035		2,425	2,452	Conseco Financial Corp
Home Equity Asset Trust 2004-6				7.70%, 09/15/2026	100	105
1.21%, 12/25/2034(c)		558	557
Home Equity Asset Trust 2005-4				Media- 0.56%
1.24%, 10/25/2035(c)		2,116	2,094	Time Warner Cable LLC
JP Morgan Mortgage Acquisition Corp 2005-				8.25%, 04/01/2019	9,495	10,856
OPT1				Walt Disney Co/The
0.98%, 06/25/2035(c)		469	468	2.30%, 02/12/2021	6,500	6,658
New Century Home Equity Loan Trust 2005-						$17,514
3				Mining - 0.46%
1.01%, 07/25/2035(c)		310	309
				Glencore Finance Canada Ltd
RASC Series 2005-AHL2 Trust				2.70%, 10/25/2017(a),(c)	14,159	14,210
0.88%, 10/25/2035(c)		2,625	2,595
RASC Series 2005-EMX2 Trust				Miscellaneous Manufacturers - 0.44%
1.04%, 07/25/2035(c)		2,282	2,267
				General Electric Co
Structured Asset Securities Corp Mortgage				5.55%, 05/04/2020	3,200	3,604
Loan Trust Series 2005-GEL4				Ingersoll-Rand Global Holding Co Ltd
1.46%, 08/25/2035(c)		717	705
				6.88%, 08/15/2018	9,100	9,947
Terwin Mortgage Trust Series TMTS 2005-						$13,551
14	HE			Mortgage Backed Securities - 1.89%
4.85%, 08/25/2036(c)		1,182	1,201
				Adjustable Rate Mortgage Trust 2004-2
Wells Fargo Home Equity Asset-Backed				1.67%, 02/25/2035(c)	82	82
Securities 2004-2 Trust				Alternative Loan Trust 2004-J8
1.37%, 10/25/2034(c)		285	282
				6.00%, 02/25/2017	53	53
5.00%, 10/25/2034		1,756	1,751	Banc of America Funding 2004-1 Trust
			$18,539	5.25%, 02/25/2019	351	358
Home Furnishings - 0.45%				Banc of America Funding 2004-3 Trust
Samsung Electronics America Inc				4.75%, 09/25/2019	331	332
1.75%, 04/10/2017(a)		13,990	14,007
				Banc of America Mortgage Trust 2005-7
				5.00%, 08/25/2020	35	35
Housewares - 0.36%				BCAP LLC 2011-RR11 Trust
Newell Brands Inc				3.13%, 03/26/2035(a),(c)	2,152	2,150
2.60%, 03/29/2019		4,800	4,897	CHL Mortgage Pass-Through Trust 2003-46
3.85%, 04/01/2023		5,800	6,155	3.10%, 01/19/2034(c)	864	862
			$11,052	CHL Mortgage Pass-Through Trust 2004-J1
Insurance - 5.84%				4.50%, 01/25/2019(c)	59	60
Berkshire Hathaway Finance Corp				CHL Mortgage Pass-Through Trust 2004-J7
1.60%, 05/15/2017		11,490	11,540	5.00%, 09/25/2019	396	402
1.70%, 03/15/2019		6,500	6,552	Credit Suisse First Boston Mortgage Securities
Berkshire Hathaway Inc				Corp
2.20%, 03/15/2021		4,600	4,701	5.00%, 09/25/2019	62	58
2.75%, 03/15/2023		5,500	5,663	Credit Suisse Mortgage Capital Certificates
Hartford Financial Services Group Inc/The				2.74%, 07/27/2037(a),(c)	294	294
8.13%, 06/15/2068(c)		14,750	16,114	CSFB Mortgage-Backed Pass-Through
MassMutual Global Funding II				Certificates Series 2004-AR4
1.55%, 10/11/2019(a)		9,650	9,652	1.49%, 05/25/2034(c)	371	351
2.00%, 04/05/2017(a)		5,430	5,448	CSFB Mortgage-Backed Trust Series 2004-7
2.00%, 04/15/2021(a)		4,478	4,473	5.00%, 10/25/2019	247	246
2.10%, 08/02/2018(a)		12,995	13,178	Freddie Mac REMICS
2.35%, 04/09/2019(a)		8,700	8,874	0.98%, 06/15/2023(c)	4	4
Metropolitan Life Global Funding I				Ginnie Mae
1.50%, 01/10/2018(a)		5,250	5,255	4.50%, 08/20/2032	38	38
2.30%, 04/10/2019(a)		16,827	17,101	GSMSC Pass-Through Trust 2009-4R
				0.98%, 12/26/2036(a),(c)	2,146	2,110

See accompanying notes

Schedule of Investments
Short-Term Income Fund
October 31, 2016

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Mortgage Backed Securities (continued)			Other Asset Backed Securities (continued)
JP Morgan Mortgage Trust 2004-A3			MVW Owner Trust 2016-1
2.92%, 07/25/2034(c)	$1,230	$1,218	2.25%, 12/20/2033(a)	$9,237	$9,187
JP Morgan Mortgage Trust 2004-S1			OneMain Financial Issuance Trust 2014-1
5.00%, 09/25/2034	1,058	1,086	2.43%, 06/18/2024(a),(c)	12,693	12,699
JP Morgan Resecuritization Trust Series 2010-			OneMain Financial Issuance Trust 2014-2
4			2.47%, 09/18/2024(a)	15,605	15,637
2.83%, 10/26/2036(a),(c)	310	309	OneMain Financial Issuance Trust 2015-2
MASTR Alternative Loan Trust 2003-9			2.57%, 07/18/2025(a)	19,260	19,324
6.50%, 01/25/2019	372	379	PFS Financing Corp
MASTR Asset Securitization Trust 2004-11			1.13%, 02/15/2019(a),(c)	15,520	15,519
5.00%, 12/25/2019	71	72	1.13%, 10/15/2019(a),(c)	13,065	13,057
MASTR Asset Securitization Trust 2004-9			1.15%, 04/15/2020(a),(c)	8,666	8,657
5.00%, 09/25/2019	252	254	1.48%, 02/15/2019(a),(c)	4,600	4,597
PHH Mortgage Trust Series 2008-CIM1			1.87%, 10/15/2021(a),(c),(f)	5,500	5,500
5.22%, 06/25/2038	2,826	2,802	PFS Tax Lien Trust 2014-1
Prime Mortgage Trust 2005-2			1.44%, 05/15/2029(a),(c)	6,637	6,600
5.25%, 07/25/2020(c)	601	609	RAAC Series 2006-RP2 Trust
Provident Funding Mortgage Loan Trust 2005-			0.78%, 02/25/2037(a),(c)	1,157	1,147
1			RAMP Series 2005-RZ4 Trust
1.11%, 05/25/2035(c)	3,989	3,830	0.93%, 11/25/2035(c)	763	759
RALI Series 2003-QS23 Trust			Securitized Asset Backed Receivables LLC
5.00%, 12/26/2018	787	790	Trust 2005-OP2
RALI Series 2004-QS3 Trust			0.85%, 10/25/2035(c)	3,679	3,646
5.00%, 03/25/2019	561	545	Soundview Home Loan Trust 2005-CTX1
RBSSP Resecuritization Trust 2009-7			0.95%, 11/25/2035(c)	825	822
0.93%, 06/26/2037(a),(c)	793	758	Structured Asset Investment Loan Trust 2005-
5.00%, 09/26/2036(a),(c)	262	263	4
Sequoia Mortgage Trust 2013-4			1.19%, 05/25/2035(c)	1,859	1,852
1.55%, 04/25/2043(c)	10,764	10,649	Trafigura Securitisation Finance PLC 2014-1
Sequoia Mortgage Trust 2013-8			1.48%, 10/15/2018(a),(c)	8,829	8,803
2.25%, 06/25/2043(c)	7,650	7,558	Verizon Owner Trust 2016-1
Springleaf Mortgage Loan Trust 2013-2			1.42%, 01/20/2021(a),(c)	8,500	8,510
1.78%, 12/25/2065(a)	5,023	5,002			$164,244
3.52%, 12/25/2065(a),(c)	14,969	15,029	Pharmaceuticals - 1.67%
WaMu Mortgage Pass-Through Certificates			AbbVie Inc
Series 2003-S8 Trust			1.80%, 05/14/2018	4,798	4,813
5.00%, 09/25/2018	71	72	2.30%, 05/14/2021	4,800	4,800
		$58,660	2.50%, 05/14/2020	6,664	6,748
Oil & Gas - 2.14%			Actavis Funding SCS
BP Capital Markets PLC			1.85%, 03/01/2017	9,664	9,687
4.75%, 03/10/2019	10,327	11,085	2.35%, 03/12/2018	11,995	12,113
Chevron Corp			Mead Johnson Nutrition Co
1.72%, 06/24/2018	12,125	12,208	3.00%, 11/15/2020	4,750	4,910
Phillips 66			Merck & Co Inc
2.95%, 05/01/2017	15,490	15,648	1.10%, 01/31/2018	8,827	8,840
Shell International Finance BV					$51,911
2.13%, 05/11/2020	11,495	11,594	Pipelines - 2.32%
Total Capital International SA			Buckeye Partners LP
1.38%, 08/10/2018(c)	5,430	5,443	2.65%, 11/15/2018	11,316	11,442
1.55%, 06/28/2017	10,327	10,351	Columbia Pipeline Group Inc
		$66,329	2.45%, 06/01/2018	4,832	4,852
Other Asset Backed Securities - 5.29%			3.30%, 06/01/2020	4,832	4,990
Ameriquest Mortgage Securities Inc Asset-			Florida Gas Transmission Co LLC
Backed Pass-Through Ctfs Ser 2004-R11			7.90%, 05/15/2019(a)	10,271	11,584
1.14%, 11/25/2034(c)	128	128	Hiland Partners Holdings LLC / Hiland
Ameriquest Mortgage Securities Inc Asset-			Partners Finance Corp
Backed Pass-Through Ctfs Ser 2005-R1			5.50%, 05/15/2022(a)	1,000	1,037
1.21%, 03/25/2035(c)	922	922	TransCanada PipeLines Ltd
Citigroup Mortgage Loan Trust Inc			6.35%, 05/15/2067(c)	19,000	15,200
0.96%, 07/25/2035(c)	150	149	Williams Partners LP / ACMP Finance Corp
Drug Royalty II LP 2			4.88%, 05/15/2023	7,600	7,697
3.48%, 07/15/2023(a),(c)	8,312	8,278	6.13%, 07/15/2022	14,495	15,050
Drug Royalty III LP 1					$71,852
3.98%, 04/15/2027(a),(c)	6,291	6,257	Real Estate - 0.32%
First Franklin Mortgage Loan Trust 2005-			Prologis LP
FF4			7.38%, 10/30/2019	8,653	9,989
1.18%, 05/25/2035(c)	51	51
JP Morgan Mortgage Acquisition Corp 2005-			REITS- 1.60%
OPT2			Alexandria Real Estate Equities Inc
0.82%, 12/25/2035(c)	103	102	2.75%, 01/15/2020	11,990	12,128
MVW Owner Trust 2015-1			American Tower Trust I
2.52%, 12/20/2032(a),(c)	11,996	12,041	1.55%, 03/15/2043(a)	1,846	1,845

See accompanying notes

Schedule of Investments
Short-Term Income Fund
October 31, 2016

Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
REITS (continued)			Telecommunications - 3.12%
Digital Realty Trust LP			AT&T Inc
3.40%, 10/01/2020	$6,700	$6,949	2.45%, 06/30/2020	$11,462	$11,530
Healthcare Realty Trust Inc			2.80%, 02/17/2021	9,500	9,630
5.75%, 01/15/2021	6,997	7,891	3.60%, 02/17/2023	6,500	6,692
Kimco Realty Corp			Cisco Systems Inc
4.30%, 02/01/2018	6,664	6,844	2.20%, 02/28/2021	4,750	4,831
WEA Finance LLC / Westfield UK & Europe			4.95%, 02/15/2019	9,500	10,263
Finance PLC			GTP Acquisition Partners I LLC
1.75%, 09/15/2017(a)	7,400	7,409	2.35%, 06/15/2045(a)	8,400	8,367
Welltower Inc			Sprint Spectrum Co LLC / Sprint Spectrum Co
4.95%, 01/15/2021	5,960	6,562	II LLC / Sprint Spectrum Co III LLC
		$49,628	3.36%, 03/20/2023(a)	7,500	7,519
Retail - 0.31%			Verizon Communications Inc
Home Depot Inc/The			2.61%, 09/14/2018(c)	4,664	4,789
2.00%, 04/01/2021	4,800	4,859	2.63%, 02/21/2020	13,800	14,073
McDonald's Corp			3.65%, 09/14/2018	8,250	8,559
2.75%, 12/09/2020	4,500	4,632	5.50%, 02/15/2018	4,250	4,466
		$9,491	Vodafone Group PLC
Savings & Loans - 0.00%			1.63%, 03/20/2017	6,164	6,172
Washington Mutual Bank / Henderson NV					$96,891
0.00%, 01/15/2013(e),(f),(g)	1,200	—	Transportation - 0.29%
			Ryder System Inc
Software - 1.08%			2.45%, 11/15/2018	8,995	9,121
Microsoft Corp
1.10%, 08/08/2019	9,500	9,441	Trucking & Leasing - 0.27%
1.30%, 11/03/2018	4,750	4,768	Penske Truck Leasing Co Lp / PTL Finance
1.85%, 02/12/2020	4,662	4,716	Corp
Oracle Corp			3.75%, 05/11/2017(a)	8,169	8,268
1.90%, 09/15/2021	4,800	4,781
2.25%, 10/08/2019	4,750	4,856	TOTAL BONDS		$3,047,791
5.75%, 04/15/2018	4,664	4,970	U.S. GOVERNMENT & GOVERNMENT	Principal
		$33,532	AGENCY OBLIGATIONS - 0.03%	Amount (000's) Value (000's)
Student Loan Asset Backed Securities - 3.92%			Federal Home Loan Mortgage Corporation (FHLMC) - 0.00%
KeyCorp Student Loan Trust 2000-A			2.66%, 11/01/2021(c)	$3	$4
1.15%, 05/25/2029(c)	2,407	2,319	2.77%, 09/01/2035(c)	82	87
KeyCorp Student Loan Trust 2004-A			6.00%, 04/01/2017	2	2
1.19%, 10/28/2041(c)	690	688	6.00%, 05/01/2017	5	5
KeyCorp Student Loan Trust 2006-A			7.00%, 12/01/2022	89	93
1.16%, 09/27/2035(c)	27,088	26,814			$191
SLC Private Student Loan Trust 2006-A			Federal National Mortgage Association (FNMA) - 0.03%
1.05%, 07/15/2036(c)	21,405	21,354	2.45%, 12/01/2032(c)	54	56
SLC Private Student Loan Trust 2010-B			2.55%, 11/01/2022(c)	2	2
4.02%, 07/15/2042(a),(c)	1,531	1,561	2.63%, 01/01/2035(c)	98	104
SLM Private Credit Student Loan Trust 2002-			2.67%, 11/01/2032(c)	42	45
A			2.68%, 10/01/2035(c)	253	267
1.40%, 12/16/2030(c)	8,890	8,682	2.68%, 02/01/2037(c)	131	139
SLM Private Credit Student Loan Trust 2004-			2.81%, 07/01/2034(c)	37	39
A			2.87%, 08/01/2034(c)	54	57
1.25%, 06/15/2033(c)	2,417	2,321	2.95%, 07/01/2034(c)	147	155
SLM Private Credit Student Loan Trust 2004-			3.00%, 02/01/2035(c)	24	25
B			4.23%, 11/01/2035(c)	7	7
1.05%, 06/15/2021(c)	2,700	2,695	5.60%, 04/01/2019(c)	2	1
SLM Private Credit Student Loan Trust 2005-			7.50%, 10/01/2029	3	3
B			8.00%, 05/01/2027	2	2
1.03%, 03/15/2023(c)	6,112	6,100	10.00%, 05/01/2022	1	1
1.12%, 12/15/2023(c)	6,765	6,586			$903
SLM Private Credit Student Loan Trust 2006-			Government National Mortgage Association (GNMA) - 0.00%
A			9.00%, 04/20/2025	1	1
1.04%, 12/15/2023(c)	1,690	1,676	10.00%, 01/15/2019	9	9
SLM Private Education Loan Trust 2013-A					$10
1.13%, 08/15/2022(a),(c)	4,888	4,893
			TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
1.77%, 05/17/2027(a)	8,700	8,679
			OBLIGATIONS		$1,104
SLM Private Education Loan Trust 2013-B			Total Investments		$3,125,097
1.18%, 07/15/2022(a),(c)	2,046	2,046
1.85%, 06/17/2030(a),(c)	11,664	11,648	Other Assets and Liabilities - (0.71)%		$(22,155)
			TOTAL NET ASSETS - 100.00%		$3,102,942
SLM Private Education Loan Trust 2014-A
1.13%, 07/15/2022(a),(c)	2,339	2,342
SMB Private Education Loan Trust 2016-C			(a) Security exempt from registration under Rule 144A of the Securities Act of
1.07%, 11/15/2023(a),(c),(f)	11,400	11,400
			1933. These securities may be resold in transactions exempt from
		$121,804	registration, normally to qualified institutional buyers. At the end of the
			period, the value of these securities totaled $811,927 or 26.17% of net
			assets.

See accompanying notes

Schedule of Investments
Short-Term Income Fund
October 31, 2016

(b)	Security purchased on a when-issued basis.
(c)	Variable Rate. Rate shown is in effect at October 31, 2016.
(d)	Security is an Interest Only Strip.
(e)	Non-Income Producing Security
(f)	Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Board of Directors. At the end of the period, the fair value of these securities totaled $24,584 or 0.79% of net assets.
(g)	Security is Illiquid. At the end of the period, the value of these securities totaled $0 or 0.00% of net assets.

Portfolio Summary (unaudited)

Sector	Percent
Financial	28.73%
Asset Backed Securities	24.31%
Consumer, Non-cyclical	9.97%
Utilities	5.08%
Industrial	4.69%
Energy	4.46%
Consumer, Cyclical	4.15%
Mortgage Securities	4.03%
Communications	3.99%
Government	3.41%
Technology	3.23%
Investment Companies	2.46%
Basic Materials	2.20%
Other Assets and Liabilities	(0.71)%
TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
SmallCap Fund
October 31, 2016

COMMON STOCKS - 98.77%	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Automobile Parts & Equipment - 3.71%				Diversified Financial Services (continued)
Cooper Tire & Rubber Co	252,883	$9,293		Houlihan Lokey Inc	71,920	$1,753
Horizon Global Corp (a)	36,180	725		Moelis & Co	61,740	1,568
Tenneco Inc (a)	52,870	2,912		Piper Jaffray Cos (a)	24,169	1,367
Visteon Corp	108,370	7,652		Santander Consumer USA Holdings Inc (a)	247,160	3,015
		$20,582				$12,205
Banks - 10.01%				Electric - 2.85%
Cathay General Bancorp	128,570	3,851		Avista Corp	199,064	8,241
CenterState Banks Inc	107,820	2,014		Portland General Electric Co	173,510	7,572
Central Pacific Financial Corp	206,090	5,282				$15,813
Chemical Financial Corp	37,490	1,610		Electrical Components & Equipment - 2.90%
FCB Financial Holdings Inc (a)	100,550	3,750		Advanced Energy Industries Inc (a)	147,597	7,040
First Busey Corp	41,230	953		EnerSys	97,930	6,378
First Merchants Corp	32,890	926		Insteel Industries Inc	99,400	2,674
First of Long Island Corp/The	30,044	960				$16,092
Great Western Bancorp Inc	215,310	6,942		Electronics - 2.79%
Hanmi Financial Corp	69,180	1,729		II-VI Inc (a)	181,950	5,058
Heartland Financial USA Inc	27,090	1,014		Itron Inc (a)	54,400	2,932
IBERIABANK Corp	123,080	8,080		Vishay Intertechnology Inc	531,250	7,491
Kearny Financial Corp/MD	192,449	2,685				$15,481
PacWest Bancorp	152,700	6,626		Engineering & Construction - 2.87%
TCF Financial Corp	280,820	4,016		Argan Inc	65,280	3,711
Towne Bank/Portsmouth VA	67,690	1,679		Dycom Industries Inc (a)	44,220	3,402
Union Bankshares Corp	69,270	1,935		EMCOR Group Inc	50,520	3,055
WesBanco Inc	43,790	1,441		MasTec Inc (a)	200,890	5,735
		$55,493				$15,903
Biotechnology - 2.07%				Entertainment - 2.03%
Acceleron Pharma Inc (a)	33,640	943		Isle of Capri Casinos Inc (a)	164,128	3,447
Aratana Therapeutics Inc (a)	132,198	1,071		Vail Resorts Inc	48,820	7,784
Bellicum Pharmaceuticals Inc (a)	21,900	363
						$11,231
Bluebird Bio Inc (a)	4,225	202
				Environmental Control - 0.50%

Cambrex Corp(a)	53,340	2,150		AquaVenture Holdings Ltd (a)	62,170	1,320

Cytokinetics Inc - Warrants(a),(b),(c)	110,568	81		Energy Recovery Inc (a)	119,551	1,460
DNIB Unwind Inc - Warrants (a),(b),(c)	17,472	—
Epizyme Inc (a)	24,990	226				$2,780
FibroGen Inc (a)	30,470	504		Food - 2.31%
Genocea Biosciences Inc (a)	76,470	263		Cal-Maine Foods Inc	71,553	2,766
Insmed Inc (a)	67,850	881		Dean Foods Co	331,420	6,052
				SUPERVALU Inc (a)	934,360	4,008
Intercept Pharmaceuticals Inc (a)	3,280	406
MacroGenics Inc (a)	39,150	927				$12,826
NewLink Genetics Corp (a)	20,370	247		Gas - 1.27%
Seattle Genetics Inc (a)	16,180	837		Southwest Gas Corp	97,060	7,033
Spark Therapeutics Inc (a)	9,910	466
Ultragenyx Pharmaceutical Inc (a)	19,870	1,172		Healthcare - Products - 3.55%
				Cynosure Inc (a)	127,310	5,430
Versartis Inc (a)	66,440	734
				ICU Medical Inc (a)	65,060	9,063
		$11,473		K2M Group Holdings Inc (a)	121,800	2,079
Building Materials - 2.62%				Nevro Corp (a)	26,900	2,472
Forterra Inc (a)	123,760	2,129
				STAAR Surgical Co (a)	76,340	645
NCI Building Systems Inc (a)	221,188	3,185
						$19,689
Universal Forest Products Inc	46,980	4,040
US Concrete Inc (a)	103,452	5,162		Healthcare - Services - 1.50%
				HealthSouth Corp	186,120	7,473
		$14,516		Natera Inc (a)	33,260	282
Chemicals - 0.71%				Teladoc Inc (a)	32,740	532
Cabot Corp	75,820	3,953
						$8,287
				Home Builders - 0.92%
Commercial Services - 4.69%				Installed Building Products Inc (a)	153,911	5,087
ABM Industries Inc	138,080	5,396
AMN Healthcare Services Inc (a)	70,060	2,298
				Insurance - 4.04%
Insperity Inc	78,660	5,915
Live Nation Entertainment Inc (a)	106,745	2,954		American Financial Group Inc/OH	94,960	7,075
Navigant Consulting Inc (a)	134,349	3,144		Argo Group International Holdings Ltd	64,159	3,567
PAREXEL International Corp (a)	108,360	6,313		Employers Holdings Inc	97,680	3,062
				James River Group Holdings Ltd	39,050	1,470
		$26,020		MGIC Investment Corp (a)	458,233	3,739
Computers - 2.81%				Primerica Inc	63,470	3,472
CACI International Inc (a)	71,420	6,988
ExlService Holdings Inc (a)	100,600	4,429				$22,385
SecureWorks Corp (a)	96,000	1,132		Internet - 1.89%
Sykes Enterprises Inc (a)	112,960	3,021		CDW Corp/DE	109,007	4,895
				GoDaddy Inc (a)	155,200	5,555
		$15,570
						$10,450
Distribution & Wholesale - 0.57%
SiteOne Landscape Supply Inc (a)	101,180	3,155		Investment Companies - 0.03%
				THL Credit Inc	16,428	151

Diversified Financial Services - 2.20%
Evercore Partners Inc - Class A	83,750	4,502

See accompanying notes

Schedule of Investments
SmallCap Fund
October 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Leisure Products & Services - 0.78%				Savings & Loans (continued)
Planet Fitness Inc (a)	205,100	$4,348		Flagstar Bancorp Inc (a)	86,680	$2,378
				Oritani Financial Corp	83,170	1,302
Machinery - Construction & Mining - 0.76%				Pacific Premier Bancorp Inc (a)	56,730	1,466
Astec Industries Inc	76,580	4,239		Provident Financial Services Inc	183,010	4,152
						$10,265
Machinery - Diversified - 0.81%				Semiconductors - 1.23%
Manitowoc Foodservice Inc (a)	296,547	4,481		Entegris Inc (a)	252,880	4,021
				Qorvo Inc (a)	50,245	2,796
Metal Fabrication & Hardware - 0.82%						$6,817
Atkore International Group Inc (a)	158,033	2,971
				Software - 6.70%
Global Brass & Copper Holdings Inc	53,976	1,549		Apptio Inc (a)	46,610	920
		$4,520		Aspen Technology Inc (a)	189,240	9,318
Mining - 0.40%				Atlassian Corp PLC (a)	93,420	2,509
US Silica Holdings Inc	47,890	2,212		Black Knight Financial Services Inc (a)	90,200	3,550
				Blackbaud Inc	106,990	6,569
Miscellaneous Manufacturers - 1.91%				Blackline Inc (a)	12,310	280
AO Smith Corp	85,640	3,868		Coupa Software Inc (a)	21,453	536
Trinseo SA	128,560	6,743		Manhattan Associates Inc (a)	84,700	4,289
		$10,611		SYNNEX Corp	89,600	9,188
Oil & Gas - 3.45%						$37,159
Callon Petroleum Co (a)	199,890	2,597		Telecommunications - 3.38%
Carrizo Oil & Gas Inc (a)	63,370	2,144		Gigamon Inc (a)	73,880	4,086
Murphy USA Inc (a)	91,050	6,262		NETGEAR Inc (a)	94,360	4,765
PDC Energy Inc (a)	32,770	2,010		Plantronics Inc	133,070	6,881
Rice Energy Inc (a)	107,490	2,374		Quantenna Communications Inc (a)	64,000	959
RSP Permian Inc (a)	66,870	2,414		West Corp	103,160	2,034
Western Refining Inc	46,680	1,347				$18,725
		$19,148		TOTAL COMMON STOCKS		$547,580
Oil & Gas Services - 0.55%				INVESTMENT COMPANIES - 1.45%	Shares Held	Value (000's)
Mammoth Energy Services Inc (a)	162,370	2,192
				Money Market Funds - 1.45%
Pioneer Energy Services Corp (a)	239,520	850
				Goldman Sachs Financial Square Funds -	8,053,545	8,054
		$3,042		Government Fund
Packaging & Containers - 0.70%
Graphic Packaging Holding Co	310,580	3,882		TOTAL INVESTMENT COMPANIES		$8,054
				Total Investments		$555,634
Pharmaceuticals - 4.47%				Other Assets and Liabilities - (0.22)%		$(1,232)
Array BioPharma Inc (a)	147,740	842
				TOTAL NET ASSETS - 100.00%		$554,402
Concert Pharmaceuticals Inc (a)	37,570	290
DexCom Inc (a)	20,200	1,580
Nektar Therapeutics (a)	98,850	1,226		(a) Non-Income Producing Security
Neurocrine Biosciences Inc (a)	15,530	680		(b)		Security is Illiquid. At the end of the period, the value of these securities
Portola Pharmaceuticals Inc (a)	16,960	308		totaled $81 or 0.01% of net assets.
PRA Health Sciences Inc (a)	165,990	8,834		(c)		Fair value of these investments is determined in good faith by the Manager
Prestige Brands Holdings Inc (a)	168,040	7,609		under procedures established and periodically reviewed by the Board of
ProQR Therapeutics NV (a)	23,625	123		Directors. At the end of the period, the fair value of these securities totaled
Proteon Therapeutics Inc (a)	66,920	666		$81 or 0.01% of net assets.
Revance Therapeutics Inc (a)	25,963	346
SCYNEXIS Inc (a)	73,560	236
TESARO Inc (a)	8,960	1,083
Vanda Pharmaceuticals Inc (a)	64,225	954		Portfolio Summary (unaudited)
		$24,777		Sector		Percent
REITS - 8.58%				Financial		26.71%
Armada Hoffler Properties Inc	228,640	3,070		Consumer, Non-cyclical		18.59%
CYS Investments Inc	467,980	4,034		Industrial		16.68%
First Industrial Realty Trust Inc	293,070	7,740		Consumer, Cyclical		11.55%
Highwoods Properties Inc	133,450	6,623		Technology		10.74%
Kite Realty Group Trust	192,690	4,804		Communications		5.27%
Mack-Cali Realty Corp	289,970	7,446		Utilities		4.12%
MedEquities Realty Trust Inc (a)	287,038	3,327		Energy		4.00%
Monmouth Real Estate Investment Corp	104,490	1,428		Investment Companies		1.45%
QTS Realty Trust Inc	88,700	4,077		Basic Materials		1.11%
Ramco-Gershenson Properties Trust	289,550	5,021		Other Assets and Liabilities		(0.22)%
		$47,570		TOTAL NET ASSETS		100.00%
Retail - 3.54%
At Home Group Inc (a)	185,670	2,079
Big 5 Sporting Goods Corp	64,350	997
Caleres Inc	270,840	6,774
GMS Inc (a)	107,388	2,232
Michaels Cos Inc/The (a)	186,960	4,347
Tile Shop Holdings Inc (a)	187,620	3,180
		$19,609
Savings & Loans - 1.85%
Banc of California Inc	72,710	967

See accompanying notes

Schedule of Investments
SmallCap Growth Fund I
October 31, 2016

COMMON STOCKS - 93.51%	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Advertising - 0.00%				Banks (continued)
MDC Partners Inc	2,891	$24		CU Bancorp (a)	602	$14
				Customers Bancorp Inc (a)	53,719	1,454
Aerospace & Defense - 0.85%				Eagle Bancorp Inc (a)	3,325	163
Aerojet Rocketdyne Holdings Inc (a)	4,080	72		FCB Financial Holdings Inc (a)	73,690	2,749
Aerovironment Inc (a)	730	18		First Connecticut Bancorp Inc/Farmington CT	827	15
Astronics Corp (a)	4,573	169		First Financial Bankshares Inc	5,486	199
Astronics Corp - Class B (a)	685	25		First Foundation Inc (a)	755	19
Curtiss-Wright Corp	6,439	577		Franklin Financial Network Inc (a)	588	19
HEICO Corp	137,574	9,294		Heritage Commerce Corp	974	11
Kaman Corp	1,402	61		Home BancShares Inc/AR	16,588	357
KLX Inc (a)	43,160	1,486		Live Oak Bancshares Inc	78,945	1,259
Moog Inc (a)	1,441	84		National Bank Holdings Corp	4,498	109
National Presto Industries Inc	169	15		Opus Bank	125,147	2,509
Teledyne Technologies Inc (a)	2,238	241		Park Sterling Corp	3,769	32
		$12,042		Pinnacle Financial Partners Inc	1,475	76
Agriculture - 0.01%				PrivateBancorp Inc	118,520	5,362
Alico Inc	261	7		Prosperity Bancshares Inc	93,951	5,211
				Provident Bancorp Inc (a)	345	6
Limoneira Co	2,101	41
Turning Point Brands Inc (a)	951	12		ServisFirst Bancshares Inc	3,188	173
				Signature Bank/New York NY (a)	40,166	4,842
Vector Group Ltd	5,520	116
				SVB Financial Group (a)	55,227	6,753
		$176
				Texas Capital Bancshares Inc (a)	431	26
Airlines - 0.35%
Allegiant Travel Co	1,814	250		Union Bankshares Inc/Morrisville VT	615	20
Hawaiian Holdings Inc (a)	10,629	479		Veritex Holdings Inc (a)	696	12
Spirit Airlines Inc (a)	84,522	4,051		Walker & Dunlop Inc (a)	3,163	76
Virgin America Inc (a)	2,482	135		Western Alliance Bancorp (a)	177,235	6,621
		$4,915		Western New England Bancorp Inc	729	6
Apparel - 0.46%						$48,346
Columbia Sportswear Co	3,710	210		Beverages - 0.05%
Deckers Outdoor Corp (a)	1,346	70		Boston Beer Co Inc/The (a)	1,779	276
Oxford Industries Inc	3,690	232		Coca-Cola Bottling Co Consolidated	860	122
Sequential Brands Group Inc (a)	272,839	1,965		Craft Brew Alliance Inc (a)	860	14
Steven Madden Ltd (a)	114,307	3,818		Farmer Brothers Co (a)	1,467	48
Superior Uniform Group Inc	1,742	31		MGP Ingredients Inc	2,251	79
				National Beverage Corp (a)	2,168	102
Weyco Group Inc	326	8		Primo Water Corp (a)	4,073	53
Wolverine World Wide Inc	5,302	113
		$6,447				$694
Automobile Manufacturers - 0.01%				Biotechnology - 4.82%
Blue Bird Corp (a)	736	11		Acceleron Pharma Inc (a)	82,091	2,301
Navistar International Corp (a)	417	9		Achillion Pharmaceuticals Inc (a)	21,507	135
Wabash National Corp (a)	7,018	79		Acorda Therapeutics Inc (a)	1,067	19
Workhorse Group Inc (a)	2,168	14		Aduro Biotech Inc (a)	6,377	69
				Advaxis Inc (a)	6,407	52
		$113		Agenus Inc (a)	10,721	43
Automobile Parts & Equipment - 0.16%				Alder Biopharmaceuticals Inc (a)	308,592	7,483
American Axle & Manufacturing Holdings Inc	17,772	318		AMAG Pharmaceuticals Inc (a)	1,884	48
(a)
				Anavex Life Sciences Corp (a)	5,745	16
Cooper-Standard Holding Inc (a)	3,158	288
				ANI Pharmaceuticals Inc (a)	1,529	91
Dorman Products Inc (a)	5,728	368
				Applied Genetic Technologies Corp/DE (a)	44,595	319
Douglas Dynamics Inc	3,704	119		Aptevo Therapeutics Inc (a)	2,889	6
Gentherm Inc (a)	5,040	142
				Aratana Therapeutics Inc (a)	6,251	51
Horizon Global Corp (a)	3,681	74
				Ardelyx Inc (a)	909	11
Metaldyne Performance Group Inc	2,229	34		Arena Pharmaceuticals Inc (a)	42,345	63
Miller Industries Inc/TN	458	10		Argos Therapeutics Inc (a)	2,575	11
Motorcar Parts of America Inc (a)	3,158	83
				ARIAD Pharmaceuticals Inc (a)	317,199	2,766
Standard Motor Products Inc	3,734	183		Arrowhead Pharmaceuticals Inc (a)	9,937	58
Supreme Industries Inc	1,792	22		Asterias Biotherapeutics Inc (a)	3,991	13
Tenneco Inc (a)	11,377	627
				Asterias Biotherapeutics Inc - Warrants (a)	354	—
Unique Fabricating Inc	1,716	21		Atara Biotherapeutics Inc (a)	237	3
		$2,289		Athersys Inc (a)	12,595	23
Banks - 3.43%				Audentes Therapeutics Inc (a)	111,092	1,776
Allegiance Bancshares Inc (a)	394	10
				Bellicum Pharmaceuticals Inc (a)	2,462	41
Ameris Bancorp	3,418	124		BioCryst Pharmaceuticals Inc (a)	10,765	44
Atlantic Capital Bancshares Inc (a)	751	11
				BioTime Inc (a)	12,430	40
Bank of the Ozarks Inc	142,937	5,283		Bluebird Bio Inc (a)	63,022	3,009
Bankwell Financial Group Inc	393	10		Blueprint Medicines Corp (a)	3,522	106
Blue Hills Bancorp Inc	440	7		Cambrex Corp (a)	4,404	178
BNC Bancorp	487	12		Cellular Biomedicine Group Inc (a)	1,487	18
Cardinal Financial Corp	493	13		Charles River Laboratories International Inc	129,405	9,819
Cass Information Systems Inc	1,320	71		(a)
Chemical Financial Corp	5,366	230		ChemoCentryx Inc (a)	3,754	22
CoBiz Financial Inc	846	11		ChromaDex Corp (a)	6,893	19
ConnectOne Bancorp Inc	242,702	4,454		Coherus Biosciences Inc (a)	89,356	2,444
County Bancorp Inc	844	17		Curis Inc (a)	19,947	52

See accompanying notes

Schedule of Investments
SmallCap Growth Fund I
October 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Biotechnology (continued)				Biotechnology (continued)
Cytokinetics Inc (a)	5,958	$58		XBiotech Inc (a)	3,077	$41
CytomX Therapeutics Inc (a)	3,594	41		ZIOPHARM Oncology Inc (a)	21,806	124
CytRx Corp (a)	11,197	5				$68,027
Dermira Inc (a)	3,342	105		Building Materials - 1.70%
Dimension Therapeutics Inc (a)	864	4		AAON Inc	5,596	168
Dynavax Technologies Corp (a)	6,972	65		Apogee Enterprises Inc	120,001	4,890
Edge Therapeutics Inc (a)	1,239	13		Armstrong Flooring Inc (a)	391	6
Editas Medicine Inc (a)	1,208	17		Boise Cascade Co (a)	4,569	88
Eiger BioPharmaceuticals Inc (a)	609	7		Builders FirstSource Inc (a)	11,386	110
Emergent BioSolutions Inc (a)	5,888	157		Caesarstone Ltd (a)	4,910	174
Endocyte Inc (a)	2,252	6		Continental Building Products Inc (a)	6,657	136
Enzo Biochem Inc (a)	8,591	52		Drew Industries Inc	4,999	448
Epizyme Inc (a)	5,050	46		Gibraltar Industries Inc (a)	5,272	205
Exact Sciences Corp (a)	19,144	298		Griffon Corp	4,805	80
Exelixis Inc (a)	189,019	2,002		Headwaters Inc (a)	167,761	2,752
FibroGen Inc (a)	9,490	157		Louisiana-Pacific Corp (a)	26,095	479
Five Prime Therapeutics Inc (a)	1,105	54		LSI Industries Inc	1,117	10
Fortress Biotech Inc (a)	5,998	14		Masonite International Corp (a)	54,890	3,123
Foundation Medicine Inc (a)	2,369	54		NCI Building Systems Inc (a)	5,239	75
Galena Biopharma Inc (a)	31,755	7		Patrick Industries Inc (a)	3,471	199
Geron Corp (a)	26,081	48		PGT Inc (a)	8,741	86
GlycoMimetics Inc (a)	1,802	11		Ply Gem Holdings Inc (a)	4,387	60
Halozyme Therapeutics Inc (a)	19,698	170		Quanex Building Products Corp	790	13
Idera Pharmaceuticals Inc (a)	14,522	23		Simpson Manufacturing Co Inc	8,703	372
ImmunoGen Inc (a)	15,101	28		Summit Materials Inc (a)	333,914	6,257
Immunomedics Inc (a)	14,313	33		Trex Co Inc (a)	70,523	3,795
Incyte Corp (a)	14,501	1,261		Universal Forest Products Inc	3,704	318
Infinity Pharmaceuticals Inc (a)	8,458	10		US Concrete Inc (a)	2,686	134
Innoviva Inc (a)	19,231	198				$23,978
Inovio Pharmaceuticals Inc (a)	11,885	77
				Chemicals - 0.83%
Insmed Inc (a)	214,875	2,789
				Aceto Corp	5,026	92
Intellia Therapeutics Inc (a)	1,229	17
				Balchem Corp	4,316	328
Intercept Pharmaceuticals Inc (a)	11,313	1,400		Chemours Co/The	31,796	522
Intrexon Corp (a)	26,066	680		Chemtura Corp (a)	4,530	149
Karyopharm Therapeutics Inc (a)	889	6		Codexis Inc (a)	6,701	34
Kite Pharma Inc (a)	7,065	313		Ferro Corp (a)	11,555	150
Lexicon Pharmaceuticals Inc (a)	7,563	112		GCP Applied Technologies Inc (a)	8,258	213
Ligand Pharmaceuticals Inc (a)	3,435	329		Hawkins Inc	484	20
Lion Biotechnologies Inc (a)	9,504	59
				HB Fuller Co	6,902	290
Loxo Oncology Inc (a)	2,347	49		Ingevity Corp (a)	4,716	195
MacroGenics Inc (a)	81,209	1,923		Innophos Holdings Inc	3,239	149
Medicines Co/The (a)	96,763	3,189
				KMG Chemicals Inc	1,000	27
Merrimack Pharmaceuticals Inc (a)	13,294	69		Koppers Holdings Inc (a)	3,085	101
Momenta Pharmaceuticals Inc (a)	2,744	31		Landec Corp (a)	1,363	18
Myriad Genetics Inc (a)	12,189	240
				Minerals Technologies Inc	4,348	292
NeoGenomics Inc (a)	139,984	1,128		OMNOVA Solutions Inc (a)	5,553	42
NewLink Genetics Corp (a)	2,905	35		PolyOne Corp	276,013	8,068
Novavax Inc (a)	48,096	73
				Quaker Chemical Corp	2,411	259
OncoMed Pharmaceuticals Inc (a)	3,794	34
				Rayonier Advanced Materials Inc	5,205	67
Organovo Holdings Inc (a)	15,151	38		Sensient Technologies Corp	6,103	455
Otonomy Inc (a)	115,105	1,738
				Stepan Co	1,368	97
OvaScience Inc (a)	745	4		Univar Inc (a)	5,841	130
Pacific Biosciences of California Inc (a)	15,118	129
						$11,698
Paratek Pharmaceuticals Inc (a)	3,497	37
				Commercial Services - 6.70%
(a)
Pfenex Inc	3,008	24		Advisory Board Co/The (a)	124,027	4,936
(a)
PharmAthene Inc	10,318	28		Alarm.com Holdings Inc (a)	92,742	2,706
(a)
Prothena Corp PLC	66,973	3,203		Albany Molecular Research Inc (a)	104,074	1,622
(a)
Puma Biotechnology Inc	4,453	171		AMN Healthcare Services Inc (a)	11,060	363
Rigel Pharmaceuticals Inc (a)	13,209	34
				Barrett Business Services Inc	1,364	61
(a)
Sage Therapeutics Inc	71,363	3,107		Bright Horizons Family Solutions Inc (a)	319,803	21,397
Sangamo BioSciences Inc (a)	12,146	43
				Brink's Co/The	9,592	379
Selecta Biosciences Inc (a)	729	13
				Capella Education Co	2,026	148
(a)
Spark Therapeutics Inc	3,473	163		Cardtronics PLC (a)	10,003	500
(a)
Spectrum Pharmaceuticals Inc	3,460	12		Care.com Inc (a)	3,619	33
Stemline Therapeutics Inc (a)	438	5
				Carriage Services Inc	2,685	63
Syndax Pharmaceuticals Inc (a)	394	5
				CEB Inc	66,859	3,253
(a)
Synthetic Biologics Inc	13,319	19		Cimpress NV (a)	77,170	6,424
Theravance Biopharma Inc (a)	5,028	126
				Collectors Universe Inc	1,743	33
(a)
Tobira Therapeutics Inc	1,559	66		CoreLogic Inc/United States (a)	115,098	4,899
(a)
Tokai Pharmaceuticals Inc	1,744	2		CorVel Corp (a)	1,974	68
(a)
Trovagene Inc	4,551	16		CoStar Group Inc (a)	35,317	6,608
(a)
Ultragenyx Pharmaceutical Inc	173,018	10,206		Cotiviti Holdings Inc (a)	101,632	3,138
Veracyte Inc (a)	3,348	24
				CPI Card Group Inc	2,579	14
Versartis Inc (a)	311	3

See accompanying notes

Schedule of Investments
SmallCap Growth Fund I
October 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Commercial Services (continued)				Computers (continued)
Cross Country Healthcare Inc (a)	6,402	$71		Qualys Inc (a)	3,791	$141
Deluxe Corp	9,652	591		Radisys Corp (a)	6,611	28
EVERTEC Inc	14,671	222		Science Applications International Corp	8,963	618
Forrester Research Inc	1,981	74		Silicon Graphics International Corp (a)	6,243	48
Franklin Covey Co (a)	1,836	34		Silver Spring Networks Inc (a)	6,617	93
FTI Consulting Inc (a)	1,855	72		Stratasys Ltd (a)	3,097	59
Global Payments Inc	50,917	3,692		Super Micro Computer Inc (a)	4,182	99
Grand Canyon Education Inc (a)	6,198	270		Syntel Inc	7,481	150
Great Lakes Dredge & Dock Corp (a)	1,497	5		TeleTech Holdings Inc	3,187	90
Green Dot Corp (a)	4,100	91		Unisys Corp (a)	6,528	68
Hackett Group Inc/The	4,652	75		USA Technologies Inc (a)	6,131	28
Healthcare Services Group Inc	206,927	7,650		Varonis Systems Inc (a)	62,918	1,796
HealthEquity Inc (a)	9,659	321		Virtusa Corp (a)	4,995	95
HMS Holdings Corp (a)	18,838	397		Vocera Communications Inc (a)	3,621	67
Huron Consulting Group Inc (a)	1,397	78				$43,783

INC Research Holdings Inc (a)	9,249	423		Consumer Products - 0.06%
Information Services Group Inc (a)	7,241	29		Central Garden & Pet Co (a)	370	9
Insperity Inc	3,574	269		Central Garden & Pet Co - A Shares (a)	891	21
Kforce Inc	4,721	82		Helen of Troy Ltd (a)	5,597	456
Korn/Ferry International	4,593	94		WD-40 Co	2,945	314

Landauer Inc	1,922	84				$800
LendingTree Inc (a)	45,051	3,597
				Cosmetics & Personal Care - 0.21%
Liberty Tax Inc	1,438	17		Avon Products Inc	17,109	112
LifeLock Inc (a)	11,644	187		elf Beauty Inc (a)	104,806	2,710
Matthews International Corp	55,502	3,325		Inter Parfums Inc	1,575	51
Medifast Inc	1,978	81		Revlon Inc (a)	666	23
Monro Muffler Brake Inc	4,307	237				$2,896

National Research Corp	1,858	29		Distribution & Wholesale - 1.50%
(a)
Neff Corp	1,286	12		Beacon Roofing Supply Inc (a)	11,945	502
Nutrisystem Inc	87,373	2,770		Core-Mark Holding Co Inc	115,087	4,068
(a)
On Assignment Inc	7,009	241		G-III Apparel Group Ltd (a)	4,645	121
PAREXEL International Corp (a)	10,617	619
				H&E Equipment Services Inc	302,158	4,216
Patriot National Inc (a)	2,051	13
				Pool Corp	61,840	5,725
(a)
Paylocity Holding Corp	173,661	7,553		SiteOne Landscape Supply Inc (a)	206,487	6,438
PFSweb Inc (a)	2,736	20
				Triton International Ltd/Bermuda	1,539	19
Quad/Graphics Inc	3,055	73		Veritiv Corp (a)	194	10
ServiceSource International Inc (a)	7,730	37
						$21,099
Sotheby's	6,464	232
SP Plus Corp (a)	3,158	80		Diversified Financial Services - 1.67%
				Altisource Portfolio Solutions SA (a)	2,132	55
Strayer Education Inc (a)	1,007	59
Team Health Holdings Inc (a)	9,300	398		BGC Partners Inc	45,591	392
				Blackhawk Network Holdings Inc (a)	7,549	260
Team Inc (a)	22,203	683
				Cohen & Steers Inc	5,261	196
Travelport Worldwide Ltd	11,888	168
TriNet Group Inc (a)	5,724	107		Diamond Hill Investment Group Inc	560	102
				Ellie Mae Inc (a)	66,970	7,092
TrueBlue Inc (a)	2,553	45
Vectrus Inc (a)	653	11		Evercore Partners Inc - Class A	7,931	426
				Financial Engines Inc	7,353	203
Viad Corp	2,245	93
Weight Watchers International Inc (a)	5,115	53		GAIN Capital Holdings Inc	1,285	6
WEX Inc (a)	22,121	2,413		GAMCO Investors Inc	306	9
				Greenhill & Co Inc	3,679	86
		$94,422		Hennessy Advisors Inc	641	19
Computers - 3.11%				Houlihan Lokey Inc	154,653	3,769
3D Systems Corp (a)	14,716	204
				Investment Technology Group Inc	1,045	16
(a)
Agilysys Inc	496	5		LendingClub Corp (a)	19,641	97
Barracuda Networks Inc (a)	4,375	102
				Medley Management Inc	1,161	10
Carbonite Inc (a)	3,916	67
				Moelis & Co	3,482	88
Convergys Corp	11,085	324		Nationstar Mortgage Holdings Inc (a)	2,856	43
Cray Inc (a)	9,610	200
				OM Asset Management PLC	5,132	72
Datalink Corp (a)	1,233	12
				Pzena Investment Management Inc	2,594	19
Diebold Inc	3,124	68		Regional Management Corp (a)	357	8
Electronics For Imaging Inc (a)	88,429	3,761
				Silvercrest Asset Management Group Inc	1,616	19
(a)
EPAM Systems Inc	157,694	10,150		Stifel Financial Corp (a)	114,244	4,472
ExlService Holdings Inc (a)	7,549	332
				Virtu Financial Inc	104,805	1,341
ExOne Co/The (a)	378	4
				Waddell & Reed Financial Inc	1,030	16
(a)
Fleetmatics Group PLC	5,373	322		WageWorks Inc (a)	75,803	4,468
Genpact Ltd (a)	369,407	8,493
				Westwood Holdings Group Inc	1,479	76
Globant SA (a)	6,324	275
				WisdomTree Investments Inc	16,013	137
KEYW Holding Corp/The (a)	28,299	297
Lumentum Holdings Inc (a)	99,700	3,350				$23,497
				Electric - 0.03%
MAXIMUS Inc	145,071	7,552
Mercury Systems Inc (a)	101,413	2,817		MGE Energy Inc	3,368	197
Mitek Systems Inc (a)	6,391	43		Ormat Technologies Inc	3,836	185
				Spark Energy Inc	1,053	25
MTS Systems Corp	2,854	136
Nutanix Inc (a)	72,432	1,775				$407
Pure Storage Inc (a)	9,261	114

See accompanying notes

Schedule of Investments
SmallCap Growth Fund I
October 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Electrical Components & Equipment - 0.86%				Environmental Control (continued)
Advanced Energy Industries Inc (a)	152,541	$7,277		Aqua Metals Inc (a)	2,038	$18
Belden Inc	8,563	555		Energy Recovery Inc (a)	6,639	81
Energous Corp (a)	2,754	37		Heritage-Crystal Clean Inc (a)	1,740	23
EnerSys	3,178	207		MSA Safety Inc	2,932	171
Generac Holdings Inc (a)	73,539	2,801		Tetra Tech Inc	28,601	1,100
General Cable Corp	8,329	117		US Ecology Inc	3,001	127
Insteel Industries Inc	3,423	92		Waste Connections Inc	262,425	19,737
Littelfuse Inc	4,405	614				$23,653
Novanta Inc (a)	2,047	36		Food - 0.90%
Universal Display Corp (a)	5,686	294		Amplify Snack Brands Inc (a)	5,368	78
Vicor Corp (a)	2,782	35		B&G Foods Inc	13,051	553
		$12,065		Calavo Growers Inc	3,400	201
Electronics - 2.10%				Cal-Maine Foods Inc	3,258	126
Allied Motion Technologies Inc	1,338	26		Chefs' Warehouse Inc/The (a)	279,478	3,186
Applied Optoelectronics Inc (a)	86,700	1,667		Darling Ingredients Inc (a)	11,386	155
Badger Meter Inc	6,691	215		Dean Foods Co	11,640	213
Brady Corp	7,938	263		Fairway Group Holdings Corp (a),(b)	4,759	—
Coherent Inc (a)	4,966	517		Fresh Del Monte Produce Inc	1,338	81
ESCO Technologies Inc	176,134	7,847		Inventure Foods Inc (a)	3,421	29
FARO Technologies Inc (a)	972	33		J&J Snack Foods Corp	2,067	252
Fluidigm Corp (a)	5,808	27		John B Sanfilippo & Son Inc	498	25
II-VI Inc (a)	5,966	166		Lancaster Colony Corp	2,586	338
IMAX Corp (a)	286,774	8,675		Lifeway Foods Inc (a)	952	17
Itron Inc (a)	4,593	248		Performance Food Group Co (a)	5,087	122
Mesa Laboratories Inc	566	71		Smart & Final Stores Inc (a)	3,249	39
Methode Electronics Inc	8,126	253		Tootsie Roll Industries Inc	3,175	113
NVE Corp	528	30		TreeHouse Foods Inc (a)	81,736	7,150
Rogers Corp (a)	2,160	118				$12,678
Sparton Corp (a)	401	10		Food Service - 0.30%
Stoneridge Inc (a)	5,351	79		AdvancePierre Foods Holdings Inc	149,918	4,192
TASER International Inc (a)	7,201	161
Watts Water Technologies Inc	3,557	213		Forest Products & Paper - 0.04%
Woodward Inc	152,715	9,007		Clearwater Paper Corp (a)	2,356	125
ZAGG Inc (a)	1,196	8		Deltic Timber Corp (c)	1,900	107
		$29,634		Neenah Paper Inc	3,843	307
Energy - Alternate Sources - 0.01%				Orchids Paper Products Co	1,774	46
Pattern Energy Group Inc	7,371	165		Schweitzer-Mauduit International Inc	789	29
Renewable Energy Group Inc (a)	636	5				$614
		$170		Gas - 0.01%
Engineering & Construction - 1.10%				Chesapeake Utilities Corp	231	15
Argan Inc	2,613	149		New Jersey Resources Corp	942	32
Comfort Systems USA Inc	8,409	243		Southwest Gas Corp	1,315	95
Dycom Industries Inc (a)	140,544	10,812		WGL Holdings Inc	350	22
EMCOR Group Inc	2,827	171				$164
Exponent Inc	3,530	202		Hand & Machine Tools - 0.45%
Granite Construction Inc	4,119	202		Franklin Electric Co Inc	5,960	217
Hill International Inc (a)	3,755	14		Lincoln Electric Holdings Inc	92,945	6,119
IES Holdings Inc (a)	1,723	26		Milacron Holdings Corp (a)	2,317	34
MasTec Inc (a)	13,783	393				$6,370
Mistras Group Inc (a)	3,327	70
				Healthcare - Products - 4.63%
NV5 Global Inc (a)	1,167	33
				Abaxis Inc	3,040	145
Orion Group Holdings Inc (a)	1,392	11		Accuray Inc (a)	15,502	76
TopBuild Corp (a)	2,778	84		Align Technology Inc (a)	57,027	4,900
Tutor Perini Corp (a)	159,949	3,047
				Analogic Corp	1,033	85
		$15,457		AtriCure Inc (a)	96,625	1,762
Entertainment - 1.41%				Atrion Corp	263	115
AMC Entertainment Holdings Inc	456	14		Avinger Inc (a)	3,616	13
Churchill Downs Inc	27,802	3,781		AxoGen Inc (a)	5,322	47
Eldorado Resorts Inc (a)	5,172	63		BioTelemetry Inc (a)	5,374	95
Golden Entertainment Inc	865	10		Cantel Medical Corp	30,674	2,185
Isle of Capri Casinos Inc (a)	4,733	99		Cardiovascular Systems Inc (a)	6,177	145
Marriott Vacations Worldwide Corp	188	12		Cepheid (a)	13,121	694
National CineMedia Inc	426,619	5,917		Cerus Corp (a)	16,683	80
Penn National Gaming Inc (a)	176,080	2,277		CryoLife Inc	4,278	73
Pinnacle Entertainment Inc (a)	1,195	14		Cutera Inc (a)	2,999	39
Reading International Inc (a)	1,096	15		Cynosure Inc (a)	5,746	245
Red Rock Resorts Inc	5,694	125		Endologix Inc (a)	10,988	115
Scientific Games Corp (a)	9,853	122		Entellus Medical Inc (a)	1,788	37
SeaWorld Entertainment Inc	9,082	127		GenMark Diagnostics Inc (a)	7,691	82
Vail Resorts Inc	45,860	7,312		Genomic Health Inc (a)	3,357	100
		$19,888		Glaukos Corp (a)	146,340	4,888
Environmental Control - 1.68%				Globus Medical Inc (a)	16,066	356
Advanced Disposal Services Inc (a)	119,634	2,396		Henry Schein Inc (a)	47,805	7,132

See accompanying notes

Schedule of Investments
SmallCap Growth Fund I
October 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Healthcare - Products (continued)				Healthcare - Services (continued)
ICU Medical Inc (a)	2,423	$338		US Physical Therapy Inc	2,370	$135
IDEXX Laboratories Inc (a)	100,439	10,761				$24,944

Inogen Inc (a)	4,172	224		Holding Companies - Diversified - 0.03%
Insulet Corp (a)	7,940	295		HRG Group Inc (a)	24,782	373
Integer Holdings Corp (a)	66,111	1,458

Integra LifeSciences Holdings Corp (a)	6,336	504		Home Builders - 0.37%
Intersect ENT Inc (a)	4,923	72		AV Homes Inc (a)	796	13
InVivo Therapeutics Holdings Corp (a)	6,477	28		Cavco Industries Inc (a)	1,154	107
iRadimed Corp (a)	1,170	11		Century Communities Inc (a)	407	8
iRhythm Technologies Inc (a)	8,038	201		Installed Building Products Inc (a)	117,437	3,881
IRIDEX Corp (a)	1,809	24		KB Home	6,672	97
K2M Group Holdings Inc (a)	145,582	2,485		LGI Homes Inc (a)	2,837	84
LeMaitre Vascular Inc	2,905	61		M/I Homes Inc (a)	1,126	24
Luminex Corp (a)	6,131	128		MDC Holdings Inc	2,033	48
Masimo Corp (a)	8,704	479		Meritage Homes Corp (a)	20,640	639
Medgenics Inc (a)	4,858	23		PICO Holdings Inc (a)	538	7
Meridian Bioscience Inc	6,919	114		Taylor Morrison Home Corp (a)	5,785	99
Merit Medical Systems Inc (a)	6,109	134		TRI Pointe Group Inc (a)	1,213	13
MiMedx Group Inc (a)	18,657	166		UCP Inc (a)	708	6
NanoString Technologies Inc (a)	3,032	59		Winnebago Industries Inc	5,199	147
Natus Medical Inc (a)	4,488	177				$5,173
Nevro Corp (a)	98,839	9,085
				Home Furnishings - 0.38%
Novadaq Technologies Inc (a)	159,112	1,768		American Woodmark Corp (a)	3,130	234
NuVasive Inc (a)	10,099	603		Bassett Furniture Industries Inc	1,288	29
NxStage Medical Inc (a)	8,791	200
				DTS Inc/CA	3,125	132
OraSure Technologies Inc (a)	11,104	83
				Ethan Allen Interiors Inc	4,776	147
Orthofix International NV (a)	3,443	126		Hooker Furniture Corp	525	14
Oxford Immunotec Global PLC (a)	4,524	58		iRobot Corp (a)	6,193	314
Penumbra Inc (a)	81,845	5,397
				La-Z-Boy Inc	6,448	151
Quidel Corp (a)	4,937	95		Select Comfort Corp (a)	6,294	121
Repligen Corp (a)	6,128	175		Tempur Sealy International Inc (a)	75,053	4,058
Rockwell Medical Inc (a)	8,712	51		Universal Electronics Inc (a)	1,969	138
SeaSpine Holdings Corp (a)	1	—
						$5,338
Spectranetics Corp/The (a)	5,937	129
				Housewares - 0.00%
STAAR Surgical Co (a)	8,088	68
				Libbey Inc	770	12
Surmodics Inc (a)	2,615	65
T2 Biosystems Inc (a)	2,570	16
				Insurance - 0.20%
Tandem Diabetes Care Inc (a)	4,286	26
				AMERISAFE Inc	3,625	202
Utah Medical Products Inc	735	46		Atlas Financial Holdings Inc (a)	51,640	886
Vascular Solutions Inc (a)	3,280	150
				Crawford & Co	2,536	29
(a)
Zeltiq Aesthetics Inc	179,042	5,926		eHealth Inc (a)	3,625	28
		$65,218		Essent Group Ltd (a)	15,601	412
Healthcare - Services - 1.77%				Maiden Holdings Ltd	1,808	25
AAC Holdings Inc (a)	2,082	34
				National General Holdings Corp	8,055	166
Acadia Healthcare Co Inc (a)	89,779	3,228		National Interstate Corp	479	15
Addus HomeCare Corp (a)	479	12
				Primerica Inc	9,601	525
Adeptus Health Inc (a)	2,684	81
				RLI Corp	6,360	354
Air Methods Corp (a)	4,941	131		State National Cos Inc	986	10
Almost Family Inc (a)	605	24		Third Point Reinsurance Ltd (a)	763	9
Amedisys Inc (a)	3,872	167		Trupanion Inc (a)	2,707	44
American Renal Associates Holdings Inc (a)	1,877	33		United Insurance Holdings Corp	2,534	37
Amsurg Corp (a)	79,865	4,772
				Universal Insurance Holdings Inc	4,521	96
Capital Senior Living Corp (a)	5,496	88
						$2,838

Chemed Corp	3,484	493		Internet - 5.84%

Civitas Solutions Inc(a)	3,234	55		1-800-Flowers.com Inc (a)	2,344	22
Ensign Group Inc/The	6,487	120		8x8 Inc (a)	376,646	5,368

Genesis Healthcare Inc(a)	6,378	17		Angie's List Inc (a)	7,337	56
HealthSouth Corp	18,021	723		Autobytel Inc (a)	690	11
(a)
ICON PLC	75,794	6,085		Blucora Inc (a)	1,692	23
Invitae Corp (a)	4,003	31
				Blue Nile Inc	2,191	77

Laboratory Corp of America Holdings(a)	17,510	2,195		Boingo Wireless Inc (a)	3,890	38

LHC Group Inc(a)	369	13		ChannelAdvisor Corp (a)	142,807	1,571

Magellan Health Inc(a)	2,387	123		Chegg Inc (a)	419,884	2,792
Molina Healthcare Inc (a)	3,971	216
				Cogent Communications Holdings Inc	477,384	17,615

Natera Inc(a)	4,589	39		comScore Inc (a)	99,693	2,870

Nobilis Health Corp(a)	3,493	12		Corindus Vascular Robotics Inc (a)	12,273	9

Providence Service Corp/The(a)	2,501	101		DHI Group Inc (a)	9,946	57
Quorum Health Corp (a)	6,567	26
				Endurance International Group Holdings Inc	10,945	80

RadNet Inc(a)	7,945	55		(a)

Select Medical Holdings Corp(a)	6,766	88		ePlus Inc (a)	906	83

Surgery Partners Inc(a)	2,349	38		Etsy Inc (a)	14,490	188
Surgical Care Affiliates Inc (a)	6,450	276
				Expedia Inc	42,581	5,503

Teladoc Inc(a)	340,518	5,533		Global Eagle Entertainment Inc (a)	572,052	4,605

See accompanying notes

Schedule of Investments
SmallCap Growth Fund I
October 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Internet (continued)				Machinery - Diversified (continued)
GrubHub Inc (a)	16,471	$628		Nordson Corp	61,550	$6,163
HealthStream Inc (a)	4,982	134		Power Solutions International Inc (a)	684	7
Imperva Inc (a)	40,122	1,481		Tennant Co	41,733	2,627
Intralinks Holdings Inc (a)	1,488	14				$29,678
Lionbridge Technologies Inc (a)	11,635	56		Media - 0.72%
MeetMe Inc (a)	7,786	38		Central European Media Enterprises Ltd (a)	14,249	35
Mimecast Ltd (a)	147,626	2,988		Entravision Communications Corp	12,154	81
New Media Investment Group Inc	1,583	23		Gray Television Inc (a)	7,304	65
NIC Inc	15,222	349		Hemisphere Media Group Inc (a)	1,493	17
Overstock.com Inc (a)	2,801	41		Houghton Mifflin Harcourt Co (a)	11,480	145
Pandora Media Inc (a)	290,511	3,291		Liberty Media Corp-Liberty Media (a)	206,784	5,755
Perficient Inc (a)	4,945	92		Liberty Media Corp-Liberty Media (a)	1,038	28
Proofpoint Inc (a)	175,288	13,739		MSG Networks Inc (a)	6,402	122
Q2 Holdings Inc (a)	237,651	6,678		Nexstar Broadcasting Group Inc	66,987	3,269
Quotient Technology Inc (a)	8,732	93		Radio One Inc (a)	5,958	15
Rapid7 Inc (a)	3,776	54		Sinclair Broadcast Group Inc	9,113	229
Reis Inc	1,413	28		TiVo Corp (a)	11,160	222
RingCentral Inc (a)	379,669	7,859		Townsquare Media Inc (a)	904	8
Rubicon Project Inc/The (a)	3,129	24		tronc Inc (a)	3,445	41
Shutterfly Inc (a)	7,250	355		Value Line Inc	418	8
Shutterstock Inc (a)	4,820	284		World Wrestling Entertainment Inc	6,972	123
Stamps.com Inc (a)	3,676	359				$10,163
TechTarget Inc (a)	1,505	12
				Metal Fabrication & Hardware - 0.52%
Trade Desk Inc/The (a)	61,640	1,552		Advanced Drainage Systems Inc	6,515	124
TrueCar Inc (a)	9,716	94
				Global Brass & Copper Holdings Inc	3,684	106
VASCO Data Security International Inc (a)	5,108	70
				Mueller Industries Inc	9,017	273
Wayfair Inc (a)	4,353	145		Mueller Water Products Inc - Class A	32,614	402
Web.com Group Inc (a)	8,049	130
				Omega Flex Inc	723	28
WebMD Health Corp (a)	7,882	387		RBC Bearings Inc (a)	84,156	6,004
XO Group Inc (a)	4,994	92		Rexnord Corp (a)	13,823	275
Zendesk Inc (a)	11,127	293
				Sun Hydraulics Corp	3,836	113
Zix Corp (a)	12,085	49
						$7,325
		$82,400		Mining - 0.07%
Investment Companies - 0.00%				Coeur Mining Inc (a)	24,915	278
Real Industry Inc (a)	5,684	30
				Gold Resource Corp	7,502	43
				Kaiser Aluminum Corp	880	64
Iron & Steel - 0.03%				United States Lime & Minerals Inc	126	8
ALJ Regional Holdings Inc (a)	4,708	19
				US Silica Holdings Inc	13,847	640
Worthington Industries Inc	9,608	451				$1,033
		$470		Miscellaneous Manufacturers - 2.05%
Leisure Products & Services - 1.99%				Actuant Corp	3,832	85
Black Diamond Inc (a)	350,049	1,733
				AZZ Inc	5,514	294
Callaway Golf Co	11,380	116		Carlisle Cos Inc	72,186	7,569
Camping World Holdings Inc (a)	41,301	923
				Chase Corp	1,371	94
ClubCorp Holdings Inc	8,758	101		CLARCOR Inc	6,555	408
Fox Factory Holding Corp (a)	4,414	96		EnPro Industries Inc	2,992	162
Liberty TripAdvisor Holdings Inc (a)	543,016	12,055		Fabrinet (a)	7,798	296
Lindblad Expeditions Holdings Inc (a)	294,249	2,410		GP Strategies Corp (a)	2,509	65
Malibu Boats Inc (a)	3,773	55		Hexcel Corp	368,443	16,760
Marine Products Corp	3,021	28		Hillenbrand Inc	12,289	373
MCBC Holdings Inc	2,087	23		John Bean Technologies Corp	18,123	1,447
Nautilus Inc (a)	5,828	103		Lydall Inc (a)	4,107	192
Planet Fitness Inc (a)	488,530	10,357
				Myers Industries Inc	4,320	52
		$28,000		Proto Labs Inc (a)	3,397	152
Lodging - 0.02%				Raven Industries Inc	3,066	66
Boyd Gaming Corp (a)	11,358	203		Smith & Wesson Holding Corp (a)	12,434	329
Century Casinos Inc (a)	2,763	18		Standex International Corp	1,325	101
ILG Inc	5,462	89		Sturm Ruger & Co Inc	2,573	158
La Quinta Holdings Inc (a)	2,348	23		Trinseo SA	6,543	343
		$333				$28,946
Machinery - Construction & Mining - 0.34%				Office & Business Equipment - 0.00%
Astec Industries Inc	86,680	4,798		Eastman Kodak Co (a)	2,861	43
Hyster-Yale Materials Handling Inc	578	34
		$4,832		Office Furnishings - 0.25%
Machinery - Diversified - 2.10%				Herman Miller Inc	12,692	353
Alamo Group Inc	496	32		HNI Corp	9,268	377
Albany International Corp	1,709	70		Interface Inc	13,258	210
Altra Industrial Motion Corp	4,032	119		Kimball International Inc	6,162	77
Applied Industrial Technologies Inc	4,057	206		Knoll Inc	107,938	2,336
Gorman-Rupp Co/The	2,955	71		Steelcase Inc	11,942	159
IDEX Corp	158,601	13,709				$3,512
Kadant Inc	485	25		Oil & Gas - 0.79%
Middleby Corp/The (a)	59,312	6,649		Callon Petroleum Co (a)	232,118	3,015

See accompanying notes

Schedule of Investments
SmallCap Growth Fund I
October 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Oil & Gas (continued)				Pharmaceuticals (continued)
Carrizo Oil & Gas Inc (a)	7,657	$259		La Jolla Pharmaceutical Co (a)	2,396	$42
CVR Energy Inc	234	3		Lifevantage Corp (a)	2,590	21
Evolution Petroleum Corp	4,606	35		MannKind Corp (a)	57,068	24
Isramco Inc (a)	141	14		MediciNova Inc (a)	5,225	35
Matador Resources Co (a)	249,924	5,450		Minerva Neurosciences Inc (a)	3,396	38
Panhandle Oil and Gas Inc	1,417	26		Mirati Therapeutics Inc (a)	1,997	10
Par Pacific Holdings Inc (a)	2,032	26		MyoKardia Inc (a)	2,339	31
Rice Energy Inc (a)	100,660	2,224		NantKwest Inc (a)	313	2
Sanchez Energy Corp (a)	3,308	21		Natural Health Trends Corp	1,526	36
Synergy Resources Corp (a)	2,929	20		Nektar Therapeutics (a)	17,746	220
		$11,093		Neogen Corp (a)	5,016	264
Oil & Gas Services - 0.58%				Neos Therapeutics Inc (a)	2,464	15
Dril-Quip Inc (a)	37,739	1,793		Neurocrine Biosciences Inc (a)	172,670	7,558
Flotek Industries Inc (a)	10,062	119		Omega Protein Corp (a)	392	9
Forum Energy Technologies Inc (a)	90,740	1,633		Ophthotech Corp (a)	14,145	506
Oil States International Inc (a)	155,590	4,551		Osiris Therapeutics Inc (a)	2,946	12
PHI Inc (a)	215	3		Owens & Minor Inc	1,000	32
TETRA Technologies Inc (a)	10,970	60		Pacira Pharmaceuticals Inc/DE (a)	5,067	161
		$8,159		Phibro Animal Health Corp	3,468	90
				Portola Pharmaceuticals Inc (a)	156,351	2,843
Packaging & Containers - 0.14%
AEP Industries Inc	794	87		PRA Health Sciences Inc (a)	3,348	178
Berry Plastics Group Inc (a)	38,470	1,683		Premier Inc (a)	188,423	5,999
				Prestige Brands Holdings Inc (a)	7,323	332
KapStone Paper and Packaging Corp	4,328	79
Multi-Color Corp	1,850	120		Progenics Pharmaceuticals Inc (a)	12,443	63
				Protagonist Therapeutics Inc (a)	1,084	20
		$1,969
				Proteostasis Therapeutics Inc (a)	1,428	10
Pharmaceuticals - 5.07%
AcelRx Pharmaceuticals Inc (a)	8,221	23		Radius Health Inc (a)	67,780	2,909
Adamas Pharmaceuticals Inc (a)	234,711	3,225		Reata Pharmaceuticals Inc (a)	53,219	1,205
Aerie Pharmaceuticals Inc (a)	81,732	2,718		Regulus Therapeutics Inc (a)	6,826	19
Aimmune Therapeutics Inc (a)	237,142	3,861		Sarepta Therapeutics Inc (a)	65,186	2,558
Akebia Therapeutics Inc (a)	1,890	14		SciClone Pharmaceuticals Inc (a)	9,642	86
Akorn Inc (a)	225,710	5,406		Seres Therapeutics Inc (a)	3,194	34
Amicus Therapeutics Inc (a)	613,243	4,232		Sorrento Therapeutics Inc (a)	4,799	28
Amphastar Pharmaceuticals Inc (a)	6,877	125		Sucampo Pharmaceuticals Inc (a)	4,839	55
Ampio Pharmaceuticals Inc (a)	10,032	7		Supernus Pharmaceuticals Inc (a)	11,674	231
Anika Therapeutics Inc (a)	2,232	99		Synergy Pharmaceuticals Inc (a)	33,037	152
Anthera Pharmaceuticals Inc (a)	6,708	15		Synutra International Inc (a)	1,391	5
Array BioPharma Inc (a)	2,439	14		Syros Pharmaceuticals Inc (a)	665	9
Avexis Inc (a)	851	40		Teligent Inc (a)	8,203	53
Axovant Sciences Ltd (a)	4,300	53		TESARO Inc (a)	47,604	5,755
BeiGene Ltd ADR(a)	84,012	2,793		TG Therapeutics Inc (a)	6,636	36
BioScrip Inc (a)	4,698	13		TherapeuticsMD Inc (a)	19,050	109
BioSpecifics Technologies Corp (a)	951	41		Titan Pharmaceuticals Inc (a)	4,352	20
Cara Therapeutics Inc (a)	506	4		Trevena Inc (a)	7,873	38
Catalent Inc (a)	13,652	311		USANA Health Sciences Inc (a)	948	122
Cempra Inc (a)	6,064	110		Vanda Pharmaceuticals Inc (a)	6,449	96
Cidara Therapeutics Inc (a)	120	1		Vital Therapies Inc (a)	4,166	22
Clovis Oncology Inc (a)	5,778	168		Voyager Therapeutics Inc (a)	887	11
Concert Pharmaceuticals Inc (a)	1,180	9		vTv Therapeutics Inc (a)	1,344	7
Corcept Therapeutics Inc (a)	14,447	100		Xencor Inc (a)	5,904	126
DBV Technologies SA ADR(a)	56,434	1,937				$71,459
Depomed Inc (a)	8,406	188		Private Equity - 0.07%
DexCom Inc (a)	64,881	5,076		Fifth Street Asset Management Inc	1,838	10
Diplomat Pharmacy Inc (a)	197,418	4,574		GSV Capital Corp	175,979	843
Durect Corp (a)	25,772	29		Kennedy-Wilson Holdings Inc	5,593	115
Dyax Corp - Rights (a),(b)	211,240	235				$968
Eagle Pharmaceuticals Inc/DE (a)	1,583	88		Real Estate - 0.03%
Egalet Corp (a)	1,012	6		Alexander & Baldwin Inc	3,364	141
Flexion Therapeutics Inc (a)	4,152	79		Consolidated-Tomoka Land Co	697	35
Global Blood Therapeutics Inc (a)	2,958	52		HFF Inc	4,873	130
GW Pharmaceuticals PLC ADR(a)	17,104	2,008		Marcus & Millichap Inc (a)	2,620	61
Heron Therapeutics Inc (a)	5,712	85		RMR Group Inc/The	1,296	45
Heska Corp (a)	1,274	63				$412
Horizon Pharma Plc (a)	32,932	551		REITS - 1.30%
Ignyta Inc (a)	3,299	16		Acadia Realty Trust	3,868	130
Immune Design Corp (a)	2,334	12		Alexander's Inc	498	191
Impax Laboratories Inc (a)	16,468	331		American Assets Trust Inc	1,854	74
Inotek Pharmaceuticals Corp (a)	2,768	19		Armada Hoffler Properties Inc	5,318	71
Insys Therapeutics Inc (a)	4,091	44		CareTrust REIT Inc	185,707	2,615
Intra-Cellular Therapies Inc (a)	6,463	80		Chesapeake Lodging Trust	2,148	47
Ironwood Pharmaceuticals Inc (a)	23,328	298		City Office REIT Inc	3,148	40
Kadmon Holdings Inc (a)	1,159	5		CoreSite Realty Corp	6,911	510
Keryx Biopharmaceuticals Inc (a)	14,169	64		CyrusOne Inc	27,650	1,233

See accompanying notes

Schedule of Investments
SmallCap Growth Fund I
October 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
REITS (continued)				Retail (continued)
DuPont Fabros Technology Inc	10,271	$419		Hibbett Sports Inc (a)	4,941	$192
EastGroup Properties Inc	6,587	447		HSN Inc	4,319	163
Education Realty Trust Inc	59,717	2,543		Jack in the Box Inc	45,758	4,289
FelCor Lodging Trust Inc	16,319	104		Kate Spade & Co (a)	75,060	1,257
First Industrial Realty Trust Inc	6,916	183		Kirkland's Inc (a)	1,584	19
Four Corners Property Trust Inc	5,503	111		Lithia Motors Inc	79,725	6,839
GEO Group Inc/The	2,155	52		MarineMax Inc (a)	93,653	1,868
Global Medical REIT Inc	71,610	698		Nathan's Famous Inc (a)	664	35
Gramercy Property Trust	8,422	78		Ollie's Bargain Outlet Holdings Inc (a)	328,133	8,975
Hersha Hospitality Trust	435	8		Papa John's International Inc	109,744	8,280
iStar Inc (a)	12,290	137		Party City Holdco Inc (a)	2,463	40
LTC Properties Inc	7,043	353		PetMed Express Inc	3,971	79
Medical Properties Trust Inc	18,811	262		Pier 1 Imports Inc	3,679	16
Monmouth Real Estate Investment Corp	6,612	90		Popeyes Louisiana Kitchen Inc (a)	2,998	160
National Health Investors Inc	7,607	576		Potbelly Corp (a)	4,779	62
National Storage Affiliates Trust	720	14		PriceSmart Inc	42,280	3,845
Orchid Island Capital Inc	1,283	14		Red Robin Gourmet Burgers Inc (a)	34,549	1,589
Pennsylvania Real Estate Investment Trust	2,641	52		Ruth's Hospitality Group Inc	6,296	100
Physicians Realty Trust	9,626	190		Sears Holdings Corp (a)	587	7
Potlatch Corp	5,588	215		Shake Shack Inc (a)	2,889	92
PS Business Parks Inc	4,155	456		Sonic Corp	6,503	149
QTS Realty Trust Inc	92,567	4,254		Sportsman's Warehouse Holdings Inc (a)	4,911	45
Retail Opportunity Investments Corp	16,297	328		Stein Mart Inc	6,253	38
Rexford Industrial Realty Inc	3,459	73		Tailored Brands Inc	2,841	45
Ryman Hospitality Properties Inc	5,956	300		Texas Roadhouse Inc	152,938	6,197
Sabra Health Care REIT Inc	3,751	87		Tile Shop Holdings Inc (a)	461,948	7,831
Saul Centers Inc	1,562	94		Tilly's Inc (a)	119,861	1,112
STAG Industrial Inc	9,448	218		Urban Outfitters Inc (a)	68,200	2,281
Terreno Realty Corp	1,584	41		Vera Bradley Inc (a)	3,008	40
UMH Properties Inc	1,634	20		Vitamin Shoppe Inc (a)	534	13
Universal Health Realty Income Trust	2,248	132		Wingstop Inc	2,940	79
Urban Edge Properties	17,831	460		Winmark Corp	448	48
Urstadt Biddle Properties Inc	5,330	115		Zoe's Kitchen Inc (a)	46,794	1,061
Washington Prime Group Inc	5,344	56				$103,786
Washington Real Estate Investment Trust	6,532	192		Savings & Loans - 0.47%
		$18,283		Banc of California Inc	7,960	106
Retail - 7.36%				BofI Holding Inc (a)	187,222	3,488
American Eagle Outfitters Inc	196,590	3,350		Greene County Bancorp Inc	273	5
Asbury Automotive Group Inc (a)	2,768	141		Hingham Institution for Savings	135	19
Ascena Retail Group Inc (a)	7,799	38		Home Bancorp Inc	297	9
Big Lots Inc	9,476	411		Meridian Bancorp Inc	1,627	26
Biglari Holdings Inc (a)	35	15		Northfield Bancorp Inc	853	14
BJ's Restaurants Inc (a)	3,172	115		Pacific Premier Bancorp Inc (a)	112,943	2,919
Bloomin' Brands Inc	15,684	271				$6,586
BMC Stock Holdings Inc (a)	10,007	166		Semiconductors - 4.66%
Bob Evans Farms Inc/DE	3,841	158		Advanced Micro Devices Inc (a)	49,613	359
Bojangles' Inc (a)	2,167	32		Ambarella Inc (a)	2,829	174
Buckle Inc/The	1,926	40		Amkor Technology Inc (a)	8,700	81
Buffalo Wild Wings Inc (a)	41,994	6,116		Applied Micro Circuits Corp (a)	13,534	100
Build-A-Bear Workshop Inc (a)	634	9		Cabot Microelectronics Corp	1,823	101
Burlington Stores Inc (a)	54,610	4,092		Cavium Inc (a)	263,281	14,862
Carrols Restaurant Group Inc (a)	276,024	3,450		CEVA Inc (a)	3,647	110
Cato Corp/The	659	20		Cirrus Logic Inc (a)	100,765	5,440
Cheesecake Factory Inc/The	9,493	505		Entegris Inc (a)	12,199	194
Chico's FAS Inc	26,773	312		Exar Corp (a)	1,614	15
Children's Place Inc/The	4,247	323		FormFactor Inc (a)	7,396	66
Chuy's Holdings Inc (a)	64,658	1,836		Inphi Corp (a)	36,770	1,364
Cracker Barrel Old Country Store Inc	2,490	344		Integrated Device Technology Inc (a)	18,556	384
Dave & Buster's Entertainment Inc (a)	199,893	8,266		IPG Photonics Corp (a)	20,766	2,014
Del Frisco's Restaurant Group Inc (a)	805	12		Lattice Semiconductor Corp (a)	21,505	130
Denny's Corp (a)	10,553	109		MACOM Technology Solutions Holdings Inc	280,862	10,324
DineEquity Inc	1,379	109		(a)
Diversified Restaurant Holdings Inc (a)	59,674	65		MaxLinear Inc (a)	13,226	247
Duluth Holdings Inc (a)	1,957	53		Microsemi Corp (a)	314,446	13,248
Finish Line Inc/The	1,687	33		MKS Instruments Inc	1,759	89
FirstCash Inc	6,112	289		Monolithic Power Systems Inc	78,270	6,169
Five Below Inc (a)	275,983	10,371		Nanometrics Inc (a)	3,780	79
Francesca's Holdings Corp (a)	7,374	119		Power Integrations Inc	5,867	378
Freshpet Inc (a)	412,907	3,510		Rambus Inc (a)	9,392	114
Genesco Inc (a)	1,622	87		Semtech Corp (a)	8,911	216
GMS Inc (a)	94,855	1,971		Sigma Designs Inc (a)	75,132	548
GNC Holdings Inc	9,493	128		Silicon Laboratories Inc (a)	138,157	8,282
Group 1 Automotive Inc	642	39		Synaptics Inc (a)	7,441	388
Habit Restaurants Inc/The (a)	2,495	35		Tessera Technologies Inc	7,520	279

See accompanying notes

Schedule of Investments
SmallCap Growth Fund I
October 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Semiconductors (continued)				Storage & Warehousing - 0.01%
Ultratech Inc (a)	520	$11		Mobile Mini Inc	4,443	$113
		$65,766		Wesco Aircraft Holdings Inc (a)	2,595	33
Software - 13.48%						$146
2U Inc (a)	373,261	13,012		Telecommunications - 2.30%
ACI Worldwide Inc (a)	23,061	418		A10 Networks Inc (a)	8,804	68
Acxiom Corp (a)	5,171	122		Acacia Communications Inc (a)	967	67
Amber Road Inc (a)	3,505	33		ADTRAN Inc	4,320	78
American Software Inc/GA	5,374	56		Aerohive Networks Inc (a)	4,458	24
Apigee Corp (a)	3,127	54		Arista Networks Inc (a)	50,080	4,244
Appfolio Inc (a)	1,647	31		CalAmp Corp (a)	6,754	87
Aspen Technology Inc (a)	316,586	15,589		Ciena Corp (a)	174,250	3,378
Atlassian Corp PLC (a)	80,686	2,167		Clearfield Inc (a)	2,184	37
Avid Technology Inc (a)	4,576	30		Consolidated Communications Holdings Inc	8,272	198
Benefitfocus Inc (a)	2,406	78		DigitalGlobe Inc (a)	136,293	3,421
Blackbaud Inc	242,047	14,862		EarthLink Holdings Corp	19,467	111
Bottomline Technologies de Inc (a)	4,741	108		Extreme Networks Inc (a)	19,755	83
Box Inc (a)	9,152	132		FairPoint Communications Inc (a)	3,611	56
Brightcove Inc (a)	6,015	67		General Communication Inc (a)	5,726	91
Broadridge Financial Solutions Inc	161,958	10,472		Gigamon Inc (a)	48,294	2,671
BroadSoft Inc (a)	317,622	13,198		Globalstar Inc (a)	42,775	40
Callidus Software Inc (a)	8,466	155		GTT Communications Inc (a)	174,200	3,919
Castlight Health Inc (a)	8,818	38		IDT Corp - Class B	2,422	43
CommVault Systems Inc (a)	8,712	466		Infinera Corp (a)	13,381	104
Computer Programs & Systems Inc	2,316	60		Infoblox Inc (a)	7,787	206
Cornerstone OnDemand Inc (a)	73,932	3,053		Inteliquent Inc	6,332	106
CSG Systems International Inc	7,797	297		InterDigital Inc/PA	7,233	511
Cvent Inc (a)	4,096	128		Leap Wireless International Inc - Rights	5,801	17
Ebix Inc	5,957	334		(a),(b),(c)
Envestnet Inc (a)	156,522	5,533		LogMeIn Inc	13,573	1,290
Everyday Health Inc (a)	2,301	24		Loral Space & Communications Inc (a)	2,324	90
Exa Corp (a)	3,064	43		Lumos Networks Corp (a)	534	8
Fair Isaac Corp	44,677	5,391		NeoPhotonics Corp (a)	1,167	16
Five9 Inc (a)	6,519	93		NETGEAR Inc (a)	5,137	259
Guidance Software Inc (a)	4,711	24		NeuStar Inc (a)	5,264	118
Guidewire Software Inc (a)	227,314	13,059		Numerex Corp (a)	903	6
HubSpot Inc (a)	113,635	5,960		Oclaro Inc (a)	445,027	3,253
inContact Inc (a)	7,980	111		ORBCOMM Inc (a)	10,825	97
InnerWorkings Inc (a)	6,998	62		Plantronics Inc	7,383	382
Instructure Inc (a)	2,067	53		Shenandoah Telecommunications Co	9,345	247
Interactive Intelligence Group Inc (a)	182,758	11,048		ShoreTel Inc (a)	3,527	24
j2 Global Inc	9,663	688		Silicom Ltd	480	18
Jive Software Inc (a)	11,752	46		Sonus Networks Inc (a)	2,114	12
LivePerson Inc (a)	10,440	89		Ubiquiti Networks Inc (a)	5,777	303
Majesco (a)	1,981	9		ViaSat Inc (a)	5,313	375
Medidata Solutions Inc (a)	125,550	6,025		Vonage Holdings Corp (a)	925,354	6,348
MicroStrategy Inc (a)	26,969	5,253		West Corp	3,507	69
MINDBODY Inc (a)	2,799	58		Windstream Holdings Inc	1,515	12
MobileIron Inc (a)	9,635	35				$32,487
Model N Inc (a)	156,110	1,608		Textiles - 0.03%
Monotype Imaging Holdings Inc	194,494	3,715		Culp Inc	2,164	60
NantHealth Inc (a)	123,272	1,619		G&K Services Inc	3,242	307
New Relic Inc (a)	2,983	109		UniFirst Corp/MA	194	24
Omnicell Inc (a)	36,166	1,180				$391
Park City Group Inc (a)	2,393	31
				Transportation - 1.07%
Paycom Software Inc (a)	9,686	501		Air Transport Services Group Inc (a)	1,758	23
PDF Solutions Inc (a)	4,747	94		Echo Global Logistics Inc (a)	4,707	100
Pegasystems Inc	32,293	998		Forward Air Corp	4,125	171
Planet Payment Inc (a)	9,513	33		Genesee & Wyoming Inc (a)	91,376	6,208
Progress Software Corp	953	26		Heartland Express Inc	6,272	115
PROS Holdings Inc (a)	4,548	100		Hub Group Inc (a)	6,952	253
Quality Systems Inc	9,882	127		Kirby Corp (a)	10,714	632
RealPage Inc (a)	13,283	361
				Knight Transportation Inc	240,597	7,038
Rosetta Stone Inc (a)	3,379	24		Matson Inc	2,636	105
Sapiens International Corp NV	5,032	69		Radiant Logistics Inc (a)	5,212	13
SPS Commerce Inc (a)	101,386	6,325		Swift Transportation Co (a)	15,554	348
Synchronoss Technologies Inc (a)	182,079	6,684		Universal Logistics Holdings Inc	1,481	18
Tabula Rasa HealthCare Inc (a)	60,193	705		YRC Worldwide Inc (a)	1,627	15
Take-Two Interactive Software Inc (a)	274,938	12,204
						$15,039
Ultimate Software Group Inc/The (a)	76,528	16,147
Veeva Systems Inc (a)	180,570	7,015		Water - 0.03%
				American States Water Co	3,282	131
Workiva Inc (a)	4,163	69
				California Water Service Group	6,037	187
Xactly Corp (a)	138,432	1,786
				Connecticut Water Service Inc	427	22
Zedge Inc (a)	1	—
				Middlesex Water Co	2,406	87
		$190,094

See accompanying notes

		Schedule of Investments
SmallCap Growth Fund I
October 31, 2016

COMMON STOCKS (continued)	Shares Held	Value (000's)
Water (continued)
York Water Co/The	2,003	$64
		$491
TOTAL COMMON STOCKS		$1,318,328
INVESTMENT COMPANIES - 5.39%	Shares Held	Value (000's)
Money Market Funds - 5.39%
BlackRock Liquidity Funds FedFund Portfolio	8,458	8
Cash Account Trust - Government & Agency	764,301	764
Portfolio - Government Cash Managed
First American Government Obligations Fund	75,246,100	75,247
		$76,019
TOTAL INVESTMENT COMPANIES		$76,019
Total Investments		$1,394,347
Other Assets and Liabilities - 1.10%		$15,559
TOTAL NET ASSETS - 100.00%		$1,409,906

(a) Non-Income Producing Security
(b)		Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Board of
Directors. At the end of the period, the fair value of these securities totaled
$252 or 0.02% of net assets.
(c)		Security is Illiquid. At the end of the period, the value of these securities totaled $124 or 0.01% of net assets.

Portfolio Summary (unaudited)
Sector		Percent
Consumer, Non-cyclical		24.22%
Technology		21.25%
Industrial		14.96%
Consumer, Cyclical		14.60%
Communications		8.86%
Financial		7.17%
Investment Companies		5.39%
Energy		1.38%
Basic Materials		0.97%
Utilities		0.07%
Diversified		0.03%
Other Assets and Liabilities		1.10%
TOTAL NET ASSETS		100.00%

Futures Contracts

					Unrealized
Type	Long/Short Contracts		Notional Value	Fair Value	Appreciation/(Depreciation)
Russell 2000 Mini; December 2016	Long	752	$93,053	$89,586	$(3,467)
Total					$(3,467)

Amounts in thousands except contracts

See accompanying notes

Schedule of Investments
SmallCap S&P 600 Index Fund
October 31, 2016

COMMON STOCKS - 98.31%	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Advertising - 0.01%				Banks (continued)
Harte-Hanks Inc	81,623	$115		ServisFirst Bancshares Inc	38,692	$2,095
				Simmons First National Corp	50,701	2,502
Aerospace & Defense - 1.15%				Southside Bancshares Inc	42,835	1,397
AAR Corp	56,623	1,822		Texas Capital Bancshares Inc (a)	80,636	4,782
Aerojet Rocketdyne Holdings Inc (a)	122,121	2,149		Tompkins Financial Corp	21,377	1,695
Aerovironment Inc (a)	36,111	866		TrustCo Bank Corp NY	167,740	1,174
Cubic Corp	43,571	1,861		UMB Financial Corp	76,477	4,745
Kaman Corp	47,535	2,075		United Bankshares Inc/WV	117,934	4,446
Moog Inc (a)	57,091	3,315		United Community Banks Inc/GA	124,262	2,680
National Presto Industries Inc	8,653	755		Walker & Dunlop Inc (a)	48,655	1,171
		$12,843		Westamerica Bancorporation	44,973	2,229
Agriculture - 0.35%				Wintrust Financial Corp	90,662	4,891
Andersons Inc/The	46,016	1,751				$102,738
Universal Corp/VA	39,946	2,165		Biotechnology - 1.48%
		$3,916		Acorda Therapeutics Inc (a)	80,956	1,433
				AMAG Pharmaceuticals Inc (a)	59,927	1,540
Airlines - 0.90%
				ANI Pharmaceuticals Inc (a)	13,939	832
Allegiant Travel Co	22,847	3,151
Hawaiian Holdings Inc (a)	93,727	4,220		Cambrex Corp (a)	56,404	2,273
				Emergent BioSolutions Inc (a)	60,341	1,612
SkyWest Inc	90,433	2,726
				Ligand Pharmaceuticals Inc (a)	33,297	3,188
		$10,097
				Medicines Co/The (a)	122,067	4,022
Crocs Apparel Inc - 1.03% (a)	128,937	992		Momenta Pharmaceuticals Inc (a)	109,743	1,224
Iconix Brand Group Inc (a)	98,480	776		Spectrum Pharmaceuticals Inc (a)	123,859	438
Oxford Industries Inc	26,186	1,642				$16,562
Perry Ellis International Inc (a)	21,207	394		Building Materials - 2.50%
Steven Madden Ltd (a)	96,753	3,232		AAON Inc	69,646	2,086
Unifi Inc (a)	26,494	762		Apogee Enterprises Inc	50,525	2,059
				Boise Cascade Co (a)	67,992	1,309
Wolverine World Wide Inc	174,487	3,725
		$11,523		Drew Industries Inc	43,140	3,863
				Gibraltar Industries Inc (a)	54,930	2,137
Automobile Manufacturers - 0.11%
Wabash National Corp (a)	112,152	1,262		Griffon Corp	53,329	890
				Headwaters Inc (a)	130,031	2,132
				Patrick Industries Inc (a)	25,544	1,465
Automobile Parts & Equipment - 1.32%				PGT Inc (a)	85,881	842
American Axle & Manufacturing Holdings Inc	134,131	2,403
(a)				Quanex Building Products Corp	60,053	979
Cooper-Standard Holding Inc (a)	30,368	2,772		Simpson Manufacturing Co Inc	72,168	3,089
Dorman Products Inc (a)	53,254	3,421		Trex Co Inc (a)	51,493	2,771
Gentherm Inc (a)	64,006	1,802		Universal Forest Products Inc	35,631	3,064
Motorcar Parts of America Inc (a)	32,687	858		US Concrete Inc (a)	24,854	1,240
Standard Motor Products Inc	35,074	1,715				$27,926
Superior Industries International Inc	40,135	983		Chemicals - 3.12%
Titan International Inc	76,813	783		A Schulman Inc	51,232	1,473
		$14,737		Aceto Corp	52,022	954
				AdvanSix Inc (a)	53,401	852
Banks - 9.18%
Ameris Bancorp	61,188	2,221		American Vanguard Corp	45,316	689
Banner Corp	46,795	2,112		Balchem Corp	55,490	4,212
Boston Private Financial Holdings Inc	146,378	1,925		Calgon Carbon Corp	88,824	1,403
Cardinal Financial Corp	56,953	1,497		Chemours Co/The	318,408	5,231
Central Pacific Financial Corp	54,373	1,394		Hawkins Inc	16,745	676
City Holding Co	26,327	1,376		HB Fuller Co	88,232	3,712
				Ingevity Corp (a)	73,872	3,058
Columbia Banking System Inc	101,853	3,363
Community Bank System Inc	77,662	3,659		Innophos Holdings Inc	34,091	1,563
Customers Bancorp Inc (a)	45,013	1,218		Innospec Inc	42,065	2,534
				Intrepid Potash Inc (a)	98,111	102
First CVB BanCorp/Puerto Financial Corp Rico (a)	201,962 176,164	2,956 1,036		Koppers Holdings Inc (a)	36,235	1,187
				Kraton Corp (a)	54,136	1,388
First Commonwealth Financial Corp	156,072	1,586
First Financial Bancorp	108,724	2,338		Quaker Chemical Corp	23,248	2,499
First Financial Bankshares Inc	115,909	4,196		Rayonier Advanced Materials Inc	75,909	981
First Midwest Bancorp Inc/IL	142,677	2,755		Stepan Co	34,139	2,425
First NBC Bank Holding Co (a)	28,006	151				$34,939
Glacier Bancorp Inc	133,651	3,777		Coal - 0.16%
				Cloud Peak Energy Inc (a)	107,593	663
Great Western Bancorp Inc	102,983	3,320
Hanmi Financial Corp	56,608	1,415		SunCoke Energy Inc	112,610	1,149
Home BancShares Inc/AR	216,765	4,663				$1,812
Hope Bancorp Inc	222,786	3,596		Commercial Services - 5.72%
Independent Bank Corp/Rockland MA	46,197	2,548		ABM Industries Inc	98,124	3,835
LegacyTexas Financial Group Inc	72,783	2,490		Albany Molecular Research Inc (a)	39,114	610
NBT Bancorp Inc	75,569	2,547		American Public Education Inc (a)	28,200	568
OFG Bancorp	77,051	821		AMN Healthcare Services Inc (a)	84,307	2,765
Old National Bancorp/IN	236,881	3,482		Brink's Co/The	78,224	3,094
Opus Bank	31,874	639		Capella Education Co	20,290	1,483
Pinnacle Financial Partners Inc	76,100	3,927		Cardtronics PLC (a)	79,364	3,968
S&T Bancorp Inc	61,263	1,923		Career Education Corp (a)	112,909	812

See accompanying notes

Schedule of Investments
SmallCap S&P 600 Index Fund
October 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Commercial Services (continued)				Diversified Financial Services (continued)
CDI Corp	24,147	$149		Investment Technology Group Inc	54,852	$840
CorVel Corp (a)	17,538	606		Piper Jaffray Cos (a)	25,094	1,419
Cross Country Healthcare Inc (a)	57,875	647		PRA Group Inc (a)	81,315	2,594
Forrester Research Inc	17,429	649		Virtus Investment Partners Inc	10,021	1,075
Green Dot Corp (a)	75,194	1,669		WageWorks Inc (a)	64,211	3,785
Healthcare Services Group Inc	127,140	4,700		World Acceptance Corp (a)	10,487	498
HealthEquity Inc (a)	75,420	2,506				$23,827
Heidrick & Struggles International Inc	32,603	603		Electric - 1.18%
HMS Holdings Corp (a)	148,162	3,122		ALLETE Inc	86,642	5,310
Insperity Inc	33,410	2,513		Avista Corp	111,779	4,628
Kelly Services Inc	51,078	957		El Paso Electric Co	71,098	3,285
Korn/Ferry International	100,538	2,050				$13,223
Landauer Inc	16,850	733		Electrical Components & Equipment - 1.21%
LendingTree Inc (a)	12,612	1,007		Advanced Energy Industries Inc (a)	69,616	3,321
LSC Communications Inc	45,948	1,114		Encore Wire Corp	36,313	1,240
Matthews International Corp	56,345	3,375		General Cable Corp	86,483	1,211
Medifast Inc	19,541	802		Littelfuse Inc	39,396	5,496
Monro Muffler Brake Inc	56,654	3,116		Powell Industries Inc	14,992	530
Monster Worldwide Inc (a)	156,273	533		SPX Corp (a)	73,268	1,393
Navigant Consulting Inc (a)	83,168	1,946		Vicor Corp (a)	28,017	357
Nutrisystem Inc	51,813	1,643				$13,548
On Assignment Inc (a)	86,116	2,963
				Electronics - 3.80%
Rent-A-Center Inc/TX	93,197	940		Badger Meter Inc	51,053	1,641
Resources Connection Inc	63,597	944		Bel Fuse Inc	15,247	364
RR Donnelley & Sons Co	122,529	2,175		Benchmark Electronics Inc (a)	85,924	2,161
Strayer Education Inc (a)	18,298	1,073
				Brady Corp	81,975	2,713
(a)
Team Inc	51,456	1,582		Coherent Inc (a)	42,677	4,444
TrueBlue Inc (a)	74,527	1,304
				CTS Corp	57,478	1,046
Viad Corp	35,592	1,477		Electro Scientific Industries Inc (a)	55,221	286
		$64,033		ESCO Technologies Inc	45,123	2,010
Computers - 2.54%				FARO Technologies Inc (a)	29,256	982
Agilysys Inc (a)	26,161	253		II-VI Inc (a)	95,615	2,658
CACI International Inc (a)	42,677	4,176		Itron Inc (a)	58,376	3,146
Ciber Inc (a)	129,674	132
				Methode Electronics Inc	64,838	2,023
Cray Inc (a)	71,459	1,487		OSI Systems Inc (a)	31,597	2,216
Electronics For Imaging Inc (a)	81,971	3,486		Park Electrochemical Corp	33,374	515
Engility Holdings Inc (a)	30,970	890		Plexus Corp (a)	58,661	2,687
ExlService Holdings Inc (a)	58,779	2,588		Rofin-Sinar Technologies Inc (a)	49,855	1,623
Insight Enterprises Inc (a)	62,237	1,792		Rogers Corp (a)	31,654	1,723
Lumentum Holdings Inc (a)	95,932	3,223		Sanmina Corp (a)	129,676	3,586
Mercury Systems Inc (a)	70,816	1,967		TASER International Inc (a)	91,578	2,050
MTS Systems Corp	29,257	1,391		TTM Technologies Inc (a)	126,648	1,665
Qualys Inc (a)	50,274	1,873
				Watts Water Technologies Inc	48,883	2,933
Super Micro Computer Inc (a)	66,590	1,578
						$42,472
Sykes Enterprises Inc (a)	69,481	1,858
				Energy - Alternate Sources - 0.26%
TeleTech Holdings Inc	28,183	792		FutureFuel Corp	39,890	437
Virtusa Corp (a)	48,215	913
				Green Plains Inc	62,407	1,623
		$28,399		REX American Resources Corp (a)	9,932	784
Consumer Products - 0.40%						$2,844
Central Garden & Pet Co (a)	17,550	427
				Engineering & Construction - 0.79%

Central Garden & Pet Co - A Shares(a)	58,792	1,372		Aegion Corp (a)	60,711	1,124
WD-40 Co	24,980	2,663		Comfort Systems USA Inc	65,146	1,880
		$4,462		Exponent Inc	45,591	2,610
Cosmetics & Personal Care - 0.09%				MYR Group Inc (a)	28,168	841
Inter Parfums Inc	29,974	977		Orion Group Holdings Inc (a)	48,568	392
				TopBuild Corp (a)	67,453	2,032
Distribution & Wholesale - 1.02%						$8,879
Anixter International Inc (a)	49,874	3,279
				Entertainment - 0.34%
Core-Mark Holding Co Inc	81,177	2,870		Marriott Vacations Worldwide Corp	42,614	2,709
Essendant Inc	65,441	1,005		Scientific Games Corp (a)	89,070	1,105
G-III Apparel Group Ltd (a)	72,257	1,887
ScanSource Inc (a)	44,963	1,574				$3,814
Veritiv Corp (a)	14,318	772		Environmental Control - 0.49%
				Tetra Tech Inc	100,767	3,875
		$11,387		US Ecology Inc	38,204	1,614
Diversified Financial Services - 2.13%						$5,489
Calamos Asset Management Inc	29,178	189
Encore Capital Group Inc (a)	41,192	818		Food - 2.05%
Enova International Inc (a)	40,795	383		B&G Foods Inc	116,516	4,940
				Calavo Growers Inc	26,920	1,592
Evercore Partners Inc - Class A	68,059	3,658		Cal-Maine Foods Inc	52,181	2,017
Financial Engines Inc	93,234	2,578		Darling Ingredients Inc (a)	288,794	3,928
Greenhill & Co Inc	48,325	1,133		J&J Snack Foods Corp	26,190	3,199
Interactive Brokers Group Inc - A Shares	118,028	3,917
INTL. FCStone Inc (a)	26,170	940		Sanderson Farms Inc	34,863	3,137
				Seneca Foods Corp - Class A (a)	10,955	322

See accompanying notes

Schedule of Investments
SmallCap S&P 600 Index Fund
October 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Food (continued)				Home Furnishings - 1.15%
SpartanNash Co	65,741	$1,841		American Woodmark Corp (a)	24,604	$1,838
SUPERVALU Inc (a)	466,325	2,000		Daktronics Inc	70,051	585
		$22,976		DTS Inc/CA	30,949	1,311
Forest Products & Paper - 0.77%				Ethan Allen Interiors Inc	44,790	1,375
Clearwater Paper Corp (a)	29,816	1,583		iRobot Corp (a)	47,690	2,418
Deltic Timber Corp (b)	18,545	1,042		La-Z-Boy Inc	86,271	2,019
Neenah Paper Inc	29,442	2,352		Select Comfort Corp (a)	80,587	1,546
PH Glatfelter Co	76,409	1,698		Universal Electronics Inc (a)	25,394	1,781
Schweitzer-Mauduit International Inc	53,614	1,979				$12,873
		$8,654		Insurance - 3.01%
Gas - 1.07%				American Equity Investment Life Holding Co	154,401	2,768
Northwest Natural Gas Co	48,339	2,842		AMERISAFE Inc	33,690	1,873
South Jersey Industries Inc	139,453	4,135		eHealth Inc (a)	29,072	228
Spire Inc	80,081	5,029		Employers Holdings Inc	56,916	1,784
		$12,006		HCI Group Inc	15,128	410
Hand & Machine Tools - 0.22%				Horace Mann Educators Corp	70,471	2,533
Franklin Electric Co Inc	67,303	2,453		Infinity Property & Casualty Corp	19,413	1,591
				Maiden Holdings Ltd	110,391	1,507
Healthcare - Products - 4.13%				Navigators Group Inc/The	19,412	1,809
Abaxis Inc	39,536	1,887		ProAssurance Corp	93,352	4,976
Analogic Corp	21,714	1,777		RLI Corp	66,853	3,726
AngioDynamics Inc (a)	50,486	805		Safety Insurance Group Inc	25,000	1,693
BioTelemetry Inc (a)	49,172	870		Selective Insurance Group Inc	101,437	3,748
Cantel Medical Corp	63,661	4,535		Stewart Information Services Corp	41,006	1,843
CONMED Corp	43,440	1,738		United Fire Group Inc	37,875	1,497
CryoLife Inc	47,125	801		United Insurance Holdings Corp	31,140	452
Cynosure Inc (a)	41,639	1,776		Universal Insurance Holdings Inc	57,240	1,219
Haemonetics Corp (a)	90,006	3,007				$33,657
ICU Medical Inc (a)	25,475	3,549		Internet - 1.82%
Inogen Inc (a)	27,855	1,495		8x8 Inc (a)	157,355	2,242
Integer Holdings Corp (a)	48,098	1,060		Blucora Inc (a)	67,018	891
Integra LifeSciences Holdings Corp (a)	52,442	4,170		Blue Nile Inc	20,383	712
Invacare Corp	55,691	509		Cogent Communications Holdings Inc	71,969	2,656
Luminex Corp (a)	69,534	1,448		DHI Group Inc (a)	87,885	501
Masimo Corp (a)	77,066	4,239		ePlus Inc (a)	11,576	1,060
Meridian Bioscience Inc	73,845	1,215		FTD Cos Inc (a)	30,255	609
Merit Medical Systems Inc (a)	77,892	1,710		HealthStream Inc (a)	44,551	1,202
MiMedx Group Inc (a)	177,633	1,583		Liquidity Services Inc (a)	42,072	372
Natus Medical Inc (a)	57,816	2,275		NIC Inc	108,816	2,497
Repligen Corp (a)	59,282	1,694		Perficient Inc (a)	63,348	1,179
Surmodics Inc (a)	22,890	570		QuinStreet Inc (a)	63,415	184
Vascular Solutions Inc (a)	30,691	1,399		Shutterstock Inc (a)	33,791	1,993
Zeltiq Aesthetics Inc (a)	62,576	2,071		Stamps.com Inc (a)	28,177	2,749
		$46,183		VASCO Data Security International Inc (a)	52,899	727
				XO Group Inc (a)	43,616	803
Healthcare - Services - 2.20%
Adeptus Health Inc (a)	26,394	795				$20,377
Air Methods Corp (a)	60,809	1,608		Iron & Steel - 0.25%
Almost Family Inc (a)	15,673	615		AK Steel Holding Corp (a)	531,712	2,765
Amedisys Inc (a)	48,854	2,114
Chemed Corp	28,409	4,018		Leisure Products & Services - 0.35%
Community Health Systems Inc (a)	199,387	1,053		Arctic Cat Inc	22,894	343
Ensign Group Inc/The	83,259	1,538		Callaway Golf Co	164,987	1,684
Healthways Inc (a)	55,437	1,375		Fox Factory Holding Corp (a)	41,935	910
Kindred Healthcare Inc	149,585	1,473		Nautilus Inc (a)	54,578	961
LHC Group Inc (a)	26,117	895				$3,898
Magellan Health Inc (a)	43,130	2,219		Lodging - 0.79%
Providence Service Corp/The (a)	21,878	885		Belmond Ltd (a)	148,165	1,919
Quorum Health Corp (a)	51,737	209		Boyd Gaming Corp (a)	143,809	2,568
Select Medical Holdings Corp (a)	186,852	2,429		ILG Inc	186,622	3,057
Surgical Care Affiliates Inc (a)	48,675	2,083		Marcus Corp/The	33,091	877
US Physical Therapy Inc	21,968	1,250		MonarchCasino&Resort Inc (a)	19,142	453
		$24,559				$8,874
Home Builders - 0.91%				Machinery - Construction & Mining - 0.17%
Cavco Industries Inc (a)	14,798	1,367		Astec Industries Inc	33,554	1,858
Installed Building Products Inc (a)	34,804	1,150
LGI Homes Inc (a)	29,509	878		Machinery - Diversified - 1.37%
M/I Homes Inc (a)	43,284	931		Alamo Group Inc	16,543	1,074
MDC Holdings Inc	68,828	1,632		Albany International Corp	50,707	2,066
Meritage Homes Corp (a)	66,002	2,043		Applied Industrial Technologies Inc	68,529	3,481
WCI Communities Inc (a)	38,356	888		Briggs & Stratton Corp	75,644	1,409
Winnebago Industries Inc	47,188	1,333		Chart Industries Inc (a)	53,678	1,489
		$10,222		DXP Enterprises Inc (a)	26,021	567
				Lindsay Corp	18,651	1,460

See accompanying notes

Schedule of Investments
SmallCap S&P 600 Index Fund
October 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Machinery - Diversified (continued)				Packaging & Containers - 0.38%
SPX FLOW Inc (a)	73,349	$1,840		KapStone Paper and Packaging Corp	154,194	$2,797
Tennant Co	30,856	1,943		Multi-Color Corp	23,083	1,499
		$15,329				$4,296
Media - 0.90%				Pharmaceuticals - 2.05%
EW Scripps Co/The (a)	100,509	1,333		Amphastar Pharmaceuticals Inc (a)	61,752	1,120
Gannett Co Inc	204,481	1,589		Anika Therapeutics Inc (a)	25,930	1,150
Scholastic Corp	46,987	1,797		Depomed Inc (a)	107,673	2,408
TiVo Corp (a)	213,681	4,241		Diplomat Pharmacy Inc (a)	75,703	1,754
World Wrestling Entertainment Inc	64,747	1,145		Eagle Pharmaceuticals Inc/DE (a)	13,991	782
		$10,105		Enanta Pharmaceuticals Inc (a)	24,382	573
Metal Fabrication & Hardware - 0.57%				Impax Laboratories Inc (a)	129,593	2,605
CIRCOR International Inc	28,816	1,550		Lannett Co Inc (a)	51,137	1,120
Haynes International Inc	21,916	705		Nektar Therapeutics (a)	262,720	3,258
Mueller Industries Inc	100,316	3,039		Neogen Corp (a)	65,929	3,474
Olympic Steel Inc	15,959	368		PharMerica Corp (a)	53,980	1,285
TimkenSteel Corp (a)	68,279	700		Phibro Animal Health Corp	32,495	843
		$6,362		SciClone Pharmaceuticals Inc (a)	87,623	784
				Supernus Pharmaceuticals Inc (a)	86,867	1,720
Mining - 1.07%
Century Aluminum Co (a)	87,086	637				$22,876
Kaiser Aluminum Corp	31,556	2,287		Real Estate - 0.31%
Materion Corp	35,033	1,061		Forestar Group Inc (a)	46,607	513
Stillwater Mining Co (a)	212,440	2,830		HFF Inc	61,474	1,637
US Silica Holdings Inc	111,185	5,136		RE/MAX Holdings Inc	30,962	1,345
		$11,951				$3,495
Miscellaneous Manufacturers - 2.92%				REITS - 6.15%
Actuant Corp	103,399	2,306		Acadia Realty Trust	139,724	4,707
AZZ Inc	45,500	2,423		Agree Realty Corp	44,265	2,140
Barnes Group Inc	87,865	3,500		American Assets Trust Inc	70,117	2,784
EnPro Industries Inc	37,741	2,043		Capstead Mortgage Corp	168,423	1,602
Fabrinet (a)	63,523	2,411		CareTrust REIT Inc	101,585	1,430
Federal Signal Corp	105,158	1,291		Cedar Realty Trust Inc	133,268	902
Harsco Corp	140,675	1,372		Chesapeake Lodging Trust	105,454	2,289
Hillenbrand Inc	110,734	3,361		CoreSite Realty Corp	59,528	4,390
John Bean Technologies Corp	51,155	4,085		DiamondRock Hospitality Co	352,481	3,225
LSB Industries Inc (a)	35,291	187		EastGroup Properties Inc	57,705	3,919
Lydall Inc (a)	30,075	1,406		Education Realty Trust Inc	1	—
Myers Industries Inc	38,292	461		Four Corners Property Trust Inc	105,076	2,110
Proto Labs Inc (a)	42,649	1,906		Franklin Street Properties Corp	186,535	2,158
Raven Industries Inc	63,444	1,361		GEO Group Inc/The	131,581	3,153
Standex International Corp	22,420	1,713		Getty Realty Corp	46,190	1,050
Sturm Ruger & Co Inc	33,288	2,047		Government Properties Income Trust	124,821	2,389
Tredegar Corp	44,442	822		Kite Realty Group Trust	146,308	3,647
		$32,695		Lexington Realty Trust	374,221	3,795
Office Furnishings - 0.16%				LTC Properties Inc	68,818	3,449
				Parkway Inc (a)	74,866	1,349
Interface Inc	113,711	1,802
				Pennsylvania Real Estate Investment Trust	121,971	2,380
Oil & Gas - 1.38%				PS Business Parks Inc	34,216	3,757
Atwood Oceanics Inc	105,739	807		Retail Opportunity Investments Corp	191,022	3,841
Bill Barrett Corp (a)	105,643	548		Sabra Health Care REIT Inc	114,554	2,669
Carrizo Oil & Gas Inc (a)	106,840	3,614		Saul Centers Inc	20,652	1,249
Contango Oil & Gas Co (a)	38,903	305		Summit Hotel Properties Inc	153,134	1,989
Northern Oil and Gas Inc (a)	78,204	164		Universal Health Realty Income Trust	21,936	1,288
PDC Energy Inc (a)	98,677	6,052		Urstadt Biddle Properties Inc	50,598	1,088
Synergy Resources Corp (a)	351,814	2,407				$68,749
Unit Corp (a)	90,369	1,548		Retail - 6.18%
		$15,445		Abercrombie & Fitch Co	118,718	1,734
				Asbury Automotive Group Inc (a)	34,611	1,763
Oil & Gas Services - 1.04%
				Barnes & Noble Education Inc (a)	67,439	628
Archrock Inc	122,173	1,417
Bristow Group Inc	55,984	560		Barnes & Noble Inc	98,049	1,010
CARBO Ceramics Inc (a)	32,159	196		Big 5 Sporting Goods Corp	31,301	485
Era Group Inc (a)	34,070	257		Biglari Holdings Inc (a)	1,777	779
Exterran Corp (a)	54,875	868		BJ's Restaurants Inc (a)	35,204	1,271
Flotek Industries Inc (a)	94,358	1,112		Bob Evans Farms Inc/DE	34,683	1,430
Geospace Technologies Corp (a)	23,385	431		Buckle Inc/The	48,954	1,021
Gulf Island Fabrication Inc	23,620	236		Caleres Inc	76,143	1,904
Helix Energy Solutions Group Inc (a)	183,802	1,603		Cato Corp/The	45,680	1,355
Matrix Service Co (a)	46,532	824		Children's Place Inc/The	32,204	2,446
Newpark Resources Inc (a)	148,299	934		Chuy's Holdings Inc (a)	29,468	837
Pioneer Energy Services Corp (a)	113,447	403		Dave & Buster's Entertainment Inc (a)	65,207	2,696
SEACOR Holdings Inc (a)	28,263	1,394		DineEquity Inc	30,039	2,376
				El Pollo Loco Holdings Inc (a)	37,750	461
Tesco Corp	81,420	558
TETRA Technologies Inc (a)	162,662	886		Express Inc (a)	137,571	1,654
				EZCORP Inc (a)	85,028	829
		$11,679

See accompanying notes

Schedule of Investments
SmallCap S&P 600 Index Fund
October 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Retail (continued)				Software (continued)
Fiesta Restaurant Group Inc (a)	47,235	$1,247		Digi International Inc (a)	45,552	$417
Finish Line Inc/The	72,721	1,432		Donnelley Financial Solutions Inc (a)	45,948	986
FirstCash Inc	84,933	4,009		Ebix Inc	39,323	2,202
Five Below Inc (a)	96,275	3,618		Interactive Intelligence Group Inc (a)	31,215	1,887
Francesca's Holdings Corp (a)	66,534	1,069		LivePerson Inc (a)	93,269	793
Fred's Inc	61,501	561		ManTech International Corp/VA	43,942	1,706
Genesco Inc (a)	36,386	1,958		Medidata Solutions Inc (a)	95,828	4,599
Group 1 Automotive Inc	34,845	2,100		MicroStrategy Inc (a)	16,486	3,212
Haverty Furniture Cos Inc	33,472	594		Monotype Imaging Holdings Inc	71,605	1,368
Hibbett Sports Inc (a)	39,266	1,525		Omnicell Inc (a)	63,449	2,070
Kirkland's Inc (a)	25,652	313		Progress Software Corp	85,058	2,289
Lithia Motors Inc	41,059	3,522		Quality Systems Inc	79,860	1,029
Lumber Liquidators Holdings Inc (a)	47,624	739		SPS Commerce Inc (a)	29,789	1,858
MarineMax Inc (a)	42,614	850		Synchronoss Technologies Inc (a)	73,650	2,704
Movado Group Inc	26,894	593		Take-Two Interactive Software Inc (a)	150,922	6,699
Ollie's Bargain Outlet Holdings Inc (a)	83,170	2,275		Tangoe Inc (a)	40,820	350
Papa John's International Inc	46,722	3,525				$43,418
PetMed Express Inc	36,016	716		Storage & Warehousing - 0.18%
Popeyes Louisiana Kitchen Inc (a)	37,327	1,993		Mobile Mini Inc	77,974	1,977
Red Robin Gourmet Burgers Inc (a)	23,315	1,072
Regis Corp (a)	61,547	780		Telecommunications - 2.16%
Ruby Tuesday Inc (a)	105,516	313		ADTRAN Inc	84,921	1,541
Ruth's Hospitality Group Inc	53,336	845		ATN International Inc	18,704	1,265
Shoe Carnival Inc	24,813	629		Black Box Corp	26,578	306
Sonic Automotive Inc	46,910	840		CalAmp Corp (a)	63,599	822
Sonic Corp	83,420	1,911		Cincinnati Bell Inc (a)	73,754	1,449
Stage Stores Inc	44,172	225		Comtech Telecommunications Corp	40,910	425
Stein Mart Inc	54,314	327		Consolidated Communications Holdings Inc	88,880	2,127
Tailored Brands Inc	85,354	1,349		General Communication Inc (a)	48,270	765
Tile Shop Holdings Inc (a)	57,850	981		Harmonic Inc (a)	136,911	698
Tuesday Morning Corp (a)	78,171	387		Inteliquent Inc	60,065	1,008
Vera Bradley Inc (a)	34,309	459		Iridium Communications Inc (a)	140,943	1,149
Vitamin Shoppe Inc (a)	42,112	1,055		Ixia (a)	109,852	1,313
Zumiez Inc (a)	30,896	687		LogMeIn Inc	44,403	4,218
		$69,178		Lumos Networks Corp (a)	41,170	585
Savings & Loans - 1.80%				NETGEAR Inc (a)	57,483	2,903
Astoria Financial Corp	160,032	2,341		Spok Holdings Inc	36,050	651
Banc of California Inc	86,963	1,157		Viavi Solutions Inc (a)	407,591	2,902
Bank Mutual Corp	73,593	574				$24,127
BofI Holding Inc (a)	101,022	1,882		Textiles - 0.59%
Brookline Bancorp Inc	123,730	1,584		G&K Services Inc	34,535	3,271
Dime Community Bancshares Inc	55,030	891		UniFirst Corp/MA	27,032	3,311
Northfield Bancorp Inc	78,885	1,298				$6,582
Northwest Bancshares Inc	179,880	2,831		Transportation - 1.73%
Oritani Financial Corp	66,688	1,044		ArcBest Corp	42,018	836
Provident Financial Services Inc	105,099	2,385		Atlas Air Worldwide Holdings Inc (a)	43,566	1,823
Sterling Bancorp/DE	229,250	4,126		Celadon Group Inc	48,452	315
		$20,113		Echo Global Logistics Inc (a)	48,335	1,025
Semiconductors - 2.72%				Forward Air Corp	53,087	2,194
Brooks Automation Inc	120,428	1,569		Heartland Express Inc	75,989	1,398
Cabot Microelectronics Corp	42,352	2,340		Hornbeck Offshore Services Inc (a)	56,743	225
CEVA Inc (a)	36,777	1,105		Hub Group Inc (a)	58,888	2,146
Cohu Inc	43,530	487		Knight Transportation Inc	116,532	3,409
Diodes Inc (a)	67,661	1,401		Marten Transport Ltd	40,462	829
DSP Group Inc (a)	38,415	419		Matson Inc	75,375	3,010
Exar Corp (a)	73,066	659		Roadrunner Transportation Systems Inc (a)	53,126	404
Kopin Corp (a)	106,611	223		Saia Inc (a)	44,228	1,577
Kulicke & Soffa Industries Inc (a)	123,528	1,635		Tidewater Inc	82,585	143
MKS Instruments Inc	93,996	4,742				$19,334
Nanometrics Inc (a)	43,502	909
				Trucking & Leasing - 0.14%
Power Integrations Inc	50,687	3,267		Greenbrier Cos Inc/The	49,487	1,559
Rambus Inc (a)	192,826	2,351
Rudolph Technologies Inc (a)	54,287	983
				Water - 0.46%
Semtech Corp (a)	115,044	2,784		American States Water Co	64,144	2,565
Tessera Technologies Inc	85,226	3,162		California Water Service Group	84,169	2,609
Ultratech Inc (a)	41,326	880
						$5,174
Veeco Instruments Inc (a)	71,304	1,547
				TOTAL COMMON STOCKS		$1,099,888
		$30,463		INVESTMENT COMPANIES - 1.80%	Shares Held	Value(000	's)
Software - 3.88%				Exchange Traded Funds - 0.34%
Blackbaud Inc	83,376	5,119		iShares Core S&P Small-Cap ETF	32,322	3,836
Bottomline Technologies de Inc (a)	65,290	1,481
Computer Programs & Systems Inc	18,758	490
CSG Systems International Inc	56,768	2,159

See accompanying notes

		Schedule of Investments
SmallCap S&P 600 Index Fund
October 31, 2016

INVESTMENT COMPANIES (continued)	Shares Held	Value (000's)
Money Market Funds - 1.46%
BlackRock Liquidity Funds FedFund Portfolio	16,293,444	$16,293

TOTAL INVESTMENT COMPANIES		$20,129
Total Investments		$1,120,017
Other Assets and Liabilities - (0.11)%		$(1,213)
TOTAL NET ASSETS - 100.00%		$1,118,804

(a) Non-Income Producing Security
(b)	Security is Illiquid. At the end of the period, the value of these securities totaled $1,042 or 0.09% of net assets.

Portfolio Summary (unaudited)
Sector		Percent
Financial		22.58%
Consumer, Non-cyclical		18.47%
Industrial		17.44%
Consumer, Cyclical		15.03%
Technology		9.14%
Basic Materials		5.21%
Communications		4.89%
Energy		2.84%
Utilities		2.71%
Investment Companies		1.80%
Other Assets and Liabilities		(0.11)%
TOTAL NET ASSETS		100.00%

Futures Contracts

					Unrealized
Type	Long/Short Contracts		Notional Value	Fair Value	Appreciation/(Depreciation)
Russell 2000 Mini; December 2016	Long	126	$15,332	$15,010	$(322)
Total					$(322)

Amounts in thousands except contracts

See accompanying notes

Schedule of Investments
SmallCap Value Fund II
		October 31, 2016

COMMON STOCKS - 94.33%	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Advertising - 0.02%				Automobile Parts & Equipment (continued)
EVINE Live Inc (a)	5,584	$12		Strattec Security Corp	2,040	$72
Harte-Hanks Inc	38,509	54		Superior Industries International Inc	47,818	1,172
Marchex Inc (a)	24,854	63		Supreme Industries Inc	17,712	216
MDC Partners Inc	6,254	53		Titan International Inc	63,849	652
		$182		Tower International Inc	3,849	84
Aerospace & Defense - 0.85%				Visteon Corp	4,280	302
AAR Corp	51,134	1,645				$7,236
Aerojet Rocketdyne Holdings Inc (a)	14,385	253		Banks - 12.86%
Aerovironment Inc (a)	10,489	252		1st Constitution Bancorp	926	13
Arotech Corp (a)	9,039	24		1st Source Corp	29,519	1,020
Cubic Corp	21,341	911		Access National Corp	1,684	40
Curtiss-Wright Corp	18,903	1,695		ACNB Corp	1,235	33
Ducommun Inc (a)	17,055	325		Allegiance Bancshares Inc (a)	1,983	52
Esterline Technologies Corp (a)	40,404	2,968		American National Bankshares Inc	2,113	57
Kaman Corp	6,786	296		American River Bankshares (a)	5,499	67
KLX Inc (a)	7,221	249		Ameris Bancorp	1,196	43
Kratos Defense & Security Solutions Inc (a)	69,334	390		AmeriServ Financial Inc	22,099	72
LMI Aerospace Inc (a)	971	7		Ames National Corp	1,738	47
Moog Inc (a)	9,816	569		Arrow Financial Corp	6,143	195
National Presto Industries Inc	837	73		ASB Bancorp Inc (a)	600	16
SIFCO Industries Inc (a)	610	6		Associated Banc-Corp	126,340	2,565
Teledyne Technologies Inc (a)	4,681	504		BancFirst Corp	1,466	105
Triumph Group Inc	6,752	160		Bancorp Inc/The (a)	24,659	154
		$10,327		BancorpSouth Inc	49,912	1,173
Agriculture - 0.25%				Bank of Commerce Holdings	1,302	10
				Bank of Florida Corp (a),(b),(c)	6,269	—
Alico Inc	1,485	39
Alliance One International Inc (a)	9,102	135		Bank of Marin Bancorp	1,174	60
Andersons Inc/The	19,208	731		Bankwell Financial Group Inc	1,139	28
Limoneira Co	324	6		Banner Corp	21,666	978
Tejon Ranch Co (a)	2,986	67		Bar Harbor Bankshares	1,676	61
Turning Point Brands Inc (a)	749	9		BCB Bancorp Inc	1,563	18
Universal Corp/VA	34,199	1,854		Blue Hills Bancorp Inc	7,015	109
Vector Group Ltd	8,615	180		BNC Bancorp	5,124	128
		$3,021		Boston Private Financial Holdings Inc	68,335	899
Airlines - 0.31%				Bridge Bancorp Inc	3,008	83
Copa Holdings SA	19,923	1,837		Bryn Mawr Bank Corp	7,158	225
SkyWest Inc	63,355	1,910		C&F Financial Corp	723	30
Virgin America Inc (a)	142	8		Camden National Corp	3,185	105
		$3,755		Capital Bank Financial Corp	1,277	42
				Capital City Bank Group Inc	14,309	215
Apparel - 0.74%
Deckers Outdoor Corp (a)	20,239	1,056		Cardinal Financial Corp	15,059	395
				Carolina Bank Holdings Inc (a)	378	8
Delta Apparel Inc (a)	8,506	140
Iconix Brand Group Inc (a)	55,294	436		Carolina Financial Corp	2,043	47
				Cascade Bancorp (a)	20,275	124
Lakeland Industries Inc (a)	6,346	63
Perry Ellis International Inc (a)	22,537	419		Cass Information Systems Inc	1,171	63
				Cathay General Bancorp	39,408	1,181
Rocky Brands Inc	8,535	91
Sequential Brands Group Inc (a)	11,212	81		CenterState Banks Inc	10,874	203
Steven Madden Ltd (a)	140,750	4,701		Central Pacific Financial Corp	22,089	566
				Central Valley Community Bancorp	2,208	32
Superior Uniform Group Inc	8,321	148
Unifi Inc (a)	22,865	658		Century Bancorp Inc/MA	771	35
Vince Holding Corp (a)	3,551	19		Chemical Financial Corp	30,669	1,317
				Chemung Financial Corp	783	22
Weyco Group Inc	1,659	42
				Citizens & Northern Corp	8,037	168
Wolverine World Wide Inc	52,538	1,122
				Citizens First Corp	300	5
		$8,976
				City Holding Co	1,962	103
Automobile Manufacturers - 0.03%				CNB Financial Corp/PA	4,359	86
Blue Bird Corp (a)	1,368	20
Navistar International Corp (a)	6,305	141		Codorus Valley Bancorp Inc	2,308	48
				Colony Bankcorp Inc (a)	706	7
Wabash National Corp (a)	19,589	221
Workhorse Group Inc (a)	375	2		Columbia Banking System Inc	7,937	262
				Community Bank System Inc	17,291	814
		$384		Community Trust Bancorp Inc	3,339	122
Automobile Parts & Equipment - 0.59%				Community West Bancshares	1,308	11
Cooper Tire & Rubber Co	28,515	1,048		ConnectOne Bancorp Inc	14,987	275
Cooper-Standard Holding Inc (a)	635	58
				County Bancorp Inc	614	12
Dana Inc	59,079	915		CU Bancorp (a)	4,499	106
Douglas Dynamics Inc	1,818	58		Customers Bancorp Inc (a)	8,085	219
Federal-Mogul Holdings Corp (a)	73,074	676
				CVB Financial Corp	13,924	234

Meritor Inc(a)	11,322	116		Eagle Bancorp Inc (a)	1,614	80
Metaldyne Performance Group Inc	1,441	22		Eastern Virginia Bankshares Inc	851	7
Miller Industries Inc/TN	18,895	415		Enterprise Bancorp Inc/MA	1,698	44
Modine Manufacturing Co (a)	53,052	581
				Enterprise Financial Services Corp	5,376	178

Motorcar Parts of America Inc(a)	351	9		Equity Bancshares Inc (a)	1,153	30
Spartan Motors Inc	63,570	543		Evans Bancorp Inc	387	11
Standard Motor Products Inc	6,089	297		Farmers Capital Bank Corp	6,036	190

See accompanying notes

Schedule of Investments
SmallCap Value Fund II
		October 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Banks (continued)				Banks (continued)
Farmers National Banc Corp	5,064	$53		Northeast Bancorp	1,364	$15
FCB Financial Holdings Inc (a)	7,241	270		Northrim BanCorp Inc	5,693	140
Fidelity Southern Corp	7,344	134		OFG Bancorp	97,970	1,043
Financial Institutions Inc	14,517	390		Old Line Bancshares Inc	1,785	35
First Bancorp Inc/ME	1,979	47		Old National Bancorp/IN	481,678	7,081
First BanCorp/Puerto Rico (a)	116,984	600		Old Second Bancorp Inc	17,506	135
First Bancorp/Southern Pines NC	17,758	351		Opus Bank	4,267	85
First Bancshares Inc/The	1,620	35		Orrstown Financial Services Inc	1,417	30
First Busey Corp	24,083	557		Pacific Continental Corp	6,153	106
First Business Financial Services Inc	5,942	112		Park National Corp	1,823	177
First Citizens BancShares Inc/NC	1,381	402		Park Sterling Corp	37,786	325
First Commonwealth Financial Corp	137,201	1,394		Patriot National Bancorp Inc (a)	212	3
First Community Bancshares Inc/VA	21,436	485		Peapack Gladstone Financial Corp	6,820	144
First Connecticut Bancorp Inc/Farmington CT	7,799	138		Penns Woods Bancorp Inc	911	39
First Financial Bancorp	444,389	9,554		Peoples Bancorp Inc/OH	16,172	400
First Financial Bankshares Inc	3,270	118		Peoples Bancorp of North Carolina Inc	1,797	37
First Financial Corp/IN	5,893	237		Peoples Financial Services Corp	1,311	52
First Foundation Inc (a)	1,614	40		People's Utah Bancorp	2,634	53
First Internet Bancorp	1,063	28		Pinnacle Financial Partners Inc	9,126	471
First Interstate BancSystem Inc	10,639	339		Popular Inc	34,526	1,253
First Merchants Corp	374,581	10,545		Preferred Bank/Los Angeles CA	3,935	149
First Mid-Illinois Bancshares Inc	1,603	42		Premier Financial Bancorp Inc	10,390	174
First Midwest Bancorp Inc/IL	145,606	2,811		PrivateBancorp Inc	10,680	483
First NBC Bank Holding Co (a)	31,972	173		Prosperity Bancshares Inc	286,106	15,871
First Northwest Bancorp (a)	2,393	33		Provident Bancorp Inc (a)	925	15
First of Long Island Corp/The	2,643	84		QCR Holdings Inc	2,319	75
First United Corp (a)	1,489	17		Renasant Corp	29,215	985
FNB Corp/PA	169,772	2,219		Republic Bancorp Inc/KY	10,166	321
Franklin Financial Network Inc (a)	1,380	45		Republic First Bancorp Inc (a)	6,538	26
Fulton Financial Corp	218,009	3,249		S&T Bancorp Inc	26,513	832
German American Bancorp Inc	4,971	193		Sandy Spring Bancorp Inc	34,511	1,093
Glacier Bancorp Inc	24,656	696		SB Financial Group Inc	2,685	34
Great Southern Bancorp Inc	2,225	92		Seacoast Banking Corp of Florida (a)	5,481	95
Great Western Bancorp Inc	23,287	750		Select Bancorp Inc (a)	2,142	17
Green Bancorp Inc (a)	1,100	11		Shore Bancshares Inc	2,797	36
Guaranty Bancorp	5,506	105		Sierra Bancorp	22,431	401
Guaranty Federal Bancshares Inc	541	9		Simmons First National Corp	4,445	219
Hancock Holding Co	81,889	2,748		South State Corp	3,232	237
Hanmi Financial Corp	7,854	196		Southern First Bancshares Inc (a)	1,577	41
Hawthorn Bancshares Inc	1,750	25		Southern National Bancorp of Virginia Inc	4,459	59
Heartland Financial USA Inc	7,162	269		Southside Bancshares Inc	3,380	110
Heritage Commerce Corp	10,836	118		Southwest Bancorp Inc	21,921	409
Heritage Financial Corp/WA	11,427	210		State Bank Financial Corp	8,063	178
Heritage Oaks Bancorp	4,853	39		Stock Yards Bancorp Inc	2,869	98
Hilltop Holdings Inc	58,080	1,434		Stonegate Bank	4,765	165
Home BancShares Inc/AR	3,852	83		Suffolk Bancorp	2,075	75
Hope Bancorp Inc	371,817	6,001		Summit Financial Group Inc	1,616	32
Horizon Bancorp/IN	2,465	71		Summit State Bank	804	11
IBERIABANK Corp	44,216	2,903		Sun Bancorp Inc/NJ	1,889	43
Independent Bank Corp/MI	17,811	300		Sussex Bancorp	1,215	20
Independent Bank Corp/Rockland MA	3,549	196		Synovus Financial Corp	7,577	251
Independent Bank Group Inc	2,747	133		TCF Financial Corp	85,513	1,223
International Bancshares Corp	77,570	2,393		Texas Capital Bancshares Inc (a)	10,440	619
Kearny Financial Corp/MD	64,544	901		TierOne Corp (a),(b),(c)	2,447	—
Lakeland Bancorp Inc	22,078	312		Tompkins Financial Corp	2,896	229
Lakeland Financial Corp	140,807	5,187		Towne Bank/Portsmouth VA	7,721	191
LCNB Corp	1,944	33		TriCo Bancshares	5,652	150
LegacyTexas Financial Group Inc	6,068	208		TriState Capital Holdings Inc (a)	11,366	201
Macatawa Bank Corp	11,676	95		Triumph Bancorp Inc (a)	2,991	56
MainSource Financial Group Inc	39,160	977		TrustCo Bank Corp NY	24,632	172
MB Financial Inc	73,284	2,667		Trustmark Corp	75,981	2,103
MBT Financial Corp	19,717	174		UMB Financial Corp	6,104	379
Mercantile Bank Corp	11,685	322		Umpqua Holdings Corp	119,588	1,827
Merchants Bancshares Inc/VT	1,251	54		Union Bankshares Corp	360,758	10,076
Mid Penn Bancorp Inc	119	2		Union Bankshares Inc/Morrisville VT	135	4
Middleburg Financial Corp	916	28		United Bancshares Inc/OH	900	18
Midland States Bancorp Inc	919	23		United Bankshares Inc/WV	8,931	337
MidSouth Bancorp Inc	743	8		United Community Banks Inc/GA	15,336	330
MidWestOne Financial Group Inc	2,564	75		United Security Bancshares/Fresno CA (a)	1,825	11
National Bank Holdings Corp	20,507	499		Unity Bancorp Inc	181	2
National Bankshares Inc	1,264	44		Univest Corp of Pennsylvania	19,114	454
National Commerce Corp (a)	1,733	49		Valley National Bancorp	169,594	1,672
NBT Bancorp Inc	19,222	648		Veritex Holdings Inc (a)	1,422	25
Nicolet Bankshares Inc (a)	1,314	51		Walker & Dunlop Inc (a)	3,677	89

See accompanying notes

Schedule of Investments
SmallCap Value Fund II
		October 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Banks (continued)				Building Materials (continued)
Washington Trust Bancorp Inc	10,556	$484		Gibraltar Industries Inc (a)	38,731	$1,506
WashingtonFirst Bankshares Inc	1,665	41		Griffon Corp	51,350	857
Webster Financial Corp	378,719	15,301		Louisiana-Pacific Corp (a)	35,346	648
WesBanco Inc	37,124	1,222		LSI Industries Inc	30,640	264
West Bancorporation Inc	3,120	60		Quanex Building Products Corp	26,020	424
Westamerica Bancorporation	3,416	169		Simpson Manufacturing Co Inc	15,992	685
Western New England Bancorp Inc	29,841	235		Universal Forest Products Inc	20,076	1,727
Wintrust Financial Corp	60,645	3,272				$12,104
Yadkin Financial Corp	6,852	190		Chemicals - 1.10%
		$156,803		A Schulman Inc	20,558	591
Beverages - 0.03%				Aceto Corp	7,101	130
Craft Brew Alliance Inc (a)	9,299	149		AdvanSix Inc (a)	127,525	2,035
MGP Ingredients Inc	5,023	177		AgroFresh Solutions Inc (a)	4,183	20
		$326		American Vanguard Corp	49,816	758
Biotechnology - 0.19%				Cabot Corp	3,321	173
Acorda Therapeutics Inc (a)	6,530	116		Calgon Carbon Corp	16,232	257
Adverum Biotechnologies Inc (a)	3,940	12		Chemours Co/The	7,983	131
Agenus Inc (a)	2,155	9		Chemtura Corp (a)	4,310	141
AMAG Pharmaceuticals Inc (a)	4,228	109		Codexis Inc (a)	1,260	6
Aptevo Therapeutics Inc (a)	791	2		CSW Industrials Inc (a)	2,654	82
Aratana Therapeutics Inc (a)	8,745	70		GCP Applied Technologies Inc (a)	1,477	38
Ardelyx Inc (a)	4,527	56		Hawkins Inc	1,401	57
ARIAD Pharmaceuticals Inc (a)	1,848	16		Huntsman Corp	26,600	451
Arrowhead Pharmaceuticals Inc (a)	694	4		Ingevity Corp (a)	1,121	46
Atara Biotherapeutics Inc (a)	3,747	48		Innophos Holdings Inc	7,644	350
Audentes Therapeutics Inc (a)	199	3		Innospec Inc	20,776	1,252
Bellicum Pharmaceuticals Inc (a)	1,202	20		KMG Chemicals Inc	1,033	28
BioCryst Pharmaceuticals Inc (a)	2,440	10		Koppers Holdings Inc (a)	1,779	58
Bluebird Bio Inc (a)	4,059	194		Kraton Corp (a)	30,749	788
Celldex Therapeutics Inc (a)	16,369	52		Kronos Worldwide Inc	24,965	191
Cellular Biomedicine Group Inc (a)	635	8		Landec Corp (a)	27,378	363
Corvus Pharmaceuticals Inc (a)	481	6		Minerals Technologies Inc	18,099	1,216
Dimension Therapeutics Inc (a)	1,308	6		Oil-Dri Corp of America	991	33
Edge Therapeutics Inc (a)	1,711	18		Olin Corp	95,181	2,087
Emergent BioSolutions Inc (a)	1,582	42		OMNOVA Solutions Inc (a)	3,368	26
Endocyte Inc (a)	6,834	19		Platform Specialty Products Corp (a)	14,519	106
Enzo Biochem Inc (a)	12,542	76		Quaker Chemical Corp	964	104
Epizyme Inc (a)	1,978	18		Rayonier Advanced Materials Inc	3,461	45
Esperion Therapeutics Inc (a)	2,451	25		Sensient Technologies Corp	2,511	187
Exelixis Inc (a)	15,234	161		Stepan Co	9,718	691
Five Prime Therapeutics Inc (a)	3,640	177		Tronox Ltd	111,428	903
Harvard Bioscience Inc (a)	7,272	17		Valhi Inc	4,398	9
Idera Pharmaceuticals Inc (a)	1,268	2				$13,353
ImmunoGen Inc (a)	51,390	93		Coal - 0.16%
Immunomedics Inc (a)	1,313	3		Cloud Peak Energy Inc (a)	41,497	256
Infinity Pharmaceuticals Inc (a)	35,630	43		CONSOL Energy Inc	28,438	482
Innoviva Inc (a)	3,856	40		Hallador Energy Co	6,459	57
Karyopharm Therapeutics Inc (a)	3,180	23		SunCoke Energy Inc	103,982	1,061
Medicines Co/The (a)	773	25		Westmoreland Coal Co (a)	3,922	35
Merrimack Pharmaceuticals Inc (a)	7,965	42				$1,891
Momenta Pharmaceuticals Inc (a)	11,181	124		Commercial Services - 6.27%
NewLink Genetics Corp (a)	1,833	23		Aaron's Inc	97,662	2,413
Otonomy Inc (a)	4,116	62		ABM Industries Inc	16,462	643
OvaScience Inc (a)	4,651	23		Albany Molecular Research Inc (a)	273,114	4,258
PDL BioPharma Inc	38,125	123		AMERCO	7,626	2,459
PTC Therapeutics Inc (a)	5,697	35		American Public Education Inc (a)	19,560	395
REGENXBIO Inc (a)	3,470	55		Apollo Education Group Inc (a)	11,412	100
Retrophin Inc (a)	6,305	119		ARC Document Solutions Inc (a)	29,726	101
Rigel Pharmaceuticals Inc (a)	3,392	9		Ascent Capital Group Inc (a)	12,169	248
RTI Surgical Inc (a)	41,661	106		AstroNova Inc	9,156	133
Selecta Biosciences Inc (a)	177	3		Avalon Holdings Corp (a)	3,917	10
Spectrum Pharmaceuticals Inc (a)	9,475	34		Booz Allen Hamilton Holding Corp	477,625	14,553
Stemline Therapeutics Inc (a)	2,248	26		Bridgepoint Education Inc (a)	3,435	23
Syndax Pharmaceuticals Inc (a)	423	5		CAI International Inc (a)	26,552	202
Trovagene Inc (a)	397	1		Cambium Learning Group Inc (a)	16,138	84
Versartis Inc (a)	4,269	47		Capella Education Co	836	61
		$2,360		Cardtronics PLC (a)	3,515	176
Building Materials - 0.99%				Career Education Corp (a)	52,380	377
Armstrong Flooring Inc (a)	8,745	142		Carriage Services Inc	10,127	240
Boise Cascade Co (a)	24,343	469		Cartesian Inc (a)	650	—
Continental Building Products Inc (a)	192,675	3,940		CBIZ Inc (a)	61,956	684
Continental Materials Corp (a)	657	14		CDI Corp	13,382	82
Cree Inc (a)	64,017	1,428		CEB Inc	7,530	366

See accompanying notes

Schedule of Investments
SmallCap Value Fund II
		October 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Commercial Services (continued)				Computers (continued)
Civeo Corp (a)	5,739	$7		NCI Inc	1,674	$20
Cotiviti Holdings Inc (a)	149,672	4,620		NetScout Systems Inc (a)	42,287	1,160
CPI Card Group Inc	3,274	18		PAR Technology Corp (a)	9,256	51
CRA International Inc	11,929	372		Qualstar Corp (a)	769	3
Cross Country Healthcare Inc (a)	15,622	175		Qumu Corp (a)	1,087	3
DeVry Education Group Inc	61,782	1,403		Radisys Corp (a)	6,153	26
Edgewater Technology Inc (a)	10,657	87		SecureWorks Corp (a)	707	8
Ennis Inc	108,373	1,588		Silicon Graphics International Corp (a)	20,477	158
Everi Holdings Inc (a)	24,616	49		Silver Spring Networks Inc (a)	6,435	91
EVERTEC Inc	8,565	129		StarTek Inc (a)	11,737	79
Franklin Covey Co (a)	6,186	113		Stratasys Ltd (a)	3,461	66
FRP Holdings Inc (a)	1,871	60		Super Micro Computer Inc (a)	10,205	242
FTI Consulting Inc (a)	52,694	2,053		Sykes Enterprises Inc (a)	59,695	1,596
Graham Holdings Co	857	407		Unisys Corp (a)	3,182	33
Great Lakes Dredge & Dock Corp (a)	69,145	246		USA Technologies Inc (a)	947	4
Green Dot Corp (a)	8,875	197		Virtusa Corp (a)	156,425	2,963
Hackett Group Inc/The	4,783	77		Vocera Communications Inc (a)	24,117	444
Heidrick & Struggles International Inc	16,338	302				$40,372
Hudson Global Inc	611	1		Consumer Products - 0.30%
Huron Consulting Group Inc (a)	4,589	257		ACCO Brands Corp (a)	123,654	1,373
ICF International Inc (a)	207,564	9,631		Acme United Corp	1,796	39
K12 Inc (a)	52,880	573		Central Garden & Pet Co (a)	16,880	411
KAR Auction Services Inc	305,200	12,995		Central Garden & Pet Co - A Shares (a)	45,831	1,069
Kelly Services Inc	53,987	1,011		CSS Industries Inc	12,898	324
Korn/Ferry International	65,952	1,345		Helen of Troy Ltd (a)	4,907	400
Landauer Inc	3,115	136				$3,616
Liberty Tax Inc	611	7		Cosmetics & Personal Care - 0.15%
McGrath RentCorp	18,731	563		Avon Products Inc	239,819	1,571
MoneyGram International Inc (a)	5,518	39		CCA Industries Inc (a)	500	2
Monster Worldwide Inc (a)	76,897	262		Inter Parfums Inc	1,825	59
National Research Corp	379	6		Revlon Inc (a)	6,240	212
Navigant Consulting Inc (a)	72,506	1,696
						$1,844
Neff Corp (a)	1,608	15
				Distribution & Wholesale - 1.17%
Perceptron Inc(a)	6,585	41		ADDvantage Technologies Group Inc (a)	3,841	7

PFSweb Inc(a)	252	2		Anixter International Inc (a)	17,303	1,137
Quad/Graphics Inc	20,736	493		Beacon Roofing Supply Inc (a)	9,619	405
Quanta Services Inc (a)	27,287	785
				Core-Mark Holding Co Inc	20,232	715
RCM Technologies Inc	13,071	93		Essendant Inc	63,458	974
Rent-A-Center Inc/TX	58,655	592		Fossil Group Inc (a)	7,810	213
Resources Connection Inc	25,181	374		G-III Apparel Group Ltd (a)	1,161	30
RPX Corp (a)	43,980	429
				H&E Equipment Services Inc	3,400	48

ServiceSource International Inc(a)	4,226	20		ScanSource Inc (a)	27,336	957
Sotheby's	4,538	163		Systemax Inc	2,788	22
(a)
SP Plus Corp	475	12		Titan Machinery Inc (a)	3,294	31
Strayer Education Inc (a)	2,553	150
				Triton International Ltd/Bermuda	38,705	467

Team Inc(a)	123,327	3,792		Veritiv Corp (a)	3,308	178
Textainer Group Holdings Ltd	3,981	30		WESCO International Inc (a)	166,905	9,046
Travelport Worldwide Ltd	3,996	56				$14,230
TrueBlue Inc (a)	9,029	158
Universal Security Instruments Inc (a)	1,000	3		Diversified Financial Services - 1.34%
				AeroCentury Corp (a)	423	4
Vectrus Inc (a)	2,587	43
				Air Lease Corp	54,033	1,635
Viad Corp	26,447	1,098
Volt Information Sciences Inc (a)	13,617	89		Aircastle Ltd	45,231	930
Weight Watchers International Inc (a)	565	6		Arlington Asset Investment Corp	4,343	62
				Associated Capital Group Inc	3,652	124
		$76,477		Asta Funding Inc (a)	11,856	116
Computers - 3.31%				Atlanticus Holdings Corp (a)	14,485	49
Agilysys Inc (a)	28,807	278
				Calamos Asset Management Inc	40,194	260
CACI International Inc (a)	171,398	16,772
				California First National Bancorp	3,792	53

Ciber Inc(a)	117,638	120		Cowen Group Inc (a)	120,477	392

Cogint Inc(a)	2,600	10		Encore Capital Group Inc (a)	4,257	84
Convergys Corp	116,386	3,398		Enova International Inc (a)	6,813	64
Datalink Corp (a)	26,139	248
				FBR & Co	14,931	208
Diebold Inc	6,249	136		Federal Agricultural Mortgage Corp	10,972	448

Engility Holdings Inc(a)	271,683	7,806		FNFV Group (a)	15,291	184
ExOne Co/The (a)	1,775	21
				GAIN Capital Holdings Inc	11,426	52
Imation Corp (a)	29,492	16
				GAMCO Investors Inc	5,467	155
Immersion Corp (a)	11,350	93
				Greenhill & Co Inc	22,967	538
Insight Enterprises Inc (a)	50,800	1,463
				Hannon Armstrong Sustainable Infrastructure	5,672	130
Key Tronic Corp (a)	16,991	131
				Capital Inc

KEYW Holding Corp/The(a)	6,403	67		Impac Mortgage Holdings Inc (a)	1,968	31
Lexmark International Inc	28,733	1,140		INTL. FCStone Inc (a)	5,251	188
Mentor Graphics Corp	39,710	1,148		Investment Technology Group Inc	6,676	103
Mercury Systems Inc (a)	10,633	295
				Janus Capital Group Inc	128,297	1,645
MTS Systems Corp	5,953	283

See accompanying notes

Schedule of Investments
SmallCap Value Fund II
		October 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Diversified Financial Services (continued)				Electronics (continued)
KCG Holdings Inc (a)	60,645	$774		ESCO Technologies Inc	24,163	$1,077
Ladder Capital Corp	6,916	88		FARO Technologies Inc (a)	8,266	277
LendingClub Corp (a)	25,319	125		Frequency Electronics Inc (a)	11,821	108
Manning & Napier Inc	33,700	232		GoPro Inc (a)	13,830	177
Marlin Business Services Corp	12,048	211		II-VI Inc (a)	44,331	1,232
Medley Management Inc	1,492	13		IntriCon Corp (a)	448	3
Nationstar Mortgage Holdings Inc (a)	2,954	45		Kemet Corp (a)	28,632	102
Nelnet Inc	25,748	1,009		Kimball Electronics Inc (a)	39,108	544
NewStar Financial Inc (a)	56,945	554		Knowles Corp (a)	26,511	396
OM Asset Management PLC	13,320	187		LGL Group Inc/The (a)	410	2
Oppenheimer Holdings Inc	20,655	290		Methode Electronics Inc	1,922	60
PennyMac Financial Services Inc (a)	11,543	197		NVE Corp	1,800	101
PHH Corp (a)	61,585	895		OSI Systems Inc (a)	3,657	256
Piper Jaffray Cos (a)	17,170	971		Park Electrochemical Corp	7,947	123
PJT Partners Inc	3,222	89		Plexus Corp (a)	57,136	2,617
PRA Group Inc (a)	6,303	201		Rofin-Sinar Technologies Inc (a)	22,088	719
Pzena Investment Management Inc	5,936	43		Rogers Corp (a)	15,767	858
Regional Management Corp (a)	9,005	200		Sanmina Corp (a)	81,343	2,250
Stifel Financial Corp (a)	26,737	1,046		Sparton Corp (a)	7,018	168
Virtu Financial Inc	531	7		Stoneridge Inc (a)	6,135	91
Virtus Investment Partners Inc	3,007	322		Sypris Solutions Inc (a)	37,183	36
Waddell & Reed Financial Inc	83,979	1,320		Tech Data Corp (a)	44,074	3,395
World Acceptance Corp (a)	1,216	58		TTM Technologies Inc (a)	114,283	1,503
		$16,332		Vishay Intertechnology Inc	217,417	3,065
Electric - 2.26%				Vishay Precision Group Inc (a)	18,529	291
ALLETE Inc	18,566	1,138		Watts Water Technologies Inc	255	15
Ameresco Inc (a)	7,506	36		ZAGG Inc (a)	19,632	127
Atlantic Power Corp	26,067	60				$26,711
Atlantica Yield plc	8,110	146		Energy - Alternate Sources - 0.23%
Avista Corp	20,320	841		Clean Energy Fuels Corp (a)	48,943	201
Black Hills Corp	9,864	610		FutureFuel Corp	34,260	375
Dynegy Inc (a)	97,161	1,034		Green Plains Inc	54,445	1,416
El Paso Electric Co	173,848	8,032		Pacific Ethanol Inc (a)	23,241	173
Empire District Electric Co/The	9,855	337		Pattern Energy Group Inc	1,782	40
EnerNOC Inc (a)	11,210	58		Renewable Energy Group Inc (a)	24,979	219
Genie Energy Ltd (a)	8,028	42		REX American Resources Corp (a)	1,428	113
IDACORP Inc	6,872	539		Sunrun Inc (a)	10,982	57
MGE Energy Inc	12,630	738		TerraForm Global Inc	15,825	59
NorthWestern Corp	165,194	9,507		TerraForm Power Inc (a)	11,962	149
NRG Yield Inc - A Shares	6,051	89		Vivint Solar Inc (a)	3,980	12
NRG Yield Inc - C Shares	8,756	135				$2,814
Ormat Technologies Inc	34,023	1,641		Engineering & Construction - 0.72%
Otter Tail Corp	15,856	570		Aegion Corp (a)	41,937	776
PNM Resources Inc	10,876	357		EMCOR Group Inc	22,012	1,331
Portland General Electric Co	24,813	1,083		ENGlobal Corp (a)	18,947	27
Talen Energy Corp (a)	19,901	277		Goldfield Corp/The (a)	4,043	11
Unitil Corp	7,376	300		Granite Construction Inc	23,236	1,143
		$27,570		Hill International Inc (a)	28,827	111
Electrical Components & Equipment - 0.50%				IES Holdings Inc (a)	515	8
Advanced Energy Industries Inc (a)	270	13		KBR Inc	3,649	54
Encore Wire Corp	19,107	652		Layne Christensen Co (a)	10,039	86
EnerSys	6,008	391		MasTec Inc (a)	57,513	1,642
General Cable Corp	20,572	289		MYR Group Inc (a)	17,073	510
Graham Corp	11,604	207		NV5 Global Inc (a)	501	14
Insteel Industries Inc	401	11		Orion Group Holdings Inc (a)	33,086	267
Littelfuse Inc	29,528	4,119		Sterling Construction Co Inc (a)	3,250	24
Novanta Inc (a)	4,425	77		TopBuild Corp (a)	31,233	941
Powell Industries Inc	5,335	189		Tutor Perini Corp (a)	83,038	1,581
SPX Corp (a)	7,361	140		VSE Corp	8,584	248
Ultralife Corp (a)	14,398	59				$8,774
		$6,147		Entertainment - 0.44%
Electronics - 2.19%				AMC Entertainment Holdings Inc	15,729	495
Applied Optoelectronics Inc (a)	3,054	59		Caesars Acquisition Co (a)	6,434	75
AVX Corp	116,669	1,636		Carmike Cinemas Inc (a)	1,094	36
Ballantyne Strong Inc (a)	8,901	61		Dover Motorsports Inc	3,447	8
Bel Fuse Inc	9,015	215		Eldorado Resorts Inc (a)	9,935	120
Benchmark Electronics Inc (a)	87,699	2,205		Eros International PLC (a)	5,296	94
Brady Corp	31,979	1,058		Golden Entertainment Inc	1,797	21
Coherent Inc (a)	3,994	416		International Game Technology PLC	5,173	149
Control4 Corp (a)	3,874	44		International Speedway Corp	25,215	829
CTS Corp	60,910	1,108		Marriott Vacations Worldwide Corp	35,119	2,233
CyberOptics Corp (a)	7,092	171		National CineMedia Inc	8,588	119
Electro Scientific Industries Inc (a)	27,985	145		Penn National Gaming Inc (a)	1,384	18

See accompanying notes

Schedule of Investments
SmallCap Value Fund II
		October 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Entertainment (continued)				Healthcare - Products (continued)
Pinnacle Entertainment Inc (a)	6,739	$80		Analogic Corp	2,292	$188
RCI Hospitality Holdings Inc	10,679	124		AngioDynamics Inc (a)	48,906	780
Reading International Inc (a)	2,471	33		AtriCure Inc (a)	1,302	24
Speedway Motorsports Inc	50,125	942		BioTelemetry Inc (a)	2,261	40
		$5,376		Cerus Corp (a)	1,772	9
Environmental Control - 0.28%				CONMED Corp	30,848	1,234
Casella Waste Systems Inc (a)	7,399	83		CryoLife Inc	12,023	205
CECO Environmental Corp	15,564	154		Cutera Inc (a)	10,555	138
Covanta Holding Corp	92,394	1,386		Digirad Corp	15,358	68
Fuel Tech Inc (a)	1,539	2		Exactech Inc (a)	6,819	165
Heritage-Crystal Clean Inc (a)	2,381	31		Haemonetics Corp (a)	21,995	735
MSA Safety Inc	1,300	76		Halyard Health Inc (a)	9,438	305
Tetra Tech Inc	40,245	1,548		Hanger Inc (a)	13,495	108
TRC Cos Inc (a)	17,494	142		ICU Medical Inc (a)	1,629	227
		$3,422		Integer Holdings Corp (a)	21,436	473
				Integra LifeSciences Holdings Corp (a)	40,150	3,192
Food - 1.50%
AMCON Distributing Co	191	17		Invacare Corp	37,601	344
Cal-Maine Foods Inc	939	36		K2M Group Holdings Inc (a)	3,228	55
Chefs' Warehouse Inc/The (a)	656	7		LeMaitre Vascular Inc	1,485	31
Darling Ingredients Inc (a)	148,728	2,023		Luminex Corp (a)	5,388	112
Dean Foods Co	28,812	526		Meridian Bioscience Inc	20,007	330
Fairway Group Holdings Corp (a),(c)	19,332	—		Merit Medical Systems Inc (a)	20,745	455
				Misonix Inc (a)	10,945	67
Fresh Del Monte Produce Inc	83,998	5,069
Ingles Markets Inc	18,661	738		Nuvectra Corp (a)	5,783	31
				OraSure Technologies Inc (a)	14,435	108
John B Sanfilippo & Son Inc	22,359	1,132
				Orthofix International NV (a)	6,505	238
Lancaster Colony Corp	4,655	608
Post Holdings Inc (a)	18,744	1,429		Quidel Corp (a)	2,864	55
				Rockwell Medical Inc (a)	1,087	6
Sanderson Farms Inc	6,585	593
Seaboard Corp (a)	38	129		TransEnterix Inc (a)	10,727	16
Seneca Foods Corp - Class A (a)	20,310	598		VWR Corp (a)	509,825	14,025
Seneca Foods Corp - Class B (a)	39	1		Wright Medical Group NV (a)	14,027	307
Smart & Final Stores Inc (a)	3,112	37				$25,511
Snyder's-Lance Inc	47,580	1,692		Healthcare - Services - 2.79%
SpartanNash Co	49,181	1,377		Addus HomeCare Corp (a)	8,112	205
SUPERVALU Inc (a)	36,470	156		Almost Family Inc (a)	9,989	392
United Natural Foods Inc (a)	36,682	1,531		Amedisys Inc (a)	3,896	168
Village Super Market Inc	2,461	74		American Renal Associates Holdings Inc (a)	355	6
Weis Markets Inc	9,802	546		American Shared Hospital Services (a)	2,738	8
		$18,319		Amsurg Corp (a)	203,880	12,182
				Brookdale Senior Living Inc (a)	68,476	988
Forest Products & Paper - 0.48%
Clearwater Paper Corp (a)	6,260	332		Civitas Solutions Inc (a)	226,650	3,876
Domtar Corp	52,775	1,897		Community Health Systems Inc (a)	15,124	80
Mercer International Inc	51,746	409		Ensign Group Inc/The	2,285	42
				Five Star Quality Care Inc (a)	51,012	143
Neenah Paper Inc	8,010	640
PH Glatfelter Co	61,592	1,369		Genesis Healthcare Inc (a)	4,293	11
Resolute Forest Products Inc (a)	70,441	335		Healthways Inc (a)	53,613	1,329
				Interpace Diagnostics Group Inc (a)	13,313	2
Schweitzer-Mauduit International Inc	23,996	885
		$5,867		Kindred Healthcare Inc	77,606	764
				LHC Group Inc (a)	22,242	762
Gas - 1.40%
				LifePoint Health Inc (a)	40,345	2,415
Chesapeake Utilities Corp	1,728	111
				Magellan Health Inc (a)	42,942	2,210
Delta Natural Gas Co Inc	1,182	28
				Medcath Corp (a),(b),(c)	31,637	—
New Jersey Resources Corp	10,715	364
				Molina Healthcare Inc (a)	1,999	109
Northwest Natural Gas Co	10,607	624
ONE Gas Inc	16,381	1,004		National HealthCare Corp	2,966	192
				Nobilis Health Corp (a)	9,749	33
South Jersey Industries Inc	10,993	326
				Quorum Health Corp (a)	9,557	39
Southwest Gas Corp	13,903	1,007
				Select Medical Holdings Corp (a)	88,882	1,156
Spire Inc	81,929	5,145
				Surgery Partners Inc (a)	316,856	5,101
Vectren Corp	156,550	7,876
				Triple-S Management Corp (a)	58,762	1,215
WGL Holdings Inc	9,010	568
				Universal American Corp (a)	71,889	540
		$17,053
Hand & Machine Tools - 1.47%						$33,968
Franklin Electric Co Inc	233,385	8,507		Holding Companies - Diversified - 0.00%
				Wins Finance Holdings Inc (a)	437	13
Hardinge Inc	15,453	150
Kennametal Inc	44,592	1,262
Lincoln Electric Holdings Inc	92,550	6,093		Home Builders - 0.68%
				AMREP Corp (a)	1,173	9
LS Starrett Co/The	5,475	51
Milacron Holdings Corp (a)	409	6		AV Homes Inc (a)	10,063	161
				Beazer Homes USA Inc (a)	5,929	61
P&F Industries Inc	1,773	14
Regal Beloit Corp	30,140	1,781		CalAtlantic Group Inc	8,410	272
				Century Communities Inc (a)	10,418	205
		$17,864		Green Brick Partners Inc (a)	14,235	109
Healthcare - Products - 2.09%				Hovnanian Enterprises Inc (a)	23,446	36
Accelerate Diagnostics Inc (a)	199	4
Alere Inc (a)	32,133	1,436		KB Home	35,238	512
				LGI Homes Inc (a)	332	10

See accompanying notes

Schedule of Investments
SmallCap Value Fund II
		October 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Home Builders (continued)				Insurance (continued)
M/I Homes Inc (a)	39,749	$854		National Security Group Inc/The	369	$6
MDC Holdings Inc	74,688	1,771		National Western Life Group Inc	5,576	1,201
Meritage Homes Corp (a)	47,855	1,481		Navigators Group Inc/The	22,497	2,097
New Home Co Inc/The (a)	1,959	20		NMI Holdings Inc (a)	44,800	342
Orleans Homebuilders Inc (a),(b),(c)	7,702	—		OneBeacon Insurance Group Ltd	3,942	54
PICO Holdings Inc (a)	5,497	66		Radian Group Inc	98,192	1,334
Taylor Morrison Home Corp (a)	4,200	72		RenaissanceRe Holdings Ltd	116,301	14,455
TRI Pointe Group Inc (a)	161,267	1,746		RLI Corp	1,844	103
UCP Inc (a)	1,793	16		Safety Insurance Group Inc	8,882	601
WCI Communities Inc (a)	18,984	440		Security National Financial Corp (a)	939	6
William Lyon Homes (a)	22,604	404		Selective Insurance Group Inc	66,677	2,464
Winnebago Industries Inc	2,570	73		State Auto Financial Corp	42,202	967
		$8,318		State National Cos Inc	5,453	56
Home Furnishings - 1.07%				Stewart Information Services Corp	15,382	691
American Woodmark Corp (a)	76,975	5,750		Third Point Reinsurance Ltd (a)	61,793	726
Bassett Furniture Industries Inc	12,577	289		Unico American Corp (a)	5,796	65
Daktronics Inc	30,788	257		United Fire Group Inc	40,783	1,612
Emerson Radio Corp (a)	4,358	4		United Insurance Holdings Corp	3,639	52
Ethan Allen Interiors Inc	9,356	288		Universal Insurance Holdings Inc	4,273	91
Flexsteel Industries Inc	8,888	372				$98,055
Hooker Furniture Corp	14,969	393		Internet - 0.46%
La-Z-Boy Inc	239,503	5,605		1-800-Flowers.com Inc (a)	4,392	42
Stanley Furniture Co Inc	8,033	11		8x8 Inc (a)	1,355	19
VOXX International Corp (a)	8,359	34		Autobytel Inc (a)	1,460	24
		$13,003		Bankrate Inc (a)	144,197	1,125
Housewares - 0.05%				Blucora Inc (a)	51,378	684
Libbey Inc	3,815	61		Boingo Wireless Inc (a)	2,495	24
Lifetime Brands Inc	15,538	220		ChannelAdvisor Corp (a)	5,307	58
NACCO Industries Inc	5,069	371		Chegg Inc (a)	8,306	55
		$652		ePlus Inc (a)	5,422	496
				FTD Cos Inc (a)	25,307	509
Insurance - 8.04%
				Global Eagle Entertainment Inc (a)	24,598	198
Allied World Assurance Co Holdings AG	8,723	375
Ambac Financial Group Inc (a)	55,842	1,031		Global Sources Ltd (a)	1,752	14
				Intralinks Holdings Inc (a)	25,985	239
American Equity Investment Life Holding Co	128,679	2,307
				Limelight Networks Inc (a)	14,837	26
American National Insurance Co	1,810	212
AMERISAFE Inc	1,890	105		Liquidity Services Inc (a)	39,351	348
				MeetMe Inc (a)	25,125	123
Argo Group International Holdings Ltd	39,936	2,221
				ModusLink Global Solutions Inc (a)	9,253	13
Aspen Insurance Holdings Ltd	284,382	13,721
Atlantic American Corp	7,236	27		New Media Investment Group Inc	27,226	392
Atlas Financial Holdings Inc (a)	1,287	22		PC-Tel Inc	47	—
				Perficient Inc (a)	14,184	263
Baldwin & Lyons Inc	23,076	567
Blue Capital Reinsurance Holdings Ltd	1,443	26		QuinStreet Inc (a)	4,820	14
				RealNetworks Inc (a)	19,099	85
Brown & Brown Inc	278,125	10,252
Citizens Inc/TX (a)	8,513	66		Reis Inc	11,692	230
CNO Financial Group Inc	237,783	3,586		RetailMeNot Inc (a)	34,482	312
				Rightside Group Ltd (a)	2,249	19
Donegal Group Inc	19,343	291
				Rubicon Project Inc/The (a)	36,895	283
EMC Insurance Group Inc	21,295	518
Employers Holdings Inc	34,697	1,088		TechTarget Inc (a)	2,312	19
Endurance Specialty Holdings Ltd	1,979	182		TheStreet Inc	28,307	30
Enstar Group Ltd (a)	2,260	381		VASCO Data Security International Inc (a)	716	10
FBL Financial Group Inc	49,081	3,107				$5,654
Federated National Holding Co	19,939	357		Investment Companies - 1.13%
Fidelity & Guaranty Life	2,252	50		Acacia Research Corp	9,398	55
First Acceptance Corp (a)	19,254	17		FS Investment Corp	758,975	7,286
First American Financial Corp	341,117	13,324		Real Industry Inc (a)	2,218	12
Genworth Financial Inc (a)	540,623	2,238		TCP Capital Corp	401,600	6,422
Global Indemnity PLC (a)	16,661	500				$13,775
Greenlight Capital Re Ltd (a)	20,228	402		Iron & Steel - 1.23%
Hallmark Financial Services Inc (a)	36,388	377		AK Steel Holding Corp (a)	51,120	266
Hanover Insurance Group Inc/The	42,480	3,237		Allegheny Technologies Inc	14,842	202
HCI Group Inc	8,409	229		Carpenter Technology Corp	47,151	1,490
Heritage Insurance Holdings Inc	11,335	134		Cliffs Natural Resources Inc (a)	45,242	250
Horace Mann Educators Corp	68,524	2,463		Commercial Metals Co	172,929	2,716
Independence Holding Co	16,057	282		Friedman Industries Inc	7,610	39
Infinity Property & Casualty Corp	9,873	809		Reliance Steel & Aluminum Co	116,325	8,001
Investors Title Co	1,717	165		Ryerson Holding Corp (a)	3,370	35
James River Group Holdings Ltd	2,665	100		Schnitzer Steel Industries Inc	56,656	1,368
Kemper Corp	72,738	2,731		Shiloh Industries Inc (a)	13,842	97
Maiden Holdings Ltd	87,437	1,193		Universal Stainless & Alloy Products Inc (a)	5,528	58
MBIA Inc (a)	161,061	1,241		Worthington Industries Inc	10,800	508
MGIC Investment Corp (a)	125,899	1,028				$15,030
National General Holdings Corp	6,382	131		Leisure Products & Services - 0.71%
National Interstate Corp	1,196	39		Arctic Cat Inc	11,072	166

See accompanying notes

Schedule of Investments
SmallCap Value Fund II
		October 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Leisure Products & Services (continued)				Media (continued)
Callaway Golf Co	13,839	$141		Saga Communications Inc	5,212	$219
Escalade Inc	1,608	20		Salem Media Group Inc	17,328	94
Intrawest Resorts Holdings Inc (a)	7,566	124		Scholastic Corp	47,052	1,800
Johnson Outdoors Inc	9,425	339		Spanish Broadcasting System Inc (a)	1,921	6
Liberty TripAdvisor Holdings Inc (a)	56,626	1,257		Time Inc	14,078	183
Vista Outdoor Inc (a)	170,326	6,587		TiVo Corp (a)	127,034	2,521
		$8,634		Townsquare Media Inc (a)	1,742	15
Lodging - 0.30%				tronc Inc (a)	2,145	26
Belmond Ltd (a)	123,445	1,599		Value Line Inc	273	5
Caesars Entertainment Corp (a)	10,063	72				$11,263
Century Casinos Inc (a)	5,544	35		Metal Fabrication & Hardware - 0.32%
Full House Resorts Inc (a)	550	1		A. M. Castle & Co (a)	14,524	7
ILG Inc	44,675	732		Ampco-Pittsburgh Corp	11,044	120
La Quinta Holdings Inc (a)	16,961	170		Chicago Rivet & Machine Co	1,070	32
Marcus Corp/The	27,492	728		CIRCOR International Inc	4,096	220
MonarchCasino&Resort Inc (a)	2,046	48		Dynamic Materials Corp	5,141	55
Red Lion Hotels Corp (a)	31,701	266		Eastern Co/The	2,538	50
		$3,651		Global Brass & Copper Holdings Inc	52,637	1,511
Machinery - Construction & Mining - 0.48%				Haynes International Inc	3,592	116
Astec Industries Inc	20,553	1,138		Lawson Products Inc/DE (a)	6,400	121
Babcock & Wilcox Enterprises Inc (a)	32,812	516		LB Foster Co	1,146	14
Hyster-Yale Materials Handling Inc	4,978	290		Mueller Industries Inc	4,165	126
Joy Global Inc	29,599	824		Northwest Pipe Co (a)	6,892	90
Oshkosh Corp	35,345	1,891		Olympic Steel Inc	14,753	341
Terex Corp	49,000	1,170		Park-Ohio Holdings Corp	2,337	75
		$5,829		Rexnord Corp (a)	5,096	101
Machinery - Diversified - 0.99%				Sun Hydraulics Corp	322	9
Alamo Group Inc	13,424	871		TimkenSteel Corp (a)	38,121	391
				TriMas Corp (a)	31,030	557
Albany International Corp	4,993	203
Altra Industrial Motion Corp	2,096	62				$3,936
Applied Industrial Technologies Inc	24,559	1,247		Mining - 0.58%
Briggs & Stratton Corp	59,337	1,105		A-Mark Precious Metals Inc	2,012	31
Chart Industries Inc (a)	22,620	627		Century Aluminum Co (a)	164,577	1,203
Columbus McKinnon Corp/NY	7,826	153		Coeur Mining Inc (a)	28,741	322
DXP Enterprises Inc (a)	2,421	53		Fairmount Santrol Holdings Inc (a)	10,541	90
Gencor Industries Inc (a)	4,463	54		Ferroglobe PLC	26,533	246
Gerber Scientific Inc (a),(b),(c)	56,637	—		Gold Resource Corp	2,204	12
Global Power Equipment Group Inc (a)	4,572	17		Hecla Mining Co	324,262	1,942
Gorman-Rupp Co/The	1,443	35		Kaiser Aluminum Corp	4,313	313
Hurco Cos Inc	11,024	288		Materion Corp	26,822	813
Kadant Inc	12,153	628		Stillwater Mining Co (a)	152,326	2,029
Key Technology Inc (a)	1,200	12		United States Lime & Minerals Inc	404	26
Lindsay Corp	208	16				$7,027
Manitowoc Co Inc/The	41,266	167		Miscellaneous Manufacturers - 1.32%
Manitowoc Foodservice Inc (a)	9,115	138		Actuant Corp	26,394	589
NN Inc	12,795	226		American Railcar Industries Inc	8,468	312
Power Solutions International Inc (a)	214	2		Barnes Group Inc	53,779	2,142
SPX FLOW Inc (a)	4,905	123		Core Molding Technologies Inc (a)	9,787	171
Tennant Co	2,324	147		Fabrinet (a)	22,088	838
Twin Disc Inc	2,399	26		Federal Signal Corp	41,724	513
Zebra Technologies Corp (a)	89,750	5,909		FreightCar America Inc	9,765	127
		$12,109		Handy & Harman Ltd (a)	794	15
Media - 0.92%				Harsco Corp	25,658	250
A H Belo Corp	19,330	123		Hillenbrand Inc	311,000	9,439
Beasley Broadcast Group Inc	5,597	28		LSB Industries Inc (a)	28,877	152
Cumulus Media Inc (a)	10,020	14		Lydall Inc (a)	6,082	284
Daily Journal Corp (a)	69	15		MFRI Inc (a)	7,216	58
Entercom Communications Corp	20,575	272		Myers Industries Inc	6,430	78
EW Scripps Co/The (a)	63,858	847		NL Industries Inc (a)	9,331	30
Gannett Co Inc	59,777	465		Raven Industries Inc	26,203	562
Gray Television Inc (a)	77,812	692		Servotronics Inc	788	9
Hemisphere Media Group Inc (a)	680	8		Standex International Corp	397	30
Houghton Mifflin Harcourt Co (a)	28,819	364		Synalloy Corp	1,787	18
Liberty Media Corp-Liberty Braves (a)	1,526	26		Tredegar Corp	22,530	417
Liberty Media Corp-Liberty Braves (a)	5,079	85				$16,034
Liberty Media Corp-Liberty Media (a)	2,571	72		Office & Business Equipment - 0.00%
Liberty Media Corp-Liberty Media (a)	5,216	143		Eastman Kodak Co (a)	759	11
McClatchy Co/The (a)	5,247	74
Media General Inc (a)	48,399	815		Office Furnishings - 0.10%
Meredith Corp	26,624	1,208		CompX International Inc	630	7
MSG Networks Inc (a)	8,740	167		HNI Corp	2,530	103
New York Times Co/The	82,774	902		Interface Inc	25,968	411
Radio One Inc (a)	29,911	74		Kewaunee Scientific Corp	4,058	89

See accompanying notes

Schedule of Investments
SmallCap Value Fund II
		October 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Office Furnishings (continued)				Oil & Gas Services (continued)
Kimball International Inc	24,896	$311		Pioneer Energy Services Corp (a)	70,920	$252
Knoll Inc	15,460	335		SEACOR Holdings Inc (a)	29,153	1,438
Virco Manufacturing Corp (a)	4,847	21		Seventy Seven Energy Inc (a),(b),(c)	16,216	—
		$1,277		Seventy Seven Energy Inc - Warrants B	811	—
				(a),(b),(c)
Oil & Gas - 3.70%
Adams Resources & Energy Inc	1,570	57		Seventy Seven Energy Inc - Warrants C	901	—
				(a),(b),(c)
Alon USA Energy Inc	89,452	721
Atwood Oceanics Inc	39,017	298		Tesco Corp	33,318	228
Barnwell Industries Inc (a)	2,755	4		TETRA Technologies Inc (a)	51,211	279
Bill Barrett Corp (a)	9,597	50		Thermon Group Holdings Inc (a)	203,423	3,728
Callon Petroleum Co (a)	371,475	4,825		Willbros Group Inc (a)	23,656	36
Clayton Williams Energy Inc (a)	1,072	94				$22,394
Cobalt International Energy Inc (a)	135,040	127		Packaging & Containers - 2.63%
Contango Oil & Gas Co (a)	61,244	480		Graphic Packaging Holding Co	913,250	11,416
CVR Energy Inc	5,247	70		Greif Inc - Class A	50,640	2,374
Delek US Holdings Inc	77,210	1,305		Greif Inc - Class B	1,665	97
Denbury Resources Inc (a)	48,486	116		KapStone Paper and Packaging Corp	39,067	708
Diamond Offshore Drilling Inc	76,937	1,269		Multi Packaging Solutions International Ltd (a)	451,875	6,105
Eclipse Resources Corp (a)	11,520	32		Multi-Color Corp	90,950	5,905
EP Energy Corp (a)	7,836	28		Silgan Holdings Inc	106,601	5,431
EXCO Resources Inc (a)	28,262	31		UFP Technologies Inc (a)	1,323	35
Jones Energy Inc (a)	11,174	45				$32,071
Kosmos Energy Ltd (a)	29,178	152		Pharmaceuticals - 0.69%
Laredo Petroleum Inc (a)	644,425	7,682		Adamas Pharmaceuticals Inc (a)	1,432	20
Nabors Industries Ltd	183,757	2,187		Akebia Therapeutics Inc (a)	4,314	32
Noble Corp plc	121,907	602		Amphastar Pharmaceuticals Inc (a)	6,470	117
Oasis Petroleum Inc (a)	715,256	7,502		Anika Therapeutics Inc (a)	1,095	49
Pacific Drilling SA (a)	4,924	17		Array BioPharma Inc (a)	22,716	130
Panhandle Oil and Gas Inc	5,334	96		BioScrip Inc (a)	26,204	70
Par Pacific Holdings Inc (a)	3,615	46		Cara Therapeutics Inc (a)	3,106	22
Parker Drilling Co (a)	143,980	288		Chimerix Inc (a)	70,893	288
Patterson-UTI Energy Inc	121,668	2,735		Cidara Therapeutics Inc (a)	1,719	16
PBF Energy Inc	48,608	1,060		Concert Pharmaceuticals Inc (a)	1,674	13
PDC Energy Inc (a)	51,220	3,142		Egalet Corp (a)	2,893	16
QEP Resources Inc	38,405	617		Enanta Pharmaceuticals Inc (a)	2,674	63
Rice Energy Inc (a)	47,465	1,049		Horizon Pharma Plc (a)	5,855	98
Ring Energy Inc (a)	6,637	61		Ignyta Inc (a)	1,850	9
Rowan Cos Plc	101,067	1,341		Inotek Pharmaceuticals Corp (a)	295	2
RSP Permian Inc (a)	97,407	3,517		Kadmon Holdings Inc (a)	282	1
Sanchez Energy Corp (a)	7,262	46		Lannett Co Inc (a)	7,102	155
Seadrill Ltd (a)	81,193	173		NantKwest Inc (a)	2,549	15
SM Energy Co	7,376	248		Natural Alternatives International Inc (a)	3,359	42
Synergy Resources Corp (a)	22,669	155		Natural Grocers by Vitamin Cottage Inc (a)	5,980	71
Trecora Resources (a)	1,051	11		Nature's Sunshine Products Inc	1,566	20
Unit Corp (a)	46,363	794		Nutraceutical International Corp (a)	12,750	367
W&T Offshore Inc (a)	7,898	11		Omega Protein Corp (a)	44,183	986
Western Refining Inc	11,033	318		Osiris Therapeutics Inc (a)	286	1
Whiting Petroleum Corp (a)	66,670	549		Owens & Minor Inc	15,566	505
WPX Energy Inc (a)	106,858	1,160		PharMerica Corp (a)	16,916	403
		$45,111		Phibro Animal Health Corp	315	8
Oil & Gas Services - 1.84%				Portola Pharmaceuticals Inc (a)	709	13
Archrock Inc	128,532	1,492		PRA Health Sciences Inc (a)	81,150	4,319
Bristow Group Inc	60,634	606		Prestige Brands Holdings Inc (a)	9,292	421
CARBO Ceramics Inc (a)	3,505	21		Protagonist Therapeutics Inc (a)	263	5
Dawson Geophysical Co (a)	17,177	112		Syros Pharmaceuticals Inc (a)	162	2
Dril-Quip Inc (a)	24,084	1,144		TherapeuticsMD Inc (a)	1,283	7
Era Group Inc (a)	29,938	226		Titan Pharmaceuticals Inc (a)	674	3
Exterran Corp (a)	43,989	695		Voyager Therapeutics Inc (a)	1,091	13
Forum Energy Technologies Inc (a)	272,365	4,902		Zafgen Inc (a)	3,915	12
Geospace Technologies Corp (a)	3,882	71		Zogenix Inc (a)	4,400	36
Gulf Island Fabrication Inc	12,218	122				$8,350
Gulfmark Offshore Inc (a)	21,511	25		Pipelines - 0.14%
Helix Energy Solutions Group Inc (a)	164,027	1,431		SemGroup Corp	53,736	1,733
Independence Contract Drilling Inc (a)	6,106	24
Matrix Service Co (a)	9,849	175		Private Equity - 0.02%
McDermott International Inc (a)	224,064	1,151		Fifth Street Asset Management Inc	1,331	7
Mitcham Industries Inc (a)	12,775	38		Kennedy-Wilson Holdings Inc	5,740	118
MRC Global Inc (a)	18,376	271		Safeguard Scientifics Inc (a)	12,633	149
Natural Gas Services Group Inc (a)	14,855	323				$274
Newpark Resources Inc (a)	93,353	589
				Real Estate - 0.31%
NOW Inc (a)	20,545	443
				Alexander & Baldwin Inc	25,300	1,058
Oceaneering International Inc	18,837	448		Altisource Residential Corp	98,981	997
Oil States International Inc (a)	60,728	1,777		BBX Capital Corp (a)	1,774	36
PHI Inc (a)	22,260	347

See accompanying notes

Schedule of Investments
SmallCap Value Fund II
		October 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Real Estate (continued)				REITS (continued)
California Coastal Communities Inc (a),(b),(c)	9,672	$—		National Storage Affiliates Trust	8,597	$168
Community Healthcare Trust Inc	2,275	51		New Residential Investment Corp	46,597	650
Consolidated-Tomoka Land Co	163	8		New Senior Investment Group Inc	10,600	110
Farmland Partners Inc	2,419	26		New York Mortgage Trust Inc	14,704	87
Forestar Group Inc (a)	25,331	278		New York REIT Inc	22,617	213
Griffin Industrial Realty Inc	1,161	36		NexPoint Residential Trust Inc	3,581	67
RE/MAX Holdings Inc	22,436	975		NorthStar Realty Europe Corp	7,968	79
RMR Group Inc/The	502	17		One Liberty Properties Inc	2,643	62
St Joe Co/The (a)	10,685	189		Orchid Island Capital Inc	3,883	41
Stratus Properties Inc (a)	3,790	92		Owens Realty Mortgage Inc	2,024	37
		$3,763		Parkway Inc (a)	6,951	125
REITS - 3.36%				Pebblebrook Hotel Trust	9,776	237
Acadia Realty Trust	11,834	399		Pennsylvania Real Estate Investment Trust	24,198	473
AG Mortgage Investment Trust Inc	11,873	184		PennyMac Mortgage Investment Trust	56,200	855
Agree Realty Corp	5,332	258		Physicians Realty Trust	14,237	281
Alexander's Inc	148	57		Potlatch Corp	1,430	55
American Assets Trust Inc	3,497	139		Preferred Apartment Communities Inc	4,404	57
Annaly Capital Management Inc	11,481	119		PS Business Parks Inc	1,175	129
Anworth Mortgage Asset Corp	100,801	495		Ramco-Gershenson Properties Trust	301,075	5,221
Apollo Commercial Real Estate Finance Inc	34,872	590		Redwood Trust Inc	23,626	332
Ares Commercial Real Estate Corp	52,628	690		Resource Capital Corp	78,819	977
Armada Hoffler Properties Inc	1,319	18		Retail Opportunity Investments Corp	7,845	158
ARMOUR Residential REIT Inc	5,014	114		Rexford Industrial Realty Inc	5,530	116
Ashford Hospitality Prime Inc	26,602	345		RLJ Lodging Trust	35,577	702
Ashford Hospitality Trust Inc	33,362	194		Sabra Health Care REIT Inc	50,672	1,181
Bluerock Residential Growth REIT Inc	3,574	44		Saul Centers Inc	1,142	69
Capstead Mortgage Corp	20,936	199		Select Income REIT	33,786	836
CatchMark Timber Trust Inc (b)	7,356	78		Seritage Growth Properties	3,435	156
CBL & Associates Properties Inc	119,262	1,277		Silver Bay Realty Trust Corp	6,384	107
Cedar Realty Trust Inc	15,436	105		STORE Capital Corp	20,635	563
Chatham Lodging Trust	5,069	90		Summit Hotel Properties Inc	19,933	259
Chesapeake Lodging Trust	53,693	1,166		Sunstone Hotel Investors Inc	54,724	687
City Office REIT Inc	1,454	18		Terreno Realty Corp	4,619	121
Colony Capital Inc	21,672	412		Tier REIT Inc	6,382	94
Colony Starwood Homes	12,207	354		UMH Properties Inc	3,680	45
CorEnergy Infrastructure Trust Inc	2,314	63		Universal Health Realty Income Trust	1,569	92
Cousins Properties Inc	55,611	432		Urstadt Biddle Properties Inc	3,981	86
CYS Investments Inc	34,356	296		Washington Prime Group Inc	19,942	209
DiamondRock Hospitality Co	60,132	550		Washington Real Estate Investment Trust	10,271	302
DuPont Fabros Technology Inc	1,260	51		Whitestone REIT	5,029	67
Dynex Capital Inc	8,871	61		Xenia Hotels & Resorts Inc	22,082	345
Easterly Government Properties Inc	8,945	170				$40,933
EastGroup Properties Inc	1,795	122		Retail - 4.10%
Education Realty Trust Inc	12,140	517		Abercrombie & Fitch Co	159,330	2,328
Equity One Inc	1,240	35		American Eagle Outfitters Inc	33,226	566
FelCor Lodging Trust Inc	31,321	200		America's Car-Mart Inc/TX (a)	1,532	63
First Industrial Realty Trust Inc	18,025	476		Ascena Retail Group Inc (a)	67,124	328
First Potomac Realty Trust	20,222	180		Barnes & Noble Education Inc (a)	48,676	454
Four Corners Property Trust Inc	2,701	54		Barnes & Noble Inc	102,395	1,054
Franklin Street Properties Corp	23,459	271		Big 5 Sporting Goods Corp	20,492	317
GEO Group Inc/The	26,060	625		Biglari Holdings Inc (a)	174	76
Getty Realty Corp	8,356	190		BJ's Restaurants Inc (a)	315	11
Gladstone Commercial Corp	4,236	76		BMC Stock Holdings Inc (a)	6,730	111
Global Net Lease Inc	23,401	173		Bob Evans Farms Inc/DE	15,030	620
Government Properties Income Trust	33,725	645		Boot Barn Holdings Inc (a)	2,421	31
Gramercy Property Trust	108,798	1,003		Buckle Inc/The	2,543	53
Great Ajax Corp	3,063	42		Build-A-Bear Workshop Inc (a)	11,809	159
Healthcare Realty Trust Inc	21,365	681		Cabela's Inc (a)	6,998	431
Hersha Hospitality Trust	262,736	4,682		Caleres Inc	15,101	378
Hudson Pacific Properties Inc	12,720	428		Carrols Restaurant Group Inc (a)	1,219	15
Independence Realty Trust Inc	7,698	64		Cato Corp/The	4,899	145
InfraREIT Inc	5,359	89		Chico's FAS Inc	46,083	538
Invesco Mortgage Capital Inc	15,497	231		Christopher & Banks Corp (a)	6,024	8
Investors Real Estate Trust	16,190	98		Citi Trends Inc	14,817	294
Kite Realty Group Trust	23,540	587		Conn's Inc (a)	308	3
LaSalle Hotel Properties	71,566	1,699		Container Store Group Inc/The (a)	3,595	17
Lexington Realty Trust	47,819	485		Cracker Barrel Old Country Store Inc	137	19
Life Storage Inc	4,355	351		Del Frisco's Restaurant Group Inc (a)	16,548	237
LTC Properties Inc	2,046	103		Del Taco Restaurants Inc (a)	17,981	241
Mack-Cali Realty Corp	16,649	428		Denny's Corp (a)	56,686	587
Medical Properties Trust Inc	31,545	440		Dillard's Inc	10,239	628
Monmouth Real Estate Investment Corp	13,883	190		DineEquity Inc	987	78
Monogram Residential Trust Inc	23,192	244		DSW Inc	24,359	506
MTGE Investment Corp	6,147	105		El Pollo Loco Holdings Inc (a)	3,680	45

See accompanying notes

Schedule of Investments
SmallCap Value Fund II
		October 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Retail (continued)				Savings & Loans (continued)
Express Inc (a)	45,265	$544		First Defiance Financial Corp	11,945	$471
EZCORP Inc (a)	101,889	993		First Financial Northwest Inc	15,111	240
Fiesta Restaurant Group Inc (a)	633	17		Flagstar Bancorp Inc (a)	28,108	771
Finish Line Inc/The	35,033	690		Flushing Financial Corp	45,468	974
FirstCash Inc	251,180	11,856		Greene County Bancorp Inc	803	14
Fogo De Chao Inc (a)	1,180	14		Hingham Institution for Savings	169	24
Fred's Inc	34,703	317		HMN Financial Inc (a)	2,080	31
Gaia Inc (a)	1,515	11		Home Bancorp Inc	4,520	130
GameStop Corp	47,109	1,133		HomeStreet Inc (a)	26,884	741
Genesco Inc (a)	21,898	1,178		HomeTrust Bancshares Inc (a)	6,831	127
Group 1 Automotive Inc	135,456	8,163		HopFed Bancorp Inc	3,929	45
Guess? Inc	104,744	1,414		Investors Bancorp Inc	152,816	1,873
Haverty Furniture Cos Inc	21,989	391		Lake Sunapee Bank Group	3,593	66
Hibbett Sports Inc (a)	1,831	71		Magyar Bancorp Inc (a)	400	4
J Alexander's Holdings Inc (a)	2,864	26		Meridian Bancorp Inc	57,351	914
Jack in the Box Inc	1,663	156		Meta Financial Group Inc	4,227	310
JC Penney Co Inc (a)	7,198	62		MutualFirst Financial Inc	6,139	168
Kirkland's Inc (a)	1,705	21		Northeast Community Bancorp Inc	2,697	20
Kona Grill Inc (a)	717	8		Northfield Bancorp Inc	60,638	997
Luby's Inc (a)	32,716	137		Northwest Bancshares Inc	124,593	1,962
MarineMax Inc (a)	20,860	416		Ocean Shore Holding Co	2,736	66
Movado Group Inc	38,436	847		OceanFirst Financial Corp	5,337	110
New York & Co Inc (a)	6,083	13		Oritani Financial Corp	32,977	515
Office Depot Inc	155,649	490		Pacific Premier Bancorp Inc (a)	173,624	4,489
Party City Holdco Inc (a)	2,869	47		Provident Financial Holdings Inc	13,339	255
PC Connection Inc	36,348	844		Provident Financial Services Inc	101,002	2,292
PCM Inc (a)	12,431	264		Prudential Bancorp Inc	6,246	92
Penske Automotive Group Inc	28,014	1,254		Riverview Bancorp Inc	28,105	147
Perfumania Holdings Inc (a)	3,407	7		SI Financial Group Inc	4,094	53
Pier 1 Imports Inc	69,627	300		Southern Missouri Bancorp Inc	1,171	29
Red Robin Gourmet Burgers Inc (a)	1,479	68		Sterling Bancorp/DE	101,639	1,830
Regis Corp (a)	56,068	711		Territorial Bancorp Inc	10,674	305
Restoration Hardware Holdings Inc (a)	5,310	154		Timberland Bancorp Inc/WA	7,281	120
Ruby Tuesday Inc (a)	102,981	306		United Community Financial Corp/OH	34,374	252
Rush Enterprises Inc - Class A (a)	33,586	881		United Financial Bancorp Inc	40,070	590
Rush Enterprises Inc - Class B (a)	13,225	336		Washington Federal Inc	133,608	3,641
Ruth's Hospitality Group Inc	4,890	78		Waterstone Financial Inc	30,674	520
Sears Holdings Corp (a)	1,574	17		Wayne Savings Bancshares Inc	1,380	20
Shoe Carnival Inc	21,734	551		WSFS Financial Corp	6,686	234
Sonic Automotive Inc	35,256	631				$35,764
Sonic Corp	3,913	90		Semiconductors - 2.62%
Sportsman's Warehouse Holdings Inc (a)	699	6		Advanced Micro Devices Inc (a)	100,859	730
Stage Stores Inc	60,394	308		Alpha & Omega Semiconductor Ltd (a)	21,587	456
Tailored Brands Inc	32,979	521		Ambarella Inc (a)	2,621	161
Tilly's Inc (a)	8,525	80		Amkor Technology Inc (a)	157,457	1,460
Trans World Entertainment Corp (a)	33,798	132		Axcelis Technologies Inc (a)	20,220	276
Tuesday Morning Corp (a)	32,935	163		AXT Inc (a)	14,141	73
Vera Bradley Inc (a)	7,733	103		Brooks Automation Inc	102,734	1,338
Vitamin Shoppe Inc (a)	19,825	497		Cabot Microelectronics Corp	4,771	264
Wendy's Co/The	83,968	910		Cavium Inc (a)	1,111	63
West Marine Inc (a)	28,518	228		Cohu Inc	40,270	450
World Fuel Services Corp	23,045	928		Cypress Semiconductor Corp	159,676	1,592
Zumiez Inc (a)	12,743	283		Diodes Inc (a)	37,180	770
		$50,007		DSP Group Inc (a)	33,491	365
Savings & Loans - 2.93%				EMCORE Corp	5,573	37
Astoria Financial Corp	144,025	2,107		Entegris Inc (a)	7,312	116
Atlantic Coast Financial Corp (a)	210	1		Exar Corp (a)	9,121	83
Banc of California Inc	19,402	258		FormFactor Inc (a)	62,166	557
Bank Mutual Corp	42,383	330		Intersil Corp	20,839	460
BankFinancial Corp	38,300	482		InvenSense Inc (a)	11,000	84
Bear State Financial Inc	395	3		IXYS Corp	39,996	424
Beneficial Bancorp Inc	62,114	901		Kulicke & Soffa Industries Inc (a)	79,205	1,049
Berkshire Hills Bancorp Inc	55,265	1,633		MKS Instruments Inc	63,777	3,218
BofI Holding Inc (a)	473	9		Nanometrics Inc (a)	15,160	317
Brookline Bancorp Inc	82,930	1,061		Photronics Inc (a)	127,141	1,233
BSB Bancorp Inc/MA (a)	1,518	37		Power Integrations Inc	705	45
Capitol Federal Financial Inc	88,065	1,292		Rambus Inc (a)	11,145	136
Charter Financial Corp/MD	17,954	227		Richardson Electronics Ltd/United States	11,891	74
Citizens Community Bancorp Inc/WI	2,250	24		Rudolph Technologies Inc (a)	37,690	682
Clifton Bancorp Inc	31,567	482		Semtech Corp (a)	1,135	27
Dime Community Bancshares Inc	36,117	585		Sigma Designs Inc (a)	33,731	246
Eagle Bancorp Montana Inc	111	2		Silicon Laboratories Inc (a)	196,070	11,755
ESSA Bancorp Inc	9,291	125		Tessera Technologies Inc	19,682	730
EverBank Financial Corp	39,474	763		Ultra Clean Holdings Inc (a)	36,859	313

See accompanying notes

Schedule of Investments
SmallCap Value Fund II
		October 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Semiconductors (continued)				Telecommunications (continued)
Ultratech Inc (a)	60,022	$1,278		NeoPhotonics Corp (a)	4,645	$65
Veeco Instruments Inc (a)	41,093	892		NETGEAR Inc (a)	32,466	1,639
Xcerra Corp (a)	29,581	163		NeuStar Inc (a)	7,244	163
		$31,917		NII Holdings Inc (a)	9,170	22
Software - 2.48%				Novatel Wireless Inc (a)	4,845	13
Actua Corp (a)	9,425	110		Numerex Corp (a)	1,962	14
Acxiom Corp (a)	12,760	301		Oclaro Inc (a)	2,160	16
Allscripts Healthcare Solutions Inc (a)	57,338	689		Optical Cable Corp (a)	8,872	24
Avid Technology Inc (a)	48,074	315		ORBCOMM Inc (a)	16,960	152
Bazaarvoice Inc (a)	15,064	74		Preformed Line Products Co	1,641	71
Bottomline Technologies de Inc (a)	791	18		RF Industries Ltd	300	1
BroadSoft Inc (a)	100,750	4,186		Shenandoah Telecommunications Co	84	2
Concurrent Computer Corp	2,188	14		ShoreTel Inc (a)	52,443	349
Digi International Inc (a)	60,061	549		Silicom Ltd	848	32
Dun & Bradstreet Corp/The	73,450	9,170		Sonus Networks Inc (a)	56,763	328
Everyday Health Inc (a)	5,386	57		Spok Holdings Inc	22,013	397
Evolent Health Inc (a)	2,740	58		Telenav Inc (a)	19,170	104
InnerWorkings Inc (a)	22,998	202		Telephone & Data Systems Inc	78,538	2,029
ManTech International Corp/VA	32,960	1,279		TESSCO Technologies Inc	2,082	24
MicroStrategy Inc (a)	614	120		United States Cellular Corp (a)	1,142	40
Park City Group Inc (a)	271	4		ViaSat Inc (a)	788	56
PDF Solutions Inc (a)	461	9		Viavi Solutions Inc (a)	32,074	228
pdvWireless Inc (a)	1,672	39		Vonage Holdings Corp (a)	23,417	161
Progress Software Corp	24,966	672		West Corp	8,319	164
QAD Inc	1,853	45		Westell Technologies Inc (a)	9,001	4
Quality Systems Inc	10,460	135		Windstream Holdings Inc	16,970	133
Rosetta Stone Inc (a)	1,030	7				$16,463
Seachange International Inc (a)	1,711	5		Textiles - 0.07%
SYNNEX Corp	40,864	4,190		Dixie Group Inc/The (a)	12,240	49
Tangoe Inc (a)	5,154	44		G&K Services Inc	4,036	382
Verint Systems Inc (a)	199,140	7,169		UniFirst Corp/MA	3,586	439
Zedge Inc (a)	1	—				$870
Zynga Inc (a)	255,601	718		Toys, Games & Hobbies - 0.02%
		$30,179		JAKKS Pacific Inc (a)	28,720	192
Storage & Warehousing - 0.09%
Mobile Mini Inc	40,667	1,031		Transportation - 2.10%
Wesco Aircraft Holdings Inc (a)	5,849	75		Air Transport Services Group Inc (a)	74,613	987
		$1,106		ArcBest Corp	31,780	632
Supranational Bank - 0.03%				Ardmore Shipping Corp	11,074	65
Banco Latinoamericano de Comercio Exterior	14,977	404		Atlas Air Worldwide Holdings Inc (a)	31,974	1,338
SA				Celadon Group Inc	17,099	111
				Costamare Inc	5,228	34
Telecommunications - 1.35%				Covenant Transportation Group Inc (a)	14,502	232
ADTRAN Inc	40,241	730		DHT Holdings Inc	73,858	301
Alaska Communications Systems Group Inc	6,092	10		Dorian LPG Ltd (a)	27,039	152
(a)				Echo Global Logistics Inc (a)	1,786	38
ATN International Inc	8,200	554		Frontline Ltd/Bermuda	12,097	87
Aviat Networks Inc (a)	1,548	13		GasLog Ltd	31,104	477
Aware Inc (a)	17,409	91		Gener8 Maritime Inc (a)	7,099	30
Black Box Corp	25,533	294		Genesee & Wyoming Inc (a)	94,566	6,425
Calix Inc (a)	30,777	193		Golar LNG Ltd	12,158	266
Cincinnati Bell Inc (a)	28,349	557		Hornbeck Offshore Services Inc (a)	47,557	189
Communications Systems Inc	8,832	39		Hub Group Inc (a)	19,767	721
Comtech Telecommunications Corp	55,808	580		Kirby Corp (a)	97,233	5,732
Consolidated Communications Holdings Inc	4,337	104		Knight Transportation Inc	626	18
DigitalGlobe Inc (a)	74,388	1,868		Marten Transport Ltd	40,241	825
EarthLink Holdings Corp	24,763	142		Matson Inc	25,019	1,000
FairPoint Communications Inc (a)	767	12		Navios Maritime Acquisition Corp	16,474	21
Finisar Corp (a)	96,247	2,635		Nordic American Tankers Ltd	12,043	98
General Communication Inc (a)	11,390	180		Overseas Shipholding Group Inc	62,411	547
Globalstar Inc (a)	24,064	22		PAM Transportation Services Inc (a)	5,127	101
Harmonic Inc (a)	72,155	368		Patriot Transportation Holding Inc (a)	320	7
Hawaiian Telcom Holdco Inc (a)	4,538	93		Providence and Worcester Railroad Co	4,798	120
HC2 Holdings Inc	6,658	27		Radiant Logistics Inc (a)	3,750	9
IDT Corp - Class B	1,183	21		Roadrunner Transportation Systems Inc (a)	39,532	301
Infinera Corp (a)	5,651	44		Saia Inc (a)	25,528	910
Intelsat SA (a)	4,992	14		Scorpio Tankers Inc	222,234	851
Iridium Communications Inc (a)	111,889	912		Ship Finance International Ltd	29,632	375
Ixia (a)	29,453	351		Teekay Corp	8,797	57
KVH Industries Inc (a)	8,293	66		Teekay Tankers Ltd	76,658	163
Leap Wireless International Inc - Rights	64,745	188		Tidewater Inc	26,131	45
(a),(b),(c)				Universal Logistics Holdings Inc	893	11
Lumos Networks Corp (a)	8,702	124		USA Truck Inc (a)	10,419	86
				Werner Enterprises Inc	49,649	1,194

See accompanying notes

		Schedule of Investments
		SmallCap Value Fund II
		October 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)
Transportation (continued)
XPO Logistics Inc (a)	29,573	$974
YRC Worldwide Inc (a)	4,771	42
		$25,572
Trucking & Leasing - 0.29%
GATX Corp	57,034	2,496
Greenbrier Cos Inc/The	24,456	770
Willis Lease Finance Corp (a)	9,311	248
		$3,514
Water - 0.17%
American States Water Co	20,288	811
Artesian Resources Corp	11,708	331
California Water Service Group	5,563	173
Connecticut Water Service Inc	3,471	181
Consolidated Water Co Ltd	16,825	188
Middlesex Water Co	428	15
SJW Corp	4,202	213
York Water Co/The	6,751	213
		$2,125
TOTAL COMMON STOCKS		$1,149,998
INVESTMENT COMPANIES - 5.36%	Shares Held	Value(000	's)
Money Market Funds - 5.36%
Cash Account Trust - Government & Agency	491,440	491
Portfolio - Government Cash Managed
First American Government Obligations Fund	64,903,332	64,904
		$65,395
TOTAL INVESTMENT COMPANIES		$65,395
Total Investments		$1,215,393
Other Assets and Liabilities - 0.31%		$3,728
TOTAL NET ASSETS - 100.00%		$1,219,121

(a)	Non-Income Producing Security
(b)	Security is Illiquid. At the end of the period, the value of these securities totaled $266 or 0.02% of net assets.
(c)	Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Board of Directors. At the end of the period, the fair value of these securities totaled $188 or 0.02% of net assets.

Portfolio Summary (unaudited)
Sector		Percent
Financial		29.99%
Industrial		15.13%
Consumer, Non-cyclical		14.26%
Consumer, Cyclical		10.47%
Technology		8.41%
Energy		6.07%
Investment Companies		5.36%
Utilities		3.83%
Basic Materials		3.39%
Communications		2.75%
Government		0.03%
Diversified		0.00%
Other Assets and Liabilities		0.31%
TOTAL NET ASSETS		100.00%

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Fair Value	Appreciation/(Depreciation)
Russell 2000 Mini; December 2016	Long	573	$71,204	$68,261	$(2,943)
Total					$(2,943)

Amounts in thousands except contracts

See accompanying notes

Schedule of Investments
Tax-Exempt Bond Fund
		October 31, 2016

	Principal				Principal
BONDS- 0.35%	Amount (000's)	Value(000	's)	MUNICIPAL BONDS (continued)	Amount (000's)	Value(000	's)
U.S. Municipals - 0.35%				California (continued)
Oglala Sioux Tribe				Golden State Tobacco Securitization
5.75%, 10/01/2025(a),(b)	$1,500	$1,534		Corp (continued)
				5.75%, 06/01/2047	$11,970	$11,785
TOTAL BONDS		$1,534		Golden State Tobacco Securitization
	Principal			Corp (credit support from GOLDEN ST TOB
MUNICIPAL BONDS - 99.45%	Amount (000's)	Value(000	's)	SECURITIZATION)
				5.00%, 06/01/2033 (c)	1,000	984
Alabama - 2.66%
Auburn University				Golden State Tobacco Securitization
5.00%, 06/01/2038	$555	$591		Corp (credit support from ST APPROP)
				5.00%, 06/01/2033 (c)	1,170	1,379
5.00%, 06/01/2038	945	1,007
Birmingham Airport Authority (credit support				Lancaster Redevelopment Agency Successor
from AGM)				Agency
5.25%, 07/01/2030(c)	1,000	1,124		6.50%, 08/01/2029	580	658
Lower Alabama Gas District/The				Los Angeles Department of Water & Power
5.00%, 09/01/2034	6,500	7,980		5.25%, 07/01/2038	1,000	1,068
Selma Industrial Development Board				Los Angeles Unified School District/CA
6.25%, 11/01/2033	700	796		5.00%, 07/01/2029	1,000	1,105
		$11,498		Metropolitan Water District of Southern
Alaska - 0.39%				California
Borough of Matanuska-Susitna AK (credit				5.00%, 07/01/2029	1,150	1,267
support from AGC)				Morongo Band of Mission Indians/The
				6.50%, 03/01/2028 (b)	500	531
5.50%, 09/01/2023(c)	1,500	1,686
				Oakland Unified School District/Alameda
Arizona - 2.30%				County
Arizona Department of Transportation State				5.00%, 08/01/2034	2,210	2,617
Highway Fund Revenue				Palomar Health
5.00%, 07/01/2026	1,500	1,603		4.00%, 08/01/2036	1,000	1,076
City of Phoenix Civic Improvement Corp				Port of Los Angeles
5.00%, 07/01/2034	1,000	1,095		5.00%, 08/01/2031	1,240	1,365
Navajo Nation				Regents of the University of California
5.50%, 12/01/2030(b)	1,240	1,391		Medical Center Pooled Revenue
Salt Verde Financial Corp				5.50%, 05/15/2027	1,375	1,424
5.00%, 12/01/2032	4,860	5,857		Richmond Joint Powers Financing Authority
				6.25%, 07/01/2024	1,000	1,125
		$9,946
				Riverside Community Properties Development
California - 17.28%
				Inc
Alum Rock Union Elementary School
				6.00%, 10/15/2038	1,150	1,402
District
				Sacramento Area Flood Control
5.25%, 08/01/2043	1,000	1,197
				Agency (credit support from BAM)
Bay Area Toll Authority				5.00%, 10/01/2039 (c)	1,340	1,549
5.00%, 04/01/2034	2,500	2,744
				San Diego Unified School District/CA
California Educational Facilities Authority				0.00%, 07/01/2032 (e)	5,000	2,990
5.00%, 12/29/2015(d)	8,148	8,863
5.00%, 01/01/2038(d)	467	488		Southern California Public Power Authority
5.00%, 01/01/2038(d)	1,153	1,209		5.25%, 07/01/2028	1,000	1,182
5.00%, 10/01/2038(d)	2,700	2,914		University of California
				5.00%, 05/15/2037	1,500	1,759
California Health Facilities Financing
				5.75%, 05/15/2025	1,380	1,545
Authority
				West Contra Costa Unified School District
4.00%, 11/15/2041	2,000	2,117
5.00%, 11/15/2046(d)	1,695	1,979		5.25%, 08/01/2033	1,000	1,208
						$74,600
California Pollution Control Financing
Authority				Colorado - 3.37%
4.30%, 07/01/2040	2,000	2,157		City of Colorado Springs CO Utilities System
California Statewide Communities				Revenue
				0.62%, 11/01/2028 (f)	10,000	10,000
Development Authority
5.00%, 12/01/2036(b)	4,500	5,042		Colorado Health Facilities Authority
6.25%, 11/15/2019(b)	400	425		5.00%, 01/01/2037	1,000	1,100
6.63%, 11/15/2024(b)	500	573		Denver Convention Center Hotel Authority
				5.00%, 12/01/2036 (g)	1,000	1,124
California Statewide Communities
Development Authority (credit support from				Platte River Power Authority
FHA INS)				5.00%, 06/01/2026	1,135	1,251
6.63%, 08/01/2029(c)	890	1,027		Regional Transportation District
California Statewide Communities				6.00%, 01/15/2041	450	511
Development Authority (credit support from				6.50%, 01/15/2030	500	579
GNMA COLL)						$14,565
4.90%, 07/20/2039(c)	500	534		Connecticut - 1.62%
City of Los Angeles Department of Airports				Mohegan Tribal Finance Authority
				7.00%, 02/01/2045 (b)	5,500	5,774
5.00%, 05/15/2035	1,500	1,686
City of Vernon CA Electric System Revenue				State of Connecticut (credit support from
5.13%, 08/01/2021	320	346		ACA)
				6.60%, 07/01/2024 (c)	1,215	1,219
5.13%, 08/01/2021	545	599
Golden State Tobacco Securitization Corp						$6,993
5.30%, 06/01/2037	2,700	2,681

See accompanying notes

Schedule of Investments
Tax-Exempt Bond Fund
		October 31, 2016

	Principal				Principal
MUNICIPAL BONDS (continued)	Amount (000's)	Value(000	's)	MUNICIPAL BONDS (continued)	Amount (000's)	Value(000	's)
District of Columbia - 1.51%				Illinois (continued)
District of Columbia				Illinois Finance Authority (continued)
5.00%, 12/01/2023	$1,785	$1,992		6.50%, 11/01/2038	$1,000	$1,110
5.00%, 12/01/2024	715	799		7.00%, 02/15/2018	210	219
6.38%, 10/01/2034	1,000	1,152		7.25%, 11/01/2038	1,000	1,125
District of Columbia Water & Sewer				Illinois State Toll Highway Authority
Authority (credit support from AGM)				5.00%, 12/01/2032	5,300	6,274
5.50%, 10/01/2017(c)	500	522		5.00%, 01/01/2040 (d)	2,000	2,301
District of Columbia Water & Sewer				5.25%, 01/01/2030	1,000	1,108
Authority (credit support from AGM-CR				Metropolitan Pier & Exposition
NATL)				Authority (credit support from NATL)
5.50%, 10/01/2041(c)	2,000	2,088		5.50%, 06/15/2029 (c)	2,410	2,973
		$6,553		Metropolitan Water Reclamation District of
Florida - 2.05%				Greater Chicago
City of Lakeland FL Department of Electric				5.00%, 12/01/2027	5,000	6,161
Utilities				5.00%, 12/01/2045	1,000	1,155
5.25%, 10/01/2036	1,000	1,341		State of Illinois
County of Miami-Dade FL				5.50%, 07/01/2027	3,410	3,806
4.00%, 10/01/2040	3,000	3,171		United City of Yorkville IL
County of Miami-Dade FL Aviation				5.75%, 03/01/2028	500	505
Revenue (credit support from AGC)						$54,622
5.25%, 10/01/2033(c)	525	568		Indiana - 0.88%
5.25%, 10/01/2033(c)	1,475	1,579		Indiana Finance Authority
Escambia County Health Facilities				5.00%, 10/01/2044	700	779
Authority (credit support from AMBAC)				5.38%, 11/01/2032	1,000	1,076
5.95%, 07/01/2020(c)	65	69		Indiana Municipal Power Agency
School Board of Miami-Dade				6.00%, 01/01/2039	1,000	1,107
County/The (credit support from AGC)				Town of Shoals IN
5.25%, 05/01/2028(c)	2,000	2,131		7.25%, 11/01/2043	700	829
		$8,859				$3,791
Georgia - 0.27%				Iowa- 0.30%
City of Atlanta GA Water & Wastewater				City of Altoona IA (credit support from CITY
Revenue				APPROP)
6.00%, 11/01/2027	1,000	1,146		5.75%, 06/01/2031 (c)	1,200	1,292

Idaho- 0.57%				Kansas - 0.26%
Idaho Health Facilities Authority				Kansas Development Finance Authority
6.65%, 02/15/2021	2,000	2,461		5.50%, 11/15/2029	1,000	1,124

Illinois - 12.63%				Kentucky - 1.38%
Chicago O'Hare International Airport				Kentucky Economic Development Finance
5.00%, 01/01/2033	2,000	2,338		Authority
City of Chicago IL				5.38%, 08/15/2024	1,000	1,068
5.00%, 01/01/2034	3,000	3,030		5.63%, 08/15/2027	1,000	1,071
5.25%, 01/01/2029	2,000	2,111		Kentucky Economic Development Finance
7.13%, 03/15/2022	400	398		Authority (credit support from AGC)
7.46%, 02/15/2026	684	484		6.00%, 12/01/2033 (c)	1,000	1,061
City of Chicago IL (credit support from AGC)				Kentucky State Property & Building
5.25%, 01/01/2025(c)	2,000	2,084		Commission (credit support from AGC)
City of Chicago IL Wastewater Transmission				5.25%, 02/01/2025 (c)	885	968
Revenue				5.25%, 02/01/2025 (c)	115	125
5.00%, 01/01/2030	1,000	1,134		Paducah Electric Plant Board (credit support
5.00%, 01/01/2032	1,000	1,121		from AGC)
5.00%, 01/01/2033	2,000	2,232		5.25%, 10/01/2035 (c)	1,500	1,649
City of Chicago IL Wastewater Transmission						$5,942
Revenue (credit support from BHAC)				Louisiana - 2.19%
5.50%, 01/01/2038(c)	1,000	1,042		Lafayette Public Trust Financing
City of Chicago IL Waterworks Revenue				Authority (credit support from AGM)
5.00%, 11/01/2028	1,000	1,157		5.25%, 10/01/2030 (c)	1,000	1,126
Gilberts Special Service Area No 24/IL				Louisiana Public Facilities Authority
5.38%, 03/01/2034	299	265		8.00%, 07/01/2039	1,000	565
Huntley Special Service Area No				8.38%, 07/01/2039	600	339
10/IL (credit support from AGC)				Louisiana Public Facilities Authority (credit
5.10%, 03/01/2029(c)	993	1,004		support from FNMA)
Illinois Finance Authority				0.00%, 12/01/2019 (c),(e)	1,500	1,441
5.00%, 11/01/2030	1,000	1,188		New Orleans Aviation Board (credit support
5.00%, 02/15/2041	1,000	1,090		from AGC)
5.38%, 08/15/2024	500	550		6.00%, 01/01/2023 (c)	1,000	1,098
5.50%, 08/01/2037	1,000	1,035		Parish of St John the Baptist LA
5.75%, 08/15/2030	1,050	1,182		5.13%, 06/01/2037	4,865	4,931
5.75%, 11/15/2037	1,500	1,576				$9,500
6.00%, 03/01/2038	1,540	1,718
6.25%, 11/15/2035	350	396
6.25%, 11/15/2035	650	750

See accompanying notes

Schedule of Investments
Tax-Exempt Bond Fund
		October 31, 2016

	Principal				Principal
MUNICIPAL BONDS (continued)	Amount (000's)	Value(000	's)	MUNICIPAL BONDS (continued)	Amount (000's)	Value (000	's)
Maine- 0.64%				Nevada (continued)
Maine Health & Higher Educational Facilities				Las Vegas Redevelopment
Authority				Agency (continued)
5.00%, 07/01/2046	$2,500	$2,745		5.00%, 06/15/2045	$2,000	$2,271
						$5,482
Maryland - 0.54%				New Hampshire - 0.24%
Maryland Economic Development Corp				City of Manchester NH General Airport
5.00%, 03/31/2041	1,000	1,131		Revenue (credit support from AGM)
5.75%, 06/01/2035	545	600		5.13%, 01/01/2030 (c)	1,000	1,054
Maryland Health & Higher Educational
Facilities Authority				New Jersey - 3.06%
6.00%, 07/01/2041	500	589		Casino Reinvestment Development Authority
		$2,320		5.25%, 11/01/2039	750	773
Massachusetts - 1.96%				New Jersey Economic Development
Massachusetts Bay Transportation Authority				Authority
5.25%, 07/01/2028	2,000	2,625		3.35%, 07/15/2036	1,000	946
Massachusetts Development Finance Agency				5.00%, 09/01/2034	1,000	1,110
5.75%, 12/01/2042	1,000	1,116		5.75%, 04/01/2031	1,005	1,167
Massachusetts Educational Financing				5.75%, 06/01/2031	550	611
Authority				New Jersey Educational Facilities
4.90%, 07/01/2028	2,450	2,565		Authority (credit support from AGM)
Massachusetts Health & Educational Facilities				5.00%, 07/01/2035 (c)	1,000	1,167
Authority (credit support from GO OF UNIV)				New Jersey Housing & Mortgage Finance
5.00%, 07/01/2038(c)	1,000	1,029		Agency
Massachusetts State College Building				6.38%, 10/01/2028	70	72
Authority (credit support from ST APPROP)				New Jersey Transportation Trust Fund
5.50%, 05/01/2039(c)	1,000	1,111		Authority
		$8,446		5.25%, 06/15/2032	2,000	2,238
Michigan - 2.38%				5.25%, 06/15/2034	2,250	2,516
City of Detroit MI Sewage Disposal System				Newark Housing Authority (credit support
Revenue (credit support from AGM)				from AGM MUN GOVT GTD)
7.00%, 07/01/2027(c)	1,500	1,708		5.00%, 12/01/2038 (c)	2,300	2,601
Great Lakes Water Authority Water Supply						$13,201
System Revenue				New York - 11.91%
5.00%, 07/01/2036	4,500	5,101		Brooklyn Arena Local Development Corp
Michigan Finance Authority				6.38%, 07/15/2043	1,400	1,632
5.00%, 11/15/2034	2,000	2,303		Brooklyn Arena Local Development
Wayne County Airport Authority				Corp (credit support from AGM)
5.00%, 12/01/2045	1,000	1,151		4.00%, 07/15/2035 (c)	1,700	1,848
		$10,263		Hudson Yards Infrastructure Corp
Minnesota - 0.68%				5.75%, 02/15/2047	2,500	2,921
City of Minneapolis MN				Metropolitan Transportation Authority
6.75%, 11/15/2032	500	559		5.00%, 11/15/2034	1,390	1,647
City of Minneapolis MN (credit support from				5.00%, 11/15/2036	3,000	3,594
AGC)				5.25%, 11/15/2030	1,500	1,692
6.50%, 11/15/2038(c)	165	183		MTA Hudson Rail Yards Trust Obligations
6.50%, 11/15/2038(c)	835	918		5.00%, 11/15/2051	1,000	1,114
City of Rochester MN				5.00%, 11/15/2056	2,500	2,825
5.00%, 11/15/2034	1,000	1,305		New York City Industrial Development
		$2,965		Agency (credit support from AGC)
				6.13%, 01/01/2029 (c)	1,000	1,100
Missouri - 0.70%
City of St Louis MO Airport Revenue (credit				New York City Transitional Finance Authority
support from NATL)				Building Aid Revenue (credit support from
5.50%, 07/01/2028(c)	1,500	1,894		ST AID WITHHLDG)
Health & Educational Facilities Authority of				5.25%, 01/15/2039 (c)	2,145	2,328
the State of Missouri				New York Counties Tobacco Trust VI
5.00%, 02/01/2046(g)	1,000	1,110		5.00%, 06/01/2031	215	250
		$3,004		5.00%, 06/01/2036	740	845
Nebraska - 0.74%				5.00%, 06/01/2041	400	452
Municipal Energy Agency of Nebraska (credit				5.00%, 06/01/2045	1,000	1,103
support from BHAC)				New York Liberty Development Corp
5.13%, 04/01/2029(c)	1,000	1,098		5.00%, 11/15/2031	1,000	1,147
OmahaPublicPower District				5.00%, 09/15/2040	1,000	1,155
5.50%, 02/01/2039	1,000	1,058		5.25%, 10/01/2035	4,625	5,849
University of Nebraska				New York Liberty Development Corp (credit
5.25%, 07/01/2039	1,000	1,092		support from GO OF AUTH)
				5.00%, 12/15/2041 (c)	1,000	1,147
		$3,248
				New York State Dormitory Authority (credit
Nevada - 1.27%
				support from AGC ST AID WITHHLDG)
County of Clark Department of Aviation				5.00%, 10/01/2023 (c)	1,860	2,076
5.13%, 07/01/2034	1,000	1,102		5.00%, 10/01/2023 (c)	140	154
Las Vegas Redevelopment Agency
5.00%, 06/15/2040	1,850	2,109		New York State Thruway Authority
				5.25%, 01/01/2056	4,395	5,205

See accompanying notes

Schedule of Investments
Tax-Exempt Bond Fund
		October 31, 2016

	Principal				Principal
MUNICIPAL BONDS (continued)	Amount (000's)	Value(000	's)	MUNICIPAL BONDS (continued)	Amount (000's)	Value(000	's)
New York (continued)				Tennessee - 1.14%
New York Transportation Development Corp				Metropolitan Government Nashville &
5.00%, 08/01/2021	$3,500	$3,897		Davidson County Health & Educational Facs
5.00%, 07/01/2046	3,125	3,406		Bd
Tompkins County Development Corp				5.00%, 07/01/2046	$4,250	$4,904
5.00%, 07/01/2027	1,115	1,196
Westchester County Local Development				Texas- 7.59%
Corp				Capital Area Cultural Education Facilities
5.00%, 11/01/2046	2,500	2,808		Finance Corp
		$51,391		6.13%, 04/01/2045	1,000	1,130
North Carolina - 0.60%				Central Texas Turnpike System
City of Raleigh NC Combined Enterprise				5.00%, 08/15/2031	1,285	1,485
System Revenue				City of Houston TX Airport System Revenue
5.00%, 03/01/2031	1,000	1,142		5.00%, 07/01/2029	2,000	2,235
North Carolina Medical Care Commission				Harris County Industrial Development Corp
5.00%, 10/01/2033(g)	1,250	1,462		5.00%, 02/01/2023	400	440
		$2,604		Harris County-Houston Sports Authority
Ohio- 3.97%				5.00%, 11/15/2030	3,000	3,524
American Municipal Power Inc				Metropolitan Transit Authority of Harris
5.25%, 02/15/2033	2,575	2,985		County
Buckeye Tobacco Settlement Financing				5.00%, 11/01/2033	2,435	2,916
Authority				Mission Economic Development Corp
				5.75%, 10/01/2031 (b)	1,000	1,056
6.00%, 06/01/2042	1,500	1,430
City of Cincinnati OH				5.75%, 10/01/2031 (b)	1,000	1,056
5.00%, 12/01/2032	815	944		New Hope Cultural Education Facilities
City of Cleveland OH Airport System				Finance Corp
Revenue (credit support from AGM)				5.00%, 07/01/2047	3,000	3,243
5.00%, 01/01/2024(c)	1,075	1,288		North Texas Health Facilities Development
County of Hamilton OH				Corp (credit support from AGM)
5.00%, 01/01/2036	2,435	2,679		5.00%, 09/01/2024 (c)	1,000	1,030
5.00%, 01/01/2046	2,500	2,716		North Texas Tollway Authority
Ohio Air Quality Development Authority				5.00%, 01/01/2045	1,000	1,153
3.75%, 12/01/2023	3,000	2,800		5.63%, 01/01/2033	385	406
5.63%, 06/01/2018	1,000	1,020		5.63%, 01/01/2033	180	189
Ohio Housing Finance Agency (credit support				5.63%, 01/01/2033	435	459
from GNMA/FNMA/FHLMC)				5.75%, 01/01/2033	1,130	1,194
5.20%, 09/01/2029(c)	420	437		Port Beaumont Navigation District
Ohio Water Development Authority				7.25%, 02/01/2036 (b)	4,000	4,226
4.00%, 01/01/2034	1,000	842		Sea Breeze Public Facility Corp
		$17,141		6.50%, 01/01/2046	100	104
Oklahoma - 0.19%				Tarrant County Cultural Education Facilities
Tulsa Airports Improvement Trust				Finance Corp
5.00%, 06/01/2035(f)	700	809		5.00%, 11/15/2037	3,060	3,576
				Tarrant County Cultural Education Facilities
Pennsylvania - 4.56%				Finance Corp (credit support from AGC)
				6.25%, 07/01/2028 (c)	1,000	1,100
Allegheny County Industrial Development
Authority				Texas A&M University
6.00%, 07/15/2038	1,000	1,072		5.00%, 05/15/2027	1,000	1,100
City of Scranton PA				Texas Private Activity Bond Surface
8.50%, 09/01/2022(a)	600	663		Transportation Corp
Pennsylvania Economic Development				7.00%, 12/31/2038	1,000	1,237
Financing Authority						$32,859
5.00%, 12/31/2034	5,635	6,333		Virgin Islands - 0.38%
6.00%, 06/01/2031	500	500		Virgin Islands Public Finance Authority
Pennsylvania Turnpike Commission				5.00%, 10/01/2025	1,650	1,629
5.00%, 12/01/2045	2,000	2,283
5.00%, 12/01/2046	3,000	3,357		Virginia - 1.50%
5.75%, 12/01/2028	420	483		County of Botetourt VA
5.75%, 12/01/2028	380	450		6.00%, 07/01/2034	1,000	1,091
6.00%, 12/01/2034	435	509		6.00%, 07/01/2044	1,000	1,087
6.00%, 12/01/2034	65	78		Fairfax County Economic Development
School District of Philadelphia/The (credit				Authority
support from ST AID WITHHLDG)				5.00%, 10/01/2036	1,000	1,147
5.00%, 09/01/2032(c),(g)	3,500	3,920		Fairfax County Industrial Development
		$19,648		Authority
				5.00%, 05/15/2035 (d)	700	803
South Carolina - 1.34%
South Carolina Jobs-Economic Development				Roanoke Economic Development Authority
Authority (credit support from AGC)				6.63%, 12/01/2044	1,295	1,429
5.38%, 02/01/2029(c)	1,000	1,077		Shops at White Oak Village Community
South Carolina Public Service Authority				Development Authority/The
5.25%, 12/01/2055	4,000	4,714		5.30%, 03/01/2017	100	101
		$5,791

See accompanying notes

Schedule of Investments Tax-Exempt Bond Fund October 31, 2016

	Principal
MUNICIPAL BONDS (continued)	Amount (000's)	Value (000's)
Virginia (continued)
			Portfolio Summary (unaudited)
Washington County Industrial Development
Authority/VA			Sector	Percent
7.50%, 07/01/2029	$750	$836	Revenue Bonds	64.51%
		$6,494	Insured	16.10%
			Prerefunded	10.31%
Washington - 1.20%
			General Obligation Unlimited	6.69%
FYI Properties
			Tax Allocation	1.17%
5.50%, 06/01/2039	1,000	1,100
			Government	0.35%
State of Washington
			Special Assessment	0.29%
6.40%, 06/01/2017	770	795
			Certificate Participation	0.20%
Washington Health Care Facilities Authority
			Special Tax	0.18%
7.38%, 03/01/2038	1,000	1,147
			Liability For Floating Rate Notes Issued	(2.19)%
Washington Health Care Facilities
			Other Assets and Liabilities	2.39%
Authority (credit support from AGM)
5.50%, 08/15/2038(c)	1,000	1,064	TOTAL NET ASSETS	100.00%
Washington Higher Education Facilities
Authority
5.63%, 10/01/2040	1,000	1,094
		$5,200
West Virginia - 0.38%
County of Ohio WV
5.85%, 06/01/2034	250	257
West Virginia Hospital Finance Authority
5.50%, 06/01/2034	1,250	1,393
		$1,650
Wisconsin - 2.82%
City of Superior WI (credit support from GO
OF CORP)
5.38%, 11/01/2021(c)	750	777
County of Milwaukee WI Airport
Revenue (credit support from AGM)
5.25%, 12/01/2025(c)	4,000	4,015
Public Finance Authority
4.00%, 08/01/2035	1,580	1,585
5.25%, 04/01/2030	1,400	1,533
State of Wisconsin (credit support from ST
APPROP)
5.38%, 05/01/2025(c)	1,000	1,104
Wisconsin Health & Educational Facilities
Authority
5.00%, 07/01/2041	1,590	1,762
6.38%, 02/15/2029	500	561
6.63%, 02/15/2039	720	812
		$12,149
TOTAL MUNICIPAL BONDS		$429,575
Total Investments		$431,109
Liability for Floating Rate Notes Issued in Conjunction with
Securities Held - (2.19)%
Notes with interest rates of 0.66% - 0.71% at	$(9,470)	$(9,470)
October 31, 2016 and contractual maturity of
collateral from 2017-2024.(h)
Total Net Investments		$421,639
Other Assets and Liabilities - 2.39%		$10,314
TOTAL NET ASSETS - 100.00%		$431,953

(a)	Security is Illiquid. At the end of the period, the value of these securities totaled $2,197 or 0.51% of net assets.
(b)	Security exempt from registration under Rule 144A of the Securities Act of
1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $21,608 or 5.00% of net assets.
(c)	Credit support indicates investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution, or government agency.
(d)	Security or portion of underlying security related to Inverse Floaters entered into by the Fund. See Notes to Financial Statements for additional information.
(e) Non-Income Producing Security
(f)	Variable Rate. Rate shown is in effect at October 31, 2016.
(g) Security purchased on a when-issued basis.
(h)	Floating rate securities. The interest rate(s) shown reflect the rates in effect at October 31, 2016.

See accompanying notes

Glossary to the Schedule of Investments
October 31, 2016

Currency Abbreviations
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Renminbi
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian New Leu
RUB	Russian Rouble
SEK	Swedish Krona
TRY	Turkish Lira
USD/$	United States Dollar
ZAR	South African Rand

See accompanying notes

(This page intentionally left blank)

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Total
		Value,	Investment	and Unrealized	Total From	from Net	Dividends	Net Asset
		Beginning	Income	Gain (Loss) on	Investment	Investment	and	Value, End
		of Period	(Loss)(a)	Investments	Operations	Income	Distributions	of Period
CALIFORNIA MUNICIPAL FUND
Institutional shares
2016		$10.46	$0.36	$0.23	$0.59	($0.37)	($0.37)	$10.68
2015	(d)	10.62	0.29	(0.12)	0.17	(0.33)	(0.33)	10.46

See accompanying notes

					FINANCIAL HIGHLIGHTS (Continued)
					PRINCIPAL FUNDS, INC.

						Ratio of Net
			Ratio of Expenses		Ratio of Expenses to Average Net	Investment Income
		Net Assets, End of	to Average Net		Assets (Excluding Interest Expense	to Average Net		Portfolio
Total Return		Period (in thousands)	Assets		Fees)	Assets		Turnover Rate

5.68%		$5,771	0.65	%(b)	0.60%(b),(c)	3.32%		27.9%
1.67	(e)	141	0.63 (b)	,(f)	0.60 (b),(c),(f)	4.09	(f)	26.6	(f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Reflects Manager's contractual expense limit.
(c)	Excludes interest expense and fees paid through inverse floater agreements. See "Operating Policies" in notes to financial statements.
(d)	Period from February 27, 2015, date operations commenced, through October 31, 2015.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.

See accompanying notes

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Total
	Value,	Investment	and Unrealized	Total From	from Net	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on	Investment	Investment	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Distributions	of Period
CORE PLUS BOND FUND
Class J shares
2016	$10.87	$0.25	$0.23	$0.48	($0.23)	($0.23)	$11.12
2015	11.03	0.23	(0.15)	0.08	(0.24)	(0.24)	10.87
2014	10.86	0.23	0.19	0.42	(0.25)	(0.25)	11.03
2013	11.16	0.24	(0.31)	(0.07)	(0.23)	(0.23)	10.86
2012	10.69	0.28	0.51	0.79	(0.32)	(0.32)	11.16
Institutional shares
2016	10.79	0.28	0.23	0.51	(0.26)	(0.26)	11.04
2015	10.96	0.28	(0.17)	0.11	(0.28)	(0.28)	10.79
2014	10.79	0.27	0.20	0.47	(0.30)	(0.30)	10.96
2013	11.09	0.28	(0.30)	(0.02)	(0.28)	(0.28)	10.79
2012	10.62	0.33	0.51	0.84	(0.37)	(0.37)	11.09
R-1 shares
2016	10.79	0.19	0.23	0.42	(0.17)	(0.17)	11.04
2015	10.96	0.18	(0.16)	0.02	(0.19)	(0.19)	10.79
2014	10.79	0.18	0.19	0.37	(0.20)	(0.20)	10.96
2013	11.09	0.19	(0.31)	(0.12)	(0.18)	(0.18)	10.79
2012	10.62	0.24	0.50	0.74	(0.27)	(0.27)	11.09
R-2 shares
2016	10.69	0.20	0.22	0.42	(0.18)	(0.18)	10.93
2015	10.86	0.19	(0.16)	0.03	(0.20)	(0.20)	10.69
2014	10.70	0.19	0.19	0.38	(0.22)	(0.22)	10.86
2013	10.99	0.20	(0.29)	(0.09)	(0.20)	(0.20)	10.70
2012	10.53	0.25	0.50	0.75	(0.29)	(0.29)	10.99
R-3 shares
2016	10.73	0.22	0.23	0.45	(0.20)	(0.20)	10.98
2015	10.90	0.21	(0.16)	0.05	(0.22)	(0.22)	10.73
2014	10.74	0.21	0.19	0.40	(0.24)	(0.24)	10.90
2013	11.03	0.22	(0.29)	(0.07)	(0.22)	(0.22)	10.74
2012	10.57	0.27	0.50	0.77	(0.31)	(0.31)	11.03
R-4 shares
2016	10.93	0.24	0.24	0.48	(0.22)	(0.22)	11.19
2015	11.10	0.24	(0.17)	0.07	(0.24)	(0.24)	10.93
2014	10.92	0.24	0.20	0.44	(0.26)	(0.26)	11.10
2013	11.22	0.24	(0.30)	(0.06)	(0.24)	(0.24)	10.92
2012	10.74	0.29	0.52	0.81	(0.33)	(0.33)	11.22
R-5 shares
2016	10.74	0.25	0.23	0.48	(0.23)	(0.23)	10.99
2015	10.91	0.25	(0.17)	0.08	(0.25)	(0.25)	10.74
2014	10.75	0.24	0.19	0.43	(0.27)	(0.27)	10.91
2013	11.04	0.25	(0.29)	(0.04)	(0.25)	(0.25)	10.75
2012	10.58	0.30	0.50	0.80	(0.34)	(0.34)	11.04

See accompanying notes

					FINANCIAL HIGHLIGHTS (Continued)
					PRINCIPAL FUNDS, INC.

						Ratio of Net
			Ratio of Expenses		Ratio of Gross	Investment Income
		Net Assets, End of	to Average Net		Expenses to Average	to Average Net	Portfolio
Total Return		Period (in thousands)	Assets		Net Assets(b)	Assets	Turnover Rate

4.46%	(c)	$157,791	0.79%		0.82%	2.29%	168.4%
0.71	(c)	157,975	0.89		0.92	2.14	208.3
3.95	(c)	166,719	0.92		0.96	2.11	204.5
(0.61	) (c)	173,945	0.94		1.14	2.17	205.6
7.49	(c)	201,223	0.99		1.20	2.60	218.6

4.80		3,630,319	0.50		–	2.58	168.4
1.01		3,861,879	0.50		–	2.53	208.3
4.40		3,556,478	0.52	(d)	–	2.49	204.5
(0.20)		1,925,899	0.52	(d)	–	2.58	205.6
8.04		1,828,579	0.53	(d)	–	3.04	218.6

3.89		5,354	1.38		–	1.70	168.4
0.14		6,480	1.38		–	1.67	208.3
3.49		4,667	1.40		–	1.64	204.5
(1.07)		5,969	1.40		–	1.71	205.6
7.10		11,645	1.41		–	2.18	218.6

3.98		10,445	1.25		–	1.83	168.4
0.28		11,029	1.25		–	1.79	208.3
3.57		10,799	1.27		–	1.77	204.5
(0.85)		14,978	1.27		–	1.83	205.6
7.21		19,392	1.28		–	2.32	218.6

4.24		26,396	1.07		–	2.01	168.4
0.45		30,643	1.07		–	1.97	208.3
3.74		27,332	1.09		–	1.95	204.5
(0.67)		32,743	1.09		–	2.01	205.6
7.37		38,896	1.10		–	2.50	218.6

4.44		21,651	0.88		–	2.20	168.4
0.63		23,662	0.88		–	2.16	208.3
4.05		27,091	0.90		–	2.14	204.5
(0.57)		30,315	0.90		–	2.20	205.6
7.64		37,187	0.91		–	2.67	218.6

4.56		58,656	0.76		–	2.32	168.4
0.76		60,816	0.76		–	2.29	208.3
4.06		46,871	0.78		–	2.26	204.5
(0.37)		44,281	0.78		–	2.32	205.6
7.70		70,930	0.79		–	2.79	218.6

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Reflects Manager's contractual expense limit.

See accompanying notes

		FINANCIAL HIGHLIGHTS
		PRINCIPAL FUNDS, INC.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Total
	Value,	Investment	and Unrealized	Total From	from Net	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on	Investment	Investment	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Distributions	of Period
DIVERSIFIED INTERNATIONAL FUND
Class J shares
2016	$11.43	$0.15	($0.23)	($0.08)	($0.12)	($0.12)	$11.23
2015	11.83	0.16	(0.43)	(0.27)	(0.13)	(0.13)	11.43
2014	11.67	0.14	0.21	0.35	(0.19)	(0.19)	11.83
2013	9.77	0.15	1.92	2.07	(0.17)	(0.17)	11.67
2012	9.31	0.16	0.41	0.57	(0.11)	(0.11)	9.77
Institutional shares
2016	11.53	0.19	(0.23)	(0.04)	(0.17)	(0.17)	11.32
2015	11.94	0.21	(0.44)	(0.23)	(0.18)	(0.18)	11.53
2014	11.77	0.19	0.21	0.40	(0.23)	(0.23)	11.94
2013	9.87	0.20	1.92	2.12	(0.22)	(0.22)	11.77
2012	9.40	0.21	0.41	0.62	(0.15)	(0.15)	9.87
R-1 shares
2016	11.48	0.09	(0.23)	(0.14)	(0.06)	(0.06)	11.28
2015	11.87	0.11	(0.43)	(0.32)	(0.07)	(0.07)	11.48
2014	11.70	0.09	0.20	0.29	(0.12)	(0.12)	11.87
2013	9.80	0.11	1.91	2.02	(0.12)	(0.12)	11.70
2012	9.33	0.13	0.40	0.53	(0.06)	(0.06)	9.80
R-2 shares
2016	11.43	0.11	(0.22)	(0.11)	(0.07)	(0.07)	11.25
2015	11.83	0.12	(0.43)	(0.31)	(0.09)	(0.09)	11.43
2014	11.67	0.09	0.21	0.30	(0.14)	(0.14)	11.83
2013	9.77	0.12	1.92	2.04	(0.14)	(0.14)	11.67
2012	9.30	0.14	0.40	0.54	(0.07)	(0.07)	9.77
R-3 shares
2016	11.48	0.13	(0.22)	(0.09)	(0.10)	(0.10)	11.29
2015	11.89	0.14	(0.44)	(0.30)	(0.11)	(0.11)	11.48
2014	11.72	0.12	0.22	0.34	(0.17)	(0.17)	11.89
2013	9.83	0.14	1.91	2.05	(0.16)	(0.16)	11.72
2012	9.35	0.16	0.41	0.57	(0.09)	(0.09)	9.83
R-4 shares
2016	11.66	0.15	(0.23)	(0.08)	(0.12)	(0.12)	11.46
2015	12.07	0.17	(0.45)	(0.28)	(0.13)	(0.13)	11.66
2014	11.90	0.14	0.22	0.36	(0.19)	(0.19)	12.07
2013	9.97	0.16	1.95	2.11	(0.18)	(0.18)	11.90
2012	9.49	0.18	0.41	0.59	(0.11)	(0.11)	9.97
R-5 shares
2016	11.64	0.16	(0.22)	(0.06)	(0.14)	(0.14)	11.44
2015	12.05	0.18	(0.44)	(0.26)	(0.15)	(0.15)	11.64
2014	11.88	0.16	0.22	0.38	(0.21)	(0.21)	12.05
2013	9.96	0.17	1.94	2.11	(0.19)	(0.19)	11.88
2012	9.48	0.19	0.41	0.60	(0.12)	(0.12)	9.96

See accompanying notes

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

					Ratio of Net
			Ratio of Expenses	Ratio of Gross	Investment Income
		Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return		Period (in thousands)	Assets	Net Assets(b)	Assets	Turnover Rate

(0.66)%	(c)	$164,531	1.17%	1.20%	1.40%	48.2%
(2.26	) (c)	181,039	1.25	1.28	1.38	51.7
2.98	(c)	200,044	1.26	1.30	1.16	67.0
21.40	(c)	204,288	1.30	1.50	1.43	76.9
6.23	(c)	183,831	1.40	1.59	1.76	74.2

(0.34)		7,449,362	0.85	–	1.73	48.2
(1.90)		5,579,231	0.85	–	1.75	51.7
3.45		4,849,850	0.85	–	1.58	67.0
21.79		4,208,838	0.87	0.87	1.89	76.9
6.76		2,833,609	0.89	0.89	2.25	74.2

(1.20)		4,570	1.72	–	0.83	48.2
(2.80	) (d)	5,298	1.73	–	0.89	51.7
2.56	(d)	6,020	1.73	–	0.72	67.0
20.82		7,021	1.74	–	0.99	76.9
5.81		7,944	1.76	–	1.42	74.2

(0.99)		5,778	1.59	–	1.04	48.2
(2.64)		6,922	1.60	–	1.01	51.7
2.60		9,816	1.60	–	0.79	67.0
21.04		12,328	1.61	–	1.13	76.9
5.92		13,572	1.63	–	1.54	74.2

(0.79)		27,288	1.41	–	1.16	48.2
(2.54)		37,260	1.42	–	1.18	51.7
2.89		50,493	1.42	–	1.00	67.0
21.11		56,229	1.43	–	1.30	76.9
6.24		53,185	1.45	–	1.70	74.2

(0.65)		36,763	1.22	–	1.32	48.2
(2.30)		36,818	1.23	–	1.39	51.7
3.05		41,798	1.23	–	1.17	67.0
21.44		51,609	1.24	–	1.51	76.9
6.35		41,896	1.26	–	1.91	74.2

(0.52)		61,816	1.10	–	1.45	48.2
(2.16)		70,739	1.11	–	1.51	51.7
3.18		79,982	1.11	–	1.33	67.0
21.51		81,793	1.12	–	1.60	76.9
6.50		80,363	1.14	–	2.00	74.2

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Total return is calculated using the traded net asset value which may differ from the reported net asset value. The traded net asset value is the net asset value which a shareholder would have paid or received from a subscription or redemption.

See accompanying notes

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Total
	Value,	Investment	and Unrealized	Total From	from Net	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on	Investment	Investment	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Distributions	of Period
EQUITY INCOME FUND
Institutional shares
2016	$25.83	$0.66	$0.86	$1.52	($0.63)	($0.63)	$26.72
2015	26.30	0.64	(0.50)	0.14	(0.61)	(0.61)	25.83
2014	23.17	0.65	3.04	3.69	(0.56)	(0.56)	26.30
2013	19.49	0.64	3.65	4.29	(0.61)	(0.61)	23.17
2012	17.59	0.58	1.87	2.45	(0.55)	(0.55)	19.49
R-1 shares
2016	25.71	0.44	0.84	1.28	(0.39)	(0.39)	26.60
2015	26.17	0.41	(0.49)	(0.08)	(0.38)	(0.38)	25.71
2014	23.06	0.45	3.00	3.45	(0.34)	(0.34)	26.17
2013	19.40	0.45	3.64	4.09	(0.43)	(0.43)	23.06
2012	17.52	0.42	1.86	2.28	(0.40)	(0.40)	19.40
R-2 shares
2016	25.79	0.47	0.85	1.32	(0.43)	(0.43)	26.68
2015	26.26	0.45	(0.51)	(0.06)	(0.41)	(0.41)	25.79
2014	23.13	0.47	3.04	3.51	(0.38)	(0.38)	26.26
2013	19.46	0.48	3.65	4.13	(0.46)	(0.46)	23.13
2012	17.57	0.43	1.89	2.32	(0.43)	(0.43)	19.46
R-3 shares
2016	25.73	0.51	0.85	1.36	(0.48)	(0.48)	26.61
2015	26.19	0.50	(0.50)	–	(0.46)	(0.46)	25.73
2014	23.07	0.51	3.03	3.54	(0.42)	(0.42)	26.19
2013	19.41	0.51	3.65	4.16	(0.50)	(0.50)	23.07
2012	17.53	0.46	1.88	2.34	(0.46)	(0.46)	19.41
R-4 shares
2016	25.77	0.56	0.85	1.41	(0.53)	(0.53)	26.65
2015	26.24	0.54	(0.49)	0.05	(0.52)	(0.52)	25.77
2014	23.12	0.56	3.03	3.59	(0.47)	(0.47)	26.24
2013	19.45	0.55	3.66	4.21	(0.54)	(0.54)	23.12
2012	17.56	0.49	1.89	2.38	(0.49)	(0.49)	19.45
R-5 shares
2016	25.81	0.60	0.84	1.44	(0.56)	(0.56)	26.69
2015	26.28	0.58	(0.50)	0.08	(0.55)	(0.55)	25.81
2014	23.15	0.59	3.04	3.63	(0.50)	(0.50)	26.28
2013	19.47	0.59	3.65	4.24	(0.56)	(0.56)	23.15
2012	17.58	0.51	1.89	2.40	(0.51)	(0.51)	19.47

See accompanying notes

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

			Ratio of Net
		Ratio of Expenses	Investment Income
	Net Assets, End of	to Average Net	to Average Net	Portfolio
Total Return	Period (in thousands)	Assets	Assets	Turnover Rate

5.96%	$3,973,961	0.52%	2.53%	16.4%
0.55	3,921,558	0.52	2.44	15.8
16.08	4,325,786	0.52	2.63	14.5
22.39	3,791,024	0.52	2.99	16.4
14.10	3,105,517	0.52	3.09	23.5

5.02	1,987	1.39	1.71	16.4
(0.29)	3,194	1.39	1.57	15.8
15.06	3,135	1.39	1.81	14.5
21.36	3,661	1.39	2.11	16.4
13.09	2,790	1.39	2.24	23.5

5.17	5,036	1.26	1.81	16.4
(0.21)	5,605	1.26	1.71	15.8
15.25	7,068	1.26	1.90	14.5
21.48	8,608	1.26	2.27	16.4
13.29	7,317	1.26	2.29	23.5

5.35	58,084	1.08	1.99	16.4
0.01	68,044	1.08	1.89	15.8
15.47	80,594	1.08	2.06	14.5
21.72	72,261	1.08	2.39	16.4
13.45	44,323	1.08	2.47	23.5

5.54	46,986	0.89	2.18	16.4
0.18	56,958	0.89	2.07	15.8
15.64	54,861	0.89	2.26	14.5
21.94	50,967	0.89	2.59	16.4
13.70	31,695	0.89	2.61	23.5

5.66	99,310	0.77	2.33	16.4
0.30	165,486	0.77	2.19	15.8
15.81	168,487	0.77	2.37	14.5
22.11	142,322	0.77	2.73	16.4
13.81	106,715	0.77	2.71	23.5

(a) Calculated based on average shares outstanding during the period.

See accompanying notes

			FINANCIAL HIGHLIGHTS
			PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
		Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
		of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
FINISTERRE UNCONSTRAINED EMERGING MARKETS BOND FUND
Institutional shares
2016	(b)	$10.00	$0.14	$0.13	$0.27	($0.12)	$–	($0.12)	$10.15
GLOBAL DIVERSIFIED INCOME FUND
Institutional shares
2016		13.54	0.74	0.14	0.88	(0.76)	–	(0.76)	13.66
2015		14.71	0.70	(0.87)	(0.17)	(0.65)	(0.35)	(1.00)	13.54
2014		14.19	0.67	0.51	1.18	(0.66)	–	(0.66)	14.71
2013		14.10	0.71	0.21	0.92	(0.71)	(0.12)	(0.83)	14.19
2012		12.94	0.81	1.15	1.96	(0.76)	(0.04)	(0.80)	14.10
GLOBAL REAL ESTATE SECURITIES FUND
Institutional shares
2016		9.32	0.15	(0.16)	(0.01)	(0.23)	(0.16)	(0.39)	8.92
2015		9.26	0.14	0.23	0.37	(0.26)	(0.05)	(0.31)	9.32
2014		8.79	0.14	0.80	0.94	(0.19)	(0.28)	(0.47)	9.26
2013		8.25	0.16	0.99	1.15	(0.46)	(0.15)	(0.61)	8.79
2012		7.07	0.15	1.21	1.36	(0.18)	–	(0.18)	8.25
R-3 shares
2016	(g)	8.61	0.06	0.32	0.38	(0.07)	–	(0.07)	8.92
R-4 shares
2016	(g)	8.61	0.07	0.32	0.39	(0.08)	–	(0.08)	8.92
R-5 shares
2016	(g)	8.61	0.08	0.32	0.40	(0.08)	–	(0.08)	8.93
R-6 shares
2016		9.32	0.14	(0.15)	(0.01)	(0.23)	(0.16)	(0.39)	8.92
2015	(h)	9.28	0.12	0.23	0.35	(0.26)	(0.05)	(0.31)	9.32

See accompanying notes

					FINANCIAL HIGHLIGHTS (Continued)
					PRINCIPAL FUNDS, INC.

					Ratio of Expenses to
					Average Net Assets
					(Excluding
					Dividends and		Ratio of Net
			Ratio of Expenses		Interest Expense on		Investment Income
		Net Assets, End of	to Average Net		Short Sales and Short		to Average Net		Portfolio
Total Return		Period (in thousands)	Assets		Sale Fees)		Assets		Turnover Rate

2.66	%(c)	$25,181	1.12%(d),(e)		N/A		4.58	%(d)	511.0	%(d)

6.80		3,865,786	0.86		0.76	% (f)	5.58		101.1
(1.19)		3,371,424	0.78		0.77	(f)	4.99		76.9
8.47		1,383,778	0.86		0.77	(f)	4.59		83.4
6.75		876,282	0.83	(e)	0.78	(f)	5.02		79.0
15.67		751,759	0.80	(e)	–		6.01		50.8

(0.10)		2,620,500	0.90		N/A		1.69		54.7
4.09		2,521,188	0.90	(e)	N/A		1.55		47.5
11.46		2,076,053	0.90	(e)	N/A		1.57		29.3
14.49		1,470,065	0.92	(e)	N/A		1.86		52.4
19.67		1,077,821	0.93	(e)	N/A		1.92		87.9

4.39	(c)	21	1.44	(d)	N/A		0.96	(d)	54.7	(d)

4.48	(c)	21	1.25	(d)	N/A		1.15	(d)	54.7	(d)

4.63	(c)	10	1.13	(d)	N/A		1.31	(d)	54.7	(d)

(0.13)		1,108	0.94	(e)	N/A		1.48		54.7
3.83	(c)	39	0.94 (d)	,(e)	N/A		1.42	(d)	47.5	(d)

(a)	Calculated based on average shares outstanding during the period.
(b)	Period from July 11, 2016, date operations commenced, through October 31, 2016.
(c)	Total return amounts have not been annualized.
(d)	Computed on an annualized basis.
(e)	Reflects Manager's contractual expense limit.
(f)	Excludes dividends and interest expense on short sales and short sale fees. See "Operating Policies" in notes to financial statements.
(g)	Period from March 1, 2016, date operations commenced, through October 31, 2016.
(h)	Period from November 25, 2014, date operations commenced, through October 31, 2015.

See accompanying notes

		FINANCIAL HIGHLIGHTS
		PRINCIPAL FUNDS, INC.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Total
	Value,	Investment	and Unrealized	Total From	from Net	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on	Investment	Investment	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Distributions	of Period
GOVERNMENT & HIGH QUALITY BOND FUND
Class J shares
2016	$10.95	$0.31	($0.02)	$0.29	($0.38)	($0.38)	$10.86
2015	11.05	0.24	(0.05)	0.19	(0.29)	(0.29)	10.95
2014	10.99	0.23	0.13	0.36	(0.30)	(0.30)	11.05
2013	11.38	0.23	(0.31)	(0.08)	(0.31)	(0.31)	10.99
2012	11.28	0.29	0.19	0.48	(0.38)	(0.38)	11.38
Institutional shares
2016	10.94	0.34	(0.01)	0.33	(0.42)	(0.42)	10.85
2015	11.04	0.28	(0.05)	0.23	(0.33)	(0.33)	10.94
2014	10.98	0.27	0.14	0.41	(0.35)	(0.35)	11.04
2013	11.37	0.27	(0.31)	(0.04)	(0.35)	(0.35)	10.98
2012	11.27	0.34	0.19	0.53	(0.43)	(0.43)	11.37
R-1 shares
2016	10.94	0.26	(0.01)	0.25	(0.33)	(0.33)	10.86
2015	11.04	0.19	(0.05)	0.14	(0.24)	(0.24)	10.94
2014	10.99	0.19	0.12	0.31	(0.26)	(0.26)	11.04
2013	11.38	0.19	(0.31)	(0.12)	(0.27)	(0.27)	10.99
2012	11.27	0.26	0.19	0.45	(0.34)	(0.34)	11.38
R-2 shares
2016	10.94	0.28	(0.01)	0.27	(0.35)	(0.35)	10.86
2015	11.04	0.21	(0.05)	0.16	(0.26)	(0.26)	10.94
2014	10.99	0.20	0.12	0.32	(0.27)	(0.27)	11.04
2013	11.38	0.20	(0.31)	(0.11)	(0.28)	(0.28)	10.99
2012	11.27	0.27	0.20	0.47	(0.36)	(0.36)	11.38
R-3 shares
2016	10.94	0.30	(0.01)	0.29	(0.37)	(0.37)	10.86
2015	11.04	0.23	(0.05)	0.18	(0.28)	(0.28)	10.94
2014	10.99	0.22	0.12	0.34	(0.29)	(0.29)	11.04
2013	11.38	0.22	(0.31)	(0.09)	(0.30)	(0.30)	10.99
2012	11.27	0.29	0.20	0.49	(0.38)	(0.38)	11.38
R-4 shares
2016	10.95	0.32	(0.02)	0.30	(0.39)	(0.39)	10.86
2015	11.04	0.25	(0.04)	0.21	(0.30)	(0.30)	10.95
2014	10.99	0.24	0.13	0.37	(0.32)	(0.32)	11.04
2013	11.38	0.24	(0.31)	(0.07)	(0.32)	(0.32)	10.99
2012	11.27	0.31	0.20	0.51	(0.40)	(0.40)	11.38
R-5 shares
2016	10.95	0.33	(0.02)	0.31	(0.40)	(0.40)	10.86
2015	11.05	0.26	(0.05)	0.21	(0.31)	(0.31)	10.95
2014	11.00	0.26	0.12	0.38	(0.33)	(0.33)	11.05
2013	11.39	0.26	(0.32)	(0.06)	(0.33)	(0.33)	11.00
2012	11.28	0.32	0.20	0.52	(0.41)	(0.41)	11.39

See accompanying notes

					FINANCIAL HIGHLIGHTS (Continued)
					PRINCIPAL FUNDS, INC.

						Ratio of Net
			Ratio of Expenses		Ratio of Gross	Investment Income
		Net Assets, End of	to Average Net		Expenses to Average	to Average Net	Portfolio
Total Return		Period (in thousands)	Assets		Net Assets(b)	Assets	Turnover Rate

2.72%	(c)	$139,808	0.83%		0.86%	2.88%	31.4%
1.75	(c)	133,414	0.85		0.90	2.19	31.0
3.37	(c)	135,736	0.89		0.93	2.12	32.8
(0.75	) (c)	144,809	0.94		1.14	2.02	41.1
4.28	(c)	156,522	1.00		1.23	2.53	52.8

3.03		922,143	0.53		–	3.16	31.4
2.08		1,001,014	0.52		–	2.51	31.0
3.77		1,086,207	0.51		–	2.50	32.8
(0.33)		1,098,217	0.51		–	2.45	41.1
4.80		1,044,466	0.51		–	3.04	52.8

2.25	(d)	2,866	1.29	(e)	–	2.41	31.4
1.40	(d)	2,703	1.29	(e)	–	1.75	31.0
2.86		2,480	1.29	(e)	–	1.72	32.8
(1.10)		3,151	1.29	(e)	–	1.67	41.1
4.07		3,722	1.29	(e)	–	2.25	52.8

2.48		14,622	1.16	(e)	–	2.59	31.4
1.44		7,499	1.16	(e)	–	1.87	31.0
3.00		4,914	1.16	(e)	–	1.85	32.8
(0.97)		5,207	1.16	(e)	–	1.80	41.1
4.21		6,464	1.16	(e)	–	2.39	52.8

2.66		14,995	0.98	(e)	–	2.71	31.4
1.62		17,243	0.98	(e)	–	2.05	31.0
3.18		16,350	0.98	(e)	–	2.03	32.8
(0.80)		17,952	0.98	(e)	–	1.98	41.1
4.40		21,930	0.98	(e)	–	2.56	52.8

2.76		14,676	0.79	(e)	–	2.94	31.4
1.90		10,391	0.79	(e)	–	2.25	31.0
3.38		10,900	0.79	(e)	–	2.22	32.8
(0.61)		10,708	0.79	(e)	–	2.17	41.1
4.59		11,093	0.79	(e)	–	2.75	52.8

2.88		24,759	0.67	(e)	–	3.03	31.4
1.93		22,979	0.67	(e)	–	2.36	31.0
3.50		20,405	0.67	(e)	–	2.34	32.8
(0.49)		19,242	0.67	(e)	–	2.29	41.1
4.72		21,996	0.67	(e)	–	2.87	52.8

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Total return is calculated using the traded net asset value which may differ from the reported net asset value. The traded net asset value is the net asset value which a shareholder would have paid or received from a subscription or redemption.
(e)	Reflects Manager's contractual expense limit.

See accompanying notes

		FINANCIAL HIGHLIGHTS
		PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
HIGH YIELD FUND
Institutional shares
2016	$7.12	$0.42	$0.10	$0.52	($0.45)	$–	($0.45)	$7.19
2015	7.67	0.42	(0.46)	(0.04)	(0.43)	(0.08)	(0.51)	7.12
2014	7.90	0.46	(0.04)	0.42	(0.49)	(0.16)	(0.65)	7.67
2013	7.80	0.51	0.20	0.71	(0.54)	(0.07)	(0.61)	7.90
2012	7.69	0.55	0.39	0.94	(0.57)	(0.26)	(0.83)	7.80
HIGH YIELD FUND I
Institutional shares
2016	9.65	0.54	0.17	0.71	(0.55)	–	(0.55)	9.81
2015	10.49	0.55	(0.76)	(0.21)	(0.55)	(0.08)	(0.63)	9.65
2014	10.76	0.58	(0.06)	0.52	(0.58)	(0.21)	(0.79)	10.49
2013	11.37	0.65	0.27	0.92	(1.22)	(0.31)	(1.53)	10.76
2012	11.05	0.73	0.54	1.27	(0.73)	(0.22)	(0.95)	11.37

See accompanying notes

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

					Ratio of Net
		Ratio of Expenses	Ratio of Gross		Investment Income
	Net Assets, End of	to Average Net	Expenses to Average		to Average Net	Portfolio
Total Return	Period (in thousands)	Assets	Net Assets		Assets	Turnover Rate

7.76%	$1,713,770	0.61%	0.64%	(b)	6.02%	42.7%
(0.49)	1,641,089	0.60	0.60	(b)	5.71	45.1
5.58	992,990	0.59	0.59	(b)	5.84	51.7
9.31	919,683	0.58	0.59	(b)	6.52	69.6
13.17	721,892	0.56	0.59	(b)	7.19	82.6

7.75	958,923	0.66	–		5.76	51.5
(2.11)	872,382	0.65	–		5.40	49.6
4.99	1,789,770	0.64	–		5.44	43.2
8.72	1,495,205	0.65	–		6.00	67.0
12.65	1,189,513	0.65	–		6.75	75.0

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager.

See accompanying notes

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Total
		Value,	Investment	and Unrealized	Total From	from Net	Dividends	Net Asset
		Beginning	Income	Gain (Loss) on	Investment	Investment	and	Value, End
		of Period	(Loss)(a)	Investments	Operations	Income	Distributions	of Period
INCOME FUND
Class J shares
2016		$9.50	$0.28	$0.21	$0.49	($0.33)	($0.33)	$9.66
2015		9.78	0.27	(0.26)	0.01	(0.29)	(0.29)	9.50
2014		9.67	0.31	0.14	0.45	(0.34)	(0.34)	9.78
2013		10.00	0.33	(0.30)	0.03	(0.36)	(0.36)	9.67
2012		9.57	0.39	0.45	0.84	(0.41)	(0.41)	10.00
Institutional shares
2016		9.51	0.30	0.20	0.50	(0.35)	(0.35)	9.66
2015		9.78	0.31	(0.26)	0.05	(0.32)	(0.32)	9.51
2014		9.67	0.35	0.14	0.49	(0.38)	(0.38)	9.78
2013		10.00	0.37	(0.30)	0.07	(0.40)	(0.40)	9.67
2012		9.57	0.44	0.46	0.90	(0.47)	(0.47)	10.00
R-1 shares
2016		9.51	0.22	0.21	0.43	(0.27)	(0.27)	9.67
2015		9.79	0.22	(0.26)	(0.04)	(0.24)	(0.24)	9.51
2014		9.68	0.26	0.14	0.40	(0.29)	(0.29)	9.79
2013		10.00	0.29	(0.29)	–	(0.32)	(0.32)	9.68
2012		9.57	0.36	0.45	0.81	(0.38)	(0.38)	10.00
R-2 shares
2016		9.52	0.23	0.21	0.44	(0.28)	(0.28)	9.68
2015		9.79	0.24	(0.26)	(0.02)	(0.25)	(0.25)	9.52
2014		9.68	0.28	0.14	0.42	(0.31)	(0.31)	9.79
2013		10.01	0.30	(0.30)	–	(0.33)	(0.33)	9.68
2012		9.58	0.37	0.46	0.83	(0.40)	(0.40)	10.01
R-3 shares
2016		9.52	0.25	0.21	0.46	(0.30)	(0.30)	9.68
2015		9.80	0.25	(0.26)	(0.01)	(0.27)	(0.27)	9.52
2014		9.69	0.30	0.13	0.43	(0.32)	(0.32)	9.80
2013		10.01	0.32	(0.29)	0.03	(0.35)	(0.35)	9.69
2012		9.58	0.39	0.45	0.84	(0.41)	(0.41)	10.01
R-4 shares
2016		9.52	0.27	0.20	0.47	(0.32)	(0.32)	9.67
2015		9.79	0.27	(0.25)	0.02	(0.29)	(0.29)	9.52
2014		9.68	0.32	0.13	0.45	(0.34)	(0.34)	9.79
2013		10.01	0.34	(0.30)	0.04	(0.37)	(0.37)	9.68
2012		9.58	0.41	0.45	0.86	(0.43)	(0.43)	10.01
R-5 shares
2016		9.50	0.28	0.21	0.49	(0.33)	(0.33)	9.66
2015		9.78	0.28	(0.26)	0.02	(0.30)	(0.30)	9.50
2014		9.67	0.33	0.13	0.46	(0.35)	(0.35)	9.78
2013		10.00	0.35	(0.30)	0.05	(0.38)	(0.38)	9.67
2012		9.57	0.42	0.45	0.87	(0.44)	(0.44)	10.00
R-6 shares
2016		9.50	0.30	0.21	0.51	(0.35)	(0.35)	9.66
2015	(f)	9.78	0.27	(0.25)	0.02	(0.30)	(0.30)	9.50

See accompanying notes

					FINANCIAL HIGHLIGHTS (Continued)
					PRINCIPAL FUNDS, INC.

						Ratio of Net
			Ratio of Expenses		Ratio of Gross	Investment Income
		Net Assets, End of	to Average Net		Expenses to Average	to Average Net		Portfolio
Total Return		Period (in thousands)	Assets		Net Assets(b)	Assets		Turnover Rate

5.22%	(c)	$100,416	0.78%		0.81%	2.91%		12.9%
0.08	(c)	92,169	0.85		0.88	2.83		11.5
4.73	(c)	93,304	0.89		0.93	3.23		11.3
0.29	(c)	88,170	0.96		1.16	3.36		20.7
9.03	(c)	90,263	1.06		1.25	4.02		14.1

5.40		2,692,447	0.49		–	3.19		12.9
0.54		2,576,219	0.49		–	3.19		11.5
5.13		2,288,675	0.50		–	3.61		11.3
0.74		1,907,327	0.50		–	3.82		20.7
9.62		1,763,464	0.51		–	4.56		14.1

4.60		19,256	1.36		–	2.32		12.9
(0.42)		15,740	1.36		–	2.31		11.5
4.22		10,308	1.37		–	2.71		11.3
(0.02)		5,593	1.37		–	2.94		20.7
8.68		1,084	1.38		–	3.69		14.1

4.73		3,155	1.23		–	2.45		12.9
(0.19)		2,867	1.23		–	2.44		11.5
4.35		2,267	1.24		–	2.85		11.3
0.00		1,208	1.24		–	3.07		20.7
8.81		1,157	1.25		–	3.77		14.1

4.92		32,657	1.05		–	2.63		12.9
(0.12)		33,494	1.05		–	2.62		11.5
4.54		24,899	1.06		–	3.05		11.3
0.28		21,640	1.06		–	3.25		20.7
9.00		16,508	1.07		–	4.01		14.1

5.01		27,577	0.86		–	2.82		12.9
0.17		23,620	0.86		–	2.82		11.5
4.74		21,679	0.87		–	3.23		11.3
0.37		15,785	0.87		–	3.45		20.7
9.21		8,155	0.88		–	4.17		14.1

5.25		50,807	0.74		–	2.94		12.9
0.19		46,970	0.74		–	2.93		11.5
4.87		33,814	0.75		–	3.36		11.3
0.50		15,858	0.75		–	3.56		20.7
9.35		13,785	0.76		–	4.31		14.1

5.37	(d)	6,656	0.55	(e)	–	3.13		12.9
0.27 (d)	,(g)	6,539	0.55 (e)	,(h)	–	3.05	(h)	11.5	(h)

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Total return is calculated using the traded net asset value which may differ from the reported net asset value. The traded net asset value is the net asset value which a shareholder would have paid or received from a subscription or redemption.
(e)	Reflects Manager's contractual expense limit.
(f)	Period from November 25, 2014, date operations commenced, through October 31, 2015.
(g)	Total return amounts have not been annualized.
(h)	Computed on an annualized basis.

See accompanying notes

		FINANCIAL HIGHLIGHTS
		PRINCIPAL FUNDS, INC.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
INFLATION PROTECTION FUND
Class J shares
2016	$8.11	$0.01	$0.35	$0.36	($0.05)	$–	($0.05)	$8.42
2015	8.46	(0.05)	(0.20)	(0.25)	(0.10)	–	(0.10)	8.11
2014	8.55	0.03	0.04	0.07	–	(0.16)	(0.16)	8.46
2013	9.15	0.02	(0.61)	(0.59)	(0.01)	–	(0.01)	8.55
2012	8.56	0.02	0.58	0.60	(0.01)	–	(0.01)	9.15
Institutional shares
2016	8.35	0.07	0.37	0.44	(0.07)	–	(0.07)	8.72
2015	8.66	0.03	(0.22)	(0.19)	(0.12)	–	(0.12)	8.35
2014	8.69	0.11	0.02	0.13	–	(0.16)	(0.16)	8.66
2013	9.29	0.07	(0.62)	(0.55)	(0.05)	–	(0.05)	8.69
2012	8.65	0.09	0.58	0.67	(0.03)	–	(0.03)	9.29
R-1 shares
2016	8.00	0.01	0.33	0.34	(0.05)	–	(0.05)	8.29
2015	8.35	(0.07)	(0.19)	(0.26)	(0.09)	–	(0.09)	8.00
2014	8.46	0.02	0.03	0.05	–	(0.16)	(0.16)	8.35
2013	9.09	(0.02)	(0.60)	(0.62)	(0.01)	–	(0.01)	8.46
2012	8.51	0.02	0.57	0.59	(0.01)	–	(0.01)	9.09
R-2 shares
2016	8.04	0.01	0.35	0.36	(0.05)	–	(0.05)	8.35
2015	8.39	(0.06)	(0.19)	(0.25)	(0.10)	–	(0.10)	8.04
2014	8.49	0.03	0.03	0.06	–	(0.16)	(0.16)	8.39
2013	9.11	–	(0.61)	(0.61)	(0.01)	–	(0.01)	8.49
2012	8.52	0.03	0.57	0.60	(0.01)	–	(0.01)	9.11
R-3 shares
2016	8.12	0.02	0.36	0.38	(0.06)	–	(0.06)	8.44
2015	8.46	(0.05)	(0.19)	(0.24)	(0.10)	–	(0.10)	8.12
2014	8.54	0.04	0.04	0.08	–	(0.16)	(0.16)	8.46
2013	9.16	0.02	(0.62)	(0.60)	(0.02)	–	(0.02)	8.54
2012	8.55	0.04	0.58	0.62	(0.01)	–	(0.01)	9.16
R-4 shares
2016	8.19	0.04	0.35	0.39	(0.06)	–	(0.06)	8.52
2015	8.52	(0.02)	(0.20)	(0.22)	(0.11)	–	(0.11)	8.19
2014	8.58	0.07	0.03	0.10	–	(0.16)	(0.16)	8.52
2013	9.20	0.04	(0.63)	(0.59)	(0.03)	–	(0.03)	8.58
2012	8.58	0.08	0.55	0.63	(0.01)	–	(0.01)	9.20
R-5 shares
2016	8.25	0.05	0.35	0.40	(0.06)	–	(0.06)	8.59
2015	8.57	–	(0.21)	(0.21)	(0.11)	–	(0.11)	8.25
2014	8.62	0.16	(0.05)	0.11	–	(0.16)	(0.16)	8.57
2013	9.24	0.06	(0.65)	(0.59)	(0.03)	–	(0.03)	8.62
2012	8.61	0.07	0.58	0.65	(0.02)	–	(0.02)	9.24

See accompanying notes

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

					Ratio of Net
			Ratio of Expenses	Ratio of Gross	Investment Income
		Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return		Period (in thousands)	Assets	Net Assets(b)	Assets	Turnover Rate

4.51%	(c)	$7,758	1.09%	1.12%	0.17%	62.0%
(2.96	) (c)	7,516	1.10	1.13	(0.63)	54.5
0.85	(c)	8,692	1.11	1.15	0.40	101.6
(6.45	) (c)	9,894	0.86	1.06	0.25	100.9
7.00	(c)	15,135	1.15	1.52	0.25	152.9

5.30		1,770,164	0.38	–	0.88	62.0
(2.26)		1,608,193	0.39	–	0.41	54.5
1.54		1,023,698	0.40	–	1.29	101.6
(6.00)		773,261	0.40	–	0.79	100.9
7.78		740,023	0.40	–	1.04	152.9

4.31		1,017	1.26	–	0.12	62.0
(3.09)		693	1.27	–	(0.80)	54.5
0.62		905	1.28	–	0.28	101.6
(6.83)		910	1.28	–	(0.21)	100.9
6.89		1,821	1.28	–	0.19	152.9

4.44	(d)	524	1.13	–	0.07	62.0
(2.86	) (d)	533	1.14	–	(0.74)	54.5
0.73		577	1.15	–	0.34	101.6
(6.73)		752	1.15	–	0.01	100.9
7.01		1,263	1.15	–	0.35	152.9

4.69		5,602	0.95	–	0.29	62.0
(2.80)		4,825	0.96	–	(0.54)	54.5
0.97		5,784	0.97	–	0.50	101.6
(6.54)		6,353	0.97	–	0.22	100.9
7.24		5,447	0.97	–	0.47	152.9

4.82		2,357	0.76	–	0.45	62.0
(2.62)		1,982	0.77	–	(0.21)	54.5
1.20		2,036	0.78	–	0.83	101.6
(6.42)		1,655	0.78	–	0.47	100.9
7.38		1,995	0.78	–	0.88	152.9

4.93		3,833	0.64	–	0.65	62.0
(2.45)		4,259	0.65	–	(0.04)	54.5
1.31		3,790	0.66	–	1.82	101.6
(6.37)		2,516	0.66	–	0.71	100.9
7.55		4,539	0.66	–	0.81	152.9

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Total return is calculated using the traded net asset value which may differ from the reported net asset value. The traded net asset value is the net asset value which a shareholder would have paid or received from a subscription or redemption.

See accompanying notes

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS,INC.

	Net Asset	Net	Net Realized		Dividends	Total
	Value,	Investment	and Unrealized	Total From	from Net	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on	Investment	Investment	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Distributions	of Period
INTERNATIONAL EMERGING MARKETS FUND
Class J shares
2016	$20.61	$0.13	$1.28	$1.41	($0.09)	($0.09)	$21.93
2015	24.14	0.19	(3.41)	(3.22)	(0.31)	(0.31)	20.61
2014	24.25	0.20	(0.22)	(0.02)	(0.09)	(0.09)	24.14
2013	23.69	0.21	0.62	0.83	(0.27)	(0.27)	24.25
2012	22.96	0.22	0.72	0.94	(0.21)	(0.21)	23.69
Institutional shares
2016	21.24	0.20	1.33	1.53	(0.18)	(0.18)	22.59
2015	24.88	0.26	(3.49)	(3.23)	(0.41)	(0.41)	21.24
2014	25.01	0.32	(0.24)	0.08	(0.21)	(0.21)	24.88
2013	24.42	0.33	0.64	0.97	(0.38)	(0.38)	25.01
2012	23.67	0.34	0.73	1.07	(0.32)	(0.32)	24.42
R-1 shares
2016	21.08	0.03	1.31	1.34	–	–	22.42
2015	24.66	0.10	(3.51)	(3.41)	(0.17)	(0.17)	21.08
2014	24.79	0.09	(0.22)	(0.13)	–	–	24.66
2013	24.20	0.11	0.64	0.75	(0.16)	(0.16)	24.79
2012	23.37	0.13	0.75	0.88	(0.05)	(0.05)	24.20
R-2 shares
2016	20.95	0.06	1.30	1.36	–	–	22.31
2015	24.52	0.11	(3.47)	(3.36)	(0.21)	(0.21)	20.95
2014	24.63	0.12	(0.22)	(0.10)	(0.01)	(0.01)	24.52
2013	24.03	0.13	0.65	0.78	(0.18)	(0.18)	24.63
2012	23.26	0.16	0.74	0.90	(0.13)	(0.13)	24.03
R-3 shares
2016	21.10	0.10	1.31	1.41	(0.05)	(0.05)	22.46
2015	24.68	0.16	(3.49)	(3.33)	(0.25)	(0.25)	21.10
2014	24.74	0.17	(0.23)	(0.06)	–	–	24.68
2013	24.15	0.19	0.64	0.83	(0.24)	(0.24)	24.74
2012	23.38	0.22	0.72	0.94	(0.17)	(0.17)	24.15
R-4 shares
2016	21.20	0.13	1.33	1.46	(0.08)	(0.08)	22.58
2015	24.82	0.21	(3.52)	(3.31)	(0.31)	(0.31)	21.20
2014	24.93	0.20	(0.21)	(0.01)	(0.10)	(0.10)	24.82
2013	24.35	0.24	0.64	0.88	(0.30)	(0.30)	24.93
2012	23.59	0.25	0.74	0.99	(0.23)	(0.23)	24.35
R-5 shares
2016	21.26	0.15	1.32	1.47	(0.12)	(0.12)	22.61
2015	24.89	0.24	(3.53)	(3.29)	(0.34)	(0.34)	21.26
2014	25.02	0.24	(0.22)	0.02	(0.15)	(0.15)	24.89
2013	24.43	0.27	0.65	0.92	(0.33)	(0.33)	25.02
2012	23.67	0.29	0.72	1.01	(0.25)	(0.25)	24.43

See accompanying notes

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

					Ratio of Net
			Ratio of Expenses	Ratio of Gross	Investment Income
		Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return		Period (in thousands)	Assets	Net Assets(b)	Assets	Turnover Rate

6.87%	(c)	$97,753	1.64%	1.67%	0.65%	120.3%
(13.47	) (c)	99,723	1.66	1.69	0.86	88.4
(0.09	) (c)	129,223	1.65	1.69	0.83	114.7
3.49	(c)	146,376	1.69	1.89	0.85	117.2
4.18	(c)	164,299	1.72	1.91	0.96	104.8

7.27	(d)	756,257	1.27	–	0.97	120.3
(13.13)		948,114	1.25	–	1.10	88.4
0.33		1,752,175	1.23	–	1.30	114.7
3.96		1,537,280	1.24	1.24	1.35	117.2
4.67		1,219,393	1.25	1.25	1.45	104.8

6.36		2,585	2.13	–	0.14	120.3
(13.88)		2,842	2.12	–	0.42	88.4
(0.52)		3,490	2.10	–	0.38	114.7
3.09		4,467	2.11	–	0.43	117.2
3.77		5,362	2.11	–	0.56	104.8

6.49		3,346	2.00	–	0.30	120.3
(13.76)		3,777	1.99	–	0.46	88.4
(0.41)		5,878	1.97	–	0.50	114.7
3.21		6,610	1.98	–	0.53	117.2
3.93		9,010	1.98	–	0.69	104.8

6.70		10,275	1.82	–	0.48	120.3
(13.60)		10,805	1.81	–	0.71	88.4
(0.24)		14,835	1.79	–	0.68	114.7
3.42		19,344	1.80	–	0.77	117.2
4.08		37,931	1.80	–	0.94	104.8

6.86	(d)	8,340	1.63	–	0.66	120.3
(13.42	) (d)	8,922	1.62	–	0.90	88.4
(0.01)		14,415	1.60	–	0.84	114.7
3.57		20,951	1.61	–	0.98	117.2
4.28		21,453	1.61	–	1.05	104.8

6.99		18,989	1.51	–	0.73	120.3
(13.33)		22,656	1.50	–	1.01	88.4
0.08		29,903	1.48	–	0.97	114.7
3.73		33,812	1.49	–	1.08	117.2
4.41		37,421	1.49	–	1.21	104.8

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Total return is calculated using the traded net asset value which may differ from the reported net asset value. The traded net asset value is the net asset value which a shareholder would have paid or received from a subscription or redemption.

See accompanying notes

		FINANCIAL HIGHLIGHTS
		PRINCIPAL FUNDS, INC.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Total
	Value,	Investment	and Unrealized	Total From	from Net	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on	Investment	Investment	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Distributions	of Period
INTERNATIONAL FUND I
Institutional shares
2016	$13.53	$0.13	($0.45)	($0.32)	($0.10)	($0.10)	$13.11
2015	13.65	0.16	0.03	0.19	(0.31)	(0.31)	13.53
2014	13.05	0.23	0.58	0.81	(0.21)	(0.21)	13.65
2013	10.79	0.15	2.32	2.47	(0.21)	(0.21)	13.05
2012	10.31	0.20	0.45	0.65	(0.17)	(0.17)	10.79
R-1 shares
2016	13.42	0.02	(0.45)	(0.43)	–	–	12.99
2015	13.54	0.04	0.03	0.07	(0.19)	(0.19)	13.42
2014	12.94	0.16	0.54	0.70	(0.10)	(0.10)	13.54
2013	10.70	0.06	2.29	2.35	(0.11)	(0.11)	12.94
2012	10.20	0.11	0.46	0.57	(0.07)	(0.07)	10.70
R-2 shares
2016	13.48	0.04	(0.46)	(0.42)	–	–	13.06
2015	13.57	0.06	0.04	0.10	(0.19)	(0.19)	13.48
2014	12.96	0.18	0.54	0.72	(0.11)	(0.11)	13.57
2013	10.72	0.07	2.30	2.37	(0.13)	(0.13)	12.96
2012	10.21	0.12	0.46	0.58	(0.07)	(0.07)	10.72
R-3 shares
2016	13.47	0.06	(0.45)	(0.39)	(0.03)	(0.03)	13.05
2015	13.57	0.08	0.04	0.12	(0.22)	(0.22)	13.47
2014	12.97	0.20	0.54	0.74	(0.14)	(0.14)	13.57
2013	10.71	0.10	2.29	2.39	(0.13)	(0.13)	12.97
2012	10.22	0.14	0.46	0.60	(0.11)	(0.11)	10.71
R-4 shares
2016	13.49	0.09	(0.46)	(0.37)	(0.05)	(0.05)	13.07
2015	13.60	0.10	0.06	0.16	(0.27)	(0.27)	13.49
2014	13.00	0.22	0.55	0.77	(0.17)	(0.17)	13.60
2013	10.74	0.12	2.30	2.42	(0.16)	(0.16)	13.00
2012	10.26	0.16	0.45	0.61	(0.13)	(0.13)	10.74
R-5 shares
2016	13.49	0.08	(0.44)	(0.36)	(0.07)	(0.07)	13.06
2015	13.61	0.12	0.05	0.17	(0.29)	(0.29)	13.49
2014	13.02	0.24	0.54	0.78	(0.19)	(0.19)	13.61
2013	10.76	0.14	2.31	2.45	(0.19)	(0.19)	13.02
2012	10.28	0.17	0.45	0.62	(0.14)	(0.14)	10.76

See accompanying notes

					FINANCIAL HIGHLIGHTS (Continued)
					PRINCIPAL FUNDS, INC.

						Ratio of Net
			Ratio of Expenses		Ratio of Gross	Investment Income
		Net Assets, End of	to Average Net		Expenses to Average	to Average Net	Portfolio
Total Return		Period (in thousands)	Assets		Net Assets(b)	Assets	Turnover Rate

(2.36)%		$296,966	1.00%		1.01%	1.02%	69.9%
1.32	(c)	316,421	0.97		0.97	1.14	52.8
6.45	(c)	344,528	1.01		1.04	1.76	128.4
23.23		610,764	0.97		1.02	1.27	50.6
6.53		1,069,269	0.98		1.01	1.95	57.3

(3.20)		2,759	1.85		–	0.16	69.9
0.48	(c)	3,710	1.81		–	0.30	52.8
5.53	(c)	4,271	1.85	(d)	–	1.22	128.4
22.17		4,758	1.83	(d)	–	0.54	50.6
5.61		4,294	1.85	(d)	–	1.04	57.3

(3.12)		2,577	1.72		–	0.30	69.9
0.71	(c)	3,189	1.68		–	0.44	52.8
5.66	(c)	3,069	1.72	(d)	–	1.34	128.4
22.25		4,108	1.70	(d)	–	0.63	50.6
5.79		4,182	1.72	(d)	–	1.22	57.3

(2.90)		5,326	1.54		–	0.49	69.9
0.86	(c)	4,721	1.50		–	0.59	52.8
5.83	(c)	5,340	1.54	(d)	–	1.51	128.4
22.51		6,505	1.52	(d)	–	0.88	50.6
5.97		7,223	1.54	(d)	–	1.42	57.3

(2.75)		3,386	1.35		–	0.68	69.9
1.11	(c)	3,651	1.31		–	0.71	52.8
6.01	(c)	5,718	1.35	(d)	–	1.67	128.4
22.82		8,174	1.33	(d)	–	1.04	50.6
6.07		6,264	1.35	(d)	–	1.56	57.3

(2.69)		3,710	1.23		–	0.61	69.9
1.12	(c)	9,244	1.19		–	0.89	52.8
6.18	(c)	8,839	1.23	(d)	–	1.83	128.4
23.02		8,295	1.21	(d)	–	1.15	50.6
6.17		6,265	1.23	(d)	–	1.69	57.3

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager.
(c)	Total return is calculated using the traded net asset value which may differ from the reported net asset value. The traded net asset value is the net asset value which a shareholder would have paid or received from a subscription or redemption.
(d)	Reflects Manager's contractual expense limit.

See accompanying notes

		FINANCIAL HIGHLIGHTS
		PRINCIPAL FUNDS, INC.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
LARGECAP GROWTH FUND
Class J shares
2016	$10.37	$0.01	($0.38)	($0.37)	$–	($1.08)	($1.08)	$8.92
2015	11.00	(0.02)	0.61	0.59	–	(1.22)	(1.22)	10.37
2014	10.77	(0.02)	1.46	1.44	–	(1.21)	(1.21)	11.00
2013	8.31	0.02	2.46	2.48	(0.02)	–	(0.02)	10.77
2012	7.53	–	0.78	0.78	–	–	–	8.31
Institutional shares
2016	11.38	0.05	(0.43)	(0.38)	(0.03)	(1.08)	(1.11)	9.89
2015	11.93	0.03	0.66	0.69	(0.02)	(1.22)	(1.24)	11.38
2014	11.57	0.03	1.57	1.60	(0.03)	(1.21)	(1.24)	11.93
2013	8.93	0.07	2.64	2.71	(0.07)	–	(0.07)	11.57
2012	8.07	0.04	0.85	0.89	(0.03)	–	(0.03)	8.93
R-1 shares
2016	10.52	(0.04)	(0.38)	(0.42)	–	(1.08)	(1.08)	9.02
2015	11.19	(0.06)	0.61	0.55	–	(1.22)	(1.22)	10.52
2014	10.98	(0.06)	1.48	1.42	–	(1.21)	(1.21)	11.19
2013	8.49	(0.01)	2.50	2.49	–	–	–	10.98
2012	7.72	(0.03)	0.80	0.77	–	–	–	8.49
R-2 shares
2016	10.69	(0.02)	(0.40)	(0.42)	–	(1.08)	(1.08)	9.19
2015	11.34	(0.05)	0.62	0.57	–	(1.22)	(1.22)	10.69
2014	11.09	(0.05)	1.51	1.46	–	(1.21)	(1.21)	11.34
2013	8.57	–	2.52	2.52	–	–	–	11.09
2012	7.77	(0.02)	0.82	0.80	–	–	–	8.57
R-3 shares
2016	11.61	(0.01)	(0.43)	(0.44)	–	(1.08)	(1.08)	10.09
2015	12.19	(0.03)	0.67	0.64	–	(1.22)	(1.22)	11.61
2014	11.82	(0.03)	1.61	1.58	–	(1.21)	(1.21)	12.19
2013	9.12	0.02	2.68	2.70	–	–	–	11.82
2012	8.26	–	0.86	0.86	–	–	–	9.12
R-4 shares
2016	11.56	0.01	(0.43)	(0.42)	–	(1.08)	(1.08)	10.06
2015	12.12	(0.01)	0.67	0.66	–	(1.22)	(1.22)	11.56
2014	11.74	(0.01)	1.60	1.59	–	(1.21)	(1.21)	12.12
2013	9.06	0.03	2.68	2.71	(0.03)	–	(0.03)	11.74
2012	8.19	0.01	0.86	0.87	–	–	–	9.06
R-5 shares
2016	11.45	0.02	(0.43)	(0.41)	–	(1.08)	(1.08)	9.96
2015	12.00	–	0.67	0.67	–	(1.22)	(1.22)	11.45
2014	11.62	–	1.59	1.59	–	(1.21)	(1.21)	12.00
2013	8.98	0.06	2.62	2.68	(0.04)	–	(0.04)	11.62
2012	8.11	0.02	0.85	0.87	–	–	–	8.98

See accompanying notes

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

				Ratio of Net
		Ratio of Expenses	Ratio of Gross	Investment Income
	Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return	Period (in thousands)	Assets	Net Assets(b)	Assets	Turnover Rate

(4.01)% (c)	$57,924	0.95%	0.98%	0.15%	62.5%
6.10 (c)	69,824	1.03	1.06	(0.15)	54.1
14.61 (c)	64,841	1.04	1.08	(0.16)	57.7
29.92 (c)	56,800	1.09	1.29	0.25	79.3
10.36 (c)	45,831	1.20	1.39	(0.04)	64.3

(3.75)	1,549,259	0.65	–	0.46	62.5
6.48	2,352,018	0.64	–	0.25	54.1
15.09	2,791,488	0.65	–	0.24	57.7
30.52	2,513,518	0.64	–	0.69	79.3
11.01	1,852,751	0.64	–	0.51	64.3

(4.47)	4,378	1.52	–	(0.42)	62.5
5.58	5,815	1.50	–	(0.62)	54.1
14.10	6,258	1.50	–	(0.60)	57.7
29.33	6,534	1.51	–	(0.10)	79.3
9.97	8,500	1.52	–	(0.37)	64.3

(4.40)	2,093	1.39	–	(0.24)	62.5
5.70	5,386	1.37	–	(0.50)	54.1
14.34	5,846	1.37	–	(0.47)	57.7
29.40	7,383	1.38	–	0.01	79.3
10.30	8,616	1.39	–	(0.23)	64.3

(4.21)	14,755	1.21	–	(0.12)	62.5
5.89	19,280	1.19	–	(0.30)	54.1
14.48	20,863	1.19	–	(0.29)	57.7
29.67	22,527	1.20	–	0.19	79.3
10.41	25,611	1.21	–	(0.05)	64.3

(4.04)	10,224	1.02	–	0.08	62.5
6.11	14,853	1.00	–	(0.12)	54.1
14.68	13,833	1.00	–	(0.08)	57.7
29.94	18,484	1.01	–	0.32	79.3
10.62	13,612	1.02	–	0.14	64.3

(3.98)	50,611	0.90	–	0.20	62.5
6.27	64,417	0.88	–	0.01	54.1
14.85	71,922	0.88	–	0.01	57.7
30.01	67,568	0.89	–	0.56	79.3
10.77	129,852	0.90	–	0.26	64.3

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.

See accompanying notes

			FINANCIAL HIGHLIGHTS
			PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):
		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
		Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
		of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
LARGECAP GROWTH FUND I
Class J shares
2016		$11.70	($0.01)	$0.02	$0.01	$–	($1.49)	($1.49)	$10.22
2015		11.97	(0.02)	1.02	1.00	–	(1.27)	(1.27)	11.70
2014		11.35	(0.02)	1.41	1.39	–	(0.77)	(0.77)	11.97
2013		8.98	–	2.81	2.81	(0.01)	(0.43)	(0.44)	11.35
2012		8.55	(0.02)	0.79	0.77	–	(0.34)	(0.34)	8.98
Institutional shares
2016		13.49	0.02	0.02	0.04	(0.01)	(1.49)	(1.50)	12.03
2015		13.59	0.02	1.19	1.21	(0.04)	(1.27)	(1.31)	13.49
2014		12.76	0.03	1.59	1.62	(0.02)	(0.77)	(0.79)	13.59
2013		10.04	0.05	3.15	3.20	(0.05)	(0.43)	(0.48)	12.76
2012		9.48	0.03	0.88	0.91	(0.01)	(0.34)	(0.35)	10.04
R-1 shares
2016		12.23	(0.08)	0.02	(0.06)	–	(1.49)	(1.49)	10.68
2015		12.51	(0.08)	1.07	0.99	–	(1.27)	(1.27)	12.23
2014		11.87	(0.08)	1.49	1.41	–	(0.77)	(0.77)	12.51
2013		9.40	(0.05)	2.95	2.90	–	(0.43)	(0.43)	11.87
2012		8.97	(0.06)	0.83	0.77	–	(0.34)	(0.34)	9.40
R-2 shares
2016		11.97	(0.06)	0.02	(0.04)	–	(1.49)	(1.49)	10.44
2015		12.26	(0.06)	1.04	0.98	–	(1.27)	(1.27)	11.97
2014		11.64	(0.06)	1.45	1.39	–	(0.77)	(0.77)	12.26
2013		9.21	(0.03)	2.89	2.86	–	(0.43)	(0.43)	11.64
2012		8.78	(0.04)	0.81	0.77	–	(0.34)	(0.34)	9.21
R-3 shares
2016		12.68	(0.04)	0.02	(0.02)	–	(1.49)	(1.49)	11.17
2015		12.88	(0.04)	1.11	1.07	–	(1.27)	(1.27)	12.68
2014		12.18	(0.04)	1.51	1.47	–	(0.77)	(0.77)	12.88
2013		9.61	(0.02)	3.03	3.01	(0.01)	(0.43)	(0.44)	12.18
2012		9.13	(0.03)	0.85	0.82	–	(0.34)	(0.34)	9.61
R-4 shares
2016		12.80	(0.02)	0.02	–	–	(1.49)	(1.49)	11.31
2015		12.97	(0.02)	1.12	1.10	–	(1.27)	(1.27)	12.80
2014		12.23	(0.02)	1.53	1.51	–	(0.77)	(0.77)	12.97
2013		9.65	–	3.03	3.03	(0.02)	(0.43)	(0.45)	12.23
2012		9.15	(0.01)	0.85	0.84	–	(0.34)	(0.34)	9.65
R-5 shares
2016		13.14	(0.01)	0.02	0.01	–	(1.49)	(1.49)	11.66
2015		13.27	(0.01)	1.16	1.15	(0.01)	(1.27)	(1.28)	13.14
2014		12.49	(0.01)	1.56	1.55	–	(0.77)	(0.77)	13.27
2013		9.84	0.02	3.09	3.11	(0.03)	(0.43)	(0.46)	12.49
2012		9.31	–	0.87	0.87	–	(0.34)	(0.34)	9.84
R-6 shares
2016		13.49	0.01	0.02	0.03	(0.01)	(1.49)	(1.50)	12.02
2015	(f)	13.87	(0.01)	0.94	0.93	(0.04)	(1.27)	(1.31)	13.49

See accompanying notes

					FINANCIAL HIGHLIGHTS (Continued)
					PRINCIPAL FUNDS, INC.

						Ratio of Net
			Ratio of Expenses		Ratio of Gross	Investment Income
		Net Assets, End of	to Average Net		Expenses to Average	to Average Net		Portfolio
Total Return		Period (in thousands)	Assets		Net Assets(b)	Assets		Turnover Rate

0.13%	(c)	$110,553	0.89%		0.94%	(0.13)%		32.8%
9.48	(c)	123,054	0.97		1.02	(0.18)		39.3
12.90	(c)	106,144	0.99		1.05	(0.19)		38.4
32.60	(c)	95,021	1.06		1.27	(0.03)		37.0
9.61	(c)	69,178	1.13		1.34	(0.25)		33.7

0.34		6,436,701	0.62	(d)	–	0.14		32.8
9.93		6,608,588	0.61	(d)	–	0.19		39.3
13.31		7,031,086	0.61	(d)	–	0.20		38.4
33.23		6,240,772	0.61	(d)	–	0.41		37.0
10.22		4,523,083	0.61	(d)	–	0.29		33.7

(0.50)		6,716	1.47	(d)	–	(0.71)		32.8
9.04	(e)	8,078	1.47	(d)	–	(0.67)		39.3
12.39	(e)	8,406	1.47	(d)	–	(0.66)		38.4
32.09		8,519	1.47	(d)	–	(0.44)		37.0
9.14		5,708	1.48	(d)	–	(0.60)		33.7

(0.34)		13,145	1.34	(d)	–	(0.58)		32.8
9.05		16,204	1.34	(d)	–	(0.54)		39.3
12.56		21,048	1.34	(d)	–	(0.54)		38.4
32.32		16,060	1.34	(d)	–	(0.30)		37.0
9.34		13,403	1.35	(d)	–	(0.46)		33.7

(0.14)		116,736	1.16	(d)	–	(0.40)		32.8
9.34		152,222	1.16	(d)	–	(0.36)		39.3
12.67		165,698	1.16	(d)	–	(0.35)		38.4
32.55		152,377	1.16	(d)	–	(0.16)		37.0
9.54		91,042	1.17	(d)	–	(0.28)		33.7

0.03		74,021	0.97	(d)	–	(0.21)		32.8
9.52		94,343	0.97	(d)	–	(0.18)		39.3
12.95		90,002	0.97	(d)	–	(0.16)		38.4
32.75		95,501	0.97	(d)	–	0.04		37.0
9.74		58,532	0.98	(d)	–	(0.09)		33.7

0.12		273,161	0.85	(d)	–	(0.09)		32.8
9.70		320,510	0.85	(d)	–	(0.05)		39.3
13.01		329,991	0.85	(d)	–	(0.05)		38.4
32.90		250,770	0.85	(d)	–	0.18		37.0
9.91		182,770	0.86	(d)	–	0.02		33.7

0.27		3,333	0.65	(d)	–	0.09		32.8
7.72	(g)	1,383	0.65 (d)	,(h)	–	(0.09	) (h)	39.3	(h)

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Reflects Manager's contractual expense limit.
(e)	Total return is calculated using the traded net asset value which may differ from the reported net asset value. The traded net asset value is the net asset value which a shareholder would have paid or received from a subscription or redemption.
(f)	Period from November 25, 2014, date operations commenced, through October 31, 2015.
(g)	Total return amounts have not been annualized.
(h)	Computed on an annualized basis.

See accompanying notes

		FINANCIAL HIGHLIGHTS
		PRINCIPAL FUNDS, INC.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
LARGECAP GROWTH FUND II
Class J shares
2016	$7.72	$0.02	($0.01)	$0.01	($0.02)	($1.16)	($1.18)	$6.55
2015	9.69	0.01	0.55	0.56	(0.03)	(2.50)	(2.53)	7.72
2014	9.37	0.01	1.19	1.20	(0.03)	(0.85)	(0.88)	9.69
2013	7.66	0.04	1.83	1.87	(0.04)	(0.12)	(0.16)	9.37
2012	7.62	0.01	0.73	0.74	(0.01)	(0.69)	(0.70)	7.66
Institutional shares
2016	9.06	0.06	(0.02)	0.04	(0.05)	(1.16)	(1.21)	7.89
2015	10.92	0.06	0.64	0.70	(0.06)	(2.50)	(2.56)	9.06
2014	10.45	0.05	1.34	1.39	(0.07)	(0.85)	(0.92)	10.92
2013	8.53	0.08	2.04	2.12	(0.08)	(0.12)	(0.20)	10.45
2012	8.39	0.06	0.81	0.87	(0.04)	(0.69)	(0.73)	8.53
R-1 shares
2016	8.40	(0.01)	(0.02)	(0.03)	–	(1.16)	(1.16)	7.21
2015	10.32	(0.02)	0.60	0.58	–	(2.50)	(2.50)	8.40
2014	9.95	(0.04)	1.26	1.22	–	(0.85)	(0.85)	10.32
2013	8.11	–	1.96	1.96	–	(0.12)	(0.12)	9.95
2012	8.04	(0.02)	0.78	0.76	–	(0.69)	(0.69)	8.11
R-2 shares
2016	8.04	–	(0.02)	(0.02)	–	(1.16)	(1.16)	6.86
2015	9.98	(0.01)	0.57	0.56	–	(2.50)	(2.50)	8.04
2014	9.63	(0.02)	1.22	1.20	–	(0.85)	(0.85)	9.98
2013	7.86	0.01	1.89	1.90	(0.01)	(0.12)	(0.13)	9.63
2012	7.81	–	0.74	0.74	–	(0.69)	(0.69)	7.86
R-3 shares
2016	8.31	0.01	(0.02)	(0.01)	–	(1.16)	(1.16)	7.14
2015	10.22	–	0.59	0.59	–	(2.50)	(2.50)	8.31
2014	9.84	(0.01)	1.26	1.25	(0.02)	(0.85)	(0.87)	10.22
2013	8.03	0.03	1.93	1.96	(0.03)	(0.12)	(0.15)	9.84
2012	7.95	0.01	0.77	0.78	(0.01)	(0.69)	(0.70)	8.03
R-4 shares
2016	8.61	0.02	(0.01)	0.01	(0.01)	(1.16)	(1.17)	7.45
2015	10.52	0.02	0.60	0.62	(0.03)	(2.50)	(2.53)	8.61
2014	10.10	0.01	1.29	1.30	(0.03)	(0.85)	(0.88)	10.52
2013	8.23	0.05	1.98	2.03	(0.04)	(0.12)	(0.16)	10.10
2012	8.13	0.02	0.78	0.80	(0.01)	(0.69)	(0.70)	8.23
R-5 shares
2016	8.74	0.03	(0.02)	0.01	(0.02)	(1.16)	(1.18)	7.57
2015	10.63	0.03	0.61	0.64	(0.03)	(2.50)	(2.53)	8.74
2014	10.19	0.03	1.30	1.33	(0.04)	(0.85)	(0.89)	10.63
2013	8.31	0.06	2.00	2.06	(0.06)	(0.12)	(0.18)	10.19
2012	8.20	0.04	0.78	0.82	(0.02)	(0.69)	(0.71)	8.31

See accompanying notes.

					FINANCIAL HIGHLIGHTS (Continued)
					PRINCIPAL FUNDS, INC.

						Ratio of Net
			Ratio of Expenses		Ratio of Gross	Investment Income
		Net Assets, End of	to Average Net		Expenses to Average	to Average Net	Portfolio
Total Return		Period (in thousands)	Assets		Net Assets(b)	Assets	Turnover Rate

0.30%	(c)	$32,690	1.22%		1.29%	0.35%	46.3%
7.53	(c)	33,873	1.28		1.35	0.17	86.1
13.81	(c)	34,858	1.30		1.35	0.06	83.6
24.95	(c)	32,564	1.32		1.53	0.45	63.6
11.16	(c)	28,779	1.40		1.61	0.17	64.8

0.60		479,594	0.86	(d)	–	0.72	46.3
8.07		590,069	0.85	(d)	–	0.63	86.1
14.23		1,062,254	0.87	(d)	–	0.50	83.6
25.46		1,191,048	0.87	(d)	–	0.91	63.6
11.87		1,107,456	0.87	(d)	–	0.71	64.8

(0.26)		786	1.74	(d)	–	(0.16)	46.3
7.13		1,358	1.73	(d)	–	(0.29)	86.1
13.14		1,156	1.75	(d)	–	(0.38)	83.6
24.54		1,293	1.74	(d)	–	0.06	63.6
10.82		1,806	1.75	(d)	–	(0.19)	64.8

(0.12)		1,584	1.61	(d)	–	(0.04)	46.3
7.21		1,559	1.60	(d)	–	(0.15)	86.1
13.38		1,730	1.62	(d)	–	(0.22)	83.6
24.65		3,250	1.61	(d)	–	0.16	63.6
10.90		3,038	1.62	(d)	–	0.00	64.8

0.03		3,759	1.43	(d)	–	0.14	46.3
7.43		6,719	1.42	(d)	–	0.04	86.1
13.61		8,378	1.44	(d)	–	(0.05)	83.6
24.87		11,438	1.43	(d)	–	0.34	63.6
11.21		11,537	1.44	(d)	–	0.13	64.8

0.17	(e)	2,229	1.24	(d)	–	0.33	46.3
7.62	(e)	2,186	1.23	(d)	–	0.22	86.1
13.80		6,060	1.25	(d)	–	0.11	83.6
25.12		5,436	1.24	(d)	–	0.54	63.6
11.29		5,291	1.25	(d)	–	0.31	64.8

0.32		5,284	1.12	(d)	–	0.46	46.3
7.68		6,180	1.11	(d)	–	0.37	86.1
13.99		10,823	1.13	(d)	–	0.27	83.6
25.28		17,351	1.12	(d)	–	0.64	63.6
11.41		22,643	1.13	(d)	–	0.45	64.8

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Reflects Manager's contractual expense limit.
(e)	Total return is calculated using the traded net asset value which may differ from the reported net asset value. The traded net asset value is the net asset value which a shareholder would have paid or received from a subscription or redemption.

See accompanying footnotes.

		FINANCIAL HIGHLIGHTS
		PRINCIPAL FUNDS, INC.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
LARGECAP S&P 500 INDEX FUND
Class J shares
2016	$14.66	$0.26	$0.32	$0.58	($0.23)	($0.12)	($0.35)	$14.89
2015	14.21	0.23	0.45	0.68	(0.22)	(0.01)	(0.23)	14.66
2014	12.35	0.19	1.84	2.03	(0.17)	–	(0.17)	14.21
2013	9.93	0.18	2.40	2.58	(0.16)	–	(0.16)	12.35
2012	8.81	0.15	1.11	1.26	(0.14)	–	(0.14)	9.93
Institutional shares
2016	14.80	0.30	0.32	0.62	(0.27)	(0.12)	(0.39)	15.03
2015	14.35	0.27	0.45	0.72	(0.26)	(0.01)	(0.27)	14.80
2014	12.47	0.24	1.85	2.09	(0.21)	–	(0.21)	14.35
2013	10.02	0.23	2.42	2.65	(0.20)	–	(0.20)	12.47
2012	8.89	0.19	1.11	1.30	(0.17)	–	(0.17)	10.02
R-1 shares
2016	14.70	0.17	0.32	0.49	(0.14)	(0.12)	(0.26)	14.93
2015	14.26	0.15	0.44	0.59	(0.14)	(0.01)	(0.15)	14.70
2014	12.39	0.13	1.84	1.97	(0.10)	–	(0.10)	14.26
2013	9.96	0.13	2.41	2.54	(0.11)	–	(0.11)	12.39
2012	8.83	0.11	1.11	1.22	(0.09)	–	(0.09)	9.96
R-2 shares
2016	14.80	0.19	0.32	0.51	(0.15)	(0.12)	(0.27)	15.04
2015	14.35	0.17	0.44	0.61	(0.15)	(0.01)	(0.16)	14.80
2014	12.47	0.14	1.86	2.00	(0.12)	–	(0.12)	14.35
2013	10.02	0.14	2.44	2.58	(0.13)	–	(0.13)	12.47
2012	8.88	0.12	1.12	1.24	(0.10)	–	(0.10)	10.02
R-3 shares
2016	14.78	0.21	0.33	0.54	(0.18)	(0.12)	(0.30)	15.02
2015	14.33	0.19	0.45	0.64	(0.18)	(0.01)	(0.19)	14.78
2014	12.45	0.17	1.86	2.03	(0.15)	–	(0.15)	14.33
2013	10.02	0.16	2.42	2.58	(0.15)	–	(0.15)	12.45
2012	8.89	0.13	1.13	1.26	(0.13)	–	(0.13)	10.02
R-4 shares
2016	14.83	0.24	0.33	0.57	(0.21)	(0.12)	(0.33)	15.07
2015	14.39	0.22	0.44	0.66	(0.21)	(0.01)	(0.22)	14.83
2014	12.50	0.19	1.87	2.06	(0.17)	–	(0.17)	14.39
2013	10.05	0.18	2.44	2.62	(0.17)	–	(0.17)	12.50
2012	8.92	0.15	1.12	1.27	(0.14)	–	(0.14)	10.05
R-5 shares
2016	14.95	0.26	0.34	0.60	(0.23)	(0.12)	(0.35)	15.20
2015	14.50	0.24	0.45	0.69	(0.23)	(0.01)	(0.24)	14.95
2014	12.60	0.21	1.87	2.08	(0.18)	–	(0.18)	14.50
2013	10.13	0.20	2.45	2.65	(0.18)	–	(0.18)	12.60
2012	8.98	0.17	1.13	1.30	(0.15)	–	(0.15)	10.13

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

					Ratio of Net
			Ratio of Expenses	Ratio of Gross	Investment Income
		Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return		Period (in thousands)	Assets	Net Assets(b)	Assets	Turnover Rate

4.05%	(c)	$530,674	0.40%	0.43%	1.79%	4.2%
4.78	(c)	518,099	0.45	0.50	1.59	6.3
16.61	(c)	508,718	0.50	0.54	1.47	5.9
26.39	(c)	435,774	0.54	0.74	1.66	3.0
14.49	(c)	349,801	0.59	0.78	1.55	3.5

4.31		3,244,789	0.16	–	2.03	4.2
5.06		3,232,141	0.16	–	1.87	6.3
17.00		2,530,539	0.16	–	1.81	5.9
26.98		2,231,434	0.16	0.16	2.02	3.0
14.97		1,687,068	0.16	0.16	1.97	3.5

3.43		18,393	1.04	–	1.17	4.2
4.16		21,157	1.03	–	1.00	6.3
16.00		18,889	1.03	–	0.95	5.9
25.81		18,762	1.03	–	1.17	3.0
13.98		16,940	1.04	–	1.11	3.5

3.53		30,093	0.91	–	1.29	4.2
4.27		30,689	0.90	–	1.14	6.3
16.20		37,848	0.90	–	1.09	5.9
26.00		43,560	0.90	–	1.29	3.0
14.12		37,824	0.91	–	1.24	3.5

3.74		194,613	0.73	–	1.47	4.2
4.46		217,562	0.72	–	1.32	6.3
16.43		248,852	0.72	–	1.25	5.9
26.14		219,693	0.72	–	1.47	3.0
14.35		170,210	0.73	–	1.41	3.5

3.96		189,284	0.54	–	1.67	4.2
4.62		219,215	0.53	–	1.51	6.3
16.67		214,570	0.53	–	1.44	5.9
26.43		179,047	0.53	–	1.64	3.0
14.50		120,923	0.54	–	1.61	3.5

4.11		411,195	0.42	–	1.77	4.2
4.76		381,876	0.41	–	1.63	6.3
16.73		418,629	0.41	–	1.56	5.9
26.58		354,869	0.41	–	1.77	3.0
14.74		260,492	0.42	–	1.73	3.5

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.

See accompanying footnotes.

		FINANCIAL HIGHLIGHTS
		PRINCIPAL FUNDS, INC.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
LARGECAP VALUE FUND
Class J shares
2016	$12.53	$0.20	($0.40)	($0.20)	($0.20)	($0.88)	($1.08)	$11.25
2015	13.69	0.18	0.18	0.36	(0.16)	(1.36)	(1.52)	12.53
2014	13.39	0.16	1.42	1.58	(0.11)	(1.17)	(1.28)	13.69
2013	10.74	0.19	2.64	2.83	(0.18)	–	(0.18)	13.39
2012	9.19	0.14	1.50	1.64	(0.09)	–	(0.09)	10.74
Institutional shares
2016	12.75	0.24	(0.40)	(0.16)	(0.25)	(0.88)	(1.13)	11.46
2015	13.90	0.24	0.18	0.42	(0.21)	(1.36)	(1.57)	12.75
2014	13.58	0.21	1.45	1.66	(0.17)	(1.17)	(1.34)	13.90
2013	10.90	0.25	2.66	2.91	(0.23)	–	(0.23)	13.58
2012	9.32	0.20	1.52	1.72	(0.14)	–	(0.14)	10.90
R-1 shares
2016	12.60	0.14	(0.40)	(0.26)	(0.14)	(0.88)	(1.02)	11.32
2015	13.76	0.12	0.17	0.29	(0.09)	(1.36)	(1.45)	12.60
2014	13.47	0.09	1.44	1.53	(0.07)	(1.17)	(1.24)	13.76
2013	10.80	0.15	2.65	2.80	(0.13)	–	(0.13)	13.47
2012	9.23	0.10	1.52	1.62	(0.05)	–	(0.05)	10.80
R-2 shares
2016	12.64	0.15	(0.40)	(0.25)	(0.13)	(0.88)	(1.01)	11.38
2015	13.81	0.14	0.17	0.31	(0.12)	(1.36)	(1.48)	12.64
2014	13.52	0.11	1.45	1.56	(0.10)	(1.17)	(1.27)	13.81
2013	10.84	0.16	2.67	2.83	(0.15)	–	(0.15)	13.52
2012	9.25	0.12	1.52	1.64	(0.05)	–	(0.05)	10.84
R-3 shares
2016	12.63	0.17	(0.39)	(0.22)	(0.18)	(0.88)	(1.06)	11.35
2015	13.80	0.16	0.18	0.34	(0.15)	(1.36)	(1.51)	12.63
2014	13.50	0.14	1.44	1.58	(0.11)	(1.17)	(1.28)	13.80
2013	10.83	0.18	2.67	2.85	(0.18)	–	(0.18)	13.50
2012	9.26	0.14	1.51	1.65	(0.08)	–	(0.08)	10.83
R-4 shares
2016	12.62	0.20	(0.40)	(0.20)	(0.20)	(0.88)	(1.08)	11.34
2015	13.78	0.19	0.17	0.36	(0.16)	(1.36)	(1.52)	12.62
2014	13.47	0.16	1.44	1.60	(0.12)	(1.17)	(1.29)	13.78
2013	10.81	0.20	2.65	2.85	(0.19)	–	(0.19)	13.47
2012	9.24	0.16	1.51	1.67	(0.10)	–	(0.10)	10.81
R-5 shares
2016	12.75	0.21	(0.41)	(0.20)	(0.21)	(0.88)	(1.09)	11.46
2015	13.90	0.20	0.18	0.38	(0.17)	(1.36)	(1.53)	12.75
2014	13.57	0.18	1.45	1.63	(0.13)	(1.17)	(1.30)	13.90
2013	10.91	0.22	2.66	2.88	(0.22)	–	(0.22)	13.57
2012	9.32	0.17	1.53	1.70	(0.11)	–	(0.11)	10.91

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

					Ratio of Net
			Ratio of Expenses	Ratio of Gross	Investment Income
		Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return		Period (in thousands)	Assets	Net Assets(b)	Assets	Turnover Rate

(1.56)%	(c)	$61,362	0.73%	0.76%	1.77%	99.2%
2.81	(c)	68,986	0.79	0.82	1.46	90.6
12.75	(c)	75,289	0.83	0.87	1.18	118.8
26.74	(c)	68,659	0.91	1.11	1.59	121.4
17.97	(c)	51,317	0.99	1.18	1.39	117.4

(1.24)		2,082,564	0.43	–	2.05	99.2
3.24		2,187,554	0.42	–	1.85	90.6
13.19		3,432,095	0.41	–	1.59	118.8
27.26		2,998,720	0.43	–	2.04	121.4
18.71		1,612,943	0.44	–	1.94	117.4

(2.13)		1,370	1.30	–	1.22	99.2
2.29		1,384	1.29	–	0.95	90.6
12.21		1,415	1.29	–	0.71	118.8
26.24		1,517	1.30	–	1.21	121.4
17.65		1,115	1.31	–	1.05	117.4

(1.97)		2,256	1.17	–	1.30	99.2
2.39		2,048	1.16	–	1.13	90.6
12.39		4,144	1.16	–	0.85	118.8
26.40		3,487	1.17	–	1.29	121.4
17.83		2,032	1.18	–	1.19	117.4

(1.78)		3,701	0.99	–	1.50	99.2
2.60		3,815	0.98	–	1.26	90.6
12.57		4,508	0.98	–	1.03	118.8
26.67		3,725	0.99	–	1.52	121.4
18.03		2,753	1.00	–	1.37	117.4

(1.60)		1,442	0.80	–	1.71	99.2
2.77		2,116	0.79	–	1.46	90.6
12.80		2,579	0.79	–	1.22	118.8
26.81		2,721	0.80	–	1.65	121.4
18.26		2,117	0.81	–	1.58	117.4

(1.48	) (d)	4,060	0.68	–	1.85	99.2
2.94		7,201	0.67	–	1.57	90.6
12.91		8,092	0.67	–	1.36	118.8
26.89		9,285	0.68	–	1.85	121.4
18.44		5,500	0.69	–	1.69	117.4

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Total return is calculated using the traded net asset value which may differ from the reported net asset value. The traded net asset value is the net asset value which a shareholder would have paid or received from a subscription or redemption.

See accompanying footnotes.

		FINANCIAL HIGHLIGHTS
		PRINCIPAL FUNDS, INC.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
LARGECAP VALUE FUND III
Class J shares
2016	$15.58	$0.23	$0.18	$0.41	($0.21)	($0.90)	($1.11)	$14.88
2015	15.55	0.19	0.19	0.38	(0.19)	(0.16)	(0.35)	15.58
2014	13.56	0.17	1.85	2.02	(0.03)	–	(0.03)	15.55
2013	10.91	0.15	2.71	2.86	(0.21)	–	(0.21)	13.56
2012	9.73	0.14	1.17	1.31	(0.13)	–	(0.13)	10.91
Institutional shares
2016	15.79	0.28	0.18	0.46	(0.27)	(0.90)	(1.17)	15.08
2015	15.75	0.25	0.20	0.45	(0.25)	(0.16)	(0.41)	15.79
2014	13.74	0.22	1.88	2.10	(0.09)	–	(0.09)	15.75
2013	11.07	0.19	2.75	2.94	(0.27)	–	(0.27)	13.74
2012	9.86	0.20	1.19	1.39	(0.18)	–	(0.18)	11.07
R-1 shares
2016	15.68	0.15	0.18	0.33	(0.13)	(0.90)	(1.03)	14.98
2015	15.68	0.11	0.19	0.30	(0.14)	(0.16)	(0.30)	15.68
2014	13.71	0.08	1.89	1.97	–	–	–	15.68
2013	11.02	0.10	2.74	2.84	(0.15)	–	(0.15)	13.71
2012	9.79	0.10	1.19	1.29	(0.06)	–	(0.06)	11.02
R-2 shares
2016	15.67	0.18	0.17	0.35	(0.09)	(0.90)	(0.99)	15.03
2015	15.64	0.13	0.20	0.33	(0.14)	(0.16)	(0.30)	15.67
2014	13.66	0.11	1.87	1.98	–	–	–	15.64
2013	10.98	0.11	2.74	2.85	(0.17)	–	(0.17)	13.66
2012	9.76	0.12	1.18	1.30	(0.08)	–	(0.08)	10.98
R-3 shares
2016	16.29	0.20	0.19	0.39	(0.17)	(0.90)	(1.07)	15.61
2015	16.24	0.17	0.20	0.37	(0.16)	(0.16)	(0.32)	16.29
2014	14.18	0.14	1.93	2.07	(0.01)	–	(0.01)	16.24
2013	11.39	0.14	2.83	2.97	(0.18)	–	(0.18)	14.18
2012	10.13	0.14	1.23	1.37	(0.11)	–	(0.11)	11.39
R-4 shares
2016	15.74	0.23	0.19	0.42	(0.21)	(0.90)	(1.11)	15.05
2015	15.72	0.19	0.19	0.38	(0.20)	(0.16)	(0.36)	15.74
2014	13.71	0.16	1.89	2.05	(0.04)	–	(0.04)	15.72
2013	11.03	0.16	2.73	2.89	(0.21)	–	(0.21)	13.71
2012	9.82	0.16	1.19	1.35	(0.14)	–	(0.14)	11.03
R-5 shares
2016	15.86	0.25	0.18	0.43	(0.23)	(0.90)	(1.13)	15.16
2015	15.82	0.21	0.20	0.41	(0.21)	(0.16)	(0.37)	15.86
2014	13.77	0.19	1.89	2.08	(0.03)	–	(0.03)	15.82
2013	11.11	0.17	2.74	2.91	(0.25)	–	(0.25)	13.77
2012	9.87	0.17	1.20	1.37	(0.13)	–	(0.13)	11.11

See accompanying notes.

					FINANCIAL HIGHLIGHTS (Continued)
					PRINCIPAL FUNDS, INC.

						Ratio of Net
			Ratio of Expenses		Ratio of Gross	Investment Income
		Net Assets, End of	to Average Net		Expenses to Average	to Average Net	Portfolio
Total Return		Period (in thousands)	Assets		Net Assets(b)	Assets	Turnover Rate

3.05%	(c)	$68,742	1.08%		1.12%	1.60%	35.0%
2.40	(c)	72,661	1.14		1.18	1.21	27.6
14.96	(c)	78,435	1.15		1.20	1.14	41.3	(d)
26.65	(c)	73,120	1.22		1.43	1.21	64.8
13.63	(c)	62,870	1.31		1.52	1.33	58.3

3.37		1,634,892	0.77	(e)	–	1.91	35.0
2.82		1,796,638	0.76	(e)	–	1.60	27.6
15.36		2,804,940	0.76	(e)	–	1.51	41.3	(d)
27.13		1,657,474	0.79	(e)	–	1.56	64.8
14.38		677,325	0.78	(e)	–	1.92	58.3

2.46		4,072	1.65	(e)	–	1.03	35.0
1.91		4,604	1.64	(e)	–	0.71	27.6
14.37		5,160	1.63	(e)	–	0.56	41.3	(d)
26.10		2,175	1.67	(e)	–	0.79	64.8
13.31		2,369	1.66	(e)	–	0.99	58.3

2.56		3,096	1.52	(e)	–	1.20	35.0
2.11		5,018	1.51	(e)	–	0.84	27.6
14.49		5,737	1.50	(e)	–	0.75	41.3	(d)
26.27		5,605	1.54	(e)	–	0.92	64.8
13.42		6,283	1.53	(e)	–	1.15	58.3

2.78		11,209	1.34	(e)	–	1.34	35.0
2.28		11,864	1.33	(e)	–	1.02	27.6
14.64		15,163	1.32	(e)	–	0.94	41.3	(d)
26.47		10,306	1.36	(e)	–	1.09	64.8
13.64		9,792	1.35	(e)	–	1.31	58.3

2.97	(f)	5,659	1.15	(e)	–	1.53	35.0
2.46	(f)	6,276	1.14	(e)	–	1.22	27.6
14.96		9,314	1.13	(e)	–	1.09	41.3	(d)
26.67		5,773	1.17	(e)	–	1.27	64.8
13.93		5,167	1.16	(e)	–	1.58	58.3

3.09		7,123	1.03	(e)	–	1.65	35.0
2.56		11,280	1.02	(e)	–	1.32	27.6
15.11		9,397	1.01	(e)	–	1.26	41.3	(d)
26.72		8,642	1.05	(e)	–	1.40	64.8
14.10		8,898	1.04	(e)	–	1.63	58.3

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Portfolio turnover rate excludes approximately $123,553,000 of sales from portfolio realignment from the acquisition of LargeCap Value Fund I.
(e)	Reflects Manager's contractual expense limit.
(f)	Total return is calculated using the traded net asset value which may differ from the reported net asset value. The traded net asset value is the net asset value which a shareholder would have paid or received from a subscription or redemption.

See accompanying footnotes.

		FINANCIAL HIGHLIGHTS
		PRINCIPAL FUNDS, INC.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
MIDCAP FUND
Class J shares
2016	$21.47	$0.07	$0.77	$0.84	$–	($1.29)	($1.29)	$21.02
2015	21.27	0.01	1.30	1.31	(0.03)	(1.08)	(1.11)	21.47
2014	19.21	0.04	2.44	2.48	–	(0.42)	(0.42)	21.27
2013	14.95	0.05	4.57	4.62	(0.13)	(0.23)	(0.36)	19.21
2012	13.60	0.05	2.13	2.18	(0.02)	(0.81)	(0.83)	14.95
Institutional shares
2016	22.60	0.11	0.82	0.93	(0.03)	(1.29)	(1.32)	22.21
2015	22.33	0.05	1.38	1.43	(0.08)	(1.08)	(1.16)	22.60
2014	20.15	0.09	2.56	2.65	(0.05)	(0.42)	(0.47)	22.33
2013	15.67	0.10	4.80	4.90	(0.19)	(0.23)	(0.42)	20.15
2012	14.22	0.12	2.22	2.34	(0.08)	(0.81)	(0.89)	15.67
R-1 shares
2016	21.11	(0.06)	0.74	0.68	–	(1.29)	(1.29)	20.50
2015	21.02	(0.12)	1.29	1.17	–	(1.08)	(1.08)	21.11
2014	19.09	(0.07)	2.42	2.35	–	(0.42)	(0.42)	21.02
2013	14.92	(0.04)	4.56	4.52	(0.12)	(0.23)	(0.35)	19.09
2012	13.62	–	2.11	2.11	–	(0.81)	(0.81)	14.92
R-2 shares
2016	21.33	(0.04)	0.76	0.72	–	(1.29)	(1.29)	20.76
2015	21.20	(0.09)	1.30	1.21	–	(1.08)	(1.08)	21.33
2014	19.23	(0.05)	2.44	2.39	–	(0.42)	(0.42)	21.20
2013	15.00	(0.02)	4.59	4.57	(0.11)	(0.23)	(0.34)	19.23
2012	13.66	0.01	2.14	2.15	–	(0.81)	(0.81)	15.00
R-3 shares
2016	21.90	–	0.79	0.79	–	(1.29)	(1.29)	21.40
2015	21.70	(0.05)	1.33	1.28	–	(1.08)	(1.08)	21.90
2014	19.64	(0.01)	2.49	2.48	–	(0.42)	(0.42)	21.70
2013	15.32	0.01	4.68	4.69	(0.14)	(0.23)	(0.37)	19.64
2012	13.91	0.04	2.18	2.22	–	(0.81)	(0.81)	15.32
R-4 shares
2016	22.55	0.04	0.81	0.85	–	(1.29)	(1.29)	22.11
2015	22.29	(0.01)	1.36	1.35	(0.01)	(1.08)	(1.09)	22.55
2014	20.12	0.03	2.56	2.59	–	(0.42)	(0.42)	22.29
2013	15.66	0.05	4.79	4.84	(0.15)	(0.23)	(0.38)	20.12
2012	14.23	0.07	2.22	2.29	(0.05)	(0.81)	(0.86)	15.66
R-5 shares
2016	22.38	0.07	0.80	0.87	–	(1.29)	(1.29)	21.96
2015	22.13	0.01	1.36	1.37	(0.04)	(1.08)	(1.12)	22.38
2014	19.98	0.05	2.54	2.59	(0.02)	(0.42)	(0.44)	22.13
2013	15.55	0.07	4.75	4.82	(0.16)	(0.23)	(0.39)	19.98
2012	14.12	0.08	2.21	2.29	(0.05)	(0.81)	(0.86)	15.55

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

					Ratio of Net
			Ratio of Expenses	Ratio of Gross	Investment Income
		Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return		Period (in thousands)	Assets	Net Assets(b)	Assets	Turnover Rate

4.35%	(c)	$261,105	0.82%	0.85%	0.35%	22.4%
6.42	(c)	278,993	0.88	0.91	0.04	22.6
13.18	(c)	290,503	0.92	0.96	0.19	18.3
31.56	(c)	287,254	0.98	1.18	0.31	13.0
17.27	(c)	222,928	1.10	1.29	0.35	21.1

4.49	(d)	5,356,398	0.68	–	0.49	22.4
6.71	(d)	5,328,050	0.67	–	0.23	22.6
13.45		3,836,296	0.68	–	0.43	18.3
32.04		2,828,522	0.66	0.66	0.59	13.0
17.72		1,389,161	0.65	0.65	0.80	21.1

3.63		66,856	1.47	–	(0.30)	22.4
5.81		58,620	1.47	–	(0.58)	22.6
12.57		32,574	1.47	–	(0.38)	18.3
30.96		20,791	1.48	–	(0.25)	13.0
16.68		7,778	1.50	–	(0.03)	21.1

3.79		28,422	1.34	–	(0.18)	22.4
5.95		34,310	1.34	–	(0.41)	22.6
12.69		40,695	1.34	–	(0.23)	18.3
31.09		40,741	1.35	–	(0.10)	13.0
16.93		21,181	1.37	–	0.08	21.1

4.02		123,971	1.16	–	0.00	22.4
6.15		151,776	1.16	–	(0.24)	22.6
12.89		158,675	1.16	–	(0.05)	18.3
31.30		155,477	1.17	–	0.08	13.0
17.17		77,423	1.19	–	0.28	21.1

4.18		145,709	0.97	–	0.19	22.4
6.32		154,669	0.97	–	(0.06)	22.6
13.13		168,845	0.97	–	0.14	18.3
31.59		163,047	0.98	–	0.28	13.0
17.33		90,257	1.00	–	0.44	21.1

4.31		304,581	0.85	–	0.31	22.4
6.46		325,637	0.85	–	0.06	22.6
13.25		266,198	0.85	–	0.25	18.3
31.74		196,640	0.86	–	0.37	13.0
17.46		77,833	0.88	–	0.57	21.1

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Total return is calculated using the traded net asset value which may differ from the reported net asset value. The traded net asset value is the net asset value which a shareholder would have paid or received from a subscription or redemption.

See accompanying footnotes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Distributions	Total
	Value,	Investment	and Unrealized	Total From	from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on	Investment	Realized	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Gains	Distributions	of Period
MIDCAP GROWTH FUND
Class J shares
2016	$5.84	$0.01	($0.19)	($0.18)	($0.16)	($0.16)	$5.50
2015	6.96	(0.04)	0.51	0.47	(1.59)	(1.59)	5.84
2014	8.00	(0.04)	0.87	0.83	(1.87)	(1.87)	6.96
2013	6.51	(0.04)	1.95	1.91	(0.42)	(0.42)	8.00
2012	7.15	(0.04)	0.31	0.27	(0.91)	(0.91)	6.51
Institutional shares
2016	7.25	0.02	(0.23)	(0.21)	(0.16)	(0.16)	6.88
2015	8.23	(0.01)	0.62	0.61	(1.59)	(1.59)	7.25
2014	9.08	(0.01)	1.03	1.02	(1.87)	(1.87)	8.23
2013	7.31	–	2.19	2.19	(0.42)	(0.42)	9.08
2012	7.86	–	0.36	0.36	(0.91)	(0.91)	7.31
R-1 shares
2016	6.12	(0.02)	(0.20)	(0.22)	(0.16)	(0.16)	5.74
2015	7.24	(0.06)	0.53	0.47	(1.59)	(1.59)	6.12
2014	8.27	(0.07)	0.91	0.84	(1.87)	(1.87)	7.24
2013	6.74	(0.06)	2.01	1.95	(0.42)	(0.42)	8.27
2012	7.38	(0.06)	0.33	0.27	(0.91)	(0.91)	6.74
R-2 shares
2016	6.54	(0.02)	(0.21)	(0.23)	(0.16)	(0.16)	6.15
2015	7.63	(0.06)	0.56	0.50	(1.59)	(1.59)	6.54
2014	8.60	(0.06)	0.96	0.90	(1.87)	(1.87)	7.63
2013	6.98	(0.05)	2.09	2.04	(0.42)	(0.42)	8.60
2012	7.61	(0.05)	0.33	0.28	(0.91)	(0.91)	6.98
R-3 shares
2016	6.91	–	(0.24)	(0.24)	(0.16)	(0.16)	6.51
2015	7.95	(0.05)	0.60	0.55	(1.59)	(1.59)	6.91
2014	8.87	(0.05)	1.00	0.95	(1.87)	(1.87)	7.95
2013	7.18	(0.04)	2.15	2.11	(0.42)	(0.42)	8.87
2012	7.78	(0.04)	0.35	0.31	(0.91)	(0.91)	7.18
R-4 shares
2016	7.24	–	(0.23)	(0.23)	(0.16)	(0.16)	6.85
2015	8.24	(0.04)	0.63	0.59	(1.59)	(1.59)	7.24
2014	9.12	(0.03)	1.02	0.99	(1.87)	(1.87)	8.24
2013	7.36	(0.03)	2.21	2.18	(0.42)	(0.42)	9.12
2012	7.93	(0.03)	0.37	0.34	(0.91)	(0.91)	7.36
R-5 shares
2016	7.48	0.01	(0.24)	(0.23)	(0.16)	(0.16)	7.09
2015	8.46	(0.03)	0.64	0.61	(1.59)	(1.59)	7.48
2014	9.30	(0.02)	1.05	1.03	(1.87)	(1.87)	8.46
2013	7.48	(0.02)	2.26	2.24	(0.42)	(0.42)	9.30
2012	8.05	(0.02)	0.36	0.34	(0.91)	(0.91)	7.48

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

					Ratio of Net
			Ratio of Expenses	Ratio of Gross	Investment Income
		Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return		Period (in thousands)	Assets	Net Assets(b)	Assets	Turnover Rate

(3.03)%	(c)	$49,592	1.03%	1.06%	0.18%	110.3%
8.34	(c)	65,375	1.20	1.23	(0.64)	128.9
12.73	(c)	42,144	1.20	1.24	(0.55)	184.6
31.12	(c)	31,805	1.22	1.42	(0.51)	222.6
5.71	(c)	23,812	1.28	1.47	(0.60)	167.6

(2.85)		41,967	0.75	0.81	0.33	110.3
8.84		37,603	0.75	0.75	(0.17)	128.9
13.41		33,471	0.75	0.78	(0.14)	184.6
31.57		65,325	0.74	0.77	(0.04)	222.6
6.40		49,383	0.70	0.78	(0.02)	167.6

(3.56)		1,275	1.55	–	(0.37)	110.3
7.95		1,607	1.56	–	(0.99)	128.9
12.34		1,269	1.56	–	(0.92)	184.6
30.63		1,518	1.56	–	(0.85)	222.6
5.48		1,503	1.56	–	(0.88)	167.6

(3.63	) (d)	3,717	1.42	–	(0.28)	110.3
8.11	(d)	3,642	1.43	–	(0.86)	128.9
12.62		2,751	1.43	–	(0.78)	184.6
30.86		2,699	1.43	–	(0.72)	222.6
5.45		2,609	1.43	–	(0.76)	167.6

(3.44)		9,967	1.24	–	(0.05)	110.3
8.31		11,746	1.25	–	(0.74)	128.9
12.83		4,118	1.25	–	(0.58)	184.6
30.99		3,830	1.25	–	(0.52)	222.6
5.75		5,306	1.25	–	(0.58)	167.6

(3.14)		6,594	1.05	–	0.03	110.3
8.53		5,296	1.06	–	(0.53)	128.9
12.96		2,193	1.06	–	(0.42)	184.6
31.20		2,239	1.06	–	(0.35)	222.6
6.05		2,608	1.06	–	(0.45)	167.6

(3.04)		16,619	0.93	–	0.21	110.3
8.56		17,729	0.94	–	(0.37)	128.9
13.16		14,192	0.94	–	(0.29)	184.6
31.51		15,380	0.94	–	(0.26)	222.6
5.95		19,913	0.94	–	(0.30)	167.6

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Total return is calculated using the traded net asset value which may differ from the reported net asset value. The traded net asset value is the net asset value which a shareholder would have paid or received from a subscription or redemption.

See accompanying footnotes.

		FINANCIAL HIGHLIGHTS
		PRINCIPAL FUNDS, INC.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
MIDCAP GROWTH FUND III
Class J shares
2016	$8.88	($0.03)	($0.11)	($0.14)	$–	($0.50)	($0.50)	$8.24
2015	11.26	(0.07)	0.30	0.23	–	(2.61)	(2.61)	8.88
2014	12.69	(0.06)	1.10	1.04	–	(2.47)	(2.47)	11.26
2013	9.91	(0.06)	3.08	3.02	–	(0.24)	(0.24)	12.69
2012	9.71	(0.05)	0.25	0.20	–	–	–	9.91
Institutional shares
2016	10.42	–	(0.13)	(0.13)	–	(0.50)	(0.50)	9.79
2015	12.72	(0.04)	0.35	0.31	–	(2.61)	(2.61)	10.42
2014	13.97	(0.01)	1.23	1.22	–	(2.47)	(2.47)	12.72
2013	10.87	–	3.38	3.38	(0.04)	(0.24)	(0.28)	13.97
2012	10.59	0.01	0.27	0.28	–	–	–	10.87
R-1 shares
2016	9.04	(0.08)	(0.11)	(0.19)	–	(0.50)	(0.50)	8.35
2015	11.46	(0.12)	0.31	0.19	–	(2.61)	(2.61)	9.04
2014	12.91	(0.11)	1.13	1.02	–	(2.47)	(2.47)	11.46
2013	10.12	(0.10)	3.13	3.03	–	(0.24)	(0.24)	12.91
2012	9.95	(0.08)	0.25	0.17	–	–	–	10.12
R-2 shares
2016	9.34	(0.07)	(0.11)	(0.18)	–	(0.50)	(0.50)	8.66
2015	11.75	(0.11)	0.31	0.20	–	(2.61)	(2.61)	9.34
2014	13.16	(0.09)	1.15	1.06	–	(2.47)	(2.47)	11.75
2013	10.30	(0.09)	3.19	3.10	–	(0.24)	(0.24)	13.16
2012	10.11	(0.07)	0.26	0.19	–	–	–	10.30
R-3 shares
2016	9.99	(0.06)	(0.12)	(0.18)	–	(0.50)	(0.50)	9.31
2015	12.36	(0.09)	0.33	0.24	–	(2.61)	(2.61)	9.99
2014	13.71	(0.08)	1.20	1.12	–	(2.47)	(2.47)	12.36
2013	10.70	(0.07)	3.32	3.25	–	(0.24)	(0.24)	13.71
2012	10.48	(0.05)	0.27	0.22	–	–	–	10.70
R-4 shares
2016	10.20	(0.04)	(0.13)	(0.17)	–	(0.50)	(0.50)	9.53
2015	12.54	(0.07)	0.34	0.27	–	(2.61)	(2.61)	10.20
2014	13.85	(0.05)	1.21	1.16	–	(2.47)	(2.47)	12.54
2013	10.79	(0.05)	3.35	3.30	–	(0.24)	(0.24)	13.85
2012	10.55	(0.04)	0.28	0.24	–	–	–	10.79
R-5 shares
2016	10.55	(0.03)	(0.13)	(0.16)	–	(0.50)	(0.50)	9.89
2015	12.87	(0.07)	0.36	0.29	–	(2.61)	(2.61)	10.55
2014	14.13	(0.04)	1.25	1.21	–	(2.47)	(2.47)	12.87
2013	10.99	(0.03)	3.41	3.38	–	(0.24)	(0.24)	14.13
2012	10.74	(0.02)	0.27	0.25	–	–	–	10.99

See accompanying notes.

					FINANCIAL HIGHLIGHTS (Continued)
					PRINCIPAL FUNDS, INC.

						Ratio of Net
			Ratio of Expenses		Ratio of Gross	Investment Income
		Net Assets, End of	to Average Net		Expenses to Average	to Average Net	Portfolio
Total Return		Period (in thousands)	Assets		Net Assets(b)	Assets	Turnover Rate

(1.47)%	(c)	$31,465	1.30%		1.36%	(0.39)%	64.6%
2.53	(c)	35,147	1.37		1.43	(0.77)	64.6
9.50	(c)	37,273	1.41		1.47	(0.53)	131.4
31.14	(c)	37,316	1.43		1.65	(0.53)	105.0
2.06	(c)	29,541	1.50		1.71	(0.48)	127.6

(1.15)		1,302,544	0.95	(d)	–	(0.04)	64.6
2.93		1,319,604	0.95	(d)	–	(0.34)	64.6
9.99		1,378,931	0.95	(d)	–	(0.07)	131.4
31.78		1,406,949	0.95	(d)	–	(0.04)	105.0
2.64		1,310,305	0.95	(d)	–	0.07	127.6

(2.03)		2,023	1.82	(d)	–	(0.90)	64.6
2.05		2,914	1.83	(d)	–	(1.22)	64.6
9.12		3,400	1.83	(d)	–	(0.95)	131.4
30.57		3,446	1.83	(d)	–	(0.88)	105.0
1.71		3,731	1.83	(d)	–	(0.82)	127.6

(1.95	) (e)	3,057	1.69	(d)	–	(0.79)	64.6
2.21	(e)	4,233	1.70	(d)	–	(1.09)	64.6
9.27		4,970	1.70	(d)	–	(0.81)	131.4
30.72		6,205	1.70	(d)	–	(0.78)	105.0
1.88		6,229	1.70	(d)	–	(0.69)	127.6

(1.72)		6,088	1.51	(d)	–	(0.60)	64.6
2.36		8,561	1.52	(d)	–	(0.87)	64.6
9.36		18,078	1.52	(d)	–	(0.63)	131.4
30.98		22,048	1.52	(d)	–	(0.58)	105.0
2.10		23,334	1.52	(d)	–	(0.50)	127.6

(1.58)		5,682	1.32	(d)	–	(0.41)	64.6
2.60		8,250	1.33	(d)	–	(0.68)	64.6
9.58		22,511	1.33	(d)	–	(0.44)	131.4
31.19		27,086	1.33	(d)	–	(0.39)	105.0
2.27		24,559	1.33	(d)	–	(0.32)	127.6

(1.42)		7,628	1.20	(d)	–	(0.28)	64.6
2.72		10,947	1.21	(d)	–	(0.61)	64.6
9.76		11,399	1.21	(d)	–	(0.30)	131.4
31.38		20,890	1.21	(d)	–	(0.22)	105.0
2.33		37,395	1.21	(d)	–	(0.19)	127.6

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Reflects Manager's contractual expense limit.
(e)	Total return is calculated using the traded net asset value which may differ from the reported net asset value. The traded net asset value is the net asset value which a shareholder would have paid or received from a subscription or redemption.

See accompanying footnotes.

		FINANCIAL HIGHLIGHTS
		PRINCIPAL FUNDS, INC.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
MIDCAP S&P 400 INDEX FUND
Class J shares
2016	$19.04	$0.23	$0.72	$0.95	($0.18)	($1.19)	($1.37)	$18.62
2015	19.58	0.18	0.35	0.53	(0.16)	(0.91)	(1.07)	19.04
2014	18.35	0.15	1.80	1.95	(0.12)	(0.60)	(0.72)	19.58
2013	14.43	0.14	4.40	4.54	(0.13)	(0.49)	(0.62)	18.35
2012	13.60	0.10	1.34	1.44	(0.07)	(0.54)	(0.61)	14.43
Institutional shares
2016	19.50	0.29	0.74	1.03	(0.24)	(1.19)	(1.43)	19.10
2015	20.03	0.25	0.36	0.61	(0.23)	(0.91)	(1.14)	19.50
2014	18.74	0.23	1.84	2.07	(0.18)	(0.60)	(0.78)	20.03
2013	14.73	0.22	4.47	4.69	(0.19)	(0.49)	(0.68)	18.74
2012	13.87	0.17	1.36	1.53	(0.13)	(0.54)	(0.67)	14.73
R-1 shares
2016	19.23	0.14	0.73	0.87	(0.07)	(1.19)	(1.26)	18.84
2015	19.78	0.08	0.35	0.43	(0.07)	(0.91)	(0.98)	19.23
2014	18.58	0.07	1.82	1.89	(0.09)	(0.60)	(0.69)	19.78
2013	14.60	0.08	4.46	4.54	(0.07)	(0.49)	(0.56)	18.58
2012	13.74	0.05	1.36	1.41	(0.01)	(0.54)	(0.55)	14.60
R-2 shares
2016	19.75	0.16	0.77	0.93	(0.09)	(1.19)	(1.28)	19.40
2015	20.28	0.11	0.36	0.47	(0.09)	(0.91)	(1.00)	19.75
2014	18.98	0.10	1.86	1.96	(0.06)	(0.60)	(0.66)	20.28
2013	14.89	0.10	4.55	4.65	(0.07)	(0.49)	(0.56)	18.98
2012	13.99	0.07	1.39	1.46	(0.02)	(0.54)	(0.56)	14.89
R-3 shares
2016	19.71	0.20	0.75	0.95	(0.13)	(1.19)	(1.32)	19.34
2015	20.24	0.15	0.36	0.51	(0.13)	(0.91)	(1.04)	19.71
2014	18.94	0.13	1.86	1.99	(0.09)	(0.60)	(0.69)	20.24
2013	14.88	0.13	4.54	4.67	(0.12)	(0.49)	(0.61)	18.94
2012	14.01	0.09	1.39	1.48	(0.07)	(0.54)	(0.61)	14.88
R-4 shares
2016	19.77	0.23	0.76	0.99	(0.17)	(1.19)	(1.36)	19.40
2015	20.29	0.19	0.36	0.55	(0.16)	(0.91)	(1.07)	19.77
2014	19.00	0.17	1.86	2.03	(0.14)	(0.60)	(0.74)	20.29
2013	14.93	0.16	4.55	4.71	(0.15)	(0.49)	(0.64)	19.00
2012	14.04	0.12	1.40	1.52	(0.09)	(0.54)	(0.63)	14.93
R-5 shares
2016	19.93	0.26	0.75	1.01	(0.19)	(1.19)	(1.38)	19.56
2015	20.44	0.21	0.38	0.59	(0.19)	(0.91)	(1.10)	19.93
2014	19.13	0.19	1.87	2.06	(0.15)	(0.60)	(0.75)	20.44
2013	15.02	0.19	4.57	4.76	(0.16)	(0.49)	(0.65)	19.13
2012	14.12	0.14	1.40	1.54	(0.10)	(0.54)	(0.64)	15.02

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

					Ratio of Net
			Ratio of Expenses	Ratio of Gross	Investment Income
		Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return		Period (in thousands)	Assets	Net Assets(b)	Assets	Turnover Rate

5.63%	(c)	$105,731	0.50%	0.53%	1.27%	17.6%
2.84	(c)	93,241	0.54	0.59	0.93	19.8
10.96	(c)	88,285	0.60	0.64	0.79	13.9
32.57	(c)	73,163	0.65	0.85	0.86	11.2
11.31	(c)	47,839	0.66	0.85	0.72	14.5

5.96		666,562	0.20	0.20	1.57	17.6
3.20		621,745	0.19	0.19	1.26	19.8
11.44		534,362	0.20	0.20	1.19	13.9
33.09		402,962	0.21	0.21	1.30	11.2
11.86		250,683	0.20	0.24	1.18	14.5

5.11		12,290	1.04	–	0.74	17.6
2.30		19,225	1.04	–	0.42	19.8
10.48		20,397	1.04	–	0.35	13.9
32.08		12,674	1.04	–	0.50	11.2
10.92		9,930	1.04	–	0.34	14.5

5.25		15,930	0.91	–	0.86	17.6
2.43		17,423	0.91	–	0.56	19.8
10.61		21,010	0.91	–	0.49	13.9
32.24		20,660	0.91	–	0.62	11.2
11.08		17,916	0.91	–	0.47	14.5

5.41		104,741	0.73	–	1.05	17.6
2.64		114,367	0.73	–	0.74	19.8
10.82		124,106	0.73	–	0.67	13.9
32.42		133,208	0.73	–	0.79	11.2
11.31		83,360	0.73	–	0.64	14.5

5.63		104,499	0.54	–	1.23	17.6
2.86		119,042	0.54	–	0.92	19.8
11.02		110,658	0.54	–	0.85	13.9
32.66		89,068	0.54	–	0.97	11.2
11.54		53,385	0.54	–	0.84	14.5

5.71		196,677	0.42	–	1.35	17.6
3.02		199,225	0.42	–	1.05	19.8
11.11		215,084	0.42	–	0.98	13.9
32.85		181,266	0.42	–	1.09	11.2
11.62		113,313	0.42	–	0.96	14.5

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.

See accompanying footnotes.

		FINANCIAL HIGHLIGHTS
		PRINCIPAL FUNDS, INC.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
MIDCAP VALUE FUND I
Class J shares
2016	$14.10	$0.14	$0.12	$0.26	($0.05)	($1.29)	($1.34)	$13.02
2015	16.34	0.04	(0.17)	(0.13)	(0.03)	(2.08)	(2.11)	14.10
2014	18.32	0.03	2.17	2.20	(0.04)	(4.14)	(4.18)	16.34
2013	14.03	0.07	4.33	4.40	(0.11)	–	(0.11)	18.32
2012	12.47	0.07	1.51	1.58	(0.02)	–	(0.02)	14.03
Institutional shares
2016	14.26	0.18	0.11	0.29	(0.10)	(1.29)	(1.39)	13.16
2015	16.49	0.10	(0.17)	(0.07)	(0.08)	(2.08)	(2.16)	14.26
2014	18.45	0.10	2.18	2.28	(0.10)	(4.14)	(4.24)	16.49
2013	14.14	0.15	4.34	4.49	(0.18)	–	(0.18)	18.45
2012	12.57	0.15	1.51	1.66	(0.09)	–	(0.09)	14.14
R-1 shares
2016	13.72	0.06	0.12	0.18	–	(1.29)	(1.29)	12.61
2015	16.00	(0.03)	(0.17)	(0.20)	–	(2.08)	(2.08)	13.72
2014	18.05	(0.04)	2.13	2.09	–	(4.14)	(4.14)	16.00
2013	13.83	–	4.27	4.27	(0.05)	–	(0.05)	18.05
2012	12.32	0.03	1.48	1.51	–	–	–	13.83
R-2 shares
2016	13.82	0.08	0.12	0.20	–	(1.29)	(1.29)	12.73
2015	16.08	(0.01)	(0.17)	(0.18)	–	(2.08)	(2.08)	13.82
2014	18.10	(0.02)	2.14	2.12	–	(4.14)	(4.14)	16.08
2013	13.87	0.02	4.28	4.30	(0.07)	–	(0.07)	18.10
2012	12.34	0.05	1.48	1.53	–	–	–	13.87
R-3 shares
2016	14.03	0.11	0.11	0.22	(0.02)	(1.29)	(1.31)	12.94
2015	16.26	0.01	(0.16)	(0.15)	–	(2.08)	(2.08)	14.03
2014	18.25	0.01	2.16	2.17	(0.02)	(4.14)	(4.16)	16.26
2013	13.99	0.05	4.31	4.36	(0.10)	–	(0.10)	18.25
2012	12.43	0.07	1.50	1.57	(0.01)	–	(0.01)	13.99
R-4 shares
2016	14.07	0.13	0.13	0.26	(0.05)	(1.29)	(1.34)	12.99
2015	16.31	0.04	(0.17)	(0.13)	(0.03)	(2.08)	(2.11)	14.07
2014	18.30	0.04	2.16	2.20	(0.05)	(4.14)	(4.19)	16.31
2013	14.03	0.08	4.32	4.40	(0.13)	–	(0.13)	18.30
2012	12.46	0.09	1.52	1.61	(0.04)	–	(0.04)	14.03
R-5 shares
2016	14.15	0.15	0.11	0.26	(0.06)	(1.29)	(1.35)	13.06
2015	16.39	0.06	(0.17)	(0.11)	(0.05)	(2.08)	(2.13)	14.15
2014	18.36	0.06	2.17	2.23	(0.06)	(4.14)	(4.20)	16.39
2013	14.08	0.10	4.33	4.43	(0.15)	–	(0.15)	18.36
2012	12.52	0.11	1.51	1.62	(0.06)	–	(0.06)	14.08

See accompanying notes.

					FINANCIAL HIGHLIGHTS (Continued)
					PRINCIPAL FUNDS, INC.

						Ratio of Net
			Ratio of Expenses		Ratio of Gross	Investment Income
		Net Assets, End of	to Average Net		Expenses to Average	to Average Net	Portfolio
Total Return		Period (in thousands)	Assets		Net Assets(b)	Assets	Turnover Rate

2.37%(c),(d)		$65,870	1.23%		1.35%	1.07%	131.3%
(0.96) (c),(d)		70,488	1.31		1.40	0.27	106.6
14.64	(c)	77,754	1.36		1.46	0.17	85.3
31.54	(c)	65,896	1.43		1.65	0.42	98.6
12.66	(c)	52,378	1.51		1.72	0.56	87.3

2.69		944,079	0.94	(e)	–	1.43	131.3
(0.59)		1,518,632	0.94	(e)	–	0.64	106.6
15.07		1,377,675	0.94	(e)	–	0.59	85.3
32.12		1,279,003	0.98	(e)	–	0.93	98.6
13.28		1,431,810	0.98	(e)	–	1.09	87.3

1.78	(d)	4,475	1.79	(e)	–	0.52	131.3
(1.45	) (d)	5,378	1.80	(e)	–	(0.21)	106.6
14.13		6,852	1.80	(e)	–	(0.27)	85.3
30.99		6,643	1.84	(e)	–	0.00	98.6
12.26		6,229	1.85	(e)	–	0.22	87.3

2.00		5,592	1.66	(e)	–	0.65	131.3
(1.37)		9,423	1.67	(e)	–	(0.08)	106.6
14.30		12,046	1.67	(e)	–	(0.13)	85.3
31.14		15,229	1.71	(e)	–	0.16	98.6
12.40		14,689	1.72	(e)	–	0.35	87.3

2.13		20,452	1.48	(e)	–	0.87	131.3
(1.15)		29,970	1.49	(e)	–	0.10	106.6
14.49		37,981	1.49	(e)	–	0.05	85.3
31.32		39,275	1.53	(e)	–	0.31	98.6
12.66		32,137	1.54	(e)	–	0.53	87.3

2.35	(d)	20,414	1.29	(e)	–	1.03	131.3
(0.92	) (d)	27,448	1.30	(e)	–	0.30	106.6
14.66		36,994	1.30	(e)	–	0.24	85.3
31.60		35,447	1.34	(e)	–	0.50	98.6
12.92		27,235	1.35	(e)	–	0.71	87.3

2.49		50,945	1.17	(e)	–	1.15	131.3
(0.89)		66,454	1.18	(e)	–	0.41	106.6
14.86		83,762	1.18	(e)	–	0.35	85.3
31.77		68,821	1.22	(e)	–	0.64	98.6
12.98		57,052	1.23	(e)	–	0.85	87.3

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Total return is calculated using the traded net asset value which may differ from the reported net asset value. The traded net asset value is the net asset value which a shareholder would have paid or received from a subscription or redemption.
(e)	Reflects Manager's contractual expense limit.

See accompanying footnotes.

			FINANCIAL HIGHLIGHTS
			PRINCIPAL FUNDS, INC.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset	Net	Net Realized and		Dividends	Distributions	Total
		Value,	Investment	Unrealized Gain	Total From	from Net	from	Dividends	Net Asset
		Beginning	Income	(Loss) on	Investment	Investment	Realized	and	Value, End
		of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
MIDCAP VALUE FUND III
Class J shares
2016		$18.07	$0.25	($0.22)	$0.03	($0.17)	($0.46)	($0.63)	$17.47
2015		19.52	0.18	0.03	0.21	(0.17)	(1.49)	(1.66)	18.07
2014		17.94	0.17	2.09	2.26	(0.15)	(0.53)	(0.68)	19.52
2013		13.60	0.17	4.33	4.50	(0.16)	–	(0.16)	17.94
2012		11.97	0.15	1.59	1.74	(0.11)	–	(0.11)	13.60
Institutional shares
2016		19.16	0.31	(0.24)	0.07	(0.23)	(0.46)	(0.69)	18.54
2015		20.60	0.25	0.04	0.29	(0.24)	(1.49)	(1.73)	19.16
2014		18.88	0.26	2.20	2.46	(0.21)	(0.53)	(0.74)	20.60
2013		14.31	0.24	4.55	4.79	(0.22)	–	(0.22)	18.88
2012		12.59	0.23	1.66	1.89	(0.17)	–	(0.17)	14.31
R-1 shares
2016		18.14	0.15	(0.23)	(0.08)	(0.10)	(0.46)	(0.56)	17.50
2015		19.65	0.07	0.05	0.12	(0.14)	(1.49)	(1.63)	18.14
2014		18.07	0.08	2.11	2.19	(0.08)	(0.53)	(0.61)	19.65
2013		13.69	0.10	4.36	4.46	(0.08)	–	(0.08)	18.07
2012		12.03	0.10	1.60	1.70	(0.04)	–	(0.04)	13.69
R-2 shares
2016		18.27	0.17	(0.22)	(0.05)	(0.11)	(0.46)	(0.57)	17.65
2015		19.76	0.10	0.03	0.13	(0.13)	(1.49)	(1.62)	18.27
2014		18.18	0.10	2.12	2.22	(0.11)	(0.53)	(0.64)	19.76
2013		13.79	0.12	4.39	4.51	(0.12)	–	(0.12)	18.18
2012		12.11	0.12	1.61	1.73	(0.05)	–	(0.05)	13.79
R-3 shares
2016		18.16	0.20	(0.22)	(0.02)	(0.15)	(0.46)	(0.61)	17.53
2015		19.64	0.13	0.05	0.18	(0.17)	(1.49)	(1.66)	18.16
2014		18.07	0.13	2.11	2.24	(0.14)	(0.53)	(0.67)	19.64
2013		13.73	0.14	4.37	4.51	(0.17)	–	(0.17)	18.07
2012		12.08	0.15	1.59	1.74	(0.09)	–	(0.09)	13.73
R-4 shares
2016		18.01	0.23	(0.23)	–	(0.17)	(0.46)	(0.63)	17.38
2015		19.48	0.17	0.04	0.21	(0.19)	(1.49)	(1.68)	18.01
2014		17.92	0.16	2.10	2.26	(0.17)	(0.53)	(0.70)	19.48
2013		13.61	0.17	4.33	4.50	(0.19)	–	(0.19)	17.92
2012		11.98	0.17	1.58	1.75	(0.12)	–	(0.12)	13.61
R-5 shares
2016		18.18	0.26	(0.23)	0.03	(0.19)	(0.46)	(0.65)	17.56
2015		19.65	0.19	0.04	0.23	(0.21)	(1.49)	(1.70)	18.18
2014		18.03	0.19	2.12	2.31	(0.16)	(0.53)	(0.69)	19.65
2013		13.70	0.20	4.33	4.53	(0.20)	–	(0.20)	18.03
2012		12.05	0.18	1.60	1.78	(0.13)	–	(0.13)	13.70
R-6 shares
2016		19.16	0.31	(0.24)	0.07	(0.23)	(0.46)	(0.69)	18.54
2015	(e)	21.10	0.19	(0.40)	(0.21)	(0.24)	(1.49)	(1.73)	19.16

See accompanying notes.

					FINANCIAL HIGHLIGHTS (Continued)
					PRINCIPAL FUNDS, INC.

						Ratio of Net
			Ratio of Expenses		Ratio of Gross	Investment Income
		Net Assets, End of	to Average Net		Expenses to Average	to Average Net		Portfolio
Total Return		Period (in thousands)	Assets		Net Assets(b)	Assets		Turnover Rate

0.29%	(c)	$95,056	0.91%		0.95%	1.47%		73.7%
1.13	(c)	104,787	0.98		1.02	0.96		70.9
12.97	(c)	112,480	1.02		1.07	0.93		70.2
33.42	(c)	103,978	1.05		1.27	1.11		88.3
14.65	(c)	82,259	1.16		1.36	1.19		52.9

0.50		1,025,943	0.65		0.66	1.72		73.7
1.46		866,866	0.65		0.66	1.28		70.9
13.44		822,011	0.64		0.65	1.29		70.2
33.96		640,181	0.66		0.67	1.40		88.3
15.18		1,893	0.69		2.25	1.68		52.9

(0.35)		994	1.51	(d)	–	0.88		73.7
0.60		1,496	1.51	(d)	–	0.39		70.9
12.45		1,046	1.51	(d)	–	0.41		70.2
32.79		452	1.53	(d)	–	0.64		88.3
14.20		318	1.56	(d)	–	0.79		52.9

(0.18)		1,977	1.38	(d)	–	1.00		73.7
0.68		2,204	1.38	(d)	–	0.55		70.9
12.58		1,663	1.38	(d)	–	0.53		70.2
32.94		1,176	1.40	(d)	–	0.77		88.3
14.38		871	1.43	(d)	–	0.93		52.9

(0.02)		17,205	1.20	(d)	–	1.17		73.7
0.93		15,024	1.20	(d)	–	0.69		70.9
12.75		9,010	1.20	(d)	–	0.69		70.2
33.18		4,319	1.22	(d)	–	0.90		88.3
14.52		2,188	1.25	(d)	–	1.12		52.9

0.12		20,460	1.01	(d)	–	1.37		73.7
1.13		18,262	1.01	(d)	–	0.89		70.9
12.99		14,160	1.01	(d)	–	0.83		70.2
33.44		4,061	1.03	(d)	–	1.04		88.3
14.72		1,125	1.06	(d)	–	1.30		52.9

0.27		28,552	0.89	(d)	–	1.49		73.7
1.23		27,790	0.89	(d)	–	1.03		70.9
13.19		17,886	0.89	(d)	–	1.03		70.2
33.53		11,095	0.91	(d)	–	1.26		88.3
14.96		6,614	0.94	(d)	–	1.41		52.9

0.49		3,504	0.69	(d)	–	1.69		73.7
(0.94)	(f)	3,846	0.69 (d)	,(g)	–	1.06	(g)	70.9	(g)

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Reflects Manager's contractual expense limit.
(e)	Period from November 25, 2014, date operations commenced, through October 31, 2015.
(f)	Total return amounts have not been annualized.
(g)	Computed on an annualized basis.

See accompanying footnotes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Total
	Value,	Investment	Dividends	Net Asset			Net Assets, End of
	Beginning	Income	and	Value, End			Period (in
	of Period	(Loss)(a)	Distributions	of Period	Total Return		thousands)
MONEY MARKET FUND
Class J shares
2016	$1.00	$–	$–	$1.00	0.00	%(c)	$268,364
2015	1.00	–	–	1.00	0.00	(c)	254,240
2014	1.00	–	–	1.00	0.00	(c)	249,914
2013	1.00	–	–	1.00	0.00	(c)	278,536
2012	1.00	–	–	1.00	0.00	(c)	282,576
Institutional shares
2016	1.00	–	–	1.00	0.05		51
2015	1.00	–	–	1.00	0.00		260,109
2014	1.00	–	–	1.00	0.00		337,381
2013	1.00	–	–	1.00	0.00		357,925
2012	1.00	–	–	1.00	0.00		353,584

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS,INC.

		Ratio of Net
Ratio of Expenses	Ratio of Gross	Investment Income
to Average Net	Expenses to Average	to Average Net
Assets	Net Assets(b)	Assets

0.50%	0.76%	0.00%
0.20	0.83	0.00
0.17	0.82	0.00
0.21	0.82	0.00
0.29	0.87	0.00

0.42	0.42	0.05
0.20	0.42	0.00
0.17	0.42	0.00
0.21	0.41	0.00
0.28	0.43	0.00

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.

See accompanying footnotes.

			FINANCIAL HIGHLIGHTS
			PRINCIPAL FUNDS, INC.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
		Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
		of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
OVERSEAS FUND
Institutional shares
2016		$10.17	$0.19	($0.59)	($0.40)	($0.18)	($0.19)	($0.37)	$9.40
2015		11.51	0.20	(0.73)	(0.53)	(0.28)	(0.53)	(0.81)	10.17
2014		12.11	0.25	(0.08)	0.17	(0.22)	(0.55)	(0.77)	11.51
2013		9.96	0.24	2.13	2.37	(0.22)	–	(0.22)	12.11
2012		9.89	0.24	0.47	0.71	(0.23)	(0.41)	(0.64)	9.96
R-1 shares
2016		10.07	0.10	(0.59)	(0.49)	(0.09)	(0.19)	(0.28)	9.30
2015		11.40	0.10	(0.72)	(0.62)	(0.18)	(0.53)	(0.71)	10.07
2014		12.01	0.15	(0.08)	0.07	(0.13)	(0.55)	(0.68)	11.40
2013		9.90	0.15	2.11	2.26	(0.15)	–	(0.15)	12.01
2012	(c)	9.89	0.15	(0.14)	0.01	–	–	–	9.90
R-2 shares
2016		10.09	0.12	(0.59)	(0.47)	(0.11)	(0.19)	(0.30)	9.32
2015		11.42	0.11	(0.71)	(0.60)	(0.20)	(0.53)	(0.73)	10.09
2014		12.02	0.16	(0.07)	0.09	(0.14)	(0.55)	(0.69)	11.42
2013		9.91	0.16	2.11	2.27	(0.16)	–	(0.16)	12.02
2012	(c)	9.89	0.16	(0.14)	0.02	–	–	–	9.91
R-3 shares
2016		10.08	0.14	(0.59)	(0.45)	(0.13)	(0.19)	(0.32)	9.31
2015		11.41	0.13	(0.71)	(0.58)	(0.22)	(0.53)	(0.75)	10.08
2014		12.04	0.19	(0.08)	0.11	(0.19)	(0.55)	(0.74)	11.41
2013		9.92	0.20	2.09	2.29	(0.17)	–	(0.17)	12.04
2012	(c)	9.89	0.17	(0.14)	0.03	–	–	–	9.92
R-4 shares
2016		10.12	0.16	(0.59)	(0.43)	(0.15)	(0.19)	(0.34)	9.35
2015		11.45	0.16	(0.72)	(0.56)	(0.24)	(0.53)	(0.77)	10.12
2014		12.07	0.21	(0.08)	0.13	(0.20)	(0.55)	(0.75)	11.45
2013		9.94	0.07	2.25	2.32	(0.19)	–	(0.19)	12.07
2012	(c)	9.89	0.18	(0.13)	0.05	–	–	–	9.94
R-5 shares
2016		10.12	0.17	(0.58)	(0.41)	(0.16)	(0.19)	(0.35)	9.36
2015		11.46	0.17	(0.73)	(0.56)	(0.25)	(0.53)	(0.78)	10.12
2014		12.06	0.22	(0.07)	0.15	(0.20)	(0.55)	(0.75)	11.46
2013		9.95	0.21	2.12	2.33	(0.22)	–	(0.22)	12.06
2012	(c)	9.89	0.19	(0.13)	0.06	–	–	–	9.95

See accompanying notes.

					FINANCIAL HIGHLIGHTS (Continued)
					PRINCIPAL FUNDS, INC.

					Ratio of Net
			Ratio of Expenses		Investment Income
		Net Assets, End of	to Average Net		to Average Net		Portfolio
Total Return		Period (in thousands)	Assets		Assets		Turnover Rate

(3.88)%		$3,080,741	1.07	%(b)	2.05%		31.8%
(4.66)		2,654,066	1.06	(b)	1.85		35.8
1.49		2,559,657	1.06	(b)	2.14		34.9
24.16		2,280,703	1.07	(b)	2.25		35.3
8.29		1,707,927	1.08	(b)	2.58		27.9

(4.82)		21	1.94	(b)	1.05		31.8
(5.49)		12	1.93	(b)	0.95		35.8
0.63		12	1.93	(b)	1.24		34.9
23.09		12	1.94	(b)	1.35		35.3
0.10	(d)	10	1.94 (b)	,(e)	2.31	(e)	27.9	(e)

(4.63)		14	1.81	(b)	1.29		31.8
(5.36)		12	1.80	(b)	1.07		35.8
0.82		12	1.80	(b)	1.37		34.9
23.19		12	1.81	(b)	1.48		35.3
0.20	(d)	10	1.82 (b)	,(e)	2.45	(e)	27.9	(e)

(4.43)		321	1.63	(b)	1.49		31.8
(5.12)		281	1.62	(b)	1.25		35.8
0.94		249	1.62	(b)	1.58		34.9
23.42		172	1.63	(b)	1.85		35.3
0.30	(d)	10	1.64 (b)	,(e)	2.61	(e)	27.9	(e)

(4.28)		546	1.44	(b)	1.71		31.8
(4.98)		461	1.43	(b)	1.46		35.8
1.15		484	1.43	(b)	1.81		34.9
23.65		469	1.44	(b)	0.61		35.3
0.51	(d)	10	1.45 (b)	,(e)	2.79	(e)	27.9	(e)

(4.15	) (f)	501	1.32	(b)	1.81		31.8
(4.85	) (f)	512	1.31	(b)	1.57		35.8
1.26		554	1.31	(b)	1.87		34.9
23.75		606	1.32	(b)	1.99		35.3
0.61	(d)	10	1.33 (b)	,(e)	2.94	(e)	27.9	(e)

(a)	Calculated based on average shares outstanding during the period.
(b)	Reflects Manager's contractual expense limit.
(c)	Period from March 1, 2012, date operations commenced, through October 31, 2012.
(d)	Total return amounts have not been annualized.
(e)	Computed on an annualized basis.
(f)	Total return is calculated using the traded net asset value which may differ from the reported net asset value. The traded net asset value is the net asset value which a shareholder would have paid or received from a subscription or redemption.

See accompanying footnotes.

		FINANCIAL HIGHLIGHTS
		PRINCIPAL FUNDS, INC.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
PRINCIPAL CAPITAL APPRECIATION FUND
Institutional shares
2016	$60.21	$0.86	$0.39	$1.25	($0.87)	($2.35)	($3.22)	$58.24
2015	59.67	0.86	2.64	3.50	(0.73)	(2.23)	(2.96)	60.21
2014	53.31	0.71	7.41	8.12	(0.61)	(1.15)	(1.76)	59.67
2013	42.34	0.77	11.42	12.19	(0.73)	(0.49)	(1.22)	53.31
2012	38.63	0.56	4.05	4.61	(0.42)	(0.48)	(0.90)	42.34
R-1 shares
2016	59.14	0.37	0.38	0.75	(0.49)	(2.35)	(2.84)	57.05
2015	58.68	0.33	2.60	2.93	(0.24)	(2.23)	(2.47)	59.14
2014	52.40	0.22	7.30	7.52	(0.09)	(1.15)	(1.24)	58.68
2013	41.64	0.38	11.24	11.62	(0.37)	(0.49)	(0.86)	52.40
2012	38.18	0.20	4.01	4.21	(0.27)	(0.48)	(0.75)	41.64
R-2 shares
2016	59.28	0.43	0.40	0.83	(0.52)	(2.35)	(2.87)	57.24
2015	58.79	0.41	2.59	3.00	(0.28)	(2.23)	(2.51)	59.28
2014	52.56	0.29	7.32	7.61	(0.23)	(1.15)	(1.38)	58.79
2013	41.78	0.41	11.30	11.71	(0.44)	(0.49)	(0.93)	52.56
2012	38.26	0.26	4.00	4.26	(0.26)	(0.48)	(0.74)	41.78
R-3 shares
2016	59.22	0.53	0.40	0.93	(0.58)	(2.35)	(2.93)	57.22
2015	58.78	0.52	2.59	3.11	(0.44)	(2.23)	(2.67)	59.22
2014	52.58	0.38	7.32	7.70	(0.35)	(1.15)	(1.50)	58.78
2013	41.85	0.46	11.33	11.79	(0.57)	(0.49)	(1.06)	52.58
2012	38.31	0.33	4.01	4.34	(0.32)	(0.48)	(0.80)	41.85
R-4 shares
2016	59.66	0.65	0.40	1.05	(0.67)	(2.35)	(3.02)	57.69
2015	59.17	0.63	2.62	3.25	(0.53)	(2.23)	(2.76)	59.66
2014	52.91	0.50	7.35	7.85	(0.44)	(1.15)	(1.59)	59.17
2013	42.05	0.58	11.37	11.95	(0.60)	(0.49)	(1.09)	52.91
2012	38.42	0.40	4.03	4.43	(0.32)	(0.48)	(0.80)	42.05
R-5 shares
2016	59.86	0.72	0.39	1.11	(0.75)	(2.35)	(3.10)	57.87
2015	59.34	0.70	2.63	3.33	(0.58)	(2.23)	(2.81)	59.86
2014	53.06	0.56	7.38	7.94	(0.51)	(1.15)	(1.66)	59.34
2013	42.15	0.64	11.39	12.03	(0.63)	(0.49)	(1.12)	53.06
2012	38.50	0.47	4.01	4.48	(0.35)	(0.48)	(0.83)	42.15

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

				Ratio of Net
			Ratio of Expenses	Investment Income
		Net Assets, End of	to Average Net	to Average Net	Portfolio
Total Return		Period (in thousands)	Assets	Assets	Turnover Rate

2.27%		$1,399,596	0.47%	1.49%	34.5%
6.12		1,501,149	0.46	1.45	14.0
15.62		1,507,343	0.46	1.27	8.3
29.52		1,357,704	0.48	1.63	14.3
12.28		1,053,972	0.50	1.38	8.2

1.38	(b)	2,904	1.33	0.65	34.5
5.21	(b)	4,282	1.33	0.56	14.0
14.60		1,635	1.34	0.39	8.3
28.39		1,424	1.35	0.82	14.3
11.32		1,789	1.37	0.50	8.2

1.54		3,393	1.20	0.76	34.5
5.33		3,797	1.20	0.70	14.0
14.77		2,155	1.21	0.52	8.3
28.56		2,228	1.22	0.88	14.3
11.43		1,800	1.24	0.65	8.2

1.70	(b)	29,886	1.02	0.94	34.5
5.53	(b)	35,202	1.02	0.88	14.0
14.97		24,394	1.03	0.70	8.3
28.79		19,700	1.04	0.97	14.3
11.64		9,790	1.06	0.82	8.2

1.90	(b)	20,833	0.83	1.13	34.5
5.73		23,003	0.83	1.07	14.0
15.17		15,267	0.84	0.90	8.3
29.05		16,588	0.85	1.22	14.3
11.83		9,840	0.87	0.98	8.2

2.03		49,392	0.71	1.25	34.5
5.86		54,410	0.71	1.19	14.0
15.32		36,551	0.72	1.00	8.3
29.20		29,179	0.73	1.35	14.3
11.96		16,559	0.75	1.15	8.2

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated using the traded net asset value which may differ from the reported net asset value. The traded net asset value is the net asset value which a shareholder would have paid or received from a subscription or redemption.

See accompanying footnotes.

		FINANCIAL HIGHLIGHTS
		PRINCIPAL FUNDS, INC.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
PRINCIPAL LIFETIME 2010 FUND
Class J shares
2016	$13.44	$0.22	$0.15	$0.37	($0.21)	($0.40)	($0.61)	$13.20
2015	13.65	0.27	(0.22)	0.05	(0.26)	–	(0.26)	13.44
2014	13.07	0.23	0.58	0.81	(0.23)	–	(0.23)	13.65
2013	12.08	0.25	1.00	1.25	(0.26)	–	(0.26)	13.07
2012	11.31	0.21	0.81	1.02	(0.25)	–	(0.25)	12.08
Institutional shares
2016	13.50	0.25	0.16	0.41	(0.25)	(0.40)	(0.65)	13.26
2015	13.71	0.32	(0.23)	0.09	(0.30)	–	(0.30)	13.50
2014	13.13	0.27	0.58	0.85	(0.27)	–	(0.27)	13.71
2013	12.14	0.30	0.99	1.29	(0.30)	–	(0.30)	13.13
2012	11.37	0.25	0.81	1.06	(0.29)	–	(0.29)	12.14
R-1 shares
2016	13.38	0.15	0.14	0.29	(0.12)	(0.40)	(0.52)	13.15
2015	13.58	0.20	(0.23)	(0.03)	(0.17)	–	(0.17)	13.38
2014	13.00	0.17	0.55	0.72	(0.14)	–	(0.14)	13.58
2013	12.01	0.19	0.98	1.17	(0.18)	–	(0.18)	13.00
2012	11.24	0.15	0.80	0.95	(0.18)	–	(0.18)	12.01
R-2 shares
2016	13.39	0.15	0.15	0.30	(0.14)	(0.40)	(0.54)	13.15
2015	13.58	0.22	(0.24)	(0.02)	(0.17)	–	(0.17)	13.39
2014	13.00	0.18	0.56	0.74	(0.16)	–	(0.16)	13.58
2013	12.00	0.22	0.97	1.19	(0.19)	–	(0.19)	13.00
2012	11.22	0.17	0.80	0.97	(0.19)	–	(0.19)	12.00
R-3 shares
2016	13.36	0.18	0.14	0.32	(0.16)	(0.40)	(0.56)	13.12
2015	13.56	0.24	(0.22)	0.02	(0.22)	–	(0.22)	13.36
2014	12.99	0.19	0.57	0.76	(0.19)	–	(0.19)	13.56
2013	12.01	0.23	0.98	1.21	(0.23)	–	(0.23)	12.99
2012	11.24	0.19	0.79	0.98	(0.21)	–	(0.21)	12.01
R-4 shares
2016	13.40	0.21	0.14	0.35	(0.19)	(0.40)	(0.59)	13.16
2015	13.60	0.28	(0.25)	0.03	(0.23)	–	(0.23)	13.40
2014	13.03	0.23	0.56	0.79	(0.22)	–	(0.22)	13.60
2013	12.03	0.24	1.00	1.24	(0.24)	–	(0.24)	13.03
2012	11.27	0.21	0.79	1.00	(0.24)	–	(0.24)	12.03
R-5 shares
2016	13.43	0.22	0.15	0.37	(0.21)	(0.40)	(0.61)	13.19
2015	13.64	0.28	(0.23)	0.05	(0.26)	–	(0.26)	13.43
2014	13.06	0.24	0.57	0.81	(0.23)	–	(0.23)	13.64
2013	12.07	0.27	0.99	1.26	(0.27)	–	(0.27)	13.06
2012	11.30	0.22	0.81	1.03	(0.26)	–	(0.26)	12.07

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

					Ratio of Net
			Ratio of Expenses	Ratio of Gross	Investment Income
		Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return		Period (in thousands)	Assets(b)	Net Assets(b),(c)	Assets	Turnover Rate

2.98%	(d)	$245,736	0.22%	0.25%	1.71%	15.1%
0.36	(d)	249,105	0.31	0.34	1.99	32.7
6.25	(d)	255,331	0.33	0.37	1.71	24.1
10.51	(d)	235,463	0.34	0.54	2.00	15.2
9.22	(d)	214,077	0.37	0.56	1.82	28.7

3.25		768,118	0.03	–	1.94	15.1
0.65		871,781	0.04	–	2.31	32.7
6.54		1,096,931	0.04	–	2.04	24.1
10.81		1,093,311	0.04	–	2.42	15.2
9.58		1,148,980	0.04	–	2.14	28.7

2.33		7,515	0.91	–	1.19	15.1
(0.23)		12,141	0.92	–	1.48	32.7
5.61		14,995	0.91	–	1.27	24.1
9.90		18,403	0.91	–	1.53	15.2
8.62		20,503	0.91	–	1.31	28.7

2.37		8,387	0.78	–	1.19	15.1
(0.11)		12,072	0.79	–	1.63	32.7
5.74		15,736	0.78	–	1.39	24.1
10.09		20,762	0.78	–	1.76	15.2
8.77		25,982	0.78	–	1.48	28.7

2.60		50,539	0.60	–	1.37	15.1
0.12		64,152	0.61	–	1.76	32.7
5.93		74,667	0.60	–	1.47	24.1
10.20		76,245	0.60	–	1.83	15.2
8.94		80,009	0.60	–	1.61	28.7

2.80		29,697	0.41	–	1.61	15.1
0.26		38,245	0.42	–	2.10	32.7
6.10		59,247	0.41	–	1.71	24.1
10.52		68,271	0.41	–	1.94	15.2
9.12		68,441	0.41	–	1.85	28.7

2.95		73,347	0.29	–	1.70	15.1
0.39		90,554	0.30	–	2.06	32.7
6.29		108,094	0.29	–	1.77	24.1
10.59		113,248	0.29	–	2.16	15.2
9.31		114,530	0.29	–	1.90	28.7

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	Excludes expense reimbursement from Manager and/or Distributor.
(d)	Total return is calculated without the contingent deferred sales charge.

See accompanying footnotes.

		FINANCIAL HIGHLIGHTS
		PRINCIPAL FUNDS, INC.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
PRINCIPAL LIFETIME 2015 FUND
Institutional shares
2016	$10.76	$0.19	$0.08	$0.27	($0.18)	($0.68)	($0.86)	$10.17
2015	11.31	0.26	(0.18)	0.08	(0.27)	(0.36)	(0.63)	10.76
2014	11.13	0.22	0.54	0.76	(0.21)	(0.37)	(0.58)	11.31
2013	10.27	0.22	1.09	1.31	(0.23)	(0.22)	(0.45)	11.13
2012	9.70	0.20	0.73	0.93	(0.22)	(0.14)	(0.36)	10.27
R-1 shares
2016	10.47	0.10	0.08	0.18	(0.07)	(0.68)	(0.75)	9.90
2015	11.02	0.19	(0.22)	(0.03)	(0.16)	(0.36)	(0.52)	10.47
2014	10.86	0.14	0.51	0.65	(0.12)	(0.37)	(0.49)	11.02
2013	10.03	0.14	1.05	1.19	(0.14)	(0.22)	(0.36)	10.86
2012	9.48	0.12	0.71	0.83	(0.14)	(0.14)	(0.28)	10.03
R-2 shares
2016	10.52	0.12	0.07	0.19	(0.09)	(0.68)	(0.77)	9.94
2015	11.07	0.19	(0.20)	(0.01)	(0.18)	(0.36)	(0.54)	10.52
2014	10.90	0.12	0.54	0.66	(0.12)	(0.37)	(0.49)	11.07
2013	10.08	0.16	1.04	1.20	(0.16)	(0.22)	(0.38)	10.90
2012	9.51	0.13	0.72	0.85	(0.14)	(0.14)	(0.28)	10.08
R-3 shares
2016	10.53	0.13	0.08	0.21	(0.12)	(0.68)	(0.80)	9.94
2015	11.09	0.21	(0.20)	0.01	(0.21)	(0.36)	(0.57)	10.53
2014	10.92	0.15	0.54	0.69	(0.15)	(0.37)	(0.52)	11.09
2013	10.09	0.16	1.07	1.23	(0.18)	(0.22)	(0.40)	10.92
2012	9.54	0.14	0.72	0.86	(0.17)	(0.14)	(0.31)	10.09
R-4 shares
2016	10.60	0.15	0.09	0.24	(0.14)	(0.68)	(0.82)	10.02
2015	11.15	0.23	(0.20)	0.03	(0.22)	(0.36)	(0.58)	10.60
2014	10.98	0.18	0.53	0.71	(0.17)	(0.37)	(0.54)	11.15
2013	10.15	0.19	1.05	1.24	(0.19)	(0.22)	(0.41)	10.98
2012	9.59	0.18	0.71	0.89	(0.19)	(0.14)	(0.33)	10.15
R-5 shares
2016	10.62	0.16	0.09	0.25	(0.15)	(0.68)	(0.83)	10.04
2015	11.18	0.25	(0.21)	0.04	(0.24)	(0.36)	(0.60)	10.62
2014	11.01	0.19	0.53	0.72	(0.18)	(0.37)	(0.55)	11.18
2013	10.17	0.19	1.08	1.27	(0.21)	(0.22)	(0.43)	11.01
2012	9.61	0.15	0.75	0.90	(0.20)	(0.14)	(0.34)	10.17

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

				Ratio of Net
		Ratio of Expenses		Investment Income
	Net Assets, End of	to Average Net		to Average Net	Portfolio
Total Return	Period (in thousands)	Assets(b)		Assets	Turnover Rate

2.91%	$556,606	0.02%		1.87%	13.9%
0.72	594,985	0.04		2.41	39.3
7.12	844,414	0.04		1.96	24.6
13.25	735,777	0.04	(c)	2.13	21.4
10.01	580,784	0.04	(c)	1.99	22.7

2.07	8,405	0.90		1.03	13.9
(0.23)	10,613	0.92		1.74	39.3
6.20	13,884	0.91		1.28	24.6
12.27	16,354	0.91		1.38	21.4
9.08	15,687	0.92		1.21	22.7

2.19	8,043	0.77		1.19	13.9
(0.08)	11,945	0.79		1.78	39.3
6.35	14,408	0.78		1.13	24.6
12.31	14,150	0.78		1.57	21.4
9.26	13,920	0.79		1.30	22.7

2.38	73,860	0.59		1.36	13.9
0.07	88,009	0.61		1.93	39.3
6.60	91,962	0.60		1.38	24.6
12.58	82,506	0.60		1.55	21.4
9.39	66,650	0.61		1.43	22.7

2.62	44,908	0.40		1.52	13.9
0.32	53,197	0.42		2.17	39.3
6.76	66,135	0.41		1.61	24.6
12.68	61,034	0.41		1.83	21.4
9.63	50,724	0.42		1.88	22.7

2.75	68,496	0.28		1.65	13.9
0.38	73,077	0.30		2.34	39.3
6.85	90,729	0.29		1.74	24.6
12.93	87,721	0.29		1.83	21.4
9.72	66,279	0.30		1.53	22.7

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	Reflects Manager's contractual expense limit.

See accompanying footnotes.

		FINANCIAL HIGHLIGHTS
		PRINCIPAL FUNDS, INC.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
PRINCIPAL LIFETIME 2020 FUND
Class J shares
2016	$14.10	$0.21	$0.10	$0.31	($0.19)	($0.90)	($1.09)	$13.32
2015	14.86	0.35	(0.27)	0.08	(0.32)	(0.52)	(0.84)	14.10
2014	14.19	0.24	0.82	1.06	(0.24)	(0.15)	(0.39)	14.86
2013	12.55	0.24	1.66	1.90	(0.26)	–	(0.26)	14.19
2012	11.59	0.21	0.98	1.19	(0.23)	–	(0.23)	12.55
Institutional shares
2016	14.19	0.24	0.10	0.34	(0.23)	(0.90)	(1.13)	13.40
2015	14.94	0.39	(0.26)	0.13	(0.36)	(0.52)	(0.88)	14.19
2014	14.27	0.29	0.81	1.10	(0.28)	(0.15)	(0.43)	14.94
2013	12.61	0.30	1.66	1.96	(0.30)	–	(0.30)	14.27
2012	11.65	0.25	0.98	1.23	(0.27)	–	(0.27)	12.61
R-1 shares
2016	14.04	0.13	0.09	0.22	(0.10)	(0.90)	(1.00)	13.26
2015	14.79	0.28	(0.27)	0.01	(0.24)	(0.52)	(0.76)	14.04
2014	14.12	0.18	0.78	0.96	(0.14)	(0.15)	(0.29)	14.79
2013	12.48	0.19	1.64	1.83	(0.19)	–	(0.19)	14.12
2012	11.53	0.14	0.98	1.12	(0.17)	–	(0.17)	12.48
R-2 shares
2016	14.02	0.15	0.08	0.23	(0.11)	(0.90)	(1.01)	13.24
2015	14.76	0.30	(0.27)	0.03	(0.25)	(0.52)	(0.77)	14.02
2014	14.10	0.18	0.80	0.98	(0.17)	(0.15)	(0.32)	14.76
2013	12.47	0.20	1.63	1.83	(0.20)	–	(0.20)	14.10
2012	11.50	0.17	0.97	1.14	(0.17)	–	(0.17)	12.47
R-3 shares
2016	14.02	0.17	0.10	0.27	(0.15)	(0.90)	(1.05)	13.24
2015	14.78	0.32	(0.28)	0.04	(0.28)	(0.52)	(0.80)	14.02
2014	14.12	0.20	0.81	1.01	(0.20)	(0.15)	(0.35)	14.78
2013	12.49	0.22	1.64	1.86	(0.23)	–	(0.23)	14.12
2012	11.54	0.18	0.97	1.15	(0.20)	–	(0.20)	12.49
R-4 shares
2016	14.06	0.19	0.10	0.29	(0.17)	(0.90)	(1.07)	13.28
2015	14.81	0.37	(0.30)	0.07	(0.30)	(0.52)	(0.82)	14.06
2014	14.15	0.24	0.80	1.04	(0.23)	(0.15)	(0.38)	14.81
2013	12.51	0.23	1.66	1.89	(0.25)	–	(0.25)	14.15
2012	11.56	0.21	0.97	1.18	(0.23)	–	(0.23)	12.51
R-5 shares
2016	14.10	0.21	0.10	0.31	(0.19)	(0.90)	(1.09)	13.32
2015	14.86	0.36	(0.27)	0.09	(0.33)	(0.52)	(0.85)	14.10
2014	14.20	0.24	0.81	1.05	(0.24)	(0.15)	(0.39)	14.86
2013	12.55	0.26	1.66	1.92	(0.27)	–	(0.27)	14.20
2012	11.60	0.22	0.97	1.19	(0.24)	–	(0.24)	12.55

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

					Ratio of Net
			Ratio of Expenses	Ratio of Gross	Investment Income
		Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return		Period (in thousands)	Assets(b)	Net Assets(b),(c)	Assets	Turnover Rate

2.53%	(d)	$900,189	0.20%	0.23%	1.64%	12.0%
0.59	(d)	900,725	0.31	0.34	2.42	33.5
7.57	(d)	879,358	0.33	0.37	1.65	18.6
15.38	(d)	782,787	0.35	0.55	1.84	25.7
10.49	(d)	655,845	0.37	0.56	1.73	21.9

2.71		3,948,810	0.02	–	1.83	12.0
0.95		4,195,249	0.04	–	2.70	33.5
7.84		4,743,088	0.04	–	1.96	18.6
15.82		4,348,221	0.04	–	2.22	25.7
10.84		3,856,280	0.04	–	2.03	21.9

1.82		40,455	0.90	–	0.99	12.0
0.05		46,993	0.91	–	1.93	33.5
6.91		53,222	0.91	–	1.21	18.6
14.81		57,842	0.91	–	1.43	25.7
9.84		62,546	0.91	–	1.21	21.9

1.92		48,551	0.77	–	1.13	12.0
0.21		57,059	0.78	–	2.11	33.5
7.06		76,267	0.78	–	1.27	18.6
14.87		78,817	0.78	–	1.51	25.7
10.06		77,610	0.78	–	1.40	21.9

2.19		235,954	0.59	–	1.31	12.0
0.30		277,010	0.60	–	2.21	33.5
7.27		316,368	0.60	–	1.40	18.6
15.10		291,200	0.60	–	1.64	25.7
10.19		263,407	0.60	–	1.49	21.9

2.37		182,490	0.40	–	1.48	12.0
0.53		197,589	0.41	–	2.57	33.5
7.46		249,613	0.41	–	1.69	18.6
15.32		263,543	0.41	–	1.74	25.7
10.40		212,684	0.41	–	1.78	21.9

2.50		375,444	0.28	–	1.62	12.0
0.63		433,423	0.29	–	2.48	33.5
7.55		472,434	0.29	–	1.68	18.6
15.54		439,570	0.29	–	1.98	25.7
10.50		384,604	0.29	–	1.83	21.9

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	Excludes expense reimbursement from Manager and/or Distributor.
(d)	Total return is calculated without the contingent deferred sales charge.

See accompanying footnotes.

		FINANCIAL HIGHLIGHTS
		PRINCIPAL FUNDS, INC.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
PRINCIPAL LIFETIME 2025 FUND
Institutional shares
2016	$11.17	$0.17	$0.07	$0.24	($0.17)	($0.73)	($0.90)	$10.51
2015	11.76	0.29	(0.18)	0.11	(0.31)	(0.39)	(0.70)	11.17
2014	11.50	0.22	0.70	0.92	(0.22)	(0.44)	(0.66)	11.76
2013	10.22	0.22	1.49	1.71	(0.22)	(0.21)	(0.43)	11.50
2012	9.47	0.19	0.82	1.01	(0.22)	(0.04)	(0.26)	10.22
R-1 shares
2016	10.92	0.09	0.05	0.14	(0.07)	(0.73)	(0.80)	10.26
2015	11.51	0.22	(0.20)	0.02	(0.22)	(0.39)	(0.61)	10.92
2014	11.28	0.14	0.66	0.80	(0.13)	(0.44)	(0.57)	11.51
2013	10.04	0.14	1.45	1.59	(0.14)	(0.21)	(0.35)	11.28
2012	9.30	0.12	0.80	0.92	(0.14)	(0.04)	(0.18)	10.04
R-2 shares
2016	10.95	0.11	0.04	0.15	(0.09)	(0.73)	(0.82)	10.28
2015	11.53	0.23	(0.20)	0.03	(0.22)	(0.39)	(0.61)	10.95
2014	11.29	0.13	0.69	0.82	(0.14)	(0.44)	(0.58)	11.53
2013	10.06	0.16	1.44	1.60	(0.16)	(0.21)	(0.37)	11.29
2012	9.32	0.13	0.80	0.93	(0.15)	(0.04)	(0.19)	10.06
R-3 shares
2016	10.97	0.12	0.05	0.17	(0.11)	(0.73)	(0.84)	10.30
2015	11.56	0.24	(0.19)	0.05	(0.25)	(0.39)	(0.64)	10.97
2014	11.32	0.15	0.69	0.84	(0.16)	(0.44)	(0.60)	11.56
2013	10.08	0.15	1.47	1.62	(0.17)	(0.21)	(0.38)	11.32
2012	9.35	0.13	0.81	0.94	(0.17)	(0.04)	(0.21)	10.08
R-4 shares
2016	11.06	0.13	0.06	0.19	(0.13)	(0.73)	(0.86)	10.39
2015	11.65	0.27	(0.20)	0.07	(0.27)	(0.39)	(0.66)	11.06
2014	11.40	0.18	0.69	0.87	(0.18)	(0.44)	(0.62)	11.65
2013	10.14	0.18	1.48	1.66	(0.19)	(0.21)	(0.40)	11.40
2012	9.40	0.19	0.77	0.96	(0.18)	(0.04)	(0.22)	10.14
R-5 shares
2016	11.10	0.15	0.06	0.21	(0.14)	(0.73)	(0.87)	10.44
2015	11.69	0.29	(0.21)	0.08	(0.28)	(0.39)	(0.67)	11.10
2014	11.43	0.20	0.69	0.89	(0.19)	(0.44)	(0.63)	11.69
2013	10.17	0.19	1.48	1.67	(0.20)	(0.21)	(0.41)	11.43
2012	9.43	0.16	0.81	0.97	(0.19)	(0.04)	(0.23)	10.17

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

				Ratio of Net
		Ratio of Expenses		Investment Income
	Net Assets, End of	to Average Net		to Average Net	Portfolio
Total Return	Period (in thousands)	Assets(b)		Assets	Turnover Rate

2.50%	$1,247,487	0.02%		1.69%	13.7%
1.01	1,139,392	0.04		2.60	49.9
8.30	1,366,540	0.04		1.90	15.8
17.40	1,067,809	0.04	(c)	2.03	22.2
10.92	751,118	0.04	(c)	1.95	15.4

1.55	14,810	0.89		0.89	13.7
0.19	16,680	0.91		2.00	49.9
7.31	18,238	0.91		1.25	15.8
16.33	18,515	0.91		1.35	22.2
10.04	16,380	0.92		1.25	15.4

1.68	18,268	0.76		1.06	13.7
0.32	21,044	0.78		2.07	49.9
7.52	21,201	0.78		1.14	15.8
16.41	19,431	0.78		1.49	22.2
10.13	17,174	0.79		1.38	15.4

1.88	172,896	0.58		1.18	13.7
0.49	173,313	0.60		2.18	49.9
7.72	162,213	0.60		1.30	15.8
16.65	127,846	0.60		1.44	22.2
10.28	90,350	0.61		1.37	15.4

2.01	96,203	0.39		1.28	13.7
0.65	80,896	0.41		2.42	49.9
7.94	89,551	0.41		1.56	15.8
16.93	72,332	0.41		1.70	22.2
10.50	51,138	0.42		1.95	15.4

2.23	143,138	0.27		1.44	13.7
0.76	125,570	0.29		2.60	49.9
8.11	143,610	0.29		1.73	15.8
17.04	133,941	0.29		1.79	22.2
10.59	92,048	0.30		1.60	15.4

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	Reflects Manager's contractual expense limit.

See accompanying footnotes.

		FINANCIAL HIGHLIGHTS
		PRINCIPAL FUNDS, INC.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
PRINCIPAL LIFETIME 2030 FUND
Class J shares
2016	$14.37	$0.19	$0.01	$0.20	($0.18)	($1.01)	($1.19)	$13.38
2015	15.17	0.36	(0.23)	0.13	(0.35)	(0.58)	(0.93)	14.37
2014	14.41	0.23	0.96	1.19	(0.24)	(0.19)	(0.43)	15.17
2013	12.39	0.23	2.03	2.26	(0.24)	–	(0.24)	14.41
2012	11.43	0.20	0.98	1.18	(0.22)	–	(0.22)	12.39
Institutional shares
2016	14.43	0.22	–	0.22	(0.21)	(1.01)	(1.22)	13.43
2015	15.22	0.40	(0.22)	0.18	(0.39)	(0.58)	(0.97)	14.43
2014	14.46	0.28	0.95	1.23	(0.28)	(0.19)	(0.47)	15.22
2013	12.44	0.29	2.01	2.30	(0.28)	–	(0.28)	14.46
2012	11.47	0.24	0.99	1.23	(0.26)	–	(0.26)	12.44
R-1 shares
2016	14.26	0.11	–	0.11	(0.08)	(1.01)	(1.09)	13.28
2015	15.07	0.28	(0.25)	0.03	(0.26)	(0.58)	(0.84)	14.26
2014	14.31	0.17	0.93	1.10	(0.15)	(0.19)	(0.34)	15.07
2013	12.31	0.19	1.98	2.17	(0.17)	–	(0.17)	14.31
2012	11.35	0.14	0.98	1.12	(0.16)	–	(0.16)	12.31
R-2 shares
2016	14.29	0.13	–	0.13	(0.10)	(1.01)	(1.11)	13.31
2015	15.08	0.32	(0.26)	0.06	(0.27)	(0.58)	(0.85)	14.29
2014	14.33	0.19	0.93	1.12	(0.18)	(0.19)	(0.37)	15.08
2013	12.33	0.21	1.97	2.18	(0.18)	–	(0.18)	14.33
2012	11.36	0.16	0.98	1.14	(0.17)	–	(0.17)	12.33
R-3 shares
2016	14.33	0.15	–	0.15	(0.13)	(1.01)	(1.14)	13.34
2015	15.13	0.34	(0.25)	0.09	(0.31)	(0.58)	(0.89)	14.33
2014	14.38	0.20	0.95	1.15	(0.21)	(0.19)	(0.40)	15.13
2013	12.37	0.21	2.01	2.22	(0.21)	–	(0.21)	14.38
2012	11.41	0.18	0.97	1.15	(0.19)	–	(0.19)	12.37
R-4 shares
2016	14.75	0.18	–	0.18	(0.16)	(1.01)	(1.17)	13.76
2015	15.54	0.41	(0.29)	0.12	(0.33)	(0.58)	(0.91)	14.75
2014	14.76	0.25	0.95	1.20	(0.23)	(0.19)	(0.42)	15.54
2013	12.68	0.23	2.08	2.31	(0.23)	–	(0.23)	14.76
2012	11.69	0.21	1.00	1.21	(0.22)	–	(0.22)	12.68
R-5 shares
2016	14.39	0.20	(0.01)	0.19	(0.17)	(1.01)	(1.18)	13.40
2015	15.19	0.37	(0.24)	0.13	(0.35)	(0.58)	(0.93)	14.39
2014	14.43	0.24	0.96	1.20	(0.25)	(0.19)	(0.44)	15.19
2013	12.41	0.26	2.01	2.27	(0.25)	–	(0.25)	14.43
2012	11.45	0.22	0.97	1.19	(0.23)	–	(0.23)	12.41

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

					Ratio of Net
			Ratio of Expenses	Ratio of Gross	Investment Income
		Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return		Period (in thousands)	Assets(b)	Net Assets(b),(c)	Assets	Turnover Rate

1.68%	(d)	$1,066,715	0.22%	0.25%	1.47%	15.2%
0.96	(d)	1,046,222	0.32	0.35	2.44	36.0
8.45	(d)	1,001,423	0.34	0.38	1.59	15.3
18.54	(d)	867,848	0.36	0.56	1.76	25.1
10.56	(d)	677,464	0.40	0.59	1.66	20.0

1.88		4,517,455	0.02	–	1.66	15.2
1.32		4,549,028	0.04	–	2.73	36.0
8.74		4,734,382	0.04	–	1.91	15.3
18.85		4,198,702	0.04	–	2.17	25.1
11.03		3,573,298	0.04	–	2.02	20.0

1.03		34,738	0.90	–	0.87	15.2
0.32		41,478	0.91	–	1.94	36.0
7.82		46,220	0.91	–	1.17	15.3
17.83		47,197	0.91	–	1.41	25.1
10.01		53,082	0.91	–	1.22	20.0

1.14		47,988	0.77	–	0.97	15.2
0.52		59,122	0.78	–	2.17	36.0
7.94		72,768	0.78	–	1.28	15.3
17.93		75,964	0.78	–	1.55	25.1
10.17		76,588	0.78	–	1.40	20.0

1.35		233,975	0.59	–	1.13	15.2
0.67		250,480	0.60	–	2.30	36.0
8.14		276,196	0.60	–	1.38	15.3
18.22		263,892	0.60	–	1.59	25.1
10.31		230,818	0.60	–	1.52	20.0

1.50		184,624	0.40	–	1.34	15.2
0.88		200,722	0.41	–	2.72	36.0
8.32		243,720	0.41	–	1.67	15.3
18.50		246,295	0.41	–	1.69	25.1
10.55		197,788	0.41	–	1.77	20.0

1.66		374,343	0.28	–	1.48	15.2
1.00		422,505	0.29	–	2.50	36.0
8.50		441,746	0.29	–	1.65	15.3
18.60		416,542	0.29	–	1.93	25.1
10.65		346,730	0.29	–	1.81	20.0

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	Excludes expense reimbursement from Manager and/or Distributor.
(d)	Total return is calculated without the contingent deferred sales charge.

See accompanying footnotes.

		FINANCIAL HIGHLIGHTS
		PRINCIPAL FUNDS, INC.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
PRINCIPAL LIFETIME 2035 FUND
Institutional shares
2016	$11.52	$0.16	($0.05)	$0.11	($0.16)	($0.44)	($0.60)	$11.03
2015	12.14	0.28	(0.12)	0.16	(0.31)	(0.47)	(0.78)	11.52
2014	11.75	0.21	0.82	1.03	(0.22)	(0.42)	(0.64)	12.14
2013	10.12	0.21	1.82	2.03	(0.22)	(0.18)	(0.40)	11.75
2012	9.33	0.17	0.85	1.02	(0.20)	(0.03)	(0.23)	10.12
R-1 shares
2016	11.29	0.07	(0.06)	0.01	(0.06)	(0.44)	(0.50)	10.80
2015	11.92	0.23	(0.18)	0.05	(0.21)	(0.47)	(0.68)	11.29
2014	11.54	0.13	0.78	0.91	(0.11)	(0.42)	(0.53)	11.92
2013	9.95	0.14	1.76	1.90	(0.13)	(0.18)	(0.31)	11.54
2012	9.18	0.10	0.82	0.92	(0.12)	(0.03)	(0.15)	9.95
R-2 shares
2016	11.28	0.09	(0.06)	0.03	(0.08)	(0.44)	(0.52)	10.79
2015	11.91	0.22	(0.15)	0.07	(0.23)	(0.47)	(0.70)	11.28
2014	11.54	0.12	0.81	0.93	(0.14)	(0.42)	(0.56)	11.91
2013	9.96	0.14	1.78	1.92	(0.16)	(0.18)	(0.34)	11.54
2012	9.19	0.11	0.82	0.93	(0.13)	(0.03)	(0.16)	9.96
R-3 shares
2016	11.34	0.11	(0.06)	0.05	(0.10)	(0.44)	(0.54)	10.85
2015	11.97	0.24	(0.15)	0.09	(0.25)	(0.47)	(0.72)	11.34
2014	11.60	0.14	0.81	0.95	(0.16)	(0.42)	(0.58)	11.97
2013	10.00	0.14	1.81	1.95	(0.17)	(0.18)	(0.35)	11.60
2012	9.23	0.12	0.83	0.95	(0.15)	(0.03)	(0.18)	10.00
R-4 shares
2016	11.41	0.12	(0.05)	0.07	(0.12)	(0.44)	(0.56)	10.92
2015	12.04	0.28	(0.16)	0.12	(0.28)	(0.47)	(0.75)	11.41
2014	11.66	0.17	0.81	0.98	(0.18)	(0.42)	(0.60)	12.04
2013	10.05	0.17	1.81	1.98	(0.19)	(0.18)	(0.37)	11.66
2012	9.27	0.16	0.81	0.97	(0.16)	(0.03)	(0.19)	10.05
R-5 shares
2016	11.45	0.13	(0.04)	0.09	(0.13)	(0.44)	(0.57)	10.97
2015	12.08	0.29	(0.16)	0.13	(0.29)	(0.47)	(0.76)	11.45
2014	11.69	0.19	0.81	1.00	(0.19)	(0.42)	(0.61)	12.08
2013	10.08	0.18	1.81	1.99	(0.20)	(0.18)	(0.38)	11.69
2012	9.30	0.14	0.85	0.99	(0.18)	(0.03)	(0.21)	10.08

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

				Ratio of Net
		Ratio of Expenses		Investment Income
	Net Assets, End of	to Average Net		to Average Net	Portfolio
Total Return	Period (in thousands)	Assets(b)		Assets	Turnover Rate

1.11%	$973,792	0.02%		1.48%	15.2%
1.52	888,781	0.04		2.43	38.8
9.10	961,514	0.04		1.78	13.4
20.69	734,686	0.04	(c)	1.94	22.2
11.23	490,889	0.04	(c)	1.78	13.0

0.21	12,700	0.89		0.65	15.2
0.57	12,831	0.92		1.99	38.8
8.22	14,516	0.91		1.15	13.4
19.61	14,704	0.91		1.28	22.2
10.23	14,603	0.92		1.01	13.0

0.37	13,427	0.76		0.84	15.2
0.70	15,383	0.79		1.92	38.8
8.35	15,138	0.78		0.99	13.4
19.77	11,998	0.78		1.30	22.2
10.30	9,549	0.79		1.10	13.0

0.56	111,881	0.58		1.00	15.2
0.91	117,689	0.61		2.06	38.8
8.51	108,395	0.60		1.23	13.4
20.03	91,530	0.60		1.36	22.2
10.55	62,383	0.61		1.26	13.0

0.71	70,656	0.39		1.08	15.2
1.10	65,678	0.42		2.42	38.8
8.74	70,482	0.41		1.48	13.4
20.25	53,662	0.41		1.61	22.2
10.79	40,305	0.42		1.70	13.0

0.92	107,447	0.27		1.24	15.2
1.21	98,245	0.30		2.47	38.8
8.92	107,166	0.29		1.61	13.4
20.32	95,411	0.29		1.65	22.2
10.90	57,005	0.30		1.45	13.0

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	Reflects Manager's contractual expense limit.

See accompanying footnotes.

		FINANCIAL HIGHLIGHTS
		PRINCIPAL FUNDS, INC.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
PRINCIPAL LIFETIME 2040 FUND
Class J shares
2016	$14.78	$0.18	($0.09)	$0.09	($0.16)	($0.72)	($0.88)	$13.99
2015	15.61	0.35	(0.19)	0.16	(0.36)	(0.63)	(0.99)	14.78
2014	14.90	0.22	1.09	1.31	(0.23)	(0.37)	(0.60)	15.61
2013	12.50	0.22	2.41	2.63	(0.23)	–	(0.23)	14.90
2012	11.49	0.17	1.04	1.21	(0.20)	–	(0.20)	12.50
Institutional shares
2016	14.91	0.21	(0.09)	0.12	(0.21)	(0.72)	(0.93)	14.10
2015	15.74	0.41	(0.20)	0.21	(0.41)	(0.63)	(1.04)	14.91
2014	15.02	0.28	1.09	1.37	(0.28)	(0.37)	(0.65)	15.74
2013	12.59	0.28	2.42	2.70	(0.27)	–	(0.27)	15.02
2012	11.57	0.22	1.04	1.26	(0.24)	–	(0.24)	12.59
R-1 shares
2016	14.71	0.09	(0.09)	–	(0.07)	(0.72)	(0.79)	13.92
2015	15.54	0.30	(0.22)	0.08	(0.28)	(0.63)	(0.91)	14.71
2014	14.83	0.16	1.06	1.22	(0.14)	(0.37)	(0.51)	15.54
2013	12.44	0.17	2.38	2.55	(0.16)	–	(0.16)	14.83
2012	11.42	0.12	1.04	1.16	(0.14)	–	(0.14)	12.44
R-2 shares
2016	14.72	0.11	(0.10)	0.01	(0.08)	(0.72)	(0.80)	13.93
2015	15.54	0.34	(0.24)	0.10	(0.29)	(0.63)	(0.92)	14.72
2014	14.84	0.18	1.06	1.24	(0.17)	(0.37)	(0.54)	15.54
2013	12.45	0.19	2.38	2.57	(0.18)	–	(0.18)	14.84
2012	11.43	0.14	1.03	1.17	(0.15)	–	(0.15)	12.45
R-3 shares
2016	14.71	0.13	(0.10)	0.03	(0.12)	(0.72)	(0.84)	13.90
2015	15.54	0.33	(0.20)	0.13	(0.33)	(0.63)	(0.96)	14.71
2014	14.84	0.19	1.08	1.27	(0.20)	(0.37)	(0.57)	15.54
2013	12.45	0.20	2.39	2.59	(0.20)	–	(0.20)	14.84
2012	11.44	0.16	1.02	1.18	(0.17)	–	(0.17)	12.45
R-4 shares
2016	14.74	0.16	(0.09)	0.07	(0.15)	(0.72)	(0.87)	13.94
2015	15.57	0.40	(0.25)	0.15	(0.35)	(0.63)	(0.98)	14.74
2014	14.87	0.24	1.06	1.30	(0.23)	(0.37)	(0.60)	15.57
2013	12.47	0.22	2.41	2.63	(0.23)	–	(0.23)	14.87
2012	11.46	0.18	1.03	1.21	(0.20)	–	(0.20)	12.47
R-5 shares
2016	14.83	0.18	(0.10)	0.08	(0.17)	(0.72)	(0.89)	14.02
2015	15.66	0.36	(0.18)	0.18	(0.38)	(0.63)	(1.01)	14.83
2014	14.95	0.23	1.09	1.32	(0.24)	(0.37)	(0.61)	15.66
2013	12.54	0.25	2.40	2.65	(0.24)	–	(0.24)	14.95
2012	11.52	0.19	1.04	1.23	(0.21)	–	(0.21)	12.54

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

					Ratio of Net
			Ratio of Expenses	Ratio of Gross	Investment Income
		Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return		Period (in thousands)	Assets(b)	Net Assets(b),(c)	Assets	Turnover Rate

0.78%	(d)	$625,617	0.24%	0.27%	1.28%	17.9%
1.15	(d)	609,315	0.35	0.38	2.34	25.2
9.04	(d)	569,314	0.38	0.42	1.45	11.5
21.35	(d)	484,414	0.40	0.60	1.63	30.1
10.71	(d)	361,253	0.45	0.64	1.40	12.5

0.94		3,052,072	0.02	–	1.50	17.9
1.47		3,056,094	0.04	–	2.68	25.2
9.38		3,109,551	0.04	–	1.81	11.5
21.87		2,718,326	0.04	–	2.07	30.1
11.18		2,235,924	0.04	–	1.83	12.5

0.08		24,595	0.90	–	0.69	17.9
0.60		28,622	0.91	–	2.00	25.2
8.43		33,659	0.91	–	1.07	11.5
20.71		33,757	0.91	–	1.26	30.1
10.29		37,999	0.91	–	0.98	12.5

0.19		32,821	0.77	–	0.79	17.9
0.73		37,545	0.78	–	2.29	25.2
8.58		51,404	0.78	–	1.20	11.5
20.94		55,940	0.78	–	1.40	30.1
10.36		47,947	0.78	–	1.17	12.5

0.36		146,325	0.59	–	0.98	17.9
0.92		158,468	0.60	–	2.24	25.2
8.78		169,617	0.60	–	1.26	11.5
21.11		151,677	0.60	–	1.50	30.1
10.54		132,770	0.60	–	1.36	12.5

0.62		127,949	0.40	–	1.17	17.9
1.07		134,693	0.41	–	2.64	25.2
8.97		153,985	0.41	–	1.56	11.5
21.39		153,849	0.41	–	1.59	30.1
10.76		123,706	0.41	–	1.53	12.5

0.66		261,210	0.28	–	1.32	17.9
1.23		295,602	0.29	–	2.39	25.2
9.11		292,483	0.29	–	1.52	11.5
21.50		260,420	0.29	–	1.84	30.1
10.93		204,880	0.29	–	1.63	12.5

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	Excludes expense reimbursement from Manager and/or Distributor.
(d)	Total return is calculated without the contingent deferred sales charge.

See accompanying footnotes.

		FINANCIAL HIGHLIGHTS
		PRINCIPAL FUNDS, INC.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
PRINCIPAL LIFETIME 2045 FUND
Institutional shares
2016	$11.76	$0.16	($0.07)	$0.09	($0.16)	($0.44)	($0.60)	$11.25
2015	12.39	0.29	(0.12)	0.17	(0.33)	(0.47)	(0.80)	11.76
2014	11.90	0.21	0.89	1.10	(0.22)	(0.39)	(0.61)	12.39
2013	10.06	0.20	2.00	2.20	(0.21)	(0.15)	(0.36)	11.90
2012	9.26	0.16	0.85	1.01	(0.18)	(0.03)	(0.21)	10.06
R-1 shares
2016	11.42	0.07	(0.09)	(0.02)	(0.05)	(0.44)	(0.49)	10.91
2015	12.06	0.26	(0.19)	0.07	(0.24)	(0.47)	(0.71)	11.42
2014	11.59	0.13	0.84	0.97	(0.11)	(0.39)	(0.50)	12.06
2013	9.82	0.14	1.92	2.06	(0.14)	(0.15)	(0.29)	11.59
2012	9.04	0.08	0.84	0.92	(0.11)	(0.03)	(0.14)	9.82
R-2 shares
2016	11.42	0.09	(0.09)	–	(0.08)	(0.44)	(0.52)	10.90
2015	12.06	0.22	(0.14)	0.08	(0.25)	(0.47)	(0.72)	11.42
2014	11.61	0.12	0.86	0.98	(0.14)	(0.39)	(0.53)	12.06
2013	9.84	0.14	1.94	2.08	(0.16)	(0.15)	(0.31)	11.61
2012	9.06	0.08	0.85	0.93	(0.12)	(0.03)	(0.15)	9.84
R-3 shares
2016	11.51	0.10	(0.08)	0.02	(0.10)	(0.44)	(0.54)	10.99
2015	12.14	0.24	(0.13)	0.11	(0.27)	(0.47)	(0.74)	11.51
2014	11.68	0.14	0.87	1.01	(0.16)	(0.39)	(0.55)	12.14
2013	9.89	0.14	1.96	2.10	(0.16)	(0.15)	(0.31)	11.68
2012	9.11	0.12	0.83	0.95	(0.14)	(0.03)	(0.17)	9.89
R-4 shares
2016	11.59	0.11	(0.07)	0.04	(0.12)	(0.44)	(0.56)	11.07
2015	12.22	0.30	(0.17)	0.13	(0.29)	(0.47)	(0.76)	11.59
2014	11.74	0.17	0.87	1.04	(0.17)	(0.39)	(0.56)	12.22
2013	9.94	0.18	1.96	2.14	(0.19)	(0.15)	(0.34)	11.74
2012	9.15	0.11	0.86	0.97	(0.15)	(0.03)	(0.18)	9.94
R-5 shares
2016	11.61	0.13	(0.08)	0.05	(0.13)	(0.44)	(0.57)	11.09
2015	12.24	0.30	(0.16)	0.14	(0.30)	(0.47)	(0.77)	11.61
2014	11.77	0.18	0.88	1.06	(0.20)	(0.39)	(0.59)	12.24
2013	9.97	0.16	1.98	2.14	(0.19)	(0.15)	(0.34)	11.77
2012	9.17	0.13	0.86	0.99	(0.16)	(0.03)	(0.19)	9.97

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

				Ratio of Net
		Ratio of Expenses		Investment Income
	Net Assets, End of	to Average Net		to Average Net	Portfolio
Total Return	Period (in thousands)	Assets(b)		Assets	Turnover Rate

0.86%	$634,436	0.03%		1.41%	14.7%
1.55	546,736	0.05		2.44	33.3
9.62	536,107	0.04		1.71	8.7
22.58	399,463	0.05	(c)	1.87	23.3
11.27	244,484	0.05	(c)	1.63	8.1

(0.11)	6,930	0.90		0.63	14.7
0.67	7,540	0.92		2.22	33.3
8.75	9,350	0.92		1.11	8.7
21.44	9,201	0.92		1.28	23.3
10.40	9,027	0.92		0.85	8.1

0.04	10,083	0.77		0.81	14.7
0.77	11,626	0.79		1.90	33.3
8.83	11,165	0.79		1.01	8.7
21.65	9,204	0.79		1.29	23.3
10.53	6,674	0.79		0.89	8.1

0.26	70,524	0.59		0.91	14.7
1.04	67,285	0.61		2.02	33.3
9.02	56,544	0.61		1.19	8.7
21.79	46,505	0.61		1.35	23.3
10.69	30,592	0.61		1.32	8.1

0.40	40,967	0.40		1.00	14.7
1.23	35,086	0.42		2.56	33.3
9.21	37,009	0.42		1.43	8.7
22.11	27,277	0.42		1.68	23.3
10.90	29,088	0.42		1.20	8.1

0.50	87,897	0.28		1.17	14.7
1.34	77,534	0.30		2.57	33.3
9.37	87,269	0.30		1.51	8.7
22.13	69,834	0.30		1.52	23.3
11.15	28,899	0.30		1.36	8.1

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	Reflects Manager's contractual expense limit.

See accompanying notes.

		FINANCIAL HIGHLIGHTS
		PRINCIPAL FUNDS, INC.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
PRINCIPAL LIFETIME 2050 FUND
Class J shares
2016	$14.10	$0.15	($0.11)	$0.04	($0.14)	($0.62)	($0.76)	$13.38
2015	14.91	0.31	(0.16)	0.15	(0.35)	(0.61)	(0.96)	14.10
2014	14.25	0.18	1.10	1.28	(0.21)	(0.41)	(0.62)	14.91
2013	11.81	0.20	2.45	2.65	(0.21)	–	(0.21)	14.25
2012	10.82	0.13	1.02	1.15	(0.16)	–	(0.16)	11.81
Institutional shares
2016	14.47	0.19	(0.11)	0.08	(0.19)	(0.62)	(0.81)	13.74
2015	15.27	0.39	(0.17)	0.22	(0.41)	(0.61)	(1.02)	14.47
2014	14.57	0.26	1.12	1.38	(0.27)	(0.41)	(0.68)	15.27
2013	12.07	0.27	2.49	2.76	(0.26)	–	(0.26)	14.57
2012	11.05	0.20	1.04	1.24	(0.22)	–	(0.22)	12.07
R-1 shares
2016	14.27	0.08	(0.11)	(0.03)	(0.07)	(0.62)	(0.69)	13.55
2015	15.08	0.28	(0.19)	0.09	(0.29)	(0.61)	(0.90)	14.27
2014	14.39	0.15	1.09	1.24	(0.14)	(0.41)	(0.55)	15.08
2013	11.92	0.16	2.46	2.62	(0.15)	–	(0.15)	14.39
2012	10.91	0.10	1.03	1.13	(0.12)	–	(0.12)	11.92
R-2 shares
2016	14.27	0.10	(0.12)	(0.02)	(0.08)	(0.62)	(0.70)	13.55
2015	15.07	0.36	(0.25)	0.11	(0.30)	(0.61)	(0.91)	14.27
2014	14.40	0.16	1.09	1.25	(0.17)	(0.41)	(0.58)	15.07
2013	11.94	0.18	2.46	2.64	(0.18)	–	(0.18)	14.40
2012	10.92	0.12	1.03	1.15	(0.13)	–	(0.13)	11.94
R-3 shares
2016	14.30	0.12	(0.12)	–	(0.12)	(0.62)	(0.74)	13.56
2015	15.10	0.33	(0.19)	0.14	(0.33)	(0.61)	(0.94)	14.30
2014	14.42	0.17	1.12	1.29	(0.20)	(0.41)	(0.61)	15.10
2013	11.95	0.19	2.47	2.66	(0.19)	–	(0.19)	14.42
2012	10.95	0.14	1.01	1.15	(0.15)	–	(0.15)	11.95
R-4 shares
2016	14.37	0.15	(0.12)	0.03	(0.14)	(0.62)	(0.76)	13.64
2015	15.16	0.40	(0.23)	0.17	(0.35)	(0.61)	(0.96)	14.37
2014	14.48	0.22	1.09	1.31	(0.22)	(0.41)	(0.63)	15.16
2013	11.99	0.21	2.50	2.71	(0.22)	–	(0.22)	14.48
2012	10.99	0.15	1.03	1.18	(0.18)	–	(0.18)	11.99
R-5 shares
2016	14.40	0.17	(0.13)	0.04	(0.15)	(0.62)	(0.77)	13.67
2015	15.20	0.35	(0.16)	0.19	(0.38)	(0.61)	(0.99)	14.40
2014	14.51	0.22	1.12	1.34	(0.24)	(0.41)	(0.65)	15.20
2013	12.03	0.23	2.48	2.71	(0.23)	–	(0.23)	14.51
2012	11.01	0.17	1.04	1.21	(0.19)	–	(0.19)	12.03

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

					Ratio of Net
			Ratio of Expenses	Ratio of Gross	Investment Income
		Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return		Period (in thousands)	Assets(b)	Net Assets(b),(c)	Assets	Turnover Rate

0.41%	(d)	$194,644	0.36%	0.39%	1.11%	17.0%
1.12	(d)	183,490	0.47	0.50	2.19	21.6
9.30	(d)	159,787	0.49	0.53	1.27	9.9
22.73	(d)	124,651	0.51	0.71	1.51	29.5
10.84	(d)	88,494	0.56	0.76	1.16	10.5

0.72		1,769,456	0.03	–	1.42	17.0
1.57		1,671,172	0.04	–	2.67	21.6
9.80		1,603,984	0.04	–	1.78	9.9
23.28		1,370,372	0.04	–	2.01	29.5
11.45		1,031,138	0.04	–	1.72	10.5

(0.12)		16,051	0.90	–	0.62	17.0
0.68		17,417	0.92	–	1.91	21.6
8.87		18,098	0.91	–	1.00	9.9
22.20		16,286	0.91	–	1.19	29.5
10.49		17,885	0.91	–	0.84	10.5

(0.07)		21,050	0.77	–	0.73	17.0
0.82		23,189	0.79	–	2.51	21.6
8.98		31,670	0.78	–	1.09	9.9
22.39		29,353	0.78	–	1.35	29.5
10.64		21,922	0.78	–	1.04	10.5

0.09		77,168	0.59	–	0.90	17.0
1.03		76,536	0.61	–	2.26	21.6
9.20		78,959	0.60	–	1.19	9.9
22.59		68,416	0.60	–	1.43	29.5
10.73		52,457	0.60	–	1.26	10.5

0.35		64,127	0.40	–	1.11	17.0
1.22		66,438	0.42	–	2.74	21.6
9.33		73,607	0.41	–	1.53	9.9
22.93		69,616	0.41	–	1.60	29.5
10.91		57,975	0.41	–	1.30	10.5

0.45		155,397	0.28	–	1.25	17.0
1.35		170,071	0.30	–	2.38	21.6
9.54		163,844	0.29	–	1.47	9.9
22.91		133,924	0.29	–	1.76	29.5
11.19		90,201	0.29	–	1.48	10.5

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	Excludes expense reimbursement from Manager and/or Distributor.
(d)	Total return is calculated without the contingent deferred sales charge.

See accompanying notes.

		FINANCIAL HIGHLIGHTS
		PRINCIPAL FUNDS, INC.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
PRINCIPAL LIFETIME 2055 FUND
Institutional shares
2016	$12.04	$0.15	($0.09)	$0.06	($0.16)	($0.35)	($0.51)	$11.59
2015	12.56	0.28	(0.09)	0.19	(0.33)	(0.38)	(0.71)	12.04
2014	11.98	0.19	0.94	1.13	(0.21)	(0.34)	(0.55)	12.56
2013	10.02	0.19	2.09	2.28	(0.21)	(0.11)	(0.32)	11.98
2012	9.22	0.14	0.87	1.01	(0.17)	(0.04)	(0.21)	10.02
R-1 shares
2016	11.66	0.05	(0.09)	(0.04)	(0.06)	(0.35)	(0.41)	11.21
2015	12.20	0.21	(0.12)	0.09	(0.25)	(0.38)	(0.63)	11.66
2014	11.66	0.11	0.89	1.00	(0.12)	(0.34)	(0.46)	12.20
2013	9.78	0.13	2.00	2.13	(0.14)	(0.11)	(0.25)	11.66
2012	9.01	0.07	0.85	0.92	(0.11)	(0.04)	(0.15)	9.78
R-2 shares
2016	11.70	0.07	(0.10)	(0.03)	(0.08)	(0.35)	(0.43)	11.24
2015	12.23	0.19	(0.08)	0.11	(0.26)	(0.38)	(0.64)	11.70
2014	11.70	0.09	0.92	1.01	(0.14)	(0.34)	(0.48)	12.23
2013	9.81	0.13	2.03	2.16	(0.16)	(0.11)	(0.27)	11.70
2012	9.02	0.06	0.87	0.93	(0.10)	(0.04)	(0.14)	9.81
R-3 shares
2016	11.77	0.09	(0.09)	–	(0.10)	(0.35)	(0.45)	11.32
2015	12.31	0.22	(0.10)	0.12	(0.28)	(0.38)	(0.66)	11.77
2014	11.77	0.12	0.92	1.04	(0.16)	(0.34)	(0.50)	12.31
2013	9.86	0.12	2.07	2.19	(0.17)	(0.11)	(0.28)	11.77
2012	9.08	0.08	0.87	0.95	(0.13)	(0.04)	(0.17)	9.86
R-4 shares
2016	11.85	0.10	(0.08)	0.02	(0.12)	(0.35)	(0.47)	11.40
2015	12.39	0.29	(0.15)	0.14	(0.30)	(0.38)	(0.68)	11.85
2014	11.83	0.15	0.93	1.08	(0.18)	(0.34)	(0.52)	12.39
2013	9.91	0.15	2.06	2.21	(0.18)	(0.11)	(0.29)	11.83
2012	9.12	0.11	0.86	0.97	(0.14)	(0.04)	(0.18)	9.91
R-5 shares
2016	11.89	0.11	(0.07)	0.04	(0.13)	(0.35)	(0.48)	11.45
2015	12.42	0.28	(0.12)	0.16	(0.31)	(0.38)	(0.69)	11.89
2014	11.86	0.16	0.93	1.09	(0.19)	(0.34)	(0.53)	12.42
2013	9.93	0.15	2.08	2.23	(0.19)	(0.11)	(0.30)	11.86
2012	9.15	0.10	0.87	0.97	(0.15)	(0.04)	(0.19)	9.93

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

				Ratio of Net
		Ratio of Expenses		Investment Income
	Net Assets, End of	to Average Net		to Average Net	Portfolio
Total Return	Period (in thousands)	Assets(b)		Assets	Turnover Rate

0.61%	$234,603	0.04%		1.29%	11.5%
1.63	169,883	0.07	(c)	2.32	22.4
9.78	127,374	0.07	(c)	1.60	8.6
23.32	84,497	0.09	(c)	1.77	29.1
11.27	47,528	0.08	(c)	1.46	15.1

(0.20)	2,723	0.90	(c)	0.43	11.5
0.75	2,254	0.93	(c)	1.74	22.4
8.87	1,861	0.93	(c)	0.94	8.6
22.21	1,453	0.93	(c)	1.21	29.1
10.36	1,148	0.94	(c)	0.79	15.1

(0.10)	2,743	0.77	(c)	0.62	11.5
0.95	2,398	0.80	(c)	1.64	22.4
8.92	1,751	0.80	(c)	0.75	8.6
22.47	1,142	0.80	(c)	1.26	29.1
10.43	715	0.81	(c)	0.59	15.1

0.16	21,628	0.59	(c)	0.79	11.5
1.01	16,439	0.62	(c)	1.81	22.4
9.18	11,168	0.62	(c)	1.04	8.6
22.65	7,790	0.62	(c)	1.13	29.1
10.69	3,765	0.63	(c)	0.83	15.1

0.28	15,452	0.40	(c)	0.89	11.5
1.18	11,748	0.43	(c)	2.38	22.4
9.44	10,401	0.43	(c)	1.27	8.6
22.84	6,590	0.43	(c)	1.37	29.1
10.89	3,511	0.44	(c)	1.18	15.1

0.44	28,139	0.28	(c)	1.02	11.5
1.37	19,662	0.31	(c)	2.31	22.4
9.54	18,911	0.31	(c)	1.29	8.6
23.01	11,694	0.31	(c)	1.36	29.1
10.91	4,519	0.32	(c)	1.07	15.1

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	Reflects Manager's contractual expense limit.

See accompanying notes.

			FINANCIAL HIGHLIGHTS
			PRINCIPAL FUNDS, INC.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
		Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
		of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
PRINCIPAL LIFETIME 2060 FUND
Class J shares
2016		$12.19	$0.12	($0.09)	$0.03	($0.13)	($0.23)	($0.36)	$11.86
2015		12.36	0.20	(0.06)	0.14	(0.30)	(0.01)	(0.31)	12.19
2014		11.50	0.10	0.97	1.07	(0.19)	(0.02)	(0.21)	12.36
2013	(e)	10.00	–	1.50	1.50	–	–	–	11.50
Institutional shares
2016		12.26	0.15	(0.09)	0.06	(0.16)	(0.23)	(0.39)	11.93
2015		12.41	0.23	(0.05)	0.18	(0.32)	(0.01)	(0.33)	12.26
2014		11.52	0.03	1.08	1.11	(0.20)	(0.02)	(0.22)	12.41
2013	(e)	10.00	0.02	1.50	1.52	–	–	–	11.52
R-1 shares
2016		12.03	0.02	(0.06)	(0.04)	(0.09)	(0.23)	(0.32)	11.67
2015		12.23	0.10	(0.02)	0.08	(0.27)	(0.01)	(0.28)	12.03
2014		11.45	(0.05)	1.05	1.00	(0.20)	(0.02)	(0.22)	12.23
2013	(e)	10.00	(0.04)	1.49	1.45	–	–	–	11.45
R-2 shares
2016		12.06	0.06	(0.08)	(0.02)	(0.09)	(0.23)	(0.32)	11.72
2015		12.26	0.14	(0.05)	0.09	(0.28)	(0.01)	(0.29)	12.06
2014		11.46	(0.04)	1.06	1.02	(0.20)	(0.02)	(0.22)	12.26
2013	(e)	10.00	(0.03)	1.49	1.46	–	–	–	11.46
R-3 shares
2016		12.15	0.09	(0.08)	0.01	(0.11)	(0.23)	(0.34)	11.82
2015		12.33	0.18	(0.06)	0.12	(0.29)	(0.01)	(0.30)	12.15
2014		11.50	(0.02)	1.06	1.04	(0.19)	(0.02)	(0.21)	12.33
2013	(e)	10.00	(0.02)	1.52	1.50	–	–	–	11.50
R-4 shares
2016		12.16	0.13	(0.10)	0.03	(0.13)	(0.23)	(0.36)	11.83
2015		12.33	0.22	(0.08)	0.14	(0.30)	(0.01)	(0.31)	12.16
2014		11.49	(0.01)	1.07	1.06	(0.20)	(0.02)	(0.22)	12.33
2013	(e)	10.00	(0.01)	1.50	1.49	–	–	–	11.49
R-5 shares
2016		12.19	0.13	(0.10)	0.03	(0.13)	(0.23)	(0.36)	11.86
2015		12.36	0.21	(0.06)	0.15	(0.31)	(0.01)	(0.32)	12.19
2014		11.50	–	1.08	1.08	(0.20)	(0.02)	(0.22)	12.36
2013	(e)	10.00	–	1.50	1.50	–	–	–	11.50

See accompanying notes.

					FINANCIAL HIGHLIGHTS (Continued)
					PRINCIPAL FUNDS, INC.

					Ratio of Net
			Ratio of Expenses		Investment Income
		Net Assets, End of	to Average Net		to Average Net		Portfolio
Total Return		Period (in thousands)	Assets(b)		Assets		Turnover Rate

0.26	%(c)	$5,164	0.39	%(d)	1.06%		15.2%
1.16	(c)	4,487	0.41	(d)	1.59		24.5
9.38	(c)	2,226	0.41	(d)	0.84		16.2
15.00 (c)	,(f)	662	0.41 (d)	,(g)	(0.04	) (g)	42.5	(g)

0.51		131,082	0.05	(d)	1.25		15.2
1.49		87,981	0.09	(d)	1.87		24.5
9.75		39,465	0.13	(d)	0.22		16.2
15.20	(f)	13	0.13 (d)	,(g)	0.25	(g)	42.5	(g)

(0.32)		1,099	0.91	(d)	0.20		15.2
0.67		533	0.94	(d)	0.85		24.5
8.83		193	0.96	(d)	(0.43)		16.2
14.50	(f)	11	0.96 (d)	,(g)	(0.59	) (g)	42.5	(g)

(0.14)		947	0.78	(d)	0.53		15.2
0.77		699	0.81	(d)	1.19		24.5
9.00		254	0.83	(d)	(0.33)		16.2
14.60	(f)	11	0.83 (d)	,(g)	(0.46	) (g)	42.5	(g)

0.07		5,126	0.60	(d)	0.78		15.2
0.95		3,746	0.63	(d)	1.45		24.5
9.14		2,073	0.65	(d)	(0.17)		16.2
15.00	(f)	69	0.65 (d)	,(g)	(0.26	) (g)	42.5	(g)

0.25		4,573	0.41	(d)	1.08		15.2
1.15		3,335	0.44	(d)	1.79		24.5
9.33		1,670	0.46	(d)	(0.07)		16.2
14.90	(f)	11	0.46 (d)	,(g)	(0.10	) (g)	42.5	(g)

0.31		7,534	0.29	(d)	1.11		15.2
1.25		6,627	0.32	(d)	1.69		24.5
9.50		2,756	0.34	(d)	0.03		16.2
15.00	(f)	12	0.34 (d)	,(g)	0.02	(g)	42.5	(g)

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Reflects Manager's contractual expense limit.
(e)	Period from March 1, 2013, date operations commenced, through October 31, 2013.
(f)	Total return amounts have not been annualized.
(g)	Computed on an annualized basis.

See accompanying notes.

			FINANCIAL HIGHLIGHTS
			PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):
		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
		Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
		of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
PRINCIPAL LIFETIME HYBRID 2015 FUND
Institutional shares
2016		$9.86	$0.16	$0.19	$0.35	($0.15)	$–	($0.15)	$10.06
2015		10.14	0.05	0.13	0.18	(0.46)	–	(0.46)	9.86
2014	(c)	10.00	–	0.14	0.14	–	–	–	10.14
R-6 shares
2016		9.86	0.19	0.16	0.35	(0.15)	–	(0.15)	10.06
2015	(f)	9.51	0.01	0.34	0.35	–	–	–	9.86
PRINCIPAL LIFETIME HYBRID 2020 FUND
Institutional shares
2016		9.93	0.15	0.19	0.34	(0.16)	–	(0.16)	10.11
2015		10.18	0.04	0.18	0.22	(0.47)	–	(0.47)	9.93
2014	(c)	10.00	–	0.18	0.18	–	–	–	10.18
R-6 shares
2016		9.92	0.19	0.16	0.35	(0.16)	–	(0.16)	10.11
2015	(f)	9.48	0.01	0.43	0.44	–	–	–	9.92
PRINCIPAL LIFETIME HYBRID 2025 FUND
Institutional shares
2016		9.97	0.10	0.23	0.33	(0.17)	(0.01)	(0.18)	10.12
2015		10.20	0.03	0.22	0.25	(0.48)	–	(0.48)	9.97
2014	(c)	10.00	–	0.20	0.20	–	–	–	10.20
R-6 shares
2016		9.97	0.18	0.16	0.34	(0.17)	(0.01)	(0.18)	10.13
2015	(f)	9.46	0.01	0.50	0.51	–	–	–	9.97
PRINCIPAL LIFETIME HYBRID 2030 FUND
Institutional shares
2016		9.99	0.14	0.19	0.33	(0.16)	–	(0.16)	10.16
2015		10.21	0.02	0.24	0.26	(0.48)	–	(0.48)	9.99
2014	(c)	10.00	–	0.21	0.21	–	–	–	10.21
R-6 shares
2016		9.99	0.18	0.15	0.33	(0.16)	–	(0.16)	10.16
2015	(f)	9.43	–	0.56	0.56	–	–	–	9.99
PRINCIPAL LIFETIME HYBRID 2035 FUND
Institutional shares
2016		10.02	0.10	0.22	0.32	(0.16)	–	(0.16)	10.18
2015		10.22	0.01	0.26	0.27	(0.47)	–	(0.47)	10.02
2014	(c)	10.00	–	0.22	0.22	–	–	–	10.22
R-6 shares
2016		10.02	0.17	0.15	0.32	(0.16)	–	(0.16)	10.18
2015	(f)	9.41	–	0.61	0.61	–	–	–	10.02
PRINCIPAL LIFETIME HYBRID 2040 FUND
Institutional shares
2016		10.04	0.13	0.19	0.32	(0.16)	–	(0.16)	10.20
2015		10.23	0.02	0.26	0.28	(0.47)	–	(0.47)	10.04
2014	(c)	10.00	–	0.23	0.23	–	–	–	10.23
R-6 shares
2016		10.04	0.17	0.15	0.32	(0.16)	–	(0.16)	10.20
2015	(f)	9.39	–	0.65	0.65	–	–	–	10.04

See accompanying notes.

					FINANCIAL HIGHLIGHTS (Continued)
					PRINCIPAL FUNDS, INC.

					Ratio of Net
			Ratio of Expenses		Investment Income
		Net Assets, End of	to Average Net		to Average Net		Portfolio
Total Return		Period (in thousands)	Assets(g)		Assets		Turnover Rate

3.67%		$12,207	0.05	%(b)	1.62%		27.7%
1.79		7,686	0.06	(b)	0.53		20.9
1.40	(d)	10	0.06 (b)	,(e)	0.36	(e)	0.0	(e)

3.67		11	0.02	(b)	1.92		27.7
3.68	(d)	10	0.03 (b)	,(e)	0.56	(e)	20.9	(e)

3.48		43,541	0.05	(b)	1.51		14.7
2.18		23,438	0.06	(b)	0.40		40.7
1.80	(d)	10	0.06 (b)	,(e)	0.31	(e)	0.0	(e)

3.58		11	0.02	(b)	1.90		14.7
4.64	(d)	10	0.03 (b)	,(e)	0.45	(e)	40.7	(e)

3.32		12,863	0.05	(b)	0.98		25.5
2.51		2,706	0.06	(b)	0.33		89.0
2.00	(d)	10	0.06 (b)	,(e)	0.24	(e)	0.0	(e)

3.42		11	0.02	(b)	1.86		25.5
5.39	(d)	11	0.03 (b)	,(e)	0.32	(e)	89.0	(e)

3.41		45,779	0.05	(b)	1.42		12.1
2.57		25,108	0.06	(b)	0.21		27.3
2.10	(d)	10	0.06 (b)	,(e)	0.21	(e)	0.0	(e)

3.41		11	0.02	(b)	1.79		12.1
5.94	(d)	11	0.03 (b)	,(e)	0.23	(e)	27.3	(e)

3.29		9,871	0.05	(b)	1.04		24.6
2.74		3,215	0.06	(b)	0.14		18.9
2.20	(d)	10	0.06 (b)	,(e)	0.20	(e)	0.0	(e)

3.29		11	0.02	(b)	1.71		24.6
6.48	(d)	11	0.03 (b)	,(e)	0.11	(e)	18.9	(e)

3.27		23,771	0.05	(b)	1.36		13.0
2.83		13,492	0.06	(b)	0.17		36.5
2.30	(d)	10	0.06 (b)	,(e)	0.16	(e)	0.0	(e)

3.27		11	0.02	(b)	1.70		13.0
6.92	(d)	11	0.03 (b)	,(e)	0.11	(e)	36.5	(e)

(a)	Calculated based on average shares outstanding during the period.
(b)	Reflects Manager's contractual expense limit.
(c)	Period from September 30, 2014, date operations commenced, through October 31, 2014.
(d)	Total return amounts have not been annualized.
(e)	Computed on an annualized basis.
(f)	Period from August 24, 2015, date operations commenced, through October 31, 2015.
(g)	Does not include expenses of the investment companies in which the Fund invests.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Total
		Value,	Investment	and Unrealized	Total From	from Net	Dividends	Net Asset
		Beginning	Income	Gain (Loss) on	Investment	Investment	and	Value, End
		of Period	(Loss)(a)	Investments	Operations	Income	Distributions	of Period
PRINCIPAL LIFETIME HYBRID 2045 FUND
Institutional shares
2016		$10.03	$0.11	$0.20	$0.31	($0.16)	($0.16)	$10.18
2015		10.23	0.02	0.25	0.27	(0.47)	(0.47)	10.03
2014	(c)	10.00	–	0.23	0.23	–	–	10.23
R-6 shares
2016		10.03	0.17	0.14	0.31	(0.16)	(0.16)	10.18
2015	(f)	9.34	–	0.69	0.69	–	–	10.03
PRINCIPAL LIFETIME HYBRID 2050 FUND
Institutional shares
2016		10.06	0.14	0.17	0.31	(0.16)	(0.16)	10.21
2015		10.24	0.02	0.27	0.29	(0.47)	(0.47)	10.06
2014	(c)	10.00	–	0.24	0.24	–	–	10.24
R-6 shares
2016		10.06	0.17	0.14	0.31	(0.16)	(0.16)	10.21
2015	(f)	9.34	–	0.72	0.72	–	–	10.06
PRINCIPAL LIFETIME HYBRID 2055 FUND
Institutional shares
2016		10.06	0.08	0.24	0.32	(0.16)	(0.16)	10.22
2015		10.24	0.06	0.23	0.29	(0.47)	(0.47)	10.06
2014	(c)	10.00	–	0.24	0.24	–	–	10.24
R-6 shares
2016		10.06	0.17	0.16	0.33	(0.16)	(0.16)	10.23
2015	(f)	9.33	–	0.73	0.73	–	–	10.06
PRINCIPAL LIFETIME HYBRID 2060 FUND
Institutional shares
2016		10.06	0.08	0.24	0.32	(0.16)	(0.16)	10.22
2015		10.24	0.41	(0.12)	0.29	(0.47)	(0.47)	10.06
2014	(c)	10.00	–	0.24	0.24	–	–	10.24
R-6 shares
2016		10.06	0.17	0.16	0.33	(0.16)	(0.16)	10.23
2015	(f)	9.33	–	0.73	0.73	–	–	10.06
PRINCIPAL LIFETIME HYBRID INCOME FUND
Institutional shares
2016		9.82	0.16	0.20	0.36	(0.14)	(0.14)	10.04
2015		10.10	0.12	0.03	0.15	(0.43)	(0.43)	9.82
2014	(c)	10.00	–	0.10	0.10	–	–	10.10
R-6 shares
2016		9.82	0.20	0.17	0.37	(0.14)	(0.14)	10.05
2015	(f)	9.66	0.02	0.14	0.16	–	–	9.82

See accompanying notes.

					FINANCIAL HIGHLIGHTS (Continued)
					PRINCIPAL FUNDS, INC.

					Ratio of Net
			Ratio of Expenses		Investment Income
		Net Assets, End of	to Average Net		to Average Net		Portfolio
Total Return		Period (in thousands)	Assets(g)		Assets		Turnover Rate

3.18%		$6,226	0.05	%(b)	1.10%		11.4%
2.70		1,895	0.06	(b)	0.19		19.3
2.30	(d)	10	0.06 (b)	,(e)	0.10	(e)	0.0	(e)

3.18		11	0.02	(b)	1.73		11.4
7.39	(d)	10	0.03 (b)	,(e)	0.12	(e)	19.3	(e)

3.16		12,592	0.05	(b)	1.40		12.2
2.90		7,536	0.06	(b)	0.23		9.6
2.40	(d)	10	0.06 (b)	,(e)	0.08	(e)	0.0	(e)

3.16		11	0.02	(b)	1.71		12.2
7.71	(d)	11	0.03 (b)	,(e)	0.12	(e)	9.6	(e)

3.25		1,903	0.05	(b)	0.81		20.1
2.88		352	0.06	(b)	0.64		49.9
2.40	(d)	10	0.06 (b)	,(e)	0.06	(e)	0.0	(e)

3.35		11	0.02	(b)	1.73		20.1
7.82	(d)	11	0.03 (b)	,(e)	0.12	(e)	49.9	(e)

3.27		440	0.05	(b)	0.84		21.8
2.88		129	0.06	(b)	4.06		70.5
2.40	(d)	10	0.06 (b)	,(e)	0.06	(e)	0.0	(e)

3.37		11	0.02	(b)	1.73		21.8
7.82	(d)	11	0.03 (b)	,(e)	0.12	(e)	70.5	(e)

3.79		8,773	0.05	(b)	1.58		25.5
1.54		2,804	0.06	(b)	1.18		116.2
1.00	(d)	10	0.06 (b)	,(e)	0.50	(e)	0.0	(e)

3.90		11	0.02	(b)	2.03		25.5
1.66	(d)	10	0.03 (b)	,(e)	0.85	(e)	116.2	(e)

(a)	Calculated based on average shares outstanding during the period.
(b)	Reflects Manager's contractual expense limit.
(c)	Period from September 30, 2014, date operations commenced, through October 31, 2014.
(d)	Total return amounts have not been annualized.
(e)	Computed on an annualized basis.
(f)	Period from August 24, 2015, date operations commenced, through October 31, 2015.
(g)	Does not include expenses of the investment companies in which the Fund invests.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Total
	Value,	Investment	and Unrealized	Total From	from Net	Dividends	Net Asset
	Beginning	Income	Gain(Loss) on	Investment	Investment	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Distributions	of Period
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
Class J shares
2016	$11.96	$0.21	$0.19	$0.40	($0.21)	($0.21)	$12.15
2015	12.17	0.22	(0.21)	0.01	(0.22)	(0.22)	11.96
2014	11.81	0.23	0.35	0.58	(0.22)	(0.22)	12.17
2013	11.47	0.26	0.34	0.60	(0.26)	(0.26)	11.81
2012	10.89	0.21	0.64	0.85	(0.27)	(0.27)	11.47
Institutional shares
2016	12.04	0.24	0.19	0.43	(0.25)	(0.25)	12.22
2015	12.25	0.27	(0.22)	0.05	(0.26)	(0.26)	12.04
2014	11.89	0.27	0.35	0.62	(0.26)	(0.26)	12.25
2013	11.55	0.30	0.34	0.64	(0.30)	(0.30)	11.89
2012	10.96	0.25	0.66	0.91	(0.32)	(0.32)	11.55
R-1 shares
2016	11.97	0.14	0.19	0.33	(0.12)	(0.12)	12.18
2015	12.17	0.17	(0.23)	(0.06)	(0.14)	(0.14)	11.97
2014	11.81	0.17	0.34	0.51	(0.15)	(0.15)	12.17
2013	11.46	0.20	0.34	0.54	(0.19)	(0.19)	11.81
2012	10.87	0.17	0.63	0.80	(0.21)	(0.21)	11.46
R-2 shares
2016	11.98	0.16	0.18	0.34	(0.14)	(0.14)	12.18
2015	12.18	0.18	(0.23)	(0.05)	(0.15)	(0.15)	11.98
2014	11.82	0.17	0.36	0.53	(0.17)	(0.17)	12.18
2013	11.47	0.22	0.34	0.56	(0.21)	(0.21)	11.82
2012	10.89	0.17	0.64	0.81	(0.23)	(0.23)	11.47
R-3 shares
2016	11.90	0.18	0.18	0.36	(0.17)	(0.17)	12.09
2015	12.10	0.21	(0.23)	(0.02)	(0.18)	(0.18)	11.90
2014	11.75	0.20	0.34	0.54	(0.19)	(0.19)	12.10
2013	11.42	0.22	0.35	0.57	(0.24)	(0.24)	11.75
2012	10.83	0.18	0.66	0.84	(0.25)	(0.25)	11.42
R-4 shares
2016	11.94	0.20	0.18	0.38	(0.20)	(0.20)	12.12
2015	12.14	0.24	(0.23)	0.01	(0.21)	(0.21)	11.94
2014	11.79	0.23	0.34	0.57	(0.22)	(0.22)	12.14
2013	11.44	0.25	0.35	0.60	(0.25)	(0.25)	11.79
2012	10.87	0.23	0.62	0.85	(0.28)	(0.28)	11.44
R-5 shares
2016	12.01	0.22	0.18	0.40	(0.21)	(0.21)	12.20
2015	12.22	0.23	(0.21)	0.02	(0.23)	(0.23)	12.01
2014	11.86	0.23	0.36	0.59	(0.23)	(0.23)	12.22
2013	11.52	0.27	0.34	0.61	(0.27)	(0.27)	11.86
2012	10.93	0.22	0.66	0.88	(0.29)	(0.29)	11.52

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

					Ratio of Net
			Ratio of Expenses	Ratio of Gross	Investment Income
		Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return		Period (in thousands)	Assets(b)	Net Assets(b),(c)	Assets	Turnover Rate

3.42%	(d)	$80,677	0.26%	0.29%	1.80%	18.2%
0.08	(d)	81,357	0.36	0.39	1.84	36.8
5.02	(d)	77,956	0.37	0.41	1.88	26.8
5.30	(d)	73,093	0.37	0.57	2.22	14.6
8.05	(d)	70,563	0.42	0.62	1.91	31.1

3.63		491,823	0.04	–	2.02	18.2
0.40		505,216	0.05	–	2.23	36.8
5.33		573,524	0.04	–	2.21	26.8
5.64		543,521	0.04	–	2.57	14.6
8.52		551,533	0.04	–	2.25	31.1

2.83		4,187	0.91	–	1.20	18.2
(0.51)		5,467	0.92	–	1.43	36.8
4.40		7,563	0.92	–	1.46	26.8
4.79		9,473	0.91	–	1.77	14.6
7.55		10,740	0.92	–	1.51	31.1

2.90		6,161	0.78	–	1.30	18.2
(0.40)		7,320	0.79	–	1.46	36.8
4.54		9,709	0.79	–	1.46	26.8
4.93		9,572	0.78	–	1.93	14.6
7.63		11,148	0.79	–	1.57	31.1

3.11		26,646	0.60	–	1.48	18.2
(0.14)		29,146	0.61	–	1.71	36.8
4.68		35,215	0.61	–	1.68	26.8
5.04		38,997	0.60	–	1.95	14.6
7.97		39,193	0.61	–	1.66	31.1

3.23		15,566	0.41	–	1.69	18.2
0.07		16,252	0.42	–	1.98	36.8
4.89		21,059	0.42	–	1.93	26.8
5.33		22,865	0.41	–	2.18	14.6
8.01		24,227	0.42	–	2.08	31.1

3.43		40,472	0.29	–	1.82	18.2
0.15		45,434	0.30	–	1.92	36.8
5.08		48,096	0.30	–	1.93	26.8
5.39		45,658	0.29	–	2.34	14.6
8.26		43,874	0.30	–	2.00	31.1

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	Excludes expense reimbursement from Manager and/or Distributor.
(d)	Total return is calculated without the contingent deferred sales charge.

See accompanying notes.

		FINANCIAL HIGHLIGHTS
		PRINCIPAL FUNDS, INC.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
REAL ESTATE SECURITIES FUND
Class J shares
2016	$22.65	$0.28	$0.84	$1.12	($0.32)	($1.26)	($1.58)	$22.19
2015	21.70	0.28	1.15	1.43	(0.26)	(0.22)	(0.48)	22.65
2014	21.18	0.19	3.54	3.73	(0.30)	(2.91)	(3.21)	21.70
2013	19.14	0.29	1.97	2.26	(0.22)	–	(0.22)	21.18
2012	17.05	0.18	2.04	2.22	(0.13)	–	(0.13)	19.14
Institutional shares
2016	23.24	0.34	0.88	1.22	(0.37)	(1.26)	(1.63)	22.83
2015	22.26	0.35	1.19	1.54	(0.34)	(0.22)	(0.56)	23.24
2014	21.64	0.26	3.64	3.90	(0.37)	(2.91)	(3.28)	22.26
2013	19.54	0.39	2.02	2.41	(0.31)	–	(0.31)	21.64
2012	17.41	0.28	2.07	2.35	(0.22)	–	(0.22)	19.54
R-1 shares
2016	22.98	0.14	0.86	1.00	(0.19)	(1.26)	(1.45)	22.53
2015	22.01	0.17	1.17	1.34	(0.15)	(0.22)	(0.37)	22.98
2014	21.43	0.10	3.60	3.70	(0.21)	(2.91)	(3.12)	22.01
2013	19.36	0.21	1.99	2.20	(0.13)	–	(0.13)	21.43
2012	17.25	0.12	2.06	2.18	(0.07)	–	(0.07)	19.36
R-2 shares
2016	22.26	0.17	0.83	1.00	(0.22)	(1.26)	(1.48)	21.78
2015	21.34	0.19	1.14	1.33	(0.19)	(0.22)	(0.41)	22.26
2014	20.88	0.12	3.49	3.61	(0.24)	(2.91)	(3.15)	21.34
2013	18.87	0.23	1.94	2.17	(0.16)	–	(0.16)	20.88
2012	16.82	0.14	2.01	2.15	(0.10)	–	(0.10)	18.87
R-3 shares
2016	22.73	0.22	0.85	1.07	(0.26)	(1.26)	(1.52)	22.28
2015	21.79	0.23	1.16	1.39	(0.23)	(0.22)	(0.45)	22.73
2014	21.25	0.16	3.56	3.72	(0.27)	(2.91)	(3.18)	21.79
2013	19.20	0.27	1.98	2.25	(0.20)	–	(0.20)	21.25
2012	17.11	0.17	2.05	2.22	(0.13)	–	(0.13)	19.20
R-4 shares
2016	22.51	0.27	0.83	1.10	(0.29)	(1.26)	(1.55)	22.06
2015	21.58	0.27	1.15	1.42	(0.27)	(0.22)	(0.49)	22.51
2014	21.08	0.20	3.52	3.72	(0.31)	(2.91)	(3.22)	21.58
2013	19.05	0.30	1.97	2.27	(0.24)	–	(0.24)	21.08
2012	16.98	0.21	2.02	2.23	(0.16)	–	(0.16)	19.05
R-5 shares
2016	22.56	0.28	0.85	1.13	(0.33)	(1.26)	(1.59)	22.10
2015	21.62	0.30	1.15	1.45	(0.29)	(0.22)	(0.51)	22.56
2014	21.11	0.22	3.53	3.75	(0.33)	(2.91)	(3.24)	21.62
2013	19.08	0.33	1.96	2.29	(0.26)	–	(0.26)	21.11
2012	17.00	0.23	2.03	2.26	(0.18)	–	(0.18)	19.08

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

					Ratio of Net
			Ratio of Expenses	Ratio of Gross	Investment Income
		Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return		Period (in thousands)	Assets	Net Assets(b)	Assets	Turnover Rate

5.14%	(c)	$190,646	1.13%	1.16%	1.22%	24.8%
6.66	(c)	179,043	1.20	1.23	1.24	26.2
21.39	(c)	182,382	1.27	1.31	0.95	11.1
11.85	(c)	143,710	1.29	1.49	1.41	42.1
13.06	(c)	143,101	1.36	1.55	0.99	44.6

5.42	(d)	1,829,410	0.88	–	1.45	24.8
7.01	(d)	1,458,518	0.89	–	1.53	26.2
21.84		1,247,104	0.90	–	1.30	11.1
12.38		807,558	0.88	–	1.86	42.1
13.55		897,798	0.86	–	1.52	44.6

4.56		8,724	1.70	–	0.62	24.8
6.11		6,976	1.70	–	0.74	26.2
20.87		7,138	1.71	–	0.52	11.1
11.39		6,737	1.71	–	1.00	42.1
12.63		7,692	1.71	–	0.62	44.6

4.70		19,671	1.57	–	0.78	24.8
6.26		16,941	1.57	–	0.87	26.2
21.04		17,507	1.58	–	0.64	11.1
11.54		14,360	1.58	–	1.12	42.1
12.76		15,354	1.58	–	0.76	44.6

4.85	(d)	64,094	1.39	–	0.98	24.8
6.45	(d)	64,026	1.39	–	1.04	26.2
21.26		56,032	1.40	–	0.83	11.1
11.75		47,905	1.40	–	1.30	42.1
12.97		48,924	1.40	–	0.94	44.6

5.12		72,515	1.20	–	1.22	24.8
6.62		93,806	1.20	–	1.20	26.2
21.48		67,466	1.21	–	1.01	11.1
11.97		48,216	1.21	–	1.47	42.1
13.16		40,509	1.21	–	1.13	44.6

5.21		175,640	1.08	–	1.23	24.8
6.78		146,496	1.08	–	1.36	26.2
21.63		167,195	1.09	–	1.11	11.1
12.08		105,831	1.09	–	1.61	42.1
13.33		107,275	1.09	–	1.26	44.6

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Total return is calculated using the traded net asset value which may differ from the reported net asset value. The traded net asset value is the net asset value which a shareholder would have paid or received from a subscription or redemption.

See accompanying notes.

		FINANCIAL HIGHLIGHTS
		PRINCIPAL FUNDS, INC.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
SAM BALANCED PORTFOLIO
Class J shares
2016	$15.44	$0.24	$0.16	$0.40	($0.24)	($0.98)	($1.22)	$14.62
2015	15.96	0.31	(0.13)	0.18	(0.32)	(0.38)	(0.70)	15.44
2014	15.21	0.26	1.00	1.26	(0.26)	(0.25)	(0.51)	15.96
2013	13.36	0.25	1.87	2.12	(0.27)	–	(0.27)	15.21
2012	12.37	0.25	1.00	1.25	(0.26)	–	(0.26)	13.36
Institutional shares
2016	15.66	0.27	0.17	0.44	(0.26)	(0.98)	(1.24)	14.86
2015	16.19	0.36	(0.14)	0.22	(0.37)	(0.38)	(0.75)	15.66
2014	15.42	0.30	1.03	1.33	(0.31)	(0.25)	(0.56)	16.19
2013	13.54	0.30	1.89	2.19	(0.31)	–	(0.31)	15.42
2012	12.52	0.27	1.05	1.32	(0.30)	–	(0.30)	13.54
R-1 shares
2016	15.63	0.15	0.15	0.30	(0.13)	(0.98)	(1.11)	14.82
2015	16.15	0.23	(0.15)	0.08	(0.22)	(0.38)	(0.60)	15.63
2014	15.39	0.18	1.00	1.18	(0.17)	(0.25)	(0.42)	16.15
2013	13.51	0.19	1.88	2.07	(0.19)	–	(0.19)	15.39
2012	12.50	0.20	1.00	1.20	(0.19)	–	(0.19)	13.51
R-2 shares
2016	15.59	0.15	0.17	0.32	(0.15)	(0.98)	(1.13)	14.78
2015	16.11	0.26	(0.16)	0.10	(0.24)	(0.38)	(0.62)	15.59
2014	15.34	0.20	1.01	1.21	(0.19)	(0.25)	(0.44)	16.11
2013	13.48	0.20	1.87	2.07	(0.21)	–	(0.21)	15.34
2012	12.48	0.20	1.01	1.21	(0.21)	–	(0.21)	13.48
R-3 shares
2016	15.61	0.18	0.17	0.35	(0.18)	(0.98)	(1.16)	14.80
2015	16.14	0.26	(0.13)	0.13	(0.28)	(0.38)	(0.66)	15.61
2014	15.37	0.22	1.02	1.24	(0.22)	(0.25)	(0.47)	16.14
2013	13.50	0.21	1.89	2.10	(0.23)	–	(0.23)	15.37
2012	12.50	0.22	1.01	1.23	(0.23)	–	(0.23)	13.50
R-4 shares
2016	15.64	0.22	0.17	0.39	(0.21)	(0.98)	(1.19)	14.84
2015	16.17	0.33	(0.18)	0.15	(0.30)	(0.38)	(0.68)	15.64
2014	15.40	0.26	1.01	1.27	(0.25)	(0.25)	(0.50)	16.17
2013	13.52	0.24	1.90	2.14	(0.26)	–	(0.26)	15.40
2012	12.52	0.23	1.03	1.26	(0.26)	–	(0.26)	13.52
R-5 shares
2016	15.65	0.23	0.17	0.40	(0.23)	(0.98)	(1.21)	14.84
2015	16.17	0.33	(0.14)	0.19	(0.33)	(0.38)	(0.71)	15.65
2014	15.40	0.25	1.04	1.29	(0.27)	(0.25)	(0.52)	16.17
2013	13.52	0.26	1.89	2.15	(0.27)	–	(0.27)	15.40
2012	12.52	0.25	1.02	1.27	(0.27)	–	(0.27)	13.52

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

					Ratio of Net
			Ratio of Expenses	Ratio of Gross	Investment Income
		Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return		Period (in thousands)	Assets(b)	Net Assets(b),(c)	Assets	Turnover Rate

2.92%	(d)	$1,008,439	0.50%	0.53%	1.64%	17.1%
1.20	(d)	994,998	0.57	0.60	1.98	27.6
8.50	(d)	981,860	0.61	0.65	1.66	3.3
16.07	(d)	864,184	0.63	0.83	1.78	16.9
10.24	(d)	675,382	0.68	0.88	1.92	9.6

3.19		763,306	0.31	–	1.84	17.1
1.39		782,696	0.31	–	2.25	27.6
8.83		787,845	0.31	–	1.91	3.3
16.42		719,100	0.33	0.33	2.11	16.9
10.71		612,372	0.35	0.35	2.06	9.6

2.23		2,795	1.19	–	1.01	17.1
0.54		3,689	1.19	–	1.45	27.6
7.86		4,602	1.19	–	1.15	3.3
15.45		4,303	1.20	–	1.29	16.9
9.67		4,166	1.22	–	1.52	9.6

2.37		4,805	1.06	–	1.06	17.1
0.64		5,570	1.06	–	1.65	27.6
8.07		9,335	1.06	–	1.28	3.3
15.51		9,478	1.07	–	1.36	16.9
9.83		9,131	1.09	–	1.50	9.6

2.57		72,364	0.88	–	1.25	17.1
0.83		68,091	0.88	–	1.66	27.6
8.25		61,467	0.88	–	1.42	3.3
15.77		64,428	0.89	–	1.46	16.9
9.99		43,574	0.91	–	1.65	9.6

2.80		31,676	0.69	–	1.53	17.1
0.99		40,322	0.69	–	2.08	27.6
8.44		56,036	0.69	–	1.63	3.3
16.03		48,779	0.70	–	1.66	16.9
10.16		31,774	0.72	–	1.77	9.6

2.87		68,810	0.57	–	1.57	17.1
1.20		76,846	0.57	–	2.05	27.6
8.57		115,255	0.57	–	1.61	3.3
16.16		86,523	0.58	–	1.83	16.9
10.29		69,681	0.60	–	1.94	9.6

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Portfolio invests.
(c)	Excludes expense reimbursement from Manager and/or Distributor.
(d)	Total return is calculated without the contingent deferred sales charge.

See accompanying notes.

		FINANCIAL HIGHLIGHTS
		PRINCIPAL FUNDS, INC.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
SAM CONSERVATIVE BALANCED PORTFOLIO
Class J shares
2016	$11.91	$0.25	$0.11	$0.36	($0.24)	($0.47)	($0.71)	$11.56
2015	12.27	0.27	(0.15)	0.12	(0.28)	(0.20)	(0.48)	11.91
2014	11.92	0.25	0.58	0.83	(0.25)	(0.23)	(0.48)	12.27
2013	11.10	0.25	0.89	1.14	(0.26)	(0.06)	(0.32)	11.92
2012	10.46	0.26	0.69	0.95	(0.26)	(0.05)	(0.31)	11.10
Institutional shares
2016	11.94	0.27	0.11	0.38	(0.26)	(0.47)	(0.73)	11.59
2015	12.31	0.30	(0.16)	0.14	(0.31)	(0.20)	(0.51)	11.94
2014	11.96	0.29	0.57	0.86	(0.28)	(0.23)	(0.51)	12.31
2013	11.13	0.28	0.90	1.18	(0.29)	(0.06)	(0.35)	11.96
2012	10.48	0.29	0.71	1.00	(0.30)	(0.05)	(0.35)	11.13
R-1 shares
2016	11.90	0.18	0.10	0.28	(0.16)	(0.47)	(0.63)	11.55
2015	12.27	0.19	(0.15)	0.04	(0.21)	(0.20)	(0.41)	11.90
2014	11.91	0.21	0.55	0.76	(0.17)	(0.23)	(0.40)	12.27
2013	11.10	0.18	0.88	1.06	(0.19)	(0.06)	(0.25)	11.91
2012	10.45	0.21	0.70	0.91	(0.21)	(0.05)	(0.26)	11.10
R-2 shares
2016	11.97	0.19	0.12	0.31	(0.18)	(0.47)	(0.65)	11.63
2015	12.33	0.22	(0.17)	0.05	(0.21)	(0.20)	(0.41)	11.97
2014	11.97	0.20	0.58	0.78	(0.19)	(0.23)	(0.42)	12.33
2013	11.15	0.19	0.90	1.09	(0.21)	(0.06)	(0.27)	11.97
2012	10.50	0.23	0.69	0.92	(0.22)	(0.05)	(0.27)	11.15
R-3 shares
2016	11.92	0.21	0.11	0.32	(0.20)	(0.47)	(0.67)	11.57
2015	12.29	0.24	(0.17)	0.07	(0.24)	(0.20)	(0.44)	11.92
2014	11.93	0.22	0.58	0.80	(0.21)	(0.23)	(0.44)	12.29
2013	11.12	0.23	0.87	1.10	(0.23)	(0.06)	(0.29)	11.93
2012	10.47	0.24	0.70	0.94	(0.24)	(0.05)	(0.29)	11.12
R-4 shares
2016	11.93	0.23	0.11	0.34	(0.22)	(0.47)	(0.69)	11.58
2015	12.30	0.26	(0.16)	0.10	(0.27)	(0.20)	(0.47)	11.93
2014	11.95	0.25	0.57	0.82	(0.24)	(0.23)	(0.47)	12.30
2013	11.13	0.23	0.90	1.13	(0.25)	(0.06)	(0.31)	11.95
2012	10.48	0.24	0.72	0.96	(0.26)	(0.05)	(0.31)	11.13
R-5 shares
2016	11.93	0.24	0.12	0.36	(0.24)	(0.47)	(0.71)	11.58
2015	12.30	0.27	(0.16)	0.11	(0.28)	(0.20)	(0.48)	11.93
2014	11.95	0.25	0.58	0.83	(0.25)	(0.23)	(0.48)	12.30
2013	11.13	0.25	0.89	1.14	(0.26)	(0.06)	(0.32)	11.95
2012	10.48	0.27	0.70	0.97	(0.27)	(0.05)	(0.32)	11.13

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

					Ratio of Net
			Ratio of Expenses	Ratio of Gross	Investment Income
		Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return		Period (in thousands)	Assets(b)	Net Assets(b),(c)	Assets	Turnover Rate

3.34%	(d)	$565,441	0.50%	0.53%	2.16%	17.3%
0.98	(d)	538,078	0.58	0.61	2.23	22.7
7.12	(d)	530,582	0.61	0.65	2.07	3.2
10.45	(d)	451,227	0.63	0.84	2.14	13.1
9.31	(d)	340,861	0.69	0.88	2.42	6.8

3.52		318,123	0.32	–	2.32	17.3
1.16		290,780	0.32	–	2.49	22.7
7.40		288,691	0.32	–	2.38	3.2
10.83		268,881	0.34	0.34	2.46	13.1
9.74		236,776	0.35	0.35	2.64	6.8

2.62		2,408	1.19	–	1.56	17.3
0.28		2,927	1.19	–	1.61	22.7
6.54		2,823	1.19	–	1.75	3.2
9.75		4,436	1.20	–	1.60	13.1
8.86		3,753	1.22	–	1.94	6.8

2.80		1,194	1.06	–	1.62	17.3
0.42		1,532	1.06	–	1.79	22.7
6.68		2,756	1.06	–	1.67	3.2
9.93		3,019	1.07	–	1.64	13.1
8.92		2,532	1.09	–	2.17	6.8

2.95		16,869	0.88	–	1.82	17.3
0.59		18,301	0.88	–	2.02	22.7
6.91		21,180	0.88	–	1.82	3.2
10.05		20,157	0.89	–	2.04	13.1
9.18		22,210	0.91	–	2.20	6.8

3.13		15,336	0.69	–	2.02	17.3
0.77		18,067	0.69	–	2.17	22.7
7.02		20,811	0.69	–	2.06	3.2
10.34		17,604	0.70	–	1.99	13.1
9.39		11,581	0.72	–	2.26	6.8

3.26		32,100	0.57	–	2.06	17.3
0.90		28,673	0.57	–	2.21	22.7
7.14		36,356	0.57	–	2.08	3.2
10.48		29,141	0.58	–	2.14	13.1
9.49		18,477	0.60	–	2.46	6.8

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Portfolio invests.
(c)	Excludes expense reimbursement from Manager and/or Distributor.
(d)	Total return is calculated without the contingent deferred sales charge.

See accompanying notes.

		FINANCIAL HIGHLIGHTS
		PRINCIPAL FUNDS, INC.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
SAM CONSERVATIVE GROWTH PORTFOLIO
Class J shares
2016	$17.66	$0.18	$0.13	$0.31	($0.16)	($1.64)	($1.80)	$16.17
2015	18.36	0.30	(0.11)	0.19	(0.31)	(0.58)	(0.89)	17.66
2014	17.08	0.21	1.46	1.67	(0.24)	(0.15)	(0.39)	18.36
2013	14.36	0.21	2.75	2.96	(0.24)	–	(0.24)	17.08
2012	13.15	0.17	1.25	1.42	(0.21)	–	(0.21)	14.36
Institutional shares
2016	17.87	0.22	0.13	0.35	(0.20)	(1.64)	(1.84)	16.38
2015	18.57	0.36	(0.11)	0.25	(0.37)	(0.58)	(0.95)	17.87
2014	17.27	0.27	1.47	1.74	(0.29)	(0.15)	(0.44)	18.57
2013	14.52	0.26	2.78	3.04	(0.29)	–	(0.29)	17.27
2012	13.29	0.20	1.28	1.48	(0.25)	–	(0.25)	14.52
R-1 shares
2016	17.56	0.08	0.12	0.20	(0.03)	(1.64)	(1.67)	16.09
2015	18.26	0.22	(0.13)	0.09	(0.21)	(0.58)	(0.79)	17.56
2014	16.99	0.12	1.44	1.56	(0.14)	(0.15)	(0.29)	18.26
2013	14.29	0.13	2.74	2.87	(0.17)	–	(0.17)	16.99
2012	13.07	0.12	1.23	1.35	(0.13)	–	(0.13)	14.29
R-2 shares
2016	17.57	0.09	0.13	0.22	(0.04)	(1.64)	(1.68)	16.11
2015	18.28	0.27	(0.16)	0.11	(0.24)	(0.58)	(0.82)	17.57
2014	17.01	0.14	1.45	1.59	(0.17)	(0.15)	(0.32)	18.28
2013	14.29	0.13	2.76	2.89	(0.17)	–	(0.17)	17.01
2012	13.08	0.12	1.24	1.36	(0.15)	–	(0.15)	14.29
R-3 shares
2016	17.62	0.12	0.13	0.25	(0.11)	(1.64)	(1.75)	16.12
2015	18.32	0.24	(0.10)	0.14	(0.26)	(0.58)	(0.84)	17.62
2014	17.05	0.18	1.45	1.63	(0.21)	(0.15)	(0.36)	18.32
2013	14.35	0.16	2.76	2.92	(0.22)	–	(0.22)	17.05
2012	13.15	0.15	1.24	1.39	(0.19)	–	(0.19)	14.35
R-4 shares
2016	17.77	0.16	0.13	0.29	(0.13)	(1.64)	(1.77)	16.29
2015	18.48	0.31	(0.14)	0.17	(0.30)	(0.58)	(0.88)	17.77
2014	17.20	0.22	1.44	1.66	(0.23)	(0.15)	(0.38)	18.48
2013	14.46	0.21	2.76	2.97	(0.23)	–	(0.23)	17.20
2012	13.24	0.16	1.27	1.43	(0.21)	–	(0.21)	14.46
R-5 shares
2016	17.74	0.16	0.14	0.30	(0.13)	(1.64)	(1.77)	16.27
2015	18.44	0.33	(0.13)	0.20	(0.32)	(0.58)	(0.90)	17.74
2014	17.16	0.21	1.47	1.68	(0.25)	(0.15)	(0.40)	18.44
2013	14.43	0.22	2.77	2.99	(0.26)	–	(0.26)	17.16
2012	13.21	0.18	1.26	1.44	(0.22)	–	(0.22)	14.43

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

					Ratio of Net
			Ratio of Expenses	Ratio of Gross	Investment Income
		Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return		Period (in thousands)	Assets(b)	Net Assets(b),(c)	Assets	Turnover Rate

2.15%	(d)	$490,030	0.51%	0.54%	1.11%	22.4%
1.14	(d)	496,991	0.59	0.62	1.68	35.6
9.93	(d)	496,391	0.62	0.66	1.19	4.0
20.95	(d)	422,288	0.65	0.85	1.33	20.2
10.94	(d)	313,149	0.70	0.90	1.26	13.1

2.39		471,935	0.32	–	1.35	22.4
1.42		523,817	0.31	–	1.97	35.6
10.23		526,264	0.32	–	1.52	4.0
21.30		487,967	0.33	0.33	1.67	20.2
11.37		401,459	0.34	0.34	1.40	13.1

1.48		2,542	1.19	–	0.49	22.4
0.56		3,158	1.19	–	1.25	35.6
9.28		4,246	1.19	–	0.68	4.0
20.30		4,190	1.20	–	0.83	20.2
10.40		3,657	1.21	–	0.86	13.1

1.58		4,172	1.06	–	0.58	22.4
0.66		5,383	1.06	–	1.49	35.6
9.45		8,556	1.06	–	0.77	4.0
20.45		8,384	1.07	–	0.82	20.2
10.54		5,916	1.08	–	0.90	13.1

1.79		27,286	0.88	–	0.78	22.4
0.84		29,621	0.88	–	1.33	35.6
9.68		26,537	0.88	–	1.02	4.0
20.60		26,667	0.89	–	1.01	20.2
10.76		17,863	0.90	–	1.06	13.1

2.01		15,639	0.69	–	0.99	22.4
1.01		20,164	0.69	–	1.70	35.6
9.83		24,177	0.69	–	1.21	4.0
20.87		21,406	0.70	–	1.31	20.2
10.96		15,442	0.71	–	1.15	13.1

2.10		47,063	0.57	–	1.02	22.4
1.18		47,254	0.57	–	1.81	35.6
9.95		84,381	0.57	–	1.17	4.0
21.04		67,284	0.58	–	1.37	20.2
11.10		47,638	0.59	–	1.32	13.1

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Portfolio invests.
(c)	Excludes expense reimbursement from Manager and/or Distributor.
(d)	Total return is calculated without the contingent deferred sales charge.

See accompanying notes.

		FINANCIAL HIGHLIGHTS
		PRINCIPAL FUNDS, INC.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
SAM FLEXIBLE INCOME PORTFOLIO
Class J shares
2016	$12.12	$0.33	$0.15	$0.48	($0.33)	($0.30)	($0.63)	$11.97
2015	12.55	0.33	(0.30)	0.03	(0.33)	(0.13)	(0.46)	12.12
2014	12.29	0.32	0.45	0.77	(0.32)	(0.19)	(0.51)	12.55
2013	11.91	0.32	0.51	0.83	(0.34)	(0.11)	(0.45)	12.29
2012	11.25	0.35	0.68	1.03	(0.35)	(0.02)	(0.37)	11.91
Institutional shares
2016	12.17	0.35	0.17	0.52	(0.36)	(0.30)	(0.66)	12.03
2015	12.60	0.37	(0.31)	0.06	(0.36)	(0.13)	(0.49)	12.17
2014	12.34	0.36	0.45	0.81	(0.36)	(0.19)	(0.55)	12.60
2013	11.96	0.37	0.50	0.87	(0.38)	(0.11)	(0.49)	12.34
2012	11.29	0.39	0.69	1.08	(0.39)	(0.02)	(0.41)	11.96
R-1 shares
2016	12.13	0.25	0.16	0.41	(0.26)	(0.30)	(0.56)	11.98
2015	12.56	0.26	(0.31)	(0.05)	(0.25)	(0.13)	(0.38)	12.13
2014	12.30	0.25	0.45	0.70	(0.25)	(0.19)	(0.44)	12.56
2013	11.92	0.26	0.50	0.76	(0.27)	(0.11)	(0.38)	12.30
2012	11.25	0.30	0.68	0.98	(0.29)	(0.02)	(0.31)	11.92
R-2 shares
2016	12.16	0.27	0.15	0.42	(0.27)	(0.30)	(0.57)	12.01
2015	12.59	0.27	(0.30)	(0.03)	(0.27)	(0.13)	(0.40)	12.16
2014	12.32	0.27	0.45	0.72	(0.26)	(0.19)	(0.45)	12.59
2013	11.94	0.28	0.50	0.78	(0.29)	(0.11)	(0.40)	12.32
2012	11.27	0.31	0.68	0.99	(0.30)	(0.02)	(0.32)	11.94
R-3 shares
2016	12.15	0.29	0.15	0.44	(0.29)	(0.30)	(0.59)	12.00
2015	12.58	0.30	(0.31)	(0.01)	(0.29)	(0.13)	(0.42)	12.15
2014	12.32	0.29	0.45	0.74	(0.29)	(0.19)	(0.48)	12.58
2013	11.94	0.30	0.50	0.80	(0.31)	(0.11)	(0.42)	12.32
2012	11.27	0.33	0.68	1.01	(0.32)	(0.02)	(0.34)	11.94
R-4 shares
2016	12.16	0.31	0.15	0.46	(0.31)	(0.30)	(0.61)	12.01
2015	12.59	0.33	(0.32)	0.01	(0.31)	(0.13)	(0.44)	12.16
2014	12.32	0.32	0.45	0.77	(0.31)	(0.19)	(0.50)	12.59
2013	11.95	0.31	0.50	0.81	(0.33)	(0.11)	(0.44)	12.32
2012	11.28	0.35	0.69	1.04	(0.35)	(0.02)	(0.37)	11.95
R-5 shares
2016	12.15	0.32	0.17	0.49	(0.33)	(0.30)	(0.63)	12.01
2015	12.58	0.34	(0.31)	0.03	(0.33)	(0.13)	(0.46)	12.15
2014	12.32	0.32	0.46	0.78	(0.33)	(0.19)	(0.52)	12.58
2013	11.94	0.33	0.51	0.84	(0.35)	(0.11)	(0.46)	12.32
2012	11.28	0.36	0.68	1.04	(0.36)	(0.02)	(0.38)	11.94

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

					Ratio of Net
			Ratio of Expenses	Ratio of Gross	Investment Income
		Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return		Period (in thousands)	Assets(b)	Net Assets(b),(c)	Assets	Turnover Rate

4.26%	(d)	$1,024,333	0.51%	0.54%	2.79%	10.4%
0.25	(d)	849,016	0.58	0.61	2.66	17.7
6.43	(d)	723,517	0.61	0.65	2.57	2.2
7.16	(d)	589,349	0.64	0.84	2.69	10.5
9.27	(d)	423,411	0.69	0.89	3.05	5.5

4.51		174,007	0.32	–	2.99	10.4
0.51		177,423	0.32	–	2.95	17.7
6.70		180,049	0.32	–	2.89	2.2
7.45		174,501	0.34	0.34	3.05	10.5
9.68		168,309	0.36	0.36	3.30	5.5

3.57		1,100	1.19	–	2.11	10.4
(0.36)		676	1.19	–	2.10	17.7
5.80		741	1.19	–	2.05	2.2
6.56		1,044	1.20	–	2.16	10.5
8.78		820	1.21	–	2.58	5.5

3.66		717	1.06	–	2.25	10.4
(0.23)		839	1.06	–	2.21	17.7
6.00		1,139	1.06	–	2.16	2.2
6.68		1,682	1.07	–	2.31	10.5
8.90		1,767	1.08	–	2.67	5.5

3.86		8,034	0.88	–	2.49	10.4
(0.05)		10,070	0.88	–	2.43	17.7
6.12		10,483	0.88	–	2.36	2.2
6.87		10,544	0.89	–	2.47	10.5
9.11		8,821	0.90	–	2.85	5.5

4.05		6,091	0.69	–	2.66	10.4
0.13		7,849	0.69	–	2.70	17.7
6.40		12,062	0.69	–	2.55	2.2
6.99		12,416	0.70	–	2.55	10.5
9.31		6,962	0.71	–	3.01	5.5

4.27		20,211	0.57	–	2.71	10.4
0.26		16,871	0.57	–	2.74	17.7
6.45		20,815	0.57	–	2.61	2.2
7.20		17,297	0.58	–	2.77	10.5
9.35		12,966	0.59	–	3.08	5.5

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Portfolio invests.
(c)	Excludes expense reimbursement from Manager and/or Distributor.
(d)	Total return is calculated without the contingent deferred sales charge.

See accompanying notes.

		FINANCIAL HIGHLIGHTS
		PRINCIPAL FUNDS, INC.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
SAM STRATEGIC GROWTH PORTFOLIO
Class J shares
2016	$20.06	$0.22	($0.06)	$0.16	($0.19)	($2.32)	($2.51)	$17.71
2015	21.26	0.38	(0.19)	0.19	(0.39)	(1.00)	(1.39)	20.06
2014	19.44	0.20	1.99	2.19	(0.23)	(0.14)	(0.37)	21.26
2013	15.75	0.19	3.71	3.90	(0.21)	–	(0.21)	19.44
2012	14.28	0.12	1.48	1.60	(0.13)	–	(0.13)	15.75
Institutional shares
2016	20.26	0.26	(0.06)	0.20	(0.24)	(2.32)	(2.56)	17.90
2015	21.46	0.45	(0.20)	0.25	(0.45)	(1.00)	(1.45)	20.26
2014	19.61	0.27	2.01	2.28	(0.29)	(0.14)	(0.43)	21.46
2013	15.89	0.25	3.73	3.98	(0.26)	–	(0.26)	19.61
2012	14.40	0.14	1.53	1.67	(0.18)	–	(0.18)	15.89
R-1 shares
2016	19.91	0.12	(0.08)	0.04	(0.08)	(2.32)	(2.40)	17.55
2015	21.10	0.48	(0.41)	0.07	(0.26)	(1.00)	(1.26)	19.91
2014	19.30	0.10	1.97	2.07	(0.13)	(0.14)	(0.27)	21.10
2013	15.65	0.09	3.69	3.78	(0.13)	–	(0.13)	19.30
2012	14.18	0.06	1.46	1.52	(0.05)	–	(0.05)	15.65
R-2 shares
2016	19.96	0.12	(0.06)	0.06	(0.07)	(2.32)	(2.39)	17.63
2015	21.15	0.36	(0.26)	0.10	(0.29)	(1.00)	(1.29)	19.96
2014	19.36	0.11	1.98	2.09	(0.16)	(0.14)	(0.30)	21.15
2013	15.68	0.09	3.72	3.81	(0.13)	–	(0.13)	19.36
2012	14.22	0.05	1.49	1.54	(0.08)	–	(0.08)	15.68
R-3 shares
2016	20.00	0.16	(0.07)	0.09	(0.14)	(2.32)	(2.46)	17.63
2015	21.19	0.33	(0.19)	0.14	(0.33)	(1.00)	(1.33)	20.00
2014	19.39	0.18	1.95	2.13	(0.19)	(0.14)	(0.33)	21.19
2013	15.72	0.14	3.71	3.85	(0.18)	–	(0.18)	19.39
2012	14.25	0.08	1.49	1.57	(0.10)	–	(0.10)	15.72
R-4 shares
2016	20.12	0.20	(0.07)	0.13	(0.16)	(2.32)	(2.48)	17.77
2015	21.32	0.42	(0.25)	0.17	(0.37)	(1.00)	(1.37)	20.12
2014	19.50	0.18	2.00	2.18	(0.22)	(0.14)	(0.36)	21.32
2013	15.81	0.11	3.79	3.90	(0.21)	–	(0.21)	19.50
2012	14.34	0.11	1.50	1.61	(0.14)	–	(0.14)	15.81
R-5 shares
2016	20.09	0.22	(0.07)	0.15	(0.18)	(2.32)	(2.50)	17.74
2015	21.28	0.39	(0.18)	0.21	(0.40)	(1.00)	(1.40)	20.09
2014	19.46	0.20	2.01	2.21	(0.25)	(0.14)	(0.39)	21.28
2013	15.78	0.21	3.70	3.91	(0.23)	–	(0.23)	19.46
2012	14.30	0.12	1.50	1.62	(0.14)	–	(0.14)	15.78

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

					Ratio of Net
			Ratio of Expenses	Ratio of Gross	Investment Income
		Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return		Period (in thousands)	Assets(b)	Net Assets(b),(c)	Assets	Turnover Rate

1.22%	(d)	$265,807	0.53%	0.56%	1.23%	22.9%
0.96	(d)	278,150	0.60	0.63	1.87	51.2
11.43	(d)	283,507	0.63	0.67	1.01	5.9
25.04	(d)	253,180	0.66	0.86	1.07	26.5
11.28	(d)	185,076	0.73	0.92	0.77	13.6

1.44		243,768	0.32	–	1.49	22.9
1.25		267,751	0.31	–	2.19	51.2
11.80		280,593	0.32	–	1.34	5.9
25.43		255,114	0.33	0.33	1.41	26.5
11.74		199,595	0.36	0.36	0.88	13.6

0.54		2,133	1.19	–	0.69	22.9
0.37		3,151	1.19	–	2.34	51.2
10.85		4,253	1.19	–	0.47	5.9
24.35		4,215	1.20	–	0.52	26.5
10.74		2,904	1.22	–	0.41	13.6

0.62		2,168	1.06	–	0.70	22.9
0.55		2,830	1.06	–	1.74	51.2
10.95		4,779	1.06	–	0.55	5.9
24.51		4,290	1.07	–	0.54	26.5
10.88		2,597	1.09	–	0.31	13.6

0.83		17,423	0.88	–	0.89	22.9
0.72		17,993	0.88	–	1.61	51.2
11.15		17,809	0.88	–	0.90	5.9
24.77		19,357	0.89	–	0.79	26.5
11.13		13,780	0.91	–	0.56	13.6

1.03		11,621	0.69	–	1.12	22.9
0.89		14,237	0.69	–	2.05	51.2
11.36		20,035	0.69	–	0.90	5.9
24.94		15,061	0.70	–	0.63	26.5
11.33		6,644	0.72	–	0.70	13.6

1.14		20,857	0.57	–	1.26	22.9
1.07		24,189	0.57	–	1.93	51.2
11.51		34,618	0.57	–	1.00	5.9
25.09		27,490	0.58	–	1.17	26.5
11.48		18,765	0.60	–	0.81	13.6

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Portfolio invests.
(c)	Excludes expense reimbursement from Manager and/or Distributor.
(d)	Total return is calculated without the contingent deferred sales charge.

See accompanying notes.

		FINANCIAL HIGHLIGHTS
		PRINCIPAL FUNDS, INC.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
SHORT-TERM INCOME FUND
Class J shares
2016	$12.17	$0.20	$0.06	$0.26	($0.21)	$–	($0.21)	$12.22
2015	12.23	0.16	(0.06)	0.10	(0.16)	–	(0.16)	12.17
2014	12.26	0.16	(0.02)	0.14	(0.16)	(0.01)	(0.17)	12.23
2013	12.28	0.15	(0.03)	0.12	(0.14)	–	(0.14)	12.26
2012	11.96	0.20	0.31	0.51	(0.19)	–	(0.19)	12.28
Institutional shares
2016	12.17	0.23	0.06	0.29	(0.24)	–	(0.24)	12.22
2015	12.23	0.20	(0.06)	0.14	(0.20)	–	(0.20)	12.17
2014	12.26	0.21	(0.02)	0.19	(0.21)	(0.01)	(0.22)	12.23
2013	12.28	0.20	(0.03)	0.17	(0.19)	–	(0.19)	12.26
2012	11.96	0.25	0.32	0.57	(0.25)	–	(0.25)	12.28
R-1 shares
2016	12.17	0.13	0.06	0.19	(0.14)	–	(0.14)	12.22
2015	12.23	0.10	(0.07)	0.03	(0.09)	–	(0.09)	12.17
2014	12.26	0.10	(0.02)	0.08	(0.10)	(0.01)	(0.11)	12.23
2013	12.28	0.10	(0.03)	0.07	(0.09)	–	(0.09)	12.26
2012	11.96	0.15	0.32	0.47	(0.15)	–	(0.15)	12.28
R-2 shares
2016	12.17	0.14	0.06	0.20	(0.15)	–	(0.15)	12.22
2015	12.23	0.11	(0.06)	0.05	(0.11)	–	(0.11)	12.17
2014	12.26	0.12	(0.02)	0.10	(0.12)	(0.01)	(0.13)	12.23
2013	12.28	0.12	(0.03)	0.09	(0.11)	–	(0.11)	12.26
2012	11.96	0.16	0.32	0.48	(0.16)	–	(0.16)	12.28
R-3 shares
2016	12.17	0.16	0.08	0.24	(0.18)	–	(0.18)	12.23
2015	12.23	0.13	(0.06)	0.07	(0.13)	–	(0.13)	12.17
2014	12.27	0.14	(0.03)	0.11	(0.14)	(0.01)	(0.15)	12.23
2013	12.28	0.14	(0.02)	0.12	(0.13)	–	(0.13)	12.27
2012	11.96	0.19	0.31	0.50	(0.18)	–	(0.18)	12.28
R-4 shares
2016	12.17	0.19	0.07	0.26	(0.20)	–	(0.20)	12.23
2015	12.23	0.16	(0.07)	0.09	(0.15)	–	(0.15)	12.17
2014	12.27	0.17	(0.03)	0.14	(0.17)	(0.01)	(0.18)	12.23
2013	12.28	0.16	(0.02)	0.14	(0.15)	–	(0.15)	12.27
2012	11.97	0.21	0.31	0.52	(0.21)	–	(0.21)	12.28
R-5 shares
2016	12.18	0.20	0.06	0.26	(0.21)	–	(0.21)	12.23
2015	12.24	0.17	(0.06)	0.11	(0.17)	–	(0.17)	12.18
2014	12.27	0.18	(0.02)	0.16	(0.18)	(0.01)	(0.19)	12.24
2013	12.28	0.18	(0.02)	0.16	(0.17)	–	(0.17)	12.27
2012	11.96	0.23	0.31	0.54	(0.22)	–	(0.22)	12.28

See accompanying notes.

					FINANCIAL HIGHLIGHTS (Continued)
					PRINCIPAL FUNDS, INC.

						Ratio of Net
			Ratio of Expenses		Ratio of Gross	Investment Income
		Net Assets, End of	to Average Net		Expenses to Average	to Average Net	Portfolio
Total Return		Period (in thousands)	Assets		Net Assets(b)	Assets	Turnover Rate

2.16%	(c)	$144,158	0.70%		0.73%	1.62%	53.6%
0.83	(c)	124,221	0.75		0.80	1.32	56.4
1.16	(c)	120,296	0.80		0.84	1.34	49.1
1.00	(c)	124,761	0.87		1.07	1.25	50.1
4.29	(c)	107,444	0.94		1.13	1.63	47.9

2.44		2,346,871	0.43		–	1.89	53.6
1.14		2,180,068	0.43		–	1.63	56.4
1.52		1,936,142	0.44		–	1.69	49.1
1.43		1,134,768	0.45		0.45	1.67	50.1
4.79		897,254	0.46		0.46	2.10	47.9

1.56		1,338	1.30	(d)	–	1.03	53.6
0.27		1,237	1.30	(d)	–	0.78	56.4
0.65		1,468	1.30	(d)	–	0.84	49.1
0.57		1,851	1.30	(d)	–	0.82	50.1
3.92		2,247	1.30	(d)	–	1.22	47.9

1.70		2,358	1.17	(d)	–	1.16	53.6
0.40		1,975	1.17	(d)	–	0.90	56.4
0.78		1,957	1.17	(d)	–	0.97	49.1
0.70		1,640	1.18	(d)	–	0.94	50.1
4.04		1,194	1.18	(d)	–	1.30	47.9

1.88	(e)	21,159	0.99	(d)	–	1.34	53.6
0.67	(e)	11,415	0.99	(d)	–	1.09	56.4
0.88		14,472	0.99	(d)	–	1.15	49.1
0.96		10,748	0.99	(d)	–	1.13	50.1
4.24		10,336	0.99	(d)	–	1.56	47.9

2.16		13,199	0.79	(d)	–	1.53	53.6
0.78		14,049	0.79	(d)	–	1.28	56.4
1.09		14,272	0.79	(d)	–	1.35	49.1
1.17		4,377	0.79	(d)	–	1.33	50.1
4.36		3,106	0.79	(d)	–	1.72	47.9

2.19		12,039	0.68	(d)	–	1.65	53.6
0.90		12,383	0.68	(d)	–	1.39	56.4
1.28		9,287	0.68	(d)	–	1.46	49.1
1.28		4,735	0.68	(d)	–	1.44	50.1
4.56		3,373	0.68	(d)	–	1.89	47.9

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Reflects Manager's contractual expense limit.
(e)	Total return is calculated using the traded net asset value which may differ from the reported net asset value. The traded net asset value is the net asset value which a shareholder would have paid or received from a subscription or redemption.

See accompanying notes.

		FINANCIAL HIGHLIGHTS
		PRINCIPAL FUNDS, INC.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
SMALLCAP FUND
Class J shares
2016	$19.82	$0.14	$0.04	$0.18	$–	($0.74)	($0.74)	$19.26
2015	20.98	(0.01)	1.32	1.31	–	(2.47)	(2.47)	19.82
2014	20.88	(0.02)	1.68	1.66	–	(1.56)	(1.56)	20.98
2013	14.97	0.06	6.01	6.07	(0.07)	(0.09)	(0.16)	20.88
2012	13.28	0.02	1.67	1.69	–	–	–	14.97
Institutional shares
2016	21.81	0.23	0.01	0.24	–	(0.74)	(0.74)	21.31
2015	22.77	0.06	1.45	1.51	–	(2.47)	(2.47)	21.81
2014	22.51	0.06	1.81	1.87	(0.05)	(1.56)	(1.61)	22.77
2013	16.14	0.13	6.47	6.60	(0.14)	(0.09)	(0.23)	22.51
2012	14.24	0.09	1.81	1.90	–	–	–	16.14
R-1 shares
2016	19.88	0.03	0.03	0.06	–	(0.74)	(0.74)	19.20
2015	21.13	(0.12)	1.34	1.22	–	(2.47)	(2.47)	19.88
2014	21.12	(0.13)	1.70	1.57	–	(1.56)	(1.56)	21.13
2013	15.16	(0.02)	6.08	6.06	(0.01)	(0.09)	(0.10)	21.12
2012	13.50	(0.01)	1.67	1.66	–	–	–	15.16
R-2 shares
2016	20.06	0. 01	0.07	0.08	–	(0.74)	(0.74)	19.40
2015	21.27	(0.10)	1.36	1.26	–	(2.47)	(2.47)	20.06
2014	21.22	(0.10)	1.71	1.61	–	(1.56)	(1.56)	21.27
2013	15.21	–	6.11	6.11	(0.01)	(0.09)	(0.10)	21.22
2012	13.52	(0.01)	1.70	1.69	–	–	–	15.21
R-3 shares
2016	20.63	0.09	0.03	0.12	–	(0.74)	(0.74)	20.01
2015	21.77	(0.06)	1.39	1.33	–	(2.47)	(2.47)	20.63
2014	21.65	(0.06)	1.74	1.68	–	(1.56)	(1.56)	21.77
2013	15.54	0.03	6.23	6.26	(0.06)	(0.09)	(0.15)	21.65
2012	13.79	0.03	1.72	1.75	–	–	–	15.54
R-4 shares
2016	21.27	0.11	0.06	0.17	–	(0.74)	(0.74)	20.70
2015	22.34	(0.02)	1.42	1.40	–	(2.47)	(2.47)	21.27
2014	22.14	(0.02)	1.78	1.76	–	(1.56)	(1.56)	22.34
2013	15.87	0.07	6.37	6.44	(0.08)	(0.09)	(0.17)	22.14
2012	14.06	0.04	1.77	1.81	–	–	–	15.87
R-5 shares
2016	21.65	0.15	0.04	0.19	–	(0.74)	(0.74)	21.10
2015	22.66	–	1.46	1.46	–	(2.47)	(2.47)	21.65
2014	22.42	0.01	1.80	1.81	(0.01)	(1.56)	(1.57)	22.66
2013	16.08	0.09	6.44	6.53	(0.10)	(0.09)	(0.19)	22.42
2012	14.22	0.07	1.79	1.86	–	–	–	16.08

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

					Ratio of Net
			Ratio of Expenses	Ratio of Gross	Investment Income
		Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return		Period (in thousands)	Assets	Net Assets(b)	Assets	Turnover Rate

1.01%	(c)	$182,800	1.02%	1.05%	0.75%	59.1%
6.97	(c)	200,263	1.10	1.13	(0.06)	69.2
8.17	(c)	200,333	1.13	1.17	(0.09)	67.6
40.88	(c)	200,359	1.18	1.38	0.32	95.2
12.73	(c)	148,772	1.28	1.48	0.17	90.2

1.20		61,357	0.80	0.82	1.12	59.1
7.34		98,042	0.79	0.79	0.26	69.2
8.54		72,583	0.79	0.79	0.25	67.6
41.38		65,062	0.80	0.80	0.70	95.2
13.34		45,620	0.79	0.79	0.61	90.2

0.38		2,535	1.64	–	0.16	59.1
6.44		2,889	1.64	–	(0.59)	69.2
7.62		2,079	1.64	–	(0.60)	67.6
40.21		2,401	1.64	–	(0.11)	95.2
12.30		2,001	1.64	–	(0.10)	90.2

0.48		11,107	1.51	–	0.05	59.1
6.60		4,161	1.51	–	(0.47)	69.2
7.78		2,956	1.51	–	(0.47)	67.6
40.35		3,018	1.51	–	0.01	95.2
12.50		2,852	1.51	–	(0.05)	90.2

0.67		12,944	1.33	–	0.45	59.1
6.79		9,368	1.33	–	(0.28)	69.2
7.96		6,628	1.33	–	(0.28)	67.6
40.62		6,143	1.33	–	0.18	95.2
12.69		4,907	1.33	–	0.22	90.2

0.89		13,799	1.14	–	0.57	59.1
6.95		9,089	1.14	–	(0.08)	69.2
8.16		4,052	1.14	–	(0.10)	67.6
40.93		4,200	1.14	–	0.37	95.2
12.87		2,944	1.14	–	0.26	90.2

0.97		18,947	1.02	–	0.75	59.1
7.13		18,855	1.02	–	0.02	69.2
8.27		12,020	1.02	–	0.02	67.6
41.04		11,690	1.02	–	0.49	95.2
13.08		8,943	1.02	–	0.45	90.2

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset		Net Realized		Distributions	Total
		Value,	Net Investment	and Unrealized	Total From	from	Dividends	Net Asset
		Beginning	Income	Gain (Loss) on	Investment	Realized	and	Value, End
		of Period	(Loss)(a)	Investments	Operations	Gains	Distributions	of Period
SMALLCAP GROWTH FUND I
Class J shares
2016		$9.52	($0.06)	$0.14	$0.08	($1.01)	($1.01)	$8.59
2015		11.70	(0.10)	0.38	0.28	(2.46)	(2.46)	9.52
2014		12.63	(0.13)	0.74	0.61	(1.54)	(1.54)	11.70
2013		9.94	(0.13)	3.54	3.41	(0.72)	(0.72)	12.63
2012		9.56	(0.12)	1.08	0.96	(0.58)	(0.58)	9.94
Institutional shares
2016		11.99	(0.04)	0.19	0.15	(1.01)	(1.01)	11.13
2015		14.05	(0.07)	0.47	0.40	(2.46)	(2.46)	11.99
2014		14.80	(0.08)	0.87	0.79	(1.54)	(1.54)	14.05
2013		11.47	(0.09)	4.14	4.05	(0.72)	(0.72)	14.80
2012		10.89	(0.07)	1.23	1.16	(0.58)	(0.58)	11.47
R-1 shares
2016		10.39	(0.11)	0.15	0.04	(1.01)	(1.01)	9.42
2015		12.59	(0.15)	0.41	0.26	(2.46)	(2.46)	10.39
2014		13.52	(0.18)	0.79	0.61	(1.54)	(1.54)	12.59
2013		10.63	(0.18)	3.79	3.61	(0.72)	(0.72)	13.52
2012		10.22	(0.16)	1.15	0.99	(0.58)	(0.58)	10.63
R-2 shares
2016		10.13	(0.10)	0.15	0.05	(1.01)	(1.01)	9.17
2015		12.32	(0.13)	0.40	0.27	(2.46)	(2.46)	10.13
2014		13.25	(0.16)	0.77	0.61	(1.54)	(1.54)	12.32
2013		10.42	(0.16)	3.71	3.55	(0.72)	(0.72)	13.25
2012		10.01	(0.14)	1.13	0.99	(0.58)	(0.58)	10.42
R-3 shares
2016		10.59	(0.09)	0.16	0.07	(1.01)	(1.01)	9.65
2015		12.75	(0.12)	0.42	0.30	(2.46)	(2.46)	10.59
2014		13.64	(0.15)	0.80	0.65	(1.54)	(1.54)	12.75
2013		10.68	(0.15)	3.83	3.68	(0.72)	(0.72)	13.64
2012		10.24	(0.13)	1.15	1.02	(0.58)	(0.58)	10.68
R-4 shares
2016		11.07	(0.08)	0.17	0.09	(1.01)	(1.01)	10.15
2015		13.19	(0.10)	0.44	0.34	(2.46)	(2.46)	11.07
2014		14.04	(0.13)	0.82	0.69	(1.54)	(1.54)	13.19
2013		10.96	(0.13)	3.93	3.80	(0.72)	(0.72)	14.04
2012		10.46	(0.11)	1.19	1.08	(0.58)	(0.58)	10.96
R-5 shares
2016		11.45	(0.07)	0.18	0.11	(1.01)	(1.01)	10.55
2015		13.55	(0.09)	0.45	0.36	(2.46)	(2.46)	11.45
2014		14.36	(0.11)	0.84	0.73	(1.54)	(1.54)	13.55
2013		11.18	(0.11)	4.01	3.90	(0.72)	(0.72)	14.36
2012		10.65	(0.10)	1.21	1.11	(0.58)	(0.58)	11.18
R-6 shares
2016		11.98	(0.06)	0.20	0.14	(1.01)	(1.01)	11.11
2015	(e)	14.24	(0.07)	0.27	0.20	(2.46)	(2.46)	11.98

See accompanying notes.

					FINANCIAL HIGHLIGHTS (Continued)
					PRINCIPAL FUNDS, INC.

						Ratio of Net
			Ratio of Expenses		Ratio of Gross	Investment Income
		Net Assets, End of	to Average Net		Expenses to Average	to Average Net		Portfolio
Total Return		Period (in thousands)	Assets		Net Assets(b)	Assets		Turnover Rate

0.95%	(c)	$47,535	1.35%		1.45%	(0.73)%		57.1%
3.12	(c)	52,609	1.46		1.56	(0.96)		70.0
5.00	(c)	53,357	1.50		1.67	(1.09)		66.1
36.73	(c)	30,644	1.56		1.78	(1.17)		74.7
11.07	(c)	22,970	1.63		1.85	(1.20)		79.9

1.36		1,292,151	1.02		1.10	(0.39)		57.1
3.50		1,489,140	1.02		1.09	(0.52)		70.0
5.52		1,707,451	1.02		1.09	(0.61)		66.1
37.45		1,729,462	1.07		1.09	(0.68)		74.7
11.58		1,329,439	1.08		1.10	(0.65)		79.9

0.43		2,148	1.88	(d)	–	(1.24)		57.1
2.64		2,974	1.88	(d)	–	(1.38)		70.0
4.63		3,123	1.88	(d)	–	(1.47)		66.1
36.19		2,783	1.94	(d)	–	(1.54)		74.7
10.63		2,531	1.95	(d)	–	(1.52)		79.9

0.55		4,491	1.75	(d)	–	(1.12)		57.1
2.82		6,055	1.75	(d)	–	(1.25)		70.0
4.74		6,581	1.75	(d)	–	(1.34)		66.1
36.36		4,061	1.81	(d)	–	(1.41)		74.7
10.86		3,100	1.82	(d)	–	(1.39)		79.9

0.73		16,020	1.57	(d)	–	(0.94)		57.1
2.99		20,155	1.57	(d)	–	(1.07)		70.0
4.92		21,440	1.57	(d)	–	(1.16)		66.1
36.70		18,858	1.63	(d)	–	(1.25)		74.7
10.91		11,606	1.64	(d)	–	(1.21)		79.9

0.90		12,216	1.38	(d)	–	(0.75)		57.1
3.22		15,758	1.38	(d)	–	(0.89)		70.0
5.07		16,819	1.38	(d)	–	(0.97)		66.1
36.88		16,584	1.44	(d)	–	(1.05)		74.7
11.27		12,347	1.45	(d)	–	(1.01)		79.9

1.05		34,740	1.26	(d)	–	(0.64)		57.1
3.31		36,955	1.26	(d)	–	(0.76)		70.0
5.25		37,684	1.26	(d)	–	(0.85)		66.1
37.05		31,647	1.32	(d)	–	(0.93)		74.7
11.36		23,202	1.33	(d)	–	(0.90)		79.9

1.27		605	1.06	(d)	–	(0.57)		57.1
2.05	(f)	10	1.06 (d)	,(g)	–	(0.59	) (g)	70.0	(g)

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Reflects Manager's contractual expense limit.
(e)	Period from November 25, 2014, date operations commenced, through October 31, 2015.
(f)	Total return amounts have not been annualized.
(g)	Computed on an annualized basis.

See accompanying notes.

		FINANCIAL HIGHLIGHTS
		PRINCIPAL FUNDS, INC.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
SMALLCAP S&P 600 INDEX FUND
Class J shares
2016	$23.02	$0.21	$0.98	$1.19	($0.21)	($1.63)	($1.84)	$22.37
2015	24.36	0.22	0.28	0.50	(0.18)	(1.66)	(1.84)	23.02
2014	23.10	0.17	1.80	1.97	(0.11)	(0.60)	(0.71)	24.36
2013	16.90	0.17	6.21	6.38	(0.18)	–	(0.18)	23.10
2012	15.03	0.11	1.81	1.92	(0.05)	–	(0.05)	16.90
Institutional shares
2016	24.05	0.28	1.01	1.29	(0.27)	(1.63)	(1.90)	23.44
2015	25.37	0.29	0.31	0.60	(0.26)	(1.66)	(1.92)	24.05
2014	24.02	0.26	1.87	2.13	(0.18)	(0.60)	(0.78)	25.37
2013	17.58	0.26	6.44	6.70	(0.26)	–	(0.26)	24.02
2012	15.63	0.19	1.88	2.07	(0.12)	–	(0.12)	17.58
R-1 shares
2016	23.67	0.09	1.01	1.10	(0.08)	(1.63)	(1.71)	23.06
2015	24.99	0.09	0.31	0.40	(0.06)	(1.66)	(1.72)	23.67
2014	23.71	0.05	1.84	1.89	(0.01)	(0.60)	(0.61)	24.99
2013	17.35	0.09	6.38	6.47	(0.11)	–	(0.11)	23.71
2012	15.43	0.05	1.87	1.92	–	–	–	17.35
R-2 shares
2016	24.19	0.12	1.03	1.15	(0.09)	(1.63)	(1.72)	23.62
2015	25.51	0.13	0.29	0.42	(0.08)	(1.66)	(1.74)	24.19
2014	24.17	0.09	1.89	1.98	(0.04)	(0.60)	(0.64)	25.51
2013	17.67	0.12	6.50	6.62	(0.12)	–	(0.12)	24.17
2012	15.70	0.07	1.90	1.97	–	–	–	17.67
R-3 shares
2016	24.36	0.17	1.03	1.20	(0.14)	(1.63)	(1.77)	23.79
2015	25.68	0.17	0.31	0.48	(0.14)	(1.66)	(1.80)	24.36
2014	24.34	0.13	1.90	2.03	(0.09)	(0.60)	(0.69)	25.68
2013	17.82	0.15	6.55	6.70	(0.18)	–	(0.18)	24.34
2012	15.83	0.10	1.92	2.02	(0.03)	–	(0.03)	17.82
R-4 shares
2016	24.57	0.21	1.05	1.26	(0.19)	(1.63)	(1.82)	24.01
2015	25.89	0.22	0.30	0.52	(0.18)	(1.66)	(1.84)	24.57
2014	24.51	0.18	1.92	2.10	(0.12)	(0.60)	(0.72)	25.89
2013	17.93	0.19	6.59	6.78	(0.20)	–	(0.20)	24.51
2012	15.94	0.13	1.93	2.06	(0.07)	–	(0.07)	17.93
R-5 shares
2016	24.69	0.24	1.05	1.29	(0.22)	(1.63)	(1.85)	24.13
2015	25.99	0.25	0.31	0.56	(0.20)	(1.66)	(1.86)	24.69
2014	24.61	0.21	1.92	2.13	(0.15)	(0.60)	(0.75)	25.99
2013	18.00	0.22	6.61	6.83	(0.22)	–	(0.22)	24.61
2012	16.00	0.16	1.92	2.08	(0.08)	–	(0.08)	18.00

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

					Ratio of Net
			Ratio of Expenses	Ratio of Gross	Investment Income
		Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return		Period (in thousands)	Assets	Net Assets(b)	Assets	Turnover Rate

5.85%	(c)	$149,939	0.47%	0.50%	0.97%	20.7%
2.28	(c)	139,090	0.49	0.54	0.92	19.9
8.66	(c)	145,647	0.56	0.60	0.71	19.0
38.11	(c)	140,138	0.61	0.81	0.88	14.6
12.81	(c)	98,085	0.68	0.87	0.65	16.0

6.07		558,869	0.21	–	1.24	20.7
2.61		573,165	0.20	0.20	1.20	19.9
9.05		471,425	0.20	0.20	1.06	19.0
38.62		384,824	0.21	0.21	1.24	14.6
13.36		203,079	0.20	0.25	1.12	16.0

5.22		12,570	1.04	–	0.40	20.7
1.75		11,924	1.04	–	0.37	19.9
8.10		14,480	1.04	–	0.23	19.0
37.53		14,560	1.04	–	0.43	14.6
12.44		9,183	1.04	–	0.28	16.0

5.35		16,157	0.91	–	0.54	20.7
1.84		15,006	0.91	–	0.51	19.9
8.31		19,359	0.91	–	0.36	19.0
37.71		19,526	0.91	–	0.57	14.6
12.55		14,892	0.91	–	0.42	16.0

5.54		119,969	0.73	–	0.72	20.7
2.05		127,893	0.73	–	0.68	19.9
8.46		135,744	0.73	–	0.53	19.0
37.91		106,891	0.73	–	0.73	14.6
12.78		58,655	0.73	–	0.59	16.0

5.75		76,916	0.54	–	0.92	20.7
2.22		84,632	0.54	–	0.87	19.9
8.71		87,241	0.54	–	0.73	19.0
38.20		84,904	0.54	–	0.92	14.6
12.99		47,925	0.54	–	0.78	16.0

5.86		184,384	0.42	–	1.02	20.7
2.38		178,942	0.42	–	0.99	19.9
8.79		191,185	0.42	–	0.85	19.0
38.36		197,548	0.42	–	1.04	14.6
13.09		108,147	0.42	–	0.92	16.0

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.

See accompanying notes.

			FINANCIAL HIGHLIGHTS
			PRINCIPAL FUNDS, INC.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
		Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
		of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
SMALLCAP VALUE FUND II
Class J shares
2016		$12.49	$0.02	$0.43	$0.45	($0.03)	($1.25)	($1.28)	$11.66
2015		13.85	0.02	0.12	0.14	–	(1.50)	(1.50)	12.49
2014		13.56	(0.04)	1.21	1.17	–	(0.88)	(0.88)	13.85
2013		10.02	0.03	3.58	3.61	(0.07)	–	(0.07)	13.56
2012		8.93	0.01	1.08	1.09	–	–	–	10.02
Institutional shares
2016		12.76	0.07	0.44	0.51	(0.08)	(1.25)	(1.33)	11.94
2015		14.10	0.08	0.13	0.21	(0.05)	(1.50)	(1.55)	12.76
2014		13.79	0.03	1.22	1.25	(0.06)	(0.88)	(0.94)	14.10
2013		10.19	0.11	3.62	3.73	(0.13)	–	(0.13)	13.79
2012		9.06	0.08	1.09	1.17	(0.04)	–	(0.04)	10.19
R-1 shares
2016		11.88	(0.03)	0.41	0.38	–	(1.25)	(1.25)	11.01
2015		13.30	(0.04)	0.12	0.08	–	(1.50)	(1.50)	11.88
2014		13.10	(0.08)	1.16	1.08	–	(0.88)	(0.88)	13.30
2013		9.69	0.01	3.45	3.46	(0.05)	–	(0.05)	13.10
2012		8.65	–	1.04	1.04	–	–	–	9.69
R-2 shares
2016		12.00	(0.02)	0.42	0.40	–	(1.25)	(1.25)	11.15
2015		13.40	(0.01)	0.11	0.10	–	(1.50)	(1.50)	12.00
2014		13.18	(0.06)	1.16	1.10	–	(0.88)	(0.88)	13.40
2013		9.74	0.03	3.47	3.50	(0.06)	–	(0.06)	13.18
2012		8.69	0.01	1.04	1.05	–	–	–	9.74
R-3 shares
2016		12.35	–	0.43	0.43	(0.02)	(1.25)	(1.27)	11.51
2015		13.72	–	0.13	0.13	–	(1.50)	(1.50)	12.35
2014		13.46	(0.04)	1.18	1.14	–	(0.88)	(0.88)	13.72
2013		9.93	0.04	3.55	3.59	(0.06)	–	(0.06)	13.46
2012		8.84	0.02	1.07	1.09	–	–	–	9.93
R-4 shares
2016		12.48	0.03	0.43	0.46	(0.04)	(1.25)	(1.29)	11.65
2015		13.83	0.03	0.12	0.15	–	(1.50)	(1.50)	12.48
2014		13.54	(0.02)	1.21	1.19	(0.02)	(0.88)	(0.90)	13.83
2013		10.00	0.07	3.56	3.63	(0.09)	–	(0.09)	13.54
2012		8.90	0.04	1.08	1.12	(0.02)	–	(0.02)	10.00
R-5 shares
2016		12.59	0.04	0.44	0.48	(0.05)	(1.25)	(1.30)	11.77
2015		13.93	0.04	0.13	0.17	(0.01)	(1.50)	(1.51)	12.59
2014		13.64	–	1.20	1.20	(0.03)	(0.88)	(0.91)	13.93
2013		10.08	0.08	3.59	3.67	(0.11)	–	(0.11)	13.64
2012		8.96	0.06	1.08	1.14	(0.02)	–	(0.02)	10.08
R-6 shares
2016		12.75	0.03	0.48	0.51	(0.08)	(1.25)	(1.33)	11.93
2015	(f)	14.36	0.07	(0.13)	(0.06)	(0.05)	(1.50)	(1.55)	12.75

See accompanying notes.

					FINANCIAL HIGHLIGHTS (Continued)
					PRINCIPAL FUNDS, INC.

						Ratio of Net
			Ratio of Expenses		Ratio of Gross	Investment Income
		Net Assets, End of	to Average Net		Expenses to Average	to Average Net	Portfolio
Total Return		Period (in thousands)	Assets		Net Assets(b)	Assets	Turnover Rate

4.33%	(c)	$18,069	1.41%		1.46%	0.18%	52.5%
1.16	(c)	18,937	1.45		1.50	0.12	47.8
8.97	(c)	19,885	1.48		1.54	(0.27)	42.1
36.19	(c)	18,556	1.63		1.85	0.23	60.5
12.21	(c)	11,655	1.70		1.92	0.11	53.5

4.82		1,144,250	0.99		1.01	0.60	52.5
1.64		1,251,443	0.98		1.00	0.60	47.8
9.47		1,489,023	0.97		0.99	0.25	42.1
37.05		1,475,200	0.98		1.00	0.93	60.5
13.00		1,046,022	0.99		1.01	0.83	53.5

3.93		1,434	1.85	(d)	–	(0.26)	52.5
0.70		1,761	1.85	(d)	–	(0.29)	47.8
8.57		1,870	1.84	(d)	–	(0.62)	42.1
35.82		2,106	1.85	(d)	–	0.07	60.5
12.02		1,901	1.86	(d)	–	(0.05)	53.5

3.98	(e)	3,735	1.72	(d)	–	(0.14)	52.5
0.95	(e)	3,666	1.72	(d)	–	(0.12)	47.8
8.68		4,588	1.71	(d)	–	(0.48)	42.1
36.09		6,141	1.72	(d)	–	0.24	60.5
12.08		5,677	1.73	(d)	–	0.08	53.5

4.23		13,501	1.54	(d)	–	0.03	52.5
1.08		11,887	1.54	(d)	–	0.01	47.8
8.84		11,532	1.53	(d)	–	(0.31)	42.1
36.35		11,825	1.54	(d)	–	0.37	60.5
12.33		8,601	1.55	(d)	–	0.26	53.5

4.43		7,570	1.35	(d)	–	0.25	52.5
1.24		12,024	1.35	(d)	–	0.23	47.8
9.13		13,254	1.34	(d)	–	(0.13)	42.1
36.58		11,430	1.35	(d)	–	0.58	60.5
12.56		9,258	1.36	(d)	–	0.44	53.5

4.60		23,856	1.23	(d)	–	0.35	52.5
1.41		22,508	1.23	(d)	–	0.34	47.8
9.16		22,406	1.22	(d)	–	(0.01)	42.1
36.78		21,954	1.23	(d)	–	0.72	60.5
12.69		19,962	1.24	(d)	–	0.60	53.5

4.82		3,511	1.01	(d)	–	0.28	52.5
(0.27	) (g)	10	1.01 (d)	,(h)	–	0.55 (h)	47.8	(h)

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Reflects Manager's contractual expense limit.
(e)	Total return is calculated using the traded net asset value which may differ from the reported net asset value. The traded net asset value is the net asset value which a shareholder would have paid or received from a subscription or redemption.
(f)	Period from November 25, 2014, date operations commenced, through October 31, 2015.
(g)	Total return amounts have not been annualized.
(h)	Computed on an annualized basis.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Total
		Value,	Investment	and Unrealized	Total From	from Net	Dividends	Net Asset
		Beginning	Income	Gain (Loss) on	Investment	Investment	and	Value, End
		of Period	(Loss)(a)	Investments	Operations	Income	Distributions	of Period
TAX-EXEMPT BOND FUND
Institutional shares
2016		$7.34	$0.28	$0.09	$0.37	($0.28)	($0.28)	$7.43
2015	(d)	7.31	0.14	0.01	0.15	(0.12)	(0.12)	7.34

					FINANCIAL HIGHLIGHTS (Continued)
					PRINCIPAL FUNDS, INC.

							Ratio of Net
			Ratio of Expenses		Ratio of Expenses to Average Net		Investment Income
		Net Assets, End of	to Average Net		Assets (Excluding Interest Expense		to Average Net		Portfolio
Total Return		Period (in thousands)	Assets		Fees)		Assets		Turnover Rate

5.04%		$4,346	0.63	%(b)	0.60%(b),(c)		3.76%		33.7%
2.07	(e)	345	0.62 (b)	,(f)	0.60 (b)	,(c),(f)	4.15	(f)	21.0	(f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Reflects Manager's contractual expense limit.
(c)	Excludes interest expense and fees paid through inverse floater agreements. See "Operating Policies" in notes to financial statements.
(d)	Period from May 18, 2015, date operations commenced, through October 31, 2015.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.

See accompanying notes.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
Principal Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, California Municipal Fund, Core Plus Bond Fund, Diversified International Fund, Equity Income Fund, Finisterre Unconstrained Emerging Markets Bond Fund, Global Diversified Income Fund, Global Real Estate Securities Fund, Government & High Quality Bond Fund, High Yield Fund, High Yield Fund I, Income Fund, Inflation Protection Fund, International Emerging Markets Fund, International Fund I, LargeCap Growth Fund, LargeCap Growth Fund I, LargeCap Growth Fund II, LargeCap S&P 500 Index Fund, LargeCap Value Fund, LargeCap Value Fund III, MidCap Fund, MidCap Growth Fund, MidCap Growth Fund III, MidCap S&P 400 Index Fund, MidCap Value Fund I, MidCap Value Fund III, Money Market Fund, Overseas Fund, Principal Capital Appreciation Fund, Principal LifeTime 2010 Fund, Principal LifeTime 2015 Fund, Principal LifeTime 2020 Fund, Principal LifeTime 2025 Fund, Principal LifeTime 2030 Fund, Principal LifeTime 2035 Fund, Principal LifeTime 2040 Fund, Principal LifeTime 2045 Fund, Principal LifeTime 2050 Fund, Principal LifeTime 2055 Fund, Principal LifeTime 2060 Fund, Principal LifeTime Hybrid 2015 Fund, Principal LifeTime Hybrid 2020 Fund, Principal LifeTime Hybrid 2025 Fund, Principal LifeTime Hybrid 2030 Fund, Principal LifeTime Hybrid 2035 Fund, Principal LifeTime Hybrid 2040 Fund, Principal LifeTime Hybrid 2045 Fund, Principal LifeTime Hybrid 2050 Fund, Principal LifeTime Hybrid 2055 Fund, Principal LifeTime Hybrid 2060 Fund, Principal LifeTime Hybrid Income Fund, Principal LifeTime Strategic Income Fund, Real Estate Securities Fund, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio, Short-Term Income Fund, SmallCap Fund, SmallCap Growth Fund I, SmallCap S&P 600 Index Fund, SmallCap Value Fund II and Tax-Exempt Bond Fund (64 of the portfolios constituting the Principal Funds, Inc. (collectively the “Funds”)) as of October 31, 2016, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian, agent banks, brokers and transfer agents or by other appropriate auditing procedures where replies from brokers or agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds listed above constituting the portfolios within Principal Funds, Inc. at October 31, 2016, and the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
December 19, 2016

SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS,INC.
October 31, 2016 (unaudited)

As a shareholder of Principal Funds, Inc., you incur two types of costs: (1) transaction costs (for Class J shares only), including contingent deferred sales charges; and (2) ongoing costs, including management fees; distribution fees (for certain share classes); and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Principal Funds, Inc. and to compare these costs with the ongoing costs of investing in other mutual funds. As a shareholder of Principal LifeTime 2010 Fund, Principal LifeTime 2015 Fund, Principal LifeTime 2020 Fund, Principal LifeTime 2025 Fund, Principal LifeTime 2030 Fund, Principal LifeTime 2035 Fund, Principal LifeTime 2040 Fund, Principal LifeTime 2045 Fund, Principal LifeTime 2050 Fund, Principal LifeTime 2055 Fund, Principal LifeTime 2060 Fund, Principal LifeTime Hybrid 2015 Fund, Principal LifeTime Hybrid 2020 Fund, Principal LifeTime Hybrid 2025 Fund, Principal LifeTime Hybrid 2030 Fund, Principal LifeTime Hybrid 2035 Fund, Principal LifeTime Hybrid 2040 Fund, Principal LifeTime Hybrid 2045 Fund, Principal LifeTime Hybrid 2050 Fund, Principal LifeTime Hybrid 2055 Fund, Principal LifeTime Hybrid 2060 Fund, Principal LifeTime Hybrid Income Fund, Principal LifeTime Strategic Income Fund, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, or SAM Strategic Growth Portfolio, your fund will indirectly bear its pro rata share of the expenses incurred by the investment companies in which the fund invests. These expenses are not included in the fund’s annualized expense ratio used to calculate the expenses paid in this example. If they were, the expenses paid would be higher.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 to October 31,2016), unless otherwise noted.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual fee of $15.00 or $30.00 may apply to IRA or 403(b) accounts within Class J shares, respectively. R-1, R-2, R-3, R-4, R-5 and R-6 classes of shares may be purchased only through retirement plans. Such plans may impose fees in addition to those charged by the Fund. These fees are not included in the table below. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on each fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in Principal Funds, Inc. and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as contingent deferred sales charges, redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

			Actual				Hypothetical
Expenses Paid
			Ending	During Period			Ending	Expenses Paid
		Beginning	Account Value	May 1, 2016 to		Beginning	Account Value	During Period	Annualized
		Account Value	October 31,	October 31,		Account Value	October 31,	May 1, 2016 to	Expense
		May 1, 2016	2016	2016	(a)	May 1, 2016	2016	October 31, 2016(a)	Ratio
	California Municipal Fund
	Institutional	$1,000.00	$1,007.30	$3.03		$1,000.00	$1,022.12	$3.05	0.60%

	California Municipal Fund (Excluding
	Interest Expense and Fees)
	Institutional	1,000.00	1,007.30	2.78		1,000.00	1,022.34	2.80	0.55

	Core Plus Bond Fund
	Class J	1,000.00	1,022.29	3.86		1,000.00	1,021.32	3.86	0.76
	Institutional	1,000.00	1,022.95	2.54		1,000.00	1,022.62	2.54	0.50
R	-1	1,000.00	1,018.49	7.00		1,000.00	1,018.20	7.00	1.38
R	-2	1,000.00	1,019.37	6.35		1,000.00	1,018.85	6.34	1.25
R	-3	1,000.00	1,020.19	5.43		1,000.00	1,019.76	5.43	1.07
R	-4	1,000.00	1,021.64	4.47		1,000.00	1,020.71	4.47	0.88
R	-5	1,000.00	1,021.75	3.86		1,000.00	1,021.32	3.86	0.76

SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS, INC.
October 31, 2016 (unaudited)

			Actual				Hypothetical
Expenses Paid
			Ending	During Period			Ending	Expenses Paid
		Beginning	Account Value	May 1, 2016 to		Beginning	Account Value	During Period	Annualized
		Account Value	October 31,	October 31,		Account Value	October 31,	May 1, 2016 to	Expense
		May 1, 2016	2016	2016	(a)	May 1, 2016	2016	October 31, 2016(a)	Ratio
	Diversified International Fund
	Class J	$1,000.00	$1,011.71	$5.92		$1,000.00	$1,019.25	$5.94	1.17%
	Institutional	1,000.00	1,013.43	4.30		1,000.00	1,020.86	4.32	0.85
R	-1	1,000.00	1,008.94	8.69		1,000.00	1,016.49	8.72	1.72
R	-2	1,000.00	1,009.87	8.03		1,000.00	1,017.14	8.06	1.59
R	-3	1,000.00	1,010.74	7.13		1,000.00	1,018.05	7.15	1.41
R	-4	1,000.00	1,012.37	6.17		1,000.00	1,019.00	6.19	1.22
R	-5	1,000.00	1,013.29	5.57		1,000.00	1,019.61	5.58	1.10

	Equity Income Fund
	Institutional	1,000.00	1,040.89	2.67		1,000.00	1,022.52	2.64	0.52
R	-1	1,000.00	1,036.47	7.12		1,000.00	1,018.15	7.05	1.39
R	-2	1,000.00	1,037.00	6.45		1,000.00	1,018.80	6.39	1.26
R	-3	1,000.00	1,038.09	5.53		1,000.00	1,019.71	5.48	1.08
R	-4	1,000.00	1,038.60	4.56		1,000.00	1,020.66	4.52	0.89
R	-5	1,000.00	1,039.63	3.95		1,000.00	1,021.27	3.91	0.77

	Finisterre Unconstrained Emerging
	Markets Bond Fund
	Institutional	1,000.00	1,026.57	3.47	(b)	1,000.00	1,019.51	5.69	1.12

	Global Diversified Income Fund
	Institutional	1,000.00	1,053.60	4.65		1,000.00	1,020.61	4.57	0.90

	Global Diversified Income Fund (Excluding
	Dividends and Interest Expense on Short Sales
	and Short Sale Fees)
	Institutional	1,000.00	1,053.60	4.03		1,000.00	1,021.17	3.97	0.78

	Global Real Estate Securities Fund
	Institutional	1,000.00	988.24	4.50		1,000.00	1,020.61	4.57	0.90
R	-3	1,000.00	986.15	7.14		1,000.00	1,017.95	7.25	1.43
R	-4	1,000.00	986.90	6.19		1,000.00	1,018.90	6.29	1.24
R	-5	1,000.00	988.24	5.60		1,000.00	1,019.51	5.69	1.12
R	-6	1,000.00	986.87	4.69		1,000.00	1,020.41	4.77	0.94

	Government & High Quality Bond Fund
	Class J	1,000.00	1,009.72	4.24		1,000.00	1,020.91	4.27	0.84
	Institutional	1,000.00	1,011.30	2.68		1,000.00	1,022.47	2.69	0.53
R	-1	1,000.00	1,007.46	6.51		1,000.00	1,018.65	6.55	1.29
R	-2	1,000.00	1,009.04	5.86		1,000.00	1,019.30	5.89	1.16
R	-3	1,000.00	1,009.95	4.95		1,000.00	1,020.21	4.98	0.98
R	-4	1,000.00	1,009.98	3.99		1,000.00	1,021.17	4.01	0.79
R	-5	1,000.00	1,010.58	3.39		1,000.00	1,021.77	3.40	0.67

	High Yield Fund
	Institutional	1,000.00	1,067.22	3.17		1,000.00	1,022.07	3.10	0.61

	High Yield Fund I
	Institutional	1,000.00	1,061.18	3.42		1,000.00	1,021.82	3.35	0.66

	Income Fund
	Class J	1,000.00	1,029.78	4.03		1,000.00	1,021.17	4.01	0.79
	Institutional	1,000.00	1,030.22	2.50		1,000.00	1,022.67	2.49	0.49
R	-1	1,000.00	1,026.82	6.93		1,000.00	1,018.30	6.90	1.36
R	-2	1,000.00	1,027.46	6.27		1,000.00	1,018.95	6.24	1.23
R	-3	1,000.00	1,028.37	5.35		1,000.00	1,019.86	5.33	1.05
R	-4	1,000.00	1,028.29	4.38		1,000.00	1,020.81	4.37	0.86
R	-5	1,000.00	1,030.03	3.78		1,000.00	1,021.42	3.76	0.74
R	-6	1,000.00	1,030.23	2.81		1,000.00	1,022.37	2.80	0.55

	Inflation Protection Fund
	Class J	1,000.00	1,016.91	5.73		1,000.00	1,019.46	5.74	1.13
	Institutional	1,000.00	1,021.08	1.93		1,000.00	1,023.23	1.93	0.38
R	-1	1,000.00	1,015.93	6.38		1,000.00	1,018.80	6.39	1.26
R	-2	1,000.00	1,017.05	5.73		1,000.00	1,019.46	5.74	1.13
R	-3	1,000.00	1,018.09	4.82		1,000.00	1,020.36	4.82	0.95
R	-4	1,000.00	1,017.92	3.85		1,000.00	1,021.32	3.86	0.76
R	-5	1,000.00	1,018.98	3.25		1,000.00	1,021.92	3.25	0.64

SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS, INC.
October 31, 2016 (unaudited)

			Actual				Hypothetical
Expenses Paid
			Ending	During Period			Ending	Expenses Paid
		Beginning	Account Value	May 1, 2016 to		Beginning	Account Value	During Period	Annualized
		Account Value	October 31,	October 31,		Account Value	October 31,	May 1, 2016 to	Expense
		May 1, 2016	2016	2016	(a)	May 1, 2016	2016	October 31, 2016(a)	Ratio
	International Emerging Markets Fund
	Class J	$1,000.00	$1,100.35	$8.55		$1,000.00	$1,016.99	$8.21	1.62%
	Institutional	1,000.00	1,102.00	6.76		1,000.00	1,018.70	6.50	1.28
R	-1	1,000.00	1,097.94	11.23		1,000.00	1,014.43	10.79	2.13
R	-2	1,000.00	1,098.47	10.55		1,000.00	1,015.08	10.13	2.00
R	-3	1,000.00	1,099.36	9.60		1,000.00	1,015.99	9.22	1.82
R	-4	1,000.00	1,100.39	8.61		1,000.00	1,016.94	8.26	1.63
R	-5	1,000.00	1,101.32	7.98		1,000.00	1,017.55	7.66	1.51

	International Fund I
	Institutional	1,000.00	1,039.65	5.23		1,000.00	1,020.01	5.18	1.02
R	-1	1,000.00	1,035.06	9.57		1,000.00	1,015.74	9.48	1.87
R	-2	1,000.00	1,035.69	8.90		1,000.00	1,016.39	8.82	1.74
R	-3	1,000.00	1,036.54	7.99		1,000.00	1,017.29	7.91	1.56
R	-4	1,000.00	1,038.13	7.02		1,000.00	1,018.25	6.95	1.37
R	-5	1,000.00	1,038.16	6.40		1,000.00	1,018.85	6.34	1.25

	LargeCap Growth Fund
	Class J	1,000.00	1,014.79	4.71		1,000.00	1,020.46	4.72	0.93
	Institutional	1,000.00	1,015.40	3.29		1,000.00	1,021.87	3.30	0.65
R	-1	1,000.00	1,011.21	7.68		1,000.00	1,017.50	7.71	1.52
R	-2	1,000.00	1,012.11	7.03		1,000.00	1,018.15	7.05	1.39
R	-3	1,000.00	1,013.05	6.12		1,000.00	1,019.05	6.14	1.21
R	-4	1,000.00	1,014.11	5.16		1,000.00	1,020.01	5.18	1.02
R	-5	1,000.00	1,014.26	4.56		1,000.00	1,020.61	4.57	0.90

	LargeCap Growth Fund I
	Class J	1,000.00	1,037.56	4.25		1,000.00	1,020.96	4.22	0.83
	Institutional	1,000.00	1,037.96	3.18		1,000.00	1,022.02	3.15	0.62
R	-1	1,000.00	1,033.88	7.52		1,000.00	1,017.75	7.46	1.47
R	-2	1,000.00	1,034.69	6.85		1,000.00	1,018.40	6.80	1.34
R	-3	1,000.00	1,036.18	5.94		1,000.00	1,019.30	5.89	1.16
R	-4	1,000.00	1,036.66	4.97		1,000.00	1,020.26	4.93	0.97
R	-5	1,000.00	1,037.37	4.35		1,000.00	1,020.86	4.32	0.85
R	-6	1,000.00	1,038.00	3.33		1,000.00	1,021.87	3.30	0.65

	LargeCap Growth Fund II
	Class J	1,000.00	1,023.44	6.21		1,000.00	1,019.00	6.19	1.22
	Institutional	1,000.00	1,024.68	4.33		1,000.00	1,020.86	4.32	0.85
R	-1	1,000.00	1,019.80	8.78		1,000.00	1,016.44	8.77	1.73
R	-2	1,000.00	1,020.83	8.13		1,000.00	1,017.09	8.11	1.60
R	-3	1,000.00	1,021.46	7.22		1,000.00	1,018.00	7.20	1.42
R	-4	1,000.00	1,021.95	6.25		1,000.00	1,018.95	6.24	1.23
R	-5	1,000.00	1,021.59	5.64		1,000.00	1,019.56	5.63	1.11

	LargeCap S&P 500 Index Fund
	Class J	1,000.00	1,038.35	2.05		1,000.00	1,023.13	2.03	0.40
	Institutional	1,000.00	1,039.42	0.82		1,000.00	1,024.33	0.81	0.16
R	-1	1,000.00	1,035.37	5.27		1,000.00	1,019.96	5.23	1.03
R	-2	1,000.00	1,035.81	4.61		1,000.00	1,020.61	4.57	0.90
R	-3	1,000.00	1,036.58	3.69		1,000.00	1,021.52	3.66	0.72
R	-4	1,000.00	1,037.88	2.71		1,000.00	1,022.47	2.69	0.53
R	-5	1,000.00	1,038.25	2.10		1,000.00	1,023.08	2.08	0.41

	LargeCap Value Fund
	Class J	1,000.00	1,007.16	3.58		1,000.00	1,021.57	3.61	0.71
	Institutional	1,000.00	1,008.80	2.17		1,000.00	1,022.97	2.19	0.43
R	-1	1,000.00	1,003.55	6.55		1,000.00	1,018.60	6.60	1.30
R	-2	1,000.00	1,004.41	5.89		1,000.00	1,019.25	5.94	1.17
R	-3	1,000.00	1,006.21	4.99		1,000.00	1,020.16	5.03	0.99
R	-4	1,000.00	1,006.21	4.03		1,000.00	1,021.11	4.06	0.80
R	-5	1,000.00	1,007.91	3.43		1,000.00	1,021.72	3.46	0.68

SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS, INC.
October 31, 2016 (unaudited)

			Actual				Hypothetical
Expenses Paid
			Ending	During Period			Ending	Expenses Paid
		Beginning	Account Value	May 1, 2016 to		Beginning	Account Value	During Period	Annualized
		Account Value	October 31,	October 31,		Account Value	October 31,	May 1, 2016 to	Expense
		May 1, 2016	2016	2016	(a)	May 1, 2016	2016	October 31, 2016(a)	Ratio
	LargeCap Value Fund III
	Class J	$1,000.00	$1,028.33	$5.40		$1,000.00	$1,019.81	$5.38	1.06%
	Institutional	1,000.00	1,030.05	3.88		1,000.00	1,021.32	3.86	0.76
R	-1	1,000.00	1,026.03	8.35		1,000.00	1,016.89	8.31	1.64
R	-2	1,000.00	1,026.64	7.69		1,000.00	1,017.55	7.66	1.51
R	-3	1,000.00	1,027.65	6.78		1,000.00	1,018.45	6.75	1.33
R	-4	1,000.00	1,028.71	5.81		1,000.00	1,019.41	5.79	1.14
R	-5	1,000.00	1,028.49	5.20		1,000.00	1,020.01	5.18	1.02

	MidCap Fund
	Class J	1,000.00	1,045.25	4.16		1,000.00	1,021.06	4.12	0.81
	Institutional	1,000.00	1,046.16	3.50		1,000.00	1,021.72	3.46	0.68
R	-1	1,000.00	1,041.67	7.54		1,000.00	1,017.75	7.46	1.47
R	-2	1,000.00	1,042.17	6.88		1,000.00	1,018.40	6.80	1.34
R	-3	1,000.00	1,043.39	5.96		1,000.00	1,019.30	5.89	1.16
R	-4	1,000.00	1,044.40	4.98		1,000.00	1,020.26	4.93	0.97
R	-5	1,000.00	1,044.72	4.37		1,000.00	1,020.86	4.32	0.85

	MidCap Growth Fund
	Class J	1,000.00	1,035.78	4.81		1,000.00	1,020.41	4.77	0.94
	Institutional	1,000.00	1,036.14	3.84		1,000.00	1,021.37	3.81	0.75
R	-1	1,000.00	1,032.37	7.87		1,000.00	1,017.39	7.81	1.54
R	-2	1,000.00	1,031.88	7.20		1,000.00	1,018.05	7.15	1.41
R	-3	1,000.00	1,031.70	6.28		1,000.00	1,018.95	6.24	1.23
R	-4	1,000.00	1,034.74	5.32		1,000.00	1,019.91	5.28	1.04
R	-5	1,000.00	1,033.53	4.70		1,000.00	1,020.51	4.67	0.92

	MidCap Growth Fund III
	Class J	1,000.00	1,007.33	6.51		1,000.00	1,018.65	6.55	1.29
	Institutional	1,000.00	1,008.24	4.75		1,000.00	1,020.41	4.77	0.94
R	-1	1,000.00	1,004.81	9.12		1,000.00	1,016.04	9.17	1.81
R	-2	1,000.00	1,004.64	8.47		1,000.00	1,016.69	8.52	1.68
R	-3	1,000.00	1,005.40	7.56		1,000.00	1,017.60	7.61	1.50
R	-4	1,000.00	1,006.34	6.61		1,000.00	1,018.55	6.65	1.31
R	-5	1,000.00	1,007.13	6.00		1,000.00	1,019.15	6.04	1.19

	MidCap S&P 400 Index Fund
	Class J	1,000.00	1,037.90	2.61		1,000.00	1,022.57	2.59	0.51
	Institutional	1,000.00	1,039.74	1.03		1,000.00	1,024.13	1.02	0.20
R	-1	1,000.00	1,035.73	5.27		1,000.00	1,019.96	5.23	1.03
R	-2	1,000.00	1,036.32	4.61		1,000.00	1,020.61	4.57	0.90
R	-3	1,000.00	1,037.00	3.69		1,000.00	1,021.52	3.66	0.72
R	-4	1,000.00	1,037.99	2.72		1,000.00	1,022.47	2.69	0.53
R	-5	1,000.00	1,038.77	2.10		1,000.00	1,023.08	2.08	0.41

	MidCap Value Fund I
	Class J	1,000.00	1,032.51	6.18		1,000.00	1,019.05	6.14	1.21
	Institutional	1,000.00	1,033.78	4.70		1,000.00	1,020.51	4.67	0.92
R	-1	1,000.00	1,029.39	8.98		1,000.00	1,016.29	8.92	1.76
R	-2	1,000.00	1,030.77	8.32		1,000.00	1,016.94	8.26	1.63
R	-3	1,000.00	1,031.08	7.40		1,000.00	1,017.85	7.35	1.45
R	-4	1,000.00	1,032.59	6.44		1,000.00	1,018.80	6.39	1.26
R	-5	1,000.00	1,033.23	5.83		1,000.00	1,019.41	5.79	1.14

	MidCap Value Fund III
	Class J	1,000.00	1,015.11	4.61		1,000.00	1,020.56	4.62	0.91
	Institutional	1,000.00	1,016.45	3.29		1,000.00	1,021.87	3.30	0.65
R	-1	1,000.00	1,012.15	7.64		1,000.00	1,017.55	7.66	1.51
R	-2	1,000.00	1,012.62	6.98		1,000.00	1,018.20	7.00	1.38
R	-3	1,000.00	1,013.88	6.07		1,000.00	1,019.10	6.09	1.20
R	-4	1,000.00	1,014.59	5.11		1,000.00	1,020.06	5.13	1.01
R	-5	1,000.00	1,015.62	4.51		1,000.00	1,020.66	4.52	0.89
R	-6	1,000.00	1,016.45	3.50		1,000.00	1,021.67	3.51	0.69

	Money Market Fund
	Class J	1,000.00	1,000.00	2.92		1,000.00	1,022.22	2.95	0.58
	Institutional	1,000.00	1,000.53	2.16		1,000.00	1,022.97	2.19	0.43

SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS, INC.
October 31, 2016 (unaudited)

			Actual				Hypothetical
Expenses Paid
			Ending	During Period			Ending	Expenses Paid
		Beginning	Account Value	May 1, 2016 to		Beginning	Account Value	During Period	Annualized
		Account Value	October 31,	October 31,		Account Value	October 31,	May 1, 2016 to	Expense
		May 1, 2016	2016	2016	(a)	May 1, 2016	2016	October 31, 2016(a)	Ratio
	Overseas Fund
	Institutional	$1,000.00	$1,001.06	$5.33		$1,000.00	$1,019.81	$5.38	1.06%
R	-1	1,000.00	996.78	9.69		1,000.00	1,015.43	9.78	1.93
R	-2	1,000.00	996.79	9.03		1,000.00	1,016.09	9.12	1.80
R	-3	1,000.00	998.93	8.14		1,000.00	1,016.99	8.21	1.62
R	-4	1,000.00	998.93	7.19		1,000.00	1,017.95	7.25	1.43
R	-5	1,000.00	1,000.00	6.59		1,000.00	1,018.55	6.65	1.31

	Principal Capital Appreciation Fund
	Institutional	1,000.00	1,029.34	2.40		1,000.00	1,022.77	2.39	0.47
R	-1	1,000.00	1,024.79	6.77		1,000.00	1,018.45	6.75	1.33
R	-2	1,000.00	1,025.62	6.11		1,000.00	1,019.10	6.09	1.20
R	-3	1,000.00	1,026.37	5.20		1,000.00	1,020.01	5.18	1.02
R	-4	1,000.00	1,027.43	4.23		1,000.00	1,020.96	4.22	0.83
R	-5	1,000.00	1,028.07	3.62		1,000.00	1,021.57	3.61	0.71

	Principal LifeTime 2010 Fund
	Class J	1,000.00	1,024.84	1.07		1,000.00	1,024.08	1.07	0.21
	Institutional	1,000.00	1,026.32	0.15		1,000.00	1,024.99	0.15	0.03
R	-1	1,000.00	1,021.76	4.57		1,000.00	1,020.61	4.57	0.90
R	-2	1,000.00	1,021.76	3.91		1,000.00	1,021.27	3.91	0.77
R	-3	1,000.00	1,022.60	3.00		1,000.00	1,022.17	3.00	0.59
R	-4	1,000.00	1,023.33	2.03		1,000.00	1,023.13	2.03	0.40
R	-5	1,000.00	1,024.86	1.43		1,000.00	1,023.73	1.42	0.28

	Principal LifeTime 2015 Fund
	Institutional	1,000.00	1,026.24	0.05		1,000.00	1,025.09	0.05	0.01
R	-1	1,000.00	1,021.67	4.47		1,000.00	1,020.71	4.47	0.88
R	-2	1,000.00	1,022.63	3.81		1,000.00	1,021.37	3.81	0.75
R	-3	1,000.00	1,023.69	2.90		1,000.00	1,022.27	2.90	0.57
R	-4	1,000.00	1,025.59	1.93		1,000.00	1,023.23	1.93	0.38
R	-5	1,000.00	1,025.54	1.32		1,000.00	1,023.83	1.32	0.26

	Principal LifeTime 2020 Fund
	Class J	1,000.00	1,025.40	0.97		1,000.00	1,024.18	0.97	0.19
	Institutional	1,000.00	1,026.82	0.05		1,000.00	1,025.09	0.05	0.01
R	-1	1,000.00	1,022.36	4.52		1,000.00	1,020.66	4.52	0.89
R	-2	1,000.00	1,023.18	3.87		1,000.00	1,021.32	3.86	0.76
R	-3	1,000.00	1,023.98	2.95		1,000.00	1,022.22	2.95	0.58
R	-4	1,000.00	1,024.69	1.98		1,000.00	1,023.18	1.98	0.39
R	-5	1,000.00	1,025.40	1.37		1,000.00	1,023.78	1.37	0.27

	Principal LifeTime 2025 Fund
	Institutional	1,000.00	1,026.37	0.05		1,000.00	1,025.09	0.05	0.01
R	-1	1,000.00	1,021.91	4.47		1,000.00	1,020.71	4.47	0.88
R	-2	1,000.00	1,022.89	3.81		1,000.00	1,021.37	3.81	0.75
R	-3	1,000.00	1,023.86	2.90		1,000.00	1,022.27	2.90	0.57
R	-4	1,000.00	1,024.65	1.93		1,000.00	1,023.23	1.93	0.38
R	-5	1,000.00	1,025.54	1.32		1,000.00	1,023.83	1.32	0.26

	Principal LifeTime 2030 Fund
	Class J	1,000.00	1,023.72	1.02		1,000.00	1,024.13	1.02	0.20
	Institutional	1,000.00	1,025.19	0.05		1,000.00	1,025.09	0.05	0.01
R	-1	1,000.00	1,020.75	4.52		1,000.00	1,020.66	4.52	0.89
R	-2	1,000.00	1,020.71	3.86		1,000.00	1,021.32	3.86	0.76
R	-3	1,000.00	1,022.22	2.95		1,000.00	1,022.22	2.95	0.58
R	-4	1,000.00	1,023.05	1.98		1,000.00	1,023.18	1.98	0.39
R	-5	1,000.00	1,023.68	1.37		1,000.00	1,023.78	1.37	0.27

	Principal LifeTime 2035 Fund
	Institutional	1,000.00	1,022.24	0.05		1,000.00	1,025.09	0.05	0.01
R	-1	1,000.00	1,016.95	4.46		1,000.00	1,020.71	4.47	0.88
R	-2	1,000.00	1,017.92	3.80		1,000.00	1,021.37	3.81	0.75
R	-3	1,000.00	1,019.74	2.89		1,000.00	1,022.27	2.90	0.57
R	-4	1,000.00	1,019.61	1.93		1,000.00	1,023.23	1.93	0.38
R	-5	1,000.00	1,021.42	1.32		1,000.00	1,023.83	1.32	0.26

SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS, INC.
October 31, 2016 (unaudited)

			Actual				Hypothetical
Expenses Paid
			Ending	During Period			Ending	Expenses Paid
		Beginning	Account Value	May 1, 2016 to		Beginning	Account Value	During Period	Annualized
		Account Value	October 31,	October 31,		Account Value	October 31,	May 1, 2016 to	Expense
		May 1, 2016	2016	2016	(a)	May 1, 2016	2016	October 31, 2016(a)	Ratio
	Principal LifeTime 2040 Fund
	Class J	$1,000.00	$1,021.17	$1.12		$1,000.00	$1,024.03	$1.12	0.22%
	Institutional	1,000.00	1,021.74	0.10		1,000.00	1,025.04	0.10	0.02
R	-1	1,000.00	1,017.54	4.51		1,000.00	1,020.66	4.52	0.89
R	-2	1,000.00	1,018.27	3.86		1,000.00	1,021.32	3.86	0.76
R	-3	1,000.00	1,019.06	2.94		1,000.00	1,022.22	2.95	0.58
R	-4	1,000.00	1,020.50	1.98		1,000.00	1,023.18	1.98	0.39
R	-5	1,000.00	1,020.38	1.37		1,000.00	1,023.78	1.37	0.27

	Principal LifeTime 2045 Fund
	Institutional	1,000.00	1,022.73	0.10		1,000.00	1,025.04	0.10	0.02
R	-1	1,000.00	1,017.72	4.46		1,000.00	1,020.71	4.47	0.88
R	-2	1,000.00	1,017.74	3.80		1,000.00	1,021.37	3.81	0.75
R	-3	1,000.00	1,019.48	2.89		1,000.00	1,022.27	2.90	0.57
R	-4	1,000.00	1,020.28	1.93		1,000.00	1,023.23	1.93	0.38
R	-5	1,000.00	1,020.24	1.32		1,000.00	1,023.83	1.32	0.26

	Principal LifeTime 2050 Fund
	Class J	1,000.00	1,020.59	1.78		1,000.00	1,023.38	1.78	0.35
	Institutional	1,000.00	1,022.32	0.10		1,000.00	1,025.04	0.10	0.02
R	-1	1,000.00	1,018.03	4.51		1,000.00	1,020.66	4.52	0.89
R	-2	1,000.00	1,018.80	3.86		1,000.00	1,021.32	3.86	0.76
R	-3	1,000.00	1,019.55	2.94		1,000.00	1,022.22	2.95	0.58
R	-4	1,000.00	1,020.96	1.98		1,000.00	1,023.18	1.98	0.39
R	-5	1,000.00	1,020.91	1.37		1,000.00	1,023.78	1.37	0.27

	Principal LifeTime 2055 Fund
	Institutional	1,000.00	1,022.05	0.15		1,000.00	1,024.99	0.15	0.03
R	-1	1,000.00	1,018.17	4.46		1,000.00	1,020.71	4.47	0.88
R	-2	1,000.00	1,019.04	3.81		1,000.00	1,021.37	3.81	0.75
R	-3	1,000.00	1,019.82	2.89		1,000.00	1,022.27	2.90	0.57
R	-4	1,000.00	1,020.59	1.93		1,000.00	1,023.23	1.93	0.38
R	-5	1,000.00	1,021.41	1.32		1,000.00	1,023.83	1.32	0.26

	Principal LifeTime 2060 Fund
	Class J	1,000.00	1,020.65	1.93		1,000.00	1,023.23	1.93	0.38
	Institutional	1,000.00	1,022.28	0.25		1,000.00	1,024.89	0.25	0.05
R	-1	1,000.00	1,018.32	4.52		1,000.00	1,020.66	4.52	0.89
R	-2	1,000.00	1,019.13	3.81		1,000.00	1,021.37	3.81	0.75
R	-3	1,000.00	1,019.84	2.89		1,000.00	1,022.27	2.90	0.57
R	-4	1,000.00	1,020.71	1.93		1,000.00	1,023.23	1.93	0.38
R	-5	1,000.00	1,021.53	1.32		1,000.00	1,023.83	1.32	0.26

	Principal LifeTime Hybrid 2015 Fund
	Institutional	1,000.00	1,025.48	0.25		1,000.00	1,024.89	0.25	0.05
R	-6	1,000.00	1,025.48	0.10		1,000.00	1,025.04	0.10	0.02

	Principal LifeTime Hybrid 2020 Fund
	Institutional	1,000.00	1,026.40	0.25		1,000.00	1,024.89	0.25	0.05
R	-6	1,000.00	1,026.40	0.10		1,000.00	1,025.04	0.10	0.02

	Principal LifeTime Hybrid 2025 Fund
	Institutional	1,000.00	1,027.41	0.25		1,000.00	1,024.89	0.25	0.05
R	-6	1,000.00	1,027.38	0.10		1,000.00	1,025.04	0.10	0.02

	Principal LifeTime Hybrid 2030 Fund
	Institutional	1,000.00	1,028.34	0.25		1,000.00	1,024.89	0.25	0.05
R	-6	1,000.00	1,028.34	0.10		1,000.00	1,025.04	0.10	0.02

	Principal LifeTime Hybrid 2035 Fund
	Institutional	1,000.00	1,029.32	0.26		1,000.00	1,024.89	0.25	0.05
R	-6	1,000.00	1,029.32	0.10		1,000.00	1,025.04	0.10	0.02

	Principal LifeTime Hybrid 2040 Fund
	Institutional	1,000.00	1,030.30	0.26		1,000.00	1,024.89	0.25	0.05
R	-6	1,000.00	1,029.26	0.10		1,000.00	1,025.04	0.10	0.02

	Principal LifeTime Hybrid 2045 Fund
	Institutional	1,000.00	1,030.36	0.26		1,000.00	1,024.89	0.25	0.05
R	-6	1,000.00	1,030.36	0.10		1,000.00	1,025.04	0.10	0.02

SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS, INC.
October 31, 2016 (unaudited)

			Actual				Hypothetical
Expenses Paid
			Ending	During Period			Ending	Expenses Paid
		Beginning	Account Value	May 1, 2016 to		Beginning	Account Value	During Period	Annualized
		Account Value	October 31,	October 31,		Account Value	October 31,	May 1, 2016 to	Expense
		May 1, 2016	2016	2016	(a)	May 1, 2016	2016	October 31, 2016(a)	Ratio
	Principal LifeTime Hybrid 2050 Fund
	Institutional	$1,000.00	$1,030.27	$0.26		$1,000.00	$1,024.89	$0.25	0.05%
R	-6	1,000.00	1,031.31	0.10		1,000.00	1,025.04	0.10	0.02

	Principal LifeTime Hybrid 2055 Fund
	Institutional	1,000.00	1,031.28	0.26		1,000.00	1,024.89	0.25	0.05
R	-6	1,000.00	1,032.29	0.10		1,000.00	1,025.04	0.10	0.02

	Principal LifeTime Hybrid 2060 Fund
	Institutional	1,000.00	1,031.28	0.26		1,000.00	1,024.89	0.25	0.05
R	-6	1,000.00	1,031.25	0.10		1,000.00	1,025.04	0.10	0.02

	Principal LifeTime Hybrid Income Fund
	Institutional	1,000.00	1,021.36	0.25		1,000.00	1,024.89	0.25	0.05
R	-6	1,000.00	1,021.34	0.10		1,000.00	1,025.04	0.10	0.02

	Principal LifeTime Strategic Income Fund
	Class J	1,000.00	1,022.73	1.32		1,000.00	1,023.83	1.32	0.26
	Institutional	1,000.00	1,023.45	0.25		1,000.00	1,024.89	0.25	0.05
R	-1	1,000.00	1,019.25	4.67		1,000.00	1,020.51	4.67	0.92
R	-2	1,000.00	1,019.25	4.01		1,000.00	1,021.17	4.01	0.79
R	-3	1,000.00	1,021.11	3.10		1,000.00	1,022.07	3.10	0.61
R	-4	1,000.00	1,021.92	2.13		1,000.00	1,023.03	2.14	0.42
R	-5	1,000.00	1,022.63	1.53		1,000.00	1,023.63	1.53	0.30

	Real Estate Securities Fund
	Class J	1,000.00	1,012.07	5.72		1,000.00	1,019.46	5.74	1.13
	Institutional	1,000.00	1,013.83	4.40		1,000.00	1,020.76	4.42	0.87
R	-1	1,000.00	1,009.42	8.59		1,000.00	1,016.59	8.62	1.70
R	-2	1,000.00	1,010.10	7.93		1,000.00	1,017.24	7.96	1.57
R	-3	1,000.00	1,011.09	7.03		1,000.00	1,018.15	7.05	1.39
R	-4	1,000.00	1,012.26	6.07		1,000.00	1,019.10	6.09	1.20
R	-5	1,000.00	1,012.34	5.46		1,000.00	1,019.71	5.48	1.08

	SAM Balanced Portfolio
	Class J	1,000.00	1,029.01	2.55		1,000.00	1,022.62	2.54	0.50
	Institutional	1,000.00	1,030.19	1.58		1,000.00	1,023.58	1.58	0.31
R	-1	1,000.00	1,025.60	6.06		1,000.00	1,019.15	6.04	1.19
R	-2	1,000.00	1,026.43	5.40		1,000.00	1,019.81	5.38	1.06
R	-3	1,000.00	1,026.77	4.48		1,000.00	1,020.71	4.47	0.88
R	-4	1,000.00	1,028.25	3.52		1,000.00	1,021.67	3.51	0.69
R	-5	1,000.00	1,028.93	2.91		1,000.00	1,022.27	2.90	0.57

	SAM Conservative Balanced
	Portfolio
	Class J	1,000.00	1,027.88	2.55		1,000.00	1,022.62	2.54	0.50
	Institutional	1,000.00	1,028.72	1.63		1,000.00	1,023.53	1.63	0.32
R	-1	1,000.00	1,024.17	6.05		1,000.00	1,019.15	6.04	1.19
R	-2	1,000.00	1,024.55	5.39		1,000.00	1,019.81	5.38	1.06
R	-3	1,000.00	1,025.94	4.48		1,000.00	1,020.71	4.47	0.88
R	-4	1,000.00	1,026.78	3.52		1,000.00	1,021.67	3.51	0.69
R	-5	1,000.00	1,027.46	2.90		1,000.00	1,022.27	2.90	0.57

	SAM Conservative Growth Portfolio
	Class J	1,000.00	1,029.28	2.60		1,000.00	1,022.57	2.59	0.51
	Institutional	1,000.00	1,030.84	1.58		1,000.00	1,023.58	1.58	0.31
R	-1	1,000.00	1,026.15	6.06		1,000.00	1,019.15	6.04	1.19
R	-2	1,000.00	1,026.11	5.40		1,000.00	1,019.81	5.38	1.06
R	-3	1,000.00	1,027.41	4.48		1,000.00	1,020.71	4.47	0.88
R	-4	1,000.00	1,028.41	3.52		1,000.00	1,021.67	3.51	0.69
R	-5	1,000.00	1,029.10	2.91		1,000.00	1,022.27	2.90	0.57

	SAM Flexible Income Portfolio
	Class J	1,000.00	1,029.32	2.60		1,000.00	1,022.57	2.59	0.51
	Institutional	1,000.00	1,030.98	1.63		1,000.00	1,023.53	1.63	0.32
R	-1	1,000.00	1,025.92	6.06		1,000.00	1,019.15	6.04	1.19
R	-2	1,000.00	1,026.29	5.40		1,000.00	1,019.81	5.38	1.06
R	-3	1,000.00	1,027.32	4.48		1,000.00	1,020.71	4.47	0.88
R	-4	1,000.00	1,028.22	3.52		1,000.00	1,021.67	3.51	0.69
R	-5	1,000.00	1,029.77	2.91		1,000.00	1,022.27	2.90	0.57

SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS, INC.
October 31, 2016 (unaudited)

			Actual				Hypothetical
Expenses Paid
			Ending	During Period			Ending	Expenses Paid
		Beginning	Account Value	May 1, 2016 to		Beginning	Account Value	During Period	Annualized
		Account Value	October 31,	October 31,		Account Value	October 31,	May 1, 2016 to	Expense
		May 1, 2016	2016	2016	(a)	May 1, 2016	2016	October 31, 2016(a)	Ratio
	SAM Strategic Growth Portfolio
	Class J	$1,000.00	$1,027.26	$2.65		$1,000.00	$1,022.52	$2.64	0.52%
	Institutional	1,000.00	1,028.14	1.63		1,000.00	1,023.53	1.63	0.32
R	-1	1,000.00	1,023.32	6.05		1,000.00	1,019.15	6.04	1.19
R	-2	1,000.00	1,023.81	5.39		1,000.00	1,019.81	5.38	1.06
R	-3	1,000.00	1,025.00	4.48		1,000.00	1,020.71	4.47	0.88
R	-4	1,000.00	1,025.98	3.51		1,000.00	1,021.67	3.51	0.69
R	-5	1,000.00	1,026.62	2.90		1,000.00	1,022.27	2.90	0.57

	Short-Term Income Fund
	Class J	1,000.00	1,010.91	3.54		1,000.00	1,021.62	3.56	0.70
	Institutional	1,000.00	1,012.27	2.18		1,000.00	1,022.97	2.19	0.43
R	-1	1,000.00	1,007.92	6.56		1,000.00	1,018.60	6.60	1.30
R	-2	1,000.00	1,008.57	5.91		1,000.00	1,019.25	5.94	1.17
R	-3	1,000.00	1,009.48	5.00		1,000.00	1,020.16	5.03	0.99
R	-4	1,000.00	1,010.47	4.04		1,000.00	1,021.11	4.06	0.80
R	-5	1,000.00	1,011.04	3.44		1,000.00	1,021.72	3.46	0.68

	SmallCap Fund
	Class J	1,000.00	1,064.68	5.14		1,000.00	1,020.16	5.03	0.99
	Institutional	1,000.00	1,066.03	4.15		1,000.00	1,021.11	4.06	0.80
R	-1	1,000.00	1,061.36	8.45		1,000.00	1,016.94	8.26	1.63
R	-2	1,000.00	1,061.85	7.77		1,000.00	1,017.60	7.61	1.50
R	-3	1,000.00	1,062.67	6.84		1,000.00	1,018.50	6.70	1.32
R	-4	1,000.00	1,063.72	5.86		1,000.00	1,019.46	5.74	1.13
R	-5	1,000.00	1,064.58	5.24		1,000.00	1,020.06	5.13	1.01

	SmallCap Growth Fund I
	Class J	1,000.00	1,057.88	6.72		1,000.00	1,018.60	6.60	1.30
	Institutional	1,000.00	1,058.99	5.23		1,000.00	1,020.06	5.13	1.01
R	-1	1,000.00	1,053.69	9.65		1,000.00	1,015.74	9.48	1.87
R	-2	1,000.00	1,055.24	8.99		1,000.00	1,016.39	8.82	1.74
R	-3	1,000.00	1,055.80	8.06		1,000.00	1,017.29	7.91	1.56
R	-4	1,000.00	1,056.19	7.08		1,000.00	1,018.25	6.95	1.37
R	-5	1,000.00	1,057.11	6.46		1,000.00	1,018.85	6.34	1.25
R	-6	1,000.00	1,058.10	5.48		1,000.00	1,019.81	5.38	1.06

	SmallCap S&P 600 Index Fund
	Class J	1,000.00	1,044.84	2.47		1,000.00	1,022.72	2.44	0.48
	Institutional	1,000.00	1,045.96	1.08		1,000.00	1,024.08	1.07	0.21
R	-1	1,000.00	1,042.02	5.29		1,000.00	1,019.96	5.23	1.03
R	-2	1,000.00	1,042.37	4.62		1,000.00	1,020.61	4.57	0.90
R	-3	1,000.00	1,043.42	3.70		1,000.00	1,021.52	3.66	0.72
R	-4	1,000.00	1,044.37	2.72		1,000.00	1,022.47	2.69	0.53
R	-5	1,000.00	1,045.04	2.11		1,000.00	1,023.08	2.08	0.41

	SmallCap Value Fund II
	Class J	1,000.00	1,044.80	7.30		1,000.00	1,018.00	7.20	1.42
	Institutional	1,000.00	1,047.37	5.09		1,000.00	1,020.16	5.03	0.99
R	-1	1,000.00	1,043.60	9.50		1,000.00	1,015.84	9.37	1.85
R	-2	1,000.00	1,044.01	8.84		1,000.00	1,016.49	8.72	1.72
R	-3	1,000.00	1,044.46	7.91		1,000.00	1,017.39	7.81	1.54
R	-4	1,000.00	1,045.78	6.94		1,000.00	1,018.35	6.85	1.35
R	-5	1,000.00	1,047.15	6.33		1,000.00	1,018.95	6.24	1.23
R	-6	1,000.00	1,047.41	5.20		1,000.00	1,020.06	5.13	1.01

	Tax-Exempt Bond Fund
	Institutional	1,000.00	1,008.12	3.03		1,000.00	1,022.12	3.05	0.60

	Tax-Exempt Bond Fund (Excluding
	Interest Expense and Fees)
	Institutional	1,000.00	1,008.10	2.93		1,000.00	1,022.18	2.95	0.58

(a) Expenses are equal to a fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

(b) Expenses are equal to a fund's annualized expense ratio multiplied by the average account value over the period (July 11, 2016 to October 31, 2016), multiplied by 112/366 (to reflect the period since inception).

FUND DIRECTORS AND OFFICERS

Under Maryland law, a Board of Directors oversees the Fund. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Fund. Each director also has the same position with Principal Variable Contracts Funds, Inc. and Principal Exchange-Traded Funds which are also sponsored by Principal Life Insurance Company. Each director holds office for an indefinite term or until reaching age 72. Directors considered to be “interested persons” as defined in the Investment Company Act of 1940, as shown below are considered to be interested because of an affiliation with the Manager and Principal Life Insurance Company.

The following directors are considered not to be “interested persons” as defined in the 1940 Act

			Other
Name,		Number of Portfolios	Directorships
Position Held with the Fund,	Principal Occupation(s)	in Fund Complex	Held by Director
Year of Birth	During past 5 years	Overseen by Director	During Past 5 Years
Elizabeth Ballantine	Principal, EBA Associates	126	Durango Herald, Inc;
Director since 2004			McClatchy
Member, Nominating and Governance			Newspapers, Inc.
Committee
1948

Leroy T. Barnes, Jr.	Retired.	126	McClatchy
Director since March 2012			Newspapers, Inc.;
Member, Audit Committee			Herbalife Ltd.; Frontier
1951			Communications, Inc.

Craig Damos	President, The Damos Company	126	Hardin Construction
Director since 2008			Company
Member, Audit Committee
Member, 15(c) Committee
1954

Mark A. Grimmett	Formerly, Executive Vice	126	None
Director since 2004	President and CFO, Merle
Member, Nominating and Governance	Norman Cosmetics, Inc.
Committee
Member, 15(c) Committee
Member, Executive Committee
1960

Fritz S. Hirsch	CEO, MAM USA	126	Focus Products Group
Director since 2005
Member, Operations Committee
Member, 15(c) Committee
1951

Tao Huang	Formerly, Chief Operating	126	Armstrong World
Director since March 2012	Officer, Morningstar, Inc.		Industries, Inc.
Member, Operations Committee
Member, 15(c) Committee
1962

Karen (“Karrie”) McMillan	Managing Director, Patomak	126	None
Director since 2014	Global Partners, LLC.
Member, Operations Committee	Formerly, General Counsel,
1961	Investment Company Institute

Elizabeth A. Nickels	Formerly, Executive Director,	126	Charlotte Russe; Follet
Director since September 2015	Herman Miller Foundation;		Corporation; Herman
Member, Audit Committee	Formerly President, Herman		Miller, Inc.; PetSmart;
1962	Miller Healthcare		SpartanNash; Spectrum
			Health Systems

Daniel Pavelich	Retired.	126	None
Director since 2007
Member, Audit Committee
1944

The following directors are considered to be “interested persons” as defined in the 1940 Act, because of an affiliation with the Manager and Principal Life.

Other
		Number of	Directorships
		Portfolios in	Held by
Name,		Fund Complex	Director
Position Held with the Fund,	Principal Occupation(s)	Overseen	During Past 5
Year of Birth	During past 5 years	by Director	Years
Michael J. Beer	Chief Executive Officer, Principal Funds	126	None
Director since 2012	Distributor, Inc. (“PFD”) since 2015
President, Chief Executive Officer	Director, PFD since 2015
Member, Executive Committee	Vice President/Mutual Funds and Broker
1961	Dealer, Principal Life Insurance
Company (“PLIC”) (2001-2014)
Vice President/Chief Operating Officer,
Principal Funds, PLIC (2014-2015)
Executive Director, Principal Funds &
Trust, PLIC since 2015
Director, Principal Management
Corporation, (the “Manager”) (2006-2015)
President & Chief Executive Officer,
the Manager since 2015
Executive Vice President/Chief Operating
Officer, the Manager (2008-2015)
Chair, the Manager since 2015
Director, Principal Securities, Inc. (“PSI”) (2005-
2015)
President, PSI (2005-2015)
Director, Principal Shareholder
Services (“PSS”) (2007-2015)
Chairman, PSS since 2015
President, PSS (2007-2015)
Executive Vice President, PSS since 2015

Nora M. Everett	Director, Edge Asset Management,	126	None
Director since 2008	Inc. (“Edge”) (2008-2011)
Chair	Director, Finisterre Capital LLP since 2011
Member, Executive Committee	Director, Origin Asset Management
1959	LLP since 2011
Chairman, Principal Financial
Advisors, Inc. (“PFA”) (2010-2015)
Chairman, PFD (2011-2015)
Director, PFD (2008-2011)
Senior Vice President/Retirement and
Investor Services, PLIC (2008-2015)
President/Retirement and Investor
Services, PLIC since 2015
Chairman, the Manager (2011-2015)
President, the Manager (2008-2015)
Director, the Manager (2008-2011)
Director, PSI (2008-2011, and since 2015)
Chairman, PSI (2011-2015)
Chief Executive Officer, PSI (2009-2015)
Chairman, PSS (2011-2015)
Director, PSS (2008-2011)

Correspondence intended for each Director who is other than an Interested Director may be sent to 655 9th Street, Des Moines, IA

50392.

The following table presents officers of the Funds.

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Randy L. Bergstrom	Counsel, Principal Global Investors, LLC (“PGI”)
Assistant Tax Counsel	Counsel, PLIC
Des Moines, IA 50392
1955

Jennifer A. Block	Counsel, PFD (2009-2013)
Assistant Counsel and Assistant	Counsel, PLIC
Secretary	Counsel, the Manager (2009-2013, 2014 - present)
Des Moines, IA 50392	Counsel, PSI (2009-2013)
1973	Counsel, PSS (2009-2013)

Tracy Bollin	Chief Financial Officer, PFA (2010-2015)
Chief Financial Officer	Senior Vice President, PFD since 2015
Des Moines, IA 50392	Chief Financial Officer, PFD since 2010
1970	Senior Vice President, the Manager since 2015
Chief Financial Officer, the Manager (2010-2015)
Director, the Manager since 2015
Chief Financial Officer, PSI (2010-2015)
Director, PSS since 2015
President, PSS since 2015
Chief Financial Officer, PSS (2010-2015)

David J. Brown	Senior Vice President, PFD
Chief Compliance Officer	Chief Compliance Officer-Funds, PLIC since 2016
Des Moines, IA 50392	Vice President/Compliance, PLIC
1960	Senior Vice President, the Manager
Senior Vice President, PSI
Senior Vice President, PSS

Gina L. Graham	Vice President/Treasurer, PFA since 2016
Treasurer	Vice President/Treasurer, PFD since 2016
Des Moines, IA 50392	Vice President/Treasurer, PGI since 2016
1965	Vice President/Treasurer, PLIC since 2016
Vice President/Treasurer, the Manager since 2016
Vice President/Treasurer, Principal Real Estate Investors, LLC since 2016
Vice President/Treasurer, PSI since 2016
Vice President/Treasurer, PSS since 2016
Carolyn F. Kolks	Counsel, PGI
Assistant Tax Counsel	Counsel, PLIC
Des Moines, IA 50392
1962

Layne A. Rasmussen	Vice President/Controller – Principal Funds, the Manager
Vice President and Controller
Des Moines, IA 50392
1958

Greg Reymann	Assistant General Counsel, PLIC since 2014
Assistant Counsel	Assistant General Counsel, the Manager since 2015
Des Moines, IA 50392	VP, Chief Compliance Officer and Chief Risk Officer, Transamerica Asset
1958	Management, Inc. (“TAM”) (2010-2012)
Assistant General Counsel, Transamerica Asset Management Group
(2013-2014)
Vice President/CFTC Principal, TAM (2013-2014)

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Teri R. Root	Vice President and Chief Compliance Officer, the Manager since 2015
Deputy Chief Compliance Officer	Compliance Officer, the Manager (2010-2013)
Des Moines, IA 50392	Vice President, PSS since 2015
1979

Britney L. Schnathorst	Counsel, PLIC since 2013
Assistant Counsel	Prior thereto, Attorney in Private Practice
Des Moines, IA 50392
1981

Adam U. Shaikh	Counsel, PFD (2006-2013)
Assistant Counsel	Counsel, PLIC
Des Moines, IA 50392	Counsel, the Manager (2007-2013, 2014 - present)
1972	Counsel, PSI (2007-2013)
Counsel, PSS (2007-2013)

Dan Westholm	Assistant Vice President/Treasury, PFA since 2013
Assistant Treasurer	Director – Treasury, PFA (2011-2013)
Des Moines, IA 50392	Assistant Vice President/Treasury, PFD since 2013
1966	Director – Treasury, PFD (2011-2013)
Assistant Vice President/Treasury, PLIC since 2014
Director – Treasury, PLIC (2007-2014)
Director – Treasury, the Manager (2003-2013)
Assistant Vice President/Treasury, the Manager since 2013
Assistant Vice President/Treasury, PSI since 2013
Director – Treasury, PSI (2008-2009, 2011-2013)
Assistant Vice President/Treasury, PSS since 2013
Director – Treasury, PSS (2007-2013)

Beth Wilson	Director and Secretary – Funds, PLIC
Vice President and Secretary	Vice President, the Manager (2007-2013)
Des Moines, IA 50392
1956

Clint Woods	Vice President, Associate General Counsel, Governance Officer, and
Vice President and Counsel	Assistant Corporate Secretary, PLIC since 2015
Des Moines, IA 50392	Assistant General Counsel, Assistant Corporate Secretary, and Governance
1961	Officer, PLIC (2013-2015)
Associate General Counsel, AEGON (2003 - 2012)

The 15(c) Committee assists the Board in performing the annual review of the Fund’s advisory and sub-advisory agreements pursuant to Section 15(c) of the 1940 Act.

The Audit Committee selects the independent auditors for the Fund and oversees the activities of the independent auditors as well as the internal auditors. The committee also receives reports about accounting and financial matters affecting the Fund.

The Executive Committee is selected by the Board. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.

The Nominating and Governance Committee selects and nominates all candidates who are not “interested persons” of the Fund for election to the Board. The committee also oversees the structure and efficiency of the Board of Directors and the committees the Board establishes.

The Operations Committee oversees the provision of administrative and distribution services to the Funds, communications with the Funds’ shareholders, and provides review and oversight of the Funds’ operations.

Additional information about the Fund is available in the Prospectus dated March 1, 2016, and the Statement of Additional Information dated March 1, 2016. These documents may be obtained free of charge by writing Principal Funds, Inc., P.O. Box 8024, Boston, MA 02266-8024 or telephoning 1-800-222-5852. The prospectus may be viewed at www.PrincipalFunds.com/prospectuses.

PROXY VOTING POLICIES

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the results of the proxy votes for the most recent twelve months ended June 30 may be obtained free of charge by telephoning 1-800-222-5852, or on the SEC website at www.sec.gov.

SCHEDULES OF INVESTMENTS

The Fund files complete schedules of investments with the Securities and Exchange Commission as of January 31 and July 31 of each year on Form N-Q. The Fund’s Form N-Q can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. or on the Commission’s website at www.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330.

BOARD CONSIDERATION OF INVESTMENT ADVISORY CONTRACTS

During the period covered by this report, the Board of Directors of Principal Funds, Inc. (“PFI”) approved (1) a Subadvisory Agreement with Principal Global Investors, LLC (“PGI”) related to the high yield sleeve of the Global Diversified Income Fund; (2) a Subadvisory Agreement with Finisterre Capital LLC and a Management Agreement with Principal Management Corporation (the “Manager”) related to the Finisterre Emerging Markets Bond Fund; (3) a Subadvisory Agreement with PGI related to the opportunistic mortgage-backed securities investment sleeve of the Global Diversified Income Fund; (4) a Subadvisory Agreement with Victory Capital Management, Inc. related to the MidCap Value Fund I; and (5) the annual review and renewal of the Management Agreement and various subadvisory agreements for all Funds

Principal Global Investors, LLC Subadvisory Agreement

On March 15, 2016, the Board considered for the Global Diversified Income Fund (the “Fund”) the approval of a sub-advisory agreement (the “Subadvisory Agreement”) between the Manager and PGI (the “Subadivsor”) with respect to the Fund's high yield sleeve.

Nature, Quality and Extent of Services

The Board considered the nature, quality and extent of the services expected to be provided under the sub-advisory agreement. The Board considered the reputation, qualifications and background of PGI, the investment approach of PGI, the experience and skills of PGI’s investment personnel who would be responsible for the day-to-day management of the Fund, and the resources made available to such personnel. The Board noted that PGI currently provides sub-advisory services for another sleeve of the Fund and for other series of PFI, Principal Variable Contracts Funds, Inc. (“PVC”) and Principal Exchange-Traded Funds (“PETF” and together with PFI and PVC, the “Principal Funds”), and that the Board had reviewed and had approved renewal of those sub-advisory agreements at its September 2015 Board meeting. In addition, the Board considered the Manager’s program for recommending, monitoring and replacing sub-advisors and that the Manager recommended PGI based upon that program. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services to be provided by PGI to the Fund pursuant to the sub-advisory agreement is expected to be satisfactory.

The Board reviewed historical one-year, three-year, five-year and since inception (July 1, 2009) performance returns as of December 31, 2015 (gross and net of proposed fees) of PGI for a composite with an investment strategy similar to that proposed for the Fund, as compared to each of the historical composite performance of the terminated subadvisor for the Fund’s high yield investment sleeve, a relevant benchmark index for such investment sleeve and a relevant Morningstar category for such investment sleeve. Based on such information, the Board concluded that PGI is well qualified.

Fees, Economies of Scale and Profitability

The Board also reviewed the expected impact on profitability to the Manager from the addition of PGI. The Board considered the proposed sub-advisory fee to be paid to PGI, noting that the Manager compensates sub-advisors from its own management fee so that shareholders pay only the management fee. The Board noted that there would be no change to the current management fee paid by the Fund. The Board considered whether there are economies of scale with respect to the sub-advisory services to be provided to the Fund under the proposed sub-advisory agreement. The Board noted that the proposed sub-advisory fee schedule does not include breakpoints, but concluded that such fee schedule is appropriate at currently anticipated asset levels. The Board considered PGI’s representation that it does not have any advisory clients with a lower fee for the specific mandate that it will manage for the Fund and the Manager’s statement that it believes the proposed sub-advisory fee schedule is fair and competitive relative to the respective universe. On the basis of the information provided, the Board concluded that the proposed sub-advisor fee was reasonable.

Other Benefits

The Board also considered the character and amount of other incidental benefits to be received by PGI. The Board noted that PGI does not intend to use soft dollars in advising the high yield sleeve of the Fund. The Board concluded, taking into account the potential benefits, that the proposed sub-advisory fee was reasonable.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the sub-advisory agreement are fair and reasonable and that approval of the sub-advisory agreement is in the best interests of the Fund.

Advisory Agreements – Finisterre Unconstrained Emerging Markets Bond Fund

On March 15, 2016, the Board considered for the newly established Finisterre Unconstrained Emerging Markets Bond Fund (the “Fund”) the approval of a management agreement (the “Management Agreement”) between PFI, for the Fund, and the Manager and a subadvisory agreement (the “Subadvisory Agreement”) between the Manager and Finisterre Capital, LLC (the “Subadvisor”). (The Management Agreement and Subadvisory Agreement together are referred to as the “Advisory Agreements.”)

Nature, Quality and Extent of Services

The Board considered the nature, quality and extent of the services to be provided under the Management Agreement, including administrative services. The Board noted that, in connection with the 2015 annual renewal of the management agreements for the other Principal Funds, the Board had: (1) reviewed the services provided by the Manager to the other series of Principal Funds under the management agreements; (2) considered the experience and skills of senior management leading fund operations, the experience and skills of the personnel performing the functions under the management agreements and the resources made available to such personnel, the ability of the Manager to attract and retain high-quality personnel, and the organizational depth and stability of the Manager and concluded that appropriate resources were provided under the management agreements for the Principal Funds; (3) noted that the Manager’s process emphasizes the selection of Principal-affiliated subadvisors that are determined to be qualified under the Manager’s due diligence process and concluded that this due diligence process was working well; and (4) considered the compliance program established by the Manager for the Principal Funds and their respective series and the level of compliance attained by the Principal Funds. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services to be provided by the Manager to the Fund under the Management Agreement are expected to be satisfactory.

The Board considered the nature, quality and extent of the services to be provided under the Subadvisory Agreement. The Board considered the reputation, qualifications and background of the Subadvisor, the investment approach of the Subadvisor, the experience and skills of the Subadvisor’s investment personnel who would be responsible for the day-to-day management of the Fund, and the resources made available to such personnel. The Board noted that the Subadvisor currently provides subadvisory services for another PFI fund, and that the Board had reviewed and had approved for renewal that subadvisory agreement at its September 2015 Board meeting. In addition, the Board considered the Manager’s program for recommending, monitoring and replacing subadvisors and that the Manager recommended the Subadvisor based upon that program. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services to be provided by the Subadvisor to the Fund under the Subadvisory Agreement are expected to be satisfactory.

As the Fund is a newly created series, the Board did not review performance of the Fund since no track record was available. The Board reviewed the historical one-year, two-year and since inception (May 31, 2013) performance (gross and net of proposed fees) as of December 31, 2015 of the investment sleeve of another series of PFI that is managed by the Subadvisor in accordance with a strategy that is a close proxy to the strategy that will be used in managing the Fund’s portfolio, as compared to a relevant benchmark index, a relevant blended index that will be used for the purpose of due diligence monitoring and a relevant Morningstar category. The Board also reviewed the historical one-year and three-year performance as of June 30, 2015 of a non-Principal fund that was managed in a similar strategy by the lead portfolio manager prior to his employment by the Manager. The Board concluded, based on the information provided, that the Subadvisor is well qualified.

Fees, Economies of Scale and Profitability

The Board considered the Fund’s proposed management and subadvisory fees. With respect to the proposed management fee, the Board considered the fees proposed to be paid to the Subadvisor. The Board also received information from the Manager, based on data supplied by Broadridge, comparing the proposed management fee to advisory fees of funds in the same asset category. The Board also considered whether there are economies of scale with respect to the services to be provided to the Fund under the Management Agreement. The Board noted that the proposed management fee schedule includes breakpoints, and concluded that the proposed management fee schedule reflects an appropriate recognition of economies of scale at currently anticipated asset levels.

With respect to the subadvisory fee proposed to be paid to the Subadvisor, the Board noted that the Manager compensates the Subadvisor, an affiliated company, from its own management fee so that shareholders pay only the management fee. The Board considered whether there are economies of scale with respect to the subadvisory services to be provided under the Subadvisory Agreement. The Board concluded that, although the proposed subadvisory fee schedule does not include breakpoints, the Subadvisor’s fee schedule is appropriate at currently anticipated asset levels. The Board considered the Manager’s statement that it found the proposed subadvisory fee schedule to be appropriate.

In addition, in evaluating the management and subadvisory fees, the Board considered the estimated profitability of the Fund to the Manager. The Board reviewed the anticipated expense ratio of each class of the Fund and considered that the Manager proposed to cap the total expense ratios for the classes at certain levels through February 28, 2017. On the basis of the information provided, the Board concluded that the proposed management and subadvisory fees were reasonable.

Other Benefits

The Board also considered the character and amount of other incidental benefits to be received by the Manager and Subadvisor. The Board noted that the Subadvisor did not intend to use soft dollars. The Board concluded that, on the basis of the information provided, the proposed subadvisory fee was reasonable.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of each Advisory Agreement are fair and reasonable and that approval of each of the Advisory Agreements is in the best interests of the Fund.

Principal Global Investors, LLC Subadvisory Agreement

On June 13, 2016, the Board considered for the Global Diversified Income Fund (the “Fund”) the approval of a subadvisory agreement (the “Subadvisory Agreement”) between the Manager and PGI (the “Subadvisor”) for the new opportunistic mortgage-backed securities investment sleeve of the Fund.

Nature, Quality and Extent of Services

The Board considered the nature, quality and extent of the services expected to be provided under the Subadvisory Agreement. The Board considered the reputation, qualifications and background of the Subadvisor, the investment approach of the Subadvisor, the experience and skills of the Subadvisor’s investment personnel who would be responsible for the day-to-day management of the Fund, and the resources made available to such personnel. The Board noted that the Subadvisor currently provides subadvisory services for other series of PFI, Principal Variable Contracts Funds, Inc. and Principal Exchange-Traded Funds, and that the Board had reviewed and had approved for renewal those subadvisory agreements at its September 2015 Board meeting. In addition, the Board considered the Manager’s program for recommending, monitoring and replacing subadvisors and that the Manager recommended the Subadvisor based upon that program. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services to be provided by the Subadvisor to the Fund under the Subadvisory Agreement are expected to be satisfactory.

The Board reviewed the historical one-year, three-year, five-year and since-inception (August 31, 2009) performance returns as of March 31, 2016 (gross and net of proposed fees) of the Subadvisor in a composite with an investment strategy similar to the proposed strategy for the opportunistic mortgage-backed securities investment sleeve of the Fund, as compared to a relevant benchmark index for the investment sleeve, and the annual performance of the Subadvisor in the same composite for each of the last five calendar years (gross and net of proposed fees), as compared to the relevant benchmark index. The Board also reviewed the percentile rankings of the performance of the Subadvisor’s composite (net of proposed fees) in a relevant Morningstar category for each of the periods and years referenced above. The Board concluded, based upon the information provided, that the historical investment performance record of the Subadvisor was satisfactory.

Fees, Economies of Scale and Profitability

The Board considered the proposed subadvisory fee, noting that the Manager compensates the Subadvisor, an affiliated company, from its own management fee so that shareholders pay only the management fee. The Board considered whether there are economies of scale with respect to the subadvisory services to be provided to the Fund under the Subadvisory Agreement. The Board noted that the proposed subadvisory fee schedule includes breakpoints and concluded that the subadvisory fee schedule reflects an appropriate recognition of economies of scale at currently anticipated asset levels. The Board considered the Subadvisor’s representation that it does not have any advisory clients with a lower fee for the specific mandate that it will manage for the Fund and the Manager’s statement that it found the proposed subadvisory fee schedule to be fair and competitive relative to the respective universe. On the basis of the information provided, the Board concluded that the proposed subadvisory fee was reasonable.

Other Benefits

The Board also considered the character and amount of other incidental benefits to be received by the Subadvisor. The Board noted that the Subadvisor did not intend to use soft dollars in connection with the proposed strategy for the opportunistic mortgage-backed securities investment sleeve. The Board concluded that, on the basis of the information provided, the proposed subadvisory fee was reasonable.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Subadvisory Agreement are fair and reasonable and that approval of the Subadvisory Agreement is in the best interests of the Fund.

Victory Capital Management Inc. Subadvisory Agreement

On June 13, 2016, the Board considered for the MidCap Value Fund I (the “Fund”) the approval of a subadvisory agreement (the “Subadvisory Agreement”) between the Manager and Victory Capital Management Inc. (the “Subadvisor”) for the Fund.

Nature, Quality and Extent of Services

The Board considered the nature, quality and extent of the services expected to be provided under the Subadvisory Agreement. The Board considered the reputation, qualifications and background of the Subadvisor, the investment approach of the Subadvisor, the experience and skills of the Subadvisor’s investment personnel who would be responsible for the day-to-day management of the Fund, and the resources made available to such personnel. In addition, the Board considered the Manager’s program for recommending, monitoring and replacing subadvisors and that the Manager recommended the Subadvisor based upon that program.

The Board reviewed the historical one-year, three-year, five-year and since-inception (July 1, 2004) performance returns as of March 31, 2016 (gross and net of proposed fees) of the Subadvisor in a composite with an investment strategy similar to the proposed strategy for the Fund, as compared to the historical performance returns (gross of fees) of the current subadvisor to the Fund and to a relevant benchmark index, and the annual performance of the Subadvisor in the same composite for each of the last five calendar years (gross and net of proposed fees), as compared to the historical performance (gross of fees) of the current subadvisor and to the relevant benchmark index. The Board also reviewed the percentile rankings of the performance of the Subadvisor’s composite (net of proposed fees) in a relevant Morningstar category for each of the periods and years referenced above. The Board concluded, based upon the information provided, that the historical investment performance record of the Subadvisor was satisfactory.

Fees, Economies of Scale and Profitability

The Board considered the proposed subadvisory fee, noting that the Manager compensates subadvisors from its own management fee so that shareholders pay only the management fee. The Board considered whether there are economies of scale with respect to the subadvisory services to be provided to the Fund under the Subadvisory Agreement. The Board noted that the proposed subadvisory fee schedule includes breakpoints and concluded that the subadvisory fee schedule reflects an appropriate recognition of economies of scale at currently anticipated asset levels. The Board considered the Subadvisor’s representation that it does not have any advisory clients with a lower fee for the specific mandate that it will manage for the Fund and the Manager’s statement that it found the proposed subadvisory fee schedule to be fair and competitive relative to the respective universe. On the basis of the information provided, the Board concluded that the proposed subadvisory fee was reasonable.

Other Benefits

The Board also considered the character and amount of other incidental benefits to be received by the Subadvisor. The Board noted that the Subadvisor intends to use soft dollars and that the Subadvisor’s policy is to use soft dollars within the Section 28(e) safe harbor. The Board concluded that, on the basis of the information provided, the proposed subadvisory fee was reasonable.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Subadvisory Agreement are fair and reasonable and that approval of the Subadvisory Agreement is in the best interests of the Fund.

Annual Review and Renewal of Management Agreement and Subadvisory Agreements

At its September 13, 2016 meeting, the Board performed its annual review and renewal process relating to the Management Agreement and the Subadvisory Agreements for all Funds.

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires the Board, including a majority of the Directors who have no direct or indirect interest in the investment advisory agreements and who are not “interested persons” of PFI, as defined in the 1940 Act (the “Independent Directors”), annually to review and to consider the continuation of: (1) the Management Agreement between Principal Management Corporation (the “Manager”) and PFI, on behalf of each of the sixty-four (64) series of PFI (each series is referred to as a “Fund”) (2) the Subadvisory Agreements between the Manager and each of AllianceBernstein L.P.; American Century Investment Management, Inc.; Analytic Investors, LLC; Barrow Hanley Mewhinney & Strauss, LLC; BlackRock Financial Management, Inc.; Brown Advisory, LLC; Causeway Capital Management LLC.; Colonial First State Asset Management (Australia) Limited; Columbus Circle Investors; DDJ Capital Management, LLC; Dimensional Fund Advisors LP; Edge Asset Management, Inc.; Emerald Advisers, Inc.; Finisterre Capital LLP; J.P. Morgan Investment Management Inc.; Logan Circle Partners, L.P.; Los Angeles Capital Management and Equity Research, Inc.; Neuberger Berman Investment Advisers LLC; Origin Asset Management, LLP, Post Advisory Group, LLC; Principal Global Investors, LLC; Principal Real Estate Investors, LLC; Robert W. Baird & Co. Incorporated; Sawgrass Asset Management, LLC, Spectrum Asset Management, Inc.; Stone Harbor Investment Partners LP; T. Rowe Price Associates, Inc.; Vaughan Nelson Investment Management, LP; Victory Capital Management Inc.; W. H. Reaves & Co., Inc.; Westwood Management Corp.; and William Blair & Company, L.L.C.; (collectively, the “Subadvisors”). The Management Agreement and the Subadvisory Agreements are collectively referred to as the “Advisory Agreements.”

The Board, including the Independent Directors, considered the factors and reached the conclusions described below relating to the continuation of the Advisory Agreements. In evaluating the Advisory Agreements, the Board, including the Independent Directors, reviewed a broad range of information requested for this purpose by the Independent Directors, including, among other information, information regarding performance, advisory fees, total expenses, profitability from the Advisory Agreements to the Manager and information about economies of scale. The Board reviewed the materials provided and concluded that it was provided all information reasonably necessary to evaluate the Advisory Agreements.

Nature, Extent and Quality of Services

The Board considered the nature, quality and extent of the services provided under the Management Agreements, including administrative services. The Board considered the experience and skills of senior management leading Fund operations, the experience and skills of the personnel performing the functions under the Management Agreement and the resources made available to such personnel, the ability of the Manager to attract and retain high-quality personnel and the organizational depth and stability of the Manager. The Board concluded that appropriate resources were provided under the Management Agreement. The Board also considered that, during the periods reviewed, other than for the “Core” portions of the Funds implementing the “Core Satellite” structure and the LifeTime Hybrid Funds, the Manager had delegated day-to-day portfolio management responsibility to the Subadvisors. The Board noted that the Manager’s process emphasizes the selection of Principal-affiliated subadvisors that are determined to be qualified under the Manager’s due diligence process, but that the Manager will select an unaffiliated subadvisor to manage all of a portion of a Fund’s portfolio when deemed necessary or appropriate based on a consideration of the Fund’s investment mandate and available expertise and resources within the Principal organization. With respect to Funds with unaffiliated Subadvisors, the Board considered the due diligence process developed by the Manager for purposes of selecting a highly qualified unaffiliated subadvisor for a Fund and for monitoring and replacing unaffiliated Subadvisors. The Board concluded that this due diligence process was working well. The Board also considered the compliance program established by the Manager and the level of compliance attained by the Funds. The Board noted that they had previously reviewed the annual best execution and soft dollar reports and included those findings in their consideration of the renewal of the Advisory Agreements. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Manager to the Funds under the Management Agreement were satisfactory.

The Board considered the nature, quality and extent of services provided under each Subadvisory Agreement. The Board considered the reputation, qualifications and background of the Subadvisor, investment approach of the Subadvisor, the experience and skills of investment personnel responsible for the day-to-day management of each Fund, and the resources made available to such personnel. The Board also considered the Subadvisors’ compliance with investment policies and general legal compliance. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Subadvisors to the Funds under the Subadvisory Agreements are satisfactory.

Investment Performance

The Board reviewed each Fund’s investment performance over longer-term periods, reviewing both the investment return during the three-year period ended March 31, 2016 and the blended investment return (50%/50%) of the three- and five-year periods ended March 31, 2016, and compared those returns to various agreed-upon performance measures, including peer-group data based upon a broad-based, industry category determined by Morningstar. For Funds or Subadvisors that did not have a three-year or five-year performance history, the Board reviewed performance for a one-year or three-year period, respectively, if available. The Board also compared each Fund’s investment performance over the three-year period ended March 31, 2016 to one or more relevant benchmark indices. For Funds that did not have a three-year performance history, the Board compared the Fund’s performance over the one-year period ended March 31, 2016 to one or more relevant benchmark indices. The Board noted that certain Funds had commenced operations recently and, accordingly, no performance information was considered.

The Board also considered whether investment results were consistent with a Fund’s investment objective(s) and policies. For most Funds, the Board concluded that the Fund’s investment returns met acceptable levels of investment performance. There were certain Funds, and certain Subadvisors for multi-manager Funds that had not attained during the relevant period a level of investment performance considered satisfactory by the Board. For such Funds, the Board also considered other factors, such as the longer-term performance of each such Fund. The Board considered the Manager’s due diligence process for evaluating performance applied to all Funds and all Subadvisors, for which they received regular reporting, and concluded that the Manager has in place an effective due diligence process to monitor investment performance, to encourage remedial action and to make changes in the Subadvisors at the appropriate time, if necessary.

Investment Management Fees

The Board considered each Fund’s management fee. The Board received information, based on data supplied by Broadridge, comparing each Fund’s (1) contractual management fee at current asset levels and at theoretical asset levels, (2) actual (after any fee waivers) management fee at average fiscal-year asset levels, (3) actual non-management fees at average fiscal-year asset levels, and (4) actual total expense ratio (including, as applicable, acquired fund fees and expenses) at average fiscal-year asset levels for Class A shares, where available, to advisory fees and expense ratios of mutual funds in a peer group selected by Broadridge, or for one Fund, a custom peer group recommended by the Manager and reviewed by the Board (“Expense Group”) and a broad-based, industry category defined by Broadridge (“Expense Universe”). For Funds that did not offer Class A shares or if Class A shares represented less than 5% of the Fund’s total assets, the information provided was based upon Institutional Class shares (or in the case of one Fund, Class R-6 shares).

In evaluating the management fees, the Board considered a variety of factors, including the amount of the fees, breakpoints, comparison to fees of peer group funds as well as other funds managed by the Manager, subadvisory fees paid, services provided, investment performance, total net expense ratios, profitability and expense caps and fee waivers. For most Funds, actual management fees were within the third quartile or better when compared to their Expense Group. For some Funds, although actual management fees were higher than the third quartile, total net expense ratios were within the third quartile or better.

For each of the SAM Portfolios, the Board considered information from management about the Manager’s unique strategic and tactical asset allocation processes employed in the management of the Fund. The Board noted that the current contractual management fees for several of the SAM Portfolios were in the fourth quartile for the applicable Expense Group, that the actual management fees for all of the SAM Portfolios were in the fourth quartile for the applicable Expense Group and that the total net expense ratios for all but one of the SAM Portfolios were in the third or fourth quartile for the applicable Expense Group. The Board considered the new management fee schedule, to be effective November 1, 2016, offered by management for the PFI SAM Portfolios and the estimated pro forma effect the new management fee schedule would have on the total expense ratio for each of the SAM Portfolios, each of which would be in the third quartile or better. The Board also reviewed the pro forma impact of the new management fee schedule on profitability. Taking into consideration these factors, the Board determined that the management fees, as amended, were justified by the strategy and processes of the Funds. For each of the SAM Portfolios, the Board concluded that the Fund met performance expectations.

The Board also considered that the Manager contractually agreed to continue to waive a portion of its management fee for nine (9) PFI Funds that have implemented the “Core Satellite” structure. The Board also considered the services provided by the Manager in managing the enhanced index “Core” sleeve as a part of the overall services covered by the net management fee received by the Manager.

With specific regard to the Core Plus Bond Fund, although the contractual management fee, the current actual management fee and the total net expense ratio on the basis of Institutional Class shares were higher than third quartile (92%, 99% and 77%, respectively) for the Expense Group, taking into account the proposed contractual management fee waiver for the Fund to be effective from November 1, 2016 through February 28, 2018, the Board concluded that the Management Agreement should be renewed. Such determination was based upon all relevant factors, including the Fund’s performance in the second quartile of its Morningstar peer group for each of the three-year and blended three- and five-year periods ended March 31, 2016 (46% and 45%, respectively) and the pro forma rankings for the Fund, which for Class I shares were 92% for the actual management fee and 69% for the total net expense ratio.

With specific regard to the MidCap Growth Fund III, although the contractual management fee, the actual management fee and the total net expense ratio on the basis of Institutional Class shares were higher than third quartile (99%, 99% and 86%, respectively) for the Expense Group, the Board concluded that the Management Agreement should be renewed. Such determination was based upon all relevant factors, including the explanation provided by the Manager for the Fund’s performance in the third quartile of its Morningstar peer group for each of the three-year and blended three- and five-year periods ended March 31, 2016 (58% and 51%, respectively), the recent decision to change one of the Fund’s Subadvisors and the pro forma rankings for the Fund after giving effect to a 6-basis point voluntary management fee waiver for the Fund that was effective July 1, 2016, which waiver resulted in improved pro forma rankings of the Fund’s actual management fee and total net expense ratio on the basis of Class I shares in the Expense Group (93% and 71%, respectively).

With specific regard to the International Emerging Markets Fund, although the current actual management fee and the total net expense ratio on the basis of Class A shares were higher than third quartile (80% and 87%, respectively) for the Expense Group, taking into account the proposed expense caps for certain share classes of the Fund to be effective from November 1, 2016 through February 28, 2018, the Board concluded that the Management Agreement should be renewed. Such determination was based upon all relevant factors, including the explanation provided by the Manager for the Fund’s performance in the fourth quartile of its Morningstar peer group for three-year period ended March 31, 2016 (81%), the Fund’s performance in the third quartile of its Morningstar peer group for the blended three- and five-year period ended March 31, 2016 (74%) and the pro forma rankings for the Fund, which for Class A shares were 33% for the actual management fee and 47% for the total net expense ratio.

Considering all factors they deemed relevant, the Board concluded that the management fee schedule for each Fund was reasonable and appropriate in light of the nature, quality and extent of the services provided by the Manager and other relevant factors.

Profitability

The Board reviewed detailed information regarding revenues the Manager receives under the Management Agreement, as well as the estimated direct and indirect costs the Manager incurs in providing to each Fund the services described in the applicable Advisory Agreements, for the year ended December 31, 2015. The Board also considered the returns on revenue generated in connection with the payment of subadvisory fees to affiliated Subadvisors (Principal Global Investors, LLC, Principal Real Estate Investors LLC, Columbus Circle Investors, Edge Asset Management Inc., Finisterre Capital LLP, Origin Asset Management LLP, Post Advisory Group LLC and Spectrum Asset Management, Inc.), and the aggregated return on revenue to the Manager and its affiliates. The Board concluded that the management fee for each Fund was reasonable, taking into account the profitability information presented by the Manager.

Economies of Scale

The Board considered whether there are economies of scale with respect to the management of each Fund and whether the Funds benefit from any such economies of scale. The Board then reviewed the levels at which breakpoints occur and the amount of the reductions. The Board considered whether the effective management fee rate for each Fund under the applicable Management Agreement is reasonable in relation to the asset size of such Fund. The Board also noted management’s explanation of efficiencies in the Manager’s cost structure and the impact on the Manager’s profitability. The Board concluded that the fee schedule for each Fund reflects an appropriate level of sharing of any economies of scale.

The Board noted that the PFI LifeTime Funds and the PFI LifeTime Hybrid Funds do not directly pay management fees (although shareholders bear a portion of the cost of the management fees at the underlying fund level as reflected in the acquired fund fees and expenses). The Board also noted that the management fees for the LargeCap S&P 500 Index Fund, the MidCap S&P

400 Index Fund, and the SmallCap S&P 600 Index Fund, do not include breakpoints. Although their management fee schedules do not include breakpoints, the Board noted that each of these Funds has a relatively low basis point fee (25 basis points or less) on all Fund assets.

Subadvisory Fees, Economies of Scale and Profitability

For each Fund, the Board considered the subadvisory fees, noting that the Manager compensates each Subadvisor from its own management fee, so that shareholders pay only the management fee. The Board also received industry data supplied by Broadridge. The Board considered whether there are economies of scale with respect to the subadvisory services provided to each Fund and, if so, whether the subadvisory fees reflect such economies of scale through breakpoints in fees. In addition, in evaluating the subadvisory fees and the factor of profitability, with respect to unaffiliated Subadvisors, the Board considered that the subadvisory fee rate was negotiated at arm’s-length between the Manager and each Subadvisor. The Board considered the profitability of the affiliated Subadvisors in conjunction with their review of the profitability of the Manager. On the basis of the information provided, the Board concluded that the subadvisory fees were reasonable.

Other Benefits to the Manager and Subadvisors

The Board also considered the character and amount of other incidental benefits received by the Manager and its affiliates and each Subadvisor from their relationships with the Funds. The Board also considered as a part of this analysis each Subadvisor’s soft dollar practices and brokerage practices. The Board concluded that management and subadvisory fees for each Fund were reasonable in light of these benefits.

With specific regard to the Subadvisory Agreement pursuant to which Victory Capital Management, Inc. serves as a Subadvisor to the MidCap Value Fund I, the Board concluded that the Subadvisory Agreement should be renewed and amended to include a non-material addition proposed by the Manager relating to the fee paid for cash management.

With specific regard to the Subadvisory Agreement pursuant to which Columbus Circle Investors (“CCI”) serves as a Subadvisor to the SmallCap Growth Fund I, the Board concluded that the Subadvisory Agreement with CCI should be renewed. In reaching this conclusion, the Board noted that CCI’s fees are satisfactory, that the Manager had recommended the termination of the subadvisory relationship between CCI and the Fund and that the Manager had recommended the renewal of the Subadvisory Agreement to provide for an orderly transition of the Fund’s portfolio prior to the termination of that relationship.

With specific regard to the Subadvisory Agreement pursuant to which Analytic Investors, LLCs (“Analytic”) serves as a Subadvisor to the Global Diversified Income Fund, the Board noted that a change in control transaction with respect to Analytic was expected to become effective on or about October 1, 2016, and that this change in control would result in the “assignment” (as defined in the Investment Company Act of 1940, as amended) of the Subadvisory Agreement, causing the agreement’s automatic termination. Accordingly, the Board concluded both that the existing Subadvisory Agreement with Analytic should be renewed and that a new Subadvisory Agreement with Analytic should be approved, to take effect upon the termination of the existing Subadvisory Agreement, in order to allow Analytic to continue to provide portfolio management services to the Fund following the change in control. In approving the new Subadvisory Agreement, the Board noted that the fee charged by Analytic would not change as a result of the change in control transaction and management’s statement that the change in control of Analytic was not expected to impact the nature, quality or extent of services that Analytic provides to the Fund.

Overall Conclusions

Based upon all of the information it considered and the conclusions it reached, the Board determined unanimously that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement, with the actions proposed by the Manager, is in the best interests of each Fund.

Special Meeting of Shareholders
Principal Funds, Inc. – Global Diversified Income Fund
Held June 28, 2016

1.	Approval of a new sub-advisory agreement with Principal Global Investors, LLC for the Fund:

In Favor	Opposed	Abstain
381,991,978.4454	9,134,828.3256	10,794,864.7243

2.	Approval for Principal Management Corporation to enter into and/or materially amend agreements with wholly-owned affiliated sub-advisors on behalf of the Fund without obtaining shareholder approval:

In Favor	Opposed	Abstain
350,689,971.5396	40,089,122.3067	11,142,578.6490

3.	Approval for Principal Management Corporation to enter into and/or materially amend agreements with majority-owned affiliated sub-advisors on behalf of the Fund without obtaining shareholder approval:

In Favor	Opposed	Abstain
349,055,043.1329	41,569,020.8161	11,297,608.5463

FEDERAL INCOME TAX INFORMATION
PRINCIPAL FUNDS, INC.
October 31, 2016 (unaudited)

Long-Term Capital Gain Dividends. Certain Funds distributed long-term capital gain dividends during the fiscal year ended October 31, 2016. Details of designated long-term capital gain dividends for federal income tax purposes are shown in the notes to financial statements. To the extent necessary to distribute such capital gains, certain Funds may also utilize, and hereby designate, earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

Dividend Received Deduction. For corporate shareholders, the percentages of ordinary income distributions (dividend income and short-term gains, if any) for the year ended October 31, 2016, that qualify for the dividend received deduction are as follows:

	Deductible		Deductible
	Percentage		Percentage
Core Plus Bond Fund	1.80%	Principal LifeTime 2035 Fund	37.58%
Equity Income Fund	83.73%	Principal LifeTime 2040 Fund	41.60%
Global Diversified Income Fund	7.21%	Principal LifeTime 2045 Fund	44.76%
Global Real Estate Securities Fund	0.57%	Principal LifeTime 2050 Fund	46.31%
High Yield Fund	0.06%	Principal LifeTime 2055 Fund	50.92%
High Yield Fund I	0.24%	Principal LifeTime 2060 Fund	50.22%
Income Fund	2.07%	Principal LifeTime Hybrid 2015 Fund	25.05%
LargeCap Growth Fund	100.00%	Principal LifeTime Hybrid 2020 Fund	30.30%
LargeCap Growth Fund I	100.00%	Principal LifeTime Hybrid 2025 Fund	27.97%
LargeCap Growth Fund II	33.85%	Principal LifeTime Hybrid 2030 Fund	42.31%
LargeCap S&P 500 Index Fund	100.00%	Principal LifeTime Hybrid 2035 Fund	44.74%
LargeCap Value Fund	99.27%	Principal LifeTime Hybrid 2040 Fund	52.60%
LargeCap Value Fund III	100.00%	Principal LifeTime Hybrid 2045 Fund	53.50%
MidCap Fund	100.00%	Principal LifeTime Hybrid 2050 Fund	57.60%
MidCap Growth Fund	37.43%	Principal LifeTime Hybrid 2055 Fund	53.71%
MidCap S&P 400 Index Fund	96.38%	Principal LifeTime Hybrid 2060 Fund	53.09%
MidCap Value Fund I	50.82%	Principal LifeTime Hybrid Income Fund	9.66%
MidCap Value Fund III	98.96%	Principal LifeTime Strategic Income Fund	9.59%
Overseas Fund	1.15%	SAM Balanced Portfolio	36.62%
Principal Capital Appreciation Fund	100.00%	SAM Conservative Balanced Portfolio	17.82%
Principal LifeTime 2010 Fund	16.51%	SAM Conservative Growth Portfolio	72.25%
Principal LifeTime 2015 Fund	19.89%	SAM Flexible Income Portfolio	12.82%
Principal LifeTime 2020 Fund	23.85%	SAM Strategic Growth Portfolio	67.31%
Principal LifeTime 2025 Fund	26.93%	SmallCap S&P 600 Index Fund	83.82%
Principal LifeTime 2030 Fund	32.05%	SmallCap Value Fund II	76.15%

Qualified Dividend Income. Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentages of ordinary income distributions for the fiscal year ended October 31, 2016, taxed at a maximum rate of 15% are as follows:

	Percentage		Percentage
Core Plus Bond Fund	2.96%	Principal LifeTime 2030 Fund	57.68%
Diversified International Fund	100.00%	Principal LifeTime 2035 Fund	63.81%
Equity Income Fund	100.00%	Principal LifeTime 2040 Fund	70.20%
Finisterre Unconstrained Emerging Markets Bo	1.69%	Principal LifeTime 2045 Fund	74.88%
Global Diversified Income Fund	12.92%	Principal LifeTime 2050 Fund	77.46%
Global Real Estate Securities Fund	29.20%	Principal LifeTime 2055 Fund	82.94%
High Yield Fund	1.92%	Principal LifeTime 2060 Fund	82.65%
High Yield Fund I	0.79%	Principal LifeTime Hybrid 2015 Fund	37.69%
Income Fund	2.09%	Principal LifeTime Hybrid 2020 Fund	45.32%
International Emerging Markets Fund	100.00%	Principal LifeTime Hybrid 2025 Fund	43.36%
International Fund I	100.00%	Principal LifeTime Hybrid 2030 Fund	60.84%
LargeCap Growth Fund	100.00%	Principal LifeTime Hybrid 2035 Fund	62.84%
LargeCap Growth Fund I	100.00%	Principal LifeTime Hybrid 2040 Fund	73.17%
LargeCap Growth Fund II	34.41%	Principal LifeTime Hybrid 2045 Fund	74.76%
LargeCap S&P 500 Index Fund	100.00%	Principal LifeTime Hybrid 2050 Fund	79.90%
LargeCap Value Fund	100.00%	Principal LifeTime Hybrid 2055 Fund	74.98%
LargeCap Value Fund III	100.00%	Principal LifeTime Hybrid 2060 Fund	74.35%
MidCap Fund	100.00%	Principal LifeTime Hybrid Income Fund	17.30%
MidCap Growth Fund	39.10%	Principal LifeTime Strategic Income Fund	21.27%
MidCap S&P 400 Index Fund	100.00%	Real Estate Securities Fund	6.45%
MidCap Value Fund I	52.28%	SAM Balanced Portfolio	58.34%
MidCap Value Fund III	100.00%	SAM Conservative Balanced Portfolio	30.32%
Overseas Fund	100.00%	SAM Conservative Growth Portfolio	100.00%
Principal Capital Appreciation Fund	100.00%	SAM Flexible Income Portfolio	21.41%
Principal LifeTime 2010 Fund	33.69%	SAM Strategic Growth Portfolio	87.28%
Principal LifeTime 2015 Fund	39.06%	SmallCap S&P 600 Index Fund	85.23%
Principal LifeTime 2020 Fund	45.61%	SmallCap Value Fund II	76.95%
Principal LifeTime 2025 Fund	50.62%

FEDERAL INCOME TAX INFORMATION
PRINCIPAL FUNDS, INC.
October 31, 2016 (unaudited)

Foreign Taxes Paid. The following Funds elect under the Internal Revenue Code Section 853 to pass through foreign taxes paid to their shareholders.

The total amounts of foreign taxes passed through to shareholders on a per share basis for the year ended October 31, 2016, are as follows:

Foreign Taxes
Per Share
Diversified International Fund	$0.0296
International Emerging Markets Fund	$0.0785
International Fund I	$0.0326
Overseas Fund	$0.0253

This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns. For tax return preparation purposes, please refer to the information supplied with the 1099-DIV form you will receive from the Fund’s transfer agent.

Principal Funds Distributor, Inc.
711 High Street
Des Moines, IA 50392-6370

Do not use this address for business correspondence.

Due to size constraints, this filing is being made in 2 (two) related submissions.  This submission is the first of the two related submissions.